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                                PROXY STATEMENT
        PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

  [X] Preliminary Proxy Statement

  [ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

  [ ] Definitive Proxy Statement

  [ ] Definitive Additional Materials

  [ ] Soliciting Material Pursuant to Section.240.14a-11(c) or
      Section.240.14a-12

                      PIONEER NATURAL RESOURCES USA, INC.

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.

[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which the transaction applies:
      Limited partnership interests

  (2) Aggregate number of securities to which transaction applies: 100% of the limited partnership interests

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      The aggregate amount of cash that the registrant is offering to the holders of the limited partnership interests for 100% of such interests is $47,500,000.

  (4) Proposed maximum aggregate value of transaction: $47,500,000

  (5) Total fee paid: $9,500

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:
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                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                 NOTICE OF SPECIAL MEETINGS OF LIMITED PARTNERS
                        TO BE HELD ON             , 1999

To the Limited Partners of 25 Publicly-Held
Parker & Parsley Limited Partnerships:

     This is a notice that special meetings of the limited partners of the
following 25 publicly-held limited partnerships will be held on             ,
1999, at 2:00 p.m., at the Wyndham Anatole Hotel,           Room, 2201 Stemmons
Freeway, Dallas, Texas 75207:

          Parker & Parsley 82-I, Ltd.            Parker & Parsley Producing Properties 87-B,
                                                 Ltd.
          Parker & Parsley 82-II, Ltd.           Parker & Parsley 88-A, L.P.
          Parker & Parsley 83-A, Ltd.            Parker & Parsley Producing Properties 88-A,
                                                 L.P.
          Parker & Parsley 83-B, Ltd.            Parker & Parsley 88-B, L.P.
          Parker & Parsley 84-A, Ltd.            Parker & Parsley 89-A, L.P.
          Parker & Parsley 85-A, Ltd.            Parker & Parsley 90-A, L.P.
          Parker & Parsley 85-B, Ltd.            Parker & Parsley 90-B Conv., L.P.
          Parker & Parsley 86-A, Ltd.            Parker & Parsley 90-B, L.P.
          Parker & Parsley 86-B, Ltd.            Parker & Parsley 90-C Conv., L.P.
          Parker & Parsley 86-C, Ltd.            Parker & Parsley 90-C, L.P.
          Parker & Parsley 87-A, Ltd.            Parker & Parsley 91-A, L.P.
          Parker & Parsley Producing             Parker & Parsley 91-B, L.P.
            Properties 87-A, Ltd.
          Parker & Parsley 87-B, Ltd.

     Parker & Parsley Petroleum Company and other predecessors of Pioneer Natural Resources USA, Inc., a Delaware corporation, sponsored the partnerships. Pioneer USA is a direct 100% owned subsidiary of Pioneer Natural Resources Company, a Delaware corporation, and is the managing or sole general partner of the partnerships.

     The purpose of these special meetings is for you to consider and vote on the following matters:

          1. A proposal to approve an Agreement and Plan of Merger dated as of , 1999, among Pioneer, Pioneer USA, and each of the partnerships. Each partnership that approves this proposal will merge with and into Pioneer USA, with Pioneer USA surviving the merger. Each partnership interest of a participating partnership, other than Pioneer USA's interests, will be converted into the right to receive an amount of cash. The amount of cash to be paid for all partnership interests of a participating partnership will be based on the participating partnership's merger value. The merger value of a participating partnership is equal to the sum of its reserve value and its net working capital, as reduced by its pro rata share of the estimated expenses and fees of the mergers of all of the partnerships, in each case as of September 30, 1999. Each partnership's pro rata share of the estimated expenses and fees is based on its reserve value before any reduction for the estimated expenses and fees. WE CALCULATED THE CASH PAYMENT USING INFORMATION AS OF JUNE 30, 1999 FOR PURPOSES OF ILLUSTRATION. WE INTEND TO CHANGE EACH REFERENCE TO "JUNE 30, 1999" TO BE "SEPTEMBER 30, 1999" AND TO REVISE JUNE 30, 1999 NUMBERS AS OF SEPTEMBER 30, 1999 BEFORE MAILING THE DEFINITIVE PROXY STATEMENT TO THE LIMITED PARTNERS. The cash payment will be allocated among the partners based on the liquidation provisions of each partnership agreement. Pioneer USA will not receive any cash payment for its partnership interests in the participating partnerships. However, as a result of the mergers, Pioneer USA will acquire 100% of the properties of the participating partnerships, including properties attributable to its partnership interests in those partnerships.

          2. A proposal to amend the partnership agreement of each partnership to permit the partnership's merger with Pioneer USA. If the amendment is not approved, that partnership cannot merge into Pioneer USA even if the partners of that partnership approve the merger agreement.

          3. A proposal to approve the opinion issued to Pioneer USA by on behalf of the limited partners that neither the grant nor the exercise of the right to approve the mergers by the limited partners will result in the loss of any limited partner's limited liability or adversely affect the tax status of the partnerships and to approve the selection of as special legal counsel for the limited partners to render such legal opinion.

          4. Other business that properly comes before the special meetings or any adjournments or postponements of the special meetings. We are not aware of any other business for the special meetings.

     The accompanying proxy statement contains information about the mergers, including the amount of cash to be paid per $1,000 initial investment in each partnership, and descriptions of the merger agreement, the merger amendment and the legal opinion of the special legal counsel for the limited partners. The proxy statement also contains a copy of the merger agreement, the merger amendment and the legal opinion.

     Pioneer USA's board of directors set the close of business on
               , 1999, as the record date to identify the limited partners who are entitled to notice of, and to vote at, the special meetings or any adjournments or postponements of the special meetings. During the ten days before the special meetings, you may examine lists of the limited partners of your partnership at the offices of Pioneer USA during normal business hours for any purpose relevant to the special meetings.

     ON             , 1999, PIONEER USA'S BOARD OF DIRECTORS UNANIMOUSLY
DETERMINED THAT THE MERGERS ARE ADVISABLE, FAIR TO YOU, AND IN YOUR BEST INTERESTS. THE BOARD RECOMMENDS THAT YOU VOTE FOR THE MERGER AGREEMENT, THE MERGER AMENDMENT, THE SELECTION OF SPECIAL LEGAL COUNSEL FOR THE LIMITED PARTNERS AND THAT COUNSEL'S LEGAL OPINION. ALTHOUGH PIONEER USA'S BOARD OF DIRECTORS HAS ATTEMPTED TO FULFILL ITS FIDUCIARY DUTIES TO YOU, PIONEER USA'S BOARD OF DIRECTORS HAD CONFLICTING INTERESTS IN EVALUATING THE MERGERS BECAUSE EACH MEMBER OF ITS BOARD OF DIRECTORS IS ALSO AN OFFICER OF PIONEER. Each partnership requires the favorable vote of the holders of the majority of its limited partnership interests to approve the merger agreement, the merger amendment, the selection of special legal counsel for the limited partners and that counsel's legal opinion.

     IF YOU DO NOT SEND IN YOUR PROXY CARD OR VOTE AT THE SPECIAL MEETINGS, IT WILL HAVE THE SAME EFFECT AS IF YOU VOTED AGAINST THE MERGERS.

     You are requested to sign, vote and date the enclosed proxy card and return it promptly in the enclosed envelope, even if you expect to be present at the special meetings. If you give a proxy, you can revoke it at any time before the special meetings. If you are present at the special meetings, you may withdraw your proxy and vote in person.

                                            By Order of the Board of Directors,

                                            Mark L. Withrow
                                            Executive Vice President, General
                                            Counsel
                                            and Secretary

               , 1999

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION                        [LOGO]

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                                                                          , 1999
Dear Limited Partners:

     We invite you to attend the special meetings of limited partners of the
partnerships described below. The special meetings will be held on             ,
1999, at 2:00 p.m., at the Wyndham Anatole Hotel,           Room, 2201 Stemmons
Freeway, Dallas, Texas 75207. The purpose of the special meetings is for you to vote on mergers of the partnerships that, if completed, will result in your receiving cash for your partnership interests.

     Pioneer Natural Resources Company, a Delaware corporation, desires to acquire 25 publicly-held limited partnerships. We are a direct 100% owned subsidiary of Pioneer and we are the managing or sole general partner of the partnerships. Our predecessors, including Parker & Parsley Petroleum Company, originally sponsored the partnerships. The partnerships are Texas and Delaware limited partnerships. They were formed from 1982 through 1991 to acquire, develop and produce oil and gas reserves. If you and the other limited partners approve the mergers, the partnerships will be merged with and into us and we will survive the mergers.

     We have retained Robert A. Stanger & Co., Inc. to issue a fairness opinion in connection with the mergers. Robert A. Stanger & Co., Inc.'s opinion is dated
as of             , 1999 and, subject to the qualifications stated in such
opinion, states that the merger values to be paid in cash for the limited partner interests are fair from a financial point of view to the limited partners of the partnerships. The written opinion of Robert A. Stanger & Co., Inc. is contained in the accompanying document. You should read all of it carefully.

     We can complete the mergers only if a majority of the limited partners approve the merger agreement, the amendment to the partnership agreements to permit the mergers, the selection of special legal counsel for the limited partners and that counsel's legal opinion for their partnerships. This document provides information about the proposed mergers. It also includes a copy of the merger agreement, the merger amendment and the legal opinion of the special legal counsel for the limited partners. Please give all of this information your careful attention.

     YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the special meetings, please take the time to vote by completing and mailing to us the enclosed proxy card. This will not prevent you from revoking your proxy at any time prior to the special meetings or from voting your partnership interests in person if you later choose to attend the special meetings.

     We intend to mail checks to the partners of participating partnerships promptly after completing the mergers. Certificates representing partnership interests will be automatically cancelled, and you will not have to surrender your certificates to receive the cash payment.

        Sincerely,

        Mark L. Withrow
        Executive Vice President, General Counsel and Secretary

     YOU SHOULD CAREFULLY CONSIDER THE RISKS RELATING TO THE MERGERS DESCRIBED IN "RISK FACTORS." THESE INCLUDE:

     - THE MERGER VALUES OF THE PARTNERSHIPS DETERMINE THE AMOUNT OF CASH YOU WILL RECEIVE IN THE MERGERS. PIONEER AND PIONEER USA DETERMINED THE MERGER VALUES AND WILL NOT ADJUST THEM FOR CHANGES IN PARTNERSHIP VALUES BEFORE THE MERGERS ARE COMPLETED.

     - YOU WERE NOT INDEPENDENTLY REPRESENTED IN ESTABLISHING THE TERMS OF THE MERGERS.

     - OUR BOARD OF DIRECTORS HAD CONFLICTING INTERESTS IN EVALUATING THE MERGERS BECAUSE EACH MEMBER OF OUR BOARD OF DIRECTORS IS ALSO AN OFFICER OF PIONEER.

     THE TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     This proxy statement is dated                     , 1999. It is first being
mailed to the limited partners on or about                , 1999.

                               TABLE OF CONTENTS

                                           PAGE
                                           ----
SUMMARY..................................    1
RISK FACTORS.............................    8
  The Merger Values Involve Estimates
    that Will Not Be Adjusted............    8
  You Were Not Independently Represented
    in Establishing the Terms of the
    Mergers..............................    9
  The Interests of Pioneer, Pioneer USA
    and Their Directors and Officers May
    Differ From Your Interests...........   10
  Pioneer USA Has Not Previously Offered
    the Partnerships for Sale to
    Others...............................   10
  Pioneer USA Did Not Solicit Any Third-
    Party Offers.........................   10
  Third Parties Might Not Make an Offer
    for the Partnerships If They Cannot
    Become Operator of the Partnerships'
    Properties...........................   10
  Potential Litigation Challenging the
    Mergers May Delay or Block the
    Mergers..............................   10
  Repurchase Rights Terminate On
    Completion of the Mergers............   10
SPECIAL FACTORS..........................   11
  Background of the Mergers..............   11
  Reasons for the Mergers................   14
  Recommendation of Pioneer USA..........   15
  Fairness Opinion.......................   16
  Alternative Transactions to the
    Mergers..............................   20
CAUTIONARY STATEMENT CONCERNING
  FORWARD-LOOKING INFORMATION............   22
METHOD OF DETERMINING MERGER VALUES AND
  AMOUNT OF CASH OFFERED.................   22
  Components of Merger Values............   22
  Allocation of Merger Values Among
    Partners.............................   24
  Other Methods of Determining Merger
    Values...............................   24
  Information Sources....................   25
THE MERGERS..............................   27
  General................................   27
  Legal Opinion for Limited Partners.....   27
  Distribution of Cash Payments..........   27
  Material U.S. Federal Income Tax
    Consequences.........................   28
  Accounting Treatment...................   31
  No Appraisal or Dissenter Rights.......   31
  Future of Nonparticipating
    Partnerships.........................   31
  Nonmanaging General Partners of Certain
    Partnerships.........................   31
  Third-Party Offers.....................   32
  Merger Amendment.......................   32
  Termination of Registration and
    Reporting Requirements...............   33
  Source of Funds........................   33
  Payment of Expenses and Fees...........   34
THE MERGER AGREEMENT.....................   35
  Structure; Effective Time..............   35

                                           PAGE
                                           ----
  Effects of the Mergers.................   35
  Conduct of Business Prior to the
    Mergers..............................   35
  Other Agreements.......................   35
  Representations and Warranties of
    Pioneer, Pioneer USA and the
    Partnerships.........................   36
  Conditions to the Mergers..............   36
  Termination of the Mergers and the
    Merger Agreement.....................   37
  Amendments; Waivers....................   38
THE SPECIAL MEETINGS.....................   39
  Time and Place; Purpose................   39
  Record Date; Voting Rights and
    Proxies..............................   40
  Solicitation of Proxies................   41
  Quorum.................................   41
  Required Vote; Broker Non-Votes........   42
  Participation by Assignees.............   42
  Special Requirements for Certain
    Limited Partners.....................   42
  Validity of Proxy Cards................   43
  Local Laws.............................   43
INTERESTS OF PIONEER, PIONEER USA AND
  THEIR DIRECTORS AND OFFICERS...........   43
  Conflicting Duties of Pioneer USA,
    Individually and as a General
    Partner..............................   43
  Pioneer USA's Employees Provide
    Services to the Partnerships.........   43
  Financial Interests of Officers and
    Directors in Pioneer.................   43
  Financial Interests of Officers and
    Directors in Partnerships............   44
  Individual Partnership's Perspective
    Not Considered in Mergers............   44
  The Partnerships Pay Operator Fees to
    Pioneer USA..........................   44
OWNERSHIP OF PARTNERSHIP INTERESTS.......   44
TRANSACTIONS AMONG THE PARTNERSHIPS,
  PIONEER, PIONEER USA AND THEIR
  DIRECTORS AND OFFICERS.................   45
MANAGEMENT...............................   46
  Pioneer................................   46
  Pioneer USA............................   48
THE PARTNERSHIPS.........................   50
  General................................   50
  The Drilling Partnerships..............   50
  The Income Partnerships................   51
LEGAL MATTERS............................   51
INDEPENDENT AUDITORS AND INDEPENDENT
  PETROLEUM CONSULTANTS..................   51
WHERE YOU CAN FIND MORE INFORMATION......   52
COMMONLY USED OIL AND GAS TERMS..........   53

                               LIST OF APPENDICES

                                                                           APPENDIX
                                                                           --------
General Information Relating to the Partnerships........................      A
  Table 1   Jurisdiction of Organization, Initial Investment by Limited
            Partners and Number of Limited Partners
  Table 2   Aggregate Merger Value
  Table 3   Merger Value Attributable to Partnership Interests of
            Limited Partners
  Table 4   Ownership Percentage and Merger Value Attributable to
            Nonmanaging General Partners Other Than Pioneer USA
  Table 5   Ownership Percentage and Merger Value Attributable to
            Pioneer USA Held in Its Capacities as General Partner,
            Nonmanaging General Partner and Limited Partner
  Table 6   Voting Percentage in Partnerships Beneficially Owned by
            Pioneer USA in Its Capacity as a Limited Partner
  Table 7   Historical Partnership Distributions
  Table 8   Annual Repurchase Prices and Aggregate Annual Repurchase
            Payments
  Table 9   Participation in Costs and Revenues of the Partnerships
  Table 10  Average Oil, Natural Gas Liquids and Gas Sales Prices and
            Production Costs
  Table 11  Proved Reserves Attributable to Pioneer USA, Other
            Nonmanaging General Partners and Limited Partners
  Table 12  Oil, Natural Gas Liquids and Gas Production
  Table 13  Productive Wells and Developed Acreage
  Table 14  Recent Trades of Partnership Interests
Summary Reserve Report of Williamson Petroleum Consultants, Inc. for the      B
  Partnerships..........................................................
Form of Fairness Opinion of Robert A. Stanger & Co., Inc................      C
The Merger Proposals....................................................      D
Form of Agreement and Plan of Merger....................................      E

     WE HAVE PREPARED A SEPARATE SUPPLEMENT TO THIS DOCUMENT FOR EACH PARTNERSHIP. EACH SUPPLEMENT INCLUDES:

     - A TABLE CONTAINING:

      -- THE AGGREGATE INITIAL INVESTMENT BY THE LIMITED PARTNERS;

      -- THE AGGREGATE HISTORICAL LIMITED PARTNER DISTRIBUTIONS THROUGH JUNE 30,
         1999;

      -- THE MERGER VALUE PER $1,000 LIMITED PARTNER INVESTMENT AS OF JUNE 30,
         1999;

      -- THE MERGER VALUE PER $1,000 LIMITED PARTNER INVESTMENT AS A MULTIPLE OF
         DISTRIBUTIONS FOR THE 12 MONTHS ENDED JUNE 30, 1999;

      -- THE BOOK VALUE PER $1,000 LIMITED PARTNER INVESTMENT AS OF JUNE 30,
         1999 AND AS OF DECEMBER 31, 1998; AND

      -- THE ORDINARY TAX LOSS PER $1,000 LIMITED PARTNER INVESTMENT IN YEAR OF
         INITIAL INVESTMENT;

     - THE PARTNERSHIP'S QUARTERLY REPORT ON FORM 10-Q FOR THE SIX MONTHS ENDED JUNE 30, 1999;

     - THE PARTNERSHIP'S ANNUAL REPORT ON FORM 10-K THE YEAR ENDED DECEMBER 31, 1998; AND

     - DISCLOSURES ABOUT THE PARTNERSHIP'S OIL AND GAS PRODUCING ACTIVITIES.

THE SUPPLEMENT CONSTITUTES AN INTEGRAL PART OF THIS DOCUMENT FOR THAT PARTNERSHIP. PLEASE CAREFULLY READ ALL OF THE SUPPLEMENTS FOR THE PARTNERSHIPS IN WHICH YOU ARE A LIMITED PARTNER.

                                    SUMMARY

     This summary highlights some information from this document and may not contain all of the information that is important to you. To understand the mergers and to obtain a more detailed description of the legal terms of the mergers, you should carefully read this entire document, the related partnership supplements, and the documents described in "Where You Can Find More Information" on page 52. For definitions of oil and gas terms used in this
document, see "Commonly Used Oil and Gas Terms" on page   .

     When we use the terms "Pioneer USA," "we," "us" or "our," we are referring to Pioneer Natural Resources USA, Inc. including its consolidated subsidiaries and predecessors, unless the context otherwise requires. When we use the term "Pioneer," we are referring to Pioneer Natural Resources Company. When we use the term "merger proposals," we are referring to the proposals to approve the merger agreement, the merger amendment, the selection of special legal counsel for the limited partners and the legal opinion of that counsel.

                                  THE MERGERS

     Pioneer proposes to acquire the partnerships by merging them into us. We will be the survivor of each merger. The partnership interests of each participating partnership, other than our interests, will be converted into the right to receive cash.

     The amount of cash Pioneer will pay for a partnership interest will be based on the merger value of the partnership and the liquidation provisions of the partnership agreement. Pioneer and Pioneer USA determined the merger values primarily based on the present value of estimated future net revenues from the partnerships' oil and gas reserves at June 30, 1999. In determining the present value, Pioneer and Pioneer USA used (1) an arithmetic average of the five-year New York Mercantile Exchange, or NYMEX, futures price as of June 30, 1999 for oil, which was approximately $18.00 per barrel, or Bbl, of oil, less standard industry adjustments, (2) the NYMEX price of $2.40 per thousand cubic feet, or Mcf, of gas, less standard industry adjustments, and (3) a 12.5% discount rate. In addition, each participating partnership's merger value includes its net working capital as of June 30, 1999, as reduced by its pro rata share of the estimated expenses and fees of the mergers of all of the partnerships. The partnership's pro rata share of the estimated expenses and fees is based on its reserve value before any reduction for the estimated expenses and fees.

     On page 3 of this document is a table that shows important information about the partnerships, including the amount of cash that will be paid in the mergers for each $1,000 of initial investment. For purposes of illustration in this preliminary document, we calculated the merger values using information as of June 30, 1999. We intend to revise those numbers as of September 30, 1999 before mailing this document to the limited partners.

     Pioneer and Pioneer USA agreed to structure the transaction as mergers instead of as property sales followed by liquidation of the partnerships because the mergers will:

     - require fewer legal documents;

     - reduce filing fees and other costs; and

     - result in the same amount of cash to the limited partners as would a property sale and liquidation using the same commodity prices.

     Pioneer and Pioneer USA expect to sign the merger agreement as soon as the September 30, 1999 merger values are determined. However, if the oil and gas commodity prices used in calculating the merger values for this preliminary document materially increase or decrease after the date of determination for this preliminary document and before mailing this document to the limited partners, Pioneer or Pioneer USA might abandon the proposed mergers before submitting the merger proposals to the limited partners for approval.

                                 THE COMPANIES

PIONEER NATURAL RESOURCES COMPANY
1400 Williams Square West
5205 North O'Connor Blvd.
Irving, Texas 75039
(972) 444-9001

     Pioneer is an independent exploration and production company. Its common stock is traded on the New York Stock Exchange and the Toronto Stock Exchange under the symbol "PXD."

     Pioneer files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. Those SEC filings are available to you in the same manner as the partnerships' information. See "Where You Can Find More Information" on page 52 of this document.

PIONEER NATURAL RESOURCES USA, INC.
1400 Williams Square West
5205 North O'Connor Blvd.
Irving, Texas 75039
(972) 444-9001

     We prepared this document to solicit your proxy. We are a 100% owned subsidiary of Pioneer. We directly own almost all of Pioneer's United States oil and gas properties.

THE PARTNERSHIPS
c/o Pioneer Natural Resources USA, Inc.
1400 Williams Square West
5205 North O'Connor Blvd.
Irving, Texas 75039
(972) 444-9001

     The names of the partnerships are found in the table on the next page. All of the partnerships produce and sell oil and gas. The partnerships were generally formed to provide the general and limited partners cash flow from operations and, in some cases, tax incentives. See the supplement to this document for each of your partnerships for specific information about your partnerships, including the merger value as a multiple of distributions for the 12 months ended June 30, 1999. As a result of the partnerships' oil and gas operations, the partnerships distribute cash to the limited and general partners from the partnerships' net cash flows. These distributions are made quarterly, unless sufficient cash is not available.

     The partnerships' properties consist of interests in approximately 1,100 oil and gas wells that are located primarily in the Spraberry field of the Permian Basin of West Texas. We operate most of the partnerships' wells. At December 31, 1998, the partnerships' combined total proved reserves were 12.2 million barrels of oil equivalent, or MMBOE, consisting of 9.6 million barrels, or MMBbls, of oil and natural gas liquids and 15.6 billion cubic feet, or Bcf, of natural gas. Approximately 94% of the reserves are attributable to the limited partners' partnership interests, excluding partnership interests owned directly by us. Approximately 79% of the total proved reserves attributable to the properties are oil and liquids, and 21% are natural gas, based on six Mcf of gas being equivalent to one Bbl of oil. See "The Partnerships" on page 50 of this document for more information about the partnerships.

                       SUMMARY TABLE -- MERGER VALUE AND
              AMOUNT OF INITIAL LIMITED PARTNER INVESTMENT REPAID

     This table contains the following summary information for each partnership:

     - the aggregate merger values assigned to:

      -- Pioneer USA's partnership interests, whether general or limited;

      -- its nonmanaging general partners' partnership interests, excluding
         Pioneer USA;

      -- its limited partners, excluding Pioneer USA; and

     - for each $1,000 initial limited partner investment in that partnership:

      -- the merger value;

      -- the total historical cash distributions through June 30, 1999; and

      -- the total amount of initial investment by the limited partners that has been repaid, after giving effect to the mergers, stated in dollars and as a percentage.

     This information is based on assumptions. You should read the following table together with the detailed information in Table 2 and Table 3 of Appendix A to this document. To provide an example in this preliminary document, we prepared the following table of merger values using information as of June 30, 1999. We intend to revise those numbers as of September 30, 1999 prior to mailing the definitive document to the limited partners.

     Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

                                                                        PER $1,000 INITIAL LIMITED PARTNER INVESTMENT
                                     AGGREGATE MERGER VALUE            ------------------------------------------------
                               -----------------------------------                DISTRIBUTIONS          AMOUNT OF
                                             OTHER                                     FROM          INITIAL INVESTMENT
                                          NONMANAGING                               INCEPTION              REPAID
                               PIONEER      GENERAL      LIMITED        MERGER       THROUGH         ------------------
                                 USA       PARTNERS      PARTNERS       VALUE        6/30/99             $          %
                               --------   -----------   ----------     --------   --------------     ----------   -----
Parker & Parsley 82-I,
  Ltd........................  $160,707     $ 5,579     $  370,968     $ 34.99      $  947.88        $  982.87      98%
Parker & Parsley 82-II,
  Ltd........................   233,515       7,240        677,990       57.41       1,100.07         1,157.48     116%
Parker & Parsley 83-A,
  Ltd........................   444,921      17,701      1,314,512       69.55       1,264.54         1,334.09     133%
Parker & Parsley 83-B,
  Ltd........................   744,776      29,018      2,170,824       96.42       1,461.35         1,557.77     156%
Parker & Parsley 84-A,
  Ltd........................   637,901      28,200      1,965,607      103.14       1,388.21         1,491.35     149%
Parker & Parsley 85-A,
  Ltd........................    20,949          --        695,068       73.73         681.05           754.78      75%
Parker & Parsley 85-B,
  Ltd........................    14,351          --        820,575      103.47         879.49           982.96      98%
Parker & Parsley 86-A,
  Ltd........................    11,133          --        818,452       81.07       1,282.95         1,364.02     136%
Parker & Parsley 86-B,
  Ltd........................    39,117          --      2,213,631      129.61       1,476.23         1,605.84     161%
Parker & Parsley 86-C,
  Ltd........................    24,353          --      1,838,218       95.45       1,405.01         1,500.46     150%
Parker & Parsley 87-A,
  Ltd........................    53,960          --      3,315,712      115.79       1,232.73         1,348.52     135%
Parker & Parsley Producing
  Properties 87-A, Ltd.......    23,968          --      1,753,345      144.08         892.03         1,036.11     104%
Parker & Parsley 87-B,
  Ltd........................    32,586          --      2,634,521      131.44       1,158.39         1,289.83     129%
Parker & Parsley Producing
  Properties 87-B, Ltd.......    33,115          --      1,252,499      208.84         961.03         1,169.87     117%
Parker & Parsley 88-A,
  L.P........................    51,739          --      2,174,467      170.38         997.83         1,168.21     117%
Parker & Parsley Producing
  Properties 88-A, L.P.......    32,164          --      1,873,767      336.28       1,086.22         1,422.50     142%
Parker & Parsley 88-B,
  L.P........................    28,688          --      1,378,077      155.54         972.69         1,128.23     113%
Parker & Parsley 89-A,
  L.P........................    33,362          --      1,449,492      176.51         916.62         1,093.13     109%
Parker & Parsley 90-A,
  L.P........................    34,154          --      1,054,698      158.26         789.75           948.01      95%
Parker & Parsley 90-B Conv.,
  L.P........................    31,749          --      1,874,279      158.61         604.35           762.96      76%
Parker & Parsley 90-B,
  L.P........................    64,924          --      5,109,583      158.78         604.43           763.21      76%
Parker & Parsley 90-C Conv.,
  L.P........................    13,545          --        957,896      127.70         538.46           666.16      67%
Parker & Parsley 90-C,
  L.P........................    18,948          --      1,533,135      126.92         538.47           665.39      66%
Parker & Parsley 91-A,
  L.P........................    32,032          --      2,283,469      197.28         673.79           871.07      87%
Parker & Parsley 91-B,
  L.P........................    26,234          --      2,384,931      212.20         537.98           750.18      75%

                        BENEFITS TO THE LIMITED PARTNERS

     We believe the mergers provide the following benefits to the limited partners:

     Liquidity. The mergers provide liquidity to the limited partners at a price based on oil and gas reserve values, not on limited market demand for illiquid partnership interests. All limited partners in participating partnerships will receive cash payments in exchange for their partnership interests shortly after completion of the mergers. The cash payments will include both the partnership's reserve value and its net working capital less the partnership's share of transaction expenses. None of the partnership interests are traded on a national stock exchange or in any other significant market. No liquid market exists for interests in any of the partnerships. See Table 14 of Appendix A for historical information about recent trades of partnership interests in the partnerships. Repurchase obligations exist in only a few of the partnerships and are limited in both amount and price by formula in the partnership agreements. Although some partnership interests are occasionally sold in private or over-the-counter transactions, we believe the potential buyers in such transactions are few and the prices generally reflect a significant discount for illiquidity.

     Liquidation Value. The merger values are based on the value of the underlying properties, which are essentially the same values that could be achieved by selling the partnerships' property interests and liquidating the partnerships at this time. In addition, we believe that the lump sum cash payment to each limited partner in the mergers is higher than what the limited partners would otherwise receive over the life of the partnership, assuming constant oil and gas commodity prices and operating costs and giving effect to the time value of money, for the following reasons:

     - The partnership agreements require cash distributions to be reduced by general and administrative expenses allocable to each partnership. The merger values reflect liquidation values based on reserve values that have not been reduced for general and administrative expenses.

     - The merger values are based upon current oil and gas prices. It is likely that oil and gas prices will vary often and possibly widely, as has been demonstrated historically, from the prices used to prepare these estimates. In that way, the merger values eliminate the potential loss in value due to lower oil and gas prices.

     Acceleration of Realization of Value. The cash payments to limited partners of participating partnerships will provide those limited partners with cash earlier than if the limited partners remain in the partnership and receive the expected ordinary cash distributions from oil and gas production. Because the partnerships' properties are mature producing properties, we believe that production from those properties will continue to decline at the rate predicted in the partnerships' oil and gas engineering reserve reports. Accordingly, cash distributions from the partnerships are also expected to decline, subject to variation for changes in oil and gas prices. We believe the merger value of each partnership represents an appropriate pricing of estimated future distributions from the partnership because:

     - the merger value of each partnership is based primarily on the partnership's oil and gas reserves which have been evaluated using (1) an arithmetic average of the five-year NYMEX futures price as of June 30, 1999 for oil, which was approximately $18.00 per Bbl of oil, less standard industry adjustments, and (2) the NYMEX price of $2.40 per Mcf of gas, less standard industry adjustments; and

     - the 12.5% discount rate appropriately reflects, among other things, the potential volatility of future oil and gas commodity prices given historical trends.

     Elimination of Partnership Tax Reports. The mergers will eliminate the limited partners' Schedule K-1 tax reports in the participating partnerships for tax years after the mergers occur. This is expected to simplify the limited partners' individual tax return preparation and reduce preparation costs.

                       RECOMMENDATION TO LIMITED PARTNERS
                                 (SEE PAGE 15)

     On           , 1999, our board of directors unanimously determined that the mergers are advisable, fair to you, and in your best interests. Our board recommends that you vote for the merger proposals. Although our board of directors has attempted to fulfill its fiduciary duties to you, our board of directors had conflicting interests in evaluating the mergers because each member of our board of directors is also an officer of Pioneer.

                                    FAIRNESS

     In deciding to approve the mergers on                , 1999, our board of
directors decided that the mergers are advisable, fair to you, and in your best interests based on a variety of factors. These factors include:

     - the form and amount of consideration offered to the partners;

     - the comparison of the cash payments in the mergers to the diminished future cash distributions otherwise expected as oil and gas production continues to decline;

     - the elimination after the mergers of limited partners' tax preparation costs relating to partnership tax information;

     - that Pioneer is offering a competitive price because of:

       -- the commodity pricing used in determining the merger values;

       -- Pioneer USA's position as operator of most of the partnerships' wells;
          and

       -- Pioneer USA's significant ownership of nearby properties; and

     - the fairness opinion from Robert A. Stanger & Co., Inc.

                     FAIRNESS OPINION OF FINANCIAL ADVISOR
                                 (SEE PAGE 16)

     Robert A. Stanger & Co., Inc., has issued a fairness opinion dated
               , 1999, expressing its opinion that, subject to the qualifications expressed in the opinion, the merger values to be paid in cash for the limited partner interests are fair from a financial point of view to the limited partners of the partnerships. The full text of the form of written opinion of Robert A. Stanger & Co., Inc. is attached to this document as Appendix C. You should read all of it carefully. THE OPINION OF ROBERT A. STANGER & CO., INC. IS DIRECTED TO OUR BOARD OF DIRECTORS. IT IS NOT A RECOMMENDATION TO YOU ABOUT HOW YOU SHOULD VOTE ON MATTERS RELATING TO THE PROPOSED MERGERS.

                 MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES
                                 (SEE PAGE 28)

     You will generally recognize gain or loss equal to the difference between the cash proceeds you receive in the mergers and your adjusted tax basis in your partnership interests in the participating partnerships for which the cash proceeds are paid. Your gain or loss will be capital or ordinary depending on the nature of the assets held by the participating partnerships in which you hold interests and the amount of depletion and intangible drilling and development costs that must be recaptured. You must calculate your ordinary and capital gain or loss separately for each partnership in which you have interests.

     TAX MATTERS ARE VERY COMPLICATED AND THE TAX CONSEQUENCES OF THE MERGERS TO YOU WILL DEPEND ON THE FACTS OF YOUR OWN SITUATION. YOU SHOULD SEEK TAX ADVICE FOR A FULL UNDERSTANDING OF THE PARTICULAR TAX CONSEQUENCES OF THE MERGERS TO YOU.

                           RECORD DATE; VOTING POWER

     You may vote at the special meetings if you owned partnership interests as
of the close of business on             , 1999. We call this date the record
date. For each partnership in which you own a partnership interest, you may cast one vote representing your percentage of partnership interests in that partnership. The percentage of partnership interests that you own is determined by comparing the amount of:

     - your, or your predecessor's, initial investment, including any additional assessments, in the partnership; to

     - the total investment of all partners, including any additional assessments, in the partnership.

                  PARTNER VOTE REQUIRED TO APPROVE THE MERGERS

     The favorable vote of a majority of the limited partners' partnership interests in a partnership is required to approve the merger proposals for that partnership.

     We are generally entitled to vote partnership interests we hold as limited partners at the special meetings. See "The Special Meetings -- Record Date; Voting Rights and Proxies" on page 40 of this document. We plan to vote all our partnership interests for the merger proposals. The voting interest that we hold in each partnership is found in Table 6 of Appendix A.

     If limited partners of a partnership approve the merger agreement, but do not approve the merger amendment, or vice versa, the partnership will not be able to merge. LIMITED PARTNERS WHO WANT THEIR PARTNERSHIP TO PARTICIPATE IN THE MERGERS SHOULD VOTE FOR EACH OF THE MERGER PROPOSALS.

                    CONDITIONS TO THE MERGERS (SEE PAGE 36)

     We will complete the mergers only if the conditions of the merger agreement are satisfied or, if permitted, waived. These conditions include:

     - the limited partners' adoption and approval of the merger proposals;

     - the absence of any law or court order that prohibits the mergers; and

     - the absence of any lawsuit challenging the legality or any aspect of the mergers.

     So long as the law allows us to do so, Pioneer and we may choose to complete the mergers even though a condition has not been satisfied if the limited partners have approved the merger proposals. Pioneer and we may complete the merger of any one or some of the partnerships, even if limited partners in other partnerships do not approve the mergers.

                    TERMINATION OF THE MERGERS (SEE PAGE 37)

     Pioneer and Pioneer USA may jointly terminate the merger agreement, for any or all of the partnerships, at any time, even after limited partner approval. Pioneer USA will not consent to any termination unless it believes such termination is in the best interests of the partnerships. Either Pioneer or Pioneer USA may terminate the merger agreement, for any or all of the partnerships, in certain circumstances, including the following:

     - the limited partners of a partnership fail to approve that partnership's merger; or

     - if any of the other parties is in material breach of the merger agreement.

In addition, Pioneer USA may terminate the merger agreement for any partnership, if Pioneer USA determines that termination of the merger agreement is required for its board of directors to comply with its fiduciary duties.

                               EFFECTS OF MERGERS
                      ON LIMITED PARTNERS WHO DO NOT VOTE
                            IN FAVOR OF THE MERGERS

     You will be bound by the mergers if the limited partners in your partnerships vote a majority of their partnership interests in favor of the mergers, even if you vote against the mergers. If the merger of your partnership occurs, you will be entitled to receive only an amount of cash based on the merger value of your partnership interests. You will not have appraisal, dissenters' or similar rights in connection with the mergers, even if you vote against the mergers.

                       FUTURE OF PARTNERSHIPS THAT DO NOT
                           PARTICIPATE IN THE MERGERS
                                 (SEE PAGE 31)

     If your partnership does not participate in the mergers for any reason, that partnership will remain in existence. Some reasons your partnership might not participate in the mergers are (1) that the limited partners vote against the merger, (2) that a condition in the merger agreement is not satisfied, or
(3) that Pioneer or we exercise a termination right with respect to the merger for that partnership.

     At the same time that we mail checks to the partners of participating partnerships in payment of the merger values, we will mail any cash distributions that were delayed for administrative purposes prior to the completion of the mergers to the partners of nonparticipating partnerships.

     We have not formulated an alternative business plan for nonparticipating partnerships. The business objectives of each nonparticipating partnership will continue as they are. We plan to continue to manage each nonparticipating partnership and operate it in accordance with the terms of its current partnership agreement. The partnership will continue to operate as a separate legal entity with its own assets and liabilities. Distributions from these partnerships are expected to continue to decline since their production revenues are expected to continue to decline more quickly than their production costs. Regardless of whether these nonparticipating partnerships distribute cash, limited partners must continue to include their share of partnership income and loss in their individual tax returns.

     The board of directors of each of Pioneer and Pioneer USA will decide what, if any, actions Pioneer or Pioneer USA, respectively, will take regarding these partnerships. Potential activities might include a tender offer for partnership interests of limited partners or a proposal to acquire the assets of, or merge with, one or more of the nonparticipating partnerships. The proposal may be on terms similar to or different from those of the mergers described in this document.

                               EXPENSES AND FEES

     The expenses and fees that we will incur in connection with the mergers are expected to be approximately $4.6 million. Each of the partnerships, including the 21 non-public limited partnerships and 13 privately-held employee partnerships described in "Similar Transactions" below, which participates in the mergers, will pay its pro rata share of the estimated expenses and fees of the mergers allocated to all of the partnerships. The net working capital component of each partnership's merger value has been reduced by that partnership's pro rata share of the estimated expenses and fees. The partnership's pro rata share is based on its reserve value before any reduction for the estimated expenses and fees.

                       SIMILAR TRANSACTIONS (SEE PAGE 45)

     At the same time as this transaction, Pioneer is also offering to acquire 21 non-public limited partnerships and 13 privately-held employee partnerships through mergers of those partnerships into Pioneer USA. The terms of the mergers and the method of establishing merger values for limited partners in those partnerships are the same as those for the 25 publicly-held partnerships in this document.

     As of the record date for the special meetings, Scott D. Sheffield, Chairman of the Board, President and Chief Executive Officer of Pioneer and President of Pioneer USA, owned, on average, approximately 6% of the outstanding limited partnership interests in each of 11 of the 13 privately-held employee partnerships. As of the record date for the special meetings, Mark L. Withrow, Executive Vice President, General Counsel and Secretary of each of Pioneer and Pioneer USA, owned, on average, approximately 5% of the outstanding limited partnership interests in each of two of the 13 privately-held employee partnerships. Mr. Sheffield and Mr. Withrow have advised us that they plan to vote their partnership interests for the merger proposals.

                        THIRD-PARTY OFFERS (SEE PAGE 32)

     We will consider any offers from third parties to purchase any partnership, whether one of the publicly-held partnerships discussed in this document or one of the non-public or employee partnerships, or the assets of any partnership. Those who wish to make an offer for any partnership or its assets must demonstrate to our reasonable satisfaction their financial ability and willingness to complete such a transaction. Before reviewing non-public information about a partnership, a third party will need to enter into a customary confidentiality agreement. We will also disclose the price at which Pioneer will acquire the non-public and employee partnerships. Offers should be at prices and on terms that are fair to the partners of the partnership and more favorable to the limited partners than the prices and terms proposed in the mergers. Pioneer has the right to try to match or top any such offer.

                                  RISK FACTORS

     YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS IN DETERMINING WHETHER TO VOTE TO APPROVE THE MERGER PROPOSALS.

THE MERGER VALUES INVOLVE ESTIMATES THAT WILL NOT BE ADJUSTED

     Estimates of Proved Reserves and Future Net Revenues May Change. The calculations of the partnerships' proved reserves of crude oil, natural gas liquids and natural gas and future net revenues from those reserves included in this document are only estimates. The accuracy of any reserve estimate is a function of:

     - the quality of available data;

     - engineering and geological interpretation and judgment;

     - the assumptions about quantities of recoverable oil, natural gas liquids and natural gas reserves;

     - the assumptions about prices for crude oil, natural gas liquids and natural gas; and

     - the assumptions about costs to extract, transport and process, if necessary, crude oil, natural gas liquids and natural gas to their point of sale.

Actual prices, production, operating expenses and quantities of recoverable oil and natural gas reserves may vary from those assumed in the estimates. The variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of the partnerships' reserves and future net revenues being materially different from the estimates in the partnerships' reserve reports and in the calculation of the merger values. In addition, changes in production levels and changes in crude oil, natural gas liquids and natural gas prices after the date of the estimate may result in substantial upward or downward revisions.

     Assumptions about Reserves, Pricing and Costs Used in the Merger Values May Be Wrong. Pioneer and Pioneer USA based the reserve value component of the merger values on the discounted, or present value of, estimated future net revenues from the partnerships' properties using estimated reserves at June 30, 1999,

     - applying (1) an arithmetic average of the five-year NYMEX futures price as of June 30, 1999 for oil, which was approximately $18.00 per Bbl of oil, less standard industry adjustments, and (2) the NYMEX price of $2.40 per Mcf of gas, less standard industry adjustments, and

     - using a 12.5% discount rate.

Pioneer and Pioneer USA calculated the volumes of the partnership's proved reserves as of June 30, 1999, based on a future production curve consistent with the production curve used in the reserve report of Williamson Petroleum Consultants, Inc. as of December 31, 1998. Actual production may vary from that assumed production. Actual prices in the future may be materially higher or lower than those used in the calculation of the merger values, even though Pioneer and Pioneer USA adjusted the estimated future net revenues for standard industry price adjustments, including:

     - production costs;

     - the effects of oil quality;

     - British thermal unit, or BTU, content for gas;

     - oil and gas gathering and transportation costs; and

     - gas processing costs and shrinkage.

Therefore, the estimated future net revenues may differ materially from actual revenues received in the future. In addition, actual future net revenues will be affected by:

     - the timing of production and related expenses;

     - changes in consumption; and

     - changes in governmental regulations or taxation.

     The 12.5% discount rate used in the calculation of the merger values might not reflect actual interest rates in effect from time to time and risks associated with the partnerships' properties or the oil and gas industry in general. The discount rate may disfavor longer-lived properties when compared to shorter-lived properties, with a resulting effect on the merger values that disfavors some partnerships as compared to others.

     The Merger Values Might Not Reflect the Value of the Partnerships'
Assets. Since the merger value assigned to a partnership is based on assumptions about reserves, pricing and costs, that merger value could vary materially from the current market value of, or the price that a third party might offer for, that partnership's estimated oil and gas reserves and from the value of, or given to, that partnership's actual future net revenues. The assumptions used to determine the merger values may ultimately benefit some partners and partnerships as opposed to others because the merger value of a partnership might not properly reflect the value of that partnership's assets. In that case, some partners could receive less than a fair market price for their partnership interests. For a description of other methods of determining merger values, see "Method of Determining Merger Values and Amount of Cash Offered -- Other Methods of Determining Merger Values" on page 24.

     The Merger Values Will Not Be Adjusted For Changes Before the Completion of the Mergers. The merger values determine the amount of cash you will receive in the mergers. The merger values will be determined when the September 30, 1999 data is available and will not be changed. For example, although oil and gas prices have fluctuated greatly in the recent past and may continue to do so, the merger values will not be adjusted as of the closing date of the mergers to reflect any general changes in oil or gas prices, or any other matter generally affecting the oil and gas industry, occurring after September 30, 1999 and prior to the closing date of the mergers.

YOU WERE NOT INDEPENDENTLY REPRESENTED IN ESTABLISHING THE TERMS OF THE MERGERS

     Pioneer and Pioneer USA determined the terms of the mergers, including the method for determining the merger values, and the type and allocation among the partners of the consideration to be given in exchange for partnership interests. As noted below, our board of directors had conflicting interests in evaluating the mergers primarily because each member of that board of directors is also an officer of Pioneer. We did not seek recommendations about the type of transaction or the terms or prices from any independent underwriter, financial advisor or other securities professional prior to accepting the consideration offered by Pioneer. The only independent representatives in the mergers were Sayles & Lidji, A Professional Corporation, which represented Pioneer USA's board of directors, and Robert A. Stanger & Co., Inc., which will render its fairness opinion to Pioneer USA's board of directors. Moreover, no special committee or other entity was formed or engaged to negotiate on our behalf or the partnerships' behalf. No representative group of limited partners and no outside experts or consultants, such as investment bankers, legal counsel, accountants or financial experts, were engaged solely to represent the independent interests of the limited partners in structuring and negotiating the terms of the mergers. If you had been separately represented, the terms of the mergers might have been different and possibly more favorable to you. In addition, if you were separately represented, issues unique to the value of your partnerships might have received greater attention during the structuring of the mergers, which might have resulted in an increase in the merger value assigned to your partnerships and in the amount of cash paid to you in the mergers.

THE INTERESTS OF PIONEER, PIONEER USA AND THEIR DIRECTORS AND OFFICERS MAY DIFFER FROM YOUR INTERESTS

     The interests of Pioneer, Pioneer USA, and their officers and directors may differ from your interests as a result of the relationships among them. For example, Pioneer USA, as general partner of the partnerships, has a duty to manage the partnerships in the best interests of the limited partners. Additionally, Pioneer USA has a duty to operate its business for the benefit of its sole stockholder, Pioneer. Also, the members of Pioneer USA's board of directors have duties to both the limited partners of the partnerships and to Pioneer. All of the members of Pioneer USA's board of directors are officers of Pioneer and have duties to Pioneer's stockholders. Pioneer USA's board of directors was aware of these interests and considered them in approving the merger proposals. See "Interests of Pioneer, Pioneer USA and Their Directors and Officers" beginning on page 43 of this document.

PIONEER USA HAS NOT PREVIOUSLY OFFERED THE PARTNERSHIPS FOR SALE TO OTHERS

     Although the partnerships have sold individual properties from time to time in the ordinary course of their businesses, we have not previously tried to sell any of the partnerships, as a whole, to third parties. As a result, we cannot be sure what the market demand is for the partnerships' properties, as a whole, or what a third party would offer for any partnership.

PIONEER USA DID NOT SOLICIT ANY THIRD-PARTY OFFERS

     We have not solicited offers for the partnerships or their assets, and no assurance may be given that the terms of the mergers are as favorable as could be obtained from a sale of any such partnerships or assets to an unrelated party. We will consider offers to purchase any partnership or its assets from third parties, but there might not be any third-party offers or, to the extent an offer is made, we might not consider that offer to be a viable alternative to the mergers.

THIRD PARTIES MIGHT NOT MAKE AN OFFER FOR THE PARTNERSHIPS IF THEY CANNOT BECOME OPERATOR OF THE PARTNERSHIPS' PROPERTIES

     We operate most of the partnerships' wells on behalf of the partnerships and others who own interests in those wells, including Pioneer. Although we will consider other offers for the partnerships or their assets, we are not offering to sell the rights to operate the partnerships' properties. Consequently, potential buyers may not be interested in making an offer to acquire any of the partnerships if they cannot also acquire operating rights to the partnerships' properties.

POTENTIAL LITIGATION CHALLENGING THE MERGERS MAY DELAY OR BLOCK THE MERGERS

     One or more of the partners opposed to the mergers may initiate legal action to stop the mergers or to seek damages for alleged violations of federal and state laws. Litigation challenging the mergers may delay or block the closing of the mergers. In addition, if any lawsuits are filed, Pioneer or Pioneer USA may decide to terminate the mergers.

REPURCHASE RIGHTS TERMINATE ON COMPLETION OF THE MERGERS

     The limited partners of each of the partnerships listed below may require us to repurchase their partnership interests for cash at the times and under the conditions described in the partnership agreements:

        Parker & Parsley 82-I, Ltd.
        Parker & Parsley 82-II, Ltd.
        Parker & Parsley 83-A, Ltd.
        Parker & Parsley 83-B, Ltd.
        Parker & Parsley 84-A, Ltd.

If the limited partners of a partnership with repurchase rights vote a majority of their partnership interests in favor of the mergers, those repurchase rights will terminate on completion of the mergers.

     The repurchase rights may be exercised only once a year and the amount of partnership interests required to be purchased in any one year is limited. A repurchase price is calculated by multiplying:

     - the present value of the estimated future net revenues, calculated using a discount rate equal to prime plus 1% as of December 31 of each year, from a partnership's proved reserves, as determined by independent petroleum consultants; by

     - 66 2/3%.

     Generally, the repurchase prices would be less than the merger values because of the additional discount factor equal to 33 1/3% for the repurchases. In calculating the 1999 repurchase prices, Pioneer USA decided not to apply that additional 33 1/3% discount factor because oil and gas prices had increased significantly since December 31, 1998. The merger values are higher than the 1999 repurchase prices. The difference between the 1999 repurchase prices and the merger values is attributable primarily to the use of different oil and gas prices and discount rates. The repurchase prices were calculated using NYMEX oil and gas prices as of December 31, 1998, which were $12.00 per Bbl of oil and $2.00 per Mcf of gas, compared to the merger values which were calculated using
(1) an arithmetic average of the five-year NYMEX futures price as of June 30, 1999 for oil, which was approximately $18.00 per Bbl of oil, less standard industry adjustments, and (2) the NYMEX price of $2.40 per Mcf of gas, less standard industry adjustments. The higher oil and gas prices used in the merger values more than offset the use in the calculation of the repurchase prices of a discount rate equal to prime plus 1%, or 8.75% for the 1999 repurchases, which was lower than the 12.5% discount rate used in calculating the merger values.

     The 1999 repurchase offers were commenced and completed before the date of this document. For a list of the repurchase prices in 1999 and the prior two years, see Table 8 of Appendix A.

                                SPECIAL FACTORS

BACKGROUND OF THE MERGERS

     The partnerships were formed from 1982 through 1991 under the sponsorship of various affiliated companies collectively known as Parker & Parsley. On February 19, 1991, Parker & Parsley's principal company converted from limited partnership form to corporate form and acquired most of the assets of five publicly-held oil and gas limited partnerships. The new corporation was called Parker & Parsley Petroleum Company, and it owned the general partners of the partnerships.

     In early 1992, Parker & Parsley Petroleum Company decided that it could not fully realize the benefits of the properties it had acquired while continuing to devote substantial resources to the sponsorship of and drilling for the partnerships. It stopped sponsoring public and private oil and gas development drilling and income partnerships and focused on its corporate development. In 1997, Parker & Parsley Petroleum Company and MESA Inc. combined their businesses in a merger that created Pioneer Natural Resources Company. That same year, Pioneer combined many of its U.S. subsidiaries, including the general partners of the partnerships, into its main subsidiary, Pioneer USA.

     From time to time since 1992, Pioneer and its predecessors have had general, internal discussions about whether to consolidate the partnerships pursuant to a transaction such as the mergers. On several occasions, Pioneer or its predecessors engaged outside legal counsel and had discussions with investment banks about a possible combination of the partnerships. Some of those discussions were with Robert A. Stanger & Co., Inc. The contemplated structure of the combination has varied significantly during these internal discussions and has included issuances of common stock, combinations of common stock and cash, and cash-only transactions through asset sales, mergers, tender offers, and combinations of those types of transactions. In general, the contemplated transactions would have been taxable to the limited partners because of the difficulties involved in structuring a tax-free transaction for the partnerships. Until now, every time Pioneer or its predecessors considered such a transaction, it decided not to propose any transaction to the limited partners. The reasons Pioneer and its predecessors did not previously propose a transaction to the limited partners varied. In some early cases, they wanted to collect and fully distribute proceeds to the limited partners from litigation against an oilfield services company before trying to value the partnerships. In other cases, they wanted to avoid periods of volatility in oil and gas prices or in Pioneer's stock price. On several occasions, Pioneer was involved in other corporate transactions that could not be completed timely if a transaction with the partnerships was also pending.

     In early 1998, Pioneer was formulating a strategic plan to focus on its 25 core area oil and gas fields and to eliminate ancillary operations. Pioneer began discussions internally to consider a transaction involving the partnerships, including the basis for valuing the partnerships and whether the consideration should be Pioneer common stock, cash, or some combination of both.

     During the second quarter of 1998, Pioneer and Pioneer USA began to discuss the methods for valuing the partnerships. At that time, Pioneer USA engaged Sayles & Lidji, A Professional Corporation based in Dallas, Texas, as its independent legal counsel and discussed with them the procedures to be followed in evaluating various strategic alternatives available to Pioneer USA and responding to any expressions of interest received by Pioneer USA. Although Pioneer submitted an offer, the offer was withdrawn and the discussions were discontinued because of:

     - the decline in oil prices, which in turn would result in reducing any merger value to be paid to the limited partners;

     - the decline in Pioneer's stock price; and

     - the tight lending environment for many oil and gas companies, including Pioneer.

As a result, each of Pioneer and Pioneer USA decided to discontinue further discussions and no transaction was submitted to the limited partners.

     As oil and gas prices improved, in June 1999, Pioneer and Pioneer USA again began discussions internally to consider a transaction involving the partnerships. At that time, Scott Sheffield, the President and Chief Executive Officer of Pioneer, contacted members of Pioneer USA's board regarding consideration of a potential transaction involving the partnerships.

     During the second quarter of 1999, Pioneer and Pioneer USA attempted to formally address the conflicting interests inherent in the relationships among Pioneer, Pioneer USA, the partnerships and the officers and directors of Pioneer and Pioneer USA. Pioneer USA caused the members of its board of directors who were also members of Pioneer's board of directors to resign from Pioneer USA's board of directors. Because all of the board members of Pioneer USA are also employees of Pioneer, an inherent conflict exits with respect to their duties to the limited partners in their capacity as directors of Pioneer USA, on the one hand, and their duties to Pioneer as employees, on the other hand. This separation of board processes may lessen, but does not eliminate, the inherent conflicting interests of the Pioneer USA directors in this transaction. We believe, however, that this separation enables the directors of Pioneer USA to more effectively consider and focus on the interests of the partnerships.

     Shortly thereafter, Pioneer USA's board again contacted Sayles & Lidji to advise the board in connection with the procedures to be followed in evaluating the merger transaction and any others, as well as various strategic alternatives available to Pioneer USA.

     The Pioneer USA board also engaged, on behalf of the partnerships, Robert
A. Stanger & Co., Inc., as its financial advisor to advise the board on the fairness of the transaction from a financial point of view and to assist in Pioneer USA's evaluation of the merger transaction and other strategic alternatives. Robert A. Stanger & Co., Inc. was familiar with the circumstances from its 1998 engagement. On July 14, 1999, the board met with its counsel and Robert A. Stanger & Co., Inc. to discuss the proposed merger of the partnerships. Robert A. Stanger & Co., Inc. presented an overview of the analysis it planned to perform in evaluating the fairness of the proposed transaction.

     Members of the Pioneer USA board met on several occasions during July and early August to discuss among each other the proposed terms of the merger transaction and other potential alternative transactions.

     On             , 1999, Pioneer's board of directors met and voted to
approve the mergers and to proceed with the completion of the mergers, subject to the September 30, 1999 pricing information and other relevant conditions at the time.

     On August 16, 1999, at a special meeting of the Pioneer USA board, the board met with representatives of Sayles & Lidji and Robert A. Stanger & Co., Inc. to discuss the terms of the proposed mergers.

     On August 17, 1999, Pioneer delivered a written proposal covering the merger transaction to the Pioneer USA board which outlined the terms of the proposed transaction. At a special meeting that day of the Pioneer USA board, the board, its counsel and Robert A. Stanger & Co., Inc. met to discuss the specifics of the merger proposal including oil and gas pricing, the present value discount rate, the right to allow others to bid on the property, and the costs of the mergers. Following the board meeting, our directors sought and obtained changes in the proposed terms which were advantageous to the partnerships.

     On August 23, 1999, at a special meeting of the Pioneer USA board, the board updated its counsel and Robert A. Stanger & Co., Inc. on the status of its discussions with Pioneer. Representatives of Robert A. Stanger & Co., Inc. provided the board with its review of the Pioneer proposal. Based partly on the analysis performed by Robert A. Stanger & Co., Inc., the board advised Pioneer that in the opinion of the Pioneer USA board, the discount rate used to determine the present value of future oil production should be reduced from 15% to 12.5%, thereby increasing the merger consideration to the limited partners. In response, Pioneer agreed to reduce the discount rate to 12.5%.

     On September 2, 1999, at a special meeting of the board, the board and representatives of Robert A. Stanger & Co., Inc. and Sayles & Lidji reviewed the terms of a revised merger proposal submitted by Pioneer. The parties discussed the terms of the merger, the strategic rationale for and benefits of the merger. At this meeting, Robert A. Stanger & Co., Inc. reviewed with the board its financial analysis and its evaluation of the merger consideration and the feasibility of other strategic alternatives. Robert A. Stanger & Co., Inc. also orally presented to the board the status of its findings and its preliminary evaluation of the proposed transaction.

     After considering Robert A. Stanger & Co., Inc.'s evaluation of the proposed merger transaction, the board, together with representatives of Robert
A. Stanger & Co., Inc., engaged in a general discussion of other possible transactions it had considered over the last six to eight months. This discussion included anticipated ongoing operations of the limited partnerships under their current structure and the operation of the limited partnerships through a master limited partnership structure, as well as through a royalty trust. The board also discussed selling the oil and gas properties of the limited partnership at auction and potentially soliciting other buyers or merger partners. The board also considered the fact that other potential buyers of the limited partnerships would have an opportunity to make an offer for the limited partnerships before the board submitted the merger transaction to the limited partners for their consideration and approval.

     At a special meeting held on September 8, 1999, the Pioneer USA board discussed with Sayles & Lidji and Robert A. Stanger & Co., Inc. the complete terms of the proposed mergers. After considering other alternatives, including the advantages and disadvantages of each, the board concluded that none of the alternatives were more advantageous to the limited partners than the terms of the proposed mergers. The board then unanimously approved proceeding with the mergers, subject to determination of September 30, 1999, pricing, its receipt of Robert A. Stanger & Co., Inc.'s fairness opinion, and the board's determination that the merger consideration is fair to the limited partners based on all circumstances as of September 30, 1999, including without limitation, the then current market conditions and the existence, if any, of any other proposal for the partnerships on terms more favorable to the limited partners.

     The foregoing discussion of these special factors considered by the Pioneer USA board is not exhaustive, but Pioneer USA believes it includes the material factors considered by its board. The board did not quantify or otherwise attempt to assign relative weights to the specific factors the board considered in reaching its determination to recommend the merger. Rather, the board viewed its position and recommendation as being based on the total information presented to and considered by the board.

     On September 8, 1999, Pioneer and Pioneer USA publicly announced the proposed mergers. In that announcement, Pioneer USA also announced that it would consider proposals from other potential buyers of the partnerships.

     In a special meeting of the board of Pioneer USA held on             ,
1999, Robert A. Stanger & Co., Inc. presented its opinion dated           ,
1999, expressing its opinion that the merger proposals are fair from a financial point of view to the limited partners of the partnerships. The board of Pioneer USA then unanimously determined that the merger proposals are advisable, fair to the limited partners and in the limited partners' best interests. Accordingly, the board recommended that the limited partners vote for the merger proposals. References to Pioneer USA's board's recommendation of the mergers and its finding that the merger consideration is fair from a financial point of view are stated in this preliminary document conditioned on the board making such determination after considering September 30, 1999, pricing information and other relevant conditions at the time.

REASONS FOR THE MERGERS

     General. For all of the reasons listed below, Pioneer believes that it is the party in the position to pay the highest price for the limited partnership interests of the partnerships. Pioneer USA also believes that Pioneer is the most likely buyer for the partnerships' properties in light of:

     - Pioneer USA's operation of most of the properties;

     - Pioneer USA's extensive property holdings in the same fields; and

     - Pioneer's ability to achieve efficiencies by consolidating operations with its existing operations in the same areas.

     Pioneer's Reasons. Pioneer believes that completion of the mergers is advantageous to it for the following reasons:

          - Consolidate Core Area of Operations. The Spraberry field of the Permian Basin is one of Pioneer's 25 fields of focus in its strategic plan. Acquisition of the partnerships' properties would help consolidate Pioneer's operations in the Spraberry field and achieve operating efficiencies. Pioneer USA operates most of the partnerships' wells, and Pioneer has extensive properties around the partnerships' properties, including interests in most of the partnerships' wells.

          - Achieve Operating Efficiencies. Pioneer expects to improve operating efficiencies with respect to the properties acquired in the mergers because it will be able to co-mingle production from participating partnerships' properties with production from other Pioneer properties for storage, transportation and sale. Production from the partnerships' properties is currently kept segregated from Pioneer's production until sale.

          - Achieve Administrative Efficiencies. Pioneer will eliminate the costs, including time spent by Pioneer employees, related to preparing and filing the partnerships' separate tax returns, financial statements, and reports with the SEC, as well as dealing with the concerns of approximately 25,000 record limited partners. The mergers will result in administrative efficiencies and cost reductions in the management and operation of the properties now owned by the partnerships, particularly in the areas of audit, accounting and tax services, engineering services, bookkeeping, data processing, record maintenance and mailing information to the partners. Although Pioneer will lose the benefit of the partnerships' reimbursement for general and administrative expenses, it will be able to use the additional time of its personnel to help achieve its corporate strategic goals.

     Pioneer USA's Reasons. In considering the mergers, the board of directors of Pioneer USA also considered the benefits to the limited partners set forth on page 4 as well as the following factors:

          - Maturity of Partnership Properties. Although the partnerships' properties were long-lived at the formation of the partnerships, Pioneer and Pioneer USA anticipated that at some point the partnerships would need to be liquidated. The partnerships' properties have matured, and the mergers provide (1) liquidity to the limited partners, and (2) a means for Pioneer, through its subsidiary, Pioneer USA, to liquidate the partnerships.

          - Declining Cash Flows. As the partnerships' properties have matured, the net cash flows from operations have generally declined. See Table 7 of Appendix A. The marginal benefit of continuing operations of the partnerships is offset by the related administrative costs. These administrative costs consume an increasing amount, and ultimately will consume the entire amount, of the cash flows as production declines.

          - Tax Incentives Have Been Realized. To the extent that the partnerships were intended to provide tax incentives to the partners, those incentives have been realized, or the tax purposes for which the partnerships were originally formed are no longer applicable as a result of changes in laws.

          - Partnership Tax Burdens May Now Exceed Benefits. As net cash flow available for distribution has declined or, at times, disappeared, some limited partners may incur greater costs to include their share of the partnerships' tax information in their returns than they receive in cash distributions. In any event, all limited partners are expected to benefit by the elimination of the obligation to include partnership information in their tax returns for the years after the mergers.

          - Partnerships Unable to Access Additional Capital. Pioneer, through its subsidiary, Pioneer USA, has the ability, financial and otherwise, to take advantage of corporate opportunities to expand its reserve base through acquisitions. The partnerships do not have the ability to raise capital for reserve acquisitions. The partnership agreements of the partnerships do not authorize the partnerships to raise additional capital, whether debt or equity. Even if the partnership agreements were amended to authorize additional capital, Pioneer does not believe that the limited partners would desire to contribute additional capital or to apply all cash flow to debt service, while remaining taxable on the related income.

          - Fairness of Price. Pioneer USA's board of directors determined, based in part on the fairness opinion of Robert Stanger & Co., Inc., that the mergers are advisable, fair to the limited partners and in their best interests. Pioneer USA's board of directors also considered the following factors:

         -- The form and amount of consideration offered to the partners;

         -- The objectives of the mergers, including providing liquidity to the partners; and

         -- Its right to consider third-party offers.

RECOMMENDATION OF PIONEER USA

     Pioneer USA's board of directors unanimously determined that the mergers are advisable, fair to the limited partners of each partnership, and in the limited partners' best interests. PIONEER USA'S BOARD OF DIRECTORS RECOMMENDS THAT THE LIMITED PARTNERS VOTE FOR THE MERGER PROPOSALS.

     In making this recommendation, Pioneer USA's board of directors considered a number of factors, including the reasons for the mergers set forth above in "Special Factors -- Reasons for the Mergers" and the matters, such as its conflicting interests, described under "Risk Factors" beginning on page 8 of this document. In view of the numerous factors taken into consideration, Pioneer USA's board of directors did not consider it practical to, and did not attempt to, quantify or assign relative weights to the factors considered by it in reaching its decision. Pioneer USA's board of directors also considered the likelihood, benefits and costs of other transactions, including third-party offers. Pioneer USA will consider any offers from third parties to purchase any partnership or its assets, whether one of the publicly-held partnerships discussed in this document or one of the non-public or employee partnerships. See "The Mergers -- Third-Party Offers" on page 32 of this document for a description of the procedures for these offers.

FAIRNESS OPINION

     Pioneer USA, on behalf of the partnerships, engaged Robert A. Stanger & Co., Inc., an independent financial advisory firm to conduct an independent review and deliver a written opinion of its determination of the fairness, from a financial point of view to the limited partners of the partnerships, of the merger values to be paid in cash for limited partner interests in each partnership in connection with the mergers. The full text of the fairness opinion, which contains a description of the assumptions, limitations and qualifications applicable to the review by Stanger is set forth in Appendix C to this document and should be read in its entirety. The material assumptions and qualifications to the fairness opinion are summarized below. This summary does not purport to be a complete description of the various inquiries and analyses undertaken by Stanger in rendering the fairness opinion. Stanger has advised us that arriving at a fairness opinion is a complex analytical process not necessarily susceptible to partial analysis or amenable to summary description. For a more complete description of the assumptions and qualifications to the fairness opinion see "Qualifications to Fairness Opinion" and "Assumptions" below.

     Except for certain assumptions which Pioneer USA and the partnerships advised Stanger would be reasonable and appropriate in their view, Pioneer USA and the partnerships imposed no conditions or limitations on the scope of the investigation by Stanger or the methods and procedures to be followed by Stanger in rendering the fairness opinion. In addition, the partnerships have agreed to indemnify Stanger against certain liabilities arising out of Stanger's engagement to prepare and deliver its opinion upon consummation of the mergers, and such indemnification obligations will become obligations of Pioneer USA.

     Experience of Stanger. Since its founding in 1978, Stanger has provided information, research, investment banking and consulting services to clients located throughout the United Sates, including major New York Stock Exchange member firms and insurance companies and over seventy companies engaged in the management and operation of partnerships. The investment banking activities of Stanger include financial advisory and fairness opinion services, asset and securities valuations, industry and company research and analysis, litigation support and expert witness services, and due diligence investigations in connection with both publicly registered and privately placed securities transactions.

     Stanger was selected because of its experience in the valuation of businesses and their securities in connection with mergers, acquisitions, reorganizations and for estate, tax, corporate and other purposes, including the valuation of partnerships, partnership securities and the assets typically held through partnerships including oil and gas assets. Pioneer USA has previously engaged Stanger to provide financial advisory services in connection with proposed transactions between the partnerships and Pioneer which were never consummated.

     Qualifications to Fairness Opinion. In the fairness opinion, Stanger specifically states that Stanger was not requested to, and did not:

     - make any recommendations to Pioneer USA, the partnerships or the limited partners with respect to whether to approve or reject the mergers;

     - determine or negotiate the amount or form of the merger values to be paid for limited partners' interests in the mergers;

     - offer the assets of the partnerships for sale to any third party;

     - express any opinion as to:

      -- the impact of the mergers with respect to Pioneer USA or the limited partners of any partnerships that do not participate in the mergers;

      -- the tax consequences of the mergers for Pioneer USA or the limited partners of any partnership;

      -- Pioneer's or Pioneer USA's ability to finance their obligations pursuant to the merger agreement or the impact of a failure to obtain financing on the financial performance of Pioneer, Pioneer USA or the partnerships;

      -- Pioneer USA's decision to estimate the reserve value of the oil and gas reserves of each partnership based upon the continued operation of the properties by Pioneer USA and the payment of general and administrative and overhead charges in accordance with existing operating agreements or the impact, if any, on the estimated values of the partnerships' oil and gas reserves if Pioneer USA and Pioneer determined to offer or operate the assets subject to revised operating agreements;

      -- whether or not alternative methods of determining the merger values would have also provided fair results or results substantially similar to the methodology used;

      -- alternatives to the mergers, including the offering of such assets for sale to third-party buyers;

      -- the fairness of the amount or allocation of merger costs; or

      -- any other terms of the mergers.

     Summary of Material Considered and Investigation Undertaken. Stanger's analysis of the mergers involved a review of the following information:

     - a draft of the merger agreement which Pioneer USA intends to execute in connection with the mergers;

     - financial statements of the partnerships for the years ended December 31, 1997 and 1998 and the six months ended June 30, 1999;

     - reserve analysis of each partnership prepared by Pioneer USA and Pioneer
       as of             , 1999;

     - consultant's report for each partnership prepared by           as of
                   , 1999;

     - calculations prepared by Pioneer USA and Pioneer of the merger values per unit of limited partner interest in each partnership; and

     - estimates prepared by Pioneer USA and Pioneer of the going-concern value and liquidation value per unit of limited partner interest in each partnership.

     In the course of its analysis, Stanger conducted interviews of senior management personnel of Pioneer USA in July and August 1999. During such interviews, Stanger and the senior management personnel reviewed the status of the mergers, the reserve pricing and related value estimates, the estimated timing of the mergers and other matters.

     Stanger reviewed estimates of merger values, going-concern value, and liquidation value prepared by Pioneer USA with respect to each partnership. In addition, Stanger reviewed secondary market prices, as tracked by Stanger, for limited partner interests in each partnership along with tender offers received by limited partners as derived from data provided by Pioneer USA. Stanger's analysis is summarized below.

     Review of Merger Value. Stanger reviewed the calculation of merger values prepared by Pioneer USA. Stanger observed that such calculation includes the
reserve value, as described below, other current assets as of           1999,
reduced by other current liabilities as of           1999 and allocable merger
costs as determined by Pioneer USA. Stanger reviewed the balance sheet of each
partnership as of           1999 as prepared by Pioneer USA, and reconciled the
current assets and current liabilities on such financial statements to the balances included on the merger value calculation for each partnership. With respect to merger costs, Stanger observed that Pioneer USA allocated the estimated aggregate merger cost of approximately $4.6 million among the partnerships based upon such partnership's relative reserve value.

     Stanger reviewed the summary reserve analysis prepared by Pioneer USA and Pioneer with respect to each partnership and compared such data to the reserve analysis prepared as of December 31, 1998. Stanger noted that the reserve analysis was prepared based upon a pricing case consistent with the average five-year NYMEX future price for oil and the NYMEX price of $2.40 per Mcf of gas, as adjusted by Pioneer USA to reflect oil quality, BTU content, oil and gas gathering and transportation costs, and gas processing costs and shrinkage.

     Stanger further observed that the reserve analysis utilized a discount rate of 12.5% and resulted in a per barrel of oil equivalent, or BOE, value of the
reserves for the partnerships ranging from           to           . Stanger
observed that such values are low by general industry averages. However, Stanger observed that such properties are generally low-volume long-lived properties, not operated by the partnerships, and are subject to overhead charges by the operator, Pioneer USA. In the course of its engagement, Stanger reviewed selected comparable transactions in the BOE value range described above for long-lived, generally low-volume properties.

     Stanger reviewed the report prepared by Williamson Petroleum Consultants, Inc. relating to the reserves of the partnerships. Such report indicated that such analyses were prepared using industry standards and procedures, based upon the pricing case provided.

     Going Concern Value. Stanger reviewed the going concern value calculation prepared for each partnership by Pioneer USA. Such going concern value was based upon the estimated net cash flow from sale of the reserves during a 10-year operating period less partnership level general and administrative expenses equal to 3% of revenues except for certain partnerships where 2% was utilized consistent with 1998 and 1999 expense levels. Such cash flows plus the residual value from the sale of the remaining reserves at the end of the operating period were discounted to present value at a discount rate of 12.5%. Stanger observed
that the going concern value of each partnership ranged from   % to   % less
than the merger values.

     Liquidation Value. Stanger reviewed the liquidation value calculation prepared for each partnership by Pioneer USA. Such liquidation value was based upon sale of the reserves at the reserve value, less additional merger expenses estimated at 3% of reserve value. Stanger observed that such merger expenses are intended to reflect Pioneer USA's estimate of the cost associated with brokers commissions on asset sales and the additional wind-down costs of the partnership. Stanger observed that the liquidation value for each partnership
ranged from   % to   % less than the merger values.

     Secondary Market Prices. Stanger reviewed the secondary market prices for units of limited partner interests in the partnerships during the seven months ended July 31, 1999, collected from data maintained on partnerships by Stanger. Stanger observed that secondary market transactions were reported for 24 of the partnerships during such period and the weighted average price of such units represents an average discount to the merger values for the partnerships of
          %. Stanger advised us that its data indicates that participants in the secondary market reported only one trade of five units on one partnership (Parker & Parsley 90-B Conv. L.P.) at a price which exceeds the merger values. The merger value of such partnership is $158.61 and the reported trade of five units was at $171.00 per $1,000 investment. Stanger advised Pioneer USA that the secondary market is illiquid and that trading activity is sporadic and frequently takes place at substantial discounts to the underlying asset value.

     Selected Tender Offers. Stanger observed that Pioneer USA reported unsolicited tender offers for three of the partnerships during the past two years. Stanger observed that the tender offers and related merger values per limited partners interest were as follows:

                                         MERGER VALUE   TENDER OFFER
                                         (PER $1,000    (PER $1,000
                                         INVESTMENT)    INVESTMENT)    DISCOUNT TO MERGER VALUE
                                         ------------   ------------   ------------------------
PARKER & PARSLEY
83-B...................................    $ 96.42         $50.00               51.86%
87-B...................................     131.44          60.00               45.65
88-A...................................     170.38          80.00               46.95

     Stanger observed that the above tender offers represent a discount to the merger values of 45.65% to 51.86% and average 48.15%. Stanger also observed that tender offers for limited partnership securities are generally at prices which represent a substantial discount to the underlying value of the assets held by such partnerships.

     Assumptions. Pioneer USA and Pioneer advised Stanger that the oil and gas properties owned by the partnerships are subject to operating agreements with Pioneer USA and that:

     - such operating agreements provide for the payment of overhead charges and that such charges are reasonable compared with amounts charged for similar services by third-party operators;

     - except for cause, such operating agreements do not provide for the termination of Pioneer USA as operator; and

     - such operating agreements do not provide for the revision of the overhead charges, except as escalated under the terms of such operating agreements.

Furthermore, Pioneer USA and Pioneer advised Stanger that if each partnership's reserves were offered for sale to a third party, a condition of such sale would be that the oil and gas reserves would continue to be subject to the operating agreements with Pioneer USA which provide for the payment of overhead charges, and that it would be appropriate to assume, when estimating the value of such reserves, that such charges would continue.

     In addition, Pioneer USA and Pioneer advised Stanger that the reserve value and working capital balance of each partnership has been properly allocated between the general partners and the limited partners of each partnership in accordance with the partnership agreement with respect to a liquidation.

     Stanger did not conduct any engineering studies and has relied on estimates of Pioneer USA and Pioneer with respect to oil and gas reserve volumes, prices, operating costs, general and administrative expenses and overhead charges with respect to the reserve value estimates.

     Stanger also relied on the assurance of Pioneer USA, Pioneer and the partnerships that:

     - the reserve analysis provided to them was in the judgement of Pioneer USA and the partnerships reasonably prepared on bases consistent with actual historical experience and reflect their best currently available estimates and good faith judgements;

     - any estimates of costs to remediate environmental conditions included in the reserve analysis are based on detailed analyses and reflect the best currently available estimates and good faith judgements;

     - any historical financial data, balance sheet data, merger cost estimates, merger value analysis, going concern value analyses and liquidation value analyses are accurate and complete in all material respects;

     - all calculations of reserve values, working capital balances, merger values, going concern values and liquidation values have been made in accordance with the partnership agreement for each partnership;

     - no material changes have occurred in the information reviewed or in the value of the oil and gas reserves or working capital balances of each partnership between the date the information was provided to Stanger and the date of Stanger's opinion; and

     - Pioneer USA, Pioneer and the partnerships are not aware of any information or facts regarding the partnerships, the oil and gas properties, the reserve analysis or the working capital balances of each partnership that would cause the information supplied to Stanger to be incomplete or misleading in any material respect.

     Stanger's opinion is based upon business, economic, oil and gas market and other conditions as of the date of its analysis and addresses the merger values in the context of information available as of the date of Stanger's analysis. Events occurring after the date of Stanger's analysis could affect the value of the assets of the partnerships or the assumptions used in the preparation of Stanger's fairness opinion.

     Conclusions. Stanger concluded that, based upon and subject to its analysis, assumptions, limitations and qualifications cited in its opinion, and as of the date of the fairness opinion, the merger value to be paid in cash for the limited partner interests in connection with the mergers is fair from a financial point of view to the limited partner of each respective partnership.

     Compensation and Material Relationships. Stanger has been paid a fee of $200,000 in connection with the rendering of the fairness opinion. Such fee was not conditioned on Stanger's findings and is payable whether or not the mergers are consummated. In addition, Stanger will be reimbursed for all reasonable out-of-pocket expenses, including legal fees, and will be indemnified against certain liabilities including certain liabilities under the securities laws. During the past two years, the partnerships had engaged Stanger to render financial advisory services in connection with proposed transactions which were withdrawn and never consummated. In connection with such assignments Stanger was paid fees aggregating $125,000.

ALTERNATIVE TRANSACTIONS TO THE MERGERS

     We considered the following alternative types of transactions before selecting the merger transaction described in this document. As discussed below, we believe that the mergers are the best available alternative for the partnerships to maximize the value of the partnerships' property interests.

     Comparison of the Mergers to Continuing Operations. Because the partnerships' properties are mature, producing properties, we believe that production from those properties will continue to decline at the rate predicted in the partnerships' oil and gas engineering reserve reports. Accordingly, cash distributions from the partnerships will also decline, subject to variation for changes in oil and gas prices. The marginal benefit of continuing operations of the partnerships is offset by the general and administrative costs related to continuing operations. See "Special Factors -- Reasons for the Mergers" beginning on page 14 of this document.

     We also believe there is a substantial advantage in receiving the liquidating distribution in one lump sum currently. We believe that the reserve values included in the merger values are higher than the net present value of estimated future cash distributions to the limited partners from continued operations because the reserve values have not been reduced for the reimbursement of Pioneer USA's general and administrative expenses allocable to each partnership. In addition, the estimates of distributions from continued operations are based upon current oil and gas prices. It is likely that over a long period of time, oil and gas prices will vary often and possibly widely, as has been demonstrated historically, from the prices used to prepare these estimates. Continued operations over a long period of time subject the limited partners to the risk of receiving lower levels of cash distributions if oil and gas prices over this period are lower on average than those used in preparing the estimates of cash distributions from continued operations. Continued operations also subject the limited partners' potential distributions to the risk of price volatility and to possible changes in costs or need for workover or similar significant remedial work on the partnerships' properties. We also believe that there is an advantage to the limited partners taking cash which can be redeployed in other investments, rather than continuing to receive decreasing levels of cash distributions over a long period of time.

     We expect that nonparticipating partnerships will continue operations and will produce their respective reserves until depletion with steadily decreasing rates of cash flow and, as a result, decreasing cash distributions.

     Comparison of the Mergers to Master Limited Partnership. We considered accomplishing the consolidation of the partnerships through a master limited partnership, pursuant to which the partnership interests of the limited partners would be exchanged for interests in the master limited partnership.

However, the partnerships' oil and gas properties are not of sufficient size in the aggregate to attract new capital through a master limited partnership. In addition, the partnership interests in a master limited partnership might not be traded on a national stock exchange or in any other significant market. Some master limited partnership interests might be sold from time to time in private or over-the-counter transactions, but the prices would likely reflect a discount for illiquidity. As a result, a master limited partnership would not provide the limited partners with immediate and complete liquidity for their investment in the partnerships. Finally, a master limited partnership would still be burdened with general and administrative expenses, which would reduce any cash distributions paid to the partners of the master limited partnerships. The merger values reflect liquidation values and have not been reduced for any reimbursement of Pioneer USA's general and administrative expenses allocable to the partnerships.

     Comparison of the Mergers to Royalty Trust. We also considered a royalty trust, pursuant to which the partnership interests would be exchanged for beneficial ownership interests in the trust. Like the master limited partnership alternative discussed above, the partnerships' oil and gas properties are not of sufficient size in the aggregate to attract new capital through a royalty trust. In addition, the beneficial ownership interests in a royalty trust might not be publicly traded in a significant market. As a result, this alternative was not selected because it would not result in immediate and complete liquidity for the partners' investments in the partnerships. Finally, a royalty trust would still be burdened with general and administrative expenses, which would reduce any cash distributions paid to the beneficiaries of the royalty trust. The merger values reflect liquidation values and have not been reduced for any reimbursement of Pioneer USA's general and administrative expenses allocable to the partnerships.

     Comparison of the Mergers to Auction. Offering oil and gas properties for sale at auction is often an efficient means of selling smaller interests in properties in which the seller is not the operator of the property. However, auctions are generally unsuited to the offer and sale of substantial property interests such as those owned by the partnerships, which exceed the normal size of properties offered at auction, and might well be beyond the purchasing capacity of the parties which typically are bidders at auctions. Attempting to auction such properties would cause such properties to dominate each auction and would likely lower the price or the number of interested bidders. In order to avoid this consequence, the partnerships' interests in properties could be divided into smaller pieces and offered at auction on multiple occasions over several years. That extended auction might be counterproductive in terms of prices received, thus minimizing many of the benefits of selling properties at auction.

     Comparison of the Mergers to Negotiated Sale. We also considered whether the partnerships would benefit from attempting to sell their property interests in negotiated transactions. Buyers would be purchasing many partnerships' property interests which they would neither control nor operate. A portion of the value of the properties in which the partnerships own interests would continue to be operated by Pioneer USA because Pioneer USA controls other interests in fields in which the partnerships' properties are located. Because of Pioneer USA's control of such properties, Pioneer and Pioneer USA believe Pioneer is the party in the position to pay the highest price for such interests and the one most likely to do so. In contrast, Pioneer USA's control of such properties could negatively affect the amount a third party is willing to pay and the overall interest of third parties in buying such properties.

     In addition, sale of the partnerships' properties on a direct basis often involves substantial periods of time for due diligence, negotiation and execution of agreements and closings, often with different purchasers for different properties. Satisfying due diligence requests requires large amounts of time to create and supervise data rooms or disseminate data to possible purchasers, plus the time needed to deal directly with multiple prospective purchasers. Furthermore, some issues, such as environmental and title matters, may come to light in the late stages of a negotiated sale, which may delay or preclude the consummation of the sale.

     The transaction costs for offering properties in a negotiated sale could be substantial, and often are higher than other means of sale. Those costs include:

     - preparing and disseminating information on properties to be offered;

     - soliciting attendance by prospective purchasers; and

     - screening and qualifying purchasers.

     Although we believe the factors described above to be true, we will consider third party offers to purchase any partnership or its assets. See "Third-Party Offers" on page 32.

                        CAUTIONARY STATEMENT CONCERNING
                          FORWARD-LOOKING INFORMATION

     Pioneer and Pioneer USA caution you that this document, any supplement and other statements Pioneer or Pioneer USA make from time to time contain statements that may constitute "forward-looking statements." Those statements include statements regarding Pioneer's and Pioneer USA's intent, belief or current expectations, as well as the assumptions on which those statements are based. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those contemplated by forward-looking statements. Important factors currently known to Pioneer and Pioneer USA's management that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, those factors set forth from time to time in reports the partnerships filed with the Securities and Exchange Commission. Some of these factors are also described in "Risk Factors" beginning on page 8 of this document. Except as required by law, Pioneer and Pioneer USA undertake no obligation to update or revise forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events or changes to future operating results over time. You are cautioned not to place too much reliance on such statements.

                      METHOD OF DETERMINING MERGER VALUES
                           AND AMOUNT OF CASH OFFERED

     Pioneer and Pioneer USA agreed to merger values for each of the partnerships for purposes of the mergers. The method of determining merger values was not determined by arm's-length negotiations. See "Risk Factors -- You Were Not Independently Represented in Establishing the Terms of the Mergers" on page 9 and "Interests of Pioneer, Pioneer USA and Their Directors and Officers" on page 43.

COMPONENTS OF MERGER VALUES

     The merger value assigned to each partnership was calculated as follows:

     - Pioneer and Pioneer USA calculated the volumes of the partnership's proved reserves as of June 30, 1999, based on a future production curve consistent with the production curve used in the reserve report of Williamson Petroleum Consultants, Inc. as of December 31, 1998. Pioneer and Pioneer USA ignored any economic limit, or point at which production would become unprofitable, otherwise assumed in the 1998 Williamson reserve report because that reserve report used NYMEX oil and gas prices as of December 31, 1998, which were $12.00 per Bbl of oil and $2.00 per Mcf of gas. In contrast, Pioneer and Pioneer USA used (1) an arithmetic average of the five-year NYMEX futures price as of June 30, 1999, which was approximately $18.00 per Bbl of oil, less standard industry adjustments, and (2) the NYMEX price of $2.40 per Mcf of gas, less standard industry adjustments, to calculate the merger values. Based on this pricing, production could continue profitably for a longer period of time than assumed in the 1998 Williamson reserve report.

     - Pioneer and Pioneer USA calculated estimated future net revenues from the estimated reserves at June 30, 1999, using (1) an arithmetic average of the five-year NYMEX futures price for oil, which was approximately $18.00 per Bbl of oil, less standard industry adjustments, and (2) the

       NYMEX price of $2.40 per Mcf of gas, less standard industry adjustments. Pioneer and Pioneer USA adjusted the estimated future net revenues for standard industry price adjustments, including:

      -- production costs;

      -- the effects of oil quality;

      -- BTU content for gas;

      -- oil and gas gathering and transportation costs; and

      -- gas processing costs and shrinkage.

Those adjustments reflect assumptions about the costs to extract, transport and process, if necessary, crude oil, natural gas liquids and natural gas to their point of sale.

     - Pioneer and Pioneer USA calculated the present value of the estimated future net revenues using a 12.5% discount rate.

     - Pioneer and Pioneer USA added the present value of the partnership's estimated future net revenues as of June 30, 1999 to the partnership's net working capital as of June 30, 1999, as reduced by its pro rata share, based on its reserve value, of the estimated expenses and fees of the mergers of all of the partnerships, including the 21 non-public limited partnerships and 13 privately-held employee partnerships described in "Transactions Among The Partnerships, Pioneer, Pioneer USA and Their Directors and Officers" on page 45 of this document.

     Appendix B to this document contains a summary of the 1998 Williamson reserve report for the partnerships, including assumptions used in the preparation of that report.

     Pioneer and Pioneer USA will update the information presented in this document from June 30, 1999 to September 30, 1999 before mailing this document to the limited partners. Robert A. Stanger & Co., Inc. will review the September 30, 1999 data and determine if it can give its fairness opinion based on that data. Likewise, Pioneer USA's board of directors will make its determination as to whether the mergers are advisable, fair to the limited partners, and in their best interests based on the September 30, 1999 data. From the mailing date of this document to the closing date of the mergers, neither Pioneer nor Pioneer USA will adjust any of the components of the merger values.

     Estimated Reserve Volumes. Pioneer and Pioneer USA believe it is appropriate to calculate estimated reserve volumes at June 30, 1999. Pioneer and Pioneer USA estimate that the mergers will be consummated in the latter half of December 1999, but before a 1999 year-end reserve report can be prepared in accordance with the guidelines of the SEC. However, because the properties are long-lived, mature, producing properties, Pioneer and Pioneer USA believe the production curve used in preparing the reserve values as of June 30, 1999 is similar, in all material respects, to the production curve in the 1998 Williamson reserve report.

     Estimated Future Net Revenues. Pioneer and Pioneer USA agreed to calculate estimated future net revenues of the estimated reserves at June 30, 1999, using
(1) an arithmetic average of the five-year NYMEX futures price for oil, which was approximately $18.00 per Bbl of oil, less standard industry adjustments, and
(2) the NYMEX price of $2.40 per Mcf of gas, less standard industry adjustments. Pioneer and Pioneer USA used production costs consistent with those assumed in the 1998 Williamson reserve report. Pioneer and Pioneer USA believe it is appropriate to use production costs similar to those assumed in the 1998 Williamson reserve report because such costs have been fairly stable and predictable over the last several years.

     Present Value of Estimated Future Net Revenues. Pioneer and Pioneer USA agreed to use a 12.5% discount rate to determine the present value of estimated future net revenues from each partnership's reserves. Pioneer and Pioneer USA believe 12.5% is a rate within the range of discount rates commonly used in the oil and gas industry in property acquisitions of producing properties, although it is higher than the 10% rate that the SEC requires for comparative purposes in the year-end reports of publicly traded oil and gas companies.

     None of the partnerships has any material long-term gas contracts. Pioneer and Pioneer USA estimated future operating costs based on costs in effect at December 31, 1998. In addition, Pioneer and Pioneer USA do not believe that the present value of any partnership's proved reserves is significantly affected by curtailments of gas production. The reserve estimates do not reflect the effect of any "take-or-pay" clauses in gas contracts, which effect we expect to be insignificant.

     Net Working Capital. No cash distributions will be made by the partnerships to their partners after September 30, 1999 through the closing date or termination date of the mergers. The cash payments of the merger values to limited partners of the participating partnerships already reflect those distributions. However, any cash distributions by a nonparticipating partnership which would have been paid during that time period in the ordinary course of that partnership's business will be distributed to its partners at the same time that checks are mailed to the partners, other than Pioneer USA, of participating partnerships. The merger values have been reduced by the estimated expenses and fees of the mergers of the partnerships, including the 21 non-public limited partnerships and 13 privately-held employee partnerships described in "Transactions Among The Partnerships, Pioneer, Pioneer USA and Their Directors and Officers" on page 45 of this document.

     Since the merger values include net working capital, the merger values assigned to the partnerships include the partnerships' assets and liabilities other than their oil and gas reserves. The partnerships' other assets and liabilities consist mainly of cash, accounts receivable from the sale of oil and gas production and accounts payable.

     Pioneer USA will assume all of the liabilities, including contingent liabilities and obligations, of the participating partnerships as of the closing date of the mergers. As of the date of this document, Pioneer USA is not aware of any material contingent liabilities to which any partnership is subject.

ALLOCATION OF MERGER VALUES AMONG PARTNERS

     In determining the portion of the merger value attributable to each $1,000 of initial limited partner investment in a partnership, Pioneer determined the amount payable per $1,000 investment as if the assets of the partnership had been sold on June 30, 1999 for cash equal to the merger value and the proceeds distributed in accordance with the liquidation provisions of the partnership's partnership agreement. If Pioneer USA were to receive any cash payment in the mergers, this methodology would result in Pioneer USA receiving an equal amount or a lesser amount than it would have received if the aggregate merger value was allocated among the partners based on the revenue-sharing provisions of the partnership agreement.

OTHER METHODS OF DETERMINING MERGER VALUES

     Pioneer and Pioneer USA believe that the method used to determine the merger values is a fair and reasonable method of valuing the partnerships' properties. Pioneer and Pioneer USA considered a number of alternative methods of determining the merger values before selecting a method. However, this method might not accurately reflect the value of the partnerships' assets. See "Risk Factors -- The Merger Values Involve Estimates that Will Not Be Adjusted" on page 8. The following alternative methods for determining the merger values should be taken into account in assessing the adequacy of this method:

     Book Value of Assets. Pioneer and Pioneer USA did not base the calculation of merger values on the net book value of the partnerships' assets. The net book values of the partnerships' assets are based upon the financial statements reported in accordance with generally accepted accounting principles. The net book values are not adjusted for estimates in changes in the fair market value of the assets. For this reason, Pioneer and Pioneer USA believe that the merger values are more indicative of the fair market value of the assets of the partnerships than the assets' net book values.

     Trading Price of Units. None of the partnership interests are traded on a national stock exchange or in any other significant market. Although some partnership interests are occasionally sold in private or over-the-counter transactions, Pioneer and Pioneer USA believe any market for the partnership interests:

     - is highly illiquid;

     - reflects an illiquidity discount; and

     - as a result, is not reliable as an indicator of value.

As a result, Pioneer and Pioneer USA did not base the calculation of merger values on recent trading prices of partnership interests in the partnerships. See Table 14 of Appendix A for historical information about recent trades of partnership interests in the partnerships.

     Repurchase Offers. Pioneer and Pioneer USA did not base the calculation of merger values on the price of recent repurchase offers in the partnerships. Most partnerships do not have a repurchase offer obligation, so no repurchase price information was available for those partnerships. The merger values are higher than the 1999 repurchase offer prices for the few partnerships that had such requirements because the repurchase prices were based on NYMEX oil and gas prices as of December 31, 1998, which were $12.00 per Bbl of oil and $2.00 per Mcf of gas. In contrast, the merger values are based on (1) an arithmetic average of the five-year NYMEX futures price for oil, which was approximately $18.00 per Bbl of oil, less standard industry adjustments, and (2) the NYMEX price of $2.40 per Mcf of gas, less standard industry adjustments. See "Risk Factors -- Repurchase Rights Terminate on Completion of the Mergers" on page 10 of this document.

     Timing of Pricing. Pioneer and Pioneer USA did not calculate the merger values using December 31, 1998 oil and gas prices. Oil and gas prices declined significantly in 1998, which adversely affected the cash distributions that limited partners had been receiving. However, oil and gas prices have recovered from NYMEX oil and gas prices of $12.00 per Bbl of oil and $2.00 per Mcf of gas as of December 31, 1998, to (1) an arithmetic average of the five-year NYMEX futures price for oil as of June 30, 1999, which was approximately $18.00 per Bbl of oil, less standard industry adjustments, and (2) the NYMEX price of $2.40 per Mcf of gas, less standard industry adjustments. Pioneer and Pioneer USA used those recovered oil and gas prices to calculate the merger values. Although Pioneer and Pioneer USA expect that long-term oil and gas prices will not increase materially above the prices used in calculating the merger values, no assurance can be given that prices will not increase significantly in the future. Significant increases in future prices would increase cash available for distribution from the partnerships and could, in retrospect, suggest that the merger values were low by comparison.

INFORMATION SOURCES

     Pioneer used the records of Pioneer USA and the partnerships to derive the information regarding:

     - the ownership interests;

     - prices being received or contracted for;

     - costs;

     - production;

     - allocation of revenues and costs between classes of partners;

     - capital accounts of partners; and

     - other factual data used by Pioneer:

      -- to prepare its estimates of proved reserves;

      -- to compute the merger values; and

      -- to determine the allocation among partners of the cash payment to be received.

     While Pioneer has implemented procedures designed to verify some of this information, the nature and volume of data preclude verification of all information. In addition, information relating to prices, costs and production history frequently is estimated based on incomplete data and is subject to varying interpretations. Likewise, the provisions of some of the partnership agreements are subject to different interpretations. In allocating the merger value assigned to a partnership among its partners, Pioneer and Pioneer USA attempted to apply a reasonable interpretation of those provisions.

                                  THE MERGERS

GENERAL

     Immediately before the effective time of each merger, the partnership agreement for each participating partnership will be amended by the merger amendment to permit the merger of the partnership with and into us. At the effective time of the mergers, the participating partnerships will be merged with and into us. We will be the surviving entity. In addition, at the effective time of the mergers, each of your partnership interests in a participating partnership will be converted into the right to receive cash. The amount of cash you receive:

     - will be based on the merger values assigned to the partnerships; and

     - will equal the amount that you would have received on liquidation of the partnerships if the partnerships' assets had been sold on June 30, 1999 for cash equal to the merger values.

     The merger value of a partnership is equal to the partnership's reserve value and its net working capital, as reduced by its pro rata share of the estimated expenses and fees of the mergers, in each case as of June 30, 1999. The reserve value is based on the present value of estimated future cash flows from the partnership's reserves at June 30, 1999, using (1) an arithmetic average of the five-year NYMEX futures price for oil, which was approximately $18.00 per Bbl of oil, less standard industry adjustments, (2) the NYMEX price of $2.40 per Mcf of gas, less standard industry adjustments, and (3) a 12.5% discount rate.

     Pioneer and Pioneer USA agreed to use September 30, 1999 to determine the merger values because that will be the most recent quarter-end preceding the date on which Pioneer USA mails this document to the limited partners. However, to provide an example in this preliminary document, Pioneer and Pioneer USA calculated the merger values as of June 30, 1999. Pioneer and Pioneer USA intend to revise those numbers as of September 30, 1999 prior to mailing this document to the limited partners.

LEGAL OPINION FOR LIMITED PARTNERS

     All of the partnership agreements require that special legal counsel render an opinion on behalf of the limited partners to Pioneer USA that neither the grant nor the exercise of the right to approve the mergers by the limited partners will adversely affect the tax status of the partnerships. In addition, some of the partnership agreements require an opinion that such an approval will not result in the loss of any limited partner's limited liability. For some partnerships, the counsel designated to render the opinion must be counsel other than counsel to Pioneer USA or the partnerships. In all cases, the designated counsel and the legal opinion must be approved by the limited partners. Pioneer
USA has retained           of Dallas, Texas for the purpose of rendering this
legal opinion on behalf of all of the limited partners to Pioneer USA. The merger proposals include an approval of that counsel and the form of its opinion. See "The Special Meetings -- Time and Place; Purpose" on page 39 of this document. A copy of the opinion is attached as an exhibit to the merger proposals.

DISTRIBUTION OF CASH PAYMENTS

     Upon completion of the mergers, the partners will have no continuing interest in, or rights as partners of, any participating partnership. The transfer books of each participating partnership will be closed on the closing date of the mergers. All partnership interests in the participating partnerships will cease to be outstanding, will automatically be cancelled and retired, and will cease to exist. The certificates previously representing partnership interests in participating partnerships held by record partners will represent only the right to receive cash.

     We intend to mail checks to the partners of record promptly following the effectiveness of the mergers in payment of the merger values. Partners will not be required to surrender partnership interest certificates to receive the cash payment.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

     The following discussion summarizes the material federal income tax considerations of a conversion of partnership interests into cash pursuant to the mergers. The federal tax consequences of the mergers will vary for each limited partner because of the different circumstances of each participating partnership and the individual federal income tax position of each limited partner.

     The following discussion is based upon current law. Future legislative, judicial or administrative changes or interpretations could alter or modify the following statements and conclusions, and any of these changes or interpretations could be retroactive and could affect the tax consequences to the limited partners.

     The following discussion is not exhaustive of all possible tax considerations. It does not address any state, local or foreign tax considerations, nor does it discuss all of the aspects of federal income taxation that may be relevant to specific partners in light of their particular circumstances. The discussion below describes general federal income tax considerations applicable to individuals who are citizens or residents of the United States, and therefore has limited application to domestic corporations and persons subject to specialized federal income tax treatment, such as foreign persons, tax-exempt entities, regulated investment companies and insurance companies.

     YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR TO DETERMINE ALL OF THE RELEVANT FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF THE MERGERS TO YOU. THE FOLLOWING DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING, AND YOU MUST DEPEND UPON THE ADVICE OF YOUR OWN TAX ADVISOR CONCERNING THE EFFECTS OF THE MERGERS.

  Tax Consequences of a Conversion of Partnership Interests.

          - Generally. As more fully described below, if you own partnership interests in a participating partnership, you will generally recognize an aggregate amount of net gain or loss equal to the difference between the amount of cash you receive in the mergers and your adjusted tax basis in your partnership interests immediately prior to the mergers. That net gain or loss may be comprised of ordinary income or ordinary loss depending upon the extent of any recapture of depletion or intangible drilling and development costs and any appreciation or depreciation in the ordinary assets of the partnership. The recognition of ordinary income will decrease the capital gain component or increase the capital loss component of the net gain or loss otherwise recognizable as a consequence of the mergers.

          - Characterization of Mergers. A merger of a participating partnership into Pioneer USA should be treated for federal income tax purposes as a sale by such partnership of its assets and a distribution of the proceeds in liquidation of the limited partnership interests. Under Section 613A of the Internal Revenue Code, each of the partners must:

         - maintain the partner's share of the basis in the partnership's oil and gas properties at the partner level;

         - adjust such basis for depletion deductions; and

         - use such basis to calculate gain or loss at the partner level on any sale by the partnership of its oil and gas properties.

          Accordingly, each of the mergers should be generally treated for tax computation purposes as:

         - a taxable sale by you of your interest in a participating partnership's oil and gas properties for cash and the assumption of liabilities; and

         - a taxable sale of any remaining partnership assets by the participating partnership followed by a liquidation of the participating partnership.

          - Gain or Loss on Sale of Partnership Oil and Gas Properties. Upon the deemed sale of a partnership's oil and gas properties in the mergers, you will recognize gain or loss equal to the difference between:

         - the portion of the partnership's "amount realized" on the sale of its oil and gas properties allocated to you; and

         - your adjusted tax basis in the partnership oil and gas properties sold, which must be reduced to reflect depletion claimed during the current year in respect of production prior to the date of the merger.

     The amount realized will include the cash received and the amount of any liability assumed by Pioneer USA in connection with the mergers which is attributable to the partnership's oil and gas properties. If gain is recognized on such sale, the portion of the gain that is treated as recapture of intangible drilling and development costs or depletion will be treated as ordinary income. See "Recapture of Intangible Drilling and Development Costs" and "Recapture of Depletion" below. The remainder of such gain generally will constitute "Section 1231 gain." If loss is recognized on such sale, such loss generally will constitute "Section 1231 loss." See "Section 1231 Gains and Losses" below. You must take into account your share of the portion of the gain that constitutes recapture income, if any, as ordinary income and must aggregate your share of the
     Section 1231 gains and losses along with the Section 1231 gains and losses you realize from other sources.

          - Other Gain or Loss. You will also recognize your allocable share of the partnership's gain or loss, if any, on the deemed sale of its assets other than oil and gas properties. Such gain or loss will be equal to the difference between the amount realized by the partnership on the sale of such assets and the partnership's adjusted tax basis in such assets. Such gain or loss will be capital or ordinary depending on the nature of the assets sold.

          Finally, in the event that the cash you receive in the mergers is more or less than the adjusted tax basis in your partnership interests, as adjusted to reflect gains and losses described in the two preceding paragraphs as well as the effects of the partnership's current year activities, then upon the deemed liquidation of a partnership, you will recognize capital gain or loss equal to the difference between such amounts. See "Tax Consequences of Partnership Operations" below.

          You will be provided with information necessary to make the calculations described above for purposes of filing your own federal income tax return. In order to simplify your federal income tax reporting, this information will include a calculation of the amount and character of your gain on the deemed sale of the partnership's oil and gas properties based upon our estimates. You should verify the accuracy of these calculations based upon your own records.

          - Section 1231 Gains and Losses. Generally, if the total amount of the
     Section 1231 gains exceeds the total amount of Section 1231 losses, all such gains and losses will be treated as capital gains and losses, and if the total amount of the Section 1231 losses exceeds the total amount of the gains, all such gains and losses will be treated as ordinary income and losses. However, your net Section 1231 gains will be treated as ordinary income to the extent of your net Section 1231 losses during the immediately preceding five years, reduced by any amount of net Section 1231 losses that have been previously "recaptured" by you pursuant to this rule.

          - Recapture of Intangible Drilling and Development Costs. Generally, all or a portion of the amounts previously deducted for intangible drilling and development costs with respect to a property must be recaptured upon the disposition of such property by treating the gain, if any, realized on such disposition as ordinary income to the extent of such amounts. With respect to a property placed in service prior to 1987, the potential recapture amount is equal to the excess of the aggregate amounts previously deducted for intangible drilling and development costs with respect to such property over the amount by which the deduction for depletion with respect to such property would have been increased had the intangible drilling and development costs been capitalized and recovered through depletion rather than deducted in the year incurred. It should be noted that, if percentage depletion, rather than cost depletion, has been claimed with respect to such property, the hypothetical capitalization of intangible drilling and development costs may result in little or no increase in depletion deductions and, as a consequence, most or all of the intangible drilling and development costs with respect to such property may be subject to recapture. With respect to property placed in service during 1987 or thereafter, the full amount of intangible drilling and development costs previously deducted, unreduced by depletion, is subject to recapture to the extent of any gain.

          - Recapture of Depletion. Upon the disposition of a property that was placed in service during 1987 or thereafter, all amounts previously deducted for depletion, whether cost depletion or percentage depletion, to the extent such amounts reduced the basis in the property, must be recaptured by treating the gain, if any, recognized on such disposition as ordinary income to the extent of such amounts. No such recapture rule is applicable to a property placed in service before 1987.

          - Tax Rates. The capital gains rate for individuals and other non-corporate taxpayers is 20% if the capital asset has been held for more than one year at the time of consummation of the mergers. Corporate taxpayers are taxed at a maximum marginal rate of 35% for both capital gains and ordinary income. The maximum marginal federal income tax rate for ordinary income of individuals and other non-corporate taxpayers is 39.6%. Capital losses are deductible only to the extent of capital gains, except that, subject to the passive activity loss limitation discussed below, non-corporate taxpayers may deduct up to $3,000 of capital losses in excess of the amount of their capital gains against ordinary income. Excess capital losses generally can be carried forward to succeeding years. A corporation is permitted to carry back excess capital losses to the three preceding years, provided the carryback does not increase or produce a net operating loss for any of those years. A corporation's carryforward period is five years and a non-corporate taxpayer can carry such losses forward indefinitely.

          - Passive Activity Loss Limitation. Under Section 469 of the Internal Revenue Code, any losses from the participating partnerships that have been suspended under the passive loss rules will become fully deductible as a result of the mergers.

     FIRPTA Withholding. Gain recognized by a foreign limited partner on the sale by a partnership of its assets pursuant to the mergers which is effectively connected with the conduct of a U.S. trade or business will be subject to federal income tax. Gain realized on the sale of U.S. real property, including a participating partnership's oil and gas properties, is treated as effectively connected with the conduct of a U.S. trade or business for this purpose. Under Internal Revenue Code Section 1446, a partnership in which an interest is held by a foreign person generally is required to deduct and withhold a tax equal to the highest marginal federal income tax rate applicable to the partner multiplied by such partner's allocable share of effectively connected income. In order to comply with this requirement, each participating partnership will withhold the prescribed percentage of the effectively connected income allocated to you unless you properly complete and sign a "FIRPTA Affidavit" certifying your taxpayer identification number and address, and that you are not a foreign person. Amounts withheld will be creditable against a limited partner's federal income tax liability and, if in excess thereof, a refund may be obtained from the Internal Revenue Service by filing a U.S. income tax return.

     Tax Consequences of Partnership Operations. The federal income tax consequences of the mergers, described above, are in addition to the tax consequences of your status as a partner in a participating partnership for the taxable year ending on the closing date of the mergers. You must include your allocable share of a participating partnership's items of income, gain, loss, deduction and credit for that taxable year, including your allocable share through the closing date of the mergers, on your federal income tax return for that taxable year. That information will be provided to you on a Schedule K-1 as required by tax laws. The results of partnership operations for such period will impact your tax basis in a participating partnership, and your computation of gain or loss resulting from the mergers.

ACCOUNTING TREATMENT

     The mergers will be accounted for as purchases under generally accepted accounting principles. Under those rules, Pioneer USA will record the assets and liabilities of the participating partnerships on its books at their estimated fair market values.

NO APPRAISAL OR DISSENTER RIGHTS

     Under the laws of the State of Delaware and the State of Texas, which are the states of formation of the partnerships, you are not entitled to appraisal or dissenter rights with respect to the mergers.

FUTURE OF NONPARTICIPATING PARTNERSHIPS

     If the limited partners of a partnership do not approve the merger of that partnership, it will not participate in the mergers and will remain in existence. Each nonparticipating partnership will continue to operate as a separate legal entity with its own assets and liabilities. There will be no immediate change in its business objectives, and Pioneer USA plans to continue to manage and operate each nonparticipating partnership in accordance with the terms of its current partnership agreement. A limited partner in a nonparticipating partnership will retain the rights, privileges and obligations that the partner currently has pursuant to the partnership agreement of the nonparticipating partnership. At the same time that Pioneer USA mails checks to the partners of participating partnerships in payment of the merger values, Pioneer USA will mail any cash distributions that were delayed for administrative purposes prior to the completion of the mergers to the partners of nonparticipating partnerships.

     Pioneer USA's board of directors will determine each nonparticipating partnership's business plan. In addition, the board of directors of each of Pioneer and Pioneer USA will decide what, if any, actions they will take with respect to the nonparticipating partnerships. Potential activities include a tender offer for partnership interests of limited partners or a proposal to acquire the assets of, or merge with, one or more of the nonparticipating partnerships. Such proposals may be on terms similar to or different from those of the mergers described in this document.

     Pioneer USA plans to continue to manage each nonparticipating partnership until such partnership is dissolved or Pioneer USA is replaced as the general partner of such partnership. The replacement of Pioneer USA as general partner would require compliance with the partnership agreement of such nonparticipating partnership, including the requisite vote of the limited partners thereof. A nonparticipating partnership may be dissolved in the future in accordance with its partnership agreement if Pioneer USA or any substituted general partner withdraws from the nonparticipating partnership, or in some cases, otherwise elects to dissolve that partnership. Pioneer USA might withdraw from, or otherwise elect to dissolve, a nonparticipating partnership if Pioneer USA determines that the nonparticipating partnership's continued operation is uneconomical or its dissolution and liquidation are in the best interests of the partners. Upon dissolution, the nonparticipating partnership's assets may be sold for cash or securities, which may be more or less than the merger value assigned to that partnership, or distributed in kind to the partners of the nonparticipating partnership. Any such sale may be to Pioneer or an affiliate of Pioneer and may involve cash or securities of Pioneer.

NONMANAGING GENERAL PARTNERS OF CERTAIN PARTNERSHIPS

     Five of the partnerships described in this document have two general partners. In those five partnerships, Pioneer USA is the managing general partner. The second general partner in those partnerships is a parallel partnership whose limited partners are former affiliates of Pioneer's predecessors.

The names of the five partnerships and the names of the nonmanaging general partner in each of those partnerships are:

             PARTNERSHIP                    NONMANAGING GENERAL PARTNER
             -----------                    ---------------------------
Parker & Parsley 82-I, Ltd.            Parker & Parsley Employees 82-I, Ltd.
Parker & Parsley 82-II, Ltd.           Parker & Parsley Employees 82-II,
                                       Ltd.
Parker & Parsley 83-A, Ltd.            Parker & Parsley Employees 83-A, Ltd.
Parker & Parsley 83-B, Ltd.            Parker & Parsley Employees 83-B, Ltd.
Parker & Parsley 84-A, Ltd.            Parker & Parsley Employees 84-A, Ltd.

     Pioneer USA is the sole general partner of each of the nonmanaging general partners. In that capacity, Pioneer USA has authority:

     - to cause the nonmanaging general partner to perform its obligations relating to the partnership described above; and

     - to exercise on behalf of the nonmanaging general partner all of the rights and elections granted to the nonmanaging general partner by the partnership described above.

     Pioneer USA, as the general partner of the nonmanaging general partners, has approved the mergers and the distribution of this document to the limited partners. Pioneer USA will not receive any cash payment in the mergers for its partnership interests in the nonmanaging general partners.

THIRD-PARTY OFFERS

     Pioneer USA will consider offers from third parties to purchase any partnership or its assets. Those who wish to make an offer for any partnership or its assets must demonstrate to Pioneer USA's reasonable satisfaction their financial ability and willingness to complete such a transaction. Before reviewing non-public information about a partnership, a third party will need to enter into a customary confidentiality agreement. Pioneer USA will also disclose the price at which Pioneer plans to acquire the non-public and employee partnerships. Offers should be at prices and on terms that are fair to the partners of the partnership and more favorable to the limited partners than the prices and terms proposed for the mergers in this document. Pioneer reserves the right to match or top any such offer. Persons desiring to make an offer for any partnership should contact Timothy L. Dove or Mark L. Withrow, Board of Directors, Pioneer Natural Resources USA, Inc., 1400 Williams Square West, 5205 North O'Connor Boulevard, Irving, Texas 75039 by November 1, 1999.

     At the same time as this transaction, Pioneer is also offering to acquire 21 non-public limited partnerships and 13 privately-held employee limited partnerships through mergers of those partnerships into Pioneer USA. See "Transactions Among The Partnerships, Pioneer, Pioneer USA and Their Directors and Officers" on page 45 of this document. Pioneer USA will also consider offers from third parties to purchase any of those partnerships as described in the preceding paragraph.

MERGER AMENDMENT

     In order to complete the mergers, the partnership agreements require an amendment to add a provision permitting the mergers of the partnerships with and into Pioneer USA. See the merger proposals, which include the merger amendment, set forth in Appendix D to this document. At the special meetings, the limited partners will vote upon the merger amendment, which, if approved, will be effective immediately prior to the effectiveness of the mergers.

TERMINATION OF REGISTRATION AND REPORTING REQUIREMENTS

     As a result of the mergers, the partnership interests in the participating partnerships, as well as the participating partnerships themselves, will cease to exist. Consequently, Pioneer USA intends to terminate:

     - registration of the partnership interests of the participating partnerships under the Securities Exchange Act of 1934; and

     - the participating partnerships' obligations to file reports and other information under the Securities Exchange Act of 1934.

     Pioneer USA plans to cause any nonparticipating partnerships to continue to file reports and other information under the Securities Exchange Act of 1934. However, Pioneer USA's board of directors could determine to cause such partnerships to terminate their reporting obligations as permitted by federal securities laws.

SOURCE OF FUNDS

     Pioneer USA will need approximately $64.8 million in cash to complete the mergers for all of the partnerships, including the 21 non-public limited partnerships and the 13 privately-held employee partnerships. Pioneer USA will borrow that amount from Pioneer as an intercompany loan. Pioneer USA plans to repay that intercompany loan with cash flows from operations. Immediately after completion of the mergers, the cash portion of the working capital in each partnership that Pioneer acquires will be used to repay a portion of the intercompany loan.

     Pioneer, in turn, will obtain such funds from its amended credit facility agreement with a syndicate of banks, including Bank of America, N.A., formerly NationsBank of Texas, N.A. As of June 30, 1999, the outstanding balance due under Pioneer's credit facility was $1.01 billion, excluding outstanding, undrawn letters of credit of $19 million, and the borrowing capacity available under Pioneer's credit facility was $178 million. Under the terms of its credit facility, Pioneer must reduce its outstanding credit facility borrowings to $941 million prior to December 31, 1999. Such borrowings bear interest, at Pioneer's option, based on:

     - the prime rate of Bank of America, N.A., formerly NationsBank of Texas, N.A., which was 7.75% at June 30, 1999;

     - a eurodollar rate, which is substantially equal to the London Interbank Offered Rate, or LIBOR, adjusted for the reserve requirement as determined by the Board of Governors of the Federal Reserve System with respect to transactions in eurocurrency liabilities; or

     - a competitive bid rate as quoted by the lending banks electing to participate pursuant to Pioneer's request.

     LIBOR rate borrowings under Pioneer's credit facility have periodic maturities, at Pioneer's option, of one, two, three, six, nine or 12 months. Bid rate borrowings have periodic maturities, at Pioneer's option, of not less than 15 days nor more than 360 days. The annual interest rate on LIBOR rate borrowings varies with the periodic LIBOR rate and with specified interest rate margins that are based on Pioneer's senior, unsecured long-term debt ratings and certain leverage ratios. The maximum interest rate margin on LIBOR rate borrowings is 300 basis points. Pioneer's obligations under its credit facility are guaranteed by Pioneer USA and certain other United States subsidiaries of Pioneer, and are secured by a pledge of a portion of the capital stock of certain non-United States subsidiaries of Pioneer.

     The terms of Pioneer's credit facility also contain various restrictive covenants and compliance requirements, which include:

     - limits on the incurrence of additional indebtedness;

     - restrictions as to merger, sale or transfer of assets without the banks' prior consent;

     - enhancement of the banks' collateral rights under certain circumstances; and

     - the maintenance of certain leverage ratios.

The most restrictive leverage ratio is the maintenance of a ratio of outstanding Pioneer senior debt to earnings before interest, depletion, amortization, income taxes, exploration and abandonment and other non-cash expenses not to exceed
5.75 to one through September 30, 1999, 4.25 to one through March 31, 2000, and
3.5 to one after that date.

PAYMENT OF EXPENSES AND FEES

     The partnerships, including the 21 non-public limited partnerships and 13 privately-held employee partnerships described in "Transactions Among The Partnerships, Pioneer, Pioneer USA and Their Directors and Officers" on page 45 of this document, which participate in the mergers, will pay all estimated expenses and fees of the mergers. The net working capital component of each partnership's merger value has been reduced by that partnership's pro rata share, based on its reserve value, of the estimated expenses and fees. If Pioneer terminates the merger as to any partnership or if any partnership does not approve its merger, then Pioneer will pay the expenses allocated to that partnership. Pioneer estimates that the expenses and fees for all of the mergers will be as follows:

Filing fee with SEC.........................................   $    9,500
Legal fees..................................................      400,000
Accounting fees.............................................       30,000
Financial advisor fees......................................      200,000
Independent petroleum consultant fees.......................       60,000
Printing and mailing fees...................................    3,770,000
Information agent fees and solicitation and tabulation
  expenses..................................................      130,000
Miscellaneous...............................................       20,000
                                                               ----------
          Total expenses....................................   $4,619,500
                                                               ==========

                              THE MERGER AGREEMENT

     The following describes the material terms of the merger agreement. Pioneer and Pioneer USA expect to sign the merger agreement after the September 30, 1999 merger values are determined. The full text of the form of the merger agreement is attached as Appendix E to this document and is incorporated by reference in this document. We encourage you to read the entire merger agreement.

STRUCTURE; EFFECTIVE TIME

     The merger agreement provides for the mergers of the participating partnerships with and into Pioneer USA, with Pioneer USA surviving the mergers. The mergers will become effective at the time of the filing of certificates of merger for each participating partnership with the Secretary of State of the State of Delaware and, for each participating partnership formed in Texas, with the Secretary of State of the State of Texas. The certificates of merger are expected to be filed as soon as practicable after the last condition precedent to the mergers set forth in the merger agreement has been satisfied or waived. We estimate that the closing of the mergers will be in the latter half of December 1999.

EFFECTS OF THE MERGERS

     As a result of the mergers, the partners in the participating partnerships will have no continuing interest in those partnerships. Following the mergers, there will be no trading market for the partnership interests in, and no further distributions paid to the former partners of, the participating partnerships. In addition, following the consummation of the mergers, the registration of any partnership interests in participating partnerships under the Securities Exchange Act of 1934 will be terminated.

CONDUCT OF BUSINESS PRIOR TO THE MERGERS

     From the date of the merger agreement until the effective time of the mergers, Pioneer, Pioneer USA and the partnerships are required:

     - to conduct their businesses only in the ordinary course consistent with past practice; and

     - to use their reasonable best efforts:

      - to preserve intact their business organizations;

      - to keep available the services of their officers, employees and consultants; and

      - to preserve their relationships with customers, suppliers and other persons with which they have significant business dealings.

     Pioneer USA has suspended cash distributions to partners until after the effective time of the mergers. Partners of nonparticipating partnerships will receive cash distributions that are delayed for administrative purposes at the same time Pioneer USA mails checks to the partners of participating partnerships in payment of merger values.

OTHER AGREEMENTS

     Special Meetings; Proxies. Pioneer USA has agreed to cause the special meetings of the limited partners to be duly called and held as soon as reasonably practicable for the purpose of voting on the approval and adoption of the merger proposals. Pioneer USA has also agreed to use its reasonable best efforts to solicit from the limited partners proxies in favor of the merger proposals and to take all other action necessary or advisable to secure any vote or consent of the limited partners required by the partnership agreements or the merger agreement or by law in connection with the mergers.

     Reasonable Commercial Efforts. Each party has agreed to use all reasonable commercial efforts:

     - to obtain in a timely manner all necessary waivers, consents and approvals and to effect all necessary registrations and filings; and

     - to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate as promptly as practicable the transactions contemplated by the merger agreement.

REPRESENTATIONS AND WARRANTIES OF PIONEER, PIONEER USA AND THE PARTNERSHIPS

     The merger agreement contains substantially reciprocal representations and warranties of Pioneer and Pioneer USA, on the one hand, and each of the partnerships, on the other hand, including the following matters:

     - due organization or formation, standing, corporate or partnership power and qualification;

     - absence of any conflict, breach, notice requirement or default under organizational documents and material agreements as a result of the contemplated mergers;

     - authority to enter into and the validity and enforceability of the merger agreement;

     - absence of any material adverse change since June 30, 1999; and

     - accuracy of information.

     In addition, the merger agreement contains representations and warranties by:

     - each of the partnerships as to capitalization; and

     - Pioneer USA as to its capacity as general partner of each partnership and as general partner of each nonmanaging general partner.

CONDITIONS TO THE MERGERS

     Conditions to the Obligations of Each Party. The obligations of Pioneer, Pioneer USA and the partnerships to complete the mergers are dependent on the satisfaction of the following conditions:

     - the merger agreement shall have been approved by the requisite vote of the limited partners entitled to vote at the special meetings;

     - Pioneer USA shall have received the fairness opinion from Robert A. Stanger & Co., Inc. that, as of the date of that opinion, the amount of cash to be received by the limited partners of each partnership in the mergers is fair from a financial point of view to those partners;

     - Pioneer USA shall have received the opinion of counsel to the limited partners that neither the grant nor the exercise of the right to approve the mergers by the limited partners will result in the loss of any limited partner's limited liability or adversely affect the tax status of the partnerships;

     - the absence of any statute, regulation, judgment, injunction, order or decree that would prohibit the consummation of the mergers;

     - the absence of any pending suit, action or proceeding challenging the legality or any aspect of the mergers or the transactions related to the mergers;

     - all material filings and registrations with, and notifications to, third parties shall have been made and all material approvals and consents of third parties shall have been received; and

     - the absence of any opinion of counsel that the exercise by the limited partners of the right to approve the mergers is not permitted by state law.

     Conditions to the Obligations of Pioneer and Pioneer USA. The obligations of Pioneer and Pioneer USA to complete the mergers are further subject to the satisfaction of the following conditions:

     - each of the partnerships having performed in all material respects its agreements contained in the merger agreement; and

     - the representations and warranties of each of the partnerships being true and correct in all material respects at the closing date of the mergers as if made at that time unless they relate to another specified time.

     Conditions to the Obligations of the Partnerships. The obligations of the partnerships to complete the mergers are further subject to the satisfaction of the following conditions:

     - each of Pioneer and Pioneer USA having performed in all material respects its agreements contained in the merger agreement; and

     - the representations and warranties of each of Pioneer and Pioneer USA being true and correct in all material respects at the closing date of the mergers as if made at that time unless they relate to another specified time.

TERMINATION OF THE MERGERS AND THE MERGER AGREEMENT

     The merger agreement may be terminated and the mergers abandoned, in whole or in part, for any or all of the partnerships, at any time prior to the effective time, whether before or after approval by the limited partners:

     - by the mutual written consent of the parties;

     - by any party, if:

      -- any applicable law, rule or regulation makes consummation of the mergers illegal or otherwise prohibited or any final and non-appealable judgment, injunction, order or decree enjoining any party from consummating the mergers is entered;

      -- the requisite limited partner approval for a partnership is not obtained by a vote at the special meetings or at any adjournment or postponement thereof; or

      -- any suit, action or proceeding is filed against Pioneer, Pioneer USA or any officer, director or affiliate of Pioneer or Pioneer USA challenging the legality or any aspect of the mergers or the transactions related thereto;

     - by Pioneer, if Pioneer USA or any partnership is in material breach of the merger agreement;

     - by Pioneer USA or any partnership with respect to that partnership's merger, if Pioneer is in material breach of the merger agreement;

     - by Pioneer USA, if Pioneer USA determines that termination of the merger agreement is required for its board to comply with its fiduciary duties; or

     - by Pioneer, if there shall have occurred any event, circumstance, condition, development or occurrence causing, resulting in or having, or reasonably expected to cause, result in or have, a material adverse effect (1) on any partnership's business, operations, properties, taken as a whole, condition, financial or otherwise, results of operations, assets, taken as a whole, liabilities or cash flows, or (2) on market prices for oil and gas prevailing generally in the oil and gas industry since the date of determination of the oil and gas commodity prices used in the determination of the merger values.

     If the merger agreement is validly terminated or the mergers are abandoned, no party shall have any liabilities or obligations to the other parties except:

     - if Pioneer terminates the merger agreement or abandons the mergers, Pioneer will pay all estimated expenses and fees of the mergers of all of the partnerships incurred before the termination of the merger agreement or abandonment of the mergers; and

     - a party will be liable if that party is in breach of the merger agreement.

AMENDMENTS; WAIVERS

     Any provision of the merger agreement may be amended prior to the effective time if the amendment is in writing and signed by Pioneer and Pioneer USA; provided, that after the approval of the merger proposals by the limited partners, no amendment shall, without the further approval of the limited partners:

     - change the type or amount of, or the method of determining, the consideration to be received in exchange for any partnership interests in the partnerships; or

     - materially and adversely affect the rights of the limited partners of the partnership, other than a termination of the merger agreement or abandonment of the mergers.

     Prior to the effective time, the parties may:

     - extend the time for the performance of any of the obligations of the parties;

     - waive any inaccuracies in the representations and warranties in the merger agreement or in a document delivered pursuant to the merger agreement; and

     - waive compliance with any agreement or condition in the merger agreement.

Any such extension or waiver will be valid only if it is in writing and signed by the party against whom the extension or waiver is to be effective.

                              THE SPECIAL MEETINGS

TIME AND PLACE; PURPOSE

     The special meetings of the limited partners of the partnerships will be
held on             , 1999, at 2:00 p.m., at the Wyndham Anatole Hotel,
Room, 2201 Stemmons Freeway, Dallas, Texas 75207. The purpose of the special meetings, and any adjournment or postponement of the special meetings, is for the limited partners of each partnership to consider and vote on the following matters:

     - A proposal to approve an Agreement and Plan of Merger dated as of
                   , 1999, among Pioneer, Pioneer USA and each of the partnerships. Each partnership that approves this proposal will merge with and into Pioneer USA, with Pioneer USA surviving the merger. Each partnership interest of a participating partnership, other than Pioneer USA's interests, will be converted into the right to receive an amount of cash. The amount of cash to be paid for all partnership interests of a participating partnership will be based on the participating partnership's merger value. The merger value of a participating partnership is equal to its reserve value and its net working capital, as reduced by its pro rata share of the estimated expenses and fees of the mergers of all of the partnerships, in each case as of September 30, 1999. We calculated the cash payment using information as of June 30, 1999 for purposes of illustration. We intend to change each reference to "June 30, 1999" to be "September 30, 1999" and to revise June 30, 1999 numbers as of September 30, 1999 before mailing the definitive proxy statement to the limited partners. The cash payment will be allocated among the partners based on the liquidation provisions of each partnership agreement. Pioneer USA will not receive any cash payment for its partnership interests in the participating partnerships. However, as a result of the mergers, Pioneer USA will acquire 100% of the properties of the participating partnerships, including properties attributable to its partnership interests in those partnerships.

     - A proposal to amend the partnership agreement of each partnership to permit the partnership's merger with Pioneer USA. If the amendment is not approved, that partnership cannot merge into Pioneer USA even if the partners of that partnership approve the merger agreement.

     - A proposal to approve the opinion issued to Pioneer USA by           on
       behalf of the limited partners that neither the grant nor the exercise of the right to approve the mergers by the limited partners will result in the loss of any limited partner's limited liability or adversely affect the tax status of the partnerships and to approve the selection of as special legal counsel for the limited partners to render such legal opinion.

     - Other business that properly comes before the special meetings or any adjournments or postponements of the special meetings. Pioneer USA is not aware of any other business for the special meetings.

     The Delaware Revised Uniform Limited Partnership Act and the Texas Revised Limited Partnership Act require limited partner approval and adoption of the merger agreement and the merger amendment. Generally, the partnership agreements of the partnerships require that special legal counsel for the limited partners render its legal opinion related to the limited partners' approval of the mergers. See "The Mergers -- Legal Opinion for Limited Partners" on page 27 of this document.

     PIONEER USA'S BOARD OF DIRECTORS UNANIMOUSLY DETERMINED THAT THE MERGERS ARE ADVISABLE, FAIR TO THE LIMITED PARTNERS OF EACH PARTNERSHIP, AND IN THE LIMITED PARTNERS' BEST INTERESTS. THE BOARD RECOMMENDS THAT THE LIMITED PARTNERS VOTE FOR THE MERGER PROPOSALS. ALTHOUGH PIONEER USA'S BOARD OF DIRECTORS HAS ATTEMPTED TO FULFILL ITS FIDUCIARY DUTIES TO THE LIMITED PARTNERS, PIONEER USA'S BOARD OF DIRECTORS HAD CONFLICTING INTERESTS IN EVALUATING THE MERGERS BECAUSE EACH MEMBER OF ITS BOARD OF DIRECTORS IS ALSO AN OFFICER OF PIONEER.

     One or more representatives of Ernst & Young LLP are expected to be present at the special meetings to answer appropriate questions of limited partners and to make a statement if so desired.

RECORD DATE; VOTING RIGHTS AND PROXIES

     Only limited partners of record at the close of business on             ,
1999 are entitled to notice of and to vote at the special meetings of the partnerships in which they own partnership interests, or any adjournments or postponements of such special meetings. Pioneer USA and its affiliates are entitled to vote partnership interests they hold as limited partners in all of the partnerships except:

         Parker & Parsley 85-A, Ltd.
         Parker & Parsley 85-B, Ltd.
         Parker & Parsley 91-A, L.P.
         Parker & Parsley 91-B, L.P.

     Limited partners of record are entitled to vote at their partnership's special meeting based on their percentage of partnership interests in that partnership. Each limited partner will receive a proxy card for each partnership in which that limited partner holds partnership interests. The proxy card will indicate the amount of the cash payment offered with respect to such partnership interests in each partnership. The amount of the cash payment offered as shown on the proxy card will not be adjusted. The percentage of partnership interests that a limited partner holds in a partnership is determined by comparing the amount of the limited partner's initial investment, including any additional assessments, in the partnership to the total investment of all partners, including any additional assessments, in the partnership. The aggregate initial investment, including any additional assessments, in each of the partnerships by the limited partners is set forth in Table 1 of Appendix A.

     A limited partner of record may grant a proxy to vote for or against, or may abstain from voting on, the merger proposals applicable to each of the partnerships in which he holds partnership interests. To be effective for purposes of granting a proxy to vote on the merger proposals applicable to each partnership, a proxy card must be properly completed, executed and delivered to Pioneer USA before the special meetings. All partnership interests represented by properly executed proxies will, unless these proxies have been previously revoked, be voted in accordance with the instructions indicated in these proxies. If no instructions are indicated, the partnership interests will be voted for approval and adoption of the merger proposals. A properly executed proxy card marked abstain is counted as present for purposes of determining the presence or absence of a quorum at the special meetings, but will not be voted. Accordingly, abstentions will have the same effect as a vote against the merger proposals.

     Unrevoked proxies granted in the proxy cards will be voted at the special meetings or at any adjournment or postponement thereof, if received by Pioneer USA before the special meetings. Proxies granted in the proxy cards will remain valid until the completion of the special meetings. The partnership agreements require that a meeting be held within 60 days of the date of mailing of the notice of meeting. The partnership agreements do not specifically address, and Pioneer USA has not sought any opinions of counsel as to, whether proxies may be voted at a meeting originally scheduled to be held within 60 days of the sending of the notice and adjourned or postponed to a date more than 60 days after the date of notice. Pioneer USA will not accept a vote of the limited partners in such circumstances unless it receives an opinion of counsel that such a vote would be valid.

     Votes cast by proxy or in person at the special meetings will be tabulated by the inspector of election appointed for the meetings.

     Pioneer USA does not know of any matters other than the approval of the merger proposals that are to come before the special meetings. If any other matter or matters are properly presented for action at the special meetings, the persons named in the enclosed form of proxy and acting under the proxy will have the discretion to vote on those matters in accordance with their best judgment.

     You may revoke a proxy you have given at any time before that proxy is voted at the special meetings by:

     - giving written notice of revocation to Pioneer USA;

     - signing and returning a later dated proxy; or

     - voting in person at the special meetings.

Your notice of revocation will not be effective until Pioneer USA receives it at or before the special meetings. Your presence at the special meetings will not automatically revoke your proxy in a proxy card. Revocation during the special meetings will not affect votes previously taken.

     You may deliver your written notice of revocation in person or by mail, telegraph, telex, or facsimile. Any written notice of revocation must specify your name and limited partner number as shown on your proxy card and the name of the partnership to which your revocation relates.

SOLICITATION OF PROXIES

     We are soliciting your proxy pursuant to this document. The net working capital component of the merger value of each partnership, including the 21 non-public limited partnerships and 13 privately-held employee partnerships described in "Transactions Among The Partnerships, Pioneer, Pioneer USA and Their Directors and Officers" on page 45 of this document, has been reduced by the partnership's pro rata share, based on its reserve value, of all estimated expenses and fees for the mergers of all of the partnerships, including the expenses and fees described below.

     Pioneer USA has retained           to assist in the solicitation of proxies
from the limited partners of the partnerships. The total fees and expenses of
          are estimated to aggregate $          . In addition to solicitation by
use of the mail, proxies may be solicited by           , by other outside
contractors and by directors, officers and employees of Pioneer USA and Pioneer in person or by telephone, telegram or other means of communication. The total fees and expenses of any outside contractors which may be retained to solicit
proxies are estimated to aggregate $          . The directors, officers and
employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation.

     Arrangements may also be made with other brokerage firms, banks, custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to owners of limited partnership interests held of record by those persons. The partnerships, including the 21 non-public limited partnerships and 13 privately-held employee partnerships described in "Transactions Among The Partnerships, Pioneer, Pioneer USA and Their Directors and Officers" on page 45 of this document, will pay their pro rata share, based on their reserve values, of those persons' reasonable expenses incurred in forwarding those materials.

     Pioneer USA has also retained           to act as information agent to
perform consulting, administration and clerical work with respect to the
mergers. Pioneer USA has agreed to indemnify           against certain
liabilities, including liabilities under the federal securities laws.
will also be responsible for receipt and tabulation of the proxy cards. The fees
and expenses of           for its services as information agent and tabulator
are included in the aggregate amount set forth above.

     We intend to mail checks to the partners of record promptly after completing the mergers. Certificates representing partnership interests will be automatically cancelled, and you will not have to surrender your certificates to receive the cash payment.

QUORUM

     The presence in person or by properly executed proxy of a majority of limited partnership interests entitled to vote in each partnership is necessary to constitute a quorum at that partnership's special meeting.

     If a quorum is not present at any special meeting, the limited partners entitled to vote who are present or represented by proxy at that special meeting may adjourn or postpone that special meeting without notice until a quorum is present. If a quorum is present at the adjourned or postponed meeting, any business may be transacted that may have been transacted at the special meeting had a quorum originally been present. If the adjournment or postponement is for more than 30 days or if after the adjournment or postponement a new record date is fixed for the adjourned or postponed meeting, a notice of the adjourned or postponed meeting shall be given to each limited partner of record entitled to vote at the adjourned or postponed meeting. The persons named as proxies intend to vote in favor of any motion to adjourn or postpone the special meetings if, prior to the special meetings, they have not received sufficient proxies to approve the mergers described in this document. This process will be repeated at any adjourned or postponed meeting until sufficient proxies to vote in favor of the mergers have been received or it appears that sufficient proxies will not be received.

REQUIRED VOTE; BROKER NON-VOTES

     Approval of the merger proposals requires the affirmative vote of the limited partners holding a majority of limited partnership interests in that partnership. Pioneer USA and its affiliates are entitled to vote their partnership interests on the merger proposals for all of the partnerships except as set forth above under "The Special Meetings -- Record Date; Voting Rights and Proxies" on page 40.

     Brokers, if any, who hold partnership interests in street name for customers have the authority to vote on certain "routine" proposals when they have not received instructions from beneficial owners. However, these brokers are precluded from exercising their voting discretion with respect to the approval and adoption of non-routine matters such as the merger proposals and, thus, absent specific instructions from the beneficial owner of the partnership interests, brokers are not empowered to vote the partnership interests with respect to the merger proposals. These "broker non-votes" will have the effect of a vote against the merger proposals.

PARTICIPATION BY ASSIGNEES

     Pioneer USA has the discretionary authority granted to it under the partnership agreements to withhold its consent to the substitution of any assignees as partners. To facilitate the notification given to limited partners about the mergers, Pioneer USA intends to exercise that authority and withhold its consent to the substitution of any assignees as partners from September 8, 1999 until the closing date of the mergers, but in no event later than January 31, 2000.

SPECIAL REQUIREMENTS FOR CERTAIN LIMITED PARTNERS

     Pioneer USA may require that any proxy card executed by an entity, such as a trust, corporation, or partnership, be accompanied by evidence or an opinion of counsel that such entity:

     - has met all requirements of its governing instruments; and

     - is authorized to execute and deliver the proxy card under the laws of the jurisdiction under which the entity was organized.

     Pioneer USA will require the named trustee and the beneficial owner of trusts, including individual retirement accounts, to execute the proxy card. In some cases, Pioneer USA may provide a limited partner with an envelope, pre-addressed to his individual retirement account trustee, so that the limited partner may forward his executed proxy card to the trustee for the trustee's signature and subsequent delivery to Pioneer USA. Delivery of a proxy card to the trustee, with or without the use of a pre-addressed envelope, and delivery of a proxy card from the trustee to Pioneer USA are at the risk of the limited partner.

VALIDITY OF PROXY CARDS

     A proxy card will not be valid unless it has been properly completed and executed and timely delivered to Pioneer USA's information agent with all other required documents. Pioneer USA will determine all questions as to the validity, form, eligibility, time of receipt and acceptance of a proxy card and its determination will be final and binding. Pioneer USA's interpretation of the terms and conditions of the mergers, including the instructions for the proxy card, will also be final and binding.

     A proxy card will not be valid until any irregularities have been cured or waived. If Pioneer USA does not waive the irregularities, it will return the defective proxy card to the limited partner as soon as practicable. Pioneer USA is under no duty to give notification of defects in a proxy card and will incur no liability if it fails to give such notification.

     Delivery of a proxy card is at the risk of the limited partner. A proxy card will be effective for purposes of voting only when it is actually received by Pioneer USA's information agent. To ensure receipt of the proxy card and all other required documents, we suggest that limited partners use overnight courier delivery or certified or registered mail, return receipt requested.

LOCAL LAWS

     Proxy solicitations will not be made to, nor will proxy cards be accepted from, limited partners in any jurisdiction in which the solicitations would not be in compliance with federal and state securities or other laws.

                       INTERESTS OF PIONEER, PIONEER USA
                        AND THEIR DIRECTORS AND OFFICERS

     A number of conflicts of interest are inherent in the relationships among the partnerships, Pioneer USA, Pioneer and their respective directors and officers.

CONFLICTING DUTIES OF PIONEER USA, INDIVIDUALLY AND AS GENERAL PARTNER

     Pioneer USA, as general partner of the partnerships, has a duty to manage the partnerships in the best interests of the limited partners. Pioneer USA also has a duty to operate its business for the benefit of its sole stockholder, Pioneer. Consequently, Pioneer USA's duties to the limited partners may conflict with its duties to Pioneer.

     The members of the board of directors of Pioneer USA have a duty to cause Pioneer USA to manage the partnerships in the best interests of the limited partners. All members of the board of directors of Pioneer USA are officers of Pioneer and Pioneer USA. Thus, the members of the board of directors of Pioneer USA have duties to operate Pioneer USA's business for the benefit of its sole stockholder, Pioneer, and, as officers of Pioneer, to operate Pioneer's business in its best interests. Consequently, the duties of the members of the board of directors of Pioneer USA to the limited partners may conflict with the duties of those members to Pioneer, Pioneer USA and their stockholders.

PIONEER USA'S EMPLOYEES PROVIDE SERVICES TO THE PARTNERSHIPS

     The partnerships currently have no employees. Each partnership relies on Pioneer USA's personnel. Pioneer USA provides all management functions on behalf of the partnerships. Therefore, each partnership currently competes with Pioneer USA for the time and resources of Pioneer USA's employees.

FINANCIAL INTERESTS OF OFFICERS AND DIRECTORS IN PIONEER

     The officers and directors of Pioneer USA and Pioneer have equity interests in Pioneer through stock ownership, stock options and other stock-based compensation, but do not have financial or equity interests in the partnerships. The boards of directors of Pioneer and Pioneer USA believe that any economic benefit their directors may obtain from the mergers will be modest and will not result in a material economic benefit to their directors individually.

FINANCIAL INTERESTS OF OFFICERS AND DIRECTORS IN PARTNERSHIPS

     The officers and directors of Pioneer USA and Pioneer have no financial or equity interests in the partnerships described in this document. See "Ownership of Partnership Interests" on page 44.

     Scott D. Sheffield, Chairman of the Board, President and Chief Executive Officer of Pioneer and President of Pioneer USA, and Mark L. Withrow, Executive Vice President, General Counsel and Secretary of each of Pioneer and Pioneer USA, own partnership interests in some of the 13 privately-held employee partnerships that Pioneer is offering to acquire at the same time it acquires the partnerships described in this document.

INDIVIDUAL PARTNERSHIP'S PERSPECTIVE NOT CONSIDERED IN MERGERS

     Pioneer USA serves as the managing or sole general partner for all of the partnerships and did not view the mergers solely from the perspective of a single partnership. Each partnership is governed by its own partnership agreement, the terms of which may or may not be similar to the terms of the partnership agreements of the other partnerships. Consequently, in determining the terms and conditions of the mergers, Pioneer USA may have advocated positions which would be in the best interest of one of the partnerships at the expense of another. If each of the partnerships had separate general partners, these general partners would have had totally independent perspectives, not affected by a consideration of the interests of any of the other partnerships, which may have led them to advocate positions during the structuring of the mergers different than those taken by Pioneer USA.

THE PARTNERSHIPS PAY OPERATOR FEES TO PIONEER USA

     Pioneer USA operates most of the partnerships' wells. Each partnership has entered into one or more standard industry operating agreements with Pioneer USA. Those operating agreements establish the base fee paid by the partnership to Pioneer USA for its lease operating services. That base fee increases annually based on a rate established by the Counsel of Petroleum Accountants Society, or COPAS, for the oil and gas industry.

                       OWNERSHIP OF PARTNERSHIP INTERESTS

     Pioneer does not directly own any partnership interests in the partnerships. Pioneer beneficially owns all of Pioneer USA's partnership interests in the partnerships. Table 6 of Appendix A to this document contains the voting percentage as of August 1, 1999, of the outstanding partnership interests for each partnership that are beneficially owned by Pioneer USA as a limited partner. As of August 1, 1999, no person or entity known by Pioneer USA beneficially owns more than 5% of the outstanding partnership interests in any partnership, except in Parker & Parsley 82-I, Ltd. There, Pioneer USA repurchased partnership interests equal to $1,188,500, representing a 10.07% beneficial ownership of the partnership interests in that partnership. Pioneer USA has sole investment and voting power with respect to partnership interests it beneficially owns.

     Except as set forth above, none of Pioneer, Pioneer USA, or, to the knowledge of Pioneer USA, any of their directors or executive officers, or any associate or subsidiary of Pioneer, Pioneer USA or any such director or officer:

     - beneficially owns any partnership interests of the partnerships; or

     - has effected any transactions in any partnership interests of the partnerships during the past 60 days.

     As of the record date for the special meetings, Scott D. Sheffield, Chairman of the Board, President and Chief Executive Officer of Pioneer and President of Pioneer USA, owned, on average, approximately 6% of the outstanding limited partnership interests in each of 11 of the 13 privately-held employee partnerships that are being acquired by Pioneer at the same time as the partnerships described in this document. As of the record date for the special meetings, Mark L. Withrow, Executive Vice President, General Counsel and Secretary of each of Pioneer and Pioneer USA, owned, on average, approximately 5% of the outstanding limited partnership interests in each of two of those 13 privately-held employee partnerships.

           TRANSACTIONS AMONG THE PARTNERSHIPS, PIONEER, PIONEER USA
                        AND THEIR DIRECTORS AND OFFICERS

     Except as described in this document, there have not been any contacts, transactions or negotiations between Pioneer, Pioneer USA, any of their respective subsidiaries, or, to the knowledge of Pioneer and Pioneer USA, any director or executive officer of Pioneer or Pioneer USA, on the one hand, and the partnerships or any of their general partners, including Pioneer USA, directors, officers or affiliates, on the other hand, that are required to be disclosed pursuant to the rules and regulations of the SEC. Except as described in this document, none of Pioneer, Pioneer USA, or, to the knowledge of Pioneer and Pioneer USA, any director or executive officer of Pioneer or Pioneer USA, has any contract, arrangement, understanding or relationship with any person with respect to any securities of the partnerships.

     At the same time as this transaction, Pioneer is also offering to acquire 21 non-public limited partnerships and 13 privately-held employee limited partnerships through mergers of those partnerships into Pioneer USA. Those additional limited partnerships are drilling partnerships like the drilling partnerships described in this document, but the additional limited partnerships do not have reporting obligations under the Securities Exchange Act of 1934. The limited partners of the 13 employee limited partnerships are current and former affiliates of Pioneer and its predecessors. Pioneer USA is the managing or sole general partner of those additional limited partnerships. The terms of the mergers, including the method of establishing the merger values and cash payment amounts for the limited partners in those partnerships, are the same as are set forth for the reporting partnerships in this document.

     If you approve the mergers, there are various ways that Pioneer USA may use the properties. Pioneer USA may continue to operate the properties, it may sell the properties to third parties, including a royalty trust, or it may spin-off the properties to its stockholders. Although Pioneer USA plans to operate the properties in the immediate future following completion of the mergers, it has not decided how to use the properties in the long-term.

                                   MANAGEMENT

PIONEER

     The following information sets forth the age, business experience during the past five years, positions and offices with Pioneer, and periods of service of each director and executive officer of Pioneer.

NAME                                        AGE                        POSITION
----                                        ---                        --------
Scott D. Sheffield........................  47    Chairman of the Board of Directors, President and
                                                  Chief Executive Officer
Timothy L. Dove...........................  42    Executive Vice President -- Business Development
Dennis E. Fagerstone......................  50    Executive Vice President
M. Garrett Smith..........................  38    Executive Vice President and Chief Financial
                                                  Officer
Mark L. Withrow...........................  52    Executive Vice President, General Counsel and
                                                  Secretary
James R. Baroffio.........................  67    Director
R. Hartwell Gardner.......................  65    Director
James L. Houghton.........................  68    Director
Jerry P. Jones............................  68    Director
Richard E. Rainwater......................  55    Director
Charles E. Ramsey, Jr. ...................  63    Director
Robert L. Stillwell.......................  62    Director

     Scott D. Sheffield. Mr. Sheffield, a graduate of the University of Texas with a Bachelor of Science degree in Petroleum Engineering, has been the Chairman of the Board of Directors of Pioneer since August 1999 and the President and Chief Executive Officer of Pioneer since August 1997. He was the President and a director of Parker & Parsley Petroleum Company since May 1990 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley Petroleum Company since October 1990. Mr. Sheffield was the sole director of Parker & Parsley Petroleum Company from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company, or PPDC, a predecessor of Parker & Parsley Petroleum Company, as a petroleum engineer in 1979. Mr. Sheffield served as Vice President -- Engineering of PPDC from September 1981 until April 1985, when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC's predecessor, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove, a graduate of Massachusetts Institute of Technology with a Bachelor of Science degree in Mechanical Engineering and the University of Chicago with an M.B.A., became Executive Vice
President -- Business Development of Pioneer in August 1997. Mr. Dove joined Parker & Parsley Petroleum Company in May 1994 as Vice
President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Before joining Parker & Parsley Petroleum Company, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp., in various capacities in international exploration and production, marketing, refining, and planning and development.

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer in August 1997. Mr. Fagerstone served as Executive Vice President and Chief Operating Officer of MESA Inc. from March 1997 until August 1997. Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of MESA Inc. from October 1996 to February 1997, and served as Vice
President -- Exploration and Production of MESA Inc. from May 1991 to October 1996. Mr. Fagerstone served as Vice President -- Operations of MESA Inc. from June 1988 until 1991.

     M. Garrett Smith. Mr. Smith, a graduate of the University of Texas with a Bachelor of Science degree in Electrical Engineering and Southern Methodist University with a M.B.A., became Executive Vice President and Chief Financial Officer of Pioneer in December 1997. Prior to that, he was Senior Vice

President -- Finance of Pioneer since August 1997. Mr. Smith served as Vice President -- Corporate Acquisitions of MESA Inc. from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of MESA Inc. and from 1994 to 1996, he served as Director of Financial Planning of MESA Inc. Mr. Smith was employed by BTC Partners, Inc., a former financial advisor to MESA Inc., from 1989 to 1994.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a Bachelor of Science degree in Accounting and Texas Tech University with a J.D. degree, has been the Executive Vice President, General Counsel and Secretary of Pioneer since August 1997. He served as Vice President -- General Counsel of Parker & Parsley Petroleum Company from February 1991 until January 1995, and served as Senior Vice President and General Counsel of Parker & Parsley Petroleum Company from January 1995 until August 1997. He was Parker & Parsley Petroleum Company's Secretary from August 1992 until August 1997. Mr. Withrow joined PPDC in January 1991. Before joining PPDC, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     James R. Baroffio. Dr. Baroffio received a B.A. in Geology at the College of Wooster, Ohio, an M.S. in Geology at Ohio State University, and a Ph.D. in Geology at the University of Illinois. Before becoming a director of Pioneer in December 1997, Dr. Baroffio enjoyed a long career with Standard Oil Company of California, the predecessor of Chevron Corporation, eventually retiring as President of Chevron Canada Resources in 1994. Dr. Baroffio was President-elect of the Colorado Petroleum Association, a member of the Board of Directors of the Rocky Mountain Oil & Gas Association, and Chairman of the U.S. National Committee of the World Petroleum Congress. His community leadership positions included membership on the Board of Directors of Glenbow Museum and the Nature Conservancy of Canada, as well as serving as President of the Alberta Nature Conservancy.

     R. Hartwell Gardner. Mr. Gardner, a graduate of Colgate University with a Bachelor of Arts degree in Economics and Harvard University with an M.B.A., became a director of Pioneer in August 1997. He served as a director of Parker & Parsley Petroleum Company from November 1995 until August 1997. Until October 1995, Mr. Gardner was the Treasurer of Mobil Oil Corporation and Mobil Corporation from 1974 and 1976, respectively. Mr. Gardner is a member of the Financial Executives Institute of which he served as Chairman in 1986/1987 and is a Director of Oil Investment Corporation Ltd. and Oil Casualty Investment Corporation Ltd., Pembroke, Bermuda.

     James L. Houghton. Mr. Houghton is a certified public accountant and a graduate of Kansas University with a Bachelor of Science degree in Accounting, as well as a Bachelor of Laws degree. Mr. Houghton has served as a director of Pioneer since August 1997, and as a director of Parker & Parsley Petroleum Company from October 1991 until August 1997. Until October 1, 1991, Mr. Houghton was the lead oil and gas tax specialist for the accounting firm of Ernst & Young LLP, was a member of Ernst & Young's National Energy Group, and had served as its Southwest Regional Director of Tax. Mr. Houghton is a member of the American Institute of Certified Public Accountants, a member of the Oklahoma Society of Certified Public Accountants and a former Chairman of its Federal and Oklahoma Taxation Committee and past President of the Oklahoma Institute of Taxation. He has also served as a Director for the Independent Petroleum Association of America and as a member of its Tax Committee.

     Jerry P. Jones. Mr. Jones earned a Bachelor of Science degree from West Texas State College in 1953 and a Bachelor of Law degree from the University of Texas School of Law in 1959. Mr. Jones has served as a director of Pioneer since August 1997, and as a director of Parker & Parsley Petroleum Company from May 1991 until August 1997. Mr. Jones has been an attorney with the law firm of Thompson & Knight, P.C., Dallas, Texas, since September 1959 and was a shareholder in that firm until January 1998, when he retired and became of counsel to the firm. Mr. Jones specialized in civil litigation, especially in the area of energy disputes.

     Richard R. Rainwater. Mr. Rainwater, a graduate of the University of Texas with a B.A. and the Stanford University Graduate School of Business with an M.B.A., became a director of Pioneer in August 1997. He served as a director of MESA Inc. from July 1996 until August 1997. Since 1986, Mr. Rainwater has been an independent investor and the sole shareholder and Chairman of Rainwater,

Inc. Mr. Rainwater founded Crescent Real Estate Equities, Inc. in 1994, and since that time has served as its Chairman of the Board. He was the co-founder of Mid Ocean Limited in 1991, the founder of Columbia Hospital Corporation, predecessor to Columbia/HCA Healthcare Corporation, in 1987, and the founder of ENSCO International, Inc. in 1986. From 1970 until 1986, Mr. Rainwater served as the Chief Investment Advisor to the Bass Family of Texas.

     Charles E. Ramsey, Jr. Mr. Ramsey is a graduate of the Colorado School of Mines with a Petroleum Engineering degree and a graduate of the Smaller Company Management program at the Harvard Graduate School of Business Administration. Mr. Ramsey has served as a director of Pioneer since August 1997. Mr. Ramsey served as a director of Parker & Parsley Petroleum Company from October 1991 until August 1997. Since October 1991, he has operated an independent management and financial consulting firm. From June 1958 until June 1986, Mr. Ramsey held various engineering and management positions in the oil and gas industry and, for six years before October 1991, was a Senior Vice President in the Corporate Finance Department of Dean Witter Reynolds Inc. in Dallas, Texas. His industry experience includes 12 years of senior management experience in the positions of President, Chief Executive Officer and Executive Officer and Executive Vice President of May Petroleum Inc. Mr. Ramsey is also a former director of MBank Dallas, the Dallas Petroleum Club and Lear Petroleum Corporation.

     Robert L. Stillwell. Mr. Stillwell, a graduate of the University of Texas with a B.B.A. and the University of Texas School of Law with a J.D., has served as a director of Pioneer since August 1997. He served as a director of MESA Inc. from January 1992 until August 1997, as a member of the Advisory Committee of Mesa, L.P., a predecessor of MESA Inc., from December 1985 until December 1991, and as a director of MESA Inc. in its original corporate form from 1968 until January 1987. Mr. Stillwell has been a partner in the law firm of Baker & Botts, L.L.P., for more than five years.

PIONEER USA

     The following information sets forth the age, business experience during the past five years, positions and offices with Pioneer USA, and periods of service of each director and executive officer of Pioneer USA.

NAME                                        AGE                        POSITION
----                                        ---                        --------
Scott D. Sheffield........................  47    President
Timothy L. Dove...........................  42    Director and Executive Vice President-- Business
                                                    Development
Dennis E. Fagerstone......................  50    Director and Executive Vice President
M. Garrett Smith..........................  38    Director, Chief Financial Officer and Executive
                                                  Vice President
Mark L. Withrow...........................  52    Director, Executive Vice President, General Counsel
                                                  and Secretary

     Scott D. Sheffield has been the President of Pioneer USA since August 1997 and served as the Chairman of the Board of Directors of Pioneer USA from August 1997 until June 1999. He served as a Director of Pioneer USA's predecessor, Parker & Parsley Petroleum USA, Inc., from January 1991 until August 1997. He was an Executive Vice President of Parker & Parsley Petroleum USA, Inc. from December 1995 until August 1997. He was the President of Parker & Parsley Petroleum USA, Inc. from December 1993 until December 1995. Mr. Sheffield was President and Chief Executive Officer of Parker & Parsley Petroleum USA, Inc. from January 1991 until December 1993. Mr. Sheffield's other business experience and biographical information are set forth above under "Management -- Pioneer."

     Timothy L. Dove. Mr. Dove has been a Director of Pioneer USA since August 1997 and the Executive Vice President -- Business Development of Pioneer USA since August 1997. He served as a Director of Parker & Parsley Petroleum USA, Inc. from June 1997 until August 1997. He was a Senior Vice President of Parker & Parsley Petroleum USA, Inc. from October 1996 until August 1997. He was a Vice President of Parker & Parsley Petroleum USA, Inc. from December 1995 until October 1996.

Mr. Dove's other business experience and biographical information are set forth above under "Management -- Pioneer."

     Dennis E. Fagerstone. Mr. Fagerstone has been a Director of Pioneer USA since August 1997 and an Executive Vice President of Pioneer USA since August 1997. Mr. Fagerstone's other business experience and biographical information are set forth above under "Management -- Pioneer."

     M. Garrett Smith. Mr. Smith has been a Director of Pioneer USA since August 1997 and the Chief Financial Officer and an Executive Vice President of Pioneer USA since August 1997. Mr. Smith's other business experience and biographical information are set forth above under "Management -- Pioneer."

     Mark L. Withrow. Mr. Withrow has been a Director of Pioneer USA since August 1997. He became an Executive Vice President, the General Counsel and the Secretary of Pioneer USA in August 1997. He served as a Director of Parker & Parsley Petroleum USA, Inc. from January 1996 until August 1997. He was a Senior Vice President and the Secretary of Parker & Parsley Petroleum USA, Inc. from January 1995 until August 1997. He was a Vice President and the Secretary of Parker & Parsley Petroleum USA, Inc. from December 1993 until January 1995. He was a Vice President of Parker & Parsley Petroleum USA, Inc. from January 1991 until December 1993. Mr. Withrow's other business experience and biographical information are set forth above under "Management -- Pioneer."

                                THE PARTNERSHIPS

GENERAL

     Pioneer USA's predecessor, Parker & Parsley Petroleum Company or its affiliates, sponsored the partnerships. As a result of the merger of Parker & Parsley and MESA Inc. to form Pioneer on August 7, 1997, Pioneer USA became the managing or sole general partner of the partnerships.

     Appendix A to this document sets forth information about each partnership, including proved reserves, oil and gas production, average sales prices and production costs, productive wells and developed acreage, and historical cash distributions. In addition, the supplemental information for each partnership constitutes an integral part of this document. You should read Appendix A and the supplemental information carefully in their entirety.

THE DRILLING PARTNERSHIPS

     The drilling partnerships consist of the following 22 publicly-held limited partnerships that were formed from 1982 through 1991:

NAME                                                   STATE OF FORMATION
----                                                   ------------------
Parker & Parsley 82-I, Ltd.                                Texas
Parker & Parsley 82-II, Ltd.                               Texas
Parker & Parsley 83-A, Ltd.                                Texas
Parker & Parsley 83-B, Ltd.                                Texas
Parker & Parsley 84-A, Ltd.                                Texas
Parker & Parsley 85-A, Ltd.                                Texas
Parker & Parsley 85-B, Ltd.                                Texas
Parker & Parsley 86-A, Ltd.                                Texas
Parker & Parsley 86-B, Ltd.                                Texas
Parker & Parsley 86-C, Ltd.                                Texas
Parker & Parsley 87-A, Ltd.                                Texas
Parker & Parsley 87-B, Ltd.                                Texas
Parker & Parsley 88-A, L.P.                              Delaware
Parker & Parsley 88-B LP                                 Delaware
Parker & Parsley 89-A, L.P.                              Delaware
Parker & Parsley 90-A, L.P.                              Delaware
Parker & Parsley 90-B Conv., L.P.                        Delaware
Parker & Parsley 90-B, L.P.                              Delaware
Parker & Parsley 90-C, Conv., L.P.                       Delaware
Parker & Parsley 90-C, L.P.                              Delaware
Parker & Parsley 91-A, L.P.                              Delaware
Parker & Parsley 91-B, L.P.                              Delaware

     The drilling partnerships were formed to establish long-lived oil and gas reserves primarily by drilling low risk development wells in the Spraberry field of the Permian Basin of West Texas. The oil and gas properties of the drilling partnerships consist primarily of leasehold interests in producing properties located in Texas. The partners of a drilling partnership received a tax benefit from drilling activities in the partnership's first year. Subsequently, the drilling partnerships have regularly distributed their net cash flow. As of the date of this document, all of the drilling partnerships have expended all of their initial capital contributions.

     For a discussion of certain transactions between the drilling partnerships and Pioneer USA, see the notes to the financial statements of each drilling partnership included in the supplemental information.

THE INCOME PARTNERSHIPS

     The income partnerships consist of the following three publicly-held limited partnerships that were formed in 1987 and 1988:

NAME                                                   STATE OF FORMATION
----                                                   ------------------
Parker & Parsley Producing Properties 87-A, Ltd.           Texas
Parker & Parsley Producing Properties 87-B, Ltd.           Texas
Parker & Parsley Producing Properties 88-A, L.P.         Delaware

     The primary objective of the income partnerships was to acquire long-lived, producing oil and gas properties in the Permian Basin of West Texas. The income partnerships had a secondary objective of enhancing acquired oil and gas reserves and production through initial development drilling and exploitation activities. Subsequently, the income partnerships have regularly distributed their net cash flow. As of the date of this document, all of the income partnerships have expended all of their initial capital contributions.

     For a discussion of certain transactions between the income partnerships and Pioneer USA, see the notes to the financial statements of each income partnership included in the supplemental information.

                                 LEGAL MATTERS

     The limited partners' special legal counsel,                , Dallas,
Texas, will deliver the legal opinion referred to in "The Mergers -- Legal Opinion for Limited Partners" on page 27 of this document. That special counsel may rely as to matters of law of jurisdictions other than the United States and the State of Texas on the opinion of counsel in such other jurisdictions.

           INDEPENDENT AUDITORS AND INDEPENDENT PETROLEUM CONSULTANTS

     Ernst & Young LLP, independent certified public accountants, have audited the partnerships' financial statements for the year ended December 31, 1998 included in the supplements to this document. A representative of Ernst & Young LLP will be at the special meetings to answer appropriate questions from limited partners and will have an opportunity to make a statement if so desired.

     KPMG LLP, independent certified public accountants, have audited the partnerships' financial statements for the years ended December 31, 1997 and 1996 included in the supplements to this document. Pioneer has agreed to indemnify KPMG LLP against certain liabilities to which KPMG LLP may become subject because KPMG LLP's reports on the partnerships' financial statements are included in the supplements to this document.

     At a meeting held on December 5, 1997, Pioneer USA's board of directors approved the engagement of Ernst & Young LLP as the partnerships' independent auditors for 1998 to replace KPMG LLP, who were dismissed as auditors of the partnerships after completing the audits of the partnerships for 1997. The audit committee of Pioneer USA's board of directors approved the change in auditors on December 5, 1997.

     The reports of KPMG LLP on the partnerships' financial statements for 1997 and 1996 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the partnerships' financial statements for 1997 and 1996, there were no disagreements with KPMG LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the matter in their report.

     The summary reserve report for the partnerships set forth as Appendix B to this document was prepared by Williamson Petroleum Consultants, Inc., an independent petroleum consultant. The proved reserves and estimated future net revenues attributable to the partnership interests in the partnerships has been included in this document in reliance on that firm's authority as experts on the matters contained in that reserve report.

                      WHERE YOU CAN FIND MORE INFORMATION

     Each of the partnerships is subject to the informational and reporting requirements of the Securities Exchange Act of 1934. Each of the partnerships files annual, quarterly and special reports and other information with the SEC. Those SEC filings are available to the public over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document the partnerships file with the SEC at its public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.

     Included in your partnership's information supplement are the following documents:

          1. the partnership's Quarterly Report on Form 10-Q for the six months ended June 30, 1999; and

          2. the partnership's Annual Report on Form 10-K for the year ended December 31, 1998.

     The information supplement constitutes an integral part of this document for each partnership. Please carefully read all of the supplements for the partnerships in which you are a limited partner.

     You should rely only on the information provided in this document or any supplement. We have not authorized anyone else to provide you with different information. We are only offering to purchase partnership interests in states where the offer is permitted. You should not assume that the information in this document or any supplement is accurate as of any date other than the date on the front of those documents.

                        COMMONLY USED OIL AND GAS TERMS

     The definitions set forth below shall apply to the indicated terms as used in this document. All volumes of natural gas referred to herein are stated at the legal pressure base of the state or area where the reserves exist and at 60 degrees Fahrenheit and in most instances are rounded to the nearest major multiple.

     "Bbl" means a standard barrel of 42 U.S. gallons and represents the basic unit for measuring the production of crude oil, natural gas liquids and condensate.

     "Bcf" means one billion cubic feet under prescribed conditions of pressure and temperature and represents the basic unit for measuring the production of natural gas.

     "BOE" means a barrel-of-oil-equivalent and is a customary convention used in the United States to express oil and gas volumes on a comparable basis. It is determined on the basis of the estimated relative energy content of natural gas to oil, being approximately six Mcf of natural gas per Bbl of oil.

     "Mbbl" means one thousand Bbls.

     "MBOE" means one thousand BOEs.

     "Mcf" means one thousand cubic feet under prescribed conditions of pressure and temperature and represents the basic unit for measuring the production of natural gas.

     "MMBbl" means one million Bbls.

     "MMcf" means one million cubic feet under prescribed conditions of pressure and temperature and represents the basic unit for measuring the production of natural gas.

     "NGLs" means natural gas liquids.

     "proved reserves" means those estimated quantities of crude oil and natural gas that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known oil and gas reservoirs under existing economic and operating conditions. Proved reserves are limited to those quantities of oil and gas that can be expected to be recoverable commercially at current prices and costs, under existing regulatory practices and with existing conventional equipment and operating methods.

                                                                      APPENDIX A

                GENERAL INFORMATION RELATING TO THE PARTNERSHIPS

Table 1    Jurisdiction of Organization, Initial Investment by Limited
           Partners and Number of Limited Partners
Table 2    Aggregate Merger Value
Table 3    Merger Value Attributable to Partnership Interests of
           Limited Partners
Table 4    Ownership Percentage and Merger Value Attributable to
           Nonmanaging General Partners Other Than Pioneer USA
Table 5    Ownership Percentage and Merger Value Attributable to
           Pioneer USA Held in Its Capacities as General Partner,
           Nonmanaging General Partner and Limited Partner
Table 6    Voting Percentage in Partnerships Beneficially Owned by
           Pioneer USA in Its Capacity as a Limited Partner
Table 7    Historical Partnership Distributions
Table 8    Annual Repurchase Prices and Aggregate Annual Repurchase
           Payments
Table 9    Participation in Costs and Revenues of the Partnerships
Table 10   Average Oil, Natural Gas Liquids and Gas Sales Prices and
           Production Costs
Table 11   Proved Reserves Attributable to Pioneer USA, Other
           Nonmanaging General Partners and Limited Partners
Table 12   Oil, Natural Gas Liquids and Gas Production
Table 13   Productive Wells and Developed Acreage
Table 14   Recent Trades of Partnership Interests

                                    TABLE 1

    JURISDICTION OF ORGANIZATION, INITIAL INVESTMENT BY LIMITED PARTNERS AND
                           NUMBER OF LIMITED PARTNERS
                              AS OF AUGUST 1, 1999

                                                                             INITIAL
                                                                            INVESTMENT
                                                           JURISDICTION     BY LIMITED     NUMBER OF
                                                                OF           PARTNERS       LIMITED
                                                           ORGANIZATION   (IN THOUSANDS)   PARTNERS
                                                           ------------   --------------   ---------
Parker & Parsley 82-I, Ltd...............................    Texas           $11,805(a)        619
Parker & Parsley 82-II, Ltd..............................    Texas            12,252           787
Parker & Parsley 83-A, Ltd...............................    Texas            19,505         1,315
Parker & Parsley 83-B, Ltd...............................    Texas            23,370         1,438
Parker & Parsley 84-A, Ltd...............................    Texas            19,435         1,299
Parker & Parsley 85-A, Ltd...............................    Texas             9,613           835
Parker & Parsley 85-B, Ltd...............................    Texas             7,988           731
Parker & Parsley 86-A, Ltd...............................    Texas            10,131           977
Parker & Parsley 86-B, Ltd...............................    Texas            17,208         1,441
Parker & Parsley 86-C, Ltd...............................    Texas            19,317         1,387
Parker & Parsley 87-A, Ltd...............................    Texas            28,811         2,179
Parker & Parsley Producing Properties 87-A, Ltd..........    Texas            12,213         1,126
Parker & Parsley 87-B, Ltd...............................    Texas            20,089         1,520
Parker & Parsley Producing Properties 87-B, Ltd..........    Texas             6,096           563
Parker & Parsley 88-A, L.P...............................   Delaware          12,935           993
Parker & Parsley Producing Properties 88-A, L.P..........   Delaware           5,611           523
Parker & Parsley 88-B, L.P...............................   Delaware           8,954           698
Parker & Parsley 89-A, L.P...............................   Delaware           8,317           615
Parker & Parsley 90-A, L.P...............................   Delaware           6,811           531
Parker & Parsley 90-B Conv., L.P.........................   Delaware          11,897           673
Parker & Parsley 90-B, L.P...............................   Delaware          32,264         2,258
Parker & Parsley 90-C Conv., L.P.........................   Delaware           7,531           515
Parker & Parsley 90-C, L.P...............................   Delaware          12,107           903
Parker & Parsley 91-A, L.P...............................   Delaware          11,620           727
Parker & Parsley 91-B, L.P...............................   Delaware          11,249           682
                                                                                            ------
          Total..........................................                                   25,335
                                                                                            ======

---------------

(a)  Includes approximately $2,022,500 of assessment capital.

                                    TABLE 2

                             AGGREGATE MERGER VALUE
                              AS OF JUNE 30, 1999

                                                                    OTHER
                                                                 NONMANAGING
                                                                   GENERAL       LIMITED
                                                PIONEER USA(a)   PARTNERS(b)   PARTNERS(c)     TOTAL
                                                --------------   -----------   -----------   ----------
Parker & Parsley 82-I, Ltd....................     $160,707        $ 5,579     $  370,968    $  537,254
Parker & Parsley 82-II, Ltd...................      233,515          7,240        677,990       918,745
Parker & Parsley 83-A, Ltd....................      444,921         17,701      1,314,512     1,777,134
Parker & Parsley 83-B, Ltd....................      744,776         29,018      2,170,824     2,944,618
Parker & Parsley 84-A, Ltd....................      637,901         28,200      1,965,607     2,631,708
Parker & Parsley 85-A, Ltd....................       20,949              0        695,068       716,017
Parker & Parsley 85-B, Ltd....................       14,351              0        820,575       834,926
Parker & Parsley 86-A, Ltd....................       11,133              0        818,452       829,585
Parker & Parsley 86-B, Ltd....................       39,117              0      2,213,631     2,252,748
Parker & Parsley 86-C, Ltd....................       24,353              0      1,838,218     1,862,571
Parker & Parsley 87-A, Ltd....................       53,960              0      3,315,712     3,369,672
Parker & Parsley Producing Properties 87-A,
  Ltd.........................................       23,968              0      1,753,345     1,777,313
Parker & Parsley 87-B, Ltd....................       32,586              0      2,634,521     2,667,107
Parker & Parsley Producing Properties 87-B,
  Ltd.........................................       33,115              0      1,252,499     1,285,614
Parker & Parsley 88-A, L.P....................       51,739              0      2,174,467     2,226,206
Parker & Parsley Producing Properties 88-A,
  L.P.........................................       32,164              0      1,873,767     1,905,931
Parker & Parsley 88-B, L.P....................       28,688              0      1,378,077     1,406,765
Parker & Parsley 89-A, L.P....................       33,362              0      1,449,492     1,482,854
Parker & Parsley 90-A, L.P....................       34,154              0      1,054,698     1,088,852
Parker & Parsley 90-B Conv., L.P..............       31,749              0      1,874,279     1,906,028
Parker & Parsley 90-B, L.P....................       64,924              0      5,109,583     5,174,507
Parker & Parsley 90-C Conv., L.P..............       13,545              0        957,896       971,441
Parker & Parsley 90-C, L.P....................       18,948              0      1,533,135     1,552,083
Parker & Parsley 91-A, L.P....................       32,032              0      2,283,469     2,315,501
Parker & Parsley 91-B, L.P....................       26,234              0      2,384,931     2,411,165

---------------

(a) Represents Pioneer USA's partnership interests in the partnerships as: (1) the sole or managing general partner of the partnerships; (2) a limited partner of the partnerships; and (3) the sole general partner of the nonmanaging general partners. Pioneer USA will not receive any cash payment for its partnership interests in the participating partnerships. However, as a result of the mergers, Pioneer USA will acquire 100% of the properties of the participating partnerships including properties attributable to its partnership interests in those partnerships.

(b) Represents four unaffiliated individuals' partnership interests as limited partners of the nonmanaging general partners.

(c) Represents the partnership interests of unaffiliated limited partners of the partnerships. Excludes Pioneer USA's partnership interests as a limited partner of the partnerships.

                                    TABLE 3

               MERGER VALUE ATTRIBUTABLE TO PARTNERSHIP INTERESTS
                              OF LIMITED PARTNERS
                             PER $1,000 INVESTMENT
                              AS OF JUNE 30, 1999

                                                                LIMITED PARTNERS
                                                              PER $1,000 INVESTMENT
                                              -----------------------------------------------------
                                              RESERVE   WORKING CAPITAL      ESTIMATED      MERGER
                                               VALUE         VALUE        EXPENSES & FEES    VALUE
                                              -------   ---------------   ---------------   -------
Parker & Parsley 82-I, Ltd..................  $ 31.29       $ 6.04            $ (2.34)      $ 34.99
Parker & Parsley 82-II, Ltd.................    53.08         8.31              (3.98)        57.41
Parker & Parsley 83-A, Ltd..................    64.39         9.99              (4.83)        69.55
Parker & Parsley 83-B, Ltd..................    88.73        14.34              (6.65)        96.42
Parker & Parsley 84-A, Ltd..................    97.53        12.92              (7.31)       103.14
Parker & Parsley 85-A, Ltd..................    67.59        11.21              (5.07)        73.73
Parker & Parsley 85-B, Ltd..................   100.16        10.82              (7.51)       103.47
Parker & Parsley 86-A, Ltd..................    74.11        12.51              (5.55)        81.07
Parker & Parsley 86-B, Ltd..................   122.39        16.39              (9.17)       129.61
Parker & Parsley 86-C, Ltd..................    89.93        12.26              (6.74)        95.45
Parker & Parsley 87-A, Ltd..................   107.31        16.52              (8.04)       115.79
Parker & Parsley Producing Properties 87-A,
  Ltd.......................................   128.29        25.40              (9.61)       144.08
Parker & Parsley 87-B, Ltd..................   122.26        18.34              (9.16)       131.44
Parker & Parsley Producing Properties 87-B,
  Ltd.......................................   201.81        22.15             (15.12)       208.84
Parker & Parsley 88-A, L.P..................   161.84        20.67             (12.13)       170.38
Parker & Parsley Producing Properties 88-A,
  L.P.......................................   299.91        58.85             (22.48)       336.28
Parker & Parsley 88-B, L.P..................   142.76        23.48             (10.70)       155.54
Parker & Parsley 89-A, L.P..................   164.80        24.06             (12.35)       176.51
Parker & Parsley 90-A, L.P..................   146.20        23.02             (10.96)       158.26
Parker & Parsley 90-B Conv., L.P............   154.61        15.59             (11.59)       158.61
Parker & Parsley 90-B, L.P..................   154.63        15.74             (11.59)       158.78
Parker & Parsley 90-C Conv., L.P............   121.40        15.40              (9.10)       127.70
Parker & Parsley 90-C, L.P..................   121.33        14.68              (9.09)       126.92
Parker & Parsley 91-A, L.P..................   186.06        25.16             (13.94)       197.28
Parker & Parsley 91-B, L.P..................   201.06        26.21             (15.07)       212.20

                                    TABLE 4

             OWNERSHIP PERCENTAGE AND MERGER VALUE ATTRIBUTABLE TO
              NONMANAGING GENERAL PARTNERS OTHER THAN PIONEER USA
                              AS OF AUGUST 1, 1999

                                                 OTHER NONMANAGING GENERAL          OTHER NONMANAGING
                                                        PARTNERS(a)              GENERAL PARTNERS' MERGER
                                              --------------------------------   VALUE AS A PERCENTAGE OF
                                                OWNERSHIP     AGGREGATE MERGER    AGGREGATE MERGER VALUE
                                              PERCENTAGE(b)       VALUE(c)        FOR THE PARTNERSHIP(d)
                                              -------------   ----------------   ------------------------
Parker & Parsley 82-I, Ltd..................       1.13%          $ 5,579                  1.04%
Parker & Parsley 82-II, Ltd.................       0.84%            7,240                  0.79%
Parker & Parsley 83-A, Ltd..................       1.05%           17,701                  1.00%
Parker & Parsley 83-B, Ltd..................       1.05%           29,018                  0.99%
Parker & Parsley 84-A, Ltd..................       1.13%           28,200                  1.07%

---------------

(a) Represents four unaffiliated individuals' partnership interests as limited partners of the nonmanaging general partners. Excludes Pioneer USA's partnership interests as general partner of the nonmanaging general partners.

(b) Percentage owned is based upon ownership within the partnership as set forth in the revenue sharing provisions of the partnership agreement for that partnership.

(c)  See "Method of Determining Merger Values and Amount of Cash Offered."

(d) Represents the dollar amount in the other nonmanaging general partners' aggregate merger value column divided by the aggregate merger value for the partnership as set forth in Table 2.

                                    TABLE 5

                     OWNERSHIP PERCENTAGE AND MERGER VALUE
             ATTRIBUTABLE TO PIONEER USA HELD IN ITS CAPACITIES AS
        GENERAL PARTNER, NONMANAGING GENERAL PARTNER AND LIMITED PARTNER
                              AS OF AUGUST 1, 1999

                                                                                        PIONEER USA'S
                                                         PIONEER USA(a)               MERGER VALUE AS A
                                                ---------------------------------       PERCENTAGE OF
                                                  OWNERSHIP      AGGREGATE MERGER   AGGREGATE MERGER VALUE
                                                PERCENTAGE(b)        VALUE(c)       FOR THE PARTNERSHIP(d)
                                                --------------   ----------------   ----------------------
Parker & Parsley 82-I, Ltd. ..................      31.51%           160,707                29.91%
Parker & Parsley 82-II, Ltd. .................      26.86%           233,515                25.42%
Parker & Parsley 83-A, Ltd. ..................      26.28%           444,921                25.04%
Parker & Parsley 83-B, Ltd. ..................      26.70%           744,776                25.29%
Parker & Parsley 84-A, Ltd. ..................      25.34%           637,901                24.24%
Parker & Parsley 85-A, Ltd. ..................       2.93%            20,949                 2.93%
Parker & Parsley 85-B, Ltd. ..................       1.72%            14,351                 1.72%
Parker & Parsley 86-A, Ltd. ..................       1.34%            11,133                 1.34%
Parker & Parsley 86-B, Ltd. ..................       1.74%            39,117                 1.74%
Parker & Parsley 86-C, Ltd. ..................       1.31%            24,353                 1.31%
Parker & Parsley 87-A, Ltd. ..................       1.60%            53,960                 1.60%
Parker & Parsley Producing Properties 87-A,
  Ltd. .......................................       1.35%            23,968                 1.35%
Parker & Parsley 87-B, Ltd. ..................       1.22%            32,586                 1.22%
Parker & Parsley Producing Properties 87-B,
  Ltd. .......................................       2.59%            33,115                 2.58%
Parker & Parsley 88-A, L.P. ..................       2.32%            51,739                 2.32%
Parker & Parsley Producing Properties 88-A,
  L.P. .......................................       1.69%            32,164                 1.69%
Parker & Parsley 88-B, L.P. ..................       2.04%            28,688                 2.04%
Parker & Parsley 89-A, L.P. ..................       2.25%            33,362                 2.25%
Parker & Parsley 90-A, L.P. ..................       3.14%            34,154                 3.14%
Parker & Parsley 90-B Conv., L.P. ............       1.67%            31,749                 1.67%
Parker & Parsley 90-B, L.P. ..................       1.25%            64,924                 1.25%
Parker & Parsley 90-C Conv., L.P. ............       1.39%            13,545                 1.39%
Parker & Parsley 90-C, L.P. ..................       1.22%            18,948                 1.22%
Parker & Parsley 91-A, L.P. ..................       1.38%            32,032                 1.38%
Parker & Parsley 91-B, L.P. ..................       1.09%            26,234                 1.09%

---------------

(a) Represents Pioneer USA's partnership interests in the partnerships as: (1) the sole or managing general partner of the partnerships; (2) a limited partner of the partnerships; and (3) the sole general partner of the nonmanaging general partners. Pioneer USA will not receive any cash payment for its partnership interests in the participating partnerships. However, as a result of the mergers, Pioneer USA will acquire 100% of the properties of the participating partnerships including properties attributable to its partnership interests in those partnerships.

(b) Percentage owned is based upon ownership within the partnership as set forth in the revenue sharing provisions of the partnership agreement for that partnership.

(c)  See "Method of Determining Merger Values and Amount of Cash Offered."

(d) Represents the dollar amount in Pioneer USA's aggregate merger value column divided by the aggregate merger value for the partnership as set forth in Table 2.

                                    TABLE 6

      VOTING PERCENTAGE IN PARTNERSHIPS BENEFICIALLY OWNED BY PIONEER USA
                      IN ITS CAPACITY AS A LIMITED PARTNER
                              AS OF AUGUST 1, 1999

                                                               PIONEER USA(a)
                                                               --------------
                                                                   VOTING
                                                               PERCENTAGE(b)
                                                               --------------
Parker & Parsley 82-I, Ltd..................................       10.17%
Parker & Parsley 82-II, Ltd.................................        3.61%
Parker & Parsley 83-A, Ltd..................................        3.11%
Parker & Parsley 83-B, Ltd..................................        3.67%
Parker & Parsley 84-A, Ltd..................................        1.95%
Parker & Parsley 85-A, Ltd.(c)..............................        0.00%
Parker & Parsley 85-B, Ltd.(c)..............................        0.00%
Parker & Parsley 86-A, Ltd..................................        0.35%
Parker & Parsley 86-B, Ltd..................................        0.74%
Parker & Parsley 86-C, Ltd..................................        0.31%
Parker & Parsley 87-A, Ltd..................................        0.61%
Parker & Parsley Producing Properties 87-A, Ltd.............        0.35%
Parker & Parsley 87-B, Ltd..................................        0.22%
Parker & Parsley Producing Properties 87-B, Ltd.............        1.61%
Parker & Parsley 88-A, L.P..................................        1.34%
Parker & Parsley Producing Properties 88-A, L.P.............        0.70%
Parker & Parsley 88-B, L.P..................................        1.05%
Parker & Parsley 89-A, L.P..................................        1.26%
Parker & Parsley 90-A, L.P..................................        2.16%
Parker & Parsley 90-B Conv., L.P............................        0.67%
Parker & Parsley 90-B, L.P..................................        0.26%
Parker & Parsley 90-C Conv., L.P............................        0.40%
Parker & Parsley 90-C, L.P..................................        0.22%
Parker & Parsley 91-A, L.P.(c)..............................        0.00%
Parker & Parsley 91-B, L.P.(c)..............................        0.00%

---------------

(a) Represents Pioneer USA's partnership interests in the partnerships as a limited partner of the partnerships. Pioneer USA will not receive any cash payment for its partnership interests in the participating partnerships. However, as a result of the mergers, Pioneer USA will acquire 100% of the properties of the participating partnerships including properties attributable to its partnership interests in those partnerships.

(b) Represents percentage of limited partners' vote that Pioneer USA is entitled to vote. The voting percentage is calculated by multiplying (1) Pioneer USA's ownership percentage of partnership interests held as a limited partner, by (2) the percentage of partnership interests held by all limited partners in the partnership. For example, if the limited partners of a partnership represent 99% of the partnership and Pioneer USA owns 5% of the partnership interests as a limited partner in that partnership, Pioneer USA's voting percentage is 4.95%.

(c) Pioneer USA is not entitled to vote partnership interests it holds as limited partner in this partnership.

                                    TABLE 7

                      HISTORICAL PARTNERSHIP DISTRIBUTIONS
                      FROM INCEPTION THROUGH JUNE 30, 1999

                                                      QUARTERLY DISTRIBUTIONS
                                                        TO LIMITED PARTNERS
                                                      PER $1,000 INVESTMENT(A)
                                  ----------------------------------------------------------------
                                  INCEPTION   QUARTER    QUARTER    QUARTER    QUARTER    QUARTER
                                     TO        ENDED      ENDED      ENDED      ENDED      ENDED
                                  12/31/96    3/31/97    6/30/97    9/30/97    12/31/97   3/31/98
                                  ---------   --------   --------   --------   --------   --------
Parker & Parsley 82-I, Ltd......  $  919.02    $ 6.86     $ 4.82     $ 4.02     $ 3.90     $ 4.07
Parker & Parsley 82-II, Ltd.....   1,054.40      8.00       5.80       4.50       3.20       4.70
Parker & Parsley 83-A, Ltd......   1,219.31      8.20       6.00       5.00       5.30       5.38
Parker & Parsley 83-B, Ltd......   1,414.61     10.37       9.00       6.92       6.20       5.60
Parker & Parsley 84-A, Ltd......   1,339.50     10.20       8.00       7.52       6.60       5.86
Parker & Parsley 85-A, Ltd......     643.86      8.70       6.20       4.76       5.60       5.29
Parker & Parsley 85-B, Ltd......     825.31     11.50       8.10       7.60       6.52       9.80
Parker & Parsley 86-A, Ltd......   1,243.06     11.68       6.42       4.84       4.51       5.78
Parker & Parsley 86-B, Ltd......   1,404.21     16.82      11.50       9.79       8.66       8.44
Parker & Parsley 86-C, Ltd......   1,348.77     13.02       9.77       7.03       8.02       8.08
Parker & Parsley 87-A, Ltd......   1,166.65     15.55      10.17       8.79       8.01       8.86
Parker & Parsley Producing
  Properties 87-A, Ltd..........     822.73     19.50      11.80       8.31       8.68       8.05
Parker & Parsley 87-B, Ltd......   1,097.20     11.61       8.79       8.30       7.12       7.80
Parker & Parsley Producing
  Properties 87-B, Ltd..........     844.83     25.00      20.50      16.18      16.72      15.51
Parker & Parsley 88-A, L.P......     913.02     14.69      13.92      10.50      11.58      12.25
Parker & Parsley Producing
  Properties 88-A, L.P..........     924.68     29.50      31.00      20.50      20.03      17.98
Parker & Parsley 88-B, L.P......     891.68     16.71      13.82      10.56       9.58       7.77
Parker & Parsley 89-A, L.P......     820.02     19.80      13.40      14.00      15.39      13.94
Parker & Parsley 90-A, L.P......     703.38     20.41      12.40       9.18      11.07      12.93
Parker & Parsley 90-B Conv.,
  L.P...........................     524.41     19.32      14.45       9.38       9.23       9.93
Parker & Parsley 90-B, L.P......     524.49     19.32      14.45       9.38       9.23       9.93
Parker & Parsley 90-C Conv.,
  L.P...........................     472.68     15.85      12.04      10.27       9.37       7.68
Parker & Parsley 90-C, L.P......     472.69     15.85      12.04      10.27       9.37       7.68
Parker & Parsley 91-A, L.P......     551.59     23.55      20.62      15.58      15.36      14.69
Parker & Parsley 91-B, L.P......     414.89     25.80      19.58      16.00      13.94      14.94

                                                      QUARTERLY DISTRIBUTIONS
                                                        TO LIMITED PARTNERS
                                                      PER $1,000 INVESTMENT(A)
                                  ----------------------------------------------------------------
                                  QUARTER    QUARTER    QUARTER    QUARTER    QUARTER    INCEPTION
                                   ENDED      ENDED      ENDED      ENDED      ENDED        TO
                                  6/30/98    9/30/98    12/31/98   3/31/99    6/30/99     6/30/99
                                  --------   --------   --------   --------   --------   ---------
Parker & Parsley 82-I, Ltd......   $ 1.40     $ 0.97     $1.67      $0.62      $0.53     $  947.88
Parker & Parsley 82-II, Ltd.....     1.90      15.24      1.50       0.83       0.00      1,100.07
Parker & Parsley 83-A, Ltd......     1.10      13.00      1.25       0.00       0.00      1,264.54
Parker & Parsley 83-B, Ltd......     1.50       2.05      2.35       0.96       1.79      1,461.35
Parker & Parsley 84-A, Ltd......     2.74       2.19      2.02       0.80       2.78      1,388.21
Parker & Parsley 85-A, Ltd......     2.21       0.95      1.16       0.83       1.49        681.05
Parker & Parsley 85-B, Ltd......     5.11       1.59      0.79       0.00       3.17        879.49
Parker & Parsley 86-A, Ltd......     1.14       1.02      1.48       0.79       2.23      1,282.95
Parker & Parsley 86-B, Ltd......     3.82       3.28      3.17       1.53       5.01      1,476.23
Parker & Parsley 86-C, Ltd......     3.46       2.10      1.56       0.82       2.38      1,405.01
Parker & Parsley 87-A, Ltd......     4.18       3.00      3.49       1.83       2.20      1,232.73
Parker & Parsley Producing
  Properties 87-A, Ltd..........     2.35       4.94      3.29       1.49       0.89        892.03
Parker & Parsley 87-B, Ltd......     4.64       4.56      4.23       1.85       2.29      1,158.39
Parker & Parsley Producing
  Properties 87-B, Ltd..........     9.00       4.01      4.29       3.97       1.02        961.03
Parker & Parsley 88-A, L.P......     6.14       4.79      4.72       3.16       3.06        997.83
Parker & Parsley Producing
  Properties 88-A, L.P..........    15.46       9.09      7.45       6.51       4.02      1,086.22
Parker & Parsley 88-B, L.P......     6.31       5.76      4.18       3.44       2.88        972.69
Parker & Parsley 89-A, L.P......     6.62       4.44      3.58       2.66       2.77        916.62
Parker & Parsley 90-A, L.P......     6.05       5.14      4.33       3.18       1.68        789.75
Parker & Parsley 90-B Conv.,
  L.P...........................     4.75       4.31      4.67       2.10       1.80        604.35
Parker & Parsley 90-B, L.P......     4.75       4.31      4.67       2.10       1.80        604.43
Parker & Parsley 90-C Conv.,
  L.P...........................     3.59       2.40      3.63       0.95       0.00        538.46
Parker & Parsley 90-C, L.P......     3.59       2.40      3.63       0.95       0.00        538.47
Parker & Parsley 91-A, L.P......    10.82       6.14      5.12       3.99       6.33        673.79
Parker & Parsley 91-B, L.P......     9.84       6.86      5.13       3.95       7.05        537.98

---------------

(a) Past cash distributions to limited partners are not necessarily indicative of future cash distributions, and limited partners should not assume that any nonparticipating partnerships will continue to make cash distributions at levels similar to those shown. See "The Mergers -- Distribution of Cash Payments."

                                    TABLE 8

       ANNUAL REPURCHASE PRICES AND AGGREGATE ANNUAL REPURCHASE PAYMENTS

                                       1999                      1998                      1997
                              -----------------------   -----------------------   -----------------------
                              REPURCHASE   AGGREGATE    REPURCHASE   AGGREGATE    REPURCHASE   AGGREGATE
                                PRICE        ANNUAL       PRICE        ANNUAL       PRICE        ANNUAL
                              PER $1,000   REPURCHASE   PER $1,000   REPURCHASE   PER $1,000   REPURCHASE
                              INVESTMENT    PAYMENTS    INVESTMENT    PAYMENTS    INVESTMENT    PAYMENTS
                              ----------   ----------   ----------   ----------   ----------   ----------
Parker & Parsley 82-I,
  Ltd.......................    $ 7.52       $   94      $ 56.12      $ 1,403      $106.62      $ 9,862
Parker & Parsley 82-II,
  Ltd.......................     26.17          131        78.17        1,173       136.36        5,727
Parker & Parsley 83-A,
  Ltd.......................     27.05          541        90.09        2,703       210.59       13,057
Parker & Parsley 83-B,
  Ltd.......................     43.46            0       114.88        9,707       237.60       24,948
Parker & Parsley 84-A,
  Ltd.......................     45.72        1,143       114.02        1,140       221.66       16,403
Parker & Parsley 90-A,
  L.P.......................        (a)          (a)          (a)          (a)      340.73            0
Parker & Parsley 90-B,
  L.P.......................        (a)          (a)          (a)          (a)      341.42            0
Parker & Parsley 90-C,
  L.P.......................        (a)          (a)          (a)          (a)      341.13            0
Parker & Parsley 91-A,
  L.P.......................        (b)          (b)      238.87        1,194       389.39            0
Parker & Parsley 91-B,
  L.P.......................        (b)          (b)      208.39            0       446.45            0
                                             ------                   -------                   -------
                                             $1,909                   $17,320                   $69,997
                                             ======                   =======                   =======

---------------

(a)  Repurchase rights expired in 1997.

(b)  Repurchase rights expired in 1998.

                                    TABLE 9

                      PARTICIPATION IN COSTS AND REVENUES
                              OF THE PARTNERSHIPS

                                                    CAPITAL COSTS                        REVENUES AND EXPENSES
                                        --------------------------------------   --------------------------------------
                                                     NONMANAGING                              NONMANAGING
                                         GENERAL       GENERAL       LIMITED      GENERAL       GENERAL       LIMITED
                                        PARTNER(a)   PARTNERS(a)   PARTNERS(a)   PARTNER(a)   PARTNERS(a)   PARTNERS(a)
                                        ----------   -----------   -----------   ----------   -----------   -----------
Parker & Parsley 82-I, Ltd............      8%            2%           90%          20%            5%           75%
Parker & Parsley 82-II, Ltd...........      8%            2%           90%          20%            5%           75%
Parker & Parsley 83-A, Ltd.(b)........      8%            2%           90%          20%            5%           75%
Parker & Parsley 83-B, Ltd.(b)........      8%            2%           90%          20%            5%           75%
Parker & Parsley 84-A, Ltd.(b)........      8%            2%           90%          20%            5%           75%
Parker & Parsley 85-A, Ltd............      1%           --            99%           1%           --            99%
Parker & Parsley 85-B, Ltd............      1%           --            99%           1%           --            99%
Parker & Parsley 86-A, Ltd............      1%           --            99%           1%           --            99%
Parker & Parsley 86-B, Ltd............      1%           --            99%           1%           --            99%
Parker & Parsley 86-C, Ltd............      1%           --            99%           1%           --            99%
Parker & Parsley 87-A, Ltd............      1%           --            99%           1%           --            99%
Parker & Parsley Producing Properties
  87-A, Ltd...........................      1%           --            99%           1%           --            99%
Parker & Parsley 87-B, Ltd............      1%           --            99%           1%           --            99%
Parker & Parsley Producing Properties
  87-B, Ltd...........................      1%           --            99%           1%           --            99%
Parker & Parsley 88-A, L.P............      1%           --            99%           1%           --            99%
Parker & Parsley Producing Properties
  88-A, L.P...........................      1%           --            99%           1%           --            99%
Parker & Parsley 88-B, L.P............      1%           --            99%           1%           --            99%
Parker & Parsley 89-A, L.P............      1%           --            99%           1%           --            99%
Parker & Parsley 90-A, L.P............      1%           --            99%           1%           --            99%
Parker & Parsley 90-B Conv., L.P......      1%           --            99%           1%           --            99%
Parker & Parsley 90-B, L.P............      1%           --            99%           1%           --            99%
Parker & Parsley 90-C Conv., L.P......      1%           --            99%           1%           --            99%
Parker & Parsley 90-C, L.P............      1%           --            99%           1%           --            99%
Parker & Parsley 91-A, L.P............      1%           --            99%           1%           --            99%
Parker & Parsley 91-B, L.P............      1%           --            99%           1%           --            99%

---------------

(a) These percentages represent the sharing ownerships as set forth in the prospectus for each partnership. Includes Pioneer USA's partnership interests in the partnerships as: (1) the sole or managing general partner of the partnerships; (2) a limited partner of the partnerships; and (3) the sole general partner of the nonmanaging general partners. Pioneer USA will not receive any cash payment for its partnership interests in the participating partnerships.

(b)  Incremental direct costs 100% to limited partners.

                                    TABLE 10

   AVERAGE OIL, NATURAL GAS LIQUIDS AND GAS SALES PRICES AND PRODUCTION COSTS
                FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND 1998
                 AND THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                            AVERAGE SALES PRICE
                                    --------------------------------------------------------------------
                                              OIL (PER BBL)                      NGL (PER BBL)
                                    ---------------------------------   --------------------------------
                                      FOR THE SIX      FOR THE YEAR       FOR THE SIX      FOR THE YEAR
                                        MONTHS             ENDED            MONTHS            ENDED
                                    ENDED JUNE 30,     DECEMBER 31,     ENDED JUNE 30,     DECEMBER 31,
                                    ---------------   ---------------   ---------------   --------------
                                     1999     1998     1998     1997     1999     1998    1998     1997
                                    ------   ------   ------   ------   ------   ------   -----   ------
Parker & Parsley 82-I, Ltd........  $12.91   $14.20   $13.32   $19.68   $6.99    $8.43    $7.20   $12.34
Parker & Parsley 82-II, Ltd.......   13.16    13.87    13.14    19.51    7.36     7.79     6.93    11.02
Parker & Parsley 83-A, Ltd........   12.91    14.31    13.34    19.45    7.21     7.13     6.49    10.56
Parker & Parsley 83-B, Ltd........   13.33    14.25    13.30    19.53    7.94     7.46     6.79    10.74
Parker & Parsley 84-A, Ltd........   13.44    14.22    13.30    19.31    7.07     6.55     6.08     9.23
Parker & Parsley 85-A, Ltd........   13.15    14.17    13.27    19.48    7.34     7.30     6.51    11.01
Parker & Parsley 85-B, Ltd........   13.86    14.20    13.30    19.56    7.09     7.57     6.95    11.13
Parker & Parsley 86-A, Ltd........   13.30    14.26    13.32    19.46    7.35     7.06     6.53    10.23
Parker & Parsley 86-B, Ltd........   13.27    14.01    13.08    19.38    6.87     7.68     6.80    10.88
Parker & Parsley 86-C, Ltd........   13.24    14.17    13.26    19.43    6.93     7.05     6.46    10.22
Parker & Parsley 87-A, Ltd........   13.20    14.18    13.22    19.41    7.26     7.33     6.76    10.75
Parker & Parsley Producing
  Properties 87-A, Ltd............   13.18    14.01    13.04    19.10    5.61     6.00     5.46     8.66
Parker & Parsley 87-B, Ltd........   13.01    14.09    13.17    19.32    7.29     7.46     6.82    10.48
Parker & Parsley Producing
  Properties 87-B, Ltd............   13.27    13.98    13.05    19.12    7.72     6.83     6.58    10.65
Parker & Parsley 88-A, L.P........   13.00    14.65    13.59    19.36    6.86     7.39     6.57    10.51
Parker & Parsley Producing
  Properties 88-A, L.P............   12.93    14.08    13.14    19.28    6.84     6.70     6.31    10.05
Parker & Parsley 88-B, L.P........   13.15    14.32    13.24    19.33    7.55     7.77     6.91    10.81
Parker & Parsley 89-A, L.P........   13.23    14.26    13.23    19.48    6.75     7.96     6.95    11.08
Parker & Parsley 90-A, L.P........   13.27    14.16    13.20    19.41    7.10     7.92     7.02    11.16
Parker & Parsley 90-B Conv.,
  L.P.............................   13.22    13.99    13.12    19.45    6.81     7.27     6.60    10.38
Parker & Parsley 90-B, L.P........   13.22    13.98    13.12    19.45    6.81     7.27     6.60    10.38
Parker & Parsley 90-C Conv.,
  L.P.............................   13.12    14.14    13.24    19.48    6.63     7.51     6.80    10.58
Parker & Parsley 90-C, L.P........   13.12    14.13    13.24    19.48    6.63     7.51     6.80    10.58
Parker & Parsley 91-A, L.P........   13.55    13.90    13.15    19.55    6.98     7.20     6.44    10.04
Parker & Parsley 91-B, L.P........   13.79    14.26    13.33    19.77    7.60     7.32     6.79    10.54

                                                                            AVERAGE PRODUCTION
                                          AVERAGE SALES PRICE                COSTS (LIFTING)
                                    -------------------------------   ------------------------------
                                             GAS (PER MCF)             COST PER EQUIVALENT BBL (a)
                                    -------------------------------   ------------------------------
                                      FOR THE SIX     FOR THE YEAR     FOR THE SIX     FOR THE YEAR
                                        MONTHS            ENDED           MONTHS           ENDED
                                    ENDED JUNE 30,    DECEMBER 31,    ENDED JUNE 30,   DECEMBER 31,
                                    ---------------   -------------   --------------   -------------
                                     1999     1998    1998    1997    1999     1998    1998    1997
                                    ------   ------   -----   -----   -----   ------   -----   -----
Parker & Parsley 82-I, Ltd........  $1.66    $1.74    $1.82   $2.46   $8.83   $10.47   $9.88   $9.78
Parker & Parsley 82-II, Ltd.......   1.56     1.68     1.64    2.41    8.34     7.57    7.88    9.35
Parker & Parsley 83-A, Ltd........   1.52     1.62     1.60    2.32    8.78     9.00    8.76   10.21
Parker & Parsley 83-B, Ltd........   1.45     1.58     1.54    2.39    7.18     9.12    8.27    8.93
Parker & Parsley 84-A, Ltd........   1.32     1.33     1.33    2.02    7.05     8.05    7.66    8.21
Parker & Parsley 85-A, Ltd........   1.52     1.62     1.56    2.37    6.84     8.67    8.70    9.40
Parker & Parsley 85-B, Ltd........   1.49     1.62     1.58    2.39    7.74     7.72    8.48    7.87
Parker & Parsley 86-A, Ltd........   1.40     1.48     1.46    2.18    7.09    11.26    9.36   10.86
Parker & Parsley 86-B, Ltd........   1.50     1.62     1.58    2.39    7.70     7.93    7.64    7.77
Parker & Parsley 86-C, Ltd........   1.40     1.52     1.49    2.27    8.05     7.83    7.67    8.35
Parker & Parsley 87-A, Ltd........   1.46     1.57     1.54    2.41    7.08     8.60    7.78    7.64
Parker & Parsley Producing
  Properties 87-A, Ltd............   1.13     1.25     1.23    1.90    8.45     9.81    9.26   11.90
Parker & Parsley 87-B, Ltd........   1.42     1.51     1.49    2.31    6.96     7.10    6.65    7.54
Parker & Parsley Producing
  Properties 87-B, Ltd............   1.39     1.46     1.46    2.56    7.81     8.43    7.84    8.08
Parker & Parsley 88-A, L.P........   1.47     1.59     1.56    2.28    6.09     7.30    7.06    7.26
Parker & Parsley Producing
  Properties 88-A, L.P............   1.29     1.45     1.41    2.33    6.44     5.90    5.87    7.66
Parker & Parsley 88-B, L.P........   1.49     1.59     1.56    2.27    6.75     7.94    7.51    8.50
Parker & Parsley 89-A, L.P........   1.53     1.74     1.74    2.22    7.57     6.75    6.92    7.88
Parker & Parsley 90-A, L.P........   1.54     1.67     1.64    2.38    7.24     7.23    6.93    8.00
Parker & Parsley 90-B Conv.,
  L.P.............................   1.41     1.51     1.50    2.24    7.21     7.75    7.31    8.11
Parker & Parsley 90-B, L.P........   1.41     1.51     1.50    2.24    7.21     7.75    7.31    8.11
Parker & Parsley 90-C Conv.,
  L.P.............................   1.48     1.56     1.55    2.38    8.63     9.02    8.22    8.75
Parker & Parsley 90-C, L.P........   1.48     1.56     1.55    2.38    8.64     9.02    8.22    8.75
Parker & Parsley 91-A, L.P........   1.47     1.63     1.56    2.25    6.15     5.96    6.04    6.83
Parker & Parsley 91-B, L.P........   1.38     1.51     1.47    2.39    5.83     6.05    5.96    7.27

---------------

(a) Gas production is converted to oil equivalents at the rate of six mcf per barrel, representing the relative energy content of natural gas and oil.

                                    TABLE 11

                  PROVED RESERVES ATTRIBUTABLE TO PIONEER USA,
            OTHER NONMANAGING GENERAL PARTNERS AND LIMITED PARTNERS
                            AS OF DECEMBER 31, 1998

                                                                     TOTAL PROVED RESERVES
                              ---------------------------------------------------------------------------------------------------
                                                         OTHER NONMANAGING
                                 PIONEER USA (a)        GENERAL PARTNERS (b)     LIMITED PARTNERS (c)            TOTAL (d)
                              ----------------------   ----------------------   -----------------------   -----------------------
                                OIL &                    OIL &                    OIL &                     OIL &
                              NGL (BBLS)   GAS (MCF)   NGL (BBLS)   GAS (MCF)   NGL (BBLS)   GAS (MCF)    NGL (BBLS)   GAS (MCF)
                              ----------   ---------   ----------   ---------   ----------   ----------   ----------   ----------
Parker & Parsley 82-I,
  Ltd.......................    20,970       30,236        182            263      43,672       62,968       64,824        93,467
Parker & Parsley 82-II,
  Ltd.......................    50,882       84,130        390            646     133,790      221,212      185,062       305,988
Parker & Parsley 83-A,
  Ltd.......................    90,980      150,508        882          1,459     244,211      403,998      336,073       555,965
Parker & Parsley 83-B,
  Ltd.......................   171,294      304,066      1,636          2,904     450,233      799,215      623,163     1,106,185
Parker & Parsley 84-A,
  Ltd.......................   147,587      278,700      1,585          2,994     414,538      782,805      563,710     1,064,499
Parker & Parsley 85-A,
  Ltd.......................     3,980        7,179         --             --     132,040      238,182      136,020       245,361
Parker & Parsley 85-B,
  Ltd.......................     2,897        5,345         --             --     165,634      305,645      168,531       310,990
Parker & Parsley 86-A,
  Ltd.......................     2,156        3,635         --             --     158,463      267,227      160,619       270,862
Parker & Parsley 86-B,
  Ltd.......................     8,127       11,871         --             --     459,926      671,784      468,053       683,655
Parker & Parsley 86-C,
  Ltd.......................     4,876        9,719         --             --     368,059      733,572      372,935       743,291
Parker & Parsley 87-A,
  Ltd.......................    10,601       18,792         --             --     651,405    1,154,734      662,006     1,173,526
Parker & Parsley Producing
  Properties 87-A, Ltd......     4,755        7,480         --             --     347,826      547,153      352,581       554,633
Parker & Parsley 87-B,
  Ltd.......................     6,771       10,996         --             --     547,437      889,011      554,208       900,007
Parker & Parsley Producing
  Properties 87-B, Ltd......     7,341       13,323         --             --     275,914      500,752      283,255       514,075
Parker & Parsley 88-A,
  L.P.......................    10,962       19,783         --             --     460,713      831,455      471,675       851,238
Parker & Parsley Producing
  Properties 88-A, L.P......     7,153       12,478         --             --     416,576      726,686      423,729       739,164
Parker & Parsley 88-B,
  L.P.......................     5,505        7,677         --             --     264,435      368,793      269,940       376,470
Parker & Parsley 89-A,
  L.P.......................     6,165       13,057         --             --     267,858      567,281      274,023       580,338
Parker & Parsley 90-A,
  L.P.......................     7,019       12,366         --             --     216,742      381,866      223,761       394,232
Parker & Parsley 90-B Conv.,
  L.P.......................     6,828       10,001         --             --     403,103      590,414      409,931       600,415
Parker & Parsley 90-B,
  L.P.......................    13,950       20,433         --             --   1,097,904    1,608,072    1,111,854     1,628,505
Parker & Parsley 90-C Conv.,
  L.P.......................     2,612        3,138         --             --     184,678      221,897      187,290       225,035
Parker & Parsley 90-C,
  L.P.......................     3,674        4,414         --             --     297,246      357,152      300,920       361,566
Parker & Parsley 91-A,
  L.P.......................     6,995       10,049         --             --     498,615      716,334      505,610       726,383
Parker & Parsley 91-B,
  L.P.......................     5,581        6,608         --             --     507,398      600,699      512,979       607,307
                               -------     ---------     -----      ---------   ---------    ----------   ---------    ----------
        Total (d)...........   609,661     1,055,984     4,675          8,266   9,008,416    14,548,907   9,622,752    15,613,157
                               =======     =========     =====      =========   =========    ==========   =========    ==========

---------------

(a) Represents Pioneer USA's partnership interests in the partnerships as: (1) the sole or managing general partner of the partnerships; (2) a limited partner of the partnerships; and (3) the sole general partner of the nonmanaging general partners. Pioneer USA will not receive any cash payment for its partnership interests in the participating partnerships. However, as a result of the mergers, Pioneer USA will acquire 100% of the properties of the participating partnerships including properties attributable to its partnership interests in those partnerships.

(b) Represents four unaffiliated individuals' partnership interests as limited partners of the nonmanaging general partners. Excludes Pioneer USA's partnership interests as general partner of the nonmanaging general partners.

(c) Represents the partnership interests of unaffiliated limited partners of the partnerships. Excludes Pioneer USA's partnership interests as a limited partner of the partnerships.

(d) Corresponds to amounts in the reserve report prepared by Williamson Petroleum Consultants, Inc. as of December 31, 1998.

                                    TABLE 12

                 OIL, NATURAL GAS LIQUIDS AND GAS PRODUCTION(a)
                FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND 1998
                 AND THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                      OIL AND NGL (BBLS)                      GAS (MCF)
                                          -------------------------------------------   ---------------------
                                          FOR THE SIX MONTHS     FOR THE YEAR ENDED      FOR THE SIX MONTHS
                                            ENDED JUNE 30,          DECEMBER 31,           ENDED JUNE 30,
                                          -------------------   ---------------------   ---------------------
                                            1999       1998       1998        1997        1999        1998
                                          --------   --------   ---------   ---------   ---------   ---------
Parker & Parsley 82-I, Ltd. ............   12,889     12,741       25,898      23,644      24,947      23,991
Parker & Parsley 82-II, Ltd. ...........   13,094     14,757       27,854      25,018      20,236      22,148
Parker & Parsley 83-A, Ltd. ............   33,388     34,273       67,612      59,554      52,185      48,253
Parker & Parsley 83-B, Ltd. ............   44,885     46,072       93,695      79,735      79,292      71,913
Parker & Parsley 84-A, Ltd. ............   43,450     43,971       88,702      72,806      80,888      67,759
Parker & Parsley 85-A, Ltd. ............   15,104     13,416       27,808      22,871      26,371      20,967
Parker & Parsley 85-B, Ltd. ............   10,325     12,676       24,803      21,993      16,651      21,106
Parker & Parsley 86-A, Ltd. ............   17,457     15,289       31,472      25,717      33,171      23,870
Parker & Parsley 86-B, Ltd. ............   31,134     34,692       70,399      57,410      42,002      49,055
Parker & Parsley 86-C, Ltd. ............   33,431     37,981       74,674      61,043      56,238      65,777
Parker & Parsley 87-A, Ltd. ............   49,279     54,280      107,375      90,576      90,088      90,366
Parker & Parsley Producing Properties
  87-A, Ltd. ...........................   27,928     31,859       64,367      59,718      25,190      29,158
Parker & Parsley 87-B, Ltd. ............   34,931     35,922       73,036      59,291      51,130      51,388
Parker & Parsley Producing Properties
  87-B, Ltd. ...........................   17,948     20,793       40,796      35,312      24,988      23,042
Parker & Parsley 88-A, L.P. ............   29,252     29,693       57,635      48,269      45,216      46,285
Parker & Parsley Producing Properties
  88-A, L.P. ...........................   15,213     17,817       34,491      31,920      22,550      25,765
Parker & Parsley 88-B, L.P. ............   20,317     21,813       43,365      35,648      27,934      26,363
Parker & Parsley 89-A, L.P. ............   20,251     20,853       41,931      36,061      26,888      35,642
Parker & Parsley 90-A, L.P. ............   14,779     16,519       32,915      26,735      21,392      24,197
Parker & Parsley 90-B Conv., L.P. ......   26,777     29,263       58,543      49,199      36,322      36,722
Parker & Parsley 90-B, L.P. ............   72,613     79,388      158,775     133,407      98,512      99,596
Parker & Parsley 90-C Conv., L.P. ......   15,634     16,311       33,187      29,478      13,600      14,569
Parker & Parsley 90-C, L.P. ............   25,133     26,228       53,358      47,389      21,869      23,433
Parker & Parsley 91-A, L.P. ............   31,609     36,023       70,623      60,858      49,899      56,185
Parker & Parsley 91-B, L.P. ............   31,853     33,469       66,527      57,021      35,912      34,026
                                          -------    -------    ---------   ---------   ---------   ---------
        Total...........................  688,674    736,099    1,469,841   1,250,673   1,023,471   1,031,576
                                          =======    =======    =========   =========   =========   =========

                                                GAS (MCF)                         TOTAL (BOE)
                                          ---------------------   -------------------------------------------
                                           FOR THE YEAR ENDED     FOR THE SIX MONTHS     FOR THE YEAR ENDED
                                              DECEMBER 31,          ENDED JUNE 30,          DECEMBER 31,
                                          ---------------------   -------------------   ---------------------
                                            1998        1997        1999       1998       1998        1997
                                          ---------   ---------   --------   --------   ---------   ---------
Parker & Parsley 82-I, Ltd. ............     48,971      66,728    17,047     16,740       34,060      34,765
Parker & Parsley 82-II, Ltd. ...........     41,862      57,516    16,467     18,448       34,831      34,604
Parker & Parsley 83-A, Ltd. ............     95,156     141,525    42,086     42,315       83,471      83,142
Parker & Parsley 83-B, Ltd. ............    147,495     201,100    58,100     58,058      118,278     113,252
Parker & Parsley 84-A, Ltd. ............    145,870     199,235    56,931     55,264      113,014     106,012
Parker & Parsley 85-A, Ltd. ............     43,021      57,213    19,499     16,911       34,978      32,407
Parker & Parsley 85-B, Ltd. ............     41,501      60,076    13,100     16,194       31,720      32,006
Parker & Parsley 86-A, Ltd. ............     49,805      68,518    22,986     19,267       39,773      37,137
Parker & Parsley 86-B, Ltd. ............     97,715     141,058    38,134     42,868       86,685      80,920
Parker & Parsley 86-C, Ltd. ............    129,149     184,965    42,804     48,944       96,199      91,871
Parker & Parsley 87-A, Ltd. ............    179,494     257,587    64,294     69,341      137,291     133,507
Parker & Parsley Producing Properties
  87-A, Ltd. ...........................     56,240      88,478    32,126     36,719       73,740      74,464
Parker & Parsley 87-B, Ltd. ............    104,072     154,120    43,453     44,487       90,381      84,978
Parker & Parsley Producing Properties
  87-B, Ltd. ...........................     50,220      90,629    22,113     24,633       49,166      50,417
Parker & Parsley 88-A, L.P. ............     86,501     134,311    36,788     37,407       72,052      70,654
Parker & Parsley Producing Properties
  88-A, L.P. ...........................     51,099      80,212    18,971     22,111       43,008      45,289
Parker & Parsley 88-B, L.P. ............     52,254      70,802    24,973     26,207       52,074      47,448
Parker & Parsley 89-A, L.P. ............     62,751      92,294    24,732     26,793       52,390      51,443
Parker & Parsley 90-A, L.P. ............     47,086      68,973    18,344     20,552       40,763      38,231
Parker & Parsley 90-B Conv., L.P. ......     73,460     100,068    32,831     35,383       70,786      65,877
Parker & Parsley 90-B, L.P. ............    199,215     271,374    89,032     95,987      191,978     178,636
Parker & Parsley 90-C Conv., L.P. ......     30,348      50,304    17,901     18,739       38,245      37,862
Parker & Parsley 90-C, L.P. ............     48,787      80,867    28,778     30,134       61,489      60,867
Parker & Parsley 91-A, L.P. ............    108,617     135,829    39,926     45,387       88,726      83,496
Parker & Parsley 91-B, L.P. ............     68,244      90,255    37,838     39,140       77,901      72,064
                                          ---------   ---------   -------    -------    ---------   ---------
        Total...........................  2,058,933   2,944,037   859,254    908,029    1,812,999   1,741,349
                                          =========   =========   =======    =======    =========   =========

---------------

(a) Prior to October 1997, the partnerships accounted for processed natural gas production as wellhead production on a wet gas basis. In October 1997, the partnerships began accounting for processed natural gas production as two components: natural gas liquids and dry residue gas. Consequently, separate product volumes for NGLs and gas will not be comparable for 1998 and 1997.

                                    TABLE 13

                     PRODUCTIVE WELLS AND DEVELOPED ACREAGE
                            AS OF DECEMBER 31, 1998

                                                          PRODUCTIVE OIL AND
                                                               GAS WELLS          DEVELOPED ACRES
                                                          -------------------   -------------------
                                                          GROSS (A)   NET (B)   GROSS (A)   NET (B)
                                                          ---------   -------   ---------   -------
Parker & Parsley 82-I, Ltd..............................       17      16.19      1,702      1,557
Parker & Parsley 82-II, Ltd.............................       16      15.38      1,882      1,489
Parker & Parsley 83-A, Ltd..............................       42      36.59      5,154      3,602
Parker & Parsley 83-B, Ltd..............................       42      41.26      5,227      4,190
Parker & Parsley 84-A, Ltd..............................       38      37.55      4,929      4,019
Parker & Parsley 85-A, Ltd..............................       21      17.05      2,083      1,315
Parker & Parsley 85-B, Ltd..............................       17      13.05      2,536      1,215
Parker & Parsley 86-A, Ltd..............................       26      21.86      1,689      1,108
Parker & Parsley 86-B, Ltd..............................       44      36.52      2,709      1,694
Parker & Parsley 86-C, Ltd..............................       53      44.36      4,432      2,786
Parker & Parsley 87-A, Ltd..............................       78      55.01      6,498      4,926
Parker & Parsley Producing Properties 87-A, Ltd.........       90      43.55     10,576      3,615
Parker & Parsley 87-B, Ltd..............................       49      33.94      4,465      3,251
Parker & Parsley Producing Properties 87-B, Ltd.........       33       1.55      4,302      1,609
Parker & Parsley 88-A, L.P..............................       39      25.98      3,286      1,628
Parker & Parsley Producing Properties 88-A, L.P.........       23        .34      1,689      1,193
Parker & Parsley 88-B, L.P..............................       42      19.26      2,766        412
Parker & Parsley 89-A, L.P..............................       32      17.45      2,811      1,645
Parker & Parsley 90-A, L.P..............................       25      13.17      2,045      1,141
Parker & Parsley 90-B Conv., L.P........................      103      23.18      9,729      2,086
Parker & Parsley 90-B, L.P..............................      103      62.92      9,729      5,658
Parker & Parsley 90-C Conv., L.P........................       42      13.68      1,021        316
Parker & Parsley 90-C, L.P..............................       42      21.99      1,021        509
Parker & Parsley 91-A, L.P..............................       47      24.71      4,389      1,891
Parker & Parsley 91-B, L.P..............................       29      21.97      1,922      1,301
                                                            -----     ------     ------     ------
          Total.........................................    1,093     658.51     98,592     54,156
                                                            =====     ======     ======     ======

---------------

(a) A "gross well" or "gross acre" is a well or an acre in which a working interest is owned. The number of gross wells or acres represents the sum of the wells or acres in which a working interest is owned.

(b) A "net well" or "net acre" is deemed to exist when the sum of the fractional working interests in gross wells or acres equals one. The number of net wells or acres is the sum of the fractional working interests in gross wells or acres.

                                    TABLE 14

                   RECENT TRADES OF PARTNERSHIP INTERESTS(a)
                             PER $1,000 INVESTMENT
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                 AND THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                    PER $1,000 INVESTMENT
                                     -----------------------------------------------------------------------------------
                                      FOR THE SIX MONTHS ENDED JUNE 30, 1999      FOR THE YEAR ENDED DECEMBER 31, 1998
                                     ----------------------------------------   ----------------------------------------
                                         SALES PRICE                                SALES PRICE
                                     -------------------    NUMBER    NUMBER    -------------------    NUMBER    NUMBER
                                       HIGH       LOW      OF SALES    SOLD       HIGH       LOW      OF SALES    SOLD
                                     --------   --------   --------   -------   --------   --------   --------   -------
Parker & Parsley 82-I, Ltd.........  $  4.17    $  4.17        1         12     $ 60.00    $ 45.00        3          42
Parker & Parsley 82-II, Ltd........       --         --       --         --      140.00     135.00        2          10
Parker & Parsley 83-A, Ltd.........    54.00      38.00        2         56       97.00      16.00        9         125
Parker & Parsley 83-B, Ltd.........       --         --       --         --      120.00      80.00        6          75
Parker & Parsley 84-A, Ltd.........    72.00      52.78        2         34      175.00      85.00        5          75
Parker & Parsley 85-A, Ltd.........    61.00      10.00        4         30      100.00      55.00        4          35
Parker & Parsley 85-B, Ltd.........    75.00      75.00        2         30      123.00      70.00        3          25
Parker & Parsley 86-A, Ltd.........    55.00      10.00        2         40       82.50      47.00        3          10
Parker & Parsley 86-B, Ltd.........   111.00      82.00        6         43      200.00     105.00       13          89
Parker & Parsley 86-C, Ltd.........    80.00      45.00        4         22      135.00     102.00        4         170
Parker & Parsley 87-A, Ltd.........   112.00      81.00        4         70      151.00      77.00       19       1,025
Parker & Parsley Producing
  Properties 87-A, Ltd.............   175.00     120.50        3         74      216.00     112.00        5          46
Parker & Parsley 87-B, Ltd.........   101.67      10.00        8        140      162.00      80.00       10         153
Parker & Parsley Producing
  Properties 87-B, Ltd.............   170.00     170.00        1         10      280.00     280.00        1           4
Parker & Parsley 88-A, L.P.........   105.11      57.00        2         15      202.30     115.00        8         123
Parker & Parsley Producing
  Properties 88-A, L.P.............       --         --       --         --      370.00     240.00        5          88
Parker & Parsley 88-B, L.P.........   111.00     101.71        3         40      150.10      92.70        4          72
Parker & Parsley 89-A, L.P.........   138.00     123.00        3         40      210.00     160.00        5          65
Parker & Parsley 90-A, L.P.........    92.00      84.33        2         25      161.00     127.00        3          65
Parker & Parsley 90-B, Conv.
  L.P..............................       --         --       --         --          --         --       --          --
Parker & Parsley 90-B, L.P.........   175.00     124.00        8         75      255.00     162.00        9         135
Parker & Parsley 90-C Conv.,
  L.P..............................       --         --       --         --          --         --       --          --
Parker & Parsley 90-C, L.P.........   136.33      86.00        5         70      230.00     132.00        7         100
Parker & Parsley 91-A, L.P.........       --         --       --         --      249.75     116.43        9          59
Parker & Parsley 91-B, L.P.........   135.00     135.00        1         10      262.50     245.00        4         260

                                             PER $1,000 INVESTMENT
                                     -------------------------------------
                                     FOR THE YEAR ENDED DECEMBER 31, 1997
                                     -------------------------------------
                                        SALES PRICE
                                     -----------------    NUMBER    NUMBER
                                      HIGH       LOW     OF SALES    SOLD
                                     -------   -------   --------   ------
Parker & Parsley 82-I, Ltd.........  $    --   $    --      --        --
Parker & Parsley 82-II, Ltd........   171.00    135.00       3        20
Parker & Parsley 83-A, Ltd.........   172.00     80.00       3        40
Parker & Parsley 83-B, Ltd.........   175.00    119.45       2        30
Parker & Parsley 84-A, Ltd.........   222.00    120.00       4        40
Parker & Parsley 85-A, Ltd.........   192.00    147.00       2        85
Parker & Parsley 85-B, Ltd.........   167.00    120.00       3        30
Parker & Parsley 86-A, Ltd.........   171.00    141.00       2        10
Parker & Parsley 86-B, Ltd.........   298.00    175.00       7       100
Parker & Parsley 86-C, Ltd.........   207.00    102.80       8        99
Parker & Parsley 87-A, Ltd.........   205.00    110.00      14       241
Parker & Parsley Producing
  Properties 87-A, Ltd.............   368.00    219.90       9       168
Parker & Parsley 87-B, Ltd.........   202.00    151.00       7       278
Parker & Parsley Producing
  Properties 87-B, Ltd.............   344.00    340.00       3         9
Parker & Parsley 88-A, L.P.........   213.00    168.00       6        55
Parker & Parsley Producing
  Properties 88-A, L.P.............   380.00    350.00       3        12
Parker & Parsley 88-B, L.P.........   261.00    174.00       4        35
Parker & Parsley 89-A, L.P.........   295.00    203.68       3        75
Parker & Parsley 90-A, L.P.........   242.00    165.00       2        15
Parker & Parsley 90-B, Conv.
  L.P..............................       --        --      --        --
Parker & Parsley 90-B, L.P.........   290.00    173.00      12       162
Parker & Parsley 90-C Conv.,
  L.P..............................       --        --      --        --
Parker & Parsley 90-C, L.P.........   226.00    225.75       2        46
Parker & Parsley 91-A, L.P.........   306.00    288.27       2        50
Parker & Parsley 91-B, L.P.........   380.00    265.00       3        75

---------------

(a) This table contains historical information about recent trades of partnership interests on a per $1,000 investment as determined from "The Partnership Spectrum." The price information represents the prices reported to have been paid to the sellers net of commissions paid by buyers. This information should not be relied upon as any indication of the price at which the partnership interests may trade. There may have been other secondary sale transactions in the partnership interests, although no information regarding any such transactions is available to Pioneer USA. Because the information regarding sale transactions in the partnership interests in this table is provided without verification by Pioneer USA and because the information provided does not reflect sufficient activity to cause the prices shown to be representative of the market values of the partnership interests, the information should not be relied upon as indicative of the ability of limited partners to sell their partnership interests in secondary sale transactions or as to the prices at which the partnership interests may be sold.

                                   APPENDIX B

        SUMMARY RESERVE REPORT OF WILLIAMSON PETROLEUM CONSULTANTS, INC.
                              FOR THE PARTNERSHIPS

September 3, 1999

Pioneer Natural Resources USA, Inc.
5205 North O'Connor Boulevard, Suite 1400
Irving, Texas 75039

Attention Board of Directors

Gentlemen:

Subject: Letter Report Including 25 Reports Prepared by Williamson Petroleum Consultants, Inc.
         for Pioneer Natural Resources USA, Inc.
         to the Interests of Limited Partners
         or the Converted Limited Partners
         in Various Parker & Parsley Partnerships
         Managed by Pioneer Natural Resources USA, Inc.
         Effective December 31, 1998
         for Disclosure to the
         Securities and Exchange Commission
         Williamson Project 9.8740

In accordance with your request, Williamson Petroleum Consultants, Inc. (Williamson) has prepared this summary letter for inclusion in the proxy statement to be distributed to the limited partners of the referenced partnerships by Pioneer Natural Resources USA, Inc. (Pioneer USA). This letter includes 25 Williamson reports prepared for Pioneer USA to the interests of the limited partners or the converted limited partners in various Parker & Parsley partnerships managed by Pioneer USA effective December 31, 1998 for disclosure to the Securities and Exchange Commission (SEC). A listing of the 25 Williamson reports is included as Exhibit I.

I. ESTIMATED RESERVES AND ESTIMATED FUTURE NET REVENUES

The total Williamson estimated net proved reserves that are attributable to the evaluated interests of the 25 partnership reports are shown in Exhibit II and were based on economic parameters and operating condition considered applicable as of December 31, 1998 and may be used in disclosure to the SEC.

The present values of the estimated future net revenues from proved reserves were calculated using a discount rate of 10.00 percent per annum and were computed in accordance with the financial reporting requirements of the SEC and are presented in Exhibit II.

At the request of Pioneer USA, Williamson used the Landmark graphics and reserves and economics evaluation software, Aries, to prepare this summary report. In evaluations of these properties prior to December 31, 1991, Williamson utilized its proprietary software programs. No comparative tests have been performed to determine the difference in evaluation results of either reserves or revenue quantities that may occur solely as a result of the differences in the programs nor has Williamson performed tests to determine the accuracy of Aries. However, in accordance with the request made by Pioneer USA and the general acceptance of Aries by the oil and gas industry, Williamson has used Aries to prepare this report.

Pioneer Natural Resources USA, Inc.
Board of Directors
September 3, 1999
Page  2

II. DEFINITIONS OF SEC RESERVES(1)

The estimated reserves presented in this summary letter are net proved reserves, including proved developed producing, proved developed nonproducing, and proved undeveloped reserves, and were computed in accordance with the financial reporting requirements of the SEC. In preparing these evaluations, no attempt has been made to quantify the element of uncertainty associated with any category. Reserves were assigned to each category as warranted. The definitions of oil and gas reserves pursuant to the requirements of the Securities Exchange Act are:

Proved Reserves(2)

Proved reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under the economic criteria employed and existing operating conditions, i.e., prices and costs as of the date the estimate is made. Prices and costs include consideration of changes provided only by contractual arrangements but not on escalations based upon an estimate of future conditions.

A. Reservoirs are considered proved if economic producibility is supported by either actual production or conclusive formation test. The area of a reservoir considered proved includes:

     1. that portion delineated by drilling and defined by gas-oil and/or oil-water contacts, if any; and

     2. the immediately adjoining portions not yet drilled, but which can be reasonably judged as economically productive on the basis of available geological and engineering data. In the absence of information on fluid contacts, the lowest known structural occurrence of hydrocarbons controls the lower proved limit of the reservoir.

B. Reserves which can be produced economically through application of improved recovery techniques (such as fluid injection) are included in the "proved' classification when successful testing by a pilot project, or the operation of an installed program in the reservoir, provides support for the engineering analysis on which the project or program was based.

C.   Estimates of proved reserves do not include the following:

     1. oil that may become available from known reservoirs but is classified separately as "indicated additional reserves";

     2. crude oil, natural gas, and natural gas liquids, the recovery of which is subject to reasonable doubt because of uncertainty as to geology, reservoir characteristics, or economic factors;

     3. crude oil, natural gas, and natural gas liquids, that may occur in undrilled prospects; and

     4. crude oil, natural gas, and natural gas liquids, that may be recovered from oil shales, coal(3), gilsonite, and other such sources.

---------------

(1 )For evaluations prepared for disclosure to the Securities and Exchange
    Commission, see SEC Accounting Rules. Commerce Clearing House, Inc. October 1981, Paragraph 290, Regulation 210.4-10, p. 329.

(2) Any variations to these definitions will be clearly stated in the report.

(3) According to Staff Accounting Bulletin 85, excluding certain coalbed methane gas.

Pioneer Natural Resources USA, Inc.
Board of Directors
September 3, 1999
Page  3

Proved Developed Reserves(4)

Proved developed reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Additional oil and gas expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery should be included as "proved developed reserves" only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.

Proved Undeveloped Reserves

Proved undeveloped reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Reserves on undrilled acreage shall be limited to those drilling units offsetting productive units that are reasonably certain of production when drilled. Proved reserves for other undrilled units can be claimed only where it can be demonstrated with certainty that there is continuity of production from the existing productive formation. Under no circumstances should estimates for proved undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual tests in the area and in the same reservoir.

III. DISCUSSION OF SEC RESERVES

The properties evaluated in this report are located in the state of Texas with the majority of the value in the Spraberry (Trend Area) field.

The individual projections of lease reserves and economics prepared to produce this summary report include data that describe the production forecasts and associated evaluation parameters such as interests, taxes, product prices, operating costs, investments, salvage values, abandonment costs, and net profit interests.

Net income to the evaluated interests is the future net revenue after consideration of royalty revenue payable to others, taxes, operating expenses, investments, salvage values, abandonment costs, and net profit interests, as applicable. The future net revenue is before federal income tax and excludes consideration of any encumbrances against the properties if such exist.

The future net revenue values presented in this report were based on projections of oil and gas production. It was assumed there would be no significant delay between the date of oil and gas production and the receipt of the associated revenue for this production. No opinion is expressed by Williamson in this report as to a fair market value of the evaluated properties.

Unless specifically identified and documented by Pioneer USA as having curtailment problems, gas production trends have been assumed to be a function of well productivity and not of market conditions. The effect of "take or pay" clauses in gas contracts was not considered.

---------------

(4) Williamson Petroleum Consultants, Inc. separates proved developed reserves into proved developed producing and proved developed nonproducing reserves. This is to identify proved developed producing reserves as those to be recovered from actively producing wells; proved developed nonproducing reserves as those to be recovered from wells or intervals within wells, which are completed but shut in waiting on equipment or pipeline connections, or wells where a relatively minor expenditure is required for recompletion to another zone.

Pioneer Natural Resources USA, Inc.
Board of Directors
September 3, 1999
Page  4

Oil and natural gas liquids (NGL) reserves are expressed in thousands of United States (U.S.) barrels (MBBL) of 42 U.S. gallons. Gas volumes are expressed in millions of cubic feet (MMCF) at 60 degrees Fahrenheit and at the legal pressure base that prevails in Texas.

This report includes only those costs and revenues which are considered by Pioneer USA to be directly attributable to individual leases and areas. There could exist other revenues, overhead costs, or other costs associated with Pioneer USA or the Limited Partners/Converted Limited Partners which are not included in this report. Such additional costs and revenues are outside the scope of this report. This report is not a financial statement for Pioneer USA or the Limited Partners/Converted Limited Partners and should not be used as the sole basis for any transaction concerning Pioneer USA, the Limited Partners/Converted Limited Partners, or the evaluated properties.

The reserves projections in this report are based on the use of the available data and accepted industry engineering methods. Future changes in any operational or economic parameters or production characteristics of the evaluated properties could increase or decrease their reserves. Unforeseen changes in market demand or allowables set by various regulatory agencies could also cause actual production rates to vary from those projected. Williamson reserves the right to alter any of the reserves projections and the associated economics included in this evaluation in any future evaluations based on additional data that may be acquired.

All data utilized in the preparation of this report with respect to interests, reversionary status, oil and gas prices, gas categories, gas contract terms, operating expenses, investments, salvage values, abandonment costs, net profit interests, well information, and current operating conditions, as applicable, were provided by Pioneer USA. Production data provided by Pioneer USA were utilized. All data have been reviewed for reasonableness and, unless obvious errors were detected, have been accepted as correct. It should be emphasized that revisions to the projections of reserves and economics included in this report may be required if the provided data are revised for any reason. No inspection of the properties was made as this was not considered within the scope of this evaluation. No investigation was made of any environmental liabilities that might apply to the evaluated properties, and no costs are included for any possible related expenses.

Since sufficient production history and other data were available, the estimates of reserves contained in this report were determined by extrapolation of historical production trends and in accordance with the Definitions of SEC Reserves included in this summary letter report.

Prices for oil sold as of December 31, 1998 were provided by Pioneer USA to be used at the effective date. These prices include adjustments for API gravity, transportation, and any bonus paid. These adjustments were made by Pioneer USA. After the effective date, prices were held constant for the life of the properties. No attempt has been made to account for oil price fluctuations which have occurred in the market subsequent to the effective date of this report.

Prices for gas sold as of December 31, 1998 were provided by Pioneer USA to be used at the effective date. These prices include adjustments for British thermal unit content, shrinkage due to NGL removal, transportation and handling charges, and any other known differences between sales and produced volumes. These adjustments were made by Pioneer USA. After the effective date, prices were held constant for the life of the properties unless Pioneer USA indicated that changes were provided for by contract. All gas prices were applied to projected wellhead volumes.

Prices for NGL sold as of December 31, 1998 were provided by Pioneer USA to be used at the effective date. NGL reserves were projected as a separate stream using a constant ratio (barrels of NGL/thousand cubic feet of gas) based on historical yields. After the effective date, prices were held constant for the life

Pioneer Natural Resources USA, Inc.
Board of Directors
September 3, 1999
Page  5

of the properties. No attempt has been made to account for price fluctuations which have occurred in the market subsequent to the effective date of this report.

It should be emphasized that with the current economic uncertainties, fluctuation in market conditions could significantly change the economics of the properties included in this report.

Operating expenses were provided by Pioneer USA and represented, when possible, the latest available 12-month average of all recurring expenses which are billable to the working interest owners. These expenses included, but were not limited to, all direct operating expenses, field overhead costs, and any ad valorem taxes not deducted separately. Expenses for workovers, well stimulations, and other maintenance were not included in the operating expenses unless such work was expected on a recurring basis. Judgments for the exclusion of the nonrecurring expenses were made by Pioneer USA. Any internal indirect overhead costs (general and administrative) which are billable to the working interest owners were included, while those not billable were not included. Operating costs were held constant for the life of the properties.

State production and county ad valorem taxes have been deducted at the published rates as provided by Pioneer USA. A 7.5 percent severance tax exemption was applied until September 2001 for qualifying wells.

Based on information supplied by Pioneer USA, neither capital costs nor salvage values were included in the projections of reserves and economics in this report.

IV. CONSENT AND DECLARATION OF INDEPENDENT STATUS

We understand that our estimates are to be included in a Schedule 13e-3 under the Securities Exchange Act of 1934 to be filed by you with the SEC and in the proxy statement included as an exhibit to such Schedule 13e-3. We understand further that the estimates may be used by you to establish merger values for the Partnerships. With this understanding in mind, we have consistently applied the generally accepted petroleum engineering and evaluation principles in estimating the proved oil and gas reserves and in computing the future net revenues derived from such reserves for each property attributable to the interests held by the Partnerships.

Williamson is an independent consulting firm and does not own any interests in the oil and gas properties covered by this report. No employee, officer, or director of Williamson is an employee, officer, or director of Pioneer USA or any of the subject partnerships. Neither the employment of nor the compensation received by Williamson is contingent upon the values assigned to the properties covered by this report.

Yours very truly,

WILLIAMSON PETROLEUM CONSULTANTS, INC.

JDS/chk

Enclosures

                                   EXHIBIT I

                  LETTER REPORT INCLUDING 25 REPORTS PREPARED
                   BY WILLIAMSON PETROLEUM CONSULTANTS, INC.
                    FOR PIONEER NATURAL RESOURCES USA, INC.
                      TO THE INTERESTS OF LIMITED PARTNERS
                       OR THE CONVERTED LIMITED PARTNERS
                    IN VARIOUS PARKER & PARSLEY PARTNERSHIPS
                 MANAGED BY PIONEER NATURAL RESOURCES USA, INC.
                          EFFECTIVE DECEMBER 31, 1998
                             FOR DISCLOSURE TO THE
                       SECURITIES AND EXCHANGE COMMISSION
                           WILLIAMSON PROJECT 9.8740

             LIST OF WILLIAMSON PETROLEUM CONSULTANTS, INC. REPORTS
                          EFFECTIVE DECEMBER 31, 1998

"Evaluation of Oil and Gas Reserves to the Interests of the Limited Partners in Parker & Parsley 82-I, Ltd. Managed by Pioneer Natural Resources USA, Inc. Effective December 31, 1998 for Disclosure to the Securities and Exchange Commission Summary Report Utilizing Aries Software Williamson Project 8.8643"

"Evaluation of Oil and Gas Reserves to the Interests of the Limited Partners in Parker & Parsley 82-II, Ltd. Managed by Pioneer Natural Resources USA, Inc. Effective December 31, 1998 for Disclosure to the Securities and Exchange Commission Summary Report Utilizing Aries Software Williamson Project 8.8643"

"Evaluation of Oil and Gas Reserves to the Interests of the Limited Partners in Parker & Parsley 83-A, Ltd. Managed by Pioneer Natural Resources USA, Inc. Effective December 31, 1998 for Disclosure to the Securities and Exchange Commission Summary Report Utilizing Aries Software Williamson Project 8.8643"

"Evaluation of Oil and Gas Reserves to the Interests of the Limited Partners in Parker & Parsley 83-B, Ltd. Managed by Pioneer Natural Resources USA, Inc. Effective December 31, 1998 for Disclosure to the Securities and Exchange Commission Summary Report Utilizing Aries Software Williamson Project 8.8643"

"Evaluation of Oil and Gas Reserves to the Interests of the Limited Partners in Parker & Parsley 84-A, Ltd. Managed by Pioneer Natural Resources USA, Inc. Effective December 31, 1998 for Disclosure to the Securities and Exchange Commission Summary Report Utilizing Aries Software Williamson Project 8.8643"

"Evaluation of Oil and Gas Reserves to the Interests of the Limited Partners in Parker & Parsley 85-A, Ltd. Managed by Pioneer Natural Resources USA, Inc. Effective December 31, 1998 for Disclosure to the Securities and Exchange Commission Summary Report Utilizing Aries Software Williamson Project 8.8643"

"Evaluation of Oil and Gas Reserves to the Interests of the Limited Partners in Parker & Parsley 85-B, Ltd. Managed by Pioneer Natural Resources USA, Inc. Effective December 31, 1998 for Disclosure to the Securities and Exchange Commission Summary Report Utilizing Aries Software Williamson Project 8.8643"

"Evaluation of Oil and Gas Reserves to the Interests of the Limited Partners in Parker & Parsley 86-A, Ltd. Managed by Pioneer Natural Resources USA, Inc. Effective December 31, 1998 for Disclosure to the Securities and Exchange Commission Summary Report Utilizing Aries Software Williamson Project 8.8643"

"Evaluation of Oil and Gas Reserves to the Interests of the Limited Partners in Parker & Parsley 86-B, Ltd. Managed by Pioneer Natural Resources USA, Inc. Effective December 31, 1998 for Disclosure to the Securities and Exchange Commission Summary Report Utilizing Aries Software Williamson Project 8.8643"

"Evaluation of Oil and Gas Reserves to the Interests of the Limited Partners in Parker & Parsley 86-C, Ltd. Managed by Pioneer Natural Resources USA, Inc. Effective December 31, 1998 for Disclosure to the Securities and Exchange Commission Summary Report Utilizing Aries Software Williamson Project 8.8643"

"Evaluation of Oil and Gas Reserves to the Interests of the Limited Partners in Parker & Parsley 87-A, Ltd. Managed by Pioneer Natural Resources USA, Inc. Effective December 31, 1998 for Disclosure to the Securities and Exchange Commission Summary Report Utilizing Aries Software Williamson Project 8.8643"

"Evaluation of Oil and Gas Reserves to the Interests of the Limited Partners in Parker & Parsley 87-B, Ltd. Managed by Pioneer Natural Resources USA, Inc. Effective December 31, 1998 for Disclosure to the Securities and Exchange Commission Summary Report Utilizing Aries Software Williamson Project 8.8643"

"Evaluation of Oil and Gas Reserves to the Interests of the Limited Partners in Parker & Parsley Producing Properties 87-A, Ltd. Managed by Pioneer Natural Resources USA, Inc. Effective December 31, 1998 for Disclosure to the Securities and Exchange Commission Summary Report Utilizing Aries Software Williamson Project 8.8643"

"Evaluation of Oil and Gas Reserves to the Interests of the Limited Partners in Parker & Parsley Producing Properties 87-B, Ltd. Managed by Pioneer Natural Resources USA, Inc. Effective December 31, 1998 for Disclosure to the Securities and Exchange Commission Summary Report Utilizing Aries Software Williamson Project 8.8643"

"Evaluation of Oil and Gas Reserves to the Interests of the Limited Partners in Parker & Parsley 88-A, L.P. Managed by Pioneer Natural Resources USA, Inc. Effective December 31, 1998 for Disclosure to the Securities and Exchange Commission Summary Report Utilizing Aries Software Williamson Project 8.8643"

"Evaluation of Oil and Gas Reserves to the Interests of the Limited Partners in Parker & Parsley 88-B, L.P. Managed by Pioneer Natural Resources USA, Inc. Effective December 31, 1998 for Disclosure to the Securities and Exchange Commission Summary Report Utilizing Aries Software Williamson Project 8.8643"

"Evaluation of Oil and Gas Reserves to the Interests of the Limited Partners in Parker & Parsley Producing Properties 88-A, L.P. Managed by Pioneer Natural Resources USA, Inc. Effective December 31, 1998 for Disclosure to the Securities and Exchange Commission Summary Report Utilizing Aries Software Williamson Project 8.8643"

"Evaluation of Oil and Gas Reserves to the Interests of the Limited Partners in Parker & Parsley 89-A, L.P. Managed by Pioneer Natural Resources USA, Inc. Effective December 31, 1998 for Disclosure to the Securities and Exchange Commission Summary Report Utilizing Aries Software Williamson Project 8.8643"

"Evaluation of Oil and Gas Reserves to the Interests of the Limited Partners in Parker & Parsley 90-A, L.P. Managed by Pioneer Natural Resources USA, Inc. Effective December 31, 1998 for Disclosure to the Securities and Exchange Commission Summary Report Utilizing Aries Software Williamson Project 8.8643"

"Evaluation of Oil and Gas Reserves to the Interests of the Converted Limited Partners in Parker & Parsley 90-B Converted, L.P. Managed by Pioneer Natural Resources USA, Inc. Effective December 31,

1998 for Disclosure to the Securities and Exchange Commission Summary Report Utilizing Aries Software Williamson Project 8.8643"

"Evaluation of Oil and Gas Reserves to the Interests of the Limited Partners in Parker & Parsley 90-B, L.P. Managed by Pioneer Natural Resources USA, Inc. Effective December 31, 1998 for Disclosure to the Securities and Exchange Commission Summary Report Utilizing Aries Software Williamson Project 8.8643"

"Evaluation of Oil and Gas Reserves to the Interests of the Converted Limited Partners in Parker & Parsley 90-C Converted, L.P. Managed by Pioneer Natural Resources USA, Inc. Effective December 31, 1998 for Disclosure to the Securities and Exchange Commission Summary Report Utilizing Aries Software Williamson Project 8.8643"

"Evaluation of Oil and Gas Reserves to the Interests of the Limited Partners in Parker & Parsley 90-C, L.P. Managed by Pioneer Natural Resources USA, Inc. Effective December 31, 1998 for Disclosure to the Securities and Exchange Commission Summary Report Utilizing Aries Software Williamson Project 8.8643"

"Evaluation of Oil and Gas Reserves to the Interests of the Limited Partners in Parker & Parsley 91-A, L.P. Managed by Pioneer Natural Resources USA, Inc. Effective December 31, 1998 for Disclosure to the Securities and Exchange Commission Summary Report Utilizing Aries Software Williamson Project 8.8643"

"Evaluation of Oil and Gas Reserves to the Interests of the Limited Partners in Parker & Parsley 91-B, L.P. Managed by Pioneer Natural Resources USA, Inc. Effective December 31, 1998 for Disclosure to the Securities and Exchange Commission Summary Report Utilizing Aries Software Williamson Project 8.8643"

                                   EXHIBIT II

                  LETTER REPORT INCLUDING 25 REPORTS PREPARED
                   BY WILLIAMSON PETROLEUM CONSULTANTS, INC.
                    FOR PIONEER NATURAL RESOURCES USA, INC.
                      TO THE INTERESTS OF LIMITED PARTNERS
                       OR THE CONVERTED LIMITED PARTNERS
                    IN VARIOUS PARKER & PARSLEY PARTNERSHIPS
                 MANAGED BY PIONEER NATURAL RESOURCES USA, INC.
                          EFFECTIVE DECEMBER 31, 1998
                             FOR DISCLOSURE TO THE
                       SECURITIES AND EXCHANGE COMMISSION
                           WILLIAMSON PROJECT 9.8740

                    NET RESERVES AND FUTURE NET REVENUE FROM
           REPORTS PREPARED BY WILLIAMSON PETROLEUM CONSULTANTS, INC.
                          EFFECTIVE DECEMBER 31, 1998

                                                        TOTAL PROVED DEVELOPED PRODUCING
                                       ------------------------------------------------------------------
                                                 NET RESERVES TO                FUTURE NET REVENUE, M$
                                             THE EVALUATED INTERESTS         ----------------------------
                                       -----------------------------------                   DISCOUNTED
                                          OIL/                                                   PER
                                       CONDENSATE    LIQUID        GAS                        ANNUM AT
PIONEER FUNDS                            (MBBL)      (MBBL)       (MMCF)     UNDISCOUNTED   10.00 PERCENT
-------------------------------------  ----------   ---------   ----------   ------------   -------------
Parker & Parsley 82-I, Ltd...........     29.632       18.985       70.101        57.927         49.231
Parker & Parsley 82-II, Ltd..........     85.450       53.347      229.486       420.160        249.356
Parker & Parsley 83-A, Ltd...........    153.890       98.165      416.976       539.514        383.830
Parker & Parsley 83-B, Ltd...........    279.467      187.895      829.654     1,235.281        827.240
Parker & Parsley 84-A, Ltd...........    238.605      184.163      798.380     1,198.081        749.109
Parker & Parsley 85-A, Ltd...........     79.492       55.166      242.910       329.014        227.255
Parker & Parsley 85-B, Ltd...........     96.024       70.820      307.877       347.783        253.195
Parker & Parsley 86-A, Ltd...........     99.508       59.510      268.157       326.945        238.373
Parker & Parsley 86-B, Ltd...........    294.542      168.826      676.814     1,194.333        810.802
Parker & Parsley 86-C, Ltd...........    197.311      171.892      735.862       762.965        548.472
Parker & Parsley 87-A, Ltd...........    385.925      269.463    1,161.783     1,555.527      1,104.338
Parker & Parsley 87-B, Ltd...........    346.117      202.550      891.008     1,414.932        970.121
Parker & Parsley Producing Properties
  87-A, Ltd..........................    215.420      133.637      549.083       952.233        632.118
Parker & Parsley Producing Properties
  87-B, Ltd..........................    166.388      114.047      508.948       885.094        553.584
Parker & Parsley 88-A, L.P...........    268.159      198.798      842.728     1,431.335        886.681
Parker & Parsley 88-B, L.P...........    183.254       83.979      372.704       661.586        453.182
Parker & Parsley Producing Properties
  88-A, L.P..........................    254.061      165.439      731.772     1,508.503        906.186
Parker & Parsley 89-A, L.P...........    164.838      106.454      574.534       904.472        607.367
Parker & Parsley 90-A, L.P...........    131.527       89.991      390.290       527.962        374.194
Parker & Parsley 90-B Conv., L.P.....    269.992      135.828      594.416     1,098.837        727.865
Parker & Parsley 90-B, L.P...........    732.334      368.395    1,612.230     2,980.361      1,974.162
Parker & Parsley 90-C Conv., L.P.....    134.421       50.998      222.782       412.728        297.694
Parker & Parsley 90-C, L.P...........    215.978       81.928      357.951       663.135        478.313
Parker & Parsley 91-A, L.P...........    344.180      156.373      719.115     1,390.988        939.132
Parker & Parsley 91-B, L.P...........    372.096      135.752      601.234     1,469.109        965.152
                                       ---------    ---------   ----------    ----------     ----------
        Total All Partnerships.......  5,738.611    3,362.401   14,706.795    24,268.805     16,206.952

                                   APPENDIX C

           FORM OF FAIRNESS OPINION OF ROBERT A. STANGER & CO., INC.

                 [LETTERHEAD OF ROBERT A. STANGER & CO., INC.]

                               PRELIMINARY DRAFT
                              (subject to change)

                                                                          , 1999

Pioneer Natural Resources USA, Inc.
1400 Williams Square West
5205 North O'Connor Boulevard
Irving, Texas 75039
Attention: Board of Directors

Gentlemen:

     Pioneer Natural Resources USA, Inc. ("Pioneer USA"), the sole or managing general partner of the partnerships identified in Exhibit I attached hereto ("the Partnerships"), has advised us that the Partnerships are contemplating a transaction (the "Transaction") pursuant to an agreement (the "Merger Agreement") in which the Partnerships will merge with and into Pioneer USA and the interests of the limited partners (the "Limited Partners") in each Partnership will be converted into the right to receive cash equal to the estimated value of such Partnership's oil and gas reserves (the "Reserve Value")
and net working capital (the "Working Capital Balance") as of             , 1999
(collectively, the Reserve Value and the Working Capital Balance are referred to herein as the "Merger Value"). We have been advised that the Merger Value will be determined and paid to holders of limited partnership interests (the "Limited Partner Interests") of each Partnership in accordance with the provisions of the Partnership agreement of each Partnership relating to a liquidation of the Partnership.

     We have been further advised that the Reserve Value has been established by Pioneer USA and its parent company, Pioneer Natural Resources Company ("Pioneer"), based upon the present value of estimated future net revenues (after certain expenses and charges) from each Partnership's proved oil and gas
reserves as of                , 1999 utilizing prices of $     per barrel of oil
and $     per thousand cubic feet of gas, and a discount rate of   %, (the
"Reserve Analysis"). We have been further advised that                , an
independent petroleum engineering firm, has reviewed the Reserve Analysis of each Partnership and has issued a report thereon confirming the determination of the Reserve Value (the "Consultant's Report").

     We have been advised that the Limited Partners in each Partnership will have the opportunity to approve or reject the participation by their Partnership in the Transaction pursuant to a proxy statement and a Limited Partners' meeting which will be prepared and held, respectively, in connection with the Transaction, and further that Limited Partners in each Partnership will receive only cash in exchange for Limited Partner Interests.

     You have requested that Robert A. Stanger & Co., Inc. ("Stanger") provide an opinion as to the fairness, from a financial point of view, of the Merger Value to be paid in cash for Limited Partner Interests in each Partnership in connection with the Transaction.

     Stanger, founded in 1978, has provided research, investment banking and consulting services to clients located throughout the United States, including major New York Stock Exchange member firms and insurance companies and over seventy companies engaged in the management and operations of partnerships. The investment banking activities of Stanger include financial advisory services, asset and securities valuations, industry and company research and analysis, litigation support and expert witness services, and due diligence investigations in connection with both publicly registered and privately placed securities transactions.

     Stanger, as part of its investment banking business, is regularly engaged in the valuation of securities in connection with mergers, acquisitions, and reorganizations and for estate, tax, corporate and other purposes. In particular, Stanger's valuation practice principally involves partnerships, partnership securities and assets typically owned through partnerships including, but not limited to, oil and gas reserves, real estate, mortgages secured by real estate, cable television systems, and equipment leasing assets.

     In arriving at the opinion set forth below, we have:

     - Reviewed a draft of the Merger Agreement which Pioneer USA has indicated to be in substantially the form which will be executed in connection with the Transaction.

     - Reviewed the financial statements of the Partnerships for the years ended December 31, 1997 and 1998 and the six months ended June 30, 1999;

     - Reviewed the Reserve Analysis of each Partnership prepared by Pioneer USA
       and Pioneer as of             , 1999;

     - Reviewed the Consultant's Report for each Partnership prepared by
       Williamson Petroleum Consultants, Inc. as of             , 1999;

     - Reviewed the calculations prepared by Pioneer USA and Pioneer of the Merger Value per unit of Limited Partner Interest in each Partnership;

     - Reviewed estimates prepared by Pioneer USA and Pioneer of the going-concern value and liquidation value per unit of Limited Partner Interest in each Partnership;

     - Interviewed key management personnel of Pioneer USA regarding the oil and gas reserves, the financial condition of each Partnership and the terms of the Transaction; and

     - Conducted such other studies, analyses, inquiries and investigations as we deemed appropriate.

     In rendering this opinion, we have relied, without independent verification, on the accuracy and completeness in all material respects of all financial and other information that was furnished or otherwise communicated to us by Pioneer USA, Pioneer and the Partnerships. We have been advised by Pioneer USA and Pioneer that the oil and gas properties owned by the Partnerships are subject to operating agreements (the "Operating Agreements") with Pioneer USA and that: (i) such Operating Agreements provide for the payment of overhead charges and that such charges are reasonable compared with amounts charged for similar services by third-party operators; (ii) except for cause, such Operating Agreements do not provide for the termination of Pioneer USA as operator; and
(iii) such Operating Agreements do not provide for the revision of the overhead charges, except as escalated under the terms of such Operating Agreements. Furthermore, we have been advised by Pioneer USA and Pioneer that if each Partnership's reserves were offered for sale to a third party, a condition of such sale would be that the oil and gas reserves would continue to be subject to the Operating Agreements with Pioneer USA which provide for the payment of overhead charges, and that it would be appropriate to assume, when estimating the value of such reserves, that such expenses and charges would continue. We have also been advised that the Reserve Value and Working Capital Balance of each Partnership has been properly allocated between Pioneer USA and Limited Partners of each Partnership in accordance with the Partnership Agreement with respect to a liquidation of such Partnership.

     We have not performed an independent appraisal of the oil and gas reserves or other assets and liabilities of the Partnerships. We have not conducted any engineering studies and have relied on estimates of Pioneer USA and Pioneer with respect to oil and gas reserve volumes, prices, operating costs, general and administrative expenses and overhead charges.

     We have relied on the assurance of Pioneer USA, Pioneer and the Partnerships that: (i) the Reserve Analysis provided to us was in the judgment of Pioneer USA and the Partnerships reasonably prepared on bases consistent with actual historical experience and reflect their best currently available estimates and good faith judgments; (ii) any estimates of costs to remediate environmental conditions included in the Reserve Analysis are based on detailed analyses and reflect the best currently available estimates and good faith judgments; (iii) any historical financial data, balance sheet data, transaction cost estimates, Merger Value analyses, going-concern value analyses and liquidation value analyses are accurate and complete in all material respects; (iv) all calculations of Reserve Values, Working Capital Balances, Merger Values, going-concern values and liquidation values have been made in accordance with the Partnership Agreement for each Partnership; (v) no material changes have occurred in the information reviewed or in the value of the oil and gas reserves or Working Capital Balances of each Partnership between the date the information was provided to us and the date of this letter; and (vi) Pioneer USA, Pioneer and the Partnerships are not aware of any information or facts regarding the Partnerships, the oil and gas properties, the Reserve Analysis or the Working Capital Balances of each Partnership that would cause the information supplied to us to be incomplete or misleading in any material respect.

     We have not been requested to, and therefore did not: (i) make any recommendation to Pioneer USA, the Partnerships or the Limited Partners with respect to whether to approve or reject the Transaction; (ii) determine or negotiate the amount or form of the Merger Value to be paid for Limited Partner Interests in the Transaction; (iii) offer the assets of the Partnerships for sale to any third party; (iv) express any opinion as to: (a) the impact of the Transaction with respect to Pioneer USA or the Limited Partners of any Partnerships that do not participate in the Transaction; (b) the tax consequences of the Transaction for Pioneer USA or the Limited Partners of any Partnership; (c) Pioneer's or Pioneer USA's ability to finance their obligations pursuant to the Merger Agreement or the impact of a failure to obtain financing on the financial performance of Pioneer, Pioneer USA or the Partnerships; (d) Pioneer USA's decision to estimate the Reserve Value of the oil and gas reserves of each Partnership based upon the continued operation of the properties by Pioneer USA and the payment of overhead charges in accordance with existing Operating Agreements or the impact, if any, on the estimated values of the Partnerships' oil and gas reserves if Pioneer USA and Pioneer determined to offer or operate the assets subject to revised Operating Agreements; (e) whether or not alternative methods of determining the Merger Value would have also provided fair results or results substantially similar to the methodology used;
(f) alternatives to the Transaction, including the offering of such assets for sale to third-party buyers; or (g) the fairness of the amount or allocation of transaction costs; or (h) any other terms of the Transaction.

     This letter does not purport to be a complete description of the analyses performed or the matters considered in rendering this opinion. The analyses and the summary set forth herein must be considered as a whole, and selecting portions of such summary or analyses without considering all factors and analyses would create an incomplete view of the process underlying this opinion. In rendering this opinion, judgment was applied to a variety of complex analyses and assumptions. The assumptions made and the judgments applied in rendering the opinion are not readily susceptible to partial analysis or summary description. The fact that any specific analysis is referred to herein is not meant to indicate that such analysis was given greater weight than any other analyses.

     Our opinion is based on business, economic, oil and gas market, and other conditions as of the date of our analysis and addresses the Merger Value in the context of information available as of the date of our analysis. Events occurring after that date could affect the value of the assets of the Partnerships or the assumptions used in preparing this opinion.

     Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter and subject to the assumptions, limitations and qualifications contained herein, the Merger Value to be paid in cash for the Limited Partner Interests in connection with the Transaction is fair from a financial point of view to the Limited Partners of each respective Partnership.

Yours truly,

Robert A. Stanger & Co., Inc.
Shrewsbury, New Jersey
               , 1999

                                                                       EXHIBIT 1

                                  PARTNERSHIPS

Parker & Parsley 82-I, Ltd.
Parker & Parsley 82-II, Ltd.
Parker & Parsley 83-A, Ltd.
Parker & Parsley 83-B, Ltd.
Parker & Parsley 84-A, Ltd.
Parker & Parsley 85-A, Ltd.
Parker & Parsley 85-B, Ltd.
Parker & Parsley 86-A, Ltd.
Parker & Parsley 86-B, Ltd.
Parker & Parsley 86-C, Ltd.
Parker & Parsley 87-A, Ltd.
Parker & Parsley Producing Properties 87-A, Ltd.
Parker & Parsley 87-B, Ltd.
Parker & Parsley Producing Properties 87-B, Ltd.
Parker & Parsley 88-A, L.P.
Parker & Parsley Producing Properties 88-A, L.P.
Parker & Parsley 88-B, L.P.
Parker & Parsley 89-A, L.P.
Parker & Parsley 90-A, L.P.
Parker & Parsley 90-B Conv., L.P.
Parker & Parsley 90-B, L.P.
Parker & Parsley 90-C Conv., L.P.
Parker & Parsley 90-C, L.P.
Parker & Parsley 91-A, L.P.
Parker & Parsley 91-B, L.P.

                                   APPENDIX D

                              THE MERGER PROPOSALS

     The merger proposals for all of the partnerships, except as otherwise indicated, are set forth below. For each partnership, the merger proposals include the approval of:

     - the merger agreement for that partnership, pursuant to which:

      -- the partnership will be merged with and into Pioneer USA, on the terms and subject to the conditions set forth in the merger agreement as described in the proxy statement; and

      -- each partner, whether limited or general, but other than Pioneer USA, will receive cash in an amount based on the merger value of that partnership in exchange for that partner's partnership interests;

     - the merger amendment for that partnership authorizing:

      -- the merger of the partnership with and into Pioneer USA, with Pioneer
         USA being the surviving entity; and

      -- the elimination of any restrictions on the mergers otherwise contained in the partnership's partnership agreement; and

     - the opinion of special legal counsel for the limited partners and the selection of that counsel.

     For each partnership, approval of the merger proposals requires the affirmative vote of limited partners who own or have the power to vote a majority of the partnership interests in that partnership. The effect of an abstention or a failure to vote is the same as a vote against the merger proposals. See "The Special Meetings -- Record Date; Voting Rights and Proxies." Subject to the terms and conditions of the mergers as described in the proxy statement under "The Merger Agreement," if the merger proposals are approved by a partnership, that participating partnership will merge with and into Pioneer USA, with Pioneer USA being the surviving entity. From and after the closing of the mergers, the partnership interests of the partners in a participating partnership will represent the right to receive an amount in cash as described in the proxy statement.

     Generally, the partnership agreements require that, prior to the exercise of certain rights by the limited partners, special legal counsel for the limited partners, acceptable to the partnership, deliver a legal opinion, acceptable to the partnership, that neither the grant nor the exercise of the right to approve the mergers by the limited partners will result in the loss of any limited partner's limited liability or adversely affect the tax status of the
partnerships.           of Dallas, Texas has delivered that opinion, subject to
the approval of the limited partners of that opinion and the selection of special legal counsel for the limited partners. See "The Mergers -- Legal Opinion for Limited Partners."

APPROVAL OF MERGERS (FOR EACH PARTNERSHIP FORMED IN TEXAS):

RESOLVED: That, subject to receipt of a favorable opinion of special legal counsel for the limited partners as described in the proxy statement, the partnership be merged with and into Pioneer USA, with Pioneer USA being the surviving entity, and that an amount in cash be paid to each partner, other than Pioneer USA, in accordance with the terms set forth in the merger agreement included as Appendix E to the proxy statement and subject to the conditions set forth therein.

RESOLVED: That, subject to receipt of a favorable opinion of special legal counsel for the limited partners as described in the proxy statement, the following new article shall be added to the partnership agreement of the partnership:

                                   ARTICLE

     Notwithstanding any provisions of this Agreement to the contrary, it is hereby agreed as follows:

     1. Definitions. For the purposes of this Article, "Proxy Statement" means
the proxy statement dated                     , 1999 of Pioneer Natural
Resources USA, Inc., a Delaware corporation ("Pioneer USA"), in the form filed with the Securities and Exchange Commission pursuant to Rule 14A under the Securities Exchange Act of 1934.

     2. Elimination of Restrictions to Transaction. Notwithstanding anything in this Agreement to the contrary, upon the consent of limited partners holding a majority of the outstanding partnership interests in the partnership, which consent may or may not be the same consent to the adoption of an amendment to this Agreement, no provision of this Agreement shall prohibit, limit or prevent:

          (a) the merger or consolidation of the partnership, including the mergers described in the Proxy Statement, with any other domestic limited partnership or other entity, as those terms are defined in the Texas Revised Limited Partnership Act, and

          (b) the consummation of the mergers described in the Proxy Statement.

     In addition, no consent of the partnership, Pioneer USA or any partner or other procedure, including the delivery of opinions of counsel, shall be required in order to enable the partnership, Pioneer USA or any partner to effect the mergers.

     3. Mergers. For purposes of this Agreement, each merger described in the Proxy Statement shall be treated as if the partnership has:

          (a) disposed of all of its assets and liabilities to Pioneer USA in exchange for an amount in cash representing the merger value of the partnership, and

          (b) liquidated in the manner provided in the liquidation provisions of this Agreement.

Accordingly, upon the partnership's deemed liquidation resulting from the mergers, Pioneer USA will pay an amount of cash to the partners, other than itself, in accordance with the liquidation provisions of this Agreement. For purposes of Texas law, the merger shall be a merger subject to the provisions of
Section 2.11 of the Texas Revised Limited Partnership Act.

     4. Authority of Pioneer USA as General Partner. By obtaining the approval of the limited partners described in Section 2 of this Article, the partnership hereby extends the power of attorney granted to Pioneer USA pursuant to this Agreement to permit Pioneer USA to execute the merger agreement described in the Proxy Statement and the merger amendment contemplated by this Article on behalf of the limited partners. Pioneer USA shall be authorized, at such time in its full discretion as it deems appropriate, to execute, acknowledge, verify, deliver, file and record, for and in the name and on behalf of the partnership, Pioneer USA and the limited partners, any and all documents, agreements, certificates and instruments, and shall do and perform any and all acts required by applicable law or which Pioneer USA deems necessary or advisable in order to give effect to this Article and the transactions contemplated herein, including, but not limited to, the mergers.

     5. This Article Controlling. The provisions of this Article shall control over all other provisions of this Agreement.

     Except as herein expressly amended, all other terms and provisions of this Agreement shall remain in full force and effect.

APPROVAL OF MERGERS (FOR EACH PARTNERSHIP FORMED IN DELAWARE):

RESOLVED: That, subject to receipt of a favorable opinion of special legal counsel for the limited partners as described in the proxy statement, the partnership be merged with and into Pioneer USA, with Pioneer USA being the surviving entity, and that an amount in cash be paid to each partner, other than Pioneer USA, in accordance with the terms set forth in the merger agreement included as Appendix E to the proxy statement and subject to the conditions set forth therein.

RESOLVED: That, subject to receipt of a favorable opinion of special legal counsel for the limited partners as described in the proxy statement, the following new article shall be added to the partnership agreement of the partnership:

                                   ARTICLE

     Notwithstanding any provisions of this Agreement to the contrary, it is hereby agreed as follows:

     1. Definitions. For the purposes of this Article, "Proxy Statement" means
the proxy statement dated           , 1999 of Pioneer Natural Resources USA,
Inc., a Delaware corporation ("Pioneer USA"), in the form filed with the Securities and Exchange Commission pursuant to Rule 14A under the Securities Exchange Act of 1934.

     2. Elimination of Restrictions to Transaction. Notwithstanding anything in this Agreement to the contrary, upon the consent of limited partners holding a majority of the outstanding partnership interests in the partnership, which consent may or may not be the same consent to the adoption of an amendment to this Agreement, no provision of this Agreement shall prohibit, limit or prevent:

          (a) the merger or consolidation of the partnership, including the mergers described in the Proxy Statement, with any other domestic limited partnership or other business entity, as those terms are defined in the Delaware Revised Uniform Limited Partnership Act, and

          (b) the consummation of the mergers described in the Proxy Statement.

In addition, no consent of the partnership, Pioneer USA or any partner or other procedure, including the delivery of opinions of counsel, shall be required in order to enable the partnership, Pioneer USA or any partner to effect the mergers.

     3. Mergers. For purposes of this Agreement, each merger described in the Proxy Statement shall be treated as if the partnership has:

          (a) disposed of all of its assets and liabilities to Pioneer USA in exchange for an amount in cash representing the merger value of the partnership, and

          (b) liquidated in the manner provided in the liquidation provisions of this Agreement.

Accordingly, upon the partnership's deemed liquidation resulting from the mergers, Pioneer USA will pay an amount of cash to the partners, other than itself, in accordance with the liquidation provisions of this Agreement. For purposes of Delaware law, the merger shall be a merger subject to the provisions of Section 17-211 of the Delaware Revised Uniform Limited Partnership Act.

     4. Authority of Pioneer USA as General Partner. By obtaining the approval of the limited partners described in Section 2 of this Article, the partnership hereby extends the power of attorney granted to Pioneer USA pursuant to this Agreement to permit Pioneer USA to execute the merger agreement described in the Proxy Statement and the merger amendment contemplated by this Article on behalf of the limited partners. Pioneer USA shall be authorized, at such time in its full discretion as it deems appropriate, to execute, acknowledge, verify, deliver, file and record, for and in the name and on behalf of the partnership, Pioneer USA and the limited partners, any and all documents, agreements, certificates and instruments, and shall do and perform any and all acts required by applicable law or which Pioneer USA deems necessary or advisable in order to give effect to this Article and the transactions contemplated herein, including, but not limited to, the mergers.

     5. This Article Controlling. The provisions of this Article shall control over all other provisions of this Agreement.

     Except as herein expressly amended, all other terms and provisions of this Agreement shall remain in full force and effect.

APPROVAL OF COUNSEL TO LIMITED PARTNERS (FOR EACH PARTNERSHIP):

RESOLVED: That the selection of           of Dallas, Texas as special legal
          counsel for the limited partners of the partnership for the purpose of rendering the legal opinion described in the proxy statement under "The Mergers -- Legal Opinion for Limited Partners" be and hereby is approved by Pioneer USA, on behalf of the partnership, and the limited partners of such partnership.

RESOLVED: That the legal opinion delivered pursuant to the partnership agreement of the partnership as described in the proxy statement under "The Mergers -- Legal Opinion for Limited Partners," in form and substance as set forth in Exhibit A to these merger proposals, be and hereby is approved as in form and substance satisfactory to the limited partners of such partnership in their reasonable judgment.

                                                                       EXHIBIT A
                                                                   TO APPENDIX D

                             OPINION OF

           [OPINION SHOULD BE SUBSTANTIALLY TO THE FOLLOWING EFFECT]

Pioneer Natural Resources USA, Inc.,
  As Sole or Managing General Partner of
  25 Publicly-Held Limited Partnerships
  Named in the Proxy Statement dated             , 1999
  1400 Williams Square West
  5205 North O'Connor Blvd.
  Irving, Texas 75039

     We are of the opinion that neither the grant nor the exercise of the right to amend each of the partnership agreements allowing each partnership to merge with and into Pioneer Natural Resources USA, Inc. will result in the loss of limited liability of any limited partner or result in any of the partnerships being treated as an association taxable as a corporation for federal income tax purposes.

                                   APPENDIX E

                                    FORM OF
                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER, dated                     , 1999, to be
effective as of the Closing Date (as defined below) (the "MERGER AGREEMENT"), is entered into by and among Pioneer Natural Resources Company, a Delaware corporation ("PIONEER"), Pioneer Natural Resources USA, Inc., a Delaware corporation and wholly-owned subsidiary of Pioneer ("PIONEER USA"), and each of the limited partnerships referred to below (the "PARTNERSHIPS").

                                   RECITALS:

     A. Pioneer USA is the sole or managing general partner of each of the following Partnerships:

NAME                                                   STATE OF FORMATION
----                                                   ------------------
Parker & Parsley 82-I, Ltd.                                Texas
Parker & Parsley 82-II, Ltd.                               Texas
Parker & Parsley 83-A, Ltd.                                Texas
Parker & Parsley 83-B, Ltd.                                Texas
Parker & Parsley 84-A, Ltd.                                Texas
Parker & Parsley 85-A, Ltd.                                Texas
Parker & Parsley 85-B, Ltd.                                Texas
Parker & Parsley 86-A, Ltd.                                Texas
Parker & Parsley 86-B, Ltd.                                Texas
Parker & Parsley 86-C, Ltd.                                Texas
Parker & Parsley 87-A, Ltd.                                Texas
Parker & Parsley Producing Properties 87-A, Ltd.           Texas
Parker & Parsley 87-B, Ltd.                                Texas
Parker & Parsley Producing Properties 87-B, Ltd.           Texas
Parker & Parsley 88-A, L.P.                              Delaware
Parker & Parsley Producing Properties 88-A, L.P.         Delaware
Parker & Parsley 88-B LP                                 Delaware
Parker & Parsley 89-A, L.P.                              Delaware
Parker & Parsley 90-A, L.P.                              Delaware
Parker & Parsley 90-B Conv., L.P.                        Delaware
Parker & Parsley 90-B, L.P.                              Delaware
Parker & Parsley 90-C, Conv., L.P.                       Delaware
Parker & Parsley 90-C, L.P.                              Delaware
Parker & Parsley 91-A, L.P.                              Delaware
Parker & Parsley 91-B, L.P.                              Delaware

     B. Each of Parker & Parsley Employees 82-I, Ltd., a Texas limited partnership, Parker & Parsley Employees 82-II, Ltd., a Texas limited partnership, Parker & Parsley Employees 83-A, Ltd., a Texas limited partnership, Parker & Parsley Employees 83-B, Ltd., a Texas limited partnership, and Parker & Parsley Employees 84-A, Ltd., a Texas limited partnership (individually, the "NONMANAGING GENERAL PARTNER" and collectively, the "NONMANAGING GENERAL PARTNERS"), is the nonmanaging general partner of Parker & Parsley 82-I, Ltd., a Texas limited partnership, Parker & Parsley 82-II, Ltd., a Texas limited partnership, Parker & Parsley 83-A, Ltd., a Texas limited partnership, Parker & Parsley 83-B, Ltd., a Texas limited partnership, and Parker & Parsley 84-A, Ltd., a Texas limited partnership, respectively.

     C. Pioneer USA is the sole general partner of each of the Nonmanaging General Partners and in such capacity has authority (a) to cause the Nonmanaging General Partner to perform its obligations under the partnership agreement of the respective Partnership; and (b) to exercise on behalf of the

Nonmanaging General Partner all of the rights and elections granted to such Nonmanaging General Partner by the respective Partnership.

     D. The board of directors of each of Pioneer and Pioneer USA has determined that it is in the best interests of Pioneer and Pioneer USA (in its individual capacity, as general partner of the Partnerships and as general partner of the Nonmanaging General Partners) to merge each of the Partnerships with and into Pioneer USA and such boards of directors have approved the mergers, upon the terms and subject to the conditions contained herein.

     E. Pioneer USA intends to solicit the vote of the limited partners of each Partnership holding at least a majority of the outstanding partnership interests of such Partnership to approve the merger for such Partnership. Subject to certain limitations, upon consummation of the mergers, the partners, other than Pioneer USA, will have the right to an amount in cash subject to the terms and conditions described herein.

     F. Concurrently with the mergers described in this Merger Agreement, Pioneer is also offering to acquire 21 non-public limited partnerships and 13 privately-held employee partnerships through mergers of those partnerships into Pioneer USA. The terms of the mergers and the method of establishing merger values for limited partners in those partnerships are substantially the same as those for the Partnerships.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE 1
                                  THE MERGERS

     1.1 Mergers. At the Effective Time (as defined in Section 1.4), each Partnership shall be merged with and into Pioneer USA, the separate existence of such Partnership shall cease, and Pioneer USA, as the surviving corporation, shall continue to exist by virtue of and shall be governed by the laws of the State of Delaware.

     1.2  Merger Values.

     (a) At the Effective Time, by virtue of the mergers and without any action on the part of Pioneer USA or the other partners, each partnership interest outstanding immediately prior thereto shall be converted, except as otherwise set forth in this Section, into the right to receive an amount in cash allocated to the respective Partnership in accordance with the merger value assigned thereto pursuant to the procedures set forth in the Proxy Statement (as defined in Section 4.3) and the procedures set forth in such Partnership's partnership agreement for allocating liquidation distributions. The merger value assigned to each Partnership and the amount of cash offered with respect to each $1,000 investment by the limited partners in such Partnership pursuant to the mergers are set forth on Exhibit A hereto opposite the name of such Partnership. The merger values will not be adjusted as of the Closing Date.

     (b) All partnership interests, when converted into the right to receive cash, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such partnership interests shall cease to have any rights with respect thereto, except the right to receive the amount of cash to be delivered in consideration therefor.

     (c) The partnership interests, whether general or limited, in the participating partnerships held directly or indirectly by Pioneer USA shall be cancelled without any consideration being received therefor; provided, however, that as a result of the mergers, Pioneer USA will acquire 100% of the properties of the participating partnerships, including properties attributable to its partnership interests in those partnerships.

     1.3 Closing. The closing of the mergers (the "CLOSING") shall take place at the offices of Vinson & Elkins L.L.P., 2001 Ross Avenue, Dallas, Texas 75201, as soon as practicable after the fulfillment of the conditions referred to in
Article 4, or at such other time and place as the parties shall agree (the date of such Closing being the "CLOSING DATE").

     1.4 Effective Time of Mergers. Upon satisfaction of the conditions set forth in Article 4 hereof and as soon as practicable after the Closing, this Merger Agreement, or a certificate of merger setting forth the information required by, and otherwise in compliance with, Section 263 of the General Corporation Law of the State of Delaware (the "DGCL") and, if applicable,
Section 17-211 of the Revised Uniform Limited Partnership Act of the State of Delaware (the "DRULPA") with respect to the mergers, shall be delivered for filing with the Secretary of State of the State of Delaware. At such time, a certificate of merger with respect to the mergers setting forth the information required by, and otherwise in compliance with, Section 2.11 the Revised Limited Partnership Act of the State of Texas (the "TRLPA") shall be delivered for filing with the Secretary of State of the State of Texas. The mergers shall become effective upon the later of (a) the day and at the time the Secretary of State of the State of Delaware files this Merger Agreement or certificate of merger in compliance with Section 263 of the DGCL and, if applicable, Section 17-211 of the DRULPA, and (b) the day and at the time the Secretary of State of the State of Texas files such certificate of merger in compliance with Section
2.11 of the TRLPA (the time of such effectiveness is herein called the "EFFECTIVE TIME").

     1.5 Effects of Mergers. At the Effective Time, Pioneer USA, without further action, as provided by the laws of the State of Delaware and the State of Texas, shall succeed to and possess all the rights, privileges, powers, and franchises, of a public as well as of a private nature, of the Partnerships; and all property, real, personal and mixed, and all debts due on whatsoever account, including subscriptions to shares, and all other choses in action, and all and every other interest, of or belonging to or due to the Partnerships shall be deemed to be vested in Pioneer USA without further act or deed; and the title to any real estate, or any interest therein, vested in Pioneer USA or the Partnerships shall not revert or be in any way impaired by reason of the mergers. Such transfer to and vesting in Pioneer USA shall be deemed to occur by operation of law, and no consent or approval of any other person shall be required in connection with any such transfer or vesting unless such consent or approval is specifically required in the event of merger or consolidation by law or express provision in any contract, agreement, decree, order, or other instrument to which Pioneer USA or the Partnerships is a party or by which either of them is bound. At and after the Effective Time, Pioneer USA shall be responsible and liable for all debts, liabilities, and duties of the Partnerships, including franchise taxes, if any, which may be enforced against Pioneer USA to the same extent as if said debts, liabilities, and duties had been incurred or contracted by it. Neither the rights of creditors nor any liens upon the property of the Partnerships or Pioneer USA shall be impaired by the mergers.

     1.6 Certificate of Incorporation and Bylaws. The certificate of incorporation of Pioneer USA, attached hereto as Exhibit B, before the mergers shall be and remain the certificate of incorporation of Pioneer USA after the Effective Time, until the same shall thereafter be altered, amended, or repealed in accordance with law and Pioneer USA's certificate of incorporation. The bylaws of Pioneer USA as in effect at the Effective Time shall be and remain the bylaws of Pioneer USA, as the surviving corporation, until the same shall thereafter be altered, amended, or repealed in accordance with law, Pioneer USA's certificate of incorporation, or such bylaws.

     1.7 Pioneer USA Common Stock. At the Effective Time, each outstanding share of common stock of Pioneer USA shall remain outstanding and shall continue to represent one share of common stock of Pioneer USA.

     1.8 Officers and Directors. At the Effective Time, each of the persons who was serving as an officer of Pioneer USA immediately prior to the Effective Time shall continue to be an officer of Pioneer USA and shall continue to serve in such capacity at the pleasure of the board of directors of Pioneer USA or, if earlier, until their respective death or resignation. At the Effective Time, each of the persons who was serving as a director of Pioneer USA immediately prior to the Effective Time shall continue to be a director of Pioneer USA, and each shall serve in such capacity until the next annual meeting of stockholders of Pioneer USA and until his or her successor is elected and qualified or, if earlier, until his death, resignation, or removal from office.

     1.9 Exchange of Partnership Interests for Cash. (a) Pioneer USA shall mail checks to the partners of record, other than Pioneer USA, promptly following the Closing Date in payment of the merger consideration. Limited partners and Nonmanaging General Partners of participating partnerships will not be required to surrender partnership interest certificates to receive the cash payment.

     (b) After the Closing Date, there shall not be any further registration of transfers on the transfer books of the Partnerships of the partnership interests that were issued and outstanding immediately before the Closing Date and were converted into the right to receive cash. If, after the Closing Date, certificates representing partnership interests of participating partnerships are presented, they shall be exchanged for cash, all as provided in this Article.

                                   ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES

     2.1 Representations and Warranties of Partnerships. Each of the Partnerships hereby represents and warrants to Pioneer and Pioneer USA as follows:

     (a) Formation; Qualification. Such Partnership is a limited partnership duly formed under the DRULPA or TRLPA, as applicable, and is validly existing and in good standing under the laws of the State of Delaware or the State of Texas, as applicable. Such Partnership has all requisite partnership power and authority to own, operate or lease its properties and to carry on its business as now being conducted. Such Partnership is duly qualified to do business as a foreign limited partnership and is in good standing in each jurisdiction where the character of its properties owned, operated or leased, or the nature of its activities, makes such qualifications necessary.

     (b) Capitalization. The aggregate initial investments by limited partners of such Partnership as of August 1, 1999 are set forth in Table 1 of Appendix A to the Proxy Statement. All of the outstanding partnership interests of such Partnership are duly authorized, validly issued, free of preemptive rights and, subject to the qualifications set forth in the Proxy Statement, nonassessable. Except as described in the Proxy Statement, there are no outstanding subscriptions, options or other arrangements or commitments obligating such Partnership to issue any additional partnership interests.

     (c) No Conflicts. Assuming this Merger Agreement is approved by the requisite vote of the limited partners (with respect to Parker & Parsley 85-A, Ltd., Parker & Parsley 85-B, Ltd., Parker & Parsley 91-A, L.P. and Parker & Parsley 91-B, L.P. (the "SPECIAL VOTE PARTNERSHIPS"), excluding Pioneer USA and its affiliates), consummation of the transactions contemplated hereby and compliance with the terms and provisions of this Merger Agreement will not conflict with, result in a breach of, require notice under or constitute a default under any material judgment, order, injunction, decree or ruling of any court or governmental authority or under any material agreement, indenture or instrument to which such Partnership is a party.

     (d) Authority, Authorization and Enforceability. Such Partnership has all requisite power and authority to enter into and perform the provisions of this Merger Agreement. The execution and delivery of this Merger Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary partnership action on the part of such Partnership other than the approval of the limited partners (with respect to the Special Vote Partnerships, excluding Pioneer USA and its affiliates). Subject to such approval, this Merger Agreement has been duly executed and delivered by such Partnership and constitutes a valid and binding obligation of such Partnership enforceable in accordance with its terms.

     (e) SEC Reports; Financial Statements.

          (i) Each Partnership's (A) Annual Report on Form 10-K for the fiscal year ended December 31, 1998, (B) Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 and for the quarter ended June 30, 1999, and
     (C) all other reports or registration statements filed with the Securities and Exchange Commission (the "SEC") since December 31, 1998 (collectively, the "PARTNERSHIP'S SEC REPORTS") (1) were prepared in accordance with the applicable requirements of the Securities Act of 1933 (the "SECURITIES ACT") and the Securities Exchange Act of 1934 (the

     "EXCHANGE ACT"), and (2) as of their respective dates, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (ii) Each of the financial statements of such Partnership for the fiscal year ended December 31, 1998 and for the quarters ended March 31, 1999 and June 30, 1999 contained in such Partnership's SEC Reports has been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and each fairly presents the financial position of such Partnership as of the respective dates thereof and the results of operations and cash flows of such Partnership for the periods indicated, except that the unaudited interim financial statements are subject to normal and recurring year-end adjustments that are not expected to be material in amount.

     (f) No Material Adverse Change. Since June 30, 1999, such Partnership has conducted its operations in the ordinary and usual course of business and has paid all of its obligations as they have become due; and the business of such Partnership has not undergone any material adverse change since such date.

     (g) Accuracy of Information. None of the information supplied or to be supplied by such Partnership for inclusion in the Proxy Statement, as amended or supplemented, will, at the time of the mailing of the Proxy Statement, the time of the special meetings of the limited partners of the Partnerships (the "SPECIAL MEETINGS") or the Closing Date, be false or misleading with respect to any material fact, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     2.2 Representations and Warranties of Pioneer and Pioneer USA. Pioneer and Pioneer USA hereby represent and warrant to the Partnerships as follows:

     (a) Organization; Qualification. Each of Pioneer and Pioneer USA is a corporation duly formed under the DGCL and is validly existing and in good standing under the laws of the State of Delaware. Each of Pioneer and Pioneer USA has all requisite corporate power and authority to own, operate or lease its properties and to carry on its business as now being conducted. Each of Pioneer and Pioneer USA is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties owned, operated or leased, or the nature of its activities, makes such qualifications necessary.

     (b) No Conflicts. Consummation of the transactions contemplated hereby and compliance with the terms and provisions of this Merger Agreement will not conflict with, result in a breach of, require notice under or constitute a default under any material judgment, order, injunction, decree or ruling of any court or governmental authority or under any material agreement, indenture or instrument to which Pioneer or Pioneer USA is a party.

     (c) Authority, Authorization and Enforceability. Each of Pioneer and Pioneer USA has all requisite corporate power and authority to execute and deliver this Merger Agreement and to perform the provisions of this Merger Agreement. The execution and delivery of this Merger Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of each of Pioneer and Pioneer USA. This Merger Agreement has been duly executed and delivered by each of Pioneer and Pioneer USA and constitutes a valid and binding obligation of each of Pioneer and Pioneer USA enforceable in accordance with its terms.

     (d) No Material Adverse Change. Since June 30, 1999, each of Pioneer and Pioneer USA has conducted its operations in the ordinary and usual course of business and has paid all of its obligations as they have become due; and the business of each of Pioneer and Pioneer USA has not undergone any material adverse change since such date.

     (e) Accuracy of Information. None of the information supplied or to be supplied by each of Pioneer and Pioneer USA for inclusion in the Proxy Statement, as amended or supplemented, will, at the time of the mailing of the Proxy Statement, the time of the Special Meetings or the Closing Date, be false or misleading with respect to any material fact, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (f) Capacity as General Partner. Pioneer USA is the sole or managing general partner of each of the Partnerships and is the sole general partner of any Nonmanaging General Partner thereof.

                                   ARTICLE 3
                        CONDITIONS PRECEDENT TO MERGERS

     3.1 Conditions to Each Party's Obligations to Effect the Mergers. The respective obligations of each party to effect the mergers shall be subject to the fulfillment (or waiver in whole or in part by the intended beneficiary thereof in its sole discretion) at or prior to the Closing Date of the following conditions:

     (a) This Merger Agreement, an amendment to the partnership agreements to permit the mergers (the "MERGER AMENDMENT"), the selection of special legal counsel for the limited partners and that counsel's legal opinion referred to in
Section 3.1(c) shall have been approved by the limited partners (with respect to the Special Vote Partnerships, excluding Pioneer USA and its affiliates) holding at least a majority of the outstanding limited partnership interests voting in person or by proxy at the Special Meetings at which a quorum is present, with respect to each merger.

     (b) Pioneer USA shall have received from Robert A. Stanger & Co., Inc. a written opinion for inclusion in the Proxy Statement satisfactory in form and substance to Pioneer USA and substantially to the effect that, as of the date of that opinion, the amount of cash to be received by the limited partners of each partnership in the mergers is fair from a financial point of view to those partners. Such opinion shall not have been withdrawn prior to the Closing Date, unless a replacement opinion or opinions of an investment banking firm or firms satisfactory to Pioneer USA to a similar effect has been received by Pioneer USA and has not been withdrawn.

     (c) The receipt, on or prior to the Closing Date, by Pioneer USA of the opinion of special legal counsel for the limited partners pursuant to the partnership agreements of the Partnerships.

     (d) No provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the mergers and the transactions related thereto.

     (e) No suit, action or proceeding shall have been filed or otherwise be pending against Pioneer, Pioneer USA or any officer, director or affiliate of Pioneer or Pioneer USA challenging the legality or any aspect of the mergers or the transactions related thereto.

     (f) The parties to the mergers having made all filings and registrations with, and notifications to, all third parties, including, without limitation, lenders and all appropriate regulatory authorities, required for consummation of the transactions contemplated by this Merger Agreement (other than the filing and recordation of appropriate merger documents required by the DGCL, DRULPA or TRLPA, as applicable), and all approvals and authorizations and consents of all third parties, including, without limitation, lenders and all regulatory authorities, required for consummation of the transactions contemplated by this Merger Agreement shall have been received and shall be in full force and effect, except for such filings, registrations, notifications, approvals, authorizations and consents, the failure of which to make or obtain would not have a material adverse effect on the business or financial condition of Pioneer, Pioneer USA or the Partnerships.

     (g) The absence of any opinion of counsel that the exercise by the limited partners of the right to approve the mergers is not permitted under applicable state law.

     3.2 Conditions to Obligations of Pioneer and Pioneer USA to Effect the Mergers. The obligations of Pioneer and Pioneer USA to effect the mergers shall be subject to the fulfillment (or waiver in whole or in part by the intended beneficiary thereof in its sole discretion), at or prior to the Closing Date, of the following additional conditions:

     (a) Each of the Partnerships shall have performed in all material respects its agreements contained in this Merger Agreement required to be performed at or prior to the Closing Date.

     (b) The representations and warranties of each of the Partnerships contained in this Merger Agreement shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such time unless they relate to another specified time.

     3.3 Conditions to Obligations of the Partnerships to Effect the Mergers. The obligations of each of the Partnerships to effect its respective merger shall be subject to the fulfillment (or waiver in whole or in part by the intended beneficiary thereof in its sole discretion) at or prior to the Closing Date of the following additional conditions:

     (a) Each of Pioneer and Pioneer USA shall have performed in all material respects its agreements contained in this Merger Agreement required to be performed at or prior to the Closing Date.

     (b) The representations and warranties of each of Pioneer and Pioneer USA contained in this Merger Agreement shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such time unless they relate to another specific time.

                                   ARTICLE 4
                             ADDITIONAL AGREEMENTS

     4.1 Conduct of Business Pending the Mergers. Each of Pioneer, Pioneer USA and the Partnerships covenants and agrees that, between the date of this Merger Agreement and the Closing Date, unless the other parties shall otherwise agree in writing or as otherwise contemplated in this Merger Agreement, they shall conduct their respective businesses only in the ordinary course of business and in a manner consistent with past practice, and they shall not take any action except for actions consistent with such practice. Each of Pioneer, Pioneer USA and the Partnerships shall use their respective reasonable best efforts to preserve intact the business organization of Pioneer, Pioneer USA and the Partnerships, to keep available the services of the present officers, employees and consultants of Pioneer, Pioneer USA and the Partnerships, and to preserve their relationships with customers, suppliers and other persons with which they have significant business dealings.

     4.2 Special Meetings; Proxies. As soon as reasonably practicable after the execution of this Merger Agreement, Pioneer USA will take all action necessary to duly call, give notice of, convene and hold the Special Meetings to consider and vote upon approval of this Merger Agreement, the Merger Amendment, the selection of special legal counsel for the limited partners, that counsel's legal opinion referred to in Section 3.1(c) and the transactions contemplated hereby and thereby. Pioneer USA will use its reasonable best efforts to solicit from the limited partners proxies in favor of this Merger Agreement, the Merger Amendment, the selection of special legal counsel for the limited partners, that counsel's legal opinion referred to in Section 3.1(c) and the transactions contemplated hereby and thereby, and to take all other action necessary or advisable to secure any vote or consent of the limited partners required by the partnership agreements of the Partnerships or this Merger Agreement or applicable law to effect the mergers.

     4.3 Proxy Statement. Pioneer USA has filed with the SEC under the Exchange Act a preliminary proxy statement for the Special Meetings (the definitive form of such proxy statement is referred to as the "Proxy Statement"). Pioneer and Pioneer USA shall use all reasonable commercial efforts to have the Proxy Statement cleared with the SEC as promptly as practicable. Pioneer and Pioneer USA shall cause the Proxy Statement to be mailed to the limited partners as soon as practicable in accordance with applicable federal and state law.

     4.4 Additional Agreements. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable commercial efforts to obtain in a timely manner all necessary waivers, consents and approvals and to effect all necessary registrations and filings, and to use all reasonable commercial efforts to take, or cause to be taken, all other actions and to do, or cause to be done, all other things necessary, proper or advisable under applicable laws and regulations to consummate and make effective as promptly as practicable the transactions contemplated by this Merger Agreement.

                                   ARTICLE 5
                                  TERMINATION

     5.1 Termination. This Merger Agreement may be terminated and the mergers contemplated hereby may be abandoned, in whole or in part, with respect to any or all of the partnerships, at any time prior to the Effective Time, whether before or after approval of the mergers by the limited partners (with respect to the Special Vote Partnerships, excluding Pioneer USA and its affiliates):

     (a) By mutual written consent of the parties;

     (b) By any party, if:

          (i) there shall be any applicable law, rule or regulation that makes consummation of the mergers illegal or otherwise prohibited or if any judgment, injunction, order or decree enjoining any party from consummating the mergers is entered and such judgment, injunction, order or decree shall have become final and non-appealable;

          (ii) at the Special Meetings or at any adjournment or postponement thereof, the limited partners' approval referred to in Section 3.1(a) shall not have been obtained by reason of the failure to obtain the requisite vote; or

          (iii) there shall be any pending suit, action or proceeding filed against Pioneer, Pioneer USA or any officer, director or affiliate of Pioneer or Pioneer USA challenging the legality or any aspect of the mergers or the transactions related thereto;

     (c) By Pioneer, if Pioneer USA or any Partnership shall have failed to perform its agreements and covenants contained herein, which failure has a material adverse effect on Pioneer USA or such Partnership, as the case may be, or materially and adversely affects the transactions contemplated by this Merger Agreement;

     (d) By Pioneer USA or any of the Partnerships with respect to that Partnership's merger, if Pioneer shall have failed to perform its agreements and covenants contained herein, which failure has a material adverse effect on Pioneer USA or that Partnership, as the case may be, or materially and adversely affects the transactions contemplated by this Merger Agreement;

     (e) By Pioneer USA, if Pioneer USA, after considering the written advice of outside legal counsel, determines in good faith that termination of the Merger Agreement is required for Pioneer USA's board of directors to comply with its fiduciary duties to its sole stockholder or to the Partnerships imposed by applicable law; or

     (f) By Pioneer, if there shall have occurred any event, circumstance, condition, development or occurrence causing, resulting in or having a material adverse effect (i) on any partnership's business, operations, properties (taken as a whole), condition (financial or otherwise), results of operations, assets (taken as a whole), liabilities, cash flows or prospects, or (ii) on market prices for oil and gas prevailing generally in the oil and gas industry since the date of determination of the oil and gas commodity prices used in the determination of the merger values.

     5.2 Effect of Termination. In the event of termination of this Merger Agreement by a party as provided in Section 5.1, written notice thereof shall promptly be given to the other party and this Merger Agreement shall forthwith terminate without further action by either of the parties hereto. If this Merger

Agreement is terminated as provided, however, there shall be no liabilities or obligations hereunder on the part of any party hereto except as provided in
Section 6.13 and except that nothing herein shall relieve any party hereto from liability for any breach of this Merger Agreement.

                                   ARTICLE 6
                                 MISCELLANEOUS

     6.1 Headings. The headings contained in this Merger Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Merger Agreement.

     6.2 Amendment. This Merger Agreement may be supplemented, amended or modified by an instrument in writing signed by Pioneer and Pioneer USA (on behalf of itself and as (a) general partner, (b) general partner of the Nonmanaging General Partners, and (c) attorney-in-fact for the limited partners) at any time prior to the Closing Date; provided, however, that after approval by the limited partners (with respect to the Special Vote Partnerships, excluding Pioneer USA and its affiliates) of this Merger Agreement, the Merger Amendment, the selection of special legal counsel for the limited partners and that counsel's legal opinion referred to in Section 3.1(c), no amendment may be made which would change the type or amount of, or the method for determining, the consideration into which each Partnership interest will be converted upon consummation of the mergers or which would in any other way materially and adversely affect the rights of such limited partners (other than a termination of this Merger Agreement or abandonment of the mergers).

     6.3  Waiver. At any time prior to the Closing Date, the parties hereto may
(a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall not operate as an extension or waiver of, or estoppel with respect to, any subsequent failure of compliance or other failure. Any agreement on the part of a party hereto to any such extension or waiver shall be valid against such party if set forth in an instrument in writing signed by such party.

     6.4 Expiration of Representations and Warranties. All representations and warranties made pursuant to this Merger Agreement shall expire with, and be terminated and extinguished by, the mergers at the Closing Date.

     6.5 Notices. All notices and other communications to be given or made hereunder by any party shall be delivered by first class mail, or by personal delivery, postage or fees prepaid, to (a) Pioneer at 1400 Williams Square West, 5205 North O'Connor Boulevard, Irving, Texas 75039, with a copy to Michael D. Wortley, Vinson & Elkins L.L.P., 3700 Trammell Crow Center, Dallas, Texas 75201, and (b) to the other parties at Pioneer Natural Resources USA, Inc., 1400 Williams Square West, 5205 North O'Connor Boulevard, Irving, Texas 75039 with a copy to Brian M. Lidji, Sayles & Lidji, A Professional Corporation, 4400 Renaissance Tower, 1201 Elm Street, Dallas, Texas 75270.

     6.6 Counterparts. This Merger Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     6.7 Severability. If any term or other provision of this Merger Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Merger Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

     6.8 Entire Agreement. This Merger Agreement, including the documents and instruments referred to herein, constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

     6.9 Remedies. Except as otherwise expressly provided herein, this Merger Agreement is not intended to confer upon any other person any rights or remedies hereunder.

     6.10 Assignment. This Merger Agreement shall not be assigned by operation of law or otherwise without the consent of all parties hereto.

     6.11 No Implied Waiver. Except as expressly provided in this Merger Agreement, no course of dealing among the parties hereto and no delay by any of them in exercising any right, power or remedy conferred herein or now or hereafter existing at law or in equity, by statute or otherwise, shall operate as a waiver of, or otherwise prejudice, any such right, power or remedy.

     6.12 Governing Law. Except to the extent that TRLPA is mandatorily applicable, this Merger Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable principles of conflicts of law) as to all matters.

     6.13 Expenses. Except as otherwise provided herein, the Partnerships, including the 21 non-public limited partnerships and 13 privately-held employee partnerships described in the recitals, will pay, pro rata based on their merger values, all estimated expenses and fees incurred in connection with the mergers of the Partnerships and the other partnerships with and into Pioneer USA, to the extent the mergers of those Partnerships or partnerships are completed. If Pioneer terminates this Merger Agreement or abandons the mergers pursuant to
Section 5.1, Pioneer will pay all estimated expenses and fees of the Partnerships and the other partnerships incurred in connection with the mergers before such termination or abandonment.

     6.14 Liquidation. The Partnerships, Pioneer and Pioneer USA intend and agree that the mergers shall be treated as a liquidation of the Partnerships into Pioneer USA pursuant to Section 332 of the Internal Revenue Code of 1986, as amended, and shall make all declarations and filings necessary to accomplish such intent and liquidation.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Merger Agreement as of the date first written above.

                                            PIONEER NATURAL RESOURCES COMPANY

                                            By:
                                              ----------------------------------
                                            Name:
                                               ---------------------------------
                                            Title:
                                               ---------------------------------

                                            PIONEER NATURAL RESOURCES USA, INC.

                                            By:
                                              ----------------------------------
                                            Name:
                                               ---------------------------------
                                            Title:
                                               ---------------------------------

                                            PARTNERSHIPS:

                                            Parker & Parsley 82-I, Ltd.
                                            Parker & Parsley 82-II, Ltd.
                                            Parker & Parsley 83-A, Ltd.
                                            Parker & Parsley 83-B, Ltd.
                                            Parker & Parsley 84-A, Ltd.
                                            Parker & Parsley 85-A, Ltd.
                                            Parker & Parsley 85-B, Ltd.
                                            Parker & Parsley 86-A, Ltd.
                                            Parker & Parsley 86-B, Ltd.
                                            Parker & Parsley 86-C, Ltd.
                                            Parker & Parsley 87-A, Ltd.
                                            Parker & Parsley 87-B, Ltd.
                                            Parker & Parsley Producing
                                            Properties 87-A, Ltd.
                                            Parker & Parsley Producing
                                            Properties 87-B, Ltd.
                                            Parker & Parsley 88-A, L.P.
                                            Parker & Parsley 88-B, L.P.
                                            Parker & Parsley Producing
                                            Properties 88-A, L.P.
                                            Parker & Parsley 89-A, L.P.
                                            Parker & Parsley 90-A, L.P.
                                            Parker & Parsley 90-B Conv., L.P.
                                            Parker & Parsley 90-B, L.P.
                                            Parker & Parsley 90-C Conv., L.P.
                                            Parker & Parsley 90-C, L.P.
                                            Parker & Parsley 91-A, L.P.
                                            Parker & Parsley 91-B, L.P.

                                            By: Pioneer Natural Resources USA,
                                                Inc., as general partner of each
                                                Partnership

                                            By:
                                              ----------------------------------
                                            Name:
                                               ---------------------------------
                                            Title:
                                               ---------------------------------

                                            By: Pioneer Natural Resources USA,
                                                Inc., as general partner of the
                                                Nonmanaging General Partner of
                                                each of Parker & Parsley 82-I,
                                                Ltd., Parker & Parsley 82-II,
                                                Ltd., Parker & Parsley 83-A,
                                                Ltd., Parker & Parsley 83-B,
                                                Ltd., and Parker & Parsley 84-A,
                                                Ltd., respectively

                                            By:
                                              ----------------------------------
                                            Name:
                                               ---------------------------------
                                            Title:
                                               ---------------------------------

                                            By: Pioneer Natural Resources USA,
                                                Inc., as attorney-in-fact for
                                                the limited partners of each
                                                Partnership

                                            By:
                                              ----------------------------------
                                            Name:
                                               ---------------------------------
                                            Title:
                                               ---------------------------------

                                                                       EXHIBIT A
                                                                   TO APPENDIX E

      MERGER VALUE AND AMOUNT OF INITIAL LIMITED PARTNER INVESTMENT REPAID

     This table contains the following summary information for each partnership:

     - the aggregate merger values assigned to:

      -- Pioneer USA's partnership interests, whether general or limited;

      -- its nonmanaging general partners' partnership interests, excluding
         Pioneer USA;

      -- its limited partners, excluding Pioneer USA; and

     - for each $1,000 initial limited partner investment in that partnership:

      -- the merger value;

      -- the total historical cash distributions through June 30, 1999; and

      -- the total amount of initial investment by the limited partners that has been repaid, after giving effect to the mergers, stated in dollars and as a percentage.

                                                                              PER $1,000 INITIAL LIMITED PARTNER INVESTMENT
                                            AGGREGATE MERGER VALUE           -----------------------------------------------
                                    --------------------------------------              DISTRIBUTIONS         AMOUNT OF
                                                     OTHER                                   FROM        INITIAL INVESTMENT
                                                  NONMANAGING                             INCEPTION            REPAID
                                                    GENERAL      LIMITED      MERGER       THROUGH       -------------------
                                    PIONEER USA    PARTNERS      PARTNERS     VALUE        6/30/99           $           %
                                    -----------   -----------   ----------   --------   --------------   ----------    -----
Parker & Parsley 82-I, Ltd........   $160,707       $ 5,579     $  370,968   $ 34.99      $  947.88      $  982.87      98%
Parker & Parsley 82-II, Ltd.......    233,515         7,240        677,990     57.41       1,100.07       1,157.48     116%
Parker & Parsley 83-A, Ltd........    444,921        17,701      1,314,512     69.55       1,264.54       1,334.09     133%
Parker & Parsley 83-B, Ltd........    744,776        29,018      2,170,824     96.42       1,461.35       1,557.77     156%
Parker & Parsley 84-A, Ltd........    637,901        28,200      1,965,607    103.14       1,388.21       1,491.35     149%
Parker & Parsley 85-A, Ltd........     20,949            --        695,068     73.73         681.05         754.78      75%
Parker & Parsley 85-B, Ltd........     14,351            --        820,575    103.47         879.49         982.96      98%
Parker & Parsley 86-A, Ltd........     11,133            --        818,452     81.07       1,282.95       1,364.02     136%
Parker & Parsley 86-B, Ltd........     39,117            --      2,213,631    129.61       1,476.23       1,605.84     161%
Parker & Parsley 86-C, Ltd........     24,353            --      1,838,218     95.45       1,405.01       1,500.46     150%
Parker & Parsley 87-A, Ltd........     53,960            --      3,315,712    115.79       1,232.73       1,348.52     135%
Parker & Parsley Producing
  Properties 87-A, Ltd............     23,968            --      1,753,345    144.08         892.03       1,036.11     104%
Parker & Parsley 87-B, Ltd........     32,586            --      2,634,521    131.44       1,158.39       1,289.83     129%
Parker & Parsley Producing
  Properties 87-B, Ltd............     33,115            --      1,252,499    208.84         961.03       1,169.87     117%
Parker & Parsley 88-A, L.P........     51,739            --      2,174,467    170.38         997.83       1,168.21     117%
Parker & Parsley Producing
  Properties 88-A, L.P............     32,164            --      1,873,767    336.28       1,086.22       1,422.50     142%
Parker & Parsley 88-B, L.P........     28,688            --      1,378,077    155.54         972.69       1,128.23     113%
Parker & Parsley 89-A, L.P........     33,362            --      1,449,492    176.51         916.62       1,093.13     109%
Parker & Parsley 90-A, L.P........     34,154            --      1,054,698    158.26         789.75         948.01      95%
Parker & Parsley 90-B Conv.,
  L.P.............................     31,749            --      1,874,279    158.61         604.35         762.96      76%
Parker & Parsley 90-B, L.P........     64,924            --      5,109,583    158.78         604.43         763.21      76%
Parker & Parsley 90-C Conv.,
  L.P.............................     13,545            --        957,896    127.70         538.46         666.16      67%
Parker & Parsley 90-C, L.P........     18,948            --      1,533,135    126.92         538.47         665.39      66%
Parker & Parsley 91-A, L.P........     32,032            --      2,283,469    197.28         673.79         871.07      87%
Parker & Parsley 91-B, L.P........     26,234            --      2,384,931    212.20         537.98         750.18      75%

                                                                       EXHIBIT B
                                                                   TO APPENDIX E

                          CERTIFICATE OF INCORPORATION

                                       OF

                             PIONEER NEWSUB2, INC.

     FIRST: The name of the corporation is Pioneer NewSub2, Inc. (the "Corporation").

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, county of New Castle, Delaware 19801. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "General Corporation Law").

     FOURTH: The total number of shares of stock which the Corporation shall have the authority to issue is 1,000 shares of common stock, par value $.01 per share ("Common Stock").

     In the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation and upon any distribution of the assets of the Corporation in connection therewith, the holders of Common Stock shall be entitled to receive all the assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of Common Stock held by them.

     Each holder of Common Stock shall have one vote in respect of each share of Common Stock held by such holder on any matter submitted to the stockholders. Cumulative voting of shares of Common Stock is prohibited.

     FIFTH: The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that the grant of such authority shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal the Bylaws. The number of directors that shall constitute the whole Board of Directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the Bylaws of the Corporation. The election of directors need not be by written ballot, unless the Bylaws so provide. In addition to the authority and powers hereinabove or by statute conferred upon the directors, the directors are hereby authorized and empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the General Corporation Law, this Certificate of Incorporation and any Bylaws adopted by the stockholders of the Corporation; provided, however, that no Bylaws hereafter adopted by the stockholders of the Corporation shall invalidate any prior act of the directors that would have been valid if such Bylaws had not been adopted.

     SIXTH: No director of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director involving any act or omission of any such director; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under
Section 174 of the General Corporation Law, as the same exists or hereafter may be amended, or (d) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law is amended after the date of filing of this Certificate of Incorporation to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided for herein, shall be limited to the fullest extent permitted by the General Corporation Law as so amended. Any repeal or modification of this Article Sixth by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

     SEVENTH: The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law, as the same exists or hereafter may be amended.

     EIGHTH: The name and mailing address of the sole incorporator are as follows: Patricia F. Reilly, c/o Vinson & Elkins L.L.P., 3700 Trammell Crow Center, 2001 Ross Avenue, Dallas, Texas 75201.

     NINTH: The powers of the sole incorporator shall terminate upon the filing of this Certificate of Incorporation. The names and mailing addresses of the persons who are to serve as directors of the Corporation until the first annual meeting of stockholders or until their successors are elected and qualify are as follows:

NAME OF DIRECTOR                                               MAILING ADDRESS
----------------                                               ---------------
Scott D. Sheffield...........................   c/o Pioneer Natural Resources Company
                                                1400 Williams Square West
                                                5205 North O'Connor Boulevard
                                                Irving, Texas 75039
Timothy L. Dove..............................   c/o Pioneer Natural Resources Company
                                                1400 Williams Square West
                                                5205 North O'Connor Boulevard
                                                Irving, Texas 75039
Mark L. Withrow..............................   c/o Pioneer Natural Resources Company
                                                1400 Williams Square West
                                                5205 North O'Connor Boulevard
                                                Irving, Texas 75039
M. Garrett Smith.............................   c/o Pioneer Natural Resources Company
                                                1400 Williams Square West
                                                5205 North O'Connor Boulevard
                                                Irving, Texas 75039
Dennis E. Fagerstone.........................   c/o Pioneer Natural Resources Company
                                                1400 Williams Square West
                                                5205 North O'Connor Boulevard
                                                Irving, Texas 75039

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Incorporation this 30th day of December, 1997.

                                            By:   /s/ PATRICIA F. REILLY
                                              ----------------------------------
                                                      Patricia F. Reilly
                                                         Incorporator

                               ARTICLES OF MERGER
                         WITH RESPECT TO THE MERGER OF
                             PIONEER ASSETCO, INC.
                              A TEXAS CORPORATION
                                 WITH AND INTO
                             PIONEER NEWSUB2, INC.
                             A DELAWARE CORPORATION

                               December 30, 1997

     Pursuant to the provisions of Article 5.16 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Merger for the purpose of effecting a merger of Pioneer AssetCo, Inc., a Texas corporation ("AssetCo"), with and into Pioneer NewSub2, Inc., a Delaware corporation (the "Subsidiary"), with the Subsidiary to continue in existence following the merger as the surviving corporation.

     1. The name, type of entity and respective jurisdiction of organization of the parties to the merger are as follows:

NAME OF PARENT ENTITY                                           ENTITY      STATE
---------------------                                         -----------   -----
Pioneer AssetCo, Inc. ......................................  Corporation   Texas

NAME OF SUBSIDIARY ENTITY                                       ENTITY       STATE
-------------------------                                     -----------   --------
Pioneer NewSub2, Inc. ......................................  Corporation   Delaware

     2. The name of the entity that shall survive the merger is Pioneer NewSub2, Inc., which, at the effective time of the merger, shall be changed to Pioneer Natural Resources USA, Inc.

     3. As to the Subsidiary, the total number or percentage of outstanding shares, identified by class or series of stock of such corporation, and the number or percentage of shares in each class or series owned by AssetCo are as follows:

                                                  NUMBER OF                      PERCENTAGE
                                                   SHARES      DESIGNATION OF     OWNED BY
NAME OF CORPORATION                              OUTSTANDING   CLASS OR SERIES    ASSETCO
-------------------                              -----------   ---------------   ----------
Pioneer NewSub2, Inc. .........................     1,000       Common Stock        100%

     4. Attached hereto as Exhibit A is a true and correct copy of the resolution of merger (the "Plan of Merger") adopted on December 30, 1997, by the Board of Directors of AssetCo, approving the merger of AssetCo with and into the Subsidiary, with the Subsidiary being the surviving corporation. The Plan of Merger and the performance of its terms were duly authorized by all action required by the laws of the State of Delaware and the State of Texas and the organizational or other constituent documents of the parties to the merger.

     5. The address of the registered office of the Subsidiary in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801.

     6. As to the corporation set forth below, the approval of whose shareholders is required, the number of outstanding shares of each class or series of stock of such corporation entitled to vote, with other shares or as a class, on the plan of merger are as follows:

                                                                  NUMBER OF SHARES ENTITLED TO
                                                                    VOTE AS CLASS OR SERIES:
                                                     NUMBER OF    ----------------------------
                                                      SHARES       DESIGNATION OF    NUMBER OF
NAME OF CORPORATION                                 OUTSTANDING   CLASS OR SERIES      SHARES
-------------------                                 -----------   ----------------   ----------
Pioneer AssetCo, Inc. ............................     1,000           Common          1,000

     7. As to the corporation set forth below, the approval of whose shareholders is required, the number of shares voted for and against the plan of merger, respectively, and, if the shares of any class or series are entitled to vote as a class, the number of shares of each such class or series voted for and against the plan of merger are as follows:

                                                                           NUMBER OF SHARES
                                                                          ENTITLED TO VOTE AS
                                                                           CLASS OR SERIES:
                                                                          -------------------
                                   TOTAL VOTED   TOTAL VOTED   CLASS OR                VOTED
NAME OF CORPORATION                    FOR         AGAINST      SERIES    VOTED FOR   AGAINST
-------------------                -----------   -----------   --------   ---------   -------
Pioneer AssetCo, Inc. ...........     1,000           0         Common      1,000        0

     8. The Subsidiary will be responsible for the payment of any fees and franchise taxes required by law and will be obligated to pay such fees and franchise taxes if the same are not timely paid.

     9. The merger will become effective on the later of (a) the day and at the time the Secretary of State of the State of Delaware files the Certificate of Ownership and Merger, or (b) the day and at the time the Secretary of State of the State of Texas files the Articles of Merger.

DATED the date first above written.

                                            PIONEER ASSETCO, INC.

                                            By:    /s/ M. GARRETT SMITH
                                              ----------------------------------
                                                       M. Garrett Smith
                                                          President

                                   EXHIBIT A

                 RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS
                                       OF
                             PIONEER ASSETCO, INC.

                               December 30, 1997

     WHEREAS, Pioneer AssetCo, Inc., a Texas corporation ("AssetCo") desires to merge with and into Pioneer NewSub2, Inc., a Delaware corporation (the "Subsidiary"), pursuant to the terms of that certain Agreement and Plan of Merger (the "Merger Agreement") to be entered into by AssetCo and the Subsidiary, a draft of which has been presented to and reviewed by the Board of Directors of AssetCo and is attached hereto as Schedule I, and pursuant to which Merger Agreement the Subsidiary will be possessed of all the estate, property, rights, privileges and franchises of AssetCo; and

     WHEREAS, the Board of Directors of AssetCo believes it is in the best interests of AssetCo to enter into the Merger Agreement (as it may be changed in accordance with these resolutions) and to merge with and into the Subsidiary;

     NOW, THEREFORE, IT IS RESOLVED, that, subject to prior approval and adoption by the sole stockholder of AssetCo, AssetCo merge with and into the Subsidiary pursuant to the provisions of the Merger Agreement (as it may be changed in accordance with these resolutions), the terms and provisions of which are hereby authorized, adopted and approved in all respects; that the separate existence of AssetCo cease at the effective time set forth in the Merger Agreement; and that the Subsidiary, as the surviving corporation of the merger pursuant to Section 253 of the General Corporation Law of the State of Delaware and Article 5.16 of the Texas Business Corporation Act, continue to exist by virtue of and be governed by the laws of the State of Delaware (such actions, collectively, being called the "Merger").

     RESOLVED FURTHER, that (a) the Merger Agreement be submitted to the sole stockholder of AssetCo for its approval and adoption thereof, (b) that the Board of Directors of AssetCo hereby recommends that the sole stockholder approve and adopt the Merger Agreement (as it may be changed in accordance with these resolutions), and (c) that, prior to such approval and adoption, a copy of the Merger Agreement, as approved by the Board of Directors, be made available for inspection by the sole stockholder.

     RESOLVED FURTHER, that the officers of AssetCo be, and each is hereby, authorized, empowered, and directed, for and on behalf and in the name of AssetCo, to execute and deliver the Merger Agreement in substantially the form reviewed by the Board of Directors of AssetCo, but with such changes therein as the officer or officers executing the same may deem necessary, appropriate, or advisable, and in the best interest of AssetCo, the execution of the Merger Agreement in its final form to be conclusive evidence that such officers did deem any such changes to be so necessary, appropriate, or desirable, and in the best interest of AssetCo.

     RESOLVED FURTHER, that, upon the required approval and adoption of the Merger Agreement by the sole stockholder of AssetCo, the proper officers of AssetCo are hereby authorized and directed, in the name and on behalf of AssetCo, to execute and deliver a Certificate of Ownership and Merger for filing with the Secretary of State of the State of Delaware and Articles of Merger for filing with the Secretary of State of the State of Texas.

                                   SCHEDULE I

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER, dated as of December 30, 1997 (this "Merger Agreement"), is entered into by and among Pioneer AssetCo, Inc., a Texas corporation ("AssetCo"), and Pioneer NewSub2, Inc., a Delaware corporation ("NewSub2").

                                   RECITALS:

     A. AssetCo is a wholly-owned subsidiary of Pioneer Natural Resources Company, a Delaware corporation ("Pioneer"), and NewSub2 is a wholly-owned subsidiary of AssetCo.

     B. The Board of Directors of each of AssetCo and NewSub2 has determined that it is in the best interests of AssetCo and NewSub2, respectively, to merge AssetCo with and into NewSub2 upon the terms and subject to the conditions contained herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE 1

                                   THE MERGER

     1.1 Merger. At the Effective Time (as defined in Section 1.2), AssetCo shall be merged with and into NewSub2, the separate existence of AssetCo shall cease, and NewSub2, as the surviving corporation, shall continue to exist by virtue of and shall be governed by the laws of the State of Delaware (such actions, collectively, being called the "Merger").

     1.2 Effective Time of Merger. This Merger Agreement, or a Certificate of Ownership and Merger setting forth the information required by, and otherwise in compliance with, Section 253 of the General Corporation Law of the State of Delaware with respect to the Merger, shall be delivered for filing with the Secretary of State of the State of Delaware. This Merger Agreement, or Articles of Merger setting forth the information required by, and otherwise in compliance with, Article 5.16 of the Texas Business Corporation Act with respect to the Merger, shall be delivered for filing with the Secretary of State of the State of Texas. The Merger shall become effective upon the later of (i) the day and at the time the Secretary of State of the State of Delaware files such Certificate of Ownership and Merger, and (ii) the day and at the time the Secretary of State of the State of Texas files such Articles of Merger (the time of such effectiveness is herein called the "Effective Time"). Notwithstanding the foregoing, by action of its Board of Directors, either of NewSub2 or AssetCo may terminate this Merger Agreement at any time prior to the filing of the Certificate of Ownership and Merger with respect to the Merger with Secretary of State of the State of Delaware and the Articles of Merger with respect to the Merger with Secretary of State of the State of Texas.

     1.3 Effects of Merger. At the Effective Time, NewSub2, without further action, as provided by the laws of the State of Delaware and the State of Texas, shall succeed to and possess all the rights, privileges, powers, and franchises, of a public as well as of a private nature, of AssetCo; and all property, real, personal and mixed, and all debts due on whatsoever account, including subscriptions to shares, and all other choses in action, and all and every other interest, of or belonging to or due to AssetCo shall be deemed to be vested in NewSub2 without further act or deed; and the title to any real estate, or any interest therein, vested in NewSub2 or AssetCo shall not revert or be in any way impaired by reason of the Merger. Such transfer to and vesting in NewSub2 shall be deemed to occur by operation of law, and no consent or approval of any other person shall be required in connection with any such transfer or vesting unless such consent or approval is specifically required in the event of merger or consolidation by law or express provision in any contract, agreement, decree, order, or other instrument to which NewSub2 or AssetCo is a party or by which either of them is bound. At and after the Effective Time, NewSub2 shall be responsible and liable for all debts, liabilities, and duties of AssetCo, including franchise taxes, if any, which may be enforced against NewSub2 to the same extent as if said debts, liabilities, and duties had been incurred or contracted by it. Neither the rights of creditors nor any liens upon the property of AssetCo or NewSub2 shall be impaired by the Merger.

     1.4 Certificate of Incorporation. The Certificate of Incorporation of NewSub2 before the merger, as amended by the Certificate of Ownership and Merger, attached hereto as Exhibit A-1 and Exhibit A-2, respectively, shall be and remain the Certificate of Incorporation of NewSub2 after the Effective Time, until the same shall thereafter be altered, amended, or repealed in accordance with law and the Certificate of Incorporation of NewSub2. The Certificate of Incorporation of NewSub2, as amended as aforesaid, changes the name of NewSub2 to Pioneer Natural Resources USA, Inc.

     1.5 Bylaws. The Bylaws of NewSub2 as in effect at the Effective Time shall be and remain the Bylaws of NewSub2 as the surviving corporation, until the same shall thereafter be altered, amended, or repealed in accordance with law, the Certificate of Incorporation of NewSub2 or such Bylaws.

                                   ARTICLE 2

                       EFFECT ON OUTSTANDING COMMON STOCK

     2.1 AssetCo Common Stock. At the Effective Time, all of the outstanding shares of common stock of AssetCo shall, without any action on the part of the holder thereof, be cancelled.

     2.2 NewSub2 Common Stock. At the Effective Time, each outstanding share of common stock of NewSub2 shall remain outstanding and shall continue to represent one share of common stock of NewSub2.

     2.3 Cancellation of Certificates of AssetCo Common Stock. At or after the Effective Time, Pioneer, as the sole holder of the shares of common stock of AssetCo that were outstanding immediately prior to the Effective Time, shall surrender to NewSub2 the certificate(s) that represented such holder's shares immediately prior to the Effective Time, and NewSub2 shall, upon receipt of such certificate(s), immediately cancel such certificate(s). Whether or not so surrendered, at and after the Effective Time, such certificate(s) shall be deemed for all purposes to have been cancelled and shall not evidence any right or interest in or claim against AssetCo or NewSub2.

                                   ARTICLE 3

                             OFFICERS AND DIRECTORS

     3.1 Directors. At the Effective Time, each of the persons who was serving as a director of NewSub2 immediately prior to the Effective Time shall continue to be a director of NewSub2 and each shall serve in such capacity until the next annual meeting of stockholders of NewSub2 and until his or her successor is elected and qualified or, if earlier, until his death, resignation, or removal from office.

     3.2 Officers. At the Effective Time, each of the persons who was serving as an officer of NewSub2 immediately prior to the Effective Time shall continue to be an officer of NewSub2 and shall continue to serve in such capacity at the pleasure of the Board of Directors of NewSub2 or, if earlier, until their respective death or resignation.

                                   ARTICLE 4

                                 MISCELLANEOUS

     4.1 Headings. The headings contained in this Merger Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Merger Agreement.

     4.2 Amendment. To the extent permitted by law, this Merger Agreement may be amended or supplemented at any time and in any respect, to the extent such amendment or supplement relates to the Merger, by action taken by the Boards of Directors of NewSub2 and AssetCo, if prior to the Effective Time, or by the Board of Directors of NewSub2, if on or after the Effective Time.

     4.3 Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Texas with respect to all matters except to the extent the laws of the State of Delaware apply to matters of corporate governance relating to NewSub2.

     4.4 Counterparts. This Merger Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     4.5 Liquidation. AssetCo and NewSub2 intend and agree that the Merger shall be treated as a liquidation of AssetCo into NewSub2 pursuant to Section 332 of the Internal Revenue Code of 1986, as amended, and shall make all declarations and filings necessary to accomplish such intent and liquidation.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Merger Agreement as of the date first written above.

                                            PIONEER ASSETCO, INC.

                                            By:    /s/ M. GARRETT SMITH
                                              ----------------------------------
                                                       M. Garrett Smith
                                                          President

                                            PIONEER NEWSUB2, INC.

                                            By:    /s/ M. GARRETT SMITH
                                              ----------------------------------
                                                       M. Garrett Smith
                                               Senior Vice President -- Finance

Exhibit A-1: Certificate of Incorporation of NewSub2
Exhibit A-2: Certificate of Ownership and Merger

                                  EXHIBIT A-1
                                       TO
                                   SCHEDULE I

                          CERTIFICATE OF INCORPORATION
                                       OF
                             PIONEER NEWSUB2, INC.

     FIRST: The name of the corporation is Pioneer NewSub2, Inc. (the "Corporation").

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, county of New Castle, Delaware 19801. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "General Corporation Law").

     FOURTH: The total number of shares of stock which the Corporation shall have the authority to issue is 1,000 shares of common stock, par value $.01 per share ("Common Stock").

     In the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation and upon any distribution of the assets of the Corporation in connection therewith, the holders of Common Stock shall be entitled to receive all the assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of Common Stock held by them.

     Each holder of Common Stock shall have one vote in respect of each share of Common Stock held by such holder on any matter submitted to the stockholders. Cumulative voting of shares of Common Stock is prohibited.

     FIFTH: The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that the grant of such authority shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal the Bylaws. The number of directors that shall constitute the whole Board of Directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the Bylaws of the Corporation. The election of directors need not be by written ballot, unless the Bylaws so provide. In addition to the authority and powers hereinabove or by statute conferred upon the directors, the directors are hereby authorized and empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the General Corporation Law, this Certificate of Incorporation and any Bylaws adopted by the stockholders of the Corporation; provided, however, that no Bylaws hereafter adopted by the stockholders of the Corporation shall invalidate any prior act of the directors that would have been valid if such Bylaws had not been adopted.

     SIXTH: No director of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director involving any act or omission of any such director; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under
Section 174 of the General Corporation Law, as the same exists or hereafter may be amended, or (d) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law is amended after the date of filing of this Certificate of Incorporation to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided for herein, shall be limited to the fullest extent permitted by the General Corporation Law as so amended. Any repeal or modification of this Article Sixth by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

     SEVENTH: The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law, as the same exists or hereafter may be amended.

     EIGHTH: The name and mailing address of the sole incorporator are as follows: Patricia F. Reilly, c/o Vinson & Elkins L.L.P., 3700 Trammell Crow Center, 2001 Ross Avenue, Dallas, Texas 75201.

     NINTH: The powers of the sole incorporator shall terminate upon the filing of this Certificate of Incorporation. The names and mailing addresses of the persons who are to serve as directors of the Corporation until the first annual meeting of stockholders or until their successors are elected and qualify are as follows:

NAME OF DIRECTOR                                               MAILING ADDRESS
----------------                                               ---------------
Scott D. Sheffield...........................   c/o Pioneer Natural Resources Company 1400
                                                Williams Square West 5205 North O'Connor
                                                Boulevard Irving, Texas 75039
Timothy L. Dove..............................   c/o Pioneer Natural Resources Company 1400
                                                Williams Square West 5205 North O'Connor
                                                Boulevard Irving, Texas 75039
Mark L. Withrow..............................   c/o Pioneer Natural Resources Company 1400
                                                Williams Square West 5205 North O'Connor
                                                Boulevard Irving, Texas 75039
M. Garrett Smith.............................   c/o Pioneer Natural Resources Company 1400
                                                Williams Square West 5205 North O'Connor
                                                Boulevard Irving, Texas 75039
Dennis E. Fagerstone.........................   c/o Pioneer Natural Resources Company 1400
                                                Williams Square West 5205 North O'Connor
                                                Boulevard Irving, Texas 75039

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Incorporation this 30th day of December, 1997.

                                            By:   /s/ PATRICIA F. REILLY
                                              ----------------------------------
                                                      Patricia F. Reilly
                                                         Incorporator

                                  EXHIBIT A-2
                                       TO
                                   SCHEDULE I

                      CERTIFICATE OF OWNERSHIP AND MERGER
                         WITH RESPECT TO THE MERGER OF
                             PIONEER ASSETCO, INC.
                              A TEXAS CORPORATION
                                 WITH AND INTO
                             PIONEER NEWSUB2, INC.
                             A DELAWARE CORPORATION

                        (Pursuant to Section 253 of the
               General Corporation Law of the State of Delaware)

                               December 30, 1997

     Pioneer AssetCo, Inc., a Texas corporation ("AssetCo"), for the purpose of merging AssetCo with and into Pioneer NewSub2, Inc., a Delaware corporation (the "Subsidiary"), hereby certifies as follows:

          FIRST: The name of AssetCo is Pioneer AssetCo, Inc., and AssetCo is incorporated under the laws of the State of Texas. The name of the Subsidiary is Pioneer NewSub2, Inc., and the Subsidiary is incorporated under the laws of the State of Delaware.

          SECOND: AssetCo owns all of the issued and outstanding capital stock of the Subsidiary.

          THIRD: Attached hereto as Exhibit A is a true and correct copy of the resolution adopted on December 30, 1997, by the Board of Directors of AssetCo approving the merger of AssetCo with and into the Subsidiary.

          FOURTH: The merger has been approved by Pioneer Natural Resources Company, a Delaware corporation and sole stockholder of AssetCo, by written consent thereof dated December 30, 1997, in accordance with the provisions of Sections 228(a) and 253(a) of the General Corporation Law of the State of Delaware.

          FIFTH: The name of the surviving corporation is Pioneer NewSub2, Inc., which, at the effective time of the merger, shall hereby be changed to Pioneer Natural Resources USA, Inc.

          SIXTH: The certificate of incorporation of the Subsidiary, as amended hereby, shall be the certificate of incorporation of the surviving corporation.

     IN WITNESS WHEREOF, AssetCo has caused this Certificate to be signed by its duly authorized officer on the date first above written.

                                            PIONEER ASSETCO, INC.

                                            By:    /s/ M. GARRETT SMITH
                                              ----------------------------------
                                                       M. Garrett Smith
                                                          President

                      CERTIFICATION OF NON-FOREIGN STATUS
                            FOR INDIVIDUAL PARTNERS

     Section 1446 of the Internal Revenue Code provides that a partnership must pay a withholding tax to the Internal Revenue Service with respect to a partner's allocable share of the partnership's effectively connected taxable
income, if the partner is a foreign person. To inform                (insert
name of partnership) that the provisions of section 1446 do not apply I,
               , hereby certify the following:

     1. I am not a nonresident alien for purposes of U.S. income taxation;

     2. My U.S. taxpayer identification number (social security number) is
                       ; and

     3. My home address is
     -----------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------

                  ------------------------------------------------------------ .

     I hereby agree that if I become a nonresident alien, I will notify the partnership within sixty (60) days of doing so, I understand that this certification may be disclosed to the Internal Revenue Service by the partnership and that any false statement I have made here could be punished by fine, imprisonment, or both.

     Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete.

     Executed this   day of                , 1999.

                                            ------------------------------------

                                            Printed Name:
                                            ------------------------------------

                      CERTIFICATION OF NON-FOREIGN STATUS
                         FOR PARTNERS THAT ARE ENTITIES

     Section 1446 of the Internal Revenue Code provides that a partnership must pay a withholding tax to the Internal Revenue Service with respect to a partner's allocable share of the partnership's effectively connected taxable
income, if the partner is a foreign person. To inform                (name of
partnership) that the provisions of section 1446 do not apply the undersigned
hereby certifies on behalf of                (name of entity) ("Partner") the
following:

     1. Partner is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2. Partner's U.S. employer identification number is                ; and

     3. Partner's office address is
     -----------------------------------------

                ----------------------------------------------------------------

                ----------------------------------------------------------------

              ---------------------------------------------------------------- .

     Partner hereby agrees to notify the partnership within sixty (60) days of the date Partner becomes a foreign person. Partner understands that this certification may be disclosed to the Internal Revenue Service by the partnership and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Partner.

     Executed this   day of           , 1999.

                                            By:
                                            ------------------------------------

                                            Name:
                                            ------------------------------------

                                            Title:
                                            ------------------------------------

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                            SUPPLEMENTAL INFORMATION

                                       OF

            PARKER & PARSLEY 82-I, LTD., A TEXAS LIMITED PARTNERSHIP

                                       TO

            PROXY STATEMENT DATED                             , 1999

                             ----------------------

       THE DATE OF THIS SUPPLEMENT IS                             , 1999
                             ----------------------

     This document contains important information specific to Parker & Parsley
82-I, Ltd. and supplements the proxy statement dated             , 1999, of
Pioneer Natural Resources USA, Inc., by which Pioneer USA is soliciting proxies to be voted at a special meeting of limited partners of the partnerships described in the proxy statement. The purpose of the special meeting is for you to vote upon the merger of Parker & Parsley 82-I, Ltd. with and into Pioneer USA that, if completed, will result in your receiving cash for your partnership interests.

     This supplement contains the following information concerning Parker & Parsley 82-I, Ltd.:

     - A table containing:

        -- the aggregate initial investment by the limited partners

        -- the aggregate historical limited partner distributions through June
           30, 1999

        -- the merger value per $1,000 limited partner investment as of June 30,
           1999

        -- the merger value per $1,000 limited partner investment as a multiple of distributions for the 12 months ended June 30, 1999

        -- the book value per $1,000 limited partner investment as of June 30, 1999 and as of December 31, 1998 and

        -- the ordinary tax loss per $1,000 limited partner investment in year of initial investment

     - Quarterly Report on Form 10-Q for the six months ended June 30, 1999

     - Annual Report on Form 10-K for the year ended December 31, 1998

     - Disclosures about the partnership's oil and gas producing activities

                          PARKER & PARSLEY 82-I, LTD.

                         SUPPLEMENTAL INFORMATION TABLE

Aggregate Initial Investment by the Limited Partners(a),
  (b).......................................................  $11,805
Aggregate Historical Limited Partner Distributions through
  June 30, 1999(a)..........................................  $11,189
Merger Value per $1,000 Limited Partner Investment as of
  June 30, 1999(c)..........................................  $ 34.99
Merger Value per $1,000 Limited Partner Investment as a
  Multiple of Distributions for the 12 Months ended June 30,
  1999(c)...................................................     8.29times
Book Value per $1,000 Limited Partner Investment:
  -- as of June 30, 1999(c).................................  $ 20.93
  -- as of December 31, 1998(c).............................  $ 26.37
Ordinary Tax Loss per $1,000 Limited Partner Investment in
  Year of Initial Investment(c), (d)........................  $   470

---------------

(a)  Stated in thousands.

(b)  Includes approximately $2,022,500 of assessment capital.

(c) Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

(d) Your ability to use your distributive share of the partnership's loss to offset your other income may have been subject to certain limitations at your level as a partner, and you may therefore wish to consult your tax advisor to determine the additional value, if any, actually realized by you in your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                          COMMISSION FILE NO. 2-75530A

                          PARKER & PARSLEY 82-I, LTD.
             (Exact name of Registrant as specified in its charter)

                    TEXAS                                        75-1825545
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

      Registrant's Telephone Number, including area code:  (915) 683-4768

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          PARKER & PARSLEY 82-I, LTD.

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
                    PART I. FINANCIAL INFORMATION

  ITEM 1. FINANCIAL STATEMENTS
       Balance Sheets as of June 30, 1999 and December 31,
        1998..................................................    3
       Statements of Operations for the three and six months
        ended June 30, 1999 and 1998..........................    4
       Statement of Partners' Capital for the six months ended
        June 30, 1999.........................................    5
       Statements of Cash Flows for the six months ended June
        30, 1999 and 1998.....................................    6
       Notes to Financial Statements..........................    7
  ITEM 2.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
         CONDITION AND RESULTS OF OPERATIONS..................    8

                      PART II. OTHER INFORMATION
  ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K....................   11
       27.1 Financial Data Schedule
       Signatures.............................................   12

                         PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                          PARKER & PARSLEY 82-I, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                     ASSETS

                                                               JUNE 30,     DECEMBER 31,
                                                                 1999           1998
                                                              -----------   ------------
                                                              (UNAUDITED)
Current assets:
  Cash......................................................  $    45,923   $    44,427
  Accounts receivable -- oil and gas sales..................       53,781        36,699
                                                              -----------   -----------
          Total current assets..............................       99,704        81,126
                                                              -----------   -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    9,884,775     9,885,470
Accumulated depletion.......................................   (9,573,517)   (9,492,068)
                                                              -----------   -----------
          Net oil and gas properties........................      311,258       393,402
                                                              -----------   -----------
                                                              $   410,962   $   474,528
                                                              ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
Current liabilities:
  Accounts payable -- affiliate.............................  $    17,968   $    12,288
Partners' capital:
  General partners..........................................      145,939       150,932
  Limited partners (4,891 interests)........................      247,055       311,308
                                                              -----------   -----------
                                                                  392,994       462,240
                                                              -----------   -----------
                                                              $   410,962   $   474,528
                                                              ===========   ===========

  The financial information included as of June 30, 1999 has been prepared by management
                without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 82-I, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                     THREE MONTHS ENDED     SIX MONTHS ENDED
                                                          JUNE 30,              JUNE 30,
                                                     -------------------   -------------------
                                                       1999       1998       1999       1998
                                                     --------   --------   --------   --------
Revenues:
  Oil and gas......................................  $101,099   $ 86,663   $186,502   $205,570
  Interest.........................................       529      1,202      1,037      2,519
  Gain on disposition of assets....................        --        199         --        199
                                                     --------   --------   --------   --------
                                                      101,628     88,064    187,539    208,288
                                                     --------   --------   --------   --------
Costs and expenses:
  Oil and gas production...........................    75,833    100,496    150,511    175,267
  General and administrative.......................     3,538      2,240      6,851      6,722
  Depletion........................................     7,995     29,095     81,449     55,636
                                                     --------   --------   --------   --------
                                                       87,366    131,831    238,811    237,625
                                                     --------   --------   --------   --------
Net income (loss)..................................  $ 14,262   $(43,767)  $(51,272)  $(29,337)
                                                     ========   ========   ========   ========
Allocation of net income (loss):
  General partners.................................  $  4,765   $ (6,611)  $   (601)  $    981
                                                     ========   ========   ========   ========
  Limited partners.................................  $  9,497   $(37,156)  $(50,671)  $(30,318)
                                                     ========   ========   ========   ========
  Net income (loss) per limited partnership
     interest......................................  $   1.94   $  (7.60)  $ (10.36)  $  (6.20)
                                                     ========   ========   ========   ========
  Distributions per limited partnership interest...  $   1.28   $   3.38   $   2.78   $  13.20
                                                     ========   ========   ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 82-I, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         STATEMENT OF PARTNERS' CAPITAL
                                  (UNAUDITED)

                                                             GENERAL     LIMITED
                                                             PARTNERS    PARTNERS     TOTAL
                                                             --------    --------    --------
Balance at January 1, 1999.................................  $150,932    $311,308    $462,240
  Distributions............................................    (4,392)    (13,582)    (17,974)
  Net loss.................................................      (601)    (50,671)    (51,272)
                                                             --------    --------    --------
Balance at June 30, 1999...................................  $145,939    $247,055    $392,994
                                                             ========    ========    ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 82-I, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                    JUNE 30,
                                                              --------------------
                                                                1999        1998
                                                              --------    --------
Cash flows from operating activities:
  Net loss..................................................  $(51,272)   $(29,337)
  Adjustments to reconcile net loss to net cash provided by
     operating activities:
     Depletion..............................................    81,449      55,636
     Gain on disposition of assets..........................        --        (199)
  Changes in assets and liabilities:
     Accounts receivable....................................   (17,082)     23,708
     Accounts payable.......................................     5,680      (2,360)
                                                              --------    --------
          Net cash provided by operating activities.........    18,775      47,448
                                                              --------    --------
Cash flows from investing activities:
  Additions to oil and gas properties.......................        --      (4,750)
  Proceeds from asset dispositions..........................       695      14,397
                                                              --------    --------
          Net cash provided by investing activities.........       695       9,647
                                                              --------    --------
Cash flows used in financing activities:
  Cash distributions to partners............................   (17,974)    (81,995)
                                                              --------    --------
Net increase (decrease) in cash.............................     1,496     (24,900)
Cash at beginning of period.................................    44,427      83,286
                                                              --------    --------
Cash at end of period.......................................  $ 45,923    $ 58,386
                                                              ========    ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 82-I, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 82-I, Ltd. (the "Partnership") is a limited partnership organized in 1982 under the laws of the State of Texas.

     The Partnership engages primarily in oil and gas exploration, development and production in Texas and New Mexico and is not involved in any industry segment other than oil and gas.

NOTE 2. BASIS OF PRESENTATION

     In the opinion of management, the unaudited financial statements of the Partnership as of June 30, 1999 and for the three and six months ended June 30, 1999 and 1998 include all adjustments and accruals consisting only of normal recurring accrual adjustments which are necessary for a fair presentation of the results for the interim period. These interim results are not necessarily indicative of results for a full year.

     Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in this Form 10-Q pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements should be read in conjunction with the financial statements and the notes thereto contained in the Partnership's Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, a copy of which is available upon request by writing to Rich Dealy, Vice President and Chief Accounting Officer, 5205 North O'Connor Boulevard, 1400 Williams Square West, Irving, Texas 75039-3746.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS(1)

RESULTS OF OPERATIONS

  Six months ended June 30, 1999 compared with six months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues decreased 9% to $186,502 from $205,570 for the six months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from lower average prices received, offset by an increase in production. For the six months ended June 30, 1999, 9,297 barrels of oil, 3,592 barrels of natural gas liquids ("NGLs") and 24,947 mcf of gas were sold, or 17,047 barrel of oil equivalents ("BOEs"). For the six months ended June 30, 1998, 9,753 barrels of oil, 2,988 barrels of NGLs and 23,991 mcf of gas were sold, or 16,740 BOEs.

     The average price received per barrel of oil decreased $1.29, or 9%, from $14.20 for the six months ended June 30, 1998 to $12.91 for the same period in 1999. The average price received per barrel of NGLs decreased $1.44, or 17%, from $8.43 for the six months ended June 30, 1998 to $6.99 for the same period in 1999. The average price received per mcf of gas decreased 5% from $1.74 during the six months ended June 30, 1998 to $1.66 in 1999. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received during the six months ended June 30, 1999.

     The volatility of commodity prices has had, and continues to have, a significant impact on the Partnership's revenues and operating cash flow and could result in additional decreases to the carrying value of the Partnership's oil and gas properties.

     A gain on disposition of assets of $199 was received during the six months ended June 30, 1998 from post closing adjustments received from the sale of eight oil and gas wells during 1997.

     Costs and Expenses:

     Total costs and expenses increased to $238,811 for the six months ended June 30, 1999 as compared to $237,625 for the same period in 1998, an increase of $1,186. This increase was attributable to higher depletion costs and general and administrative expenses ("G&A"), offset by a decline in production costs.

     Production costs were $150,511 for the six months ended June 30, 1999 and $175,267 for the same period in 1998 resulting in a $24,756 decrease, or 14%. This decrease was due to declines in well maintenance costs and production taxes.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A increased from $6,722 for the six months ended June 30, 1998 to $6,851 for the same period in 1999.

     Depletion was $81,449 for the six months ended June 30, 1999 compared to $55,636 for the same period in 1998. This represented an increase in depletion of $25,813, or 46%. This increase was the result of a combination of factors that included a decline in proved reserves during the period ended March 31, 1999 due to reserve revisions and lower commodity prices, offset by a reduction in the Partnership's net depletable basis from charges taken in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of " ("SFAS 121") during the fourth quarter of 1998 and a reduction in oil production of 456 barrels for the period ended June 30, 1999 compared to the same period in 1998.

  Three months ended June 30, 1999 compared with three months ended June 30,
  1998

     Revenues:

     The Partnership's oil and gas revenues increased 17% to $101,099 from $86,663 for the three months ended June 30, 1999 and 1998, respectively. The increase in revenues resulted from increases in production and higher average prices received. For the three months ended June 30, 1999, 4,285 barrels of oil, 1,840 barrels of NGLs and 12,774 mcf of gas were sold, or 8,254 BOEs. For the three months ended June 30, 1998, 4,429 barrels of oil, 957 barrels of NGLs and 8,265 mcf of gas were sold, or 6,764 BOEs.

     The average price received per barrel of oil increased 6%, from $13.39 for the three months ended June 30, 1998 to $14.21 for the same period in 1999. The average price received per barrel of NGLs increased 5% from $8.51 during the three months ended June 30, 1998 to $8.90 in 1999. The average price received per mcf of gas decreased 19% from $2.32 during the three months ended June 30, 1998 to $1.87 in 1999.

     A gain on disposition of assets of $199 was received during the three months ended June 30, 1998 from post closing adjustments received from the sale of eight oil and gas wells during 1997.

     Costs and Expenses:

     Total costs and expenses decreased to $87,366 for the three months ended June 30, 1999 as compared to $131,831 for the same period in 1998, a decrease of $44,465, or 34%. This decrease was due to declines in production costs and depletion, offset by an increase in G&A.

     Production costs were $75,833 for the three months ended June 30, 1999 and $100,496 for the same period in 1998 resulting in a $24,663 decrease, or 25%. This decrease was primarily due to a decline in well maintenance costs.

     During this period, G&A increased, in aggregate, 58% from $2,240 for the three months ended June 30, 1998 to $3,538 for the same period in 1999.

     Depletion was $7,995 for the three months ended June 30, 1999 compared to $29,095 for the same period in 1998, a decrease of $21,100, or 73%. This decrease was primarily attributable to an increase in proved reserves during the period ended June 30, 1999 as a result of higher commodity prices, a reduction in oil production of 144 barrels for the three months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1998.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $28,673 during the six months ended June 30, 1999 from the same period ended June 30, 1998. This decrease was due to a decline in oil and gas sales receipts, offset by decreases in production costs and G&A expenses paid.

  Net Cash Provided by Investing Activities

     The Partnership's principle investing activities during the six months ended June 30, 1998 were related to the additions of oil and gas equipment on active properties.

     Proceeds from asset dispositions of $695 were received during the six months ended June 30, 1999 primarily from equipment credits received on active properties. Proceeds of $14,397 were received during the same period in 1998 from the sale of properties during 1997.

  Net Cash Used in Financing Activities

     Cash was sufficient for the six months ended June 30, 1999 to cover distributions to the partners of $17,974 of which $4,392 was distributed to the general partners and $13,582 to the limited partners. For the same period ended June 30, 1998, cash was sufficient for distributions to the partners of $81,995 of which $17,433 was distributed to the general partners and $64,562 to the limited partners.

     From the third quarter of 1997 through the first quarter of 1999, there was a declining trend in oil and gas levels. During the first quarter of 1999, the Organization of Petroleum Exporting Countries and certain other crude oil exporting nations announced reductions in their planned export volumes. These announcements, together with early indications that the nations have initiated their planned reductions, have had some stabilizing effect on commodity prices during the latter part of the first quarter of 1999 and into August 1999. However, no assurances can be given that the stabilizing effect of these actions, or the planned reductions in export volumes, will be sustained for an extended period of time.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright, or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     As of June 30, 1999, the managing general partner estimates that the assessment phase is approximately 99% complete and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     Through June 30, 1999, the managing general partner had distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 52% of the inquiries.

     The remedial phase of the managing general partner's Year 2000 project is in varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of June 30, 1999, the managing general partner estimates that the remedial phase is approximately 83% complete, on a worldwide basis, subject to continuing evaluations of the responses to third party inquiries and to the testing phase results. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and has completed the testing of the system for Year 2000 compliance. The remediation of non-information technology is expected to be completed by October 1999. The managing general partner's Year 2000 remedial actions have not delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of information technology systems by October 1999. The testing of the non-information technology remediation is scheduled to be completed by the end of November 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. As of June 30, 1999, the managing general partner's total costs incurred on the Year 2000 problem were $2.3 million, of which approximately $200 thousand were incurred to replace non-compliant systems.

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the business continuity and contingency planning phase of the managing general partner's Year 2000 project, contingency plans were designed to mitigate the exposures to mission critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.
---------------

(1) "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements.

                           PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

  (a) Exhibits

     27.1 Financial Data Schedule

  (b) Reports on Form 8-K -- none

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARKER & PARSLEY 82-1, LTD.

                                            By: Pioneer Natural Resources USA,
                                                Inc.
                                                Managing General Partner

                                            By:       /s/ RICH DEALY
                                              ----------------------------------
                                                Rich Dealy, Vice President and
                                                   Chief Accounting Officer

Dated: August 10, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM 10-K

                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                          COMMISSION FILE NO. 2-75530A

                          PARKER & PARSLEY 82-I, LTD.
             (Exact name of Registrant as specified in its charter)

                    TEXAS                                       75-1825545
       (State or other jurisdiction of                       (I.R.S. Employer
       incorporation or organization)                     Identification Number)

  303 WEST WALL, SUITE 101, MIDLAND, TEXAS                         79701
  (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

        Securities registered pursuant to Section 12(b) of the Act: NONE

          Securities registered pursuant to Section 12(g) of the Act:
                LIMITED PARTNERSHIP INTERESTS ($2,000 PER UNIT)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

     No market currently exists for the limited partnership interests of the Registrant. Based on original purchase price the aggregate market value of limited partnership interests owned by non-affiliates of the Registrant is $8,593,500.

     As of March 8, 1999, the number of outstanding limited partnership interests was 4,891.

     The following documents are incorporated by reference into the indicated parts of this Annual Report on Form 10-K: NONE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Parts I and II of this Report contain forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements. See "Item 1. Business" for a description of various factors that could materially affect the ability of the Partnership to achieve the anticipated results described in the forward looking statements.

                                     PART I

ITEM 1. BUSINESS

     Parker & Parsley 82-I, Ltd. (the "Partnership") is a limited partnership organized in 1982 under the laws of the State of Texas. On August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership, joining the existing general partner, P&P Employees 82-I, Ltd. ("EMPL"), a Texas limited partnership whose general partner is Pioneer USA, and 4,891 limited partnership interests as of March 8, 1999. Prior to August 8, 1997, the Partnership's managing general partner and the general partner of EMPL was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership and the general partner of EMPL as PPDLP's successor by merger. For a more complete description of the Parker & Parsley and Mesa merger, see Pioneer's Registration Statement on Form S-4 as filed with the Securities and Exchange Commission.

     A Registration Statement, as amended, filed pursuant to the Securities Act of 1933, registering limited partnership interests aggregating $33,000,000 in a series of Texas limited partnerships formed under the Parker & Parsley 82 Drilling Program, was declared effective by the Securities and Exchange Commission on February 4, 1982. On June 1, 1982, the offering of limited partnership interests in the Partnership, the first partnership formed under such registration statement, was closed, with interests aggregating $9,782,000 being sold to 624 subscribers.

     The Partnership engages primarily in oil and gas exploration, development and production and is not involved in any industry segment other than oil and gas. See "Item 6. Selected Financial Data" and "Item 8. Financial Statements and Supplementary Data" of this report for a summary of the Partnership's revenue, income and identifiable assets.

     The principal markets during 1998 for the oil produced by the Partnership were refineries and oil transmission companies that have facilities near the Partnership's oil producing properties. The principal markets for the Partnership's gas were companies that have pipelines located near the Partnership's gas producing properties. Of the Partnership's total oil and gas revenues for 1998, approximately 65%, 13% and 10% were attributable to sales made to Genesis Crude Oil, L.P., GPM Gas Corporation and Western Gas Resources, Inc., respectively.

     The Partnership's revenues, profitability, cash flow and future rate of growth are highly dependent on the prevailing prices of oil and gas, which are affected by numerous factors beyond the Partnership's control. Oil and gas prices historically have been very volatile. A substantial or extended decline in the prices of oil or gas could have a material adverse effect on the Partnership's revenues, profitability and cash flow and could, under certain circumstances, result in a reduction in the carrying value of the Partnership's oil and gas properties.

     Because of the demand for oil and gas, the Partnership does not believe that the termination of the sales of its products to any one customer would have a material adverse impact on its operations. The loss of a particular customer for gas may have an effect if that particular customer has the only gas pipeline located in the areas of the Partnership's gas producing properties. The Partnership believes, however, that the effect would be temporary, until alternative arrangements could be made.

     Federal and state regulation of oil and gas operations generally includes the fixing of maximum prices for regulated categories of natural gas, the imposition of maximum allowable production rates, the taxation of income and other items, and the protection of the environment. Although the Partnership believes that its business operations do not impair environmental quality and that its costs of complying with any applicable environmental regulations are not currently significant, the Partnership cannot predict what, if any, effect these environmental regulations may have on its current or future operations.

     The Partnership does not have any employees of its own. Pioneer USA employs 818 persons, many of whom dedicated a part of their time to the conduct of the Partnership's business during the period for which this report is filed. Pioneer USA supplies all management functions.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves.

     No material part of the Partnership's business is seasonal and the Partnership conducts no foreign operations.

ITEM 2. PROPERTIES

     The Partnership's properties consist primarily of leasehold interests in properties on which oil and gas wells are located. Such property interests are often subject to landowner royalties, overriding royalties and other oil and gas leasehold interests.

     Fractional working interests in developmental and exploratory oil and gas prospects located in Texas and New Mexico were acquired by the Partnership, resulting in the Partnership's participation in the drilling of 34 oil and gas wells. There were six dry holes from previous periods, two wells plugged and abandoned and nine wells sold. At December 31, 1998, 17 wells were producing.

     For information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities for the years then ended, see Note 7 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" below. Such reserves have been estimated by the engineering staff of Pioneer USA with a review by Williamson Petroleum Consultants, Inc., an independent petroleum consultant.

ITEM 3. LEGAL PROCEEDINGS

     The Partnership from time to time is a party to various legal proceedings incidental to its business involving claims in oil and gas leases or interests, other claims for damages in amounts not in excess of 10% of its current assets and other matters, none of which Pioneer believes to be material to the Partnership.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to a vote of security holders during the fourth quarter of 1998.

                                    PART II

ITEM 5. MARKET FOR PARTNERSHIP'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     At March 8, 1999, the Partnership had 4,891 outstanding limited partnership interests held of record by 612 subscribers. There is no established public trading market for the limited partnership interests. Under the limited partnership agreement, Pioneer USA has made certain commitments to purchase partnership interests at a computed value.

     Revenues which, in the sole judgement of the managing general partner, are not required to meet the Partnership's obligations are distributed to the partners at least quarterly in accordance with the limited partnership agreement. During the years ended December 31, 1998 and 1997, distributions of $95,712 and $231,378, respectively, were made to the limited partners.

ITEM 6. SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the years ended December 31:

                                    1998         1997         1996          1995         1994
                                  ---------   ----------   ----------    ----------   ----------
OPERATING RESULTS:
  Oil and gas sales.............  $ 392,883   $  608,207   $  710,173    $  613,929   $  636,470
                                  =========   ==========   ==========    ==========   ==========
  Litigation settlement, net....  $      --   $       --   $   43,618    $       --   $       --
                                  =========   ==========   ==========    ==========   ==========
  Impairment of oil and gas
     properties.................  $ 294,610   $  165,201   $    2,277    $   20,719   $       --
                                  =========   ==========   ==========    ==========   ==========
  Net income (loss).............  $(563,993)  $  (60,847)  $  312,582    $   34,081   $  102,033
                                  =========   ==========   ==========    ==========   ==========
  Allocation of net income
     (loss):
     General partners...........  $ (49,472)  $   31,736   $   92,811    $   35,122   $   45,462
                                  =========   ==========   ==========    ==========   ==========
     Limited partners...........  $(514,521)  $  (92,583)  $  219,771    $   (1,041)  $   56,571
                                  =========   ==========   ==========    ==========   ==========
  Limited partners' net income
     (loss) per limited
     partnership interest.......  $ (105.20)  $   (18.93)  $    44.93    $     (.21)  $    11.57
                                  =========   ==========   ==========    ==========   ==========
  Limited partners' cash
     distributions per limited
     partnership interest.......  $   19.57   $    47.31   $    51.40(a) $    40.96   $    31.92
                                  =========   ==========   ==========    ==========   ==========
AT YEAR END:
  Total assets..................  $ 474,528   $1,158,135   $1,526,765    $1,585,711   $1,786,274
                                  =========   ==========   ==========    ==========   ==========

---------------

(a) Including litigation settlement per limited partnership interest of $6.96 in 1996.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  1998 compared to 1997

     The Partnership's 1998 oil and gas revenues decreased 35% to $392,883 from $608,207 in 1997. The decrease in revenues resulted from lower average prices received. In 1998, 19,150 barrels of oil, 6,748 barrels of natural gas liquids ("NGLs") and 48,971 mcf of gas were sold, or 34,060 barrel of oil equivalents ("BOEs"). In 1997, 20,742 barrels of oil, 2,902 barrels of NGLs and 66,728 mcf of gas were sold, or 34,765 BOEs. Due to the decline characteristics of the Partnership's oil and gas properties, management expects a certain amount of decline in production in the future until the Partnership's economically recoverable reserves are fully depleted.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. Effective September 30, 1997, as a result of the merger with Mesa, the managing general accounts for processed natural gas production in two components: natural gas liquids and dry residue gas. As a result of the change in the managing general partner's policy, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, separate product volumes will not be comparable for periods prior to September 30, 1997. Also, prices for gas products will not be comparable as the price per mcf for natural gas for the year ended December 31, 1998 is the price received for dry residue gas and the price per mcf for natural gas produced prior to October 1997 was presented as a price for wet gas (i.e., natural gas liquids combined with dry residue gas).

     The average price received per barrel of oil decreased $6.36, or 32%, from $19.68 in 1997 to $13.32 in 1998. The average price received per barrel of NGLs decreased $5.14, or 42%, from $12.34 in 1997 to $7.20 in 1998. The average price received per mcf of gas decreased 26% from $2.46 in 1997 to $1.82 in 1998. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1998.

     A gain on disposition of assets of $199 was recognized during 1998 from post closing adjustments received from the sale of eight oil and gas wells during 1997. A gain on disposition of assets of $3,621 recognized during 1997 was comprised of $3,174 in equipment credits received on two fully depleted wells and a $447 gain from the sale of eight oil and gas wells.

     Total costs and expenses increased in 1998 to $961,319 as compared to $678,703 in 1997, an increase of $282,616, or 42%. The increase was primarily due to increases in depletion and the impairment of oil and gas properties, offset by declines in general and administrative expenses ("G&A") and production costs.

     Production costs were $336,406 in 1998 and $339,942 in 1997, resulting in a $3,536 decrease. The decrease was due to a decline in production taxes and lease operating expenses due to the sale of eight oil and gas wells during the fourth quarter of 1997, offset by an increase in well maintenance costs incurred in an effort to stimulate well production.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 35% from $22,386 in 1997 to $14,542 in 1998. The Partnership paid the managing general partner $11,786 in 1998 and $18,246 in 1997 for G&A incurred on behalf of the Partnership. G&A is allocated, in part, to the Partnership by the managing general partner. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the managing general partner reviews the Partnership's oil and gas properties for impairment whenever events or circumstances indicate a decline in the recoverability of the carrying value of the Partnership's assets may have occurred. Declining commodity prices prompted impairment reviews in 1998 and 1997. As a result of the review and evaluation of its long-lived assets for impairment, the Partnership recognized non-cash charges of $294,610 and $165,201 related to its oil and gas properties during 1998 and 1997, respectively.

     Depletion was $315,761 in 1998 compared to $151,174 in 1997, representing an increase of $164,587. This increase was the result of a combination of factors that included a decline in proved reserves during 1998 due to the lower commodity prices, offset by a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1997 and a reduction in oil production of 1,592 barrels for the period ended December 31, 1998 compared to the same period in 1997.

  1997 compared to 1996

     The Partnership's 1997 oil and gas revenues decreased 14% to $608,207 from $710,173 in 1996. The decrease in revenues resulted from declines in production and lower average prices received. In 1997, 20,742 barrels of oil, 2,902 barrels of NGLs and 66,728 mcf of gas were sold, or 34,765 BOEs. In 1996, 22,544 barrels of oil and 85,404 mcf of gas were sold, or 36,778 BOEs.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. As is described above in "Results of Operations -- 1998 compared to 1997", the Partnership changed its method of accounting for processed natural gas to a dry gas basis in the fourth quarter of 1997. As a result of this change, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, 1997 and 1996 separate product volumes are not comparable.

     The decreases in production volumes were primarily due to the normal decline characteristics of the Partnership's oil and gas properties.

     The average price received per barrel of oil decreased $2.27, or 10%, from $21.95 in 1996 to $19.68 in 1997. The average price received per barrel of NGLs during 1997 was $12.34. The average price received per mcf of gas decreased from $2.52 in 1996 to $2.46 in 1997.

     As is described in "Results of Operations -- 1998 compared to 1997", gain on disposition of assets of $3,621 was recognized during 1997 from equipment credits received on two fully depleted wells plugged and abandoned in 1997 and a gain on the sale of oil and gas wells.

     On April 29, 1996, Southmark Corporation, Pioneer USA and the Partnership entered into a final $7.4 million settlement agreement with Jack N. Price resolving all outstanding litigation between the parties. As a result, all of the pending lawsuits and judgments have been dismissed, the supersedeas bond released, and the Reserve released as collateral. On June 28, 1996, a final distribution was made to the working interest owners of $43,618 which included $34,033, or $6.96 per limited partnership interest, to the Partnership and its partners.

     Total costs and expenses increased in 1997 to $678,703 as compared to $446,662 in 1996, an increase of $232,041, or 52%. The increase was primarily due to increases in the impairment of oil and gas properties, depletion and production costs, offset by a decrease in G&A.

     Production costs were $339,942 in 1997 and $316,410 in 1996, resulting in a $23,532 increase, or 7%. The increase was due to an increase in well maintenance costs.

     During this period, G&A decreased, in aggregate, 5% from $23,688 in 1996 to $22,386 in 1997. The Partnership paid the managing general partner $18,246 in 1997 and $21,308 in 1996 for G&A incurred on behalf of the Partnership.

     The Partnership recognized non-cash SFAS 121 impairment provisions of $165,201 and $2,277 related to its proved oil and gas properties during the fourth quarters of 1997 and 1996, respectively.

     Depletion was $151,174 in 1997 compared to $104,287 in 1996, representing an increase of $46,887, or 45%. This increase was the result of a decline in oil reserves during 1997 due to the lower commodity prices.

IMPACT OF INFLATION AND CHANGING PRICES ON SALES AND NET INCOME

     Inflation impacts the fixed overhead rate charges of the lease operating expenses for the Partnership. During 1998, the annual change in the index of average weekly earnings of crude petroleum and gas production workers issued by the U.S. Department of Labor, Bureau of Labor Statistics increased (effective April 1, 1998) 10.3%. The 1997 annual change in average weekly earnings increased by 2%. The 1996 index increased 4.1%. The impact of inflation for other lease operating expenses is small due to the current economic condition of the oil industry.

     The oil and gas industry experienced volatility during the past decade because of the fluctuation of the supply of most fossil fuels relative to the demand for such products and other uncertainties in the world energy markets causing significant fluctuations in oil and gas prices. During 1998, the price per barrel for oil production similar to the Partnership's ranged from approximately $9.50 to $15.50. During most of 1997 and 1996, the Partnership benefitted from higher oil prices as compared to previous years. However, during the fourth quarter of 1997, oil prices began a downward trend that has continued into March 1999. On March 8, 1999, the market price for West Texas intermediate crude was $11.00 per barrel. A continuation of the current commodity price environment will continue to have an adverse effect on the Partnership's revenues, operating cash flow and distributions and could result in additional decreases in the carrying value of the Partnership's oil and gas properties.

     Prices for natural gas are subject to ordinary seasonal fluctuations, and this volatility of natural gas prices may result in production being curtailed and, in some cases, wells being completely shut-in.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $209,294 during the year ended December 31, 1998 from 1997. This decrease was primarily due to a decline in oil and gas sales receipts, offset by a decline in G&A expenses paid.

  Net Cash Provided by Investing Activities

     The Partnership's principle investing activities during 1998 and 1997 were related to the replacement of oil and gas equipment on various oil and gas properties.

     Proceeds from asset dispositions of $14,397 were received during 1998 from the sale of properties during 1997. During 1997, $18,068 were received, of which $14,198 was received from the sale of eight oil and gas wells, $696 from the disposal of oil and gas equipment on one fully depleted well included in the sale and $3,174 from the disposal of equipment on one fully depleted well plugged and abandoned during 1997.

  Net Cash Used in Financing Activities

     Cash was sufficient in 1998 for distributions to the partners of $116,427 of which $20,715 was distributed to the general partners and $95,712 to the limited partners. In 1997, cash was sufficient for distributions to the partners of $306,509 of which $75,131 was distributed to the general partners and $231,378 to the limited partners.

     The current commodity price environment will continue to impact the distributions and could result in limited or no distributions to the partners.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     The assessment phase of the managing general partner's Year 2000 project is at varying stages of completion as it pertains to information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the assessment phase is approximately 86% complete, on a worldwide basis, and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     The managing general partner expects to complete the assessment phase of its Year 2000 project by the end of the first quarter of 1999 but is being delayed by limited responses received on inquiries made of third party businesses. To date, the managing general partner has distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 37% of those inquiries.

     The remedial phase of the managing general partner's Year 2000 project is also at varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the remedial phase is approximately 54% complete, on a worldwide basis, subject to the continuing results of the third party inquiry assessments and the testing phase. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and is currently testing this system for Year 2000 compliance. The remediation of non-information technology is expected to be completed during July 1999. The managing general partner's Year 2000 remedial actions have not significantly delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of the Artesia system upgrades by March 1999 and all other information technology systems and non-information technology remediation by the end of the third quarter of 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. The managing general partner intends to use its working capital to pay for the costs of the Year 2000 projects. As of December 31, 1998, the managing general partner's total costs incurred on the Year 2000 problem were $1.8 million, of which $200 thousand were incurred to replace non-compliant systems. The managing general partner will allocate a portion of the costs of the Year 2000 programming charges to the Partnership in accordance with the general and administration allocation. (See Note 2 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".)

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the assessment phase of the managing general partner's Year 2000 project, contingency plans are being designed to mitigate the exposures to mission-critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

                                                               PAGE
                                                               ----
Financial Statements of Parker & Parsley 82-I, Ltd:
  Independent Auditors' Report -- Ernst & Young LLP.........    10
  Independent Auditors' Report -- KPMG LLP..................    11
  Balance Sheets as of December 31, 1998 and 1997...........    12
  Statements of Operations for the Years Ended December 31,
     1998, 1997 and 1996....................................    13
  Statements of Partners' Capital for the Years Ended
     December 31, 1998, 1997 and 1996.......................    14
  Statements of Cash Flows for the Years Ended December 31,
     1998, 1997 and 1996....................................    15
  Notes to Financial Statements.............................    16

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 82-I, Ltd.
(A Texas Limited Partnership):

     We have audited the balance sheet of Parker & Parsley 82-I, Ltd. as of December 31, 1998, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 82-I, Ltd. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

Dallas, Texas
March 15, 1999

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 82-I, Ltd.
(A Texas Limited Partnership):

     We have audited the financial statements of Parker & Parsley 82-I, Ltd. as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 82-I, Ltd. as of December 31, 1997, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Midland, Texas
March 20, 1998

                          PARKER & PARSLEY 82-I, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                  DECEMBER 31

                                     ASSETS

                                                                 1998          1997
                                                              -----------   -----------
Current assets:
  Cash......................................................  $    44,427   $    83,286
  Accounts receivable:
     Oil and gas sales......................................       36,699        63,698
     Other..................................................           --        14,198
                                                              -----------   -----------
          Total current assets..............................       81,126       161,182
                                                              -----------   -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    9,885,470     9,878,650
Accumulated depletion.......................................   (9,492,068)   (8,881,697)
                                                              -----------   -----------
          Net oil and gas properties........................      393,402       996,953
                                                              -----------   -----------
                                                              $   474,528   $ 1,158,135
                                                              ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $    12,288   $    15,475
Partners' capital:
  General partners..........................................      150,932       221,119
  Limited partners (4,891 interests)........................      311,308       921,541
                                                              -----------   -----------
                                                                  462,240     1,142,660
                                                              -----------   -----------
                                                              $   474,528   $ 1,158,135
                                                              ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 82-I, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31

                                                                1998        1997       1996
                                                              ---------   --------   --------
Revenues:
  Oil and gas...............................................  $ 392,883   $608,207   $710,173
  Interest..................................................      4,244      6,028      5,453
  Gain on disposition of assets.............................        199      3,621         --
  Litigation settlement.....................................         --         --     43,618
                                                              ---------   --------   --------
                                                                397,326    617,856    759,244
                                                              ---------   --------   --------
Costs and expenses:
  Oil and gas production....................................    336,406    339,942    316,410
  General and administrative................................     14,542     22,386     23,688
  Impairment of oil and gas properties......................    294,610    165,201      2,277
  Depletion.................................................    315,761    151,174    104,287
                                                              ---------   --------   --------
                                                                961,319    678,703    446,662
                                                              ---------   --------   --------
Net income (loss)...........................................  $(563,993)  $(60,847)  $312,582
                                                              =========   ========   ========
Allocation of net income (loss):
  General partners..........................................  $ (49,472)  $ 31,736   $ 92,811
                                                              =========   ========   ========
  Limited partners..........................................  $(514,521)  $(92,583)  $219,771
                                                              =========   ========   ========
Net income (loss) per limited partnership interest..........  $ (105.20)  $ (18.93)  $  44.93
                                                              =========   ========   ========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 82-I, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                        STATEMENTS OF PARTNERS' CAPITAL

                                                            GENERAL     LIMITED
                                                            PARTNERS    PARTNERS      TOTAL
                                                            --------   ----------   ----------
Partners' capital at January 1, 1996......................  $258,529   $1,277,125   $1,535,654
  Distributions...........................................   (86,826)    (251,394)    (338,220)
  Net income..............................................    92,811      219,771      312,582
                                                            --------   ----------   ----------
Partners' capital at December 31, 1996....................   264,514    1,245,502    1,510,016
  Distributions...........................................   (75,131)    (231,378)    (306,509)
  Net income (loss).......................................    31,736      (92,583)     (60,847)
                                                            --------   ----------   ----------
Partners' capital at December 31, 1997....................   221,119      921,541    1,142,660
  Distributions...........................................   (20,715)     (95,712)    (116,427)
  Net loss................................................   (49,472)    (514,521)    (563,993)
                                                            --------   ----------   ----------
Partners' capital at December 31, 1998....................  $150,932   $  311,308   $  462,240
                                                            ========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 82-I, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998        1997        1996
                                                            ---------   ---------   ---------
Cash flows from operating activities:
  Net income (loss).......................................  $(563,993)  $ (60,847)  $ 312,582
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Impairment of oil and gas properties.................    294,610     165,201       2,277
     Depletion............................................    315,761     151,174     104,287
     Gain on disposition of assets........................       (199)     (3,621)         --
  Changes in assets and liabilities:
     Accounts receivable..................................     26,999      28,652     (43,962)
     Accounts payable.....................................     (3,187)     (1,274)    (34,164)
                                                            ---------   ---------   ---------
          Net cash provided by operating activities.......     69,991     279,285     341,020
                                                            ---------   ---------   ---------
Cash flows from investing activities:
  Additions to oil and gas properties.....................     (6,820)     (2,089)         --
  Proceeds from asset dispositions........................     14,397      18,068       7,841
                                                            ---------   ---------   ---------
          Net cash provided by investing activities.......      7,577      15,979       7,841
                                                            ---------   ---------   ---------
Cash flows from financing activities:
  Cash distributions to partners..........................   (116,427)   (306,509)   (338,220)
                                                            ---------   ---------   ---------
Net increase (decrease) in cash...........................    (38,859)    (11,245)     10,641
Cash at beginning of year.................................     83,286      94,531      83,890
                                                            ---------   ---------   ---------
Cash at end of year.......................................  $  44,427   $  83,286   $  94,531
                                                            =========   =========   =========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 82-I, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 82-I, Ltd. (the "Partnership") is a limited partnership organized in 1982 under the laws of the State of Texas. On August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership, joining the existing general partner, P&P Employees 82-I, Ltd. ("EMPL"), a Texas limited partnership whose general partner is Pioneer USA, and 4,891 limited partnership interests as of March 8, 1999. Prior to August 8, 1997, the Partnership's managing general partner and the general partner of EMPL was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership and the general partner of EMPL as PPDLP's successor by merger.

     The Partnership engages primarily in oil and gas exploration, development and production in Texas and New Mexico and is not involved in any industry segment other than oil and gas.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Oil and gas properties -- The Partnership utilizes the successful efforts method of accounting for its oil and gas properties and equipment. Under this method, all costs associated with productive wells and nonproductive development wells are capitalized while nonproductive exploration costs are expensed. Capitalized costs relating to proved properties are depleted using the unit-of-production method on a property-by-property basis based on proved oil (dominant mineral) reserves as determined by the engineering staff of Pioneer USA, the Partnership's managing general partner, and reviewed by independent petroleum consultants. The carrying amounts of properties sold or otherwise disposed of and the related allowances for depletion are eliminated from the accounts and any gain or loss is included in operations.

     Impairment of long-lived assets -- In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the Partnership reviews its long-lived assets to be held and used on an individual property basis, including oil and gas properties accounted for under the successful efforts method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows is less than the carrying amount of the assets. In this circumstance, the Partnership recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

     Use of estimates in the preparation of financial statements -- Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Net income (loss) per limited partnership interest -- The net income (loss) per limited partnership interest is calculated by using the number of outstanding limited partnership interests.

                          PARKER & PARSLEY 82-I, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Income taxes -- A Federal income tax provision has not been included in the financial statements as the income of the Partnership is included in the individual Federal income tax returns of the respective partners.

     Statements of cash flows -- For purposes of reporting cash flows, cash includes depository accounts held by banks.

     General and administrative expenses -- General and administrative expenses are allocated in part to the Partnership by the managing general partner or its affiliates. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     Reclassifications -- Certain reclassifications may have been made to the 1997 and 1996 financial statements to conform to the 1998 financial statement presentation.

     Environmental -- The Partnership is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Partnership to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of cash payments for the liability or component are fixed or reliably determinable. No such liabilities have been accrued as of December 31, 1998.

     Revenue recognition -- The Partnership uses the entitlements method of accounting for crude oil and natural gas revenues.

     Reporting comprehensive income -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") establishes standards for the reporting and display of comprehensive income (loss) and its components in a full set of general purpose financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Partnership has no items of other comprehensive income (loss), as defined by SFAS No. 130. Consequently, the provisions of SFAS No. 130 do not apply to the Partnership.

NOTE 3. IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS 121, the Partnership reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of the carrying value of the Partnership's oil and gas properties. Based upon a decline in the Partnership's outlook for future commodity prices, the Partnership has estimated the expected future cash flows of its oil and gas properties as of December 31, 1998, 1997 and 1996, and compared such estimated future cash flows to the respective carrying amount of the oil and gas properties to determine if the carrying amounts were likely to be recoverable. For those proved oil and gas properties for which the carrying amount exceeded the estimated future cash flows, an impairment was determined to exist; therefore, the Partnership adjusted the carrying amount of those oil and gas properties to their fair value as determined by discounting their expected future cash flows at a discount rate commensurate with the risks involved in the industry. As a result, the Partnership recognized non-cash impairment provisions of $294,610, $165,201 and $2,277 related to its proved oil and gas properties during 1998, 1997 and 1996, respectively.

                          PARKER & PARSLEY 82-I, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. INCOME TAXES

     The financial statement basis of the Partnership's net assets and liabilities was $549,986 less than the tax basis at December 31, 1998.

     The following is a reconciliation of net income (loss) per statements of operations with the net income per Federal income tax returns for the years ended December 31:

                                                        1998        1997       1996
                                                      ---------   --------   --------
Net income (loss) per statements of operations......  $(563,993)  $(60,847)  $312,582
Depletion and depreciation provisions for tax
  reporting purposes less than amounts for financial
  reporting purposes................................    312,201    150,206    100,718
Impairment of oil and gas properties for financial
  reporting purposes................................    294,610    165,201      2,277
Gain on disposition of assets.......................       (116)    14,447      7,232
Other, net..........................................        786     (6,327)       659
                                                      ---------   --------   --------
          Net income per Federal income tax
            returns.................................  $  43,488   $262,680   $423,468
                                                      =========   ========   ========

NOTE 5. OIL AND GAS PRODUCING ACTIVITIES

     The following is a summary of the costs incurred, whether capitalized or expensed, related to the Partnership's oil and gas producing activities for the years ended December 31:

                                                             1998     1997     1996
                                                            ------   ------   -------
Development costs.........................................  $6,820   $1,855   $(6,985)
                                                            ======   ======   =======

     Capitalized oil and gas properties consist of the following:

                                                                1998          1997
                                                             -----------   -----------
Proved properties:
  Property acquisition costs...............................  $   360,899   $   360,899
  Completed wells and equipment............................    9,524,571     9,517,751
                                                             -----------   -----------
                                                               9,885,470     9,878,650
Accumulated depletion......................................   (9,492,068)   (8,881,697)
                                                             -----------   -----------
          Net capitalized costs............................  $   393,402   $   996,953
                                                             ===========   ===========

NOTE 6. RELATED PARTY TRANSACTIONS

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $150,391   $146,626   $137,520
Reimbursement of general and administrative
  expenses...........................................  $ 11,786   $ 18,246   $ 21,308

                          PARKER & PARSLEY 82-I, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Pioneer USA, EMPL and the Partnership are parties to the Partnership agreement. EMPL is a limited partnership in which Pioneer USA owns 77.5% and the remaining portion is owned by former affiliates. In addition, Pioneer USA owned 594 limited partner interests at January 1, 1999.

     The costs and revenues of the Partnership are allocated as follows:

                                                              GENERAL    LIMITED
                                                              PARTNERS   PARTNERS
                                                              --------   --------
Revenues:
  Proceeds from property dispositions prior to cost
     recovery...............................................     10%        90%
  All other Partnership revenues............................     25%        75%
Costs and expenses:
  Lease acquisition costs, drilling and completion costs....     10%        90%
  Operating costs, direct costs and general and
     administrative expenses................................     25%        75%

NOTE 7. OIL AND GAS INFORMATION (UNAUDITED)

     The following table presents information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities during the years then ended. Due to a change in the accounting policy of the managing general partner in 1997, the Partnership began accounting for processed natural gas production in two components: processed natural gas liquids ("NGLs") and dry residue gas. NGLs are reflected in "Oil and NGLs" in the table below. All of the Partnership's reserves are proved developed and located within the United States. The Partnership's reserves are based on an evaluation prepared by the engineering staff of Pioneer USA and reviewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant, using criteria established by the Securities and Exchange Commission. Reserve value information is available to limited partners pursuant to the Partnership agreement and, therefore, is not presented.

                                                              OIL AND NGLS      GAS
                                                                 (BBLS)        (MCF)
                                                              ------------   ---------
Net proved reserves at January 1, 1996......................     335,301     1,294,119
Revisions...................................................     (30,088)     (179,795)
Production..................................................     (22,544)      (85,404)
                                                                --------     ---------
Net proved reserves at December 31, 1996....................     282,669     1,028,920
Revisions...................................................      68,237      (494,786)
Sale of reserves............................................      (5,785)      (19,359)
Production..................................................     (23,644)      (66,728)
                                                                --------     ---------
Net proved reserves at December 31, 1997....................     321,477       448,047
Revisions...................................................    (230,755)     (305,609)
Production..................................................     (25,898)      (48,971)
                                                                --------     ---------
Net proved reserves at December 31, 1998....................      64,824        93,467
                                                                ========     =========

     As of December 31, 1998, the estimated present value of future net revenues of proved reserves, calculated using December 31, 1998 prices of $10.35 per barrel of oil, $6.09 per barrel of NGLs and $1.48 per mcf of gas, discounted at 10% was approximately $66,000 and undiscounted was $77,000.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves. The

                          PARKER & PARSLEY 82-I, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

Partnership emphasizes that reserve estimates are inherently imprecise and, accordingly, the estimates are expected to change as future information becomes available.

NOTE 8. MAJOR CUSTOMERS

     The following table reflects the major customers of the Partnership's oil and gas sales (a major customer is defined as a customer whose sales exceed 10% of total sales) during the years ended December 31:

                                                              1998   1997   1996
                                                              ----   ----   ----
Genesis Crude Oil, L.P. ....................................  65%    65%    67%
GPM Gas Corporation.........................................  13%    10%    10%
Western Gas Resources, Inc. ................................  10%     9%     8%

     At December 31, 1998, the amounts receivable from Genesis Crude Oil, L.P., GPM Gas Corporation and Western Gas Resources, Inc. were $13,887, $10,238 and $6,244, respectively, which are included in the caption "Accounts receivable -- oil and gas sales" in the accompanying Balance Sheet.

     The Partnership's share of oil and gas production is sold to various purchasers. Pioneer USA is of the opinion that the loss of any one purchaser would not have an adverse effect on the ability of the Partnership to sell its oil and gas production.

NOTE 9. ORGANIZATION AND OPERATIONS

     The Partnership was organized June 1, 1982 as a limited partnership under the Texas Uniform Limited Partnership Act for the purpose of acquiring and developing oil and gas properties. The following is a brief summary of the more significant provisions of the limited partnership agreement:

          General partners -- The general partners of the Partnership are Pioneer USA and EMPL. Pioneer USA, the managing general partner, has the power and authority to manage, control and administer all Partnership affairs. As managing general partner and operator of the Partnership's properties, all production expenses are incurred by Pioneer USA and billed to the Partnership and a portion of revenue is initially received by Pioneer USA prior to being paid to the Partnership.

          Limited partner liability -- The maximum amount of liability of any limited partner is the total contributions of such partner plus his share of any undistributed profits.

          Initial capital contributions -- The limited partners entered into subscription agreements for aggregate capital contributions of $9,782,000. During 1985, the Partnership received a total of $1,372,500 from its limited partners in response to an assessment called by the general partner. Additionally, $650,000 was contributed by the managing general partner for limited partnership interests on unpaid assessments of which $500,000 was paid in 1985 and $150,000 in 1986. The general partners are required to contribute amounts equal to 10% of Partnership expenditures for lease acquisition, drilling and completion and 25% of direct, general and administrative and operating expenses, and by agreement must maintain a calculated minimum capital balance.

ITEM 9.CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP

     The Partnership does not have any officers or directors. Under the limited partnership agreement, the Partnership's managing general partner, Pioneer USA, is granted the exclusive right and full authority to manage, control and administer the Partnership's business.

     Set forth below are the names, ages and positions of the directors and executive officers of Pioneer USA. Directors of Pioneer USA are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

                                          AGE AT
                                       DECEMBER 31,
NAME                                       1998                        POSITION
----                                   ------------                    --------
Scott D. Sheffield...................       46        President and Director
Timothy L. Dove......................       42        Executive Vice President and Director
Dennis E. Fagerstone.................       49        Executive Vice President and Director
Mark L. Withrow......................       51        Executive Vice President, General Counsel
                                                      and Director
M. Garrett Smith.....................       37        Executive Vice President, Chief Financial
                                                        Officer and Director
Mel Fischer(a).......................       64        Executive Vice President
Lon C. Kile..........................       43        Executive Vice President
Rich Dealy...........................       32        Vice President and Chief Accounting
                                                      Officer

---------------

(a) Mr. Fischer was a director and officer until his retirement from Pioneer and Pioneer USA on February 15, 1999.

     Scott D. Sheffield. Mr. Sheffield is a distinguished graduate of The University of Texas with a B.S. in Petroleum Engineering. Since August 1997, he has served as President, Chief Executive Officer and a director of Pioneer and President and a director of Pioneer USA. Mr. Sheffield was the President and a director of Parker & Parsley from May 1990 until August 1997 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley from October 1990 until August 1997. He was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. He served as Vice President -- Engineering of PPDC from September 1981 until April 1985 when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove became Executive Vice President -- Business Development of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Prior to joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp, in various capacities in international exploration and production, marketing, refining and marketing and planning and development. Mr. Dove earned a B.S. in Mechanical

Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. He served as Executive Vice President and Chief Operating Officer of Mesa from March 1, 1997 until August 1997. From October 1996 to February 1997, Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa and from May 1991 to October 1996, he served as Vice President -- Exploration and Production of Mesa. From June 1988 to May 1991, Mr. Fagerstone served as Vice President -- Operations of Mesa.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a B. S. in Accounting and Texas Tech University with a Juris Doctorate degree, became Executive Vice President, General Counsel and Secretary of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Withrow was Vice President -- General Counsel of Parker & Parsley from January 1991, when he joined Parker & Parsley, to January 1995, when he was appointed Senior Vice President -- General Counsel. He was Parker & Parsley's Secretary from August 1992 until August 1997. Prior to joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     M. Garrett Smith. Mr. Smith, a graduate of The University of Texas with a B.S. in Electrical Engineering and Southern Methodist University with an M.B.A., was appointed Executive Vice President and Chief Financial Officer of Pioneer in December 1997. He served as Senior Vice President -- Finance of Pioneer from August 1997 until December 1997. Mr. Smith was elected Senior Vice President -- Finance and a director of Pioneer USA in August 1997. He served as Vice President -- Corporate Acquisitions of Mesa from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of Mesa and from 1994 to 1996 he served as Director of Financial Planning of Mesa. Mr. Smith was employed by BTC Partners, Inc. (a former financial advisor to Mesa) from 1989 to 1994.

     Mel Fischer. Mr. Fischer, a graduate of the University of California at Berkeley with a Masters degree in Geology, became Executive Vice
President -- Worldwide Exploration of Pioneer and Pioneer USA in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997 and was Executive Vice President -- Worldwide Exploration for Parker & Parsley from February 1997 to August 1997. Mr. Fischer retired from Pioneer and Pioneer USA effective February 15, 1999. He worked in the petroleum industry for 32 years, starting as a Petroleum Geologist with Texaco in 1962, and retiring as President, Occidental International Exploration and Production Company in March 1994. For the 10 years prior to becoming President of Occidental International, he served as Executive Vice President, World Wide Exploration with Occidental Oil and Gas Corporation. He is a registered geologist in the State of California, a member of the American Association of Petroleum Geologists and an emeritus member of the Board of Advisors for the Earth Sciences Research Institute at the University of Utah.

     Lon C. Kile. Mr. Kile, a graduate of Oklahoma State University with a B.B.A. in Accounting, became Executive Vice President of Pioneer and Pioneer USA in August 1997. Mr. Kile was Senior Vice President -- Investor Relations from October 1996 to August 1997. Previously, he served as Vice President and Manager of the Mid-Continent Division, Vice President -- Equity Finance & Analysis and Vice President -- Marketing & Program Administration. Prior to joining Parker & Parsley in 1985, he was employed as Supervisor -- Senior, Audit, in charge of Parker & Parsley's audit, with Arthur Young.

     Rich Dealy. Mr. Dealy is a graduate of Eastern New Mexico University with a B.B.A. in Accounting and Finance and is a Certified Public Accountant. He became Vice President and Chief Accounting Officer of Pioneer and Pioneer USA in February 1998. Mr. Dealy served as Controller of Pioneer USA from August 1997 to February 1998. He served as Controller of Parker & Parsley from August 1995 to August 1997. Mr. Dealy joined Parker & Parsley as an Accounting Manager in July, 1992. He was previously employed with KPMG Peat Marwick as an Audit Senior, in charge of Parker & Parsley's audit.

ITEM 11. EXECUTIVE COMPENSATION

     The Partnership does not have any directors or officers. Management of the Partnership is vested in Pioneer USA, the managing general partner. Under the Partnership agreement, Pioneer USA pays 8% of the Partnership's acquisition, drilling and completion costs and 20% of its operating and general and administrative expenses. In return, Pioneer USA is allocated 20% of the Partnership's revenues. See Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" for information regarding fees and reimbursements paid to the managing general partner or its affiliates by the Partnership.

     EMPL is a co-general partner of the Partnership. Under this arrangement, EMPL pays 2% of the Partnership's acquisition, drilling and completion costs and 5% of its operating and general and administrative expenses. In return, EMPL is allocated 5% of the Partnership's revenues. EMPL does not receive any fees or reimbursements from the Partnership.

     The Partnership does not directly pay any salaries of the executive officers of Pioneer USA, but does pay a portion of Pioneer USA's general and administrative expenses of which these salaries are a part. See Note 6 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  (a) Beneficial owners of more than five percent

     The Partnership is not aware of any person who beneficially owns 5% or more of the outstanding limited partnership interests of the Partnership. Pioneer USA and EMPL respectively own 80% and 20% of the general partners' interests in the Partnership. Pioneer USA owned 594 limited partner interests at January 1, 1999.

  (b) Security ownership of management

     The Partnership does not have any officers or directors. The managing general partner of the Partnership, Pioneer USA, has the exclusive right and full authority to manage, control and administer the Partnership's business. Under the limited partnership agreement, limited partners holding a majority of the outstanding limited partnership interests have the right to take certain actions, including the removal of the managing general partner or any other general partner. The Partnership is not aware of any current arrangement or activity which may lead to such removal. The Partnership is not aware of any officer or director of Pioneer USA who beneficially owns limited partnership interests in the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Transactions with the managing general partner or its affiliates

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                         ----       ----       ----
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $150,391   $146,626   $137,520
Reimbursement of general and administrative
  expenses...........................................  $ 11,786   $ 18,246   $ 21,308

     Under the limited partnership agreement, the general partners, Pioneer USA and EMPL, together pay 10% of Partnership's acquisition, drilling and completion costs and 25% of its operating and general and administrative expenses. In return, they are allocated 25% of the Partnership's revenues. Twenty percent of the general partners' share of costs and revenues is allocated to EMPL and the remainder is allocated to Pioneer USA. Certain former affiliates of Pioneer USA are limited partners of EMPL. Also, see Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary

Data" regarding the Partnership's participation with the managing general partner in oil and gas activities of the Partnership.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

  (a) 1. Financial statements

     The following are filed as part of this annual report:

          Independent Auditors' Report -- Ernst & Young LLP

          Independent Auditors' Report -- KPMG LLP

          Balance sheets as of December 31, 1998 and 1997

          Statements of operations for the years ended December 31, 1998, 1997 and 1996

          Statements of partners' capital for the years ended December 31, 1998, 1997 and 1996

          Statements of cash flows for the years ended December 31, 1998, 1997 and 1996

          Notes to financial statements

  2. Financial statement schedules

     All financial statement schedules have been omitted since the required information is in the financial statements or notes thereto, or is not applicable nor required.

  (b) Reports on Form 8-K

     None.

  (c) Exhibits

     The exhibits listed on the accompanying index to exhibits are filed or incorporated by reference as part of this annual report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PARKER & PARSLEY 82-I, LTD.

                                            By: Pioneer Natural Resources USA,
                                                Inc.
                                                  Managing General Partner

                                            By:   /s/ SCOTT D. SHEFFIELD
                                              ----------------------------------
                                                     Scott D. Sheffield,
                                                          President

Dated: March 23, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


               /s/ SCOTT D. SHEFFIELD                    President and Director of         March 23, 1999
-----------------------------------------------------      Pioneer USA
                 Scott D. Sheffield

                 /s/ TIMOTHY L. DOVE                     Executive Vice President and      March 23, 1999
-----------------------------------------------------      Director of Pioneer USA
                   Timothy L. Dove

              /s/ DENNIS E. FAGERSTONE                   Executive Vice President and      March 23, 1999
-----------------------------------------------------      Director of Pioneer USA
                Dennis E. Fagerstone

                 /s/ MARK L. WITHROW                     Executive Vice President,         March 23, 1999
-----------------------------------------------------      General Counsel and Director
                   Mark L. Withrow                         of Pioneer USA

                /s/ M. GARRETT SMITH                     Executive Vice President,         March 23, 1999
-----------------------------------------------------      Chief Financial Officer and
                  M. Garrett Smith                         Director of Pioneer USA

                   /s/ LON C. KILE                       Executive Vice President of       March 23, 1999
-----------------------------------------------------      Pioneer USA
                     Lon C. Kile

                   /s/ RICH DEALY                        Vice President and Chief          March 23, 1999
-----------------------------------------------------      Accounting Officer of
                     Rich Dealy                            Pioneer USA

                          PARKER & PARSLEY 82-I, LTD.

                               INDEX TO EXHIBITS

     The following documents are incorporated by reference in response to Item 14(c):

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------

          3.1            -- Agreement of Limited Partnership of Parker & Parsley
                            82-I, Ltd. incorporated by reference to Exhibit 4(e) of
                            Partnership's Registration Statement on Form S-1
                            (Registration No. 2-75503A), as amended on February 4,
                            1982, the effective date thereof (hereinafter called, the
                            Partnership's Registration Statement)
          3.2            -- Amended and Restated Certificate of Limited Partnership
                            of Parker & Parsley 82-I, Ltd. incorporated by reference
                            to Exhibit 3.2 of the Partnership's Annual Report on Form
                            10-K for the year ended December 31, 1983
          4.1            -- Form of Subscription Agreement and Power of Attorney
                            incorporated by reference to Exhibit 4(b) of the
                            Partnership's Registration Statement
          4.2            -- Specimen Certificate of Limited Partnership Interest
                            incorporated by reference to Exhibit 4(d) of the
                            Partnership's Registration Statement
         27.1*           -- Financial Data Schedule
         99.1            -- Mutual Release and Indemnity Agreement dated May 25, 1993 incorporated by reference to Exhibit 99.1 of the
                            Partnership's Annual Report on Form 10-K for the year
                            ended December 31, 1993

---------------

*  filed herewith

                          PARKER & PARSLEY 82-I, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)
                        DECEMBER 31, 1998, 1997 AND 1996

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

     The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing discounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rates to the difference.

     Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider probable reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                1998        1997        1996
                                                              --------    --------    --------
                                                                       (IN THOUSANDS)
Oil and gas producing activities:
  Future cash inflows.......................................  $   701     $ 6,060     $11,000
  Future production costs...................................     (624)     (4,119)     (6,801)
  Future development costs..................................       --          --         110
                                                              -------     -------     -------
                                                                   77       1,941       4,309
  10% annual discount factor................................      (11)       (762)     (1,913)
                                                              -------     -------     -------
  Standardized measure of discounted future net cash
     flows..................................................  $    66     $ 1,179     $ 2,396
                                                              =======     =======     =======

                                                                YEAR ENDED DECEMBER 31,
                                                              ----------------------------
                                                               1998       1997       1996
                                                              -------    -------    ------
                                                                     (IN THOUSANDS)
Oil and Gas Producing Activities:
  Oil and gas sales, net of production costs................  $   (56)   $  (268)   $ (394)
  Net changes in prices and production costs................     (898)    (1,034)    1,130
  Extensions and discoveries................................       --         --        --
  Sales of minerals-in-place................................       --        (40)       --
  Purchases of minerals-in-place............................       --         --        --
  Revisions of estimated future development costs...........       --        (67)      (61)
  Revisions of previous quantity estimates and reserves
     added by development drilling..........................     (164)       (39)     (309)
  Accretion of discount.....................................      118        240       186
  Changes in production rates, timing and other.............     (113)        (9)      (17)
                                                              -------    -------    ------
  Change in present value of future net revenues............   (1,113)    (1,217)      535
                                                              -------    -------    ------
  Balance, beginning of year................................    1,179      2,396     1,861
                                                              -------    -------    ------
  Balance, end of year......................................  $    66    $ 1,179    $2,396
                                                              =======    =======    ======

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                            SUPPLEMENTAL INFORMATION

                                       OF

           PARKER & PARSLEY 82-II, LTD., A TEXAS LIMITED PARTNERSHIP

                                       TO

            PROXY STATEMENT DATED                             , 1999

                             ----------------------

       THE DATE OF THIS SUPPLEMENT IS                             , 1999
                             ----------------------

     This document contains important information specific to Parker & Parsley
82-II, Ltd. and supplements the proxy statement dated             , 1999, of
Pioneer Natural Resources USA, Inc., by which Pioneer USA is soliciting proxies to be voted at a special meeting of limited partners of the partnerships described in the proxy statement. The purpose of the special meeting is for you to vote upon the merger of Parker & Parsley 82-II, Ltd. with and into Pioneer USA that, if completed, will result in your receiving cash for your partnership interests.

     This supplement contains the following information concerning Parker & Parsley 82-II, Ltd.:

     - A table containing:

        -- the aggregate initial investment by the limited partners

        -- the aggregate historical limited partner distributions through June
           30, 1999

        -- the merger value per $1,000 limited partner investment as of June 30,
           1999

        -- the merger value per $1,000 limited partner investment as a multiple of distributions for the 12 months ended June 30, 1999

        -- the book value per $1,000 limited partner investment as of June 30, 1999 and as of December 31, 1998 and

        -- the ordinary tax loss per $1,000 limited partner investment in year of initial investment

     - Quarterly Report on Form 10-Q for the six months ended June 30, 1999

     - Annual Report on Form 10-K for the year ended December 31, 1998

     - Disclosures about the partnership's oil and gas producing activities

                          PARKER & PARSLEY 82-II, LTD.

                         SUPPLEMENTAL INFORMATION TABLE

Aggregate Initial Investment by the Limited Partners(a).....  $12,252
Aggregate Historical Limited Partner Distributions through
  June 30, 1999(a)..........................................  $13,478
Merger Value per $1,000 Limited Partner Investment as of
  June 30, 1999(b)..........................................  $ 57.41
Merger Value per $1,000 Limited Partner Investment as a
  Multiple of Distributions for the 12 Months ended June 30,
  1999(b)...................................................     3.15times
Book Value per $1,000 Limited Partner Investment:
  -- as of June 30, 1999(b).................................  $ 68.24
  -- as of December 31, 1998(b).............................  $ 69.49
Ordinary Tax Loss per $1,000 Limited Partner Investment in
  Year of Initial Investment(b), (c)........................  $   448

---------------

(a)  Stated in thousands.

(b) Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

(c) Your ability to use your distributive share of the partnership's loss to offset your other income may have been subject to certain limitations at your level as a partner, and you may therefore wish to consult your tax advisor to determine the additional value, if any, actually realized by you in your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                          COMMISSION FILE NO. 2-75530B

                          PARKER & PARSLEY 82-II, LTD.
             (Exact name of Registrant as specified in its charter)

                    TEXAS                                        75-1867115
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          PARKER & PARSLEY 82-II, LTD.

                               TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----
                     PART I. FINANCIAL INFORMATION

  ITEM 1. FINANCIAL STATEMENTS
       Balance Sheets as of June 30, 1999 and December 31,
        1998..................................................
                                                                   3
       Statements of Operations for the three and six months
        ended June 30, 1999 and 1998..........................
                                                                   4
       Statement of Partners' Capital for the six months ended
        June 30, 1999.........................................
                                                                   5
       Statements of Cash Flows for the six months ended June
        30, 1999 and 1998.....................................
                                                                   6
       Notes to Financial Statements..........................
                                                                   7
  ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
          CONDITION AND RESULTS OF OPERATIONS.................
                                                                   8
                      PART II. OTHER INFORMATION
  ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K....................
                                                                  11
       27.1 Financial Data Schedule
       Signatures.............................................
                                                                  12

                         PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                          PARKER & PARSLEY 82-II, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                     ASSETS

                                                                JUNE 30,      DECEMBER 31,
                                                                  1999            1998
                                                              ------------    ------------
                                                              (UNAUDITED)
Current assets:
  Cash......................................................  $    74,244     $    64,274
  Accounts receivable -- oil and gas sales..................       58,393          36,762
                                                              -----------     -----------
          Total current assets..............................      132,637         101,036
                                                              -----------     -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    8,433,646       8,434,066
Accumulated depletion.......................................   (7,599,658)     (7,563,712)
                                                              -----------     -----------
          Net oil and gas properties........................      833,988         870,354
                                                              -----------     -----------
                                                              $   966,625     $   971,390
                                                              ===========     ===========

                            LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $    16,030     $     9,153
Partners' capital:
  General partners..........................................      114,527         110,889
  Limited partners (6,126 interests)........................      836,068         851,348
                                                              -----------     -----------
                                                                  950,595         962,237
                                                              -----------     -----------
                                                              $   966,625     $   971,390
                                                              ===========     ===========

  The financial information included as of June 30, 1999 has been prepared by management
                without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 82-II, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                     THREE MONTHS ENDED     SIX MONTHS ENDED
                                                          JUNE 30,              JUNE 30,
                                                     -------------------   -------------------
                                                       1999       1998       1999       1998
                                                     --------   --------   --------   --------
Revenues:
  Oil and gas......................................  $108,222   $106,337   $179,090   $215,630
  Interest.........................................       711      3,470      1,383      6,660
  Gain on disposition of assets....................        --      1,281         --      1,281
                                                     --------   --------   --------   --------
                                                      108,933    111,088    180,473    223,571
                                                     --------   --------   --------   --------
Costs and expenses:
  Oil and gas production...........................    75,482     76,077    137,257    139,621
  General and administrative.......................     3,741      3,151      6,568      7,166
  Depletion........................................    14,408     49,684     35,946     74,280
                                                     --------   --------   --------   --------
                                                       93,631    128,912    179,771    221,067
                                                     --------   --------   --------   --------
Net income (loss)..................................  $ 15,302   $(17,824)  $    702   $  2,504
                                                     ========   ========   ========   ========
Allocation of net income (loss):
  General partners.................................  $  6,110   $  2,805   $  5,866   $ 11,535
                                                     ========   ========   ========   ========
  Limited partners.................................  $  9,192   $(20,629)  $ (5,164)  $ (9,031)
                                                     ========   ========   ========   ========
Net income (loss) per limited partnership
  interest.........................................  $   1.50   $  (3.36)  $   (.84)  $  (1.47)
                                                     ========   ========   ========   ========
Distributions per limited partnership interest.....  $     --   $   3.80   $   1.65   $  13.20
                                                     ========   ========   ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 82-II, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         STATEMENT OF PARTNERS' CAPITAL
                                  (UNAUDITED)

                                                              GENERAL    LIMITED
                                                              PARTNERS   PARTNERS    TOTAL
                                                              --------   --------   --------
Balance at January 1, 1999..................................  $110,889   $851,348   $962,237
  Distributions.............................................    (2,228)   (10,116)   (12,344)
  Net income (loss).........................................     5,866     (5,164)       702
                                                              --------   --------   --------
Balance at June 30, 1999....................................  $114,527   $836,068   $950,595
                                                              ========   ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 82-II, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                    JUNE 30,
                                                              --------------------
                                                                1999       1998
                                                              --------   ---------
Cash flows from operating activities:
  Net income................................................  $    702   $   2,504
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depletion..............................................    35,946      74,280
     Gain on disposition of assets..........................        --      (1,281)
  Changes in assets and liabilities:
     Accounts receivable....................................   (21,631)      8,286
     Accounts payable.......................................     6,877      (1,940)
                                                              --------   ---------
          Net cash provided by operating activities.........    21,894      81,849
                                                              --------   ---------
Cash flows from investing activities:
  Additions to oil and gas properties.......................        --      (4,224)
  Proceeds from asset dispositions..........................       420     153,683
                                                              --------   ---------
          Net cash provided by investing activities.........       420     149,459
                                                              --------   ---------
Cash flows used in financing activities:
  Cash distributions to partners............................   (12,344)   (104,005)
                                                              --------   ---------
Net increase in cash........................................     9,970     127,303
Cash at beginning of period.................................    64,274     151,079
                                                              --------   ---------
Cash at end of period.......................................  $ 74,244   $ 278,382
                                                              ========   =========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 82-II, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 82-II, Ltd. (the "Partnership") is a limited partnership organized in 1982 under the laws of the State of Texas.

     The Partnership engages primarily in oil and gas exploration, development and production in Texas and New Mexico and is not involved in any industry segment other than oil and gas.

NOTE 2. BASIS OF PRESENTATION

     In the opinion of management, the unaudited financial statements of the Partnership as of June 30, 1999 and for the three and six months ended June 30, 1999 and 1998 include all adjustments and accruals consisting only of normal recurring accrual adjustments which are necessary for a fair presentation of the results for the interim period. However, these interim results are not necessarily indicative of results for a full year.

     Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in this Form 10-Q pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements should be read in conjunction with the financial statements and the notes thereto contained in the Partnership's Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, a copy of which is available upon request by writing to Rich Dealy, Vice President and Chief Accounting Officer, 5205 North O'Connor Boulevard, 1400 Williams Square West, Irving, Texas 75039-3746.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS(1)

RESULTS OF OPERATIONS

  Six months ended June 30, 1999 compared with six months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues decreased 17% to $179,090 from $215,630 for the six months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from lower average prices received and a decline in production. For the six months ended June 30, 1999, 8,806 barrels of oil, 4,288 barrels of natural gas liquids ("NGLs") and 20,236 mcf of gas were sold, or 16,467 barrel of oil equivalents ("BOEs"). For the six months ended June 30, 1998, 10,417 barrels of oil, 4,340 barrels of NGLs and 22,148 mcf of gas were sold, or 18,448 BOEs.

     The average price received per barrel of oil decreased 5% from $13.87 for the six months ended June 30, 1998 to $13.16 for the same period in 1999. The average price received per barrel of NGLs decreased 6% from $7.79 during the six months ended June 30, 1998 to $7.36 for the same period in 1999. The average price received per mcf of gas decreased 7% from $1.68 during the six months ended June 30, 1998 to $1.56 in 1999. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received during the six months ended June 30, 1999.

     The volatility of commodity prices has had, and continues to have, a significant impact on the Partnership's revenues and operating cash flow and could result in additional decreases to the carrying value of the Partnership's oil and gas properties.

     A gain on disposition of assets of $1,281 was recognized during the six months ended June 30, 1998 from post closing adjustments received from the sale of six oil and wells and an overriding royalty interest in one well during 1997.

     Costs and Expenses:

     Total costs and expenses decreased to $179,771 for the six months ended June 30, 1999 as compared to $221,067 for the same period in 1998, a decrease of $41,296, or 19%. This decrease was due to declines in depletion, production costs and general and administrative expenses ("G&A").

     Production costs were $137,257 for the six months ended June 30, 1999 and $139,621 for the same period in 1998 resulting in a $2,364 decrease. The decrease was due to declines in production taxes and ad valorem taxes, offset by an increase in well maintenance costs incurred in an effort to stimulate well production.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 8% from $7,166 for the six months ended June 30, 1998 to $6,568 for the same period in 1999.

     Depletion was $35,946 for the six months ended June 30, 1999 compared to $74,280 for the same period in 1998, a decrease of $38,334, or 52%. This decrease was attributable to an increase in proved reserves during the period ended June 30, 1999 due to higher commodity prices, a reduction in oil production of 1,611 barrels for the six months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121") during the fourth quarter of 1998.

  Three months ended June 30, 1999 compared with three months ended June 30,
  1998

     Revenues:

     The Partnership's oil and gas revenues increased slightly to $108,222 from $106,337 for the three months ended June 30, 1999 and 1998, respectively. The increase in revenues resulted from higher average prices received, offset by a decrease in production. For the three months ended June 30, 1999, 4,571 barrels of oil, 2,585 barrels of NGLs and 10,688 mcf of gas were sold, or 8,937 BOEs. For the three months ended June 30, 1998, 5,384 barrels of oil, 2,165 barrels of NGLs and 11,027 mcf of gas were sold, or 9,387 BOEs.

     The average price received per barrel of oil increased $1.54, or 12%, from $13.11 for the three months ended June 30, 1998 to $14.65 for the three months ended June 30, 1999. The average price received per barrel of NGLs increased 10%, from $8.02 during the three months ended June 30, 1998 to $8.83 for the three months ended June 30, 1999. The average price received per mcf of gas increased 3% to $1.72 during the three months ended June 30, 1999 from $1.67 during the same period in 1998.

     A gain on disposition of assets of $1,281 was recognized during the three months ended June 30, 1998 from post closing adjustments received from the sale of six oil and wells and an overriding royalty interest in one well during 1997.

     Costs and Expenses:

     Total costs and expenses decreased to $93,631 for the three months ended June 30, 1999 as compared to $128,912 for the same period in 1998, a decrease of $35,281, or 27%. This decrease was due to declines in depletion and production costs, offset by an increase in G&A.

     Production costs were $75,482 for the three months ended June 30, 1999 and $76,077 for the same period in 1998 resulting in a $595 decrease. The decrease was due to declines in ad valorem and production taxes, offset by an increase in well maintenance costs incurred in an effort to stimulate well production.

     During this period, G&A increased, in aggregate, 19% from $3,151 for the three months ended June 30, 1998 to $3,741 for the same period in 1999.

     Depletion was $14,408 for the three months ended June 30, 1999 compared to $49,684 for the same period in 1998, a decrease of $35,276, or 71%. This decrease was attributable to an increase in proved reserves during the period ended June 30, 1999 as a result of higher commodity prices, a reduction in oil production of 813 barrels for the three months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1998.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $59,955 during the six months ended June 30, 1999 from the same period ended June 30, 1998. This decrease was due to a decline in oil and gas sales receipts, offset by decreases in production costs and G&A expenses paid.

  Net Cash Provided by Investing Activities

     The Partnership's investing activities during the six months ended June 30, 1998 were related to the addition of oil and gas equipment on active properties.

     Proceeds from asset dispositions of $420 were received during the six months ended June 30, 1999 primarily from equipment credits on active properties. Proceeds of $153,683 were received during the same period in 1998 from the sale of six oil and gas wells during 1997.

  Net Cash Used in Financing Activities

     Cash was sufficient for the six months ended June 30, 1999 to cover distributions to the partners of $12,344 of which $2,228 was distributed to the general partners and $10,116 to the limited partners. For the same period ended June 30, 1998, cash was sufficient for distributions to the partners of $104,005 of which $23,144 was distributed to the general partners and $80,861 to the limited partners.

     From the third quarter of 1997 through the first quarter of 1999, there was a declining trend in oil and gas levels. During the first quarter of 1999, the Organization of Petroleum Exporting Countries and certain other crude oil exporting nations announced reductions in their planned export volumes. These announcements, together with early indications that the nations have initiated their planned reductions, have had some stabilizing effect on commodity prices during the latter part of the first quarter of 1999 and into August 1999. However, no assurances can be given that the stabilizing effect of these actions, or the planned reductions in export volumes, will be sustained for an extended period of time.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright, or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     As of June 30, 1999, the managing general partner estimates that the assessment phase is approximately 99% complete and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     Through June 30, 1999, the managing general partner had distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 52% of the inquiries.

     The remedial phase of the managing general partner's Year 2000 project is in varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of June 30, 1999, the managing general partner estimates that the remedial phase is approximately 83% complete, on a worldwide basis, subject to continuing evaluations of the responses to third party inquiries and to the testing phase results. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and has completed the testing of the system for Year 2000 compliance. The remediation of non-information technology is expected to be completed by October 1999. The managing general partner's Year 2000 remedial actions have not delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of information technology systems by October 1999. The testing of the non-information technology remediation is scheduled to be completed by the end of November 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. As of June 30, 1999, the managing general partner's total costs incurred on the Year 2000 problem were $2.3 million, of which approximately $200 thousand were incurred to replace non-compliant systems.

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the business continuity and contingency planning phase of the managing general partner's Year 2000 project, contingency plans were designed to mitigate the exposures to mission critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.
---------------

(1) "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements.

                           PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

  (a) Exhibits

     27.1  Financial Data Schedule

  (b) Reports on Form 8-K -- none

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARKER & PARSLEY 82-II, LTD.

                                            By: Pioneer Natural Resources USA,
                                                Inc.,
                                                Managing General Partner

                                            By:       /s/ RICH DEALY
                                              ----------------------------------
                                                Rich Dealy, Vice President and
                                                   Chief Accounting Officer

Dated: August 10, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM 10-K

                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                          COMMISSION FILE NO. 2-75530B

                          PARKER & PARSLEY 82-II, LTD.
             (Exact name of Registrant as specified in its charter)

                    TEXAS                                        75-1867115
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

        Securities registered pursuant to Section 12(b) of the Act: NONE

          Securities registered pursuant to Section 12(g) of the Act:
                LIMITED PARTNERSHIP INTERESTS ($2,000 PER UNIT)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

     No market currently exists for the limited partnership interests of the Registrant. Based on original purchase price the aggregate market value of limited partnership interests owned by non-affiliates of the Registrant is $11,815,000.

     As of March 8, 1999, the number of outstanding limited partnership interests was 6,126.

     The following documents are incorporated by reference into the indicated parts of this Annual Report on Form 10-K: NONE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Parts I and II of this Report contain forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements. See "Item 1. Business" for a description of various factors that could materially affect the ability of the Partnership to achieve the anticipated results described in the forward looking statements.

                                     PART I

ITEM 1. BUSINESS

     Parker & Parsley 82-II, Ltd. (the "Partnership") is a limited partnership organized in 1982 under the laws of the State of Texas. On August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership, joining the existing general partner, P&P Employees 82-II, Ltd. ("EMPL"), a Texas limited partnership whose general partner is Pioneer USA, and 6,126 limited partnership interests as of March 8, 1999. Prior to August 8, 1997, the Partnership's managing general partner and the general partner of EMPL was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership and the general partner of EMPL as PPDLP's successor by merger. For a more complete description of the Parker & Parsley and Mesa merger, see Pioneer's Registration Statement on Form S-4 as filed with the Securities and Exchange Commission.

     A Registration Statement, as amended, filed pursuant to the Securities Act of 1933, registering limited partnership interests aggregating $33,000,000 in a series of Texas limited partnerships formed under the Parker & Parsley 82 Drilling Program, was declared effective by the Securities and Exchange Commission on February 4, 1982. On September 30, 1982, the offering of limited partnership interests in the Partnership, the second partnership formed under such registration statement, was closed, with interests aggregating $12,252,000 being sold to 798 subscribers.

     The Partnership engages primarily in oil and gas exploration, development and production and is not involved in any industry segment other than oil and gas. See "Item 6. Selected Financial Data" and "Item 8. Financial Statements and Supplementary Data" of this report for a summary of the Partnership's revenue, income and identifiable assets.

     The principal markets during 1998 for the oil produced by the Partnership were refineries and oil transmission companies that have facilities near the Partnership's oil producing properties. The principal markets for the Partnership's gas were companies that have pipelines located near the Partnership's gas producing properties. Of the Partnership's total oil and gas revenues for 1998, approximately 66% and 21% were attributable to sales made to Genesis Crude Oil, L.P. and Western Gas Resources, Inc., respectively.

     The Partnership's revenues, profitability, cash flow and future rate of growth are highly dependent on the prevailing prices of oil and gas, which are affected by numerous factors beyond the Partnership's control. Oil and gas prices historically have been very volatile. A substantial or extended decline in the prices of oil or gas could have a material adverse effect on the Partnership's revenues, profitability and cash flow and could, under certain circumstances, result in a reduction in the carrying value of the Partnership's oil and gas properties.

     Because of the demand for oil and gas, the Partnership does not believe that the termination of the sales of its products to any one customer would have a material adverse impact on its operations. The loss of a particular customer for gas may have an effect if that particular customer has the only gas pipeline located in the areas of the Partnership's gas producing properties. The Partnership believes, however, that the effect would be temporary, until alternative arrangements could be made.

     Federal and state regulation of oil and gas operations generally includes the fixing of maximum prices for regulated categories of natural gas, the imposition of maximum allowable production rates, the taxation of income and other items, and the protection of the environment. Although the Partnership believes that its business operations do not impair environmental quality and that its costs of complying with any applicable environmental regulations are not currently significant, the Partnership cannot predict what, if any, effect these environmental regulations may have on its current or future operations.

     The Partnership does not have any employees of its own. Pioneer USA employs 818 persons, many of whom dedicated a part of their time to the conduct of the Partnership's business during the period for which this report is filed. Pioneer USA supplies all management functions.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves.

     No material part of the Partnership's business is seasonal and the Partnership conducts no foreign operations.

ITEM 2. PROPERTIES

     The Partnership's properties consist primarily of leasehold interests in properties on which oil and gas wells are located. Such property interests are often subject to landowner royalties, overriding royalties and other oil and gas leasehold interests.

     Fractional working interests in developmental and exploratory oil and gas prospects located in Texas and New Mexico were acquired by the Partnership, resulting in the Partnership's participation in the drilling of 52 oil and gas wells. At December 31, 1998, the Partnership had 16 producing oil and gas wells. Two wells were plugged and abandoned, five wells were dry holes and 29 wells have been sold. The Partnership received interests in two additional oil and gas wells in 1993 due to the Partnership's back-in after payout provisions.

     For information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996, and changes in such quantities for the years then ended, see Note 7 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" below. Such reserves have been estimated by the engineering staff of Pioneer USA with a review by Williamson Petroleum Consultants, Inc., an independent petroleum consultant.

ITEM 3. LEGAL PROCEEDINGS

     The Partnership from time to time is a party to various legal proceedings incidental to its business involving claims in oil and gas leases or interests, other claims for damages in amounts not in excess of 10% of its current assets and other matters, none of which Pioneer believes to be material to the Partnership.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to a vote of security holders during the fourth quarter of 1998.

                                    PART II

ITEM 5. MARKET FOR PARTNERSHIP'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     At March 8, 1999, the Partnership had 6,126 outstanding limited partnership interests held of record by 779 subscribers. There is no established public trading market for the limited partnership interests. Under the limited partnership agreement, Pioneer USA has made certain commitments to purchase partnership interests at a computed value.

     Revenues which, in the sole judgement of the general partners, are not required to meet the Partnership's obligations are distributed to the partners at least quarterly in accordance with the limited partnership agreement. During the years ended December 31, 1998 and 1997, distributions of $285,906 and $263,417, respectively, were made to the limited partners.

ITEM 6. SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the years ended December 31:

                                      1998         1997         1996          1995         1994
                                    ---------   ----------   ----------    ----------   ----------
OPERATING RESULTS:
  Oil and gas sales...............  $ 379,887   $  598,339   $  732,599    $  672,115   $  864,129
                                    =========   ==========   ==========    ==========   ==========
  Litigation settlement, net......  $      --   $       --   $   45,027    $       --   $       --
                                    =========   ==========   ==========    ==========   ==========
  Impairment of oil and gas
     properties...................  $  65,229   $  310,732   $       --    $  264,994   $       --
                                    =========   ==========   ==========    ==========   ==========
  Net income (loss)...............  $(131,488)  $  (93,386)  $  322,918    $  138,715   $ (110,953)
                                    =========   ==========   ==========    ==========   ==========
  Allocation of net income (loss):
     General partner..............  $   2,863   $   30,221   $   98,377    $  120,537   $   18,763
                                    =========   ==========   ==========    ==========   ==========
     Limited partners.............  $(134,351)  $ (123,607)  $  224,541    $   18,178   $ (129,716)
                                    =========   ==========   ==========    ==========   ==========
  Limited partners' net income
     (loss) per limited
     partnership interest.........  $  (21.93)  $   (20.18)  $    36.65    $     2.97   $   (21.17)
                                    =========   ==========   ==========    ==========   ==========
  Limited partners' cash
     distributions per limited
     partnership interest.........  $   46.67   $    43.00   $    49.38(a) $    69.87   $    24.33
                                    =========   ==========   ==========    ==========   ==========
AT YEAR END:
  Total assets....................  $ 971,390   $1,456,326   $1,893,741    $1,996,995   $2,446,061
                                    =========   ==========   ==========    ==========   ==========

---------------

(a) Including litigation settlement per limited partnership interest of $6.02 in 1996.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  1998 compared to 1997

     The Partnership's 1998 oil and gas revenues decreased 37% to $379,887 from $598,339 in 1997. The decrease in revenues resulted from lower average prices received. In 1998, 19,042 barrels of oil, 8,812 barrels of natural gas liquids ("NGLs") and 41,862 mcf of gas were sold, or 34,831 barrel of oil equivalents ("BOEs"). In 1997, 21,685 barrels of oil, 3,333 barrels of NGLs and 57,516 mcf of gas were sold, or 34,604 BOEs. Due to the decline characteristics of the Partnership's oil and gas properties, management expects a certain amount of decline in production in the future until the Partnership's economically recoverable reserves are fully depleted.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. Effective September 30, 1997, as a result of the merger with Mesa, the managing general partner accounts for processed natural gas production in two components: natural gas liquids and dry residue gas. As a result of the change in the managing general partner's policy, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, separate product volumes will not be comparable for periods prior to September 30, 1997. Also, prices for gas products will not be comparable as the price per mcf for natural gas for the year ended December 31, 1998 is the price received for dry residue gas and the price per mcf for natural gas produced prior to October 1997 was presented as a price for wet gas (i.e., natural gas liquids combined with dry residue gas).

     The average price received per barrel of oil decreased $6.37, or 33%, from $19.51 in 1997 to $13.14 in 1998. The average price received per barrel of NGLs decreased $4.09, or 37%, from $11.02 in 1997 to $6.93 in 1998. The average price received per mcf of gas decreased 32% from $2.41 in 1997 to $1.64 in 1998. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1998.

     A gain on disposition of assets of $1,281 was recognized during 1998 from post closing adjustments received from the sale of six oil and gas wells and overriding royalty interest in one well during 1997. During the same period in 1997, a gain of $88,515 was derived from proceeds of $86,987 received from the sale of six oil and gas wells and an overriding royalty interest in one well and $1,528 was received from the sale of equipment on one abandoned well in the same period. Expenses incurred to plug and abandon this well totaled $691.

     Total costs and expenses decreased in 1998 to $523,894 as compared to $789,298 in 1997, a decrease of $265,404, or 34%. The decrease was primarily due to a decline in the impairment of oil and gas properties, production costs, general and administrative expenses ("G&A") and abandoned property costs, offset by an increase in depletion.

     Production costs were $274,382 in 1998 and $323,544 in 1997, resulting in a decrease of $49,162, or 15%. The decrease was primarily due to less operating expenses from the sale of six oil and gas wells during the fourth quarter of 1997 and declines in production taxes and ad valorem taxes.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 40%, from $22,634 in 1997 to $13,493 in 1998. The Partnership paid the managing general partner $11,397 in 1998 and $17,950 in 1997 for G&A incurred on behalf of the Partnership. G&A is allocated, in part, to the Partnership by the managing general partner. Such allocated expenses are determined by the general partners based upon its judgement of the level of activity of the Partnership relative to the general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the managing general partner reviews the Partnership's oil and gas properties for impairment whenever events or circumstances indicate a decline in the recoverability of the carrying value of the Partnership's assets may have occurred. Declining commodity prices prompted impairment reviews in 1998 and 1997. As a result of the review and evaluation of its long-lived assets for impairment, the Partnership recognized non-cash charges of $65,229 and $310,732 related to its oil and gas properties during 1998 and 1997, respectively.

     Depletion was $170,790 in 1998 compared to $131,697 in 1997, an increase of $39,093, or 30%. This increase was the result of a combination of factors that included a decrease in proved reserves during 1998 as a result of lower commodity prices, offset by a reduction in the Partnership's net depletable basis in accordance with SFAS 121 during the fourth quarter of 1997 and a decline in oil production of 2,643 during 1998 compared to 1997.

  1997 compared to 1996

     The Partnership's 1997 oil and gas revenues decreased 18% to $598,339 from $732,599 in 1996. The decrease in revenues resulted from declines in production and lower average prices received. In 1997, 21,685 barrels of oil, 3,333 barrels of NGLs and 57,516 mcf of gas were sold, or 34,604 BOEs. In 1996, 24,283 barrels of oil and 77,814 mcf of gas were sold, or 37,252 BOEs.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. As is described above in "Results of Operations -- 1998 compared to 1997", the Partnership changed its method of accounting for processed natural gas to a dry gas basis in the fourth quarter of 1997. As a result of this change, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, 1997 and 1996 separate product volumes are not comparable.

     The declines in production volumes were primarily attributable to the decline characteristics of the Partnership's oil and gas properties.

     The average price received per barrel of oil decreased $2.41, or 11%, from $21.92 in 1996 to $19.51 in 1997. The average price received per barrel of NGLs during 1997 was $11.02. The average price received per mcf of gas decreased 6% from $2.57 in 1996 to $2.41 in 1997. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1997.

     As is described in "Results of Operations -- 1998 compared to 1997", gain on disposition of assets of $88,515 was recognized during 1997 from the sale of six oil and gas wells, an overriding royalty interest in one well and the sale of equipment on one well plugged and abandoned during 1997. A loss on disposition of assets of $18,634 was recognized during 1996. This loss was comprised of a loss on abandoned property, offset by a gain from the sale of equipment on one fully depleted property. Expenses to plug and abandon these wells totaled $691 and $579 during 1997 and 1996, respectively.

     On April 29, 1996, Southmark Corporation, Pioneer USA and the Partnership entered into a final $7.4 million settlement agreement with Jack N. Price resolving all outstanding litigation between the parties. As a result, all of the pending lawsuits and judgments have been dismissed, the supersedeas bond released, and the Reserve released as collateral. On June 28, 1996, a final distribution was made to the working interest owners of $45,027 which included $36,851, or $6.02 per limited partnership interest, to the Partnership and its partners.

     Total costs and expenses increased in 1997 to $789,298 as compared to $445,751 in 1996, an increase of $343,547, or 77%. The increase was primarily due to the impairment of oil and gas properties and increases in depletion, production costs and abandoned property costs, offset by a decrease in G&A.

     Production costs were $323,544 in 1997 and $308,885 in 1996, resulting in an increase of $14,659, or 5%. The increase was primarily due to additional well maintenance costs, offset by declines in production taxes.

     During this period, G&A decreased, in aggregate, 12%, from $25,834 in 1996 to $22,634 in 1997. The Partnership paid the managing general partner $17,950 in 1997 and $21,978 in 1996 for G&A incurred on behalf of the Partnership.

     The Partnership recognized a non-cash SFAS 121 impairment provision of $310,732 related to its oil and gas properties during the fourth quarter of 1997.

     Depletion was $131,697 in 1997 compared to $110,453 in 1996, an increase of $21,244, or 19%. This increase was primarily attributable to a decrease in oil reserves during 1997 as a result of lower commodity prices, offset by a decline in oil production of 2,598 during 1997 compared to 1996.

IMPACT OF INFLATION AND CHANGING PRICES ON SALES AND NET INCOME

     Inflation impacts the fixed overhead rate charges of the lease operating expenses for the Partnership. During 1998, the annual change in the index of average weekly earnings of crude petroleum and gas production workers issued by the U.S. Department of Labor, Bureau of Labor Statistics increased (effective April 1, 1998) 10.3%. The 1997 annual change in average weekly earnings increased by 2%. The 1996 index increased 4.1%. The impact of inflation for other lease operating expenses is small due to the current economic condition of the oil industry.

     The oil and gas industry experienced volatility during the past decade because of the fluctuation of the supply of most fossil fuels relative to the demand for such products and other uncertainties in the world energy markets causing significant fluctuations in oil and gas prices. During 1998, the price per barrel for oil production similar to the Partnership's ranged from approximately $9.50 to $15.50. During most of 1997 and 1996, the Partnership benefitted from higher oil prices as compared to previous years. However, during the fourth quarter of 1997, oil prices began a downward trend that has continued into March 1999. On March 8, 1999, the market price for West Texas intermediate crude was $11.00 per barrel. A continuation of the current commodity price environment will continue to have an adverse effect on the Partnership's revenues, operating cash flow and distributions and could result in additional decreases in the carrying value of the Partnership's oil and gas properties.

     Prices for natural gas are subject to ordinary seasonal fluctuations, and this volatility of natural gas prices may result in production being curtailed and, in some cases, wells being completely shut-in.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $194,682 during the year ended December 31, 1998 from the year ended December 31, 1997. This decrease was primarily due to a decline in oil and gas sales receipts, offset by decreases in production costs and G&A expenses paid.

  Net Cash Provided by Investing Activities

     The Partnership's principal investing activities during 1998 and 1997 included expenditures related to equipment replacement on several oil and gas properties.

     Proceeds from disposition of assets of $153,683 were received during 1998 from the sale of six oil and gas wells during 1997. Proceeds of $156,440 were received during 1997 of which $152,402 was derived from the sale of nine oil and gas wells and an overriding royalty interest in one well, $2,511 was received from equipment disposals on one of the sold wells and $1,527 was received from equipment sold on one fully depleted well abandoned during 1997.

  Net Cash Used in Financing Activities

     Cash was sufficient in 1998 for distributions to the partners of $345,878 of which $59,972 was distributed to the general partners and $285,906 to the limited partners. In 1997, cash was sufficient for distributions to the partners of $343,206 of which $79,789 was distributed to the general partners and $263,417 to the limited partners.

     The current commodity price environment will continue to impact the distributions and could result in limited or no distributions to the partners.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     The assessment phase of the managing general partner's Year 2000 project is at varying stages of completion as it pertains to information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the assessment phase is approximately 86% complete, on a worldwide basis, and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     The managing general partner expects to complete the assessment phase of its Year 2000 project by the end of the first quarter of 1999 but is being delayed by limited responses received on inquiries made of third party businesses. To date, the managing general partner has distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 37% of those inquiries.

     The remedial phase of the managing general partner's Year 2000 project is also at varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the remedial phase is approximately 54% complete, on a worldwide basis, subject to the continuing results of the third party inquiry assessments and the testing phase. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and is currently testing this system for Year 2000 compliance. The remediation of non-information technology is expected to be completed during July 1999. The managing general partner's Year 2000 remedial actions have not significantly delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of the Artesia system upgrades by March 1999 and all other information technology systems and non-information technology remediation by the end of the third quarter of 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. The managing general partner intends to use its working capital to pay for the costs of the Year 2000 projects. As of December 31, 1998, the managing general partner's total costs incurred on the Year 2000 problem were $1.8 million, of which $200 thousand were incurred to replace non-compliant systems. The managing general partner will allocate a portion of the costs of the Year 2000 programming charges to the Partnership in accordance with the general and administration allocation. (See Note 2 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".)

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the assessment phase of the managing general partner's Year 2000 project, contingency plans are being designed to mitigate the exposures to mission-critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Financial Statements of Parker & Parsley 82-II, Ltd:
  Independent Auditors' Report -- Ernst & Young LLP.........   10
  Independent Auditors' Report -- KPMG LLP..................   11
  Balance Sheets as of December 31, 1998 and 1997...........   12
  Statements of Operations for the Years Ended December 31,
     1998, 1997 and 1996....................................   13
  Statements of Partners' Capital for the Years Ended
     December 31, 1998, 1997 and 1996.......................   14
  Statements of Cash Flows for the Years Ended December 31,
     1998, 1997 and 1996....................................   15
  Notes to Financial Statements.............................   16

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 82-II, Ltd.
(A Texas Limited Partnership):

     We have audited the balance sheet of Parker & Parsley 82-II, Ltd. as of December 31, 1998, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 82-II, Ltd. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

Dallas, Texas
March 15, 1999

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 82-II, Ltd.
(A Texas Limited Partnership):

     We have audited the financial statements of Parker & Parsley 82-II, Ltd. as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 82-II, Ltd. as of December 31, 1997, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Midland, Texas
March 20, 1998

                          PARKER & PARSLEY 82-II, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                  DECEMBER 31

                                     ASSETS

                                                                 1998          1997
                                                              -----------   -----------
Current assets:
  Cash......................................................  $    64,274   $   151,079
  Accounts receivable:
     Oil and gas sales......................................       36,762        60,072
     Other..................................................           --       152,402
                                                              -----------   -----------
          Total current assets..............................      101,036       363,553
                                                              -----------   -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    8,434,066     8,420,466
Accumulated depletion.......................................   (7,563,712)   (7,327,693)
                                                              -----------   -----------
          Net oil and gas properties........................      870,354     1,092,773
                                                              -----------   -----------
                                                              $   971,390   $ 1,456,326
                                                              ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $     9,153   $    16,723
Partners' capital:
  General partners..........................................      110,889       167,998
  Limited partners (6,126 interests)........................      851,348     1,271,605
                                                              -----------   -----------
                                                                  962,237     1,439,603
                                                              -----------   -----------
                                                              $   971,390   $ 1,456,326
                                                              ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 82-II, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31

                                                               1998        1997        1996
                                                             ---------   ---------   --------
Revenues:
  Oil and gas..............................................  $ 379,887   $ 598,339   $732,599
  Interest.................................................     11,238       9,058      9,677
  Gain (loss) on disposition of assets.....................      1,281      88,515    (18,634)
  Litigation settlement....................................         --          --     45,027
                                                             ---------   ---------   --------
                                                               392,406     695,912    768,669
                                                             ---------   ---------   --------
Costs and expenses:
  Oil and gas production...................................    274,382     323,544    308,885
  General and administrative...............................     13,493      22,634     25,834
  Impairment of oil and gas properties.....................     65,229     310,732         --
  Depletion................................................    170,790     131,697    110,453
  Abandoned property.......................................         --         691        579
                                                             ---------   ---------   --------
                                                               523,894     789,298    445,751
                                                             ---------   ---------   --------
Net income (loss)..........................................  $(131,488)  $ (93,386)  $322,918
                                                             =========   =========   ========
Allocation of net income (loss):
  General partners.........................................  $   2,863   $  30,221   $ 98,377
                                                             =========   =========   ========
  Limited partners.........................................  $(134,351)  $(123,607)  $224,541
                                                             =========   =========   ========
Net income (loss) per limited partnership interest.........  $  (21.93)  $  (20.18)  $  36.65
                                                             =========   =========   ========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 82-II, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                        STATEMENTS OF PARTNERS' CAPITAL

                                                            GENERAL     LIMITED
                                                            PARTNERS    PARTNERS      TOTAL
                                                            --------   ----------   ----------
Partners' capital at January 1, 1996......................  $214,194   $1,736,603   $1,950,797
  Distributions...........................................   (95,005)    (302,515)    (397,520)
  Net income..............................................    98,377      224,541      322,918
                                                            --------   ----------   ----------
Partners' capital at December 31, 1996....................   217,566    1,658,629    1,876,195
  Distributions...........................................   (79,789)    (263,417)    (343,206)
  Net income (loss).......................................    30,221     (123,607)     (93,386)
                                                            --------   ----------   ----------
Partners' capital at December 31, 1997....................   167,998    1,271,605    1,439,603
  Distributions...........................................   (59,972)    (285,906)    (345,878)
  Net income (loss).......................................     2,863     (134,351)    (131,488)
                                                            --------   ----------   ----------
Partners' capital at December 31, 1998....................  $110,889   $  851,348   $  962,237
                                                            ========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 82-II, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998        1997        1996
                                                            ---------   ---------   ---------
Cash flows from operating activities:
  Net income (loss).......................................  $(131,488)  $ (93,386)  $ 322,918
  Adjustments to reconcile net income (loss)
     to net cash provided by operating activities:
     Impairment of oil and gas properties.................     65,229     310,732          --
     Depletion............................................    170,790     131,697     110,453
     (Gain) loss on disposition of assets.................     (1,281)    (88,515)     18,634
  Changes in assets and liabilities:
     Accounts receivable..................................     23,310      53,967     (56,531)
     Accounts payable.....................................     (7,570)       (823)    (28,648)
                                                            ---------   ---------   ---------
          Net cash provided by operating activities.......    118,990     313,672     366,826
                                                            ---------   ---------   ---------
Cash flows from investing activities:
  Additions to oil and gas properties.....................    (13,600)   (154,985)        (77)
  Proceeds from asset dispositions........................    153,683     156,440      10,509
                                                            ---------   ---------   ---------
          Net cash provided by investing activities.......    140,083       1,455      10,432
                                                            ---------   ---------   ---------
Cash flows from financing activities:
  Cash distributions to partners..........................   (345,878)   (343,206)   (397,520)
                                                            ---------   ---------   ---------
Net decrease in cash......................................    (86,805)    (28,079)    (20,262)
Cash at beginning of year.................................    151,079     179,158     199,420
                                                            ---------   ---------   ---------
Cash at end of year.......................................  $  64,274   $ 151,079   $ 179,158
                                                            =========   =========   =========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 82-II, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 82-II, Ltd. (the "Partnership") is a limited partnership organized in 1982 under the laws of the State of Texas. On August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership, joining the existing general partner, P&P Employees 82-II, Ltd. ("EMPL"), a Texas limited partnership whose general partner is Pioneer USA, and 6,126 limited partnership interests as of March 8, 1999. Prior to August 8, 1997, the Partnership's managing general partner and the general partner of EMPL was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership and the general partner of EMPL as PPDLP's successor by merger.

     The Partnership engages primarily in oil and gas exploration, development and production in Texas and New Mexico and is not involved in any industry segment other than oil and gas.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Oil and gas properties -- The Partnership utilizes the successful efforts method of accounting for its oil and gas properties and equipment. Under this method, all costs associated with productive wells and nonproductive development wells are capitalized while nonproductive exploration costs are expensed. Capitalized costs relating to proved properties are depleted using the unit-of-production method on a property-by-property basis based on proved oil (dominant mineral) reserves as determined by the engineering staff of Pioneer USA, the Partnership's managing general partner, and reviewed by independent petroleum consultants. The carrying amounts of properties sold or otherwise disposed of and the related allowances for depletion are eliminated from the accounts and any gain or loss is included in operations.

     Impairment of long-lived assets -- In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the Partnership reviews its long-lived assets to be held and used on an individual property basis, including oil and gas properties accounted for under the successful efforts method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows is less than the carrying amount of the assets. In this circumstance, the Partnership recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

     Use of estimates in the preparation of financial statements -- Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Net income (loss) per limited partnership interest -- The net income (loss) per limited partnership interest is calculated by using the number of outstanding limited partnership interests.

                          PARKER & PARSLEY 82-II, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Income taxes -- A Federal income tax provision has not been included in the financial statements as the income of the Partnership is included in the individual Federal income tax returns of the respective partners.

     Statements of cash flows -- For purposes of reporting cash flows, cash includes depository accounts held by banks.

     General and administrative expenses -- General and administrative expenses are allocated in part to the Partnership by the managing general partner or its affiliates. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     Reclassifications -- Certain reclassifications may have been made to the 1997 and 1996 financial statements to conform to the 1998 financial statement presentation.

     Environmental -- The Partnership is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Partnership to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of cash payments for the liability or component are fixed or reliably determinable. No such liabilities have been accrued as of December 31, 1998.

     Revenue recognition -- The Partnership uses the entitlements method of accounting for crude oil and natural gas revenues.

     Reporting comprehensive income -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") establishes standards for the reporting and display of comprehensive income (loss) and its components in a full set of general purpose financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Partnership has no items of other comprehensive income (loss), as defined by SFAS No. 130. Consequently, the provisions of SFAS No. 130 do not apply to the Partnership.

NOTE 3. IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS 121, the Partnership reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of the carrying value of the Partnership's oil and gas properties. Based upon a decline in the Partnership's outlook for future commodity prices, the Partnership has estimated the expected future cash flows of its oil and gas properties as of December 31, 1998 and 1997, and compared such estimated future cash flows to the respective carrying amount of the oil and gas properties to determine if the carrying amounts were likely to be recoverable. For those proved oil and gas properties for which the carrying amount exceeded the estimated future cash flows, an impairment was determined to exist; therefore, the Partnership adjusted the carrying amount of those oil and gas properties to their fair value as determined by discounting their expected future cash flows at a discount rate commensurate with the risks involved in the industry. As a result, the Partnership recognized non-cash impairment provisions of $65,229 and $310,732 related to its proved oil and gas properties during 1998 and 1997, respectively.

                          PARKER & PARSLEY 82-II, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. INCOME TAXES

     The financial statement basis of the Partnership's net assets and liabilities was $331,537 less than the tax basis at December 31, 1998.

     The following is a reconciliation of net income (loss) per statements of operations with the net income per Federal income tax returns for the years ended December 31:

                                                        1998        1997       1996
                                                      ---------   --------   --------
Net income (loss) per statements of operations......  $(131,488)  $(93,386)  $322,918
Depletion and depreciation provisions for tax
  reporting purposes less than amounts for financial
  reporting purposes................................    163,319    129,114     98,829
Impairment of oil and gas properties for financial
  reporting purposes................................     65,229    310,732         --
Other, net..........................................        217     58,698     29,945
                                                      ---------   --------   --------
          Net income per Federal income tax
            returns.................................  $  97,277   $405,158   $451,692
                                                      =========   ========   ========

NOTE 5. OIL AND GAS PRODUCING ACTIVITIES

     The following is a summary of the costs incurred, whether capitalized or expensed, related to the Partnership's oil and gas producing activities for the years ended December 31:

                                                          1998       1997       1996
                                                         -------    -------    ------
Development costs......................................  $13,600    $(4,803)   $9,856
                                                         =======    =======    ======

     Capitalized oil and gas properties consist of the following:

                                                                1998          1997
                                                             -----------   -----------
Proved properties:
  Property acquisition costs...............................  $   415,980   $   415,980
  Completed wells and equipment............................    8,018,086     8,004,486
                                                             -----------   -----------
                                                               8,434,066     8,420,466
Accumulated depletion......................................   (7,563,712)   (7,327,693)
                                                             -----------   -----------
          Net capitalized costs............................  $   870,354   $ 1,092,773
                                                             ===========   ===========

NOTE 6. RELATED PARTY TRANSACTIONS

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $133,844   $133,860   $122,545
Reimbursement of general and administrative
  expenses...........................................  $ 11,397   $ 17,950   $ 21,978

     Pioneer USA, EMPL and the Partnership are parties to the Partnership agreement. EMPL is a limited partnership in which Pioneer USA owns 83% and the remaining portion is owned by former affiliates. In addition, Pioneer USA owned
218.5 limited partner interests at January 1, 1999.

                          PARKER & PARSLEY 82-II, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     The costs and revenues of the Partnership are allocated as follows:

                                                              GENERAL    LIMITED
                                                              PARTNERS   PARTNERS
                                                              --------   --------
Revenues:
  Proceeds from property dispositions prior to cost
     recovery...............................................       10%        90%
  All other Partnership revenues............................       25%        75%
Costs and expenses:
  Lease acquisition costs, drilling and completion costs....       10%        90%
  Operating costs, direct costs and general and
     administrative expenses................................       25%        75%

NOTE 7. OIL AND GAS INFORMATION (UNAUDITED)

     The following table presents information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities during the years then ended. Due to a change in the accounting policy of the managing general partner in 1997, the Partnership began accounting for processed natural gas production in two components: processed natural gas liquids ("NGLs") and dry residue gas. NGLs are reflected in "Oil and NGLs" in the table below. All of the Partnership's reserves are proved developed and located within the United States. The Partnership's reserves are based on an evaluation prepared by the engineering staff of Pioneer USA and viewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant, using criteria established by the Securities and Exchange Commission. Reserve value information is available to limited partners pursuant to the Partnership agreement and, therefore, is not presented.

                                                              OIL AND NGLS      GAS
                                                                 (BBLS)        (MCF)
                                                              ------------   ---------
Net proved reserves at January 1, 1996......................     350,071     1,377,708
Revisions...................................................      25,559        (4,590)
Production..................................................     (24,283)      (77,814)
                                                                --------     ---------
Net proved reserves at December 31, 1996....................     351,347     1,295,304
Revisions...................................................      73,904      (696,504)
Sale of reserves............................................     (23,878)      (28,436)
Production..................................................     (25,018)      (57,516)
                                                                --------     ---------
Net proved reserves at December 31, 1997....................     376,355       512,848
Revisions...................................................    (163,438)     (164,998)
Production..................................................     (27,854)      (41,862)
                                                                --------     ---------
Net proved reserves at December 31, 1998....................     185,063       305,988
                                                                ========     =========

     As of December 31, 1998, the estimated present value of future net revenues of proved reserves, calculated using December 31, 1998 prices of $10.61 per barrel of oil, $5.55 per barrel of NGLs and $1.38 per mcf of gas, discounted at 10% was approximately $332,000 and undiscounted was $560,000.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves. The Partnership emphasizes that reserve estimates are inherently imprecise and, accordingly, the estimates are expected to change as future information becomes available.

                          PARKER & PARSLEY 82-II, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 8. MAJOR CUSTOMERS

     The following table reflects the major customers of the Partnership's oil and gas sales (a major customer is defined as a customer whose sales exceed 10% of total sales) during the years ended December 31:

                                                              1998   1997   1996
                                                              ----   ----   ----
Genesis Crude Oil, L.P......................................  66%    66%    67%
Western Gas Resources, Inc. ................................  21%    17%    15%

     At December 31, 1998, the amounts receivable from Genesis Crude Oil, L.P. and Western Gas Resources, Inc. were $13,053 and $11,532, respectively, which are included in the caption "Accounts receivable -- oil and gas sales" in the accompanying Balance Sheet.

     The Partnership's share of oil and gas production is sold to various purchasers. Pioneer USA is of the opinion that the loss of any one purchaser would not have an adverse effect on the ability of the Partnership to sell its oil and gas production.

NOTE 9. ORGANIZATION AND OPERATIONS

     The Partnership was organized September 30, 1982 as a limited partnership under the Texas Uniform Limited Partnership Act for the purpose of acquiring and developing oil and gas properties. The following is a brief summary of the more significant provisions of the limited partnership agreement:

          General partners -- The general partners of the Partnership are Pioneer USA and EMPL. Pioneer USA, the managing general partner, has the power and authority to manage, control and administer all Partnership affairs. As managing general partner and operator of the Partnership's properties, all production expenses are incurred by Pioneer USA and billed to the Partnership and a portion of revenue is initially received by Pioneer USA prior to being paid to the Partnership.

          Limited partner liability -- The maximum amount of liability of any limited partner is the total contributions of such partner plus his share of any undistributed profits.

          Initial capital contributions -- The limited partners entered into subscription agreements for aggregate capital contributions of $12,252,000. The general partners are required to contribute amounts equal to 10% of Partnership expenditures for lease acquisition, drilling and completion and 25% of direct, general and administrative and operating expenses, and by agreement must maintain a calculated minimum capital balance.

NOTE 10. DISPOSITION OF ASSETS

     Gain on disposition of assets of $88,515 recognized during 1997 primarily resulted from the sale of six oil and gas wells and an overriding royalty interest in one well.

ITEM 9.CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP

     The Partnership does not have any officers or directors. Under the limited partnership agreement, the Partnership's managing general partner, Pioneer USA, is granted the exclusive right and full authority to manage, control and administer the Partnership's business.

     Set forth below are the names, ages and positions of the directors and executive officers of Pioneer USA. Directors of Pioneer USA are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

                                   AGE AT
                                DECEMBER 31,
NAME                                1998                            POSITION
----                            ------------                        --------
Scott D. Sheffield............       46        President and Director
Timothy L. Dove...............       42        Executive Vice President and Director
Dennis E. Fagerstone..........       49        Executive Vice President and Director
Mark L. Withrow...............       51        Executive Vice President, General Counsel and
                                                 Director
M. Garrett Smith..............       37        Executive Vice President, Chief Financial Officer
                                                 and Director
Mel Fischer(a)................       64        Executive Vice President
Lon C. Kile...................       43        Executive Vice President
Rich Dealy....................       32        Vice President and Chief Accounting Officer

---------------

(a) Mr. Fischer was a director and officer until his retirement from Pioneer and Pioneer USA on February 15, 1999.

     Scott D. Sheffield. Mr. Sheffield is a distinguished graduate of The University of Texas with a B.S. in Petroleum Engineering. Since August 1997, he has served as President, Chief Executive Officer and a director of Pioneer and President and a director of Pioneer USA. Mr. Sheffield was the President and a director of Parker & Parsley from May 1990 until August 1997 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley from October 1990 until August 1997. He was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. He served as Vice President -- Engineering of PPDC from September 1981 until April 1985 when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove became Executive Vice President -- Business Development of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Prior to joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp, in various capacities in international exploration and production, marketing, refining and marketing and planning and development. Mr. Dove earned a B.S. in Mechanical

Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. He served as Executive Vice President and Chief Operating Officer of Mesa from March 1, 1997 until August 1997. From October 1996 to February 1997, Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa and from May 1991 to October 1996, he served as Vice President -- Exploration and Production of Mesa. From June 1988 to May 1991, Mr. Fagerstone served as Vice President -- Operations of Mesa.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a B. S. in Accounting and Texas Tech University with a Juris Doctorate degree, became Executive Vice President, General Counsel and Secretary of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Withrow was Vice President -- General Counsel of Parker & Parsley from January 1991, when he joined Parker & Parsley, to January 1995, when he was appointed Senior Vice President -- General Counsel. He was Parker & Parsley's Secretary from August 1992 until August 1997. Prior to joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     M. Garrett Smith. Mr. Smith, a graduate of The University of Texas with a B.S. in Electrical Engineering and Southern Methodist University with an M.B.A., was appointed Executive Vice President and Chief Financial Officer of Pioneer in December 1997. He served as Senior Vice President -- Finance of Pioneer from August 1997 until December 1997. Mr. Smith was elected Senior Vice President -- Finance and a director of Pioneer USA in August 1997. He served as Vice President -- Corporate Acquisitions of Mesa from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of Mesa and from 1994 to 1996 he served as Director of Financial Planning of Mesa. Mr. Smith was employed by BTC Partners, Inc. (a former financial advisor to Mesa) from 1989 to 1994.

     Mel Fischer. Mr. Fischer, a graduate of the University of California at Berkeley with a Masters degree in Geology, became Executive Vice
President -- Worldwide Exploration of Pioneer and Pioneer USA in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997 and was Executive Vice President -- Worldwide Exploration for Parker & Parsley from February 1997 to August 1997. Mr. Fischer retired from Pioneer and Pioneer USA effective February 15, 1999. Mr. Fischer worked in the petroleum industry for 32 years, starting as a Petroleum Geologist with Texaco in 1962, and retiring as President, Occidental International Exploration and Production Company in March 1994. For the 10 years prior to becoming President of Occidental International, he served as Executive Vice President, World Wide Exploration with Occidental Oil and Gas Corporation. He is a registered geologist in the State of California, a member of the American Association of Petroleum Geologists and an emeritus member of the Board of Advisors for the Earth Sciences Research Institute at the University of Utah.

     Lon C. Kile. Mr. Kile, a graduate of Oklahoma State University with a B.B.A. in Accounting, became Executive Vice President of Pioneer and Pioneer USA in August 1997. Mr. Kile was Senior Vice President -- Investor Relations from October 1996 to August 1997. Previously, he served as Vice President and Manager of the Mid-Continent Division, Vice President -- Equity Finance & Analysis and Vice President -- Marketing & Program Administration. Prior to joining Parker & Parsley in 1985, he was employed as Supervisor -- Senior, Audit, in charge of Parker & Parsley's audit, with Arthur Young.

     Rich Dealy. Mr. Dealy is a graduate of Eastern New Mexico University with a B.B.A. in Accounting and Finance and is a Certified Public Accountant. He became Vice President and Chief Accounting Officer of Pioneer and Pioneer USA in February 1998. Mr. Dealy served as Controller of Pioneer USA from August 1997 to February 1998. He served as Controller of Parker & Parsley from August 1995 to August 1997. Mr. Dealy joined Parker & Parsley as an Accounting Manager in July, 1992. He was previously employed with KPMG Peat Marwick as an Audit Senior, in charge of Parker & Parsley's audit.

ITEM 11. EXECUTIVE COMPENSATION

     The Partnership does not have any directors or officers. Management of the Partnership is vested in Pioneer USA, the managing general partner. Under the Partnership agreement, Pioneer USA pays 8% of the Partnership's acquisition, drilling and completion costs and 20% of its operating and general and administrative expenses. In return, Pioneer USA is allocated 20% of the Partnership's revenues. See Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" for information regarding fees and reimbursements paid to the managing general partner or its affiliates by the Partnership.

     EMPL is a co-general partner of the Partnership. Under this arrangement, EMPL pays 2% of the Partnership's acquisition, drilling and completion costs and 5% of its operating and general and administrative expenses. In return, EMPL is allocated 5% of the Partnership's revenues. EMPL does not receive any fees or reimbursements from the Partnership.

     The Partnership does not directly pay any salaries of the executive officers of Pioneer USA, but does pay a portion of Pioneer USA's general and administrative expenses of which these salaries are a part. See Note 6 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  (a) Beneficial owners of more than five percent

     The Partnership is not aware of any person who beneficially owns 5% or more of the outstanding limited partnership interests of the Partnership. Pioneer USA and EMPL respectively own 80% and 20% of the general partners' interests in the Partnership. Pioneer USA owned 218.5 limited partner interests at January 1, 1999.

  (b) Security ownership of management

     The Partnership does not have any officers or directors. The managing general partner of the Partnership, Pioneer USA, has the exclusive right and full authority to manage, control and administer the Partnership's business. Under the limited partnership agreement, limited partners holding a majority of the outstanding limited partnership interests have the right to take certain actions, including the removal of the managing general partner or any other general partner. The Partnership is not aware of any current arrangement or activity which may lead to such removal. The Partnership is not aware of any officer or director of Pioneer USA who beneficially owns limited partnership interests in the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Transactions with the managing general partner or its affiliates

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the general partners or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $133,844   $133,860   $122,545
Reimbursement of general and administrative
  expenses...........................................  $ 11,397   $ 17,950   $ 21,978

     Under the limited partnership agreement, the general partners, Pioneer USA and EMPL, together pay 10% of Partnership's acquisition, drilling and completion costs and 25% of its operating and general and administrative expenses. In return, they are allocated 25% of the Partnership's revenues. Twenty percent of the general partner's share of costs and revenues is allocated to EMPL and the remainder is allocated to Pioneer USA. Certain former affiliates of the managing general partner are limited partners of EMPL. Also, see Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and

Supplementary Data", regarding the Partnership's participation with the managing general partner in oil and gas activities of the Partnership.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

  (a) 1. Financial statements

     The following are filed as part of this annual report:

          Independent Auditors' Report -- Ernst & Young LLP

          Independent Auditors' Report -- KPMG LLP

          Balance sheets as of December 31, 1998 and 1997

          Statements of operations for the years ended December 31, 1998, 1997 and 1996

          Statements of partners' capital for the years ended December 31, 1998, 1997 and 1996

          Statements of cash flows for the years ended December 31, 1998, 1997 and 1996

          Notes to financial statements

  2. Financial statement schedules

     All financial statement schedules have been omitted since the required information is in the financial statements or notes thereto, or is not applicable nor required.

  (b) Reports on Form 8-K

     None.

  (c) Exhibits

     The exhibits listed on the accompanying index to exhibits are filed or incorporated by reference as part of this annual report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PARKER & PARSLEY 82-II, LTD.

                                            By:  Pioneer Natural Resources USA,
                                                 Inc.
                                                 Managing General Partner

                                            By:   /s/ SCOTT D. SHEFFIELD
                                              ----------------------------------
                                                     Scott D. Sheffield,
                                                          President

Dated: March 23, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


       /s/ SCOTT D. SHEFFIELD          President and Director of              March 23, 1999
-------------------------------------    Pioneer USA
         Scott D. Sheffield

         /s/ TIMOTHY L. DOVE           Executive Vice President and           March 23, 1999
-------------------------------------    Director of Pioneer USA
           Timothy L. Dove

      /s/ DENNIS E. FAGERSTONE         Executive Vice President and           March 23, 1999
-------------------------------------    Director of Pioneer USA
        Dennis E. Fagerstone

         /s/ MARK L. WITHROW           Executive Vice President, General      March 23, 1999
-------------------------------------    Counsel and Director of Pioneer USA
           Mark L. Withrow

        /s/ M. GARRETT SMITH           Executive Vice President, Chief        March 23, 1999
-------------------------------------    Financial Officer and Director
          M. Garrett Smith               of Pioneer USA

           /s/ LON C. KILE             Executive Vice President of            March 23, 1999
-------------------------------------    Pioneer USA
             Lon C. Kile

           /s/ RICH DEALY              Vice President and Chief Accounting    March 23, 1999
-------------------------------------    Officer of Pioneer USA
             Rich Dealy

                          PARKER & PARSLEY 82-II, LTD.

                               INDEX TO EXHIBITS

     The following documents are incorporated by reference in response to Item 14(c):

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------

          3.1            -- Agreement of Limited Partnership of Parker & Parsley
                            82-II, Ltd. incorporated by reference to Exhibit 4(e) of
                            Partnership's Registration Statement on Form S-1
                            (Registration No. 2-75503B), as amended on February 4,
                            1982, the effective date thereof (hereinafter called, the
                            Partnership's Registration Statement)
          3.2            -- Amended and Restated Certificate of Limited Partnership
                            of Parker & Parsley 82-II, Ltd. incorporated by reference
                            to Exhibit 3.2 of the Partnership's Annual Report on Form
                            10-K for the year ended December 31, 1983
          4.1            -- Form of Subscription Agreement and Power of Attorney
                            incorporated by reference to Exhibit 4(b) of the
                            Partnership's Registration Statement
          4.2            -- Specimen Certificate of Limited Partnership Interest
                            incorporated by reference to Exhibit 4(d) of the
                            Partnership's Registration Statement
         27.1*           -- Financial Data Schedule
         99.1            -- Mutual Release and Indemnity Agreement dated May 25, 1993 incorporated by reference to Exhibit 99.1 of the
                            Partnership's Annual Report on Form 10-K for the year
                            ended December 31, 1993

---------------

*  filed herewith

                          PARKER & PARSLEY 82-II, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)
                        DECEMBER 31, 1998, 1997 AND 1996

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

     The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing discounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rates to the difference.

     Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider probable reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                              ---------------------------------
                                                                1998        1997        1996
                                                              ---------   ---------   ---------
                                                                       (IN THOUSANDS)
Oil and gas producing activities:
  Future cash inflows.......................................   $ 2,024     $ 7,050     $13,506
  Future production costs...................................    (1,464)     (4,279)     (7,342)
  Future development costs..................................        --          --          97
                                                               -------     -------     -------
                                                                   560       2,771       6,261
  10% annual discount factor................................      (228)     (1,296)     (3,164)
                                                               -------     -------     -------
  Standardized measure of discounted future net cash
     flows..................................................   $   332     $ 1,475     $ 3,097
                                                               =======     =======     =======

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               1998      1997      1996
                                                              -------   -------   ------
                                                                    (IN THOUSANDS)
Oil and Gas Producing Activities:
  Oil and gas sales, net of production costs................  $  (106)  $  (275)  $ (424)
  Net changes in prices and production costs................     (871)   (1,279)   1,280
  Extensions and discoveries................................       --        --       --
  Sales of minerals-in-place................................       --      (146)      --
  Purchases of minerals-in-place............................       --        --       --
  Revisions of estimated future development costs...........       --       (52)     (33)
  Revisions of previous quantity estimates and reserves
     added by development drilling..........................     (241)     (129)     139
  Accretion of discount.....................................      147       310      207
  Changes in production rates, timing and other.............      (72)      (51)    (145)
                                                              -------   -------   ------
  Change in present value of future net revenues............   (1,143)   (1,622)   1,024
                                                              -------   -------   ------
  Balance, beginning of year................................    1,475     3,097    2,073
                                                              -------   -------   ------
  Balance, end of year......................................  $   332   $ 1,475   $3,097
                                                              =======   =======   ======

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                            SUPPLEMENTAL INFORMATION

                                       OF

            PARKER & PARSLEY 83-A, LTD., A TEXAS LIMITED PARTNERSHIP

                                       TO

            PROXY STATEMENT DATED                             , 1999

                             ----------------------

       THE DATE OF THIS SUPPLEMENT IS                             , 1999
                             ----------------------

     This document contains important information specific to Parker & Parsley
83-A, Ltd. and supplements the proxy statement dated             , 1999, of
Pioneer Natural Resources USA, Inc., by which Pioneer USA is soliciting proxies to be voted at a special meeting of limited partners of the partnerships described in the proxy statement. The purpose of the special meeting is for you to vote upon the merger of Parker & Parsley 83-A, Ltd. with and into Pioneer USA that, if completed, will result in your receiving cash for your partnership interests.

     This supplement contains the following information concerning Parker & Parsley 83-A, Ltd.:

     - A table containing:

        -- the aggregate initial investment by the limited partners

        -- the aggregate historical limited partner distributions through June
           30, 1999

        -- the merger value per $1,000 limited partner investment as of June 30,
           1999

        -- the merger value per $1,000 limited partner investment as a multiple of distributions for the 12 months ended June 30, 1999

        -- the book value per $1,000 limited partner investment as of June 30, 1999 and as of December 31, 1998 and

        -- the ordinary tax loss per $1,000 limited partner investment in year of initial investment

     - Quarterly Report on Form 10-Q for the six months ended June 30, 1999

     - Annual Report on Form 10-K for the year ended December 31, 1998

     - Disclosures about the partnership's oil and gas producing activities

                          PARKER & PARSLEY 83-A, LTD.

                         SUPPLEMENTAL INFORMATION TABLE

Aggregate Initial Investment by the Limited Partners(a).....  $19,505
Aggregate Historical Limited Partner Distributions through
  June 30, 1999(a)..........................................  $24,665
Merger Value per $1,000 Limited Partner Investment as of
  June 30, 1999(b)..........................................  $ 69.56
Merger Value per $1,000 Limited Partner Investment as a
  Multiple of Distributions for the 12 Months ended June 30,
  1999(b)...................................................     4.73times
Book Value per $1,000 Limited Partner Investment:
  -- as of June 30, 1999(b).................................  $ 74.93
  -- as of December 31, 1998(b).............................  $ 77.11
Ordinary Tax Loss per $1,000 Limited Partner Investment in
  Year of Initial Investment(b), (c)........................  $   499

---------------

(a)  Stated in thousands.

(b) Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

(c) Your ability to use your distributive share of the partnership's loss to offset your other income may have been subject to certain limitations at your level as a partner, and you may therefore wish to consult your tax advisor to determine the additional value, if any, actually realized by you in your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                          COMMISSION FILE NO. 2-81398A

                          PARKER & PARSLEY 83-A, LTD.
             (Exact name of Registrant as specified in its charter)

                    TEXAS                                        75-1891384
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

      Registrant's Telephone Number, including area code : (915) 683-4768

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          PARKER & PARSLEY 83-A, LTD.

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
                    PART I. FINANCIAL INFORMATION
  ITEM 1. FINANCIAL STATEMENTS
       Balance Sheets as of June 30, 1999 and December 31,
        1998..................................................    3
       Statements of Operations for the three and six months
        ended June 30, 1999 and 1998..........................    4
       Statement of Partners' Capital for the six months ended
        June 30, 1999.........................................    5
       Statements of Cash Flows for the six months ended June
        30, 1999 and 1998.....................................    6
       Notes to Financial Statements..........................    7
  ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
          CONDITION AND RESULTS OF OPERATIONS.................    8
                      PART II. OTHER INFORMATION
  ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K
       27.1 Financial Data Schedule...........................   11
       Signatures.............................................   12

                         PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                          PARKER & PARSLEY 83-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                     ASSETS

                                                                JUNE 30,     DECEMBER 31,
                                                                  1999           1998
                                                              ------------   ------------
                                                              (UNAUDITED)
Current assets:
  Cash......................................................  $    123,761   $     94,700
  Accounts receivable -- oil and gas sales..................       146,474        101,658
                                                              ------------   ------------
          Total current assets..............................       270,235        196,358
                                                              ------------   ------------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    16,884,557     16,884,175
Accumulated depletion.......................................   (15,482,848)   (15,388,824)
                                                              ------------   ------------
          Net oil and gas properties........................     1,401,709      1,495,351
                                                              ------------   ------------
                                                              $  1,671,944   $  1,691,709
                                                              ============   ============

                            LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $     42,190   $     23,407
Partners' capital:
  General partners..........................................       168,330        164,245
  Limited partners (19,505 interests).......................     1,461,424      1,504,057
                                                              ------------   ------------
                                                                 1,629,754      1,668,302
                                                              ------------   ------------
                                                              $  1,671,944   $  1,691,709
                                                              ============   ============

     The financial information included as of June 30, 1999 has been prepared by management
                without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 83-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                   THREE MONTHS ENDED       SIX MONTHS ENDED
                                                        JUNE 30,                JUNE 30,
                                                  --------------------    --------------------
                                                    1999        1998        1999        1998
                                                  --------    --------    --------    --------
Revenues:
  Oil and gas...................................  $265,731    $234,748    $439,976    $498,027
  Interest......................................     1,145       5,066       2,231      10,021
  Gain on disposition of assets.................        --       3,702          --       3,702
                                                  --------    --------    --------    --------
                                                   266,876     243,516     442,207     511,750
                                                  --------    --------    --------    --------
Costs and expenses:
  Oil and gas production........................   187,295     192,845     369,495     380,882
  General and administrative....................     8,752       9,429      15,845      16,961
  Depletion.....................................    30,992      80,390      94,024     138,680
                                                  --------    --------    --------    --------
                                                   227,039     282,664     479,364     536,523
                                                  --------    --------    --------    --------
Net income (loss)...............................  $ 39,837    $(39,148)   $(37,157)   $(24,773)
                                                  ========    ========    ========    ========
Allocation of net income (loss):
  General partners..............................  $ 14,803    $  2,023    $  5,476    $ 14,558
                                                  ========    ========    ========    ========
  Limited partners..............................  $ 25,034    $(41,171)   $(42,633)   $(39,331)
                                                  ========    ========    ========    ========
Net income (loss) per limited partnership
  interest......................................  $   1.28    $  (2.11)   $  (2.19)   $  (2.02)
                                                  ========    ========    ========    ========
Distributions per limited partnership
  interest......................................  $     --    $   1.10    $     --    $   6.48
                                                  ========    ========    ========    ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 83-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         STATEMENT OF PARTNERS' CAPITAL
                                  (UNAUDITED)

                                                            GENERAL     LIMITED
                                                            PARTNERS    PARTNERS      TOTAL
                                                            --------   ----------   ----------
Balance at January 1, 1999................................  $164,245   $1,504,057   $1,668,302
  Distributions...........................................    (1,391)          --       (1,391)
  Net income (loss).......................................     5,476      (42,633)     (37,157)
                                                            --------   ----------   ----------
Balance at June 30, 1999..................................  $168,330   $1,461,424   $1,629,754
                                                            ========   ==========   ==========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 83-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                    JUNE 30,
                                                              --------------------
                                                                1999       1998
                                                              --------   ---------
Cash flows from operating activities:
  Net loss..................................................  $(37,157)  $ (24,773)
  Adjustments to reconcile net loss to net cash provided by
     operating activities:
     Depletion..............................................    94,024     138,680
     Gain on disposition of assets..........................        --      (3,702)
  Changes in assets and liabilities:
     Accounts receivable....................................   (44,816)     27,314
     Accounts payable.......................................    18,783       4,485
                                                              --------   ---------
          Net cash provided by operating activities.........    30,834     142,004
                                                              --------   ---------
Cash flows from investing activities:
  Additions to oil and gas properties.......................    (1,192)     (7,697)
  Proceeds from asset disposition...........................       810     271,839
                                                              --------   ---------
          Net cash provided by (used in) investing
            activities......................................      (382)    264,142
                                                              --------   ---------
Cash flows used in financing activities:
  Cash distributions to partners............................    (1,391)   (170,715)
                                                              --------   ---------
Net increase in cash........................................    29,061     235,431
Cash at beginning of period.................................    94,700     173,276
                                                              --------   ---------
Cash at end of period.......................................  $123,761   $ 408,707
                                                              ========   =========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 83-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 83-A, Ltd. (the "Partnership") is a limited partnership organized in 1983 under the laws of the State of Texas.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. BASIS OF PRESENTATION

     In the opinion of management, the unaudited financial statements of the Partnership as of June 30, 1999 and for the three and six months ended June 30, 1999 and 1998 include all adjustments and accruals consisting only of normal recurring accrual adjustments which are necessary for a fair presentation of the results for the interim period. However, these interim results are not necessarily indicative of results for a full year.

     Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in this Form 10-Q pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements should be read in conjunction with the financial statements and the notes thereto contained in the Partnership's Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, a copy of which is available upon request by writing to Rich Dealy, Vice President and Chief Accounting Officer, 5205 North O'Connor Boulevard, 1400 Williams Square West, Irving, Texas 75039-3746.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS(1)

RESULTS OF OPERATIONS

  Six months ended June 30, 1999 compared with six months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues decreased 12% to $439,976 from $498,027 for the six months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from lower average prices received and a decrease in production. For the six months ended June 30, 1998, 21,076 barrels of oil, 12,312 barrels of natural gas liquids ("NGLs") and 52,185 mcf of gas were sold, or 42,086 barrel of oil equivalents ("BOEs"). For the six months ended June 30, 1998, 24,420 barrels of oil, 9,853 barrels of NGLs and 48,253 mcf of gas were sold, or 42,315 BOEs.

     The average price received per barrel of oil decreased $1.40, or 10%, from $14.31 for the six months ended June 30, 1998 to $12.91 for the same period in 1999. The average price received per barrel of NGLs increased slightly from $7.13 during the six months ended June 30, 1998 to $7.21 for the same period in 1999. The average price received per mcf of gas decreased 6% from $1.62 during the six months ended June 30, 1998 to $1.52 in 1999. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received during the six months ended June 30, 1999.

     The volatility of commodity prices has had, and continues to have, a significant impact on the Partnership's revenues and operating cash flow and could result in additional decreases to the carrying value of the Partnership's oil and gas properties.

     A gain on disposition of assets of $3,702 was recognized during the six months ended June 30, 1998 from post closing adjustments received from the sale of 16 oil and gas wells during 1997.

     Costs and Expenses:

     Total costs and expenses decreased to $479,364 for the six months ended June 30, 1999 as compared to $536,523 for the same period in 1998, a decrease of $57,159, or 11%. This decrease was due to declines in depletion, production costs and general and administrative expenses ("G&A").

     Production costs were $369,495 for the six months ended June 30, 1999 and $380,882 for the same period in 1998 resulting in an $11,387 decrease, or 3%. The decrease was due to declines in production taxes and ad valorem taxes.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 7% from $16,961 for the six months ended June 30, 1998 to $15,845 for the same period in 1999.

     Depletion was $94,024 for the six months ended June 30, 1999 compared to $138,680 for the same period in 1999, a decrease of $44,656, or 32%. This decrease was primarily attributable to an increase in proved reserves during the period ended June 30, 1999 due to higher commodity prices, a reduction in oil production of 3,344 barrels for the six months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121") during the fourth quarter of 1998.

  Three months ended June 30, 1999 compared with three months ended June 30,
  1998

     Revenues:

     The Partnership's oil and gas revenues increased 13% to $265,731 from $234,748 for the three months ended June 30, 1999 and 1998, respectively. The increase in revenues resulted from higher average prices received and an increase in production. For the three months ended June 30, 1999, 10,609 barrels of oil,

7,264 barrels of NGLs and 28,207 mcf of gas were sold, or 22,574 BOEs. For the three months ended June 30, 1998, 11,785 barrels of oil, 5,131 barrels of NGLs and 23,837 mcf of gas were sold, or 20,889 BOEs.

     The average price received per barrel of oil increased $1.39, or 10%, from $13.46 for the three months ended June 30, 1998 to $14.85 for the same period in 1999. The average price received per barrel of NGLs increased $1.17, or 16%, from $7.40 during the three months ended June 30, 1998 to $8.57 for the same period in 1999. The average price received per mcf of gas increased slightly to $1.63 for the three months ended June 30, 1999 from $1.60 in 1998.

     A gain on disposition of assets of $3,702 was recognized during the three months ended June 30, 1998 from post closing adjustments received from the sale of 16 oil and gas wells during 1997.

     Costs and Expenses:

     Total costs and expenses decreased to $227,039 for the three months ended June 30, 1999 as compared to $282,664 for the same period in 1998, a decrease of $55,625, or 20%. This decrease was due to declines in depletion, production costs and G&A.

     Production costs were $187,295 for the three months ended June 30, 1999 and $192,845 for the same period in 1998 resulting in a $5,550 decrease, or 3%. The decrease was due to lower well maintenance costs and a decline in ad valorem taxes.

     During this period, G&A decreased, in aggregate, 7% from $9,429 for the three months ended June 30, 1998 to $8,752 for the same period in 1999.

     Depletion was $30,992 for the three months ended June 30, 1999 compared to $80,390 for the same period in 1998. This represented a decrease in depletion of $49,398, or 61%. This decrease was primarily attributable to an increase in proved reserves during the period ended June 30, 1999 as a result of higher commodity prices, a reduction in oil production of 1,176 barrels for the three months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1998.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $111,170 during the six months ended June 30, 1999 from the same period in 1998. This decrease was attributable to a decline in oil and gas sales receipts, offset by declines in production costs and G&A expenses paid.

  Net Cash Provided by (Used in) Investing Activities

     The Partnership's investment activities during the six months ended June 30, 1999 and 1998 included expenditures related to equipment replacement on various oil and gas properties.

     Proceeds from asset dispositions of $810 were received during the six months ended June 30, 1999 from equipment credits on active properties. Proceeds of $271,839 were received during the same period in 1998 from the sale of 16 oil and gas wells during 1997.

  Net Cash Used in Financing Activities

     For the six months ended June 30, 1999, $1,391 was distributed to the general partners with no distribution to the limited partners. For the same period ended June 30, 1998, cash was sufficient for distributions to the partners of $170,715 of which $44,388 was distributed to the general partners and $126,327 to the limited partners.

     From the third quarter of 1997 through the first quarter of 1999, there was a declining trend in oil and gas levels. During the first quarter of 1999, the Organization of Petroleum Exporting Countries and certain other crude oil exporting nations announced reductions in their planned export volumes. These announcements, together with early indications that the nations have initiated their planned reductions, have had some stabilizing effect on commodity prices during the latter part of the first quarter of 1999 and into August 1999. However, no assurances can be given that the stabilizing effect of these actions, or the planned reductions in export volumes, will be sustained for an extended period of time.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright, or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     As of June 30, 1999, the managing general partner estimates that the assessment phase is approximately 99% complete and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     Through June 30, 1999, the managing general partner had distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 52% of the inquiries.

     The remedial phase of the managing general partner's Year 2000 project is in varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of June 30, 1999, the managing general partner estimates that the remedial phase is approximately 83% complete, on a worldwide basis, subject to continuing evaluations of the responses to third party inquiries and to the testing phase results. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and has completed the testing of the system for Year 2000 compliance. The remediation of non-information technology is expected to be completed by October 1999. The managing general partner's Year 2000 remedial actions have not delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of information technology systems by October 1999. The testing of the non-information technology remediation is scheduled to be completed by the end of November 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. As of June 30, 1999, the managing general partner's total costs incurred on the Year 2000 problem were $2.3 million, of which approximately $200 thousand were incurred to replace non-compliant systems.

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the business continuity and contingency planning phase of the managing general partner's Year 2000 project, contingency plans were designed to mitigate the exposures to mission critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.
---------------

(1) "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements.

                           PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

  (a) Exhibits

     27.1 Financial Data Schedule

  (b) Reports on Form 8-K -- none

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARKER & PARSLEY 83-A, LTD.

                                            By: Pioneer Natural Resources USA,
                                                Inc.
                                                Managing General Partner

                                            By:       /s/ RICH DEALY
                                              ----------------------------------
                                                Rich Dealy, Vice President and
                                                   Chief Accounting Officer

Dated: August 6, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                                   FORM 10-K
                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998
                          COMMISSION FILE NO. 2-81398A

                          PARKER & PARSLEY 83-A, LTD.
             (Exact name of Registrant as specified in its charter)

                    TEXAS                                        75-1891384
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

        Securities registered pursuant to Section 12(b) of the Act: NONE

          Securities registered pursuant to Section 12(g) of the Act:
                LIMITED PARTNERSHIP INTERESTS ($1,000 PER UNIT)
     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

     No market currently exists for the limited partnership interests of the Registrant. Based on original purchase price the aggregate market value of limited partnership interests owned by non-affiliates of the Registrant is $18,918,000.

     As of March 8, 1999, the number of outstanding limited partnership interests was 19,505.

     The following documents are incorporated by reference into the indicated parts of this Annual Report on Form 10-K: None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Parts I and II of this Report contain forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements. See "Item 1. Business" for a description of various factors that could materially affect the ability of the Partnership to achieve the anticipated results described in the forward looking statements.

                                     PART I

ITEM 1. BUSINESS

     Parker & Parsley 83-A, Ltd. (the "Partnership") is a limited partnership organized in 1983 under the laws of the State of Texas. On August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership, joining the existing general partner, P&P Employees 83-A, Ltd. ("EMPL"), a Texas limited partnership whose general partner is Pioneer USA, and 19,505 limited partnership interests as of March 8, 1999. Prior to August 8, 1997, the Partnership's managing general partner and the general partner of EMPL was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership and the general partner of EMPL as Pioneer USA's successor by merger. For a more complete description of the Parker & Parsley and Mesa merger, see Pioneer's Registration Statement on Form S-4 as filed with the Securities and Exchange Commission.

     A Registration Statement, as amended, filed pursuant to the Securities Act of 1933, registering limited partnership interests aggregating $44,000,000 in a series of Texas limited partnerships formed under the Parker & Parsley 83 Development Drilling Program, was declared effective by the Securities and Exchange Commission on April 26, 1983. On July 1, 1983, the offering of limited partnership interests in the Partnership, the first partnership formed under such registration statement, was closed, with interests aggregating $19,505,000 being sold to 1,364 subscribers.

     The Partnership engages primarily in oil and gas development and production and is not involved in any industry segment other than oil and gas. See "Item 6. Selected Financial Data" and "Item 8. Financial Statements and Supplementary Data" of this report for a summary of the Partnership's revenue, income and identifiable assets.

     The principal markets during 1998 for the oil produced by the Partnership were refineries and oil transmission companies that have facilities near the Partnership's oil producing properties. The principal markets for the Partnership's gas were companies that have pipelines located near the Partnership's gas producing properties. Of the Partnership's total oil and gas revenues for 1998, approximately 64% and 17% were attributable to sales made to Genesis Crude Oil, L.P. and Western Gas Resources, Inc., respectively.

     The Partnership's revenues, profitability, cash flow and future rate of growth are highly dependent on the prevailing prices of oil and gas, which are affected by numerous factors beyond the Partnership's control. Oil and gas prices historically have been very volatile. A substantial or extended decline in the prices of oil or gas could have a material adverse effect on the Partnership's revenues, profitability and cash flow and could, under certain circumstances, result in a reduction in the carrying value of the Partnership's oil and gas properties.

     Because of the demand for oil and gas, the Partnership does not believe that the termination of the sales of its products to any one customer would have a material adverse impact on its operations. The loss of a particular customer for gas may have an effect if that particular customer has the only gas pipeline located in the areas of the Partnership's gas producing properties. The Partnership believes, however, that the effect would be temporary, until alternative arrangements could be made.

     Federal and state regulation of oil and gas operations generally includes the fixing of maximum prices for regulated categories of natural gas, the imposition of maximum allowable production rates, the taxation of income and other items, and the protection of the environment. Although the Partnership believes that its business operations do not impair environmental quality and that its costs of complying with any applicable environmental regulations are not currently significant, the Partnership cannot predict what, if any, effect these environmental regulations may have on its current or future operations.

     The Partnership does not have any employees of its own. Pioneer USA employs 818 persons, many of whom dedicated a part of their time to the conduct of the Partnership's business during the period for which this report is filed. Pioneer USA is responsible for all management functions.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves.

     No material part of the Partnership's business is seasonal and the Partnership conducts no foreign operations.

ITEM 2. PROPERTIES

     The Partnership's properties consist primarily of leasehold interests in properties on which oil and gas wells are located. Such property interests are often subject to landowner royalties, overriding royalties and other oil and gas leasehold interests.

     Fractional working interests in developmental oil and gas prospects located primarily in the Spraberry Trend Area of West Texas were acquired by the Partnership, resulting in the Partnership's participation in the drilling of 69 oil and gas wells. Two wells were dry holes from previous periods, 22 wells have been sold and three wells have been plugged and abandoned due to unprofitable operations. The Partnership received interests in six additional wells in 1993 due to the Partnership's back-in after payout provisions. At December 31, 1998, 42 wells were producing.

     For information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996, and changes in such quantities for the years then ended, see Note 7 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" below. Such reserves have been estimated by the engineering staff of Pioneer USA with a review by Williamson Petroleum Consultants, Inc., an independent petroleum consultant.

ITEM 3. LEGAL PROCEEDINGS

     The Partnership from time to time is a party to various legal proceedings incidental to its business involving claims in oil and gas leases or interests, other claims for damages in amounts not in excess of 10% of its current assets and other matters, none of which Pioneer believes to be material to the Partnership.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to a vote of security holders during the fourth quarter of 1998.

                                    PART II

ITEM 5. MARKET FOR PARTNERSHIP'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     At March 8, 1999, the Partnership had 19,505 outstanding limited partnership interests held of record by 1,301 subscribers. There is no established public trading market for the limited partnership interests. Under the limited partnership agreement, Pioneer USA has made certain commitments to purchase partnership interests at a computed value.

     Revenues which, in the sole judgement of the managing general partner, are not required to meet the Partnership's obligations are distributed to the partners at least quarterly in accordance with the limited partnership agreement. During the years ended December 31, 1998 and 1997, distributions of $404,324 and $477,874, respectively, were made to the limited partners.

ITEM 6. SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the years ended December 31:

                                         1998         1997         1996          1995         1994
                                      ----------   ----------   ----------    ----------   ----------
Operating results:
  Oil and gas sales.................  $  910,252   $1,402,306   $1,768,325    $1,433,517   $1,441,190
                                      ==========   ==========   ==========    ==========   ==========
  Impairment of oil and gas
     properties.....................  $  430,351   $1,194,023   $       --    $  147,353   $  491,050
                                      ==========   ==========   ==========    ==========   ==========
  Litigation settlement, net........  $       --   $       --   $  852,211    $       --   $       --
                                      ==========   ==========   ==========    ==========   ==========
  Net income (loss).................  $ (784,583)  $ (811,642)  $1,483,261    $  (12,017)  $ (474,032)
                                      ==========   ==========   ==========    ==========   ==========
  Allocation of net income (loss):
     General partners...............  $  (52,520)  $   (1,662)  $  389,185    $  104,436   $   34,602
                                      ==========   ==========   ==========    ==========   ==========
     Limited partners...............  $ (732,063)  $ (809,980)  $1,094,076    $ (116,453)  $ (508,634)
                                      ==========   ==========   ==========    ==========   ==========
  Limited partners' net income
     (loss) per limited partnership
     interest.......................  $   (37.53)  $   (41.53)  $    56.09    $    (5.97)  $   (26.08)
                                      ==========   ==========   ==========    ==========   ==========
  Limited partners' cash
     distributions per limited
     partnership interest...........  $    20.73   $    24.50   $    72.73(a) $    21.54   $    20.21
                                      ==========   ==========   ==========    ==========   ==========
At year end:
  Total assets......................  $1,691,709   $3,015,116   $4,459,272    $4,865,672   $5,385,572
                                      ==========   ==========   ==========    ==========   ==========

---------------

(a) Including litigation settlement per limited partnership interest of $34.33 in 1996.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  1998 compared to 1997

     The Partnership's 1998 oil and gas revenues decreased 35% to $910,252 from $1,402,306 in 1997. The decrease in revenues resulted from lower average prices received. In 1998, 46,586 barrels of oil, 21,026 barrels of natural gas liquids ("NGLs") and 95,156 mcf of gas were sold, or 83,471 barrel of oil equivalents ("BOEs"). In 1997, 50,079 barrels of oil, 9,475 barrels of NGLs and 141,525 mcf of gas were sold, or 83,142 BOEs. Due to the decline characteristics of the Partnership's oil and gas properties, management expects a certain amount of decline in production in the future until the Partnership's economically recoverable reserves are fully depleted.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. Effective September 30, 1997, as a result of the merger with Mesa, the managing general partner accounts for processed natural gas production in two components: natural gas liquids and dry residue gas. As a result of the change in the managing general partner's policy, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, separate product volumes will not be comparable for periods prior to September 30, 1997. Also, prices for gas products will not be comparable as the price per mcf for natural gas for the year ended December 31, 1998 is the price received for dry residue gas and the price per mcf for natural gas produced prior to October 1997 was presented as a price for wet gas (i.e., natural gas liquids combined with dry residue gas).

     The average price received per barrel of oil decreased $6.11, or 31%, from $19.45 in 1997 to $13.34 in 1998. The average price received per barrel of NGLs decreased $4.07, or 39%, from $10.56 in 1997 to $6.49 in 1998. The average price received per mcf of gas decreased 31% from $2.32 in 1997 to $1.60 in 1998. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1998.

     A gain on disposition of assets of $3,702 and $194,795 was recognized during 1998 and 1997, respectively, from the sale of 16 oil and gas wells.

     Total costs and expenses decreased in 1998 to $1,715,723 as compared to $2,420,282 in 1997, a decrease of $704,559, or 29%. The decrease was primarily due to declines in the impairment of oil and gas properties, production costs and general and administrative expenses ("G&A"), offset by an increase in depletion.

     Production costs were $731,005 in 1998 and $848,492 in 1997, resulting in a $117,487 decrease, or 14%. The decrease was attributable to less operating expenses due to the sale of 16 oil and gas wells during 1997 and declines in production taxes and workover expenses.

     G&A's components are independent accounting and engineering fees, computer services, postage and managing general partner personnel costs. During this period, G&A decreased, in aggregate, 37% from $52,167 in 1997 to $33,000 in 1998. The Partnership paid the managing general partner $27,308 in 1998 and $42,069 in 1997 for G&A incurred on behalf of the Partnership. G&A is allocated, in part, to the Partnership by the managing general partner. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the managing general partner reviews the Partnership's oil and gas properties for impairment whenever events or circumstances indicate a decline in the recoverability of the carrying value of the Partnership's assets may have occurred. Declining commodity prices prompted impairment reviews in 1998 and 1997. As a result of the review and evaluation of its long-lived assets for impairment, the Partnership recognized non-cash charges of $430,351 and $1,194,023 related to its oil and gas properties during 1998 and 1997, respectively.

     Depletion was $521,367 in 1998 compared to $325,600 in 1997. This represented an increase of $195,767, or 60%. The increase was the result of a combination of factors that included a decline in proved reserves during 1998 due to the lower commodity prices, offset by a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1997 and a reduction in oil production of 3,493 barrels for the period ended December 31, 1998 compared to the same period in 1997.

  1997 compared to 1996

     The Partnership's 1997 oil and gas revenues decreased 21% to $1,402,306 from $1,768,325 in 1996. The decrease in revenues resulted from declines in production and lower average prices received. In 1997,

50,079 barrels of oil, 9,475 barrels of NGLs and 141,525 mcf of gas were sold, or 83,142 BOEs. In 1996, 58,125 barrels of oil and 190,717 mcf of gas were sold, or 89,911 BOEs.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. As is described above in "Results of Operations -- 1998 compared to 1997", the Partnership changed its method of accounting for processed natural gas to a dry gas basis in the fourth quarter of 1997. As a result of this change, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, 1997 and 1996 separate product volumes are not comparable.

     The declines in production volumes were primarily attributable to the decline characteristics of the Partnership's oil and gas properties.

     The average price received per barrel of oil decreased $2.30, or 11%, from $21.75 in 1996 to $19.45 in 1997. The average price received per barrel of NGLs during 1997 was $10.56. The average price received per mcf of gas decreased 12% from $2.64 in 1996 to $2.32 in 1997. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1997.

     As is described in "Results of Operations" -- 1998 compared to 1997", gain on disposition of assets of $194,795 was recognized during 1997 from the sale of 16 oil and gas wells. A gain on disposition of assets of $932 was received during 1996 from equipment credits received on two fully depleted wells.

     On April 29, 1996, Southmark Corporation, Pioneer USA and the Partnership entered into a final $7.4 million settlement agreement with Jack N. Price resolving all outstanding litigation between the parties. As a result, all of the pending lawsuits and judgments have been dismissed, the supersedeas bond released, and the Reserve released as collateral. On June 28, 1996, a final distribution was made to the working interest owners of $852,211 which included $669,535, or $34.33 per limited partnership interest, to the Partnership and its partners.

     Total costs and expenses increased in 1997 to $2,420,282 as compared to $1,157,195 in 1996, an increase of $1,263,087. The increase was primarily due to the impairment of oil and gas properties in addition to increases in production costs and depletion, offset by a decrease in G&A.

     Production costs were $848,492 in 1997 and $784,014 in 1996, resulting in a $64,478 increase, or 8%. The increase was attributable to higher well maintenance costs and workover expenses incurred in an effort to stimulate well production, offset by a decline in production taxes.

     During this period, G&A decreased, in aggregate, 15% from $61,613 in 1996 to $52,167 in 1997. The Partnership paid the managing general partner $42,069 in 1997 and $53,004 in 1996 for G&A incurred on behalf of the Partnership.

     The Partnership recognized a non-cash SFAS 121 impairment provision of $1,194,023 related to its proved oil and gas properties during the fourth quarter of 1997.

     Depletion was $325,600 in 1997 compared to $311,568 in 1996. This represented an increase of $14,032, or 5%. The increase was attributable to a decline in oil reserves during 1997 as a result of lower commodity prices, offset by a decline in oil production of 8,046 barrels for 1997 as compared to 1996.

IMPACT OF INFLATION AND CHANGING PRICES ON SALES AND NET INCOME

     Inflation impacts the fixed overhead rate charges of the lease operating expenses for the Partnership. During 1998, the annual change in the index of average weekly earnings of crude petroleum and gas production workers issued by the U.S. Department of Labor, Bureau of Labor Statistics increased (effective April 1, 1998) 10.3%. The 1997 annual change in average weekly earnings increased by 2%. The 1996 index increased 4.1%. The impact of inflation for other lease operating expenses is small due to the current economic condition of the oil industry.

     The oil and gas industry experienced volatility during the past decade because of the fluctuation of the supply of most fossil fuels relative to the demand for such products and other uncertainties in the world energy markets causing significant fluctuations in oil and gas prices. During 1998, the price per barrel for oil production similar to the Partnership's ranged from approximately $9.50 to $15.50. During most of 1997 and 1996, the Partnership benefitted from higher oil prices as compared to previous years. However, during the fourth quarter of 1997, oil prices began a downward trend that has continued into March 1999. On March 8, 1999, the market price for West Texas intermediate crude was $11.00 per barrel. A continuation of the current commodity price environment experienced will continue to have an adverse effect on the Partnership's revenues, operating cash flow and distributions and could result in additional decreases in the carrying value of the Partnership's oil and gas properties.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $186,202 during the year ended December 31, 1998 from 1997. This decrease was primarily due to a decline in oil and gas sales receipts, offset by declines in production costs and G&A expenses paid.

  Net Cash Provided by (Used in) Investing Activities

     The Partnership's investing activities during 1998 and 1997 included expenditures related to equipment replacement on various oil and gas properties.

     Proceeds from disposition of assets of $271,839 and $268,137, respectively, were received during 1998 and 1997 from the sale of 16 oil and gas wells in 1997.

  Net Cash Used in Financing Activities

     Cash was sufficient in 1998 for distributions to the partners of $523,583 of which $119,259 was distributed to the general partners and $404,324 to the limited partners. In 1997, cash was sufficient for distributions to the partners of $632,355 of which $154,481 general partners and $477,874 to the limited partners.

     The current commodity price environment will continue to impact the distributions and could result in limited or no distributions to the partners.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     The assessment phase of the managing general partner's Year 2000 project is at varying stages of completion as it pertains to information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the assessment phase is approximately 86% complete, on a worldwide basis, and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     The managing general partner expects to complete the assessment phase of its Year 2000 project by the end of the first quarter of 1999 but is being delayed by limited responses received on inquiries made of third party businesses. To date, the managing general partner has distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 37% of those inquiries.

     The remedial phase of the managing general partner's Year 2000 project is also at varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the remedial phase is approximately 54% complete, on a worldwide basis, subject to the continuing results of the third party inquiry assessments and the testing phase. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and is currently testing this system for Year 2000 compliance. The remediation of non-information technology is expected to be completed during July 1999. The managing general partner's Year 2000 remedial actions have not significantly delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of the Artesia system upgrades by March 1999 and all other information technology systems and non-information technology remediation by the end of the third quarter of 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. The managing general partner intends to use its working capital to pay for the costs of the Year 2000 projects. As of December 31, 1998, the managing general partner's total costs incurred on the Year 2000 problem were $1.8 million, of which $200 thousand were incurred to replace non-compliant systems. The managing general partner will allocate a portion of the costs of the Year 2000 programming charges to the Partnership in accordance with the general and administration allocation. (See Note 2 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".)

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the assessment phase of the managing general partner's Year 2000 project, contingency plans are being designed to mitigate the exposures to mission-critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

                                                               PAGE
                                                               ----
Financial Statements of Parker & Parsley 83-A, Ltd:
  Independent Auditors' Report -- Ernst & Young LLP.........    10
  Independent Auditors' Report -- KPMG LLP..................    11
  Balance Sheets as of December 31, 1998 and 1997...........    12
  Statements of Operations for the Years Ended December 31,
     1998, 1997 and 1996....................................    13
  Statements of Partners' Capital for the Years Ended
     December 31, 1998, 1997 and 1996.......................    14
  Statements of Cash Flows for the Years Ended December 31,
     1998, 1997 and 1996....................................    15
  Notes to Financial Statements.............................    16

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 83-A, Ltd.
(A Texas Limited Partnership):

     We have audited the balance sheet of Parker & Parsley 83-A, Ltd. as of December 31, 1998, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 83-A, Ltd. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

Dallas, Texas
March 15, 1999

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 83-A, Ltd.
(A Texas Limited Partnership):

     We have audited the financial statements of Parker & Parsley 83-A, Ltd. as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 83-A, Ltd. as of December 31, 1997, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Midland, Texas
March 20, 1998

                          PARKER & PARSLEY 83-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                  DECEMBER 31

                                     ASSETS

                                                                  1998           1997
                                                              ------------   ------------
Current assets:
  Cash......................................................  $     94,700   $    173,276
  Accounts receivable:
     Oil and gas sales......................................       101,658        141,577
     Other..................................................            --        268,137
                                                              ------------   ------------
          Total current assets..............................       196,358        582,990
                                                              ------------   ------------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    16,884,175     16,869,232
Accumulated depletion.......................................   (15,388,824)   (14,437,106)
                                                              ------------   ------------
          Net oil and gas properties........................     1,495,351      2,432,126
                                                              ------------   ------------
                                                              $  1,691,709   $  3,015,116
                                                              ============   ============

                            LIABILITIES AND PARTNERS' CAPITAL

Current Liabilities:
  Accounts payable -- affiliate.............................  $     23,407   $     38,648
Partners' capital:
  General partners..........................................       164,245        336,024
  Limited partners (19,505 interests).......................     1,504,057      2,640,444
                                                              ------------   ------------
                                                                 1,668,302      2,976,468
                                                              ------------   ------------
                                                              $  1,691,709   $  3,015,116
                                                              ============   ============

   The accompanying notes are an integral part of these financial statements.

                           PARKER & PARSLEY 83-A, LTD
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998         1997         1996
                                                           ----------   ----------   ----------
Revenues:
  Oil and gas............................................  $  910,252   $1,402,306   $1,768,325
  Interest...............................................      17,186       11,539       18,988
  Gain on disposition of assets..........................       3,702      194,795          932
  Litigation settlement..................................          --           --      852,211
                                                           ----------   ----------   ----------
                                                              931,140    1,608,640    2,640,456
                                                           ----------   ----------   ----------
Costs and expenses:
  Oil and gas production.................................     731,005      848,492      784,014
  General and administrative.............................      33,000       52,167       61,613
  Impairment of oil and gas properties...................     430,351    1,194,023           --
  Depletion..............................................     521,367      325,600      311,568
                                                           ----------   ----------   ----------
                                                            1,715,723    2,420,282    1,157,195
                                                           ----------   ----------   ----------
Net income (loss)........................................  $ (784,583)  $ (811,642)  $1,483,261
                                                           ==========   ==========   ==========
Allocation of net income (loss):
  General partners.......................................  $  (52,520)  $   (1,662)  $  389,185
                                                           ==========   ==========   ==========
  Limited partners.......................................  $ (732,063)  $ (809,980)  $1,094,076
                                                           ==========   ==========   ==========
Net income (loss) per limited partnership interest.......  $   (37.53)  $   (41.53)  $    56.09
                                                           ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 83-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                        STATEMENTS OF PARTNERS' CAPITAL

                                                          GENERAL      LIMITED
                                                         PARTNERS     PARTNERS        TOTAL
                                                         ---------   -----------   -----------
Partners' capital at January 1, 1996...................  $ 498,847   $ 4,252,851   $ 4,751,698
  Distributions........................................   (395,865)   (1,418,629)   (1,814,494)
  Net income...........................................    389,185     1,094,076     1,483,261
                                                         ---------   -----------   -----------
Partners' capital at December 31, 1996.................    492,167     3,928,298     4,420,465
  Distributions........................................   (154,481)     (477,874)     (632,355)
  Net loss.............................................     (1,662)     (809,980)     (811,642)
                                                         ---------   -----------   -----------
Partners' capital at December 31, 1997.................    336,024     2,640,444     2,976,468
  Distributions........................................   (119,259)     (404,324)     (523,583)
  Net loss.............................................    (52,520)     (732,063)     (784,583)
                                                         ---------   -----------   -----------
Partners' capital at December 31, 1998.................  $ 164,245   $ 1,504,057   $ 1,668,302
                                                         =========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 83-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31

                                                            1998         1997         1996
                                                          ---------   ----------   -----------
Cash flows from operating activities:
  Net income (loss).....................................  $(784,583)  $ (811,642)  $ 1,483,261
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Impairment of oil and gas properties...............    430,351    1,194,023            --
     Depletion..........................................    521,367      325,600       311,568
     Gain on disposition of assets......................     (3,702)    (194,795)         (932)
  Changes in assets and liabilities:
     Accounts receivable................................     39,919     (138,714)     (107,980)
     Accounts payable...................................    (15,241)        (159)      (75,160)
                                                          ---------   ----------   -----------
          Net cash provided by operating activities.....    188,111      374,313     1,610,757
                                                          ---------   ----------   -----------
Cash flows from investing activities:
  Additions to oil and gas properties...................    (14,943)      (8,483)       (3,311)
  Proceeds from asset dispositions......................    271,839      268,137           932
                                                          ---------   ----------   -----------
          Net cash provided by (used in) investing
            activities..................................    256,896      259,654        (2,379)
                                                          ---------   ----------   -----------
Cash flows from financing activities:
  Cash distributions to partners........................   (523,583)    (632,355)   (1,814,494)
                                                          ---------   ----------   -----------
Net increase (decrease) in cash.........................    (78,576)       1,612      (206,116)
Cash at beginning of year...............................    173,276      171,664       377,780
                                                          ---------   ----------   -----------
Cash at end of year.....................................  $  94,700   $  173,276   $   171,664
                                                          =========   ==========   ===========

   The accompanying notes are an integral part of these financial statements.

                           PARKER & PARSLEY 83-A LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 83-A, Ltd. (the "Partnership") is a limited partnership organized in 1983 under the laws of the State of Texas. On August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership, joining the existing general partner, P&P Employees 83-A, Ltd. ("EMPL"), a Texas limited partnership whose general partner is Pioneer USA, and 19,505 limited partnership interests as of March 8, 1999. Prior to August 8, 1997, the Partnership's managing general partner and the general partner of EMPL was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership and the general partner of EMPL as Pioneer USA's successor by merger.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Oil and gas properties -- The Partnership utilizes the successful efforts method of accounting for its oil and gas properties and equipment. Under this method, all costs associated with productive wells and nonproductive development wells are capitalized while nonproductive exploration costs are expensed. Capitalized costs relating to proved properties are depleted using the unit-of-production method on a property-by-property basis based on proved oil (dominant mineral) reserves as determined by the engineering staff of Pioneer USA, the Partnership's managing general partner, and reviewed by independent petroleum consultants. The carrying amounts of properties sold or otherwise disposed of and the related allowances for depletion are eliminated from the accounts and any gain or loss is included in operations.

     Impairment of long-lived assets -- In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the Partnership reviews its long-lived assets to be held and used on an individual property basis, including oil and gas properties accounted for under the successful efforts method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows is less than the carrying amount of the assets. In this circumstance, the Partnership recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

     Use of estimates in the preparation of financial statements -- Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Net income (loss) per limited partnership interest -- The net income (loss) per limited partnership interest is calculated by using the number of outstanding limited partnership interests.

                           PARKER & PARSLEY 83-A LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

     Income taxes -- A Federal income tax provision has not been included in the financial statements as the income of the Partnership is included in the individual Federal income tax returns of the respective partners.

     Statements of cash flows -- For purposes of reporting cash flows, cash includes depository accounts held by banks.

     General and administrative expenses -- General and administrative expenses are allocated in part to the Partnership by the managing general partner or its affiliates. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     Reclassifications -- Certain reclassifications may have been made to the 1997 and 1996 financial statements to conform to the 1998 financial statement presentation.

     Environmental -- The Partnership is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Partnership to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of cash payments for the liability or component are fixed or reliably determinable. No such liabilities have been accrued as of December 31, 1998.

     Revenue recognition -- The Partnership uses the entitlements method of accounting for crude oil and natural gas revenues.

     Reporting comprehensive income -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") establishes standards for the reporting and display of comprehensive income (loss) and its components in a full set of general purpose financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Partnership has no items of other comprehensive income (loss), as defined by SFAS No. 130. Consequently, the provisions of SFAS No. 130 do not apply to the Partnership.

NOTE 3. IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS 121, the Partnership reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of the carrying value of the Partnership's oil and gas properties. Based upon a decline in the Partnership's outlook for future commodity prices, the Partnership has estimated the expected future cash flows of its oil and gas properties as of December 31, 1998, 1997 and 1996, and compared such estimated future cash flows to the respective carrying amount of the oil and gas properties to determine if the carrying amounts were likely to be recoverable. For those proved oil and gas properties for which the carrying amount exceeded the estimated future cash flows, an impairment was determined to exist; therefore, the Partnership adjusted the carrying amount of those oil and gas properties to their fair value as determined by discounting their expected future cash flows at a discount rate commensurate with the risks involved in the industry. As a result, the Partnership recognized non-cash impairment provisions of $430,351 and $1,194,023 related to its proved oil and gas properties during 1998 and 1997, respectively.

                           PARKER & PARSLEY 83-A LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

NOTE 4. INCOME TAXES

     The financial statement basis of the Partnership's net assets and liabilities was $867,622 less than the tax basis at December 31, 1998.

     The following is a reconciliation of net income (loss) per statements of operations with the net income per Federal income tax returns for the years ended December 31:

                                                              1998        1997         1996
                                                            ---------   ---------   ----------
Net income (loss) per statements of operations...........   $(784,583)  $(811,642)  $1,483,261
Depletion and depreciation provisions for tax reporting
  purposes less than amounts for financial reporting
  purposes...............................................     510,610     320,988      307,068
Impairment of oil and gas properties for financial
  reporting purposes.....................................     430,351   1,194,023           --
Salvage income...........................................          --          --          934
Other, net...............................................         891      45,291      (13,346)
                                                            ---------   ---------   ----------
  Net income per Federal income tax returns..............   $ 157,269   $ 748,660   $1,777,917
                                                            =========   =========   ==========

NOTE 5. OIL AND GAS PRODUCING ACTIVITIES

     The following is a summary of the costs incurred, whether capitalized or expensed, related to the Partnership's oil and gas producing activities for the years ended December 31:

                                                             1998      1997     1996
                                                            -------   ------   ------
Development costs.........................................  $14,943   $8,483   $2,372
                                                            =======   ======   ======

     Capitalized oil and gas properties consist of the following:

                                                                  1998           1997
                                                              ------------   ------------
Proved properties:
  Property acquisition costs................................  $  1,000,072   $  1,000,072
  Completed wells and equipment.............................    15,884,103     15,869,160
                                                              ------------   ------------
                                                                16,884,175     16,869,232
  Accumulated depletion.....................................   (15,388,824)   (14,437,106)
                                                              ------------   ------------
  Net capitalized costs.....................................  $  1,495,351   $  2,432,126
                                                              ============   ============

NOTE 6. RELATED PARTY TRANSACTIONS

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $370,984   $364,699   $344,400
Reimbursement of general and administrative
  expenses...........................................  $ 27,308   $ 42,069   $ 53,004

     Pioneer USA, EMPL and the Partnership are parties to the partnership agreement. EMPL is a limited partnership in which Pioneer USA owns 79% and the remaining portion owned by former affiliates. In addition, Pioneer USA owned 587 limited partner interests at January 1, 1999.

                           PARKER & PARSLEY 83-A LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

     The costs and revenues of the Partnership are allocated as follows:

                                                              GENERAL    LIMITED
                                                              PARTNERS   PARTNERS
                                                              --------   --------
Revenues:
  Proceeds from property dispositions prior to cost
     recovery...............................................    10%         90%
All other Partnership revenues..............................    25%         75%
Costs and expenses:
  Lease acquisition costs, drilling and completion costs....    10%         90%
  Operating costs, direct costs and general and
     administrative expenses................................    25%         75%
Incremental direct expenses.................................     --        100%

     Incremental direct expenses are direct expenses which would not be incurred except for the requirements of the securities regulatory authorities. Such expenses totaled $5,692, $10,098 and $8,609 in 1998, 1997 and 1996, respectively.

NOTE 7. OIL AND GAS INFORMATION (UNAUDITED)

     The following table presents information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities during the years then ended. Due to a change in the accounting policy of the managing general partner in 1997, the Partnership began accounting for processed natural gas production in two components: processed natural gas liquids ("NGLs") and dry residue gas. NGLs are reflected in "Oil and NGLs" in the table below. All of the Partnership's reserves are proved developed and located within the United States. The Partnership's reserves are based on an evaluation prepared by the engineering staff of Pioneer USA and reviewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant, using criteria established by the Securities and Exchange Commission. Reserve value information is available to limited partners pursuant to the partnership agreement and, therefore, is not presented.

                                                              OIL AND NGLS      GAS
                                                                 (BBLS)        (MCF)
                                                              ------------   ----------
Net proved reserves at January 1, 1996......................     736,467      2,646,857
Revisions...................................................     183,451        866,997
Production..................................................     (58,125)      (190,717)
                                                                --------     ----------
Net proved reserves at December 31, 1996....................     861,793      3,323,137
Revisions...................................................      12,176     (1,986,781)
Sale of reserves............................................     (48,924)       (14,964)
Production..................................................     (59,554)      (141,525)
                                                                --------     ----------
Net proved reserves at December 31, 1997....................     765,491      1,179,867
Revisions...................................................    (361,806)      (528,746)
Production..................................................     (67,612)       (95,156)
                                                                --------     ----------
Net proved reserves at December 31, 1998....................     336,073        555,965
                                                                ========     ==========

     As of December 31, 1998, the estimated present value of future net revenues of proved reserves, calculated using December 31, 1998 prices of $10.61 per barrel of oil, $5.39 per barrel of NGLs and $1.38 per mcf of gas, discounted at 10% was approximately $512,000 and undiscounted was $719,000.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are

                           PARKER & PARSLEY 83-A LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves. The Partnership emphasizes that reserve estimates are inherently imprecise and, accordingly, the estimates are expected to change as future information becomes available.

NOTE 8. MAJOR CUSTOMERS

     The following table reflects the major customers of the Partnership's oil and gas sales (a major customer is defined as a customer whose sales exceed 10% of total sales) during the years ended December 31:

                                                              1998   1997   1996
                                                              ----   ----   ----
Genesis Crude Oil, L.P......................................  64%    62%    62%
Western Gas Resources, Inc..................................  17%    18%    15%

     At December 31, 1998, the amounts receivable from Genesis Crude Oil, L.P. and Western Gas Resources, Inc. were $35,562 and $24,557, respectively, which are included in the caption "Accounts receivable -- oil and gas sales" in the accompanying Balance Sheet.

     The Partnership's share of oil and gas production is sold to various purchasers. Pioneer USA is of the opinion that the loss of any one purchaser would not have an adverse effect on the ability of the Partnership to sell its oil and gas production.

NOTE 9. ORGANIZATION AND OPERATIONS

     The Partnership was organized July 1, 1983 as a limited partnership under the Texas Uniform Limited Partnership Act for the purpose of acquiring and developing oil and gas properties. The following is a brief summary of the more significant provisions of the limited partnership agreement:

     General partners -- The general partners of the Partnership are Pioneer USA and EMPL. Pioneer USA, the managing general partner, has the power and authority to manage, control and administer all Partnership affairs. As managing general partner and operator of the Partnership's properties, all production expenses are incurred by Pioneer USA and billed to the Partnership and a portion of revenue is initially received by Pioneer USA prior to being paid to the Partnership.

     Limited partner liability -- The maximum amount of liability of any limited partner is the total contributions of such partner plus his share of any undistributed profits.

     Initial capital contributions -- The limited partners entered into subscription agreements for aggregate capital contributions of $19,505,000. The general partners are required to contribute amounts equal to 10% of Partnership expenditures for lease acquisition, drilling and completion and 25% of direct, general and administrative and operating expenses, and by agreement must maintain a calculated minimum capital balance.

NOTE 10. DISPOSITION OF ASSETS

     Gains on disposition of assets of $3,702 and $194,795 were recognized during 1998 and 1997, respectively, from the sale of 16 oil and gas wells.

ITEM 9.CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP

     The Partnership does not have any officers or directors. Under the limited partnership agreement, the Partnership's managing general partner, Pioneer USA, is granted the exclusive right and full authority to manage, control and administer the Partnership's business.

     Set forth below are the names, ages and positions of the directors and executive officers of Pioneer USA. Directors of Pioneer USA are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

                                        AGE AT
                                     DECEMBER 31,
               NAME                      1998                    POSITION
               ----                  ------------                --------
Scott D. Sheffield.................       46        President and Director
Timothy L. Dove....................       42        Executive Vice President and
                                                    Director
Dennis E. Fagerstone...............       49        Executive Vice President and
                                                    Director
Mark L. Withrow....................       51        Executive Vice President, General
                                                      Counsel and Director
M. Garrett Smith...................       37        Executive Vice President, Chief
                                                      Financial Officer and Director
Mel Fischer(a).....................       64        Executive Vice President
Lon C. Kile........................       43        Executive Vice President
Rich Dealy.........................       32        Vice President and Chief Accounting
                                                      Officer

---------------

(a) Mr. Fischer was a director and officer until his retirement from Pioneer and Pioneer USA on February 19, 1999.

     Scott D. Sheffield. Mr. Sheffield is a distinguished graduate of The University of Texas with a B.S. in Petroleum Engineering. Since August 1997, he has served as President, Chief Executive Officer and a director of Pioneer and President and a director of Pioneer USA. Mr. Sheffield was the President and a director of Parker & Parsley from May 1990 until August 1997 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley from October 1990 until August 1997. He was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. He served as Vice President -- Engineering of PPDC from September 1981 until April 1985 when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove became Executive Vice President -- Business Development of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Prior to joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp, in various capacities in international exploration and production, marketing, refining and marketing and planning and development. Mr. Dove earned a B.S. in Mechanical Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. He served as Executive Vice President and Chief Operating Officer of Mesa from March 1, 1997 until August 1997. From October 1996 to February 1997, Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa and from May 1991 to October 1996, he served as Vice President -- Exploration and Production of Mesa. From June 1988 to May 1991, Mr. Fagerstone served as Vice President -- Operations of Mesa.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a B.S. in Accounting and Texas Tech University with a Juris Doctorate degree, became Executive Vice President, General Counsel and Secretary of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Withrow was Vice President -- General Counsel of Parker & Parsley from January 1991, when he joined Parker & Parsley, to January 1995, when he was appointed Senior Vice President -- General Counsel. He was Parker & Parsley's Secretary from August 1992 until August 1997. Prior to joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     M. Garrett Smith. Mr. Smith, a graduate of The University of Texas with a B.S. in Electrical Engineering and Southern Methodist University with an M.B.A., was appointed Executive Vice President and Chief Financial Officer of Pioneer in December 1997. He served as Senior Vice President -- Finance of Pioneer from August 1997 until December 1997. Mr. Smith was elected Senior Vice President -- Finance and a director of Pioneer USA in August 1997. He served as Vice President -- Corporate Acquisitions of Mesa from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of Mesa and from 1994 to 1996 he served as Director of Financial Planning of Mesa. Mr. Smith was employed by BTC Partners, Inc. (a former financial advisor to Mesa) from 1989 to 1994.

     Mel Fischer. Mr. Fischer, a graduate of the University of California at Berkeley with a Masters degree in Geology, became Executive Vice
President -- Worldwide Exploration of Pioneer and Pioneer USA in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997 and was Executive Vice President -- Worldwide Exploration for Parker & Parsley from February 1997 to August 1997. Mr. Fischer retired from Pioneer and Pioneer USA effective February 19, 1999. He worked in the petroleum industry for 32 years, starting as a Petroleum Geologist with Texaco in 1962, and retiring as President, Occidental International Exploration and Production Company in March 1994. For the 10 years prior to becoming President of Occidental International, he served as Executive Vice President, World Wide Exploration with Occidental Oil and Gas Corporation. He is a registered geologist in the State of California, a member of the American Association of Petroleum Geologists and an emeritus member of the Board of Advisors for the Earth Sciences Research Institute at the University of Utah.

     Lon C. Kile. Mr. Kile, a graduate of Oklahoma State University with a B.B.A. in Accounting, became Executive Vice President of Pioneer and Pioneer USA in August 1997. Mr. Kile was Senior Vice President -- Investor Relations from October 1996 to August 1997. Previously, he served as Vice President and Manager of the Mid-Continent Division, Vice President -- Equity Finance & Analysis and Vice President -- Marketing & Program Administration. Prior to joining Parker & Parsley in 1985, he was employed as Supervisor -- Senior, Audit, in charge of Parker & Parsley's audit, with Arthur Young.

     Rich Dealy. Mr. Dealy is a graduate of Eastern New Mexico University with a B.B.A. in Accounting and Finance and is a Certified Public Accountant. He became Vice President and Chief Accounting Officer of Pioneer and Pioneer USA in February 1998. Mr. Dealy served as Controller of Pioneer USA from August 1997 to February 1998. He served as Controller of Parker & Parsley from August 1995 to August 1997. Mr. Dealy joined Parker & Parsley as an Accounting Manager in July, 1992. He was previously employed with KPMG Peat Marwick as an Audit Senior, in charge of Parker & Parsley's audit.

ITEM 11. EXECUTIVE COMPENSATION

     The Partnership does not have any directors or officers. Management of the Partnership is vested in Pioneer USA, the managing general partner. Under the partnership agreement, Pioneer USA pays 8% of the Partnership's acquisition, drilling and completion costs and 20% of its operating and general and administrative expenses. In return, Pioneer USA is allocated 20% of the Partnership's revenues. See Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" for information regarding fees and reimbursements paid to the managing general partner or its affiliates by the Partnership.

     EMPL is a co-general partner of the Partnership. Under this arrangement, EMPL pays 2% of the Partnership's acquisition, drilling and completion costs and 5% of its operating and general and administrative expenses. In return, EMPL is allocated 5% of the Partnership's revenues. EMPL does not receive any fees or reimbursements from the Partnership.

     The Partnership does not directly pay any salaries of the executive officers of Pioneer USA, but does pay a portion of Pioneer USA's general and administrative expenses of which these salaries are a part. See Note 6 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  (a) Beneficial owners of more than five percent

     The Partnership is not aware of any person who beneficially owns 5% or more of the outstanding limited partnership interests of the Partnership. Pioneer USA and EMPL respectively own 80% and 20% of the general partners' interests in the Partnership. Pioneer USA owned 587 limited partner interests at January 1, 1999.

  (b) Security ownership of management

     The Partnership does not have any officers or directors. The managing general partner of the Partnership, Pioneer USA, has the exclusive right and full authority to manage, control and administer the Partnership's business. Under the limited partnership agreement, limited partners holding a majority of the outstanding limited partnership interests have the right to take certain actions, including the removal of the managing general partner or any other general partner. The Partnership is not aware of any current arrangement or activity which may lead to such removal. The Partnership is not aware of any officer or director of Pioneer USA who beneficially owns limited partnership interests in the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Transactions with the managing general partner or its affiliates

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $370,984   $364,699   $344,400
Reimbursement of general and administrative
  expenses...........................................  $ 27,308   $ 42,069   $ 53,004

     Under the limited partnership agreement, the general partners, Pioneer USA and EMPL, together pay 10% of Partnership's acquisition, drilling and completion costs and 25% of its operating and general and administrative expenses. In return, they are allocated 25% of the Partnership's revenues. Twenty percent of the general partners' share of costs and revenues is allocated to EMPL and the remainder is allocated to Pioneer USA. Certain former affiliates of Pioneer USA are limited partners of EMPL. Also, see Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data", regarding the Partnership's participation with the managing general partner in oil and gas activities of the Partnership.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

  (a) 1. Financial statements

     The following are filed as part of this annual report:

          Independent Auditors' Report -- Ernst & Young LLP

          Independent Auditors' Report -- KPMG LLP

          Balance sheets as of December 31, 1998 and 1997

          Statements of operations for the years ended December 31, 1998, 1997 and 1996

          Statements of partners' capital for the years ended December 31, 1998, 1997 and 1996

          Statements of cash flows for the years ended December 31, 1998, 1997 and 1996

          Notes to financial statements

  2. Financial statement schedules

     All financial statement schedules have been omitted since the required information is in the financial statements or notes thereto, or is not applicable nor required.

  (b) Reports on Form 8-K

     None.

  (c) Exhibits

     The exhibits listed on the accompanying index to exhibits are filed or incorporated by reference as part of this annual report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PARKER & PARSLEY 83-A, LTD.

                                            By:     Pioneer Natural Resources
                                                    USA, Inc.
                                                    Managing General Partner

                                            By:   /s/ SCOTT D. SHEFFIELD
                                              ----------------------------------
                                                     Scott D. Sheffield,
                                                          President

Dated: March 23, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

               /s/ SCOTT D. SHEFFIELD                  President and Director of Pioneer USA  March 23, 1999
-----------------------------------------------------
                 Scott D. Sheffield

                 /s/ TIMOTHY L. DOVE                   Executive Vice President and Director  March 23, 1999
-----------------------------------------------------    of Pioneer USA
                   Timothy L. Dove

              /s/ DENNIS E. FAGERSTONE                 Executive Vice President and Director  March 23, 1999
-----------------------------------------------------    of Pioneer USA
                Dennis E. Fagerstone

                 /s/ MARK L. WITHROW                   Executive Vice President, General      March 23, 1999
-----------------------------------------------------    Counsel and Director of Pioneer USA
                   Mark L. Withrow

                /s/ M. GARRETT SMITH                   Executive Vice President, Chief        March 23, 1999
-----------------------------------------------------    Financial Officer and Director of
                  M. Garrett Smith                       Pioneer USA

                   /s/ LON C. KILE                     Executive Vice President of Pioneer    March 23, 1999
-----------------------------------------------------    USA
                     Lon C. Kile

                   /s/ RICH DEALY                      Vice President and Chief Accounting    March 23, 1999
-----------------------------------------------------    Officer of Pioneer USA
                     Rich Dealy

                          PARKER & PARSLEY 83-A, LTD.

                               INDEX TO EXHIBITS

     The following documents are incorporated by reference in response to Item 14(c):

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------
           3.1           -- Agreement of Limited Partnership of Parker & Parsley
                            83-A, Ltd. incorporated by reference to Exhibit 4(e) of
                            Partnership's Registration Statement on Form S-1
                            (Registration No. 2-81398A), as amended on April 26,
                            1983, the effective date thereof (hereinafter called, the
                            Partnership's Registration Statement)
           3.2           -- Amended and Restated Certificate of Limited Partnership
                            of Parker & Parsley 83-A, Ltd. incorporated by reference
                            to Exhibit 3.2 of the Partnership's Annual Report on Form
                            10-K for the period from July 1, 1983 (date of
                            organization) through December 31, 1983
           4.1           -- Form of Subscription Agreement and Power of Attorney
                            incorporated by reference to Exhibit 4(b) of the
                            Partnership's Registration Statement
           4.2           -- Specimen Certificate of Limited Partnership Interest
                            incorporated by reference to Exhibit 4(d) of the
                            Partnership's Registration Statement
          27.1*          -- Financial Data Schedule
          99.1           -- Mutual Release and Indemnity Agreement dated May 25, 1993 incorporated by reference to Exhibit 99.1 of the
                            Partnership's Annual Report on Form 10-K for the year
                            ended December 31, 1993

---------------

*  filed herewith

                          PARKER & PARSLEY 83-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)
                        DECEMBER 31, 1998, 1997 AND 1996

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

     The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing discounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rates to the difference.

     Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider probable reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                1998       1997       1996
                                                              --------   --------   ---------
                                                                      (IN THOUSANDS)
Oil and gas producing activities:
  Future cash inflows.......................................  $ 3,651    $14,585    $ 33,916
  Future production costs...................................   (2,932)    (9,813)    (18,662)
  Future development costs..................................       --         --         298
                                                              -------    -------    --------
                                                                  719      4,772      15,552
  10% annual discount factor................................     (207)    (1,922)     (7,744)
                                                              -------    -------    --------
  Standardized measure of discounted future net cash
     flows..................................................  $   512    $ 2,850    $  7,808
                                                              =======    =======    ========

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               1998      1997      1996
                                                              -------   -------   ------
                                                                    (IN THOUSANDS)
Oil and Gas Producing Activities:
  Oil and gas sales, net of production costs................  $  (179)  $  (554)  $ (984)
  Net changes in prices and production costs................   (1,843)   (3,728)   3,413
  Extensions and discoveries................................       --        --       --
  Sales of minerals-in-place................................       --      (416)      --
  Purchases of minerals-in-place............................       --        --       --
  Revisions of estimated future development costs...........       --      (178)    (148)
  Revisions of previous quantity estimates and reserves
     added by development drilling..........................     (450)     (871)   1,978
  Accretion of discount.....................................      285       781      403
  Changes in production rates, timing and other.............     (151)        8     (884)
                                                              -------   -------   ------
  Change in present value of future net revenues............   (2,338)   (4,958)   3,778
                                                              -------   -------   ------
  Balance, beginning of year................................    2,850     7,808    4,030
                                                              -------   -------   ------
  Balance, end of year......................................  $   512   $ 2,850   $7,808
                                                              =======   =======   ======

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                            SUPPLEMENTAL INFORMATION

                                       OF

            PARKER & PARSLEY 83-B, LTD., A TEXAS LIMITED PARTNERSHIP

                                       TO

            PROXY STATEMENT DATED                             , 1999

                             ----------------------

       THE DATE OF THIS SUPPLEMENT IS                             , 1999
                             ----------------------

     This document contains important information specific to Parker & Parsley
83-B, Ltd. and supplements the proxy statement dated             , 1999, of
Pioneer Natural Resources USA, Inc., by which Pioneer USA is soliciting proxies to be voted at a special meeting of limited partners of the partnerships described in the proxy statement. The purpose of the special meeting is for you to vote upon the merger of Parker & Parsley 83-B, Ltd. with and into Pioneer USA that, if completed, will result in your receiving cash for your partnership interests.

     This supplement contains the following information concerning Parker & Parsley 83-B, Ltd.:

     - A table containing:

        -- the aggregate initial investment by the limited partners

        -- the aggregate historical limited partner distributions through June
           30, 1999

        -- the merger value per $1,000 limited partner investment as of June 30,
           1999

        -- the merger value per $1,000 limited partner investment as a multiple of distributions for the 12 months ended June 30, 1999

        -- the book value per $1,000 limited partner investment as of June 30, 1999 and as of December 31, 1998 and

        -- the ordinary tax loss per $1,000 limited partner investment in year of initial investment

     - Quarterly Report on Form 10-Q for the six months ended June 30, 1999

     - Annual Report on Form 10-K for the year ended December 31, 1998

     - Disclosures about the partnership's oil and gas producing activities

                          PARKER & PARSLEY 83-B, LTD.

                         SUPPLEMENTAL INFORMATION TABLE

Aggregate Initial Investment by the Limited Partners(a).....  $23,370
Aggregate Historical Limited Partner Distributions through
  June 30, 1999(a)..........................................  $34,151
Merger Value per $1,000 Limited Partner Investment as of
  June 30, 1999(b)..........................................  $ 96.43
Merger Value per $1,000 Limited Partner Investment as a
  Multiple of Distributions for the 12 Months ended June 30,
  1999(b)...................................................    13.00times
Book Value per $1,000 Limited Partner Investment:
  -- as of June 30, 1999(b).................................  $ 92.62
  -- as of December 31, 1998(b).............................  $ 94.03
Ordinary Tax Loss per $1,000 Limited Partner Investment in
  Year of Initial Investment(b), (c)........................  $   436

---------------

(a)  Stated in thousands.

(b) Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

(c) Your ability to use your distributive share of the partnership's loss to offset your other income may have been subject to certain limitations at your level as a partner, and you may therefore wish to consult your tax advisor to determine the additional value, if any, actually realized by you in your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                          COMMISSION FILE NO. 2-81398B

                          PARKER & PARSLEY 83-B, LTD.
             (Exact name of Registrant as specified in its charter)

                    TEXAS                                        75-1907245
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          PARKER & PARSLEY 83-B, LTD.

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
                        PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS
     Balance Sheets as of June 30, 1999 and December 31, 1998..........    3
     Statements of Operations for the three and six months ended June      4
     30, 1999 and 1998.................................................
     Statement of Partners' Capital for the six months ended June 30,      5
     1999..............................................................
     Statements of Cash Flows for the six months ended June 30, 1999       6
     and 1998..........................................................
     Notes to Financial Statements.....................................    7

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND    8
        RESULTS OF OPERATIONS..........................................

                         PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K...............................   11
     27.1 Financial Data Schedule
     Signatures........................................................   12

                         PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                          PARKER & PARSLEY 83-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                     ASSETS

                                                                 JUNE 30,      DECEMBER 31,
                                                                   1999            1998
                                                               ------------    ------------
                                                               (UNAUDITED)
Current assets:
  Cash......................................................   $    216,407    $    173,699
  Accounts receivable -- oil and gas sales..................        229,851         150,704
                                                               ------------    ------------
          Total current assets..............................        446,258         324,403
                                                               ------------    ------------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................     19,491,240      19,489,320
Accumulated depletion.......................................    (17,404,813)    (17,284,587)
                                                               ------------    ------------
          Net oil and gas properties........................      2,086,427       2,204,733
                                                               ------------    ------------
                                                               $  2,532,685    $  2,529,136
                                                               ============    ============

LIABILITIES AND PARTNERS' CAPITAL
Current liabilities:
  Accounts payable -- affiliate.............................   $     59,378    $     34,427
Partners' capital:
  General partners..........................................        308,663         297,127
  Limited partners (23,370 interests).......................      2,164,644       2,197,582
                                                               ------------    ------------
                                                                  2,473,307       2,494,709
                                                               ------------    ------------
                                                               $  2,532,685    $  2,529,136
                                                               ============    ============

  The financial information included as of June 30, 1999 has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 83-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                   THREE MONTHS ENDED       SIX MONTHS ENDED
                                                        JUNE 30,                JUNE 30,
                                                   -------------------     -------------------
                                                     1999       1998         1999       1998
                                                   --------   --------     --------   --------
Revenues:
  Oil and gas....................................  $379,880   $324,521     $621,001   $669,914
  Interest.......................................     2,383      3,077        4,336      6,622
  Gain on disposition of assets..................        --        157           --        157
                                                   --------   --------     --------   --------
                                                    382,263    327,755      625,337    676,693
                                                   --------   --------     --------   --------
Costs and expenses:
  Oil and gas production.........................   210,785    262,138      416,974    529,323
  General and administrative.....................    12,187     10,964       21,326     21,809
  Depletion......................................    38,612     74,979      120,226    155,978
                                                   --------   --------     --------   --------
                                                    261,584    348,081      558,526    707,110
                                                   --------   --------     --------   --------
Net income (loss)................................  $120,679   $(20,326)    $ 66,811   $(30,417)
                                                   ========   ========     ========   ========
Allocation of net income (loss):
General partners.................................  $ 36,160   $  6,449     $ 35,411   $ 16,197
                                                   ========   ========     ========   ========
Limited partners.................................  $ 84,519   $(26,775)    $ 31,400   $(46,614)
                                                   ========   ========     ========   ========
Net income (loss) per limited partnership
  interest.......................................  $   3.61   $  (1.14)    $   1.34   $  (1.99)
                                                   ========   ========     ========   ========
Distributions per limited partnership interest...  $   1.79   $   1.50     $   2.75   $   7.10
                                                   ========   ========     ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 83-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         STATEMENT OF PARTNERS' CAPITAL
                                  (UNAUDITED)

                                                            GENERAL     LIMITED
                                                            PARTNERS    PARTNERS      TOTAL
                                                            --------   ----------   ----------
Balance at January 1, 1999................................  $297,127   $2,197,582   $2,494,709
  Distributions...........................................   (23,875)     (64,338)     (88,213)
  Net income..............................................    35,411       31,400       66,811
                                                            --------   ----------   ----------
Balance at June 30, 1999..................................  $308,663   $2,164,644   $2,473,307
                                                            ========   ==========   ==========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 83-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                    JUNE 30,
                                                              --------------------
                                                                1999        1998
                                                              --------    --------
Cash flows from operating activities:
  Net income (loss).........................................  $ 66,811    $(30,417)
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Depletion..............................................   120,226     155,978
     Gain on disposition of assets..........................        --        (157)
  Changes in assets and liabilities:
     Accounts receivable....................................   (79,147)     55,351
     Accounts payable.......................................    24,951      11,694
                                                              --------    --------
          Net cash provided by operating activities.........   132,841     192,449
                                                              --------    --------
Cash flows from investing activities:
  Additions to oil and gas properties.......................    (2,390)    (12,611)
  Proceeds from asset disposition...........................       470      10,974
                                                              --------    --------
          Net cash used in investing activities.............    (1,920)     (1,637)
                                                              --------    --------
Cash flows used in financing activities:
  Cash distributions to partners............................   (88,213)   (222,020)
                                                              --------    --------
Net increase (decrease) in cash.............................    42,708     (31,208)
  Cash at beginning of period...............................   173,699     232,778
                                                              --------    --------
Cash at end of period.......................................  $216,407    $201,570
                                                              ========    ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 83-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 1. ORGANIZATION AND NATURE OF ORGANIZATION

     Parker & Parsley 83-B, Ltd. (the "Partnership") is a limited partnership organized in 1983 under the laws of the State of Texas.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. BASIS OF PRESENTATION

     In the opinion of management, the unaudited financial statements of the Partnership as of June 30, 1999 and for the three and six months ended June 30, 1999 and 1998 include all adjustments and accruals consisting only of normal recurring accrual adjustments which are necessary for a fair presentation of the results for the interim period. These interim results are not necessarily indicative of results for a full year.

     Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in this Form 10-Q pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements should be read in conjunction with the financial statements and the notes thereto contained in the Partnership's Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, a copy of which is available upon request by writing to Rich Dealy, Vice President and Chief Accounting Officer, 5205 North O'Connor Boulevard, 1400 Williams Square West, Irving, Texas 75039-3746.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS(1)

RESULTS OF OPERATIONS

  Six months ended June 30, 1999 compared with six months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues decreased 7% to $621,001 from $669,914 for the six months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from lower average prices received, offset by a slight increase in production. For the six months ended June 30, 1999, 27,730 barrels of oil, 17,155 barrels of natural gas liquids ("NGLs") and 79,292 mcf of gas were sold, or 58,100 barrel of oil equivalents ("BOEs"). For the six months ended June 30, 1998, 31,285 barrels of oil, 14,787 barrels of NGLs and 71,913 mcf of gas were sold, or 58,058 BOEs.

     The average price received per barrel of oil decreased 6% from $14.25 for the six months ended June 30, 1998 to $13.33 for the same period in 1999. The average price received per barrel of NGLs increased 6% from $7.46 during the six months ended June 30, 1998 to $7.94 for the same period in 1999. The average price received per mcf of gas decreased 8% from $1.58 during the six months ended June 30, 1998 to $1.45 in 1999. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received during the six months ended June 30, 1999.

     The volatility of commodity prices has had, and continues to have, a significant impact on the Partnership's revenues and operating cash flow and could result in additional decreases to the carrying value of the Partnership's oil and gas properties.

     A gain on disposition of assets of $157 was recognized during the six months ended June 30, 1998 from post closing adjustments received from the sale of two oil and gas wells and an overriding royalty interest in one well during 1997.

     Costs and Expenses:

     Total costs and expenses decreased to $558,526 for the six months ended June 30, 1999 as compared to $707,110 for the same period in 1998, a decrease of $148,584, or 21%. This decrease resulted from declines in production costs, depletion and general and administrative expenses ("G&A").

     Production costs were $416,974 for the six months ended June 30, 1999 and $529,323 for the same period in 1998 resulting in a $112,349 decrease, or 21%. The decrease was due to declines in well maintenance costs, production taxes, ad valorem taxes and workover expenses.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased slightly from $21,809 for the six months ended June 30, 1998 to $21,326 for the same period in 1999.

     Depletion was $120,226 for the six months ended June 30, 1999 compared to $155,978 for the same period in 1998. This represented a decrease in depletion of $35,752, or 23%. This decrease was primarily attributable to an increase in proved reserves for the period ended June 30, 1999 due to higher commodity prices, a reduction in oil production of 3,555 barrels for the six months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121") during the fourth quarter of 1998.

  Three months ended June 30, 1999 compared with three months ended June 30,
  1998

     Revenues:

     The Partnership's oil and gas revenues increased 17% to $379,880 from $324,521 for the three months ended June 30, 1999 and 1998, respectively. The increase in revenues resulted from higher average prices received and an increase in production. For the three months ended June 30, 1999, 13,447 barrels of oil, 10,998 barrels of NGLs and 46,749 mcf of gas were sold, or 32,237 BOEs. For the three months ended June 30, 1998, 15,389 barrels of oil, 7,714 barrels of NGLs and 36,519 mcf of gas were sold, or 29,190 BOEs.

     The average price received per barrel of oil increased $1.45, or 11%, from $13.60 for the three months ended June 30, 1998 to $15.05 for the three months ended June 30, 1999. The average price received per barrel of NGLs increased $1.75, or 23%, from $7.59 during the three months ended June 30, 1998 to $9.34 for the same period in 1999. The average price received per mcf of gas increased 3% from $1.55 during the three months ended June 30, 1998 to $1.60 for the same period in 1999.

     A gain on disposition of assets of $157 was recognized during the three months ended June 30, 1998 from post closing adjustments received from the sale of two oil and gas wells and an overriding royalty interest in one well during 1997.

     Costs and Expenses:

     Total costs and expenses decreased to $261,584 for the three months ended June 30, 1999 as compared to $348,081 for the same period in 1998, a decrease of $86,497, or 25%. This decrease resulted from lower production costs and depletion, offset by an increase in G&A.

     Production costs were $210,785 for the three months ended June 30, 1999 and $262,138 for the same period in 1998 resulting in a $51,353 decrease, or 20%. The decrease was due to a decline in well maintenance costs.

     During this period, G&A increased, in aggregate, 11% from $10,964 for the three months ended June 30, 1998 to $12,187 for the same period in 1999.

     Depletion was $38,612 for the three months ended June 30, 1999 compared to $74,979 for the same period in 1998, a decrease of $36,367, or 49%. This decrease was primarily attributable to an increase in proved reserves during the period ended June 30, 1999 as a result of higher commodity prices, a reduction in oil production of 1,942 barrels for the three months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1998.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $59,608 during the six months ended June 30, 1999 from the same period ended June 30, 1998. This decrease was due to a decline in oil and gas sales receipts, offset by decreases in production costs and G&A expenses paid.

  Net Cash Used in Investing Activities

     The Partnership's investing activities during the six months ended June 30, 1999 and 1998 were related to oil and gas equipment replacement on active properties.

     Proceeds from asset disposition of $470 were received during the six months ended June 30, 1999 from equipment credits on active properties. Proceeds of $10,974 were received during the same period in 1998 from the sale of two oil and gas wells during 1997.

  Net Cash Used in Financing Activities

     Cash was sufficient for the six months ended June 30, 1999 to cover distributions to the partners of $88,213 of which $23,875 was distributed to the general partners and $64,338 to the limited partners. For the same period ended June 30, 1998, cash was sufficient for distributions to the partners of $222,020 of which $56,182 was distributed to the general partners and $165,838 to the limited partners.

     From the third quarter of 1997 through the first quarter of 1999, there was a declining trend in oil and gas levels. During the first quarter of 1999, the Organization of Petroleum Exporting Countries and certain other crude oil exporting nations announced reductions in their planned export volumes. These announcements, together with early indications that the nations have initiated their planned reductions, have had some stabilizing effect on commodity prices during the latter part of the first quarter of 1999 and into August 1999. However, no assurances can be given that the stabilizing effect of these actions, or the planned reductions in export volumes, will be sustained for an extended period of time.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright, or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     As of June 30, 1999, the managing general partner estimates that the assessment phase is approximately 99% complete and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     Through June 30, 1999, the managing general partner had distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 52% of the inquiries.

     The remedial phase of the managing general partner's Year 2000 project is in varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of June 30, 1999, the managing general partner estimates that the remedial phase is approximately 83% complete, on a worldwide basis, subject to continuing evaluations of the responses to third party inquiries and to the testing phase results. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and has completed the testing of the system for Year 2000 compliance. The remediation of non-information technology is expected to be completed by October 1999. The managing general partner's Year 2000 remedial actions have not delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of information technology systems by October 1999. The testing of the non-information technology remediation is scheduled to be completed by the end of November 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. As of June 30, 1999, the managing general partner's total costs incurred on the Year 2000 problem were $2.3 million, of which approximately $200 thousand were incurred to replace non-compliant systems.

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the business continuity and contingency planning phase of the managing general partner's Year 2000 project, contingency plans were designed to mitigate the exposures to mission critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.
---------------

(1) "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements.

                           PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

  (a) Exhibits

     27.1 Financial Data Schedule

  (b) Reports on Form 8-K -- none

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARKER & PARSLEY 83-B, LTD.

                                            By: Pioneer Natural Resources USA,
                                                Inc.,
                                                Managing General Partner

                                            By:       /s/ RICH DEALY
                                              ----------------------------------
                                                Rich Dealy, Vice President and
                                                   Chief Accounting Officer

Dated: August 5, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 10-K
                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998
                          COMMISSION FILE NO. 2-81398B

                          PARKER & PARSLEY 83-B, LTD.
             (Exact name of Registrant as specified in its charter)

                    TEXAS                                        75-1907245
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

        Securities registered pursuant to Section 12(b) of the Act: NONE
          Securities registered pursuant to Section 12(g) of the Act:
                LIMITED PARTNERSHIP INTERESTS ($1,000 PER UNIT)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

     No market currently exists for the limited partnership interests of the Registrant. Based on original purchase price the aggregate market value of limited partnership interests owned by non-affiliates of the Registrant is $22,513,000.

     As of March 8, 1999, the number of outstanding limited partnership interests was 23,370.

     The following documents are incorporated by reference into the indicated parts of this Annual Report on Form 10-K: NONE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Parts I and II of this Report contain forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements. See "Item 1. Business" for a description of various factors that could materially affect the ability of the Partnership to achieve the anticipated results described in the forward looking statements.

                                     PART I

ITEM 1. BUSINESS

     Parker & Parsley 83-B, Ltd. (the "Partnership") is a limited partnership organized in 1983 under the laws of the State of Texas. On August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership, joining the existing general partner, P&P Employees 83-B, Ltd. ("EMPL"), a Texas limited partnership whose general partner is Pioneer USA, and 23,370 limited partnership interests as of March 8, 1999. Prior to August 8, 1997, the Partnership's managing general partner and the general partner of EMPL was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership and the general partner of EMPL as PPDLP's successor by merger. For a more complete description of the Parker & Parsley and Mesa merger, see Pioneer's Registration Statement on Form S-4 as filed with the Securities and Exchange Commission.

     A Registration Statement, as amended, filed pursuant to the Securities Act of 1933, registering limited partnership interests aggregating $44,000,000 in a series of Texas limited partnerships formed under the Parker & Parsley 83 Development Drilling Program, was declared effective by the Securities and Exchange Commission on April 26, 1983. On September 27, 1983, the offering of limited partnership interests in the Partnership, the second partnership formed under such registration statement, was closed, with interests aggregating $23,370,000 being sold to 1,509 subscribers.

     The Partnership engages primarily in oil and gas development and production and is not involved in any industry segment other than oil and gas. See "Item 6. Selected Financial Data" and "Item 8. Financial Statements and Supplementary Data" of this report for a summary of the Partnership's revenue, income and identifiable assets.

     The principal markets during 1998 for the oil produced by the Partnership were refineries and oil transmission companies that have facilities near the Partnership's oil producing properties. The principal markets for the Partnership's gas were companies that have pipelines located near the Partnership's gas producing properties. Of the Partnership's total oil and gas revenues for 1998, approximately 60% and 29% were attributable to sales made to Genesis Crude Oil, L.P. and Western Gas Resources, Inc., respectively.

     The Partnership's revenues, profitability, cash flow and future rate of growth are highly dependent on the prevailing prices of oil and gas, which are affected by numerous factors beyond the Partnership's control. Oil and gas prices historically have been very volatile. A substantial or extended decline in the prices of oil or gas could have a material adverse effect on the Partnership's revenues, profitability and cash flow and could, under certain circumstances, result in a reduction in the carrying value of the Partnership's oil and gas properties.

     Because of the demand for oil and gas, the Partnership does not believe that the termination of the sales of its products to any one customer would have a material adverse impact on its operations. The loss of a particular customer for gas may have an effect if that particular customer has the only gas pipeline located in the areas of the Partnership's gas producing properties. The Partnership believes, however, that the effect would be temporary, until alternative arrangements could be made.

     Federal and state regulation of oil and gas operations generally includes the fixing of maximum prices for regulated categories of natural gas, the imposition of maximum allowable production rates, the taxation of income and other items, and the protection of the environment. Although the Partnership believes that its business operations do not impair environmental quality and that its costs of complying with any applicable environmental regulations are not currently significant, the Partnership cannot predict what, if any, effect these environmental regulations may have on its current or future operations.

     The Partnership does not have any employees of its own. Pioneer USA employs 818 persons, many of whom dedicated a part of their time to the conduct of the Partnership's business during the period for which this report is filed. Pioneer USA is responsible for all management functions.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves.

     No material part of the Partnership's business is seasonal and the Partnership conducts no foreign operations.

ITEM 2. PROPERTIES

     The Partnership's properties consist primarily of leasehold interests in properties on which oil and gas wells are located. Such property interests are often subject to landowner royalties, overriding royalties and other oil and gas leasehold interests.

     Fractional working interests in developmental oil and gas prospects located primarily in Texas were acquired by the Partnership, resulting in the Partnership's participation in the drilling of 59 productive oil and gas wells. At December 31, 1998, the Partnership had 42 producing wells. Twelve wells have been plugged and abandoned due to unprofitable operations and five wells were sold. The Partnership received interests in eight additional wells in 1993 due to the Partnership's back-in after payout provision.

     For information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996, and changes in such quantities for the years then ended, see Note 7 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" below. Such reserves have been estimated by the engineering staff of Pioneer USA with a review by Williamson Petroleum Consultants, Inc., an independent petroleum consultant.

ITEM 3. LEGAL PROCEEDINGS

     The Partnership from time to time is a party to various legal proceedings incidental to its business involving claims in oil and gas leases or interests, other claims for damages in amounts not in excess of 10% of its current assets and other matters, none of which Pioneer believes to be material to the Partnership.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to a vote of security holders during the fourth quarter of 1998.

                                    PART II

ITEM 5. MARKET FOR PARTNERSHIP'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     At March 8, 1999, the Partnership had 23,370 outstanding limited partnership interests held of record by 1,405 subscribers. There is no established public trading market for the limited partnership interests. Under the limited partnership agreement, Pioneer USA has made certain commitments to purchase partnership interests at a computed value.

     Revenues which, in the sole judgement of the managing general partner, are not required to meet the Partnership's obligations are distributed to the partners at least quarterly in accordance with the limited partnership agreement. During the years ended December 31, 1998 and 1997, distributions of $268,508 and $759,116, respectively, were made to the limited partners.

ITEM 6. SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the years ended December 31:

                             1998         1997         1996         1995          1994
                          ----------   ----------   ----------   -----------   ----------
OPERATING RESULTS:
  Oil and gas sales.....  $1,267,241   $1,924,748   $2,291,605   $ 1,858,627   $1,917,956
                          ==========   ==========   ==========   ===========   ==========
  Litigation settlement,
     net................  $       --   $       --   $1,392,304   $        --   $       --
                          ==========   ==========   ==========   ===========   ==========
  Impairment of oil and
     gas properties.....  $  362,325   $1,171,409   $       --   $ 1,382,839   $       --
                          ==========   ==========   ==========   ===========   ==========
  Net income (loss).....  $ (871,809)  $ (754,107)  $2,309,638   $(1,165,473)  $  (69,013)
                          ==========   ==========   ==========   ===========   ==========
  Allocation of net
     income (loss):
     General partners...  $  (46,980)  $   56,351   $  578,911   $    14,921   $  108,945
                          ==========   ==========   ==========   ===========   ==========
     Limited partners...  $ (824,829)  $ (810,458)  $1,730,727   $(1,180,394)  $ (177,958)
                          ==========   ==========   ==========   ===========   ==========
  Limited partners' net
     income (loss) per
     limited partnership
     interest...........  $   (35.29)  $   (34.68)  $    74.06   $    (50.51)  $    (7.61)
                          ==========   ==========   ==========   ===========   ==========
  Limited partners' cash
     distributions per
     limited partnership
     interest...........  $    11.49   $    32.48   $    80.43(a) $     27.36  $    23.20
                          ==========   ==========   ==========   ===========   ==========
AT YEAR END:
  Total assets..........  $2,529,136   $3,774,504   $5,537,639   $ 5,750,916   $7,708,783
                          ==========   ==========   ==========   ===========   ==========

---------------

(a) Including litigation settlement per limited partnership interest of $46.83 in 1996.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  1998 compared to 1997

     The Partnership's 1998 oil and gas revenues decreased 34% to $1,267,241 from $1,924,748 in 1997. The decrease in revenues resulted from lower average prices received. In 1998, 62,162 barrels of oil, 31,533 barrels of natural gas liquids ("NGLs") and 147,495 mcf of gas were sold, or 118,278 barrel of oil equivalents ("BOEs"). In 1997, 66,903 barrels of oil, 12,832 barrels of NGLs and 201,100 mcf of gas were sold, or 113,252 BOEs. Due to the decline characteristics of the Partnership's oil and gas properties, management expects a certain amount of decline in production in the future until the Partnership's economically recoverable reserves are fully depleted.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. Effective September 30, 1997, as a result of the merger with Mesa, the managing general partner accounts for processed natural gas production in two components: natural gas liquids and dry residue gas. As a result of the change in the managing general partner's policy, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, separate product volumes will not be comparable for periods prior to September 30, 1997. Also, prices for gas products will not be comparable as the price per mcf for natural gas for the year ended December 31, 1998 is the price received for dry residue gas and the price per mcf for natural gas produced prior to October 1997 was presented as a price for wet gas (i.e., natural gas liquids combined with dry residue gas).

     The average price received per barrel of oil decreased $6.23, or 32%, from $19.53 in 1997 to $13.30 in 1998. The average price received per barrel of NGLs decreased $3.95, or 37%, from $10.74 in 1997 to $6.79 in 1998. The average price received per mcf of gas decreased 36% from $2.39 in 1997 to $1.54 in 1998. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1998.

     A gain on disposition of assets of $157 was recognized during 1998 from post closing adjustments received from the sale of two oil and gas wells and an overriding royalty interest on one well during 1997. A gain of $41,460 received during 1997 consisted of $9,076 derived from the sale of two oil and gas wells and an overriding royalty interest in one well and $32,384 was received from equipment credits on four fully depleted wells, abandoned in prior years. Expenses incurred during 1997 of $2,487 related to wells plugged and abandoned.

     Total costs and expenses decreased in 1998 to $2,152,425 as compared to $2,737,358 in 1997, a decrease of $584,933, or 21%. The decrease was primarily due to declines in the impairment of oil and gas properties, production costs and general and administrative expenses ("G&A"), offset by an increase in depletion.

     Production costs were $978,080 in 1998 and $1,011,554 in 1997, resulting in a $33,474 decrease, or 3%. The decrease was due to a decline in production taxes and workover expenses, offset by additional well maintenance costs incurred in an effort to stimulate well production.

     G&A's components are independent accounting and engineering fees, and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 35% from $66,617 in 1997 to $43,488 in 1998. The Partnership paid the managing general partner $38,017 in 1998 and $57,742 in 1997 for G&A incurred on behalf of the Partnership. G&A is allocated, in part, to the Partnership by the managing general partner. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the managing general partner reviews the Partnership's oil and gas properties for impairment whenever events or circumstances indicate a decline in the recoverability of the carrying value of the Partnership's assets may have occurred. Declining commodity prices prompted impairment reviews in 1998 and 1997. As a result of the review and evaluation of its long-lived assets for impairment, the Partnership recognized non-cash charges of $362,325 and $1,171,409 related to its oil and gas properties during 1998 and 1997, respectively.

     Depletion was $768,532 in 1998 compared to $485,291 in 1997. This represented an increase of $283,241, or 58%. This increase was the result of a combination of factors that included a decline in proved reserves during 1998 due to the lower commodity prices, offset by a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1997 and a reduction in oil production of 4,741 barrels for the period ended December 31, 1998 compared to the same period in 1997.

  1997 compared to 1996

     The Partnership's 1997 oil and gas revenues decreased 16% to $1,924,748 from $2,291,605 in 1996. The decrease in revenues resulted from declines in production and lower average prices received. In 1997, 66,903 barrels of oil, 12,832 barrels of NGLs and 201,100 mcf of gas were sold, or 113,252 BOEs. In 1996, 76,045 barrels of oil and 256,127 mcf of gas were sold, or 118,733 BOEs.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. As is described above in "Results of Operations -- 1998 compared to 1997", the Partnership changed its method of accounting for processed natural gas to a dry gas basis in the fourth quarter of 1997. As a result of this change, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, 1997 and 1996 separate product volumes are not comparable.

     The declines in production volumes were primarily attributable to the decline characteristics of the Partnership's oil and gas properties.

     The average price received per barrel of oil decreased $2.39, or 11%, from $21.92 in 1996 to $19.53 in 1997. The average price received per barrel of NGLs during 1997 was $10.74. The average price received per mcf of gas decreased slightly from $2.44 in 1996 to $2.39 in 1997. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1997.

     As is described in "Results of Operations -- 1998 compared to 1997", gain on disposition of assets of $41,460 was recognized during 1997 from the sale of oil and gas wells and an overriding royalty interest in one well and from equipment credits on fully depleted wells abandoned in prior years. A gain on disposition of assets of $67,179 was recognized during 1996 from equipment credits on fully depleted wells abandoned during 1996 and salvage income from the disposal of equipment on wells plugged and abandoned in prior years. Expenses incurred during 1997 and 1996 of $2,487 and $31,686, respectively, related to wells plugged and abandoned in 1996.

     On April 29, 1996, Southmark Corporation, Pioneer USA and the Partnership entered into a final $7.4 million settlement agreement with Jack N. Price resolving all outstanding litigation between the parties. As a result, all of the pending lawsuits and judgments have been dismissed, the supersedeas bond released, and the Reserve released as collateral. On June 28, 1996, a final distribution was made to the working interest owners of $1,392,304 which included $1,094,350, or $46.83 per limited partnership interest, to the Partnership and its partners.

     Total costs and expenses increased in 1997 to $2,737,358 as compared to $1,457,126 in 1996, an increase of $1,280,232, or 88%. The increase was primarily due to the impairment of oil and gas properties, increases in depletion and production costs, offset by a decrease in abandoned property costs and G&A.

     Production costs were $1,011,554 in 1997 and $984,640 in 1996, resulting in a $26,914 increase, or 3%. The increase was due to additional workover expenses incurred in an effort to stimulate well production, offset by a decline in production taxes.

     During this period, G&A decreased, in aggregate, 12% from $75,597 in 1996 to $66,617 in 1997. The Partnership paid the managing general partner $57,742 in 1997 and $66,888 in 1996 for G&A incurred on behalf of the Partnership.

     The Partnership recognized a non-cash SFAS 121 impairment provision of $1,171,409 related to its proved oil and gas properties during the fourth quarter of 1997.

     Depletion was $485,291 in 1997 compared to $365,203 in 1996. This represented an increase of $120,088, or 33%. This increase was primarily attributable to the decline in oil reserves during 1997 as a result of lower commodity prices, offset by a decline in oil production of 9,142 barrels in 1997 compared to 1996.

IMPACT OF INFLATION AND CHANGING PRICES ON SALES AND NET INCOME

     Inflation impacts the fixed overhead rate charges of the lease operating expenses for the Partnership. During 1998, the annual change in the index of average weekly earnings of crude petroleum and gas production workers issued by the U.S. Department of Labor, Bureau of Labor Statistics increased (effective April 1, 1998) 10.3%. The 1997 annual change in average weekly earnings increased by 2%. The 1996 index increased 4.1%. The impact of inflation for other lease operating expenses is small due to the current economic condition of the oil industry.

     The oil and gas industry experienced volatility during the past decade because of the fluctuation of the supply of most fossil fuels relative to the demand for such products and other uncertainties in the world energy markets causing significant fluctuations in oil and gas prices. During 1998, the price per barrel for oil production similar to the Partnership's ranged from approximately $9.50 to $15.50. During most of 1997 and 1996, the Partnership benefitted from higher oil prices as compared to previous years. However, during the fourth quarter of 1997, oil prices began a downward trend that has continued into March 1999. On March 8, 1999, the market price for West Texas intermediate crude was $11.00 per barrel. A continuation of the current commodity price environment will continue to have an adverse effect on the Partnership's revenues, operating cash flow and distributions and could result in additional decreases in the carrying value of the Partnership's oil and gas properties.

     Prices for natural gas are subject to ordinary seasonal fluctuations, and this volatility of natural gas prices may result in production being curtailed and, in some cases, wells being completely shut-in.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $658,702 during the year ended December 31, 1998 from the year ended December 31, 1997. The decrease was primarily due to a decline in oil and gas sales receipts, offset by decreases in production costs and G&A expenses paid.

  Net Cash Provided by (Used in) Investing Activities

     The Partnership's investing activities during 1998 and 1997 were for expenditures related to oil and gas equipment replacement on active properties.

     Proceeds from asset dispositions of $10,974 were received during 1998 from the sale of two oil and gas wells during 1997. Proceeds of $43,201 received during 1997 resulted from proceeds of $10,817 from the sale of two oil and gas wells and an overriding royalty interest in one well, in addition to $32,384 received from equipment credits on four fully depleted wells abandoned in prior years.

  Net Cash Used in Financing Activities

     Cash was sufficient in 1998 for distributions to the partners of $359,926 of which $91,418 was distributed to the general partners and $268,508 to the limited partners. In 1997, cash was sufficient for distributions to the partners of $1,009,001 of which $249,885 was distributed to the general partners and $759,116 to the limited partners.

     The current commodity price environment will continue to impact the distributions and could result in limited or no distributions to the partners.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     The assessment phase of the managing general partner's Year 2000 project is at varying stages of completion as it pertains to information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the assessment phase is approximately 86% complete, on a worldwide basis, and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     The managing general partner expects to complete the assessment phase of its Year 2000 project by the end of the first quarter of 1999 but is being delayed by limited responses received on inquiries made of third party businesses. To date, the managing general partner has distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 37% of those inquiries.

     The remedial phase of the managing general partner's Year 2000 project is also at varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the remedial phase is approximately 54% complete, on a worldwide basis, subject to the continuing results of the third party inquiry assessments and the testing phase. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and is currently testing this system for Year 2000 compliance. The remediation of non-information technology is expected to be completed during July 1999. The managing general partner's Year 2000 remedial actions have not significantly delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of the Artesia system upgrades by March 1999 and all other information technology systems and non-information technology remediation by the end of the third quarter of 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. The managing general partner intends to use its working capital to pay for the costs of the Year 2000 projects. As of December 31, 1998, the managing general partner's total costs incurred on the Year 2000 problem were $1.8 million, of which $200 thousand were incurred to replace non-compliant systems. The managing general partner will allocate a portion of the costs of the Year 2000 programming charges to the Partnership in accordance with the general and administration allocation. (See Note 2 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".)

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the assessment phase of the managing general partner's Year 2000 project, contingency plans are being designed to mitigate the exposures to mission-critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Financial Statements of Parker & Parsley 83-B, Ltd:
  Independent Auditors' Report -- Ernst & Young LLP.........   10
  Independent Auditors' Report -- KPMG LLP..................   11
  Balance Sheets as of December 31, 1998 and 1997...........   12
  Statements of Operations for the Years Ended December 31,
     1998, 1997 and 1996....................................   13
  Statements of Partners' Capital for the Years Ended
     December 31, 1998, 1997 and 1996.......................   14
  Statements of Cash Flows for the Years Ended December 31,
     1998, 1997 and 1996....................................   15
  Notes to Financial Statements.............................   16

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 83-B, Ltd.
(A Texas Limited Partnership):

     We have audited the balance sheet of Parker & Parsley 83-B, Ltd. as of December 31, 1998, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 83-B, Ltd. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

Dallas, Texas
March 15, 1999

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 83-B, Ltd.
(A Texas Limited Partnership):

     We have audited the financial statements of Parker & Parsley 83-B, Ltd. as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 83-B, Ltd. as of December 31, 1997, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Midland, Texas
March 20, 1998

                          PARKER & PARSLEY 83-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                  DECEMBER 31

                                     ASSETS

                                                                   1998           1997
                                                               ------------   ------------
Current assets:
  Cash......................................................   $    173,699   $    232,778
  Accounts receivable -- oil and gas sales..................        150,704        223,024
  Other.....................................................             --         10,817
                                                               ------------   ------------
          Total current assets..............................        324,403        466,619
                                                               ------------   ------------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................     19,489,320     19,461,615
Accumulated depletion.......................................    (17,284,587)   (16,153,730)
                                                               ------------   ------------
          Net oil and gas properties........................      2,204,733      3,307,885
                                                               ------------   ------------
                                                               $  2,529,136   $  3,774,504
                                                               ============   ============
                            LIABILITIES AND PARTNERS' CAPITAL
Current Liabilities:
  Accounts payable -- affiliate.............................   $     34,427   $     48,060
Partners' capital:
  General partners..........................................        297,127        435,525
  Limited partners (23,370 interests).......................      2,197,582      3,290,919
                                                               ------------   ------------
                                                                  2,494,709      3,726,444
                                                               ------------   ------------
                                                               $  2,529,136   $  3,774,504
                                                               ============   ============

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 83-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998         1997         1996
                                                           ----------   ----------   ----------
Revenues:
  Oil and gas............................................  $1,267,241   $1,924,748   $2,291,605
  Interest...............................................      13,218       17,043       15,676
  Gain on disposition of assets..........................         157       41,460       67,179
  Litigation settlement..................................          --           --    1,392,304
                                                           ----------   ----------   ----------
                                                            1,280,616    1,983,251    3,766,764
                                                           ----------   ----------   ----------
Costs and expenses:
  Oil and gas production.................................     978,080    1,011,554      984,640
  General and administrative.............................      43,488       66,617       75,597
  Impairment of oil and gas properties...................     362,325    1,171,409           --
  Depletion..............................................     768,532      485,291      365,203
  Abandoned property.....................................          --        2,487       31,686
                                                           ----------   ----------   ----------
                                                            2,152,425    2,737,358    1,457,126
                                                           ----------   ----------   ----------
Net income (loss)........................................  $ (871,809)  $ (754,107)  $2,309,638
                                                           ==========   ==========   ==========
Allocation of net income (loss):
  General partners.......................................  $  (46,980)  $   56,351   $  578,911
                                                           ==========   ==========   ==========
  Limited partners.......................................  $ (824,829)  $ (810,458)  $1,730,727
                                                           ==========   ==========   ==========
Net income (loss) per limited partnership interest.......  $   (35.29)  $   (34.68)  $    74.06
                                                           ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 83-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                        STATEMENTS OF PARTNERS' CAPITAL

                                                          GENERAL      LIMITED
                                                         PARTNERS     PARTNERS        TOTAL
                                                         ---------   -----------   -----------
Partners' capital at January 1, 1996...................  $ 627,985   $ 5,009,377   $ 5,637,362
  Distributions........................................   (577,837)   (1,879,611)   (2,457,448)
  Net income...........................................    578,911     1,730,727     2,309,638
                                                         ---------   -----------   -----------
Partners' capital at December 31, 1996.................    629,059     4,860,493     5,489,552
  Distributions........................................   (249,885)     (759,116)   (1,009,001)
  Net income (loss)....................................     56,351      (810,458)     (754,107)
                                                         ---------   -----------   -----------
Partners' capital at December 31, 1997.................    435,525     3,290,919     3,726,444
  Distributions........................................    (91,418)     (268,508)     (359,926)
  Net loss.............................................    (46,980)     (824,829)     (871,809)
                                                         ---------   -----------   -----------
  Partners' capital at December 31, 1998...............  $ 297,127   $ 2,197,582   $ 2,494,709
                                                         =========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 83-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31

                                                           1998         1997          1996
                                                         ---------   -----------   -----------
Cash flows from operating activities:
  Net income (loss)....................................  $(871,809)  $  (754,107)  $ 2,309,638
  Adjustments to reconcile net income (loss) to net
     cash provided by operating activities:
     Impairment of oil and gas properties..............    362,325     1,171,409            --
     Depletion.........................................    768,532       485,291       365,203
     Gain on disposition of assets.....................       (157)      (41,460)      (67,179)
  Changes in assets and liabilities:
     Accounts receivable...............................     72,320       115,174      (152,061)
     Accounts payable..................................    (13,633)          (27)      (77,943)
                                                         ---------   -----------   -----------
          Net cash provided by operating activities....    317,578       976,280     2,377,658
                                                         ---------   -----------   -----------
Cash flows from investing activities:
  Additions to oil and gas properties..................    (27,705)       (6,639)       (2,559)
  Proceeds from disposition of assets..................     10,974        43,201        67,179
                                                         ---------   -----------   -----------
          Net cash provided by (used in) investing
            activities.................................    (16,731)       36,562        64,620
                                                         ---------   -----------   -----------
Cash flows from financing activities:
  Cash distributions to partners.......................   (359,926)   (1,009,001)   (2,457,448)
                                                         ---------   -----------   -----------
Net increase (decrease) in cash........................    (59,079)        3,841       (15,170)
Cash at beginning of year..............................    232,778       228,937       244,107
                                                         ---------   -----------   -----------
Cash at end of year....................................  $ 173,699   $   232,778   $   228,937
                                                         =========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 83-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 83-B, Ltd. (the "Partnership") is a limited partnership organized in 1983 under the laws of the State of Texas. On August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership, joining the existing general partner, P&P Employees 83-B, Ltd. ("EMPL"), a Texas limited partnership whose general partner is Pioneer USA, and 23,370 limited partnership interests as of March 8, 1999. Prior to August 8, 1997, the Partnership's managing general partner and the general partner of EMPL was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership and the general partner of EMPL as PPDLP's successor by merger.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Oil and gas properties -- The Partnership utilizes the successful efforts method of accounting for its oil and gas properties and equipment. Under this method, all costs associated with productive wells and nonproductive development wells are capitalized while nonproductive exploration costs are expensed. Capitalized costs relating to proved properties are depleted using the unit-of-production method on a property-by-property basis based on proved oil (dominant mineral) reserves as determined by the engineering staff of Pioneer USA, the Partnership's managing general partner, and reviewed by independent petroleum consultants. The carrying amounts of properties sold or otherwise disposed of and the related allowances for depletion are eliminated from the accounts and any gain or loss is included in operations.

     Impairment of long-lived assets -- In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the Partnership reviews its long-lived assets to be held and used on an individual property basis, including oil and gas properties accounted for under the successful efforts method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows is less than the carrying amount of the assets. In this circumstance, the Partnership recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

     Use of estimates in the preparation of financial statements -- Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Net income (loss) per limited partnership interest -- The net income (loss) per limited partnership interest is calculated by using the number of outstanding limited partnership interests.

                          PARKER & PARSLEY 83-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Income taxes -- A Federal income tax provision has not been included in the financial statements as the income of the Partnership is included in the individual Federal income tax returns of the respective partners.

     Statements of cash flows -- For purposes of reporting cash flows, cash includes depository accounts held by banks.

     General and administrative expenses -- General and administrative expenses are allocated in part to the Partnership by the managing general partner or its affiliates. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     Reclassifications -- Certain reclassifications may have been made to the 1997 and 1996 financial statements to conform to the 1998 financial statement presentation.

     Environmental -- The Partnership is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Partnership to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of cash payments for the liability or component are fixed or reliably determinable. No such liabilities have been accrued as of December 31, 1998.

     Revenue recognition -- The Partnership uses the entitlements method of accounting for crude oil and natural gas revenues.

     Reporting comprehensive income -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") establishes standards for the reporting and display of comprehensive income (loss) and its components in a full set of general purpose financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Partnership has no items of other comprehensive income (loss), as defined by SFAS No. 130. Consequently, the provisions of SFAS No. 130 do not apply to the Partnership.

NOTE 3. IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS 121, the Partnership reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of the carrying value of the Partnership's oil and gas properties. Based upon a decline in the Partnership's outlook for future commodity prices, the Partnership has estimated the expected future cash flows of its oil and gas properties as of December 31, 1998, 1997 and 1996, and compared such estimated future cash flows to the respective carrying amount of the oil and gas properties to determine if the carrying amounts were likely to be recoverable. For those proved oil and gas properties for which the carrying amount exceeded the estimated future cash flows, an impairment was determined to exist; therefore, the Partnership adjusted the carrying amount of those oil and gas properties to their fair value as determined by discounting their expected future cash flows at a discount rate commensurate with the risks involved in the industry. As a result, the Partnership recognized non-cash impairment provisions of $362,325 and $1,171,409 related to its proved oil and gas properties during 1998 and 1997, respectively.

                          PARKER & PARSLEY 83-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. INCOME TAXES

     The financial statement basis of the Partnership's net assets and liabilities was $654,353 less than the tax basis at December 31, 1998.

     The following is a reconciliation of net income (loss) per statements of operations with the net income per Federal income tax returns for the years ended December 31:

                                                      1998        1997         1996
                                                    ---------   ---------   ----------
Net income (loss) per statements of operations....  $(871,809)  $(754,107)  $2,309,638
Depletion and depreciation provisions for tax
  reporting purposes less than amounts for
  financial reporting purposes....................    749,857     471,271      354,297
Impairment of oil and gas properties for financial
  reporting purposes..............................    362,325   1,171,409           --
Salvage income....................................        422       9,656            8
Other, net........................................      7,474      (8,737)     (41,954)
                                                    ---------   ---------   ----------
          Net income per Federal income tax
            returns...............................  $ 248,269   $ 889,492   $2,621,989
                                                    =========   =========   ==========

NOTE 5. OIL AND GAS PRODUCING ACTIVITIES

     The following is a summary of the costs incurred, whether capitalized or expensed, related to the Partnership's oil and gas producing activities for the years ended December 31:

                                                         1998       1997       1996
                                                        -------   --------   --------
Development costs.....................................  $27,705   $(23,258)  $(20,458)
                                                        =======   ========   ========

     Capitalized oil and gas properties consist of the following:

                                                               1998           1997
                                                           ------------   ------------
Proved properties:
  Property acquisition costs.............................  $    946,730   $    946,730
  Completed wells and equipment..........................    18,542,590     18,514,885
                                                           ------------   ------------
                                                             19,489,320     19,461,615
Accumulated depletion....................................   (17,284,587)   (16,153,730)
                                                           ------------   ------------
          Net capitalized costs..........................  $  2,204,733   $  3,307,885
                                                           ============   ============

NOTE 6. RELATED PARTY TRANSACTIONS

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $426,899   $433,261   $402,584
Reimbursement of general and administrative
  expenses...........................................  $ 38,017   $ 57,742   $ 66,888

                          PARKER & PARSLEY 83-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Pioneer USA, EMPL and the Partnership are parties to the partnership agreement. EMPL is a limited partnership in which Pioneer USA owns 79% and the remaining portion is owned by former affiliates. In addition, Pioneer USA owned 857 limited partner interests at January 1, 1999.

     The costs and revenues of the Partnership are allocated as follows:

                                                              GENERAL    LIMITED
                                                              PARTNERS   PARTNERS
                                                              --------   --------
Revenues:
  Proceeds from property dispositions prior to cost
     recovery...............................................     10%        90%
  All other Partnership revenues............................     25%        75%
Costs and expenses:
  Lease acquisition costs, drilling and completion costs....     10%        90%
  Operating costs, direct costs and general and
     administrative expenses................................     25%        75%
  Incremental direct expenses...............................      --       100%

     Incremental direct expenses are direct expenses which would not be incurred except for the requirements of the securities regulatory authorities and totaled $5,471, $8,875 and $8,709 in 1998, 1997 and 1996, respectively.

NOTE 7. OIL AND GAS INFORMATION (UNAUDITED)

     The following table presents information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities during the years then ended. Due to a change in the accounting policy of the managing general partner in 1997, the Partnership began accounting for processed natural gas production in two components: processed natural gas liquids ("NGLs") and dry residue gas. NGLs are reflected in "Oil and NGLs" in the table below. All of the Partnership's reserves are proved developed and located within the United States. The Partnership's reserves are based on an evaluation prepared by the engineering staff of Pioneer USA and reviewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant, using criteria established by the Securities and Exchange Commission. Reserve value information is available to limited partners pursuant to the partnership agreement and, therefore, is not presented.

                                                              OIL AND NGLS      GAS
                                                                 (BBLS)        (MCF)
                                                              ------------   ----------
Net proved reserves at January 1, 1996......................     980,513      3,655,685
Revisions...................................................     284,697      1,098,385
Production..................................................     (76,045)      (256,127)
                                                               ---------     ----------
Net proved reserves at December 31, 1996....................   1,189,165      4,497,943
Revisions...................................................     108,553     (2,572,439)
Sale of reserves............................................      (2,907)        (6,625)
Production..................................................     (79,735)      (201,100)
                                                               ---------     ----------
Net proved reserves at December 31, 1997....................   1,215,076      1,717,779
Revisions...................................................    (498,218)      (464,099)
Production..................................................     (93,695)      (147,495)
                                                               ---------     ----------
Net proved reserves at December 31, 1998....................     623,163      1,106,185
                                                               =========     ==========

                          PARKER & PARSLEY 83-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     As of December 31, 1998, the estimated present value of future net revenues of proved reserves, calculated using December 31, 1998 prices of $10.61 per barrel of oil, $5.45 per barrel of NGLs and $1.35 per mcf of gas, discounted at 10% was approximately $1,103,000 and undiscounted was $1,647,000.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves. The Partnership emphasizes that reserve estimates are inherently imprecise and, accordingly, the estimates are expected to change as future information becomes available.

NOTE 8. MAJOR CUSTOMERS

     The following table reflects the major customers of the Partnership's oil and gas sales (a major customer is defined as a customer whose sales exceed 10% of total sales) during the years ended December 31:

                                                              1998   1997   1996
                                                              ----   ----   ----
Genesis Crude Oil, L.P......................................  60%    62%    67%
Western Gas Resources, Inc. ................................  29%    27%    16%

     At December 31, 1998, the amounts receivable from Genesis Crude Oil, L.P. and Western Gas Resources, Inc. were $44,497 and $61,150, respectively, which are included in the caption "Accounts receivable -- oil and gas sales" in the accompanying Balance Sheet.

     The Partnership's share of oil and gas production is sold to various purchasers. Pioneer USA is of the opinion that the loss of any one purchaser would not have an adverse effect on the ability of the Partnership to sell its oil and gas production.

NOTE 9. ORGANIZATION AND OPERATIONS

     The Partnership was organized September 27, 1983 as a limited partnership under the Texas Uniform Limited Partnership Act for the purpose of acquiring and developing oil and gas properties. The following is a brief summary of the more significant provisions of the limited partnership agreement:

          General partners -- The general partners of the Partnership are Pioneer USA and EMPL. Pioneer USA, the managing general partner, has the power and authority to manage, control and administer all Partnership affairs. As managing general partner and operator of the Partnership's properties, all production expenses are incurred by Pioneer USA and billed to the Partnership and a portion of revenue is initially received by Pioneer USA prior to being paid to the Partnership.

          Limited partner liability -- The maximum amount of liability of any limited partner is the total contributions of such partner plus his share of any undistributed profits.

          Initial capital contributions -- The limited partners entered into subscription agreements for aggregate capital contributions of $23,370,000. The general partners are required to contribute amounts equal to 10% of Partnership expenditures for lease acquisition, drilling and completion and 25% of direct, general and administrative and operating expenses, and by agreement must maintain a calculated minimum capital balance.

                          PARKER & PARSLEY 83-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 10. DISPOSITION OF ASSETS

     A gain of $41,460 recognized during 1997 consisted of $32,384 from equipment credits on four fully depleted wells abandoned in prior years and $9,076 derived from the sale of two oil and gas wells and an overriding royalty interest in one well.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP

     The Partnership does not have any officers or directors. Under the limited partnership agreement, the Partnership's managing general partner, Pioneer USA, is granted the exclusive right and full authority to manage, control and administer the Partnership's business.

     Set forth below are the names, ages and positions of the directors and executive officers of Pioneer USA. Directors of Pioneer USA are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

                                        AGE AT
                                     DECEMBER 31,
NAME                                     1998                    POSITION
----                                 ------------                --------
Scott D. Sheffield.................       46        President and Director
                                                    Executive Vice President and
Timothy L. Dove....................       42        Director
                                                    Executive Vice President and
Dennis E. Fagerstone...............       49        Director
                                                    Executive Vice President, General
Mark L. Withrow....................       51        Counsel and Director
                                                    Executive Vice President, Chief
M. Garrett Smith...................       37        Financial Officer and Director
Mel Fischer(a).....................       64        Executive Vice President
Lon C. Kile........................       43        Executive Vice President
                                                    Vice President and Chief Accounting
Rich Dealy.........................       32        Officer

---------------

(a) Mr. Fischer was a director and officer until his retirement from Pioneer and Pioneer USA on February 19, 1999.

     Scott D. Sheffield. Mr. Sheffield is a distinguished graduate of The University of Texas with a B.S. in Petroleum Engineering. Since August 1997, he has served as President, Chief Executive Officer and a director of Pioneer and President and a director of Pioneer USA. Mr. Sheffield was the President and a director of Parker & Parsley from May 1990 until August 1997 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley from October 1990 until August 1997. He was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. He served as Vice President -- Engineering of PPDC from September 1981 until April 1985 when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove became Executive Vice President -- Business Development of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Prior to joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp, in various capacities in international exploration and production, marketing, refining and marketing and planning and development. Mr. Dove earned a B.S. in Mechanical Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. He served as Executive Vice President and Chief Operating Officer of Mesa from March 1, 1997 until August 1997. From October 1996 to February 1997, Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa and from May 1991 to October 1996, he served as Vice President -- Exploration and Production of Mesa. From June 1988 to May 1991, Mr. Fagerstone served as Vice President -- Operations of Mesa.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a B. S. in Accounting and Texas Tech University with a Juris Doctorate degree, became Executive Vice President, General Counsel and Secretary of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Withrow was Vice President -- General Counsel of Parker & Parsley from January 1991, when he joined Parker & Parsley, to January 1995, when he was appointed Senior Vice President -- General Counsel. He was Parker & Parsley's Secretary from August 1992 until August 1997. Prior to joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     M. Garrett Smith. Mr. Smith, a graduate of The University of Texas with a B.S. in Electrical Engineering and Southern Methodist University with an M.B.A., was appointed Executive Vice President and Chief Financial Officer of Pioneer in December 1997. He served as Senior Vice President -- Finance of Pioneer from August 1997 until December 1997. Mr. Smith was elected Senior Vice President -- Finance and a director of Pioneer USA in August 1997. He served as Vice President -- Corporate Acquisitions of Mesa from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of Mesa and from 1994 to 1996 he served as Director of Financial Planning of Mesa. Mr. Smith was employed by BTC Partners, Inc. (a former financial advisor to Mesa) from 1989 to 1994.

     Mel Fischer. Mr. Fischer, a graduate of the University of California at Berkeley with a Masters degree in Geology, became Executive Vice
President -- Worldwide Exploration of Pioneer and Pioneer USA in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997 and was Executive Vice President -- Worldwide Exploration for Parker & Parsley from February 1997 to August 1997. Mr. Fischer retired from Pioneer and Pioneer USA effective February 15, 1999. He worked in the petroleum industry for 32 years, starting as a Petroleum Geologist with Texaco in 1962, and retiring as President, Occidental International Exploration and Production Company in March 1994. For the 10 years prior to becoming President of Occidental International, he served as Executive Vice President, World Wide Exploration with Occidental Oil and Gas Corporation. He is a registered geologist in the State of California, a member of the American Association of Petroleum Geologists and an emeritus member of the Board of Advisors for the Earth Sciences Research Institute at the University of Utah.

     Lon C. Kile. Mr. Kile, a graduate of Oklahoma State University with a B.B.A. in Accounting, became Executive Vice President of Pioneer and Pioneer USA in August 1997. Mr. Kile was Senior Vice President -- Investor Relations from October 1996 to August 1997. Previously, he served as Vice President and Manager of the Mid-Continent Division, Vice President -- Equity Finance & Analysis and Vice President -- Marketing & Program Administration. Prior to joining Parker & Parsley in 1985, he was employed as Supervisor -- Senior, Audit, in charge of Parker & Parsley's audit, with Arthur Young.

     Rich Dealy. Mr. Dealy is a graduate of Eastern New Mexico University with a B.B.A. in Accounting and Finance and is a Certified Public Accountant. He became Vice President and Chief Accounting Officer of Pioneer and Pioneer USA in February 1998. Mr. Dealy served as Controller of Pioneer USA from August 1997 to February 1998. He served as Controller of Parker & Parsley from August 1995 to August 1997. Mr. Dealy joined Parker & Parsley as an Accounting Manager in July, 1992. He was previously employed with KPMG Peat Marwick as an Audit Senior, in charge of Parker & Parsley's audit.

ITEM 11. EXECUTIVE COMPENSATION

     The Partnership does not have any directors or officers. Management of the Partnership is vested in Pioneer USA, the managing general partner. Under the partnership agreement, Pioneer USA pays 8% of the Partnership's acquisition, drilling and completion costs and 20% of its operating and general and administrative expenses. In return, Pioneer USA is allocated 20% of the Partnership's revenues. See Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" for information regarding fees and reimbursements paid to the managing general partner or its affiliates by the Partnership.

     EMPL is a co-general partner of the Partnership. Under this arrangement, EMPL pays 2% of the Partnership's acquisition, drilling and completion costs and 5% of its operating and general and administrative expenses. In return, EMPL is allocated 5% of the Partnership's revenues. EMPL does not receive any fees or reimbursements from the Partnership.

     The Partnership does not directly pay any salaries of the executive officers of Pioneer USA, but does pay a portion of Pioneer USA general and administrative expenses of which these salaries are a part. See Note 6 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  (a) Beneficial owners of more than five percent

     The Partnership is not aware of any person who beneficially owns 5% or more of the outstanding limited partnership interests of the Partnership. Pioneer USA and EMPL respectively own 80% and 20% of the general partners' interests in the Partnership. Pioneer USA owned 857 limited partner interests at January 1, 1999.

  (b) Security ownership of management

     The Partnership does not have any officers or directors. The managing general partner of the Partnership, Pioneer USA, has the exclusive right and full authority to manage, control and administer the Partnership's business. Under the limited partnership agreement, limited partners holding a majority of the outstanding limited partnership interests have the right to take certain actions, including the removal of the managing general partner or any other general partner. The Partnership is not aware of any current arrangement or activity which may lead to such removal. The Partnership is not aware of any officer or director of Pioneer USA who beneficially owns limited partnership interests in the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Transactions with the managing general partner or its affiliates

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $426,899   $433,261   $402,584
Reimbursement of general and administrative
  expenses...........................................  $ 38,017   $ 57,742   $ 66,888

     Under the limited partnership agreement, the general partners, Pioneer USA and EMPL, together pay 10% of Partnership's acquisition, drilling and completion costs and 25% of its operating and general and administrative expenses. In return, they are allocated 25% of the Partnership's revenues. Twenty percent of the general partners' share of costs and revenues is allocated to EMPL and the remainder is allocated to Pioneer USA. Certain former affiliates of Pioneer USA are limited partners of EMPL. Also, see Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary

Data", regarding the Partnership's participation with the managing general partner in oil and gas activities of the Partnership.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

  (a) 1. Financial statements

     The following are filed as part of this annual report:

          Independent Auditors' Report -- Ernst & Young LLP

          Independent Auditors' Report -- KPMG LLP

          Balance sheets as of December 31, 1998 and 1997

          Statements of operations for the years ended December 31, 1998, 1997 and 1996

          Statements of partners' capital for the years ended December 31, 1998, 1997 and 1996

          Statements of cash flows for the years ended December 31, 1998, 1997 and 1996

          Notes to financial statements

  2. Financial statement schedules

     All financial statement schedules have been omitted since the required information is in the financial statements or notes thereto, or is not applicable nor required.

  (b) Reports on Form 8-K

     None.

  (c) Exhibits

     The exhibits listed on the accompanying index to exhibits are filed or incorporated by reference as part of this annual report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PARKER & PARSLEY 83-B, LTD.

                                            By: Pioneer Natural Resources USA,
                                                Inc.
                                                Managing General Partner

                                            By:   /s/ SCOTT D. SHEFFIELD
                                              ----------------------------------
                                                     Scott D. Sheffield,
                                                          President

Dated: March 23, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


               /s/ SCOTT D. SHEFFIELD                  President and Director of        March 23, 1999
-----------------------------------------------------    Pioneer USA
                 Scott D. Sheffield

                 /s/ TIMOTHY L. DOVE                   Executive Vice President and     March 23, 1999
-----------------------------------------------------    Director of Pioneer USA
                   Timothy L. Dove

              /s/ DENNIS E. FAGERSTONE                 Executive Vice President and     March 23, 1999
-----------------------------------------------------    Director of Pioneer USA
                Dennis E. Fagerstone

                 /s/ MARK L. WITHROW                   Executive Vice President,        March 23, 1999
-----------------------------------------------------    General Counsel and Director
                   Mark L. Withrow                       of Pioneer USA

                /s/ M. GARRETT SMITH                   Executive Vice President, Chief  March 23, 1999
-----------------------------------------------------    Financial Officer and
                  M. Garrett Smith                       Director of Pioneer USA

                   /s/ LON C. KILE                     Executive Vice President of      March 23, 1999
-----------------------------------------------------    Pioneer USA
                     Lon C. Kile

                   /s/ RICH DEALY                      Vice President and Chief         March 23, 1999
-----------------------------------------------------    Accounting Officer of Pioneer
                     Rich Dealy                          USA

                          PARKER & PARSLEY 83-B, LTD.

                               INDEX TO EXHIBITS

     The following documents are incorporated by reference in response to Item 14(c):

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------

           3.1           -- Agreement of Limited Partnership of Parker & Parsley
                            83-B, Ltd. incorporated by reference to Exhibit 4(e) of
                            Partnership's Registration Statement on Form S-1
                            (Registration No. 2-81398B), as amended on April 26,
                            1983, the effective date thereof (hereinafter called, the
                            Partnership's Registration Statement)
           3.2           -- Amended and Restated Certificate of Limited Partnership
                            of Parker & Parsley 83-B, Ltd. incorporated by reference
                            to Exhibit 3.2 of the Partnership's Annual Report on Form
                            10-K for the period from July 1, 1983 (date of
                            organization) through December 31, 1983
           4.1           -- Form of Subscription Agreement and Power of Attorney
                            incorporated by reference to Exhibit 4(b) of the
                            Partnership's Registration Statement
           4.2           -- Specimen Certificate of Limited Partnership Interest
                            incorporated by reference to Exhibit 4(d) of the
                            Partnership's Registration Statement
          27.1*          -- Financial Data Schedule
          99.1           -- Mutual Release and Indemnity Agreement dated May 25, 1993 incorporated by reference to Exhibit 99.1 of the
                            Partnership's Annual Report on Form 10-K for the year
                            ended December 31, 1993

---------------

* filed herewith

                          PARKER & PARSLEY 83-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)
                        DECEMBER 31, 1998, 1997 AND 1996

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

     The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing discounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rates to the difference.

     Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider probable reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                1998       1997        1996
                                                              --------   ---------   ---------
                                                                       (IN THOUSANDS)
Oil and gas producing activities:
  Future cash inflows.......................................   $6,816     $22,920     $45,510
  Future production costs...................................   (5,169)    (13,783)    (23,862)
  Future development costs..................................       --          --         379
                                                               ------     -------     -------
                                                                1,647       9,137      22,027
  10% annual discount factor................................     (544)     (4,252)    (11,385)
                                                               ------     -------     -------
  Standardized measure of discounted future net cash
     flows..................................................   $1,103     $ 4,885     $10,642
                                                               ======     =======     =======

                                                                YEAR ENDED DECEMBER 31,
                                                              ---------------------------
                                                               1998      1997      1996
                                                              -------   -------   -------
                                                                    (IN THOUSANDS)
Oil and Gas Producing Activities:
  Oil and gas sales, net of production costs................  $  (289)  $  (913)  $(1,307)
  Net changes in prices and production costs................   (3,208)   (4,622)    4,300
  Extensions and discoveries................................       --        --        --
  Sales of minerals-in-place................................       --       (22)       --
  Purchases of minerals-in-place............................       --        --        --
  Revisions of estimated future development costs...........       --      (203)     (166)
  Revisions of previous quantity estimates and reserves
     added by development drilling..........................     (627)     (942)    2,769
  Accretion of discount.....................................      489     1,064       548
  Changes in production rates, timing and other.............     (147)     (119)     (988)
                                                              -------   -------   -------
  Change in present value of future net revenues............   (3,782)   (5,757)    5,156
                                                              -------   -------   -------
  Balance, beginning of year................................    4,885    10,642     5,486
                                                              -------   -------   -------
  Balance, end of year......................................  $ 1,103   $ 4,885   $10,642
                                                              =======   =======   =======

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                            SUPPLEMENTAL INFORMATION

                                       OF

            PARKER & PARSLEY 84-A, LTD., A TEXAS LIMITED PARTNERSHIP

                                       TO

            PROXY STATEMENT DATED                             , 1999

                             ----------------------

       THE DATE OF THIS SUPPLEMENT IS                             , 1999
                             ----------------------

     This document contains important information specific to Parker & Parsley
84-A, Ltd. and supplements the proxy statement dated             , 1999, of
Pioneer Natural Resources USA, Inc., by which Pioneer USA is soliciting proxies to be voted at a special meeting of limited partners of the partnerships described in the proxy statement. The purpose of the special meeting is for you to vote upon the merger of Parker & Parsley 84-A, Ltd. with and into Pioneer USA that, if completed, will result in your receiving cash for your partnership interests.

     This supplement contains the following information concerning Parker & Parsley 84-A, Ltd.:

     - A table containing:

        -- the aggregate initial investment by the limited partners

        -- the aggregate historical limited partner distributions through June
           30, 1999

        -- the merger value per $1,000 limited partner investment as of June 30,
           1999

        -- the merger value per $1,000 limited partner investment as a multiple of distributions for the 12 months ended June 30, 1999

        -- the book value per $1,000 limited partner investment as of June 30, 1999 and as of December 31, 1998 and

        -- the ordinary tax loss per $1,000 limited partner investment in year of initial investment

     - Quarterly Report on Form 10-Q for the six months ended June 30, 1999

     - Annual Report on Form 10-K for the year ended December 31, 1998

     - Disclosures about the partnership's oil and gas producing activities

                          PARKER & PARSLEY 84-A, LTD.

                         SUPPLEMENTAL INFORMATION TABLE

Aggregate Initial Investment by the Limited Partners(a).....  $19,435
Aggregate Historical Limited Partner Distributions through
  June 30, 1999(a)..........................................  $26,980
Merger Value per $1,000 Limited Partner Investment as of
  June 30, 1999(b)..........................................  $103.15
Merger Value per $1,000 Limited Partner Investment as a
  Multiple of Distributions for the 12 Months ended June 30,
  1999(b)...................................................    12.97times
Book Value per $1,000 Limited Partner Investment:
  -- as of June 30, 1999(b).................................  $105.58
  -- as of December 31, 1998(b).............................  $108.33
Ordinary Tax Loss per $1,000 Limited Partner Investment in
  Year of Initial Investment(b), (c)........................  $   512

---------------

(a)  Stated in thousands.

(b) Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

(c) Your ability to use your distributive share of the partnership's loss to offset your other income may have been subject to certain limitations at your level as a partner, and you may therefore wish to consult your tax advisor to determine the additional value, if any, actually realized by you in your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q
                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                          COMMISSION FILE NO. 2-90417

                          PARKER & PARSLEY 84-A, LTD.
             (Exact name of Registrant as specified in its charter)

                    TEXAS                                        75-1974814
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          PARKER & PARSLEY 84-A, LTD.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
                  PART I. FINANCIAL INFORMATION
ITEM 1. FINANCIAL STATEMENTS
     Balance Sheets as of June 30, 1999 and December 31,        3
      1998..................................................
     Statements of Operations for the three and six months      4
      ended June 30, 1999 and 1998..........................
     Statement of Partners' Capital for the six months ended    5
      June 30, 1999.........................................
     Statements of Cash Flows for the six months ended June     6
      30, 1999 and 1998.....................................
     Notes to Financial Statements..........................    7

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL       8
        CONDITION AND RESULTS OF OPERATIONS.................
                 PART II. OTHER INFORMATION
ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K....................   11
     27.1 Financial Data Schedule
     Signatures.............................................   12

                         PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                          PARKER & PARSLEY 84-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                     ASSETS

                                                                JUNE 30,     DECEMBER 31,
                                                                  1999           1998
                                                              ------------   ------------
                                                              (UNAUDITED)
Current assets:
  Cash......................................................  $    144,868   $    124,005
  Accounts receivable -- oil and gas sales..................       202,921        139,623
                                                              ------------   ------------
          Total current assets..............................       347,789        263,628
                                                              ------------   ------------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    18,233,645     18,233,825
Accumulated depletion.......................................   (16,217,596)   (16,106,643)
                                                              ------------   ------------
          Net oil and gas properties........................     2,016,049      2,127,182
                                                              ------------   ------------
                                                              $  2,363,838   $  2,390,810
                                                              ============   ============

LIABILITIES AND PARTNERS' CAPITAL
Current liabilities:
  Accounts payable -- affiliate.............................  $     54,124   $     32,951
Partners' capital:
  General partners..........................................       257,672        252,487
  Limited partners (19,435 interests).......................     2,052,042      2,105,372
                                                              ------------   ------------
                                                                 2,309,714      2,357,859
                                                              ------------   ------------
                                                              $  2,363,838   $  2,390,810
                                                              ============   ============

  The financial information included as of June 30, 1999 has been prepared by management
                without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 84-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                   THREE MONTHS ENDED       SIX MONTHS ENDED
                                                        JUNE 30,                JUNE 30,
                                                  --------------------    --------------------
                                                    1999        1998        1999        1998
                                                  --------    --------    --------    --------
Revenues:
  Oil and gas...................................  $350,893    $303,364    $573,345    $594,203
  Interest......................................     1,883       2,457       3,355       5,098
  Gain on disposition of assets.................        --       2,100          --       2,100
                                                  --------    --------    --------    --------
                                                   352,776     307,921     576,700     601,401
                                                  --------    --------    --------    --------
Costs and expenses:
  Oil and gas production........................   205,328     228,371     401,324     445,105
  General and administrative....................    11,263      10,209      19,644      19,165
  Depletion.....................................    34,992      88,899     110,953     163,428
                                                  --------    --------    --------    --------
                                                   251,583     327,479     531,921     627,698
                                                  --------    --------    --------    --------
Net income (loss)...............................  $101,193    $(19,558)   $ 44,779    $(26,297)
                                                  ========    ========    ========    ========
Allocation of net income (loss):
  General partners..............................  $ 30,730    $  8,401    $ 28,448    $ 17,960
                                                  ========    ========    ========    ========
  Limited partners..............................  $ 70,463    $(27,959)   $ 16,331    $(44,257)
                                                  ========    ========    ========    ========
Net income (loss) per limited partnership
  interest......................................  $   3.63    $  (1.44)   $    .84    $  (2.28)
                                                  ========    ========    ========    ========
Distributions per limited partnership
  interest......................................  $   2.78    $   2.74    $   3.58    $   8.60
                                                  ========    ========    ========    ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 84-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         STATEMENT OF PARTNERS' CAPITAL
                                  (UNAUDITED)

                                                            GENERAL     LIMITED
                                                            PARTNERS    PARTNERS      TOTAL
                                                            --------   ----------   ----------
Balance at January 1, 1999................................  $252,487   $2,105,372   $2,357,859
  Distributions...........................................   (23,263)     (69,661)     (92,924)
  Net income..............................................    28,448       16,331       44,779
                                                            --------   ----------   ----------
Balance at June 30, 1999..................................  $257,672   $2,052,042   $2,309,714
                                                            ========   ==========   ==========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 84-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                               SIX MONTHS ENDED
                                                                   JUNE 30,
                                                              -------------------
                                                                1999       1998
                                                              --------   --------
Cash flows from operating activities:
  Net income (loss).........................................  $ 44,779   $(26,297)
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Depletion..............................................   110,953    163,428
     Gain on disposition of assets..........................        --     (2,100)
  Changes in assets and liabilities:
     Accounts receivable....................................   (63,298)    69,582
     Accounts payable.......................................    21,173     12,250
                                                              --------   --------
          Net cash provided by operating activities.........   113,607    216,863
                                                              --------   --------
Cash flows from investing activities:
  Additions to oil and gas properties.......................        --     (3,479)
  Proceeds from asset dispositions..........................       180      2,100
                                                              --------   --------
          Net cash provided by (used in) investing
           activities.......................................       180     (1,379)
                                                              --------   --------
Cash flows used in financing activities:
  Cash distributions to partners............................   (92,924)  (224,589)
                                                              --------   --------
Net increase (decrease) in cash.............................    20,863     (9,105)
Cash at beginning of period.................................   124,005    159,695
                                                              --------   --------
Cash at end of period.......................................  $144,868   $150,590
                                                              ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 84-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 84-A, Ltd. (the "Partnership") is a limited partnership organized in 1984 under the laws of the State of Texas.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. BASIS OF PRESENTATION

     In the opinion of management, the unaudited financial statements of the Partnership as of June 30, 1999 and for the three and six months ended June 30, 1999 and 1998 include all adjustments and accruals consisting only of normal recurring accrual adjustments which are necessary for a fair presentation of the results for the interim period. These interim results are not necessarily indicative of results for a full year.

     Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in this Form 10-Q pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements should be read in conjunction with the financial statements and the notes thereto contained in the Partnership's Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, a copy of which is available upon request by writing to Rich Dealy, Vice President and Chief Accounting Officer, 5205 North O'Connor Boulevard, 1400 Williams Square West, Irving, Texas 75039-3746.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS(1)

RESULTS OF OPERATIONS

  Six months ended June 30, 1999 compared with six months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues decreased 4% to $573,345 from $594,203 for the six months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from lower average prices received, offset by an increase in production. For the six months ended June 30, 1999, 25,057 barrels of oil, 18,393 barrels of natural gas liquids ("NGLs") and 80,888 mcf of gas were sold, or 56,931 barrel of oil equivalents ("BOEs"). For the six months ended June 30, 1998, 28,194 barrels of oil, 15,777 barrels of NGLs and 67,759 mcf of gas were sold, or 55,264 BOEs.

     The average price received per barrel of oil decreased 5% from $14.22 for the six months ended June 30, 1998 to $13.44 for the same period in 1999. The average price received per barrel of NGLs increased 8% from $6.55 during the six months ended June 30, 1998 to $7.07 for the same period in 1999. The average price received per mcf of gas decreased from $1.33 during the six months ended June 30, 1998 to $1.32 in 1999. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received during the six months ended June 30, 1999.

     The volatility of commodity prices has had, and continues to have, a significant impact on the Partnership's revenues and operating cash flow and could result in additional decreases to the carrying value of the Partnership's oil and gas properties.

     A gain on disposition of assets of $2,100 was received during the six months ended June 30, 1998 from the sale of equipment on one fully depleted well.

     Costs and Expenses:

     Total costs and expenses decreased to $531,921 for the six months ended June 30, 1999 as compared to $627,698 for the same period in 1998, a decrease of $95,777, or 15%. This decrease was due to declines in depletion and production costs, offset by an increase in general and administrative expenses ("G&A").

     Production costs were $401,324 for the six months ended June 30, 1999 and $445,105 for the same period in 1998 resulting in a $43,781 decrease, or 10%. The decrease was due to declines in well maintenance costs, production taxes and ad valorem taxes.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A increased slightly from $19,165 for the six months ended June 30, 1998 to $19,644 for the same period in 1999.

     Depletion was $110,953 for the six months ended June 30, 1999 compared to $163,428 for the same period in 1998, a decrease of $52,475, or 32%. This decrease was primarily attributable to an increase in proved reserves during the period ended June 30, 1999 as a result of higher commodity prices, a reduction in oil production of 3,137 barrels for the six months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121") during the fourth quarter of 1998.

  Three months ended June 30, 1999 compared with three months ended June 30,
  1998

     Revenues:

     The Partnership's oil and gas revenues increased 15% to $350,893 from $303,364 for the three months ended June 30, 1999 and 1998, respectively. The increase in revenues resulted from higher average prices received and an increase in production. For the three months ended June 30, 1999, 12,132 barrels of oil,

11,659 barrels of NGLs and 48,305 mcf of gas were sold, or 31,842 BOEs. For the three months ended June 30, 1998, 14,252 barrels of oil, 8,704 barrels of NGLs and 34,836 mcf of gas were sold, or 28,762 BOEs.

     The average price received per barrel of oil increased $1.44, or 10%, from $13.79 for the three months ended June 30, 1998 to $15.23 for the three months ended June 30, 1999. The average price received per barrel of NGLs increased $1.39, or 20%, from $6.82 during the three months ended June 30, 1998 to $8.21 for the same period in 1999. The average price received per mcf of gas increased 7% to $1.46 for the three months ended June 30, 1999 from $1.36 in 1998.

     A gain on disposition of assets of $2,100 was received during the three months ended June 30, 1998 from the sale of equipment on one fully depleted well.

     Costs and Expenses:

     Total costs and expenses decreased to $251,583 for the three months ended June 30, 1999 as compared to $327,479 for the same period in 1998, a decrease of $75,896, or 23%. This decrease was due to declines in depletion and production costs, offset by an increase in G&A.

     Production costs were $205,328 for the three months ended June 30, 1999 and $228,371 for the same period in 1998 resulting in a decrease of $23,043, or 10%. The decrease was due to a decline in well maintenance costs.

     During this period, G&A increased, in aggregate, 10% from $10,209 for the three months ended June 30, 1998 to $11,263 for the same period in 1999.

     Depletion was $34,992 for the three months ended June 30, 1999 compared to $88,899 for the same period in 1998, a decrease of $53,907, or 61%. This decrease was primarily attributable to an increase in proved reserves during the period ended June 30, 1999 as a result of higher commodity prices, a reduction in oil production of 2,120 barrels for the three months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1998.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $103,256 during the six months ended June 30, 1999 from the same period ended June 30, 1998. This decrease was due to a decline in oil and gas sales receipts, offset by decreases in production costs and G&A expenses paid.

  Net Cash Provided by (Used in) Investing Activities

     The Partnership's principal investing activities during the six months ended June 30, 1998 included equipment replacement on various oil and gas properties.

     Proceeds from asset dispositions of $180 were received during the six months ended June 30, 1999 from equipment credits received on active properties. Proceeds of $2,100, received during the same period in 1998, were derived from the sale of equipment on one fully depleted well.

  Net Cash Used in Financing Activities

     Cash was sufficient for the six months ended June 30, 1999 to cover distributions to the partners of $92,924 of which $23,263 was distributed to the general partners and $69,661 to the limited partners. For the same period ended June 30, 1998, cash was sufficient for distributions to the partners of $224,589 of which $57,408 was distributed to the general partners and $167,181 to the limited partners.

     From the third quarter of 1997 through the first quarter of 1999, there was a declining trend in oil and gas levels. During the first quarter of 1999, the Organization of Petroleum Exporting Countries and certain other crude oil exporting nations announced reductions in their planned export volumes. These announcements, together with early indications that the nations have initiated their planned reductions, have had some stabilizing effect on commodity prices during the latter part of the first quarter of 1999 and into August 1999. However, no assurances can be given that the stabilizing effect of these actions, or the planned reductions in export volumes, will be sustained for an extended period of time.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright, or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     As of June 30, 1999, the managing general partner estimates that the assessment phase is approximately 99% complete and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     Through June 30, 1999, the managing general partner had distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 52% of the inquiries.

     The remedial phase of the managing general partner's Year 2000 project is in varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of June 30, 1999, the managing general partner estimates that the remedial phase is approximately 83% complete, on a worldwide basis, subject to continuing evaluations of the responses to third party inquiries and to the testing phase results. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and has completed the testing of the system for Year 2000 compliance. The remediation of non-information technology is expected to be completed by October 1999. The managing general partner's Year 2000 remedial actions have not delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of information technology systems by October 1999. The testing of the non-information technology remediation is scheduled to be completed by the end of November 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. As of June 30, 1999, the managing general partner's total costs incurred on the Year 2000 problem were $2.3 million, of which approximately $200 thousand were incurred to replace non-compliant systems.

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the business continuity and contingency planning phase of the managing general partner's Year 2000 project, contingency plans were designed to mitigate the exposures to mission critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.
---------------

(1) "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements.

                           PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

  (a) Exhibits

     27.1 Financial Data Schedule

  (b) Reports on Form 8-K -- none

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARKER & PARSLEY 84-A, LTD.

                                            By: Pioneer Natural Resources USA,
                                                Inc.,
                                                Managing General Partner

                                            By:       /s/ RICH DEALY
                                              ----------------------------------
                                                Rich Dealy, Vice President and
                                                   Chief Accounting Officer

Dated: August 9, 1999

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--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-K

                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                          COMMISSION FILE NO. 2-90417

                          PARKER & PARSLEY 84-A, LTD.
             (Exact name of Registrant as specified in its charter)

                TEXAS                                75-1974814
   (State or other jurisdiction of                (I.R.S. Employer
    incorporation or organization)             Identification Number)

  303 WEST WALL, SUITE 101, MIDLAND,
                TEXAS
   (Address of principal executive                     79701
               offices)                              (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

        Securities registered pursuant to Section 12(b) of the Act: NONE

          Securities registered pursuant to Section 12(g) of the Act:
                LIMITED PARTNERSHIP INTERESTS ($1,000 PER UNIT)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

     No market currently exists for the limited partnership interests of the Registrant. Based on original purchase price the aggregate market value of limited partnership interests owned by non-affiliates of the Registrant is $19,081,000.

     As of March 8, 1999, the number of outstanding limited partnership interests was 19,435.

     The following documents are incorporated by reference into the indicated parts of this Annual Report on Form 10-K: NONE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Parts I and II of this Report contain forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements. See "Item 1. Business" for a description of various factors that could materially affect the ability of the Partnership to achieve the anticipated results described in the forward looking statements.

                                     PART I

ITEM 1. BUSINESS

     Parker & Parsley 84-A, Ltd. (the "Partnership") is a limited partnership organized in 1984 under the laws of the State of Texas. On August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership, joining the existing general partner, P&P Employees 84-A, Ltd. ("EMPL"), a Texas limited partnership whose general partner is Pioneer USA, and 19,435 limited partnership interests as of March 8, 1999. Prior to August 8, 1997, the Partnership's managing general partner and the general partner of EMPL was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership and the general partner of EMPL as PPDLP's successor by merger. For a more complete description of the Parker & Parsley and Mesa merger, see Pioneer's Registration Statement on Form S-4 as filed with the Securities and Exchange Commission.

     A Registration Statement, as amended, filed pursuant to the Securities Act of 1933, registering limited partnership interests aggregating $22,000,000 in a series of Texas limited partnerships formed under the Parker & Parsley 84 Development Drilling Program, was declared effective by the Securities and Exchange Commission on May 24, 1984. On July 6, 1984, the offering of limited partnership interests in the Partnership, the first partnership formed under such registration statement, was closed, with interests aggregating $19,435,000 being sold to 1,306 subscribers.

     The Partnership engages primarily in oil and gas development and production and is not involved in any industry segment other than oil and gas. See "Item 6. Selected Financial Data" and "Item 8. Financial Statements and Supplementary Data" of this report for a summary of the Partnership's revenue, income and identifiable assets.

     The principal markets during 1998 for the oil produced by the Partnership were refineries and oil transmission companies that have facilities near the Partnership's oil producing properties. The principal markets for the Partnership's gas were companies that have pipelines located near the Partnership's gas producing properties. Of the Partnership's total oil and gas revenues for 1998, approximately 53% and 29% were attributable to sales made to Genesis Crude Oil, L.P. and Western Gas Resources, Inc., respectively.

     The Partnership's revenues, profitability, cash flow and future rate of growth are highly dependent on the prevailing prices of oil and gas, which are affected by numerous factors beyond the Partnership's control. Oil and gas prices historically have been very volatile. A substantial or extended decline in the prices of oil or gas could have a material adverse effect on the Partnership's revenues, profitability and cash flow and could, under certain circumstances, result in a reduction in the carrying value of the Partnership's oil and gas properties.

     Because of the demand for oil and gas, the Partnership does not believe that the termination of the sales of its products to any one customer would have a material adverse impact on its operations. The loss of a particular customer for gas may have an effect if that particular customer has the only gas pipeline located in the areas of the Partnership's gas producing properties. The Partnership believes, however, that the effect would be temporary, until alternative arrangements could be made.

     Federal and state regulation of oil and gas operations generally includes the fixing of maximum prices for regulated categories of natural gas, the imposition of maximum allowable production rates, the taxation of income and other items, and the protection of the environment. Although the Partnership believes that its business operations do not impair environmental quality and that its costs of complying with any applicable environmental regulations are not currently significant, the Partnership cannot predict what, if any, effect these environmental regulations may have on its current or future operations.

     The Partnership does not have any employees of its own. Pioneer USA employs 818 persons, many of whom dedicated a part of their time to the conduct of the Partnership's business during the period for which this report is filed. Pioneer USA supplies all management functions.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves.

     No material part of the Partnership's business is seasonal and the Partnership conducts no foreign operations.

ITEM 2. PROPERTIES

     The Partnership's properties consist primarily of leasehold interests in properties on which oil and gas wells are located. Such property interests are often subject to landowner royalties, overriding royalties and other oil and gas leasehold interests.

     Fractional working interests in developmental and exploratory oil and gas prospects located primarily in the Spraberry Trend Area of West Texas were acquired by the Partnership, resulting in the Partnership's participation in the drilling of 42 oil and gas wells. At December 31, 1998, 38 wells were producing and four wells had been plugged and abandoned due to unprofitable operations. The Partnership received interests in six additional producing oil and gas wells in 1993 due to the Partnership's back-in after payout provisions.

     For information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996, and changes in such quantities for the years then ended, see Note 7 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" below. Such reserves have been estimated by the engineering staff of Pioneer USA with a review by Williamson Petroleum Consultants, Inc., an independent petroleum consultant.

ITEM 3. LEGAL PROCEEDINGS

     The Partnership from time to time is a party to various legal proceedings incidental to its business involving claims in oil and gas leases or interests, other claims for damages in amounts not in excess of 10% of its current assets and other matters, none of which Pioneer believes to be material to the Partnership.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to a vote of security holders during the fourth quarter of 1998.

                                    PART II

ITEM 5. MARKET FOR PARTNERSHIP'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     At March 8, 1999, the Partnership had 19,435 outstanding limited partnership interests held of record by 1,283 subscribers. There is no established public trading market for the limited partnership interests. Under the limited partnership agreement, Pioneer USA has made certain commitments to purchase partnership interests at a computed value.

     Revenues which, in the sole judgement of the managing general partner, are not required to meet the Partnership's obligations are distributed to the partners at least quarterly in accordance with the limited partnership agreement. During the years ended December 31, 1998 and 1997, distributions of $249,067 and $628,201, respectively, were made to the limited partners.

ITEM 6. SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the years ended December 31:

                                    1998         1997         1996          1995          1994
                                 ----------   ----------   ----------    -----------   ----------
OPERATING RESULTS:
  Oil and gas sales............  $1,124,134   $1,668,018   $1,984,346    $ 1,623,611   $1,613,333
                                 ==========   ==========   ==========    ===========   ==========
  Impairment of oil and gas
     properties................  $  425,668   $  370,361   $       --    $ 1,238,979   $       --
                                 ==========   ==========   ==========    ===========   ==========
  Litigation settlement, net...  $       --   $       --   $1,055,353    $        --   $       --
                                 ==========   ==========   ==========    ===========   ==========
  Net income (loss)............  $ (923,346)  $   70,124   $1,782,138    $(1,173,821)  $   54,264
                                 ==========   ==========   ==========    ===========   ==========
  Allocation of net income
     (loss):
     General partners..........  $  (56,570)  $  121,907   $  462,041    $   (14,808)  $   98,429
                                 ==========   ==========   ==========    ===========   ==========
     Limited partners..........  $ (866,776)  $  (51,783)  $1,320,097    $(1,159,013)  $  (44,165)
                                 ==========   ==========   ==========    ===========   ==========
  Limited partners' net income
     (loss) per limited
     partnership interest......  $   (44.60)  $    (2.66)  $    67.92    $    (59.64)  $    (2.27)
                                 ==========   ==========   ==========    ===========   ==========
  Limited partners' cash
     distributions per limited
     partnership interest......  $    12.82   $    32.32   $    73.68(a) $     24.03   $    22.50
                                 ==========   ==========   ==========    ===========   ==========
AT YEAR END:
  Total assets.................  $2,390,810   $3,657,643   $4,436,385    $ 4,598,559   $6,356,430
                                 ==========   ==========   ==========    ===========   ==========

---------------

(a) Including litigation settlement per limited partnership interest of $42.48 in 1996.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  1998 compared to 1997

     The Partnership's 1998 oil and gas revenues decreased 33% to $1,124,134 from $1,668,018 in 1997. The decrease in revenues resulted from lower average prices received. In 1998, 54,153 barrels of oil, 34,549 barrels of natural gas liquids ("NGLs") and 145,870 mcf of gas were sold, or 113,014 barrel of oil equivalents ("BOEs"). In 1997, 58,956 barrels of oil, 13,850 barrels of NGLs and 199,235 mcf of gas were sold, or 106,012 BOEs. Due to the decline characteristics of the Partnership's oil and gas properties, management expects a certain amount of decline in production in the future until the Partnership's economically recoverable reserves are fully depleted.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. Effective September 30, 1997, as a result of the merger with Mesa, the managing general partner accounts for processed natural gas production in two components: natural gas liquids and dry residue gas. As a result of the change in the managing general partner's policy, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, separate product volumes will not be comparable for periods prior to September 30, 1997. Also, prices for gas products will not be comparable as the price per mcf for natural gas for the year ended December 31, 1998 is the price received for dry residue gas and the price per mcf for natural gas produced prior to October 1997 was presented as a price for wet gas (i.e., natural gas liquids combined with dry residue gas).

     The average price received per barrel of oil decreased $6.01, or 31%, from $19.31 in 1997 to $13.30 in 1998. The average price received per barrel of NGLs decreased $3.15, or 34%, from $9.23 in 1997 to $6.08 in 1998. The average price received per mcf of gas decreased 34% from $2.02 in 1997 to $1.33 in 1998. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1998.

     A gain on disposition of assets of $2,100 was received during 1998 from the sale of equipment on one fully depleted well. During 1997, $3,072 was received from equipment disposals on one saltwater disposal well.

     Total costs and expenses increased in 1998 to $2,059,738 as compared to $1,613,718 in 1997, an increase of $446,020, or 28%. The increase was primarily due to depletion and the impairment of oil and gas properties, offset by decreases in general and administrative expenses ("G&A") and production costs.

     Production costs were $865,247 in 1998 and $869,909 in 1997, resulting in a $4,662 decrease. The decrease was due to a decline in production taxes, offset by increases in well maintenance costs and workover costs incurred in an effort to stimulate well production.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 33% from $57,698 in 1997 to $38,385 in 1998. The Partnership paid the managing general partner $33,724 in 1998 and $50,041 in 1997 for G&A incurred on behalf of the Partnership. G&A is allocated, in part, to the Partnership by the managing general partner. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the managing general partner reviews the Partnership's oil and gas properties for impairment whenever events or circumstances indicate a decline in the recoverability of the carrying value of the Partnership's assets may have occurred. Declining commodity prices prompted impairment reviews in 1998 and 1997. As a result of the review and evaluation of its long-lived assets for impairment, the Partnership recognized non-cash charges of $425,668 and $370,361 related to its oil and gas properties during 1998 and 1997, respectively.

     Depletion was $730,438 in 1998 compared to $315,750 in 1997. This represented an increase of $414,688. This increase was the result of a combination of factors that included a decline in proved reserves during 1998 due to the lower commodity prices, offset by a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1997 and a reduction in oil production of 4,803 barrels for the period ended December 31, 1998 compared to the same period in 1997.

  1997 compared to 1996

     The Partnership's 1997 oil and gas revenues decreased 16% to $1,668,018 from $1,984,346 in 1996. The decrease in revenues resulted from lower average prices received. In 1997, 58,956 barrels of oil, 13,850 barrels of NGLs and 199,235 mcf of gas were sold, or 106,012 barrel of BOEs. In 1996, 64,490 barrels of oil and 236,446 mcf of gas were sold, or 103,898 BOEs.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. As is described above in "Results of Operations -- 1998 compared to 1997", the Partnership changed its method of accounting for processed natural gas to a dry gas basis in the fourth quarter of 1997. As a result of this change, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, 1997 and 1996 separate product volumes are not comparable.

     The average price received per barrel of oil decreased $2.57, or 12%, from $21.88 in 1996 to $19.31 in 1997. The average price received per barrel of NGLs was $9.23 in 1997. The average price received per mcf of gas decreased 17% from $2.42 in 1996 to $2.02 in 1997.

     As is described in "Results of Operations -- 1998 compared to 1997", gain on disposition of assets of $3,072 was received during 1997 from equipment disposals on one saltwater disposal well.

     On April 29, 1996, Southmark Corporation, Pioneer USA and the Partnership entered into a final $7.4 million settlement agreement with Jack N. Price resolving all outstanding litigation between the parties. As a result, all of the pending lawsuits and judgments have been dismissed, the supersedeas bond released, and the Reserve released as collateral. On June 28, 1996, a final distribution was made to the working interest owners of $1,055,353 which included $825,594, or $42.48 per limited partnership interest, to the Partnership and its partners.

     Total costs and expenses increased in 1997 to $1,613,718 as compared to $1,267,952 in 1996, an increase of $345,766, or 27%. The increase was primarily due to the impairment of oil and gas properties, offset by decreases in abandoned property costs, G&A, depletion and production costs.

     Production costs were $869,909 in 1997 and $876,376 in 1996, resulting in a $6,467 decrease. The decrease was due to a decline in production taxes, offset by an increase in well maintenance costs.

     During this period, G&A decreased, in aggregate, 14% from $67,319 in 1996 to $57,698 in 1997. The Partnership paid the managing general partner $50,041 in 1997 and $59,530 in 1996 for G&A incurred on behalf of the Partnership.

     The Partnership recognized a non-cash SFAS 121 impairment provision of $370,361 related to its proved oil and gas properties during the fourth quarter of 1997.

     Depletion was $315,750 in 1997 compared to $323,910 in 1996. This represented a decrease of $8,160, or 3%. This decrease was primarily attributable to a decline in oil production of 5,534 barrels in 1997 compared to 1996, offset by a decrease in oil reserves during 1997 as a result of lower commodity prices.

     Abandoned property costs of $347 were incurred during 1996 from one well abandoned in a prior year.

IMPACT OF INFLATION AND CHANGING PRICES ON SALES AND NET INCOME

     Inflation impacts the fixed overhead rate charges of the lease operating expenses for the Partnership. During 1998, the annual change in the index of average weekly earnings of crude petroleum and gas production workers issued by the U.S. Department of Labor, Bureau of Labor Statistics increased (effective April 1, 1998) 10.3%. The 1997 annual change in average weekly earnings increased by 2%. The 1996 index increased 4.1%. The impact of inflation for other lease operating expenses is small due to the current economic condition of the oil industry.

     The oil and gas industry experienced volatility during the past decade because of the fluctuation of the supply of most fossil fuels relative to the demand for such products and other uncertainties in the world energy markets causing significant fluctuations in oil and gas prices. During 1998, the price per barrel for oil production similar to the Partnership's ranged from approximately $9.50 to $15.50. During most of 1997 and 1996, the Partnership benefitted from higher oil prices as compared to previous years. However, during the fourth quarter of 1997, oil prices began a downward trend that has continued into March 1999. On March 8, 1999, the market price for West Texas intermediate crude was $11.00 per barrel. A continuation of the current commodity price environment will continue to have an adverse effect on the Partnership's revenues, operating cash flow and distributions and could result in additional decreases in the carrying value of the Partnership's oil and gas properties.

     Prices for natural gas are subject to ordinary seasonal fluctuations, and this volatility of natural gas prices may result in production being curtailed and, in some cases, wells being completely shut-in.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $546,622 during the year ended December 31, 1998 from the year ended December 31, 1997. The decrease was primarily due to a decline in oil and gas sales receipts, offset by a decline in G&A expenses paid.

  Net Cash Used in Investing Activities

     The Partnership's investing activities during 1998 and 1997 were related to expenditures for equipment replacement on various oil and gas properties.

     Proceeds from asset dispositions of $2,100, received during 1998, were derived from the sale of equipment on one fully depleted well. During 1997, $3,072 was received from the disposal of equipment on one saltwater disposal well.

  Net Cash Used in Financing Activities

     Cash was sufficient in 1998 for distributions to the partners of $335,255 of which $86,188 was distributed to the general partners and $249,067 to the limited partners. In 1997, cash was sufficient for distributions to the partners of $845,250 of which $217,049 was distributed to the general partners and $628,201 to the limited partners.

     The current commodity price environment will continue to impact the distributions and could result in limited or no distributions to the partners.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     The assessment phase of the managing general partner's Year 2000 project is at varying stages of completion as it pertains to information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the assessment phase is approximately 86% complete, on a worldwide basis, and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     The managing general partner expects to complete the assessment phase of its Year 2000 project by the end of the first quarter of 1999 but is being delayed by limited responses received on inquiries made of third party businesses. To date, the managing general partner has distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 37% of those inquiries.

     The remedial phase of the managing general partner's Year 2000 project is also at varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the remedial phase is approximately 54% complete, on a worldwide basis, subject to the continuing results of the third party inquiry assessments and the testing phase. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and is currently testing this system for Year 2000 compliance. The remediation of non-information technology is expected to be completed during July 1999. The managing general partner's Year 2000 remedial actions have not significantly delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of the Artesia system upgrades by March 1999 and all other information technology systems and non-information technology remediation by the end of the third quarter of 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. The managing general partner intends to use its working capital to pay for the costs of the Year 2000 projects. As of December 31, 1998, the managing general partner's total costs incurred on the Year 2000 problem were $1.8 million, of which $200 thousand were incurred to replace non-compliant systems. The managing general partner will allocate a portion of the costs of the Year 2000 programming charges to the Partnership in accordance with the general and administration allocation. (See Note 2 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".)

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the assessment phase of the managing general partner's Year 2000 project, contingency plans are being designed to mitigate the exposures to mission-critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Financial Statements of Parker & Parsley 84-A, Ltd:
  Independent Auditors' Report -- Ernst & Young LLP.........   10
  Independent Auditors' Report -- KPMG LLP..................   11
  Balance Sheets as of December 31, 1998 and 1997...........   12
  Statements of Operations for the Years Ended December 31,
     1998, 1997 and 1996....................................   13
  Statements of Partners' Capital for the Years Ended
     December 31, 1998, 1997 and 1996.......................   14
  Statements of Cash Flows for the Years Ended December 31,
     1998, 1997 and 1996....................................   15
  Notes to Financial Statements.............................   16

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 84-A, Ltd.
(A Texas Limited Partnership):

     We have audited the balance sheet of Parker & Parsley 84-A, Ltd. as of December 31, 1998, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 84-A, Ltd. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

Dallas, Texas
March 15, 1999

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 84-A, Ltd.
(A Texas Limited Partnership):

     We have audited the financial statements of Parker & Parsley 84-A, Ltd. as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 84-A, Ltd. as of December 31, 1997, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Midland, Texas
March 20, 1998

                          PARKER & PARSLEY 84-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                  DECEMBER 31

                                     ASSETS

                                                                  1998           1997
                                                              ------------   ------------
Current assets:
  Cash......................................................  $    124,005   $    159,695
  Accounts receivable -- oil and gas sales..................       139,623        225,232
                                                              ------------   ------------
          Total current assets..............................       263,628        384,927
                                                              ------------   ------------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    18,233,825     18,223,253
Accumulated depletion.......................................   (16,106,643)   (14,950,537)
                                                              ------------   ------------
          Net oil and gas properties........................     2,127,182      3,272,716
                                                              ------------   ------------
                                                              $  2,390,810   $  3,657,643
                                                              ============   ============

                            LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $     32,951   $     41,183
Partners' capital:
  General partners..........................................       252,487        395,245
  Limited partners (19,435 interests).......................     2,105,372      3,221,215
                                                              ------------   ------------
                                                                 2,357,859      3,616,460
                                                              ------------   ------------
                                                              $  2,390,810   $  3,657,643
                                                              ============   ============

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 84-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998         1997         1996
                                                           ----------   ----------   ----------
Revenues:
  Oil and gas............................................  $1,124,134   $1,668,018   $1,984,346
  Interest...............................................      10,158       12,752       10,391
  Gain on disposition of assets..........................       2,100        3,072           --
  Litigation settlement..................................          --           --    1,055,353
                                                           ----------   ----------   ----------
                                                            1,136,392    1,683,842    3,050,090
                                                           ----------   ----------   ----------
Costs and expenses:
  Oil and gas production.................................     865,247      869,909      876,376
  General and administrative.............................      38,385       57,698       67,319
  Impairment of oil and gas properties...................     425,668      370,361           --
  Depletion..............................................     730,438      315,750      323,910
  Abandoned property.....................................          --           --          347
                                                           ----------   ----------   ----------
                                                            2,059,738    1,613,718    1,267,952
                                                           ----------   ----------   ----------
Net income (loss)........................................  $ (923,346)  $   70,124   $1,782,138
                                                           ==========   ==========   ==========
Allocation of net income (loss):
  General partners.......................................  $  (56,570)  $  121,907   $  462,041
                                                           ==========   ==========   ==========
  Limited partners.......................................  $ (866,776)  $  (51,783)  $1,320,097
                                                           ==========   ==========   ==========
Net income (loss) per limited partnership interest.......  $   (44.60)  $    (2.66)  $    67.92
                                                           ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 84-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                        STATEMENTS OF PARTNERS' CAPITAL

                                                          GENERAL      LIMITED
                                                         PARTNERS     PARTNERS        TOTAL
                                                         ---------   -----------   -----------
Partners' capital at January 1, 1996...................  $ 479,777   $ 4,013,044   $ 4,492,821
  Distributions........................................   (451,431)   (1,431,942)   (1,883,373)
  Net income...........................................    462,041     1,320,097     1,782,138
                                                         ---------   -----------   -----------
Partners' capital at December 31, 1996.................    490,387     3,901,199     4,391,586
  Distributions........................................   (217,049)     (628,201)     (845,250)
  Net income (loss)....................................    121,907       (51,783)       70,124
                                                         ---------   -----------   -----------
Partners' capital at December 31, 1997.................    395,245     3,221,215     3,616,460
  Distributions........................................    (86,188)     (249,067)     (335,255)
  Net loss.............................................    (56,570)     (866,776)     (923,346)
                                                         ---------   -----------   -----------
Partners' capital at December 31, 1998.................  $ 252,487   $ 2,105,372   $ 2,357,859
                                                         =========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 84-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31

                                                             1998        1997         1996
                                                           ---------   ---------   -----------
Cash flows from operating activities:
  Net income (loss)......................................  $(923,346)  $  70,124   $ 1,782,138
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Impairment of oil and gas properties................    425,668     370,361            --
     Depletion...........................................    730,438     315,750       323,910
     Gain on disposition of assets.......................     (2,100)     (3,072)           --
  Changes in assets and liabilities:
     Accounts receivable.................................     85,609     105,112      (149,380)
     Accounts payable....................................     (8,232)     (3,616)      (60,266)
                                                           ---------   ---------   -----------
          Net cash provided by operating activities......    308,037     854,659     1,896,402
                                                           ---------   ---------   -----------
Cash flows from investing activities:
  Additions to oil and gas properties....................    (10,572)    (15,259)       (7,944)
  Proceeds from asset dispositions.......................      2,100       3,072            --
                                                           ---------   ---------   -----------
          Net cash used in investing activities..........     (8,472)    (12,187)       (7,944)
                                                           ---------   ---------   -----------
Cash flows from financing activities:
     Cash distributions to partners......................   (335,255)   (845,250)   (1,883,373)
                                                           ---------   ---------   -----------
Net increase (decrease) in cash..........................    (35,690)     (2,778)        5,085
Cash at beginning of year................................    159,695     162,473       157,388
                                                           ---------   ---------   -----------
Cash at end of year......................................  $ 124,005   $ 159,695   $   162,473
                                                           =========   =========   ===========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 84-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996
NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 84-A, Ltd. (the "Partnership") is a limited partnership organized in 1984 under the laws of the State of Texas. On August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership, joining the existing general partner, P&P Employees 84-A, Ltd. ("EMPL"), a Texas limited partnership whose general partner is Pioneer USA, and 19,435 limited partnership interests as of March 8, 1999. Prior to August 8, 1997, the Partnership's managing general partner and the general partner of EMPL was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership and the general partner of EMPL as PPDLP's successor by merger.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Oil and gas properties -- The Partnership utilizes the successful efforts method of accounting for its oil and gas properties and equipment. Under this method, all costs associated with productive wells and nonproductive development wells are capitalized while nonproductive exploration costs are expensed. Capitalized costs relating to proved properties are depleted using the unit-of-production method on a property-by-property basis based on proved oil (dominant mineral) reserves as determined by the engineering staff of Pioneer USA, the Partnership's managing general partner, and reviewed by independent petroleum consultants. The carrying amounts of properties sold or otherwise disposed of and the related allowances for depletion are eliminated from the accounts and any gain or loss is included in operations.

     Impairment of long-lived assets -- In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the Partnership reviews its long-lived assets to be held and used on an individual property basis, including oil and gas properties accounted for under the successful efforts method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows is less than the carrying amount of the assets. In this circumstance, the Partnership recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

     Use of estimates in the preparation of financial statements -- Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Net income (loss) per limited partnership interest -- The net income (loss) per limited partnership interest is calculated by using the number of outstanding limited partnership interests.

                          PARKER & PARSLEY 84-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Income taxes -- A Federal income tax provision has not been included in the financial statements as the income of the Partnership is included in the individual Federal income tax returns of the respective partners.

     Statements of cash flows -- For purposes of reporting cash flows, cash includes depository accounts held by banks.

     General and administrative expenses -- General and administrative expenses are allocated in part to the Partnership by the managing general partner or its affiliates. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     Reclassifications -- Certain reclassifications may have been made to the 1997 and 1996 financial statements to conform to the 1998 financial statement presentations.

     Environmental -- The Partnership is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Partnership to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of cash payments for the liability or component are fixed or reliably determinable. No such liabilities have been accrued as of December 31, 1998.

     Revenue recognition -- The Partnership uses the entitlements method of accounting for crude oil and natural gas revenues.

     Reporting comprehensive income -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") establishes standards for the reporting and display of comprehensive income (loss) and its components in a full set of general purpose financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Partnership has no items of other comprehensive income (loss), as defined by SFAS No. 130. Consequently, the provisions of SFAS No. 130 do not apply to the Partnership.

NOTE 3. IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS 121, the Partnership reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of the carrying value of the Partnership's oil and gas properties. Based upon a decline in the Partnership's outlook for future commodity prices, the Partnership has estimated the expected future cash flows of its oil and gas properties as of December 31, 1998, 1997 and 1996, and compared such estimated future cash flows to the respective carrying amount of the oil and gas properties to determine if the carrying amounts were likely to be recoverable. For those proved oil and gas properties for which the carrying amount exceeded the estimated future cash flows, an impairment was determined to exist; therefore, the Partnership adjusted the carrying amount of those oil and gas properties to their fair value as determined by discounting their expected future cash flows at a discount rate commensurate with the risks involved in the industry. As a result, the Partnership recognized non-cash impairment provisions of $425,668 and $370,361 related to its proved oil and gas properties during 1998 and 1997, respectively.

                          PARKER & PARSLEY 84-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. INCOME TAXES

     The financial statement basis of the Partnership's net assets and liabilities was $127,151 less than the tax basis at December 31, 1998.

     The following is a reconciliation of net income (loss) per statements of operations with the net income per Federal income tax returns for the years ended December 31:

                                                       1998        1997        1996
                                                     ---------   --------   ----------
Net income (loss) per statements of operations.....  $(923,346)  $ 70,124   $1,782,138
Depletion and depreciation provisions for tax
  reporting purposes less than amounts for
  financial reporting purposes.....................    695,743    299,048      304,033
Impairment of oil and gas properties for financial
  reporting purposes...............................    425,668    370,361           --
Salvage income.....................................      2,967         --           --
Other, net.........................................      5,121    (12,815)     (23,369)
                                                     ---------   --------   ----------
          Net income per Federal income tax
            returns................................  $ 206,153   $726,718   $2,062,802
                                                     =========   ========   ==========

NOTE 5. OIL AND GAS PRODUCING ACTIVITIES

     The following is a summary of the costs incurred, whether capitalized or expensed, related to the Partnership's oil and gas producing activities for the years ended December 31:

                                                            1998      1997      1996
                                                           -------   -------   ------
Development costs........................................  $10,572   $12,231   $7,618
                                                           =======   =======   ======

     Capitalized oil and gas properties consist of the following:

                                                               1998           1997
                                                           ------------   ------------
Proved properties:
  Property acquisition costs.............................  $    923,276   $    923,276
  Completed wells and equipment..........................    17,310,549     17,299,977
                                                           ------------   ------------
                                                             18,233,825     18,223,253
Accumulated depletion....................................   (16,106,643)   (14,950,537)
                                                           ------------   ------------
          Net capitalized costs..........................  $  2,127,182   $  3,272,716
                                                           ============   ============

NOTE 6. RELATED PARTY TRANSACTIONS

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $382,325   $393,853   $372,085
Reimbursement of general and administrative
  expenses...........................................  $ 33,724   $ 50,041   $ 59,530

     Pioneer USA, EMPL and the Partnership are parties to the Partnership agreement. EMPL is a limited partnership in which Pioneer USA owns 77.5% and the remaining portion is owned by former

                          PARKER & PARSLEY 84-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

affiliates. In addition, Pioneer USA owned 354 limited partner interests in the Partnership at January 1, 1999.

     The costs and revenues of the Partnership are allocated as follows:

                                                              GENERAL    LIMITED
                                                              PARTNERS   PARTNERS
                                                              --------   --------
Revenues:
  Proceeds from property dispositions prior to cost
     recovery...............................................     10%        90%
  All other Partnership revenues............................     25%        75%
Costs and expenses:
  Lease acquisition costs, drilling and completion costs....     10%        90%
  Operating costs, direct costs and general and
     administrative expenses................................     25%        75%
  Incremental direct expenses...............................     --        100%

     Incremental direct expenses are direct expenses which would not be incurred except for the requirements of the securities regulatory authorities and totaled $4,661, $7,657 and $7,789 in 1998, 1997 and 1996, respectively.

NOTE 7. OIL AND GAS INFORMATION (UNAUDITED)

     The following table presents information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities during the years then ended. Due to a change in the accounting policy of the managing general partner in 1997, the Partnership began accounting for processed natural gas production in two components: processed natural gas liquids ("NGLs") and dry residue gas. NGLs are reflected in "Oil and NGLs" in the table below. All of the Partnership's reserves are proved developed and located within the United States. The Partnership's reserves are based on an evaluation prepared by the engineering staff of Pioneer USA and reviewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant, using criteria established by the Securities and Exchange Commission. Reserve value information is available to limited partners pursuant to the Partnership agreement and, therefore, is not presented.

                                                              OIL AND NGLS      GAS
                                                                 (BBLS)        (MCF)
                                                              ------------   ----------
Net proved reserves at January 1, 1996......................     774,985      2,813,959
Revisions...................................................     225,257      1,245,386
Production..................................................     (64,490)      (236,446)
                                                               ---------     ----------
Net proved reserves at December 31, 1996....................     935,752      3,822,899
Revisions...................................................     190,095     (2,106,976)
Production..................................................     (72,806)      (199,235)
                                                               ---------     ----------
Net proved reserves at December 31, 1997....................   1,053,041      1,516,688
Revisions...................................................    (400,628)      (306,319)
Production..................................................     (88,702)      (145,870)
                                                               ---------     ----------
Net proved reserves at December 31, 1998....................     563,711      1,064,499
                                                               =========     ==========

     As of December 31, 1998, the estimated present value of future net revenues of proved reserves, calculated using December 31, 1998 prices of $10.61 per barrel of oil, $5.34 per barrel of NGLs and $1.34 per mcf of gas, discounted at 10% was approximately $999,000 and undiscounted was $1,597,000.

                          PARKER & PARSLEY 84-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves. The Partnership emphasizes that reserve estimates are inherently imprecise and, accordingly, the estimates are expected to change as future information becomes available.

NOTE 8. MAJOR CUSTOMERS

     The following table reflects the major customers of the Partnership's oil and gas sales (a major customer is defined as a customer whose sales exceed 10% of total sales) during the years ended December 31:

                                                              1998   1997   1996
                                                              ----   ----   ----
Genesis Crude Oil, L.P......................................   53%    58%    60%
Western Gas Resources, Inc. ................................   29%    26%    15%
GPM Gas Corporation.........................................    6%     5%    12%

     At December 31, 1998, the amounts receivable from Genesis Crude Oil, L.P. and Western Gas Resources, Inc. were $40,037 and $60,660, respectively, which are included in the caption "Accounts receivable -- oil and gas sales" in the accompanying Balance Sheet.

     The Partnership's share of oil and gas production is sold to various purchasers. Pioneer USA is of the opinion that the loss of any one purchaser would not have an adverse effect on the ability of the Partnership to sell its oil and gas production.

NOTE 9. ORGANIZATION AND OPERATIONS

     The Partnership was organized July 6, 1984 as a limited partnership under the Texas Uniform Limited Partnership Act for the purpose of acquiring and developing oil and gas properties. The following is a brief summary of the more significant provisions of the limited partnership agreement:

          General partners -- The general partners of the Partnership are Pioneer USA and EMPL. Pioneer USA, the managing general partner, has the power and authority to manage, control and administer all Partnership affairs. As managing general partner and operator of the Partnership's properties, all production expenses are incurred by Pioneer USA and billed to the Partnership and a portion of revenue is initially received by Pioneer USA prior to being paid to the Partnership.

          Limited partner liability -- The maximum amount of liability of any limited partner is the total contributions of such partner plus his share of any undistributed profits.

          Initial capital contributions -- The limited partners entered into subscription agreements for aggregate capital contributions of $19,435,000. The general partners are required to contribute amounts equal to 10% of Partnership expenditures for lease acquisition, drilling and completion and 25% of direct, general and administrative and operating expenses, and by agreement must maintain a calculated minimum capital balance.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP

     The Partnership does not have any officers or directors. Under the limited partnership agreement, the Partnership's managing general partner, Pioneer USA, is granted the exclusive right and full authority to manage, control and administer the Partnership's business.

     Set forth below are the names, ages and positions of the directors and executive officers of Pioneer USA. Directors of Pioneer USA are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

                                        AGE AT
                                     DECEMBER 31,
NAME                                     1998                    POSITION
----                                 ------------                --------
Scott D. Sheffield.................       46        President and Director
Timothy L. Dove....................       42        Executive Vice President and
                                                    Director
Dennis E. Fagerstone...............       49        Executive Vice President and
                                                    Director
Mark L. Withrow....................       51        Executive Vice President, General
                                                      Counsel and Director
M. Garrett Smith...................       37        Executive Vice President, Chief
                                                      Financial Officer and Director
Mel Fischer(a).....................       64        Executive Vice President
Lon C. Kile........................       43        Executive Vice President
Rich Dealy.........................       32        Vice President and Chief Accounting
                                                      Officer

---------------

(a) Mr. Fischer was a director and officer until his retirement from Pioneer and Pioneer USA on February 19, 1999.

     Scott D. Sheffield. Mr. Sheffield is a distinguished graduate of The University of Texas with a B.S. in Petroleum Engineering. Since August 1997, he has served as President, Chief Executive Officer and a director of Pioneer and President and a director of Pioneer USA. Mr. Sheffield was the President and a director of Parker & Parsley from May 1990 until August 1997 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley from October 1990 until August 1997. He was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. He served as Vice President -- Engineering of PPDC from September 1981 until April 1985 when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove became Executive Vice President -- Business Development of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Prior to joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp, in various capacities in international exploration and production, marketing, refining and marketing and planning and development. Mr. Dove earned a B.S. in Mechanical Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. He served as Executive Vice President and Chief Operating Officer of Mesa from March 1, 1997 until August 1997. From October 1996 to February 1997, Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa and from May 1991 to October 1996, he served as Vice President -- Exploration and Production of Mesa. From June 1988 to May 1991, Mr. Fagerstone served as Vice President -- Operations of Mesa.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a B.S. in Accounting and Texas Tech University with a Juris Doctorate degree, became Executive Vice President, General Counsel and Secretary of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Withrow was Vice President -- General Counsel of Parker & Parsley from January 1991, when he joined Parker & Parsley, to January 1995, when he was appointed Senior Vice President -- General Counsel. He was Parker & Parsley's Secretary from August 1992 until August 1997. Prior to joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     M. Garrett Smith. Mr. Smith, a graduate of The University of Texas with a B.S. in Electrical Engineering and Southern Methodist University with an M.B.A., was appointed Executive Vice President and Chief Financial Officer of Pioneer in December 1997. He served as Senior Vice President -- Finance of Pioneer from August 1997 until December 1997. Mr. Smith was elected Senior Vice President -- Finance and a director of Pioneer USA in August 1997. He served as Vice President -- Corporate Acquisitions of Mesa from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of Mesa and from 1994 to 1996 he served as Director of Financial Planning of Mesa. Mr. Smith was employed by BTC Partners, Inc. (a former financial advisor to Mesa) from 1989 to 1994.

     Mel Fischer. Mr. Fischer, a graduate of the University of California at Berkeley with a Masters degree in Geology, became Executive Vice
President -- Worldwide Exploration of Pioneer and Pioneer USA in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997 and was Executive Vice President -- Worldwide Exploration for Parker & Parsley from February 1997 to August 1997. Mr. Fischer retired from Pioneer and Pioneer USA effective February 15, 1999. He worked in the petroleum industry for 32 years, starting as a Petroleum Geologist with Texaco in 1962, and retiring as President, Occidental International Exploration and Production Company in March 1994. For the 10 years prior to becoming President of Occidental International, he served as Executive Vice President, World Wide Exploration with Occidental Oil and Gas Corporation. He is a registered geologist in the State of California, a member of the American Association of Petroleum Geologists and an emeritus member of the Board of Advisors for the Earth Sciences Research Institute at the University of Utah.

     Lon C. Kile. Mr. Kile, a graduate of Oklahoma State University with a B.B.A. in Accounting, became Executive Vice President of Pioneer and Pioneer USA in August 1997. Mr. Kile was Senior Vice President -- Investor Relations from October 1996 to August 1997. Previously, he served as Vice President and Manager of the Mid-Continent Division, Vice President -- Equity Finance & Analysis and Vice President -- Marketing & Program Administration. Prior to joining Parker & Parsley in 1985, he was employed as Supervisor -- Senior, Audit, in charge of Parker & Parsley's audit, with Arthur Young.

     Rich Dealy. Mr. Dealy is a graduate of Eastern New Mexico University with a B.B.A. in Accounting and Finance and is a Certified Public Accountant. He became Vice President and Chief Accounting Officer of Pioneer and Pioneer USA in February 1998. Mr. Dealy served as Controller of Pioneer USA from August 1997 to February 1998. He served as Controller of Parker & Parsley from August 1995 to August 1997. Mr. Dealy joined Parker & Parsley as an Accounting Manager in July, 1992. He was previously employed with KPMG Peat Marwick as an Audit Senior, in charge of Parker & Parsley's audit.

ITEM 11. EXECUTIVE COMPENSATION

     The Partnership does not have any directors or officers. Management of the Partnership is vested in Pioneer USA, the managing general partner. Under the Partnership agreement, Pioneer USA pays 8% of the Partnership's acquisition, drilling and completion costs and 20% of its operating and general and administrative expenses. In return, Pioneer USA is allocated 20% of the Partnership's revenues. See Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" for information regarding fees and reimbursements paid to the managing general partner or its affiliates by the Partnership.

     EMPL is a co-general partner of the Partnership. Under this arrangement, EMPL pays 2% of the Partnership's acquisition, drilling and completion costs and 5% of its operating and general and administrative expenses. In return, EMPL is allocated 5% of the Partnership's revenues. EMPL does not receive any fees or reimbursements from the Partnership.

     The Partnership does not directly pay any salaries of the executive officers of Pioneer USA, but does pay a portion of Pioneer USA's general and administrative expenses of which these salaries are a part. See Note 6 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  (a) Beneficial owners of more than five percent

     The Partnership is not aware of any person who beneficially owns 5% or more of the outstanding limited partnership interests of the Partnership. Pioneer USA and EMPL respectively own 80% and 20% of the general partners' interests in the Partnership. Pioneer USA owned 354 limited partner interests at January 1, 1999.

  (b) Security ownership of management

     The Partnership does not have any officers or directors. The managing general partner of the Partnership, Pioneer USA, has the exclusive right and full authority to manage, control and administer the Partnership's business. Under the limited partnership agreement, limited partners holding a majority of the outstanding limited partnership interests have the right to take certain actions, including the removal of the managing general partner or any other general partner. The Partnership is not aware of any current arrangement or activity which may lead to such removal. The Partnership is not aware of any officer or director of Pioneer USA who beneficially owns limited partnership interests in the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Transactions with the managing general partner or its affiliates

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $382,325   $393,853   $372,085
Reimbursement of general and administrative
  expenses...........................................  $ 33,724   $ 50,041   $ 59,530

     Under the limited partnership agreement, the general partners, Pioneer USA and EMPL, together pay 10% of Partnership's acquisition, drilling and completion costs and 25% of its operating and general and administrative expenses. In return, they are allocated 25% of the Partnership's revenues. Twenty percent of the general partners' share of costs and revenues is allocated to EMPL and the remainder is allocated to Pioneer USA. Certain former affiliates of Pioneer USA are limited partners of EMPL. Also, see Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary

Data", regarding the Partnership's participation with the managing general partner in oil and gas activities of the Partnership.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

  (a) 1. Financial statements

     The following are filed as part of this annual report:

          Independent Auditors' Report -- Ernst & Young LLP

          Independent Auditors' Report -- KPMG LLP

          Balance sheets as of December 31, 1998 and 1997

          Statements of operations for the years ended December 31, 1998, 1997 and 1996

          Statements of partners' capital for the years ended December 31, 1998, 1997 and 1996

          Statements of cash flows for the years ended December 31, 1998, 1997 and 1996

          Notes to financial statements

  2. Financial statement schedules

     All financial statement schedules have been omitted since the required information is in the financial statements or notes thereto, or is not applicable nor required.

  (b) Reports on Form 8-K

     None.

  (c) Exhibits

     The exhibits listed on the accompanying index to exhibits are filed or incorporated by reference as part of this annual report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     PARKER & PARSLEY 84-A, LTD.

                                     By: Pioneer Natural Resources USA, Inc.
                                         Managing General Partner

                                         By:     /s/ SCOTT D. SHEFFIELD
                                           -------------------------------------
                                                    Scott D. Sheffield,
                                                         President

Dated: March 23, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


               /s/ SCOTT D. SHEFFIELD                  President and Director of        March 23, 1999
-----------------------------------------------------    Pioneer USA
                 Scott D. Sheffield

                 /s/ TIMOTHY L. DOVE                   Executive Vice President and     March 23, 1999
-----------------------------------------------------    Director of Pioneer USA
                   Timothy L. Dove

              /s/ DENNIS E. FAGERSTONE                 Executive Vice President and     March 23, 1999
-----------------------------------------------------    Director of Pioneer USA
                Dennis E. Fagerstone

                 /s/ MARK L. WITHROW                   Executive Vice President,        March 23, 1999
-----------------------------------------------------    General Counsel and Director
                   Mark L. Withrow                       of Pioneer USA

                /s/ M. GARRETT SMITH                   Executive Vice President,        March 23, 1999
-----------------------------------------------------    Chief Financial Officer and
                  M. Garrett Smith                       Director of Pioneer USA

                   /s/ LON C. KILE                     Executive Vice President of      March 23, 1999
-----------------------------------------------------    Pioneer USA
                     Lon C. Kile

                   /s/ RICH DEALY                      Vice President and Chief         March 23, 1999
-----------------------------------------------------    Accounting Officer of
                     Rich Dealy                          Pioneer USA

                          PARKER & PARSLEY 84-A, LTD.

                               INDEX TO EXHIBITS

     The following documents are incorporated by reference in response to Item 14(c):

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------
          3.1            -- Agreement of limited partnership of Parker & Parsley
                            84-A, Ltd. incorporated by reference to Exhibit 4(e) of
                            Partnership's Registration Statement on Form S-1
                            (Registration No. 2-90417), as amended on May 24, 1984,
                            the effective date thereof (hereinafter called, the
                            Partnership's Registration Statement)
          3.2            -- Amended and Restated Certificate of Limited Partnership
                            of Parker & Parsley 84-A, Ltd. incorporated by reference
                            to Exhibit 3.2 of the Partnership's Annual Report on Form
                            10-K for the period from July 6, 1984 (date of
                            organization) through December 31, 1984
          4.1            -- Form of Subscription Agreement and Power of Attorney
                            incorporated by reference to Exhibit 4(b) of the
                            Partnership's Registration Statement
          4.2            -- Specimen Certificate of Limited Partnership Interest
                            incorporated by reference to Exhibit 4(d) of the
                            Partnership's Registration Statement
         27.1*           -- Financial Data Schedule
         99.1            -- Mutual Release and Indemnity Agreement dated May 25, 1993 incorporated by reference to Exhibit 99.1 of the
                            Partnership's Annual Report on Form 10-K for the year
                            ended December 31, 1993

---------------

* filed herewith

                          PARKER & PARSLEY 84-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)
                        DECEMBER 31, 1998, 1997 AND 1996

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

     The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing discounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rates to the difference.

     Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider probable reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                               1998        1997        1996
                                                              -------    --------    --------
                                                                      (IN THOUSANDS)
Oil and gas producing activities:
  Future cash inflows.......................................  $ 6,111    $ 19,840    $ 36,425
  Future production costs...................................   (4,514)    (12,732)    (20,443)
  Future development costs..................................       --          --         350
                                                              -------    --------    --------
                                                                1,597       7,108      16,332
  10% annual discount factor................................     (598)     (3,052)     (8,105)
                                                              -------    --------    --------
  Standardized measure of discounted future net cash
     flows..................................................  $   999    $  4,056    $  8,227
                                                              =======    ========    ========

                                                                 YEAR ENDED DECEMBER 31,
                                                              -----------------------------
                                                               1998       1997       1996
                                                              -------    -------    -------
                                                                     (IN THOUSANDS)
Oil and Gas Producing Activities:
  Oil and gas sales, net of production costs................  $  (259)   $  (798)   $(1,107)
  Net changes in prices and production costs................   (2,438)    (3,615)     3,198
  Extensions and discoveries................................       --         --         --
  Sales of minerals-in-place................................       --         --         --
  Purchases of minerals-in-place............................       --         --         --
  Revisions of estimated future development costs...........       --       (199)      (173)
  Revisions of previous quantity estimates and reserves
     added by development drilling..........................     (555)      (442)     2,425
  Accretion of discount.....................................      406        823        418
  Changes in production rates, timing and other.............     (211)        60       (710)
                                                              -------    -------    -------
  Change in present value of future net revenues............   (3,057)    (4,171)     4,051
                                                              -------    -------    -------
  Balance, beginning of year................................    4,056      8,227      4,176
                                                              -------    -------    -------
  Balance, end of year......................................  $   999    $ 4,056    $ 8,227
                                                              =======    =======    =======

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                            SUPPLEMENTAL INFORMATION

                                       OF

            PARKER & PARSLEY 85-A, LTD., A TEXAS LIMITED PARTNERSHIP

                                       TO

                 PROXY STATEMENT DATED                  , 1999

                             ----------------------

       THE DATE OF THIS SUPPLEMENT IS                             , 1999
                             ----------------------

     This document contains important information specific to Parker & Parsley
85-A, Ltd. and supplements the proxy statement dated             , 1999, of
Pioneer Natural Resources USA, Inc., by which Pioneer USA is soliciting proxies to be voted at a special meeting of limited partners of the partnerships described in the proxy statement. The purpose of the special meeting is for you to vote upon the merger of Parker & Parsley 85-A, Ltd. with and into Pioneer USA that, if completed, will result in your receiving cash for your partnership interests.

     This supplement contains the following information concerning Parker & Parsley 85-A, Ltd.:

     - A table containing:

        -- the aggregate initial investment by the limited partners

        -- the aggregate historical limited partner distributions through June
           30, 1999

        -- the merger value per $1,000 limited partner investment as of June 30,
           1999

        -- the merger value per $1,000 limited partner investment as a multiple of distributions for the 12 months ended June 30, 1999

        -- the book value per $1,000 limited partner investment as of June 30, 1999 and as of December 31, 1998 and

        -- the ordinary tax loss per $1,000 limited partner investment in year of initial investment

     - Quarterly Report on Form 10-Q for the six months ended June 30, 1999

     - Annual Report on Form 10-K for the year ended December 31, 1998

     - Disclosures about the partnership's oil and gas producing activities

                          PARKER & PARSLEY 85-A, LTD.

                         SUPPLEMENTAL INFORMATION TABLE

Aggregate Initial Investment by the Limited Partners(a).....  $ 9,613
Aggregate Historical Limited Partner Distributions through
  June 30, 1999(a)..........................................  $ 6,547
Merger Value per $1,000 Limited Partner Investment as of
  June 30, 1999(b)..........................................  $ 73.74
Merger Value per $1,000 Limited Partner Investment as a
  Multiple of Distributions for the 12 Months ended June 30,
  1999(b)...................................................    16.29times
Book Value per $1,000 Limited Partner Investment:
  -- as of June 30, 1999(b).................................  $ 70.30
  -- as of December 31, 1998(b).............................  $ 69.39
Ordinary Tax Loss per $1,000 Limited Partner Investment in
  Year of Initial Investment(b), (c)........................  $   467

---------------

(a)  Stated in thousands.

(b) Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

(c) Your ability to use your distributive share of the partnership's loss to offset your other income may have been subject to certain limitations at your level as a partner, and you may therefore wish to consult your tax advisor to determine the additional value, if any, actually realized by you in your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                          COMMISSION FILE NO. 2-99079A

                          PARKER & PARSLEY 85-A, LTD.
             (Exact name of Registrant as specified in its charter)

                    TEXAS                                        75-2064518
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

      Registrant's Telephone Number, including area code : (915) 683-4768

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          PARKER & PARSLEY 85-A, LTD.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
                   PART I. FINANCIAL INFORMATION
ITEM 1. FINANCIAL STATEMENTS
     Balance Sheets as of June 30, 1999 and December 31,
      1998..................................................     3
     Statements of Operations for the three and six months
      ended June 30, 1999 and 1998..........................     4
     Statement of Partners' Capital for the six months ended
      June 30, 1999.........................................     5
     Statements of Cash Flows for the six months ended June
      30, 1999 and 1998.....................................     6
     Notes to Financial Statements..........................     7

ITEM 2.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS
          OF OPERATIONS.....................................     8

                    PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K....................    11
     27.1  Financial Data Schedule
     Signatures.............................................    12

                         PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                          PARKER & PARSLEY 85-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                     ASSETS

                                                               JUNE 30,     DECEMBER 31,
                                                                 1999           1998
                                                              -----------   ------------
                                                              (UNAUDITED)
Current assets:
  Cash......................................................  $    54,784   $    41,498
  Accounts receivable -- oil and gas sales..................       69,805        42,116
                                                              -----------   -----------
          Total current assets..............................      124,589        83,614
                                                              -----------   -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    7,393,725     7,388,678
Accumulated depletion.......................................   (6,819,996)   (6,788,159)
                                                              -----------   -----------
          Net oil and gas properties........................      573,729       600,519
                                                              -----------   -----------
                                                              $   698,318   $   684,133
                                                              ===========   ===========

                           LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $    15,727   $    10,323
Partners' capital:
  Managing general partner..................................        6,838         6,750
  Limited partners (9,613 interests)........................      675,753       667,060
                                                              -----------   -----------
                                                                  682,591       673,810
                                                              -----------   -----------
                                                              $   698,318   $   684,133
                                                              ===========   ===========

  The financial information included as of June 30, 1999 has been prepared by management
                without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 85-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                     THREE MONTHS ENDED     SIX MONTHS ENDED
                                                          JUNE 30,              JUNE 30,
                                                     -------------------   -------------------
                                                       1999       1998       1999       1998
                                                     --------   --------   --------   --------
Revenues:
  Oil and gas......................................  $122,223   $ 95,999   $201,384   $194,486
  Interest.........................................       658        941      1,155      2,025
                                                     --------   --------   --------   --------
                                                      122,881     96,940    202,539    196,511
                                                     --------   --------   --------   --------
Costs and expenses:
  Oil and gas production...........................    74,972     77,824    133,355    146,539
  General and administrative.......................     3,669      2,880      6,044      5,835
  Depletion........................................    11,205     34,079     31,837     58,645
                                                     --------   --------   --------   --------
                                                       89,846    114,783    171,236    211,019
                                                     --------   --------   --------   --------
Net income (loss)..................................  $ 33,035   $(17,843)  $ 31,303   $(14,508)
                                                     ========   ========   ========   ========
Allocation of net income (loss):
  Managing general partner.........................  $    330   $   (178)  $    313   $   (145)
                                                     ========   ========   ========   ========
  Limited partners.................................  $ 32,705   $(17,665)  $ 30,990   $(14,363)
                                                     ========   ========   ========   ========
Net income (loss) per limited partnership
  interest.........................................  $   3.40   $  (1.83)  $   3.22   $  (1.49)
                                                     ========   ========   ========   ========
Distributions per limited partnership interest.....  $   1.49   $   2.21   $   2.32   $   7.50
                                                     ========   ========   ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 85-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         STATEMENT OF PARTNERS' CAPITAL
                                  (UNAUDITED)

                                                              MANAGING
                                                              GENERAL    LIMITED
                                                              PARTNER    PARTNERS    TOTAL
                                                              --------   --------   --------
Balance at January 1, 1999..................................   $6,750    $667,060   $673,810
  Distributions.............................................     (225)    (22,297)   (22,522)
  Net income................................................      313      30,990     31,303
                                                               ------    --------   --------
Balance at June 30, 1999....................................   $6,838    $675,753   $682,591
                                                               ======    ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 85-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                               SIX MONTHS ENDED
                                                                   JUNE 30,
                                                              -------------------
                                                                1999       1998
                                                              --------   --------
Cash flows from operating activities:
  Net income (loss).........................................  $ 31,303   $(14,508)
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Depletion..............................................    31,837     58,645
  Changes in assets and liabilities:
     Accounts receivable....................................   (27,689)    18,296
     Accounts payable.......................................     5,404     (1,920)
                                                              --------   --------
          Net cash provided by operating activities.........    40,855     60,513
                                                              --------   --------
Cash flows used in investing activities:
  Additions to oil and gas properties.......................    (5,325)    (7,746)
  Proceeds from asset dispositions..........................       278         --
                                                              --------   --------
          Net cash used in investing activities.............    (5,047)    (7,746)
                                                              --------   --------
Cash flows from financing activities:
  Cash distributions to partners............................   (22,522)   (72,801)
                                                              --------   --------
Net increase (decrease) in cash.............................    13,286    (20,034)
Cash at beginning of period.................................    41,498     70,438
                                                              --------   --------
Cash at end of period.......................................  $ 54,784   $ 50,404
                                                              ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 85-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 85-A, Ltd. (the "Partnership") is a limited partnership organized in 1985 under the laws of the State of Texas.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. BASIS OF PRESENTATION

     In the opinion of management, the unaudited financial statements of the Partnership as of June 30, 1999 and for the three and six months ended June 30, 1999 and 1998 include all adjustments and accruals consisting only of normal recurring accrual adjustments which are necessary for a fair presentation of the results for the interim period. These interim results are not necessarily indicative of results for a full year.

     Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in this Form 10-Q pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements should be read in conjunction with the financial statements and the notes thereto contained in the Partnership's Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, a copy of which is available upon request by writing to Rich Dealy, Vice President and Chief Accounting Officer, 5205 North O'Connor Boulevard, 1400 Williams Square West, Irving, Texas 75039-3746.

ITEM 2.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS(1)

RESULTS OF OPERATIONS

  Six months ended June 30, 1999 compared with six months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues increased 4% to $201,384 from $194,486 for the six months ended June 30, 1999 and 1998, respectively. The increase in revenues resulted from an increase in production, offset by lower average prices received. For the six months ended June 30, 1999, 8,668 barrels of oil, 6,436 barrels of natural gas liquids ("NGLs") and 26,371 mcf of gas were sold, or 19,499 barrel of oil equivalents ("BOEs"). For the six months ended June 30, 1998, 9,116 barrels of oil, 4,300 barrels of NGLs and 20,967 mcf of gas were sold, or 16,911 BOEs.

     The average price received per barrel of oil decreased $1.02, or 7%, from $14.17 for the six months ended June 30, 1998 to $13.15 for the same period in 1999. The average price received per barrel of NGLs increased slightly from $7.30 during the six months ended June 30, 1998 to $7.34 for the same period in 1999. The average price received per mcf of gas decreased 6% from $1.62 during the six months ended June 30, 1998 to $1.52 in 1999. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received during the six months ended June 30, 1999.

     The volatility of commodity prices has had, and continues to have, a significant impact on the Partnership's revenues and operating cash flow and could result in additional decreases to the carrying value of the Partnership's oil and gas properties.

     Costs and Expenses:

     Total costs and expenses decreased to $171,236 for the six months ended June 30, 1999 as compared to $211,019 for the same period in 1998, a decrease of $39,783, or 19%. This decrease was due to declines in depletion and production costs, offset by an increase in general and administrative expenses ("G&A").

     Production costs were $133,355 for the six months ended June 30, 1999 and $146,539 for the same period in 1998 resulting in a decrease of $13,184, or 9%. The decrease was primarily due to lower well maintenance costs and a decline in production taxes.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A increased, in aggregate, 4% from $5,835 for the six months ended June 30, 1998 to $6,044 for the same period in 1999.

     Depletion was $31,837 for the six months ended June 30, 1999 compared to $58,645 for the same period in 1998, a decrease of $26,808, or 46%. This decrease was primarily due to an increase in proved reserves during the period ended June 30, 1999 due to the higher commodity prices, a reduction in oil production of 448 barrels for the six months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121") during the fourth quarter of 1998.

  Three months ended June 30, 1999 compared with three months ended June 30,
  1998

     Revenues:

     The Partnership's oil and gas revenues increased 27% to $122,223 from $95,999 for the three months ended June 30, 1999 and 1998, respectively. The increase in revenues resulted from higher average prices received and an increase in production. For the three months ended June 30, 1999, 4,347 barrels of oil, 3,965 barrels of NGLs and 14,678 mcf of gas were sold, or 10,758 BOEs. For the three months ended June 30, 1998, 4,541 barrels of oil, 2,291 barrels of NGLs and 11,108 mcf of gas were sold, or 8,683 BOEs.

     The average price received per barrel of oil increased $1.02, or 8%, from $13.49 for the three months ended June 30, 1998 to $14.57 for the same period in 1999. The average price received per barrel of NGLs increased $1.24, or 17%, from $7.49 during the three months ended June 30, 1998 to $8.73 for the same period in 1999. The average price received per mcf of gas increased 4% from $1.58 during the three months ended June 30, 1998 to $1.65 for the same period in 1999.

     Costs and Expenses:

     Total costs and expenses decreased to $89,846 for the three months ended June 30, 1999 as compared to $114,783 for the same period in 1998, a decrease of $24,937, or 22%. This decrease was due to declines in depletion and production costs, offset by an increase in G&A.

     Production costs were $74,972 for the three months ended June 30, 1999 and $77,824 for the same period in 1998 resulting in a $2,852 decrease, or 4%. The decrease was primarily due to lower well maintenance costs and a decline in production taxes.

     During this period, G&A increased, in aggregate, 27% from $2,880 for the three months ended June 30, 1998 to $3,669 for the same period in 1999.

     Depletion was $11,205 for the three months ended June 30, 1999 compared to $34,079 for the same period in 1998, a decrease of $22,874, or 67%. This decrease was primarily attributable to an increase in proved reserves during the period ended June 30, 1999 as a result of higher commodity prices, a reduction in oil production of 194 barrels for the three months ended June 30, 1999 as compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1998.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $19,658 during the six months ended June 30, 1999 from the same period ended June 30, 1998. This decrease was primarily due to a decline in oil and gas sales receipts, offset by decreases in production costs and G&A expenses paid.

  Net Cash Used in Investing Activities

     The Partnership's investing activities during the six months ended June 30, 1999 and 1998 included expenditures related to equipment replacement on various oil and gas properties.

     Proceeds from asset dispositions of $278 were received during the six months ended June 30, 1999 from equipment credits received on active properties.

  Net Cash Used in Financing Activities

     Cash was sufficient for the six months ended June 30, 1999 to cover distributions to the partners of $22,522 of which $225 was distributed to the managing general partner and $22,297 to the limited partners. For the same period ended June 30, 1998, cash was sufficient for distributions to the partners of $72,801 of which $727 was distributed to the managing general partner and $72,074 to the limited partners.

     From the third quarter of 1997 through the first quarter of 1999, there was a declining trend in oil and gas levels. During the first quarter of 1999, the Organization of Petroleum Exporting Countries and certain other crude oil exporting nations announced reductions in their planned export volumes. These announcements, together with early indications that the nations have initiated their planned reductions, have had some stabilizing effect on commodity prices during the latter part of the first quarter of 1999 and into August 1999. However, no assurances can be given that the stabilizing effect of these actions, or the planned reductions in export volumes, will be sustained for an extended period of time.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright, or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     As of June 30, 1999, the managing general partner estimates that the assessment phase is approximately 99% complete and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     Through June 30, 1999, the managing general partner had distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 52% of the inquiries.

     The remedial phase of the managing general partner's Year 2000 project is in varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of June 30, 1999, the managing general partner estimates that the remedial phase is approximately 83% complete, on a worldwide basis, subject to continuing evaluations of the responses to third party inquiries and to the testing phase results. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and has completed the testing of the system for Year 2000 compliance. The remediation of non-information technology is expected to be completed by October 1999. The managing general partner's Year 2000 remedial actions have not delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of information technology systems by October 1999. The testing of the non-information technology remediation is scheduled to be completed by the end of November 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. As of June 30, 1999, the managing general partner's total costs incurred on the Year 2000 problem were $2.3 million, of which approximately $200 thousand were incurred to replace non-compliant systems.

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the business continuity and contingency planning phase of the managing general partner's Year 2000 project, contingency plans were designed to mitigate the exposures to mission critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

---------------

(1) "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements.

                           PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

  (a) Exhibits

     27.1 Financial Data Schedule

  (b) Reports on Form 8-K -- none

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARKER & PARSLEY 85-A, LTD.

                                            By: Pioneer Natural Resources USA,
                                                Inc.,
                                                Managing General Partner

                                            By:       /s/ RICH DEALY
                                              ----------------------------------
                                               Rich Dealy, Vice President and
                                                  Chief Accounting Officer

Dated: August 5, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-K
                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                          COMMISSION FILE NO. 2-99079A

                          PARKER & PARSLEY 85-A, LTD.
             (Exact name of Registrant as specified in its charter)

                    TEXAS                                        75-2064518
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

        Securities registered pursuant to Section 12(b) of the Act: NONE

          Securities registered pursuant to Section 12(g) of the Act:
                LIMITED PARTNERSHIP INTERESTS ($1,000 PER UNIT)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such
filing requirements for the past 90 days.  Yes  [X]     No  [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

     No market currently exists for the limited partnership interests of the Registrant. Based on original purchase price the aggregate market value of limited partnership interests owned by non-affiliates of the Registrant is $9,426,000.

     As of March 8, 1999, the number of outstanding limited partnership interests was 9,613.

     The following documents are incorporated by reference into the indicated parts of this Annual Report on Form 10-K: NONE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Parts I and II of this Report contain forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements. See "Item 1. Business" for a description of various factors that could materially affect the ability of the Partnership to achieve the anticipated results described in the forward looking statements.

                                     PART I

ITEM 1. BUSINESS

     Parker & Parsley 85-A, Ltd. (the "Partnership") is a limited partnership organized in 1985 under the laws of the State of Texas. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger. For a more complete description of the Parker & Parsley and Mesa merger, see Pioneer's Registration Statement on Form S-4 as filed with the Securities & Exchange Commission.

     A Registration Statement, as amended, filed pursuant to the Securities Act of 1933, registering limited partnership interests aggregating $40,000,000 in a series of Texas limited partnerships formed under the Parker & Parsley 85 Development Drilling Program, was declared effective by the Securities and Exchange Commission on August 28, 1985. On October 26, 1985, the offering of limited partnership interests in the Partnership, the first partnership formed under such registration statement, was closed, with interests aggregating $9,613,000 being sold to 828 subscribers.

     The Partnership engages primarily in oil and gas development and production and is not involved in any industry segment other than oil and gas. See "Item 6. Selected Financial Data" and "Item 8. Financial Statements and Supplementary Data" of this report for a summary of the Partnership's revenue, income and identifiable assets.

     The principal markets during 1998 for the oil produced by the Partnership were refineries and oil transmission companies that have facilities near the Partnership's oil producing properties. The principal markets for the Partnership's gas were companies that have pipelines located near the Partnership's gas producing properties. Of the Partnership's total oil and gas revenues for 1998, approximately 60% and 19% were attributable to sales made to Genesis Crude Oil, L.P. and Western Gas Resources, Inc., respectively.

     The Partnership's revenues, profitability, cash flow and future rate of growth are highly dependent on the prevailing prices of oil and gas, which are affected by numerous factors beyond the Partnership's control. Oil and gas prices historically have been very volatile. A substantial or extended decline in the prices of oil or gas could have a material adverse effect on the Partnership's revenues, profitability and cash flow and could, under certain circumstances, result in a reduction in the carrying value of the Partnership's oil and gas properties.

     Because of the demand for oil and gas, the Partnership does not believe that the termination of the sales of its products to any one customer would have a material adverse impact on its operations. The loss of a particular customer for gas may have an effect if that particular customer has the only gas pipeline located in the areas of the Partnership's gas producing properties. The Partnership believes, however, that the effect would be temporary, until alternative arrangements could be made.

     Federal and state regulation of oil and gas operations generally includes the fixing of maximum prices for regulated categories of natural gas, the imposition of maximum allowable production rates, the taxation of income and other items, and the protection of the environment. Although the Partnership believes that its business operations do not impair environmental quality and that its costs of complying with any applicable environmental regulations are not currently significant, the Partnership cannot predict what, if any, effect these environmental regulations may have on its current or future operations.

     The Partnership does not have any employees of its own. Pioneer USA employs 818 persons, many of whom dedicated a part of their time to the conduct of the Partnership's business during the period for which this report is filed. Pioneer USA is responsible for all management functions.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves.

     No material part of the Partnership's business is seasonal and the Partnership conducts no foreign operations.

ITEM 2. PROPERTIES

     The Partnership's properties consist primarily of leasehold interests in properties on which oil and gas wells are located. Such property interests are often subject to landowner royalties, overriding royalties and other oil and gas leasehold interests.

     Fractional working interests in developmental oil and gas prospects located primarily in the Spraberry Trend Area of West Texas were acquired by the Partnership, resulting in the Partnership's participation in the drilling of 25 productive oil and gas wells. At December 31, 1998, 21 wells were producing with four wells sold during 1996. The Partnership received an additional interest in one producing oil and gas well in 1993 due to the Partnership's back-in after payout provisions.

     For information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities for the years then ended, see Note 6 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" below. Such reserves have been estimated by the engineering staff of Pioneer USA with a review by Williamson Petroleum Consultants, Inc., an independent petroleum consultant.

ITEM 3. LEGAL PROCEEDINGS

     The Partnership from time to time is a party to various legal proceedings incidental to its business involving claims in oil and gas leases or interests, other claims for damages in amounts not in excess of 10% of its current assets and other matters, none of which Pioneer believes to be material to the Partnership.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to a vote of security holders during the fourth quarter 1998.

                                    PART II

ITEM 5. MARKET FOR PARTNERSHIP'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     At March 8, 1999, the Partnership had 9,613 outstanding limited partnership interests held of record by 827 subscribers. There is no established public trading market for the limited partnership interests. Under the limited partnership agreement, Pioneer USA has made certain commitments to purchase partnership interests at a computed value.

     Revenues which, in the sole judgement of the managing general partner, are not required to meet the Partnership's obligations are distributed to the partners at least quarterly in accordance with the limited partnership agreement. During the years ended December 31, 1998 and 1997, distributions of $92,435 and $242,850 respectively, were made to the limited partners.

ITEM 6. SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the years ended December 31:

                                        1998         1997         1996          1995         1994
                                      ---------   ----------   ----------    ----------   ----------
Operating results:
  Oil and gas sales.................  $ 371,098   $  548,786   $  631,838    $  570,205   $  598,850
                                      =========   ==========   ==========    ==========   ==========
  Impairment of oil and gas
     properties.....................  $  22,031   $  270,187   $       --    $       --   $  431,446
                                      =========   ==========   ==========    ==========   ==========
  Litigation settlement, net........  $      --   $       --   $   32,694    $       --   $       --
                                      =========   ==========   ==========    ==========   ==========
  Net income (loss).................  $(274,769)  $ (158,804)  $  221,854    $   60,241   $ (435,081)
                                      =========   ==========   ==========    ==========   ==========
  Allocation of net income (loss):
     Managing general partner.......  $  (2,747)  $   (1,588)  $    2,219    $      603   $   (4,351)
                                      =========   ==========   ==========    ==========   ==========
     Limited partners...............  $(272,022)  $ (157,216)  $  219,635    $   59,638   $ (430,730)
                                      =========   ==========   ==========    ==========   ==========
  Limited partners' net income
     (loss) per limited partnership
     interest.......................  $  (28.30)  $   (16.35)  $    22.85    $     6.20   $   (44.81)
                                      =========   ==========   ==========    ==========   ==========
  Limited partners' cash
     distributions per limited
     partnership interest...........  $    9.62   $    25.26   $    26.55(a) $    19.89   $    18.57
                                      =========   ==========   ==========    ==========   ==========
At year end:
  Total assets......................  $ 684,133   $1,059,494   $1,460,408    $1,524,789   $1,658,967
                                      =========   ==========   ==========    ==========   ==========

---------------

(a) Including litigation settlement per limited partnership interest of $3.37 in 1996.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  1998 compared to 1997

     The Partnership's 1998 oil and gas revenues decreased 32% to $371,098 from $548,786 in 1997. The decrease in revenues resulted from lower average prices received. In 1998, 18,178 barrels of oil, 9,630 barrels of natural gas liquids ("NGLs") and 43,021 mcf of gas were sold, or 34,978 barrel of oil equivalents ("BOEs"). In 1997, 19,067 barrels of oil, 3,804 barrels of NGLs and 57,213 mcf of gas were sold, or 32,407 BOEs. Due to the decline characteristics of the Partnership's oil and gas properties, management expects a certain amount of decline in production in the future until the Partnership's economically recoverable reserves are fully depleted.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. Effective September 30, 1997, as a result of the merger with Mesa, the managing general partner accounts for processed natural gas production in two components: natural gas liquids and dry residue gas. As a result of the change in the managing general partner's policy, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, separate product volumes will not be comparable for periods prior to September 30, 1997. Also, prices for gas products will not be comparable as the price per mcf for natural gas for the year ended December 31, 1998 is the price received for dry residue gas and the price per mcf for natural gas produced prior to October 1997 was presented as a price for wet gas (i.e., natural gas liquids combined with dry residue gas).

     The average price received per barrel of oil decreased $6.21, or 32%, from $19.48 in 1997 to $13.27 in 1998. The average price received per barrel of NGLs decreased $4.50, or 41%, from $11.01 in 1997 to $6.51 in 1998. The average price received per mcf of gas decreased 34% from $2.37 in 1997 to $1.56 in 1998. The market price received for oil and gas has been extremely volatile in the past decade and management expects a certain amount of volatility in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1998.

     Total costs and expenses decreased in 1998 to $649,476 as compared to $712,497 in 1997, a decrease of $63,021, or 9%. The decrease was primarily due to declines in the impairment of oil and gas properties and general and administrative expenses ("G&A"), offset by an increase in depletion.

     Production costs were $304,333 in 1998 and $304,651 in 1997, resulting in a slight decrease of $318. The decrease was the combination of a decline in production taxes due to the decrease in oil and gas revenues, offset by an increase in well maintenance costs.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 36% from $17,403 in 1997 to $11,133 in 1998. The Partnership paid the managing general partner $8,231 in 1998 and $14,081 in 1997 for G&A incurred on behalf of the Partnership. G&A is allocated, in part, to the Partnership by the managing general partner. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity to the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the managing general partner reviews the Partnership's oil and gas properties for impairment whenever events or circumstances indicate a decline in the recoverability of the carrying value of the Partnership's assets may have occurred. Declining commodity prices prompted impairment reviews in 1998 and 1997. As a result of the review and evaluation of its long-lived assets for impairment, the Partnership recognized non-cash charges of $22,031 and $270,187 related to its oil and gas properties during 1998 and 1997, respectively.

     Depletion was $311,979 in 1998 compared to $120,256 in 1997. This represented an increase of $191,723. This increase was the result of a decline in proved reserves during 1998 due to the lower commodity prices, offset by a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1997 and a reduction in oil production of 889 barrels for the period ended December 31, 1998 compared to the same period in 1997.

  1997 compared to 1996

     The Partnership's 1997 oil and gas revenues decreased 13% to $548,786 from $631,838 in 1996. The decrease in revenues resulted from a lower average price received per barrel of oil. In 1997, 19,067 barrels of oil, 3,804 barrels of NGLs and 57,213 mcf of gas were sold, or 32,407 BOEs. In 1996, 21,203 barrels of oil and 72,178 mcf of gas were sold, or 33,233 BOEs.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. As is described above in "Results of

Operations -- 1998 compared to 1997", the Partnership changed its method of accounting for processed natural gas to a dry gas basis in the fourth quarter of 1997. As a result of this change, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, 1997 and 1996 separate product volumes are not comparable.

     The average price received per barrel of oil decreased $2.31, or 11%, from $21.79 in 1996 to $19.48 in 1997. The average price received per barrel of NGLs during 1997 was $11.01. The average price received per mcf of gas increased slightly from $2.35 in 1996 to $2.37 in 1997.

     On April 29, 1996, Southmark Corporation, Pioneer USA and the Partnership entered into a final $7.4 million settlement agreement with Jack N. Price resolving all outstanding litigation between the parties. As a result, all of the pending lawsuits and judgments have been dismissed, the supersedeas bond released, and the Reserve released as collateral. On June 28, 1996, a final distribution was made to the working interest owners of $32,694 which included $32,367, or $3.37 per limited partnership interest, to the Partnership and its partners.

     Total costs and expenses increased in 1997 to $712,497 as compared to $446,635 in 1996, an increase of $265,862, or 60%. The increase was primarily due to the impairment of oil and gas properties and an increase in depletion, offset by lower production cost and G&A.

     Production costs were $304,651 in 1997 and $320,643 in 1996, resulting in a $15,992 decrease, or 5%. The decrease was due to a reduction in well maintenance costs and a decrease in production taxes.

     During this period, G&A decreased, in aggregate, 8% from $18,955 in 1996 to $17,403 in 1997. The Partnership paid the managing general partner $14,081 in 1997 and $16,083 in 1996 for G&A incurred on behalf of the Partnership.

     The Partnership recognized a non-cash SFAS 121 impairment provision of $270,187 related to its proved oil and gas properties during the fourth quarter of 1997.

     Depletion was $120,256 in 1997 compared to $105,185 in 1996. This represented an increase of $15,071, or 14%. This increase was primarily attributable to the decrease in oil reserves during 1997 as a result of lower commodity prices, offset by a decline in oil production of 2,136 barrels for 1997 as compared to 1996.

     A loss on disposition of assets of $1,852 was recognized during 1996. This loss resulted from the sale of four fully depleted oil and gas wells and four saltwater disposal wells and the write-off of associated capitalized well costs of $3,769, offset by a $1,917 receivable due from the sale for post-closing adjustments.

IMPACT OF INFLATION AND CHANGING PRICES ON SALES AND NET INCOME

     Inflation impacts the fixed overhead rate charges of the lease operating expenses for the Partnership. During 1998, the annual change in the index of average weekly earnings of crude petroleum and gas production workers issued by the U.S. Department of Labor, Bureau of Labor Statistics increased (effective April 1, 1998) 10.3%. The 1997 annual change in average weekly earnings increased by 2%. The 1996 index increased 4.1%. The impact of inflation for other lease operating expenses is small due to the current economic condition of the oil industry.

     The oil and gas industry experienced volatility during the past decade because of the fluctuation of the supply of most fossil fuels relative to the demand for such products and other uncertainties in the world energy markets causing significant fluctuations in oil and gas prices. During 1998, the price per barrel for oil production similar to the Partnership's ranged from approximately $9.50 to $15.50. During most of 1997 and 1996, the Partnership benefitted from higher oil prices as compared to previous years. However, during the fourth quarter of 1997, oil prices began a downward trend that has continued into March 1999. On March 8, 1999, the market price for West Texas intermediate crude was $11.00 per barrel. A continuation of the current commodity price environment will continue to have an adverse effect on the

Partnership's revenues, operating cash flow and distributions and could result in additional decreases in the carrying value of the Partnership's oil and gas properties.

     Prices for natural gas are subject to ordinary seasonal fluctuations, and this volatility of natural gas prices may result in production being curtailed and, in some cases, wells being completely shut-in.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $191,449 during the year ended December 31, 1998 from the year ended December 31, 1997. This decrease was due primarily to declines in oil and gas sales receipts and an increase in production costs, offset by a decrease in G&A expenses paid.

  Net Cash Provided by (Used in) Investing Activities

     The Partnership's investing activities during 1998 and 1997 were related to expenditures for equipment replacement on various oil and gas properties.

     Proceeds from asset dispositions of $323 were from equipment credits received on active properties.

  Net Cash Used in Financing Activities

     Cash was sufficient in 1998 for distributions to the partners of $93,368 of which $933 was distributed to the managing general partner and $92,435 to the limited partners. In 1997, cash was sufficient for distributions to the partners of $245,304 of which $2,454 was distributed to the managing general partner and $242,850 to the limited partners.

     The current commodity price environment will continue to impact the distributions and could result in limited or no distributions to the partners.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     The assessment phase of the managing general partner's Year 2000 project is at varying stages of completion as it pertains to information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the assessment phase is approximately 86% complete, on a worldwide basis, and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     The managing general partner expects to complete the assessment phase of its Year 2000 project by the end of the first quarter of 1999 but is being delayed by limited responses received on inquiries made of third party businesses. To date, the managing general partner has distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 37% of those inquiries.

     The remedial phase of the managing general partner's Year 2000 project is also at varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the remedial phase is approximately 54% complete, on a worldwide basis, subject to the continuing results of the third party inquiry assessments and the testing phase. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and is currently testing this system for Year 2000 compliance. The remediation of non-information technology is expected to be completed during July 1999. The managing general partner's Year 2000 remedial actions have not significantly delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of the Artesia system upgrades by March 1999 and all other information technology systems and non-information technology remediation by the end of the third quarter of 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. The managing general partner intends to use its working capital to pay for the costs of the Year 2000 projects. As of December 31, 1998, the managing general partner's total costs incurred on the Year 2000 problem were $1.8 million, of which $200 thousand were incurred to replace non-compliant systems. The managing general partner will allocate a portion of the costs of the Year 2000 programming charges to the Partnership in accordance with the general and administration allocation. (See Note 2 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".)

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the assessment phase of the managing general partner's Year 2000 project, contingency plans are being designed to mitigate the exposures to mission-critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

                                                               PAGE
                                                               ----
Financial Statements of Parker & Parsley 85-A, Ltd:
  Independent Auditors' Report -- Ernst & Young LLP.........     9
  Independent Auditors' Report -- KPMG LLP..................    10
  Balance Sheets as of December 31, 1998 and 1997...........    11
  Statements of Operations for the Years Ended December 31,
     1998, 1997 and 1996....................................    12
  Statements of Partners' Capital for the Years Ended
     December 31, 1998, 1997 and 1996.......................    13
  Statements of Cash Flows for the Years Ended December 31,
     1998, 1997 and 1996....................................    14
  Notes to Financial Statements.............................    15

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 85-A, Ltd.
(A Texas Limited Partnership):

     We have audited the balance sheet of Parker & Parsley 85-A, Ltd. as of December 31, 1998, and the related statements of income, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 85-A, Ltd. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

Dallas, Texas
March 15, 1999

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 85-A, Ltd.
(A Texas Limited Partnership):

     We have audited the financial statements of Parker & Parsley 85-A, Ltd. as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 85-A, Ltd. as of December 31, 1997, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Midland, Texas
March 20, 1998

                          PARKER & PARSLEY 85-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                  DECEMBER 31

                                     ASSETS

                                                                 1998          1997
                                                              -----------   -----------
Current assets:
  Cash......................................................  $    41,498   $    70,438
  Accounts receivable -- oil and gas sales..................       42,116        66,815
                                                              -----------   -----------
          Total current assets..............................       83,614       137,253
                                                              -----------   -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    7,388,678     7,376,390
Accumulated depletion.......................................   (6,788,159)   (6,454,149)
                                                              -----------   -----------
          Net oil and gas properties........................      600,519       922,241
                                                              -----------   -----------
                                                              $   684,133   $ 1,059,494
                                                              ===========   ===========

                           LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $    10,323   $    17,547
Partners' capital:
  Managing general partner..................................        6,750        10,430
  Limited partners (9,613 interests)........................      667,060     1,031,517
                                                              -----------   -----------
                                                                  673,810     1,041,947
                                                              -----------   -----------
                                                              $   684,133   $ 1,059,494
                                                              ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 85-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31

                                                               1998        1997        1996
                                                             ---------   ---------   --------
Revenues:
  Oil and gas..............................................  $ 371,098   $ 548,786   $631,838
  Interest.................................................      3,609       4,907      3,957
  Litigation settlement, net...............................         --          --     32,694
                                                             ---------   ---------   --------
                                                               374,707     553,693    668,489
                                                             ---------   ---------   --------
Costs and expenses:
  Oil and gas production...................................    304,333     304,651    320,643
  General and administrative...............................     11,133      17,403     18,955
  Impairment of oil and gas properties.....................     22,031     270,187         --
  Depletion................................................    311,979     120,256    105,185
  Loss on disposition of assets............................         --          --      1,852
                                                             ---------   ---------   --------
                                                               649,476     712,497    446,635
                                                             ---------   ---------   --------
Net income (loss)..........................................  $(274,769)  $(158,804)  $221,854
                                                             =========   =========   ========
Allocation of net income (loss):
  Managing general partner.................................  $  (2,747)  $  (1,588)  $  2,219
                                                             =========   =========   ========
  Limited partners.........................................  $(272,022)  $(157,216)  $219,635
                                                             =========   =========   ========
Net income (loss) per limited partnership interest.........  $  (28.30)  $  (16.35)  $  22.85
                                                             =========   =========   ========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 85-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                        STATEMENTS OF PARTNERS' CAPITAL

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Partners' capital at January 1, 1996.......................  $14,831    $1,467,142   $1,481,973
  Distributions............................................   (2,578)     (255,194)    (257,772)
  Net income...............................................    2,219       219,635      221,854
                                                             -------    ----------   ----------
Partners' capital at December 31, 1996.....................   14,472     1,431,583    1,446,055
  Distributions............................................   (2,454)     (242,850)    (245,304)
  Net loss.................................................   (1,588)     (157,216)    (158,804)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1997.....................   10,430     1,031,517    1,041,947
  Distributions............................................     (933)      (92,435)     (93,368)
  Net loss.................................................   (2,747)     (272,022)    (274,769)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1998.....................  $ 6,750    $  667,060   $  673,810
                                                             =======    ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 85-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31

                                                               1998        1997        1996
                                                             ---------   ---------   --------
Cash flows from operating activities:
  Net income (loss)........................................  $(274,769)  $(158,804)  $221,854
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Loss on disposition of assets.........................         --          --      1,852
     Impairment of oil and gas properties..................     22,031     270,187         --
     Depletion.............................................    311,979     120,256    105,185
  Changes in assets and liabilities:
     Accounts receivable...................................     24,699      33,332    (33,195)
     Accounts payable......................................     (7,224)      3,194    (26,418)
                                                             ---------   ---------   --------
          Net cash provided by operating activities........     76,716     268,165    269,278
                                                             ---------   ---------   --------
Cash flows from investing activities:
  Additions to oil and gas properties......................    (12,611)     (2,702)        --
  Proceeds from asset dispositions.........................        323          --      1,818
                                                             ---------   ---------   --------
          Net cash provided by (used in) investing
            activities.....................................    (12,288)     (2,702)     1,818
                                                             ---------   ---------   --------
Cash flows from financing activities:
  Cash distributions to partners...........................    (93,368)   (245,304)  (257,772)
                                                             ---------   ---------   --------
Net increase (decrease) in cash............................    (28,940)     20,159     13,324
Cash at beginning of year..................................     70,438      50,279     36,955
                                                             ---------   ---------   --------
Cash at end of year........................................  $  41,498   $  70,438   $ 50,279
                                                             =========   =========   ========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 85-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 85-A, Ltd. (the "Partnership") is a limited partnership organized in 1985 under the laws of the State of Texas. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Oil and gas properties -- The Partnership utilizes the successful efforts method of accounting for its oil and gas properties and equipment. Under this method, all costs associated with productive wells and nonproductive development wells are capitalized while nonproductive exploration costs are expensed. Capitalized costs relating to proved properties are depleted using the unit-of-production method on a property-by-property basis based on proved oil (dominant mineral) reserves as determined by the engineering staff of Pioneer USA, the Partnership's managing general partner, and reviewed by independent petroleum consultants. The carrying amounts of properties sold or otherwise disposed of and the related allowances for depletion are eliminated from the accounts and any gain or loss is included in operations.

     Impairment of long-lived assets -- In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the Partnership reviews its long-lived assets to be held and used on an individual property basis, including oil and gas properties accounted for under the successful efforts method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows is less than the carrying amount of the assets. In this circumstance, the Partnership recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

     Use of estimates in the preparation of financial statements -- Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Net income (loss) per limited partnership interest -- The net income (loss) per limited partnership interest is calculated by using the number of outstanding limited partnership interests.

     Income taxes -- A Federal income tax provision has not been included in the financial statements as the income of the Partnership is included in the individual Federal income tax returns of the respective partners.

                          PARKER & PARSLEY 85-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Statements of cash flows -- For purposes of reporting cash flows, cash includes depository accounts held by banks.

     General and administrative expenses -- General and administrative expenses are allocated in part to the Partnership by the managing general partner or its affiliates. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     Reclassifications -- Certain reclassifications may have been made to the 1997 and 1996 financial statements to conform to the 1998 financial statement presentation.

     Environmental -- The Partnership is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Partnership to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of cash payments for the liability or component are fixed or reliably determinable. No such liabilities have been accrued as of December 31, 1998.

     Revenue recognition -- The Partnership uses the entitlements method of accounting for crude oil and natural gas revenues.

     Reporting comprehensive income -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") establishes standards for the reporting and display of comprehensive income (loss) and its components in a full set of general purpose financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Partnership has no items of other comprehensive income (loss), as defined by SFAS No. 130. Consequently, the provisions of SFAS No. 130 do not apply to the Partnership.

NOTE 3. IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS 121, the Partnership reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of the carrying value of the Partnership's oil and gas properties. Based upon a decline in the Partnership's outlook for future commodity prices, the Partnership has estimated the expected future cash flows of its oil and gas properties as of December 31, 1998, 1997 and 1996, and compared such estimated future cash flows to the respective carrying amount of the oil and gas properties to determine if the carrying amounts were likely to be recoverable. For those proved oil and gas properties for which the carrying amount exceeded the estimated future cash flows, an impairment was determined to exist; therefore, the Partnership adjusted the carrying amount of those oil and gas properties to their fair value as determined by discounting their expected future cash flows at a discount rate commensurate with the risks involved in the industry. As a result, the Partnership recognized non-cash impairment provisions of $22,031 and $270,187 related to its proved oil and gas properties during 1998 and 1997, respectively.

                          PARKER & PARSLEY 85-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. INCOME TAXES

     The financial statement basis of the Partnership's net assets and liabilities was $430,692 less than the tax basis at December 31, 1998.

     The following is a reconciliation of net income (loss) per statements of operations with the net income per Federal income tax returns for the years ended December 31:

                                                       1998        1997        1996
                                                     ---------   ---------   --------
Net income (loss) per statements of operations.....  $(274,769)  $(158,804)  $221,854
Depletion and depreciation provisions for tax
  reporting purposes less than amounts for
  financial reporting purposes.....................    307,564     116,807    101,013
Impairment of oil and gas properties for financial
  reporting purposes...............................     22,031     270,187         --
Salvage income.....................................                     --      6,705
Other..............................................      1,515      (1,436)    (4,243)
                                                     ---------   ---------   --------
          Net income per Federal income tax
            returns................................  $  56,341   $ 226,754   $325,329
                                                     =========   =========   ========

NOTE 5. OIL AND GAS PRODUCING ACTIVITIES

     The following is a summary of the costs incurred, whether capitalized or expensed, related to the Partnership's oil and gas producing activities for the years ended December 31:

                                                            1998      1997     1996
                                                           -------   ------   -------
Development costs........................................  $12,611   $2,702   $(1,946)
                                                           =======   ======   =======

     Capitalized oil and gas properties consist of the following:

                                                                1998          1997
                                                             -----------   -----------
Proved properties:
  Property acquisition costs..............................   $   488,509   $   488,509
  Completed wells and equipment...........................     6,900,169     6,887,881
                                                             -----------   -----------
                                                               7,388,678     7,376,390
Accumulated depletion.....................................    (6,788,159)   (6,454,149)
                                                             -----------   -----------
          Net capitalized costs...........................   $   600,519   $   922,241
                                                             ===========   ===========

NOTE 6. RELATED PARTY TRANSACTIONS

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $144,020   $138,188   $138,540
Reimbursement of general and administrative
  expenses...........................................  $  8,231   $ 14,081   $ 16,083

     The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. In addition, Pioneer USA and the Partnership are parties to the Program agreement.

                          PARKER & PARSLEY 85-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     The costs and revenues of the Program are allocated to Pioneer USA and the Partnership as follows:

                                                               PIONEER
                                                               USA (1)    PARTNERSHIP
                                                              ---------   -----------
Revenues:
  Proceeds from disposition of depreciable properties.......    9.09091%    90.90909%
  All other revenues........................................  24.242425%   75.757575%
Costs and expenses:
  Lease acquisition costs, drilling and completion costs....    9.09091%    90.90909%
  Operating costs, direct costs and general and
     administrative
     expenses...............................................  24.242425%   75.757575%

---------------

(1) Excludes Pioneer USA's 1% general partner ownership which is allocated at the Partnership level and 187 limited partner interests owned by Pioneer USA.

NOTE 7. OIL AND GAS INFORMATION (UNAUDITED)

     The following table presents information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities during the years then ended. Due to a change in the accounting policy of the managing general partner in 1997, the Partnership began accounting for processed natural gas production in two components: processed natural gas liquids ("NGLs") and dry residue gas. NGLs are reflected in "Oil and NGLs" in the table below. All of the Partnership's reserves are proved developed and located within the United States. The Partnership's reserves are based on an evaluation prepared by the engineering staff of Pioneer USA and reviewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant, using criteria established by the Securities and Exchange Commission. Reserve value information is available to limited partners pursuant to the partnership agreement and, therefore, is not presented.

                                                              OIL AND NGLS      GAS
                                                                 (BBLS)        (MCF)
                                                              ------------   ---------
Net proved reserves at January 1, 1996......................     259,527     1,056,282
Revisions...................................................      59,598       145,991
Production..................................................     (21,203)      (72,178)
                                                                --------     ---------
Net proved reserves at December 31, 1996....................     297,922     1,130,095
Revisions...................................................      43,614      (649,459)
Production..................................................     (22,871)      (57,213)
                                                                --------     ---------
Net proved reserves at December 31, 1997....................     318,665       423,423
Revisions...................................................    (154,837)     (135,041)
Production..................................................     (27,808)      (43,021)
                                                                --------     ---------
Net proved reserves at December 31, 1998....................     136,020       245,361
                                                                ========     =========

     As of December 31, 1998, the estimated present value of future net revenues of proved reserves, calculated using December 31, 1998 prices of $10.61 per barrel of oil, $5.43 per barrel of NGLs and $1.36 per mcf of gas, discounted at 10% was approximately $230,000 and undiscounted was $332,000.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves. The

                          PARKER & PARSLEY 85-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

Partnership emphasizes that reserve estimates are inherently imprecise and, accordingly, the estimates are expected to change as future information becomes available.

NOTE 8. MAJOR CUSTOMERS

     The following table reflects the major customers of the Partnership's oil and gas sales (a major customer is defined as a customer whose sales exceed 10% of total sales) during the years ended December 31:

                                                              1998   1997   1996
                                                              ----   ----   ----
Genesis Crude Oil, L.P......................................  60%    64%    67%
Western Gas Resources, Inc. ................................  19%    17%    10%

     At December 31, 1998, the amounts receivable from Genesis Crude Oil, L.P. and Western Gas Resources, Inc. were $14,544 and $10,788, respectively, which are included in the caption "Accounts receivable -- oil and gas sales" in the accompanying Balance Sheet.

     The Partnership's share of oil and gas production is sold to various purchasers. Pioneer USA is of the opinion that the loss of any one purchaser would not have an adverse effect on the ability of the Partnership to sell its oil and gas production.

NOTE 9. ORGANIZATION AND OPERATIONS

     The Partnership was organized October 26, 1985 as a limited partnership under the Texas Uniform Limited Partnership Act for the purpose of acquiring and developing oil and gas properties. The following is a brief summary of the more significant provisions of the limited partnership agreement:

          Managing general partner -- The managing general partner of the Partnership is Pioneer USA. Pioneer USA has the power and authority to manage, control and administer all Partnership affairs. As managing general partner and operator of the Partnership's properties, all production expenses are incurred by Pioneer USA and billed to the Partnership and a portion of revenue is initially received by Pioneer USA prior to being paid to the Partnership. Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues.

          Limited partner liability -- The maximum amount of liability of any limited partner is the total contributions of such partner plus his share of any undistributed profits.

          Initial capital contributions -- The limited partners entered into subscription agreements for aggregate capital contributions of $9,613,000. Pioneer USA is required to contribute amounts equal to 1% of initial Partnership capital less commission and offering expenses allocated to the limited partners and to contribute amounts necessary to pay costs and expenses allocated to it under the partnership agreement to the extent its share of revenues does not cover such costs.

NOTE 10. DISPOSITION OF ASSETS

     Loss on disposition of assets was primarily due to a loss of $1,852 on sale of assets recognized during 1996, resulting from the sale of four fully depleted oil and gas wells and four saltwater disposal wells.

ITEM 9.CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP

     The Partnership does not have any officers or directors. Under the limited partnership agreement, the Partnership's managing general partner, Pioneer USA, is granted the exclusive right and full authority to manage, control and administer the Partnership's business.

     Set forth below are the names, ages and positions of the directors and executive officers of Pioneer USA. Directors of Pioneer USA are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

                                        AGE AT
                                     DECEMBER 31,
                                         1998                    POSITION
                                         --------                --------
Scott D. Sheffield.................    46           President and Director
Timothy L. Dove....................    42           Executive Vice President and
                                                    Director
Dennis E. Fagerstone...............    49           Executive Vice President and
                                                    Director
Mark L. Withrow....................    51           Executive Vice President, General
                                                      Counsel and Director
M. Garrett Smith...................    37           Executive Vice President, Chief
                                                      Financial Officer and Director
Mel Fischer(a).....................    64           Executive Vice President
Lon C. Kile........................    43           Executive Vice President
Rich Dealy.........................    32           Vice President and Chief Accounting
                                                      Officer

---------------

(a) Mr. Fischer was a director and officer until his retirement from Pioneer and Pioneer USA on February 19, 1999.

     Scott D. Sheffield. Mr. Sheffield is a distinguished graduate of The University of Texas with a B.S. in Petroleum Engineering. Since August 1997, he has served as President, Chief Executive Officer and a director of Pioneer and President and a director of Pioneer USA. Mr. Sheffield was the President and a director of Parker & Parsley from May 1990 until August 1997 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley from October 1990 until August 1997. He was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. He served as Vice President -- Engineering of PPDC from September 1981 until April 1985 when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove became Executive Vice President -- Business Development of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Prior to joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp, in various capacities in international exploration and production, marketing, refining and marketing and planning and development. Mr. Dove earned a B.S. in Mechanical Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. He served as Executive Vice President and Chief Operating Officer of Mesa from March 1, 1997 until August 1997. From October 1996 to February 1997, Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa and from May 1991 to October 1996, he served as Vice President -- Exploration and Production of Mesa. From June 1988 to May 1991, Mr. Fagerstone served as Vice President -- Operations of Mesa.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a B.S. in Accounting and Texas Tech University with a Juris Doctorate degree, became Executive Vice President, General Counsel and Secretary of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Withrow was Vice President -- General Counsel of Parker & Parsley from January 1991, when he joined Parker & Parsley, to January 1995, when he was appointed Senior Vice President -- General Counsel. He was Parker & Parsley's Secretary from August 1992 until August 1997. Prior to joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     M. Garrett Smith. Mr. Smith, a graduate of The University of Texas with a B.S. in Electrical Engineering and Southern Methodist University with an M.B.A., was appointed Executive Vice President and Chief Financial Officer of Pioneer in December 1997. He served as Senior Vice President -- Finance of Pioneer from August 1997 until December 1997. Mr. Smith was elected Senior Vice President -- Finance and a director of Pioneer USA in August 1997. He served as Vice President -- Corporate Acquisitions of Mesa from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of Mesa and from 1994 to 1996 he served as Director of Financial Planning of Mesa. Mr. Smith was employed by BTC Partners, Inc. (a former financial advisor to Mesa) from 1989 to 1994.

     Mel Fischer. Mr. Fischer, a graduate of the University of California at Berkeley with a Masters degree in Geology, became Executive Vice
President -- Worldwide Exploration of Pioneer and Pioneer USA in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997 and was Executive Vice President -- Worldwide Exploration for Parker & Parsley from February 1997 to August 1997. Mr. Fischer retired from Pioneer and Pioneer USA effective February 15, 1998. He worked in the petroleum industry for 32 years, starting as a Petroleum Geologist with Texaco in 1962, and retiring as President, Occidental International Exploration and Production Company in March 1994. For the 10 years prior to becoming President of Occidental International, he served as Executive Vice President, World Wide Exploration with Occidental Oil and Gas Corporation. He is a registered geologist in the State of California, a member of the American Association of Petroleum Geologists and an emeritus member of the Board of Advisors for the Earth Sciences Research Institute at the University of Utah.

     Lon C. Kile. Mr. Kile, a graduate of Oklahoma State University with a B.B.A. in Accounting, became Executive Vice President of Pioneer and Pioneer USA in August 1997. Mr. Kile was Senior Vice President -- Investor Relations from October 1996 to August 1997. Previously, he served as Vice President and Manager of the Mid-Continent Division, Vice President -- Equity Finance & Analysis and Vice President -- Marketing & Program Administration. Prior to joining Parker & Parsley in 1985, he was employed as Supervisor -- Senior, Audit, in charge of Parker & Parsley's audit, with Arthur Young.

     Rich Dealy. Mr. Dealy is a graduate of Eastern New Mexico University with a B.B.A. in Accounting and Finance and is a Certified Public Accountant. He became Vice President and Chief Accounting Officer of Pioneer and Pioneer USA in February 1998. Mr. Dealy served as Controller of Pioneer USA from August 1997 to February 1998. He served as Controller of Parker & Parsley from August 1995 to August 1997. Mr. Dealy joined Parker & Parsley as an Accounting Manager in July, 1992. He was previously employed with KPMG Peat Marwick as an Audit Senior, in charge of Parker & Parsley's audit.

ITEM 11. EXECUTIVE COMPENSATION

     The Partnership does not have any directors or officers. Management of the Partnership is vested in Pioneer USA, the managing general partner. The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Under the Program agreement, Pioneer USA pays approximately 10% of the Partnership's acquisition, drilling and completion costs and approximately 25% of its operating and general and administrative expenses. In return, Pioneer USA is allocated approximately 25% of the Partnership's revenues. See Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" for information regarding fees and reimbursements paid to the managing general partner or its affiliates by the Partnership.

     The Partnership does not directly pay any salaries of the executive officers of Pioneer USA, but does pay a portion of Pioneer USA's general and administrative expenses of which these salaries are a part. See Note 5 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  (a) Beneficial owners of more than five percent

     The Partnership is not aware of any person who beneficially owns 5% or more of the outstanding limited partnership interests of the Partnership. Pioneer USA owned 187 limited partner interests at January 1, 1999.

  (b) Security ownership of management

     The Partnership does not have any officers or directors. The managing general partner of the Partnership, Pioneer USA, has the exclusive right and full authority to manage, control and administer the Partnership's business. Under the limited partnership agreement, limited partners holding a majority of the outstanding limited partnership interests have the right to take certain actions, including the removal of the managing general partner or any other general partner. The Partnership is not aware of any current arrangement or activity which may lead to such removal. The Partnership is not aware of any officer or director of Pioneer USA who beneficially owns limited partnership interests in the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Transactions with the managing general partner or its affiliates

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $144,020   $138,188   $138,540
Reimbursement of general and administrative
  expenses...........................................  $  8,231   $ 14,081   $ 16,083

     Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues. Also, see Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data", regarding the Partnership's participation with the managing general partner in oil and gas activities of the Partnership.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

  (a) 1. Financial statements

     The following are filed as part of this annual report:

          Independent Auditors' Report -- Ernst & Young LLP

          Independent Auditors' Report -- KPMG LLP

          Balance sheets as of December 31, 1998 and 1997

          Statements of operations for the years ended December 31, 1998, 1997 and 1996

          Statements of partners' capital for the years ended December 31, 1998, 1997 and 1996

          Statements of cash flows for the years ended December 31, 1998, 1997 and 1996

          Notes to financial statements

  2. Financial statement schedules

     All financial statement schedules have been omitted since the required information is in the financial statements or notes thereto, or is not applicable nor required.

  (b) Reports on Form 8-K

     None.

  (c) Exhibits

     The exhibits listed on the accompanying index to exhibits are filed or incorporated by reference as part of this annual report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PARKER & PARSLEY 85-A, LTD.

                                            By: Pioneer Natural Resources USA,
                                                Inc.
                                                Managing General Partner

                                            By:   /s/ SCOTT D. SHEFFIELD
                                              ----------------------------------
                                                     Scott D. Sheffield,
                                                          President

Dated: March 26, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

                      SIGNATURE                                    TITLE                     DATE
                      ---------                                    -----                     ----

               /s/ SCOTT D. SHEFFIELD                  President and Director of        March 26, 1999
-----------------------------------------------------    Pioneer USA
                 Scott D. Sheffield

                 /s/ TIMOTHY L. DOVE                   Executive Vice President and     March 26, 1999
-----------------------------------------------------    Director of Pioneer USA
                   Timothy L. Dove

              /s/ DENNIS E. FAGERSTONE                 Executive Vice President and     March 26, 1999
-----------------------------------------------------    Director of Pioneer USA
                Dennis E. Fagerstone

                 /s/ MARK L. WITHROW                   Executive Vice President,        March 26, 1999
-----------------------------------------------------    General Counsel and Director
                   Mark L. Withrow                       of Pioneer USA

                /s/ M. GARRETT SMITH                   Executive Vice President,        March 26, 1999
-----------------------------------------------------    Chief Financial Officer and
                  M. Garrett Smith                       Director of Pioneer USA

                   /s/ LON C. KILE                     Executive Vice President of      March 26, 1999
-----------------------------------------------------    Pioneer USA
                     Lon C. Kile

                   /s/ RICH DEALY                      Vice President and Chief         March 26, 1999
-----------------------------------------------------    Accounting Officer of
                     Rich Dealy                          Pioneer USA

                          PARKER & PARSLEY 85-A, LTD.

                               INDEX TO EXHIBITS

     The following documents are incorporated by reference in response to Item 14(c):

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------
           3(a)          -- Amended and Restated Certificate of Limited Partnership
                            of Parker & Parsley 85-A, Ltd. incorporated by reference
                            to Exhibit A of the Partnership's Registration Statement
                            on Form S-1 (Registration No. 2-99079) (hereinafter
                            called the Partnership's Registration Statement)
           4(b)          -- Agreement of Limited Partnership of Parker & Parsley
                            85-A, Ltd. incorporated by reference to an Exhibit of the
                            Partnership's Registration Statement
           4(c)          -- Form of Subscription Agreement and Power of Attorney
                            incorporated by reference to an Exhibit of the
                            Partnership's Registration Statement
           4(d)          -- Specimen Certificate of Limited Partnership Interest
                            incorporated by reference to an Exhibit of the
                            Partnership's Registration Statement
          27.1*          -- Financial Data Schedule
          99.1           -- Mutual Release and Indemnity Agreement dated May 25, 1993 incorporated by reference to Exhibit 99.1 of the
                            Partnership's Annual Report on Form 10-K for the year
                            ended December 31, 1993

---------------

*  filed herewith

                          PARKER & PARSLEY 85-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)
                        DECEMBER 31, 1998, 1997 AND 1996

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

     The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing discounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rates to the difference.

     Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider probable reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                              ---------------------------------
                                                                1998        1997        1996
                                                              ---------   ---------   ---------
                                                                       (IN THOUSANDS)
Oil and gas producing activities:
  Future cash inflows.......................................   $ 1,487     $ 5,881     $11,594
  Future production costs...................................    (1,155)     (3,942)     (6,610)
  Future development costs..................................        --          --         114
                                                               -------     -------     -------
                                                                   332       1,939       5,098
  10% annual discount factor................................      (102)       (800)     (2,473)
                                                               -------     -------     -------
  Standardized measure of discounted future net cash
     flows..................................................   $   230     $ 1,139     $ 2,625
                                                               =======     =======     =======

                                                               YEAR ENDED DECEMBER 31,
                                                              -------------------------
                                                               1998     1997      1996
                                                              ------   -------   ------
                                                                   (IN THOUSANDS)
Oil and Gas Producing Activities:
  Oil and gas sales, net of production costs................  $  (67)  $  (244)  $ (311)
  Net changes in prices and production costs................    (709)   (1,270)   1,214
  Extensions and discoveries................................      --        --       --
  Sales of minerals-in-place................................      --        --       --
  Purchases of minerals-in-place............................      --        --       --
  Revisions of estimated future development costs...........      --       (67)     (65)
  Revisions of previous quantity estimates and reserves
     added by development drilling..........................    (195)     (166)     487
  Accretion of discount.....................................     114       262      143
  Changes in production rates, timing and other.............     (52)       (1)    (278)
                                                              ------   -------   ------
  Change in present value of future net revenues............    (909)   (1,486)   1,190
                                                              ------   -------   ------
  Balance, beginning of year................................   1,139     2,625    1,435
                                                              ------   -------   ------
  Balance, end of year......................................  $  230   $ 1,139   $2,625
                                                              ======   =======   ======

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                            SUPPLEMENTAL INFORMATION

                                       OF

            PARKER & PARSLEY 85-B, LTD., A TEXAS LIMITED PARTNERSHIP

                                       TO

            PROXY STATEMENT DATED                             , 1999

                             ----------------------

       THE DATE OF THIS SUPPLEMENT IS                             , 1999
                             ----------------------

     This document contains important information specific to Parker & Parsley
85-B, Ltd. and supplements the proxy statement dated             , 1999, of
Pioneer Natural Resources USA, Inc., by which Pioneer USA is soliciting proxies to be voted at a special meeting of limited partners of the partnerships described in the proxy statement. The purpose of the special meeting is for you to vote upon the merger of Parker & Parsley 85-B, Ltd. with and into Pioneer USA that, if completed, will result in your receiving cash for your partnership interests.

     This supplement contains the following information concerning Parker & Parsley 85-B, Ltd.:

     - A table containing:

        -- the aggregate initial investment by the limited partners

        -- the aggregate historical limited partner distributions through June
           30, 1999

        -- the merger value per $1,000 limited partner investment as of June 30,
           1999

        -- the merger value per $1,000 limited partner investment as a multiple of distributions for the 12 months ended June 30, 1999

        -- the book value per $1,000 limited partner investment as of June 30, 1999 and as of December 31, 1998 and

        -- the ordinary tax loss per $1,000 limited partner investment in year of initial investment

     - Quarterly Report on Form 10-Q for the six months ended June 30, 1999

     - Annual Report on Form 10-K for the year ended December 31, 1998

     - Disclosures about the partnership's oil and gas producing activities

                          PARKER & PARSLEY 85-B, LTD.

                         SUPPLEMENTAL INFORMATION TABLE

Aggregate Initial Investment by the Limited Partners(a).....  $ 7,988
Aggregate Historical Limited Partner Distributions through
  June 30, 1999(a)..........................................  $ 7,025
Merger Value per $1,000 Limited Partner Investment as of
  June 30, 1999(b)..........................................  $103.48
Merger Value per $1,000 Limited Partner Investment as a
  Multiple of Distributions for the 12 Months ended June 30,
  1999(b)...................................................    18.50times
Book Value per $1,000 Limited Partner Investment:
  -- as of June 30, 1999(b).................................  $132.41
  -- as of December 31, 1998(b).............................  $137.70
Ordinary Tax Loss per $1,000 Limited Partner Investment in
  Year of Initial Investment(b), (c)........................  $   414

---------------

(a)  Stated in thousands.

(b) Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

(c) Your ability to use your distributive share of the partnership's loss to offset your other income may have been subject to certain limitations at your level as a partner, and you may therefore wish to consult your tax advisor to determine the additional value, if any, actually realized by you in your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                          COMMISSION FILE NO. 2-99079B

                          PARKER & PARSLEY 85-B, LTD.
             (Exact name of Registrant as specified in its charter)

                    TEXAS                                        75-2075492
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          PARKER & PARSLEY 85-B, LTD.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
                   PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS
     Balance Sheets as of June 30, 1999 and December 31,
      1998..................................................     3
     Statements of Operations for the three and six months
      ended June 30, 1999 and 1998..........................     4
     Statement of Partners' Capital for the six months ended
      June 30, 1999.........................................     5
     Statements of Cash Flows for the six months ended June
      30, 1999 and 1998.....................................     6
     Notes to Financial Statements..........................     7

ITEM 2.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
       CONDITION AND RESULTS OF OPERATIONS..................     8

PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K....................    11
     27.1 Financial Data Schedule
     Signatures.............................................    12

                         PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                          PARKER & PARSLEY 85-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                     ASSETS

                                                               JUNE 30,     DECEMBER 31,
                                                                 1999           1998
                                                              -----------   ------------
                                                              (UNAUDITED)
Current assets:
  Cash......................................................  $    43,539   $    47,370
  Accounts receivable -- oil and gas sales..................       59,173        38,501
                                                              -----------   -----------
          Total current assets..............................      102,712        85,871
                                                              -----------   -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    5,314,799     5,312,024
Accumulated depletion.......................................   (4,333,333)   (4,275,826)
                                                              -----------   -----------
          Net oil and gas properties........................      981,466     1,036,198
                                                              -----------   -----------
                                                              $ 1,084,178   $ 1,122,069
                                                              ===========   ===========

                           LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $    15,414   $    10,661
Partners' capital:
  Managing general partner..................................       11,039        11,465
  Limited partners (7,988 interests)........................    1,057,725     1,099,943
                                                              -----------   -----------
                                                                1,068,764     1,111,408
                                                              -----------   -----------
                                                              $ 1,084,178   $ 1,122,069
                                                              ===========   ===========

  The financial information included as of June 30, 1999 has been prepared by management
                without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 85-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                     THREE MONTHS ENDED       SIX MONTHS ENDED
                                                          JUNE 30,                JUNE 30,
                                                     -------------------     -------------------
                                                       1999       1998         1999       1998
                                                     --------   --------     --------   --------
Revenues:
  Oil and gas......................................  $85,896    $86,581      $144,877   $186,404
  Interest.........................................      708      1,162         1,230      2,578
                                                     -------    -------      --------   --------
                                                      86,604     87,743       146,107    188,982
                                                     -------    -------      --------   --------
Costs and expenses:
  Oil and gas production...........................   51,665     65,171       101,350    124,962
  General and administrative.......................    2,578      2,597         4,347      5,592
  Depletion........................................   17,864     29,229        57,507     55,567
                                                     -------    -------      --------   --------
                                                      72,107     96,997       163,204    186,121
                                                     -------    -------      --------   --------
Net income (loss)..................................  $14,497    $(9,254)     $(17,097)  $  2,861
                                                     =======    =======      ========   ========
Allocation of net income (loss):
  Managing general partner.........................  $   145    $   (93)     $   (171)  $     28
                                                     =======    =======      ========   ========
  Limited partners.................................  $14,352    $(9,161)     $(16,926)  $  2,833
                                                     =======    =======      ========   ========
Net income (loss) per limited partnership
  interest.........................................  $  1.80    $ (1.15)     $  (2.12)  $    .35
                                                     =======    =======      ========   ========
Distributions per limited partnership interest.....  $  3.17    $  5.10      $   3.17   $  14.90
                                                     =======    =======      ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 85-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         STATEMENT OF PARTNERS' CAPITAL
                                  (UNAUDITED)

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Balance at January 1, 1999.................................  $11,465    $1,099,943   $1,111,408
  Distributions............................................     (255)      (25,292)     (25,547)
  Net loss.................................................     (171)      (16,926)     (17,097)
                                                             -------    ----------   ----------
Balance at June 30, 1999...................................  $11,039    $1,057,725   $1,068,764
                                                             =======    ==========   ==========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 85-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                    JUNE 30,
                                                              --------------------
                                                                1999       1998
                                                              --------   ---------
Cash flows from operating activities:
  Net income (loss).........................................  $(17,097)  $   2,861
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Depletion..............................................    57,507      55,567
  Changes in assets and liabilities:
     Accounts receivable....................................   (20,672)     25,337
     Accounts payable.......................................     4,753        (914)
                                                              --------   ---------
          Net cash provided by operating activities.........    24,491      82,851
                                                              --------   ---------
Cash flows used in investing activities:
  Additions to oil and gas properties.......................    (2,909)     (2,261)
  Proceeds from asset dispositions..........................       134          --
                                                              --------   ---------
          Net cash used in investing activities.............    (2,775)     (2,261)
                                                              --------   ---------
Cash flows used in financing activities:
  Cash distributions to partners............................   (25,547)   (120,262)
                                                              --------   ---------
Net decrease in cash........................................    (3,831)    (39,672)
Cash at beginning of period.................................    47,370      89,812
                                                              --------   ---------
Cash at end of period.......................................  $ 43,539   $  50,140
                                                              ========   =========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 85-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 85-B, Ltd. (the "Partnership") is a limited partnership organized in 1985 under the laws of the State of Texas.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. BASIS OF PRESENTATION

     In the opinion of management, the unaudited financial statements of the Partnership as of June 30, 1999 and for the three and six months ended June 30, 1999 and 1998 include all adjustments and accruals consisting only of normal recurring accrual adjustments which are necessary for a fair presentation of the results for the interim period. These interim results of operations are not necessarily indicative of results for a full year.

     Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in this Form 10-Q pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements should be read in conjunction with the financial statements and the notes thereto contained in the Partnership's Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, a copy of which is available upon request by writing to Rich Dealy, Vice President and Chief Accounting Officer, 5205 North O'Connor Boulevard, 1400 Williams Square West, Irving, Texas 75039-3746.

ITEM 2.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS(1)

RESULTS OF OPERATIONS

  Six months ended June 30, 1999 compared with six months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues decreased 22% to $144,877 from $186,404 for the six months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from lower average prices received and a decrease in production. For the six months ended June 30, 1999, 6,915 barrels of oil, 3,410 barrels of natural gas liquids ("NGLs") and 16,651 mcf of gas were sold, or 13,100 barrel of oil equivalents ("BOEs"). For the six months ended June 30, 1998, 8,480 barrels of oil, 4,196 barrels of NGLs and 21,106 mcf of gas were sold, or 16,194 BOEs.

     The average price received per barrel of oil decreased 2% from $14.20 for the six months ended June 30, 1998 to $13.86 for the same period in 1999. The average price received per barrel of NGLs decreased 6% from $7.57 during the six months ended June 30, 1998 to $7.09 for the same period in 1999. The average price received per mcf of gas decreased 8% from $1.62 during the six months ended June 30, 1998 to $1.49 in 1999. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received during the six months ended June 30, 1999.

     The volatility of commodity prices has had, and continues to have, a significant impact on the Partnership's revenues and operating cash flow and could result in additional decreases to the carrying value of the Partnership's oil and gas properties.

     Costs and Expenses:

     Total costs and expenses decreased to $163,204 for the six months ended June 30, 1999 as compared to $186,121 for the same period in 1998, a decrease of $22,917, or 12%. This decrease was due to declines in production costs and general and administrative expenses ("G&A"), offset by an increase in depletion.

     Production costs were $101,350 for the six months ended June 30, 1999 and $124,962 for the same period in 1998 resulting in a $23,612 decrease, or 19%. The decrease was attributable to declines in well maintenance costs and production taxes.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 22% from $5,592 for the six months ended June 30, 1998 to $4,347 for the same period in 1999.

     Depletion was $57,507 for the six months ended June 30, 1999 compared to $55,567 for the same period in 1998, an increase of $1,940, or 3%. This increase was the result of a combination of factors that included a decline in proved reserves during the period ended March 31, 1999 due to reserve revisions and lower commodity prices, offset by a reduction in oil production of 1,565 barrels for the six months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121") during the fourth quarter of 1998.

  Three months ended June 30, 1999 compared with three months ended June 30,
  1998

     Revenues:

     The Partnership's oil and gas revenues decreased slightly to $85,896 from $86,581 for the three months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from a decrease in production, offset by higher average prices received. For the three months ended June 30, 1999, 3,520 barrels of oil, 1,855 barrels of NGLs and 8,083 mcf of gas were sold, or 6,722 BOEs. For the three months ended June 30, 1998, 4,041 barrels of oil, 2,052 barrels of NGLs and 10,167 mcf of gas were sold, or 7,788 BOEs.

     The average price received per barrel of oil increased $2.59, or 19%, from $13.42 for the three months ended June 30, 1998 to $16.01 for the same period in 1999. The average price received per barrel of NGLs increased 8% from $7.79 during the three months ended June 30, 1998 to $8.41 for the same period in 1999. The average price received per mcf of gas increased 7% from $1.61 during the three months ended June 30, 1998 to $1.72 for the same period in 1999.

     Costs and Expenses:

     Total costs and expenses decreased to $72,107 for the three months ended June 30, 1999 as compared to $96,997 for the same period in 1998, a decrease of $24,890, or 26%. This decrease was due to declines in production costs, depletion and G&A.

     Production costs were $51,665 for the three months ended June 30, 1999 and $65,171 for the same period in 1998 resulting in a $13,506 decrease, or 21%. The decrease was the result of lower well maintenance costs and production taxes.

     During this period, G&A decreased slightly from $2,597 for the three months ended June 30, 1998 to $2,578 for the same period in 1999.

     Depletion was $17,864 for the three months ended June 30, 1999 compared to $29,229 for the same period in 1998. This represented a decrease in depletion of $11,365, or 39%. This decrease was primarily attributable to an increase in proved reserves during the period ended June 30, 1999 as a result of higher commodity prices, a reduction in oil production of 521 barrels for the three months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1998.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $58,360 during the six months ended June 30, 1999 from the same period ended June 30, 1998. This decrease was primarily due to a decline in oil and gas sales receipts, offset by declines in production costs and G&A expenses paid.

  Net Cash Used in Investing Activities

     The Partnership's investing activities for the six months ended June 30, 1999 and 1998 included expenditures related to equipment replacement on several oil and gas properties.

     Proceeds from asset dispositions of $134 were received during the six months ended June 30, 1999 from equipment credits received on active properties.

  Net Cash Used in Financing Activities

     Cash was sufficient for the six months ended June 30, 1999 to cover distributions to the partners of $25,547 of which $255 was distributed to the managing general partner and $25,292 to the limited partners. For the same period ended June 30, 1998, cash was sufficient for distributions to the partners of $120,262 of which $1,202 was distributed to the managing general partner and $119,060 to the limited partners.

     From the third quarter of 1997 through the first quarter of 1999, there was a declining trend in oil and gas levels. During the first quarter of 1999, the Organization of Petroleum Exporting Countries and certain other crude oil exporting nations announced reductions in their planned export volumes. These announcements, together with early indications that the nations have initiated their planned reductions, have had some stabilizing effect on commodity prices during the latter part of the first quarter of 1999 and into August 1999. However, no assurances can be given that the stabilizing effect of these actions, or the planned reductions in export volumes, will be sustained for an extended period of time.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright, or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     As of June 30, 1999, the managing general partner estimates that the assessment phase is approximately 99% complete and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     Through June 30, 1999, the managing general partner had distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 52% of the inquiries.

     The remedial phase of the managing general partner's Year 2000 project is in varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of June 30, 1999, the managing general partner estimates that the remedial phase is approximately 83% complete, on a worldwide basis, subject to continuing evaluations of the responses to third party inquiries and to the testing phase results. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and has completed the testing of the system for Year 2000 compliance. The remediation of non-information technology is expected to be completed by October 1999. The managing general partner's Year 2000 remedial actions have not delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of information technology systems by October 1999. The testing of the non-information technology remediation is scheduled to be completed by the end of November 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. As of June 30, 1999, the managing general partner's total costs incurred on the Year 2000 problem were $2.3 million, of which approximately $200 thousand were incurred to replace non-compliant systems.

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the business continuity and contingency planning phase of the managing general partner's Year 2000 project, contingency plans were designed to mitigate the exposures to mission critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.
---------------

(1) "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements.

                           PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

  (a) Exhibits

     27.1 Financial Data Schedule

  (b) Reports on Form 8-K -- none

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARKER & PARSLEY 85-B, LTD.

                                            By: Pioneer Natural Resources USA,
                                                Inc.,
                                                Managing General Partner

                                            By:       /s/ RICH DEALY
                                              ----------------------------------
                                                Rich Dealy, Vice President and
                                                   Chief Accounting Officer

Dated: August 10, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-K
                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                          COMMISSION FILE NO. 2-99079B

                          PARKER & PARSLEY 85-B, LTD.
             (Exact name of Registrant as specified in its charter)

                    TEXAS                                        75-2075492
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

        Securities registered pursuant to Section 12(b) of the Act: NONE

          Securities registered pursuant to Section 12(g) of the Act:
                LIMITED PARTNERSHIP INTERESTS ($1,000 PER UNIT)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such
filing requirements for the past 90 days.  Yes  [X]     No  [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

     No market currently exists for the limited partnership interests of the Registrant. Based on original purchase price the aggregate market value of limited partnership interests owned by non-affiliates of the Registrant is $7,930,000.

     As of March 8, 1999, the number of outstanding limited partnership interests was 7,988.

     The following documents are incorporated by reference into the indicated parts of this Annual Report on Form 10-K: NONE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Parts I and II of this Report contain forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements. See "Item 1. Business" for a description of various factors that could materially affect the ability of the Partnership to achieve the anticipated results described in the forward looking statements.

                                     PART I

ITEM 1. BUSINESS

     Parker & Parsley 85-B, Ltd. (the "Partnership") is a limited partnership organized in 1985 under the laws of the State of Texas. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger. For a more complete description of the Parker & Parsley and Mesa merger, see Pioneer's Registration Statement on Form S-4 as filed with the Securities & Exchange Commission.

     A Registration Statement, as amended, filed pursuant to the Securities Act of 1933, registering limited partnership interests aggregating $40,000,000 in a series of Texas limited partnerships formed under the Parker & Parsley 85 Development Drilling Program, was declared effective by the Securities and Exchange Commission on August 28, 1985. On December 20, 1985, the offering of limited partnership interests in the Partnership, the second partnership formed under such registration statement, was closed, with interests aggregating $7,988,000 being sold to 728 subscribers.

     The Partnership engages primarily in oil and gas development and production and is not involved in any industry segment other than oil and gas. See "Item 6. Selected Financial Data" and "Item 8. Financial Statements and Supplementary Data" of this report for a summary of the Partnership's revenue, income and identifiable assets.

     The principal markets during 1998 for the oil produced by the Partnership were refineries and oil transmission companies that have facilities near the Partnership's oil producing properties. The principal markets for the Partnership's gas were companies that have pipelines located near the Partnership's gas producing properties. Of the Partnership's total oil and gas revenues for 1998, approximately 45%, 29% and 18% were attributable to sales made to Mobil Oil Corporation, Western Gas Resources, Inc. and Genesis Crude Oil, L.P., respectively.

     The Partnership's revenues, profitability, cash flow and future rate of growth are highly dependent on the prevailing prices of oil and gas, which are affected by numerous factors beyond the Partnership's control. Oil and gas prices historically have been very volatile. A substantial or extended decline in the prices of oil or gas could have a material adverse effect on the Partnership's revenues, profitability and cash flow and could, under certain circumstances, result in a reduction in the carrying value of the Partnership's oil and gas properties.

     Because of the demand for oil and gas, the Partnership does not believe that the termination of the sales of its products to any one customer would have a material adverse impact on its operations. The loss of a particular customer for gas may have an effect if that particular customer has the only gas pipeline located in the areas of the Partnership's gas producing properties. The Partnership believes, however, that the effect would be temporary, until alternative arrangements could be made.

     Federal and state regulation of oil and gas operations generally includes the fixing of maximum prices for regulated categories of natural gas, the imposition of maximum allowable production rates, the taxation of income and other items, and the protection of the environment. Although the Partnership believes that its business operations do not impair environmental quality and that its costs of complying with any applicable environmental regulations are not currently significant, the Partnership cannot predict what, if any, effect these environmental regulations may have on its current or future operations.

     The Partnership does not have any employees of its own. Pioneer USA employs 818 persons, many of whom dedicated a part of their time to the conduct of the Partnership's business during the period for which this report is filed. Pioneer USA supplies all management functions.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves.

     No material part of the Partnership's business is seasonal and the Partnership conducts no foreign operations.

ITEM 2. PROPERTIES

     The Partnership's properties consist primarily of leasehold interests in properties on which oil and gas wells are located. Such property interests are often subject to landowner royalties, overriding royalties and other oil and gas leasehold interests.

     Fractional working interests in developmental oil and gas prospects located primarily in the Spraberry Trend Area of West Texas were acquired by the Partnership, resulting in the Partnership's participation in the drilling of 22 productive oil and gas wells. One well was converted to a saltwater disposal well during 1987 and four wells have been plugged and abandoned. At December 31, 1998, the Partnership had 17 producing wells.

     For information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996, and changes in such quantities for the years then ended, see Note 7 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" below. Such reserves have been estimated by the engineering staff of Pioneer USA with a review by Williamson Petroleum Consultants, Inc., an independent petroleum consultant.

ITEM 3. LEGAL PROCEEDINGS

     The Partnership from time to time is a party to various legal proceedings incidental to its business involving claims in oil and gas leases or interests, other claims for damages in amounts not in excess of 10% of its current assets and other matters, none of which Pioneer believes to be material to the Partnership.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to a vote of security holders during the fourth quarter of 1998.

                                    PART II

ITEM 5.MARKET FOR PARTNERSHIP'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     At March 8, 1999, the Partnership had 7,988 outstanding limited partnership interests held of record by 723 subscribers. There is no established public trading market for the limited partnership interests. Under the limited partnership agreement, Pioneer USA has made certain commitments to purchase partnership interests at a computed value.

     Revenues which, in the sole judgement of the managing general partner, are not required to meet the Partnership's obligations are distributed to the partners at least quarterly in accordance with the limited partnership agreement. During the years ended December 31, 1998 and 1997, distributions of $138,128 and $269,325, respectively, were made to the limited partners.

ITEM 6. SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the years ended December 31:

                                     1998         1997         1996          1995         1994
                                  ----------   ----------   ----------    ----------   ----------
OPERATING RESULTS:
  Oil and gas sales.............  $  341,048   $  538,813   $  616,863    $  491,135   $  521,358
                                  ==========   ==========   ==========    ==========   ==========
  Impairment of oil and gas
     properties.................  $   52,922   $  324,374   $       --    $  238,903   $       --
                                  ==========   ==========   ==========    ==========   ==========
  Litigation settlement, net....  $       --   $       --   $   62,948    $       --   $       --
                                  ==========   ==========   ==========    ==========   ==========
  Net income (loss).............  $ (117,257)  $ (177,091)  $  286,574    $ (178,243)  $  (94,362)
                                  ==========   ==========   ==========    ==========   ==========
  Allocation of net income
     (loss):
     Managing general partner...  $   (1,172)  $   (1,771)  $    2,866    $   (1,782)  $     (944)
                                  ==========   ==========   ==========    ==========   ==========
     Limited partners...........  $ (116,085)  $ (175,320)  $  283,708    $ (176,461)  $  (93,418)
                                  ==========   ==========   ==========    ==========   ==========
  Limited partners' net income
     (loss) per limited
     partnership interest.......  $   (14.53)  $   (21.95)  $    35.52    $   (22.09)  $   (11.69)
                                  ==========   ==========   ==========    ==========   ==========
  Limited partners' cash
     distributions per limited
     partnership interest.......  $    17.29   $    33.72   $    42.90(a) $    28.05   $    27.55
                                  ==========   ==========   ==========    ==========   ==========
AT YEAR END:
          Total assets..........  $1,122,069   $1,386,758   $1,831,497    $1,913,492   $2,308,210
                                  ==========   ==========   ==========    ==========   ==========

---------------

(a) Including litigation settlement per limited partnership interest of $7.80 in 1996.

ITEM 7.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  1998 compared to 1997

     The Partnership's 1998 oil and gas revenues decreased 37% to $341,048 from $538,813 in 1997. The decrease in revenues resulted from lower average prices received. In 1998, 16,204 barrels of oil, 8,599 barrels of natural gas liquids ("NGLs") and 41,501 mcf of gas were sold, or 31,720 barrel of oil equivalents ("BOEs"). In 1997, 17,840 barrels of oil, 4,153 barrels of NGLs and 60,076 mcf of gas were sold, or 32,006 BOEs. Due to the decline characteristics of the Partnership's oil and gas properties, management expects a certain amount of decline in production in the future until the Partnership's economically recoverable reserves are fully depleted.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. Effective September 30, 1997, as a result of the merger with Mesa, the managing general partner accounts for processed natural gas production in two components: natural gas liquids and dry residue gas. As a result of the change in the managing general partner's policy, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, separate product volumes will not be comparable for periods prior to September 30, 1997. Also, prices for gas products will not be comparable as the price per mcf for natural gas for the year ended December 31, 1998 is the price received for dry residue gas and the price per mcf for natural gas produced prior to October 1997 was presented as a price for wet gas (i.e., natural gas liquids combined with dry residue gas).

     The average price received per barrel of oil decreased $6.26, or 32%, from $19.56 in 1997 to $13.30 in 1998. The average price received per barrel of NGLs decreased $4.18, or 38%, from $11.13 in 1997 to $6.95 in 1998. The average price received per mcf of gas decreased 34% from $2.39 in 1997 to $1.58 in 1998. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1998.

     Total costs and expenses decreased in 1998 to $462,704 as compared to $721,521 in 1997, a decrease of $258,817, or 36%. The decrease was primarily due to declines in the impairment of oil and gas properties and general and administrative expenses ("G&A"), offset by increases in production costs and depletion.

     Production costs were $269,093 in 1998 and $251,942 in 1997, resulting in a $17,151 increase, or 7%. The increase was attributable to additional well repair costs, offset by a decline in production taxes due to the decline in oil and gas revenues.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 40% from $16,928 in 1997 to $10,231 in 1998. The Partnership paid the managing general partner $7,884 in 1998 and $14,186 in 1997 for G&A incurred on behalf of the Partnership. G&A is allocated, in part, to the Partnership by the managing general partner. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the managing general partner reviews the Partnership's oil and gas properties for impairment whenever events or circumstances indicate a decline in the recoverability of the carrying value of the Partnership's assets may have occurred. Declining commodity prices prompted impairment reviews in 1998 and 1997. As a result of the review and evaluation of its long-lived assets for impairment, the Partnership recognized non-cash charges of $52,922 and $324,374 related to its oil and gas properties during 1998 and 1997, respectively.

     Depletion was $130,458 in 1998 compared to $128,277 in 1997. This represented an increase of $2,181. This increase was the result of a decline in proved reserves during 1998 due to the lower commodity prices, offset by a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1997 and a reduction in oil production of 1,636 barrels for the period ended December 31, 1998 compared to the same period in 1997.

  1997 compared to 1996

     The Partnership's 1997 oil and gas revenues decreased 13% to $538,813 from $616,863 in 1996. The decrease in revenues resulted from lower average prices received. In 1997, 17,840 barrels of oil,

4,153 barrels of NGLs and 60,076 mcf of gas were sold, or 32,006 BOEs. In 1996, 19,541 barrels of oil and 72,343 mcf of gas were sold, or 31,598 BOEs.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. As is described above in "Results of Operations -- 1998 compared to 1997", the Partnership changed its method of accounting for processed natural gas to a dry gas basis in the fourth quarter of 1997. As a result of this change, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, 1997 and 1996 separate product volumes are not comparable.

     The average price received per barrel of oil decreased $2.29, or 10%, from $21.85 in 1996 to $19.56 in 1997. The average price received per barrel of NGLs during 1997 was $11.13. The average price received per mcf of gas decreased 9% from $2.63 in 1996 to $2.39 in 1997.

     A gain on disposition of assets of $6,287 was recognized in 1996 from equipment credits received on fully depleted wells that were plugged and abandoned during 1996. Abandoned property costs of $9,610 were incurred in 1996.

     On April 29, 1996, Southmark Corporation, Pioneer USA and the Partnership entered into a final $7.4 million settlement agreement with Jack N. Price resolving all outstanding litigation between the parties. As a result, all of the pending lawsuits and judgments have been dismissed, the supersedeas bond released, and the Reserve released as collateral. On June 28, 1996, a final distribution was made to the working interest owners of $62,948 which included $62,318, or $7.80 per limited partnership interest, to the Partnership and its partners.

     Total costs and expenses increased in 1997 to $721,521 as compared to $404,304 in 1996, an increase of $317,217, or 78%. The increase was primarily due to the impairment of oil and gas properties during 1997 and an increase in depletion, offset by decreases in abandoned property costs, production costs and G&A.

     Production costs were $251,942 in 1997 and $252,095 in 1996, resulting in a $153 decrease. The decrease was attributable to a reduction in production taxes, offset by an increase in ad valorem taxes.

     During this period, G&A decreased, in aggregate, 9% from $18,506 in 1996 to $16,928 in 1997. The Partnership paid the managing general partner $14,186 in 1997 and $16,125 in 1996 for G&A incurred on behalf of the Partnership.

     The Partnership recognized a non-cash SFAS 121 impairment provision of $324,374 related to its proved oil and gas properties during the fourth quarter of 1997.

     Depletion was $128,277 in 1997 compared to $124,093 in 1996. This represented an increase of $4,184, or 3%, attributable to a decrease in oil reserves during 1997 as a result of lower commodity prices, offset by a decline in oil production of 1,701 barrels for 1997 as compared to 1996.

IMPACT OF INFLATION AND CHANGING PRICES ON SALES AND NET INCOME

     Inflation impacts the fixed overhead rate charges of the lease operating expenses for the Partnership. During 1998, the annual change in the index of average weekly earnings of crude petroleum and gas production workers issued by the U.S. Department of Labor, Bureau of Labor Statistics increased (effective April 1, 1998) 10.3%. The 1997 annual change in average weekly earnings increased by 2%. The 1996 index increased 4.1%. The impact of inflation for other lease operating expenses is small due to the current economic condition of the oil industry.

     The oil and gas industry experienced volatility during the past decade because of the fluctuation of the supply of most fossil fuels relative to the demand for such products and other uncertainties in the world energy markets causing significant fluctuations in oil and gas prices. During 1998, the price per barrel for oil production similar to the Partnership's ranged from approximately $9.50 to $15.50. During most of 1997 and 1996, the Partnership benefitted from higher oil prices as compared to previous years. However, during the fourth quarter of 1997, oil prices began a downward trend that has continued into March 1999. On March 8, 1999, the market price for West Texas intermediate crude was $11.00 per barrel. A continuation of the current commodity price environment will continue to have an adverse effect on the Partnership's revenues, operating cash flow and distributions and could result in additional decreases in the carrying value of the Partnership's oil and gas properties.

     Prices for natural gas are subject to ordinary seasonal fluctuations, and this volatility of natural gas prices may result in production being curtailed and, in some cases, wells being completely shut-in.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $184,093 during the year ended December 31, 1998 from the year ended December 31, 1997. This decrease was primarily due to declines in oil and gas sales receipts and an increase in production costs paid, offset by a decline in G&A expenses paid.

  Net Cash Provided by (Used in) Investing Activities

     The Partnership's principal investing activities during 1998 and 1997 were for expenditures related to oil and gas equipment replacement on active properties.

  Net Cash Used in Financing Activities

     Cash was sufficient in 1998 for distributions to the partners of $139,522 of which $1,394 was distributed to the managing general partner and $138,128 to the limited partners. In 1997, cash was sufficient for distributions to the partners of $272,045 of which $2,720 was distributed to the managing general partner and $269,325 to the limited partners.

     The current commodity price environment will continue to impact the distributions and could result in limited or no distributions to the partners.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     The assessment phase of the managing general partner's Year 2000 project is at varying stages of completion as it pertains to information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the assessment phase is approximately 86% complete, on a worldwide basis, and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     The managing general partner expects to complete the assessment phase of its Year 2000 project by the end of the first quarter of 1999 but is being delayed by limited responses received on inquiries made of third party businesses. To date, the managing general partner has distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 37% of those inquiries.

     The remedial phase of the managing general partner's Year 2000 project is also at varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the remedial phase is approximately 54% complete, on a worldwide basis, subject to the continuing results of the third party inquiry assessments and the testing phase. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and is currently testing this system for Year 2000 compliance. The remediation of non-information technology is expected to be completed during July 1999. The managing general partner's Year 2000 remedial actions have not significantly delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of the Artesia system upgrades by March 1999 and all other information technology systems and non-information technology remediation by the end of the third quarter of 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. The managing general partner intends to use its working capital to pay for the costs of the Year 2000 projects. As of December 31, 1998, the managing general partner's total costs incurred on the Year 2000 problem were $1.8 million, of which $200 thousand were incurred to replace non-compliant systems. The managing general partner will allocate a portion of the costs of the Year 2000 programming charges to the Partnership in accordance with the general and administration allocation. (See Note 2 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".)

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the assessment phase of the managing general partner's Year 2000 project, contingency plans are being designed to mitigate the exposures to mission-critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

                                                               PAGE
                                                               ----
Financial Statements of Parker & Parsley 85-B, Ltd:
  Independent Auditors' Report -- Ernst & Young LLP.........     9
  Independent Auditors' Report -- KPMG LLP..................    10
  Balance Sheets as of December 31, 1998 and 1997...........    11
  Statements of Operations for the Years Ended December 31,
     1998, 1997 and 1996....................................    12
  Statements of Partners' Capital for the Years Ended
     December 31, 1998, 1997 and 1996.......................    13
  Statements of Cash Flows for the Years Ended December 31,
     1998, 1997 and 1996....................................    14
  Notes to Financial Statements.............................    15

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 85-B, Ltd.
(A Texas Limited Partnership):

     We have audited the balance sheet of Parker & Parsley 85-B, Ltd. as of December 31, 1998, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 85-B, Ltd. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

Dallas, Texas
March 15, 1999

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 85-B, Ltd.
(A Texas Limited Partnership):

     We have audited the financial statements of Parker & Parsley 85-B, Ltd. as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 85-B, Ltd. as of December 31, 1997, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Midland, Texas
March 20, 1998

                          PARKER & PARSLEY 85-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                  DECEMBER 31

                                     ASSETS

                                                                 1998          1997
                                                              -----------   -----------
Current assets:
  Cash......................................................  $    47,370   $    89,812
  Accounts receivable -- oil and gas sales..................       38,501        85,315
                                                              -----------   -----------
          Total current assets..............................       85,871       175,127
                                                              -----------   -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    5,312,024     5,304,077
Accumulated depletion.......................................   (4,275,826)   (4,092,446)
                                                              -----------   -----------
          Net oil and gas properties........................    1,036,198     1,211,631
                                                              -----------   -----------
                                                              $ 1,122,069   $ 1,386,758
                                                              ===========   ===========
                           LIABILITIES AND PARTNERS' CAPITAL
Current liabilities:
  Accounts payable -- affiliate.............................  $    10,661   $    18,571
Partners' capital:
  Managing general partner..................................       11,465        14,031
  Limited partners (7,988 interests)........................    1,099,943     1,354,156
                                                              -----------   -----------
                                                                1,111,408     1,368,187
                                                              -----------   -----------
                                                              $ 1,122,069   $ 1,386,758
                                                              ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 85-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31

                                                               1998        1997        1996
                                                             ---------   ---------   --------
Revenues:
  Oil and gas..............................................  $ 341,048   $ 538,813   $616,863
  Interest.................................................      4,399       5,601      4,780
  Gain on disposition of assets............................         --          16      6,287
  Litigation settlement....................................         --          --     62,948
                                                             ---------   ---------   --------
                                                               345,447     544,430    690,878
                                                             ---------   ---------   --------
Costs and expenses:
  Oil and gas production...................................    269,093     251,942    252,095
  General and administrative...............................     10,231      16,928     18,506
  Impairment of oil and gas properties.....................     52,922     324,374         --
  Depletion................................................    130,458     128,277    124,093
  Abandoned property.......................................         --          --      9,610
                                                             ---------   ---------   --------
                                                               462,704     721,521    404,304
                                                             ---------   ---------   --------
Net income (loss)..........................................  $(117,257)  $(177,091)  $286,574
                                                             =========   =========   ========
Allocation of net income (loss):
  Managing general partner.................................  $  (1,172)  $  (1,771)  $  2,866
                                                             =========   =========   ========
  Limited partners.........................................  $(116,085)  $(175,320)  $283,708
                                                             =========   =========   ========
Net income (loss) per limited partnership interest.........  $  (14.53)  $  (21.95)  $  35.52
                                                             =========   =========   ========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 85-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                        STATEMENTS OF PARTNERS' CAPITAL

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Partners' capital at January 1, 1996.......................  $19,118    $1,857,790   $1,876,908
  Distributions............................................   (3,462)     (342,697)    (346,159)
  Net income...............................................    2,866       283,708      286,574
                                                             -------    ----------   ----------
Partners' capital at December 31, 1996.....................   18,522     1,798,801    1,817,323
  Distributions............................................   (2,720)     (269,325)    (272,045)
  Net loss.................................................   (1,771)     (175,320)    (177,091)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1997.....................   14,031     1,354,156    1,368,187
  Distributions............................................   (1,394)     (138,128)    (139,522)
  Net loss.................................................   (1,172)     (116,085)    (117,257)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1998.....................  $11,465    $1,099,943   $1,111,408
                                                             =======    ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 85-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998        1997        1996
                                                            ---------   ---------   ---------
Cash flows from operating activities:
  Net income (loss).......................................  $(117,257)  $(177,091)  $ 286,574
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Impairment of oil and gas properties.................     52,922     324,374          --
     Depletion............................................    130,458     128,277     124,093
     Gain on disposition of assets........................         --         (16)     (6,287)
  Changes in assets and liabilities:
     Accounts receivable..................................     46,814       9,179     (42,320)
     Accounts payable.....................................     (7,910)      4,397     (22,409)
                                                            ---------   ---------   ---------
          Net cash provided by operating activities.......    105,027     289,120     339,651
                                                            ---------   ---------   ---------
Cash flows from investing activities:
  Additions to oil and gas equipment......................     (7,947)     (4,469)        (74)
  Proceeds from disposition of assets.....................         --          16       6,287
                                                            ---------   ---------   ---------
          Net cash provided by (used in) investing
            activities....................................     (7,947)     (4,453)      6,213
                                                            ---------   ---------   ---------
Cash flows from financing activities:
  Cash distributions to partners..........................   (139,522)   (272,045)   (346,159)
                                                            ---------   ---------   ---------
Net increase (decrease) in cash...........................    (42,442)     12,622        (295)
Cash at beginning of year.................................     89,812      77,190      77,485
                                                            ---------   ---------   ---------
Cash at end of year.......................................  $  47,370   $  89,812   $  77,190
                                                            =========   =========   =========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 85-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 85-B, Ltd. (the "Partnership") is a limited partnership organized in 1985 under the laws of the State of Texas. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Oil and gas properties -- The Partnership utilizes the successful efforts method of accounting for its oil and gas properties and equipment. Under this method, all costs associated with productive wells and nonproductive development wells are capitalized while nonproductive exploration costs are expensed. Capitalized costs relating to proved properties are depleted using the unit-of-production method on a property-by-property basis based on proved oil (dominant mineral) reserves as determined by the engineering staff of Pioneer USA, the Partnership's managing general partner, and reviewed by independent petroleum consultants. The carrying amounts of properties sold or otherwise disposed of and the related allowances for depletion are eliminated from the accounts and any gain or loss is included in operations.

     Impairment of long-lived assets -- In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the Partnership reviews its long-lived assets to be held and used on an individual property basis, including oil and gas properties accounted for under the successful efforts method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows is less than the carrying amount of the assets. In this circumstance, the Partnership recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

     Use of estimates in the preparation of financial statements -- Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Net income (loss) per limited partnership interest -- The net income (loss) per limited partnership interest is calculated by using the number of outstanding limited partnership interests.

     Income taxes -- A Federal income tax provision has not been included in the financial statements as the income of the Partnership is included in the individual Federal income tax returns of the respective partners.

                          PARKER & PARSLEY 85-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Statements of cash flows -- For purposes of reporting cash flows, cash includes depository accounts held by banks.

     General and administrative expenses -- General and administrative expenses are allocated in part to the Partnership by the managing general partner or its affiliates. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     Reclassifications -- Certain reclassifications may have been made to the 1997 and 1996 financial statements to conform to the 1998 financial statement presentation.

     Environmental -- The Partnership is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Partnership to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of cash payments for the liability or component are fixed or reliably determinable. No such liabilities have been accrued as of December 31, 1998.

     Revenue recognition -- The Partnership uses the entitlements method of accounting for crude oil and natural gas revenues.

     Reporting comprehensive income -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") establishes standards for the reporting and display of comprehensive income (loss) and its components in a full set of general purpose financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Partnership has no items of other comprehensive income (loss), as defined by SFAS No. 130. Consequently, the provisions of SFAS No. 130 do not apply to the Partnership.

NOTE 3. IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS 121, the Partnership reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of the carrying value of the Partnership's oil and gas properties. Based upon a decline in the Partnership's outlook for future commodity prices, the Partnership has estimated the expected future cash flows of its oil and gas properties as of December 31, 1998, 1997 and 1996, and compared such estimated future cash flows to the respective carrying amount of the oil and gas properties to determine if the carrying amounts were likely to be recoverable. For those proved oil and gas properties for which the carrying amount exceeded the estimated future cash flows, an impairment was determined to exist; therefore, the Partnership adjusted the carrying amount of those oil and gas properties to their fair value as determined by discounting their expected future cash flows at a discount rate commensurate with the risks involved in the industry. As a result, the Partnership recognized non-cash impairment provisions of $52,922 and $324,374 related to its proved oil and gas properties during 1998 and 1997, respectively.

                          PARKER & PARSLEY 85-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. INCOME TAXES

     The financial statement basis of the Partnership's net assets and liabilities was $334,339 greater than the tax basis at December 31, 1998.

     The following is a reconciliation of net income (loss) per statements of operations with the net income per Federal income tax returns for the years ended December 31:

                                                       1998        1997        1996
                                                     ---------   ---------   --------
Net income (loss) per statements of operations.....  $(117,257)  $(177,091)  $286,574
Depletion and depreciation provisions for tax
  reporting purposes less than amounts for
  financial reporting purposes.....................    127,807     126,861    122,761
Impairment of oil and gas properties for financial
  reporting purposes...............................     52,922     324,374         --
Other, net.........................................      2,207      (1,447)     2,110
                                                     ---------   ---------   --------
          Net income per Federal income tax
            returns................................  $  65,679   $ 272,697   $411,445
                                                     =========   =========   ========

NOTE 5. OIL AND GAS PRODUCING ACTIVITIES

     The following is a summary of the costs incurred, whether capitalized or expensed, related to the Partnership's oil and gas producing activities for the years ended December 31:

                                                              1998     1997     1996
                                                             ------   ------   ------
Development costs..........................................  $7,947   $4,469   $3,396
                                                             ======   ======   ======

     Capitalized oil and gas properties consist of the following:

                                                                1998          1997
                                                             -----------   -----------
Proved properties:
  Property acquisition costs...............................  $   292,864   $   292,864
  Completed wells and equipment............................    5,019,160     5,011,213
                                                             -----------   -----------
                                                               5,312,024     5,304,077
Accumulated depletion......................................   (4,275,826)   (4,092,446)
                                                             -----------   -----------
          Net capitalized costs............................  $ 1,036,198   $ 1,211,631
                                                             ===========   ===========

NOTE 6. RELATED PARTY TRANSACTIONS

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $111,206   $110,250   $103,744
Reimbursement of general and administrative
  expenses...........................................  $  7,884   $ 14,186   $ 16,125

     The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. In addition, Pioneer USA and the Partnership are parties to the Program agreement.

                          PARKER & PARSLEY 85-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     The costs and revenues of the Program are allocated to Pioneer USA and the Partnership as follows:

                                                               PIONEER
                                                               USA(1)     PARTNERSHIP
                                                              ---------   -----------
Revenues:
  Proceeds from disposition of depreciable properties.......    9.09091%    90.90909%
  All other revenues........................................  24.242425%   75.757575%
Costs and expenses:
  Lease acquisition costs, drilling and completion costs....    9.09091%    90.90909%
  Operating costs, direct costs and general and
     administrative expenses................................  24.242425%   75.757575%

---------------

(1) Excludes Pioneer USA's 1% general partner ownership which is allocated at the Partnership level and 58 limited partner interests owned by Pioneer USA.

NOTE 7. OIL AND GAS INFORMATION (UNAUDITED)

     The following table presents information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities during the years then ended. Due to a change in the accounting policy of the managing general partner in 1997, the Partnership began accounting for processed natural gas production in two components: processed natural gas liquids ("NGLs") and dry residue gas. NGLs are reflected in "Oil and NGLs" in the table below. All of the Partnership's reserves are proved developed and located within the United States. The Partnership's reserves are based on an evaluation prepared by the engineering staff of Pioneer USA and reviewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant, using criteria established by the Securities and Exchange Commission. Reserve value information is available to limited partners pursuant to the Partnership agreement and, therefore, is not presented.

                                                              OIL AND NGLS      GAS
                                                                 (BBLS)        (MCF)
                                                              ------------   ---------
Net proved reserves at January 1, 1996......................     258,407     1,080,633
Revisions...................................................      61,448       229,377
Production..................................................     (19,541)      (72,343)
                                                                --------     ---------
Net proved reserves at December 31, 1996....................     300,314     1,237,667
Revisions...................................................      54,887      (645,609)
Production..................................................     (21,993)      (60,076)
                                                                --------     ---------
Net proved reserves at December 31, 1997....................     333,208       531,982
Revisions...................................................    (139,875)     (179,491)
Production..................................................     (24,803)      (41,501)
                                                                --------     ---------
Net proved reserves at December 31, 1998....................     168,530       310,990
                                                                ========     =========

     As of December 31, 1998, the estimated present value of future net revenues of proved reserves, calculated using December 31, 1998 prices of $10.61 per barrel of oil, $5.52 per barrel of NGLs and $1.37 per mcf of gas, discounted at 10% was approximately $256,000 and undiscounted was $351,000.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves. The

                          PARKER & PARSLEY 85-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

Partnership emphasizes that reserve estimates are inherently imprecise and, accordingly, the estimates are expected to change as future information becomes available.

NOTE 8. MAJOR CUSTOMERS

     The following table reflects the major customers of the Partnership's oil and gas sales (a major customer is defined as a customer whose sales exceed 10% of total sales) during the years ended December 31:

                                                              1998   1997   1996
                                                              ----   ----   ----
Mobil Oil Corporation.......................................   45%    46%    47%
Western Gas Resources, Inc. ................................   29%    28%    21%
Genesis Crude Oil, L.P......................................   18%    19%    23%

     At December 31, 1998, the amounts receivable from Mobil Oil Corporation, Western Gas Resources, Inc. and Genesis Crude Oil, L.P. were $9,956, $14,670 and $2,774, respectively, which are included in the caption "Accounts receivable -- oil and gas sales" in the accompanying Balance Sheet.

     The Partnership's share of oil and gas production is sold to various purchasers. Pioneer USA is of the opinion that the loss of any one purchaser would not have an adverse effect on the ability of the Partnership to sell its oil and gas production.

NOTE 9. ORGANIZATION AND OPERATIONS

     The Partnership was organized December 20, 1985 as a limited partnership under the Texas Uniform Limited Partnership Act for the purpose of acquiring and developing oil and gas properties. The following is a brief summary of the more significant provisions of the limited partnership agreement:

          Managing general partner -- The managing general partner of the Partnership is Pioneer USA. Pioneer USA has the power and authority to manage, control and administer all Partnership affairs. As managing general partner and operator of the Partnership's properties, all production expenses are incurred by Pioneer USA and billed to the Partnership and a portion of revenue is initially received by Pioneer USA prior to being paid to the Partnership. Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues.

          Limited partner liability -- The maximum amount of liability of any limited partner is the total contributions of such partner plus his share of any undistributed profits.

          Initial capital contributions -- The limited partners entered into subscription agreements for aggregate capital contributions of $7,988,000. Pioneer USA is required to contribute amounts equal to 1% of initial Partnership capital less commission and offering expenses allocated to the limited partners and to contribute amounts necessary to pay costs and expenses allocated to it under the Partnership agreement to the extent its share of revenues does not cover such costs.

ITEM 9.CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP

     The Partnership does not have any officers or directors. Under the limited partnership agreement, the Partnership's managing general partner, Pioneer USA, is granted the exclusive right and full authority to manage, control and administer the Partnership's business.

     Set forth below are the names, ages and positions of the directors and executive officers of Pioneer USA. Directors of Pioneer USA are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

                                        AGE AT
                                     DECEMBER 31,
                                         1998                    POSITION
                                     ------------                --------
Scott D. Sheffield.................       46        President and Director
Timothy L. Dove....................       42        Executive Vice President and
                                                    Director
Dennis E. Fagerstone...............       49        Executive Vice President and
                                                    Director
Mark L. Withrow....................       51        Executive Vice President, General
                                                      Counsel and Director
M. Garrett Smith...................       37        Executive Vice President, Chief
                                                      Financial Officer and Director
Mel Fischer(a).....................       64        Executive Vice President
Lon C. Kile........................       43        Executive Vice President
Rich Dealy.........................       32        Vice President and Chief Accounting
                                                      Officer

---------------

(a) Mr. Fischer was a director and officer until his retirement from Pioneer and Pioneer USA on February 19, 1999.

     Scott D. Sheffield. Mr. Sheffield is a distinguished graduate of The University of Texas with a B.S. in Petroleum Engineering. Since August 1997, he has served as President, Chief Executive Officer and a director of Pioneer and President and a director of Pioneer USA. Mr. Sheffield was the President and a director of Parker & Parsley from May 1990 until August 1997 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley from October 1990 until August 1997. He was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. He served as Vice President -- Engineering of PPDC from September 1981 until April 1985 when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove became Executive Vice President -- Business Development of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Prior to joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp, in various capacities in international exploration and production, marketing, refining and marketing and planning and development. Mr. Dove earned a B.S. in Mechanical Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. He served as Executive Vice President and Chief Operating Officer of Mesa from March 1, 1997 until August 1997. From October 1996 to February 1997, Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa and from May 1991 to October 1996, he served as Vice President -- Exploration and Production of Mesa. From June 1988 to May 1991, Mr. Fagerstone served as Vice President -- Operations of Mesa.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a B. S. in Accounting and Texas Tech University with a Juris Doctorate degree, became Executive Vice President, General Counsel and Secretary of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Withrow was Vice President -- General Counsel of Parker & Parsley from January 1991, when he joined Parker & Parsley, to January 1995, when he was appointed Senior Vice President -- General Counsel. He was Parker & Parsley's Secretary from August 1992 until August 1997. Prior to joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     M. Garrett Smith. Mr. Smith, a graduate of The University of Texas with a B.S. in Electrical Engineering and Southern Methodist University with an M.B.A., was appointed Executive Vice President and Chief Financial Officer of Pioneer in December 1997. He served as Senior Vice President -- Finance of Pioneer from August 1997 until December 1997. Mr. Smith was elected Senior Vice President -- Finance and a director of Pioneer USA in August 1997. He served as Vice President -- Corporate Acquisitions of Mesa from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of Mesa and from 1994 to 1996 he served as Director of Financial Planning of Mesa. Mr. Smith was employed by BTC Partners, Inc. (a former financial advisor to Mesa) from 1989 to 1994.

     Mel Fischer. Mr. Fischer, a graduate of the University of California at Berkeley with a Masters degree in Geology, became Executive Vice
President -- Worldwide Exploration of Pioneer and Pioneer USA in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997 and was Executive Vice President -- Worldwide Exploration for Parker & Parsley from February 1997 to August 1997. Mr. Fischer retired from Pioneer and Pioneer USA effective February 15, 1999. He worked in the petroleum industry for 32 years, starting as a Petroleum Geologist with Texaco in 1962, and retiring as President, Occidental International Exploration and Production Company in March 1994. For the 10 years prior to becoming President of Occidental International, he served as Executive Vice President, World Wide Exploration with Occidental Oil and Gas Corporation. He is a registered geologist in the State of California, a member of the American Association of Petroleum Geologists and an emeritus member of the Board of Advisors for the Earth Sciences Research Institute at the University of Utah.

     Lon C. Kile. Mr. Kile, a graduate of Oklahoma State University with a B.B.A. in Accounting, became Executive Vice President of Pioneer and Pioneer USA in August 1997. Mr. Kile was Senior Vice President -- Investor Relations from October 1996 to August 1997. Previously, he served as Vice President and Manager of the Mid-Continent Division, Vice President -- Equity Finance & Analysis and Vice President -- Marketing & Program Administration. Prior to joining Parker & Parsley in 1985, he was employed as Supervisor -- Senior, Audit, in charge of Parker & Parsley's audit, with Arthur Young.

     Rich Dealy. Mr. Dealy is a graduate of Eastern New Mexico University with a B.B.A. in Accounting and Finance and is a Certified Public Accountant. He became Vice President and Chief Accounting Officer of Pioneer and Pioneer USA in February 1998. Mr. Dealy served as Controller of Pioneer USA from August 1997 to February 1998. He served as Controller of Parker & Parsley from August 1995 to August 1997. Mr. Dealy joined Parker & Parsley as an Accounting Manager in July, 1992. He was previously employed with KPMG Peat Marwick as an Audit Senior, in charge of Parker & Parsley's audit.

ITEM 11. EXECUTIVE COMPENSATION

     The Partnership does not have any directors or officers. Management of the Partnership is vested in Pioneer USA, the managing general partner. The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Under the Program agreement, Pioneer USA pays 10% of the Partnership's acquisition, drilling and completion costs and 25% of its operating and general and administrative expenses. In return, Pioneer USA is allocated 25% of the Partnership's revenues. See Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" for information regarding fees and reimbursements paid to the managing general partner or its affiliate by the Partnership.

     The Partnership does not directly pay any salaries of the executive officers of Pioneer USA, but does pay a portion of Pioneer USA's general and administrative expenses of which these salaries are a part. See Note 6 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  (a) Beneficial owners of more than five percent

     The Partnership is not aware of any person who beneficially owns 5% or more of the outstanding limited partnership interests of the Partnership. Pioneer USA owned 58 limited partner interests at January 1, 1999.

  (b) Security ownership of management

     The Partnership does not have any officers or directors. The managing general partner of the Partnership, Pioneer USA, has the exclusive right and full authority to manage, control and administer the Partnership's business. Under the limited partnership agreement, limited partners holding a majority of the outstanding limited partnership interests have the right to take certain actions, including the removal of the managing general partner or any other general partner. The Partnership is not aware of any current arrangement or activity which may lead to such removal. The Partnership is not aware of any officer or director of Pioneer USA who beneficially owns limited partnership interests in the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Transactions with the managing general partner or its affiliates

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $111,206   $110,250   $103,744
Reimbursement of general and administrative
  expenses...........................................  $  7,884   $ 14,186   $ 16,125

     Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues. Also, see Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data", regarding the Partnership's participation with the managing general partner in oil and gas activities of the Program.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

  (a) 1. Financial statements

     The following are filed as part of this annual report:

          Independent Auditors' Report -- Ernst & Young LLP

          Independent Auditors' Report -- KPMG LLP

          Balance sheets as of December 31, 1998 and 1997

          Statements of operations for the years ended December 31, 1998, 1997 and 1996

          Statements of partners' capital for the years ended December 31, 1998, 1997 and 1996

          Statements of cash flows for the years ended December 31, 1998, 1997 and 1996

          Notes to financial statements

  2. Financial statement schedules

     All financial statement schedules have been omitted since the required information is in the financial statements or notes thereto, or is not applicable nor required.

  (b) Reports on Form 8-K

     None.

  (c) Exhibits

     The exhibits listed on the accompanying index to exhibits are filed or incorporated by reference as part of this annual report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PARKER & PARSLEY 85-B, LTD.

                                            By: Pioneer Natural Resources USA,
                                                Inc.
                                                Managing General Manager

                                            By:   /s/ SCOTT D. SHEFFIELD
                                              ----------------------------------
                                                     Scott D. Sheffield,
                                                          President

Dated: March 24, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


               /s/ SCOTT D. SHEFFIELD                  President and Director of        March 24, 1999
-----------------------------------------------------    Pioneer USA
                 Scott D. Sheffield

                 /s/ TIMOTHY L. DOVE                   Executive Vice President and     March 24, 1999
-----------------------------------------------------    Director of Pioneer USA
                   Timothy L. Dove

              /s/ DENNIS E. FAGERSTONE                 Executive Vice President and     March 24, 1999
-----------------------------------------------------    Director of Pioneer USA
                Dennis E. Fagerstone

                 /s/ MARK L. WITHROW                   Executive Vice President,        March 24, 1999
-----------------------------------------------------    General Counsel and Director
                   Mark L. Withrow                       of Pioneer USA

                /s/ M. GARRETT SMITH                   Executive Vice President,        March 24, 1999
-----------------------------------------------------    Chief Financial Officer and
                  M. Garrett Smith                       Director of Pioneer USA

                   /s/ LON C. KILE                     Executive Vice President of      March 24, 1999
-----------------------------------------------------    Pioneer USA
                     Lon C. Kile

                   /s/ RICH DEALY                      Vice President and Chief         March 24, 1999
-----------------------------------------------------    Accounting Officer of
                     Rich Dealy                          Pioneer USA

                          PARKER & PARSLEY 85-B, LTD.

                               INDEX TO EXHIBITS

     The following documents are incorporated by reference in response to Item 14(c):

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------
          3(a)           -- Amended and Restated Certificate of Limited Partnership
                            of Parker & Parsley 85-B, Ltd. incorporated by reference
                            to Exhibit A of the Partnership's Registration Statement
                            on Form S-1 (Registration No. 2-99079) (hereinafter
                            called the Partnership's Registration Statement)
          4(a)           -- Agreement of Limited Partnership of Parker & Parsley
                            85-B, Ltd. incorporated by reference to an Exhibit of the
                            Partnership's Registration Statement
          4(b)           -- Form of Subscription Agreement and Power of Attorney
                            incorporated by reference to an Exhibit of the
                            Partnership's Registration Statement
          4(c)           -- Specimen Certificate of Limited Partnership Interest
                            incorporated by reference to an Exhibit of the
                            Partnership's Registration Statement
         27.1*           -- Financial Data Schedule
         99.1            -- Mutual Release and Indemnity Agreement dated May 25, 1993 incorporated by reference to the Partnership's Annual
                            Report on Form 10-K for the year ended December 31, 1993

---------------

 *  Filed herewith

                          PARKER & PARSLEY 85-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)
                        DECEMBER 31, 1998, 1997 AND 1996

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

     The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing discounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rates to the difference.

     Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider probable reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                              ---------------------------------
                                                                1998        1997        1996
                                                              ---------   ---------   ---------
                                                                       (IN THOUSANDS)
Oil and gas producing activities:
  Future cash inflows.......................................   $ 1,850     $ 6,360     $12,231
  Future production costs...................................    (1,499)     (4,035)     (6,548)
  Future development costs..................................        --          --          97
                                                               -------     -------     -------
                                                                   351       2,325       5,780
  10% annual discount factor................................       (95)       (999)     (2,925)
                                                               -------     -------     -------
  Standardized measure of discounted future net cash
     flows..................................................   $   256     $ 1,326     $ 2,855
                                                               =======     =======     =======

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               1998      1997      1996
                                                              -------   -------   ------
                                                                    (IN THOUSANDS)
Oil and Gas Producing Activities:
  Oil and gas sales, net of production costs................  $   (72)  $  (287)  $ (365)
  Net changes in prices and production costs................     (923)   (1,367)   1,379
  Extensions and discoveries................................       --        --       --
  Sales of minerals-in-place................................       --        --       --
  Purchases of minerals-in-place............................       --        --       --
  Revisions of estimated future development costs...........       --       (55)     (51)
  Revisions of previous quantity estimates and reserves
     added by development drilling..........................     (154)     (143)     623
  Accretion of discount.....................................      133       285      148
  Changes in production rates, timing and other.............      (54)       38     (358)
                                                              -------   -------   ------
  Change in present value of future net revenues............   (1,070)   (1,529)   1,376
                                                              -------   -------   ------
  Balance, beginning of year................................    1,326     2,855    1,479
                                                              -------   -------   ------
  Balance, end of year......................................  $   256   $ 1,326   $2,855
                                                              =======   =======   ======

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                            SUPPLEMENTAL INFORMATION

                                       OF

            PARKER & PARSLEY 86-A, LTD., A TEXAS LIMITED PARTNERSHIP

                                       TO

            PROXY STATEMENT DATED                             , 1999

                             ----------------------

       THE DATE OF THIS SUPPLEMENT IS                             , 1999
                             ----------------------

     This document contains important information specific to Parker & Parsley
86-A, Ltd. and supplements the proxy statement dated             , 1999, of
Pioneer Natural Resources USA, Inc., by which Pioneer USA is soliciting proxies to be voted at a special meeting of limited partners of the partnerships described in the proxy statement. The purpose of the special meeting is for you to vote upon the merger of Parker & Parsley 86-A, Ltd. with and into Pioneer USA that, if completed, will result in your receiving cash for your partnership interests.

     This supplement contains the following information concerning Parker & Parsley 86-A, Ltd.:

     - A table containing:

        -- the aggregate initial investment by the limited partners

        -- the aggregate historical limited partner distributions through June
           30, 1999

        -- the merger value per $1,000 limited partner investment as of June 30,
           1999

        -- the merger value per $1000 limited partner investment as a multiple of distributions for the 12 months ended June 30, 1999

        -- the book value per $1,000 limited partner investment as of June 30, 1999 and as of December 31, 1998 and

        -- the ordinary tax loss per $1,000 limited partner investment in year of initial investment

     - Quarterly Report on Form 10-Q for the six months ended June 30, 1999

     - Annual Report on Form 10-K for the year ended December 31, 1998

     - Disclosures about the partnership's oil and gas producing activities

                          PARKER & PARSLEY 86-A, LTD.

                         SUPPLEMENTAL INFORMATION TABLE

Aggregate Initial Investment by the Limited Partners(a).....  $10,131
Aggregate Historical Limited Partner Distributions through
  June 30, 1999(a)..........................................  $12,997
Merger Value per $1,000 Limited Partner Investment as of
  June 30, 1999(b)..........................................  $ 81.07
Merger Value per $1,000 Limited Partner Investment as a
  Multiple of Distributions for the 12 Months ended June 30,
  1999(b)...................................................    14.62times
Book Value per $1,000 Limited Partner Investment:
  -- as of June 30, 1999(b).................................  $ 59.35
  -- as of December 31, 1998(b).............................  $ 62.12
Ordinary Tax Loss per $1,000 Limited Partner Investment in
  Year of Initial Investment(b), (c)........................  $   449

---------------

(a)  Stated in thousands.

(b) Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

(c) Your ability to use your distributive share of the partnership's loss to offset your other income may have been subject to certain limitations at your level as a partner, and you may therefore wish to consult your tax advisor to determine the additional value, if any, actually realized by you in your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q
                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                          COMMISSION FILE NO. 33-3353A

                          PARKER & PARSLEY 86-A, LTD.
             (Exact name of Registrant as specified in its charter)

                    TEXAS                                        75-2124884
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          PARKER & PARSLEY 86-A, LTD.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS
     Balance Sheets as of June 30, 1999 and December 31,
      1998..................................................     3
     Statements of Operations for the three and six months
      ended June 30, 1999 and 1998..........................     4
     Statement of Partners' Capital for the six months ended
      June 30, 1999.........................................     5
     Statements of Cash Flows for the six months ended June
      30, 1999 and 1998.....................................     6
     Notes to Financial Statements..........................     7

ITEM 2.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
       CONDITION AND RESULTS OF OPERATIONS..................     8

PART II. OTHER INFORMATION

ITEM 6.EXHIBITS AND REPORTS ON FORM 8-K.....................    11
     27.1 Financial Data Schedule
     Signatures.............................................    12

                         PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                          PARKER & PARSLEY 86-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                     ASSETS

                                                               JUNE 30,     DECEMBER 31,
                                                                 1999           1998
                                                              -----------   ------------
                                                              (UNAUDITED)
Current assets:
  Cash......................................................  $    62,058   $    58,223
  Accounts receivable -- oil and gas sales..................       87,681        47,579
                                                              -----------   -----------
          Total current assets..............................      149,739       105,802
                                                              -----------   -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    7,118,122     7,118,212
Accumulated depletion.......................................   (6,640,151)   (6,577,790)
                                                              -----------   -----------
          Net oil and gas properties........................      477,971       540,422
                                                              -----------   -----------
                                                              $   627,710   $   646,224
                                                              ===========   ===========

                           LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $    21,682   $    11,837
Partners' capital:
  Managing general partner..................................        4,755         5,038
  Limited partners (10,131 interests).......................      601,273       629,349
                                                              -----------   -----------
                                                                  606,028       634,387
                                                              -----------   -----------
                                                              $   627,710   $   646,224
                                                              ===========   ===========

  The financial information included as of June 30, 1999 has been prepared by management
                without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 86-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                     THREE MONTHS ENDED     SIX MONTHS ENDED
                                                          JUNE 30,              JUNE 30,
                                                     -------------------   -------------------
                                                       1999       1998       1999       1998
                                                     --------   --------   --------   --------
Revenues:
  Oil and gas......................................  $140,014   $104,404   $233,419   $216,312
  Interest.........................................       748      1,149      1,384      2,779
                                                     --------   --------   --------   --------
                                                      140,762    105,553    234,803    219,091
                                                     --------   --------   --------   --------
Costs and expenses:
  Oil and gas production...........................    84,182    106,537    162,882    216,919
  General and administrative.......................     4,200      3,132      7,002      6,489
  Depletion........................................     9,628     30,757     62,361     60,624
                                                     --------   --------   --------   --------
                                                       98,010    140,426    232,245    284,032
                                                     --------   --------   --------   --------
Net income (loss)..................................  $ 42,752   $(34,873)  $  2,558   $(64,941)
                                                     ========   ========   ========   ========
Allocation of net income (loss):
  Managing general partner.........................  $    428   $   (348)  $     26   $   (649)
                                                     ========   ========   ========   ========
  Limited partners.................................  $ 42,324   $(34,525)  $  2,532   $(64,292)
                                                     ========   ========   ========   ========
Net income (loss) per limited partnership
  interest.........................................  $   4.18   $  (3.41)  $    .25   $  (6.35)
                                                     ========   ========   ========   ========
Distributions per limited partnership interest.....  $   2.23   $   1.14   $   3.02   $   6.92
                                                     ========   ========   ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 86-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         STATEMENT OF PARTNERS' CAPITAL
                                  (UNAUDITED)

                                                              MANAGING
                                                              GENERAL    LIMITED
                                                              PARTNER    PARTNERS    TOTAL
                                                              --------   --------   --------
Balance at January 1, 1999..................................   $5,038    $629,349   $634,387
  Distributions.............................................     (309)    (30,608)   (30,917)
  Net income................................................       26       2,532      2,558
                                                               ------    --------   --------
Balance at June 30, 1999....................................   $4,755    $601,273   $606,028
                                                               ======    ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 86-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                               SIX MONTHS ENDED
                                                                   JUNE 30,
                                                              -------------------
                                                                1999       1998
                                                              --------   --------
Cash flows from operating activities:
  Net income (loss).........................................  $  2,558   $(64,941)
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Depletion..............................................    62,361     60,624
Changes in assets and liabilities:
  Accounts receivable.......................................   (40,102)    27,952
  Accounts payable..........................................     9,845        953
                                                              --------   --------
          Net cash provided by operating activities.........    34,662     24,588
                                                              --------   --------
Cash flows from investing activities:
  Additions to oil and gas properties.......................        --    (13,588)
  Proceeds from asset dispositions..........................        90         --
                                                              --------   --------
          Net cash provided by (used in) investing
           activities.......................................        90    (13,588)
                                                              --------   --------
Cash flows used in financing activities:
  Cash distributions to partners............................   (30,917)   (70,764)
                                                              --------   --------
Net increase (decrease) in cash.............................     3,835    (59,764)
Cash at beginning of period.................................    58,223    118,873
                                                              --------   --------
Cash at end of period.......................................  $ 62,058   $ 59,109
                                                              ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 86-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 86-A, Ltd. (the "Partnership") is a limited partnership organized in 1986 under the laws of the State of Texas.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. BASIS OF PRESENTATION

     In the opinion of management, the unaudited financial statements of the Partnership as of June 30, 1999 and for the three and six months ended June 30, 1999 and 1998 include all adjustments and accruals consisting only of normal recurring accrual adjustments which are necessary for a fair presentation of the results for the interim period. These interim results are not necessarily indicative of results for a full year.

     Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in this Form 10-Q pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements should be read in conjunction with the financial statements and the notes thereto contained in the Partnership's Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, a copy of which is available upon request by writing to Rich Dealy, Vice President and Chief Accounting Officer, 5205 North O'Connor Boulevard, 1400 Williams Square West, Irving, Texas 75039-3746.

ITEM 2.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS(1)

RESULTS OF OPERATIONS

  Six months ended June 30, 1999 compared with six months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues increased 8% to $233,419 from $216,312 for the six months ended June 30, 1999 and 1998, respectively. The increase in revenues resulted from an increase in production, offset by lower average prices received. For the six months ended June 30, 1999, 9,862 barrels of oil, 7,595 barrels of natural gas liquids ("NGLs") and 33,171 mcf of gas were sold, or 22,986 barrel of oil equivalents ("BOEs"). For the six months ended June 30, 1998, 10,146 barrels of oil, 5,143 barrels of NGLs and 23,870 mcf of gas were sold, or 19,267 BOEs.

     The average price received per barrel of oil decreased 7% from $14.26 for the six months ended June 30, 1998 to $13.30 for the same period in 1999. The average price received per barrel of NGLs increased 4% from $7.06 during the six months ended June 30, 1998 to $7.35 for the same period in 1999. The average price received per mcf of gas decreased 5% from $1.48 during the six months ended June 30, 1998 to $1.40 in 1999. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received during the six months ended June 30, 1999.

     The volatility of commodity prices has had, and continues to have, a significant impact on the Partnership's revenues and operating cash flow and could result in additional decreases to the carrying value of the Partnership's oil and gas properties.

     Costs and Expenses:

     Total costs and expenses decreased to $232,245 for the six months ended June 30, 1999 as compared to $284,032 for the same period in 1998, a decrease of $51,787, or 18%. This decrease was due to a decline in production costs, offset by increases in depletion and general and administrative expenses ("G&A").

     Production costs were $162,882 for the six months ended June 30, 1999 and $216,919 for the same period in 1998 resulting in a $54,037 decrease, or 25%. This decrease was the result of declines in well maintenance costs and workover costs.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A increased, in aggregate, 8% from $6,489 for the six months ended June 30, 1998 to $7,002 for the same period in 1999.

     Depletion was $62,361 for the six months ended June 30, 1999 compared to $60,624 for the same period in 1998, an increase of $1,737, or 3%. This increase was the result of a combination of factors that included a charge for fully depleting two wells at March 31, 1999, offset by a reduction in the Partnership's net depletable basis from charges taken in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121") during the fourth quarter of 1998 and a reduction in oil production of 284 barrels for the six months ended June 30, 1999 compared to the same period in 1998.

  Three months ended June 30, 1999 compared with three months ended June 30,
  1998

     Revenues:

     The Partnership's oil and gas revenues increased 34% to $140,014 from $104,404 for the three months ended June 30, 1999 and 1998, respectively. The increase in revenues resulted from higher average prices received and an increase in production. For the three months ended June 30, 1999, 4,808 barrels of oil, 4,260 barrels of NGLs and 19,255 mcf of gas were sold, or 12,277 BOEs. For the three months ended

June 30, 1998, 5,122 barrels of oil, 2,609 barrels of NGLs and 11,273 mcf of gas were sold, or 9,610 BOEs.

     The average price received per barrel of oil increased $1.20, or 9%, from $13.49 for the three months ended June 30, 1998 to $14.69 for the same period in 1999. The average price received per barrel of NGLs increased $2.06, or 29%, from $7.16 during the three months ended June 30, 1998 to $9.22 for the same period in 1999. The average price received per mcf of gas increased 6% from $1.47 during the three months ended June 30, 1998 to $1.56 in 1999.

     Costs and Expenses:

     Total costs and expenses decreased to $98,010 for the three months ended June 30, 1999 as compared to $140,426 for the same period in 1998, a decrease of $42,416, or 30%. This decrease was due to declines in production costs and depletion, offset by an increase in G&A.

     Production costs were $84,182 for the three months ended June 30, 1999 and $106,537 for the same period in 1998 resulting in a $22,355 decrease, or 21%. This decrease was primarily the result of a decline in well maintenance costs, offset by an increase in production taxes.

     During this period, G&A increased, in aggregate, 34% from $3,132 for the three months ended June 30, 1998 to $4,200 for the same period in 1999.

     Depletion was $9,628 for the three months ended June 30, 1999 compared to $30,757 for the same period in 1998, a decrease of $21,129, or 69%. This decrease was primarily attributable to an increase in proved reserves during the period ended June 30, 1999 due to higher commodity prices, a reduction in oil production of 314 barrels for the three months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1998.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities increased $10,074 during the six months ended June 30, 1999 from the same period ended June 30, 1998. This increase was primarily due to declines in production costs and G&A expenses paid, offset by a decline in oil and gas sales receipts.

  Net Cash Provided by (Used in) Investing Activities

     The Partnership's principal investing activities for the six months ended June 30, 1998 included expenditures related to equipment replacement on various oil and gas properties.

     Proceeds from asset dispositions of $90 received during the six months ended June 30, 1999 were primarily from equipment credits received on active properties.

  Net Cash Used in Financing Activities

     Cash was sufficient for the six months ended June 30, 1999 to cover distributions to the partners of $30,917 of which $309 was distributed to the managing general partner and $30,608 to the limited partners. For the same period ended June 30, 1998, cash was sufficient for distributions to the partners of $70,764 of which $708 was distributed to the managing general partner and $70,056 to the limited partners.

     From the third quarter of 1997 through the first quarter of 1999, there was a declining trend in oil and gas levels. During the first quarter of 1999, the Organization of Petroleum Exporting Countries and certain other crude oil exporting nations announced reductions in their planned export volumes. These announcements, together with early indications that the nations have initiated their planned reductions, have had some stabilizing effect on commodity prices during the latter part of the first quarter of 1999 and into August 1999. However, no assurances can be given that the stabilizing effect of these actions, or the planned reductions in export volumes, will be sustained for an extended period of time.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright, or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     As of June 30, 1999, the managing general partner estimates that the assessment phase is approximately 99% complete and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     Through June 30, 1999, the managing general partner had distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 52% of the inquiries.

     The remedial phase of the managing general partner's Year 2000 project is in varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of June 30, 1999, the managing general partner estimates that the remedial phase is approximately 83% complete, on a worldwide basis, subject to continuing evaluations of the responses to third party inquiries and to the testing phase results. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and has completed the testing of the system for Year 2000 compliance. The remediation of non-information technology is expected to be completed by October 1999. The managing general partner's Year 2000 remedial actions have not delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of information technology systems by October 1999. The testing of the non-information technology remediation is scheduled to be completed by the end of November 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. As of June 30, 1999, the managing general partner's total costs incurred on the Year 2000 problem were $2.3 million, of which approximately $200 thousand were incurred to replace non-compliant systems.

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the business continuity and contingency planning phase of the managing general partner's Year 2000 project, contingency plans were designed to mitigate the exposures to mission critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.
---------------

(1) "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements.

                           PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

  (a) Exhibits

     27.1 Financial Data Schedule

  (b) Reports on Form 8-K -- none

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARKER & PARSLEY 86-A, LTD.

                                            By: Pioneer Natural Resources USA,
                                                Inc.
                                                Managing General Partner

                                            By:       /s/ RICH DEALY
                                              ----------------------------------
                                                Rich Dealy, Vice President and
                                                   Chief Accounting Officer

Dated: August 11, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-K

                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                         COMMISSION FILE NO. 33-3353-A

                          PARKER & PARSLEY 86-A, LTD.
             (Exact name of Registrant as specified in its charter)

                  TEXAS                                   75-2124884
     (State or other jurisdiction of                   (I.R.S. Employer
     incorporation or organization)                 Identification Number)

303 WEST WALL, SUITE 101, MIDLAND, TEXAS                     79701
(Address of principal executive offices)                  (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

        Securities registered pursuant to Section 12(b) of the Act: NONE

          Securities registered pursuant to Section 12(g) of the Act:
                LIMITED PARTNERSHIP INTERESTS ($1,000 PER UNIT)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

     No market currently exists for the limited partnership interests of the RegistrantBased on original purchase price the aggregate market value of limited partnership interests owned by non-affiliates of the Registrant is $10,096,000.

     As of March 8, 1999, the number of outstanding limited partnership interests was 10,131.

     The following documents are incorporated by reference into the indicated parts of this Annual Report on Form 10-K: NONE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Parts I and II of this Report contain forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements. See "Item 1. Business" for a description of various factors that could materially affect the ability of the Partnership to achieve the anticipated results described in the forward looking statements.

                                     PART I

ITEM 1. BUSINESS

     Parker & Parsley 86-A, Ltd. (the "Partnership") is a limited partnership organized in 1986 under the laws of the State of Texas. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger. For a more complete description of the Parker & Parsley and Mesa merger, see Pioneer's Registration Statement on Form S-4 as filed with the Securities & Exchange Commission.

     A Registration Statement, as amended, filed pursuant to the Securities Act of 1933, registering limited partnership interests aggregating $50,000,000 in a series of Texas limited partnerships formed under the Parker & Parsley 86 Development Drilling Program, was declared effective by the Securities and Exchange Commission on April 7, 1986. On July 23, 1986, the offering of limited partnership interests in the Partnership, the first partnership formed under such statement, was closed, with interests aggregating $10,131,000 being sold to 952 subscribers.

     The Partnership engages primarily in oil and gas development and production and is not involved in any industry segment other than oil and gas. See "Item 6. Selected Financial Data" and "Item 8. Financial Statements and Supplementary Data" of this report for a summary of the Partnership's revenue, income and identifiable assets.

     The principal markets during 1998 for the oil produced by the Partnership were refineries and oil transmission companies that have facilities near the Partnership's oil producing properties. The principal markets for the Partnership's gas were companies that have pipelines located near the Partnership's gas producing properties. Of the Partnership's total oil and gas revenues for 1998 approximately 62% and 29% were attributable to sales made to Genesis Crude Oil, L.P. and Western Gas Resources, Inc.

     The Partnership's revenues, profitability, cash flow and future rate of growth are highly dependent on the prevailing prices of oil and gas, which are affected by numerous factors beyond the Partnership's control. Oil and gas prices historically have been very volatile. A substantial or extended decline in the prices of oil or gas could have a material adverse effect on the Partnership's revenues, profitability and cash flow and could, under certain circumstances, result in a reduction in the carrying value of the Partnership's oil and gas properties.

     Because of the demand for oil and gas, the Partnership does not believe that the termination of the sales of its products to any one customer would have a material adverse impact on its operations. The loss of a particular customer for gas may have an effect if that particular customer has the only gas pipeline located in the areas of the Partnership's gas producing properties. The Partnership believes, however, that the effect would be temporary, until alternative arrangements could be made.

     Federal and state regulation of oil and gas operations generally includes the fixing of maximum prices for regulated categories of natural gas, the imposition of maximum allowable production rates, the taxation of income and other items, and the protection of the environment. Although the Partnership believes that its business operations do not impair environmental quality and that its costs of complying with any applicable environmental regulations are not currently significant, the Partnership cannot predict what, if any, effect these environmental regulations may have on its current or future operations.

     The Partnership does not have any employees of its own. Pioneer USA employs 818 persons, many of whom dedicated a part of their time to the conduct of the Partnership's business during the period for which this report is filed. Pioneer USA supplies all management functions.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves.

     No material part of the Partnership's business is seasonal and the Partnership conducts no foreign operations.

ITEM 2. PROPERTIES

     The Partnership's properties consist primarily of leasehold interests in properties on which oil and gas wells are located. Such property interests are often subject to landowner royalties, overriding royalties and other oil and gas leasehold interests.

     Fractional working interests in developmental oil and gas prospects located primarily in the Spraberry Trend area of West Texas were acquired by the Partnership, resulting in the Partnership's participation in the drilling of 32 oil and gas wells. Five wells were sold and one well was abandoned. At December 31, 1998, 26 wells were producing.

     For information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities for the years then ended, see Note 7 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" below. Such reserves have been estimated by the engineering staff of Pioneer USA with a review by Williamson Petroleum Consultants, Inc., an independent petroleum consultant.

ITEM 3. LEGAL PROCEEDINGS

     The Partnership from time to time is a party to various legal proceedings incidental to its business involving claims in oil and gas leases or interests, other claims for damages in amounts not in excess of 10% of its current assets and other matters, none of which Pioneer believes to be material to the Partnership.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to a vote of security holders during the fourth quarter of 1998.

                                    PART II

ITEM 5.MARKET FOR PARTNERSHIP'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     At March 8, 1999, the Partnership had 10,131 outstanding limited partnership interests held of record by 962 subscribers. There is no established public trading market for the limited partnership interests. Under the limited partnership agreement, Pioneer USA has made certain commitments to purchase partnership interests at a computed value.

     Revenues which, in the sole judgement of the managing general partner, are not required to meet the Partnership's obligations are distributed to the partners at least quarterly in accordance with the limited partnership agreement. During the years ended December 31, 1998 and 1997, distributions of $95,413 and $277,995, respectively, were made to the limited partners.

ITEM 6. SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the years ended December 31:

                                1998         1997         1996          1995         1994
                              ---------   ----------   ----------    ----------   ----------
OPERATING RESULTS:
  Oil and gas sales.........  $ 415,842   $  605,964   $  843,204    $  791,896   $  793,615
                              =========   ==========   ==========    ==========   ==========
  Litigation settlement,
     net....................  $      --   $       --   $  290,690    $       --   $       --
                              =========   ==========   ==========    ==========   ==========
  Impairment of oil and gas
     properties.............  $  23,593   $  496,887   $       --    $  548,293   $       --
                              =========   ==========   ==========    ==========   ==========
  Net income (loss).........  $(248,515)  $ (467,727)  $  741,771    $ (532,368)  $  (16,117)
                              =========   ==========   ==========    ==========   ==========
  Allocation of net income
     (loss):
     Managing general
       partner..............  $  (2,485)  $   (4,677)  $    7,417    $   (5,323)  $     (161)
                              =========   ==========   ==========    ==========   ==========
     Limited partners.......  $(246,030)  $ (463,050)  $  734,354    $ (527,045)  $  (15,956)
                              =========   ==========   ==========    ==========   ==========
  Limited partners' net
     income (loss) per
     limited partnership
     interest...............  $  (24.28)  $   (45.71)  $    72.49    $   (52.02)  $    (1.57)
                              =========   ==========   ==========    ==========   ==========
  Limited partners' cash
     distributions per
     limited partnership
     interest...............  $    9.42   $    27.44   $    94.54(a) $    25.14   $    28.46
                              =========   ==========   ==========    ==========   ==========
AT YEAR END:
  Total assets..............  $ 646,224   $1,000,424   $1,804,366    $2,016,485   $2,791,726
                              =========   ==========   ==========    ==========   ==========

---------------

(a) Including litigation settlement per limited partnership interest of $28.41 in 1996.

ITEM 7.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  1998 compared to 1997

     The Partnership's 1998 oil and gas revenues decreased 31% to $415,842 from $605,964 in 1997. The decrease in revenues resulted from lower average prices received. In 1998, 20,308 barrels of oil, 11,164 barrels of natural gas liquids ("NGLs") and 49,805 mcf of gas were sold, or 39,773 barrel of oil equivalents ("BOEs"). In 1997, 20,941 barrels of oil, 4,776 barrels of NGLs and 68,518 mcf of gas were sold, or 37,137 BOEs. Due to the decline characteristics of the Partnership's oil and gas properties, management expects a certain amount of decline in production in the future until the Partnership's economically recoverable reserves are fully depleted.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. Effective September 30, 1997, as a result of the merger with Mesa, the managing general partner accounts for processed natural gas production in two components: natural gas liquids and dry residue gas. As a result of the change in the managing general partner's policy, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, separate product volumes will not be comparable for periods prior to September 30, 1997. Also, prices for gas products will not be comparable as the price per mcf for natural gas for the year ended December 31, 1998 is the price received for dry residue gas and the price per mcf for natural gas produced prior to October 1997 was presented as a price for wet gas (i.e., natural gas liquids combined with dry residue gas).

     The average price received per barrel of oil decreased $6.14, or 32%, from $19.46 in 1997 to $13.32 in 1998. The average price received per barrel of NGLs decreased $3.70, or 36%, from $10.23 in 1997 to $6.53 in 1998. The average price received per mcf of gas decreased 33% from $2.18 in 1997 to $1.46 in 1998. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1998.

     Total costs and expenses decreased in 1998 to $669,121 as compared to $1,082,123 in 1997, a decrease of $413,002, or 38%. The decrease was due to a decline in the impairment of oil and gas properties and decreases in production costs and general and administrative expense ("G&A"), offset by an increase in depletion.

     Production costs were $372,460 in 1998 and $403,137 in 1997, resulting in a $30,677 decrease, or 8%. The decrease was due to a decline in well maintenance costs and production taxes.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 36%, from $19,647 in 1997 to $12,476 in 1998. The Partnership paid the managing general partner $9,062 in 1998 and $15,107 in 1997 for G&A incurred on behalf of the Partnership. G&A is allocated, in part, to the Partnership by the managing general partner. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the managing general partner reviews the Partnership's oil and gas properties for impairment whenever events or circumstances indicate a decline in the recoverability of the carrying value of the Partnership's assets may have occurred. Declining commodity prices prompted impairment reviews in 1998 and 1997. As a result of the review and evaluation of its long-lived assets for impairment, the Partnership recognized non-cash charges of $23,593 and $496,887 related to its oil and gas properties during 1998 and 1997, respectively.

     Depletion was $260,592 in 1998 compared to $162,452 in 1997. This represented an increase of $98,140, or 60%. This increase was the result of a combination of factors that included a decline in proved reserves during 1998 due to the lower commodity prices, offset by a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1997 and a reduction in oil production of 633 barrels for the period ended December 31, 1998 compared to the same period in 1997.

  1997 compared to 1996

     The Partnership's 1997 oil and gas revenues decreased 28% to $605,964 from $843,204 in 1996. The decrease in revenues resulted from declines in production and lower average prices received. In 1997,

20,941 barrels of oil, 4,776 barrels of NGLs and 68,518 mcf of gas were sold, or 37,137 BOEs. In 1996, 26,605 barrels of oil and 109,185 mcf of gas were sold, or 44,803 BOEs.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. As is described above in "Results of Operations -- 1998 compared to 1997", the Partnership changed its method of accounting for processed natural gas to a dry gas basis in the fourth quarter of 1997. As a result of this change, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, 1997 and 1996 separate product volumes are not comparable.

     The declines in production volumes were primarily attributable to the decline characteristics of the Partnership's oil and gas properties.

     The average price received per barrel of oil decreased $2.26, or 10%, from $21.72 in 1996 to $19.46 in 1997. The average price received per barrel of NGLs during 1997 was $10.23. The average price received per mcf of gas decreased 10% from $2.43 in 1996 to $2.18 in 1997.

     A gain on disposition of assets of $175,662 was recognized in 1996 from equipment credits received on a fully depleted well and from the sale of oil and gas wells and saltwater disposal wells.

     On April 29, 1996, Southmark Corporation, Pioneer USA and the Partnership entered into a final $7.4 million settlement agreement with Jack N. Price resolving all outstanding litigation between the parties. As a result, all of the pending lawsuits and judgments have been dismissed, the supersedeas bond released, and the Reserve released as collateral. On June 28, 1996, a final distribution was made to the working interest owners of $290,690 which included $287,784, or $28.41 per limited partnership interest, to the Partnership and its partners.

     Total costs and expenses increased in 1997 to $1,082,123 as compared to $583,194 in 1996, an increase of $498,929, or 86%. The increase was due to the impairment of oil and gas properties and increases in depletion and production costs, offset by a decrease in G&A.

     Production costs were $403,137 in 1997 and $401,388 in 1996, resulting in a $1,749 increase. The increase was due to an increase in workover expense incurred in an effort to stimulate well production, offset by a decline in well maintenance costs.

     During this period, G&A decreased, in aggregate, 22%, from $25,296 in 1996 to $19,647 in 1997. The Partnership paid the managing general partner $15,107 in 1997 and $20,949 in 1996 for G&A incurred on behalf of the Partnership.

     The Partnership recognized a non-cash SFAS 121 impairment provision of $496,887 related to its oil and gas properties during the fourth quarter of 1997.

     Depletion was $162,452 in 1997 compared to $156,510 in 1996. This represented an increase of $5,942, or 4%. This increase was primarily attributable to the decrease in oil reserves during 1997 as a result of lower commodity prices, offset by a decline in oil production of 5,664 barrels for 1997 as compared to 1996.

IMPACT OF INFLATION AND CHANGING PRICES ON SALES AND NET INCOME

     Inflation impacts the fixed overhead rate charges of the lease operating expenses for the Partnership. During 1998, the annual change in the index of average weekly earnings of crude petroleum and gas production workers issued by the U.S. Department of Labor, Bureau of Labor Statistics increased (effective April 1, 1998) 10.3%. The 1997 annual change in average weekly earnings increased by 2%. The 1996 index increased 4.1%. The impact of inflation for other lease operating expenses is small due to the current economic condition of the oil industry.

     The oil and gas industry experienced volatility during the past decade because of the fluctuation of the supply of most fossil fuels relative to the demand for such products and other uncertainties in the world energy markets causing significant fluctuations in oil and gas prices. During 1998, the price per barrel for oil production similar to the Partnership's ranged from approximately $9.50 to $15.50. During most of 1997 and 1996, the Partnership benefitted from higher oil prices as compared to previous years. However, during the fourth quarter of 1997, oil prices began a downward trend that has continued into March 1999. On March 8, 1999, the market price for West Texas intermediate crude was $11.00 per barrel. A continuation of the current commodity price environment will continue to have an adverse effect on the Partnership's revenues, operating cash flow and distributions and could result in additional decreases in the carrying value of the Partnership's oil and gas properties.

     Prices for natural gas are subject to ordinary seasonal fluctuations, and this volatility of natural gas prices may result in production being curtailed and, in some cases, wells being completely shut-in.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $118,949 during the year ended December 31, 1998 from the year ended December 31, 1997. The decrease was primarily due to a decline in oil and gas sales receipts, offset by a decrease in production costs paid.

  Net Cash Provided by (Used in) Investing Activities

     The Partnership's principal investing activities during 1998 and 1997 were for expenditures related to oil and gas equipment replacement on active properties.

  Net Cash Used in Financing Activities

     Cash available was sufficient in 1998 for distributions to the partners of $96,377 of which $964 was distributed to the managing general partner and $95,413 to the limited partners. In 1997, cash was sufficient for distributions to the partners of $280,803 of which $2,808 was distributed to the managing general partner and $277,995 to the limited partners.

     The current commodity price environment will continue to impact the distributions and could result in limited or no distributions to the partners.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     The assessment phase of the managing general partner's Year 2000 project is at varying stages of completion as it pertains to information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the assessment phase is approximately 86% complete, on a worldwide basis, and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     The managing general partner expects to complete the assessment phase of its Year 2000 project by the end of the first quarter of 1999 but is being delayed by limited responses received on inquiries made of third party businesses. To date, the managing general partner has distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 37% of those inquiries.

     The remedial phase of the managing general partner's Year 2000 project is also at varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the remedial phase is approximately 54% complete, on a worldwide basis, subject to the continuing results of the third party inquiry assessments and the testing phase. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and is currently testing this system for Year 2000 compliance. The remediation of non-information technology is expected to be completed during July 1999. The managing general partner's Year 2000 remedial actions have not significantly delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of the Artesia system upgrades by March 1999 and all other information technology systems and non-information technology remediation by the end of the third quarter of 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. The managing general partner intends to use its working capital to pay for the costs of the Year 2000 projects. As of December 31, 1998, the managing general partner's total costs incurred on the Year 2000 problem were $1.8 million, of which $200 thousand were incurred to replace non-compliant systems. The managing general partner will allocate a portion of the costs of the Year 2000 programming charges to the Partnership in accordance with the general and administration allocation. (See Note 2 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".)

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the assessment phase of the managing general partner's Year 2000 project, contingency plans are being designed to mitigate the exposures to mission-critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

                                                               PAGE
                                                               ----
Financial Statements of Parker & Parsley 86-A, Ltd:
  Independent Auditors' Report -- Ernst & Young LLP.........    10
  Independent Auditors' Report -- KPMG LLP..................    11
  Balance Sheets as of December 31, 1998 and 1997...........    12
  Statements of Operations for the Years Ended December 31,
     1998, 1997 and 1996....................................    13
  Statements of Partners' Capital for the Years Ended
     December 31, 1998, 1997 and 1996.......................    14
  Statements of Cash Flows for the Years Ended December 31,
     1998, 1997 and 1996....................................    15
  Notes to Financial Statements.............................    16

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 86-A, Ltd.
(A Texas Limited Partnership):

     We have audited the balance sheet of Parker & Parsley 86-A, Ltd. as of December 31, 1998, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 86-A, Ltd. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

Dallas, Texas
March 15, 1999

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 86-A, Ltd.
(A Texas Limited Partnership):

     We have audited the financial statements of Parker & Parsley 86-A, Ltd. as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 86-A, Ltd. as of December 31, 1997, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Midland, Texas
March 20, 1998

                          PARKER & PARSLEY 86-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                  DECEMBER 31

                                     ASSETS

                                                                 1998          1997
                                                              -----------   -----------
Current assets:
  Cash......................................................  $    58,223   $   118,873
  Accounts receivable -- oil and gas sales..................       47,579        79,774
                                                              -----------   -----------
          Total current assets..............................      105,802       198,647
                                                              -----------   -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    7,118,212     7,095,382
Accumulated depletion.......................................   (6,577,790)   (6,293,605)
                                                              -----------   -----------
          Net oil and gas properties........................      540,422       801,777
                                                              -----------   -----------
                                                              $   646,224   $ 1,000,424
                                                              ===========   ===========

                           LIABILITIES AND PARTNERS' CAPITAL

Current Liabilities:
  Accounts payable -- affiliate.............................  $    11,837   $    21,145
Partners' capital:
  Managing general partner..................................        5,038         8,487
  Limited partners (10,131 interests).......................      629,349       970,792
                                                              -----------   -----------
                                                                  634,387       979,279
                                                              -----------   -----------
                                                              $   646,224   $ 1,000,424
                                                              ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 86-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31

                                                             1998         1997         1996
                                                           ---------   ----------   ----------
Revenues:
  Oil and gas............................................  $ 415,842   $  605,964   $  843,204
  Interest...............................................      4,764        8,432       15,409
  Litigation settlement..................................         --           --      290,690
  Gain on disposition of assets..........................         --           --      175,662
                                                           ---------   ----------   ----------
                                                             420,606      614,396    1,324,965
                                                           ---------   ----------   ----------
Costs and expenses:
  Oil and gas production.................................    372,460      403,137      401,388
  General and administrative.............................     12,476       19,647       25,296
  Depletion..............................................    260,592      162,452      156,510
  Impairment of oil and gas properties...................     23,593      496,887           --
                                                           ---------   ----------   ----------
                                                             669,121    1,082,123      583,194
                                                           ---------   ----------   ----------
Net income (loss)........................................  $(248,515)  $ (467,727)  $  741,771
                                                           =========   ==========   ==========
Allocation of net income (loss):
  Managing general partner...............................  $  (2,485)  $   (4,677)  $    7,417
                                                           =========   ==========   ==========
  Limited partners.......................................  $(246,030)  $ (463,050)  $  734,354
                                                           =========   ==========   ==========
Net income (loss) per limited partnership interest.......  $  (24.28)  $   (45.71)  $    72.49
                                                           =========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 86-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                        STATEMENTS OF PARTNERS' CAPITAL

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Partners' capital at January 1, 1996.......................  $18,230    $1,935,262   $1,953,492
  Distributions............................................   (9,675)     (957,779)    (967,454)
  Net income...............................................    7,417       734,354      741,771
                                                             -------    ----------   ----------
Partners' capital at December 31, 1996.....................   15,972     1,711,837    1,727,809
  Distributions............................................   (2,808)     (277,995)    (280,803)
  Net loss.................................................   (4,677)     (463,050)    (467,727)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1997.....................    8,487       970,792      979,279
  Distributions............................................     (964)      (95,413)     (96,377)
  Net loss.................................................   (2,485)     (246,030)    (248,515)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1998.....................  $ 5,038    $  629,349   $  634,387
                                                             =======    ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 86-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998        1997        1996
                                                            ---------   ---------   ---------
Cash flows from operating activities:
  Net income (loss).......................................  $(248,515)  $(467,727)  $ 741,771
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Impairment of oil and gas properties.................     23,593     496,887          --
     Depletion............................................    260,592     162,452     156,510
     Gain on disposition of assets........................         --          --    (175,662)
  Changes in assets and liabilities:
     Accounts receivable..................................     32,195      42,120     (15,109)
     Accounts payable.....................................     (9,308)    (56,226)     13,835
                                                            ---------   ---------   ---------
          Net cash provided by operating activities.......     58,557     177,506     721,345
                                                            ---------   ---------   ---------
Cash flows from investing activities:
  Additions to oil and gas properties.....................    (22,830)     (9,969)     (2,820)
  Proceeds from asset dispositions........................         --          --     414,443
                                                            ---------   ---------   ---------
          Net cash provided by (used in) investing
            activities....................................    (22,830)     (9,969)    411,623
                                                            ---------   ---------   ---------
Cash flows from financing activities:
  Cash distributions to partners..........................    (96,377)   (280,803)   (967,454)
                                                            ---------   ---------   ---------
Net increase (decrease) in cash...........................    (60,650)   (113,266)    165,514
Cash at beginning of year.................................    118,873     232,139      66,625
                                                            ---------   ---------   ---------
Cash at end of year.......................................  $  58,223   $ 118,873   $ 232,139
                                                            =========   =========   =========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 86-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 86-A, Ltd. (the "Partnership") is a limited partnership organized in 1986 under the laws of the State of Texas. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Oil and gas properties -- The Partnership utilizes the successful efforts method of accounting for its oil and gas properties and equipment. Under this method, all costs associated with productive wells and nonproductive development wells are capitalized while nonproductive exploration costs are expensed. Capitalized costs relating to proved properties are depleted using the unit-of-production method on a property-by-property basis based on proved oil (dominant mineral) reserves as determined by the engineering staff of Pioneer USA, the Partnership's managing general partner, and reviewed by independent petroleum consultants. The carrying amounts of properties sold or otherwise disposed of and the related allowances for depletion are eliminated from the accounts and any gain or loss is included in operations.

     Impairment of long-lived assets -- In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the Partnership reviews its long-lived assets to be held and used on an individual property basis, including oil and gas properties accounted for under the successful efforts method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows is less than the carrying amount of the assets. In this circumstance, the Partnership recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

     Use of estimates in the preparation of financial statements -- Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Net income (loss) per limited partnership interest -- The net income (loss) per limited partnership interest is calculated by using the number of outstanding limited partnership interests.

     Income taxes -- A Federal income tax provision has not been included in the financial statements as the income of the Partnership is included in the individual Federal income tax returns of the respective partners.

                          PARKER & PARSLEY 86-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Statements of cash flows -- For purposes of reporting cash flows, cash includes depository accounts held by banks.

     General and administrative expenses -- General and administrative expenses are allocated in part to the Partnership by the managing general partner or its affiliates. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     Reclassifications -- Certain reclassifications may have been made to the 1997 and 1996 financial statements to conform to the 1998 financial statement presentation.

     Environmental -- The Partnership is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Partnership to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of cash payments for the liability or component are fixed or reliably determinable. No such liabilities have been accrued as of December 31, 1998.

     Revenue recognition -- The Partnership uses the entitlements method of accounting for crude oil and natural gas revenues.

     Reporting comprehensive income -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") establishes standards for the reporting and display of comprehensive income (loss) and its components in a full set of general purpose financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Partnership has no items of other comprehensive income (loss), as defined by SFAS No. 130. Consequently, the provisions of SFAS No. 130 do not apply to the Partnership.

NOTE 3. IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS 121, the Partnership reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of the carrying value of the Partnership's oil and gas properties. Based upon a decline in the Partnership's outlook for future commodity prices, the Partnership has estimated the expected future cash flows of its oil and gas properties as of December 31, 1998, 1997 and 1996, and compared such estimated future cash flows to the respective carrying amount of the oil and gas properties to determine if the carrying amounts were likely to be recoverable. For those proved oil and gas properties for which the carrying amount exceeded the estimated future cash flows, an impairment was determined to exist; therefore, the Partnership adjusted the carrying amount of those oil and gas properties to their fair value as determined by discounting their expected future cash flows at a discount rate commensurate with the risks involved in the industry. As a result, the Partnership recognized non-cash impairment provisions of $23,593 and $496,887 related to its proved oil and gas properties during 1998 and 1997, respectively.

                          PARKER & PARSLEY 86-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. INCOME TAXES

     The financial statement basis of the Partnership's net assets and liabilities was $507,022 less than the tax basis at December 31, 1998.

     The following is a reconciliation of net income (loss) per statements of operations with the net income per Federal income tax returns for the years ended December 31:

                                                      1998        1997         1996
                                                    ---------   ---------   ----------
Net income (loss) per statements of operations....  $(248,515)  $(467,727)  $  741,771
Depletion and depreciation provisions for tax
  reporting purposes less than amounts for
  financial reporting purposes....................    251,615     156,736      151,416
Impairment of oil and gas properties for financial
  reporting purposes..............................     23,593     496,887           --
Gain on sale of assets for tax reporting purposes
  greater than amounts for financial reporting
  purposes........................................         --         245      220,623
Other, net........................................      2,118      (1,608)       2,176
                                                    ---------   ---------   ----------
          Net income per Federal income tax
            returns...............................  $  28,811   $ 184,533   $1,115,986
                                                    =========   =========   ==========

NOTE 5. OIL AND GAS PRODUCING ACTIVITIES

     The following is a summary of the costs incurred, whether capitalized or expensed, related to the Partnership's oil and gas producing activities for the years ended December 31:

                                                           1998      1997      1996
                                                          -------   -------   -------
Development costs.......................................  $22,830   $10,783   $12,057
                                                          =======   =======   =======

     Capitalized oil and gas properties consist of the following:

                                                                1998          1997
                                                             -----------   -----------
Proved properties:
  Property acquisition costs...............................  $   264,211   $   264,211
  Completed wells and equipment............................    6,854,001     6,831,171
                                                             -----------   -----------
                                                               7,118,212     7,095,382
Accumulated depletion......................................   (6,577,790)   (6,293,605)
                                                             -----------   -----------
          Net capitalized costs............................  $   540,422   $   801,777
                                                             ===========   ===========

NOTE 6. RELATED PARTY TRANSACTIONS

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $161,913   $167,988   $166,605
Reimbursement of general and administrative
  expenses...........................................  $  9,062   $ 15,107   $ 20,949

                          PARKER & PARSLEY 86-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. In addition, Pioneer USA and the Partnership are parties to the Program agreement.

     The costs and revenues of the Program are allocated to Pioneer USA and the Partnership as follows:

                                                               PIONEER
                                                               USA (1)    PARTNERSHIP
                                                              ---------   -----------
Revenues:
  Proceeds from disposition of depreciable properties.......    9.09091%    90.90909%
  All other revenues........................................  24.242425%   75.757575%
Costs and expenses:
  Lease acquisition costs, drilling and completion costs and
     all other costs........................................    9.09091%    90.90909%
  Operating costs, direct costs and general and
     administrative
     expenses...............................................  24.242425%   75.757575%

---------------

(1) Excludes Pioneer USA's 1% general partner ownership which is allocated at the Partnership level and 35 limited partner interests owned by Pioneer USA.

NOTE 7. OIL AND GAS INFORMATION (UNAUDITED)

     The following table presents information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities during the years then ended. Due to a change in the accounting policy of the managing general partner in 1997, the Partnership began accounting for processed natural gas production in two components: processed natural gas liquids ("NGLs") and dry residue gas. NGLs are reflected in "Oil and NGLs" in the table below. All of the Partnership's reserves are proved developed and located within the United States. The Partnership's reserves are based on an evaluation prepared by the engineering staff of Pioneer USA and reviewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant, using criteria established by the Securities and Exchange Commission. Reserve value information is available to limited partners pursuant to the Partnership agreement and, therefore, is not presented.

                                                              OIL AND NGLS      GAS
                                                                 (BBLS)        (MCF)
                                                              ------------   ----------
Net proved reserves at January 1, 1996......................     321,973      1,455,023
Revisions...................................................      88,303        476,274
Sale of reserves............................................     (60,350)      (281,449)
Production..................................................     (26,605)      (109,185)
                                                                --------     ----------

Net proved reserves at December 31, 1996....................     323,321      1,540,663
Revisions...................................................      18,058     (1,003,080)
Production..................................................     (25,717)       (68,518)
                                                                --------     ----------

Net proved reserves at December 31, 1997....................     315,662        469,065
Revisions...................................................    (123,571)      (148,399)
Production..................................................     (31,472)       (49,805)
                                                                --------     ----------

Net proved reserves at December 31, 1998....................     160,619        270,861
                                                                ========     ==========

                          PARKER & PARSLEY 86-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     As of December 31, 1998, the estimated present value of future net revenues of proved reserves, calculated using December 31, 1998 prices of $10.61 per barrel of oil, $5.45 per barrel of NGLs and $1.36 per mcf of gas, discounted at 10% was approximately $241,000 and undiscounted was $330,000.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves. The Partnership emphasizes that reserve estimates are inherently imprecise and, accordingly, the estimates are expected to change as future information becomes available.

NOTE 8. MAJOR CUSTOMERS

     The following table reflects the major customers of the Partnership's oil and gas sales (a major customer is defined as a customer whose sales exceed 10% of total sales) during the years ended December 31:

                                                              1998   1997   1996
                                                              ----   ----   ----
Genesis Crude Oil, L.P......................................   62%    64%    60%
Western Gas Resources, Inc..................................   29%    27%    22%

     At December 31, 1998, the amounts receivable from Genesis Crude Oil, L.P. and Western Gas Resources, Inc. were $15,261 and $18,503, respectively, which are included in the caption "Accounts receivable -- oil and gas sales" in the accompanying Balance Sheet.

     The Partnership's share of oil and gas production is sold to various purchasers. Pioneer USA is of the opinion that the loss of any one purchaser would not have an adverse effect on the ability of the Partnership to sell its oil and gas production.

NOTE 9. ORGANIZATION AND OPERATIONS

     The Partnership was organized July 23, 1986 as a limited partnership under the Texas Uniform Limited Partnership Act for the purpose of acquiring and developing oil and gas properties. The following is a brief summary of the more significant provisions of the limited partnership agreement:

          Managing general partner -- The managing general partner of the Partnership is Pioneer USA. Pioneer USA has the power and authority to manage, control and administer all Partnership affairs. As managing general partner and operator of the Partnership's properties, all production expenses are incurred by Pioneer USA and billed to the Partnership and a portion of revenue is initially received by Pioneer USA prior to being paid to the Partnership. Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues.

          Limited partner liability -- The maximum amount of liability of any limited partner is the total contributions of such partner plus his share of any undistributed profits.

          Initial capital contributions -- The limited partners entered into subscription agreements for aggregate capital contributions of $10,131,000. Pioneer USA is required to contribute amounts equal to 1% of initial Partnership capital less commission and offering expenses allocated to the limited partners and to contribute amounts necessary to pay costs and expenses allocated to it under the Partnership agreement to the extent its share of revenues does not cover such costs.

ITEM 9.CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP

     The Partnership does not have any officers or directors. Under the limited partnership agreement, the Partnership's managing general partner, Pioneer USA, is granted the exclusive right and full authority to manage, control and administer the Partnership's business.

     Set forth below are the names, ages and positions of the directors and executive officers of Pioneer USA. Directors of Pioneer USA are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

                                        AGE AT
                                     DECEMBER 31,
NAME                                     1998                    POSITION
----                                 ------------                --------
Scott D. Sheffield.................  46             President and Director
Timothy L. Dove....................                 Executive Vice President and
                                     42             Director
Dennis E. Fagerstone...............                 Executive Vice President and
                                     49             Director
Mark L. Withrow....................  51             Executive Vice President, General
                                                    Counsel and Director
M. Garrett Smith...................  37             Executive Vice President, Chief
                                                    Financial Officer and Director
Mel Fischer(a).....................  64             Executive Vice President
Lon C. Kile........................  43             Executive Vice President
Rich Dealy.........................  32             Vice President and Chief Accounting
                                                    Officer

---------------

(a) Mr. Fischer was a director and officer until his retirement from Pioneer and Pioneer USA on February 19, 1999.

     Scott D. Sheffield. Mr. Sheffield is a distinguished graduate of The University of Texas with a B.S. in Petroleum Engineering. Since August 1997, he has served as President, Chief Executive Officer and a director of Pioneer and President and a director of Pioneer USA. Mr. Sheffield was the President and a director of Parker & Parsley from May 1990 until August 1997 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley from October 1990 until August 1997. He was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. He served as Vice President -- Engineering of PPDC from September 1981 until April 1985 when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove became Executive Vice President -- Business Development of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Prior to joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp, in various capacities in international exploration and production, marketing, refining and marketing and planning and development. Mr. Dove earned a B.S. in Mechanical Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. He served as Executive Vice President and Chief Operating Officer of Mesa from March 1, 1997 until August 1997. From October 1996 to February 1997, Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa and from May 1991 to October 1996, he served as Vice President -- Exploration and Production of Mesa. From June 1988 to May 1991, Mr. Fagerstone served as Vice President -- Operations of Mesa.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a B. S. in Accounting and Texas Tech University with a Juris Doctorate degree, became Executive Vice President, General Counsel and Secretary of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Withrow was Vice President -- General Counsel of Parker & Parsley from January 1991, when he joined Parker & Parsley, to January 1995, when he was appointed Senior Vice President -- General Counsel. He was Parker & Parsley's Secretary from August 1992 until August 1997. Prior to joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     M. Garrett Smith. Mr. Smith, a graduate of The University of Texas with a B.S. in Electrical Engineering and Southern Methodist University with an M.B.A., was appointed Executive Vice President and Chief Financial Officer of Pioneer in December 1997. He served as Senior Vice President -- Finance of Pioneer from August 1997 until December 1997. Mr. Smith was elected Senior Vice President -- Finance and a director of Pioneer USA in August 1997. He served as Vice President -- Corporate Acquisitions of Mesa from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of Mesa and from 1994 to 1996 he served as Director of Financial Planning of Mesa. Mr. Smith was employed by BTC Partners, Inc. (a former financial advisor to Mesa) from 1989 to 1994.

     Mel Fischer. Mr. Fischer, a graduate of the University of California at Berkeley with a Masters degree in Geology, became Executive Vice President -Worldwide Exploration of Pioneer and Pioneer USA in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997 and was Executive Vice President -- Worldwide Exploration for Parker & Parsley from February 1997 to August 1997. Mr. Fischer retired from Pioneer and Pioneer USA effective February 15, 1999. He worked in the petroleum industry for 32 years, starting as a Petroleum Geologist with Texaco in 1962, and retiring as President, Occidental International Exploration and Production Company in March 1994. For the 10 years prior to becoming President of Occidental International, he served as Executive Vice President, World Wide Exploration with Occidental Oil and Gas Corporation. He is a registered geologist in the State of California, a member of the American Association of Petroleum Geologists and an emeritus member of the Board of Advisors for the Earth Sciences Research Institute at the University of Utah.

     Lon C. Kile. Mr. Kile, a graduate of Oklahoma State University with a B.B.A. in Accounting, became Executive Vice President of Pioneer and Pioneer USA in August 1997. Mr. Kile was Senior Vice President -- Investor Relations from October 1996 to August 1997. Previously, he served as Vice President and Manager of the Mid-Continent Division, Vice President -- Equity Finance & Analysis and Vice President -- Marketing & Program Administration. Prior to joining Parker & Parsley in 1985, he was employed as Supervisor -- Senior, Audit, in charge of Parker & Parsley's audit, with Arthur Young.

     Rich Dealy. Mr. Dealy is a graduate of Eastern New Mexico University with a B.B.A. in Accounting and Finance and is a Certified Public Accountant. He became Vice President and Chief Accounting Officer of Pioneer and Pioneer USA in February 1998. Mr. Dealy served as Controller of Pioneer USA from August 1997 to February 1998. He served as Controller of Parker & Parsley from August 1995 to August 1997. Mr. Dealy joined Parker & Parsley as an Accounting Manager in July, 1992. He was previously employed with KPMG Peat Marwick as an Audit Senior, in charge of Parker & Parsley's audit.

ITEM 11. EXECUTIVE COMPENSATION

     The Partnership does not have any directors or officers. Management of the Partnership is vested in Pioneer USA, the managing general partner. The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Under the Program agreement, Pioneer USA pays approximately 10% of the Partnership's acquisition, drilling and completion costs and approximately 25% of its operating and general and administrative expenses. In return, Pioneer USA is allocated approximately 25% of the Partnership's revenues. See Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" for information regarding fees and reimbursements paid to the managing general partner or its affiliates by the Partnership.

     The Partnership does not directly pay any salaries of the executive officers of Pioneer USA, but does pay a portion of Pioneer USA's general and administrative expenses of which these salaries are a part. See Note 6 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  (a) Beneficial owners of more than five percent

     The Partnership is not aware of any person who beneficially owns 5% or more of the outstanding limited partnership interests of the Partnership. Pioneer USA owned 35 limited partner interests at January 1, 1999.

  (b) Security ownership of management

     The Partnership does not have any officers or directors. The managing general partner of the Partnership, Pioneer USA, has the exclusive right and full authority to manage, control and administer the Partnership's business. Under the limited partnership agreement, limited partners holding a majority of the outstanding limited partnership interests have the right to take certain actions, including the removal of the managing general partner or any other general partner. The Partnership is not aware of any current arrangement or activity which may lead to such removal. The Partnership is not aware of any officer or director of Pioneer USA who beneficially owns limited partnership interests in the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Transactions with the managing general partner or its affiliates

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $161,913   $167,988   $166,605
Reimbursement of general and administrative
  expenses...........................................  $  9,062   $ 15,107   $ 20,949

     Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues. Also, see Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data", regarding the Partnership's participation with the managing general partner in oil and gas activities of the Program.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

  (a) 1. Financial statements

     The following are filed as part of this annual report:

Independent Auditors' Report -- Ernst & Young LLP
Independent Auditors' Report -- KPMG LLP
Balance sheets as of December 31, 1998 and 1997
Statements of operations for the years ended December 31,
  1998, 1997 and 1996
Statements of partners' capital for the years ended December
  31, 1998, 1997 and 1996
Statements of cash flows for the years ended December 31,
  1998, 1997 and 1996
Notes to financial statements

  2. Financial statement schedules

     All financial statement schedules have been omitted since the required information is in the financial statements or notes thereto, or is not applicable nor required.

  (b) Reports on Form 8-K

     None.

  (c) Exhibits

     The exhibits listed on the accompanying index to exhibits are filed or incorporated by reference as part of this annual report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PARKER & PARSLEY 86-A, LTD.

                                            By: Pioneer Natural Resources USA,
                                                Inc.
                                                Managing General Partner

                                            By:   /s/ SCOTT D. SHEFFIELD
                                              ----------------------------------
                                                    Scott D. Sheffield,
                                                         President

Dated: March 24, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


               /s/ SCOTT D. SHEFFIELD                  President and Director of        March 24, 1999
-----------------------------------------------------    Pioneer USA
                 Scott D. Sheffield

                 /s/ TIMOTHY L. DOVE                   Executive Vice President and     March 24, 1999
-----------------------------------------------------    Director of Pioneer USA
                   Timothy L. Dove

              /s/ DENNIS E. FAGERSTONE                 Executive Vice President and     March 24, 1999
-----------------------------------------------------    Director of Pioneer USA
                Dennis E. Fagerstone

                 /s/ MARK L. WITHROW                   Executive Vice President,        March 24, 1999
-----------------------------------------------------    General Counsel and Director
                   Mark L. Withrow                       of Pioneer USA

                /s/ M. GARRETT SMITH                   Executive Vice President,        March 24, 1999
-----------------------------------------------------    Chief Financial Officer and
                  M. Garrett Smith                       Director of Pioneer USA

                   /s/ LON C. KILE                     Executive Vice President of      March 24, 1999
-----------------------------------------------------    Pioneer USA
                     Lon C. Kile

                   /s/ RICH DEALY                      Vice President and Chief         March 24, 1999
-----------------------------------------------------    Accounting Officer of
                     Rich Dealy                          Pioneer USA

                          PARKER & PARSLEY 86-A, LTD.

                               INDEX TO EXHIBITS

     The following documents are incorporated by reference in response to Item 14(c):

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------
          3(a)           -- Amended and Restated Certificate of Limited Partnership
                            of Parker & Parsley 86-A, Ltd. incorporated by reference
                            to Exhibit 3a of the Partnership's Registration Statement
                            on Form S-1 (Registration No. 33-3353) (hereinafter
                            called the Partnership's Registration Statement)
          4(a)           -- Form of Agreement of Limited Partnership of Parker &
                            Parsley 86-A, Ltd. incorporated by reference to Exhibit A
                            of Amendment No. 1 of the Partnership's Registration
                            Statement
          4(b)           -- Form of Subscription Agreement incorporated by reference to Exhibit C of Amendment No. 1 of the Partnership's
                            Registration Statement
          4(b)           -- Power of Attorney incorporated by reference to an Exhibit of the Partnership's Registration Statement
          4(c)           -- Specimen Certificate of Limited Partnership Interest
                            incorporated by reference to Exhibit 4c of the
                            Partnership's Registration Statement
         10(b)           -- Development Program Agreement incorporated by reference to Exhibit B of Amendment No. 1 of the Partnership's
                            Registration Statement
         27.1*           -- Financial Data Schedule
          99.1           -- Mutual Release and Indemnity Agreement dated May 25, 1993 incorporated by reference to Exhibit 99.1 of the
                            Partnership's Annual Report on Form 10-K for the year
                            ended December 31, 1993

---------------

* Filed herewith

                          PARKER & PARSLEY 86-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)
                        DECEMBER 31, 1998, 1997 AND 1996

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

     The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing discounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rates to the difference.

     Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider probable reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                              ---------------------------------
                                                                1998        1997        1996
                                                              ---------   ---------   ---------
                                                                       (IN THOUSANDS)
Oil and gas producing activities:
  Future cash inflows.......................................   $ 1,763     $ 5,941     $13,752
  Future production costs...................................    (1,433)     (4,105)     (7,940)
  Future development costs..................................        --          --         150
                                                               -------     -------     -------
                                                                   330       1,836       5,962
  10% annual discount factor................................       (89)       (706)     (2,832)
                                                               -------     -------     -------
  Standardized measure of discounted future net cash
     flows..................................................   $   241     $ 1,130     $ 3,130
                                                               =======     =======     =======

                                                               YEAR ENDED DECEMBER 31,
                                                              -------------------------
                                                               1998     1997      1996
                                                              ------   -------   ------
                                                                   (IN THOUSANDS)
Oil and Gas Producing Activities:
  Oil and gas sales, net of production costs................  $  (43)  $  (203)  $ (442)
  Net changes in prices and production costs................    (761)   (1,610)   1,528
  Extensions and discoveries................................      --        --       --
  Sales of minerals-in-place................................      --        --     (357)
  Purchases of minerals-in-place............................      --        --       --
  Revisions of estimated future development costs...........      --       (92)     (74)
  Revisions of previous quantity estimates and reserves
     added by development drilling..........................    (147)     (365)     937
  Accretion of discount.....................................     113       313      182
  Changes in production rates, timing and other.............     (51)      (43)    (462)
                                                              ------   -------   ------
  Change in present value of future net revenues............    (889)   (2,000)   1,312
                                                              ------   -------   ------
  Balance, beginning of year................................   1,130     3,130    1,818
                                                              ------   -------   ------
  Balance, end of year......................................  $  241   $ 1,130   $3,130
                                                              ======   =======   ======

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                            SUPPLEMENTAL INFORMATION

                                       OF

            PARKER & PARSLEY 86-B, LTD., A TEXAS LIMITED PARTNERSHIP

                                       TO

            PROXY STATEMENT DATED                             , 1999

                             ----------------------

       THE DATE OF THIS SUPPLEMENT IS                             , 1999
                             ----------------------

     This document contains important information specific to Parker & Parsley
86-B, Ltd. and supplements the proxy statement dated             , 1999, of
Pioneer Natural Resources USA, Inc., by which Pioneer USA is soliciting proxies to be voted at a special meeting of limited partners of the partnerships described in the proxy statement. The purpose of the special meeting is for you to vote upon the merger of Parker & Parsley 86-B, Ltd. with and into Pioneer USA that, if completed, will result in your receiving cash for your partnership interests.

     This supplement contains the following information concerning Parker & Parsley 86-B, Ltd.:

     - A table containing:

        -- the aggregate initial investment by the limited partners

        -- the aggregate historical limited partner distributions through June
           30, 1999

        -- the merger value per $1,000 limited partner investment as of June 30,
           1999

        -- the merger value per $1,000 limited partner interest as a multiple of distributions for the 12 months ended June 30, 1999

        -- the book value per $1,000 limited partner investment as of June 30, 1999 and as of December 31, 1998 and

        -- the ordinary tax loss per $1,000 limited partner investment in year of initial investment

     - Quarterly Report on Form 10-Q for the six months ended June 30, 1999

     - Annual Report on Form 10-K for the year ended December 31, 1998

     - Disclosures about the partnership's oil and gas producing activities

                          PARKER & PARSLEY 86-B, LTD.

                         SUPPLEMENTAL INFORMATION TABLE

Aggregate Initial Investment by the Limited Partners(a).....  $17,208
Aggregate Historical Limited Partner Distributions through
  June 30, 1999(a)..........................................  $25,403
Merger Value per $1,000 Limited Partner Investment as of
  June 30, 1999(b)..........................................  $129.60
Merger Value per $1,000 Limited Partner Investment as a
  Multiple of Distributions for the 12 Months ended June 30,
  1999(b)...................................................     9.90times
Book Value per $1,000 Limited Partner Investment:
  -- as of June 30, 1999(b).................................  $128.63
  -- as of December 31, 1998(b).............................  $135.43
Ordinary Tax Loss per $1,000 Limited Partner Investment in
  Year of Initial Investment(b), (c)........................  $   475

---------------

(a)  Stated in thousands.

(b) Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

(c) Your ability to use your distributive share of the partnership's loss to offset your other income may have been subject to certain limitations at your level as a partner, and you may therefore wish to consult your tax advisor to determine the additional value, if any, actually realized by you in your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                          COMMISSION FILE NO. 33-3353B

                          PARKER & PARSLEY 86-B, LTD.
             (Exact name of Registrant as specified in its charter)

                    TEXAS                                        75-2140235
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          PARKER & PARSLEY 86-B, LTD.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS
     Balance Sheets as of June 30, 1999 and December 31,
      1998..................................................     3
     Statements of Operations for the three and six months
      ended June 30, 1999 and 1998..........................     4
     Statement of Partners' Capital for the six months ended
      June 30, 1999.........................................     5
     Statements of Cash Flows for the six months ended June
      30, 1999 and 1998.....................................     6
     Notes to Financial Statements..........................     7

ITEM 2.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
       CONDITION AND RESULTS OF OPERATIONS..................     8

PART II. OTHER INFORMATION

ITEM 6.EXHIBITS AND REPORTS ON FORM 8-K.....................    11
     27.1 Financial Data Schedule
     Signatures.............................................    12

                         PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                          PARKER & PARSLEY 86-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                     ASSETS

                                                                JUNE 30,      DECEMBER 31,
                                                                  1999            1998
                                                              ------------    ------------
                                                              (UNAUDITED)
Current assets:
  Cash......................................................  $    177,370    $   185,320
  Accounts receivable -- oil and gas sales..................       145,950        120,424
                                                              ------------    -----------
          Total current assets..............................       323,320        305,744
                                                              ------------    -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    12,039,945     12,038,382
Accumulated depletion.......................................   (10,090,266)    (9,980,171)
                                                              ------------    -----------
          Net oil and gas properties........................     1,949,679      2,058,211
                                                              ------------    -----------
                                                              $  2,272,999    $ 2,363,955
                                                              ============    ===========

                            LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $     38,442    $    11,216
Partners' capital:
  Managing general partner..................................        21,070         22,251
  Limited partners (17,208 interests).......................     2,213,487      2,330,488
                                                              ------------    -----------
                                                                 2,234,557      2,352,739
                                                              ------------    -----------
                                                              $  2,272,999    $ 2,363,955
                                                              ============    ===========

  The financial information included as of June 30, 1999 has been prepared by management
                without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 86-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                   THREE MONTHS ENDED       SIX MONTHS ENDED
                                                        JUNE 30,                JUNE 30,
                                                   -------------------     -------------------
                                                     1999       1998         1999       1998
                                                   --------   --------     --------   --------
Revenues:
  Oil and gas....................................  $231,875   $239,503     $407,249   $497,072
  Interest.......................................     2,338      3,206        4,305      6,774
  Gain on disposition of assets..................        --      4,779           --      5,435
                                                   --------   --------     --------   --------
                                                    234,213    247,488      411,554    509,281
                                                   --------   --------     --------   --------
Costs and expenses:
  Oil and gas production.........................   144,074    172,207      293,691    339,770
  General and administrative.....................     6,956      7,185       12,217     14,912
  Depletion......................................    36,312     79,516      110,095    147,760
  Abandoned property.............................        --     10,743           --     20,389
                                                   --------   --------     --------   --------
                                                    187,342    269,651      416,003    522,831
                                                   --------   --------     --------   --------
Net income (loss)................................  $ 46,871   $(22,163)    $ (4,449)  $(13,550)
                                                   ========   ========     ========   ========
Allocation of net income (loss):
  Managing general partner.......................  $    469   $   (222)    $    (44)  $   (136)
                                                   ========   ========     ========   ========
  Limited partners...............................  $ 46,402   $(21,941)    $ (4,405)  $(13,414)
                                                   ========   ========     ========   ========
Net income (loss) per limited partnership
  interest.......................................  $   2.69   $  (1.28)    $   (.26)  $   (.78)
                                                   ========   ========     ========   ========
Distributions per limited partnership interest...  $   5.01   $   3.82     $   6.54   $  12.26
                                                   ========   ========     ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 86-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         STATEMENT OF PARTNERS' CAPITAL
                                  (UNAUDITED)

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Balance at January 1, 1999.................................  $22,251    $2,330,488   $2,352,739
  Distributions............................................   (1,137)     (112,596)    (113,733)
  Net loss.................................................      (44)       (4,405)      (4,449)
                                                             -------    ----------   ----------
Balance at June 30, 1999...................................  $21,070    $2,213,487   $2,234,557
                                                             =======    ==========   ==========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 86-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                    JUNE 30,
                                                              ---------------------
                                                                1999        1998
                                                              ---------   ---------
Cash flows from operating activities:
  Net loss..................................................  $  (4,449)  $ (13,550)
  Adjustments to reconcile net loss to net cash provided by
     operating activities:
     Depletion..............................................    110,095     147,760
     Gain on disposition of assets..........................         --      (5,435)
  Changes in assets and liabilities:
     Accounts receivable....................................    (25,526)     40,163
     Accounts payable.......................................     27,226      (5,429)
                                                              ---------   ---------
          Net cash provided by operating activities.........    107,346     163,509
                                                              ---------   ---------
Cash flows from investing activities:
  Additions to oil and gas properties.......................     (2,172)     (3,555)
  Proceeds from asset dispositions..........................        609       5,435
                                                              ---------   ---------
          Net cash provided by (used in) investing
            activities......................................     (1,563)      1,880
                                                              ---------   ---------
Cash flows used in financing activities:
  Cash distributions to partners............................   (113,733)   (213,020)
                                                              ---------   ---------
Net decrease in cash........................................     (7,950)    (47,631)
Cash at beginning of period.................................    185,320     259,795
                                                              ---------   ---------
Cash at end of period.......................................  $ 177,370   $ 212,164
                                                              =========   =========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 86-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 86-B, Ltd. (the "Partnership") is a limited partnership organized in 1986 under the laws of the State of Texas.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. BASIS OF PRESENTATION

     In the opinion of management, the unaudited financial statements of the Partnership as of June 30, 1999 and for the three and six months ended June 30, 1999 and 1998 include all adjustments and accruals consisting only of normal recurring accrual adjustments which are necessary for a fair presentation of the results for the interim period. These interim results are not necessarily indicative of results for a full year.

     Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in this Form 10-Q pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements should be read in conjunction with the financial statements and the notes thereto contained in the Partnership's Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, a copy of which is available upon request by writing to Rich Dealy, Vice President and Chief Accounting Officer, 5205 North O'Connor Boulevard, 1400 Williams Square West, Irving, Texas 75039-3746.

ITEM 2.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS(1)

RESULTS OF OPERATIONS

  Six months ended June 30, 1999 compared with six months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues decreased 18% to $407,249 from $497,072 for the six months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from lower average prices received and a decrease in production. For the six months ended June 30, 1999, 20,359 barrels of oil, 10,775 barrels of natural gas liquids ("NGLs") and 42,002 mcf of gas were sold, or 38,134 barrel of oil equivalents ("BOEs"). For the six months ended June 30, 1998, 23,912 barrels of oil, 10,780 barrels of NGLs and 49,055 mcf of gas were sold, or 42,868 BOEs.

     The average price received per barrel of oil decreased 5% from $14.01 for the six months ended June 30, 1998 to $13.27 for the same period in 1999. The average price received per barrel of NGLs decreased 11% from $7.68 during the six months ended June 30, 1998 to $6.87 for the same period in 1999. The average price received per mcf of gas decreased 7% from $1.62 for the six months ended June 30, 1998 to $1.50 for the same period in 1999. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received during the six months ended June 30, 1999.

     The volatility of commodity prices has had, and continues to have, a significant impact on the Partnership's revenues and operating cash flow and could result in additional decreases to the carrying value of the Partnership's oil and gas properties.

     A gain on disposition of assets of $5,435 was received during the six months ended June 30, 1998 from the sale of equipment on one well plugged and abandoned during 1998. Abandoned property costs of $20,389 were also incurred during the six months ended June 30, 1998 to plug and abandon this well.

     Costs and Expenses:

     Total costs and expenses decreased to $416,003 for the six months ended June 30, 1999 as compared to $522,831 for the same period in 1998, a decrease of $106,828, or 20%. This decrease was due to declines in production costs, depletion, abandoned property costs and general and administrative expenses ("G&A").

     Production costs were $293,691 for the six months ended June 30, 1999 and $339,770 for the same period in 1998, resulting in a $46,079 decrease, or 14%. The decrease was due to declines in well maintenance costs and production taxes, offset by an increase in ad valorem taxes.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 18%, from $14,912 for the six months ended June 30, 1998 to $12,217 for the same period in 1999.

     Depletion was $110,095 for the six months ended June 30, 1999 compared to $147,760 for the same period in 1998. This represented a decrease in depletion of $37,665, or 25%. This decrease was primarily due to a reduction in oil production of 3,553 barrels for the six months ended June 30, 1999 compared to the same period in 1998, an increase in proved reserves during the period ended June 30, 1999 due to higher commodity prices and a reduction in the Partnership's net depletable basis from charges taken in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121") during the fourth quarter of 1998.

  Three months ended June 30, 1999 compared with three months ended June 30,
  1998

     Revenues:

     The Partnership's oil and gas revenues decreased 3% to $231,875 from $239,503 for the three months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from a decrease in production, offset by higher average prices received. For the three months ended June 30, 1999, 10,068 barrels of oil, 5,881 barrels of NGLs and 20,138 mcf of gas were sold, or 19,305 BOEs. For the three months ended June 30, 1998, 11,839 barrels of oil, 5,487 barrels of NGLs and 24,366 mcf of gas were sold, or 21,387 BOEs.

     The average price received per barrel of oil increased $1.51, or 11%, from $13.40 for the three months ended June 30, 1998 to $14.91 for the same period in 1999. The average price received per barrel of NGLs increased 7% from $7.64 during the three months ended June 30, 1998 to $8.17 for the same period in 1999. The average price received per mcf of gas increased 4% from $1.60 during the three months ended June 30, 1998 to $1.67 in 1999.

     A gain on disposition of assets of $4,779 was received during the three months ended June 30, 1998 from the sale of equipment on one well plugged and abandoned during 1998. Abandoned property costs of $10,743 were also incurred during the three months ended June 30, 1998 to plug and abandon this well.

     Costs and Expenses:

     Total costs and expenses decreased to $187,342 for the three months ended June 30, 1999 as compared to $269,651 for the same period in 1998, a decrease of $82,309, or 31%. This decrease was due to declines in production costs, abandoned property costs, G&A and depletion.

     Production costs were $144,074 for the three months ended June 30, 1999 and $172,207 for the same period in 1998 resulting in a $28,133 decrease, or 16%. The decrease was due to declines in well maintenance costs and production taxes, offset by an increase in ad valorem taxes.

     During this period, G&A decreased, in aggregate, 3%, from $7,185 for the three months ended June 30, 1998 to $6,956 for the same period in 1999.

     Depletion was $36,312 for the three months ended June 30, 1999 compared to $79,516 for the same period in 1998, a decrease of $43,204, or 54%. This decrease was primarily attributable to an increase in proved reserves during the period ended June 30, 1999 as a result of higher commodity prices, a reduction in oil production of 1,771 barrels for the three months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1998.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $56,163 during the six months ended June 30, 1999 from the same period ended June 30, 1998. This decrease was primarily due to a decline in oil and gas sale receipts, offset by declines in G&A expenses and production costs paid.

  Net Cash Provided by Investing Activities

     The Partnership's investing activities during the six months ended June 30, 1999 and 1998 were related to the expenditures for oil and gas equipment on active properties.

     Proceeds from disposition of assets of $609 and $5,435 were recognized during the six months ended June 30, 1999 and 1998, respectively. Proceeds received during the period ended in 1999 were due to equipment credits on active properties. Proceeds received during the period ended in 1998 were from equipment credits on one property plugged and abandoned during 1998.

  Net Cash Used in Financing Activities

     Cash was sufficient for the six months ended June 30, 1999 to cover distributions to the partners of $113,733 of which $1,137 was distributed to the managing general partner and $112,596 to the limited partners. For the same period ended June 30, 1998, cash was sufficient for distributions to the partners of $213,020 of which $2,130 was distributed to the managing general partner and $210,890 to the limited partners.

     From the third quarter of 1997 through the first quarter of 1999, there was a declining trend in oil and gas levels. During the first quarter of 1999, the Organization of Petroleum Exporting Countries and certain other crude oil exporting nations announced reductions in their planned export volumes. These announcements, together with early indications that the nations have initiated their planned reductions, have had some stabilizing effect on commodity prices during the latter part of the first quarter of 1999 and into August 1999. However, no assurances can be given that the stabilizing effect of these actions, or the planned reductions in export volumes, will be sustained for an extended period of time.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright, or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     As of June 30, 1999, the managing general partner estimates that the assessment phase is approximately 99% complete and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     Through June 30, 1999, the managing general partner had distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 52% of the inquiries.

     The remedial phase of the managing general partner's Year 2000 project is in varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of June 30, 1999, the managing general partner estimates that the remedial phase is approximately 83% complete, on a worldwide basis, subject to continuing evaluations of the responses to third party inquiries and to the testing phase results. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and has completed the testing of the system for Year 2000 compliance. The remediation of non-information technology is expected to be completed by October 1999. The managing general partner's Year 2000 remedial actions have not delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of information technology systems by October 1999. The testing of the non-information technology remediation is scheduled to be completed by the end of November 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. As of June 30, 1999, the managing general partner's total costs incurred on the Year 2000 problem were $2.3 million, of which approximately $200 thousand were incurred to replace non-compliant systems.

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the business continuity and contingency planning phase of the managing general partner's Year 2000 project, contingency plans were designed to mitigate the exposures to mission critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.
---------------

(1) "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements.

                           PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

  (a) Exhibits

     27.1 Financial Data Schedule

  (b) Reports on Form 8-K -- none

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARKER & PARSLEY 86-B, LTD.

                                            By: Pioneer Natural Resources USA,
                                                Inc.
                                                Managing General Partner

                                            By:       /s/ RICH DEALY
                                              ----------------------------------
                                                Rich Dealy, Vice President and
                                                   Chief Accounting Officer

Dated: August 11, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-K

                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                          COMMISSION FILE NO. 33-3353B

                          PARKER & PARSLEY 86-B, LTD.
             (Exact name of Registrant as specified in its charter)

                    TEXAS                                        75-2140235
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

        Securities registered pursuant to Section 12(b) of the Act: NONE

          Securities registered pursuant to Section 12(g) of the Act:
                LIMITED PARTNERSHIP INTERESTS ($1,000 PER UNIT)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K [X]

     No market currently exists for the limited partnership interests of the Registrant. Based on original purchase price the aggregate market value of limited partnership interests owned by non-affiliates of the Registrant is $17,080,000.

     As of March 8, 1999, the number of outstanding limited partnership interests was 17,208.

     The following documents are incorporated by reference into the indicated parts of this Annual Report on Form 10-K: NONE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Parts I and II of this Report contain forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements. See "Item
1. Business" for a description of various factors that could materially affect the ability of the Partnership to achieve the anticipated results described in the forward looking statements.

                                     PART I

ITEM 1. BUSINESS

     Parker & Parsley 86-B, Ltd. (the "Partnership") is a limited partnership organized in 1986 under the laws of the State of Texas. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger. For a more complete description of the Parker & Parsley and Mesa merger, see Pioneer's Registration Statement on Form S-4 as filed with the Securities & Exchange Commission.

     A Registration Statement, as amended, filed pursuant to the Securities Act of 1933, registering limited partnership interests aggregating $50,000,000 in a series of Texas limited partnerships formed under the Parker & Parsley 86 Development Drilling Program, was declared effective by the Securities and Exchange Commission on April 7, 1986. On October 29, 1986, the offering of limited partnership interests in the Partnership, the second partnership formed under such statement, was closed, with interests aggregating $17,208,000 being sold to 1,466 subscribers.

     The Partnership engages primarily in oil and gas development and production and is not involved in any industry segment other than oil and gas. See "Item
6. Selected Financial Data" and "Item 8. Financial Statements and Supplementary Data" of this report for a summary of the Partnership's revenue, income and identifiable assets.

     The principal markets during 1998 for the oil produced by the Partnership were refineries and oil transmission companies that have facilities near the Partnership's oil producing properties. The principal markets for the Partnership's gas were companies that have pipelines located near the Partnership's gas producing properties. Of the Partnership's total oil and gas revenues for 1998, approximately 41%, 17%, 15% and 10% were attributable to sales made to Genesis Crude Oil, L.P., Western Gas Resources, Inc., Mobil Oil Corporation, and Texaco Trading & Transportation, respectively.

     The Partnership's revenues, profitability, cash flow and future rate of growth are highly dependent on the prevailing prices of oil and gas, which are affected by numerous factors beyond the Partnership's control. Oil and gas prices historically have been very volatile. A substantial or extended decline in the prices of oil or gas could have a material adverse effect on the Partnership's revenues, profitability and cash flow and could, under certain circumstances, result in a reduction in the carrying value of the Partnership's oil and gas properties.

     Because of the demand for oil and gas, the Partnership does not believe that the termination of the sales of its products to any one customer would have a material adverse impact on its operations. The loss of a particular customer for gas may have an effect if that particular customer has the only gas pipeline located in the areas of the Partnership's gas producing properties. The Partnership believes, however, that the effect would be temporary, until alternative arrangements could be made.

     Federal and state regulation of oil and gas operations generally includes the fixing of maximum prices for regulated categories of natural gas, the imposition of maximum allowable production rates, the taxation of income and other items, and the protection of the environment. Although the Partnership believes that its business operations do not impair environmental quality and that its costs of complying with any applicable environmental regulations are not currently significant, the Partnership cannot predict what, if any, effect these environmental regulations may have on its current or future operations.

     The Partnership does not have any employees of its own. Pioneer USA employs 818 persons, many of whom dedicated a part of their time to the conduct of the Partnership's business during the period for which this report is filed. Pioneer USA supplies all management functions.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves.

     No material part of the Partnership's business is seasonal and the Partnership conducts no foreign operations.

ITEM 2. PROPERTIES

     The Partnership's properties consist primarily of leasehold interests in properties on which oil and gas wells are located. Such property interests are often subject to landowner royalties, overriding royalties and other oil and gas leasehold interests.

     Fractional working interests in developmental oil and gas prospects located primarily in the Spraberry Trend area of West Texas were acquired by the Partnership, resulting in the Partnership's participation in the drilling of 56 oil and gas wells. At December 31, 1998, 44 wells were producing. Nine wells and interests in two abandoned wells were sold and one well was plugged and abandoned. The Partnership received interests in one additional producing oil and gas well in 1993 due to the Partnership's back-in after payout provision.

     For information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996, and changes in such quantities for the years then ended, see Note 7 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" below. Such reserves have been estimated by the engineering staff of Pioneer USA with a review by Williamson Petroleum Consultants, Inc., an independent petroleum consultant.

ITEM 3. LEGAL PROCEEDINGS

     The Partnership from time to time is a party to various legal proceedings incidental to its business involving claims in oil and gas leases or interests, other claims for damages in amounts not in excess of 10% of its current assets and other matters, none of which Pioneer believes to be material to the Partnership.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to a vote of security holders during the fourth quarter of 1998.

                                    PART II

ITEM 5. MARKET FOR PARTNERSHIP'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     At March 8, 1999, the Partnership had 17,208 outstanding limited partnership interests held of record by 1,423 subscribers. There is no established public trading market for the limited partnership interests. Under the limited partnership agreement, Pioneer USA has made certain commitments to purchase partnership interests at a computed value.

     Revenues which, in the sole judgement of the managing general partner, are not required to meet the Partnership's obligations are distributed to the partners at least quarterly in accordance with the limited partnership agreement. During the years ended December 31, 1998 and 1997, distributions of $321,805 and $804,804, respectively, were made to the limited partners.

ITEM 6. SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the years ended December 31:

                                      1998         1997         1996         1995         1994
                                   ----------   ----------   ----------   ----------   ----------
OPERATING RESULTS:
  Oil and gas sales..............  $  928,899   $1,369,807   $1,700,251   $1,481,520   $1,584,722
                                   ==========   ==========   ==========   ==========   ==========
  Litigation settlement, net.....  $       --   $       --   $  565,756   $       --   $       --
                                   ==========   ==========   ==========   ==========   ==========
  Impairment of oil and gas
     properties..................  $  509,585   $  561,432   $    4,960   $  244,024   $       --
                                   ==========   ==========   ==========   ==========   ==========
  Net income (loss)..............  $ (807,041)  $ (158,796)  $1,229,639   $  (31,098)  $   29,196
                                   ==========   ==========   ==========   ==========   ==========
  Allocation of net income
     (loss):
     Managing general partner....  $   (8,070)  $   (1,587)  $   12,296   $     (310)  $      292
                                   ==========   ==========   ==========   ==========   ==========
     Limited partners............  $ (798,971)  $ (157,209)  $1,217,343   $  (30,788)  $   28,904
                                   ==========   ==========   ==========   ==========   ==========
  Limited partners' net income
     (loss) per limited
     partnership interest........  $   (46.43)  $    (9.14)  $    70.74   $    (1.79)  $     1.68
                                   ==========   ==========   ==========   ==========   ==========
  Limited partners' cash
     distributions per limited
     partnership interest........  $    18.70   $    46.77   $    86.49(a) $    37.11  $    39.07
                                   ==========   ==========   ==========   ==========   ==========
AT YEAR END:
  Total assets...................  $2,363,955   $3,520,172   $4,548,338   $4,800,510   $5,496,873
                                   ==========   ==========   ==========   ==========   ==========

---------------

(a) Including litigation settlement per limited partnership interest of $32.55 in 1996.

ITEM 7.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  1998 compared to 1997

     The Partnership's 1998 oil and gas revenues decreased 32% to $928,899 from $1,369,807 in 1997. The decrease in revenues resulted from lower average prices received. In 1998, 47,107 barrels of oil, 23,292 barrels of natural gas liquids ("NGLs") and 97,715 mcf of gas were sold, or 86,685 barrel of oil equivalents ("BOEs"). In 1997, 47,968 barrels of oil, 9,442 barrels of NGLs and 141,058 mcf of gas were sold, or 80,920 BOEs. Due to the decline characteristics of the Partnership's oil and gas properties, management expects a certain amount of decline in production in the future until the Partnership's economically recoverable reserves are fully depleted.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. Effective September 30, 1997, as a result of the merger with Mesa, the managing general partner accounts for processed natural gas production in two components: natural gas liquids and dry residue gas. As a result of the change in the managing general partner's policy, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, separate product volumes will not be comparable for periods prior to September 30, 1997. Also, prices for gas products will not be comparable as the price per mcf for natural gas for the year ended December 31, 1998 is the price received for dry residue gas and the price per mcf for natural gas produced prior to October 1997 was presented as a price for wet gas (i.e., natural gas liquids combined with dry residue gas).

     The average price received per barrel of oil decreased $6.30, or 33%, from $19.38 in 1997 to $13.08 in 1998. The average price received per barrel of NGLs decreased $4.08, or 38%, from $10.88 in 1997 to $6.80 in 1998. The average price received per mcf of gas decreased 34% from $2.39 in 1997 to $1.58 in 1998. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1998.

     A gain on disposition of assets of $6,371 was recognized during 1998 from the sale of equipment on one well plugged and abandoned during 1998. Abandoned property costs of $20,389 were also incurred during 1998 to plug and abandon this well.

     Total costs and expenses increased in 1998 to $1,755,278 as compared to $1,544,950 in 1997, an increase of $210,328, or 14%. The increase was due to an increase in depletion, production costs and abandoned property costs, offset by declines in the impairment of oil and gas properties and general and administrative expenses ("G&A").

     Production costs were $662,691 in 1998 and $628,784 in 1997, resulting in a $33,907 increase, or 5%. This increase was due to higher well maintenance costs incurred in an effort to stimulate well production, offset by a decline in production taxes and ad valorem taxes.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 36% from $43,678 in 1997 to $27,867 in 1998. The Partnership paid the managing general partner $21,984 in 1998 and $35,935 in 1997 for G&A incurred on behalf of the Partnership. G&A is allocated, in part, to the Partnership by the managing general partner. The Partnership agreement limits allocated G&A to 3% of gross oil and gas revenues. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the managing general partner reviews the Partnership's oil and gas properties for impairment whenever events or circumstances indicate a decline in the recoverability of the carrying value of the Partnership's assets may have occurred. Declining commodity prices prompted impairment reviews in 1998 and 1997. As a result of the review and evaluation of its long-lived assets for impairment, the Partnership recognized non-cash charges of $509,585 and $561,432 related to its oil and gas properties during 1998 and 1997, respectively.

     Depletion was $534,746 in 1998 compared to $311,056 in 1997. This represented an increase of $223,690, or 72%. This increase was the result of a combination of factors that included a decline in proved reserves during 1998 due to the lower commodity prices, offset by a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1997 and a reduction in oil production of 861 barrels for the period ended December 31, 1998 compared to the same period in 1997.

  1997 compared to 1996

     The Partnership's 1997 oil and gas revenues decreased 19% to $1,369,807 from $1,700,251 in 1996. The decrease in revenues resulted from declines in production and lower average prices received. In 1997, 47,968 barrels of oil, 9,442 barrels of NGLs and 141,058 mcf of gas were sold, or 80,920 BOEs. In 1996, 54,953 barrels of oil and 201,324 mcf of gas were sold, or 88,507 BOEs.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. As is described above in "Results of Operations -- 1998 compared to 1997", the Partnership changed its method of accounting for processed natural gas to a dry gas basis in the fourth quarter of 1997. As a result of this change, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, 1997 and 1996 separate product volumes are not comparable.

     The declines in production volumes were primarily attributable to the decline characteristics of the Partnership's oil and gas properties.

     The average price received per barrel of oil decreased $2.19, or 10%, from $21.57 in 1996 to $19.38 in 1997. The average price received per barrel of NGLs during 1997 was $10.88. The average price received per mcf of gas decreased 7% from $2.56 in 1996 to $2.39 in 1997.

     During 1996, the Partnership recognized a gain on disposition of assets of $68,568. Of this amount, $51,377 was received from the sale of six oil and gas wells and four saltwater disposal wells attributable to proceeds received of $209,248 less the write-off of remaining capitalized well costs of $157,871. An additional unrelated sale of four fully depleted oil and gas wells resulted in proceeds received of $4,332. Salvage income of $12,859 received during 1996 consisted of equipment credits received on two fully depleted wells.

     On April 29, 1996, Southmark Corporation, Pioneer USA and the Partnership entered into a final $7.4 million settlement agreement with Jack N. Price resolving all outstanding litigation between the parties. As a result, all of the pending lawsuits and judgments have been dismissed, the supersedeas bond released, and the Reserve released as collateral. On June 28, 1996, a final distribution was made to the working interest owners of $565,756, which included $560,099, or $32.55 per limited partnership interest, to the Partnership and its partners.

     Total costs and expenses increased in 1997 to $1,544,950 as compared to $1,122,085 in 1996, an increase of $422,865, or 38%. The increase was due to the impairment of oil and gas properties, offset by a decrease in production costs, depletion, abandoned property costs and G&A.

     Production costs were $628,784 in 1997 and $730,032 in 1996, resulting in a $101,248 decrease, or 14%. This decrease was due to declines in well maintenance costs, workover expense and production taxes.

     During this period, G&A decreased, in aggregate, 14% from $51,008 in 1996 to $43,678 in 1997. The Partnership paid the managing general partner $35,935 in 1997 and $43,546 in 1996 for G&A incurred on behalf of the Partnership.

     The Partnership recognized non-cash SFAS 121 impairment provisions of $561,432 and $4,960 related to its oil and gas properties during the fourth quarters of 1997 and 1996, respectively.

     Depletion was $311,056 in 1997 compared to $327,745 in 1996. This represented a decrease of $16,689, or 5%. This decrease was primarily attributable to a reduction in oil production in 1997 from 1996 of 6,985 barrels, offset by a decrease in oil reserves during 1997 as a result of lower commodity prices.

     Abandoned property costs of $8,340 were incurred during 1996 on one well plugged and abandoned in 1995.

IMPACT OF INFLATION AND CHANGING PRICES ON SALES AND NET INCOME

     Inflation impacts the fixed overhead rate charges of the lease operating expenses for the Partnership. During 1998, the annual change in the index of average weekly earnings of crude petroleum and gas production workers issued by the U.S. Department of Labor, Bureau of Labor Statistics increased (effective April 1, 1998) 10.3%. The 1997 annual change in average weekly earnings increased by 2%. The 1996 index increased 4.1%. The impact of inflation for other lease operating expenses is small due to the current economic condition of the oil industry.

     The oil and gas industry experienced volatility during the past decade because of the fluctuation of the supply of most fossil fuels relative to the demand for such products and other uncertainties in the world energy markets causing significant fluctuations in oil and gas prices. During 1998, the price per barrel for oil production similar to the Partnership's ranged from approximately $9.50 to $15.50. During most of 1997 and 1996, the Partnership benefitted from higher oil prices as compared to previous years. However, during the fourth quarter of 1997, oil prices began a downward trend that has continued into March 1999. On March 8, 1999, the market price for West Texas intermediate crude was $11.00 per barrel. A continuation of the current commodity price environment will continue to have an adverse effect on the Partnership's revenues, operating cash flow and distributions and could result in additional decreases in the carrying value of the Partnership's oil and gas properties.

     Prices for natural gas are subject to ordinary seasonal fluctuations, and this volatility of natural gas prices may result in production being curtailed and, in some cases, wells being completely shut-in.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $504,452 during the year ended December 31, 1998 from the year ended December 31, 1997. This decrease was primarily due to a decline in oil and gas sales receipts.

  Net Cash Provided by (Used in) Investing Activities

     The Partnership's investing activities during 1998 were related to expenditures for oil and gas equipment replacement on active properties.

     Proceeds from disposition of assets of $15,526 received during 1998 consisted of $9,155 in equipment credits on an active property and equipment credits of $6,371 on one property plugged and abandoned during 1998. Proceeds from disposition of assets of $18,756 recognized during 1997 were related to the disposal of oil and gas equipment on active properties.

  Net Cash Used in Financing Activities

     Cash was sufficient in 1998 for distributions to the partners of $325,056 of which $3,251 was distributed to the managing general partner and $321,805 to the limited partners. In 1997, cash was sufficient for distributions to the partners of $812,934 of which $8,130 was distributed to the managing general partner and $804,804 to the limited partners.

     The current commodity price environment will continue to impact the distributions and could result in limited or no distributions to the partners.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the

Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     The assessment phase of the managing general partner's Year 2000 project is at varying stages of completion as it pertains to information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the assessment phase is approximately 86% complete, on a worldwide basis, and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     The managing general partner expects to complete the assessment phase of its Year 2000 project by the end of the first quarter of 1999 but is being delayed by limited responses received on inquiries made of third party businesses. To date, the managing general partner has distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 37% of those inquiries.

     The remedial phase of the managing general partner's Year 2000 project is also at varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the remedial phase is approximately 54% complete, on a worldwide basis, subject to the continuing results of the third party inquiry assessments and the testing phase. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and is currently testing this system for Year 2000 compliance. The remediation of non-information technology is expected to be completed during July 1999. The managing general partner's Year 2000 remedial actions have not significantly delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of the Artesia system upgrades by March 1999 and all other information technology systems and non-information technology remediation by the end of the third quarter of 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. The managing general partner intends to use its working capital to pay for the costs of the Year 2000 projects. As of December 31, 1998, the managing general partner's total costs incurred on the Year 2000 problem were $1.8 million, of which $200 thousand were incurred to replace non-compliant systems. The managing general partner will allocate a portion of the costs of the Year 2000 programming charges to the Partnership in accordance with the general and administration allocation. (See Note 2 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".)

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the assessment phase of the managing general partner's Year 2000 project, contingency plans are being designed to mitigate the exposures to mission-critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

                                                               PAGE
                                                               ----
Financial Statements of Parker & Parsley 86-B, Ltd:
  Independent Auditors' Report -- Ernst & Young LLP.........     10
  Independent Auditors' Report -- KPMG LLP..................     11
  Balance Sheets as of December 31, 1998 and 1997...........     12
  Statements of Operations for the Years Ended
     December 31, 1998, 1997 and 1996.......................     13
  Statements of Partners' Capital for the Years Ended
     December 31, 1998, 1997 and 1996.......................     14
  Statements of Cash Flows for the Years Ended
     December 31, 1998, 1997 and 1996.......................     15
  Notes to Financial Statements.............................     16

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 86-B, Ltd.
(A Texas Limited Partnership):

     We have audited the balance sheet of Parker & Parsley 86-B, Ltd. as of December 31, 1998, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 86-B, Ltd. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

Dallas, Texas
March 15, 1999

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 86-B, Ltd.
(A Texas Limited Partnership):

     We have audited the financial statements of Parker & Parsley 86-B, Ltd. as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 86-B, Ltd. as of December 31, 1997, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Midland, Texas
March 20, 1998

                          PARKER & PARSLEY 86-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                  DECEMBER 31

                                     ASSETS

                                                                 1998          1997
                                                              -----------   -----------
Current assets:
  Cash......................................................  $   185,320   $   259,795
  Accounts receivable -- oil and gas sales..................      120,424       168,175
                                                              -----------   -----------
          Total current assets..............................      305,744       427,970
                                                              -----------   -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................   12,038,382    12,263,266
Accumulated depletion.......................................   (9,980,171)   (9,171,064)
                                                              -----------   -----------
          Net oil and gas properties........................    2,058,211     3,092,202
                                                              -----------   -----------
                                                              $ 2,363,955   $ 3,520,172
                                                              ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $    11,216   $    35,336
Partners' capital:
  Managing general partner..................................       22,251        33,572
  Limited partners (17,208 interests).......................    2,330,488     3,451,264
                                                              -----------   -----------
                                                                2,352,739     3,484,836
                                                              -----------   -----------
                                                              $ 2,363,955   $ 3,520,172
                                                              ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 86-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998         1997         1996
                                                           ----------   ----------   ----------
Revenues:
  Oil and gas............................................  $  928,899   $1,369,807   $1,700,251
  Interest...............................................      12,967       16,347       17,149
  Gain on disposition of assets..........................       6,371           --       68,568
  Litigation settlement..................................          --           --      565,756
                                                           ----------   ----------   ----------
                                                              948,237    1,386,154    2,351,724
                                                           ----------   ----------   ----------
Costs and expenses:
  Oil and gas production.................................     662,691      628,784      730,032
  General and administrative.............................      27,867       43,678       51,008
  Impairment of oil and gas properties...................     509,585      561,432        4,960
  Depletion..............................................     534,746      311,056      327,745
  Abandoned property.....................................      20,389           --        8,340
                                                           ----------   ----------   ----------
                                                            1,755,278    1,544,950    1,122,085
                                                           ----------   ----------   ----------
Net income (loss)........................................  $ (807,041)  $ (158,796)  $1,229,639
                                                           ==========   ==========   ==========
Allocation of net income (loss):
  Managing general partner...............................  $   (8,070)  $   (1,587)  $   12,296
                                                           ==========   ==========   ==========
  Limited partners.......................................  $ (798,971)  $ (157,209)  $1,217,343
                                                           ==========   ==========   ==========
Net income (loss) per limited partnership interest.......  $   (46.43)  $    (9.14)  $    70.74
                                                           ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 86-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                        STATEMENTS OF PARTNERS' CAPITAL

                                                          MANAGING
                                                          GENERAL      LIMITED
                                                          PARTNER     PARTNERS        TOTAL
                                                          --------   -----------   -----------
Partners' capital at January 1, 1996....................  $ 46,026   $ 4,684,266   $ 4,730,292
  Distributions.........................................   (15,033)   (1,488,332)   (1,503,365)
  Net income............................................    12,296     1,217,343     1,229,639
                                                          --------   -----------   -----------
Partners' capital at December 31, 1996..................    43,289     4,413,277     4,456,566
  Distributions.........................................    (8,130)     (804,804)     (812,934)
  Net loss..............................................    (1,587)     (157,209)     (158,796)
                                                          --------   -----------   -----------
Partners' capital at December 31, 1997..................    33,572     3,451,264     3,484,836
  Distributions.........................................    (3,251)     (321,805)     (325,056)
  Net loss..............................................    (8,070)     (798,971)     (807,041)
                                                          --------   -----------   -----------
Partners' capital at December 31, 1998..................  $ 22,251   $ 2,330,488   $ 2,352,739
                                                          ========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 86-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31

                                                             1998        1997         1996
                                                           ---------   ---------   -----------
Cash flows from operating activities:
  Net income (loss)......................................  $(807,041)  $(158,796)  $ 1,229,639
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Impairment of oil and gas properties................    509,585     561,432         4,960
     Depletion...........................................    534,746     311,056       327,745
     Gain on disposition of assets.......................     (6,371)         --       (68,568)
  Changes in assets and liabilities:
     Accounts receivable.................................     47,751     101,746       (91,546)
     Accounts payable....................................    (24,120)    (56,436)        7,825
                                                           ---------   ---------   -----------
          Net cash provided by operating activities......    254,550     759,002     1,410,055
                                                           ---------   ---------   -----------
Cash flows from investing activities:
  Additions to oil and gas properties....................    (19,495)         --            --
  Proceeds from disposition of assets....................     15,526      18,756       236,518
                                                           ---------   ---------   -----------
          Net cash provided by (used in) investing
            activities...................................     (3,969)     18,756       236,518
                                                           ---------   ---------   -----------
Cash flows from financing activities:
  Cash distributions to partners.........................   (325,056)   (812,934)   (1,503,365)
                                                           ---------   ---------   -----------
Net increase (decrease) in cash..........................    (74,475)    (35,176)      143,208
Cash at beginning of year................................    259,795     294,971       151,763
                                                           ---------   ---------   -----------
Cash at end of year......................................  $ 185,320   $ 259,795   $   294,971
                                                           =========   =========   ===========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 86-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 86-B, Ltd. (the "Partnership") is a limited partnership organized in 1986 under the laws of the State of Texas. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Oil and gas properties -- The Partnership utilizes the successful efforts method of accounting for its oil and gas properties and equipment. Under this method, all costs associated with productive wells and nonproductive development wells are capitalized while nonproductive exploration costs are expensed. Capitalized costs relating to proved properties are depleted using the unit-of-production method on a property-by-property basis based on proved oil (dominant mineral) reserves as determined by the engineering staff of Pioneer USA, the Partnership's managing general partner, and reviewed by independent petroleum consultants. The carrying amounts of properties sold or otherwise disposed of and the related allowances for depletion are eliminated from the accounts and any gain or loss is included in operations.

     Impairment of long-lived assets -- In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the Partnership reviews its long-lived assets to be held and used on an individual property basis, including oil and gas properties accounted for under the successful efforts method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows is less than the carrying amount of the assets. In this circumstance, the Partnership recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

     Use of estimates in the preparation of financial statements -- Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Net income (loss) per limited partnership interest -- The net income (loss) per limited partnership interest is calculated by using the number of outstanding limited partnership interests.

     Income taxes -- A Federal income tax provision has not been included in the financial statements as the income of the Partnership is included in the individual Federal income tax returns of the respective partners.

                          PARKER & PARSLEY 86-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Statements of cash flows -- For purposes of reporting cash flows, cash includes depository accounts held by banks.

     General and administrative expenses -- General and administrative expenses are allocated in part to the Partnership by the managing general partner or its affiliates. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     Reclassifications -- Certain reclassifications may have been made to the 1997 and 1996 financial statements to conform to the 1998 financial statement presentation.

     Environmental -- The Partnership is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Partnership to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of cash payments for the liability or component are fixed or reliably determinable. No such liabilities have been accrued as of December 31, 1998.

     Revenue recognition -- The Partnership uses the entitlements method of accounting for crude oil and natural gas revenues.

     Reporting comprehensive income -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") establishes standards for the reporting and display of comprehensive income (loss) and its components in a full set of general purpose financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Partnership has no items of other comprehensive income (loss), as defined by SFAS No. 130. Consequently, the provisions of SFAS No. 130 do not apply to the Partnership.

NOTE 3. IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS 121, the Partnership reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of the carrying value of the Partnership's oil and gas properties. Based upon a decline in the Partnership's outlook for future commodity prices, the Partnership has estimated the expected future cash flows of its oil and gas properties as of December 31, 1998, 1997 and 1996, and compared such estimated future cash flows to the respective carrying amount of the oil and gas properties to determine if the carrying amounts were likely to be recoverable. For those proved oil and gas properties for which the carrying amount exceeded the estimated future cash flows, an impairment was determined to exist; therefore, the Partnership adjusted the carrying amount of those oil and gas properties to their fair value as determined by discounting their expected future cash flows at a discount rate commensurate with the risks involved in the industry. As a result, the Partnership recognized non-cash impairment provisions of $509,585, $561,432 and $4,960 related to its proved oil and gas properties during 1998, 1997 and 1996, respectively.

                          PARKER & PARSLEY 86-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. INCOME TAXES

     The financial statement basis of the Partnership's net assets and liabilities was $322,842 greater than the tax basis at December 31, 1998.

     The following is a reconciliation of net income (loss) per statements of operations with the net income per Federal income tax returns for the years ended December 31:

                                                     1998         1997         1996
                                                   ---------   ----------   ----------
Net income (loss) per statements of operations...  $(807,041)  $ (158,796)  $1,229,639
Depletion and depreciation provisions for tax
  reporting purposes less than amounts for
  financial reporting purposes...................    525,430      298,532      315,125
Impairment of oil and gas properties for
  financial reporting purposes...................    509,585      561,432        4,960
Other, net.......................................      6,831       19,546      146,400
                                                   ---------   ----------   ----------
          Net income per Federal income tax
            returns..............................  $ 234,805   $  720,714   $1,696,124
                                                   =========   ==========   ==========

NOTE 5. OIL AND GAS PRODUCING ACTIVITIES

     The following is a summary of the costs incurred, whether capitalized or expensed, related to the Partnership's oil and gas producing activities for the years ended December 31:

                                                             1998       1997     1996
                                                            -------   --------   ----
Development costs.........................................  $19,495   $(18,755)  $868
                                                            =======   ========   ====

     Capitalized oil and gas properties consist of the following:

                                                                1998          1997
                                                             -----------   -----------
Proved properties:
  Property acquisition costs...............................  $   446,308   $   446,308
  Completed wells and equipment............................   11,592,074    11,816,958
                                                             -----------   -----------
                                                              12,038,382    12,263,266
Accumulated depletion......................................   (9,870,171)   (9,171,064)
                                                             -----------   -----------
          Net capitalized costs............................  $ 2,168,211   $ 3,092,202
                                                             ===========   ===========

NOTE 6. RELATED PARTY TRANSACTIONS

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $296,383   $300,045   $305,520
Reimbursement of general and administrative
  expenses...........................................  $ 21,984   $ 35,935   $ 43,546

     The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. In addition, Pioneer USA and the Partnership are parties to the Program agreement.

                          PARKER & PARSLEY 86-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     The costs and revenues of the Program are allocated to Pioneer USA and the Partnership as follows:

                                                               PIONEER
                                                               USA(1)     PARTNERSHIP
                                                              ---------   -----------
Revenues:
  Proceeds from disposition of depreciable properties.......    9.09091%    90.90909%
  All other revenues........................................  24.242425%   75.757575%
Costs and expenses:
  Lease acquisition costs, drilling and completion costs and
     all other costs........................................    9.09091%    90.90909%
  Operating costs, direct costs and general and
     administrative expenses................................  24.242425%   75.757575%

---------------

(1) Excludes Pioneer USA's 1% general partner ownership which is allocated at the Partnership level and 128 limited partner interests owned by Pioneer USA.

NOTE 7. OIL AND GAS INFORMATION (UNAUDITED)

     The following table presents information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities during the years then ended. Due to a change in the accounting policy of the managing general partner in 1997, the Partnership began accounting for processed natural gas production in two components: processed natural gas liquids ("NGLs") and dry residue gas. NGLs are reflected in "Oil and NGLs" in the table below. All of the Partnership's reserves are proved developed and located within the United States. The Partnership's reserves are based on an evaluation prepared by the engineering staff of Pioneer USA and reviewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant, using criteria established by the Securities and Exchange Commission. Reserve value information is available to limited partners pursuant to the Partnership agreement and, therefore, is not presented.

                                                              OIL AND NGLS      GAS
                                                                 (BBLS)        (MCF)
                                                              ------------   ----------
Net proved reserves at January 1, 1996......................     748,476      3,039,729
Revisions...................................................     148,949        734,788
Sale of reserves............................................     (29,193)      (123,822)
Production..................................................     (54,953)      (201,324)
                                                                --------     ----------
Net proved reserves at December 31, 1996....................     813,279      3,449,371
Revisions...................................................     184,178     (2,069,107)
Production..................................................     (57,410)      (141,058)
                                                                --------     ----------
Net proved reserves at December 31, 1997....................     940,047      1,239,206
Revisions...................................................    (401,595)      (457,837)
Production..................................................     (70,399)       (97,715)
                                                                --------     ----------
Net proved reserves at December 31, 1998....................     468,053        683,654
                                                                ========     ==========

     As of December 31, 1998, the estimated present value of future net revenues of proved reserves, calculated using December 31, 1998 prices of $10.61 per barrel of oil, $5.57 per barrel of NGLs and $1.37 per mcf of gas, discounted at 10% was approximately $819,000 and undiscounted was $1,206,000.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are

                          PARKER & PARSLEY 86-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves. The Partnership emphasizes that reserve estimates are inherently imprecise and, accordingly, the estimates are expected to change as future information becomes available.

NOTE 8. MAJOR CUSTOMERS

     The following table reflects the major customers of the Partnership's oil and gas sales (a major customer is defined as a customer whose sales exceed 10% of total sales) during the years ended December 31:

                                                              1998   1997   1996
                                                              ----   ----   ----
Genesis Crude Oil, L.P......................................   41%    41%    43%
Western Gas Resources, Inc. ................................   17%    16%    13%
Mobil Oil Corporation.......................................   15%    17%    15%
Texaco Trading & Transportation.............................   10%    10%    12%

     At December 31, 1998, the amounts receivable from Genesis Crude Oil, L.P., Western Gas Resources, Inc., Mobil Oil Corporation and Texaco Trading & Transportation were $27,545, $25,218, $9,262 and $10,346, respectively, which are included in the caption "Accounts receivable -- oil and gas sales" in the accompanying Balance Sheet.

     The Partnership's share of oil and gas production is sold to various purchasers. Pioneer USA is of the opinion that the loss of any one purchaser would not have an adverse effect on the ability of the Partnership to sell its oil and gas production.

NOTE 9. ORGANIZATION AND OPERATIONS

     The Partnership was organized October 29, 1986 as a limited partnership under the Texas Uniform Limited Partnership Act for the purpose of acquiring and developing oil and gas properties. The following is a brief summary of the more significant provisions of the limited partnership agreement:

          Managing general partner -- The managing general partner of the Partnership is Pioneer USA. Pioneer USA has the power and authority to manage, control and administer all Program and Partnership affairs. As managing general partner and operator of the Partnership's properties, all production expenses are incurred by Pioneer USA and billed to the Partnership and a portion of revenue is initially received by Pioneer USA prior to being paid to the Partnership. Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues.

          Limited partner liability -- The maximum amount of liability of any limited partner is the total contributions of such partner plus his share of any undistributed profits.

          Initial capital contributions -- The limited partners entered into subscription agreements for aggregate capital contributions of $17,208,000. Pioneer USA is required to contribute amounts equal to 1% of initial Partnership capital less commission and offering expenses allocated to the limited partners and to contribute amounts necessary to pay costs and expenses allocated to it under the Partnership agreement to the extent its share of revenues does not cover such costs.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP

     The Partnership does not have any officers or directors. Under the limited partnership agreement, the Partnership's managing general partner, Pioneer USA, is granted the exclusive right and full authority to manage, control and administer the Partnership's business.

     Set forth below are the names, ages and positions of the directors and executive officers of Pioneer USA. Directors of Pioneer USA are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

                                        AGE AT
                                     DECEMBER 31,
NAME                                     1998                    POSITION
----                                 ------------                --------
Scott D. Sheffield.................       46        President and Director
Timothy L. Dove....................       42        Executive Vice President and
                                                    Director
Dennis E. Fagerstone...............       49        Executive Vice President and
                                                    Director
Mark L. Withrow....................       51        Executive Vice President, General
                                                      Counsel and Director
M. Garrett Smith...................       37        Executive Vice President, Chief
                                                      Financial Officer and Director
Mel Fischer(a).....................       64        Executive Vice President
Lon C. Kile........................       43        Executive Vice President
Rich Dealy.........................       32        Vice President and Chief Accounting
                                                      Officer

---------------

(a) Mr. Fischer was a director and officer until his retirement from Pioneer and Pioneer USA on February 19, 1999.

     Scott D. Sheffield. Mr. Sheffield is a distinguished graduate of The University of Texas with a B.S. in Petroleum Engineering. Since August 1997, he has served as President, Chief Executive Officer and a director of Pioneer and President and a director of Pioneer USA. Mr. Sheffield was the President and a director of Parker & Parsley from May 1990 until August 1997 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley from October 1990 until August 1997. He was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. He served as Vice President -- Engineering of PPDC from September 1981 until April 1985 when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove became Executive Vice President -- Business Development of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Prior to joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp, in various capacities in international exploration and production, marketing, refining and marketing and planning and development. Mr. Dove earned a B.S. in Mechanical Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. He served as Executive Vice President and Chief Operating Officer of Mesa from March 1, 1997 until August 1997. From October 1996 to February 1997, Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa and from May 1991 to October 1996, he served as Vice President -- Exploration and Production of Mesa. From June 1988 to May 1991, Mr. Fagerstone served as Vice President -- Operations of Mesa.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a B.S. in Accounting and Texas Tech University with a Juris Doctorate degree, became Executive Vice President, General Counsel and Secretary of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Withrow was Vice President -- General Counsel of Parker & Parsley from January 1991, when he joined Parker & Parsley, to January 1995, when he was appointed Senior Vice President -- General Counsel. He was Parker & Parsley's Secretary from August 1992 until August 1997. Prior to joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     M. Garrett Smith. Mr. Smith, a graduate of The University of Texas with a B.S. in Electrical Engineering and Southern Methodist University with an M.B.A., was appointed Executive Vice President and Chief Financial Officer of Pioneer in December 1997. He served as Senior Vice President -- Finance of Pioneer from August 1997 until December 1997. Mr. Smith was elected Senior Vice President -- Finance and a director of Pioneer USA in August 1997. He served as Vice President -- Corporate Acquisitions of Mesa from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of Mesa and from 1994 to 1996 he served as Director of Financial Planning of Mesa. Mr. Smith was employed by BTC Partners, Inc. (a former financial advisor to Mesa) from 1989 to 1994.

     Mel Fischer. Mr. Fischer, a graduate of the University of California at Berkeley with a Masters degree in Geology, became Executive Vice
President -- Worldwide Exploration of Pioneer and Pioneer USA in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997 and was Executive Vice President -- Worldwide Exploration for Parker & Parsley from February 1997 to August 1997. Mr. Fischer retired from Pioneer and Pioneer USA effective February 15, 1999. He worked in the petroleum industry for 32 years, starting as a Petroleum Geologist with Texaco in 1962, and retiring as President, Occidental International Exploration and Production Company in March 1994. For the 10 years prior to becoming President of Occidental International, he served as Executive Vice President, World Wide Exploration with Occidental Oil and Gas Corporation. He is a registered geologist in the State of California, a member of the American Association of Petroleum Geologists and an emeritus member of the Board of Advisors for the Earth Sciences Research Institute at the University of Utah.

     Lon C. Kile. Mr. Kile, a graduate of Oklahoma State University with a B.B.A. in Accounting, became Executive Vice President of Pioneer and Pioneer USA in August 1997. Mr. Kile was Senior Vice President -- Investor Relations from October 1996 to August 1997. Previously, he served as Vice President and Manager of the Mid-Continent Division, Vice President -- Equity Finance & Analysis and Vice President -- Marketing & Program Administration. Prior to joining Parker & Parsley in 1985, he was employed as Supervisor -- Senior, Audit, in charge of Parker & Parsley's audit, with Arthur Young.

     Rich Dealy. Mr. Dealy is a graduate of Eastern New Mexico University with a B.B.A. in Accounting and Finance and is a Certified Public Accountant. He became Vice President and Chief Accounting Officer of Pioneer and Pioneer USA in February 1998. Mr. Dealy served as Controller of Pioneer USA from August 1997 to February 1998. He served as Controller of Parker & Parsley from August 1995 to August 1997. Mr. Dealy joined Parker & Parsley as an Accounting Manager in July, 1992. He was previously employed with KPMG Peat Marwick as an Audit Senior, in charge of Parker & Parsley's audit.

ITEM 11. EXECUTIVE COMPENSATION

     The Partnership does not have any directors or officers. Management of the Partnership is vested in Pioneer USA, the managing general partner. The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Under the Program agreement, Pioneer USA pays approximately 10% of the Partnership's acquisition, drilling and completion costs and approximately 25% of its operating and general and administrative expenses. In return, Pioneer USA is allocated approximately 25% of the Partnership's revenues. See Note 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" for information regarding fees and reimbursements paid to the managing general partner or its affiliates by the Partnership.

     The Partnership does not directly pay any salaries of the executive officers of Pioneer USA, but does pay a portion of Pioneer USA's general and administrative expenses of which these salaries are a part. See Note 6 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  (a) Beneficial owners of more than five percent

     The Partnership is not aware of any person who beneficially owns 5% or more of the outstanding limited partnership interests of the Partnership. Pioneer USA owned 128 limited partner interests at January 1, 1999.

  (b) Security ownership of management

     The Partnership does not have any officers or directors. The managing general partner of the Partnership, Pioneer USA, has the exclusive right and full authority to manage, control and administer the Partnership's business. Under the limited partnership agreement, limited partners holding a majority of the outstanding limited partnership interests have the right to take certain actions, including the removal of the managing general partner or any other general partner. The Partnership is not aware of any current arrangement or activity which may lead to such removal. The Partnership is not aware of any officer or director of Pioneer USA who beneficially owns limited partnership interests in the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Transactions with the managing general partner or its affiliates

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $296,383   $300,045   $305,520
Reimbursement of general and administrative
  expenses...........................................  $ 21,984   $ 35,935   $ 43,546

     Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues. Also, see Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data", regarding the Partnership's participation with the managing general partner in oil and gas activities of the Program.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

  (a) 1. Financial statements

     The following are filed as part of this annual report:

Independent Auditors' Report -- Ernst & Young LLP
Independent Auditors' Report -- KPMG LLP
Balance sheets as of December 31, 1998 and 1997
Statements of operations for the years ended December 31,
  1998, 1997 and 1996
Statements of partners' capital for the years ended December
  31, 1998, 1997 and 1996
Statements of cash flows for the years ended December 31,
  1998, 1997 and 1996
Notes to financial statements

  2. Financial statement schedules

     All financial statement schedules have been omitted since the required information is in the financial statements or notes thereto, or is not applicable nor required.

  (b) Reports on Form 8-K

     None.

  (c) Exhibits

     The exhibits listed on the accompanying index to exhibits are filed or incorporated by reference as part of this annual report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PARKER & PARSLEY 86-B, LTD.

                                            By: Pioneer Natural Resources USA,
                                                Inc.
                                                  Managing General Partner

                                            By:   /s/ SCOTT D. SHEFFIELD
                                              ----------------------------------
                                                     Scott D. Sheffield,
                                                          President

Dated: March 25, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


               /s/ SCOTT D. SHEFFIELD                    President and Director of         March 25, 1999
-----------------------------------------------------      Pioneer USA
                 Scott D. Sheffield

                 /s/ TIMOTHY L. DOVE                     Executive Vice President and      March 25, 1999
-----------------------------------------------------      Director of Pioneer USA
                   Timothy L. Dove

              /s/ DENNIS E. FAGERSTONE                   Executive Vice President and      March 25, 1999
-----------------------------------------------------      Director of Pioneer USA
                Dennis E. Fagerstone

                 /s/ MARK L. WITHROW                     Executive Vice President,         March 25, 1999
-----------------------------------------------------      General Counsel and Director
                   Mark L. Withrow                         of Pioneer USA

                /s/ M. GARRETT SMITH                     Executive Vice President,         March 25, 1999
-----------------------------------------------------      Chief Financial Officer and
                  M. Garrett Smith                         Director of Pioneer USA

                   /s/ LON C. KILE                       Executive Vice President of       March 25, 1999
-----------------------------------------------------      Pioneer USA
                     Lon C. Kile

                   /s/ RICH DEALY                        Vice President and Chief          March 25, 1999
-----------------------------------------------------      Accounting Officer of
                     Rich Dealy                            Pioneer USA

                          PARKER & PARSLEY 86-B, LTD.

                               INDEX TO EXHIBITS

     The following documents are incorporated by reference in response to Item 14(c):

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------
          3(a)           -- Amended and Restated Certificate of Limited Partnership
                            of Parker & Parsley 86-B, Ltd. incorporated by reference
                            to Exhibit 3a of the Partnership's Registration Statement
                            on Form S-1 (Registration No. 33-3353) (hereinafter
                            called the Partnership's Registration Statement)
          4(a)           -- Form of Agreement of Limited Partnership of Parker &
                            Parsley 86-B, Ltd. incorporated by reference to Exhibit A
                            of Amendment No. 1 of the Partnership's Registration
                            Statement
          4(b)           -- Form of Subscription Agreement incorporated by reference to Exhibit C of Amendment No. 1 of the Partnership's
                            Registration Statement
          4(b)           -- Power of Attorney incorporated by reference to an Exhibit of the Partnership's Registration Statement
          4(c)           -- Specimen Certificate of Limited Partnership Interest
                            incorporated by reference to Exhibit 4c of the
                            Partnership's Registration Statement
         10(b)           -- Development Program Agreement incorporated by reference to Exhibit B of Amendment No. 1 of the Partnership's
                            Registration Statement
         27.1*           -- Financial Data Schedule
         99.1            -- Mutual Release and Indemnity Agreement dated May 25, 1993 incorporated by reference to Exhibit 99.1 of the
                            Partnership's Annual Report on Form 10-K for the year
                            ended December 31, 1993

---------------

*  Filed herewith

                          PARKER & PARSLEY 86-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                        DECEMBER 31, 1998, 1997 AND 1996

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

     The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing discounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rates to the difference.

     Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider probable reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                1998       1997        1996
                                                              --------   ---------   ---------
                                                                       (IN THOUSANDS)
Oil and gas producing activities:
  Future cash inflows.......................................  $ 5,045    $ 17,382    $ 33,931
  Future production costs...................................   (3,839)    (10,560)    (17,207)
  Future development costs..................................       --          --         270
                                                              -------    --------    --------
                                                                1,206       6,822      16,994
  10% annual discount factor................................     (387)     (3,050)     (8,846)
                                                              -------    --------    --------
  Standardized measure of discounted future net cash
     flows..................................................  $   819    $  3,772    $  8,148
                                                              =======    ========    ========

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               1998      1997      1996
                                                              -------   -------   ------
                                                                    (IN THOUSANDS)
Oil and Gas Producing Activities:
  Oil and gas sales, net of production costs................  $  (266)  $  (741)  $ (970)
  Net changes in prices and production costs................   (2,377)   (3,918)   3,768
  Extensions and discoveries................................       --        --       --
  Sales of minerals-in-place................................       --        --     (144)
  Purchases of minerals-in-place............................       --        --       --
  Revisions of estimated future development costs...........       --      (149)    (123)
  Revisions of previous quantity estimates and reserves
     added by development drilling..........................     (547)     (458)   1,710
  Accretion of discount.....................................      377       815      439
  Changes in production rates, timing and other.............     (140)       75     (921)
                                                              -------   -------   ------
  Change in present value of future net revenues............   (2,953)   (4,376)   3,759
                                                              -------   -------   ------
  Balance, beginning of year................................    3,772     8,148    4,389
                                                              -------   -------   ------
  Balance, end of year......................................  $   819   $ 3,772   $8,148
                                                              =======   =======   ======

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                            SUPPLEMENTAL INFORMATION

                                       OF

            PARKER & PARSLEY 86-C, LTD., A TEXAS LIMITED PARTNERSHIP

                                       TO

            PROXY STATEMENT DATED                             , 1999

                             ----------------------

       THE DATE OF THIS SUPPLEMENT IS                             , 1999
                             ----------------------

     This document contains important information specific to Parker & Parsley
86-C, Ltd. and supplements the proxy statement dated             , 1999, of
Pioneer Natural Resources USA, Inc., by which Pioneer USA is soliciting proxies to be voted at a special meeting of limited partners of the partnerships described in the proxy statement. The purpose of the special meeting is for you to vote upon the merger of Parker & Parsley 86-C, Ltd. with and into Pioneer USA that, if completed, will result in your receiving cash for your partnership interests.

     This supplement contains the following information concerning Parker & Parsley 86-C, Ltd.:

     - A table containing:

        -- the aggregate initial investment by the limited partners

        -- the aggregate historical limited partner distributions through June
           30, 1999

        -- the merger value per $1,000 limited partner investment as of June 30,
           1999

        -- the merger value per $1,000 limited partner investment as a multiple of distributions for the 12 months ended June 30, 1999

        -- the book value per $1,000 limited partner investment as of June 30, 1999 and as of December 31, 1998 and

        -- the ordinary tax loss per $1,000 limited partner investment in year of initial investment

     - Quarterly Report on Form 10-Q for the six months ended June 30, 1999

     - Annual Report on Form 10-K for the year ended December 31, 1998

     - Disclosures about the partnership's oil and gas producing activities

                          PARKER & PARSLEY 86-C, LTD.

                         SUPPLEMENTAL INFORMATION TABLE

Aggregate Initial Investment by the Limited Partners(a).....  $19,317
Aggregate Historical Limited Partner Distributions through
  June 30, 1999(a)..........................................  $27,141
Merger Value per $1,000 Limited Partner Investment as of
  June 30, 1999(b)..........................................  $ 95.46
Merger Value per $1,000 Limited Partner Investment as a
  Multiple of Distributions for the 12 Months ended June 30,
  1999(b)...................................................    13.85times
Book Value per $1,000 Limited Partner Investment:
  -- as of June 30, 1999(b).................................  $ 99.79
  -- as of December 31, 1998(b).............................  $105.29
Ordinary Tax Loss per $1,000 Limited Partner Investment in
  Year of Initial Investment(b), (c)........................  $   449

---------------

(a)  Stated in thousands.

(b) Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

(c) Your ability to use your distributive share of the partnership's loss to offset your other income may have been subject to certain limitations at your level as a partner, and you may therefore wish to consult your tax advisor to determine the additional value, if any, actually realized by you in your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                          COMMISSION FILE NO. 33-3353C

                          PARKER & PARSLEY 86-C, LTD.
             (Exact name of Registrant as specified in its charter)

                    TEXAS                                        75-2142283
       (State or other jurisdiction of                        (I.R.S. Employer
       incorporation or organization)                      Identification Number)

  303 WEST WALL, SUITE 101, MIDLAND, TEXAS                          79701
  (Address of principal executive offices)                       (Zip code)

      Registrant's Telephone Number, including area code : (915) 683-4768

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          PARKER & PARSLEY 86-C, LTD.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS
     Balance Sheets as of June 30, 1999 and December 31,
      1998..................................................     3
     Statements of Operations for the three and six months
      ended June 30, 1999 and 1998..........................     4
     Statement of Partners' Capital for the six months ended
      June 30, 1999.........................................     5
     Statements of Cash Flows for the six months ended June
      30, 1999 and 1998.....................................     6
     Notes to Financial Statements..........................     7

ITEM 2.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
       CONDITION AND RESULTS OF OPERATIONS..................     8

PART II. OTHER INFORMATION

ITEM 6.EXHIBITS AND REPORTS ON FORM 8-K.....................    11
     27.1 Financial Data Schedule
     Signatures.............................................    12

                         PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                          PARKER & PARSLEY 86-C, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                     ASSETS

                                                                JUNE 30,     DECEMBER 31,
                                                                  1999           1998
                                                              ------------   ------------
                                                              (UNAUDITED)
Current assets:
  Cash......................................................  $    138,310   $    126,623
  Accounts receivable -- oil and gas sales..................       142,220        112,233
                                                              ------------   ------------
          Total current assets..............................       280,530        238,856
                                                              ------------   ------------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    14,568,207     14,568,090
Accumulated depletion.......................................   (12,861,662)   (12,735,835)
                                                              ------------   ------------
          Net oil and gas properties........................     1,706,545      1,832,255
                                                              ------------   ------------
                                                              $  1,987,075   $  2,071,111
                                                              ============   ============

                            LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $     41,234   $     18,095
Partners' capital:
  Managing general partner..................................        18,151         19,222
  Limited partners (19,317 interests).......................     1,927,690      2,033,794
                                                              ------------   ------------
                                                                 1,945,841      2,053,016
                                                              ------------   ------------
                                                              $  1,987,075   $  2,071,111
                                                              ============   ============

    The financial information included as of June 30, 1999 been prepared by management
                without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 86-C, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                   THREE MONTHS ENDED       SIX MONTHS ENDED
                                                        JUNE 30,                JUNE 30,
                                                   -------------------     -------------------
                                                     1999       1998         1999       1998
                                                   --------   --------     --------   --------
Revenues:
  Oil and gas....................................  $244,884   $262,816     $435,922   $532,019
  Interest.......................................     1,645      2,249        3,075      5,044
  Gain on disposition of assets..................        --        285           --        356
                                                   --------   --------     --------   --------
                                                    246,529    265,350      438,997    537,419
                                                   --------   --------     --------   --------
Costs and expenses:
  Oil and gas production.........................   162,895    195,142      344,743    383,272
  General and administrative.....................     7,347      7,885       13,078     15,961
  Depletion......................................    35,027     66,558      125,827    128,628
  Abandoned property.............................        --        115           --        650
                                                   --------   --------     --------   --------
                                                    205,269    269,700      483,648    528,511
                                                   --------   --------     --------   --------
Net income (loss)................................  $ 41,260   $ (4,350)    $(44,651)  $  8,908
                                                   ========   ========     ========   ========
Allocation of net income (loss):
  Managing general partner.......................  $    413   $    (44)    $   (446)  $     89
                                                   ========   ========     ========   ========
  Limited partners...............................  $ 40,847   $ (4,306)    $(44,205)  $  8,819
                                                   ========   ========     ========   ========
Net income (loss) per limited partnership
  interest.......................................  $   2.11   $   (.22)    $  (2.29)  $    .46
                                                   ========   ========     ========   ========
Distributions per limited partnership interest...  $   2.38   $   3.45     $   3.20   $  11.53
                                                   ========   ========     ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 86-C, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         STATEMENT OF PARTNERS' CAPITAL
                                  (UNAUDITED)

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Balance at January 1, 1999.................................  $19,222    $2,033,794   $2,053,016
  Distributions............................................     (625)      (61,899)     (62,524)
  Net loss.................................................     (446)      (44,205)     (44,651)
                                                             -------    ----------   ----------
Balance at June 30, 1999...................................  $18,151    $1,927,690   $1,945,841
                                                             =======    ==========   ==========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 86-C, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                    JUNE 30,
                                                              --------------------
                                                                1999       1998
                                                              --------   ---------
Cash flows from operating activities:
  Net income (loss).........................................  $(44,651)  $   8,908
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Depletion..............................................   125,827     128,628
     Gain on disposition of assets..........................        --        (356)
  Changes in assets and liabilities:
     Accounts receivable....................................   (29,987)     67,115
     Accounts payable.......................................    23,139      (8,216)
                                                              --------   ---------
          Net cash provided by operating activities.........    74,328     196,079
                                                              --------   ---------
Cash flows from investing activities:
  Additions to oil and gas properties.......................      (854)     (7,498)
  Proceeds from asset dispositions..........................       737         356
                                                              --------   ---------
          Net cash used in investing activities.............      (117)     (7,142)
                                                              --------   ---------
Cash flows used in financing activities:
  Cash distributions to partners............................   (62,524)   (225,058)
                                                              --------   ---------
Net increase (decrease) in cash.............................    11,687     (36,121)
Cash at beginning of period.................................   126,623     163,568
                                                              --------   ---------
Cash at end of period.......................................  $138,310   $ 127,447
                                                              ========   =========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 86-C, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 86-C, Ltd. (the "Partnership") is a limited partnership organized in 1986 under the laws of the State of Texas.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. BASIS OF PRESENTATION

     In the opinion of management, the unaudited financial statements of the Partnership as of June 30, 1999 and for the three and six months ended June 30, 1999 and 1998 include all adjustments and accruals consisting only of normal recurring accrual adjustments which are necessary for a fair presentation of the results for the interim period. These interim results of operations are not necessarily indicative of results for a full year.

     Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in this Form 10-Q pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements should be read in conjunction with the financial statements and the notes thereto contained in the Partnership's Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, a copy of which is available upon request by writing to Rich Dealy, Vice President and Chief Accounting Officer, 5205 North O'Connor Boulevard, 1400 Williams Square West, Irving, Texas 75039-3746.

ITEM 2.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS(1)

RESULTS OF OPERATIONS

  Six months ended June 30, 1999 compared with six months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues decreased 18% to $435,922 from $532,019 for the six months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from lower average prices received and a decrease in production. For the six months ended June 30, 1999, 19,850 barrels of oil, 13,581 barrels of natural gas liquids ("NGLs") and 56,238 mcf of gas were sold, or 42,804 barrel of oil equivalents ("BOEs"). For the six months ended June 30, 1998, 23,063 barrels of oil, 14,918 barrels of NGLs and 65,777 mcf of gas were sold, or 48,944 BOEs.

     The average price received per barrel of oil decreased 7% from $14.17 for the six months ended June 30, 1998 to $13.24 for the same period in 1999. The average price received per barrel of NGLs decreased from $7.05 during the six months ended June 30, 1998 to $6.93 for the same period in 1999. The average price received per mcf of gas decreased 8% from $1.52 during the six months ended June 30, 1998 to $1.40 in 1999. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received during the six months ended June 30, 1999.

     The volatility of commodity prices has had, and continues to have, a significant impact on the Partnership's revenues and operating cash flow and could result in additional decreases to the carrying value of the Partnership's oil and gas properties.

     Gain on disposition of assets of $356 was received during the six months ended June 30, 1998 from the disposal of oil and gas equipment on fully depleted wells.

     Costs and Expenses:

     Total costs and expenses decreased to $483,648 for the six months ended June 30, 1999 as compared to $528,511 for the same period in 1998, a decrease of $44,863, or 8%. This decrease was due to declines in production costs, general and administrative expenses ("G&A"), depletion and abandoned property costs.

     Production costs were $344,743 for the six months ended June 30, 1999 and $383,272 for the same period in 1998 resulting in a $38,529 decrease, or 10%. This decrease was due to declines in well maintenance costs and production taxes.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 18% from $15,961 for the six months ended June 30, 1998 to $13,078 for the same period in 1999.

     Depletion was $125,827 for the six months ended June 30, 1999 compared to $128,628 for the same period in 1998, a decline of $2,801. This decrease was primarily due to a reduction in oil production of 3,213 barrels for the six months ended June 30, 1999 compared to the same period in 1998, an increase in proved reserves during the period ended June 30, 1999 due to the higher commodity prices and a reduction in the Partnership's net depletable basis from charges taken in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121") during the fourth quarter of 1998.

     Abandoned property costs incurred during the six months ended June 30, 1998 totaled $650. These costs were in association with the plugging and abandonment of one uneconomical well.

  Three months ended June 30, 1999 compared with three months ended June 30,
  1998

     Revenues:

     The Partnership's oil and gas revenues decreased 7% to $244,884 from $262,816 for the three months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from declines in production, offset by higher average prices received. For the three months ended June 30, 1999, 9,402 barrels of oil, 7,313 barrels of NGLs and 27,119 mcf of gas were sold, or 21,235 BOEs. For the three months ended June 30, 1998, 11,711 barrels of oil, 7,790 barrels of NGLs and 32,461 mcf of gas were sold, or 24,911 BOEs.

     The average price received per barrel of oil increased $1.52, or 11%, from $13.47 for the three months ended June 30, 1998 to $14.99 for the same period in 1999. The average price received per barrel of NGLs increased $1.09, or 15%, from $7.24 during the three months ended June 30, 1998 to $8.33 for the same period in 1999. The average price received per mcf of gas increased 6% from $1.50 during the three months ended June 30, 1998 to $1.59 in 1999.

     Gain on disposition of assets of $285 was received during the three months ended June 30, 1998 from the disposal of oil and gas equipment on fully depleted wells.

     Costs and Expenses:

     Total costs and expenses decreased to $205,269 for the three months ended June 30, 1999 as compared to $269,700 for the same period in 1998, a decrease of $64,431, or 24%. This decrease was due to declines in production costs, depletion, G&A and abandoned property costs.

     Production costs were $162,895 for the three months ended June 30, 1999 and $195,142 for the same period in 1998 resulting in a $32,247 decrease, or 17%. This decrease was due to declines in well maintenance costs and production taxes, offset by an increase in ad valorem taxes.

     During this period, G&A decreased, in aggregate, 7% from $7,885 for the three months ended June 30, 1998 to $7,347 for the same period in 1999.

     Depletion was $35,027 for the three months ended June 30, 1999 compared to $66,558 for the same period in 1998. This represented a decrease in depletion of $31,531, or 47%. This decrease was primarily attributable to an increase in proved reserves during the period ended June 30, 1999 as a result of higher commodity prices, a reduction in oil production of 2,308 barrels for the three months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1998.

     Abandoned property costs during the three months ended June 30, 1998 totaled $115. These costs were incurred in association with the plugging and abandonment of one uneconomical well.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $121,751 during the six months ended June 30, 1999 from the same period ended June 30, 1998. This decrease was primarily due to declines in oil and gas receipts, offset by declines in G&A expenses and production costs paid.

  Net Cash Used in Investing Activities

     The Partnership's investing activities during the six months ended June 30, 1999 and 1998 were related to expenditures for equipment replacement on various oil and gas properties.

     Proceeds from asset dispositions of $737 were received during the six months ended June 30, 1999 from equipment credits received on active properties. Proceeds of $356 were received during the same period in 1998 from the sale of oil and gas equipment on fully depleted wells.

  Net Cash Used in Financing Activities

     Cash was sufficient for the six months ended June 30, 1999 to cover distributions to the partners of $62,524 of which $625 was distributed to the managing general partner and $61,899 to the limited partners. For the same period ended June 30, 1998, cash was sufficient for distributions to the partners of $225,058 of which $2,251 was distributed to the managing general partner and $222,807 to the limited partners.

     From the third quarter of 1997 through the first quarter of 1999, there was a declining trend in oil and gas levels. During the first quarter of 1999, the Organization of Petroleum Exporting Countries and certain other crude oil exporting nations announced reductions in their planned export volumes. These announcements, together with early indications that the nations have initiated their planned reductions, have had some stabilizing effect on commodity prices during the latter part of the first quarter of 1999 and into August 1999. However, no assurances can be given that the stabilizing effect of these actions, or the planned reductions in export volumes, will be sustained for an extended period of time.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright, or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     As of June 30, 1999, the managing general partner estimates that the assessment phase is approximately 99% complete and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     Through June 30, 1999, the managing general partner had distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 52% of the inquiries.

     The remedial phase of the managing general partner's Year 2000 project is in varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of June 30, 1999, the managing general partner estimates that the remedial phase is approximately 83% complete, on a worldwide basis, subject to continuing evaluations of the responses to third party inquiries and to the testing phase results. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and has completed the testing of the system for Year 2000 compliance. The remediation of non-information technology is expected to be completed by October 1999. The managing general partner's Year 2000 remedial actions have not delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of information technology systems by October 1999. The testing of the non-information technology remediation is scheduled to be completed by the end of November 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. As of June 30, 1999, the managing general partner's total costs incurred on the Year 2000 problem were $2.3 million, of which approximately $200 thousand were incurred to replace non-compliant systems.

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the business continuity and contingency planning phase of the managing general partner's Year 2000 project, contingency plans were designed to mitigate the exposures to mission critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.
---------------

(1) "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements.

                           PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

  (a) Exhibits

     27.1 Financial Data Schedule

  (b) Reports on Form 8-K -- none

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARKER & PARSLEY 86-C, LTD.

                                            By: Pioneer Natural Resources USA,
                                                Inc.
                                                Managing General Partner

                                            By:       /s/ RICH DEALY
                                              ----------------------------------
                                                Rich Dealy, Vice President and
                                                   Chief Accounting Officer

Dated: August 6, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-K
                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                          COMMISSION FILE NO. 33-3353C

                          PARKER & PARSLEY 86-C, LTD.
             (Exact name of Registrant as specified in its charter)

                TEXAS                                75-2142283
   (State or other jurisdiction of                (I.R.S. Employer
    incorporation or organization)             Identification Number)

  303 WEST WALL, SUITE 101, MIDLAND,
                TEXAS
   (Address of principal executive                     79701
               offices)                              (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

        Securities registered pursuant to Section 12(b) of the Act: NONE

          Securities registered pursuant to Section 12(g) of the Act:
                LIMITED PARTNERSHIP INTERESTS ($1,000 PER UNIT)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

     No market currently exists for the limited partnership interests of the Registrant. Based on original purchase price the aggregate market value of limited partnership interests owned by non-affiliates of the Registrant is $19,257,000.

     As of March 8, 1999, the number of outstanding limited partnership interests was 19,317.

     The following documents are incorporated by reference into the indicated parts of this Annual Report on Form 10-K: NONE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Parts I and II of this Report contain forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements. See "Item 1. Business" for a description of various factors that could materially affect the ability of the Partnership to achieve the anticipated results described in the forward looking statements.

                                     PART I

ITEM 1. BUSINESS

     Parker & Parsley 86-C, Ltd. (the "Partnership") is a limited partnership organized in 1986 under the laws of the State of Texas. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger. For a more complete description of the Parker & Parsley and Mesa merger, see Pioneer's Registration Statement on Form S-4 as filed with the Securities & Exchange Commission.

     A Registration Statement, as amended, filed pursuant to the Securities Act of 1933, registering limited partnership interests aggregating $50,000,000 in a series of Texas limited partnerships formed under the Parker & Parsley 86 Development Drilling Program, was declared effective by the Securities and Exchange Commission on April 7, 1986. On December 30, 1986, the offering of limited partnership interests in the Partnership, the third partnership formed under such statement, was closed, with interests aggregating $19,317,000 being sold to 1,466 subscribers.

     The Partnership engages primarily in oil and gas development and production and is not involved in any industry segment other than oil and gas. See "Item 6. Selected Financial Data" and "Item 8. Financial Statements and Supplementary Data" of this report for a summary of the Partnership's revenue, income and identifiable assets.

     The principal markets during 1998 for the oil produced by the Partnership were refineries and oil transmission companies that have facilities near the Partnership's oil producing properties. The principal markets for the Partnership's gas were companies that have pipelines located near the Partnership's gas producing properties. Of the Partnership's total oil and gas revenues for 1998, approximately 50% and 31% were attributable to sales made to Genesis Crude Oil, L.P. and Western Gas Resources, Inc., respectively.

     The Partnership's revenues, profitability, cash flow and future rate of growth are highly dependent on the prevailing prices of oil and gas, which are affected by numerous factors beyond the Partnership's control. Oil and gas prices historically have been very volatile. A substantial or extended decline in the prices of oil or gas could have a material adverse effect on the Partnership's revenues, profitability and cash flow and could, under certain circumstances, result in a reduction in the carrying value of the Partnership's oil and gas properties.

     Because of the demand for oil and gas, the Partnership does not believe that the termination of the sales of its products to any one customer would have a material adverse impact on its operations. The loss of a particular customer for gas may have an effect if that particular customer has the only gas pipeline located in the areas of the Partnership's gas producing properties. The Partnership believes, however, that the effect would be temporary, until alternative arrangements could be made.

     Federal and state regulation of oil and gas operations generally includes the fixing of maximum prices for regulated categories of natural gas, the imposition of maximum allowable production rates, the taxation of income and other items, and the protection of the environment. Although the Partnership believes that its business operations do not impair environmental quality and that its costs of complying with any applicable environmental regulations are not currently significant, the Partnership cannot predict what, if any, effect these environmental regulations may have on its current or future operations.

     The Partnership does not have any employees of its own. Pioneer USA employs 818 persons, many of whom dedicated a part of their time to the conduct of the Partnership's business during the period for which this report is filed. Pioneer USA is responsible for all management functions.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves.

     No material part of the Partnership's business is seasonal and the Partnership conducts no foreign operations.

ITEM 2. PROPERTIES

     The Partnership's properties consist primarily of leasehold interests in properties on which oil and gas wells are located. Such property interests are often subject to landowner royalties, overriding royalties and other oil and gas leasehold interests.

     Fractional working interests in developmental oil and gas prospects located primarily in the Spraberry Trend area of West Texas were acquired by the Partnership, resulting in the Partnership's participation in the drilling of 60 productive oil and gas wells. Four wells were sold and three wells were abandoned due to uneconomical operations. At December 31, 1998, 53 wells were producing.

     For information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996, and changes in such quantities for the years then ended, see Note 7 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" below. Such reserves have been estimated by the engineering staff of Pioneer USA with a review by Williamson Petroleum Consultants, Inc., an independent petroleum consultant.

ITEM 3. LEGAL PROCEEDINGS

     The Partnership from time to time is a party to various legal proceedings incidental to its business involving claims in oil and gas leases or interests, other claims for damages in amounts not in excess of 10% of its current assets and other matters, none of which Pioneer believes to be material to the Partnership.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to a vote of security holders during the fourth quarter of 1998.

                                    PART II

ITEM 5. MARKET FOR PARTNERSHIP'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     At March 8, 1999, the Partnership had 19,317 outstanding limited partnership interests held of record by 1,381 subscribers. There is no established public trading market for the limited partnership interests. Under the limited partnership agreement, Pioneer USA has made certain commitments to purchase partnership interests at a computed value.

     Revenues which, in the sole judgement of the managing general partner, are not required to meet the Partnership's obligations are distributed to the partners at least quarterly in accordance with the limited partnership agreement. During the years ended December 31, 1998 and 1997, distributions of $293,607 and $730,927, respectively, were made to the limited partners.

ITEM 6. SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the years ended December 31:

                                    1998         1997         1996          1995          1994
                                 ----------   ----------   ----------    -----------   ----------
OPERATING RESULTS:
  Oil and gas sales............  $  973,632   $1,484,170   $1,750,717    $ 1,423,091   $1,525,637
                                 ==========   ==========   ==========    ===========   ==========
  Litigation settlement, net...  $       --   $       --   $  704,864    $        --   $       --
                                 ==========   ==========   ==========    ===========   ==========
  Impairment of oil and gas
     properties................  $  277,277   $  895,701   $  132,778    $   877,603   $       --
                                 ==========   ==========   ==========    ===========   ==========
  Net income (loss)............  $ (423,942)  $ (577,071)  $1,142,509    $(1,054,048)  $   (8,694)
                                 ==========   ==========   ==========    ===========   ==========
  Allocation of net income
     (loss):
     Managing general
       partner.................  $   (4,240)  $   (5,770)  $   11,425    $   (10,540)  $      (87)
                                 ==========   ==========   ==========    ===========   ==========
     Limited partners..........  $ (419,702)  $ (571,301)  $1,131,084    $(1,043,508)  $   (8,607)
                                 ==========   ==========   ==========    ===========   ==========
  Limited partners' net income
     (loss) per limited
     partnership interest......  $   (21.73)  $   (29.58)  $    58.55    $    (54.02)  $     (.45)
                                 ==========   ==========   ==========    ===========   ==========
  Limited partners' cash
     distributions per limited
     partnership interest......  $    15.20   $    37.84   $    69.40(a) $     30.80   $    35.84
                                 ==========   ==========   ==========    ===========   ==========
AT YEAR END:
  Total assets.................  $2,071,111   $2,820,637   $4,193,447    $ 4,413,551   $6,049,557
                                 ==========   ==========   ==========    ===========   ==========

---------------

(a) Including litigation settlement per limited partnership interest of $36.12 in 1996.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  1998 compared to 1997

     The Partnership's 1998 oil and gas revenues decreased 34% to $973,632 from $1,484,170 in 1997. The decrease in revenues resulted from lower average prices received. In 1998, 44,016 barrels of oil, 30,658 barrels of natural gas liquids ("NGLs") and 129,149 mcf of gas were sold, or 96,199 barrel of oil equivalents ("BOEs"). In 1997, 47,796 barrels of oil, 13,247 barrels of NGLs and 184,965 mcf of gas were sold, or 91,871 BOEs. Due to the decline characteristics of the Partnership's oil and gas properties, management expects a certain amount of decline in production in the future until the Partnership's economically recoverable reserves are fully depleted.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. Effective September 30, 1997, as a result of the merger with Mesa, the managing general partner accounts for processed natural gas production in two components: natural gas liquids and dry residue gas. As a result of the change in the managing general partner's policy, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, separate product volumes will not be comparable for periods prior to September 30, 1997. Also, prices for gas products will not be comparable as the price per mcf for natural gas for the year ended December 31, 1998 is the price received for dry residue gas and the price per mcf for natural gas produced prior to October 1997 was presented as a price for wet gas (i.e., natural gas liquids combined with dry residue gas).

     The average price received per barrel of oil decreased $6.17, or 32%, from $19.43 in 1997 to $13.26 in 1998. The average price per barrel of NGL's decreased $3.76, or 37%, from $10.22 in 1997 to $6.46 in 1998. The average price received per mcf of gas decreased 34% from $2.27 in 1997 to $1.49 in 1998. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1998.

     A gain on disposition of assets of $20,511 was recognized during 1997. The gain was received from the disposal of equipment on one fully depleted well.

     Total costs and expenses decreased in 1998 to $1,406,971 as compared to $2,094,098 in 1997, a decrease of $687,127, or 33%. The decrease was due to declines in the impairment of oil and gas properties, depletion, production costs, abandoned property costs and general and administrative ("G&A") expenses.

     Production costs were $737,587 in 1998 and $767,140 in 1997, resulting in a $29,553 decrease, or 4%. The decrease was due to a decline in production taxes due to decreased oil and gas revenues.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 38% from $46,992 in 1997 to $29,209 in 1998. The Partnership paid the managing general partner $21,776 in 1998 and $38,761 in 1997 for G&A incurred on behalf of the Partnership. The Partnership agreement limits allocated G&A to 3% of gross oil and gas revenues. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the managing general partner reviews the Partnership's oil and gas properties for impairment whenever events or circumstances indicate a decline in the recoverability of the carrying value of the Partnership's assets may have occurred. Declining commodity prices prompted impairment reviews in 1998 and 1997. As a result of the review and evaluation of its long-lived assets for impairment, the Partnership recognized non-cash charges of $277,277 and $895,701 related to its oil and gas properties during 1998 and 1997, respectively.

     Depletion was $362,898 in 1998 compared to $371,531 in 1997. This represented a decrease of $8,633, or 2%. This decrease was the result of a combination of factors that included reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1997 and a reduction in oil production of 3,780 barrels for the period ended December 31, 1998 compared to the same period in 1997, offset by a decline in proved reserves during 1998 due to the lower commodity prices.

     Abandoned property costs of $12,734 incurred during 1997. These costs were attributable to the plugging and abandonment of one uneconomical well in 1997.

  1997 compared to 1996

     The Partnership's 1997 oil and gas revenues decreased 15% to $1,484,170 from $1,750,717 in 1996. The decrease in revenues resulted from declines in production and lower average prices received. In 1997, 47,796 barrels of oil, 13,247 barrels of NGLs and 184,965 mcf of gas were sold, or 91,871 BOEs. In 1996, 52,839 barrels of oil and 246,386 mcf of gas were sold, or 93,903 BOEs.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. As is described above in "Results of Operations -- 1998 compared to 1997", the Partnership changed its method of accounting for processed natural gas to a dry gas basis in the fourth quarter of 1997. As a result of this change, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, 1997 and 1996 separate product volumes are not comparable.

     The declines in production volumes were primarily attributable to the decline characteristics of the Partnership's oil and gas properties.

     The average price received per barrel of oil decreased $2.33, or 11% from $21.76 in 1996 to $19.43 in 1997. The average price per barrel of NGL's during 1997 was $10.22. The average price received per mcf of gas decreased 7% from $2.44 in 1996 to $2.27 in 1997.

     Gains on disposition of assets of $20,511 and $58,479 were recognized during 1997 and 1996, respectively. The gains were comprised of $20,511 and $28,740 received from the disposal of equipment on two fully depleted wells during 1997 and 1996, respectively. The additional gain in 1996 of $29,739 resulted from the sale of four oil and gas wells and four saltwater disposal wells, attributable to proceeds of $31,623 received from the sale, less the write-off of remaining capitalized well costs of $1,884 during 1996.

     On April 29, 1996, Southmark Corporation, Pioneer USA and the Partnership entered into a final $7.4 million settlement agreement with Jack N. Price resolving all outstanding litigation between the parties. As a result, all of the pending lawsuits and judgments have been dismissed, the supersedeas bond released, and the Reserve released as collateral. On June 28, 1996, a final distribution was made to the working interest owners of $704,864 of which included $697,816, or $36.12 per limited partnership interest, to the Partnership and its partners.

     Total costs and expenses increased in 1997 to $2,094,098 as compared to $1,380,816 in 1996, an increase of $713,282, or 52%. The increase was due to the impairment of oil and gas properties and an increase in depletion, offset by decreases in production costs, abandoned property costs and G&A expenses.

     Production costs were $767,140 in 1997 and $815,378 in 1996, resulting in a $48,238 decrease, or 6%. The decrease was due to a reduction in workover costs, production taxes and well maintenance costs.

     During this period, G&A decreased, in aggregate, 11% from $52,521 in 1996 to $46,992 in 1997. The Partnership paid the managing general partner $38,761 in 1997 and $45,387 in 1996 for G&A incurred on behalf of the Partnership.

     The Partnership recognized non-cash SFAS 121 impairment provisions of $895,701 and $132,778 related to its oil and gas properties during the fourth quarters of 1997 and 1996, respectively.

     Depletion was $371,531 in 1997 compared to $352,216 in 1996. This represented an increase of $19,315, or 5%. This increase was primarily attributable to a decrease in oil reserves during 1997 as a result of lower commodity prices, offset by a decline in oil production of 5,043 barrels in 1997 compared to 1996.

     Abandoned property costs of $12,734 and $27,923 were incurred during 1997 and 1996, respectively. These costs were attributable to the plugging and abandonment of one uneconomical well in 1997 and two wells in 1996.

IMPACT OF INFLATION AND CHANGING PRICES ON SALES AND NET INCOME

     Inflation impacts the fixed overhead rate charges of the lease operating expenses for the Partnership. During 1998, the annual change in the index of average weekly earnings of crude petroleum and gas production workers issued by the U.S. Department of Labor, Bureau of Labor Statistics increased (effective April 1, 1998) 10.3%. The 1997 annual change in average weekly earnings increased by 2%. The 1996 index increased 4.1%. The impact of inflation for other lease operating expenses is small due to the current economic condition of the oil industry.

     The oil and gas industry experienced volatility during the past decade because of the fluctuation of the supply of most fossil fuels relative to the demand for such products and other uncertainties in the world energy markets causing significant fluctuations in oil and gas prices. During 1998, the price per barrel for oil production similar to the Partnership's ranged from approximately $9.50 to $15.50. During most of 1997 and 1996, the Partnership benefitted from higher oil prices as compared to previous years. However, during the fourth quarter of 1997, oil prices began a downward trend that has continued into March 1999. On March 8, 1999, the market price for West Texas intermediate crude was $11.00 per barrel. A continuation of the current commodity price environment will continue to have an adverse effect on the Partnership's revenues, operating cash flow and distributions and could result in additional decreases in the carrying value of the Partnership's oil and gas properties.

     Prices for natural gas are subject to ordinary seasonal fluctuations, and this volatility of natural gas prices may result in production being curtailed and, in some cases, wells being completely shut-in.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $396,336 during the year ended December 31, 1998 from the year ended December 31, 1997. The decrease was primarily attributable to a decline in oil and gas sales receipts, offset by a decrease in production costs paid.

  Net Cash Provided by (Used in) Investing Activities

     The Partnership's investing activities during 1998 was related to expenditures for oil and gas equipment replacement on active properties.

     Proceeds from asset dispositions of $626 were recognized during 1998 from equipment credits received on active properties. During 1997, proceeds of $21,563 were received consisting of salvage income on equipment disposals of $20,511 resulting from the sale of two fully depleted wells during 1997 and $1,052 was received from the sale of equipment on active properties.

  Net Cash Used in Financing Activities

     Cash was sufficient in 1998 for distributions to the partners of $296,573 of which $2,966 was distributed to the managing general partner and $293,607 to the limited partners. In 1997, cash was sufficient for distributions to the partners of $738,310 of which $7,383 was distributed to the managing general partner and $730,927 to the limited partners.

     The current commodity price environment will continue to impact the distributions and could result in limited or no distributions to the partners.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the

Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     The assessment phase of the managing general partner's Year 2000 project is at varying stages of completion as it pertains to information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the assessment phase is approximately 86% complete, on a worldwide basis, and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     The managing general partner expects to complete the assessment phase of its Year 2000 project by the end of the first quarter of 1999 but is being delayed by limited responses received on inquiries made of third party businesses. To date, the managing general partner has distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 37% of those inquiries.

     The remedial phase of the managing general partner's Year 2000 project is also at varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the remedial phase is approximately 54% complete, on a worldwide basis, subject to the continuing results of the third party inquiry assessments and the testing phase. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and is currently testing this system for Year 2000 compliance. The remediation of non-information technology is expected to be completed during July 1999. The managing general partner's Year 2000 remedial actions have not significantly delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of the Artesia system upgrades by March 1999 and all other information technology systems and non-information technology remediation by the end of the third quarter of 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. The managing general partner intends to use its working capital to pay for the costs of the Year 2000 projects. As of December 31, 1998, the managing general partner's total costs incurred on the Year 2000 problem were $1.8 million, of which $200 thousand were incurred to replace non-compliant systems. The managing general partner will allocate a portion of the costs of the Year 2000 programming charges to the Partnership in accordance with the general and administration allocation. (See Note 2 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".)

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the assessment phase of the managing general partner's Year 2000 project, contingency plans are being designed to mitigate the exposures to mission-critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

                                                               PAGE
                                                               ----
Financial Statements of Parker & Parsley 86-C, Ltd:
  Independent Auditors' Report -- Ernst & Young LLP.........    10
  Independent Auditors' Report -- KPMG LLP..................    11
  Balance Sheets as of December 31, 1998 and 1997...........    12
  Statements of Operations for the Years Ended December 31,
     1998, 1997 and 1996....................................    13
  Statements of Partners' Capital for the Years Ended
     December 31, 1998, 1997 and 1996.......................    14
  Statements of Cash Flows for the Years Ended December 31,
     1998, 1997 and 1996....................................    15
  Notes to Financial Statements.............................    16

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 86-C, Ltd.
(A Texas Limited Partnership):

     We have audited the balance sheet of Parker & Parsley 86-C, Ltd. as of December 31, 1998, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 86-C, Ltd. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

Dallas, Texas
March 15, 1999

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 86-C, Ltd.
(A Texas Limited Partnership):

     We have audited the financial statements of Parker & Parsley 86-C, Ltd. as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 86-C, Ltd. as of December 31, 1997, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Midland, Texas
March 20, 1998

                          PARKER & PARSLEY 86-C, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                  DECEMBER 31

                                     ASSETS

                                                                  1998           1997
                                                              ------------   ------------
Current assets:
  Cash......................................................  $    126,623   $    163,568
  Accounts receivable -- oil and gas sales..................       112,233        203,783
                                                              ------------   ------------
          Total current assets..............................       238,856        367,351
                                                              ------------   ------------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    14,568,090     14,548,946
Accumulated depletion.......................................   (12,735,835)   (12,095,660)
                                                              ------------   ------------
          Net oil and gas properties........................     1,832,255      2,453,286
                                                              ------------   ------------
                                                              $  2,071,111   $  2,820,637
                                                              ============   ============

                            LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $     18,095   $     47,106
Partners' capital:
  Managing general partner..................................        19,222         26,428
  Limited partners (19,317 interests).......................     2,033,794      2,747,103
                                                              ------------   ------------
                                                                 2,053,016      2,773,531
                                                              ------------   ------------
                                                              $  2,071,111   $  2,820,637
                                                              ============   ============

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 86-C, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998         1997         1996
                                                           ----------   ----------   ----------
Revenues:
  Oil and gas............................................  $  973,632   $1,484,170   $1,750,717
  Interest...............................................       9,397       12,346        9,265
  Gain on disposition of assets..........................          --       20,511       58,479
  Litigation settlement..................................          --           --      704,864
                                                           ----------   ----------   ----------
                                                              983,029    1,517,027    2,523,325
                                                           ----------   ----------   ----------
Costs and expenses:
  Oil and gas production.................................     737,587      767,140      815,378
  General and administrative.............................      29,209       46,992       52,521
  Impairment of oil and gas properties...................     277,277      895,701      132,778
  Depletion..............................................     362,898      371,531      352,216
  Abandoned property.....................................          --       12,734       27,923
                                                           ----------   ----------   ----------
                                                            1,406,971    2,094,098    1,380,816
                                                           ----------   ----------   ----------
Net income (loss)........................................  $ (423,942)  $ (577,071)  $1,142,509
                                                           ==========   ==========   ==========
Allocation of net income (loss):
  Managing general partner...............................  $   (4,240)  $   (5,770)  $   11,425
                                                           ==========   ==========   ==========
  Limited partners.......................................  $ (419,702)  $ (571,301)  $1,131,084
                                                           ==========   ==========   ==========
Net income (loss) per limited partnership interest.......  $   (21.73)  $   (29.58)  $    58.55
                                                           ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 86-C, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                        STATEMENTS OF PARTNERS' CAPITAL

                                                          MANAGING
                                                          GENERAL      LIMITED
                                                          PARTNER     PARTNERS        TOTAL
                                                          --------   -----------   -----------
Partners' capital at January 1, 1996....................  $ 41,697   $ 4,258,769   $ 4,300,466
  Distributions.........................................   (13,541)   (1,340,522)   (1,354,063)
  Net income............................................    11,425     1,131,084     1,142,509
                                                          --------   -----------   -----------
Partners' capital at December 31, 1996..................    39,581     4,049,331     4,088,912
  Distributions.........................................    (7,383)     (730,927)     (738,310)
  Net loss..............................................    (5,770)     (571,301)     (577,071)
                                                          --------   -----------   -----------
Partners' capital at December 31, 1997..................    26,428     2,747,103     2,773,531
  Distributions.........................................    (2,966)     (293,607)     (296,573)
  Net loss..............................................    (4,240)     (419,702)     (423,942)
                                                          --------   -----------   -----------
Partners' capital at December 31, 1998..................  $ 19,222   $ 2,033,794   $ 2,053,016
                                                          ========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 86-C, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31

                                                             1998        1997         1996
                                                           ---------   ---------   -----------
Cash flows from operating activities:
  Net income (loss)......................................  $(423,942)  $(577,071)  $ 1,142,509
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Impairment of oil and gas properties................    277,277     895,701       132,778
     Depletion...........................................    362,898     371,531       352,216
     Gain on disposition of assets.......................         --     (20,511)      (58,479)
  Changes in assets and liabilities:
     Accounts receivable.................................     91,550      61,472      (114,204)
     Accounts payable....................................    (29,011)    (56,014)      (10,548)
                                                           ---------   ---------   -----------
          Net cash provided by operating activities......    278,772     675,108     1,444,272
                                                           ---------   ---------   -----------
Cash flows from investing activities:
  Additions to oil and gas properties....................    (19,770)         --       (19,161)
  Proceeds from asset dispositions.......................        626      21,563        60,363
                                                           ---------   ---------   -----------
          Net cash provided by (used in) investing
            activities...................................    (19,144)     21,563        41,202
                                                           ---------   ---------   -----------
Cash flows from financing activities:
  Cash distributions to partners.........................   (296,573)   (738,310)   (1,354,063)
                                                           ---------   ---------   -----------
Net increase (decrease) in cash..........................    (36,945)    (41,639)      131,411
Cash at beginning of year................................    163,568     205,207        73,796
                                                           ---------   ---------   -----------
Cash at end of year......................................  $ 126,623   $ 163,568   $   205,207
                                                           =========   =========   ===========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 86-C, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 86-C, Ltd. (the "Partnership") is a limited partnership organized in 1986 under the laws of the State of Texas. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Oil and gas properties -- The Partnership utilizes the successful efforts method of accounting for its oil and gas properties and equipment. Under this method, all costs associated with productive wells and nonproductive development wells are capitalized while nonproductive exploration costs are expensed. Capitalized costs relating to proved properties are depleted using the unit-of-production method on a property-by-property basis based on proved oil (dominant mineral) reserves as determined by the engineering staff of Pioneer Natural Resources USA, Inc. ("Pioneer USA"), the Partnership's managing general partner, and reviewed by independent petroleum consultants. The carrying amounts of properties sold or otherwise disposed of and the related allowances for depletion are eliminated from the accounts and any gain or loss is included in operations.

     Impairment of long-lived assets -- In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the Partnership reviews its long-lived assets to be held and used on an individual property basis, including oil and gas properties accounted for under the successful efforts method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows is less than the carrying amount of the assets. In this circumstance, the Partnership recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

     Use of estimates in the preparation of financial statements -- Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Net income (loss) per limited partnership interest -- The net income (loss) per limited partnership interest is calculated by using the number of outstanding limited partnership interests.

     Income taxes -- A Federal income tax provision has not been included in the financial statements as the income of the Partnership is included in the individual Federal income tax returns of the respective partners.

                          PARKER & PARSLEY 86-C, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Statements of cash flows -- For purposes of reporting cash flows, cash includes depository accounts held by banks.

     General and administrative expenses -- General and administrative expenses are allocated in part to the Partnership by the managing general partner or its affiliates. Such allocated expenses are determined by the managing general partner based upon its judgment of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     Reclassifications -- Certain reclassifications may have been made to the 1997 and 1996 financial statements to conform to the 1998 financial statement presentation.

     Environmental -- The Partnership is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Partnership to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of cash payments for the liability or component are fixed or reliably determinable. No such liabilities have been accrued as of December 31, 1998.

     Revenue recognition -- The Partnership uses the entitlements method of accounting for crude oil and natural gas revenues.

     Reporting comprehensive income -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") establishes standards for the reporting and display of comprehensive income (loss) and its components in a full set of general purpose financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Partnership has no items of other comprehensive income (loss), as defined by SFAS No. 130. Consequently, the provisions of SFAS No. 130 do not apply to the Partnership.

NOTE 3. IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS 121, the Partnership reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of the carrying value of the Partnership's oil and gas properties. Based upon a decline in the Partnership's outlook for future commodity prices, the Partnership has estimated the expected future cash flows of its oil and gas properties as of December 31, 1998, 1997 and 1996, and compared such estimated future cash flows to the respective carrying amount of the oil and gas properties to determine if the carrying amounts were likely to be recoverable. For those proved oil and gas properties for which the carrying amount exceeded the estimated future cash flows, an impairment was determined to exist; therefore, the Partnership adjusted the carrying amount of those oil and gas properties to their fair value as determined by discounting their expected future cash flows at a discount rate commensurate with the risks involved in the industry. As a result, the Partnership recognized non-cash impairment provisions of $277,277, $895,701 and $132,778 related to its proved oil and gas properties during 1998, 1997 and 1996, respectively.

                          PARKER & PARSLEY 86-C, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. INCOME TAXES

     The financial statement basis of the Partnership's net assets and liabilities was $197,092 less than the tax basis at December 31, 1998.

     The following is a reconciliation of net income (loss) per statements of operations with the net income per Federal income tax returns for the years ended December 31:

                                                      1998        1997         1996
                                                    ---------   ---------   ----------
Net income (loss) per statements of operations....  $(423,942)  $(577,071)  $1,142,509
Depletion and depreciation provisions for tax
  reporting purposes less than amounts for
  financial reporting purposes....................    348,153     359,055      343,527
Impairment of oil and gas properties for financial
  reporting purposes..............................    277,277     895,701      132,778
Salvage income....................................        431      46,884           --
  Other...........................................      4,014     (24,448)        (833)
                                                    ---------   ---------   ----------
          Net income per Federal income tax
            returns...............................  $ 205,933   $ 700,121   $1,617,981
                                                    =========   =========   ==========

NOTE 5. OIL AND GAS PRODUCING ACTIVITIES

     The following is a summary of the costs incurred, whether capitalized or expensed, related to the Partnership's oil and gas producing activities for the years ended December 31:

                                                          1998       1997      1996
                                                         -------   --------   -------
Development costs......................................  $19,770   $(10,244)  $20,343
                                                         =======   ========   =======

     Capitalized oil and gas properties consist of the following:

                                                               1998           1997
                                                           ------------   ------------
Proved properties:
  Property acquisition costs.............................  $    645,990   $    645,990
  Completed wells and equipment..........................    13,922,100     13,902,956
                                                           ------------   ------------
                                                             14,568,090     14,548,946
Accumulated depletion....................................   (12,735,835)   (12,095,660)
                                                           ------------   ------------
     Net capitalized costs...............................  $  1,832,255   $  2,453,286
                                                           ============   ============

NOTE 6. RELATED PARTY TRANSACTIONS

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $348,965   $331,252   $332,708
Reimbursement of general and administrative
  expenses...........................................  $ 21,776   $ 38,761   $ 45,387

                          PARKER & PARSLEY 86-C, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. In addition, Pioneer USA and the Partnership are parties to the Program agreement.

     The costs and revenues of the Program are allocated to Pioneer USA and the Partnership as follows:

                                                             PIONEER USA(1)   PARTNERSHIP
                                                             --------------   -----------
Revenues:
  Proceeds from disposition of depreciable properties......      9.09091%       90.90909%
  All other revenues.......................................    24.242425%      75.757575%
Costs and expenses:
  Lease acquisition costs, drilling and completion costs
     and all other costs...................................      9.09091%       90.90909%
  Operating costs, direct costs and general and
     administrative expenses...............................    24.242425%      75.757575%

---------------

(1) Excludes Pioneer USA's 1% general partner ownership which is allocated at the Partnership level and 60 limited partner interests owned by Pioneer USA.

NOTE 7. OIL AND GAS INFORMATION (UNAUDITED)

     The following table presents information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities during the years then ended. Due to a change in the accounting policy of the managing general partner in 1997, the Partnership began accounting for processed natural gas production in two components: processed natural gas liquids ("NGLs") and dry residue gas. NGLs are reflected in "Oil and NGLs" in the table below. All of the Partnership's reserves are proved developed and located within the United States. The Partnership's reserves are based on an evaluation prepared by the engineering staff of Pioneer USA and reviewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant, using criteria established by the Securities and Exchange Commission. Reserve value information is available to limited partners pursuant to the Partnership agreement and, therefore, is not presented.

                                                              OIL AND NGLS      GAS
                                                                 (BBLS)        (MCF)
                                                              ------------   ----------
Net proved reserves at January 1, 1996......................     646,311      3,153,658
Revisions...................................................     124,741        728,870
Sale of reserves............................................      (3,398)       (21,832)
Production..................................................     (52,839)      (246,386)
                                                                --------     ----------
Net proved reserves at December 31, 1996....................     714,815      3,614,310
Revisions...................................................     177,753     (2,054,703)
Production..................................................     (61,043)      (184,965)
                                                                --------     ----------
Net proved reserves at December 31, 1997....................     831,525      1,374,642
Revisions...................................................    (383,916)      (502,202)
Production..................................................     (74,674)      (129,149)
                                                                --------     ----------
Net proved reserves at December 31, 1998....................     372,935        743,291
                                                                ========     ==========

     As of December 31, 1998, the estimated present value of future net revenues of proved reserves, calculated using December 31, 1998 prices of $10.61 per barrel of oil, $5.42 per barrel of NGLs and $1.35 per mcf of gas, discounted at 10% was approximately $554,000 and undiscounted was $771,000.

                          PARKER & PARSLEY 86-C, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves. The Partnership emphasizes that reserve estimates are inherently imprecise and, accordingly, the estimates are expected to change as future information becomes available.

NOTE 8. MAJOR CUSTOMERS

     The following table reflects the major customers of the Partnership's oil and gas sales (a major customer is defined as a customer whose sales exceed 10% of total sales) during the years ended December 31:

                                                              1998   1997   1996
                                                              ----   ----   ----
Genesis Crude Oil, L.P. ....................................   50%    52%    54%
Western Gas Resources Inc. .................................   31%    25%    15%
GPM Gas Corporation.........................................    3%     7%    15%

     At December 31, 1998, the amounts receivable from Genesis Crude Oil, L.P. and Western Gas Resources Inc. were $23,843 and $43,179, respectively, which are included in the caption "Accounts receivable -- oil and gas sales" in the accompanying Balance Sheet.

     The Partnership's share of oil and gas production is sold to various purchasers. Pioneer USA is of the opinion that the loss of any one purchaser would not have an adverse effect on the ability of the Partnership to sell its oil and gas production.

NOTE 9. ORGANIZATION AND OPERATIONS

     The Partnership was organized December 30, 1986 as a limited partnership under the Texas Uniform Limited Partnership Act for the purpose of acquiring and developing oil and gas properties. The following is a brief summary of the more significant provisions of the limited partnership agreement:

          Managing general partner -- The general partner of the Partnership is Pioneer USA. Pioneer USA, the managing general partner, has the power and authority to manage, control and administer all Partnership affairs. As managing general partner and operator of the Partnership's properties, all production expenses are incurred by Pioneer USA and billed to the Partnership and a portion of revenue is initially received by Pioneer USA prior to being paid to the Partnership. Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues.

          Limited partner liability -- The maximum amount of liability of any limited partner is the total contributions of such partner plus his share of any undistributed profits.

          Initial capital contributions -- The limited partners entered into subscription agreements for aggregate capital contributions of $19,317,000. Pioneer USA is required to contribute amounts equal to 1% of initial Partnership capital less commission and offering expenses allocated to the limited partners and to contribute amounts necessary to pay costs and expenses allocated to it under the Partnership agreement to the extent its share of revenues does not cover such costs.

NOTE 10. DISPOSITION OF ASSETS

     Gain on disposition of assets resulted from $20,511 of proceeds received from the disposal of equipment on two fully depleted wells during 1997.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP

     The Partnership does not have any officers or directors. Under the limited partnership agreement, the Partnership's managing general partner, Pioneer USA, is granted the exclusive right and full authority to manage, control and administer the Partnership's business.

     Set forth below are the names, ages and positions of the directors and executive officers of Pioneer USA. Directors of Pioneer USA are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

                               AGE AT
                            DECEMBER 31,
NAME                            1998                             POSITION
----                        ------------                         --------
Scott D. Sheffield........       46        President and Director
Timothy L. Dove...........       42        Executive Vice President and Director
Dennis E. Fagerstone......       49        Executive Vice President and Director
Mark L. Withrow...........       51        Executive Vice President, General Counsel and
                                             Director
M. Garrett Smith..........       37        Executive Vice President, Chief Financial Officer and
                                             Director
Mel Fischer(a)............       64        Executive Vice President
Lon C. Kile...............       43        Executive Vice President
Rich Dealy................       32        Vice President and Chief Accounting Officer

---------------

(a) Mr. Fischer was a director and officer until his retirement from Pioneer and Pioneer USA on February 19, 1999.

     Scott D. Sheffield. Mr. Sheffield is a distinguished graduate of The University of Texas with a B.S. in Petroleum Engineering. Since August 1997, he has served as President, Chief Executive Officer and a director of Pioneer and President and a director of Pioneer USA. Mr. Sheffield was the President and a director of Parker & Parsley from May 1990 until August 1997 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley from October 1990 until August 1997. He was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. He served as Vice President -- Engineering of PPDC from September 1981 until April 1985 when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove became Executive Vice President -- Business Development of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Prior to joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp, in various capacities in international exploration and production, marketing, refining and marketing and planning and development. Mr. Dove earned a B.S. in Mechanical Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. He served as Executive Vice President and Chief Operating Officer of Mesa from March 1, 1997 until August 1997. From October 1996 to February 1997, Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa and from May 1991 to October 1996, he served as Vice President -- Exploration and Production of Mesa. From June 1988 to May 1991, Mr. Fagerstone served as Vice President -- Operations of Mesa.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a B. S. in Accounting and Texas Tech University with a Juris Doctorate degree, became Executive Vice President, General Counsel and Secretary of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Withrow was Vice President -- General Counsel of Parker & Parsley from January 1991, when he joined Parker & Parsley, to January 1995, when he was appointed Senior Vice President -- General Counsel. He was Parker & Parsley's Secretary from August 1992 until August 1997. Prior to joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     M. Garrett Smith. Mr. Smith, a graduate of The University of Texas with a B.S. in Electrical Engineering and Southern Methodist University with an M.B.A., was appointed Executive Vice President and Chief Financial Officer of Pioneer in December 1997. He served as Senior Vice President -- Finance of Pioneer from August 1997 until December 1997. Mr. Smith was elected Senior Vice President -- Finance and a director of Pioneer USA in August 1997. He served as Vice President -- Corporate Acquisitions of Mesa from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of Mesa and from 1994 to 1996 he served as Director of Financial Planning of Mesa. Mr. Smith was employed by BTC Partners, Inc. (a former financial advisor to Mesa) from 1989 to 1994.

     Mel Fischer. Mr. Fischer, a graduate of the University of California at Berkeley with a Masters degree in Geology, became Executive Vice
President -- Worldwide Exploration of Pioneer and Pioneer USA in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997 and was Executive Vice President -- Worldwide Exploration for Parker & Parsley from February 1997 to August 1997. Mr. Fischer retired from Pioneer and Pioneer USA effective February 15, 1999. He worked in the petroleum industry for 32 years, starting as a Petroleum Geologist with Texaco in 1962, and retiring as President, Occidental International Exploration and Production Company in March 1994. For the 10 years prior to becoming President of Occidental International, he served as Executive Vice President, World Wide Exploration with Occidental Oil and Gas Corporation. He is a registered geologist in the State of California, a member of the American Association of Petroleum Geologists and an emeritus member of the Board of Advisors for the Earth Sciences Research Institute at the University of Utah.

     Lon C. Kile. Mr. Kile, a graduate of Oklahoma State University with a B.B.A. in Accounting, became Executive Vice President of Pioneer and Pioneer USA in August 1997. Mr. Kile was Senior Vice President -- Investor Relations from October 1996 to August 1997. Previously, he served as Vice President and Manager of the Mid-Continent Division, Vice President -- Equity Finance & Analysis and Vice President -- Marketing & Program Administration. Prior to joining Parker & Parsley in 1985, he was employed as Supervisor -- Senior, Audit, in charge of Parker & Parsley's audit, with Arthur Young.

     Rich Dealy. Mr. Dealy is a graduate of Eastern New Mexico University with a B.B.A. in Accounting and Finance and is a Certified Public Accountant. He became Vice President and Chief Accounting Officer of Pioneer and Pioneer USA in February 1998. Mr. Dealy served as Controller of Pioneer USA from August 1997 to February 1998. He served as Controller of Parker & Parsley from August 1995 to August 1997. Mr. Dealy joined Parker & Parsley as an Accounting Manager in July, 1992. He was previously employed with KPMG Peat Marwick as an Audit Senior, in charge of Parker & Parsley's audit.

ITEM 11. EXECUTIVE COMPENSATION

     The Partnership does not have any directors or officers. Management of the Partnership is vested in Pioneer USA, the managing general partner. The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Under the Program agreement, Pioneer USA pays approximately 10% of the Partnership's acquisition, drilling and completion costs and approximately 25% of its operating and general and administrative expenses. In return, Pioneer USA is allocated approximately 25% of the Partnership's revenues. See Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" for information regarding fees and reimbursements paid to the managing general partner or its affiliates by the Partnership.

     The Partnership does not directly pay any salaries of the executive officers of Pioneer USA, but does pay a portion of Pioneer USA's general and administrative expenses of which these salaries are a part. See Note 6 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  (a) Beneficial owners of more than five percent

     The Partnership is not aware of any person who beneficially owns 5% or more of the outstanding limited partnership interests of the Partnership. Pioneer USA owned 60 limited partner interests at January 1, 1999.

  (b) Security ownership of management

     The Partnership does not have any officers or directors. The managing general partner of the Partnership, Pioneer USA, has the exclusive right and full authority to manage, control and administer the Partnership's business. Under the limited partnership agreement, limited partners holding a majority of the outstanding limited partnership interests have the right to take certain actions, including the removal of the managing general partner or any other general partner. The Partnership is not aware of any current arrangement or activity which may lead to such removal. The Partnership is not aware of any officer or director of Pioneer USA who beneficially owns limited partnership interests in the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Transactions with the managing general partner or its affiliates

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $348,965   $331,252   $332,708
Reimbursement of general and administrative
  expenses...........................................  $ 21,776   $ 38,761   $ 45,387

     Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues. Also, see Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" regarding the Partnership's participation with the managing general partner in oil and gas activities of the Program.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

  (a) 1. Financial statements

     The following are filed as part of this annual report:

          Independent Auditors' Report -- Ernst & Young LLP

          Independent Auditors' Report -- KPMG LLP

          Balance sheets as of December 31, 1998 and 1997

          Statements of operations for the years ended December 31, 1998, 1997 and 1996

          Statements of partners' capital for the years ended December 31, 1998, 1997 and 1996

          Statements of cash flows for the years ended December 31, 1998, 1997 and 1996

          Notes to financial statements

  2. Financial statement schedules

     All financial statement schedules have been omitted since the required information is in the financial statements or notes thereto, or is not applicable nor required.

  (b) Reports on Form 8-K

     None.

  (c) Exhibits

     The exhibits listed on the accompanying index to exhibits are filed or incorporated by reference as part of this annual report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PARKER & PARSLEY 86-C, LTD.

                                            By: Pioneer Natural Resources USA,
                                                Inc.
                                                Managing General Partner

                                            By:   /s/ SCOTT D. SHEFFIELD
                                              ----------------------------------
                                                    Scott D. Sheffield,
                                                         President

Dated: March 25, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


               /s/ SCOTT D. SHEFFIELD                  President and Director of        March 25, 1999
-----------------------------------------------------    Pioneer USA
                 Scott D. Sheffield

                 /s/ TIMOTHY L. DOVE                   Executive Vice President and     March 25, 1999
-----------------------------------------------------    Director of Pioneer USA
                   Timothy L. Dove

              /s/ DENNIS E. FAGERSTONE                 Executive Vice President and     March 25, 1999
-----------------------------------------------------    Director of Pioneer USA
                Dennis E. Fagerstone

                 /s/ MARK L. WITHROW                   Executive Vice President,        March 25, 1999
-----------------------------------------------------    General Counsel and Director
                   Mark L. Withrow                       of Pioneer USA

                /s/ M. GARRETT SMITH                   Executive Vice President,        March 25, 1999
-----------------------------------------------------    Chief Financial Officer and
                  M. Garrett Smith                       Director of Pioneer USA

                   /s/ LON C. KILE                     Executive Vice President of      March 25, 1999
-----------------------------------------------------    Pioneer USA
                     Lon C. Kile

                   /s/ RICH DEALY                      Vice President and Chief         March 25, 1999
-----------------------------------------------------    Accounting Officer of
                     Rich Dealy                          Pioneer USA

                          PARKER & PARSLEY 86-C, LTD.

                               INDEX TO EXHIBITS

     The following documents are incorporated by reference in response to Item 14(c):

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------
          3(a)           -- Amended and Restated Certificate of Limited Partnership
                            of Parker & Parsley 86-C, Ltd. incorporated by reference
                            to Exhibit 3a of the Partnership's Registration Statement
                            on Form S-1 (Registration No. 33-3353) (hereinafter
                            called the Partnership's Registration Statement)
          4(a)           -- Form of Agreement of Limited Partnership of Parker &
                            Parsley 86-C, Ltd. incorporated by reference to Exhibit A
                            of Amendment No. 1 of the Partnership's Registration
                            Statement
          4(b)           -- Form of Subscription Agreement incorporated by reference to Exhibit C of Amendment No. 1 of the Partnership's
                            Registration Statement
          4(b)           -- Power of Attorney incorporated by reference to an Exhibit of the Partnership's Registration Statement
          4(c)           -- Specimen Certificate of Limited Partnership Interest
                            incorporated by reference to Exhibit 4c of the
                            Partnership's Registration Statement
         10(b)           -- Development Program Agreement incorporated by reference to Exhibit B of Amendment No. 1 of the Partnership's
                            Registration Statement
         27.1*           -- Financial Data Schedule
         99.1            -- Mutual Release and Indemnity Agreement dated May 25, 1993 incorporated by reference to Exhibit 99.1 of the
                            Partnership's Annual Report on Form 10-K for the year
                            ended December 31, 1993

---------------

* Filed herewith

                          PARKER & PARSLEY 86-C, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)
                        DECEMBER 31, 1998, 1997 AND 1996

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

     The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing discounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rates to the difference.

     Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider probable reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                          -----------------------------------
                                                           1998          1997          1996
                                                          -------      --------      --------
                                                                    (IN THOUSANDS)
Oil and gas producing activities:
  Future cash inflows...................................  $ 4,058      $ 15,832      $ 30,934
  Future production costs...............................   (3,287)      (10,324)      (16,596)
  Future development costs..............................       --            --           289
                                                          -------      --------      --------
                                                              771         5,508        14,627
  10% annual discount factor............................     (217)       (2,277)       (7,411)
                                                          -------      --------      --------
  Standardized measure of discounted future net cash
     flows..............................................  $   554      $  3,231      $  7,216
                                                          =======      ========      ========

                                                                 YEAR ENDED DECEMBER 31,
                                                             --------------------------------
                                                              1998         1997         1996
                                                             -------      -------      ------
                                                                      (IN THOUSANDS)
Oil and Gas Producing Activities:
  Oil and gas sales, net of production costs...............  $  (236)     $  (717)     $ (935)
  Net changes in prices and production costs...............   (2,176)      (3,564)      3,456
  Extensions and discoveries...............................       --           --          --
  Sales of minerals-in-place...............................       --           --         (45)
  Purchases of minerals-in-place...........................       --           --          --
  Revisions of estimated future development costs..........       --         (170)       (161)
  Revisions of previous quantity estimates and reserves
     added by development drilling.........................     (425)        (422)      1,476
  Accretion of discount....................................      323          722         387
  Changes in production rates, timing and other............     (163)         166        (830)
                                                             -------      -------      ------
  Change in present value of future net revenues...........   (2,677)      (3,985)      3,348
                                                             -------      -------      ------
  Balance, beginning of year...............................    3,231        7,216       3,868
                                                             -------      -------      ------
  Balance, end of year.....................................  $   554      $ 3,231      $7,216
                                                             =======      =======      ======

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                            SUPPLEMENTAL INFORMATION

                                       OF

            PARKER & PARSLEY 87-A, LTD., A TEXAS LIMITED PARTNERSHIP

                                       TO

            PROXY STATEMENT DATED                             , 1999

                             ----------------------

       THE DATE OF THIS SUPPLEMENT IS                             , 1999
                             ----------------------

     This document contains important information specific to Parker & Parsley
87-A, Ltd. and supplements the proxy statement dated             , 1999, of
Pioneer Natural Resources USA, Inc., by which Pioneer USA is soliciting proxies to be voted at a special meeting of limited partners of the partnerships described in the proxy statement. The purpose of the special meeting is for you to vote upon the merger of Parker & Parsley 87-A, Ltd. with and into Pioneer USA that, if completed, will result in your receiving cash for your partnership interests.

     This supplement contains the following information concerning Parker & Parsley 87-A, Ltd.:

     - A table containing:

        -- the aggregate initial investment by the limited partners

        -- the aggregate historical limited partner distributions through June
           30, 1999

        -- the merger value per $1,000 limited partner investment as of June 30,
           1999

        -- the merger value per $1,000 limited partner investment as a multiple of distributions for the 12 months ended June 30, 1999

        -- the book value per $1,000 limited partner investment as of June 30, 1999 and as of December 31, 1998 and

        -- the ordinary tax loss per $1,000 limited partner investment in year of initial investment

     - Quarterly Report on Form 10-Q for the six months ended June 30, 1999

     - Annual Report on Form 10-K for the year ended December 31, 1998

     - Disclosures about the partnership's oil and gas producing activities

                          PARKER & PARSLEY 87-A, LTD.

                         SUPPLEMENTAL INFORMATION TABLE

Aggregate Initial Investment by the Limited Partners(a).....  $28,811
Aggregate Historical Limited Partner Distributions through
  June 30, 1999(a)..........................................  $35,516
Merger Value per $1,000 Limited Partner Investment as of
  June 30, 1999(b)..........................................  $115.79
Merger Value per $1,000 Limited Partner Investment as a
  Multiple of Distributions for the 12 Months ended June 30,
  1999(b)...................................................    10.95times
Book Value per $1,000 Limited Partner Investment:
  -- as of June 30, 1999(b).................................  $115.06
  -- as of December 31, 1998(b).............................  $117.91
Ordinary Tax Loss per $1,000 Limited Partner Investment in
  Year of Initial Investment(b), (c)........................  $   467

---------------

(a)  Stated in thousands.

(b) Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

(c) Your ability to use your distributive share of the partnership's loss to offset your other income may have been subject to certain limitations at your level as a partner, and you may therefore wish to consult your tax advisor to determine the additional value, if any, actually realized by you in your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                        COMMISSION FILE NO. 33-12244-01

                          PARKER & PARSLEY 87-A, LTD.
             (Exact name of Registrant as specified in its charter)

                    TEXAS                                        75-2185148
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          PARKER & PARSLEY 87-A, LTD.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
                   PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS
     Balance Sheets as of June 30, 1999 and December 31,
      1998..................................................     3
     Statements of Operations for the three and six months
      ended June 30, 1999 and 1998..........................     4
     Statement of Partners' Capital for the six months ended
      June 30, 1999.........................................     5
     Statements of Cash Flows for the six months ended June
      30, 1999 and 1998.....................................     6
     Notes to Financial Statements..........................     7

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
        CONDITION AND RESULTS OF OPERATIONS.................     8

                    PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K....................    11
     27.1  Financial Data Schedule
     Signatures.............................................    12

                         PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                          PARKER & PARSLEY 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                     ASSETS

                                                                JUNE 30,     DECEMBER 31,
                                                                  1999           1998
                                                              ------------   ------------
                                                              (UNAUDITED)
Current assets:
  Cash......................................................  $    298,865   $    282,299
  Accounts receivable -- oil and gas sales..................       245,370        162,293
                                                              ------------   ------------
          Total current assets..............................       544,235        444,592
                                                              ------------   ------------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    20,155,692     20,141,411
Accumulated depletion.......................................   (17,288,051)   (17,119,544)
                                                              ------------   ------------
          Net oil and gas properties........................     2,867,641      3,021,867
                                                              ------------   ------------
                                                              $  3,411,876   $  3,466,459
                                                              ============   ============

                            LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $     63,405   $     34,972
Partners' capital:
  Managing general partner..................................        33,454         34,289
  Limited partners (28,811 interests).......................     3,315,017      3,397,198
                                                              ------------   ------------
                                                                 3,348,471      3,431,487
                                                              ------------   ------------
                                                              $  3,411,876   $  3,466,459
                                                              ============   ============

  The financial information included as of June 30, 1999 has been prepared by management
                without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                     THREE MONTHS ENDED     SIX MONTHS ENDED
                                                          JUNE 30,              JUNE 30,
                                                     -------------------   -------------------
                                                       1999       1998       1999       1998
                                                     --------   --------   --------   --------
Revenues:
  Oil and gas......................................  $367,387   $366,885   $671,386   $789,531
  Interest.........................................     3,341      5,034      6,290     10,568
  Gain on disposition of assets....................        --         --         --        765
                                                     --------   --------   --------   --------
                                                      370,728    371,919    677,676    800,864
                                                     --------   --------   --------   --------
Costs and expenses:
  Oil and gas production...........................   233,876    313,372    455,004    596,233
  General and administrative.......................    11,018     10,996     20,141     23,676
  Depletion........................................    53,650    106,567    168,507    205,708
                                                     --------   --------   --------   --------
                                                      298,544    430,935    643,652    825,617
                                                     --------   --------   --------   --------
Net income (loss)..................................  $ 72,184   $(59,016)  $ 34,024   $(24,753)
                                                     ========   ========   ========   ========
Allocation of net income (loss):
  Managing general partner.........................  $    722   $   (590)  $    340   $   (248)
                                                     ========   ========   ========   ========
  Limited partners.................................  $ 71,462   $(58,426)  $ 33,684   $(24,505)
                                                     ========   ========   ========   ========
Net income (loss) per limited partnership
  interest.........................................  $   2.48   $  (2.03)  $   1.17   $   (.85)
                                                     ========   ========   ========   ========
Distributions per limited partnership interest.....  $   2.19   $   4.19   $   4.02   $  13.05
                                                     ========   ========   ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         STATEMENT OF PARTNERS' CAPITAL
                                  (UNAUDITED)

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Balance at January 1, 1999.................................  $34,289    $3,397,198   $3,431,487
  Distributions............................................   (1,175)     (115,865)    (117,040)
  Net income...............................................      340        33,684       34,024
                                                             -------    ----------   ----------
Balance at June 30, 1999...................................  $33,454    $3,315,017   $3,348,471
                                                             =======    ==========   ==========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                    JUNE 30,
                                                              --------------------
                                                                1999        1998
                                                              ---------   --------
Cash flows from operating activities:
  Net income (loss).........................................  $  34,024   $(24,753)
  Adjustments to reconcile net income (loss) to
     net cash provided by operating activities:
     Depletion..............................................    168,507    205,708
     Gain on disposition of assets..........................         --       (765)
  Changes in assets and liabilities:
     Accounts receivable....................................    (83,077)    98,608
     Accounts payable.......................................     28,433     11,307
                                                              ---------   --------
          Net cash provided by operating activities.........    147,887    290,105
                                                              ---------   --------
Cash flows from investing activities:
  Additions to oil and gas properties.......................    (14,488)        --
  Proceeds from asset dispositions..........................        207      9,491
                                                              ---------   --------
          Net cash provided by (used in) investing
            activities......................................    (14,281)     9,491
                                                              ---------   --------
Cash flows used in financing activities:
  Cash distributions to partners............................   (117,040)  (379,756)
                                                              ---------   --------
Net increase (decrease) in cash.............................     16,566    (80,160)
Cash at beginning of period.................................    282,299    383,854
                                                              ---------   --------
Cash at end of period.......................................  $ 298,865   $303,694
                                                              =========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 87-A, Ltd. (the "Partnership") is a limited partnership organized in 1987 under the laws of the State of Texas.

     The Partnership engages primarily in oil and gas development and production in the Spraberry Trend area of West Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. BASIS OF PRESENTATION

     In the opinion of management, the unaudited financial statements of the Partnership as of June 30, 1999 and for the three and six months ended June 30, 1999 and 1998 include all adjustments and accruals consisting only of normal recurring accrual adjustments which are necessary for a fair presentation of the results for the interim period. These interim results are not necessarily indicative of results for a full year.

     Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in this Form 10-Q pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements should be read in conjunction with the financial statements and the notes thereto contained in the Partnership's Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, a copy of which is available upon request by writing to Rich Dealy, Vice President and Chief Accounting Officer, 5205 North O'Connor Boulevard, 1400 Williams Square West, Irving, Texas 75039-3746.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS(1)

RESULTS OF OPERATIONS

  Six months ended June 30, 1999 with six months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues decreased 15% to $671,386 from $789,531 for the six months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from lower average prices received and a decrease in production. For the six months ended June 30, 1999, 30,733 barrels of oil, 18,546 barrels of natural gas liquids ("NGLs") and 90,088 mcf of gas were sold, or 64,294 barrel of oil equivalents ("BOEs"). For the six months ended June 30, 1998, 36,457 barrels of oil, 17,823 barrels of NGLs and 90,366 mcf of gas were sold, or 69,341 BOEs.

     The average price received per barrel of oil decreased 7% from $14.18 for the six months ended June 30, 1998 to $13.20 for the same period in 1999. The average price received per barrel of NGLs decreased slightly from $7.33 during the six months ended June 30, 1998 to $7.26 for the same period in 1999. The average price received per mcf of gas decreased 7% from $1.57 during the six months ended June 30, 1998 to $1.46 in 1999. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received during the six months ended June 30, 1999.

     The volatility of commodity prices has had, and continues to have, a significant impact on the Partnership's revenues and operating cash flow and could result in additional decreases to the carrying value of the Partnership's oil and gas properties.

     A gain on disposition of assets of $765 was received during the six months ended June 30, 1998 from the sale of equipment on one saltwater disposal well plugged and abandoned in a prior year.

     Costs and Expenses:

     Total costs and expenses decreased to $643,652 for the six months ended June 30, 1999 as compared to $825,617 for the same period ended June 30, 1998, a decrease of $181,965, or 22%. This decrease was due to declines in production costs, depletion and general and administrative expenses ("G&A").

     Production costs were $455,004 for the six months ended June 30, 1999 and $596,233 for the same period in 1998 resulting in a decrease of $141,229, or 24%. The decrease was due to declines in well maintenance costs, workover costs, production taxes and ad valorem taxes.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 15% from $23,676 for the six months ended June 30, 1998 to $20,141 for the same period in 1999.

     Depletion was $168,507 for the six months ended June 30, 1999 compared to $205,708 for the same period in 1998. This represented a decrease in depletion of $37,201, or 18%. This decrease was primarily attributable to a reduction in oil production of 5,724 barrels for the six months ended June 30, 1999 compared to the same period in 1998, an increase in proved reserves during the period ended June 30, 1999 due to higher commodity prices and a reduction in the Partnership's net depletable basis from charges taken in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121") during the fourth quarter of 1998.

  Three months ended June 30, 1999 compared with three months ended June 30,
  1998

     Revenues:

     The Partnership's oil and gas revenues increased slightly to $367,387 from $366,885 for the three months ended June 30, 1999 and 1998, respectively. The increase in revenues resulted from higher average prices received, offset by a decrease in production. For the three months ended June 30, 1999, 14,427 barrels of oil, 9,753 barrels of NGLs and 42,172 mcf of gas were sold, or 31,209 BOEs. For the three months ended June 30, 1998, 17,622 barrels of oil, 8,629 barrels of NGLs and 41,827 mcf of gas were sold, or 33,222 BOEs.

     The average price received per barrel of oil increased $1.29, or 10%, from $13.48 for the three months ended June 30, 1998 to $14.77 for the same period in 1999. The average price received per barrel of NGLs increased $1.24, or 17%, from $7.49 during the three months ended June 30, 1998 to $8.73 for the same period in 1999. The average price received per mcf of gas increased 6% from $1.55 during the three months ended June 30, 1998 to $1.64 for the same period in 1999.

     Costs and Expenses:

     Total costs and expenses decreased to $298,544 for the three months ended June 30, 1999 as compared to $430,935 for the same period in 1998, a decrease of $132,391, or 31%. This decrease was due to declines in production costs and depletion, offset by an increase in G&A.

     Production costs were $233,876 for the three months ended June 30, 1999 and $313,372 for the same period in 1998 resulting in a $79,496 decrease, or 25%. The decrease was due to declines in well maintenance costs, workover expenses, ad valorem taxes and production taxes.

     During this period, G&A increased from $10,996 for the three months ended June 30, 1998 to $11,018 for the same period in 1999.

     Depletion was $53,650 for the three months ended June 30, 1999 compared to $106,567 for the same period in 1998, a decrease of $52,917, or 50%. This decrease was primarily attributable to an increase in proved reserves during the period ended June 30, 1999 as a result of higher commodity prices, a reduction in oil production of 3,195 barrels for the three months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1998.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $142,218 during the six months ended June 30, 1999 from the same period ended June 30, 1998. This decrease was primarily due to a decline in oil and gas sales receipts, offset by decreases in production costs and G&A expenses paid.

  Net Cash Provided by (Used in) Investing Activities

     The Partnership's principal investing activities during the six months ended June 30, 1999 were for expenditures related to equipment replacement on various oil and gas properties.

     Proceeds from asset dispositions of $207 were received during the six months ended June 30, 1999 from equipment credits on active properties. Proceeds of $9,491 received during the same period in 1998 were comprised of $8,726 received from the salvage of equipment on active properties and $765 from equipment salvage on one saltwater disposal well plugged and abandoned in a prior year.

  Net Cash Used in Financing Activities

     Cash was sufficient for the six months ended June 30, 1999 to cover distributions to the partners of $117,040 of which $1,175 was distributed to the managing general partner and $115,865 to the limited partners. For the same period ended June 30, 1998, cash was sufficient for distributions to the partners of $379,756 of which $3,797 was distributed to the managing general partner and $375,959 to the limited partners.

     From the third quarter of 1997 through the first quarter of 1999, there was a declining trend in oil and gas levels. During the first quarter of 1999, the Organization of Petroleum Exporting Countries and certain other crude oil exporting nations announced reductions in their planned export volumes. These announcements, together with early indications that the nations have initiated their planned reductions, have had some stabilizing effect on commodity prices during the latter part of the first quarter of 1999 and into August 1999. However, no assurances can be given that the stabilizing effect of these actions, or the planned reductions in export volumes, will be sustained for an extended period of time.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright, or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     As of June 30, 1999, the managing general partner estimates that the assessment phase is approximately 99% complete and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     Through June 30, 1999, the managing general partner had distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 52% of the inquiries.

     The remedial phase of the managing general partner's Year 2000 project is in varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of June 30, 1999, the managing general partner estimates that the remedial phase is approximately 83% complete, on a worldwide basis, subject to continuing evaluations of the responses to third party inquiries and to the testing phase results. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and has completed the testing of the system for Year 2000 compliance. The remediation of non-information technology is expected to be completed by October 1999. The managing general partner's Year 2000 remedial actions have not delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of information technology systems by October 1999. The testing of the non-information technology remediation is scheduled to be completed by the end of November 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. As of June 30, 1999, the managing general partner's total costs incurred on the Year 2000 problem were $2.3 million, of which approximately $200 thousand were incurred to replace non-compliant systems.

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the business continuity and contingency planning phase of the managing general partner's Year 2000 project, contingency plans were designed to mitigate the exposures to mission critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.
---------------

(1) "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements.

                           PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

  (a) Exhibits

     27.1  Financial Data Schedule

  (b) Reports on Form 8-K -- none

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARKER & PARSLEY 87-A, LTD.

                                            By: Pioneer Natural Resources USA,
                                                Inc.,
                                                Managing General Partner

                                            By:       /s/ RICH DEALY
                                              ----------------------------------
                                                Rich Dealy, Vice President and
                                                   Chief Accounting Officer

Dated: August 5, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-K

                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                        COMMISSION FILE NO. 33-12244-01

                          PARKER & PARSLEY 87-A, LTD.
             (Exact name of Registrant as specified in its charter)

                    TEXAS                                        75-2185148
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

        Securities registered pursuant to Section 12(b) of the Act: NONE

          Securities registered pursuant to Section 12(g) of the Act:
                LIMITED PARTNERSHIP INTERESTS ($1,000 PER UNIT)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

     No market currently exists for the limited partnership interests of the Registrant. Based on original purchase price the aggregate market value of limited partnership interests owned by non-affiliates of the Registrant is $28,636,000.

     As of March 8, 1999, the number of outstanding limited partnership interests was 28,811.

     The following documents are incorporated by reference into the indicated parts of this Annual Report on Form 10-K: NONE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Parts I and II of this Report contain forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements. See "Item 1. Business" for a description of various factors that could materially affect the ability of the Partnership to achieve the anticipated results described in the forward looking statements.

                                     PART I

ITEM 1. BUSINESS

     Parker & Parsley 87-A, Ltd. (the "Partnership") is a limited partnership organized in 1987 under the laws of the State of Texas. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger. For a more complete description of the Parker & Parsley and Mesa merger, see Pioneer's Registration Statement on Form S-4 as filed with the Securities & Exchange Commission.

     A Registration Statement, as amended, filed pursuant to the Securities Act of 1933, registering limited partnership interests aggregating $40,000,000 in a series of Texas limited partnerships formed under the Parker & Parsley 87 Development Drilling Program, was declared effective by the Securities and Exchange Commission on April 28, 1987. On August 20, 1987, the offering of limited partnership interests in the Partnership, the first partnership formed under such registration statement, was closed, with interests aggregating $28,811,000 being sold to 2,264 subscribers.

     The Partnership engages primarily in oil and gas development and production and is not involved in any industry segment other than oil and gas. See "Item 6. Selected Financial Data" and "Item 8. Financial Statements and Supplementary Data" of this report for a summary of the Partnership's revenue, income and identifiable assets.

     The principal markets during 1998 for the oil produced by the Partnership were refineries and oil transmission companies that have facilities near the Partnership's oil producing properties. The principal markets for the Partnership's gas were companies that have pipelines located near the Partnership's gas producing properties. Of the Partnership's total oil and gas revenues for 1998, approximately 54% and 29% were attributable to sales made to Genesis Crude Oil, L.P. and Western Gas Resources, Inc., respectively.

     The Partnership's revenues, profitability, cash flow and future rate of growth are highly dependent on the prevailing prices of oil and gas, which are affected by numerous factors beyond the Partnership's control. Oil and gas prices historically have been very volatile. A substantial or extended decline in the prices of oil or gas could have a material adverse effect on the Partnership's revenues, profitability and cash flow and could, under certain circumstances, result in a reduction in the carrying value of the Partnership's oil and gas properties.

     Because of the demand for oil and gas, the Partnership does not believe that the termination of the sales of its products to any one customer would have a material adverse impact on its operations. The loss of a particular customer for gas may have an effect if that particular customer has the only gas pipeline located in the areas of the Partnership's gas producing properties. The Partnership believes, however, that the effect would be temporary, until alternative arrangements could be made.

     Federal and state regulation of oil and gas operations generally includes the fixing of maximum prices for regulated categories of natural gas, the imposition of maximum allowable production rates, the taxation of income and other items, and the protection of the environment. Although the Partnership believes that its business operations do not impair environmental quality and that its costs of complying with any applicable environmental regulations are not currently significant, the Partnership cannot predict what, if any, effect these environmental regulations may have on its current or future operations.

     The Partnership does not have any employees of its own. Pioneer USA employs 818 persons, many of whom dedicated a part of their time to the conduct of the Partnership's business during the period for which this report is filed. Pioneer USA supplies all management functions.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves.

     No material part of the Partnership's business is seasonal and the Partnership conducts no foreign operations.

ITEM 2. PROPERTIES

     The Partnership's properties consist primarily of leasehold interests in properties on which oil and gas wells are located. Such property interests are often subject to landowner royalties, overriding royalties and other oil and gas leasehold interests.

     Fractional working interests in developmental oil and gas prospects located primarily in the Spraberry Trend area of West Texas were acquired by the Partnership, resulting in the Partnership's participation in the drilling of 96 oil and gas wells. Two wells were dry holes. One uneconomical well was plugged and abandoned and 15 oil and gas wells have been sold. At December 31, 1998, 78 wells were producing.

     For information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996, and changes in such quantities for the years then ended, see Note 7 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" below. Such reserves have been estimated by the engineering staff of Pioneer USA with a review by Williamson Petroleum Consultants, Inc., an independent petroleum consultant.

ITEM 3. LEGAL PROCEEDINGS

     The Partnership from time to time is a party to various legal proceedings incidental to its business involving claims in oil and gas leases or interests, other claims for damages in amounts not in excess of 10% of its current assets and other matters, none of which Pioneer believes to be material to the Partnership.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to a vote of security holders during the fourth quarter of 1998.

                                    PART II

ITEM 5. MARKET FOR PARTNERSHIP'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     At March 8, 1999, the Partnership had 28,811 outstanding limited partnership interests held of record by 2,152 subscribers. There is no established public trading market for the limited partnership interests. Under the limited partnership agreement, Pioneer USA has made certain commitments to purchase partnership interests at a computed value.

     Revenues which, in the sole judgement of the managing general partner, are not required to meet the Partnership's obligations are distributed to the partners at least quarterly in accordance with the limited partnership agreement. During the years ended December 31, 1998 and 1997, distributions of $562,970 and $1,225,075, respectively, were made to the limited partners.

ITEM 6. SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the years ended December 31:

                                         1998         1997         1996          1995         1994
                                      ----------   ----------   ----------    ----------   ----------
OPERATING RESULTS:
  Oil and gas sales.................  $1,453,492   $2,232,898   $2,627,636    $2,338,478   $2,402,964
                                      ==========   ==========   ==========    ==========   ==========
  Litigation settlement, net........  $       --   $       --   $  848,304    $       --   $       --
                                      ==========   ==========   ==========    ==========   ==========
  Impairment of oil and gas
     properties.....................  $  477,501   $  732,890   $  348,546    $  922,203   $       --
                                      ==========   ==========   ==========    ==========   ==========
  Net income (loss).................  $ (736,103)  $  (49,528)  $1,803,894    $ (955,234)  $  (10,326)
                                      ==========   ==========   ==========    ==========   ==========
  Allocation of net income (loss):
     Managing general partner.......  $   (7,361)  $     (495)  $   18,039    $   (9,553)  $     (103)
                                      ==========   ==========   ==========    ==========   ==========
     Limited partners...............  $ (728,742)  $  (49,033)  $1,785,855    $ (945,681)  $  (10,223)
                                      ==========   ==========   ==========    ==========   ==========
  Limited partners' net income
     (loss) per limited partnership
     interest.......................  $   (25.29)  $    (1.70)  $    61.99    $   (32.82)  $     (.35)
                                      ==========   ==========   ==========    ==========   ==========
  Limited partners' cash
     distributions per limited
     partnership interest...........  $    19.54   $    42.52   $    89.89(a) $    34.93   $    34.70
                                      ==========   ==========   ==========    ==========   ==========
AT YEAR END:
  Total assets......................  $3,466,459   $4,793,102   $6,171,831    $6,973,611   $8,966,767
                                      ==========   ==========   ==========    ==========   ==========

---------------

(a) Including litigation settlement per limited partnership interest of $29.15 in 1996.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  1998 compared to 1997

     The Partnership's 1998 oil and gas revenues decreased 35% to $1,453,492 from $2,232,898 in 1997. The decrease in revenues resulted from lower average prices received. In 1998, 69,905 barrels of oil, 37,470 barrels of natural gas liquids ("NGLs") and 179,494 mcf of gas were sold, or 137,291 barrel of oil equivalents ("BOEs"). In 1997, 73,672 barrels of oil, 16,904 barrels of NGLs and 257,587 mcf of gas were sold, or 133,507 BOEs. Due to the decline characteristics of the Partnership's oil and gas properties, management expects a certain amount of decline in production to continue in the future until the Partnership's economically recoverable reserves are fully depleted.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. Effective September 30, 1997, as a result of the merger with Mesa, the managing general partner accounts for processed natural gas production in two components: natural gas liquids and dry residue gas. As a result of the change in the managing general partner's policy, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, separate product volumes will not be comparable for periods prior to September 30, 1997. Also, prices for gas products will not be comparable as the price per mcf for natural gas for the year ended December 31, 1998 is the price received for dry residue gas and the price per mcf for natural gas produced prior to October 1997 was presented as a price for wet gas (i.e., natural gas liquids combined with dry residue gas).

     The average price received per barrel of oil decreased $6.19, or 32%, from $19.41 in 1997 to $13.22 in 1998. The average price received per barrel of NGLs decreased $3.99, or 37%, from $10.75 in 1997 to $6.76 in 1998. The average price received per mcf of gas decreased 36% from $2.41 in 1997 to $1.54 in 1998. The market price received for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1998.

     A gain on disposition of assets of $765 was received during 1998 from the sale of equipment on one saltwater disposal well plugged and abandoned in a prior year.

     Total costs and expenses decreased in 1998 to $2,210,330 compared to $2,308,212 in 1997, a decrease of $97,882, or 4%. The decrease resulted from declines in the impairment of oil and gas properties and general and administrative expenses ("G&A"), offset by increases in depletion and production costs.

     Production costs were $1,068,450 in 1998 and $1,019,461 in 1997, resulting in a $48,989 increase, or 5%. This increase was primarily attributable to higher well maintenance costs and workover expenses incurred in an effort to stimulate well production, offset by a decrease in production taxes due to reductions in oil and gas revenues.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 40% from $71,283 in 1997 to $42,787 in 1998. The Partnership paid the managing general partner $33,674 in 1998 and $61,086 in 1997 for G&A incurred on behalf of the Partnership. G&A is allocated, in part, to the Partnership by the managing general partner. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the managing general partner reviews the Partnership's oil and gas properties for impairment whenever events or circumstances indicate a decline in the recoverability of the carrying value of the Partnership's assets may have occurred. Declining commodity prices prompted impairment reviews in 1998 and 1997. As a result of the review and evaluation of its long-lived assets for impairment, the Partnership recognized non-cash charges of $477,501 and $732,890 related to its oil and gas properties during 1998 and 1997, respectively.

     Depletion was $621,592 in 1998 compared to $484,578 in 1997. This represented an increase of $137,014, or 28%. This increase was the result of a combination of factors that included a decline in proved reserves during 1998 due to the lower commodity prices, offset by a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1997 and a reduction in oil production of 3,767 barrels for the period ended December 31, 1998 compared to the same period in 1997.

  1997 compared to 1996

     The Partnership's 1997 oil and gas revenues decreased 15% to $2,232,898 from $2,627,636 in 1996. The decrease in revenues resulted from declines in production and a lower average price received per barrel of oil. In 1997, 73,672 barrels of oil, 16,904 barrels of NGLs and 257,587 mcf of gas were sold, or 133,507 BOEs. In 1996, 84,850 barrels of oil and 331,983 mcf of gas were sold, or 140,181 BOEs.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. As is described above in "Results of Operations -- 1998 compared to 1997", the Partnership changed its method of accounting for processed natural gas to a dry gas basis in the fourth quarter of 1997. As a result of this change, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, 1997 and 1996 separate product volumes are not comparable.

     The declines in production volumes were primarily attributable to the decline characteristics of the Partnership's oil and gas properties.

     The average price received per barrel of oil decreased $2.24, or 10%, from $21.65 in 1996 to $19.41 in 1997. The average price received per barrel of NGLs during 1997 was $10.75. The average price received per mcf of gas increased slightly from $2.38 in 1996 to $2.41 in 1997.

     Gain on disposition of assets of $377,310 was recognized during 1996 from the sale of nine oil and gas wells and four saltwater disposal wells, the sale of equipment on one well abandoned in a prior year and one fully depleted well, offset by a loss on the abandonment of one saltwater disposal well. Costs associated with the plugging and abandonment of this well totaled $26,123 during 1996.

     On April 29, 1996, Southmark Corporation, Pioneer USA and the Partnership entered into a final $7.4 million settlement agreement with Jack N. Price resolving all outstanding litigation between the parties. As a result, all of the pending lawsuits and judgments have been dismissed, the supersedeas bond released, and the Reserve released as collateral. On June 28, 1996, a final distribution was made to the working interest owners of $848,304 which included $839,821, or $29.15 per limited partnership interest, to the Partnership and its partners.

     Total costs and expenses increased in 1997 to $2,308,212 as compared to $2,082,535 in 1996, an increase of $225,677, or 11%. The increase resulted from the impairment of oil and gas properties, offset by decreases in production cost, abandoned property costs, depletion and G&A.

     Production costs were $1,019,461 in 1997 and $1,114,916 in 1996, resulting in a $95,455 decrease, or 9%. This decrease was primarily attributable to lower well maintenance cost and a decline in production taxes, offset by an increase in ad valorem tax.

     During this period, G&A decreased, in aggregate, 13% from $82,400 in 1996 to $71,283 in 1997. The Partnership paid the managing general partner $61,086 in 1997 and $70,340 in 1996 for G&A incurred on behalf of the Partnership.

     The Partnership recognized non-cash SFAS 121 impairment provisions of $732,890 and $348,546 related to its proved oil and gas properties during the fourth quarters of 1997 and 1996, respectively.

     Depletion was $484,578 in 1997 compared to $510,550 in 1996. This represented a decrease of $25,972, or 5%. This decrease was primarily attributable to a decline in oil production of 11,178 barrels in 1997 as compared to 1996, offset by a decline in oil reserves during 1997 as a result of lower commodity prices.

IMPACT OF INFLATION AND CHANGING PRICES ON SALES AND NET INCOME

     Inflation impacts the fixed overhead rate charges of the lease operating expenses for the Partnership. During 1998, the annual change in the index of average weekly earnings of crude petroleum and gas production workers issued by the U.S. Department of Labor, Bureau of Labor Statistics increased (effective April 1, 1998) 10.3%. The 1997 annual change in average weekly earnings increased by 2%. The

1996 index increased 4.1%. The impact of inflation for other lease operating expenses is small due to the current economic condition of the oil industry.

     The oil and gas industry experienced volatility during the past decade because of the fluctuation of the supply of most fossil fuels relative to the demand for such products and other uncertainties in the world energy markets causing significant fluctuations in oil and gas prices. During 1998, the price per barrel for oil production similar to the Partnership's ranged from approximately $9.50 to $15.50. During most of 1997 and 1996, the Partnership benefitted from higher oil prices as compared to previous years. However, during the fourth quarter of 1997, oil prices began a downward trend that has continued into March 1999. On March 8, 1999, the market price for West Texas intermediate crude was $11.00 per barrel. A continuation of the current commodity price environment will continue to have an adverse effect on the Partnership's revenues, operating cash flow and distributions and could result in additional decreases in the carrying value of the Partnership's oil and gas properties.

     Prices for natural gas are subject to ordinary seasonal fluctuations, and this volatility of natural gas prices may result in production being curtailed and, in some cases, wells being completely shut-in.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $698,444 during the year ended December 31, 1998 from the year ended December 31, 1997. This decrease was primarily due to a decrease in oil and gas sales receipts, offset by a decline in production costs paid.

  Net Cash Provided by (Used in) Investing Activities

     The Partnership's investing activities during 1998 and 1997 were related to the replacement of oil and gas equipment on active properties.

     Proceeds from asset dispositions of $15,652 received during 1998 consisted of $14,887 due to equipment credits received on active properties and $765 from equipment salvage on one saltwater disposal well plugged and abandoned in a prior year.

  Net Cash Used in Financing Activities

     Cash was sufficient in 1998 for distributions to the partners of $568,656 of which $5,686 was distributed to the managing general partner and $562,970 to the limited partners. In 1997, cash was sufficient for distributions to the partners of $1,237,473 of which $12,398 was distributed to the managing general partner and $1,225,075 to the limited partners.

     The current commodity price environment will continue to impact the distributions and could result in limited or no distributions to the partners.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     The assessment phase of the managing general partner's Year 2000 project is at varying stages of completion as it pertains to information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the assessment phase is approximately 86% complete, on a worldwide basis, and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     The managing general partner expects to complete the assessment phase of its Year 2000 project by the end of the first quarter of 1999 but is being delayed by limited responses received on inquiries made of third party businesses. To date, the managing general partner has distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 37% of those inquiries.

     The remedial phase of the managing general partner's Year 2000 project is also at varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the remedial phase is approximately 54% complete, on a worldwide basis, subject to the continuing results of the third party inquiry assessments and the testing phase. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and is currently testing this system for Year 2000 compliance. The remediation of non-information technology is expected to be completed during July 1999. The managing general partner's Year 2000 remedial actions have not significantly delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of the Artesia system upgrades by March 1999 and all other information technology systems and non-information technology remediation by the end of the third quarter of 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. The managing general partner intends to use its working capital to pay for the costs of the Year 2000 projects. As of December 31, 1998, the managing general partner's total costs incurred on the Year 2000 problem were $1.8 million, of which $200 thousand were incurred to replace non-compliant systems. The managing general partner will allocate a portion of the costs of the Year 2000 programming charges to the Partnership in accordance with the general and administration allocation. (See Note 2 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".)

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the assessment phase of the managing general partner's Year 2000 project, contingency plans are being designed to mitigate the exposures to mission-critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Financial Statements of Parker & Parsley 87-A, Ltd:
  Independent Auditors' Report -- Ernst & Young LLP.........   10
  Independent Auditors' Report -- KPMG LLP..................   11
  Balance Sheets as of December 31, 1998 and 1997...........   12
  Statements of Operations for the Years Ended December 31,
     1998, 1997 and 1996....................................   13
  Statements of Partners' Capital for the Years Ended
     December 31, 1998, 1997 and 1996.......................   14
  Statements of Cash Flows for the Years Ended December 31,
     1998, 1997 and 1996....................................   15
  Notes to Financial Statements.............................   16

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 87-A, Ltd.
(A Texas Limited Partnership):

     We have audited the balance sheet of Parker & Parsley 87-A, Ltd. as of December 31, 1998, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 87-A, Ltd. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

Dallas, Texas
March 15, 1999

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 87-A, Ltd.
(A Texas Limited Partnership):

     We have audited the financial statements of Parker & Parsley 87-A, Ltd. as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 87-A, Ltd. as of December 31, 1997, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Midland, Texas
March 20, 1998

                          PARKER & PARSLEY 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                  DECEMBER 31

                                     ASSETS

                                                                  1998           1997
                                                              ------------   ------------
Current assets:
  Cash......................................................  $    282,299   $    383,854
  Accounts receivable -- oil and gas sales..................       162,293        290,867
                                                              ------------   ------------
          Total current assets..............................       444,592        674,721
                                                              ------------   ------------
  Oil and gas properties -- at cost, based on the successful
     efforts accounting method..............................    20,141,411     20,138,832
  Accumulated depletion.....................................   (17,119,544)   (16,020,451)
                                                              ------------   ------------
          Net oil and gas properties........................     3,021,867      4,118,381
                                                              ------------   ------------
                                                              $  3,466,459   $  4,793,102
                                                              ============   ============

                            LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $     34,972   $     56,856
Partners' capital:
  Managing general partner..................................        34,289         47,336
  Limited partners (28,811 interests).......................     3,397,198      4,688,910
                                                              ------------   ------------
                                                                 3,431,487      4,736,246
                                                              ------------   ------------
                                                              $  3,466,459   $  4,793,102
                                                              ============   ============

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998         1997         1996
                                                           ----------   ----------   ----------
Revenues:
  Oil and gas............................................  $1,453,492   $2,232,898   $2,627,636
  Interest...............................................      19,970       25,770       33,179
  Gain on disposition of assets..........................         765           16      377,310
  Litigation settlement..................................          --           --      848,304
                                                           ----------   ----------   ----------
                                                            1,474,227    2,258,684    3,886,429
                                                           ----------   ----------   ----------
Costs and expenses:
  Oil and gas production.................................   1,068,450    1,019,461    1,114,916
  General and administrative.............................      42,787       71,283       82,400
  Impairment of oil and gas properties...................     477,501      732,890      348,546
  Depletion..............................................     621,592      484,578      510,550
  Abandoned property.....................................          --           --       26,123
                                                           ----------   ----------   ----------
                                                            2,210,330    2,308,212    2,082,535
                                                           ----------   ----------   ----------
Net income (loss)........................................  $ (736,103)  $  (49,528)  $1,803,894
                                                           ==========   ==========   ==========
Allocation of net income (loss):
  Managing general partner...............................  $   (7,361)  $     (495)  $   18,039
                                                           ==========   ==========   ==========
  Limited partners.......................................  $ (728,742)  $  (49,033)  $1,785,855
                                                           ==========   ==========   ==========
Net income (loss) per limited partnership interest.......  $   (25.29)  $    (1.70)  $    61.99
                                                           ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                        STATEMENTS OF PARTNERS' CAPITAL

                                                          MANAGING
                                                          GENERAL      LIMITED
                                                          PARTNER     PARTNERS        TOTAL
                                                          --------   -----------   -----------
Partners' capital at January 1, 1996....................  $ 68,348   $ 6,766,910   $ 6,835,258
  Distributions.........................................   (26,158)   (2,589,747)   (2,615,905)
  Net income............................................    18,039     1,785,855     1,803,894
                                                          --------   -----------   -----------
Partners' capital at December 31, 1996..................    60,229     5,963,018     6,023,247
  Distributions.........................................   (12,398)   (1,225,075)   (1,237,473)
  Net loss..............................................      (495)      (49,033)      (49,528)
                                                          --------   -----------   -----------
Partners' capital at December 31, 1997..................    47,336     4,688,910     4,736,246
  Distributions.........................................    (5,686)     (562,970)     (568,656)
  Net loss..............................................    (7,361)     (728,742)     (736,103)
                                                          --------   -----------   -----------
Partners' capital at December 31, 1998..................  $ 34,289   $ 3,397,198   $ 3,431,487
                                                          ========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31

                                                           1998         1997          1996
                                                         ---------   -----------   -----------
Cash flows from operating activities:
  Net income (loss)....................................  $(736,103)  $   (49,528)  $ 1,803,894
  Adjustments to reconcile net income (loss) to net
     cash provided by operating activities:
     Impairment of oil and gas properties..............    477,501       732,890       348,546
     Depletion.........................................    621,592       484,578       510,550
     Gain on disposition of assets.....................       (765)          (16)     (377,310)
  Changes in assets and liabilities:
     Accounts receivable...............................    128,574        91,163      (120,875)
     Accounts payable..................................    (21,884)      (91,728)       14,379
                                                         ---------   -----------   -----------
          Net cash provided by operating activities....    468,915     1,167,359     2,179,184
                                                         ---------   -----------   -----------
Cash flows from investing activities:
  Additions to oil and gas properties..................    (17,466)      (27,705)           --
  Proceeds from disposition of assets..................     15,652            16       565,359
                                                         ---------   -----------   -----------
          Net cash provided by (used in) investing
            activities.................................     (1,814)      (27,689)      565,359
                                                         ---------   -----------   -----------
Cash flows from financing activities:
  Cash distributions to partners.......................   (568,656)   (1,237,473)   (2,615,905)
                                                         ---------   -----------   -----------
Net increase (decrease) in cash........................   (101,555)      (97,803)      128,638
Cash at beginning of year..............................    383,854       481,657       353,019
                                                         ---------   -----------   -----------
Cash at end of year....................................  $ 282,299   $   383,854   $   481,657
                                                         =========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 87-A, Ltd. (the "Partnership") is a limited partnership organized in 1987 under the laws of the State of Texas. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger.

     The Partnership engages primarily in oil and gas development and production in the Spraberry Trend area of West Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Oil and gas properties -- The Partnership utilizes the successful efforts method of accounting for its oil and gas properties and equipment. Under this method, all costs associated with productive wells and nonproductive development wells are capitalized while nonproductive exploration costs are expensed. Capitalized costs relating to proved properties are depleted using the unit-of-production method on a property-by-property basis based on proved oil (dominant mineral) reserves as determined by the engineering staff of Pioneer USA, the Partnership's managing general partner, and reviewed by independent petroleum consultants. The carrying amounts of properties sold or otherwise disposed of and the related allowances for depletion are eliminated from the accounts and any gain or loss is included in operations.

     Impairment of long-lived assets -- In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the Partnership reviews its long-lived assets to be held and used on an individual property basis, including oil and gas properties accounted for under the successful efforts method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows is less than the carrying amount of the assets. In this circumstance, the Partnership recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

     Use of estimates in the preparation of financial statements -- Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Net income (loss) per limited partnership interest -- The net income (loss) per limited partnership interest is calculated by using the number of outstanding limited partnership interests.

     Income taxes -- A Federal income tax provision has not been included in the financial statements as the income of the Partnership is included in the individual Federal income tax returns of the respective partners.

                          PARKER & PARSLEY 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Statements of cash flows -- For purposes of reporting cash flows, cash includes depository accounts held by banks.

     General and administrative expenses -- General and administrative expenses are allocated in part to the Partnership by the managing general partner or its affiliates. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     Reclassifications -- Certain reclassifications may have been made to the 1997 and 1996 financial statements to conform to the 1998 financial statement presentation.

     Environmental -- The Partnership is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Partnership to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of cash payments for the liability or component are fixed or reliably determinable. No such liabilities have been accrued as of December 31, 1998.

     Revenue recognition -- The Partnership uses the entitlements method of accounting for crude oil and natural gas revenues.

     Reporting comprehensive income -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") establishes standards for the reporting and display of comprehensive income (loss) and its components in a full set of general purpose financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Partnership has no items of other comprehensive income (loss), as defined by SFAS No. 130. Consequently, the provisions of SFAS No. 130 do not apply to the Partnership.

NOTE 3. IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS 121, the Partnership reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of the carrying value of the Partnership's oil and gas properties. Based upon a decline in the Partnership's outlook for future commodity prices, the Partnership has estimated the expected future cash flows of its oil and gas properties as of December 31, 1998, 1997 and 1996, and compared such estimated future cash flows to the respective carrying amount of the oil and gas properties to determine if the carrying amounts were likely to be recoverable. For those proved oil and gas properties for which the carrying amount exceeded the estimated future cash flows, an impairment was determined to exist; therefore, the Partnership adjusted the carrying amount of those oil and gas properties to their fair value as determined by discounting their expected future cash flows at a discount rate commensurate with the risks involved in the industry. As a result, the Partnership recognized non-cash impairment provisions of $477,501, $732,890 and $348,546 related to its proved oil and gas properties during 1998, 1997 and 1996, respectively.

                          PARKER & PARSLEY 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. INCOME TAXES

     The financial statement basis of the Partnership's net assets and liabilities was $182,578 greater than the tax basis at December 31, 1998.

     The following is a reconciliation of net income (loss) per statements of operations with the net income per Federal income tax returns for the years ended December 31:

                                                     1998         1997         1996
                                                   ---------   ----------   ----------
Net income (loss) per statements of operations...  $(736,103)  $  (49,528)  $1,803,894
Intangible development costs capitalized for
  financial reporting purposes and expensed for
  tax reporting purposes.........................         (6)          --         (803)
Depletion and depreciation provisions for tax
  reporting purposes less than amounts for
  financial reporting purposes...................    584,799      465,211      486,828
Impairment of oil and gas properties for
  financial reporting purposes...................    477,501      732,890      348,546
Salvage income...................................     13,408           --           --
Other, net.......................................      6,254       (5,604)     188,007
                                                   ---------   ----------   ----------
          Net income per Federal income tax
            returns..............................  $ 345,853   $1,142,969   $2,826,472
                                                   =========   ==========   ==========

NOTE 5. OIL AND GAS PRODUCING ACTIVITIES

     The following is a summary of the costs incurred, whether capitalized or expensed, related to the Partnership's oil and gas producing activities for the years ended December 31:

                                                          1998      1997       1996
                                                         -------   -------   --------
Development costs......................................  $17,466   $27,689   $(28,062)
                                                         =======   =======   ========

     Capitalized oil and gas properties consist of the following:

                                                               1998           1997
                                                           ------------   ------------
Proved properties:
  Property acquisition costs.............................  $    946,545   $    946,545
  Completed wells and equipment..........................    19,194,866     19,192,287
                                                           ------------   ------------
                                                             20,141,411     20,138,832
Accumulated depletion....................................   (17,119,544)   (16,020,451)
                                                           ------------   ------------
          Net capitalized costs..........................  $  3,021,867   $  4,118,381
                                                           ============   ============

NOTE 6. RELATED PARTY TRANSACTIONS

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $442,313   $430,388   $445,088
Reimbursement of general and administrative
  expenses...........................................  $ 33,674   $ 61,086   $ 70,340

                          PARKER & PARSLEY 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. In addition, Pioneer USA, Parker & Parsley 87-A Conv., L.P. and the Partnership (the "Partnerships") are parties to the Program agreement.

     The costs and revenues of the Program are allocated to Pioneer USA and the Partnerships as follows:

                                                              PIONEER
                                                              USA(1)     PARTNERSHIPS(2)
                                                             ---------   ---------------
Revenues:
  Proceeds from disposition of depreciable properties......    9.09091%      90.90909%
  All other revenues.......................................  24.242425%     75.757575%
Costs and expenses:
  Lease acquisition costs, drilling and completion costs
     and all other costs...................................    9.09091%      90.90909%
  Operating costs, direct costs and general and
     administrative expenses...............................  24.242425%     75.757575%

---------------

(1) Excludes Pioneer USA's 1% general partner ownership which is allocated at the Partnership level and 175 limited partner interests owned by Pioneer USA.

(2) The allocation between the Partnership and Parker & Parsley 87-A Conv., L.P. is 88.19604% and 11.80396%, respectively.

NOTE 7. OIL AND GAS INFORMATION (UNAUDITED)

     The following table presents information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities during the years then ended. Due to a change in the accounting policy of the managing general partner in 1997, the Partnership began accounting for processed natural gas production in two components: processed natural gas liquids ("NGLs") and dry residue gas. NGLs are reflected in "Oil and NGLs" in the table below. All of the Partnership's reserves are proved developed and located within the United States. The Partnership's reserves are based on an evaluation prepared by the engineering staff of Pioneer USA and reviewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant, using criteria established by the Securities and Exchange Commission. Reserve value information is available to limited partners pursuant to the Partnership agreement and, therefore, is not presented.

                                                              OIL AND NGLS      GAS
                                                                 (BBLS)        (MCF)
                                                              ------------   ----------
Net proved reserves at January 1, 1996......................   1,095,917      3,945,126
Revisions...................................................     200,492      1,343,224
Sale of reserves............................................     (76,574)      (126,549)
Production..................................................     (84,850)      (331,983)
                                                               ---------     ----------
Net proved reserves at December 31, 1996....................   1,134,985      4,829,818
Revisions...................................................     250,502     (2,622,683)
Production..................................................     (90,576)      (257,587)
                                                               ---------     ----------
Net proved reserves at December 31, 1997....................   1,294,911      1,949,548
Revisions...................................................    (525,530)      (596,528)
Production..................................................    (107,375)      (179,494)
                                                               ---------     ----------
Net proved reserves at December 31, 1998....................     662,006      1,173,526
                                                               =========     ==========

                          PARKER & PARSLEY 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     As of December 31, 1998, the estimated present value of future net revenues of proved reserves, calculated using December 31, 1998 prices of $10.61 per barrel of oil, $5.44 per barrel of NGLs and $1.35 per mcf of gas, discounted at 10% was approximately $1,116,000 and undiscounted was $1,571,000.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves. The Partnership emphasizes that reserve estimates are inherently imprecise and, accordingly, the estimates are expected to change as future information becomes available.

NOTE 8. MAJOR CUSTOMERS

     The following table reflects the major customers of the Partnership's oil and gas sales (a major customer is defined as a customer whose sales exceed 10% of total sales) during the years ended December 31:

                                                              1998   1997   1996
                                                              ----   ----   ----
Genesis Crude Oil, L.P......................................  54%    53%    57%
Western Gas Resources, Inc. ................................  29%    26%    18%

     At December 31, 1998, the amounts receivable from Genesis Crude Oil, L.P. and Western Gas Resources, Inc. were $39,409 and $60,889, respectively, which are included in the caption "Accounts receivable -- oil and gas sales" in the accompanying Balance Sheet.

     The Partnership's share of oil and gas production is sold to various purchasers. Pioneer USA is of the opinion that the loss of any one purchaser would not have an adverse effect on the ability of the Partnership to sell its oil and gas production.

NOTE 9. ORGANIZATION AND OPERATIONS

     The Partnership was organized August 20, 1987 as a limited partnership under the Texas Uniform Limited Partnership Act for the purpose of acquiring and developing oil and gas properties. The following is a brief summary of the more significant provisions of the limited partnership agreement:

          Managing general partner -- The general partner of the Partnership is Pioneer USA. Pioneer USA, the managing general partner, has the power and authority to manage, control and administer all Program and Partnership affairs. As managing general partner and operator of the Partnership's properties, all production expenses are incurred by Pioneer USA and billed to the Partnership and a portion of revenue is initially received by Pioneer USA prior to being paid to the Partnership. Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues.

          Limited partner liability -- The maximum amount of liability of any limited partner is the total contributions of such partner plus his share of any undistributed profits.

          Initial capital contributions -- The limited partners entered into subscription agreements for aggregate capital contributions of $28,811,000. Pioneer USA is required to contribute amounts equal to 1% of initial Partnership capital less commission and offering expenses allocated to the limited partners and to contribute amounts necessary to pay costs and expenses allocated to it under the Partnership agreement to the extent its share of revenues does not cover such costs.

ITEM 9.CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP

     The Partnership does not have any officers or directors. Under the limited partnership agreement, the Partnership's managing general partner, Pioneer USA, is granted the exclusive right and full authority to manage, control and administer the Partnership's business.

     Set forth below are the names, ages and positions of the directors and executive officers of Pioneer USA. Directors of Pioneer USA are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

                                          AGE AT
                                       DECEMBER 31,
NAME                                       1998                        POSITION
----                                   ------------                    --------
Scott D. Sheffield...................       46        President and Director

Timothy L. Dove......................       42        Executive Vice President and Director

Dennis E. Fagerstone.................       49        Executive Vice President and Director

Mark L. Withrow......................       51        Executive Vice President, General Counsel
                                                      and Director

M. Garrett Smith.....................       37        Executive Vice President, Chief Financial
                                                      Officer and Director

Mel Fischer(a).......................       64        Executive Vice President

Lon C. Kile..........................       43        Executive Vice President

Rich Dealy...........................       32        Vice President and Chief Accounting Officer

---------------

(a) Mr. Fischer was a director and officer until his retirement from Pioneer and Pioneer USA on February 19, 1999.

     Scott D. Sheffield. Mr. Sheffield is a distinguished graduate of The University of Texas with a B.S. in Petroleum Engineering. Since August 1997, he has served as President, Chief Executive Officer and a director of Pioneer and President and a director of Pioneer USA. Mr. Sheffield was the President and a director of Parker & Parsley from May 1990 until August 1997 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley from October 1990 until August 1997. He was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. He served as Vice President -- Engineering of PPDC from September 1981 until April 1985 when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove became Executive Vice President -- Business Development of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Prior to joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp, in various capacities in international exploration and production, marketing, refining and marketing and planning and development. Mr. Dove earned a B.S. in Mechanical Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. He served as Executive Vice President and Chief Operating Officer of Mesa from March 1, 1997 until August 1997. From October 1996 to February 1997, Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa and from May 1991 to October 1996, he served as Vice President -- Exploration and Production of Mesa. From June 1988 to May 1991, Mr. Fagerstone served as Vice President -- Operations of Mesa.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a B. S. in Accounting and Texas Tech University with a Juris Doctorate degree, became Executive Vice President, General Counsel and Secretary of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Withrow was Vice President -- General Counsel of Parker & Parsley from January 1991, when he joined Parker & Parsley, to January 1995, when he was appointed Senior Vice President -- General Counsel. He was Parker & Parsley's Secretary from August 1992 until August 1997. Prior to joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     M. Garrett Smith. Mr. Smith, a graduate of The University of Texas with a B.S. in Electrical Engineering and Southern Methodist University with an M.B.A., was appointed Executive Vice President and Chief Financial Officer of Pioneer in December 1997. He served as Senior Vice President -- Finance of Pioneer from August 1997 until December 1997. Mr. Smith was elected Senior Vice President -- Finance and a director of Pioneer USA in August 1997. He served as Vice President -- Corporate Acquisitions of Mesa from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of Mesa and from 1994 to 1996 he served as Director of Financial Planning of Mesa. Mr. Smith was employed by BTC Partners, Inc. (a former financial advisor to Mesa) from 1989 to 1994.

     Mel Fischer. Mr. Fischer, a graduate of the University of California at Berkeley with a Masters degree in Geology, became Executive Vice
President -- Worldwide Exploration of Pioneer and Pioneer USA in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997 and was Executive Vice President -- Worldwide Exploration for Parker & Parsley from February 1997 to August 1997. Mr. Fischer retired from Pioneer and Pioneer USA effective February 15, 1999. He worked in the petroleum industry for 32 years, starting as a Petroleum Geologist with Texaco in 1962, and retiring as President, Occidental International Exploration and Production Company in March 1994. For the 10 years prior to becoming President of Occidental International, he served as Executive Vice President, World Wide Exploration with Occidental Oil and Gas Corporation. He is a registered geologist in the State of California, a member of the American Association of Petroleum Geologists and an emeritus member of the Board of Advisors for the Earth Sciences Research Institute at the University of Utah.

     Lon C. Kile. Mr. Kile, a graduate of Oklahoma State University with a B.B.A. in Accounting, became Executive Vice President of Pioneer and Pioneer USA in August 1997. Mr. Kile was Senior Vice President -- Investor Relations from October 1996 to August 1997. Previously, he served as Vice President and Manager of the Mid-Continent Division, Vice President -- Equity Finance & Analysis and Vice President -- Marketing & Program Administration. Prior to joining Parker & Parsley in 1985, he was employed as Supervisor -- Senior, Audit, in charge of Parker & Parsley's audit, with Arthur Young.

     Rich Dealy. Mr. Dealy is a graduate of Eastern New Mexico University with a B.B.A. in Accounting and Finance and is a Certified Public Accountant. He became Vice President and Chief Accounting Officer of Pioneer and Pioneer USA in February 1998. Mr. Dealy served as Controller of Pioneer USA from August 1997 to February 1998. He served as Controller of Parker & Parsley from August 1995 to August 1997. Mr. Dealy joined Parker & Parsley as an Accounting Manager in July, 1992. He was previously employed with KPMG Peat Marwick as an Audit Senior, in charge of Parker & Parsley's audit.

ITEM 11. EXECUTIVE COMPENSATION

     The Partnership does not have any directors or officers. Management of the Partnership is vested in Pioneer USA, the managing general partner. The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Under the Program agreement, Pioneer USA pays approximately 10% of the Partnership's acquisition, drilling and completion costs and approximately 25% of its operating and general and administrative expenses. In return, Pioneer USA is allocated approximately 25% of the Partnership's revenues. See Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" for information regarding fees and reimbursements paid to the managing general partner or its affiliates by the Partnership.

     The Partnership does not directly pay any salaries of the executive officers of Pioneer USA, but does pay a portion of Pioneer USA's general and administrative expenses of which these salaries are a part. See Note 6 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  (a) Beneficial owners of more than five percent

     The Partnership is not aware of any person who beneficially owns 5% or more of the outstanding limited partnership interests of the Partnership. Pioneer USA owned 175 limited partner interests at January 1, 1999.

  (b) Security ownership of management

     The Partnership does not have any officers or directors. The managing general partner of the Partnership, Pioneer USA, has the exclusive right and full authority to manage, control and administer the Partnership's business. Under the limited partnership agreement, limited partners holding a majority of the outstanding limited partnership interests have the right to take certain actions, including the removal of the managing general partner or any other general partner. The Partnership is not aware of any current arrangement or activity which may lead to such removal. The Partnership is not aware of any officer or director of Pioneer USA who beneficially owns limited partnership interests in the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Transactions with the managing general partner or its affiliates

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and
  supervision charges in accordance
  with standard industry operating
  agreements.........................................  $442,313   $430,388   $445,088
Reimbursement of general and
  administrative expenses............................  $ 33,674   $ 61,086   $ 70,340

     Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues. Also, see Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data", regarding the Partnership's participation with the managing general partner in oil and gas activities of the Program.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

  (a) 1. Financial statements

     The following are filed as part of this annual report:

          Independent Auditors' Report -- Ernst & Young LLP

          Independent Auditors' Report -- KPMG LLP

          Balance sheets as of December 31, 1998 and 1997

          Statements of operations for the years ended December 31, 1998, 1997 and 1996

          Statements of partners' capital for the years ended December 31, 1998, 1997 and 1996

          Statements of cash flows for the years ended December 31, 1998, 1997 and 1996

          Notes to financial statements

  2. Financial statement schedules.

     All financial statement schedules have been omitted since the required information is in the financial statements or notes thereto, or is not applicable nor required.

  (b) Reports on Form 8-K

     None.

  (c) Exhibits

     The exhibits listed on the accompanying index to exhibits are filed or incorporated by reference as part of this annual report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PARKER & PARSLEY 87-A, LTD.

                                            By: Pioneer Natural Resources USA,
                                                Inc.
                                                Managing General Partner

                                            By:   /s/ SCOTT D. SHEFFIELD
                                              ----------------------------------
                                                     Scott D. Sheffield,
                                                          President

Dated: March 24, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


             /s/ SCOTT D. SHEFFIELD               President and Director of             March 24, 1999
------------------------------------------------    Pioneer USA
               Scott D. Sheffield

              /s/ TIMOTHY L. DOVE                 Executive Vice President and          March 24, 1999
------------------------------------------------    Director of Pioneer USA
                Timothy L. Dove

            /s/ DENNIS E. FAGERSTONE              Executive Vice President and          March 24, 1999
------------------------------------------------    Director of Pioneer USA
              Dennis E. Fagerstone

              /s/ MARK L. WITHROW                 Executive Vice President, General     March 24, 1999
------------------------------------------------    Counsel and Director of Pioneer
                Mark L. Withrow                     USA

              /s/ M. GARRETT SMITH                Executive Vice President, Chief       March 24, 1999
------------------------------------------------    Financial Officer and Director
                M. Garrett Smith                    of Pioneer USA

                /s/ LON C. KILE                   Executive Vice President of           March 24, 1999
------------------------------------------------    Pioneer USA
                  Lon C. Kile

                 /s/ RICH DEALY                   Vice President and Chief Accounting   March 24, 1999
------------------------------------------------    Officer of Pioneer USA
                   Rich Dealy

                          PARKER & PARSLEY 87-A, LTD.

                               INDEX TO EXHIBITS

     The following documents are incorporated by reference in response to Item 14(c):

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------
          4(a)           -- Agreement of Limited Partnership of Parker & Parsley
                            87-A, Ltd. incorporated by reference to Exhibit A of the
                            Partnership's Registration Statement on Form S-1
                            (Registration No. 33-16910) (hereinafter called the
                            Partnership's Registration Statement
          4(b)           -- Form of Subscription Agreement and Power of Attorney
                            incorporated by reference to Exhibit D of the
                            Partnership's Registration Statement
          4(c)           -- Specimen Certificate of Limited Partnership Interest
                            incorporated by reference to Exhibit D of the
                            Partnership's Registration Statement
         10(b)           -- Development Program Agreement incorporated by reference to Exhibit C of the Partnership's Registration Statement
         27.1*           -- Financial Data Schedule
          99.1           -- Mutual Release and Indemnity Agreement dated May 25, 1993 incorporated by reference to Exhibit 99.1 of the
                            Partnership's Annual Report on Form 10-K for the year
                            ended December 31, 1993

---------------

* Filed herewith

                          PARKER & PARSLEY 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)
                        DECEMBER 31, 1998, 1997 AND 1996

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

     The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing discounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rates to the difference.

     Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider probable reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                1998       1997        1996
                                                              --------   ---------   ---------
                                                                       (IN THOUSANDS)
Oil and gas producing activities:
  Future cash inflows.......................................  $ 7,206    $ 24,572    $ 45,754
  Future production costs...................................   (5,635)    (15,331)    (24,417)
  Future development costs..................................       --          --         414
                                                              -------    --------    --------
                                                              1,571..       9,241      21,751
  10% annual discount factor................................     (455)     (3,970)    (10,945)
                                                              -------    --------    --------
  Standardized measure of discounted future net cash
     flows..................................................  $ 1,116    $  5,271    $ 10,806
                                                              =======    ========    ========

                                                                 YEAR ENDED DECEMBER 31,
                                                              -----------------------------
                                                               1998       1997       1996
                                                              -------    -------    -------
                                                                     (IN THOUSANDS)
Oil and Gas Producing Activities:
  Oil and gas sales, net of production costs................  $  (385)   $(1,213)   $(1,513)
  Net changes in prices and production costs................   (3,456)    (4,854)     5,065
  Extensions and discoveries................................       --         --         --
  Sales of minerals-in-place................................       --         --       (459)
  Purchases of minerals-in-place............................       --         --         --
  Revisions of estimated future development costs...........       --       (236)      (198)
  Revisions of previous quantity estimates and reserves
     added by development drilling..........................     (652)      (529)     2,583
  Accretion of discount.....................................      527      1,081        606
  Changes in production rates, timing and other.............     (189)       216     (1,340)
                                                              -------    -------    -------
  Change in present value of future net revenues............    4,155     (5,535)     4,744
                                                              -------    -------    -------
  Balance, beginning of year................................    5,271     10,806      6,062
                                                              -------    -------    -------
  Balance, end of year......................................  $ 1,116    $ 5,271    $10,806
                                                              =======    =======    =======

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                            SUPPLEMENTAL INFORMATION

                                       OF

               PARKER & PARSLEY PRODUCING PROPERTIES 87-A, LTD.,
                          A TEXAS LIMITED PARTNERSHIP

                                       TO

            PROXY STATEMENT DATED                             , 1999

                             ----------------------

       THE DATE OF THIS SUPPLEMENT IS                             , 1999
                             ----------------------

     This document contains important information specific to Parker & Parsley Producing Properties 87-A, Ltd. and supplements the proxy statement dated
       , 1999, of Pioneer Natural Resources USA, Inc., by which Pioneer USA is soliciting proxies to be voted at a special meeting of limited partners of the partnerships described in the proxy statement. The purpose of the special meeting is for you to vote upon the merger of Parker & Parsley Producing Properties 87-A, Ltd. with and into Pioneer USA that, if completed, will result in your receiving cash for your partnership interests.

     This supplement contains the following information concerning Parker & Parsley Producing Properties 87-A, Ltd.:

     - A table containing:

        -- the aggregate initial investment by the limited partners

        -- the aggregate historical limited partner distributions through June
           30, 1999

        -- the merger value per $1,000 limited partner investment as of June 30,
           1999

        -- the merger value per $1,000 limited partner investment as a multiple of distributions for the 12 months ended June 30, 1999

        -- the book value per $1,000 limited partner investment as of June 30, 1999 and as of December 31, 1998 and

        -- the ordinary tax loss per $1,000 limited partner investment in year of initial investment

     - Quarterly Report on Form 10-Q for the six months ended June 30, 1999

     - Annual Report on Form 10-K for the year ended December 31, 1998

     - Disclosures about the partnership's oil and gas producing activities

                PARKER & PARSLEY PRODUCING PROPERTIES 87-A, LTD.

                         SUPPLEMENTAL INFORMATION TABLE

Aggregate Initial Investment by the Limited Partners(a).....  $12,213
Aggregate Historical Limited Partner Distributions through
  June 30, 1999(a)..........................................  $10,894
Merger Value per $1,000 Limited Partner Investment as of
  June 30, 1999(b)..........................................  $144.07
Merger Value per $1,000 Limited Partner Investment as a
  Multiple of Distributions for the 12 Months ended June 30,
  1999(b)...................................................    13.54times
Book Value per $1,000 Limited Partner Investment:
  -- as of June 30, 1999(b).................................  $ 99.20
  -- as of December 31, 1998(b).............................  $100.21
Ordinary Tax Loss per $1,000 Limited Partner Investment in
  Year of Initial Investment(b), (c)........................  $    30

---------------

(a)  Stated in thousands.

(b) Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

(c) Your ability to use your distributive share of the partnership's loss to offset your other income may have been subject to certain limitations at your level as a partner, and you may therefore wish to consult your tax advisor to determine the additional value, if any, actually realized by you in your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                         COMMISSION FILE NO. 33-11193-1

                PARKER & PARSLEY PRODUCING PROPERTIES 87-A, LTD.
             (Exact name of Registrant as specified in its charter)

                    TEXAS                                        75-2195512
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                PARKER & PARSLEY PRODUCING PROPERTIES 87-A, LTD.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS
     Balance Sheets as of June 30, 1999 and December 31,
      1998..................................................    3
     Statements of Operations for the three and six months
      ended June 30, 1999 and 1998..........................    4
     Statement of Partners' Capital for the six months ended
      June 30, 1999.........................................    5
     Statements of Cash Flows for the six months ended June
      30, 1999 and 1998.....................................    6
     Notes to Financial Statements..........................    7
ITEM 2.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
       CONDITION AND RESULTS OF OPERATIONS..................    8

PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K....................   11
     27.1  Financial Data Schedule
     Signatures.............................................   12

                         PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                PARKER & PARSLEY PRODUCING PROPERTIES 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                     ASSETS

                                                                JUNE 30,     DECEMBER 31,
                                                                  1999           1998
                                                              ------------   ------------
                                                              (UNAUDITED)
Current assets:
  Cash......................................................  $   183,603    $   183,223
  Accounts receivable -- oil and gas sales..................      170,335        115,182
                                                              -----------    -----------
          Total current assets..............................      353,938        298,405
                                                              -----------    -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    5,871,565      5,871,539
Accumulated depletion.......................................   (4,959,852)    (4,899,498)
                                                              -----------    -----------
          Net oil and gas properties........................      911,713        972,041
                                                              -----------    -----------
                                                              $ 1,265,651    $ 1,270,446
                                                              ===========    ===========

LIABILITIES AND PARTNERS' CAPITAL

Current Liabilities:
  Accounts payable -- affiliate.............................  $    40,644    $    33,013
Partners' capital:
  Managing general partner..................................       13,491         13,615
  Limited partners (24,426 interests).......................    1,211,516      1,223,818
                                                              -----------    -----------
                                                                1,225,007      1,237,433
                                                              -----------    -----------
                                                              $ 1,265,651    $ 1,270,446
                                                              ===========    ===========

  The financial information included as of June 30, 1999 has been prepared by management
                without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                PARKER & PARSLEY PRODUCING PROPERTIES 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                    THREE MONTHS ENDED      SIX MONTHS ENDED
                                                         JUNE 30,               JUNE 30,
                                                    -------------------   --------------------
                                                      1999       1998       1999       1998
                                                    --------   --------   --------   ---------
Revenues:
  Oil and gas.....................................  $198,979   $211,467   $351,757   $ 433,040
  Interest........................................     2,131      3,304      4,084       6,704
  Gain (loss) on disposition of assets............        --    (44,930)     5,299      (9,441)
                                                    --------   --------   --------   ---------
                                                     201,110    169,841    361,140     430,303
                                                    --------   --------   --------   ---------
Costs and expenses:
  Oil and gas production..........................   137,049    176,577    271,521     360,313
  General and administrative......................     5,970     15,117     10,553      21,764
  Depletion.......................................    20,518     59,005     60,354      99,488
  Abandoned property..............................       189     18,767      1,813      65,758
                                                    --------   --------   --------   ---------
                                                     163,726    269,466    344,241     547,323
                                                    --------   --------   --------   ---------
Net income (loss).................................  $ 37,384   $(99,625)  $ 16,899   $(117,020)
                                                    ========   ========   ========   =========
Allocation of net income (loss):
  Managing general partner........................  $    374   $   (996)  $    169   $  (1,170)
                                                    ========   ========   ========   =========
  Limited partners................................  $ 37,010   $(98,629)  $ 16,730   $(115,850)
                                                    ========   ========   ========   =========
Net income (loss) per limited partnership
  interest........................................  $   1.51   $  (4.03)  $    .68   $   (4.74)
                                                    ========   ========   ========   =========
Distributions per limited partnership interest....  $    .45   $   1.18   $   1.19   $    5.20
                                                    ========   ========   ========   =========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                PARKER & PARSLEY PRODUCING PROPERTIES 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         STATEMENT OF PARTNERS' CAPITAL
                                  (UNAUDITED)

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Balance at January 1, 1999.................................  $13,615    $1,223,818   $1,237,433
  Distributions............................................     (293)      (29,032)     (29,325)
  Net income...............................................      169        16,730       16,899
                                                             -------    ----------   ----------
Balance at June 30, 1999...................................  $13,491    $1,211,516   $1,225,007
                                                             =======    ==========   ==========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                PARKER & PARSLEY PRODUCING PROPERTIES 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                    JUNE 30,
                                                              --------------------
                                                                1999       1998
                                                              --------   ---------
Cash flows from operating activities:
  Net income (loss).........................................  $ 16,899   $(117,020)
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Depletion..............................................    60,354      99,488
     (Gain) loss on disposition of assets...................    (5,299)      9,441
  Changes in assets and liabilities:
     Accounts receivable....................................   (55,153)     73,141
     Accounts payable.......................................     7,631      16,854
                                                              --------   ---------
          Net cash provided by operating activities.........    24,432      81,904
                                                              --------   ---------
Cash flows from investing activities:
  Additions to oil and gas properties.......................        --      (5,454)
  Proceeds from asset dispositions..........................     5,273      41,810
                                                              --------   ---------
          Net cash provided by investing activities.........     5,273      36,356
                                                              --------   ---------
Cash flows used in financing activities:
  Cash distributions to partners............................   (29,325)   (128,215)
                                                              --------   ---------
Net increase (decrease) in cash.............................       380      (9,955)
Cash at beginning of period.................................   183,223     219,515
                                                              --------   ---------
Cash at end of period.......................................  $183,603   $ 209,560
                                                              ========   =========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                PARKER & PARSLEY PRODUCING PROPERTIES 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley Producing Properties 87-A, Ltd. (the "Partnership") is a limited partnership organized in 1987 under the laws of the State of Texas.

     The Partnership engages primarily in oil and gas production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. BASIS OF PRESENTATION

     In the opinion of management, the unaudited financial statements of the Partnership as of June 30, 1999 and for the three and six months ended June 30, 1999 and 1998 include all adjustments and accruals consisting only of normal recurring accrual adjustments which are necessary for a fair presentation of the results for the interim period. These interim results are not necessarily indicative of results for a full year. Certain reclassifications have been made to the June 30, 1998 financial statements to conform to the June 30, 1999 financial statement presentation.

     Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in this Form 10-Q pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements should be read in conjunction with the financial statements and the notes thereto contained in the Partnership's Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, a copy of which is available upon request by writing to Rich Dealy, Vice President and Chief Accounting Officer, 5205 North O'Connor Boulevard, 1400 Williams Square West, Irving, Texas 75039-3746.

ITEM 2.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS(1)

RESULTS OF OPERATIONS

  Six months ended June 30, 1999 compared with six months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues decreased 19% to $351,757 from $433,040 for the six months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from lower average prices received and declines in production. For the six months ended June 30, 1999, 22,010 barrels of oil, 5,918 barrels of natural gas liquids ("NGLs") and 25,190 mcf of gas were sold, or 32,126 barrel of oil equivalents ("BOEs"). For the six months ended June 30, 1998, 25,655 barrels of oil, 6,204 barrels of NGLs and 29,158 mcf of gas were sold, or 36,719 BOEs.

     The average price received per barrel of oil decreased 6% from $14.01 for the six months ended June 30, 1998 to $13.18 for the same period in 1999. The average price received per barrel of NGLs decreased 7% from $6.00 during the six months ended June 30, 1998 to $5.61 for the same period in 1999. The average price received per mcf of gas decreased 10% from $1.25 for the six months ended June 30, 1998 to $1.13 for the same period in 1999. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received during the six months ended June 30, 1999.

     The volatility of commodity prices has had, and continues to have, a significant impact on the Partnership's revenues and operating cash flow and could result in additional decreases to the carrying value of the Partnership's oil and gas properties.

     Gain on disposition of assets of $5,299 was recognized during the six months ended June 30, 1999. The gain consisted of $4,004 from equipment credits of fully depleted wells and $1,295 from equipment credits on a well plugged and abandoned during 1998. A loss on disposition of assets of $9,441, recognized during the six months ended June 30, 1998, was due to the abandonment of two wells. Expenses incurred during the six months ended June 30, 1999 and 1998 to plug and abandon these wells were $1,813 and $65,758, respectively.

     Costs and Expenses:

     Total costs and expenses decreased to $344,241 for the six months ended June 30, 1999 as compared to $547,323 for the same period in 1998, a decrease of $203,082, or 37%. This decrease was due to reductions in production costs, abandoned property costs, depletion and general and administrative expenses ("G&A").

     Production costs were $271,521 for the six months ended June 30, 1999 and $360,313 for the same period in 1998, resulting in a $88,792 decrease, or 25%. The decrease was attributable to declines in well maintenance costs, production taxes and ad valorem taxes.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 52% from $21,764 for the six months ended June 30, 1998 to $10,553 for the same period in 1999.

     Depletion was $60,354 for the six months ended June 30, 1999 compared to $99,488 for the same period in 1998, a decrease of $39,134, or 39%. This decrease was primarily due to an increase in proved reserves during the period ended June 30, 1999 due to higher commodity prices, a reduction in oil production of 3,645 barrels for the six months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121") during the fourth quarter of 1998.

  Three months ended June 30, 1999 compared with three months ended June 30,
  1998

     Revenues:

     The Partnership's oil and gas revenues decreased 6% to $198,979 from $211,467 for the three months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from a decline in production, offset by higher average prices received. For the three months ended June 30, 1999, 10,807 barrels of oil, 3,090 barrels of NGLs and 12,770 mcf of gas were sold, or 16,025 BOEs. For the three months ended June 30, 1998, 13,131 barrels of oil, 2,945 barrels of NGLs and 14,644 mcf of gas were sold, or 18,517 BOEs.

     The average price received per barrel of oil increased $1.78, or 13%, from $13.37 for the three months ended June 30, 1998 to $15.15 for the same period in 1999. The average price received per barrel of NGLs increased 12% from $5.95 during the three months ended June 30, 1998 to $6.65 for the same period in 1999. The average price received per mcf of gas decreased 9% from $1.26 during the three months ended June 30, 1998 to $1.15 in 1999.

     A loss on disposition of assets of $44,930 was recognized for the three months ended June 30, 1998 on the abandonment of two oil and gas wells during 1998. Expenses incurred during the three months ended June 30, 1999 and 1998 to plug and abandon these wells totaled $189 and $18,767, respectively.

     Costs and Expenses:

     Total costs and expenses decreased to $163,726 for the three months ended June 30, 1999 as compared to $269,466 for the same period in 1998, a decrease of $105,740, or 39%. This decrease was due to declines in production costs, depletion, abandoned property costs and G&A.

     Production costs were $137,049 for the three months ended June 30, 1999 and $176,577 for the same period in 1998, resulting in a $39,528 decrease, or 22%. The decrease was attributable to lower well maintenance costs, production taxes and ad valorem taxes.

     During this period, G&A decreased, in aggregate, 61% from $15,117 for the three months ended June 30, 1998 to $5,970 for the same period in 1999.

     Depletion was $20,518 for the three months ended June 30, 1999 compared to $59,005 for the same period in 1998, a decrease of $38,487, or 65%. This decrease was primarily attributable to an increase in proved reserves during the period ended June 30, 1999 as a result of higher commodity prices, a reduction in oil production of 2,324 barrels for the three months ended June 30, 1999 as compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1998.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $57,472 during the six months ended June 30, 1999 from the same period in 1998. The decrease was primarily attributable to a decline in oil and gas sales receipts, offset by decreases in production costs, abandoned property costs and G&A expenses paid.

  Net Cash Provided by Investing Activities

     The Partnership's principal investing activities during the six months ended June 30, 1998 were related to expenditures for oil and gas equipment on active properties.

     Proceeds of $5,273 and $41,810 were received during the six months ended June 30, 1999 and 1998, respectively. The proceeds recognized during the period in 1999 were primarily from equipment credits on fully depleted wells. The proceeds from the period in 1998 were primarily from the sale of oil and gas equipment on one well abandoned during 1998.

  Net Cash Used in Financing Activities

     Cash was sufficient for the six months ended June 30, 1999 to cover distributions to the partners of $29,325 of which $293 was distributed to the managing general partner and $29,032 to the limited partners. For the same period ended June 30, 1998, cash was sufficient for distributions to the partners of $128,215 of which $1,282 was distributed to the managing general partner and $126,933 to the limited partners.

     From the third quarter of 1997 through the first quarter of 1999, there was a declining trend in oil and gas levels. During the first quarter of 1999, the Organization of Petroleum Exporting Countries and certain other crude oil exporting nations announced reductions in their planned export volumes. These announcements, together with early indications that the nations have initiated their planned reductions, have had some stabilizing effect on commodity prices during the latter part of the first quarter of 1999 and into August 1999. However, no assurances can be given that the stabilizing effect of these actions, or the planned reductions in export volumes, will be sustained for an extended period of time.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright, or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     As of June 30, 1999, the managing general partner estimates that the assessment phase is approximately 99% complete and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     Through June 30, 1999, the managing general partner had distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 52% of the inquiries.

     The remedial phase of the managing general partner's Year 2000 project is in varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of June 30, 1999, the managing general partner estimates that the remedial phase is approximately 83% complete, on a worldwide basis, subject to continuing evaluations of the responses to third party inquiries and to the testing phase results. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and has completed the testing of the system for Year 2000 compliance. The remediation of non-information technology is expected to be completed by October 1999. The managing general partner's Year 2000 remedial actions have not delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of information technology systems by October 1999. The testing of the non-information technology remediation is scheduled to be completed by the end of November 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. As of June 30, 1999, the managing general partner's total costs incurred on the Year 2000 problem were $2.3 million, of which approximately $200 thousand were incurred to replace non-compliant systems.

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the business continuity and contingency planning phase of the managing general partner's Year 2000 project, contingency plans were designed to mitigate the exposures to mission critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.
---------------

(1) "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements.

                           PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

  (a) Exhibits

     27.1  Financial Data Schedule

  (b) Reports on Form 8-K -- none

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARKER & PARSLEY PRODUCING
                                            PROPERTIES 87-A, LTD.

                                            By: Pioneer Natural Resources USA,
                                                Inc.,
                                                Managing General Partner

                                            By:       /s/ RICH DEALY
                                              ----------------------------------
                                                Rich Dealy, Vice President and
                                                   Chief Accounting Officer

Dated: August 5, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 10-K
                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998
                         COMMISSION FILE NO. 33-11193-1

                PARKER & PARSLEY PRODUCING PROPERTIES 87-A, LTD.
             (Exact name of Registrant as specified in its charter)

                    TEXAS                                        75-2195512
       (State or other jurisdiction of                        (I.R.S. Employer
       incorporation or organization)                      Identification Number)

  303 WEST WALL, SUITE 101, MIDLAND, TEXAS                          79701
  (Address of principal executive offices)                       (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

        Securities registered pursuant to Section 12(b) of the Act: NONE

          Securities registered pursuant to Section 12(g) of the Act:
                 LIMITED PARTNERSHIP INTERESTS ($500 PER UNIT)
     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

     No market currently exists for the limited partnership interests of the Registrant. Based on original purchase price the aggregate market value of limited partnership interests owned by non-affiliates of the Registrant is $12,170,000.

     As of March 8, 1999, the number of outstanding limited partnership interests was 24,426.

     The following documents are incorporated by reference into the indicated parts of this Annual Report on Form 10-K: NONE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Parts I and II of this Report contain forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements. See "Item 1. Business" for a description of various factors that could materially affect the ability of the Partnership to achieve the anticipated results described in the forward looking statements.

                                     PART I

ITEM 1. BUSINESS

     Parker & Parsley Producing Properties 87-A, Ltd. (the "Partnership") is a limited partnership organized in 1987 under the laws of the State of Texas. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger. For a more complete description of the Parker & Parsley and Mesa merger, see Pioneer's Registration Statement on Form S-4 as filed with the Securities & Exchange Commission.

     A Registration statement, as amended, filed pursuant to the Securities Act of 1933, registering limited partnership interests aggregating $30,000,000 in a series of Texas limited partnerships formed under the Parker & Parsley Producing Properties Program-I, was declared effective by the Securities and Exchange Commission on February 20, 1987. On October 1, 1987, the offering of limited partnership interests in the Partnership, the first partnership formed under such statement, was closed, with interests aggregating $12,213,000 being sold to 1,150 subscribers.

     The Partnership's primary business plan and objectives are to purchase producing oil and gas properties and distribute the cash flow from operations to its partners. The Partnership is not involved in any industry segment other than oil and gas. See "Item 6. Selected Financial Data" and "Item 8. Financial Statements and Supplementary Data" of this report for a summary of the Partnership's revenue, income and identifiable assets.

     The principal markets during 1998 for the oil produced by the Partnership were refineries and oil transmission companies that have facilities near the Partnership's oil producing properties. The principal markets for the Partnership's gas were companies that have pipelines located near the Partnership's gas producing properties. Of the Partnership's total oil and gas revenues for 1998, approximately 66% and 16% were attributable to sales made to Genesis Crude Oil, L.P. and Phillips Petroleum Company, respectively.

     The Partnership's revenues, profitability, cash flow and future rate of growth are highly dependent on the prevailing prices of oil and gas, which are affected by numerous factors beyond the Partnership's control. Oil and gas prices historically have been very volatile. A substantial or extended decline in the prices of oil or gas could have a material adverse effect on the Partnership's revenues, profitability and cash flow and could, under certain circumstances, result in a reduction in the carrying value of the Partnership's oil and gas properties.

     Because of the demand for oil and gas, the Partnership does not believe that the termination of the sales of its products to any one customer would have a material adverse impact on its operations. The loss of a particular customer for gas may have an effect if that particular customer has the only gas pipeline located in the areas of the Partnership's gas producing properties. The Partnership believes, however, that the effect would be temporary, until alternative arrangements could be made.

     Federal and state regulation of oil and gas operations generally includes the fixing of maximum prices for regulated categories of natural gas, the imposition of maximum allowable production rates, the taxation of income and other items and the protection of the environment. Although the Partnership believes that its business operations do not impair environmental quality and that its costs of complying with any applicable environmental regulations are not currently significant, the Partnership cannot predict what, if any, effect these environmental regulations may have on its current or future operations.

     The Partnership does not have any employees of its own. Pioneer USA employs 818 persons, many of whom dedicated a part of their time to the conduct of the Partnership's business during the period for which this report is filed. Pioneer USA supplies all management functions.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves.

     No material part of the Partnership's business is seasonal and the Partnership conducts no foreign operations.

ITEM 2. PROPERTIES

     The Partnership's properties consist primarily of leasehold interests in properties on which oil and gas wells are located. Such property interests are often subject to landowner royalties, overriding royalties and other oil and gas leasehold interests.

     The Partnership completed seven purchases of producing properties. These acquisitions involved the purchase of working interests in 187 properties of which 93 uneconomical oil and gas wells were plugged and abandoned and seven wells were sold. The Partnership also participated in the drilling of two oil and gas wells during 1988 which were completed as producers. During 1997, the Partnership participated in the recompletion of one well in which Pioneer USA acquired the deep rights. The Partnership already owned the shallow rights of the well bore. At December 31, 1998, the Partnership had 90 producing oil and gas wells.

     For information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities for the years then ended, see Note 7 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" below. Such reserves have been estimated by the engineering staff of Pioneer USA and reviewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant.

ITEM 3. LEGAL PROCEEDINGS

     The Partnership from time to time is a party to various legal proceedings incidental to its business involving claims in oil and gas leases or interests, other claims for damages in amounts not in excess of 10% of its current assets and other matters, none of which Pioneer believes to be material to the Partnership.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to a vote of security holders during the fourth quarter of 1998.

                                    PART II

ITEM 5. MARKET FOR PARTNERSHIP'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     At March 8, 1999, the Partnership had 24,426 outstanding limited partnership interests held of record by 1,111 subscribers. There is no established public trading market for the limited partnership interests. Under the limited partnership agreement, Pioneer USA has made certain commitments to purchase partnership interests at a computed value.

     Revenues which, in the sole judgement of the managing general partner, are not required to meet the Partnership's obligations are distributed to the partners at least quarterly in accordance with the limited partnership agreement. During the years ended December 31, 1998 and 1997, distributions of $227,387 and $589,730, respectively, were made to the limited partners.

ITEM 6. SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the years ended December 31:

                                    1998         1997         1996           1995         1994
                                 ----------   ----------   ----------     ----------   ----------
OPERATING RESULTS:
  Oil and gas sales............  $  807,421   $1,244,727   $1,772,612     $1,533,283   $1,519,879
                                 ==========   ==========   ==========     ==========   ==========
  Litigation settlement, net...  $       --   $       --   $   19,935     $       --   $       --
                                 ==========   ==========   ==========     ==========   ==========
  Impairment of oil and gas
     properties................  $   37,388   $  420,264   $   39,087     $  328,573   $       --
                                 ==========   ==========   ==========     ==========   ==========
  Net income (loss)............  $ (357,482)  $ (397,297)  $  984,877     $ (239,782)  $ (167,585)
                                 ==========   ==========   ==========     ==========   ==========
  Allocation of net income
     (loss):
     Managing general
       partner.................  $   (3,575)  $   (3,973)  $    9,849     $   (2,398)  $   (1,676)
                                 ==========   ==========   ==========     ==========   ==========
     Limited partners..........  $ (353,907)  $ (393,324)  $  975,028     $ (237,384)  $ (165,909)
                                 ==========   ==========   ==========     ==========   ==========
  Limited partners' net income
     (loss) per limited
     partnership interest......  $   (14.49)  $   (16.10)  $    39.92     $    (9.72)  $    (6.79)
                                 ==========   ==========   ==========     ==========   ==========
  Limited partners' cash
     distributions per limited
     partnership interest......  $     9.31   $    24.14   $    36.01(a)  $    18.65   $    18.10
                                 ==========   ==========   ==========     ==========   ==========
AT YEAR END:
  Total assets.................  $1,270,446   $1,871,158   $2,817,583     $2,721,276   $3,421,144
                                 ==========   ==========   ==========     ==========   ==========

---------------

(a) Including litigation settlement of $.81 per limited partnership interest in 1996.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  1998 compared to 1997

     The Partnership's 1998 oil and gas revenues decreased 35% to $807,421 from $1,244,727 in 1997. The decrease in revenues resulted from lower average prices received. In 1998, 51,039 barrels of oil, 13,328 barrels of natural gas liquids ("NGLs") and 56,240 mcf of gas were sold, or 73,740 barrel of oil equivalents ("BOEs"). In 1997, 53,651 barrels of oil, 6,067 barrels of NGLs and 88,478 mcf of gas were sold, or 74,464 BOEs. Due to the decline characteristics of the Partnership's oil and gas properties, management expects a certain amount of decline in production in the future until the Partnership's economically recoverable reserves are fully depleted.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. Effective September 30, 1997, as a result of the merger with Mesa, the managing general partner accounts for processed natural gas production in two components: natural gas liquids and dry residue gas. As a result of the change in the managing general partner's policy, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, separate product volumes will not be comparable for periods prior to September 30, 1997. Also, prices for gas products will not be comparable as the price per mcf for natural gas for the year ended December 31, 1998 is the price received for dry residue gas and the price per mcf for natural gas produced prior to October 1997 was presented as a price for wet gas (i.e., natural gas liquids combined with dry residue gas).

     The average price received per barrel of oil decreased $6.06, or 32%, from $19.10 in 1997 to $13.04 in 1998. The average price received per barrel of NGLs decreased $3.20, or 37%, from $8.66 in 1997 to $5.46 in 1998. The average price received per mcf of gas decreased 35% from $1.90 in 1997 to $1.23 in 1998. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1998.

     The $24,040 gain on disposition of assets for 1998 resulted from $29,099 in salvage income received during 1998 on properties that were plugged and abandoned in prior years, offset by a $5,059 loss on the abandonment of two oil and gas wells and one saltwater disposal well. The $73,308 loss on disposition of assets for 1997 resulted from $90,257 loss on the abandonment of six oil and gas wells, offset by $15,512 in salvage income received during 1997 on properties that were plugged and abandoned in prior years, along with $1,437 proceeds received from the sale of an overriding royalty interest.

     Total costs and expenses decreased in 1998 to $1,202,296 as compared to $1,587,903 in 1997, a decrease of $385,607, or 24%. The decrease was due to declines in the impairment of oil and gas properties, production costs and general and administrative expenses ("G&A"), offset by increases in abandoned property costs and depletion.

     Production costs were $682,634 in 1998 and $886,475 in 1997, resulting in a $203,841 decrease, or 23%. The decrease was due to reductions in workover expenses, well maintenance costs, and lower production taxes due to declines in oil and gas revenues.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 43%, from $42,687 in 1997 to $24,223 in 1998. The Partnership paid the managing general partner $10,723 in 1998 and $25,969 in 1997 for G&A incurred on behalf of the Partnership. G&A is allocated, in part, to the Partnership by the managing general partner. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the managing general partner reviews the Partnership's oil and gas properties for impairment whenever events or circumstances indicate a decline in the recoverability of the carrying value of the Partnership's assets may have occurred. Declining commodity prices prompted impairment reviews in 1998 and 1997. As a result of the review and evaluation of its long-lived assets for impairment, the Partnership recognized non-cash charges of $37,388 and $420,264 related to its oil and gas properties during 1998 and 1997, respectively.

     Depletion was $383,398 in 1998 compared to $194,175 in 1997, representing an increase of $189,223. This increase was the result of a decline in proved reserves during 1998 due to the lower commodity prices, offset by a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1997 and a reduction in oil production of 2,612 barrels for the period ended December 31, 1998 compared to the same period in 1997.

     Abandoned property costs of $74,653 and $44,302 were incurred on the abandonment of several properties in 1998 and 1997, respectively.

  1997 compared to 1996

     The Partnership's 1997 oil and gas revenues decreased 30% to $1,244,727 from $1,772,612 in 1996. The decrease in revenues resulted from declines in production and lower average prices received. In 1997, 53,651 barrels of oil, 6,067 barrels of NGLs and 88,478 mcf of gas were sold, or 74,464 BOEs. In 1996, 68,916 barrels of oil and 139,267 mcf of gas were sold, or 92,127 BOEs.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. As is described above in "Results of Operations -- 1998 compared to 1997", the Partnership changed its method of accounting for processed natural gas to a dry gas basis in the fourth quarter of 1997. As a result of this change, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, 1997 and 1996 separate product volumes are not comparable.

     The declines in production volumes were primarily attributable to the decline characteristics of the Partnership's oil and gas properties.

     The average price received per barrel of oil decreased $2.58, or 12%, from $21.68 in 1996 to $19.10 in 1997. The average price received per barrel of NGLs was $8.66. The average price received per mcf of gas decreased 5% from $2.00 in 1996 to $1.90 in 1997.

     Loss on disposition of assets of $73,308 for 1997 resulted from a loss on the abandonment of oil and gas wells, offset by salvage income on properties that were plugged and abandoned in prior years, along with proceeds received from the sale of an overriding royalty interest. The gain on disposition of assets of $406,876 for 1996 resulted from a $372,435 gain on the sale of six oil and gas wells and one saltwater disposal well and $26,126 in salvage income received during 1996 on properties that were plugged and abandoned in prior years, along with an $8,315 gain on the abandonment of four oil and gas wells and two saltwater disposal wells during 1996.

     On April 29, 1996, Southmark Corporation, Pioneer USA and the Partnership entered into a final $7.4 million settlement agreement with Jack N. Price resolving all outstanding litigation between the parties. As a result, all of the pending lawsuits and judgments have been dismissed, the supersedeas bond released, and the Reserve released as collateral. On June 28, 1996, a final distribution was made to the working interest owners of $19,935 which included $19,736, or $.81 per limited partnership interest, to the Partnership and its partners.

     Total costs and expenses increased in 1997 to $1,587,903 as compared to $1,234,335 in 1996, an increase of $353,568, or 29%. The increase was due to the impairment of oil and gas properties during 1997 and an increase in depletion, offset by reductions in production costs, G&A and abandoned property costs.

     Production costs were $886,475 in 1997 and $900,861 in 1996, resulting in a $14,386 decrease. The decrease was due to reductions in well maintenance costs and lower production taxes, offset by an increase in workover expenses.

     During this period, G&A decreased, in aggregate, 27%, from $58,525 in 1996 to $42,687 in 1997. The Partnership paid the managing general partner $25,969 in 1997 and $43,261 in 1996 for G&A incurred on behalf of the Partnership.

     The Partnership recognized non-cash SFAS 121 impairment provisions of $420,264 and $39,087 related to its oil and gas properties during the fourth quarters of 1997 and 1996, respectively.

     Depletion was $194,175 in 1997 compared to $182,706 in 1996, representing an increase of $11,469, or 6%. This increase was primarily attributable to the decrease in oil reserves during 1997 as a result of lower commodity prices, offset by a decline in oil production of 15,265 barrels for 1997 as compared to 1996.

     Abandoned property costs of $44,302 and $53,156 were incurred on the abandonment of several properties in 1997 and 1996, respectively.

IMPACT OF INFLATION AND CHANGING PRICES ON SALES AND NET INCOME

     Inflation impacts the fixed overhead rate charges of the lease operating expenses for the Partnership. During 1998, the annual change in the index of average weekly earnings of crude petroleum and gas production workers issued by the U.S. Department of Labor, Bureau of Labor Statistics increased (effective April 1, 1998) 10.3%. The 1997 annual change in average weekly earnings increased by 2%. The 1996 index increased 4.1%. The impact of inflation for other lease operating expenses is small due to the current economic condition of the oil industry.

     The oil and gas industry experienced volatility during the past decade because of the fluctuation of the supply of most fossil fuels relative to the demand for such products and other uncertainties in the world energy markets causing significant fluctuations in oil and gas prices. During 1998, the price per barrel for oil production similar to the Partnership's ranged from approximately $9.50 to $15.50. During most of 1997 and 1996, the Partnership benefitted from higher oil prices as compared to previous years. However, during the fourth quarter of 1997, oil prices began a downward trend that has continued into March 1999. On March 8, 1999, the market price for West Texas intermediate crude was $11.00 per barrel. A continuation of the current commodity price environment will continue to have an adverse effect on the Partnership's revenues, operating cash flow and distributions and could result in additional decreases in the carrying value of the Partnership's oil and gas properties.

     Prices for natural gas are subject to ordinary seasonal fluctuations, and this volatility of natural gas prices may result in production being curtailed and, in some cases, wells being completely shut-in.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $303,124 during the year ended December 31, 1998 from the year ended December 31, 1997. The decrease was primarily due to declines in oil and gas sales receipts and an increase in abandonment costs, offset by declines in production costs and G&A expenses paid.

  Net Cash Provided by Investing Activities

     The Partnership's investing activities during 1998 and 1997 were related to the addition of oil and gas equipment on active properties.

     Proceeds from disposition of assets of $83,839 for 1998 were comprised of $77,842 from salvage income from the disposal of oil and gas equipment on abandoned properties and $5,997 from the equipment credits received on active properties. Proceeds from disposition of assets of $65,165 recognized during 1997 consisted of $63,728 from salvage income from the disposal of oil and gas equipment on abandoned properties and proceeds of $1,437 from the sale of an overriding royalty interest.

  Net Cash Used in Financing Activities

     Cash was sufficient in 1998 for distributions to the partners of $229,684 of which $2,297 was distributed to the managing general partner and $227,387 to the limited partners. In 1997, cash was sufficient for distributions to the partners of $595,687 of which $5,957 was distributed to the managing general partner and $589,730 to the limited partners.

     The current commodity price environment will continue to impact the distributions and could result in limited or no distributions to the partners.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     The assessment phase of the managing general partner's Year 2000 project is at varying stages of completion as it pertains to information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the assessment phase is approximately 86% complete, on a worldwide basis, and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     The managing general partner expects to complete the assessment phase of its Year 2000 project by the end of the first quarter of 1999 but is being delayed by limited responses received on inquiries made of third party businesses. To date, the managing general partner has distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 37% of those inquiries.

     The remedial phase of the managing general partner's Year 2000 project is also at varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the remedial phase is approximately 54% complete, on a worldwide basis, subject to the continuing results of the third party inquiry assessments and the testing phase. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and is currently testing this system for Year 2000 compliance. The remediation of non-information technology is expected to be completed during July 1999. The managing general partner's Year 2000 remedial actions have not significantly delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of the Artesia system upgrades by March 1999 and all other information technology systems and non-information technology remediation by the end of the third quarter of 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. The managing general partner intends to use its working capital to pay for the costs of the Year 2000 projects. As of December 31, 1998, the managing general partner's total costs incurred on the Year 2000 problem were $1.8 million, of which $200 thousand were incurred to replace non-compliant systems. The managing general partner will allocate a portion of the costs of the Year 2000 programming charges to the Partnership in accordance with the general and administration allocation. (See Note 2 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".)

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the assessment phase of the managing general partner's Year 2000 project, contingency plans are being designed to mitigate the exposures to mission-critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Financial Statements of Parker & Parsley Producing
  Properties 87-A, Ltd:
  Independent Auditors' Report -- Ernst & Young LLP.........   10
  Independent Auditors' Report -- KPMG LLP..................   11
  Balance Sheets as of December 31, 1998 and 1997...........   12
  Statements of Operations for the Years Ended December 31,
     1998, 1997 and 1996....................................   13
  Statements of Partners' Capital for the Years Ended
     December 31, 1998, 1997 and 1996.......................   14
  Statements of Cash Flows for the Years Ended December 31,
     1998, 1997 and 1996....................................   15
  Notes to Financial Statements.............................   16

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley Producing Properties 87-A, Ltd.
(A Texas Limited Partnership):

     We have audited the balance sheet of Parker & Parsley Producing Properties 87-A, Ltd. as of December 31, 1998, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley Producing Properties 87-A, Ltd. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

Dallas, Texas
March 15, 1999

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley Producing Properties 87-A, Ltd.
(A Texas Limited Partnership):

     We have audited the financial statements of Parker & Parsley Producing Properties 87-A, Ltd. as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley Producing Properties 87-A, Ltd. as of December 31, 1997, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Midland, Texas
March 20, 1998

                PARKER & PARSLEY PRODUCING PROPERTIES 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                  DECEMBER 31

                                     ASSETS

                                                                 1998          1997
                                                              -----------   -----------
Current assets:
  Cash......................................................  $   183,223   $   219,515
  Accounts receivable -- oil and gas sales..................      115,182       210,508
                                                              -----------   -----------
          Total current assets..............................      298,405       430,023
                                                              -----------   -----------
  Oil and gas properties -- at cost, based on the successful
     efforts accounting method..............................    5,871,539     6,060,618
  Accumulated depletion.....................................   (4,899,498)   (4,619,483)
                                                              -----------   -----------
          Net oil and gas properties........................      972,041     1,441,135
                                                              -----------   -----------
                                                              $ 1,270,446   $ 1,871,158
                                                              ===========   ===========

                           LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $    33,013   $    46,559
Partners' capital:
  Managing general partner..................................       13,615        19,487
  Limited partners (24,426 interests).......................    1,223,818     1,805,112
                                                              -----------   -----------
                                                                1,237,433     1,824,599
                                                              -----------   -----------
                                                              $ 1,270,446   $ 1,871,158
                                                              ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                PARKER & PARSLEY PRODUCING PROPERTIES 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998         1997         1996
                                                           ----------   ----------   ----------
Revenues:
  Oil and gas............................................  $  807,421   $1,244,727   $1,772,612
  Interest...............................................      13,353       19,187       19,789
  Litigation settlement..................................          --           --       19,935
  Gain (loss) on disposition of assets...................      24,040      (73,308)     406,876
                                                           ----------   ----------   ----------
                                                              844,814    1,190,606    2,219,212
                                                           ----------   ----------   ----------
Costs and expenses:
  Oil and gas production.................................     682,634      886,475      900,861
  General and administrative.............................      24,223       42,687       58,525
  Impairment of oil and gas properties...................      37,388      420,264       39,087
  Depletion..............................................     383,398      194,175      182,706
  Abandoned property.....................................      74,653       44,302       53,156
                                                           ----------   ----------   ----------
                                                            1,202,296    1,587,903    1,234,335
                                                           ----------   ----------   ----------
Net income (loss)........................................  $ (357,482)  $ (397,297)  $  984,877
                                                           ==========   ==========   ==========
Allocation of net income (loss):
  Managing general partner...............................  $   (3,575)  $   (3,973)  $    9,849
                                                           ==========   ==========   ==========
  Limited partners.......................................  $ (353,907)  $ (393,324)  $  975,028
                                                           ==========   ==========   ==========
Net income (loss) per limited partnership interest.......  $   (14.49)  $   (16.10)  $    39.92
                                                           ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                PARKER & PARSLEY PRODUCING PROPERTIES 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                        STATEMENTS OF PARTNERS' CAPITAL

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Partners' capital at January 1, 1996.......................  $28,454    $2,692,822   $2,721,276
  Distributions............................................   (8,886)     (879,684)    (888,570)
  Net income...............................................    9,849       975,028      984,877
                                                             -------    ----------   ----------
Partners' capital at December 31, 1996.....................   29,417     2,788,166    2,817,583
  Distributions............................................   (5,957)     (589,730)    (595,687)
  Net loss.................................................   (3,973)     (393,324)    (397,297)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1997.....................   19,487     1,805,112    1,824,599
  Distributions............................................   (2,297)     (227,387)    (229,684)
  Net loss.................................................   (3,575)     (353,907)    (357,482)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1998.....................  $13,615    $1,223,818   $1,237,433
                                                             =======    ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                PARKER & PARSLEY PRODUCING PROPERTIES 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998        1997        1996
                                                            ---------   ---------   ---------
Cash flows from operating activities:
  Net income (loss).......................................  $(357,482)  $(397,297)  $ 984,877
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Impairment of oil and gas properties.................     37,388     420,264      39,087
     Depletion............................................    383,398     194,175     182,706
     (Gain) loss on disposition of assets.................    (24,040)     73,308    (406,876)
  Changes in assets and liabilities:
     Accounts receivable..................................     95,326     155,826     (94,936)
     Accounts payable.....................................    (13,546)    (22,108)   (144,265)
                                                            ---------   ---------   ---------
          Net cash provided by operating activities.......    121,044     424,168     560,593
                                                            ---------   ---------   ---------
Cash flows from investing activities:
  Additions to oil and gas equipment......................    (11,491)     (1,574)         --
  Proceeds from disposition of assets.....................     83,839      65,165     521,840
                                                            ---------   ---------   ---------
          Net cash provided by investing activities.......     72,348      63,591     521,840
                                                            ---------   ---------   ---------
Cash flows from financing activities:
  Cash distributions to partners..........................   (229,684)   (595,687)   (888,570)
                                                            ---------   ---------   ---------
Net increase (decrease) in cash...........................    (36,292)   (107,928)    193,863
Cash at beginning of year.................................    219,515     327,443     133,580
                                                            ---------   ---------   ---------
Cash at end of year.......................................  $ 183,223   $ 219,515   $ 327,443
                                                            =========   =========   =========

   The accompanying notes are an integral part of these financial statements.

                PARKER & PARSLEY PRODUCING PROPERTIES 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley Producing Properties 87-A, Ltd. (the "Partnership") is a limited partnership organized in 1987 under the laws of the State of Texas. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger.

     The Partnership engages primarily in oil and gas production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Oil and gas properties -- The Partnership utilizes the successful efforts method of accounting for its oil and gas properties and equipment. Under this method, all costs associated with productive wells and nonproductive development wells are capitalized while nonproductive exploration costs are expensed. Capitalized costs relating to proved properties are depleted using the unit-of-production method on a property-by-property basis based on proved oil (dominant mineral) reserves as determined by the engineering staff of Pioneer USA, the Partnership's managing general partner, and reviewed by independent petroleum consultants. The carrying amounts of properties sold or otherwise disposed of and the related allowances for depletion are eliminated from the accounts and any gain or loss is included in operations.

     Impairment of long-lived assets -- In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the Partnership reviews its long-lived assets to be held and used on an individual property basis, including oil and gas properties accounted for under the successful efforts method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows is less than the carrying amount of the assets. In this circumstance, the Partnership recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

     Use of estimates in the preparation of financial statements -- Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Net income (loss) per limited partnership interest -- The net income (loss) per limited partnership interest is calculated by using the number of outstanding limited partnership interests.

     Income taxes -- A Federal income tax provision has not been included in the financial statements as the income of the Partnership is included in the individual Federal income tax returns of the respective partners.

                PARKER & PARSLEY PRODUCING PROPERTIES 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Statements of cash flows -- For purposes of reporting cash flows, cash includes depository accounts held by banks.

     General and administrative expenses -- General and administrative expenses are allocated in part to the Partnership by the managing general partner or its affiliates. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     Reclassifications -- Certain reclassifications may have been made to the 1997 and 1996 financial statements to conform to the 1998 financial statement presentations.

     Environmental -- The Partnership is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Partnership to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of the cash payments for the liability or component are fixed or reliably determinable. No such liabilities have been accrued as of December 31, 1998.

     Revenue recognition -- The Partnership uses the entitlements method of accounting for crude oil and natural gas revenues.

     Reporting comprehensive income -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") establishes standards for the reporting and display of comprehensive income (loss) and its components in a full set of general purpose financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Partnership has no items of other comprehensive income (loss), as defined by SFAS No. 130. Consequently, the provisions of SFAS No. 130 do not apply to the Partnership.

NOTE 3. IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS 121, the Partnership reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of the carrying value of the Partnership's oil and gas properties. Based upon a decline in the Partnership's outlook for future commodity prices, the Partnership has estimated the expected future cash flows of its oil and gas properties as of December 31, 1998, 1997 and 1996, and compared such estimated future cash flows to the respective carrying amount of the oil and gas properties to determine if the carrying amounts were likely to be recoverable. For those proved oil and gas properties for which the carrying amount exceeded the estimated future cash flows, an impairment was determined to exist; therefore, the Partnership adjusted the carrying amount of those oil and gas properties to their fair value as determined by discounting their expected future cash flows at a discount rate commensurate with the risks involved in the industry. As a result, the Partnership recognized non-cash impairment provisions of $37,388, $420,264 and $39,087 related to its proved oil and gas properties during 1998, 1997 and 1996, respectively.

                PARKER & PARSLEY PRODUCING PROPERTIES 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. INCOME TAXES

     The financial statement basis of the Partnership's net assets and liabilities was $1,401,783 less than the tax basis at December 31, 1998.

     The following is a reconciliation of net income (loss) per statements of operations with the net income (loss) per Federal income tax returns for the years ended December 31:

                                                      1998        1997         1996
                                                    ---------   ---------   ----------
Net income (loss) per statements of operations....  $(357,482)  $(397,297)  $  984,877
Depletion and depreciation provisions for tax
  reporting purposes (greater than) less than
  amounts for financial reporting purposes........    (84,454)       (884)      52,744
Impairment of oil and gas properties for financial
  reporting purposes..............................     37,388     420,264       39,087
Other, net........................................      4,922      99,981      (50,161)
                                                    ---------   ---------   ----------
          Net income (loss) per Federal income tax
            returns...............................  $(399,626)  $ 122,064   $1,026,547
                                                    =========   =========   ==========

NOTE 5. OIL AND GAS PRODUCING ACTIVITIES

     The following is a summary of the net costs incurred, whether capitalized or expensed, related to the Partnership's oil and gas producing activities for the years ended December 31:

                                                         1998       1997       1996
                                                        -------   --------   --------
Property acquisition costs............................  $11,491   $(27,011)  $(39,070)
                                                        =======   ========   ========
Development costs.....................................  $    --   $  9,157   $  2,494
                                                        =======   ========   ========

     Capitalized oil and gas properties consist of the following:

                                                                1998          1997
                                                             -----------   -----------
Proved properties:
  Property acquisition costs...............................  $ 5,194,307   $ 5,383,386
  Completed wells and equipment............................      677,232       677,232
                                                             -----------   -----------
                                                               5,871,539     6,060,618
Accumulated depletion......................................   (4,899,498)   (4,619,483)
                                                             -----------   -----------
          Net capitalized costs............................  $   972,041   $ 1,441,135
                                                             ===========   ===========

NOTE 6. RELATED PARTY TRANSACTIONS

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $292,539   $334,692   $357,101
Reimbursement of general and administrative
  expenses...........................................  $ 10,723   $ 25,969   $ 43,261

                PARKER & PARSLEY PRODUCING PROPERTIES 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Pioneer USA, P&P Employees Producing Properties 87-A ("EMPL") and the Partnership are parties to the Program agreement. EMPL is a general partnership organized for the benefit of certain employees of Pioneer USA.

     The costs and revenues of the Program are allocated to Pioneer USA, EMPL and the Partnership as follows:

                                                             PIONEER USA(1)
                                                                AND EMPL      PARTNERSHIP
                                                             --------------   -----------
Revenues:
  Revenues from oil and gas production, proceeds from sales
     of producing properties and all other revenues:
  Before payout............................................     4.040405%      95.959595%
  After payout.............................................    19.191920%      80.808080%
Costs and expenses:
  Property acquisition costs, operating costs, general and
     administrative expenses and other costs:
  Before payout............................................     4.040405%      95.959595%
  After payout.............................................    19.191920%      80.808080%

---------------

(1) Excludes Pioneer USA's 1% general partner ownership which is allocated at the Partnership level and 86 limited partner interests owned by Pioneer USA.

NOTE 7. OIL AND GAS INFORMATION (UNAUDITED)

     The following table presents information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities during the years then ended. Due to a change in the accounting policy of the managing general partner in 1997, the Partnership began accounting for processed natural gas production in two components: processed natural gas liquids ("NGLs") and dry residue gas. NGLs are reflected in "Oil and NGLs" in the table below. All of the Partnership's reserves are proved developed and located within the United States. The Partnership's reserves are based on an evaluation prepared by the engineering staff of Pioneer USA and reviewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant, using criteria established by

                PARKER & PARSLEY PRODUCING PROPERTIES 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

the Securities and Exchange Commission. Reserve value information is available to limited partners pursuant to the Partnership agreement and, therefore, is not presented.

                                                              OIL AND NGLS      GAS
                                                                 (BBLS)        (MCF)
                                                              ------------   ----------
Net proved reserves at January 1, 1996......................     767,049      2,738,573
Revisions...................................................     141,927        456,136
Sale of reserves............................................     (28,078)      (145,763)
Production..................................................     (68,916)      (139,267)
                                                                --------     ----------
Net proved reserves at December 31, 1996....................     811,982      2,909,679
Revisions...................................................     (32,475)    (1,824,446)
Production..................................................     (59,718)       (88,478)
                                                                --------     ----------
Net proved reserves at December 31, 1997....................     719,789        996,755
Revisions...................................................    (302,841)      (385,883)
Production..................................................     (64,367)       (56,240)
                                                                --------     ----------
Net proved reserves at December 31, 1998....................     352,581        554,632
                                                                ========     ==========

     As of December 31, 1998, the estimated present value of future net revenues of proved reserves, calculated using December 31, 1998 prices of $10.61 per barrel of oil, $5.08 per barrel of NGLs and $1.34 per mcf of gas, discounted at 10% was approximately $639,000 and undiscounted was $962,000.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves. The Partnership emphasizes that reserve estimates are inherently imprecise and, accordingly, the estimates are expected to change as future information becomes available.

NOTE 8. MAJOR CUSTOMERS

     The following table reflects the major customers of the Partnership's oil and gas sales (a major customer is defined as a customer whose sales exceed 10% of total sales) during the years ended December 31:

                                                              1998   1997   1996
                                                              ----   ----   ----
Genesis Crude Oil, L.P. ....................................  66%    65%    66%
Phillips Petroleum Company..................................  16%    17%    17%

     At December 31, 1998, the amounts receivable from Genesis Crude Oil, L.P. and Phillips Petroleum Company were $43,600 and $15,986, respectively, which are included in the caption "Accounts receivable -- oil and gas sales" in the accompanying Balance Sheet.

     The Partnership's share of oil and gas production is sold to various purchasers. Pioneer USA is of the opinion that the loss of any one purchaser would not have an adverse effect on the ability of the Partnership to sell its oil and gas production.

                PARKER & PARSLEY PRODUCING PROPERTIES 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 9. ORGANIZATION AND OPERATIONS

     The Partnership was organized October 1, 1987 as a limited partnership under the Texas Uniform Limited Partnership Act for the purpose of acquiring producing properties. The following is a brief summary of the more significant provisions of the limited partnership agreement:

          Managing general partner -- The managing general partner of the Partnership is Pioneer USA. Pioneer USA has the power and authority to manage, control and administer all Partnership affairs. As managing general partner and operator of the Partnership's properties, all production expenses are incurred by Pioneer USA and billed to the Partnership and a portion of revenue is initially received by Pioneer USA prior to being paid to the Partnership. Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues.

          Limited partner liability -- The maximum amount of liability of any limited partner is the total contributions of such partner plus his share of any undistributed profits.

          Initial capital contributions -- The limited partners entered into subscription agreements for aggregate capital contributions of $12,213,000. Pioneer USA is required to contribute amounts equal to 1% of initial Partnership capital less commission and organization and offering costs allocated to the limited partners and to contribute amounts necessary to pay costs and expenses allocated to it under the Partnership agreement to the extent its share of revenues does not cover such costs.

NOTE 10. DISPOSITION OF ASSETS

     The gain on disposition of assets of $24,040 recognized in 1998 resulted from $29,099 in salvage income received during 1998 on properties that were plugged and abandoned in prior years, offset by a $5,059 loss on the abandonment of two oil and gas wells and one saltwater disposal well. The loss on disposition of assets of $73,308 recognized during 1997 was primarily due to the abandonment of six oil and gas wells. During 1996, gain on disposition of assets primarily resulted from a gain of $372,435 realized from the sale of six oil and gas wells and one saltwater disposal well. The gain resulted from proceeds received from the sale of $436,821 less the write-off of remaining capitalized well costs of $64,386.

ITEM 9.CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP

     The Partnership does not have any officers or directors. Under the limited partnership agreement, the Partnership's managing general partner, Pioneer USA, is granted the exclusive right and full authority to manage, control and administer the Partnership's business.

     Set forth below are the names, ages and positions of the directors and executive officers of Pioneer USA. Directors of Pioneer USA are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

                                        AGE AT
                                     DECEMBER 31,
NAME                                     1998                    POSITION
----                                 ------------                --------
Scott D. Sheffield.................    46           President and Director
Timothy L. Dove....................    42           Executive Vice President and
                                                    Director
Dennis E. Fagerstone...............    49           Executive Vice President and
                                                    Director
Mark L. Withrow....................    51           Executive Vice President, General
                                                      Counsel and Director
M. Garrett Smith...................    37           Executive Vice President, Chief
                                                      Financial Officer and Director
Mel Fischer(a).....................    64           Executive Vice President
Lon C. Kile........................    43           Executive Vice President
Rich Dealy.........................    32           Vice President and Chief Accounting
                                                      Officer

---------------

(a) Mr. Fischer was a director and officer until his retirement from Pioneer and Pioneer USA on February 19, 1999.

     Scott D. Sheffield. Mr. Sheffield is a distinguished graduate of The University of Texas with a B.S. in Petroleum Engineering. Since August 1997, he has served as President, Chief Executive Officer and a director of Pioneer and President and a director of Pioneer USA. Mr. Sheffield was the President and a director of Parker & Parsley from May 1990 until August 1997 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley from October 1990 until August 1997. He was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. He served as Vice President -- Engineering of PPDC from September 1981 until April 1985 when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove became Executive Vice President -- Business Development of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Prior to joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp, in various capacities in international exploration and production, marketing, refining and marketing and planning and development. Mr. Dove earned a B.S. in Mechanical Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. He served as Executive Vice President and Chief Operating Officer of Mesa from March 1, 1997 until August 1997. From October 1996 to February 1997, Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa and from May 1991 to October 1996, he served as Vice President -- Exploration and Production of Mesa. From June 1988 to May 1991, Mr. Fagerstone served as Vice President -- Operations of Mesa.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a B.S. in Accounting and Texas Tech University with a Juris Doctorate degree, became Executive Vice President, General Counsel and Secretary of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Withrow was Vice President -- General Counsel of Parker & Parsley from January 1991, when he joined Parker & Parsley, to January 1995, when he was appointed Senior Vice President -- General Counsel. He was Parker & Parsley's Secretary from August 1992 until August 1997. Prior to joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     M. Garrett Smith. Mr. Smith, a graduate of The University of Texas with a B.S. in Electrical Engineering and Southern Methodist University with an M.B.A., was appointed Executive Vice President and Chief Financial Officer of Pioneer in December 1997. He served as Senior Vice President -- Finance of Pioneer from August 1997 until December 1997. Mr. Smith was elected Senior Vice President -- Finance and a director of Pioneer USA in August 1997. He served as Vice President -- Corporate Acquisitions of Mesa from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of Mesa and from 1994 to 1996 he served as Director of Financial Planning of Mesa. Mr. Smith was employed by BTC Partners, Inc. (a former financial advisor to Mesa) from 1989 to 1994.

     Mel Fischer. Mr. Fischer, a graduate of the University of California at Berkeley with a Masters degree in Geology, became Executive Vice
President -- Worldwide Exploration of Pioneer and Pioneer USA in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997 and was Executive Vice President -- Worldwide Exploration for Parker & Parsley from February 1997 to August 1997. Mr. Fischer retired from Pioneer and Pioneer USA effective February 15, 1999. He worked in the petroleum industry for 32 years, starting as a Petroleum Geologist with Texaco in 1962, and retiring as President, Occidental International Exploration and Production Company in March 1994. For the 10 years prior to becoming President of Occidental International, he served as Executive Vice President, World Wide Exploration with Occidental Oil and Gas Corporation. He is a registered geologist in the State of California, a member of the American Association of Petroleum Geologists and an emeritus member of the Board of Advisors for the Earth Sciences Research Institute at the University of Utah.

     Lon C. Kile. Mr. Kile, a graduate of Oklahoma State University with a B.B.A. in Accounting, became Executive Vice President of Pioneer and Pioneer USA in August 1997. Mr. Kile was Senior Vice President -- Investor Relations from October 1996 to August 1997. Previously, he served as Vice President and Manager of the Mid-Continent Division, Vice President -- Equity Finance & Analysis and Vice President -- Marketing & Program Administration. Prior to joining Parker & Parsley in 1985, he was employed as Supervisor -- Senior, Audit, in charge of Parker & Parsley's audit, with Arthur Young.

     Rich Dealy. Mr. Dealy is a graduate of Eastern New Mexico University with a B.B.A. in Accounting and Finance and is a Certified Public Accountant. He became Vice President and Chief Accounting Officer of Pioneer and Pioneer USA in February 1998. Mr. Dealy served as Controller of Pioneer USA from August 1997 to February 1998. He served as Controller of Parker & Parsley from August 1995 to August 1997. Mr. Dealy joined Parker & Parsley as an Accounting Manager in July, 1992. He was previously employed with KPMG Peat Marwick as an Audit Senior, in charge of Parker & Parsley's audit.

ITEM 11. EXECUTIVE COMPENSATION

     The Partnership does not have any directors or officers. Management of the Partnership is vested in Pioneer USA, the managing general partner. The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Under the limited partnership agreement, Pioneer USA pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, Pioneer USA is allocated 1% of the Partnership's revenues. See Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" for information regarding fees and reimbursements paid to the managing general partner or its affiliates by the Partnership.

     The Partnership does not directly pay any salaries of the executive officers of Pioneer USA, but does pay a portion of Pioneer USA's general and administrative expenses of which these salaries are a part. See Note 6 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  (a) Beneficial owners of more than five percent

     The Partnership is not aware of any person who beneficially owns 5% or more of the outstanding limited partnership interests of the Partnership. Pioneer USA owned 86 limited partnership interests at January 1, 1999.

  (b) Security ownership of management

     The Partnership does not have any officers or directors. The managing general partner of the Partnership, Pioneer USA, has the exclusive right and full authority to manage, control and administer the Partnership's business. Under the limited partnership agreement, limited partners holding a majority of the outstanding limited partnership interests have the right to take certain actions, including the removal of the managing general partner or any other general partner. The Partnership is not aware of any current arrangement or activity which may lead to such removal. The Partnership is not aware of any officer of director of Pioneer USA who beneficially owns limited partnership interests in the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Transactions with the managing general partner or its affiliates

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $292,539   $334,692   $357,101
Reimbursement of general and administrative
  expenses...........................................  $ 10,723   $ 25,969   $ 43,261

     Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues. Also, see Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data", regarding the Partnership's participation with the managing general partner in oil and gas activities of the Program.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

  (a) 1. Financial statements

     The following are filed as part of this annual report:

          Independent Auditors' Report -- Ernst & Young LLP

          Independent Auditors' Report -- KPMG LLP

          Balance sheets as of December 31, 1998 and 1997

          Statements of operations for the years ended December 31, 1998, 1997 and 1996

          Statements of partners' capital for the years ended December 31, 1998, 1997 and 1996

          Statements of cash flows for the years ended December 31, 1998, 1997 and 1996

          Notes to financial statements

  2. Financial statement schedules

     All financial statement schedules have been omitted since the required information is in the financial statements or notes thereto, or is not applicable nor required.

  (b) Reports on Form 8-K

     None.

  (c) Exhibits

     The exhibits listed on the accompanying index to exhibits are filed or incorporated by reference as part of this annual report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PARKER & PARSLEY PRODUCING
                                            PROPERTIES 87-A, LTD.

                                            By: Pioneer Natural Resources USA,
                                                Inc.
                                                Managing General Partner

                                            By:   /s/ SCOTT D. SHEFFIELD
                                              ----------------------------------
                                                     Scott D. Sheffield,
                                                          President

Dated: March 29, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


             /s/ SCOTT D. SHEFFIELD               President and Director of Pioneer     March 29, 1999
------------------------------------------------    USA
               Scott D. Sheffield

              /s/ TIMOTHY L. DOVE                 Executive Vice President and          March 29, 1999
------------------------------------------------    Director of Pioneer USA
                Timothy L. Dove

            /s/ DENNIS E. FAGERSTONE              Executive Vice President and          March 29, 1999
------------------------------------------------    Director of Pioneer USA
              Dennis E. Fagerstone

              /s/ MARK L. WITHROW                 Executive Vice President, General     March 29, 1999
------------------------------------------------    Counsel and Director of Pioneer
                Mark L. Withrow                     USA

              /s/ M. GARRETT SMITH                Executive Vice President, Chief       March 29, 1999
------------------------------------------------    Financial Officer and Director of
                M. Garrett Smith                    Pioneer USA

                /s/ LON C. KILE                   Executive Vice President of Pioneer   March 29, 1999
------------------------------------------------    USA
                  Lon C. Kile

                 /s/ RICH DEALY                   Vice President and Chief Accounting   March 29, 1999
------------------------------------------------    Officer of Pioneer USA
                   Rich Dealy

                PARKER & PARSLEY PRODUCING PROPERTIES 87-A, LTD.

                               INDEX TO EXHIBITS

     The following documents are incorporated by reference in response to Item 14(c):

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------

          3(a)           -- Amended and Restated Certificate of Limited Partnership
                            of Parker & Parsley Producing Properties 87-A, Ltd.
                            incorporated by reference to Exhibit 3a of Amendment No.
                            1 of the Partnership's Registration Statement on Form S-1
                            (Registration No. 33-11193)
          4(a)           -- Agreement of Limited Partnership of Parker & Parsley
                            Producing Properties 87-A, Ltd. incorporated by reference
                            to Exhibit A of Amendment No. 1 of the Partnership's
                            Registration Statement on Form S-1 (Registration No.
                            33-11193)
          4(b)           -- Subscription Agreement incorporated by reference to
                            Exhibit C of Amendment No. 1 of the Partnership's
                            Registration Statement on Form S-1 (Registration No.
                            33-11193)
          4(b)           -- Power of Attorney incorporated by reference to Exhibit B of Amendment No. 1 of the Partnership's Registration
                            Statement on Form S-1 (Registration No. 33-11193)
          4(c)           -- Specimen Certificate of Limited Partnership Interest
                            incorporated by reference to Exhibit 4c of the
                            Partnership's Registration Statement on Form S-1
                            (Registration No. 33-11193)
         10(b)           -- Program Agreement incorporated by reference to Exhibit B of Amendment No. 1 of the Partnership's Registration
                            Statement on Form S-1 (Registration No. 33-11193)
         27.1*           -- Financial Data Schedule
         99.1            -- Mutual Release and Indemnity Agreement dated May 25, 1993 incorporated by reference to Exhibit 99.1 of the
                            Partnership's Annual Report on Form 10-K for the year
                            ended December 31, 1993

---------------

*  Filed herewith

                PARKER & PARSLEY PRODUCING PROPERTIES 87-A, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)
                        DECEMBER 31, 1998, 1997 AND 1996

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

     The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing discounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rates to the difference.

     Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider probable reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                1998       1997       1996
                                                              --------   --------   ---------
                                                                      (IN THOUSANDS)
Oil and gas producing activities:
  Future cash inflows.......................................  $ 3,739    $13,330    $ 34,655
  Future production costs...................................   (2,777)    (8,525)    (19,483)
  Future development costs..................................       --         --         421
                                                              -------    -------    --------
                                                                  962      4,805      15,593
  10% annual discount factor................................     (323)    (2,058)     (7,776)
                                                              -------    -------    --------
  Standardized measure of discounted future net cash
     flows..................................................  $   639    $ 2,747    $  7,817
                                                              =======    =======    ========

                                                                YEAR ENDED DECEMBER 31,
                                                              ----------------------------
                                                               1998      1997       1996
                                                              -------   -------   --------
                                                                     (IN THOUSANDS)
Oil and Gas Producing Activities:
  Oil and gas sales, net of production costs................  $  (125)  $  (358)  $   (872)
  Net changes in prices and production costs................   (1,687)   (3,587)     3,128
  Extensions and discoveries................................       --        --         --
  Sales of minerals-in-place................................       --        --       (159)
  Purchases of minerals-in-place............................       --        --         --
  Revisions of estimated future development costs...........       --      (240)      (247)
  Revisions of previous quantity estimates and reserves
     added by development drilling..........................     (453)   (1,443)     2,259
  Accretion of discount.....................................      275       781        406
  Changes in production rates, timing and other.............     (118)     (223)      (761)
                                                              -------   -------   --------
  Change in present value of future net revenues............   (2,108)   (5,070)     3,754
                                                              -------   -------   --------
  Balance, beginning of year................................    2,747     7,817      4,063
                                                              -------   -------   --------
  Balance, end of year......................................  $   639   $ 2,747   $  7,817
                                                              =======   =======   ========

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                            SUPPLEMENTAL INFORMATION

                                       OF

            PARKER & PARSLEY 87-B, LTD., A TEXAS LIMITED PARTNERSHIP

                                       TO

            PROXY STATEMENT DATED                             , 1999

                             ----------------------

       THE DATE OF THIS SUPPLEMENT IS                             , 1999
                             ----------------------

     This document contains important information specific to Parker & Parsley
87-B, Ltd. and supplements the proxy statement dated             , 1999, of
Pioneer Natural Resources USA, Inc., by which Pioneer USA is soliciting proxies to be voted at a special meeting of limited partners of the partnerships described in the proxy statement. The purpose of the special meeting is for you to vote upon the merger of Parker & Parsley 87-B, Ltd. with and into Pioneer USA that, if completed, will result in your receiving cash for your partnership interests.

     This supplement contains the following information concerning Parker & Parsley 87-B, Ltd.:

     - A table containing:

        -- the aggregate initial investment by the limited partners

        -- the aggregate historical limited partner distributions through June
           30, 1999

        -- the merger value per $1,000 limited partner investment as of June 30,
           1999

        -- the merger value per $1,000 limited partner investment as a multiple of distributions for the 12 months ended June 30, 1999

        -- the book value per $1,000 limited partner investment as of June 30, 1999 and as of December 31, 1998 and

        -- the ordinary tax loss per $1,000 limited partner investment in year of initial investment

     - Quarterly Report on Form 10-Q for the six months ended June 30, 1999

     - Annual Report on Form 10-K for the year ended December 31, 1998

     - Disclosures about the partnership's oil and gas producing activities

                          PARKER & PARSLEY 87-B, LTD.

                         SUPPLEMENTAL INFORMATION TABLE

Aggregate Initial Investment by the Limited Partners(a).....  $20,089
Aggregate Historical Limited Partner Distributions through
  June 30, 1999(a)..........................................  $23,271
Merger Value per $1,000 Limited Partner Investment as of
  June 30, 1999(b)..........................................  $131.44
Merger Value per $1,000 Limited Partner Investment as a
  Multiple of Distributions for the 12 Months ended June 30,
  1999(b)...................................................    10.14times
Book Value per $1,000 Limited Partner Investment:
  -- as of June 30, 1999(b).................................  $142.92
  -- as of December 31, 1998(b).............................  $146.03
Ordinary Tax Loss per $1,000 Limited Partner Investment in
  Year of Initial Investment(b), (c)........................  $   445

---------------

(a)  Stated in thousands.

(b) Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

(c) Your ability to use your distributive share of the partnership's loss to offset your other income may have been subject to certain limitations at your level as a partner, and you may therefore wish to consult your tax advisor to determine the additional value, if any, actually realized by you in your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                        COMMISSION FILE NO. 33-12244-02

                          PARKER & PARSLEY 87-B, LTD.
             (Exact name of Registrant as specified in its charter)

                    TEXAS                                        75-2185706
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          PARKER & PARSLEY 87-B, LTD.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
                   PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS
     Balance Sheets as of June 30, 1999 and December 31,
      1998..................................................     3
     Statements of Operations for the three and six months
      ended June 30, 1999 and 1998..........................     4
     Statement of Partners' Capital for the six months ended
      June 30, 1999.........................................     5
     Statements of Cash Flows for the six months ended June
      30, 1999 and 1998.....................................     6
     Notes to Financial Statements..........................     7

ITEM 2.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
       CONDITION AND RESULTS OF OPERATIONS..................     8

                    PART II. OTHER INFORMATION

ITEM 6.EXHIBITS AND REPORTS ON FORM 8-K.....................    11
     27.1 Financial Data Schedule
     Signatures.............................................    12

                         PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                          PARKER & PARSLEY 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                     ASSETS

                                                                JUNE 30,     DECEMBER 31,
                                                                  1999           1998
                                                              ------------   ------------
                                                              (UNAUDITED)
Current assets:
  Cash......................................................  $    250,978   $    221,422
  Accounts receivable -- oil and gas sales..................       160,987        116,033
                                                              ------------   ------------
          Total current assets..............................       411,965        337,455
                                                              ------------   ------------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    13,378,453     13,370,742
Accumulated depletion.......................................   (10,850,497)   (10,723,851)
                                                              ------------   ------------
          Net oil and gas properties........................     2,527,956      2,646,891
                                                              ------------   ------------
                                                              $  2,939,921   $  2,984,346

                            LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $     39,835   $     21,253
Partners' capital:
  Managing general partner..................................        28,929         29,559
  Limited partners (20,089 interests).......................     2,871,157      2,933,534
                                                              ------------   ------------
                                                                 2,900,086      2,963,093
                                                              ------------   ------------
                                                              $  2,939,921   $  2,984,346
                                                              ============   ============

  The financial information included as of June 30, 1999 has been prepared by management
                without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                     THREE MONTHS ENDED     SIX MONTHS ENDED
                                                          JUNE 30,              JUNE 30,
                                                     -------------------   -------------------
                                                       1999       1998       1999       1998
                                                     --------   --------   --------   --------
Revenues:
  Oil and gas......................................  $267,074   $235,929   $458,623   $511,361
  Interest.........................................     2,625      3,673      4,899      7,433
  Gain on disposition of assets....................        --        235         --     13,728
                                                     --------   --------   --------   --------
                                                      269,699    239,837    463,522    532,522
                                                     --------   --------   --------   --------
Costs and expenses:
  Oil and gas production...........................   158,350    154,727    302,253    315,652
  General and administrative.......................     8,012      7,078     13,759     15,341
  Depletion........................................    49,069     81,439    126,646    159,264
  Abandoned property...............................        --         95         --      3,943
                                                     --------   --------   --------   --------
                                                      215,431    243,339    442,658    494,200
                                                     --------   --------   --------   --------
Net income (loss)..................................  $ 54,268   $ (3,502)  $ 20,864   $ 38,322
                                                     ========   ========   ========   ========
Allocation of net income (loss):
  Managing general partner.........................  $    543   $    (35)  $    209   $    383
                                                     ========   ========   ========   ========
  Limited partners.................................  $ 53,725   $ (3,467)  $ 20,655   $ 37,939
                                                     ========   ========   ========   ========
Net income (loss) per limited partnership
  interest.........................................  $   2.68   $   (.17)  $   1.03   $   1.89
                                                     ========   ========   ========   ========
Distributions per limited partnership interest.....  $   2.28   $   4.64   $   4.13   $  12.44
                                                     ========   ========   ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         STATEMENT OF PARTNERS' CAPITAL
                                  (UNAUDITED)

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Balance at January 1, 1999.................................  $29,559    $2,933,534   $2,963,093
  Distributions............................................     (839)      (83,032)     (83,871)
  Net income...............................................      209        20,655       20,864
                                                             -------    ----------   ----------
Balance at June 30, 1999...................................  $28,929    $2,871,157   $2,900,086
                                                             =======    ==========   ==========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                    JUNE 30,
                                                              --------------------
                                                                1999       1998
                                                              --------   ---------
Cash flows from operating activities:
  Net income................................................  $ 20,864   $  38,322
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depletion..............................................   126,646     159,264
     Gain on disposition of assets..........................        --     (13,728)
  Changes in assets and liabilities:
     Accounts receivable....................................   (44,954)     56,968
     Accounts payable.......................................    18,582       5,921
                                                              --------   ---------
          Net cash provided by operating activities.........   121,138     246,747
                                                              --------   ---------
Cash flows from investing activities:
  Additions to oil and gas properties.......................    (7,711)    (15,464)
  Proceeds from asset dispositions..........................        --      13,728
                                                              --------   ---------
          Net cash used in investing activities.............    (7,711)     (1,736)
                                                              --------   ---------
Cash flows used in financing activities:
  Cash distributions to partners............................   (83,871)   (252,506)
                                                              --------   ---------
Net increase (decrease) in cash.............................    29,556      (7,495)
Cash at beginning of period.................................   221,422     268,802
                                                              --------   ---------
Cash at end of period.......................................  $250,978   $ 261,307
                                                              ========   =========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 87-B, Ltd. (the "Partnership") is a limited partnership organized in 1987 under the laws of the State of Texas.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. BASIS OF PRESENTATION

     In the opinion of management, the unaudited financial statements of the Partnership as of June 30, 1999 and for the three and six months ended June 30, 1999 and 1998 include all adjustments and accruals consisting only of normal recurring accrual adjustments which are necessary for a fair presentation of the results for the interim period. These interim results are not necessarily indicative of results for a full year.

     Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in this Form 10-Q pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements should be read in conjunction with the financial statements and the notes thereto contained in the Partnership's Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, a copy of which is available upon request by writing to Rich Dealy, Vice President and Chief Accounting Officer, 5205 North O'Connor Boulevard, 1400 Williams Square West, Irving, Texas 75039-3746.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS(1)

RESULTS OF OPERATIONS

  Six months ended June 30, 1999 compared with six months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues decreased 10% to $458,623 from $511,361 for the six months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from lower average prices received and a decrease in production. For the six months ended June 30, 1999, 23,002 barrels of oil, 11,929 barrels of natural gas liquids ("NGLs") and 51,130 mcf of gas were sold, or 43,453 barrel of oil equivalents ("BOEs"). For the six months ended June 30, 1998, 25,046 barrels of oil, 10,876 barrels of NGLs and 51,388 mcf of gas were sold, or 44,487 BOEs.

     The average price received per barrel of oil decreased $1.08, or 8%, from $14.09 for the six months ended June 30, 1998 to $13.01 for the same period in 1999. The average price received per barrel of NGLs decreased slightly from $7.46 during the six months ended June 30, 1998 to $7.29 for the same period in 1999. The average price received per mcf of gas decreased 6% from $1.51 during the six months ended June 30, 1998 to $1.42 in 1999. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received during the six months ended June 30, 1999.

     The volatility of commodity prices has had, and continues to have, a significant impact on the Partnership's revenues and operating cash flow and could result in additional decreases to the carrying value of the Partnership's oil and gas properties.

     A gain on disposition of assets of $13,728 was received during the six months ended June 30, 1998 from the sale of oil and gas equipment on one well abandoned in a prior year. Abandoned property costs of $3,943 were also incurred during the six months ended June 30, 1998 related to this well.

     Costs and Expenses:

     Total costs and expenses decreased to $442,658 for the six months ended June 30, 1999 as compared to $494,200 for the same period in 1998, a decrease of $51,542, or 10%. This decrease was due to declines in depletion, production costs, abandoned property costs and general and administrative expenses ("G&A").

     Production costs were $302,253 for the six months ended June 30, 1999 and $315,652 for the same period in 1998 resulting in a $13,399 decrease, or 4%. This decrease was primarily due to a decline in production taxes and ad valorem taxes.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 10% from $15,341 for the six months ended June 30, 1998 to $13,759 for the same period in 1999.

     Depletion was $126,646 for the six months ended June 30, 1999 compared to $159,264 for the same period in 1998, a decrease of $32,618, or 20%. This decrease was primarily attributable to an increase in proved reserves during the period ended June 30, 1999 as a result of higher commodity prices, a reduction in oil production of 2,044 barrels for the six months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121") during the fourth quarter of 1998.

  Three months ended June 30, 1999 compared with three months ended June 30,
  1998

     Revenues:

     The Partnership's oil and gas revenues increased 13% to $267,074 from $235,929 for the three months ended June 30, 1999 and 1998, respectively. The increase in revenues resulted from higher average prices received and an increase in production. For the three months ended June 30, 1999, 11,616 barrels of oil, 6,585 barrels of NGLs and 25,440 mcf of gas were sold, or 22,441 BOEs. For the three months ended June 30, 1998, 12,145 barrels of oil, 5,147 barrels of NGLs and 22,520 mcf of gas were sold, or 21,045 BOEs.

     The average price received per barrel of oil increased $1.26, or 9%, from $13.40 during the three months ended June 30, 1998 to $14.66 for the same period in 1999. The average price received per barrel of NGLs increased $1.06, or 14%, from $7.70 during the three months ended June 30, 1998 to $8.76 for the same period in 1999. The average price received per mcf of gas increased 3% from $1.49 during the three months ended June 30, 1998 to $1.54 for the same period in 1999.

     A gain on disposition of assets of $235 was received during the three months ended June 30, 1998 from the sale of oil and gas equipment on one well abandoned in a prior year. Abandoned property costs of $95 were also incurred during the three months ended June 30, 1998 related to this well.

     Costs and Expenses:

     Total costs and expenses decreased to $215,431 for the three months ended June 30, 1999 as compared to $243,339 for the same period in 1998, a decrease of $27,908, or 11%. This decrease was due to declines in depletion and abandoned property costs, offset by increases in production costs and G&A.

     Production costs were $158,350 for the three months ended June 30, 1999 and $154,727 for the same period in 1998 resulting in a $3,623 increase. This increase was due to additional well maintenance costs incurred in an effort to stimulate well production, offset by a decline in ad valorem taxes.

     During this period, G&A increased, in aggregate, 13%, from $7,078 for the three months ended June 30, 1998 to $8,012 for the same period in 1999.

     Depletion was $49,069 for the three months ended June 30, 1999 compared to $81,439 for the same period in 1998, a decrease of $32,370, or 40%. This decrease was primarily attributable to an increase in proved reserves during the period ended June 30, 1999 as a result of higher commodity prices, a reduction in oil production of 529 barrels for the three months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1998.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $125,609 during the six months ended June 30, 1999 from the same period ended June 30, 1998. This decrease was due to a decline in oil and gas sales receipts, offset by a decrease in production costs, G&A expenses and abandoned property costs paid.

  Net Cash Used in Investing Activities

     The Partnership's investing activities during the six months ended June 30, 1999 and 1998 were related to the addition of oil and gas equipment on active properties.

     Proceeds from asset dispositions of $13,728 were received during the six months ended June 30, 1998 from the sale of oil and gas equipment on one well abandoned in a prior year.

  Net Cash Used in Financing Activities

     Cash was sufficient for the six months ended June 30, 1999 to cover distributions to the partners of $83,871 of which $839 was distributed to the managing general partner and $83,032 to the limited partners. For the same period ended June 30, 1998, cash was sufficient for distributions to the partners of $252,506 of which $2,525 was distributed to the managing general partner and $249,981 to the limited partners.

     From the third quarter of 1997 through the first quarter of 1999, there was a declining trend in oil and gas levels. During the first quarter of 1999, the Organization of Petroleum Exporting Countries and certain other crude oil exporting nations announced reductions in their planned export volumes. These announcements, together with early indications that the nations have initiated their planned reductions, have had some stabilizing effect on commodity prices during the latter part of the first quarter of 1999 and into August 1999. However, no assurances can be given that the stabilizing effect of these actions, or the planned reductions in export volumes, will be sustained for an extended period of time.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright, or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     As of June 30, 1999, the managing general partner estimates that the assessment phase is approximately 99% complete and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     Through June 30, 1999, the managing general partner had distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 52% of the inquiries.

     The remedial phase of the managing general partner's Year 2000 project is in varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of June 30, 1999, the managing general partner estimates that the remedial phase is approximately 83% complete, on a worldwide basis, subject to continuing evaluations of the responses to third party inquiries and to the testing phase results. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and has completed the testing of the system for Year 2000 compliance. The remediation of non-information technology is expected to be completed by October 1999. The managing general partner's Year 2000 remedial actions have not delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of information technology systems by October 1999. The testing of the non-information technology remediation is scheduled to be completed by the end of November 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. As of June 30, 1999, the managing general partner's total costs incurred on the Year 2000 problem were $2.3 million, of which approximately $200 thousand were incurred to replace non-compliant systems.

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the business continuity and contingency planning phase of the managing general partner's Year 2000 project, contingency plans were designed to mitigate the exposures to mission critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.
---------------

(1) "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements.

                           PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

  (a) Exhibits

     27.1 Financial Data Schedule

  (b) Reports on Form 8-K -- none

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARKER & PARSLEY 87-B, LTD.

                                            By: Pioneer Natural Resources USA,
                                                Inc.,
                                                Managing General Partner

                                            By:       /s/ RICH DEALY
                                              ----------------------------------
                                                Rich Dealy, Vice President and
                                                   Chief Accounting Officer

Dated: August 5, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM 10-K

                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                        COMMISSION FILE NO. 33-12244-02

                          PARKER & PARSLEY 87-B, LTD.
             (Exact name of Registrant as specified in its charter)

                    TEXAS                                        75-2185706
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

        Securities registered pursuant to Section 12(b) of the Act: NONE

          Securities registered pursuant to Section 12(g) of the Act:
                LIMITED PARTNERSHIP INTERESTS ($1,000 PER UNIT)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [ ]

     No market currently exists for the limited partnership interests of the Registrant. Based on original purchase price the aggregate market value of limited partnership interests owned by non-affiliates of the Registrant is $20,044,000.

     As of March 8, 1999, the number of outstanding limited partnership interests was 20,089.

     The following documents are incorporated by reference into the indicated parts of this Annual Report on Form 10-K: NONE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Parts I and II of this Report contain forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements. See "Item 1. Business" for a description of various factors that could materially affect the ability of the Partnership to achieve the anticipated results described in the forward looking statements.

                                     PART I

ITEM 1. BUSINESS

     Parker & Parsley 87-B, Ltd. (the "Partnership") is a limited partnership organized in 1987 under the laws of the State of Texas. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger. For a more complete description of the Parker & Parsley and Mesa merger, see Pioneer's Registration Statement on Form S-4 as filed with the Securities & Exchange Commission.

     A Registration Statement, as amended, filed pursuant to the Securities Act of 1933, registering limited partnership interests aggregating $40,000,000 in a series of Texas limited partnerships formed under the Parker & Parsley 87 Development Drilling Program, was declared effective by the Securities and Exchange Commission on April 28, 1987. On November 25, 1987, the offering of limited partnership interests in the Partnership, the second partnership formed under such statement, was closed, with interests aggregating $20,089,000 being sold to 1,603 subscribers.

     The Partnership engages primarily in oil and gas development and production and is not involved in any industry segment other than oil and gas. See "Item 6. Selected Financial Data" and "Item 8. Financial Statements and Supplementary Data" of this report for a summary of the Partnership's revenue, income and identifiable assets.

     The principal markets during 1998 for the oil produced by the Partnership were refineries and oil transmission companies that have facilities near the Partnership's oil producing properties. The principal markets for the Partnership's gas were companies that have pipelines located near the Partnership's gas producing properties. Of the Partnership's total oil and gas revenues for 1998, approximately 57% and 26% were attributable to sales made to Genesis Crude Oil, L.P. and Western Gas Resources, Inc., respectively.

     The Partnership's revenues, profitability, cash flow and future rate of growth are highly dependent on the prevailing prices of oil and gas, which are affected by numerous factors beyond the Partnership's control. Oil and gas prices historically have been very volatile. A substantial or extended decline in the prices of oil or gas could have a material adverse effect on the Partnership's revenues, profitability and cash flow and could, under certain circumstances, result in a reduction in the carrying value of the Partnership's oil and gas properties.

     Because of the demand for oil and gas, the Partnership does not believe that the termination of the sales of its products to any one customer would have a material adverse impact on its operations. The loss of a particular customer for gas may have an effect if that particular customer has the only gas pipeline located in the areas of the Partnership's gas producing properties. The Partnership believes, however, that the effect would be temporary, until alternative arrangements could be made.

     Federal and state regulation of oil and gas operations generally includes the fixing of maximum prices for regulated categories of natural gas, the imposition of maximum allowable production rates, the taxation of income and other items, and the protection of the environment. Although the Partnership believes that its business operations do not impair environmental quality and that its costs of complying with any applicable environmental regulations are not currently significant, the Partnership cannot predict what, if any, effect these environmental regulations may have on its current or future operations.

     The Partnership does not have any employees of its own. Pioneer USA employs 818 persons, many of whom dedicated a part of their time to the conduct of the Partnership's business during the period for which this report is filed. Pioneer USA supplies all management functions.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves.

     No material part of the Partnership's business is seasonal and the Partnership conducts no foreign operations.

ITEM 2. PROPERTIES

     The Partnership's properties consist primarily of leasehold interests in properties on which oil and gas wells are located. Such property interests are often subject to landowner royalties, overriding royalties and other oil and gas leasehold interests.

     Fractional working interests in developmental oil and gas prospects located in Texas were acquired by the Partnership, resulting in the Partnership's participation in the drilling of 64 oil and gas wells. At December 31, 1998, 49 wells were producing; one well was a dry hole from a previous year; five wells have been plugged and abandoned and nine wells were sold.

     For information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities for the years then ended, see Note 7 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" below. Such reserves have been estimated by the engineering staff of Pioneer USA with a review by Williamson Petroleum Consultants, Inc., an independent petroleum consultant.

ITEM 3. LEGAL PROCEEDINGS

     The Partnership from time to time is a party to various legal proceedings incidental to its business involving claims in oil and gas leases or interests, other claims for damages in amounts not in excess of 10% of its current assets and other matters, none of which Pioneer believes to be material to the Partnership.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to a vote of security holders during the fourth quarter of 1998.

                                    PART II

ITEM 5. MARKET FOR PARTNERSHIP'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     At March 8, 1999, the Partnership had 20,089 outstanding limited partnership interests held of record by 1,503 subscribers. There is no established public trading market for the limited partnership interests. Under the limited partnership agreement, Pioneer USA has made certain commitments to purchase partnership interests at a computed value.

     Revenues which, in the sole judgement of the managing general partner, are not required to meet the Partnership's obligations are distributed to the partners at least quarterly in accordance with the limited partnership agreement. During the years ended December 31, 1998 and 1997, distributions of $426,706 and $719,729 respectively, were made to the limited partners.

ITEM 6. SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the years ended December 31:

                                        1998         1997         1996          1995          1994
                                     ----------   ----------   ----------    -----------   ----------
Operating results:
  Oil and gas sales................  $  965,599   $1,412,905   $1,725,580    $ 1,606,406   $1,628,722
                                     ==========   ==========   ==========    ===========   ==========
  Litigation settlement, net.......  $       --   $       --   $  590,715    $        --   $       --
                                     ==========   ==========   ==========    ===========   ==========
  Impairment of oil and gas
     properties....................  $  199,037   $  768,208   $       --    $ 1,135,838   $       --
                                     ==========   ==========   ==========    ===========   ==========
  Net income (loss)................  $ (331,789)  $ (347,350)  $1,199,153    $(1,079,723)  $  131,520
                                     ==========   ==========   ==========    ===========   ==========
  Allocation of net income (loss):
     Managing general partner......  $   (3,318)  $   (3,473)  $   11,992    $   (10,797)  $    1,315
                                     ==========   ==========   ==========    ===========   ==========
     Limited partners..............  $ (328,471)  $ (343,877)  $1,187,161    $(1,068,926)  $  130,205
                                     ==========   ==========   ==========    ===========   ==========
  Limited partners' net income
     (loss) per limited partnership
     interest......................  $   (16.35)  $   (17.12)  $    59.10    $    (53.21)  $     6.48
                                     ==========   ==========   ==========    ===========   ==========
  Limited partners' cash
     distributions per limited
     partnership interest..........  $    21.24   $    35.83   $    87.23(a) $     38.19   $    34.01
                                     ==========   ==========   ==========    ===========   ==========
At year end:
  Total assets.....................  $2,984,346   $3,766,001   $4,914,489    $ 5,453,881   $7,332,796
                                     ==========   ==========   ==========    ===========   ==========

---------------

(a) Including litigation settlement per limited partnership interest of $29.11 in 1996.

ITEM 7.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  1998 compared to 1997

     The Partnership's 1998 oil and gas revenues decreased 32% to $965,599 from $1,412,905 in 1997. The decrease in revenues resulted from lower average prices received. In 1998, 49,182 barrels of oil, 23,854 barrels of natural gas liquids ("NGLs") and 104,072 mcf of gas were sold, or 90,381 barrel of oil equivalents ("BOEs"). In 1997, 49,284 barrels of oil, 10,007 NGLs and 154,120 mcf of gas were sold, or 84,978 BOEs. Due to the decline characteristics of the Partnership's oil and gas properties, management expects a certain amount of decline in production to continue in the future until the Partnership's economically recoverable reserves are fully depleted.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. Effective September 30, 1997, as a result of the merger with Mesa, the managing general partner accounts for processed natural gas production in two components: natural gas liquids and dry residue gas. As a result of the change in the managing general partner's policy, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, separate product volumes will not be comparable for periods prior to September 30, 1997. Also, prices for gas products will not be comparable as the price per mcf for natural gas for the year ended December 31, 1998 is the price received for dry residue gas and the price per mcf for natural gas produced prior to October 1997 was presented as a price for wet gas (i.e., natural gas liquids combined with dry residue gas).

     The average price received per barrel of oil decreased $6.15, or 32%, from $19.32 in 1997 to $13.17 in 1998. The average price received per barrel of NGLs decreased $3.66, or 35%, from $10.48 in 1997 to $6.82 in 1998. The average price received per mcf of gas decreased 35% from $2.31 in 1997 to $1.49 in 1998. The market price received for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1998.

     A gain on disposition of assets of $13,965 was received during 1998 from the sale of oil and gas equipment on one well abandoned in a prior year. A gain of $4,459 was recognized during 1997 and was derived from a gain of $1,051 on one well plugged and abandoned in 1997 and salvage income of $3,408 from equipment credits received during 1997 on one well plugged and abandoned in a prior year. Abandoned property costs of $3,943 and $8,021 were incurred in 1998 and 1997, respectively.

     Total costs and expenses decreased in 1998 to $1,326,204 as compared to $1,780,184 in 1997, a decrease of $453,980, or 26%. The decrease was due to a decrease in the impairment of oil and gas properties and declines in production costs, general and administrative expenses ("G&A") and abandoned property costs, offset by an increase in depletion.

     Production costs were $600,702 in 1998 and $640,526 in 1997, resulting in a $39,824 decrease, or 6%. The decrease was due to reductions in production taxes due to declines in oil and gas revenues and ad valorem taxes.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 35% from $44,463 in 1997 to $28,968 in 1998. The Partnership paid the managing general partner $23,688 in 1998 and $37,891 in 1997 for G&A incurred on behalf of the Partnership. G&A is allocated, in part, to the Partnership by the managing general partner. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the managing general partner reviews the Partnership's oil and gas properties for impairment whenever events or circumstances indicate a decline in the recoverability of the carrying value of the Partnership's assets may have occurred. Declining commodity prices prompted impairment reviews in 1998 and 1997. As a result of the review and evaluation of its long-lived assets for impairment, the Partnership recognized non-cash charges of $199,037 and $768,208 related to its oil and gas properties during 1998 and 1997, respectively.

     Depletion was $493,554 in 1998 compared to $318,966 in 1997. This represented an increase of $174,588, or 55%. The increase was the result of a combination of factors that included a decline in proved reserves during 1998 due to the lower commodity prices, offset by a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1997 and a reduction in oil production of 102 barrels for the period ended December 31, 1998 compared to the same period in 1997.

  1997 compared to 1996

     The Partnership's 1997 oil and gas revenues decreased 18% to $1,412,905 from $1,725,580 in 1996. The decrease in revenues resulted from declines in production and lower average prices received. In 1997, 49,284 barrels of oil, 10,007 barrels of NGLs and 154,120 mcf of gas were sold, or 84,978 BOEs. In 1996, 58,239 barrels of oil and 192,535 mcf of gas were sold, or 90,328 BOEs.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. As is described above in "Results of Operations -- 1998 compared to 1997", the Partnership changed its method of accounting for processed natural gas to a dry gas basis in the fourth quarter of 1997. As a result of this change, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, 1997 and 1996 separate product volumes are not comparable.

     The declines in production volumes were primarily attributable to the decline characteristics of the Partnership's oil and gas properties.

     The average price received per barrel of oil decreased $2.28, or 11%, from $21.60 in 1996 to $19.32 in 1997. The average price received per barrel of NGLs during 1997 was $10.48. The average price received per mcf of gas decreased 5% from $2.43 in 1996 to $2.31 in 1997.

     As described in "Results of Operations -- 1998 compared to 1997", gain on disposition of assets of $4,459 was recognized during 1997 and was derived from a gain of $1,051 on one well plugged and abandoned in 1997 and salvage income of $3,408 from equipment credits received during 1997 on one well plugged and abandoned in a prior year. Abandoned property costs of $8,021 and $6,221 were incurred in 1997 and 1996, respectively. Loss on disposition of assets of $38,332 was recognized during 1996 and was comprised of a loss of $51,855 on the sale of six oil and gas wells and four saltwater wells, offset by salvage income of $13,523 received from equipment credits on wells abandoned in a prior year.

     On April 29, 1996, Southmark Corporation, Pioneer USA and the Partnership entered into a final $7.4 million settlement agreement with Jack N. Price resolving all outstanding litigation between the parties. As a result, all of the pending lawsuits and judgments have been dismissed, the supersedeas bond released, and the Reserve released as collateral. On June 28, 1996, a final distribution was made to the working interest owners of $590,715 which included $584,808, or $29.11 per limited partnership interest, to the Partnership and its partners.

     Total costs and expenses increased in 1997 to $1,780,184 as compared to $1,099,009 in 1996, an increase of $681,175, or 62%. The increase was due to the impairment of oil and gas properties and increases in abandoned property costs, offset by declines in production costs, depletion and G&A.

     Production costs were $640,526 in 1997 and $688,228 in 1996, resulting in a $47,702 decrease, or 7%. The decrease was due to reductions in well maintenance costs and production taxes, offset by an increase in ad valorem taxes.

     During this period, G&A decreased, in aggregate, 18% from $54,124 in 1996 to $44,463 in 1997. The Partnership paid the managing general partner $37,891 in 1997 and $47,950 in 1996 for G&A incurred on behalf of the Partnership.

     The Partnership recognized a non-cash SFAS 121 impairment provision of $768,208 related to its proved oil and gas properties during the fourth quarter of 1997.

     Depletion was $318,966 in 1997 compared to $350,436 in 1996. This represented a decrease of $31,470, or 9%. The decrease was primarily attributable to a decline in oil production of 8,955 barrels for 1997 compared to 1996, offset by a decrease in oil reserves during 1997 as a result of lower commodity prices.

IMPACT OF INFLATION AND CHANGING PRICES ON SALES AND NET INCOME

     Inflation impacts the fixed overhead rate charges of the lease operating expenses for the Partnership. During 1998, the annual change in the index of average weekly earnings of crude petroleum and gas production workers issued by the U.S. Department of Labor, Bureau of Labor Statistics increased (effective April 1, 1998) 10.3%. The 1997 annual change in average weekly earnings increased by 2%. The 1996 index increased 4.1%. The impact of inflation for other lease operating expenses is small due to the current economic condition of the oil industry.

     The oil and gas industry experienced volatility during the past decade because of the fluctuation of the supply of most fossil fuels relative to the demand for such products and other uncertainties in the world energy markets causing significant fluctuations in oil and gas prices. During 1998, the price per barrel for oil production similar to the Partnership's ranged from approximately $9.50 to $15.50. During most of 1997 and 1996, the Partnership benefitted from higher oil prices as compared to previous years. However, during the fourth quarter of 1997, oil prices began a downward trend that has continued into March 1999. On March 8, 1999, the market price for West Texas intermediate crude was $11.00 per barrel. A continuation of the current commodity price environment will continue to have an adverse effect on the Partnership's revenues, operating cash flow and distributions and could result in additional decreases in the carrying value of the Partnership's oil and gas properties.

     Prices for natural gas are subject to ordinary seasonal fluctuations, and this volatility of natural gas prices may result in production being curtailed and, in some cases, wells being completely shut-in.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $322,591 during the year ended December 31, 1998 from the year ended December 31, 1997. This decrease was primarily due to a decline in oil and gas sales receipts, offset by decreases in production costs and G&A expenses paid.

  Net Cash Provided by (Used in) Investing Activities

     The Partnership's investing activities during 1998 and 1997 were related to expenditures for oil and gas equipment replacement on active properties.

     Proceeds from asset dispositions of $13,965 were received during 1998 from the sale of oil and gas equipment on one well abandoned in a prior year. During 1997, proceeds of assets of $4,459 were received from the salvage of equipment on plugged and abandoned properties.

  Net Cash Used in Financing Activities

     Cash was sufficient in 1998 for distributions to the partners of $431,016 of which $4,310 was distributed to the managing general partner and $426,706 to the limited partners. In 1997, cash was sufficient for distributions to the partners of $727,006 of which $7,277 was distributed to the managing general partner and $719,729 to the limited partners.

     The current commodity price environment will continue to impact the distributions and could result in limited or no distributions to the partners.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the

Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     The assessment phase of the managing general partner's Year 2000 project is at varying stages of completion as it pertains to information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the assessment phase is approximately 86% complete, on a worldwide basis, and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     The managing general partner expects to complete the assessment phase of its Year 2000 project by the end of the first quarter of 1999 but is being delayed by limited responses received on inquiries made of third party businesses. To date, the managing general partner has distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 37% of those inquiries.

     The remedial phase of the managing general partner's Year 2000 project is also at varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the remedial phase is approximately 54% complete, on a worldwide basis, subject to the continuing results of the third party inquiry assessments and the testing phase. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and is currently testing this system for Year 2000 compliance. The remediation of non-information technology is expected to be completed during July 1999. The managing general partner's Year 2000 remedial actions have not significantly delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of the Artesia system upgrades by March 1999 and all other information technology systems and non-information technology remediation by the end of the third quarter of 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. The managing general partner intends to use its working capital to pay for the costs of the Year 2000 projects. As of December 31, 1998, the managing general partner's total costs incurred on the Year 2000 problem were $1.8 million, of which $200 thousand were incurred to replace non-compliant systems. The managing general partner will allocate a portion of the costs of the Year 2000 programming charges to the Partnership in accordance with the general and administration allocation. (See Note 2 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".)

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the assessment phase of the managing general partner's Year 2000 project, contingency plans are being designed to mitigate the exposures to mission-critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

                                                               PAGE
                                                               ----
Financial Statements of Parker & Parsley 87-B, Ltd:
  Independent Auditors' Report -- Ernst & Young LLP.........    10
  Independent Auditors' Report -- KPMG LLP..................    11
  Balance Sheets as of December 31, 1998 and 1997...........    12
  Statements of Operations for the Years Ended December 31,
     1998, 1997 and 1996....................................    13
  Statements of Partners' Capital for the Years Ended
     December 31, 1998, 1997 and 1996.......................    14
  Statements of Cash Flows for the Years Ended December 31,
     1998, 1997 and 1996....................................    15
  Notes to Financial Statements.............................    16

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 87-B, Ltd.
(A Texas Limited Partnership):

     We have audited the balance sheet of Parker & Parsley 87-B, Ltd. as of December 31, 1998, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 87-B, Ltd. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

Dallas, Texas
March 15, 1999

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 87-B, Ltd.
(A Texas Limited Partnership):

     We have audited the financial statements of Parker & Parsley 87-B, Ltd. as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 87-B, Ltd. as of December 31, 1997, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Midland, Texas
March 20, 1998

                          PARKER & PARSLEY 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                  DECEMBER 31

                                     ASSETS

                                                                  1998           1997
                                                              ------------   ------------
Current assets:
  Cash......................................................  $    221,422   $    268,802
  Accounts receivable -- oil and gas sales..................       116,033        180,715
                                                              ------------   ------------
          Total current assets..............................       337,455        449,517
                                                              ------------   ------------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    13,370,742     13,347,744
Accumulated depletion.......................................   (10,723,851)   (10,031,260)
                                                              ------------   ------------
          Net oil and gas properties........................     2,646,891      3,316,484
                                                              ------------   ------------
                                                              $  2,984,346   $  3,766,001
                                                              ============   ============
                            LIABILITIES AND PARTNERS' CAPITAL
Current liabilities:
  Accounts payable -- affiliate.............................  $     21,253   $     40,103
Partners' capital:
  Managing general partner..................................        29,559         37,187
  Limited partners (20,089 interests).......................     2,933,534      3,688,711
                                                              ------------   ------------
                                                                 2,963,093      3,725,898
                                                              ------------   ------------
                                                              $  2,984,346   $  3,766,001
                                                              ============   ============

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998         1997         1996
                                                           ----------   ----------   ----------
Revenues:
  Oil and gas............................................  $  965,599   $1,412,905   $1,725,580
  Interest...............................................      14,851       15,470       20,199
  Gain (loss) on disposition of assets...................      13,965        4,459      (38,332)
  Litigation settlement..................................          --           --      590,715
                                                           ----------   ----------   ----------
                                                              994,415    1,432,834    2,298,162
                                                           ----------   ----------   ----------
Costs and expenses:
  Oil and gas production.................................     600,702      640,526      688,228
  General and administrative.............................      28,968       44,463       54,124
  Impairment of oil and gas properties...................     199,037      768,208           --
  Depletion..............................................     493,554      318,966      350,436
  Abandoned property.....................................       3,943        8,021        6,221
                                                           ----------   ----------   ----------
                                                            1,326,204    1,780,184    1,099,009
                                                           ----------   ----------   ----------
Net income (loss)........................................  $ (331,789)  $ (347,350)  $1,199,153
                                                           ==========   ==========   ==========
Allocation of net income (loss):
  Managing general partner...............................  $   (3,318)  $   (3,473)  $   11,992
                                                           ==========   ==========   ==========
  Limited partners.......................................  $ (328,471)  $ (343,877)  $1,187,161
                                                           ==========   ==========   ==========
Net income (loss) per limited partnership interest.......  $   (16.35)  $   (17.12)  $    59.10
                                                           ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                        STATEMENTS OF PARTNERS' CAPITAL

                                                          MANAGING
                                                          GENERAL      LIMITED
                                                          PARTNER     PARTNERS        TOTAL
                                                          --------   -----------   -----------
Partners' capital at January 1, 1996....................  $ 53,646   $ 5,317,608   $ 5,371,254
  Distributions.........................................   (17,701)   (1,752,452)   (1,770,153)
  Net income............................................    11,992     1,187,161     1,199,153
                                                          --------   -----------   -----------
Partners' capital at December 31, 1996..................    47,937     4,752,317     4,800,254
  Distributions.........................................    (7,277)     (719,729)     (727,006)
  Net loss..............................................    (3,473)     (343,877)     (347,350)
                                                          --------   -----------   -----------
Partners' capital at December 31, 1997..................    37,187     3,688,711     3,725,898
  Distributions.........................................    (4,310)     (426,706)     (431,016)
  Net loss..............................................    (3,318)     (328,471)     (331,789)
                                                          --------   -----------   -----------
Partners' capital at December 31, 1998..................  $ 29,559   $ 2,933,534   $ 2,963,093
                                                          ========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31

                                                             1998        1997         1996
                                                           ---------   ---------   -----------
Cash flows from operating activities:
  Net income (loss)......................................  $(331,789)  $(347,350)  $ 1,199,153
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Impairment of oil and gas properties................    199,037     768,208            --
     Depletion...........................................    493,554     318,966       350,436
     (Gain) loss on disposition of assets................    (13,965)     (4,459)       38,332
  Changes in assets and liabilities:
     Accounts receivable.................................     64,682      53,772       (70,268)
     Accounts payable....................................    (18,850)    (73,877)       40,795
                                                           ---------   ---------   -----------
          Net cash provided by operating activities......    392,669     715,260     1,558,448
                                                           ---------   ---------   -----------
Cash flows from investing activities:
  Additions to oil and gas properties....................    (22,998)       (108)      (34,982)
  Proceeds from disposition of assets....................     13,965       4,459       336,241
                                                           ---------   ---------   -----------
          Net cash provided by (used in) investing
            activities...................................     (9,033)      4,351       301,259
                                                           ---------   ---------   -----------
Cash flows from financing activities:
  Cash distributions to partners.........................   (431,016)   (727,006)   (1,770,153)
                                                           ---------   ---------   -----------
Net increase (decrease) in cash..........................    (47,380)     (7,395)       89,554
Cash at beginning of year................................    268,802     276,197       186,643
                                                           ---------   ---------   -----------
Cash at end of year......................................  $ 221,422   $ 268,802   $   276,197
                                                           =========   =========   ===========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 87-B, Ltd. (the "Partnership") is a limited partnership organized in 1987 under the laws of the State of Texas. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Oil and gas properties -- The Partnership utilizes the successful efforts method of accounting for its oil and gas properties and equipment. Under this method, all costs associated with productive wells and nonproductive development wells are capitalized while nonproductive exploration costs are expensed. Capitalized costs relating to proved properties are depleted using the unit-of-production method on a property-by-property basis based on proved oil (dominant mineral) reserves as determined by the engineering staff of Pioneer USA, the Partnership's managing general partner, and reviewed by independent petroleum consultants. The carrying amounts of properties sold or otherwise disposed of and the related allowances for depletion are eliminated from the accounts and any gain or loss is included in operations.

     Impairment of long-lived assets -- In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the Partnership reviews its long-lived assets to be held and used on an individual property basis, including oil and gas properties accounted for under the successful efforts method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows is less than the carrying amount of the assets. In this circumstance, the Partnership recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

     Use of estimates in the preparation of financial statements -- Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Net income (loss) per limited partnership interest -- The net income (loss) per limited partnership interest is calculated by using the number of outstanding limited partnership interests.

     Income taxes -- A Federal income tax provision has not been included in the financial statements as the income of the Partnership is included in the individual Federal income tax returns of the respective partners.

                          PARKER & PARSLEY 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Statements of cash flows -- For purposes of reporting cash flows, cash includes depository accounts held by banks.

     General and administrative expenses -- General and administrative expenses are allocated in part to the Partnership by the managing general partner or its affiliates. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     Reclassifications -- Certain reclassifications may have been made to the 1997 and 1996 financial statements to conform to the 1998 financial statement presentation.

     Environmental -- The Partnership is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Partnership to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of cash payments for the liability or component are fixed or reliably determinable. No such liabilities have been accrued as of December 31, 1998.

     Revenue recognition -- The Partnership uses the entitlements method of accounting for crude oil and natural gas revenues.

     Reporting comprehensive income -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") establishes standards for the reporting and display of comprehensive income (loss) and its components in a full set of general purpose financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Partnership has no items of other comprehensive income (loss), as defined by SFAS No. 130. Consequently, the provisions of SFAS No. 130 do not apply to the Partnership.

NOTE 3. IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS 121, the Partnership reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of the carrying value of the Partnership's oil and gas properties. Based upon a decline in the Partnership's outlook for future commodity prices, the Partnership has estimated the expected future cash flows of its oil and gas properties as of December 31, 1998, 1997 and 1996, and compared such estimated future cash flows to the respective carrying amount of the oil and gas properties to determine if the carrying amounts were likely to be recoverable. For those proved oil and gas properties for which the carrying amount exceeded the estimated future cash flows, an impairment was determined to exist; therefore, the Partnership adjusted the carrying amount of those oil and gas properties to their fair value as determined by discounting their expected future cash flows at a discount rate commensurate with the risks involved in the industry. As a result, the Partnership recognized non-cash impairment provisions of $199,037 and $768,208 related to its proved oil and gas properties during 1998 and 1997, respectively.

                          PARKER & PARSLEY 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. INCOME TAXES

     The financial statement basis of the Partnership's net assets and liabilities was $652,044 greater than the tax basis at December 31, 1998.

     The following is a reconciliation of net income (loss) per statements of operations with the net income per Federal income tax returns for the years ended December 31:

                                                      1998        1997         1996
                                                    ---------   ---------   ----------
Net income (loss) per statements of operations....  $(331,789)  $(347,350)  $1,199,153
Intangible development costs capitalized for
  financial reporting purposes and expensed for
  tax reporting purposes..........................         (5)         --      (18,951)
Depletion and depreciation provisions for tax
  reporting purposes less than amounts for
  financial reporting purposes....................    477,912     310,078      335,441
Impairment of oil and gas properties for financial
  reporting purposes..............................    199,037     768,208           --
Gain on sale of assets for tax reporting purposes
  greater than amounts for financial reporting
  purposes........................................         --          --      392,884
Other, net........................................     (4,671)      2,483       (8,919)
                                                    ---------   ---------   ----------
          Net income per Federal income tax
            returns...............................  $ 340,484   $ 733,419   $1,899,608
                                                    =========   =========   ==========

NOTE 5. OIL AND GAS PRODUCING ACTIVITIES

     The following is a summary of the costs incurred, whether capitalized or expensed, related to the Partnership's oil and gas producing activities for the years ended December 31:

                                                            1998      1997     1996
                                                           -------   ------   -------
Development costs........................................  $22,998   $3,414   $18,433
                                                           =======   ======   =======

     Capitalized oil and gas properties consist of the following:

                                                               1998           1997
                                                           ------------   ------------
Proved properties:
Property acquisition costs...............................  $    552,956   $    552,956
Completed wells and equipment............................    12,817,786     12,794,788
                                                           ------------   ------------
                                                             13,370,742     13,347,744
Accumulated depletion....................................   (10,723,851)   (10,031,260)
                                                           ------------   ------------
          Net capitalized costs..........................  $  2,646,891   $  3,316,484
                                                           ============   ============

NOTE 6. RELATED PARTY TRANSACTIONS

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $292,411   $285,534   $303,727
Reimbursement of general and administrative
  expenses...........................................  $ 23,688   $ 37,891   $ 47,950

                          PARKER & PARSLEY 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. In addition, Pioneer USA, Parker & Parsley 87-B Conv., Ltd. and the Partnership (the "Partnerships") are parties to the Program agreement.

     The costs and revenues of the Program are allocated to Pioneer USA and the Partnerships as follows:

                                                              PIONEER
                                                              USA(1)     PARTNERSHIPS(2)
                                                             ---------   ---------------
Revenues:
  Proceeds from disposition of depreciable properties......    9.09091%     90.90909%
  All other revenues.......................................  24.242425%    75.757575%
Costs and expenses:
  Lease acquisition costs, drilling and completion costs
     and all other costs...................................    9.09091%     90.90909%
  Operating costs, direct costs and general and
     administrative expenses...............................  24.242425%    75.757575%

---------------

(1) Excludes Pioneer USA's 1% general partner ownership which is allocated at the Partnership level and 45 limited partner interests owned by Pioneer USA.

(2) The allocation between the Partnership and Parker & Parsley 87-B Conv., Ltd. is 80.33029% and 19.66971%, respectively.

NOTE 7. OIL AND GAS INFORMATION (UNAUDITED)

     The following table presents information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities during the years then ended. Due to a change in the accounting policy of the managing general partner in 1997, the Partnership began accounting for processed natural gas production in two components: processed natural gas liquids ("NGLs") and dry residue gas. NGLs are reflected in "Oil and NGLs" in the table below. All of the Partnership's reserves are proved developed and located within the United States. The Partnership's reserves are based on an evaluation prepared by the engineering staff of Pioneer USA and reviewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant, using criteria established by the Securities and Exchange Commission. Reserve value information is available to limited partners pursuant to the Partnership agreement and, therefore, is not presented.

                                                              OIL AND NGLS      GAS
                                                                 (BBLS)        (MCF)
                                                              ------------   ----------
Net proved reserves at January 1, 1996......................     851,051      3,180,853
Revisions...................................................     156,620        488,818
Sale of reserves............................................     (60,838)      (142,419)
Production..................................................     (58,239)      (192,535)
                                                                --------     ----------
Net proved reserves at December 31, 1996....................     888,594      3,334,717
Revisions...................................................     112,252     (1,889,324)
Production..................................................     (59,291)      (154,120)
                                                                --------     ----------
Net proved reserves at December 31, 1997....................     941,555      1,291,273
Revisions...................................................    (314,311)      (287,194)
Production..................................................     (73,036)      (104,072)
                                                                --------     ----------
Net proved reserves at December 31, 1998....................     554,208        900,007
                                                                ========     ==========

                          PARKER & PARSLEY 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     As of December 31, 1998, the estimated present value of future net revenues of proved reserves, calculated using December 31, 1998 prices of $10.61 per barrel of oil, $5.42 per barrel of NGLs and $1.37 per mcf of gas, discounted at 10% was approximately $980,000 and undiscounted was $1,429,000.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves. The Partnership emphasizes that reserve estimates are inherently imprecise and, accordingly, the estimates are expected to change as future information becomes available.

NOTE 8. MAJOR CUSTOMERS

     The following table reflects the major customers of the Partnership's oil and gas sales (a major customer is defined as a customer whose sales exceed 10% of total sales) during the years ended December 31:

                                                              1998   1997   1996
                                                              ----   ----   ----
Genesis Crude Oil, L.P. ....................................   57%    57%    59%
Western Gas Resources, Inc. ................................   26%    26%    21%

     At December 31, 1998, the amounts receivable from Genesis Crude Oil, L.P. and Western Gas Resources, Inc. were $34,437 and $38,757, respectively, which are included in the caption "Accounts receivable -- oil and gas sales" in the accompanying Balance Sheet.

     The Partnership's share of oil and gas production is sold to various purchasers. Pioneer USA is of the opinion that the loss of any one purchaser would not have an adverse effect on the ability of the Partnership to sell its oil and gas production.

NOTE 9. ORGANIZATION AND OPERATIONS

     The Partnership was organized November 25, 1987 as a limited partnership under the Texas Uniform Limited Partnership Act for the purpose of acquiring and developing oil and gas properties. The following is a brief summary of the more significant provisions of the limited partnership agreement:

     Managing general partner -- The managing general partner of the Partnership is Pioneer USA. Pioneer USA has the power and authority to manage, control and administer all Program and Partnership affairs. As managing general partner and operator of the Partnership's properties, all production expenses are incurred by Pioneer USA and billed to the Partnership and a portion of revenue is initially received by Pioneer USA prior to being paid to the Partnership. Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues.

     Limited partner liability -- The maximum amount of liability of any limited partner is the total contributions of such partner plus his share of any undistributed profits.

     Initial capital contributions -- The limited partners entered into subscription agreements for aggregate capital contributions of $20,089,000. Pioneer USA is required to contribute amounts equal to 1% of initial Partnership capital less commission and offering expenses allocated to the limited partners and to contribute amounts necessary to pay costs and expenses allocated to it under the Partnership agreement to the extent its share of revenues does not cover such costs.

ITEM 9.CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP

     The Partnership does not have any officers or directors. Under the limited partnership agreement, the Partnership's managing general partner, Pioneer USA, is granted the exclusive right and full authority to manage, control and administer the Partnership's business.

     Set forth below are the names, ages and positions of the directors and executive officers of Pioneer USA. Directors of Pioneer USA are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

                                       AGE AT
                                    DECEMBER 31,
NAME                                    1998                           POSITION
----                                ------------                       --------
Scott D. Sheffield................       46        President and Director
Timothy L. Dove...................       42        Executive Vice President and Director
Dennis E. Fagerstone..............       49        Executive Vice President and Director
Mark L. Withrow...................       51        Executive Vice President, General Counsel and
                                                     Director
M. Garrett Smith..................       37        Executive Vice President, Chief Financial
                                                     Officer and Director
Mel Fischer(a)....................       64        Executive Vice President
Lon C. Kile.......................       43        Executive Vice President
Rich Dealy........................       32        Vice President and Chief Accounting Officer

---------------

(a) Mr. Fischer was a director and officer until his retirement from Pioneer and Pioneer USA on February 19, 1999.

     Scott D. Sheffield. Mr. Sheffield is a distinguished graduate of The University of Texas with a B.S. in Petroleum Engineering. Since August 1997, he has served as President, Chief Executive Officer and a director of Pioneer and President and a director of Pioneer USA. Mr. Sheffield was the President and a director of Parker & Parsley from May 1990 until August 1997 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley from October 1990 until August 1997. He was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. He served as Vice President -- Engineering of PPDC from September 1981 until April 1985 when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove became Executive Vice President -- Business Development of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Prior to joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy corp., in various capacities in international exploration and production, marketing, refining and marketing and planning and development. Mr. Dove earned a B.S. in Mechanical Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. He served as Executive Vice President and Chief Operating Officer of Mesa from March 1, 1997 until August 1997. From October 1996 to February 1997, Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa and from May 1991 to October 1996, he served as Vice President -- Exploration and Production of Mesa. From June 1988 to May 1991, Mr. Fagerstone served as Vice President -- Operations of Mesa.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a B. S. in Accounting and Texas Tech University with a Juris Doctorate degree, became Executive Vice President, General Counsel and Secretary of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Withrow was Vice President -- General Counsel of Parker & Parsley from January 1991, when he joined Parker & Parsley, to January 1995, when he was appointed Senior Vice President -- General Counsel. He was Parker & Parsley's Secretary from August 1992 until August 1997. Prior to joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     M. Garrett Smith. Mr. Smith, a graduate of The University of Texas with a B.S. in Electrical Engineering and Southern Methodist University with an M.B.A., was appointed Executive Vice President and Chief Financial Officer of Pioneer in December 1997. He served as Senior Vice President -- Finance of Pioneer from August 1997 until December 1997. Mr. Smith was elected Senior Vice President -- Finance and a director of Pioneer USA in August 1997. He served as Vice President -- Corporate Acquisitions of Mesa from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of Mesa and from 1994 to 1996 he served as Director of Financial Planning of Mesa. Mr. Smith was employed by BTC Partners, Inc. (a former financial advisor to Mesa) from 1989 to 1994.

     Mel Fischer. Mr. Fischer, a graduate of the University of California at Berkeley with a Masters degree in Geology, became Executive Vice
President -- Worldwide Exploration of Pioneer and Pioneer USA in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997 and was Executive Vice President -- Worldwide Exploration for Parker & Parsley from February 1997 to August 1997. Mr. Fischer retired from Pioneer and Pioneer USA effective February 15, 1999. He worked in the petroleum industry for 32 years, starting as a Petroleum Geologist with Texaco in 1962, and retiring as President, Occidental International Exploration and Production Company in March 1994. For the 10 years prior to becoming President of Occidental International, he served as Executive Vice President, World Wide Exploration with Occidental Oil and Gas Corporation. He is a registered geologist in the State of California, a member of the American Association of Petroleum Geologists and an emeritus member of the Board of Advisors for the Earth Sciences Research Institute at the University of Utah.

     Lon C. Kile. Mr. Kile, a graduate of Oklahoma State University with a B.B.A. in Accounting, became Executive Vice President of Pioneer and Pioneer USA in August 1997. Mr. Kile was Senior Vice President -- Investor Relations from October 1996 to August 1997. Previously, he served as Vice President and Manager of the Mid-Continent Division, Vice President -- Equity Finance & Analysis and Vice President -- Marketing & Program Administration. Prior to joining Parker & Parsley in 1985, he was employed as Supervisor -- Senior, Audit, in charge of Parker & Parsley's audit, with Arthur Young.

     Rich Dealy. Mr. Dealy is a graduate of Eastern New Mexico University with a B.B.A. in Accounting and Finance and is a Certified Public Accountant. He became Vice President and Chief Accounting Officer of Pioneer and Pioneer USA in February 1998. Mr. Dealy served as Controller of Pioneer USA from August 1997 to February 1998. He served as Controller of Parker & Parsley from August 1995 to August 1997. Mr. Dealy joined Parker & Parsley as an Accounting Manager in July, 1992. He was previously employed with KPMG Peat Marwick as an Audit Senior, in charge of Parker & Parsley's audit.

ITEM 11. EXECUTIVE COMPENSATION

     The Partnership does not have any directors or officers. Management of the Partnership is vested in Pioneer USA, the managing general partner. The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Under the Program agreement, Pioneer USA pays approximately 10% of the Partnership's acquisition, drilling and completion costs and approximately 25% of its operating and general and administrative expenses. In return, Pioneer USA is allocated approximately 25% of the Partnership's revenues. See Notes 6 and 10 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" for information regarding fees and reimbursements paid to the managing general partner or its affiliates by the Partnership.

     The Partnership does not directly pay any salaries of the executive officers of Pioneer USA, but does pay a portion of Pioneer USA's general and administrative expenses of which these salaries are a part. See Note 6 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  (a) Beneficial owners of more than five percent

     The Partnership is not aware of any person who beneficially owns 5% or more of the outstanding limited partnership interests of the Partnership. Pioneer USA owned 45 limited partner interests at January 1, 1999.

  (b) Security ownership of management

     The Partnership does not have any officers or directors. The managing general partner of the Partnership, Pioneer USA, has the exclusive right and full authority to manage, control and administer the Partnership's business. Under the limited partnership agreement, limited partners holding a majority of the outstanding limited partnership interests have the right to take certain actions, including the removal of the managing general partner or any other general partner. The Partnership is not aware of any current arrangement or activity which may lead to such removal. The Partnership is not aware of any officer or director of Pioneer USA who beneficially owns limited partnership interests in the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Transactions with the managing general partner or its affiliates

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $292,411   $285,534   $303,727
Reimbursement of general and administrative
  expenses...........................................  $ 23,688   $ 37,891   $ 47,950

     Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues. Also, see Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" regarding the Partnership's participation with the managing general partner in oil and gas activities of the Program.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

  (a) 1. Financial statements

     The following are filed as part of this annual report:

          Independent Auditors' Report -- Ernst & Young LLP

          Independent Auditors' Report -- KPMG LLP

          Balance sheets as of December 31, 1998 and 1997

          Statements of operations for the years ended December 31, 1998, 1997 and 1996

          Statements of partners' capital for the years ended December 31, 1998, 1997 and 1996

          Statements of cash flows for the years ended December 31, 1998, 1997 and 1996

          Notes to financial statements

  2. Financial statement schedules

     All financial statement schedules have been omitted since the required information is in the financial statements or notes thereto, or is not applicable nor required.

  (b) Reports on Form 8-K

     None.

  (c) Exhibits

     The exhibits listed on the accompanying index to exhibits are filed or incorporated by reference as part of this annual report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PARKER & PARSLEY 87-B, LTD.

                                            By: Pioneer Natural Resources USA,
                                                Inc.
                                                Managing General Partner

                                            By:   /s/ SCOTT D. SHEFFIELD
                                              ----------------------------------
                                                     Scott D. Sheffield,
                                                          President

Dated: March 24, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


             /s/ SCOTT D. SHEFFIELD               President and Director of Pioneer     March 24, 1999
------------------------------------------------    USA
               Scott D. Sheffield

              /s/ TIMOTHY L. DOVE                 Executive Vice President and          March 24, 1999
------------------------------------------------    Director of Pioneer USA
                Timothy L. Dove

            /s/ DENNIS E. FAGERSTONE              Executive Vice President and          March 24, 1999
------------------------------------------------    Director of Pioneer USA
              Dennis E. Fagerstone

              /s/ MARK L. WITHROW                 Executive Vice President, General     March 24, 1999
------------------------------------------------    Counsel and Director of Pioneer
                Mark L. Withrow                     USA

              /s/ M. GARRETT SMITH                Executive Vice President, Chief       March 24, 1999
------------------------------------------------    Financial Officer and Director of
                M. Garrett Smith                    Pioneer USA

                /s/ LON C. KILE                   Executive Vice President of Pioneer   March 24, 1999
------------------------------------------------    USA
                  Lon C. Kile

                 /s/ RICH DEALY                   Vice President and Chief Accounting   March 24, 1999
------------------------------------------------    Officer of Pioneer USA
                   Rich Dealy

                          PARKER & PARSLEY 87-B, LTD.

                               INDEX TO EXHIBITS

     The following documents are incorporated by reference in response to Item 14(c):

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------

          4(a)           -- Agreement of Limited Partnership of Parker & Parsley
                            87-B, Ltd. incorporated by reference to Exhibit A of the
                            Partnership's Registration Statement on Form S-1
                            (Registration No. 33-16910) (hereinafter called the
                            Partnership's Registration Statement
          4(b)           -- Form of Subscription Agreement and Power of Attorney
                            incorporated by reference to Exhibit D of the
                            Partnership's Registration Statement
          4(c)           -- Specimen Certificate of Limited Partnership Interest
                            incorporated by reference to Exhibit D of the
                            Partnership's Registration Statement
         10(b)           -- Development Program Agreement incorporated by reference to Exhibit C of the Partnership's Registration Statement
         27.1*           -- Financial Data Schedule
          99.1           -- Mutual Release and Indemnity Agreement dated May 25, 1993 incorporated by reference to Exhibit 99.1 of the
                            Partnership's Annual Report on Form 10-K for the year
                            ended December 31, 1993

---------------

*  Filed herewith

                          PARKER & PARSLEY 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)
                        DECEMBER 31, 1998, 1997 AND 1996

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

     The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing discounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rates to the difference.

     Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider probable reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                1998       1997        1996
                                                              --------   ---------   ---------
                                                                       (IN THOUSANDS)
Oil and gas producing activities:
  Future cash inflows.......................................  $ 6,049    $ 17,619    $ 34,713
  Future production costs...................................   (4,620)    (10,726)    (17,225)
  Future development costs..................................       --          --         253
                                                              -------    --------    --------
                                                                1,429       6,893      17,741
  10% annual discount factor................................     (449)     (3,045)     (9,369)
                                                              -------    --------    --------
  Standardized measure of discounted future net cash
     flows..................................................  $   980    $  3,848    $  8,372
                                                              =======    ========    ========

                                                                YEAR ENDED DECEMBER 31,
                                                              ---------------------------
                                                               1998      1997      1996
                                                              -------   -------   -------
                                                                    (IN THOUSANDS)
Oil and Gas Producing Activities:
  Oil and gas sales, net of production costs................  $  (365)  $  (772)  $(1,037)
  Net changes in prices and production costs................   (2,391)   (4,045)    3,792
  Extensions and discoveries................................       --        --        --
  Sales of minerals-in-place................................       --        --      (274)
  Purchases of minerals-in-place............................       --        --        --
  Revisions of estimated future development costs...........       --      (141)     (121)
  Revisions of previous quantity estimates and reserves
     added by development drilling..........................     (410)     (570)    1,463
  Accretion of discount.....................................      385       837       495
  Changes in production rates, timing and other.............      (87)      167      (898)
                                                              -------   -------   -------
  Change in present value of future net revenues............   (2,868)   (4,524)    3,420
                                                              -------   -------   -------
  Balance, beginning of year................................    3,848     8,372     4,952
                                                              -------   -------   -------
  Balance, end of year......................................  $   980   $ 3,848   $ 8,372
                                                              =======   =======   =======

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                            SUPPLEMENTAL INFORMATION

                                       OF

               PARKER & PARSLEY PRODUCING PROPERTIES 87-B, LTD.,
                          A TEXAS LIMITED PARTNERSHIP

                                       TO

                 PROXY STATEMENT DATED                  , 1999

                             ----------------------

       THE DATE OF THIS SUPPLEMENT IS                             , 1999
                             ----------------------

     This document contains important information specific to Parker & Parsley Producing Properties 87-B, Ltd. and supplements the proxy statement dated
                    , 1999, of Pioneer Natural Resources USA, Inc., by which Pioneer USA is soliciting proxies to be voted at a special meeting of limited partners of the partnerships described in the proxy statement. The purpose of the special meeting is for you to vote upon the merger of Parker & Parsley Producing Properties 87-B, Ltd. with and into Pioneer USA that, if completed, will result in your receiving cash for your partnership interests.

     This supplement contains the following information concerning Parker & Parsley Producing Properties 87-B, Ltd.:

     - A table containing:

        -- the aggregate initial investment by the limited partners

        -- the aggregate historical limited partner distributions through June
           30, 1999

        -- the merger value per $1,000 limited partner investment as of June 30,
           1999

        -- the merger value per $1,000 limited partner investment as a multiple of distributions for the 12 months ended June 30, 1999

        -- the book value per $1,000 limited partner investment as of June 30, 1999 and as of December 31, 1998 and

        -- the ordinary tax loss per $1,000 limited partner investment in year of initial investment

     - Quarterly Report on Form 10-Q for the six months ended June 30, 1999

     - Annual Report on Form 10-K for the year ended December 31, 1998

     - Disclosures about the partnership's oil and gas producing activities

                PARKER & PARSLEY PRODUCING PROPERTIES 87-B, LTD.

                         SUPPLEMENTAL INFORMATION TABLE

Aggregate Initial Investment by the Limited Partners(a).....  $ 6,096
Aggregate Historical Limited Partner Distributions through
  June 30, 1999(a)..........................................  $ 5,858
Merger Value per $1,000 Limited Partner Investment as of
  June 30, 1999(b)..........................................  $208.84
Merger Value per $1,000 Limited Partner Investment as a
  Multiple of Distributions for the 12 Months ended June 30,
  1999(b)...................................................    15.45times
Book Value per $1,000 Limited Partner Investment:
  -- as of June 30, 1999(b).................................  $139.13
  -- as of December 31, 1998(b).............................  $142.63
Ordinary Tax Loss per $1,000 Limited Partner Investment in
  Year of Initial Investment(b), (c)........................  $    45

---------------

(a)  Stated in thousands.

(b) Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

(c) Your ability to use your distributive share of the partnership's loss to offset your other income may have been subject to certain limitations at your level as a partner, and you may therefore wish to consult your tax advisor to determine the additional value, if any, actually realized by you in your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                         COMMISSION FILE NO. 33-11193-2

                PARKER & PARSLEY PRODUCING PROPERTIES 87-B, LTD.
             (Exact name of Registrant as specified in its charter)

                    TEXAS                                        75-2205943
       (State or other jurisdiction of                        (I.R.S. Employer
       incorporation or organization)                      Identification Number)

  303 WEST WALL, SUITE 101, MIDLAND, TEXAS                          79701
  (Address of principal executive offices)                       (Zip code)

      Registrant's Telephone Number, including area code : (915) 683-4768

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                PARKER & PARSLEY PRODUCING PROPERTIES 87-B, LTD.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS
     Balance Sheets as of June 30, 1999 and December 31,
      1998..................................................     3
     Statements of Operations for the three and six months
      ended June 30, 1999 and 1998..........................     4
     Statement of Partners' Capital for the six months ended
      June 30, 1999.........................................     5
     Statements of Cash Flows for the six months ended June
      30, 1999 and 1998.....................................     6
     Notes to Financial Statements..........................     7

ITEM 2.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
       CONDITION AND RESULTS OF OPERATIONS..................     8

PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K....................    11
     27.1 Financial Data Schedule
     Signatures.............................................    12

                         PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                PARKER & PARSLEY PRODUCING PROPERTIES 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                     ASSETS

                                                                JUNE 30,     DECEMBER 31,
                                                                  1999           1998
                                                              ------------   ------------
                                                              (UNAUDITED)
Current assets:
  Cash......................................................  $    45,680    $      9,859
  Accounts receivable:
     Oil and gas sales......................................      118,796          89,569
     Affiliate..............................................           --           3,287
                                                              -----------    ------------
          Total current assets..............................      164,476         102,715
                                                              -----------    ------------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    4,835,489       4,835,768
Accumulated depletion.......................................   (4,114,953)     (4,060,082)
                                                              -----------    ------------
          Net oil and gas properties........................      720,536         775,686
                                                              -----------    ------------
                                                              $   885,012    $    878,401
                                                              ===========    ============

LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $    28,318    $         --
Partners' capital:
  Managing general partner..................................        8,618           8,983
  Limited partners (12,191 interests).......................      848,076         869,418
                                                              -----------    ------------
                                                                  856,694         878,401
                                                              -----------    ------------
                                                              $   885,012    $    878,401
                                                              ===========    ============

  The financial information included as of June 30, 1999 has been prepared by management
                without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                PARKER & PARSLEY PRODUCING PROPERTIES 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                     THREE MONTHS ENDED     SIX MONTHS ENDED
                                                          JUNE 30,              JUNE 30,
                                                     -------------------   -------------------
                                                       1999       1998       1999       1998
                                                     --------   --------   --------   --------
Revenues:
  Oil and gas......................................  $144,544   $149,730   $243,058   $286,777
  Interest.........................................       557      1,068        966      2,283
  Gain (loss) on disposition of assets.............       (61)        --     14,551      2,161
                                                     --------   --------   --------   --------
                                                      145,040    150,798    258,575    291,221
                                                     --------   --------   --------   --------
Costs and expenses:
  Oil and gas production...........................    86,306    115,069    172,633    207,645
  General and administrative.......................     4,337      4,492      7,292      8,603
  Depletion........................................    15,267     24,952     54,871     51,767
  Abandoned property...............................     2,974      1,781     14,613      2,023
                                                     --------   --------   --------   --------
                                                      108,884    146,294    249,409    270,038
                                                     --------   --------   --------   --------
Net income.........................................  $ 36,156   $  4,504   $  9,166   $ 21,183
                                                     ========   ========   ========   ========
Allocation of net income:
  Managing general partner.........................  $    362   $     45   $     92   $    212
                                                     ========   ========   ========   ========
  Limited partners.................................  $ 35,794   $  4,459   $  9,074   $ 20,971
                                                     ========   ========   ========   ========
Net income per limited partnership interest........  $   2.93   $    .37   $    .74   $   1.72
                                                     ========   ========   ========   ========
Distributions per limited partnership interest.....  $    .51   $   4.50   $   2.49   $  12.25
                                                     ========   ========   ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                PARKER & PARSLEY PRODUCING PROPERTIES 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         STATEMENT OF PARTNERS' CAPITAL
                                  (UNAUDITED)

                                                              MANAGING
                                                              GENERAL    LIMITED
                                                              PARTNER    PARTNERS    TOTAL
                                                              --------   --------   --------
Balance at January 1, 1999..................................   $8,983    $869,418   $878,401
  Distributions.............................................     (457)    (30,416)   (30,873)
  Net income................................................       92       9,074      9,166
                                                               ------    --------   --------
Balance at June 30, 1999....................................   $8,618    $848,076   $856,694
                                                               ======    ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                PARKER & PARSLEY PRODUCING PROPERTIES 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                    JUNE 30,
                                                              --------------------
                                                                1999       1998
                                                              --------   ---------
Cash flows from operating activities:
  Net income................................................  $  9,166   $  21,183
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depletion..............................................    54,871      51,767
     Gain on disposition of assets..........................   (14,551)     (2,161)
  Changes in assets and liabilities:
     Accounts receivable....................................   (25,940)     57,934
     Accounts payable.......................................    28,318      (7,243)
                                                              --------   ---------
          Net cash provided by operating activities.........    51,864     121,480
                                                              --------   ---------
Cash flows from investing activities:
  Additions to oil and gas equipment........................    (1,349)     (5,997)
  Proceeds from asset dispositions..........................    16,179       2,161
                                                              --------   ---------
          Net cash provided by (used in) investing
            activities......................................    14,830      (3,836)
                                                              --------   ---------
Cash flows used in financing activities:
  Cash distributions to partners............................   (30,873)   (150,613)
                                                              --------   ---------
Net increase (decrease) in cash.............................    35,821     (32,969)
Cash at beginning of period.................................     9,859      74,883
                                                              --------   ---------
Cash at end of period.......................................  $ 45,680   $  41,914
                                                              ========   =========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                PARKER & PARSLEY PRODUCING PROPERTIES 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley Producing Properties 87-B, Ltd. (the "Partnership") is a limited partnership organized in 1987 under the laws of the State of Texas.

     The Partnership engages primarily in oil and gas production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. BASIS OF PRESENTATION

     In the opinion of management, the unaudited financial statements of the Partnership as of June 30, 1999 and for the three and six months ended June 30, 1999 and 1998 include all adjustments and accruals consisting only of normal recurring accrual adjustments which are necessary for a fair presentation of the results for the interim period. These interim results are not necessarily indicative of results for a full year. Certain reclassifications have been made to the June 30, 1998 financial statements to conform to the June 30, 1999 financial statement presentations.

     Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in this Form 10-Q pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements should be read in conjunction with the financial statements and the notes thereto contained in the Partnership's Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, a copy of which is available upon request by writing to Rich Dealy, Vice President and Chief Accounting Officer, 5205 North O'Connor Boulevard, 1400 Williams Square West, Irving, Texas 75039-3746.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS(1)

RESULTS OF OPERATIONS

  Six months ended June 30, 1999 compared with six months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues decreased 15% to $243,058 from $286,777 for the six months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from lower average prices received and declines in production. For the six months ended June 30, 1999, 12,583 barrels of oil, 5,365 barrels of natural gas liquids ("NGLs") and 24,988 mcf of gas were sold, or 22,113 barrel of oil equivalents ("BOEs"). For the six months ended June 30, 1998, 15,550 barrels of oil, 5,243 barrels of NGLs and 23,042 mcf of gas were sold, or 24,633 BOEs.

     The average price received per barrel of oil decreased 5% from $13.98 for the six months ended June 30, 1998 to $13.27 for the same period in 1999. The average price received per barrel of NGLs increased 13% from $6.83 during the six months ended June 30, 1998 to $7.72 for the same period in 1999. The average price received per mcf of gas decreased 5% to $1.39 for the six months ended June 30, 1999 compared to $1.46 for the same period in 1998. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received during the six months ended June 30, 1999.

     The volatility of commodity prices has had, and continues to have, a significant impact on the Partnership's revenues and operating cash flow and could result in additional decreases to the carrying value of the Partnership's oil and gas properties.

     Gain on disposition of assets of $14,551 and $2,161 was recognized during the six months ended June 30, 1999 and 1998, respectively. The gain recognized during the period in 1999 was due to equipment credits received on fully depleted wells. The gain recognized during the period in 1998 resulted from equipment credits on wells plugged and abandoned in the prior year.

     Costs and Expenses:

     Total costs and expenses decreased to $249,409 for the six months ended June 30, 1999 as compared to $270,038 for the same period in 1998, a decrease of $20,629, or 8%. This decrease was due to reductions in production costs and general and administrative expenses ("G&A"), offset by increases in abandoned property costs and depletion.

     Production costs were $172,633 for the six months ended June 30, 1999 and $207,645 for the same period in 1998, resulting in a $35,012 decrease, or 17%. The decrease was primarily attributable to declines in well maintenance costs, production taxes and ad valorem taxes.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 15% from $8,603 for the six months ended June 30, 1998, to $7,292 for the same period in 1999.

     Depletion was $54,871 for the six months ended June 30, 1999 compared to $51,767 for the same period in 1998, an increase of $3,104, or 6%. This increase was primarily due to reserve revisions on a significant well, offset by a reduction in oil production of 2,967 barrels for the six months ended June 30, 1999 compared to the same period in 1998.

     Abandoned property costs of $14,613 and $2,023 incurred during the six months ended June 30, 1999 and 1998, respectively, were related to wells plugged and abandoned during 1998.

  Three months ended June 30, 1999 compared with three months ended June 30,
1998

     Revenues:

     The Partnership's oil and gas revenues decreased 3% to $144,544 from $149,730 for the three months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from a decrease in production, offset by higher average prices received. For the three months ended June 30, 1999, 6,442 barrels of oil, 3,296 barrels of NGLs and 13,609 mcf of gas were sold, or 12,006 BOEs. For the three months ended June 30, 1998, 7,555 barrels of oil, 3,585 barrels of NGLs and 14,053 mcf of gas were sold, or 13,482 BOEs.

     The average price received per barrel of oil increased $1.18, or 9%, from $13.31 for the three months ended June 30, 1998 to $14.49 for the same period in 1999. The average price received per barrel of NGLs increased $1.38, or 18%, from $7.68 during the three months ended June 30, 1998 to $9.06 for the same period in 1999. The average price received per mcf of gas increased slightly from $1.54 during the three months ended June 30, 1998 to $1.57 in 1999.

     Costs and Expenses:

     Total costs and expenses decreased to $108,884 for the three months ended June 30, 1999 as compared to $146,294 for the same period in 1998, a decrease of $37,410, or 26%. This decrease was due to declines in production costs, depletion and G&A, offset by an increase in abandoned property costs.

     Production costs were $86,306 for the three months ended June 30, 1999 and $115,069 for the same period in 1998, resulting in a $28,763 decrease, or 25%. The decrease was the result of lower well maintenance costs, ad valorem taxes and production taxes.

     During this period, G&A decreased, in aggregate, 3% from $4,492 for the three months ended June 30, 1998 to $4,337 for the same period in 1999.

     Depletion was $15,267 for the three months ended June 30, 1999 compared to $24,952 for the same period in 1998, a decrease of $9,685, or 39%. This decrease was primarily attributable to an increase in proved reserves during the period ended June 30, 1999 as a result of higher commodity prices, a decrease in oil production of 1,113 barrels for the three months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121") during the fourth quarter of 1998.

     Abandoned property costs of $2,974 and $1,781 incurred during the three months ended June 30, 1999 and 1998, respectively, were related to wells plugged and abandoned during 1998.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $69,616 during the six months ended June 30, 1999 from the same period in 1998. This decrease was primarily the result of a decline in oil and gas sales receipts and an increase in abandoned property costs paid, offset by decreases in production costs and G&A expenses paid.

  Net Cash Provided by (Used in) Investing Activities

     The Partnership's principal investing activities during the six months ended June 30, 1999 and 1998 were related to expenditures for replacement of oil and gas equipment on active properties.

     Proceeds from asset dispositions of $16,179 and $2,161 were received for the six months ending June 30, 1999 and 1998, respectively. The proceeds recognized during the period in 1999 were primarily from equipment credits on fully depleted wells. The proceeds recognized during the period in 1998 were primarily due to equipment credits received on previously abandoned properties.

  Net Cash Used in Financing Activities

     Cash was sufficient for the six months ended June 30, 1999 to cover distributions to the partners of $30,873 of which $457 was distributed to the managing general partner and $30,416 to the limited partners. For the same period ended June 30, 1998, cash was sufficient for distributions to the partners of $150,613 of which $1,240 was distributed to the managing general partner and $149,373 to the limited partners.

     From the third quarter of 1997 through the first quarter of 1999, there was a declining trend in oil and gas levels. During the first quarter of 1999, the Organization of Petroleum Exporting Countries and certain other crude oil exporting nations announced reductions in their planned export volumes. These announcements, together with early indications that the nations have initiated their planned reductions, have had some stabilizing effect on commodity prices during the latter part of the first quarter of 1999 and into August 1999. However, no assurances can be given that the stabilizing effect of these actions, or the planned reductions in export volumes, will be sustained for an extended period of time.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright, or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     As of June 30, 1999, the managing general partner estimates that the assessment phase is approximately 99% complete and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     Through June 30, 1999, the managing general partner had distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 52% of the inquiries.

     The remedial phase of the managing general partner's Year 2000 project is in varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of June 30, 1999, the managing general partner estimates that the remedial phase is approximately 83% complete, on a worldwide basis, subject to continuing evaluations of the responses to third party inquiries and to the testing phase results. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and has completed the testing of the system for Year 2000 compliance. The remediation of non-information technology is expected to be completed by October 1999. The managing general partner's Year 2000 remedial actions have not delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of information technology systems by October 1999. The testing of the non-information technology remediation is scheduled to be completed by the end of November 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. As of June 30, 1999, the managing general partner's total costs incurred on the Year 2000 problem were $2.3 million, of which approximately $200 thousand were incurred to replace non-compliant systems.

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the business continuity and contingency planning phase of the managing general partner's Year 2000 project, contingency plans were designed to mitigate the exposures to mission critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.
---------------

(1) "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements.

                           PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

  (a) Exhibits

     27.1 Financial Data Schedule

  (b) Reports on Form 8-K -- none

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARKER & PARSLEY PRODUCING
                                            PROPERTIES 87-B, LTD.

                                            By: Pioneer Natural Resources USA,
                                                Inc.,
                                                Managing General Partner

                                            By:       /s/ RICH DEALY
                                              ----------------------------------
                                                Rich Dealy, Vice President and
                                                   Chief Accounting Officer

Dated: August 11, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM 10-K

                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                         COMMISSION FILE NO. 33-11193-2

                PARKER & PARSLEY PRODUCING PROPERTIES 87-B, LTD.
             (Exact name of Registrant as specified in its charter)

                    TEXAS                                       75-2205943
       (State or other jurisdiction of                       (I.R.S. Employer
       incorporation or organization)                     Identification Number)

  303 WEST WALL, SUITE 101, MIDLAND, TEXAS                         79701
  (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

        Securities registered pursuant to Section 12(b) of the Act: NONE

          Securities registered pursuant to Section 12(g) of the Act:
                 LIMITED PARTNERSHIP INTERESTS ($500 PER UNIT)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

     No market currently exists for the limited partnership interests of the Registrant. Based on original purchase price the aggregate market value of limited partnership interests owned by non-affiliates of the Registrant is $5,997,500.

     As of March 8, 1999, the number of outstanding limited partnership interests was 12,191.

     The following documents are incorporated by reference into the indicated parts of this Annual Report on Form 10-K: NONE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Parts I and II of this Report contain forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements. See "Item 1. Business" for a description of various factors that could materially affect the ability of the Partnership to achieve the anticipated results described in the forward looking statements.

                                     PART I

ITEM 1. BUSINESS

     Parker & Parsley Producing Properties 87-B, Ltd. (the "Partnership") is a limited partnership organized in 1987 under the laws of the state of Texas. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger. For a more complete description of the Parker & Parsley and Mesa merger, see Pioneer's Registration Statement on Form S-4 as filed with the Securities & Exchange Commission.

     A Registration Statement, as amended, filed pursuant to the Securities Act of 1933, registering limited partnership interests aggregating $30,000,000 in a series of Texas limited partnerships formed under the Parker & Parsley Producing Properties Program-I, was declared effective by the Securities and Exchange Commission on February 20, 1987. On December 28, 1987, the offering of limited partnership interests in the Partnership, the second partnership formed under such statement, was closed, with interests aggregating $6,095,500 being sold to 573 subscribers.

     The Partnership's primary business plan and objectives are to purchase producing oil and gas properties and distribute the cash flow from operations to its partners. The Partnership is not involved in any industry segment other than oil and gas. See "Item 6. Selected Financial Data" and "Item 8. Financial Statements and Supplementary Data" of this report for a summary of the Partnership's revenue, income and identifiable assets.

     The principal markets during 1998 for the oil produced by the Partnership were refineries and oil transmission companies that have facilities near the Partnership's oil producing properties. The principal markets for the Partnership's gas were companies that have pipelines located near the Partnership's gas producing properties. Of the Partnership's total oil and gas revenues for 1998, approximately 58% and 23% were attributable to sales made to Genesis Crude Oil, L.P. and Western Gas Resources, Inc., respectively.

     The Partnership's revenues, profitability, cash flow and future rate of growth are highly dependent on the prevailing prices of oil and gas, which are affected by numerous factors beyond the Partnership's control. Oil and gas prices historically have been very volatile. A substantial or extended decline in the prices of oil or gas could have a material adverse effect on the Partnership's revenues, profitability and cash flow and could, under certain circumstances, result in a reduction in the carrying value of the Partnership's oil and gas properties.

     Because of the demand for oil and gas, the Partnership does not believe that the termination of the sales of its products to any one customer would have a material adverse impact on its operations. The loss of a particular customer for gas may have an effect if that particular customer has the only gas pipeline located in the areas of the Partnership's gas producing properties. The Partnership believes, however, that the effect would be temporary, until alternative arrangements could be made.

     Federal and state regulation of oil and gas operations generally includes the fixing of maximum prices for regulated categories of natural gas, the imposition of maximum allowable production rates, the taxation of income and other items and the protection of the environment. Although the Partnership believes that its business operations do not impair environmental quality and that its costs of complying with any applicable environmental regulations are not currently significant, the Partnership cannot predict what, if any, effect these environmental regulations may have on its current or future operations.

     The Partnership does not have any employees of its own. Pioneer USA employs 818 persons, many of whom dedicated a part of their time to the conduct of the Partnership's business during the period for which this report is filed. Pioneer USA supplies all management functions.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves.

     No material part of the Partnership's business is seasonal and the Partnership conducts no foreign operations.

ITEM 2. PROPERTIES

     The Partnership's properties consist primarily of leasehold interests in properties on which oil and gas wells are located. Such property interests are often subject to landowner royalties, overriding royalties and other oil and gas leasehold interests.

     The Partnership completed seven purchases of producing properties. These acquisitions involved the purchase of working interests in 54 properties of which all are operated by the managing general partner. The Partnership also participated in the drilling of two oil and gas wells during 1988 which were completed as producers. Additionally, the Partnership purchased 15 overriding royalty interests effective January 1, 1990 and two additional overriding royalty interests during 1991. Twenty-one uneconomical wells have been abandoned. At December 31, 1998, the Partnership had 35 producing oil and gas wells.

     For information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities for the years then ended, see Note 7 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" below. Such reserves have been estimated by the engineering staff of Pioneer USA with a review by Williamson Petroleum Consultants, Inc., an independent petroleum consultant.

ITEM 3. LEGAL PROCEEDINGS

     The Partnership from time to time is a party to various legal proceedings incidental to its business involving claims in oil and gas leases or interests, other claims for damages in amounts not in excess of 10% of its current assets and other matters, none of which Pioneer believes to be material to the Partnership.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to a vote of security holders during the fourth quarter of 1998.

                                    PART II

ITEM 5.MARKET FOR PARTNERSHIP'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     At March 8, 1999, the Partnership had 12,191 outstanding limited partnership interests held of record by 560 subscribers. There is no established public trading market for the limited partnership interests. Under the limited partnership agreement, Pioneer USA has made certain commitments to purchase partnership interests at a computed value.

     Revenues which, in the sole judgement of the managing general partner, are not required to meet the Partnership's obligations are distributed to the partners at least quarterly in accordance with the limited partnership agreement. During the years ended December 31, 1998 and 1997, $200,016 and $477,903, respectively, of such revenue-related distributions were made to the limited partners.

ITEM 6. SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the years ended December 31:

                             1998         1997         1996         1995         1994
                           ---------   ----------   ----------   ----------   ----------
OPERATING RESULTS:
  Oil and gas sales......  $ 532,606   $  846,163   $  980,232   $  921,034   $  907,637
                           =========   ==========   ==========   ==========   ==========
  Impairment of oil and
     gas properties......  $  35,017   $  317,255   $   42,277   $  104,960   $       --
                           =========   ==========   ==========   ==========   ==========
  Net income (loss)......  $(118,738)  $ (142,439)  $  303,380   $  157,736   $ (166,914)
                           =========   ==========   ==========   ==========   ==========
  Allocation of net
     income (loss):
     Managing general
       partner...........  $  (1,187)  $   (1,424)  $    3,034   $    1,578   $   (1,669)
                           =========   ==========   ==========   ==========   ==========
     Limited partners....  $(117,551)  $ (141,015)  $  300,346   $  156,158   $ (165,245)
                           =========   ==========   ==========   ==========   ==========
  Limited partners' net
     income (loss) per
     limited partnership
     interest............  $   (9.64)  $   (11.57)  $    24.64   $    12.81   $   (13.55)
                           =========   ==========   ==========   ==========   ==========
  Limited partners' cash
     distributions per
     limited partnership
     interest............  $   16.41   $    39.20   $    35.59   $    29.01   $    21.87
                           =========   ==========   ==========   ==========   ==========
AT YEAR END:
  Total assets...........  $ 878,401   $1,241,161   $1,823,614   $1,958,507   $2,158,522
                           =========   ==========   ==========   ==========   ==========

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  1998 compared to 1997

     The Partnership's 1998 oil and gas revenues decreased 37% to $532,606 from $846,163 in 1997. The decrease in revenues resulted from lower average prices received. In 1998, 29,481 barrels of oil, 11,315 barrels of natural gas liquids ("NGLs") and 50,220 mcf of gas were sold, or 49,166 barrel of oil equivalents ("BOEs"). In 1997, 28,091 barrels of oil, 7,221 barrels of NGLs and 90,629 mcf of gas were sold, or 50,417 BOEs. Due to the decline characteristics of the Partnership's oil and gas properties, management expects a certain amount of decline in production in the future until the Partnership's economically recoverable reserves are fully depleted.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. Effective September 30, 1997, as a result of the merger with Mesa, the managing general partner accounts for processed natural gas production in two components: natural gas liquids and dry residue gas. As a result of the change in the managing general partner's policy, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, separate product volumes will not be comparable for periods prior to September 30, 1997. Also, prices for gas products will not be comparable as the price per mcf for natural gas for the year ended December 31, 1998 is the price received for dry residue gas and the price per mcf for natural gas produced prior to October 1997 was presented as a price for wet gas (i.e., natural gas liquids combined with dry residue gas).

     The average price received per barrel of oil decreased $6.07, or 32%, from $19.12 in 1997 to $13.05 in 1998. The average price received per barrel of NGLs decreased $4.07, or 38%, from $10.65 in 1997 to $6.58 in 1998. The average price received per mcf of gas decreased 43% from $2.56 in 1997 to $1.46 in 1998. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1998.

     In 1998, $4,248 gain on disposition of assets was recognized from proceeds received from equipment salvage on wells plugged in prior years. In 1997, a $13,626 gain on disposition of assets was recognized from proceeds of $43,532 received from equipment salvage, offset by the write-off of remaining capitalized well costs of $29,906 on one plugged and abandoned well.

     Total costs and expenses decreased in 1998 to $659,670 as compared to $1,008,245 in 1997, a decrease of $348,575, or 35%. The decrease was primarily attributable to declines in the impairment of oil and gas properties, depletion, general and administrative expenses ("G&A"), production costs and abandoned property costs.

     Production costs were $385,648 in 1998 and $407,313 in 1997, resulting in a $21,665 decrease, or 5%. The decrease was the result of reductions in production taxes and ad valorem taxes, offset by increases in well maintenance costs and workover expenses incurred in an effort to stimulate well production.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 43%, from $27,969 in 1997 to $15,978 in 1998. The Partnership paid the managing general partner $9,662 in 1998 and $19,944 in 1997 for G&A incurred on behalf of the Partnership. G&A is allocated, in part, to the Partnership by the managing general partner. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the managing general partner reviews the Partnership's oil and gas properties for impairment whenever events or circumstances indicate a decline in the recoverability of the carrying value of the Partnership's assets may have occurred. Declining commodity prices prompted impairment reviews in 1998 and 1997. As a result of the review and evaluation of its long-lived assets for impairment, the Partnership recognized non-cash charges of $35,017 and $317,255 related to its oil and gas properties during 1998 and 1997, respectively.

     Depletion was $206,289 in 1998 compared to $230,739 in 1997, a decrease of $24,450, or 11%. This decrease was the result of a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1997, offset by a combination of factors that included a decline in proved reserves during 1998 due to the lower commodity prices and an increase in oil production of 1,390 barrels for the period ended December 31, 1998 compared to the same period in 1997.

     Abandoned property costs of $16,738 were incurred in 1998 to plug and abandon one oil and gas well which was temporarily abandoned in a prior year. Expenses of $24,969 were incurred during 1997 to plug and abandon one oil and gas well.

  1997 compared to 1996

     The Partnership's 1997 oil and gas revenues decreased 14% to $846,163 from $980,232 in 1996. The decrease in revenues resulted from a lower average price received per barrel of oil. In 1997, 28,091 barrels of oil, 7,221 barrels of NGLs and 90,629 mcf of gas were sold, or 50,417 BOEs. In 1996, 35,151 barrels of oil and 90,750 mcf of gas were sold, or 50,276 BOEs.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. As is described above in "Results of Operations -- 1998 compared to 1997", the Partnership changed its method of accounting for processed natural gas to a dry gas basis in the fourth quarter of 1997. As a result of this change, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, 1997 and 1996 separate product volumes are not comparable.

     The average price received per barrel of oil decreased $2.53, or 12%, from $21.65 in 1996 to $19.12 in 1997. The average price received per barrel of NGLs during 1997 was $10.65. The average price received per mcf of gas increased 6% from $2.42 in 1996 to $2.56 in 1997.

     In 1997, a gain of $13,626 on disposition of assets was recognized from proceeds received from equipment salvage, offset by the write-off of remaining capitalized well costs on one plugged and abandoned oil and gas well. Loss on disposition of assets of $1,162 was recognized during 1996, resulting from the write-off of remaining capitalized well costs of $2,473 on one oil and gas well and one saltwater disposal well, offset by proceeds of $1,311 received from equipment salvage.

     Total costs and expenses increased in 1997 to $1,008,245 as compared to $680,099 in 1996, an increase of $328,146, or 48%. The increase was primarily attributable to increases in the impairment of oil and gas properties, depletion and abandoned property costs, offset by declines in production costs and G&A.

     Production costs were $407,313 in 1997 and $457,850 in 1996, resulting in a $50,537 decrease, or 11%. The decrease was the net result of a reduction in workover costs, well maintenance costs and production taxes, offset by an increase in ad valorem taxes.

     During this period, G&A decreased, in aggregate, 13%, from $31,991 in 1996 to $27,969 in 1997. The Partnership paid the managing general partner $19,944 in 1997 and $24,530 in 1996 for G&A incurred on behalf of the Partnership.

     The Partnership recognized non-cash SFAS 121 impairment provisions of $317,255 and $42,277 related to its proved oil and gas properties during the fourth quarters of 1997 and 1996, respectively.

     Depletion was $230,739 in 1997 compared to $146,246 in 1996, an increase of $84,493, or 58%. This increase was primarily attributable to a decrease in oil reserves during 1997 as a result of lower commodity prices, offset by a decline in oil production of 7,060 barrels in 1997 as compared to 1996.

     Abandoned property costs of $24,969 and $1,735 were incurred during 1997 and 1996, respectively, to plug and abandon one oil and gas well in 1997 and one oil and gas well and one saltwater disposal well in 1996.

IMPACT OF INFLATION AND CHANGING PRICES ON SALES AND NET INCOME

     Inflation impacts the fixed overhead rate charges of the lease operating expenses for the Partnership. During 1998, the annual change in the index of average weekly earnings of crude petroleum and gas production workers issued by the U.S. Department of Labor, Bureau of Labor Statistics increased (effective April 1, 1998) 10.3%. The 1997 annual change in average weekly earnings increased by 2%. The

1996 index increased 4.1%. The impact of inflation for other lease operating expenses is small due to the current economic condition of the oil industry.

     The oil and gas industry experienced volatility during the past decade because of the fluctuation of the supply of most fossil fuels relative to the demand for such products and other uncertainties in the world energy markets causing significant fluctuations in oil and gas prices. During 1998, the price per barrel for oil production similar to the Partnership's ranged from approximately $9.50 to $15.50. During most of 1997 and 1996, the Partnership benefitted from higher oil prices as compared to previous years. However, during the fourth quarter of 1997, oil prices began a downward trend that has continued into March 1999. On March 8, 1999, the market price for West Texas intermediate crude was $11.00 per barrel. A continuation of the current commodity price environment will continue to have an adverse effect on the Partnership's revenues, operating cash flow and distributions and could result in additional decreases in the carrying value of the Partnership's oil and gas properties.

     Prices for natural gas are subject to ordinary seasonal fluctuations, and this volatility of natural gas prices may result in production being curtailed and, in some cases, wells being completely shut-in.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $295,036 during the year ended December 31, 1998 from the year ended December 31, 1997. The decrease was primarily due to a decline in oil and gas sales receipts and an increase in production costs paid, offset by reductions in abandoned property costs and G&A expenses paid.

  Net Cash Provided by (Used in) Investing Activities

     The Partnership's investing activities during 1998 were primarily for expenditures related to the addition of equipment on various oil and gas properties.

     Proceeds of $4,248 and $57,144 from salvage income from the disposal of oil and gas equipment on abandoned properties were received during 1998 and 1997, respectively.

  Net Cash Used in Financing Activities

     Cash was sufficient in 1998 for distributions to the partners of $201,780 of which $1,764 was distributed to the managing general partner and $200,016 to the limited partners. In 1997, cash was sufficient for distributions to the partners of $482,256 of which $4,353 was distributed to the managing general partner and $477,903 to the limited partners.

     The current commodity price environment will continue to impact the distributions and could result in limited or no distributions to the partners.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     The assessment phase of the managing general partner's Year 2000 project is at varying stages of completion as it pertains to information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the assessment phase is approximately 86% complete, on a worldwide basis, and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     The managing general partner expects to complete the assessment phase of its Year 2000 project by the end of the first quarter of 1999 but is being delayed by limited responses received on inquiries made of third party businesses. To date, the managing general partner has distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 37% of those inquiries.

     The remedial phase of the managing general partner's Year 2000 project is also at varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the remedial phase is approximately 54% complete, on a worldwide basis, subject to the continuing results of the third party inquiry assessments and the testing phase. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and is currently testing this system for Year 2000 compliance. The remediation of non-information technology is expected to be completed during July 1999. The managing general partner's Year 2000 remedial actions have not significantly delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of the Artesia system upgrades by March 1999 and all other information technology systems and non-information technology remediation by the end of the third quarter of 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. The managing general partner intends to use its working capital to pay for the costs of the Year 2000 projects. As of December 31, 1998, the managing general partner's total costs incurred on the Year 2000 problem were $1.8 million, of which $200 thousand were incurred to replace non-compliant systems. The managing general partner will allocate a portion of the costs of the Year 2000 programming charges to the Partnership in accordance with the general and administration allocation. (See Note 2 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".)

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the assessment phase of the managing general partner's Year 2000 project, contingency plans are being designed to mitigate the exposures to mission-critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Financial Statements of Parker & Parsley Producing
  Properties 87-B, Ltd.:
  Independent Auditors' Report -- Ernst & Young LLP.........   10
  Independent Auditors' Report -- KPMG LLP..................   11
  Balance Sheets as of December 31, 1998 and 1997...........   12
  Statements of Operations for the Years Ended December 31,
     1998, 1997 and 1996....................................   13
  Statements of Partners' Capital for the Years Ended
     December 31, 1998, 1997 and 1996.......................   14
  Statements of Cash Flows for the Years Ended December 31,
     1998, 1997 and 1996....................................   15
  Notes to Financial Statements.............................   16

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley Producing Properties 87-B, Ltd.
(A Texas Limited Partnership):

     We have audited the balance sheet of Parker & Parsley Producing Properties 87-B, Ltd. as of December 31, 1998, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley Producing Properties 87-B, Ltd. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

Dallas, Texas
March 15, 1999

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley Producing Properties 87-B, Ltd.
(A Texas Limited Partnership):

     We have audited the financial statements of Parker & Parsley Producing Properties 87-B, Ltd. as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley Producing Properties 87-B, Ltd. as of December 31, 1997, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Midland, Texas
March 20, 1998

                PARKER & PARSLEY PRODUCING PROPERTIES 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                  DECEMBER 31

                                     ASSETS

                                                                 1998          1997
                                                              -----------   -----------
Current assets:
  Cash......................................................  $     9,859   $    74,883
  Accounts receivable -- oil and gas sales..................       89,569       157,903
  Accounts receivable -- affiliate..........................        3,287            --
                                                              -----------   -----------
          Total current assets..............................      102,715       232,786
                                                              -----------   -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    4,835,768     4,827,151
Accumulated depletion.......................................   (4,060,082)   (3,818,776)
                                                              -----------   -----------
          Net oil and gas properties........................      775,686     1,008,375
                                                              -----------   -----------
                                                              $   878,401   $ 1,241,161
                                                              ===========   ===========

                           LIABILITIES AND PARTNERS' CAPITAL
Current liabilities:
  Accounts payable -- affiliate.............................  $        --   $    42,242
Partners' capital:
  Managing general partner..................................        8,983        11,934
  Limited partners (12,191 interests).......................      869,418     1,186,985
                                                              -----------   -----------
                                                                  878,401     1,198,919
                                                              -----------   -----------
                                                              $   878,401   $ 1,241,161
                                                              ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                PARKER & PARSLEY PRODUCING PROPERTIES 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31

                                                               1998         1997        1996
                                                             ---------   ----------   --------
Revenues:
  Oil and gas..............................................  $ 532,606   $  846,163   $980,232
  Interest.................................................      4,078        6,017      4,409
  Gain (loss) on disposition of assets.....................      4,248       13,626     (1,162)
                                                             ---------   ----------   --------
                                                               540,932      865,806    983,479
                                                             ---------   ----------   --------
Costs and expenses:
  Oil and gas production...................................    385,648      407,313    457,850
  General and administrative...............................     15,978       27,969     31,991
  Impairment of oil and gas properties.....................     35,017      317,255     42,277
  Depletion................................................    206,289      230,739    146,246
  Abandoned property.......................................     16,738       24,969      1,735
                                                             ---------   ----------   --------
                                                               659,670    1,008,245    680,099
                                                             ---------   ----------   --------
Net income (loss)..........................................  $(118,738)  $ (142,439)  $303,380
                                                             =========   ==========   ========
Allocation of net income (loss):
  Managing general partner.................................  $  (1,187)  $   (1,424)  $  3,034
                                                             =========   ==========   ========
  Limited partners.........................................  $(117,551)  $ (141,015)  $300,346
                                                             =========   ==========   ========
Net income (loss) per limited partnership interest.........  $   (9.64)  $   (11.57)  $  24.64
                                                             =========   ==========   ========

   The accompanying notes are an integral part of these financial statements.

                PARKER & PARSLEY PRODUCING PROPERTIES 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                        STATEMENTS OF PARTNERS' CAPITAL

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Partners' capital at January 1, 1996.......................  $19,125    $1,939,382   $1,958,507
  Distributions............................................   (4,448)     (433,825)    (438,273)
  Net income...............................................    3,034       300,346      303,380
                                                             -------    ----------   ----------
Partners' capital at December 31, 1996.....................   17,711     1,805,903    1,823,614
  Distributions............................................   (4,353)     (477,903)    (482,256)
  Net loss.................................................   (1,424)     (141,015)    (142,439)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1997.....................   11,934     1,186,985    1,198,919
  Distributions............................................   (1,764)     (200,016)    (201,780)
  Net loss.................................................   (1,187)     (117,551)    (118,738)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1998.....................  $ 8,983    $  869,418   $  878,401
                                                             =======    ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                PARKER & PARSLEY PRODUCING PROPERTIES 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998        1997        1996
                                                            ---------   ---------   ---------
Cash flows from operating activities:
  Net income (loss).......................................  $(118,738)  $(142,439)  $ 303,380
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     (Gain) loss on disposition of assets.................     (4,248)    (13,626)      1,162
     Impairment of oil and gas properties.................     35,017     317,255      42,277
     Depletion............................................    206,289     230,739     146,246
  Changes in assets and liabilities
     Accounts receivable..................................     65,047      31,537     (18,570)
     Accounts payable.....................................    (42,242)     12,695     (95,721)
                                                            ---------   ---------   ---------
          Net cash provided by operating activities.......    141,125     436,161     378,774
                                                            ---------   ---------   ---------
Cash flows from investing activities:
  Additions to oil and gas equipment......................     (8,617)         --     (15,058)
  Proceeds from disposition of assets.....................      4,248      57,144       2,410
                                                            ---------   ---------   ---------
          Net cash provided by (used in) investing
            activities....................................     (4,369)     57,144     (12,648)
                                                            ---------   ---------   ---------
Cash flows from financing activities:
  Cash distributions to partners..........................   (201,780)   (482,256)   (438,273)
                                                            ---------   ---------   ---------
Net increase (decrease) in cash...........................    (65,024)     11,049     (72,147)
Cash at beginning of year.................................     74,883      63,834     135,981
                                                            ---------   ---------   ---------
Cash at end of year.......................................  $   9,859   $  74,883   $  63,834
                                                            =========   =========   =========

   The accompanying notes are an integral part of these financial statements.

                PARKER & PARSLEY PRODUCING PROPERTIES 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley Producing Properties 87-B, Ltd. (the "Partnership") is a limited partnership organized in 1987 under the laws of the State of Texas. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger.

     The Partnership engages primarily in oil and gas production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Oil and gas properties -- The Partnership utilizes the successful efforts method of accounting for its oil and gas properties and equipment. Under this method, all costs associated with productive wells and nonproductive development wells are capitalized while nonproductive exploration costs are expensed. Capitalized costs relating to proved properties are depleted using the unit-of-production method on a property-by-property basis based on proved oil (dominant mineral) reserves as determined by the engineering staff of Pioneer USA, the Partnership's managing general partner, and reviewed by independent petroleum consultants. The carrying amounts of properties sold or otherwise disposed of and the related allowances for depletion are eliminated from the accounts and any gain or loss is included in operations.

     Impairment of long-lived assets -- In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the Partnership reviews its long-lived assets to be held and used on an individual property basis, including oil and gas properties accounted for under the successful efforts method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows is less than the carrying amount of the assets. In this circumstance, the Partnership recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

     Use of estimates in the preparation of financial statements -- Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Net income (loss) per limited partnership interest -- The net income (loss) per limited partnership interest is calculated by using the number of outstanding limited partnership interests.

     Income taxes -- A Federal income tax provision has not been included in the financial statements as the income of the Partnership is included in the individual Federal income tax returns of the respective partners.

                PARKER & PARSLEY PRODUCING PROPERTIES 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Statements of cash flows -- For purposes of reporting cash flows, cash includes depository accounts held by banks.

     General and administrative expenses -- General and administrative expenses are allocated in part to the Partnership by the managing general partner or its affiliates. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     Reclassifications -- Certain reclassifications may have been made to the 1997 and 1996 financial statements to conform to the 1998 financial statement presentations.

     Environmental -- The Partnership is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Partnership to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of cash payments for the liability or component are fixed or reliably determinable. No such liabilities have been accrued as of December 31, 1998.

     Revenue recognition -- The Partnership uses the entitlements method of accounting for crude oil and natural gas revenues.

     Reporting comprehensive income -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") establishes standards for the reporting and display of comprehensive income (loss) and its components in a full set of general purpose financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Partnership has no items of other comprehensive income (loss), as defined by SFAS No. 130. Consequently, the provisions of SFAS No. 130 do not apply to the Partnership.

NOTE 3. IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS 121, the Partnership reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of the carrying value of the Partnership's oil and gas properties. Based upon a decline in the Partnership's outlook for future commodity prices, the Partnership has estimated the expected future cash flows of its oil and gas properties as of December 31, 1998, 1997 and 1996, and compared such estimated future cash flows to the respective carrying amount of the oil and gas properties to determine if the carrying amounts were likely to be recoverable. For those proved oil and gas properties for which the carrying amount exceeded the estimated future cash flows, an impairment was determined to exist; therefore, the Partnership adjusted the carrying amount of those oil and gas properties to their fair value as determined by discounting their expected future cash flows at a discount rate commensurate with the risks involved in the industry. As a result, the Partnership recognized non-cash impairment provisions of $35,017, $317,255 and $42,277 related to its proved oil and gas properties during 1998, 1997 and 1996, respectively.

                PARKER & PARSLEY PRODUCING PROPERTIES 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. INCOME TAXES

     The financial statement basis of the Partnership's net assets and liabilities was $873,611 less than the tax basis at December 31, 1998.

     The following is a reconciliation of net income (loss) per statements of operations with the net income (loss) per Federal income tax returns for the years ended December 31:

                                                       1998        1997        1996
                                                     ---------   ---------   --------
Net income (loss) per statements of operations.....  $(118,738)  $(142,439)  $303,380
Depletion and depreciation provisions for tax
  reporting purposes (greater than) less than
  amounts for financial reporting purposes.........    (59,976)    122,566      8,961
Impairment of oil and gas properties for financial
  reporting purposes...............................     35,017     317,255     42,277
Abandoned property dispositions for tax reporting
  greater than (less than) amounts for financial
  reporting purposes...............................   (218,079)     22,895       (144)
Other, net.........................................      3,376      (4,454)     4,269
                                                     ---------   ---------   --------
          Net income (loss) per Federal income tax
            returns................................  $(358,400)  $ 315,823   $358,743
                                                     =========   =========   ========

NOTE 5. OIL AND GAS PRODUCING ACTIVITIES

     The following is a summary of the costs incurred, whether capitalized or expensed, related to the Partnership's oil and gas producing activities for the years ended December 31:

                                                            1998     1997      1996
                                                           ------   -------   -------
Property acquisition costs...............................  $6,754   $32,175   $12,738
                                                           ======   =======   =======
Development costs........................................  $1,863   $    --   $  (589)
                                                           ======   =======   =======

     Capitalized oil and gas properties consist of the following:

                                                                1998          1997
                                                             -----------   -----------
Proved properties:
  Property acquisition costs...............................  $ 3,291,483   $ 3,284,729
  Completed wells and equipment............................    1,544,285     1,542,422
                                                             -----------   -----------
                                                               4,835,768     4,827,151
Accumulated depletion......................................   (4,060,082)   (3,818,776)
                                                             -----------   -----------
          Net capitalized costs............................  $   775,686   $ 1,008,375
                                                             ===========   ===========

NOTE 6. RELATED PARTY TRANSACTIONS

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $144,149   $166,265   $169,025
Reimbursement of general and administrative
  expenses...........................................  $  9,662   $ 19,944   $ 24,530

                PARKER & PARSLEY PRODUCING PROPERTIES 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Pioneer USA, P&P Producing Properties 87-B Employees ("EMPL") and the Partnership are parties to the Program agreement. EMPL is a general partnership organized for the benefit of certain employees of Pioneer USA.

     The costs and revenues of the Program are allocated to Pioneer USA, EMPL and the Partnership as follows:

                                                             PIONEER USA(1)
                                                                AND EMPL      PARTNERSHIP
                                                             --------------   -----------
Revenues:
  Revenues from oil and gas production, proceeds from sales
     of producing properties and all other revenues:
     Before payout.........................................     4.040405%      95.959595%
     After payout..........................................    19.191920%      80.808080%
Costs and expenses:
  Property acquisition costs, operating costs, general and
     administrative expenses and other costs:
     Before payout.........................................     4.040405%      95.959595%
     After payout..........................................    19.191920%      80.808080%

---------------

(1) Excludes Pioneer USA's 1% general partner ownership which is allocated at the Partnership level and 196 limited partner interests owned by Pioneer USA.

NOTE 7. OIL AND GAS INFORMATION (UNAUDITED)

     The following table presents information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities during the years then ended. Due to a change in the accounting policy of the managing general partner in 1997, the Partnership began accounting for processed natural gas production in two components: processed natural gas liquids ("NGLs") and dry residue gas. NGLs are reflected in "Oil and NGLs" in the table below. All of the Partnership's reserves are proved developed and located within the United States. The Partnership's reserves are based on an evaluation prepared by the engineering staff of Pioneer USA and reviewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant, using criteria established by the Securities and Exchange Commission. Reserve value information is available to limited partners pursuant to the Partnership agreement and, therefore, is not presented.

                                                              OIL AND NGLS      GAS
                                                                 (BBLS)        (MCF)
                                                              ------------   ---------
Net proved reserves at January 1, 1996......................    479,032      1,806,343
Revisions...................................................    (35,780)      (140,224)
Production..................................................    (35,151)       (90,750)
                                                                -------      ---------
Net proved reserves at December 31, 1996....................    408,101      1,575,369
Revisions...................................................     46,800       (820,651)
Production..................................................    (35,312)       (90,629)
                                                                -------      ---------
Net proved reserves at December 31, 1997....................    419,589        664,089
Revisions...................................................    (95,538)       (99,794)
Production..................................................    (40,796)       (50,220)
                                                                -------      ---------
Net proved reserves at December 31, 1998....................    283,255        514,075
                                                                =======      =========

                PARKER & PARSLEY PRODUCING PROPERTIES 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     As of December 31, 1998, the estimated present value of future net revenues of proved reserves, calculated using December 31, 1998 prices of $10.61 per barrel of oil, $5.45 per barrel of NGLs and $1.37 per mcf of gas, discounted at 10% was approximately $559,000 and undiscounted was $894,000.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves. The Partnership emphasizes that reserve estimates are inherently imprecise and, accordingly, the estimates are expected to change as future information becomes available.

NOTE 8. MAJOR CUSTOMERS

     The following table reflects the major customers of the Partnership's oil and gas sales (a major customer is defined as a customer whose sales exceed 10% of total sales) during the years ended December 31:

                                                              1998   1997   1996
                                                              ----   ----   ----
Genesis Crude Oil, L.P......................................  58%    49%    61%
Western Gas Resources, Inc. ................................  23%    35%    10%
Phillips Petroleum Company..................................   9%     9%    11%
GPM Gas Corporation.........................................   4%     1%    10%

     At December 31, 1998, the amounts receivable from Genesis Crude Oil, L.P. and Western Gas Resources, Inc. were $20,592 and $20,912, respectively, which are included in the caption "Accounts receivable -- oil and gas sales" in the accompanying Balance Sheet.

     The Partnership's share of oil and gas production is sold to various purchasers. Pioneer USA is of the opinion that the loss of any one purchaser would not have an adverse effect on the ability of the Partnership to sell its oil and gas production.

NOTE 9. ORGANIZATION AND OPERATIONS

     The Partnership was organized December 28, 1987 as a limited partnership under the Texas Uniform Limited Partnership Act for the purpose of acquiring producing properties. The following is a brief summary of the more significant provisions of the limited partnership agreement:

          Managing general partner -- The managing general partner of the Partnership is Pioneer USA. Pioneer USA has the power and authority to manage, control and administer all Partnership affairs. As managing general partner and operator of the Partnership's properties, all production expenses are incurred by Pioneer USA and billed to the Partnership and a portion of revenue is initially received by Pioneer USA prior to being paid to the Partnership. Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues.

          Limited partner liability -- The maximum amount of liability of any limited partner is the total contributions of such partner plus his share of any undistributed profits.

          Initial capital contributions -- The limited partners entered into subscription agreements for aggregate capital contributions of $6,095,500. Pioneer USA is required to contribute amounts equal to 1% of initial Partnership capital less commission and offering expenses allocated to the limited partners and to contribute amounts necessary to pay costs and expenses allocated to it under the Partnership agreement to the extent its share of revenues does not cover such costs.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP

     The Partnership does not have any officers or directors. Under the limited partnership agreement, the Partnership's managing general partner, Pioneer USA, is granted the exclusive right and full authority to manage, control and administer the Partnership's business.

     Set forth below are the names, ages and positions of the directors and executive officers of Pioneer USA. Directors of Pioneer USA are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

                                          AGE AT
                                       DECEMBER 31,
NAME                                       1998                        POSITION
----                                   ------------                    --------
Scott D. Sheffield...................       46        President and Director
Timothy L. Dove......................       42        Executive Vice President and Director
Dennis E. Fagerstone.................       49        Executive Vice President and Director
Mark L. Withrow......................       51        Executive Vice President, General Counsel
                                                      and Director
M. Garrett Smith.....................       37        Executive Vice President, Chief Financial
                                                        Officer and Director
Mel Fischer(a).......................       64        Executive Vice President
Lon C. Kile..........................       43        Executive Vice President
Rich Dealy...........................       32        Vice President and Chief Accounting
                                                      Officer

---------------

(a) Mr. Fischer was a director and officer until his retirement from Pioneer and Pioneer USA on February 19, 1999.

     Scott D. Sheffield. Mr. Sheffield is a distinguished graduate of The University of Texas with a B.S. in Petroleum Engineering. Since August 1997, he has served as President, Chief Executive Officer and a director of Pioneer and President and a director of Pioneer USA. Mr. Sheffield was the President and a director of Parker & Parsley from May 1990 until August 1997 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley from October 1990 until August 1997. He was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. He served as Vice President -- Engineering of PPDC from September 1981 until April 1985 when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove became Executive Vice President -- Business Development of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Prior to joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp, in various capacities in international exploration and production, marketing, refining and marketing and planning and development. Mr. Dove earned a B.S. in Mechanical Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. He served as Executive Vice President and Chief Operating Officer of Mesa from March 1, 1997 until August 1997. From October 1996 to February 1997, Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa and from May 1991 to October 1996, he served as Vice President -- Exploration and Production of Mesa. From June 1988 to May 1991, Mr. Fagerstone served as Vice President -- Operations of Mesa.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a B. S. in Accounting and Texas Tech University with a Juris Doctorate degree, became Executive Vice President, General Counsel and Secretary of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Withrow was Vice President -- General Counsel of Parker & Parsley from January 1991, when he joined Parker & Parsley, to January 1995, when he was appointed Senior Vice President -- General Counsel. He was Parker & Parsley's Secretary from August 1992 until August 1997. Prior to joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     M. Garrett Smith. Mr. Smith, a graduate of The University of Texas with a B.S. in Electrical Engineering and Southern Methodist University with an M.B.A., was appointed Executive Vice President and Chief Financial Officer of Pioneer in December 1997. He served as Senior Vice President -- Finance of Pioneer from August 1997 until December 1997. Mr. Smith was elected Senior Vice President -- Finance and a director of Pioneer USA in August 1997. He served as Vice President -- Corporate Acquisitions of Mesa from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of Mesa and from 1994 to 1996 he served as Director of Financial Planning of Mesa. Mr. Smith was employed by BTC Partners, Inc. (a former financial advisor to Mesa) from 1989 to 1994.

     Mel Fischer. Mr. Fischer, a graduate of the University of California at Berkeley with a Masters degree in Geology, became Executive Vice
President -- Worldwide Exploration of Pioneer and Pioneer USA in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997 and was Executive Vice President -- Worldwide Exploration for Parker & Parsley from February 1997 to August 1997. Mr. Fischer retired from Pioneer and Pioneer USA effective February 15, 1999. He worked in the petroleum industry for 32 years, starting as a Petroleum Geologist with Texaco in 1962, and retiring as President, Occidental International Exploration and Production Company in March 1994. For the 10 years prior to becoming President of Occidental International, he served as Executive Vice President, World Wide Exploration with Occidental Oil and Gas Corporation. He is a registered geologist in the State of California, a member of the American Association of Petroleum Geologists and an emeritus member of the Board of Advisors for the Earth Sciences Research Institute at the University of Utah.

     Lon C. Kile. Mr. Kile, a graduate of Oklahoma State University with a B.B.A. in Accounting, became Executive Vice President of Pioneer and Pioneer USA in August 1997. Mr. Kile was Senior Vice President -- Investor Relations from October 1996 to August 1997. Previously, he served as Vice President and Manager of the Mid-Continent Division, Vice President -- Equity Finance & Analysis and Vice President -- Marketing & Program Administration. Prior to joining Parker & Parsley in 1985, he was employed as Supervisor -- Senior, Audit, in charge of Parker & Parsley's audit, with Arthur Young.

     Rich Dealy. Mr. Dealy is a graduate of Eastern New Mexico University with a B.B.A. in Accounting and Finance and is a Certified Public Accountant. He became Vice President and Chief Accounting Officer of Pioneer and Pioneer USA in February 1998. Mr. Dealy served as Controller of Pioneer USA from August 1997 to February 1998. He served as Controller of Parker & Parsley from August 1995 to August 1997. Mr. Dealy joined Parker & Parsley as an Accounting Manager in July, 1992. He was previously employed with KPMG Peat Marwick as an Audit Senior, in charge of Parker & Parsley's audit.

ITEM 11. EXECUTIVE COMPENSATION

     The Partnership does not have any directors or officers. Management of the Partnership is vested in Pioneer USA, the managing general partner. The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Under the limited partnership agreement, Pioneer USA pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, Pioneer USA is allocated 1% of the Partnership's revenues. See Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" for information regarding fees and reimbursements paid to the managing general partner or its affiliates by the Partnership.

     The Partnership does not directly pay any salaries of the executive officers of Pioneer USA, but does pay a portion of Pioneer USA's general and administrative expenses of which these salaries are a part. See Note 6 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  (a) Beneficial owners of more than five percent

     The Partnership is not aware of any person who beneficially owns 5% or more of the outstanding limited partnership interests of the Partnership. Pioneer USA owned 196 limited partner interests at January 1, 1999.

  (b) Security ownership of management

     The Partnership does not have any officers or directors. The managing general partner of the Partnership, Pioneer USA, has the exclusive right and full authority to manage, control and administer the Partnership's business. Under the limited partnership agreement, limited partners holding a majority of the outstanding limited partnership interests have the right to take certain actions, including the removal of the managing general partner or any other general partner. The Partnership is not aware of any current arrangement or activity which may lead to such removal. The Partnership is not aware of any officer or director of Pioneer USA who beneficially owns limited partnership interests in the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Transactions with the managing general partner or its affiliates

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $144,149   $166,265   $169,025
Reimbursement of general and administrative
  expenses...........................................  $  9,662   $ 19,944   $ 24,530

     Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues. Also, see Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" regarding the Partnership's participation with the managing general partner in oil and gas activities of the Program.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

  (a) 1. Financial statements

     The following are filed as part of this annual report:

          Independent Auditors' Report -- Ernst & Young LLP

          Independent Auditors' Report -- KPMG LLP

          Balance sheets as of December 31, 1998 and 1997

          Statements of operations for the years ended December 31, 1998, 1997 and 1996

          Statements of partners' capital for the years ended December 31, 1998, 1997 and 1996

          Statements of cash flows for the years ended December 31, 1998, 1997 and 1996

          Notes to financial statements

      2. Financial statement schedules

     All financial statement schedules have been omitted since the required information is in the financial statements or notes thereto, or is not applicable nor required.

  (b) Reports on Form 8-K

     None.

  (c) Exhibits

     The exhibits listed on the accompanying index to exhibits are filed or incorporated by reference as part of this annual report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PARKER & PARSLEY PRODUCING
                                            PROPERTIES 87-B, LTD.

                                            By: Pioneer Natural Resources USA,
                                                Inc.
                                                Managing General Partner

                                            By:   /s/ SCOTT D. SHEFFIELD
                                              ----------------------------------
                                                     Scott D. Sheffield,
                                                          President

Dated: March 29, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


               /s/ SCOTT D. SHEFFIELD                  President and Director of        March 29, 1999
-----------------------------------------------------    Pioneer USA
                 Scott D. Sheffield

                 /s/ TIMOTHY L. DOVE                   Executive Vice President and     March 29, 1999
-----------------------------------------------------    Director of Pioneer USA
                   Timothy L. Dove

              /s/ DENNIS E. FAGERSTONE                 Executive Vice President and     March 29, 1999
-----------------------------------------------------    Director of Pioneer USA
                Dennis E. Fagerstone

                 /s/ MARK L. WITHROW                   Executive Vice President,        March 29, 1999
-----------------------------------------------------    General Counsel and Director
                   Mark L. Withrow                       of Pioneer USA

                /s/ M. GARRETT SMITH                   Executive Vice President, Chief  March 29, 1999
-----------------------------------------------------    Financial Officer and
                  M. Garrett Smith                       Director of Pioneer USA

                   /s/ LON C. KILE                     Executive Vice President of      March 29, 1999
-----------------------------------------------------    Pioneer USA
                     Lon C. Kile

                   /s/ RICH DEALY                      Vice President and Chief         March 29, 1999
-----------------------------------------------------    Accounting Officer of Pioneer
                     Rich Dealy                          USA

                PARKER & PARSLEY PRODUCING PROPERTIES 87-B, LTD.

                               INDEX TO EXHIBITS

     The following documents are incorporated by reference in response to Item 14(c):

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------
          3(a)           -- Amended and Restated Certificate of Limited Partnership
                            of Parker & Parsley Producing Properties 87-B, Ltd.
                            incorporated by reference to Exhibit 3a of Amendment No.
                            1 of the Partnership's Registration Statement on Form S-1
                            (Registration No. 33-11193)
          4(a)           -- Agreement of Limited Partnership of Parker & Parsley
                            Producing Properties 87-B, Ltd. incorporated by reference
                            to Exhibit A of Amendment No. 1 of the Partnership's
                            Registration Statement on Form S-1 (Registration No.
                            33-11193)
          4(b)           -- Subscription Agreement incorporated by reference to
                            Exhibit C of Amendment No. 1 of the Partnership's
                            Registration Statement on Form S-1 (Registration No.
                            33-11193)
          4(b)           -- Power of Attorney incorporated by reference to Exhibit B of Amendment No. 1 of the Partnership's Registration
                            Statement on Form S-1 (Registration No. 33-11193)
          4(c)           -- Specimen Certificate of Limited Partnership Interest
                            incorporated by reference to Exhibit 4c of the
                            Partnership's Registration Statement on Form S-1
                            (Registration No. 33-11193)
         10(b)           -- Program Agreement incorporated by reference to Exhibit B of Amendment No. 1 of the Partnership's Registration
                            Statement on Form S-1 (Registration No. 33-11193)
         27.1*           -- Financial Data Schedule
         99.1            -- Mutual Release and Indemnity Agreement dated May 25, 1993 incorporated by reference to Exhibit 99.1 of the
                            Partnership's Annual Report on Form 10-K for the year
                            ended December 31, 1993

---------------

* Filed herewith

                PARKER & PARSLEY PRODUCING PROPERTIES 87-B, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)
                        DECEMBER 31, 1998, 1997 AND 1996

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

     The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing discounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rates to the difference.

     Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider probable reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                              ---------------------------------
                                                                1998        1997        1996
                                                              ---------   ---------   ---------
                                                                       (IN THOUSANDS)
Oil and gas producing activities:
  Future cash inflows.......................................   $ 3,115     $ 7,921     $18,579
  Future production costs...................................    (2,221)     (4,423)     (9,715)
  Future development costs..................................        --          --         180
                                                               -------     -------     -------
                                                                   894       3,498       9,044
  10% annual discount factor................................      (335)     (1,650)     (4,632)
                                                               -------     -------     -------
  Standardized measure of discounted future net cash
     flows..................................................   $   559     $ 1,848     $ 4,412
                                                               =======     =======     =======

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               1998      1997      1996
                                                              -------   -------   ------
                                                                    (IN THOUSANDS)
Oil and Gas Producing Activities:
  Oil and gas sales, net of production costs................  $  (147)  $  (439)  $ (522)
  Net changes in prices and production costs................   (1,151)   (1,750)   1,932
  Extensions and discoveries................................       --        --       --
  Sales of minerals-in-place................................       --        --       --
  Purchases of minerals-in-place............................       --        --       --
  Revisions of estimated future development costs...........       --       (95)     (85)
  Revisions of previous quantity estimates and reserves
     added by development drilling..........................     (144)     (636)     285
  Accretion of discount.....................................      185       441      282
  Changes in production rates, timing and other.............      (32)      (85)    (296)
                                                              -------   -------   ------
  Change in present value of future net revenues............   (1,289)   (2,564)   1,596
                                                              -------   -------   ------
  Balance, beginning of year................................    1,848     4,412    2,816
                                                              -------   -------   ------
  Balance, end of year......................................  $   559   $ 1,848   $4,412
                                                              =======   =======   ======

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                            SUPPLEMENTAL INFORMATION

                                       OF

          PARKER & PARSLEY 88-A, L.P., A DELAWARE LIMITED PARTNERSHIP

                                       TO

                 PROXY STATEMENT DATED                  , 1999
                             ----------------------

             THE DATE OF THIS SUPPLEMENT IS                  , 1999
                             ----------------------

     This document contains important information specific to Parker & Parsley
88-A, L.P. and supplements the proxy statement dated             , 1999, of
Pioneer Natural Resources USA, Inc., by which Pioneer USA is soliciting proxies to be voted at a special meeting of limited partners of the partnerships described in the proxy statement. The purpose of the special meeting is for you to vote upon the merger of Parker & Parsley 88-A, L.P. with and into Pioneer USA that, if completed, will result in your receiving cash for your partnership interests.

     This supplement contains the following information concerning Parker & Parsley 88-A, L.P.:

     - A table containing:

        -- the aggregate initial investment by the limited partners

        -- the aggregate historical limited partner distributions through June
           30, 1999

        -- the merger value per $1,000 limited partner investment as of June 30,
           1999

        -- the merger value per $1,000 limited partner investment as a multiple of distributions for the 12 months ended June 30, 1999

        -- the book value per $1,000 limited partner investment as of June 30, 1999 and as of December 31, 1998 and

        -- the ordinary tax loss per $1,000 limited partner investment in year of initial investment

     - Quarterly Report on Form 10-Q for the six months ended June 30, 1999

     - Annual Report on Form 10-K for the year ended December 31, 1998

     - Disclosures about the partnership's oil and gas producing activities

                          PARKER & PARSLEY 88-A, L.P.

                         SUPPLEMENTAL INFORMATION TABLE

Aggregate Initial Investment by the Limited Partners(a).....  $12,935
Aggregate Historical Limited Partner Distributions through
  June 30, 1999(a)..........................................  $12,907
Merger Value per $1,000 Limited Partner Investment as of
  June 30, 1999(b)..........................................  $170.39
Merger Value per $1,000 Limited Partner Investment as a
  Multiple of Distributions for the 12 Months ended June 30,
  1999(b)...................................................    10.69times
Book Value per $1,000 Limited Partner Investment:
  -- as of June 30, 1999(b).................................  $152.72
  -- as of December 31, 1998(b).............................  $156.26
Ordinary Tax Loss per $1,000 Limited Partner Investment in
  Year of Initial Investment(b), (c)........................  $   444

---------------

(a)  Stated in thousands.

(b) Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

(c) Your ability to use your distributive share of the partnership's loss to offset your other income may have been subject to certain limitations at your level as a partner, and you may therefore wish to consult your tax advisor to determine the additional value, if any, actually realized by you in your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                        COMMISSION FILE NO. 33-19659-01

                          PARKER & PARSLEY 88-A, L.P.
             (Exact name of Registrant as specified in its charter)

                  DELAWARE                                      75-2225738
       (State or other jurisdiction of                       (I.R.S. Employer
       incorporation or organization)                     Identification Number)

  303 WEST WALL, SUITE 101, MIDLAND, TEXAS                         79701
  (Address of principal executive offices)                      (Zip code)

      Registrant's Telephone Number, including area code :  (915) 683-4768

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          PARKER & PARSLEY 90-A, L.P.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
                   PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS
     Balance Sheets as of June 30, 1999 and December 31,
      1998..................................................     3
     Statements of Operations for the three and six months
      ended June 30, 1999 and 1998..........................     4
     Statement of Partners' Capital for the six months ended
      June 30, 1999.........................................     5
     Statements of Cash Flows for the six months ended June
      30, 1999 and 1998.....................................     6
     Notes to Financial Statements..........................     7

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
        CONDITION AND RESULTS OF OPERATIONS.................     8

                    PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K....................    11
     27.1 Financial Reporting Schedule
     Signatures.............................................    12

                         PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                          PARKER & PARSLEY 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                     ASSETS

                                                                JUNE 30,     DECEMBER 31,
                                                                  1999           1998
                                                               -----------   ------------
                                                               (UNAUDITED)
Current assets:
  Cash......................................................   $   173,966   $   157,782
  Accounts receivable -- oil and gas sales..................       130,673        75,374
                                                               -----------   -----------
          Total current assets..............................   304,639....       233,156
                                                               -----------   -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    10,097,975    10,090,461
Accumulated depletion.......................................    (8,372,445)   (8,264,115)
                                                               -----------   -----------
          Net oil and gas properties........................     1,725,530     1,826,346
                                                               -----------   -----------
                                                               $ 2,030,169   $ 2,059,502
                                                               ===========   ===========

                            LIABILITIES AND PARTNERS' CAPITAL

Current Liabilities:
  Accounts payable -- affiliate.............................   $    34,552   $    17,656
Partners' capital:
  Managing general partner..................................        20,198        20,660
  Limited partners (12,935 interests).......................     1,975,419     2,021,186
                                                               -----------   -----------
                                                                 1,995,617     2,041,846
                                                               -----------   -----------
                                                               $ 2,030,169   $ 2,059,502
                                                               ===========   ===========

  The financial information included as of June 30, 1999 has been prepared by management
                without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                     THREE MONTHS ENDED     SIX MONTHS ENDED
                                                          JUNE 30,              JUNE 30,
                                                     -------------------   -------------------
                                                       1999       1998       1999       1998
                                                     --------   --------   --------   --------
Revenues:
  Oil and gas......................................  $209,933   $203,910   $374,957   $434,947
  Interest.........................................     1,893      2,447      3,533      5,435
                                                     --------   --------   --------   --------
                                                      211,826    206,357    378,490    440,382
                                                     --------   --------   --------   --------
Costs and expenses:
  Oil and gas production...........................   122,011    133,653    223,897    272,903
  General and administrative.......................     6,298      6,989     11,249     13,920
  Depletion........................................    31,272     59,792    108,330    115,895
                                                     --------   --------   --------   --------
                                                      159,581    200,434    343,476    402,718
                                                     --------   --------   --------   --------
Net income.........................................  $ 52,245   $  5,923   $ 35,014   $ 37,664
                                                     ========   ========   ========   ========
Allocation of net income:
  Managing general partner.........................  $    522   $     60   $    350   $    377
                                                     ========   ========   ========   ========
  Limited partners.................................  $ 51,723   $  5,863   $ 34,664   $ 37,287
                                                     ========   ========   ========   ========
Net income per limited partnership interest........  $   4.00   $    .45   $   2.68   $   2.88
                                                     ========   ========   ========   ========
Distributions per limited partnership interest.....  $   3.06   $   6.14   $   6.22   $  18.39
                                                     ========   ========   ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         STATEMENT OF PARTNERS' CAPITAL
                                  (UNAUDITED)

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Balance at January 1, 1999.................................  $20,660    $2,021,186   $2,041,846
  Distributions............................................     (812)      (80,431)     (81,243)
  Net income...............................................      350        34,664       35,014
                                                             -------    ----------   ----------
Balance at June 30, 1999...................................  $20,198    $1,975,419   $1,995,617
                                                             =======    ==========   ==========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                    JUNE 30,
                                                              --------------------
                                                                1999       1998
                                                              --------   ---------
Cash flows from operating activities:
  Net income................................................  $ 35,014   $  37,664
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depletion..............................................   108,330     115,895
  Changes in assets and liabilities:
     Accounts receivable....................................   (55,299)     56,133
     Accounts payable.......................................    16,896       4,298
                                                              --------   ---------
          Net cash provided by operating activities.........   104,941     213,990
                                                              --------   ---------
Cash flows from investing activities:
  Additions to oil and gas properties.......................    (7,514)     (5,851)
Cash flows used in financing activities:
  Cash distributions to partners............................   (81,243)   (240,306)
                                                              --------   ---------
Net increase (decrease) in cash.............................    16,184     (32,167)
Cash at beginning of period.................................   157,782     206,923
                                                              --------   ---------
Cash at end of period.......................................  $173,966   $ 174,756
                                                              ========   =========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 88-A, L.P. (the "Partnership") is a limited partnership organized in 1988 under the laws of the State of Delaware.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. BASIS OF PRESENTATION

     In the opinion of management, the unaudited financial statements of the Partnership as of June 30, 1999 and for the three and six months ended June 30, 1999 and 1998 all adjustments and accruals consisting only of normal recurring accrual adjustments which are necessary for a fair presentation of the results for the interim period. These interim results are not necessarily indicative of results for a full year.

     Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in this Form 10-Q pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements should be read in conjunction with the financial statements and the notes thereto contained in the Partnership's Report on Form 10-K for the year ended December 31, 1998 as filed with the Securities and Exchange Commission, a copy of which is available upon request by writing to Rich Dealy, Vice President and Chief Accounting Officer, 5205 North O'Connor Boulevard, 1400 Williams Square West, Irving, Texas 75039-3746.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS(1)

RESULTS OF OPERATIONS

  Six months ended June 30, 1999 compared with six months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues decreased 14% to $374,957 from $434,947 for the six months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from lower average prices received and a decrease in production. For the six months ended June 30, 1999, 17,589 barrels of oil, 11,663 barrels of natural gas liquids ("NGLs") and 45,216 mcf of gas were sold, or 36,788 barrel of oil equivalents ("BOEs"). For the six months ended June 30, 1998, 19,552 barrels of oil, 10,141 barrels of NGLs and 46,285 mcf of gas were sold, or 37,407 BOEs.

     The average price received per barrel of oil decreased $1.65, or 11%, from $14.65 for the six months ended June 30, 1998 to $13.00 for the same period in 1999. The average price received per barrel of NGLs decreased 7% from $7.39 during the six months ended June 30, 1998 to $6.86 for the same period in 1999. The average price received per mcf of gas decreased 8% from $1.59 during the six months ended June 30, 1998 to $1.47 in 1999. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received during the six months ended June 30, 1999.

     The volatility of commodity prices has had, and continues to have, a significant impact on the Partnership's revenues and operating cash flow and could result in additional decreases to the carrying value of the Partnership's oil and gas properties.

     Costs and Expenses:

     Total costs and expenses decreased to $343,476 for the six months ended June 30, 1999 as compared to $402,718 for the same period in 1998, a decrease of $59,242, or 15%. This decrease was due to declines in production costs, depletion and general and administrative expenses ("G&A").

     Production costs were $223,897 for the six months ended June 30, 1999 and $272,903 for the same period in 1998 resulting in a $49,006 decrease, or 18%. The decrease was due to declines in well maintenance costs and production taxes.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 19% from $13,920 for the six months ended June 30, 1998 to $11,249 for the same period in 1999.

     Depletion was $108,330 for the six months ended June 30, 1999 compared to $115,895 for the same period in 1998, a decrease of $7,565, or 7%. This decrease was due to a reduction in oil production of 1,963 barrels for the six months ended June 30, 1999 compared to the same period in 1998, an increase in proved reserves during the period ended June 30, 1999 due to the higher commodity prices and a reduction in the Partnership's net depletable basis from charges taken in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121") during the fourth quarter of 1998.

 Three months ended June 30, 1999 compared with three months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues increased 3% to $209,933 from $203,910 for the three months ended June 30, 1999 and 1998, respectively. The increase in revenues resulted from higher average prices received and an increase in production. For the three months ended June 30, 1999, 7,934 barrels of oil, 6,797 barrels of NGLs and 24,720 mcf of gas were sold, or 18,851 BOEs. For the three months ended June 30, 1998, 9,573 barrels of oil, 4,934 barrels of NGLs and 21,016 mcf of gas were sold, or 18,010 BOEs.

     The average price received per barrel of oil increased 4% from $13.87 for the three months ended June 30, 1998 to $14.48 for the same period in 1999. The average price received per barrel of NGLs increased 8% from $7.62 during the three months ended June 30, 1998 to $8.21 for the same period in 1999. The average price received per mcf of gas decreased slightly from $1.60 during the three months ended June 30, 1998 to $1.59 in 1999.

     Costs and Expenses:

     Total costs and expenses decreased to $159,581 for the three months ended June 30, 1999 as compared to $200,434 for the same period in 1998, a decrease of $40,853, or 20%. This decrease was due to declines in depletion, production costs and G&A.

     Production costs were $122,011 for the three months ended June 30, 1999 and $133,653 for the same period in 1998 resulting in an $11,642 decrease, or 9%. The decrease was due to declines in well maintenance costs, ad valorem taxes and production taxes.

     During this period, G&A decreased, in aggregate, 10% from $6,989 for the three months ended June 30, 1998 to $6,298 for the same period in 1999.

     Depletion was $31,272 for the three months ended June 30, 1999 compared to $59,792 for the same period in 1998, a decrease of $28,520, or 48%. This decrease was primarily attributable to an increase in proved reserves during the period ended June 30, 1999 due to higher commodity prices, a reduction in oil production of 1,639 barrels for the three months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1998.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $109,049 during the six months ended June 30, 1999 from the same period ended June 30, 1998. This decrease was primarily due to declines in oil and gas sales receipts, offset by declines in production costs and G&A expenses paid.

  Net Cash Used in Investing Activities

     The Partnership's principal investing activities during the six months ended June 30, 1999 and 1998 included expenditures for equipment replacement on various oil and gas properties.

  Net Cash Used in Financing Activities

     Cash was sufficient for the six months ended June 30, 1999 to cover distributions to the partners of $81,243 of which $812 was distributed to the managing general partner and $80,431 to the limited partners. For the same period ended June 30, 1998, cash was sufficient for distributions to the partners of $240,306 of which $2,403 was distributed to the managing general partner and $237,903 to the limited partners.

     From the third quarter of 1997 through the first quarter of 1999, there was a declining trend in oil and gas levels. During the first quarter of 1999, the Organization of Petroleum Exporting Countries and certain other crude oil exporting nations announced reductions in their planned export volumes. These announcements, together with early indications that the nations have initiated their planned reductions, have had some stabilizing effect on commodity prices during the latter part of the first quarter of 1999 and into August 1999. However, no assurances can be given that the stabilizing effect of these actions, or the planned reductions in export volumes, will be sustained for an extended period of time.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright, or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     As of June 30, 1999, the managing general partner estimates that the assessment phase is approximately 99% complete and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     Through June 30, 1999, the managing general partner had distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 52% of the inquiries.

     The remedial phase of the managing general partner's Year 2000 project is in varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of June 30, 1999, the managing general partner estimates that the remedial phase is approximately 83% complete, on a worldwide basis, subject to continuing evaluations of the responses to third party inquiries and to the testing phase results. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and has completed the testing of the system for Year 2000 compliance. The remediation of non-information technology is expected to be completed by October 1999. The managing general partner's Year 2000 remedial actions have not delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of information technology systems by October 1999. The testing of the non-information technology remediation is scheduled to be completed by the end of November 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. As of June 30, 1999, the managing general partner's total costs incurred on the Year 2000 problem were $2.3 million, of which approximately $200 thousand were incurred to replace non-compliant systems.

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the business continuity and contingency planning phase of the managing general partner's Year 2000 project, contingency plans were designed to mitigate the exposures to mission critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.
---------------

(1) "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements.

                           PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

  (a) Exhibits

     27.1  Financial Data Schedule

  (b) Reports on Form 8-K -- none

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARKER & PARSLEY 88-A, L.P.

                                            By: Pioneer Natural Resources USA,
                                                Inc.
                                                Managing General Partner

                                            By:       /s/ RICH DEALY
                                              ----------------------------------
                                                Rich Dealy, Vice President and
                                                   Chief Accounting Officer

Dated: August 10, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM 10-K

                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                        COMMISSION FILE NO. 33-19659-01

                          PARKER & PARSLEY 88-A, L.P.
             (Exact name of Registrant as specified in its charter)

                   DELAWARE                                      75-2225738
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

        Securities registered pursuant to Section 12(b) of the Act: NONE

          Securities registered pursuant to Section 12(g) of the Act:
                LIMITED PARTNERSHIP INTERESTS ($1,000 PER UNIT)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

     No market currently exists for the limited partnership interests of the Registrant. Based on original purchase price the aggregate market value of limited partnership interests owned by non-affiliates of the Registrant is $12,762,000.

     As of March 8, 1999, the number of outstanding limited partnership interests was 12,935.

     The following documents are incorporated by reference into the indicated parts of this Annual Report on Form 10-K: NONE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Parts I and II of this Report contain forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements. See "Item 1. Business" for a description of various factors that could materially affect the ability of the Partnership to achieve the anticipated results described in the forward looking statements.

                                     PART I

ITEM 1. BUSINESS

     Parker & Parsley 88-A, L.P. (the "Partnership") is a limited partnership organized in 1988 under the laws of the State of Delaware. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger. For a more complete description of the Parker & Parsley and Mesa merger, see Pioneer's Registration Statement on Form S-4 as filed with the Securities & Exchange Commission.

     A Registration Statement, as amended, filed pursuant to the Securities Act of 1933, registering limited partnership interests aggregating $70,000,000 in a series of Delaware limited partnerships formed under the Parker & Parsley 88 Development Drilling Program, was declared effective by the Securities and Exchange Commission on March 4, 1988. On June 30, 1988, the offering of limited partnership interests in the Partnership, the first partnership formed under such statement, was closed, with interests aggregating $12,935,000 being sold to 999 subscribers.

     The Partnership engages primarily in oil and gas development and production and is not involved in any industry segments other than oil and gas. See "Item
6. Selected Financial Data" and "Item 8. Financial Statements and Supplementary Data" of this report for a summary of the Partnership's revenue, income and identifiable assets.

     The principal markets during 1998 for the oil produced by the Partnership were refineries and oil transmission companies that have facilities near the Partnership's oil producing properties. The principal markets for the Partnership's gas were companies that have pipelines located near the Partnership's gas producing properties. Of the Partnership's total oil and gas revenues for 1998, approximately 55% and 22% were attributable to sales made to Genesis Crude Oil, L.P. and Western Gas Resources, Inc., respectively.

     The Partnership's revenues, profitability, cash flow and future rate of growth are highly dependent on the prevailing prices of oil and gas, which are affected by numerous factors beyond the Partnership's control. Oil and gas prices historically have been very volatile. A substantial or extended decline in the prices of oil or gas could have a material adverse effect on the Partnership's revenues, profitability and cash flow and could, under certain circumstances, result in a reduction in the carrying value of the Partnership's oil and gas properties.

     Because of the demand for oil and gas, the Partnership does not believe that the termination of the sales of its products to any one customer would have a material adverse impact on its operations. The loss of a particular customer for gas may have an effect if that particular customer has the only gas pipeline located in the areas of the Partnership's gas producing properties. The Partnership believes, however, that the effect would be temporary, until alternative arrangements could be made.

     Federal and state regulation of oil and gas operations generally includes the fixing of maximum prices for regulated categories of natural gas, the imposition of maximum allowable production rates, the taxation of income and other items, and the protection of the environment. Although the Partnership believes that its business operations do not impair environmental quality and that its costs of complying with any applicable environmental regulations are not currently significant, the Partnership cannot predict what, if any, effect these environmental regulations may have on its current or future operations.

     The Partnership does not have any employees of its own. Pioneer USA employs 818 persons, many of whom dedicated a part of their time to the conduct of the Partnership's business during the period for which this report is filed. Pioneer USA is responsible for all management functions.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves.

     No material part of the Partnership's business is seasonal and the Partnership conducts no foreign operations.

ITEM 2. PROPERTIES

     The Partnership's properties consist primarily of leasehold interests in properties on which oil and gas wells are located. Such property interests are often subject to landowner royalties, overriding royalties and other oil and gas leasehold interests.

     Fractional working interests in developmental oil and gas prospects located in the Spraberry Trend area of West Texas were acquired by the Partnership, resulting in the Partnership's participation in the drilling of 40 oil and gas wells. At December 31, 1998, 39 wells were producing with one well plugged and abandoned.

     For information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996, and changes in such quantities for the years then ended, see Note 7 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" below. Such reserves have been estimated by the engineering staff of Pioneer USA with a review by Williamson Petroleum Consultants, Inc., an independent petroleum consultant.

ITEM 3. LEGAL PROCEEDINGS

     The Partnership from time to time is a party to various legal proceedings incidental to its business involving claims in oil and gas leases or interests, other claims for damages in amounts not in excess of 10% of its current assets and other matters, none of which Pioneer believes to be material to the Partnership.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to a vote of security holders during the fourth quarter of 1998.

                                    PART II

ITEM 5. MARKET FOR PARTNERSHIP'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     At March 8, 1999, the Partnership had 12,935 outstanding limited partnership interests held of record by 977 subscribers. There is no established public trading market for the limited partnership interests. Under the limited partnership agreement, Pioneer USA has made certain commitments to purchase partnership interests at a computed value.

     Revenues which, in the sole judgement of the managing general partner, are not required to meet the Partnership's obligations, are distributed to the partners at least quarterly in accordance with the limited partnership agreement. During the years ended December 31, 1998 and 1997, $360,933 and $655,601, respectively, of such revenue-related distributions were made to the limited partners.

ITEM 6. SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the years ended December 31:

                                      1998         1997         1996         1995         1994
                                   ----------   ----------   ----------   ----------   ----------
OPERATING RESULTS:
  Oil and gas sales..............  $  774,533   $1,157,862   $1,411,568   $1,195,876   $1,183,360
                                   ==========   ==========   ==========   ==========   ==========
  Impairment of oil and gas
     properties..................  $  405,308   $  699,976   $       --   $  591,925   $       --
                                   ==========   ==========   ==========   ==========   ==========
  Net income (loss)..............  $ (514,812)  $ (331,171)  $  600,634   $ (334,438)  $  178,831
                                   ==========   ==========   ==========   ==========   ==========
  Allocation of net income
     (loss):
     Managing general partner....  $   (5,148)  $   (3,312)  $    6,006   $   (3,344)  $    1,788
                                   ==========   ==========   ==========   ==========   ==========
     Limited partners............  $ (509,664)  $ (327,859)  $  594,628   $ (331,094)  $  177,043
                                   ==========   ==========   ==========   ==========   ==========
  Limited partners' net income
     (loss) per limited
     partnership interest........  $   (39.40)  $   (25.35)  $    45.97   $   (25.60)  $    13.69
                                   ==========   ==========   ==========   ==========   ==========
  Limited partners' cash
     distributions per limited
     partnership interest........  $    27.90   $    50.68   $    57.12   $    44.53   $    43.56
                                   ==========   ==========   ==========   ==========   ==========
AT YEAR END:
  Total assets...................  $2,059,502   $2,953,618   $3,940,216   $4,121,722   $5,006,561
                                   ==========   ==========   ==========   ==========   ==========

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  1998 compared to 1997

     The Partnership's 1998 oil and gas revenues decreased 33% to $774,533 from $1,157,862 in 1997. The decrease in revenues resulted from lower average prices received. In 1998, 37,135 barrels of oil, 20,500 barrels of natural gas liquids ("NGLs") and 86,501 mcf of gas were sold, or 72,052 barrel of oil equivalents ("BOEs"). In 1997, 38,859 barrels of oil, 9,410 barrels of NGLs and 134,311 mcf of gas were sold, or 70,654 BOEs. Due to the decline characteristics of the Partnership's oil and gas properties, management expects a certain amount of decline in production in the future until the Partnership's economically recoverable reserves are fully depleted.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. Effective September 30, 1997, as a result of the merger with Mesa, the managing general partner accounts for processed natural gas production in two components: natural gas liquids and dry residue gas. As a result of the change in the managing general partner's policy, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, separate product volumes will not be comparable for periods prior to September 30, 1997. Also, prices for gas products will not be comparable as the price per mcf for natural gas for the year ended December 31, 1998 is the price received for dry residue gas and the price per mcf for natural gas produced prior to October 1997 was presented as a price for wet gas (i.e., natural gas liquids combined with dry residue gas).

     The average price received per barrel of oil decreased $5.77, or 30%, from $19.36 in 1997 to $13.59 in 1998. The average price received per barrel of NGLs decreased $3.94, or 37%, from $10.51 in 1997 to $6.57 in 1998. The average price received per mcf of gas decreased 32% from $2.28 in 1997 to $1.56 in 1998. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1998.

     A gain on disposition of assets of $6,393 was recognized in 1998 for credits received from the disposal of oil and gas equipment on a fully depleted well.

     Total costs and expenses decreased in 1998 to $1,306,368 as compared to $1,501,465 in 1997, a decrease of $195,097, or 13%. The decrease was primarily due to declines in the impairment of oil and gas properties, production costs and general and administrative expenses ("G&A"), offset by an increase in depletion.

     Production costs were $508,919 in 1998 and $513,147 in 1997, resulting in a $4,228 decrease. The decrease was due to reductions in workover expenses, ad valorem taxes and production taxes, offset by an increase in well maintenance costs incurred in an effort to stimulate well production.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 33% from $35,452 in 1997 to $23,611 in 1998. The Partnership paid the managing general partner $19,297 in 1998 and $30,932 in 1997 for G&A incurred on behalf of the Partnership. G&A is allocated, in part, to the Partnership by the managing general partner. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the managing general partner reviews the Partnership's oil and gas properties for impairment whenever events or circumstances indicate a decline in the recoverability of the carrying value of the Partnership's assets may have occurred. Declining commodity prices prompted impairment reviews in 1998 and 1997. As a result of the review and evaluation of its long-lived assets for impairment, the Partnership recognized non-cash charges of $405,308 and $699,976 related to its oil and gas properties during 1998 and 1997, respectively.

     Depletion was $368,530 in 1998 compared to $252,890 for the same period in 1997, representing an increase of $115,640, or 46%. This increase was the result of a decline in proved reserves during 1998 due to the lower commodity prices, offset by a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1997 and a reduction in oil production of 1,724 barrels for the period ended December 31, 1998 compared to the same period in 1997.

  1997 compared to 1996

     The Partnership's 1997 oil and gas revenues decreased 18% to $1,157,862 from $1,411,568 in 1996. The decrease in revenues resulted from declines in production and lower average prices received. In 1997, 38,859 barrels of oil, 9,410 barrels of NGLs and 134,311 mcf of gas were sold, or 70,654 BOEs. In 1996, 44,670 barrels of oil and 170,774 mcf of gas were sold, or 73,132 BOEs.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. As is described above in "Results of Operations -- 1998 compared to 1997", the Partnership changed its method of accounting for processed natural gas to a dry gas basis in the fourth quarter of 1997. As a result of this change, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, 1997 and 1996 separate product volumes are not comparable.

     The declines in production volumes were primarily attributable to the decline characteristics of the Partnership's oil and gas properties.

     The average price received per barrel of oil decreased $2.45, or 11%, from $21.81 in 1996 to $19.36 in 1997. The average price received per barrel of NGLs during 1997 was $10.51. The average price received per mcf of gas decreased 11% from $2.56 in 1996 to $2.28 in 1997.

     Total costs and expenses increased in 1997 to $1,501,465 as compared to $823,988 in 1996, an increase of $677,477. The increase was primarily due to the impairment of oil and gas properties and an increase in depletion, offset by decreases in production costs and G&A.

     Production costs were $513,147 in 1997 and $531,610 in 1996, resulting in a $18,463 decrease, or 3%. The decrease was due to reductions in well maintenance costs and production taxes, offset by an increase in workover expenses incurred in an effort to stimulate well production.

     During this period, G&A decreased, in aggregate, 16% from $42,275 in 1996 to $35,452 in 1997. The Partnership paid the managing general partner $30,932 in 1997 and $38,245 in 1996 for G&A incurred on behalf of the Partnership.

     The Partnership recognized a non-cash SFAS 121 impairment provision of $699,976 related to its oil and gas properties during the fourth quarter of 1997.

     Depletion was $252,890 in 1997 compared to $250,103 for the same period in 1996, representing an increase of $2,787. This increase was the result of a decline in oil reserves during 1997 due to the lower commodity prices, offset by the decline in oil production of 5,811 barrels for 1997 as compared to 1996.

IMPACT OF INFLATION AND CHANGING PRICES ON SALES AND NET INCOME

     Inflation impacts the fixed overhead rate charges of the lease operating expenses for the Partnership. During 1998, the annual change in the index of average weekly earnings of crude petroleum and gas production workers issued by the U.S. Department of Labor, Bureau of Labor Statistics increased (effective April 1, 1998) 10.3%. The 1997 annual change in average weekly earnings increased by 2%. The 1996 index increased 4.1%. The impact of inflation for other lease operating expenses is small due to the current economic condition of the oil industry.

     The oil and gas industry experienced volatility during the past decade because of the fluctuation of the supply of most fossil fuels relative to the demand for such products and other uncertainties in the world energy markets causing significant fluctuations in oil and gas prices. During 1998 the price per barrel for oil production similar to the Partnership's ranged from approximately $9.50 to $15.50. During most of 1997 and 1996, the Partnership benefitted from higher oil prices as compared to previous years. However, during the fourth quarter of 1997, oil prices began a downward trend that has continued into March 1999. On March 8, 1999, the market price for West Texas intermediate crude was $11.00 per barrel. A continuation of the current commodity price environment will continue to have an adverse effect on the Partnership's revenues, operating cash flow and distributions and could result in additional decreases in the carrying value of the Partnership's oil and gas properties.

     Prices for natural gas are subject to ordinary seasonal fluctuations, and this volatility of natural gas prices may result in production being curtailed and, in some cases, wells being completely shut-in.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $386,887 during the year ended December 31, 1998 from the year ended December 31, 1997. The decrease was due to a decline in oil and gas sales receipts and an increase in production costs paid, offset by a decrease in G&A expenses paid.

  Net Cash Used in Investing Activities

     The Partnership's investing activities during 1998 and 1997 were related to the addition of oil and gas equipment on active properties.

     Proceeds from asset dispositions of $16,559 were received during 1998 consisting of $10,166 from equipment credits received on active properties and $6,393 was due to equipment credits received on one fully depleted well.

  Net Cash Used in Financing Activities

     Cash was sufficient in 1998 for distributions to the partners of $364,579 of which $3,646 was distributed to the managing general partner and $360,933 to the limited partners. In 1997, cash was sufficient for distributions to the partners of $662,223 of which $6,622 was distributed to the managing general partner and $655,601 to the limited partners.

     The current commodity price environment will continue to impact the distributions and could result in limited or no distributions to the partners.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     The assessment phase of the managing general partner's Year 2000 project is at varying stages of completion as it pertains to information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the assessment phase is approximately 86% complete, on a worldwide basis, and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     The managing general partner expects to complete the assessment phase of its Year 2000 project by the end of the first quarter of 1999 but is being delayed by limited responses received on inquiries made of third party businesses. To date, the managing general partner has distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 37% of those inquiries.

     The remedial phase of the managing general partner's Year 2000 project is also at varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the remedial phase is approximately 54% complete, on a worldwide basis, subject to the continuing results of the third party inquiry assessments and the testing phase. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and is currently testing this system for Year 2000 compliance. The remediation of non-information technology is expected to be completed during July 1999. The managing general partner's Year 2000 remedial actions have not significantly delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of the Artesia system upgrades by March 1999 and all other information technology systems and non-information technology remediation by the end of the third quarter of 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. The managing general partner intends to use its working capital to pay for the costs of the Year 2000 projects. As of December 31, 1998, the managing general partner's total costs incurred on the Year 2000 problem were $1.8 million, of which $200 thousand were incurred to replace non-compliant systems. The managing general partner will allocate a portion of the costs of the Year 2000 programming charges to the Partnership in accordance with the general and administration allocation. (See Note 2 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".)

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the assessment phase of the managing general partner's Year 2000 project, contingency plans are being designed to mitigate the exposures to mission-critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Financial Statements of Parker & Parsley 88-A, L.P.:
  Independent Auditors' Report -- Ernst & Young LLP.........    9
  Independent Auditors' Report -- KPMG LLP..................   10
  Balance Sheets as of December 31, 1998 and 1997...........   11
  Statements of Operations for the Years Ended December 31,
     1998, 1997 and 1996....................................   12
  Statements of Partners' Capital for the Years Ended
     December 31, 1998, 1997 and 1996.......................   13
  Statements of Cash Flows for the Years Ended December 31,
     1998, 1997 and 1996....................................   14
  Notes to Financial Statements.............................   15

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 88-A, L.P.
(A Delaware Limited Partnership):

     We have audited the balance sheet of Parker & Parsley 88-A, L.P. as of December 31, 1998, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 88-A, L.P. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

Dallas, Texas
March 15, 1999

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 88-A, L.P.
(A Delaware Limited Partnership):

     We have audited the financial statements of Parker & Parsley 88-A, L.P. as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 88-A, L.P. as of December 31, 1997, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Midland, Texas
March 20, 1998

                          PARKER & PARSLEY 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                  DECEMBER 31

                                     ASSETS

                                                                 1998          1997
                                                              -----------   -----------
Current assets:
  Cash......................................................  $   157,782   $   206,923
  Accounts receivable -- oil and gas sales..................       75,374       153,707
                                                              -----------   -----------
          Total current assets..............................      233,156       360,630
                                                              -----------   -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................   10,090,461    10,083,265
Accumulated depletion.......................................   (8,264,115)   (7,490,277)
                                                              -----------   -----------
  Net oil and gas properties................................    1,826,346     2,592,988
                                                              -----------   -----------
                                                              $ 2,059,502   $ 2,953,618
                                                              ===========   ===========
                           LIABILITIES AND PARTNERS' CAPITAL
Current liabilities:
  Accounts payable -- affiliate.............................  $    17,656   $    32,381
Partners' capital:
  Managing general partner..................................       20,660        29,454
  Limited partners (12,935 interests).......................    2,021,186     2,891,783
                                                              -----------   -----------
                                                                2,041,846     2,921,237
                                                              -----------   -----------
                                                              $ 2,059,502   $ 2,953,618
                                                              ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998         1997         1996
                                                           ----------   ----------   ----------
Revenues:
  Oil and gas............................................  $  774,533   $1,157,862   $1,411,568
  Interest...............................................      10,531       12,432       13,054
  Gain on disposition of assets..........................       6,393           --           --
  Other..................................................          99           --           --
                                                           ----------   ----------   ----------
                                                              791,556    1,170,294    1,424,622
                                                           ----------   ----------   ----------
Costs and expenses:
  Oil and gas production.................................     508,919      513,147      531,610
  General and administrative.............................      23,611       35,452       42,275
  Impairment of oil and gas properties...................     405,308      699,976           --
  Depletion..............................................     368,530      252,890      250,103
                                                           ----------   ----------   ----------
                                                            1,306,368    1,501,465      823,988
                                                           ----------   ----------   ----------
Net income (loss)........................................  $ (514,812)  $ (331,171)  $  600,634
                                                           ==========   ==========   ==========
Allocation of net income (loss):
  Managing general partner...............................  $   (5,148)  $   (3,312)  $    6,006
                                                           ==========   ==========   ==========
  Limited partners.......................................  $ (509,664)  $ (327,859)  $  594,628
                                                           ==========   ==========   ==========
Net income (loss) per limited partnership interest.......  $   (39.40)  $   (25.35)  $    45.97
                                                           ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                        STATEMENTS OF PARTNERS' CAPITAL

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Partners' capital at January 1, 1996.......................  $40,845    $4,019,470   $4,060,315
  Distributions............................................   (7,463)     (738,855)    (746,318)
  Net income...............................................    6,006       594,628      600,634
                                                             -------    ----------   ----------
Partners' capital at December 31, 1996.....................   39,388     3,875,243    3,914,631
  Distributions............................................   (6,622)     (655,601)    (662,223)
  Net loss.................................................   (3,312)     (327,859)    (331,171)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1997.....................   29,454     2,891,783    2,921,237
  Distributions............................................   (3,646)     (360,933)    (364,579)
  Net loss.................................................   (5,148)     (509,664)    (514,812)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1998.....................  $20,660    $2,021,186   $2,041,846
                                                             =======    ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998        1997        1996
                                                            ---------   ---------   ---------
Cash flows from operating activities:
  Net income (loss).......................................  $(514,812)  $(331,171)  $ 600,634
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Impairment of oil and gas properties.................    405,308     699,976          --
     Depletion............................................    368,530     252,890     250,103
     Gain on disposition of assets........................     (6,393)         --          --
  Changes in assets and liabilities:
     Accounts receivable..................................     78,333      74,637     (91,920)
     Accounts payable.....................................    (14,725)      6,796     (35,822)
                                                            ---------   ---------   ---------
          Net cash provided by operating activities.......    316,241     703,128     722,995
                                                            ---------   ---------   ---------
Cash flows from investing activities:
  Additions to oil and gas properties.....................    (17,362)    (13,184)    (10,521)
  Proceeds from asset dispositions........................     16,559          --          --
                                                            ---------   ---------   ---------
          Net cash used in investing activities...........       (803)    (13,184)    (10,521)
                                                            ---------   ---------   ---------
Cash flows from financing activities:
  Cash distributions to partners..........................   (364,579)   (662,223)   (746,318)
                                                            ---------   ---------   ---------
Net increase (decrease) in cash...........................    (49,141)     27,721     (33,844)
Cash at beginning of year.................................    206,923     179,202     213,046
                                                            ---------   ---------   ---------
Cash at end of year.......................................  $ 157,782   $ 206,923   $ 179,202
                                                            =========   =========   =========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 88-A, L.P. (the "Partnership") is a limited partnership organized in 1988 under the laws of the State of Delaware. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Oil and gas properties -- The Partnership utilizes the successful efforts method of accounting for its oil and gas properties and equipment. Under this method, all costs associated with productive wells and nonproductive development wells are capitalized while nonproductive exploration costs are expensed. Capitalized costs relating to proved properties are depleted using the unit-of-production method on a property-by-property basis based on proved oil (dominant mineral) reserves as determined by the engineering staff of Pioneer USA, the Partnership's managing general partner, and reviewed by independent petroleum consultants. The carrying amounts of properties sold or otherwise disposed of and the related allowances for depletion are eliminated from the accounts and any gain or loss is included in operations.

     Impairment of long-lived assets -- In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the Partnership reviews its long-lived assets to be held and used on an individual property basis, including oil and gas properties accounted for under the successful efforts method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows is less than the carrying amount of the assets. In this circumstance, the Partnership recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

     Use of estimates in the preparation of financial statements -- Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Net income (loss) per limited partnership interest -- The net income (loss) per limited partnership interest is calculated by using the number of outstanding limited partnership interests.

     Income taxes -- A Federal income tax provision has not been included in the financial statements as the income of the Partnership is included in the individual Federal income tax returns of the respective partners.

                          PARKER & PARSLEY 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Statements of cash flows -- For purposes of reporting cash flows, cash includes depository accounts held by banks.

     General and administrative expenses -- General and administrative expenses are allocated in part to the Partnership by the managing general partner or its affiliates. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     Reclassifications -- Certain reclassifications may have been made to the 1997 and 1996 financial statements to conform to the 1998 financial statement presentations.

     Environmental -- The Partnership is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Partnership to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of cash payments for the liability or component are fixed or reliably determinable. No such liabilities have been accrued as of December 31, 1998.

     Revenue recognition -- The Partnership uses the entitlements method of accounting for crude oil and natural gas revenues.

     Reporting comprehensive income -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") establishes standards for the reporting and display of comprehensive income (loss) and its components in a full set of general purpose financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Partnership has no items of other comprehensive income (loss), as defined by SFAS No. 130. Consequently, the provisions of SFAS No. 130 do not apply to the Partnership.

NOTE 3. IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS 121, the Partnership reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of the carrying value of the Partnership's oil and gas properties. Based upon a decline in the Partnership's outlook for future commodity prices, the Partnership has estimated the expected future cash flows of its oil and gas properties as of December 31, 1998, 1997 and 1996, and compared such estimated future cash flows to the respective carrying amount of the oil and gas properties to determine if the carrying amounts were likely to be recoverable. For those proved oil and gas properties for which the carrying amount exceeded the estimated future cash flows, an impairment was determined to exist; therefore, the Partnership adjusted the carrying amount of those oil and gas properties to their fair value as determined by discounting their expected future cash flows at a discount rate commensurate with the risks involved in the industry. As a result, the Partnership recognized non-cash impairment provisions of $405,308 and $699,976 related to its proved oil and gas properties during 1998 and 1997, respectively.

                          PARKER & PARSLEY 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. INCOME TAXES

     The financial statement basis of the Partnership's net assets and liabilities was $510,170 greater than the tax basis at December 31, 1998.

     The following is a reconciliation of net income (loss) per statements of operations with the net income per Federal income tax returns for the years ended December 31:

                                                       1998        1997        1996
                                                     ---------   ---------   --------
Net income (loss) per statements of operations.....  $(514,812)  $(331,171)  $600,634
Depletion and depreciation for tax reporting
  purposes less than provisions for financial
  reporting purposes...............................    357,942     243,863    230,991
Impairment of oil and gas properties for financial
  reporting purposes...............................    405,308     699,976         --
Salvage income.....................................         --         115         --
Other..............................................     13,320      (3,119)     2,881
                                                     ---------   ---------   --------
          Net income per Federal income tax
            returns................................  $ 261,758   $ 609,664   $834,506
                                                     =========   =========   ========

NOTE 5. OIL AND GAS PRODUCING ACTIVITIES

     The following is a summary of the costs incurred, whether capitalized or expensed, related to the Partnership's oil and gas producing activities for the years ended December 31:

                                                           1998      1997      1996
                                                          -------   -------   -------
Development costs.......................................  $17,362   $13,184   $10,521
                                                          =======   =======   =======

     Capitalized oil and gas properties consist of the following:

                                                                 1998          1997
                                                              -----------   -----------
Proved properties:
  Property acquisition costs................................  $   490,279   $   490,279
  Completed wells and equipment.............................    9,600,182     9,592,986
                                                              -----------   -----------
                                                               10,090,461    10,083,265
Accumulated depletion.......................................   (8,264,115)   (7,490,277)
                                                              -----------   -----------
  Net capitalized costs.....................................  $ 1,826,346   $ 2,592,988
                                                              ===========   ===========

NOTE 6. RELATED PARTY TRANSACTIONS

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $215,684   $223,426   $211,234
Reimbursement of general and administrative
  expenses...........................................  $ 19,297   $ 30,932   $ 38,245

     The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Pioneer USA, Parker & Parsley 88-A Conv., L.P. and the Partnership (the "Partnerships") are parties to the Program agreement.

                          PARKER & PARSLEY 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     The costs and revenues of the Program are allocated to Pioneer USA and the Partnerships as follows:

                                                          PIONEER USA(1)   PARTNERSHIPS(2)
                                                          --------------   ---------------
Revenues:
  Proceeds from disposition of depreciable properties...      9.09091%         90.90909%
  All other revenues....................................    24.242425%        75.757575%
Costs and expenses:
  Lease acquisition costs, drilling and completion costs
     and all other costs................................      9.09091%         90.90909%
  Operating costs, direct costs and general and
     administrative expenses............................    24.242425%        75.757575%

---------------

(1) Excludes Pioneer USA's 1% general partner ownership which is allocated at the Partnership level and 173 limited partner interests owned by Pioneer USA.

(2) The allocation between the Partnership and Parker & Parsley 88-A Conv., L.P. is 77.325442% and 22.674558%, respectively.

NOTE 7. OIL AND GAS INFORMATION (UNAUDITED)

     The following table presents information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities during the years then ended. Due to a change in the accounting policy of the managing general partner in 1997, the Partnership began accounting for processed natural gas production in two components: processed natural gas liquids ("NGLs") and dry residue gas. NGLs are reflected in "Oil and NGLs" in the table below. All of the Partnership's reserves are proved developed and located within the United States. The Partnership's reserves are based on an evaluation prepared by the engineering staff of Pioneer USA and reviewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant, using criteria established by the Securities and Exchange Commission. Reserve value information is available to limited partners pursuant to the Partnership agreement and, therefore, is not presented.

                                                              OIL AND NGLS      GAS
                                                                 (BBLS)        (MCF)
                                                              ------------   ----------
Net proved reserves at January 1, 1996......................     659,108      2,318,253
Revisions...................................................      84,526        591,597
Production..................................................     (44,670)      (170,774)
                                                                --------     ----------
Net proved reserves at December 31, 1996....................     698,964      2,739,076
Revisions...................................................     185,699     (1,359,163)
Production..................................................     (48,269)      (134,311)
                                                                --------     ----------
Net proved reserves at December 31, 1997....................     836,394      1,245,602
Revisions...................................................    (307,084)      (307,863)
Production..................................................     (57,635)       (86,501)
                                                                --------     ----------
Net proved reserves at December 31, 1998....................     471,675        851,238
                                                                ========     ==========

     As of December 31, 1998, the estimated present value of future net revenues of proved reserves, calculated using December 31, 1998 prices of $10.61 per barrel of oil, $5.47 per barrel of NGLs and $1.39 per mcf of gas, discounted at 10% was approximately $896,000 and undiscounted was $1,446,000.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are

                          PARKER & PARSLEY 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves. The Partnership emphasizes that reserve estimates are inherently imprecise and, accordingly, the estimates are expected to change as future information becomes available.

NOTE 8. MAJOR CUSTOMERS

     The following table reflects the major customers of the Partnership's oil and gas sales (a major customer is defined as a customer whose sales exceed 10% of total sales) during the years ended December 31:

                                                              1998   1997   1996
                                                              ----   ----   ----
Genesis Crude Oil, L.P. ....................................   55%    55%    59%
Western Gas Resources, Inc. ................................   22%    22%    19%

     At December 31, 1998, the amounts receivable from Genesis Crude Oil, L.P. and Western Gas Resources, Inc. were $21,404 and $22,658, respectively, which are included in the caption "Accounts receivable -- oil and gas sales" in the accompanying Balance Sheet.

     The Partnership's share of oil and gas production is sold to various purchasers. Pioneer USA is of the opinion that the loss of any one purchaser would not have an adverse effect on the ability of the Partnership to sell its oil and gas production.

NOTE 9. ORGANIZATION AND OPERATIONS

     The Partnership was organized June 30, 1988 as a limited partnership under the Delaware Act for the purpose of acquiring and developing oil and gas properties. The following is a brief summary of the more significant provisions of the limited partnership agreement:

          Managing general partner -- The managing general partner of the Partnership is Pioneer USA. Pioneer USA has the power and authority to manage, control and administer all Program and Partnership affairs. As managing general partner and operator of the Partnership's properties, all production expenses are incurred by Pioneer USA and billed to the Partnership and a portion of revenue is initially received by Pioneer USA prior to being paid to the Partnership. Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues.

          Limited partner liability -- The maximum amount of liability of any limited partner is the total contributions of such partner plus his share of any undistributed profits.

          Initial capital contributions -- The limited partners entered into subscription agreements for aggregate capital contributions of $12,935,000. Pioneer USA is required to contribute amounts equal to 1% of initial Partnership capital less commission and offering expenses allocated to the limited partners and to contribute amounts necessary to pay costs and expenses allocated to it under the Partnership agreement to the extent its share of revenues does not cover such costs.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP

     The Partnership does not have any officers or directors. Under the limited partnership agreement, the Partnership's managing general partner, Pioneer USA, is granted the exclusive right and full authority to manage, control and administer the Partnership's business.

     Set forth below are the names, ages and positions of the directors and executive officers of Pioneer USA. Directors of Pioneer USA are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

                                        AGE AT
                                     DECEMBER 31,
NAME                                     1998                    POSITION
----                                 ------------                --------
Scott D. Sheffield.................       46        President and Director
Timothy L. Dove....................       42        Executive Vice President and
                                                    Director
Dennis E. Fagerstone...............       49        Executive Vice President and
                                                    Director
Mark L. Withrow....................       51        Executive Vice President, General
                                                      Counsel and Director
M. Garrett Smith...................       37        Executive Vice President, Chief
                                                      Financial Officer and Director
Mel Fischer(a).....................       64        Executive Vice President
Lon C. Kile........................       43        Executive Vice President
Rich Dealy.........................       32        Vice President and Chief Accounting
                                                      Officer

---------------

(a) Mr. Fischer was a director and officer until his retirement from Pioneer and Pioneer USA on February 19, 1999.

     Scott D. Sheffield. Mr. Sheffield is a distinguished graduate of The University of Texas with a B.S. in Petroleum Engineering. Since August 1997, he has served as President, Chief Executive Officer and a director of Pioneer and President and a director of Pioneer USA. Mr. Sheffield was the President and a director of Parker & Parsley from May 1990 until August 1997 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley from October 1990 until August 1997. He was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. He served as Vice President -- Engineering of PPDC from September 1981 until April 1985 when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove became Executive Vice President -- Business Development of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Prior to joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp, in various capacities in international exploration and production, marketing, refining and marketing and planning and development. Mr. Dove earned a B.S. in Mechanical Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. He served as Executive Vice President and Chief Operating Officer of Mesa from March 1, 1997 until August 1997. From October 1996 to February 1997, Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa and from May 1991 to October 1996, he served as Vice President -- Exploration and Production of Mesa. From June 1988 to May 1991, Mr. Fagerstone served as Vice President -- Operations of Mesa.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a B. S. in Accounting and Texas Tech University with a Juris Doctorate degree, became Executive Vice President, General Counsel and Secretary of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Withrow was Vice President -- General Counsel of Parker & Parsley from January 1991, when he joined Parker & Parsley, to January 1995, when he was appointed Senior Vice President -- General Counsel. He was Parker & Parsley's Secretary from August 1992 until August 1997. Prior to joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     M. Garrett Smith. Mr. Smith, a graduate of The University of Texas with a B.S. in Electrical Engineering and Southern Methodist University with an M.B.A., was appointed Executive Vice President and Chief Financial Officer of Pioneer in December 1997. He served as Senior Vice President -- Finance of Pioneer from August 1997 until December 1997. Mr. Smith was elected Senior Vice President -- Finance and a director of Pioneer USA in August 1997. He served as Vice President -- Corporate Acquisitions of Mesa from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of Mesa and from 1994 to 1996 he served as Director of Financial Planning of Mesa. Mr. Smith was employed by BTC Partners, Inc. (a former financial advisor to Mesa) from 1989 to 1994.

     Mel Fischer. Mr. Fischer, a graduate of the University of California at Berkeley with a Masters degree in Geology, became Executive Vice
President -- Worldwide Exploration of Pioneer and Pioneer USA in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997 and was Executive Vice President -- Worldwide Exploration for Parker & Parsley from February 1997 to August 1997. Mr. Fischer retired from Pioneer and Pioneer USA effective February 15, 1999. He worked in the petroleum industry for 32 years, starting as a Petroleum Geologist with Texaco in 1962, and retiring as President, Occidental International Exploration and Production Company in March 1994. For the 10 years prior to becoming President of Occidental International, he served as Executive Vice President, World Wide Exploration with Occidental Oil and Gas Corporation. He is a registered geologist in the State of California, a member of the American Association of Petroleum Geologists and an emeritus member of the Board of Advisors for the Earth Sciences Research Institute at the University of Utah.

     Lon C. Kile. Mr. Kile, a graduate of Oklahoma State University with a B.B.A. in Accounting, became Executive Vice President of Pioneer and Pioneer USA in August 1997. Mr. Kile was Senior Vice President -- Investor Relations from October 1996 to August 1997. Previously, he served as Vice President and Manager of the Mid-Continent Division, Vice President -- Equity Finance & Analysis and Vice President -- Marketing & Program Administration. Prior to joining Parker & Parsley in 1985, he was employed as Supervisor -- Senior, Audit, in charge of Parker & Parsley's audit, with Arthur Young.

     Rich Dealy. Mr. Dealy is a graduate of Eastern New Mexico University with a B.B.A. in Accounting and Finance and is a Certified Public Accountant. He became Vice President and Chief Accounting Officer of Pioneer and Pioneer USA in February 1998. Mr. Dealy served as Controller of Pioneer USA from August 1997 to February 1998. He served as Controller of Parker & Parsley from August 1995 to August 1997. Mr. Dealy joined Parker & Parsley as an Accounting Manager in July, 1992. He was previously employed with KPMG Peat Marwick as an Audit Senior, in charge of Parker & Parsley's audit.

ITEM 11. EXECUTIVE COMPENSATION

     The Partnership does not have any directors or officers. Management of the Partnership is vested in Pioneer USA, the managing general partner. The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Under the Program agreement, Pioneer USA pays approximately 10% of the Partnership's acquisition, drilling and completion costs and approximately 25% of its operating and general and administrative expenses. In return, Pioneer USA is allocated approximately 25% of the Partnership's revenues. See Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" for information regarding fees and reimbursements paid to the managing general partner or its affiliates by the Partnership.

     The Partnership does not directly pay any salaries of the executive officers of Pioneer USA, but does pay a portion of Pioneer USA's general and administrative expenses of which these salaries are a part. See Note 6 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  (a) Beneficial owners of more than five percent

     The Partnership is not aware of any person who beneficially owns 5% or more of the outstanding limited partnership interests of the Partnership. Pioneer USA owned 173 limited partner interests at January 1, 1999.

  (b) Security ownership of management

     The Partnership does not have any officers or directors. The managing general partner of the Partnership, Pioneer USA, has the exclusive right and full authority to manage, control and administer the Partnership's business. Under the limited partnership agreement, limited partners holding a majority of the outstanding limited partnership interests have the right to take certain actions, including the removal of the managing general partner or any other general partner. The Partnership is not aware of any current arrangement or activity which may lead to such removal. The Partnership is not aware of any officer or director of Pioneer USA who beneficially owns limited partnership interests in the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Transactions with the managing general partner or its affiliates

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $215,684   $223,426   $211,234
Reimbursement of general and administrative
  expenses...........................................  $ 19,297   $ 30,932   $ 38,245

     Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues. Also, see Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data", regarding the Partnership's participation with the managing general partner in oil and gas activities of the Program.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

  (a) 1. Financial statements

     The following are filed as part of this annual report:

          Independent Auditors' Report -- Ernst & Young LLP

          Independent Auditors' Report -- KPMG LLP

          Balance sheets as of December 31, 1998 and 1997

          Statements of operations for the years ended December 31, 1998, 1997 and 1996

          Statements of partners' capital for the years ended December 31, 1998, 1997 and 1996

          Statements of cash flows for the years ended December 31, 1998, 1997 and 1996

          Notes to financial statements

  2. Financial statement schedules

     All financial statement schedules have been omitted since the required information is in the financial statements or notes thereto, or is not applicable nor required.

  (b) Reports on Form 8-K

     None.

  (c) Exhibits

     The exhibits listed on the accompanying index to exhibits are filed or incorporated by reference as part of this annual report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PARKER & PARSLEY 88-A, L.P.

                                            By: Pioneer Natural Resources USA,
                                                Inc.
                                                Managing General Partner

                                            By:   /s/ SCOTT D. SHEFFIELD
                                              ----------------------------------
                                                     Scott D. Sheffield,
                                                          President

Dated: March 24, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.



               /s/ SCOTT D. SHEFFIELD                  President and Director of        March 24, 1999
-----------------------------------------------------    Pioneer USA
                 Scott D. Sheffield

                 /s/ TIMOTHY L. DOVE                   Executive Vice President and     March 24, 1999
-----------------------------------------------------    Director of Pioneer USA
                   Timothy L. Dove

              /s/ DENNIS E. FAGERSTONE                 Executive Vice President and     March 24, 1999
-----------------------------------------------------    Director of Pioneer USA
                Dennis E. Fagerstone

                 /s/ MARK L. WITHROW                   Executive Vice President,        March 24, 1999
-----------------------------------------------------    General Counsel and Director
                   Mark L. Withrow                       of Pioneer USA

                /s/ M. GARRETT SMITH                   Executive Vice President,        March 24, 1999
-----------------------------------------------------    Chief Financial Officer and
                  M. Garrett Smith                       Director of Pioneer USA

                   /s/ LON C. KILE                     Executive Vice President of      March 24, 1999
-----------------------------------------------------    Pioneer USA
                     Lon C. Kile

                   /s/ RICH DEALY                      Vice President and Chief         March 24, 1999
-----------------------------------------------------    Accounting Officer of
                     Rich Dealy                          Pioneer USA

                          PARKER & PARSLEY 88-A, L.P.

                               INDEX TO EXHIBITS

     The following documents are incorporated by reference in response to Item 14(c):

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------
          3(a)           -- Amended and Restated Certificate and Agreement of Limited
                            Partnership of Parker & Parsley 88-A, L.P. incorporated
                            by reference to Exhibit A of Amendment No. 1 of the
                            Partnership's Registration Statement on Form S-1
                            (Registration No. 33-19659)
          4(b)           -- Form of Subscription Agreement and Power of Attorney
                            incorporated by reference to Exhibit D of the
                            Partnership's Registration Statement on Form S-1
                            (Registration No. 33-19659) (hereinafter called the
                            Partnership's Registration Statement)
          4(c)           -- Specimen Certificate of Limited Partnership Interest
                            incorporated by reference to Exhibit D of the
                            Partnership's Registration Statement
         10(b)           -- Exploration and Development Program Agreement
                            incorporated by reference to Exhibit C of the
                            Partnership's Registration Statement
         27.1*           -- Financial Data Schedule

---------------

* filed herewith

                          PARKER & PARSLEY 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)
                        DECEMBER 31, 1998, 1997 AND 1996

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

     The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing discounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rates to the difference.

     Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider probable reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                1998       1997       1996
                                                              --------   --------   ---------
                                                                      (IN THOUSANDS)
Oil and gas producing activities:
  Future cash inflows.......................................  $ 5,153    $15,588    $ 27,392
  Future production costs...................................   (3,707)    (8,897)    (13,600)
  Future development costs..................................       --         --        (197)
                                                              -------    -------    --------
                                                                1,446      6,691      13,595
  10% annual discount factor................................     (550)    (3,146)     (6,929)
                                                              -------    -------    --------
  Standardized measure of discounted future net cash
     flows..................................................  $   896    $ 3,545    $  6,666
                                                              =======    =======    ========

                                                                YEAR ENDED DECEMBER 31,
                                                              ----------------------------
                                                               1998      1997       1996
                                                              -------   -------   --------
                                                                     (IN THOUSANDS)
Oil and Gas Producing Activities:
  Oil and gas sales, net of production costs................  $  (266)  $  (645)  $   (880)
  Net changes in prices and production costs................   (2,296)   (3,034)     2,594
  Extensions and discoveries................................       --        --         --
  Sales of minerals-in-place................................       --        --         --
  Purchases of minerals-in-place............................       --        --         --
  Revisions of estimated future development costs...........     (237)      104       (275)
  Revisions of previous quantity estimates and reserves
     added by development drilling..........................     (474)     (128)     1,104
  Accretion of discount.....................................      355       667        390
  Changes in production rates, timing and other.............      269       (85)      (168)
                                                              -------   -------   --------
  Change in present value of future net revenues............   (2,649)   (3,121)     2,765
                                                              -------   -------   --------
  Balance, beginning of year................................    3,545     6,666      3,901
                                                              -------   -------   --------
  Balance, end of year......................................  $   896   $ 3,545   $  6,666
                                                              =======   =======   ========

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                            SUPPLEMENTAL INFORMATION

                                       OF

               PARKER & PARSLEY PRODUCING PROPERTIES 88-A, L.P.,
                         A DELAWARE LIMITED PARTNERSHIP

                                       TO

                   PROXY STATEMENT DATED               , 1999

                             ----------------------

       THE DATE OF THIS SUPPLEMENT IS                             , 1999
                             ----------------------

     This document contains important information specific to Parker & Parsley Producing Properties 88-A, L.P. and supplements the proxy statement dated
       , 1999, of Pioneer Natural Resources USA, Inc., by which Pioneer USA is soliciting proxies to be voted at a special meeting of limited partners of the partnerships described in the proxy statement. The purpose of the special meeting is for you to vote upon the merger of Parker & Parsley Producing Properties 88-A, L.P. with and into Pioneer USA that, if completed, will result in your receiving cash for your partnership interests.

     This supplement contains the following information concerning Parker & Parsley Producing Properties 88-A, L.P.:

     - A table containing:

        -- the aggregate initial investment by the limited partners

        -- the aggregate historical limited partner distributions through June
           30, 1999

        -- the merger value per $1,000 limited partner investment as of June 30,
           1999

        -- the merger value per $1,000 limited partner investment as a multiple of distributions for the 12 months ended June 30, 1999

        -- the book value per $1,000 limited partner investment as of June 30, 1999 and as of December 31, 1998 and

        -- the ordinary tax loss per $1,000 limited partner investment in year of initial investment

     - Quarterly Report on Form 10-Q for the six months ended June 30, 1999

     - Annual Report on Form 10-K for the year ended December 31, 1998

     - Disclosures about the partnership's oil and gas producing activities

                PARKER & PARSLEY PRODUCING PROPERTIES 88-A, L.P.

                         SUPPLEMENTAL INFORMATION TABLE

Aggregate Initial Investment by the Limited Partners(a).....  $ 5,611
Aggregate Historical Limited Partner Distributions through
  June 30, 1999(a)..........................................  $ 6,095
Merger Value per $1,000 Limited Partner Investment as of
  June 30, 1999(b)..........................................  $336.28
Merger Value per $1,000 Limited Partner Investment as a
  Multiple of Distributions for the 12 Months ended June 30,
  1999(b)...................................................    12.34times
Book Value per $1,000 Limited Partner Investment:
  -- as of June 30, 1999(b).................................  $324.79
  -- as of December 31, 1998(b).............................  $331.42
Ordinary Tax Loss per $1,000 Limited Partner Investment in
  Year of Initial Investment(b), (c)........................  $    23

---------------

(a)  Stated in thousands.

(b) Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

(c) Your ability to use your distributive share of the partnership's loss to offset your other income may have been subject to certain limitations at your level as a partner, and you may therefore wish to consult your tax advisor to determine the additional value, if any, actually realized by you in your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                         COMMISSION FILE NO. 33-19133-A

                PARKER & PARSLEY PRODUCING PROPERTIES 88-A, L.P.
             (Exact name of Registrant as specified in its charter)

                  DELAWARE                                       75-2225758
       (State or other jurisdiction of                        (I.R.S. Employer
       incorporation or organization)                      Identification Number)

  303 WEST WALL, SUITE 101, MIDLAND, TEXAS                          79701
  (Address of principal executive offices)                       (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                PARKER & PARSLEY PRODUCING PROPERTIES 88-A, L.P.

                               TABLE OF CONTENTS

                         PART I. FINANCIAL INFORMATION

                                                               PAGE
                                                               ----
ITEM 1. FINANCIAL STATEMENTS
     Balance Sheets as of June 30, 1999 and December 31,
      1998..................................................     3
     Statements of Operations for the three and six months
      ended June 30, 1999 and 1998..........................     4
     Statement of Partners' Capital for the six months ended
      June 30, 1999.........................................     5
     Statements of Cash Flows for the six months ended June
      30, 1999 and 1998.....................................     6
     Notes to Financial Statements..........................     7

ITEM 2.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
       CONDITION AND RESULTS OF OPERATIONS..................     8

                    PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K....................    11
     27.1 Financial Data Schedule
     Signatures.............................................    12

                         PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                PARKER & PARSLEY PRODUCING PROPERTIES 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                     ASSETS

                                                               JUNE 30,     DECEMBER 31,
                                                                 1999           1998
                                                              -----------   ------------
                                                              (UNAUDITED)
Current assets:
  Cash......................................................  $   291,041   $   278,229
  Accounts receivable -- oil and gas sales..................       61,784        49,455
                                                              -----------   -----------
          Total current assets..............................      352,825       327,684
                                                              -----------   -----------
  Oil and gas properties -- at cost, based on the successful
     efforts accounting method..............................    4,842,700     4,842,700
  Accumulated depletion.....................................   (3,335,476)   (3,285,467)
                                                              -----------   -----------
          Net oil and gas properties........................    1,507,224     1,557,233
                                                              -----------   -----------
                                                              $ 1,860,049   $ 1,884,917
                                                              ===========   ===========

                           LIABILITIES AND PARTNERS' CAPITAL
Current Liabilities:
  Accounts payable -- affiliate.............................  $    19,304   $     6,661
Partners' capital:
  Managing general partner..................................       18,329        18,638
  Limited partners (11,222 interests).......................    1,822,416     1,859,618
                                                              -----------   -----------
                                                                1,840,745     1,878,256
                                                              -----------   -----------
                                                              $ 1,860,049   $ 1,884,917
                                                              ===========   ===========

  The financial information included as of June 30, 1999 has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                PARKER & PARSLEY PRODUCING PROPERTIES 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                   THREE MONTHS ENDED       SIX MONTHS ENDED
                                                        JUNE 30,                JUNE 30,
                                                   -------------------     -------------------
                                                     1999       1998         1999       1998
                                                   --------   --------     --------   --------
Revenues:
  Oil and gas....................................  $111,050   $117,387     $194,872   $246,176
  Interest.......................................     2,763      3,791        5,175      7,419
                                                   --------   --------     --------   --------
                                                    113,813    121,178      200,047    253,595
                                                   --------   --------     --------   --------
Costs and expenses:
  Oil and gas production.........................    62,301     61,343      122,130    130,525
  General and administrative.....................     3,331      3,521        5,846      7,385
  Depletion......................................    20,466     31,162       50,009     63,909
                                                   --------   --------     --------   --------
                                                     86,098     96,026      177,985    201,819
                                                   --------   --------     --------   --------
Net income.......................................  $ 27,715   $ 25,152     $ 22,062   $ 51,776
                                                   ========   ========     ========   ========
Allocation of net income:
  Managing general partner.......................  $    278   $    251     $    221   $    517
                                                   ========   ========     ========   ========
  Limited partners...............................  $ 27,437   $ 24,901     $ 21,841   $ 51,259
                                                   ========   ========     ========   ========
Net income per limited partnership interest......  $   2.45   $   2.22     $   1.95   $   4.57
                                                   ========   ========     ========   ========
Distributions per limited partnership interest...  $   2.01   $   7.73     $   5.26   $  16.72
                                                   ========   ========     ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                PARKER & PARSLEY PRODUCING PROPERTIES 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         STATEMENT OF PARTNERS' CAPITAL
                                  (UNAUDITED)

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Balance at January 1, 1999.................................  $18,638    $1,859,618   $1,878,256
  Distributions............................................     (530)      (59,043)     (59,573)
  Net income...............................................      221        21,841       22,062
                                                             -------    ----------   ----------
Balance at June 30, 1999...................................  $18,329    $1,822,416   $1,840,745
                                                             =======    ==========   ==========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                PARKER & PARSLEY PRODUCING PROPERTIES 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                    JUNE 30,
                                                              --------------------
                                                                1999       1998
                                                              --------   ---------
Cash flows from operating activities:
  Net income................................................  $ 22,062   $  51,776
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depletion..............................................    50,009      63,909
  Changes in assets and liabilities:
     Accounts receivable....................................   (12,329)     42,012
     Accounts payable.......................................    12,643     (12,742)
                                                              --------   ---------
          Net cash provided by operating activities.........    72,385     144,955
                                                              --------   ---------
Cash flows used in financing activities:
  Cash distributions to partners............................   (59,573)   (189,578)
                                                              --------   ---------
Net increase (decrease) in cash.............................    12,812     (44,623)
Cash at beginning of period.................................   278,229     332,031
                                                              --------   ---------
Cash at end of period.......................................  $291,041   $ 287,408
                                                              ========   =========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                PARKER & PARSLEY PRODUCING PROPERTIES 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley Producing Properties 88-A, L.P. (the "Partnership") is a limited partnership organized in 1988 under the laws of the State of Delaware.

     The Partnership engages primarily in oil and gas production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. BASIS OF PRESENTATION

     In the opinion of management, the unaudited financial statements of the Partnership as of June 30, 1999 and for the three and six months ended June 30, 1999 and 1998 include all adjustments and accruals consisting only of normal recurring accrual adjustments which are necessary for a fair presentation of the results for the interim period. These interim results are not necessarily indicative of results for a full year. Certain reclassifications have been made to the June 30, 1998 financial statements to conform to the June 30, 1999 financial statement presentation.

     Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in this Form 10-Q pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements should be read in conjunction with the financial statements and the notes thereto contained in the Partnership's Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, a copy of which is available upon request by writing to Rich Dealy, Vice President and Chief Accounting Officer, 5205 North O'Connor Boulevard, 1400 Williams Square West, Irving, Texas 75039-3746.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS(1)

RESULTS OF OPERATIONS

  Six months ended June 30, 1999 compared with six months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues decreased 21% to $194,872 from $246,176 for the six months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from lower average prices received and declines in production. For the six months ended June 30, 1999, 10,144 barrels of oil, 5,069 barrels of natural gas liquids ("NGLs") and 22,550 mcf of gas were sold, or 18,971 barrel of oil equivalents ("BOEs"). For the six months ended June 30, 1998, 12,102 barrels of oil, 5,715 barrels of NGLs and 25,765 mcf of gas were sold, or 22,111 BOEs.

     The average price received per barrel of oil decreased $1.15, or 8%, from $14.08 for the six months ended June 30, 1998 to $12.93 for the same period in 1999. The average price received per barrel of NGLs increased slightly from $6.70 during the six months ended June 30, 1998 to $6.84 for the same period in 1999. The average price received per mcf of gas decreased 11% from $1.45 during the six months ended June 30, 1998 to $1.29 in 1999. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received during the six months ended June 30, 1999.

     The volatility of commodity prices has had, and continues to have, a significant impact on the Partnership's revenues and operating cash flow and could result in additional decreases to the carrying value of the Partnership's oil and gas properties.

     Costs and Expenses:

     Total costs and expenses decreased to $177,985 for the six months ended June 30, 1999 as compared to $201,819 for the same period in 1998, a decrease of $23,834, or 12%. This decrease was the result of reductions in depletion, production costs and general and administrative expenses ("G&A").

     Production costs were $122,130 for the six months ended June 30, 1999 and $130,525 for the same period in 1998, resulting in a decrease of $8,395, or 6%, attributable to declines in workover costs and production taxes.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 21% from $7,385 for the six months ended June 30, 1998 to $5,846 for the same period in 1999.

     Depletion was $50,009 for the six months ended June 30, 1999 compared to $63,909 for the same period in 1998, a decrease of $13,900, or 22%. This decrease was primarily attributable to a reduction in oil production of 1,958 barrels for the six months ended June 30, 1999 compared to the same period in 1998 and an increase in proved reserves during the period ended June 30, 1999 due to higher commodity prices.

  Three months ended June 30, 1999 compared with three months ended June 30,
1998

     Revenues:

     The Partnership's oil and gas revenues decreased 5% to $111,050 from $117,387 for the three months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from a decline in production, offset by higher average prices received. For the three months ended June 30, 1999, 4,974 barrels of oil, 2,728 barrels of NGLs and 11,075 mcf of gas were sold, or 9,548 BOEs. For the three months ended June 30, 1998, 5,743 barrels of oil, 3,134 barrels of NGLs and 13,299 mcf of gas were sold, or 11,094 BOEs.

     The average price received per barrel of oil increased $1.16, or 9%, from $13.33 for the three months ended June 30, 1998 to $14.49 for the same period in 1999. The average price received per barrel of NGLs increased $1.31, or 19%, from $6.94 during the three months ended June 30, 1998 to $8.25 for the same period in 1999. The average price received per mcf of gas increased 3% from $1.44 during the three months ended June 30, 1998 to $1.49 for the same period in 1999.

     Costs and Expenses:

     Total costs and expenses decreased to $86,098 for the three months ended June 30, 1999 as compared to $96,026 for the same period in 1998, a decrease of $9,928, or 10%. This decrease was the result of reductions in depletion and G&A, offset by an increase in production costs.

     Production costs were $62,301 for the three months ended June 30, 1999 and $61,343 for the same period in 1998 resulting in a $958 increase, attributable to an increase in well maintenance costs incurred in an effort to stimulate well production, offset by a decrease in production taxes.

     During this period, G&A decreased, in aggregate, 5% from $3,521 for the three months ended June 30, 1998 to $3,331 for the same period in 1999.

     Depletion was $20,466 for the three months ended June 30, 1999 compared to $31,162 for the same period in 1998, a decrease of $10,696, or 34%. This decrease was primarily attributable to an increase in proved reserves during the period ended June 30, 1999 as a result of higher commodity prices and a reduction in oil production of 769 barrels for the three months ended June 30, 1999 compared to the same period in 1998.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $72,570 during the six months ended June 30, 1999 from the same period ended June 30, 1998. This decrease was primarily due to a decline in oil and gas sales receipts, offset by declines in production costs and G&A expenses paid.

  Net Cash Used in Financing Activities

     Cash was sufficient for the six months ended June 30, 1999 to cover distributions to the partners of $59,573 of which $530 was distributed to the managing general partner and $59,043 to the limited partners. For the same period ended June 30, 1998, cash was sufficient for distributions to the partners of $189,578 of which $1,947 was distributed to the managing general partner and $187,631 to the limited partners.

     From the third quarter of 1997 through the first quarter of 1999, there was a declining trend in oil and gas levels. During the first quarter of 1999, the Organization of Petroleum Exporting Countries and certain other crude oil exporting nations announced reductions in their planned export volumes. These announcements, together with early indications that the nations have initiated their planned reductions, have had some stabilizing effect on commodity prices during the latter part of the first quarter of 1999 and into August 1999. However, no assurances can be given that the stabilizing effect of these actions, or the planned reductions in export volumes, will be sustained for an extended period of time.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright, or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the

Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     As of June 30, 1999, the managing general partner estimates that the assessment phase is approximately 99% complete and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     Through June 30, 1999, the managing general partner had distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 52% of the inquiries.

     The remedial phase of the managing general partner's Year 2000 project is in varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of June 30, 1999, the managing general partner estimates that the remedial phase is approximately 83% complete, on a worldwide basis, subject to continuing evaluations of the responses to third party inquiries and to the testing phase results. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and has completed the testing of the system for Year 2000 compliance. The remediation of non-information technology is expected to be completed by October 1999. The managing general partner's Year 2000 remedial actions have not delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of information technology systems by October 1999. The testing of the non-information technology remediation is scheduled to be completed by the end of November 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. As of June 30, 1999, the managing general partner's total costs incurred on the Year 2000 problem were $2.3 million, of which approximately $200 thousand were incurred to replace non-compliant systems.

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the business continuity and contingency planning phase of the managing general partner's Year 2000 project, contingency plans were designed to mitigate the exposures to mission critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

---------------

(1) "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements.

                           PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

  (a) Exhibits

     27.1  Financial Data Schedule

  (b) Reports on Form 8-K -- none

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARKER & PARSLEY PRODUCING
                                            PROPERTIES 88-A, L.P.

                                            By: Pioneer Natural Resources USA,
                                                Inc.,
                                                  Managing General Partner

                                            By:       /s/ RICH DEALY
                                              ----------------------------------
                                                Rich Dealy, Vice President and
                                                   Chief Accounting Officer

Dated: August 6, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-K

                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                         COMMISSION FILE NO. 33-19133-A

                PARKER & PARSLEY PRODUCING PROPERTIES 88-A, L.P.
             (Exact name of Registrant as specified in its charter)

                   DELAWARE                                      75-2225758
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

        Securities registered pursuant to Section 12(b) of the Act: NONE

          Securities registered pursuant to Section 12(g) of the Act:
                 LIMITED PARTNERSHIP INTERESTS ($500 PER UNIT)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

     No market currently exists for the limited partnership interests of the Registrant. Based on original purchase price the aggregate market value of limited partnership interests owned by non-affiliates of the Registrant is $5,572,000.

     As of March 8, 1999, the number of outstanding limited partnership interests was 11,222.

     The following documents are incorporated by reference into the indicated parts of this Annual Report on Form 10-K: NONE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Parts I and II of this Report contain forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements. See "Item 1. Business" for a description of various factors that could materially affect the ability of the Partnership to achieve the anticipated results described in the forward looking statements.

                                     PART I

ITEM 1. BUSINESS

     Parker & Parsley Producing Properties 88-A, L.P. (the "Partnership") is a limited partnership organized in 1988 under the laws of the State of Delaware. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger. For a more complete description of the Parker & Parsley and Mesa merger, see Pioneer's Registration Statement on Form S-4 as filed with the Securities & Exchange Commission.

     A Registration Statement, as amended, filed pursuant to the Securities Act of 1933, registering limited partnership interests aggregating $60,000,000 in a series of Delaware limited partnerships formed under the Parker & Parsley Producing Properties Program-II, was declared effective by the Securities and Exchange Commission on February 11, 1988. On August 31, 1988, the offering of limited partnership interests in the Partnership, the first partnership formed under such statement, was closed, with interests aggregating $5,611,000 being sold to 525 subscribers.

     The Partnership's primary business plan and objectives are to purchase producing oil and gas properties and distribute the cash flow from operations to its partners. The Partnership is not involved in any industry segment other than oil and gas. See "Item 6. Selected Financial Data" and "Item 8. Financial Statements and Supplementary Data" of this report for a summary of the Partnership's revenue, income and identifiable assets.

     The principal markets during 1998 for the oil produced by the Partnership were refineries and oil transmission companies that have facilities near the Partnership's oil producing properties. The principal markets for the Partnership's gas were companies that have pipelines located near the Partnership's gas producing properties. Of the Partnership's total oil and gas revenues for 1998, approximately 57% and 28% were attributable to sales made to Genesis Crude Oil, L.P. and Western Gas Resources, Inc., respectively.

     The Partnership's revenues, profitability, cash flow and future rate of growth are highly dependent on the prevailing prices of oil and gas, which are affected by numerous factors beyond the Partnership's control. Oil and gas prices historically have been very volatile. A substantial or extended decline in the prices of oil or gas could have a material adverse effect on the Partnership's revenues, profitability and cash flow and could, under certain circumstances, result in a reduction in the carrying value of the Partnership's oil and gas properties.

     Because of the demand for oil and gas, the Partnership does not believe that the termination of the sales of its products to any one customer would have a material adverse impact on its operations. The loss of a particular customer for gas may have an effect if that particular customer has the only gas pipeline located in the areas of the Partnership's gas producing properties. The Partnership believes, however, that the effect would be temporary, until alternative arrangements could be made.

     Federal and state regulation of oil and gas operations generally includes the fixing of maximum prices for regulated categories of natural gas, the imposition of maximum allowable production rates, the taxation of income and other items, and the protection of the environment. Although the Partnership believes that its business operations do not impair environmental quality and that its costs of complying with any applicable environmental regulations are not currently significant, the Partnership cannot predict what, if any, effect these environmental regulations may have on its current or future operations.

     The Partnership does not have any employees of its own. Pioneer USA employs 818 persons, many of whom dedicated a part of their time to the conduct of the Partnership's business during the period for which this report is filed. Pioneer USA supplies all management functions.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves.

     No material part of the Partnership's business is seasonal and the Partnership conducts no foreign operations.

ITEM 2. PROPERTIES

     The Partnership's properties consist primarily of working interests in properties on which oil and gas wells are located. Such property interests are often subject to landowner royalties, overriding royalties and other oil and gas leasehold interests.

     The Partnership completed one purchase of producing properties. This acquisition involved the purchase of working interests in 21 properties, all of which are operated by the managing general partner. In subsequent years, the Partnership participated in the drilling of three additional wells and one well was plugged and abandoned. At December 31, 1998 the Partnership had 23 producing oil and gas properties.

     For information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996, and changes in such quantities for the years then ended, see Note 7 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" below. Such reserves have been estimated by the engineering staff of Pioneer USA with a review by Williamson Petroleum Consultants, Inc., an independent petroleum consultant.

ITEM 3. LEGAL PROCEEDINGS

     The Partnership from time to time is a party to various legal proceedings incidental to its business involving claims in oil and gas leases or interests, other claims for damages in amounts not in excess of 10% of its current assets and other matters, none of which Pioneer believes to be material to the Partnership.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to a vote of security holders during the fourth quarter of 1998.

                                    PART II

ITEM 5. MARKET FOR PARTNERSHIP'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     At March 8, 1999, the Partnership had 11,222 outstanding limited partnership interests held of record by 516 subscribers. There is no established public trading market for the limited partnership interests. Under the limited partnership agreement, Pioneer USA has made certain commitments to purchase partnership interests at a computed value.

     Revenues which, in the sole judgement of the managing general partner, are not required to meet the Partnership's obligations are distributed to the partners at least quarterly in accordance with the limited partnership agreement. During the years ended December 31, 1998 and 1997, $280,435 and $566,895, respectively, of such revenue-related distributions were made to the limited partners.

ITEM 6. SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the years ended December 31:

                                      1998         1997         1996         1995         1994
                                   ----------   ----------   ----------   ----------   ----------
OPERATING RESULTS:
  Oil and gas sales..............  $  443,496   $  753,775   $  938,418   $  754,343   $  787,939
                                   ==========   ==========   ==========   ==========   ==========
  Impairment of oil and gas
     properties..................  $       --   $    6,231   $       --   $  369,426   $       --
                                   ==========   ==========   ==========   ==========   ==========
  Net income (loss)..............  $  (13,621)  $  255,412   $  424,569   $ (225,390)  $   37,254
                                   ==========   ==========   ==========   ==========   ==========
  Allocation of net income
     (loss):
     Managing general partner....  $     (136)  $    2,554   $    4,246   $   (2,253)  $      373
                                   ==========   ==========   ==========   ==========   ==========
     Limited partners............  $  (13,485)  $  252,858   $  420,323   $ (223,137)  $   36,881
                                   ==========   ==========   ==========   ==========   ==========
  Limited partners' net income
     (loss) per limited
     partnership interest........  $    (1.20)  $    22.53   $    37.46   $   (19.88)  $     3.29
                                   ==========   ==========   ==========   ==========   ==========
  Limited partners' cash
     distributions per limited
     partnership interest........  $    24.99   $    50.52   $    45.09   $    39.64   $    37.38
                                   ==========   ==========   ==========   ==========   ==========
AT YEAR END:
  Total assets...................  $1,884,917   $2,212,937   $2,491,855   $2,578,655   $3,253,374
                                   ==========   ==========   ==========   ==========   ==========

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  1998 compared to 1997

     The Partnership's 1998 oil and gas revenues decreased 41% to $443,496 from $753,775 in 1997. The decrease in revenues resulted from lower average prices received. In 1998, 22,482 barrels of oil, 12,009 barrels of natural gas liquids ("NGLs") and 51,099 mcf of gas were sold, or 43,008 barrel of oil equivalents ("BOEs"). In 1997, 26,656 barrels of oil, 5,264 barrels of NGLs and 80,212 mcf of gas were sold, or 45,289 BOEs. Due to the decline characteristics of the Partnership's oil and gas properties, management expects a certain amount of decline in production in the future until the Partnership's economically recoverable reserves are fully depleted.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. Effective September 30, 1997, as a result of the merger with Mesa, the managing general partner accounts for processed natural gas production in two components: natural gas liquids and dry residue gas. As a result of the change in the managing general partner's policy, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, separate product volumes will not be comparable for periods prior to September 30, 1997. Also, prices for gas products will not be comparable as the price per mcf for natural gas for the year ended December 31, 1998 is the price received for dry residue gas and the price per mcf for natural gas produced prior to October 1997 was presented as a price for wet gas (i.e., natural gas liquids combined with dry residue gas).

     The average price received per barrel of oil decreased $6.14, or 32%, from $19.28 for 1997 to $13.14 in 1998. The average price received per barrel of NGLs decreased $3.74, or 37%, from $10.05 for 1997 to $6.31 in 1998. The average price received per mcf of gas decreased 39%, from $2.33 for 1997 to $1.41 in 1998. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1998.

     Total costs and expenses decreased in 1998 to $471,884 as compared to $518,372 in 1997, a decrease of $46,488, or 9%. This decrease was primarily the result of declines in production costs, general and administrative expenses ("G&A") and impairment of oil and gas properties, offset by an increase in depletion.

     Production costs were $252,339 in 1998 and $346,849 in 1997, resulting in a $94,510, or 27%, decrease. The decrease was due to less well maintenance costs, workover costs, ad valorem taxes and a decline in production taxes due to the decline in oil and gas revenues.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 43% from $23,377 in 1997 to $13,305 in 1998. The Partnership paid the managing general partner $9,891 in 1998 and $20,129 in 1997 for G&A incurred on behalf of the Partnership. G&A is allocated, in part, to the Partnership by the managing general partner. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the managing general partner reviews the Partnership's oil and gas properties for impairment whenever events or circumstances indicate a decline in the recoverability of the carrying value of the Partnership's assets may have occurred. Declining commodity prices prompted impairment reviews in 1998 and 1997. As a result of the review and evaluation of its long-lived assets for impairment, the Partnership recognized a non-cash charge of $6,231 related to its oil and gas properties during 1997.

     Depletion was $206,240 in 1998 compared to $141,915 in 1997. This represented an increase of $64,325, or 45%. This increase was the result of a decline in proved reserves during 1998 due to the lower commodity prices, offset by a reduction in oil production of 4,174 barrels for the period ended December 31, 1998 compared to the same period in 1997.

  1997 compared to 1996

     The Partnership's 1997 oil and gas revenues decreased 20% to $753,775 from $938,418 in 1996. The decrease in revenues resulted from declines in production and lower average prices received. In 1997, 26,656 barrels of oil, 5,264 barrels of NGLs and 80,212 mcf of gas were sold, or 45,289 BOEs. In 1996, 31,721 barrels of oil and 102,163 mcf of gas were sold, or 48,748 BOEs.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. As is described above in "Results of Operations -- 1998 compared to 1997", the Partnership changed its method of accounting for processed natural gas to a dry gas basis in the fourth quarter of 1997. As a result of this change, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, 1997 and 1996 separate product volumes are not comparable.

     The declines in production volumes were primarily attributable to the decline characteristics of the Partnership's oil and gas properties.

     The average price received per barrel of oil decreased $2.45, or 11%, from $21.73 for 1996 to $19.28 in 1997. The average price received per barrel of NGLs during 1997 was $10.05. The average price received per mcf of gas decreased 5%, from $2.44 for 1996 to $2.33 in 1997.

     Total costs and expenses decreased in 1997 to $518,372 as compared to $534,021 in 1996, a decrease of $15,649, or 3%. This decrease was primarily the result of declines in depletion, G&A and production costs, offset by the impairment of oil and gas properties.

     Production costs were $346,849 in 1997 and $348,125 in 1996, resulting in a $1,276 decrease. The decrease was due to less well maintenance costs and a decline in production taxes, offset by increases in ad valorem taxes and workover costs incurred in an effort to stimulate well production.

     During this period, G&A decreased, in aggregate, 19% from $28,916 in 1996 to $23,377 in 1997. The Partnership paid the managing general partner $20,129 in 1997 and $26,304 in 1996 for G&A incurred on behalf of the Partnership.

     The Partnership recognized a non-cash SFAS 121 impairment provision of $6,231 related to its proved oil and gas properties during the fourth quarter of 1997.

     Depletion was $141,915 in 1997 compared to $156,980 in 1996. This represented a decrease of $15,065, or 10%. This decrease was primarily attributable to a decline in oil production of 5,065 barrels for 1997 as compared to 1996, offset by a decrease in oil reserves during 1997 as a result of lower commodity prices.

  Impact of inflation and changing prices on sales and net income

     Inflation impacts the fixed overhead rate charges of the lease operating expenses for the Partnership. During 1998, the annual change in the index of average weekly earnings of crude petroleum and gas production workers issued by the U.S. Department of Labor, Bureau of Labor Statistics increased (effective April 1, 1998) 10.3%. The 1997 annual change in average weekly earnings increased by 2%. The 1996 index increased 4.1%. The impact of inflation for other lease operating expenses is small due to the current economic condition of the oil industry.

     The oil and gas industry experienced volatility during the past decade because of the fluctuation of the supply of most fossil fuels relative to the demand for such products and other uncertainties in the world energy markets causing significant fluctuations in oil and gas prices. During 1998, the price per barrel for oil production similar to the Partnership's ranged from approximately $9.50 to $15.50. During most of 1997 and 1996, the Partnership benefitted from higher oil prices as compared to previous years. However, during the fourth quarter of 1997, oil prices began a downward trend that has continued into March 1999. On March 8, 1999, the market price for West Texas intermediate crude was $11.00 per barrel. A continuation of the current commodity price environment will continue to have an adverse effect on the Partnership's revenues, operating cash flow and distributions and could result in additional decreases in the carrying value of the Partnership's oil and gas properties.

     Prices for natural gas are subject to ordinary seasonal fluctuations, and this volatility of natural gas prices may result in production being curtailed and, in some cases, wells being completely shut-in.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $242,268 during the year ended December 31, 1998 from the year ended December 31, 1997. The decrease resulted from declines in oil and gas sales receipts, offset by decreases in production costs and G&A expenses paid.

  Net Cash Provided by (Used in) Investing Activities

     The Partnership's principal investing activities during 1998 were related to expenditures of oil and gas equipment on active properties.

     Proceeds from asset dispositions of $824 recognized in 1997 was due to equipment credits received on active properties.

  Net Cash Used in Financing Activities

     Cash was sufficient in 1998 for distributions to the partners of $283,225 of which $2,790 was distributed to the managing general partner and $280,435 to the limited partners. In 1997, cash was sufficient for distributions to the partners of $572,165 of which $5,270 was distributed to the managing general partner and $566,895 to the limited partners.

     The current commodity price environment will continue to impact the distributions and could result in limited or no distributions to the partners.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     The assessment phase of the managing general partner's Year 2000 project is at varying stages of completion as it pertains to information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the assessment phase is approximately 86% complete, on a worldwide basis, and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     The managing general partner expects to complete the assessment phase of its Year 2000 project by the end of the first quarter of 1999 but is being delayed by limited responses received on inquiries made of third party businesses. To date, the managing general partner has distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 37% of those inquiries.

     The remedial phase of the managing general partner's Year 2000 project is also at varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the remedial phase is approximately 54% complete, on a worldwide basis, subject to the continuing results of the third party inquiry assessments and the testing phase. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and is currently testing this system for Year 2000 compliance. The remediation of non-information technology is expected to be completed during July 1999. The managing general partner's Year 2000 remedial actions have not significantly delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of the Artesia system upgrades by March 1999 and all other information technology systems and non-information technology remediation by the end of the third quarter of 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. The managing general partner intends to use its working capital to pay for the costs of the Year 2000 projects. As of December 31, 1998, the managing general partner's total costs incurred on the Year 2000 problem were $1.8 million, of which $200 thousand were incurred to replace non-compliant systems. The managing general partner will allocate a portion of the costs of the Year 2000 programming charges to the Partnership in accordance with the general and administration allocation. (See Note 2 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".)

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the assessment phase of the managing general partner's Year 2000 project, contingency plans are being designed to mitigate the exposures to mission-critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Financial Statements of Parker & Parsley Producing
  Properties 88-A, L.P.:
  Independent Auditors' Report -- Ernst & Young LLP.........    9
  Independent Auditors' Report -- KPMG LLP..................   10
  Balance Sheets as of December 31, 1998 and 1997...........   11
  Statements of Operations for the Years Ended December 31,
     1998, 1997 and 1996....................................   12
  Statements of Partners' Capital for the Years Ended
     December 31, 1998, 1997 and 1996.......................   13
  Statements of Cash Flows for the Years Ended December 31,
     1998, 1997 and 1996....................................   14
  Notes to Financial Statements.............................   15

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley Producing Properties 88-A, L.P.
(A Delaware Limited Partnership):

     We have audited the balance sheet of Parker & Parsley Producing Properties 88-A, L.P. as of December 31, 1998, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley Producing Properties 88-A, L.P. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

Dallas, Texas
March 15, 1999

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley Producing Properties 88-A, L.P.
(A Delaware Limited Partnership):

     We have audited the financial statements of Parker & Parsley Producing Properties 88-A, L.P. as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley Producing Properties 88-A, L.P. as of December 31, 1997, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Midland, Texas
March 20, 1998

                PARKER & PARSLEY PRODUCING PROPERTIES 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                  DECEMBER 31

                                     ASSETS

                                                                 1998          1997
                                                              -----------   -----------
Current assets:
  Cash......................................................  $   278,229   $   332,031
  Accounts receivable -- oil and gas sales..................       49,455       118,614
                                                              -----------   -----------
          Total current assets..............................      327,684       450,645
                                                              -----------   -----------
Oil and gas properties -- at cost, based on the
  successful efforts accounting method......................    4,842,700     4,841,519
Accumulated depletion.......................................   (3,285,467)   (3,079,227)
                                                              -----------   -----------
          Net oil and gas properties........................    1,557,233     1,762,292
                                                              -----------   -----------
                                                              $ 1,884,917   $ 2,212,937
                                                              ===========   ===========

                           LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $     6,661   $    37,835
Partners' capital:
  Managing general partner..................................       18,638        21,564
  Limited partners (11,222 interests).......................    1,859,618     2,153,538
                                                              -----------   -----------
                                                                1,878,256     2,175,102
                                                              -----------   -----------
                                                              $ 1,884,917   $ 2,212,937
                                                              ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                PARKER & PARSLEY PRODUCING PROPERTIES 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31

                                                                1998       1997       1996
                                                              --------   --------   --------
Revenues:
  Oil and gas...............................................  $443,496   $753,775   $938,418
  Interest..................................................    14,767     20,009     20,172
                                                              --------   --------   --------
                                                               458,263    773,784    958,590
                                                              --------   --------   --------
Costs and expenses:
  Oil and gas production....................................   252,339    346,849    348,125
  General and administrative................................    13,305     23,377     28,916
  Impairment of oil and gas properties......................        --      6,231         --
  Depletion.................................................   206,240    141,915    156,980
                                                              --------   --------   --------
                                                               471,884    518,372    534,021
                                                              --------   --------   --------
Net income (loss)...........................................  $(13,621)  $255,412   $424,569
                                                              ========   ========   ========
Allocation of net income (loss):
  Managing general partner..................................  $   (136)  $  2,554   $  4,246
                                                              ========   ========   ========
  Limited partners..........................................  $(13,485)  $252,858   $420,323
                                                              ========   ========   ========
Net income (loss) per limited partnership interest..........  $  (1.20)  $  22.53   $  37.46
                                                              ========   ========   ========

   The accompanying notes are an integral part of these financial statements.

                PARKER & PARSLEY PRODUCING PROPERTIES 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                        STATEMENTS OF PARTNERS' CAPITAL

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Partners' capital at January 1, 1996.......................  $25,435    $2,553,220   $2,578,655
  Distributions............................................   (5,401)     (505,968)    (511,369)
  Net income...............................................    4,246       420,323      424,569
                                                             -------    ----------   ----------
Partners' capital at December 31, 1996.....................   24,280     2,467,575    2,491,855
  Distributions............................................   (5,270)     (566,895)    (572,165)
  Net income...............................................    2,554       252,858      255,412
                                                             -------    ----------   ----------
Partners' capital at December 31, 1997.....................   21,564     2,153,538    2,175,102
  Distributions............................................   (2,790)     (280,435)    (283,225)
  Net loss.................................................     (136)      (13,485)     (13,621)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1998.....................  $18,638    $1,859,618   $1,878,256
                                                             =======    ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                PARKER & PARSLEY PRODUCING PROPERTIES 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998        1997        1996
                                                            ---------   ---------   ---------
Cash flows from operating activities:
  Net income (loss).......................................  $ (13,621)  $ 255,412   $ 424,569
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Impairment of oil and gas properties.................         --       6,231          --
     Depletion............................................    206,240     141,915     156,980
  Changes in assets and liabilities:
     Accounts receivable..................................     69,159      51,098     (35,092)
     Accounts payable.....................................    (31,174)     18,216     (40,896)
                                                            ---------   ---------   ---------
          Net cash provided by operating activities.......    230,604     472,872     505,561
                                                            ---------   ---------   ---------
Cash flows from investing activities:
  Additions to oil and gas equipment......................     (1,181)         --      (7,758)
  Proceeds from asset dispositions........................         --         824          --
                                                            ---------   ---------   ---------
          Net cash provided by (used in) investing
            activities....................................     (1,181)        824      (7,758)
                                                            ---------   ---------   ---------
Cash flows from financing activities:
  Cash distributions to partners..........................   (283,225)   (572,165)   (511,369)
                                                            ---------   ---------   ---------
Net decrease in cash......................................    (53,802)    (98,469)    (13,566)
Cash at beginning of year.................................    332,031     430,500     444,066
                                                            ---------   ---------   ---------
Cash at end of year.......................................  $ 278,229   $ 332,031   $ 430,500
                                                            =========   =========   =========

   The accompanying notes are an integral part of these financial statements.

                PARKER & PARSLEY PRODUCING PROPERTIES 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley Producing Properties 88-A, L.P. (the "Partnership") is a limited partnership organized in 1988 under the laws of the State of Delaware. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger.

     The Partnership engages primarily in oil and gas production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Oil and gas properties -- The Partnership utilizes the successful efforts method of accounting for its oil and gas properties and equipment. Under this method, all costs associated with productive wells and nonproductive development wells are capitalized while nonproductive exploration costs are expensed. Capitalized costs relating to proved properties are depleted using the unit-of-production method on a property-by-property basis based on proved oil (dominant mineral) reserves as determined by the engineering staff of Pioneer USA, the Partnership's managing general partner, and reviewed by independent petroleum consultants. The carrying amounts of properties sold or otherwise disposed of and the related allowances for depletion are eliminated from the accounts and any gain or loss is included in operations.

     Impairment of long-lived assets -- In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the Partnership reviews its long-lived assets to be held and used on an individual property basis, including oil and gas properties accounted for under the successful efforts method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows is less than the carrying amount of the assets. In this circumstance, the Partnership recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

     Use of estimates in the preparation of financial statements -- Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Net income (loss) per limited partnership interest -- The net income (loss) per limited partnership interest is calculated by using the number of outstanding limited partnership interests.

     Income taxes -- A Federal income tax provision has not been included in the financial statements as the income of the Partnership is included in the individual Federal income tax returns of the respective partners.

                PARKER & PARSLEY PRODUCING PROPERTIES 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Statements of cash flows -- For purposes of reporting cash flows, cash includes depository accounts held by banks.

     General and administrative expenses -- General and administrative expenses are allocated in part to the Partnership by the managing general partner or its affiliates. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     Reclassifications -- Certain reclassifications may have been made to the 1997 and 1996 financial statements to conform to the 1998 financial statement presentations.

     Environmental -- The Partnership is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Partnership to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of cash payments for the liability or component are fixed or reliably determinable. No such liabilities have been accrued as of December 31, 1998.

     Revenue recognition -- The Partnership uses the entitlements method of accounting for crude oil and natural gas revenues.

     Reporting comprehensive income -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") establishes standards for the reporting and display of comprehensive income (loss) and its components in a full set of general purpose financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Partnership has no items of other comprehensive income (loss), as defined by SFAS No. 130. Consequently, the provisions of SFAS No. 130 do not apply to the Partnership.

NOTE 3. IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS 121, the Partnership reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of the carrying value of the Partnership's oil and gas properties. Based upon a decline in the Partnership's outlook for future commodity prices, the Partnership has estimated the expected future cash flows of its oil and gas properties as of December 31, 1998, 1997 and 1996, and compared such estimated future cash flows to the respective carrying amount of the oil and gas properties to determine if the carrying amounts were likely to be recoverable. For those proved oil and gas properties for which the carrying amount exceeded the estimated future cash flows, an impairment was determined to exist; therefore, the Partnership adjusted the carrying amount of those oil and gas properties to their fair value as determined by discounting their expected future cash flows at a discount rate commensurate with the risks involved in the industry. As a result, the Partnership recognized a non-cash impairment provision of $6,231 related to its proved oil and gas properties during 1997.

                PARKER & PARSLEY PRODUCING PROPERTIES 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. INCOME TAXES

     The financial statement basis of the Partnership's net assets and liabilities was $700,144 less than the tax basis at December 31, 1998.

     The following is a reconciliation of net income (loss) per statements of operations with the net income per Federal income tax returns for the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Net income (loss) per statements of operations.......  $(13,621)  $255,412   $424,569
  Intangible development costs capitalized for
     financial reporting purposes and expensed for
     tax reporting purposes..........................        --         --         24
  Depletion and depreciation provisions for tax
     reporting purposes less than amounts for
     financial reporting purposes....................    26,047     23,899     12,926
  Impairment of oil and gas properties for financial
     reporting purposes..............................        --      6,231         --
  Other..............................................       441        727      1,636
                                                       --------   --------   --------
  Net income per Federal income tax returns..........  $ 12,867   $286,269   $439,155
                                                       ========   ========   ========

NOTE 5. OIL AND GAS PRODUCING ACTIVITIES

     The following is a summary of the costs incurred, whether capitalized or expensed, related to the Partnership's oil and gas producing activities for the years ended December 31:

                                                               1998    1997     1996
                                                              ------   -----   ------
Property acquisition costs..................................  $1,181   $(824)  $7,758
                                                              ======   =====   ======

     Capitalized oil and gas properties consist of the following:

                                                                1998          1997
                                                             -----------   -----------
Proved properties:
  Property acquisition costs...............................  $ 4,096,660   $ 4,095,479
  Completed wells and equipment............................      746,040       746,040
                                                             -----------   -----------
                                                               4,842,700     4,841,519
Accumulated depletion......................................   (3,285,467)   (3,079,227)
                                                             -----------   -----------
  Net capitalized costs....................................  $ 1,557,233   $ 1,762,292
                                                             ===========   ===========

NOTE 6. RELATED PARTY TRANSACTIONS

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                        -------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements..........................................  $99,719   $132,408   $136,168
Reimbursement of general and administrative
  expenses............................................  $ 9,891   $ 20,129   $ 26,304

                PARKER & PARSLEY PRODUCING PROPERTIES 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Pioneer USA, P&P Employees Producing Properties 88-A ("EMPL") and the Partnership are parties to the Program agreement. EMPL is a general partnership organized for the benefit of certain employees of Pioneer USA.

     The costs and revenues of the Program are allocated to Pioneer USA, EMPL and the Partnership as follows:

                                                           PIONEER USA(1)
                                                              AND EMPL      PARTNERSHIP
                                                           --------------   -----------
Revenues:
  Revenues from oil and gas production, proceeds from
     sales of producing properties and all other
     revenues:
     Before payout.......................................     4.040405%     95.959595%
     After payout........................................    19.191920%     80.808080%
Costs and expenses:
  Property acquisition costs, operating costs, general
     and administrative expenses and other costs:
     Before payout.......................................     4.040405%     95.959595%
     After payout........................................    19.191920%     80.808080%

---------------

(1) Excludes Pioneer USA's 1% general partner ownership which is allocated at the Partnership level and 78 limited partner interests owned by Pioneer USA.

NOTE 7. OIL AND GAS INFORMATION (UNAUDITED)

     The following table presents information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities during the years then ended. Due to a change in the accounting policy of the managing general partner in 1997, the Partnership began accounting for processed natural gas production in two components: processed natural gas liquids ("NGLs") and dry residue gas. NGLs are reflected in "Oil and NGLs" in the table below. All of the Partnership's reserves are proved developed and located within the United States. The Partnership's reserves are based on an evaluation prepared by the engineering staff of Pioneer USA and reviewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant, using criteria established by the Securities and Exchange Commission. Reserve value information is available to limited partners pursuant to the Partnership agreement and, therefore, is not presented.

                                                              OIL AND NGLS      GAS
                                                                 (BBLS)        (MCF)
                                                              ------------   ---------
Net proved reserves at January 1, 1996......................     420,036     1,810,317
Revisions...................................................      27,465       114,969
Production..................................................     (31,721)     (102,163)
                                                                --------     ---------
Net proved reserves at December 31, 1996....................     415,780     1,823,123
Revisions...................................................     179,824      (934,036)
Production..................................................     (31,920)      (80,212)
                                                                --------     ---------
Net proved reserves at December 31, 1997....................     563,684       808,875
Revisions...................................................    (105,464)      (18,612)
Production..................................................     (34,491)      (51,099)
                                                                --------     ---------
Net proved reserves at December 31, 1998....................     423,729       739,164
                                                                ========     =========

                PARKER & PARSLEY PRODUCING PROPERTIES 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     As of December 31, 1998, the estimated present value of future net revenues of proved reserves, calculated using December 31, 1998 prices of $10.61 per barrel of oil, $5.42 per barrel of NGLs and $1.35 per mcf of gas, discounted at 10% was approximately $915,000 and undiscounted was $1,524,000.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves. The Partnership emphasizes that reserve estimates are inherently imprecise and, accordingly, the estimates are expected to change as future information becomes available.

NOTE 8. MAJOR CUSTOMERS

     The following table reflects the major customers of the Partnership's oil and gas sales (a major customer is defined as a customer whose sales exceed 10% of total sales) during the years ended December 31:

                                                              1998   1997   1996
                                                              ----   ----   ----
Genesis Crude Oil, L.P......................................  57%    60%    64%
Western Gas Resources, Inc. ................................  28%    28%    14%
GPM Gas Corporation.........................................   3%     1%    10%

     At December 31, 1998, the amounts receivable from Genesis Crude Oil, L.P. and Western Gas Resources, Inc. were $15,740 and $18,561, respectively, which are included in the caption "Accounts receivable -- oil and gas sales" in the accompanying Balance Sheet.

     The Partnership's share of oil and gas production is sold to various purchasers. Pioneer USA is of the opinion that the loss of any one purchaser would not have an adverse effect on the ability of the Partnership to sell its oil and gas production.

NOTE 9. ORGANIZATION AND OPERATIONS

     The Partnership was organized August 31, 1988 as a limited partnership under the Delaware Act for the purpose of acquiring and developing oil and gas properties. The following is a brief summary of the more significant provisions of the limited partnership agreement:

          Managing general partner -- The managing general partner of the Partnership is Pioneer USA. Pioneer USA has the power and authority to manage, control and administer all Partnership affairs. As managing general partner and operator of the Partnership's properties, all production expenses are incurred by Pioneer USA and billed to the Partnership and a portion of revenue is initially received by Pioneer USA prior to being paid to the Partnership. Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues.

          Limited partner liability -- The maximum amount of liability of any limited partner is the total contributions of such partner plus his share of any undistributed profits.

          Initial capital contributions -- The limited partners entered into subscription agreements for aggregate capital contributions of $5,611,000. Pioneer USA is required to contribute amounts equal to 1% of initial Partnership capital less commission and offering expenses allocated to the limited partners and to contribute amounts necessary to pay costs and expenses allocated to it under the Partnership agreement to the extent its share of revenues does not cover such costs.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP

     The Partnership does not have any officers or directors. Under the limited partnership agreement, the Partnership's managing general partner, Pioneer USA, is granted the exclusive right and full authority to manage, control and administer the Partnership's business.

     Set forth below are the names, ages and positions of the directors and executive officers of Pioneer USA. Directors of Pioneer USA are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

                                          AGE AT
                                       DECEMBER 31,
NAME                                       1998                        POSITION
----                                   ------------                    --------
Scott D. Sheffield...................       46        President and Director
Timothy L. Dove......................       43        Executive Vice President and Director
Dennis E. Fagerstone.................       49        Executive Vice President and Director
Mark L. Withrow......................       51        Executive Vice President, General Counsel
                                                      and Director
M. Garrett Smith.....................       37        Executive Vice President, Chief Financial
                                                        Officer and Director
Mel Fischer(a).......................       64        Executive Vice President
Lon C. Kile..........................       43        Executive Vice President
Rich Dealy...........................       32        Vice President and Chief Accounting
                                                      Officer

---------------

(a) Mr. Fischer was a director and officer until his retirement from Pioneer and Pioneer USA on February 19, 1999.

     Scott D. Sheffield. Mr. Sheffield is a distinguished graduate of The University of Texas with a B.S. in Petroleum Engineering. Since August 1997, he has served as President, Chief Executive Officer and a director of Pioneer and President and a director of Pioneer USA. Mr. Sheffield was the President and a director of Parker & Parsley from May 1990 until August 1997 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley from October 1990 until August 1997. He was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. He served as Vice President -- Engineering of PPDC from September 1981 until April 1985 when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove became Executive Vice President -- Business Development of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Prior to joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp, in various capacities in international exploration and production, marketing, refining and marketing and planning and development. Mr. Dove earned a B.S. in Mechanical

Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. He served as Executive Vice President and Chief Operating Officer of Mesa from March 1, 1997 until August 1997. From October 1996 to February 1997, Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa and from May 1991 to October 1996, he served as Vice President -- Exploration and Production of Mesa. From June 1988 to May 1991, Mr. Fagerstone served as Vice President -- Operations of Mesa.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a B. S. in Accounting and Texas Tech University with a Juris Doctorate degree, became Executive Vice President, General Counsel and Secretary of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Withrow was Vice President -- General Counsel of Parker & Parsley from January 1991, when he joined Parker & Parsley, to January 1995, when he was appointed Senior Vice President -- General Counsel. He was Parker & Parsley's Secretary from August 1992 until August 1997. Prior to joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     M. Garrett Smith. Mr. Smith, a graduate of The University of Texas with a B.S. in Electrical Engineering and Southern Methodist University with an M.B.A., was appointed Executive Vice President and Chief Financial Officer of Pioneer in December 1997. He served as Senior Vice President -- Finance of Pioneer from August 1997 until December 1997. Mr. Smith was elected Senior Vice President -- Finance and a director of Pioneer USA in August 1997. He served as Vice President -- Corporate Acquisitions of Mesa from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of Mesa and from 1994 to 1996 he served as Director of Financial Planning of Mesa. Mr. Smith was employed by BTC Partners, Inc. (a former financial advisor to Mesa) from 1989 to 1994.

     Mel Fischer. Mr. Fischer, a graduate of the University of California at Berkeley with a Masters degree in Geology, became Executive Vice
President -- Worldwide Exploration of Pioneer and Pioneer USA in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997 and was Executive Vice President -- Worldwide Exploration for Parker & Parsley from February 1997 to August 1997. Mr. Fischer retired from Pioneer and Pioneer USA effective February 15, 1998. He worked in the petroleum industry for 32 years, starting as a Petroleum Geologist with Texaco in 1962, and retiring as President, Occidental International Exploration and Production Company in March 1994. For the 10 years prior to becoming President of Occidental International, he served as Executive Vice President, World Wide Exploration with Occidental Oil and Gas Corporation. He is a registered geologist in the State of California, a member of the American Association of Petroleum Geologists and an emeritus member of the Board of Advisors for the Earth Sciences Research Institute at the University of Utah.

     Lon C. Kile. Mr. Kile, a graduate of Oklahoma State University with a B.B.A. in Accounting, became Executive Vice President of Pioneer and Pioneer USA in August 1997. Mr. Kile was Senior Vice President -- Investor Relations from October 1996 to August 1997. Previously, he served as Vice President and Manager of the Mid-Continent Division, Vice President -- Equity Finance & Analysis and Vice President -- Marketing & Program Administration. Prior to joining Parker & Parsley in 1985, he was employed as Supervisor -- Senior, Audit, in charge of Parker & Parsley's audit, with Arthur Young.

     Rich Dealy. Mr. Dealy is a graduate of Eastern New Mexico University with a B.B.A. in Accounting and Finance and is a Certified Public Accountant. He became Vice President and Chief Accounting Officer of Pioneer and Pioneer USA in February 1998. Mr. Dealy served as Controller of Pioneer USA from August 1997 to February 1998. He served as Controller of Parker & Parsley from August 1995 to August 1997. Mr. Dealy joined Parker & Parsley as an Accounting Manager in July, 1992. He was previously employed with KPMG Peat Marwick as an Audit Senior, in charge of Parker & Parsley's audit.

ITEM 11. EXECUTIVE COMPENSATION

     The Partnership does not have any directors or officers. Management of the Partnership is vested in Pioneer USA, the managing general partner. The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Under the limited partnership agreement, Pioneer USA pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating, general and administrative expenses. In return, Pioneer USA is allocated 1% of the Partnership's revenues. See Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" for information regarding fees and reimbursements paid to the managing general partner or its affiliates by the Partnership.

     The Partnership does not directly pay any salaries of the executive officers of Pioneer USA, but does pay a portion of Pioneer USA's general and administrative expenses of which these salaries are a part. See Note 6 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  (a) Beneficial owners of more than five percent

     The Partnership is not aware of any person who beneficially owns 5% or more of the outstanding limited partnership interests of the Partnership. Pioneer USA owned 78 limited partner interests at January 1, 1999.

  (b) Security ownership of management

     The Partnership does not have any officers or directors. The managing general partner of the Partnership, Pioneer USA, has the exclusive right and full authority to manage, control and administer the Partnership's business. Under the limited partnership agreement, limited partners holding a majority of the outstanding limited partnership interests have the right to take certain actions, including the removal of the managing general partner or any other general partner. The Partnership is not aware of any current arrangement or activity which may lead to such removal. The Partnership is not aware of any officer or director of Pioneer USA who beneficially owns limited partnership interests in the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Transactions with the managing general partner or its affiliates

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                        -------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements..........................................  $99,719   $132,408   $136,168
Reimbursement of general and administrative
  expenses............................................  $ 9,891   $ 20,129   $ 26,304

     Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues. Also, see Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" regarding the Partnership's participation with the managing general partner in oil and gas activities of the Program.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

  (a) 1. Financial statements

     The following are filed as part of this annual report:

          Independent Auditors' Report -- Ernst & Young LLP

          Independent Auditors' Report -- KPMG LLP

          Balance sheets as of December 31, 1998 and 1997

          Statements of operations for the years ended December 31, 1998, 1997 and 1996

          Statements of partners' capital for the years ended December 31, 1998, 1997 and 1996

          Statements of cash flows for the years ended December 31, 1998, 1997 and 1996

          Notes to financial statements

  2. Financial statement schedules

     All financial statement schedules have been omitted since the required information is in the financial statements or notes thereto, or is not applicable nor required.

  (b) Reports on Form 8-K

     None.

  (c) Exhibits

     The exhibits listed on the accompanying index to exhibits are filed or incorporated by reference as part of this annual report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PARKER & PARSLEY PRODUCING
                                            PROPERTIES 88-A, L.P.

                                            By:  Pioneer Natural Resources USA,
                                                 Inc.
                                                 Managing General Partner

                                            By:   /s/ SCOTT D. SHEFFIELD
                                              ----------------------------------
                                                     Scott D. Sheffield,
                                                          President

Dated: March 29, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


       /s/ SCOTT D. SHEFFIELD          President and Director of              March 29, 1999
-------------------------------------    Pioneer USA
         Scott D. Sheffield

         /s/ TIMOTHY L. DOVE           Executive Vice President and           March 29, 1999
-------------------------------------    Director of Pioneer USA
           Timothy L. Dove

      /s/ DENNIS E. FAGERSTONE         Executive Vice President and           March 29, 1999
-------------------------------------    Director of Pioneer USA
        Dennis E. Fagerstone

         /s/ MARK L. WITHROW           Executive Vice President, General      March 29, 1999
-------------------------------------    Counsel and Director of Pioneer USA
           Mark L. Withrow

        /s/ M. GARRETT SMITH           Executive Vice President, Chief        March 29, 1999
-------------------------------------    Financial Officer and Director
          M. Garrett Smith               of Pioneer USA

           /s/ LON C. KILE             Executive Vice President of            March 29, 1999
-------------------------------------    Pioneer USA
             Lon C. Kile

           /s/ RICH DEALY              Vice President and Chief Accounting    March 29, 1999
-------------------------------------    Officer of Pioneer USA
             Rich Dealy

                PARKER & PARSLEY PRODUCING PROPERTIES 88-A, L.P.

                               INDEX TO EXHIBITS

     The following documents are incorporated by reference in response to Item 14(c):

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------

          3(a)           -- Agreement of Limited Partnership of Parker & Parsley
                            Producing Properties 88-A, L.P. incorporated by reference
                            to Exhibit A of Amendment No. 1 of the Partnership's
                            Registration Statement on Form S-1 (Registration No.
                            33-19133) (hereinafter referred to as the Partnership's
                            Registration Statement)
          4(b)           -- Subscription Agreement and Power of Attorney incorporated by reference to Exhibit C of the Partnership's
                            Registration Statement
          4(d)           -- Form of Certificate of Limited Partnership Interest
                            incorporated by reference to Exhibit 4d of the
                            Partnership's Registration Statement
         10(b)           -- Program Agreement incorporated by reference to Exhibit B of the Partnership's Registration Statement
         27.1*           -- Financial Data Schedule

---------------

*  Filed herewith

                PARKER & PARSLEY PRODUCING PROPERTIES 88-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)
                        DECEMBER 31, 1998, 1997 AND 1996

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

     The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing discounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rates to the difference.

     Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider probable reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                              ---------------------------------
                                                                1998        1997        1996
                                                              ---------   ---------   ---------
                                                                       (IN THOUSANDS)
Oil and gas producing activities:
  Future cash inflows.......................................   $ 4,629     $10,527     $19,910
  Future production costs...................................    (3,105)     (5,659)     (9,514)
  Future development costs..................................        --          --         160
                                                               -------     -------     -------
                                                                 1,524       4,868      10,556
  10% annual discount factor................................      (609)     (2,424)     (5,701)
                                                               -------     -------     -------
  Standardized measure of discounted future net cash
     flows..................................................   $   915     $ 2,444     $ 4,855
                                                               =======     =======     =======

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               1998      1997      1996
                                                              -------   -------   ------
                                                                    (IN THOUSANDS)
Oil and Gas Producing Activities:
  Oil and gas sales, net of production costs................  $  (191)  $  (407)  $ (590)
  Net changes in prices and production costs................   (1,425)   (2,023)   2,090
  Extensions and discoveries................................       --        --       --
  Sales of minerals-in-place................................       --        --       --
  Purchases of minerals-in-place............................       --        --       --
  Revisions of estimated future development costs...........       --       (80)     (69)
  Revisions of previous quantity estimates and reserves
     added by development drilling..........................     (152)     (326)   1,089
  Accretion of discount.....................................      244       485      262
  Changes in production rates, timing and other.............       (5)      (60)    (550)
                                                              -------   -------   ------
  Change in present value of future net revenues............   (1,529)   (2,411)   2,232
                                                              -------   -------   ------
  Balance, beginning of year................................    2,444     4,855    2,623
                                                              -------   -------   ------
  Balance, end of year......................................  $   915   $ 2,444   $4,855
                                                              =======   =======   ======

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                            SUPPLEMENTAL INFORMATION

                                       OF

          PARKER & PARSLEY 88-B, L.P., A DELAWARE LIMITED PARTNERSHIP

                                       TO

            PROXY STATEMENT DATED                             , 1999

                             ----------------------

       THE DATE OF THIS SUPPLEMENT IS                             , 1999
                             ----------------------

     This document contains important information specific to Parker & Parsley
88-B, L.P. and supplements the proxy statement dated             , 1999, of
Pioneer Natural Resources USA, Inc., by which Pioneer USA is soliciting proxies to be voted at a special meeting of limited partners of the partnerships described in the proxy statement. The purpose of the special meeting is for you to vote upon the merger of Parker & Parsley 88-B, L.P. with and into Pioneer USA that, if completed, will result in your receiving cash for your partnership interests.

     This supplement contains the following information concerning Parker & Parsley 88-B, L.P.:

     - A table containing:

        -- the aggregate initial investment by the limited partners

        -- the aggregate historical limited partner distributions through June
           30, 1999

        -- the merger value per $1,000 limited partner investment as of June 30,
           1999

        -- the merger value per $1,000 limited partner investment as a multiple of distributions for the 12 months ended June 30, 1999

        -- the book value per $1,000 limited partner investment as of June 30, 1999 and as of December 31, 1998 and

        -- the ordinary tax loss per $1,000 limited partner investment in year of initial investment

     - Quarterly Report on Form 10-Q for the six months ended June 30, 1999

     - Annual Report on Form 10-K for the year ended December 31, 1998

     - Disclosures about the partnership's oil and gas producing activities

                          PARKER & PARSLEY 88-B, L.P.

                         SUPPLEMENTAL INFORMATION TABLE

Aggregate Initial Investment by the Limited Partners(a).....  $ 8,954
Aggregate Historical Limited Partner Distributions through
  June 30, 1999(a)..........................................  $ 8,709
Merger Value per $1,000 Limited Partner Investment as of
  June 30, 1999(b)..........................................  $155.54
Merger Value per $1,000 Limited Partner Investment as a
  Multiple of Distributions for the 12 Months ended June 30,
  1999(b)...................................................     9.46times
Book Value per $1,000 Limited Partner Investment:
  -- as of June 30, 1999(b).................................  $142.66
  -- as of December 31, 1998(b).............................  $145.60
Ordinary Tax Loss per $1,000 Limited Partner Investment in
  Year of Initial Investment(b), (c)........................  $   445

---------------

(a)  Stated in thousands.

(b) Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

(c) Your ability to use your distributive share of the partnership's loss to offset your other income may have been subject to certain limitations at your level as a partner, and you may therefore wish to consult your tax advisor to determine the additional value, if any, actually realized by you in your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                        COMMISSION FILE NO. 33-19659-02

                          PARKER & PARSLEY 88-B, L.P.
             (Exact name of Registrant as specified in its charter)

                   DELAWARE                                      75-2240121
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          PARKER & PARSLEY 88-B, L.P.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
                   PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS
     Balance Sheets as of June 30, 1999 and December 31,
      1998..................................................     3
     Statements of Operations for the three and six months
      ended June 30, 1999 and 1998..........................     4
     Statement of Partners' Capital for the six months ended
      June 30, 1999.........................................     5
     Statements of Cash Flows for the six months ended June
      30, 1999 and 1998.....................................     6
     Notes to Financial Statements..........................     7

ITEM 2.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
       CONDITION AND RESULTS OF OPERATIONS..................     8

                    PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K....................    11
     27.1 Financial Data Schedule
     Signatures.............................................    12

                         PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                          PARKER & PARSLEY 88-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                     ASSETS

                                                               JUNE 30,       DECEMBER 31,
                                                                 1999             1998
                                                              -----------     ------------
                                                              (UNAUDITED)

Current assets:
  Cash......................................................  $   132,191     $   110,641
  Accounts receivable -- oil and gas sales..................      105,172          71,128
                                                              -----------     -----------
          Total current assets..............................      237,363         181,769
                                                              -----------     -----------
  Oil and gas properties -- at cost, based on the successful
     efforts accounting method..............................    7,123,321       7,131,466
  Accumulated depletion.....................................   (6,045,396)     (5,978,933)
                                                              -----------     -----------
          Net oil and gas properties........................    1,077,925       1,152,533
                                                              -----------     -----------
                                                              $ 1,315,288     $ 1,334,302
                                                              ===========     ===========

                            LIABILITIES AND PARTNERS' CAPITAL

Current Liabilities:
  Accounts payable -- affiliate.............................  $    25,004     $    17,477
Partners' capital:
  Managing general partner..................................       12,871          13,137
  Limited partners (8,954 interests)........................    1,277,413       1,303,688
                                                              -----------     -----------
                                                                1,290,284       1,316,825
                                                              -----------     -----------
                                                              $ 1,315,288     $ 1,334,302
                                                              ===========     ===========

  The financial information included as of June 30, 1999 has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 88-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                     THREE MONTHS ENDED     SIX MONTHS ENDED
                                                          JUNE 30,              JUNE 30,
                                                     -------------------   -------------------
                                                       1999       1998       1999       1998
                                                     --------   --------   --------   --------
Revenues:
  Oil and gas......................................  $163,695   $157,385   $271,361   $315,946
  Interest.........................................     1,334      1,878      2,531      3,916
  Gain on disposition of assets....................        --         --         --        156
                                                     --------   --------   --------   --------
                                                      165,029    159,263    273,892    320,018
                                                     --------   --------   --------   --------
Costs and expenses:
  Oil and gas production...........................    86,811     95,719    168,666    208,136
  General and administrative.......................     4,911      4,574      8,141      9,332
  Depletion........................................    22,195     45,898     66,463     87,898
                                                     --------   --------   --------   --------
                                                      113,917    146,191    243,270    305,366
                                                     --------   --------   --------   --------
  Net income.......................................  $ 51,112   $ 13,072   $ 30,622   $ 14,652
                                                     ========   ========   ========   ========
Allocation of net income:
  Managing general partner.........................  $    511   $    130   $    306   $    146
                                                     ========   ========   ========   ========
  Limited partners.................................  $ 50,601   $ 12,942   $ 30,316   $ 14,506
                                                     ========   ========   ========   ========
  Net income per limited partnership interest......  $   5.66   $   1.45   $   3.39   $   1.62
                                                     ========   ========   ========   ========
  Distributions per limited partnership interest...  $   2.88   $   6.31   $   6.32   $  14.08
                                                     ========   ========   ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 88-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         STATEMENT OF PARTNERS' CAPITAL
                                  (UNAUDITED)

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Balance at January 1, 1999.................................  $13,137    $1,303,688   $1,316,825
  Distributions............................................     (572)      (56,591)     (57,163)
  Net income...............................................      306        30,316       30,622
                                                             -------    ----------   ----------
Balance at June 30, 1999...................................  $12,871    $1,277,413   $1,290,284
                                                             =======    ==========   ==========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 88-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                    JUNE 30,
                                                              --------------------
                                                                1999       1998
                                                              --------   ---------
Cash flows from operating activities:
  Net income................................................  $ 30,622   $  14,652
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depletion..............................................    66,463      87,898
     Gain on disposition of assets..........................        --        (156)
  Changes in assets and liabilities:
     Accounts receivable....................................   (34,044)     22,697
     Accounts payable.......................................     7,527       1,979
                                                              --------   ---------
          Net cash provided by operating activities.........    70,568     127,070
                                                              --------   ---------
Cash flows from investing activities:
  Additions to oil and gas properties.......................    (3,237)     (7,951)
  Proceeds from asset dispositions..........................    11,382         156
                                                              --------   ---------
          Net cash provided by (used in) investing
            activities......................................     8,145      (7,795)
                                                              --------   ---------
Cash flows used in financing activities:
  Cash distributions to partners............................   (57,163)   (127,316)
                                                              --------   ---------
Net increase (decrease) in cash.............................    21,550      (8,041)
Cash at beginning of period.................................   110,641     149,266
                                                              --------   ---------
Cash at end of period.......................................  $132,191   $ 141,225
                                                              ========   =========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 88-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)
NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 88-B, L.P. (the "Partnership") is a limited partnership organized in 1988 under the laws of the State of Delaware.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. BASIS OF PRESENTATION

     In the opinion of management, the unaudited financial statements of the Partnership as of June 30, 1999 and for the three and six months ended June 30, 1999 and 1998 include all adjustments and accruals consisting only of normal recurring accrual adjustments which are necessary for a fair presentation of the results for the interim period. These interim results are not necessarily indicative of results for a full year.

     Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in this Form 10-Q pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements should be read in conjunction with the financial statements and the notes thereto contained in the Partnership's Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, a copy of which is available upon request by writing to Rich Dealy, Vice President and Chief Accounting Officer, 5205 North O'Connor Boulevard, 1400 Williams Square West, Irving, Texas 75039-3746.

ITEM 2.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS(1)

RESULTS OF OPERATIONS

 Six months ended June 30, 1999 compared with six months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues decreased 14% to $271,361 from $315,946 for the six months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from lower average prices received and a decrease in production. For the six months ended June 30, 1999, 13,613 barrels of oil, 6,704 barrels of natural gas liquids ("NGLs") and 27,934 mcf of gas were sold, or 24,973 barrel of oil equivalents ("BOEs"). For the six months ended June 30, 1998, 15,952 barrels of oil, 5,861 barrels of NGLs and 26,363 mcf of gas were sold, or 26,207 BOEs.

     The average price received per barrel of oil decreased $1.17, or 8%, from $14.32 for the six months ended June 30, 1998 to $13.15 for the same period in 1999. The average price received per barrel of NGLs decreased 3%, from $7.77 during the six months ended June 30, 1998 to $7.55 for the same period in 1999. The average price received per mcf of gas decreased 6% from $1.59 during the six months ended June 30, 1998 to $1.49 in 1999. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received during the six months ended June 30, 1999.

     The volatility of commodity prices has had, and continues to have, a significant impact on the Partnership's revenues and operating cash flow and could result in additional decreases to the carrying value of the Partnership's oil and gas properties.

     A gain on disposition of assets of $156 was received during the six months ended June 30, 1998 from the sale of equipment on one saltwater disposal well plugged and abandoned in a prior year.

     Costs and Expenses:

     Total costs and expenses decreased to $243,270 for the six months ended June 30, 1999 as compared to $305,366 for the same period in 1998, a decrease of $62,096, or 20%. This decrease was due to declines in production costs, depletion and general and administrative expenses ("G&A").

     Production costs were $168,666 for the six months ended June 30, 1999 and $208,136 for the same period in 1998 resulting in a $39,470 decrease, or 19%. This decrease was due to declines in well maintenance costs, workover expenses, production taxes and ad valorem taxes.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 13% from $9,332 for the six months ended June 30, 1998 to $8,141 for the same period in 1999.

     Depletion was $66,463 for the six months ended June 30, 1999 compared to $87,898 for the same period in 1998, a decrease of $21,435, or 24%. This decrease was primarily due to a reduction in oil production of 2,339 barrels for the six months ended June 30, 1999 compared to the same period in 1998, an increase in proved reserves during the period ended June 30, 1999 due to the higher commodity prices and a reduction in the Partnership's net depletable basis from charges taken in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121") during the fourth quarter of 1998.

 Three months ended June 30, 1999 compared with three months ended June 30, 1998

      Revenues:

     The Partnership's oil and gas revenues increased 4% to $163,695 from $157,385 for the three months ended June 30, 1999 and 1998, respectively. The increase in revenues resulted from higher average prices received and a slight increase in production. For the three months ended June 30, 1999, 6,781 barrels of oil, 4,124 barrels of NGLs and 16,108 mcf of gas were sold, or 13,590 BOEs. For the three months ended June 30, 1998, 7,920 barrels of oil, 3,248 barrels of NGLs and 13,033 mcf of gas were sold, or 13,340 BOEs.

     The average price received per barrel of oil increased 7% from $13.96 for the three months ended June 30, 1998 to $14.90 for the same period in 1999. The average price received per barrel of NGLs increased 10% from $8.01 during the three months ended June 30,1998 to $8.82 for the same period in 1999. The average price received per mcf increased 3% from $1.59 during the three months ended June 30, 1998 to $1.63 for the same period in 1999.

     Costs and Expenses:

     Total costs and expenses decreased to $113,917 for the three months ended June 30, 1999 as compared to $146,191 for the same period in 1998, a decrease of $32,274, or 22%. This decrease was due to declines in depletion and production costs, offset by an increase in G&A.

     Production costs were $86,811 for the three months ended June 30, 1999 and $95,719 for the same period in 1998 resulting in an $8,908 decrease, or 9%. The decrease was due to declines in well maintenance costs, ad valorem taxes and production taxes.

     During this period, G&A increased, in aggregate, 7% from $4,574 for the three months ended June 30, 1998 to $4,911 for the same period in 1999.

     Depletion was $22,195 for the three months ended June 30, 1999 compared to $45,898 for the same period in 1998, a decrease of $23,703, or 52%. This decrease was primarily attributable to an increase in proved reserves during the period ended June 30, 1999 due to higher commodity prices, a reduction in oil production of 1,139 barrels for the three months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1998.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $56,502 during the six months ended June 30, 1999 from the same period ended June 30, 1998. This decrease was primarily due to a decline in oil and gas sales receipts, offset by declines in production costs and G&A expenses paid.

  Net Cash Provided by (Used in) Investing Activities

     The Partnership's principal investing activities during the six months ended June 30, 1999 and 1998 were for equipment replacement on various oil and gas properties.

     Proceeds of $11,382 recognized during the six months ended June 30, 1999 were from equipment credits on active properties. During the six months ended June 30, 1998 proceeds of $156 were derived from salvage on one saltwater disposal well that was plugged and abandoned in a prior year.

  Net Cash Used in Financing Activities

     Cash was sufficient for the six months ended June 30, 1999 to cover distributions to the partners of $57,163 of which $572 was distributed to the managing general partner and $56,591 to the limited partners. For the same period ended June 30, 1998, cash was sufficient for distributions to the partners of $127,316 of which $1,273 was distributed to the managing general partner and $126,043 to the limited partners.

     From the third quarter of 1997 through the first quarter of 1999, there was a declining trend in oil and gas levels. During the first quarter of 1999, the Organization of Petroleum Exporting Countries and certain other crude oil exporting nations announced reductions in their planned export volumes. These announcements, together with early indications that the nations have initiated their planned reductions, have had some stabilizing effect on commodity prices during the latter part of the first quarter of 1999 and into August 1999. However, no assurances can be given that the stabilizing effect of these actions, or the planned reductions in export volumes, will be sustained for an extended period of time.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright, or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     As of June 30, 1999, the managing general partner estimates that the assessment phase is approximately 99% complete and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     Through June 30, 1999, the managing general partner had distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 52% of the inquiries.

     The remedial phase of the managing general partner's Year 2000 project is in varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of June 30, 1999, the managing general partner estimates that the remedial phase is approximately 83% complete, on a worldwide basis, subject to continuing evaluations of the responses to third party inquiries and to the testing phase results. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and has completed the testing of the system for Year 2000 compliance. The remediation of non-information technology is expected to be completed by October 1999. The managing general partner's Year 2000 remedial actions have not delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of information technology systems by October 1999. The testing of the non-information technology remediation is scheduled to be completed by the end of November 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. As of June 30, 1999, the managing general partner's total costs incurred on the Year 2000 problem were $2.3 million, of which approximately $200 thousand were incurred to replace non-compliant systems.

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the business continuity and contingency planning phase of the managing general partner's Year 2000 project, contingency plans were designed to mitigate the exposures to mission critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.
---------------

(1) "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements.

                           PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

  (a) Exhibits

     27.1 Financial Data Schedule

  (b) Reports on Form 8-K -- none

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARKER & PARSLEY 88-B, L.P.

                                            By: Pioneer Natural Resources USA,
                                                Inc.,
                                                  Managing General Partner

                                            By:       /s/ RICH DEALY
                                              ----------------------------------
                                                Rich Dealy, Vice President and
                                                   Chief Accounting Officer

Dated: August 9, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-K

                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                        COMMISSION FILE NO. 33-19659-02

                          PARKER & PARSLEY 88-B, L.P.
             (Exact name of Registrant as specified in its charter)

                   DELAWARE                                      75-2240121
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

        Securities registered pursuant to Section 12(b) of the Act: NONE

          Securities registered pursuant to Section 12(g) of the Act:
                LIMITED PARTNERSHIP INTERESTS ($1,000 PER UNIT)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

     No market currently exists for the limited partnership interests of the Registrant. Based on original purchase price the aggregate market value of limited partnership interests owned by non-affiliates of the Registrant is $8,860,000.

     As of March 8, 1999, the number of outstanding limited partnership interests was 8,954.

     The following documents are incorporated by reference into the indicated parts of this Annual Report on Form 10-K: NONE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Parts I and II of this Report contain forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements. See "Item 1. Business" for a description of various factors that could materially affect the ability of the Partnership to achieve the anticipated results described in the forward looking statements.

                                     PART I

ITEM 1. BUSINESS

     Parker & Parsley 88-B, L.P. (the "Partnership") is a limited partnership organized in 1988 under the laws of the State of Delaware. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger. For a more complete description of the Parker & Parsley and Mesa merger, see Pioneer's Registration Statement on Form S-4 as filed with the Securities & Exchange Commission.

     A Registration Statement, as amended, filed pursuant to the Securities Act of 1933, registering limited partnership interests aggregating $70,000,000 in a series of Delaware limited partnerships formed under the Parker & Parsley 88 Development Drilling Programs, was declared effective by the Securities and Exchange Commission on March 4, 1988. On November 18, 1988, the offering of limited partnership interests in the Partnership, the second partnership formed under such statement was closed, with interests aggregating $8,954,000 being sold to 715 subscribers.

     The Partnership engages primarily in oil and gas development and production and is not involved in any industry segment other than oil and gas. See "Item 6. Selected Financial Data" and "Item 8. Financial Statements and Supplementary Data" of this report for a summary of the Partnership's revenue, income and identifiable assets.

     The principal markets during 1998 for the oil produced by the Partnership were refineries and oil transmission companies that have facilities near the Partnership's oil producing properties. The principal markets for the Partnership's gas were companies that have pipelines located near the Partnership's gas producing properties. Of the Partnership's total oil and gas revenues for 1998, approximately 49% and 17% were attributable to sales made to Genesis Crude Oil, L.P. and Western Gas Resources, Inc.

     The Partnership's revenues, profitability, cash flow and future rate of growth are highly dependent on the prevailing prices of oil and gas, which are affected by numerous factors beyond the Partnership's control. Oil and gas prices historically have been very volatile. A substantial or extended decline in the prices of oil or gas could have a material adverse effect on the Partnership's revenues, profitability and cash flow and could, under certain circumstances, result in a reduction in the carrying value of the Partnership's oil and gas properties.

     Because of the demand for oil and gas, the Partnership does not believe that the termination of the sales of its products to any one customer would have a material adverse impact on its operations. The loss of a particular customer for gas may have an effect if that particular customer has the only gas pipeline located in the areas of the Partnership's gas producing properties. The Partnership believes, however, that the effect would be temporary, until alternative arrangements could be made.

     Federal and state regulation of oil and gas operations generally includes the fixing of maximum prices for regulated categories of natural gas, the imposition of maximum allowable production rates, the taxation of income and other items and the protection of the environment. Although the Partnership believes that its business operations do not impair environmental quality and that its costs of complying with any applicable environmental regulations are not currently significant, the Partnership cannot predict what, if any, effect these environmental regulations may have on its current or future operations.

     The Partnership does not have any employees of its own. Pioneer USA employs 818 persons, many of whom dedicated a part of their time to the conduct of the Partnership's business during the period for which this report is filed. Pioneer USA is responsible for all management functions.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves.

     No material part of the Partnership's business is seasonal and the Partnership conducts no foreign operations.

ITEM 2. PROPERTIES

     The Partnership's properties consist primarily of leasehold interests in properties on which oil and gas wells are located. Such property interests are often subject to landowner royalties, overriding royalties and other oil and gas leasehold interests.

     Fractional working interests in developmental oil and gas prospects located in the Spraberry Trend area of West Texas were acquired by the Partnership, resulting in the Partnership's participation in the drilling of 43 oil and gas wells. One well has been plugged and abandoned. At December 31, 1998, 42 wells were producing.

     For information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities for the years then ended see Note 7 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" below. Such reserves have been estimated by the engineering staff of Pioneer USA with a review by Williamson Petroleum Consultants, Inc., an independent petroleum consultant.

ITEM 3. LEGAL PROCEEDINGS

     The Partnership from time to time is a party to various legal proceedings incidental to its business involving claims in oil and gas leases or interests, other claims for damages in amounts not in excess of 10% of its current assets and other matters, none of which Pioneer believes to be material to the Partnership.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to a vote of security holders during the fourth quarter of 1998.

                                    PART II

ITEM 5. MARKET FOR PARTNERSHIP'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     At March 9, 1999, the Partnership had 8,954 outstanding limited partnership interests held of record by 690 subscribers. There is no established public trading market for the limited partnership interests. Under the limited partnership agreement, Pioneer USA has made certain commitments to purchase partnership interests at a computed value.

     Revenues which, in the sole judgement of the managing general partner, are not required to meet the Partnership's obligations are distributed to the partners at least quarterly in accordance with the limited partnership agreement. During the years ended December 31, 1998 and 1997, $215,057 and $453,703, respectively, of such revenue-related distributions were made to the limited partners.

ITEM 6. SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the years ended December 31:

                                      1998         1997         1996         1995         1994
                                   ----------   ----------   ----------   ----------   ----------
OPERATING RESULTS:
  Oil and gas sales..............  $  578,573   $  810,500   $1,052,408   $  889,592   $  946,401
                                   ==========   ==========   ==========   ==========   ==========
  Impairment of oil and gas
     properties..................  $  383,951   $  547,793   $       --   $  479,522   $       --
                                   ==========   ==========   ==========   ==========   ==========
  Net income (loss)..............  $ (488,631)  $ (344,997)  $  397,674   $ (391,752)  $    5,033
                                   ==========   ==========   ==========   ==========   ==========
  Allocation of net income
     (loss):
     Managing general partner....  $   (4,887)  $   (3,450)  $    3,977   $   (3,918)  $       50
                                   ==========   ==========   ==========   ==========   ==========
     Limited partners............  $ (483,744)  $ (341,547)  $  393,697   $ (387,834)  $    4,983
                                   ==========   ==========   ==========   ==========   ==========
  Limited partners' net income
     (loss) per limited
     partnership interest........  $   (54.03)  $   (38.14)  $    43.97   $   (43.31)  $      .56
                                   ==========   ==========   ==========   ==========   ==========
  Limited partners' cash
     distributions per limited
     partnership interest........  $    24.02   $    50.67   $    54.14   $    49.35   $    52.50
                                   ==========   ==========   ==========   ==========   ==========
AT YEAR END:
  Total assets...................  $1,334,302   $2,051,284   $2,848,468   $2,970,489   $3,781,914
                                   ==========   ==========   ==========   ==========   ==========

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  1998 compared to 1997

     The Partnership's 1998 oil and gas revenues decreased 29% to $578,573 from $810,500 in 1997. The decrease in revenues resulted from lower average prices received. In 1998, 31,155 barrels of oil, 12,210 barrels of natural gas liquids ("NGLs") and 52,254 mcf of gas were sold, or 52,074 barrel of oil equivalents ("BOEs"). In 1997, 31,020 barrels of oil, 4,628 NGLs and 70,802 mcf of gas were sold, or 47,448 BOEs. Due to the decline characteristics of the Partnership's oil and gas properties, management expects a certain amount of decline in production in the future until the Partnership's economically recoverable reserves are fully depleted.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. Effective September 30, 1997, as a result of the merger with Mesa, the managing general partner accounts for processed natural gas production in two components: natural gas liquids and dry residue gas. As a result of the change in the managing general partner's policy, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, separate product volumes will not be comparable for periods prior to September 30, 1997. Also, prices for gas products will not be comparable as the price per mcf for natural gas for the year ended December 31, 1998 is the price received for dry residue gas and the price per mcf for natural gas produced prior to October 1997 was presented as a price for wet gas (i.e., natural gas liquids combined with dry residue gas).

     The average price received per barrel of oil decreased $6.09, or 32%, from $19.33 in 1997 to $13.24 in 1998. The average price received per barrel of NGLs decreased $3.90, or 36%, from $10.81 in 1997 to $6.91 in 1998. The average price received per mcf of gas decreased 31% from $2.27 in 1997 to $1.56 in 1998. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1998.

     Total costs and expenses decreased in 1998 to $1,075,163 as compared to $1,164,844 in 1997, a decrease of $89,681, or 8%. The decrease was primarily due to declines in the impairment of oil and gas properties, production costs and general and administrative expenses ("G&A"), offset by an increase in depletion.

     Production costs were $390,835 in 1998 and $403,509 in 1997, resulting in a $12,674 decrease, or 3%. The decrease was primarily due to a decline in production taxes due to decreased oil and gas revenues, offset by an increase in workover costs incurred in an effort to stimulate well production.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 33% from $25,944 in 1997 to $17,315 in 1998. The Partnership paid the managing general partner $13,810 in 1998 and $20,876 in 1997 for G&A incurred on behalf of the Partnership. G&A is allocated, in part, to the Partnership by the managing general partner. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity to the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the managing general partner reviews the Partnership's oil and gas properties for impairment whenever events or circumstances indicate a decline in the recoverability of the carrying value of the Partnership's assets may have occurred. Declining commodity prices prompted impairment reviews in 1998 and 1997. As a result of the review and evaluation of its long-lived assets for impairment, the Partnership recognized non-cash charges of $383,951 and $547,793 related to its oil and gas properties during 1998 and 1997, respectively.

     Depletion was $283,062 in 1998 compared to $187,598 in 1997. This represented an increase of $95,464, or 51%. This increase was the result of a decline in proved reserves during 1998 due to the lower commodity prices, offset by a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1997.

  1997 compared to 1996

     The Partnership's 1997 oil and gas revenues decreased 23% to $810,500 from $1,052,408 in 1996. The decrease in revenues resulted from declines in production and lower average prices received. In 1997, 31,020 barrels of oil, 4,628 barrels of NGLs and 70,802 mcf of gas were sold, or 47,448 BOEs. In 1996, 37,186 barrels of oil and 96,878 mcf of gas were sold, or 53,332 BOEs.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. As is described above in "Results of Operations -- 1998 compared to 1997", the Partnership changed its method of accounting for processed natural gas to a dry gas basis in the fourth quarter of 1997. As a result of this change, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, 1997 and 1996 separate product volumes are not comparable.

     The declines in production volumes were primarily attributable to the decline characteristics of the Partnership's oil and gas properties.

     The average price received per barrel of oil decreased $2.23, or 10%, from $21.56 in 1996 to $19.33 in 1997. The average price received per barrel of NGLs during 1997 was $10.81. The average price received per mcf of gas decreased 12% from $2.59 in 1996 to $2.27 in 1997.

     Total costs and expenses increased in 1997 to $1,164,844 as compared to $663,069 in 1996, an increase of $501,775, or 76%. The increase was primarily due to the impairment of oil and gas properties, offset by decreases in production costs, depletion, G&A, loss on disposition of assets and abandoned property costs.

     Production costs were $403,509 in 1997 and $428,490 in 1996, resulting in a $24,981 decrease, or 6%. The decrease was due to declines in well maintenance costs and production taxes, offset by an increase in workover costs incurred in an effort to stimulate well production.

     During this period, G&A decreased, in aggregate, 18% from $31,516 in 1996 to $25,944 in 1997. The Partnership paid the managing general partner $20,876 in 1997 and $26,489 in 1996 for G&A incurred on behalf of the Partnership.

     The Partnership recognized a non-cash SFAS 122 impairment provision of $547,793 related to its oil and gas properties during the fourth quarter of 1997.

     Depletion was $187,598 in 1997 compared to $201,693 in 1996. This represented a decrease of $14,095, or 7%. This decrease was primarily attributable to a decrease in oil production of 6,166 barrels during 1997 as compared to 1996, offset by a decline in oil reserves in 1997 as a result of lower commodity prices.

     A loss on disposition of assets of $1,032 was recognized during 1996. This loss resulted from the abandonment of a saltwater disposal well and the write-off of associated capitalized well costs of $1,074, less proceeds from salvage of equipment of $42. Abandoned property expense associated with this abandonment totaled $338 during 1996.

IMPACT OF INFLATION AND CHANGING PRICES ON SALES AND NET INCOME

     Inflation impacts the fixed overhead rate charges of the lease operating expenses for the Partnership. During 1998, the annual change in the index of average weekly earnings of crude petroleum and gas production workers issued by the U.S. Department of Labor, Bureau of Labor Statistics increased (effective April 1, 1998) 10.3%. The 1997 annual change in average weekly earnings increased by 2%. The 1996 index increased 4.1%. The impact of inflation for other lease operating expenses is small due to the current economic condition of the oil industry.

     The oil and gas industry experienced volatility during the past decade because of the fluctuation of the supply of most fossil fuels relative to the demand for such products and other uncertainties in the world energy markets causing significant fluctuations in oil and gas prices. During 1998, the price per barrel for oil production similar to the Partnership's ranged from approximately $9.50 to $15.50. During most of 1997 and 1996, the Partnership benefitted from higher oil prices as compared to previous years. However, during the fourth quarter of 1997, oil prices began a downward trend that has continued into March 1999. On March 8, 1999, the market price for West Texas intermediate crude was $11.00 per barrel. A continuation of the current commodity price environment will continue to have an adverse effect on the Partnership's revenues, operating cash flow and distributions and could result in additional decreases in the carrying value of the Partnership's oil and gas properties.

     Prices for natural gas are subject to ordinary seasonal fluctuations, and this volatility of natural gas prices may result in production being curtailed and, in some cases, wells being completely shut-in.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $316,196 during the year ended December 31, 1998 from the year ended December 31, 1997. The decrease was primarily due to declines in oil and gas sales receipts and G&A expenses paid, offset by an increase in production costs paid.

  Net Cash Provided by (Used in) Investing Activities

     The Partnership's investing activities during 1998 and 1997 were related to the replacement of oil and gas equipment on active properties.

  Net Cash Used in Financing Activities

     Cash was sufficient in 1998 for distributions to the partners of $217,229 of which $2,172 was distributed to the managing general partner and $215,057 to the limited partners. In 1997, cash was sufficient for distributions to the partners of $458,286 of which $4,583 was distributed to the managing general partner and $453,703 to the limited partners.

     The current commodity price environment will continue to impact the distributions and could result in limited or no distributions to the partners.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     The assessment phase of the managing general partner's Year 2000 project is at varying stages of completion as it pertains to information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the assessment phase is approximately 86% complete, on a worldwide basis, and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     The managing general partner expects to complete the assessment phase of its Year 2000 project by the end of the first quarter of 1999 but is being delayed by limited responses received on inquiries made of third party businesses. To date, the managing general partner has distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 37% of those inquiries.

     The remedial phase of the managing general partner's Year 2000 project is also at varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the remedial phase is approximately 54% complete, on a worldwide basis, subject to the continuing results of the third party inquiry assessments and the testing phase. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and is currently testing this system for Year 2000 compliance. The remediation of non-information technology is expected to be completed during July 1999. The managing general partner's Year 2000 remedial actions have not significantly delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of the Artesia system upgrades by March 1999 and all other information technology systems and non-information technology remediation by the end of the third quarter of 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. The managing general partner intends to use its working capital to pay for the costs of the Year 2000 projects. As of December 31, 1998, the managing general partner's total costs incurred on the Year 2000 problem were $1.8 million, of which $200 thousand were incurred to replace non-compliant systems. The managing general partner will allocate a portion of the costs of the Year 2000 programming charges to the Partnership in accordance with the general and administration allocation. (See Note 2 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".)

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the assessment phase of the managing general partner's Year 2000 project, contingency plans are being designed to mitigate the exposures to mission-critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Financial Statements of Parker & Parsley 88-B, L.P.:
  Independent Auditors' Report -- Ernst & Young LLP.........    9
  Independent Auditors' Report -- KPMG LLP..................   10
  Balance Sheets as of December 31, 1998 and 1997...........   11
  Statements of Operations for the Years Ended December 31,
1998, 1997 and 1996.........................................   12
  Statements of Partners' Capital for the Years Ended
December 31, 1998, 1997 and 1996............................   13
  Statements of Cash Flows for the Years Ended December 31,
1998, 1997 and 1996.........................................   14
  Notes to Financial Statements.............................   15

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 88-B, L.P.
  (A Delaware Limited Partnership):

     We have audited the balance sheet of Parker & Parsley 88-B, L.P. as of December 31, 1998, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 88-B, L.P. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                     Ernst & Young LLP

Dallas, Texas
March 15, 1999

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 88-B, L.P.
  (A Delaware Limited Partnership):

     We have audited the financial statements of Parker & Parsley 88-B, L.P. as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 88-B, L.P. as of December 31, 1997, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Midland, Texas
March 20, 1998

                          PARKER & PARSLEY 88-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                  DECEMBER 31

                                     ASSETS

                                                                 1998          1997
                                                              -----------   -----------
Current assets:
  Cash......................................................  $   110,641   $   149,266
  Accounts receivable -- oil and gas sales..................       71,128        97,539
                                                              -----------   -----------
          Total current assets..............................      181,769       246,805
                                                              -----------   -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    7,131,466     7,116,399
Accumulated depletion.......................................   (5,978,933)   (5,311,920)
                                                              -----------   -----------
          Net oil and gas properties........................    1,152,533     1,804,479
                                                              -----------   -----------
                                                              $ 1,334,302   $ 2,051,284
                                                              ===========   ===========

                       LIABILITIES AND PARTNERS' CAPITAL

Current Liabilities:
  Accounts payable -- affiliate.............................  $    17,477   $    28,599
Partners' capital:
  Managing general partner..................................       13,137        20,196
  Limited partners (8,954 interests)........................    1,303,688     2,002,489
                                                              -----------   -----------
                                                                1,316,825     2,022,685
                                                              -----------   -----------
                                                              $ 1,334,302   $ 2,051,284
                                                              ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 88-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998         1997         1996
                                                           ----------   ----------   ----------
Revenues:
  Oil and gas............................................  $  578,573   $  810,500   $1,052,408
  Interest...............................................       7,803        9,347        8,335
  Other..................................................         156           --           --
                                                           ----------   ----------   ----------
                                                              586,532      819,847    1,060,743
                                                           ----------   ----------   ----------
Costs and expenses:
  Oil and gas production.................................     390,835      403,509      428,490
  General and administrative.............................      17,315       25,944       31,516
  Impairment of oil and gas properties...................     383,951      547,793           --
  Depletion..............................................     283,062      187,598      201,693
  Loss on disposition of assets..........................          --           --        1,032
  Abandoned property.....................................          --           --          338
                                                           ----------   ----------   ----------
                                                            1,075,163    1,164,844      663,069
                                                           ----------   ----------   ----------
Net income (loss)........................................  $ (488,631)  $ (344,997)  $  397,674
                                                           ==========   ==========   ==========
Allocation of net income (loss):
  Managing general partner...............................  $   (4,887)  $   (3,450)  $    3,977
                                                           ==========   ==========   ==========
  Limited partners.......................................  $ (483,744)  $ (341,547)  $  393,697
                                                           ==========   ==========   ==========
Net income (loss) per limited partnership interest.......  $   (54.03)  $   (38.14)  $    43.97
                                                           ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 88-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                        STATEMENTS OF PARTNERS' CAPITAL

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Partners' capital at January 1, 1996.......................  $29,148    $2,888,779   $2,917,927
  Distributions............................................   (4,896)     (484,737)    (489,633)
  Net income...............................................    3,977       393,697      397,674
                                                             -------    ----------   ----------
Partners' capital at December 31, 1996.....................   28,229     2,797,739    2,825,968
  Distributions............................................   (4,583)     (453,703)    (458,286)
  Net loss.................................................   (3,450)     (341,547)    (344,997)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1997.....................   20,196     2,002,489    2,022,685
  Distributions............................................   (2,172)     (215,057)    (217,229)
  Net loss.................................................   (4,887)     (483,744)    (488,631)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1998.....................  $13,137    $1,303,688   $1,316,825
                                                             =======    ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 88-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998        1997        1996
                                                            ---------   ---------   ---------
Cash flows from operating activities:
  Net income (loss).......................................  $(488,631)  $(344,997)  $ 397,674
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Impairment of oil and gas properties.................    383,951     547,793          --
     Depletion............................................    283,062     187,598     201,693
     Loss on disposition of assets........................         --          --       1,032
     Other................................................       (156)         --          --
  Changes in assets and liabilities:
     Accounts receivable..................................     26,411     113,218    (105,819)
     Accounts payable.....................................    (11,122)      6,099     (29,301)
                                                            ---------   ---------   ---------
          Net cash provided by operating activities.......    193,515     509,711     465,279
                                                            ---------   ---------   ---------
Cash flows from investing activities:
  Additions to oil and gas properties.....................    (15,067)     (9,015)         --
  Proceeds from asset dispositions........................        156          --       4,880
                                                            ---------   ---------   ---------
          Net cash provided by (used in) investing
            activities....................................    (14,911)     (9,015)      4,880
                                                            ---------   ---------   ---------
Cash flows from financing activities:
  Cash distributions to partners..........................   (217,229)   (458,286)   (489,633)
                                                            ---------   ---------   ---------
Net increase (decrease) in cash...........................    (38,625)     42,410     (19,474)
Cash at beginning of year.................................    149,266     106,856     126,330
                                                            ---------   ---------   ---------
Cash at end of year.......................................  $ 110,641   $ 149,266   $ 106,856
                                                            =========   =========   =========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 88-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 88-B, L.P. (the "Partnership") is a limited partnership organized in 1988 under the laws of the State of Delaware. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Oil and gas properties -- The Partnership utilizes the successful efforts method of accounting for its oil and gas properties and equipment. Under this method, all costs associated with productive wells and nonproductive development wells are capitalized while nonproductive exploration costs are expensed. Capitalized costs relating to proved properties are depleted using the unit-of-production method on a property-by-property basis based on proved oil (dominant mineral) reserves as determined by the engineering staff of Pioneer Natural Resources USA, Inc. ("Pioneer USA") the Partnership's managing general partner, and reviewed by independent petroleum consultants. The carrying amounts of properties sold or otherwise disposed of and the related allowances for depletion are eliminated from the accounts and any gain or loss is included in operations.

     Impairment of long-lived assets -- In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the Partnership reviews its long-lived assets to be held and used on an individual property basis, including oil and gas properties accounted for under the successful efforts method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows is less than the carrying amount of the assets. In this circumstance, the Partnership recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

     Use of estimates in the preparation of financial statements -- Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Net income (loss) per limited partnership interest -- The net income (loss) per limited partnership interest is calculated by using the number of outstanding limited partnership interests.

     Income taxes -- A Federal income tax provision has not been included in the financial statements as the income of the Partnership is included in the individual Federal income tax returns of the respective partners.

                          PARKER & PARSLEY 88-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Statements of cash flows -- For purposes of reporting cash flows, cash includes depository accounts held by banks.

     General and administrative expenses -- General and administrative expenses are allocated in part to the Partnership by the managing general partner or its affiliates. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     Reclassifications -- Certain reclassifications may have been made to the 1997 and 1996 financial statements to conform to the 1998 financial statement presentations.

     Environmental -- The Partnership is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Partnership to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of cash payments for the liability or component are fixed or reliably determinable. No such liabilities have been accrued as of December 31, 1998.

     Revenue recognition -- The Partnership uses the entitlements method of accounting for crude oil and natural gas revenues.

     Reporting comprehensive income -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") establishes standards for the reporting and display of comprehensive income (loss) and its components in a full set of general purpose financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Partnership has no items of other comprehensive income (loss), as defined by SFAS No. 130. Consequently, the provisions of SFAS No. 130 do not apply to the Partnership.

NOTE 3. IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS 121, the Partnership reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of the carrying value of the Partnership's oil and gas properties. Based upon a decline in the Partnership's outlook for future commodity prices, the Partnership has estimated the expected future cash flows of its oil and gas properties as of December 31, 1998, 1997 and 1996, and compared such estimated future cash flows to the respective carrying amount of the oil and gas properties to determine if the carrying amounts were likely to be recoverable. For those proved oil and gas properties for which the carrying amount exceeded the estimated future cash flows, an impairment was determined to exist; therefore, the Partnership adjusted the carrying amount of those oil and gas properties to their fair value as determined by discounting their expected future cash flows at a discount rate commensurate with the risks involved in the industry. As a result, the Partnership recognized non-cash impairment provisions of $383,951 and $547,793 related to its proved oil and gas properties during 1998 and 1997, respectively.

                          PARKER & PARSLEY 88-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. INCOME TAXES

     The financial statement basis of the Partnership's net assets and liabilities was $236,456 greater than the tax basis at December 31, 1998.

     The following is a reconciliation of net income (loss) per statements of operations with the net income per Federal income tax returns for the years ended December 31:

                                                       1998        1997        1996
                                                     ---------   ---------   --------
Net income (loss) per statements of operations.....  $(488,631)  $(344,997)  $397,674
Depletion and depreciation provisions for tax
  reporting purposes less than amounts for
  financial reporting purposes.....................    274,063     178,889     62,991
Impairment of oil and gas properties for financial
  reporting purposes...............................    383,951     547,793         --
Salvage income.....................................         --          --      8,245
Other..............................................      1,161      (1,076)     1,965
                                                     ---------   ---------   --------
          Net income per Federal income tax
            returns................................  $ 170,544   $ 380,609   $470,875
                                                     =========   =========   ========

NOTE 5. OIL AND GAS PRODUCING ACTIVITIES

     The following is a summary of the costs incurred, whether capitalized or expensed, related to the Partnership's oil and gas producing activities for the years ended December 31:

                                                             1998      1997     1996
                                                            -------   ------   ------
Development costs.........................................  $15,067   $9,015   $5,978
                                                            =======   ======   ======

     Capitalized oil and gas properties consist of the following:

                                                                1998          1997
                                                             -----------   -----------
Proved properties:
Property acquisition costs.................................  $   439,249   $   439,249
Completed wells and equipment..............................    6,692,217     6,677,150
                                                             -----------   -----------
                                                               7,131,466     7,116,399
Accumulated depletion......................................   (5,978,933)   (5,311,920)
                                                             -----------   -----------
  Net capitalized costs....................................  $ 1,152,533   $ 1,804,479
                                                             ===========   ===========

NOTE 6. RELATED PARTY TRANSACTIONS

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $150,985   $169,328   $166,963
Reimbursement of general and administrative
  expenses...........................................  $ 13,810   $ 20,876   $ 26,489

                          PARKER & PARSLEY 88-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Pioneer USA, Parker & Parsley 88-B Conv., L.P. and the Partnership (the "Partnerships") are parties to the Program agreement.

     The costs and revenues of the Program are allocated to Pioneer USA and the Partnerships as follows:

                                                         PIONEER USA(1)    PARTNERSHIPS(2)
                                                         ---------------   ----------------
Revenues:
  Proceeds from disposition of depreciable
     properties........................................       9.09091%         90.90909%
  All other revenues...................................     24.242425%        75.757575%
Costs and expenses:
  Lease acquisition costs, drilling and completion
     costs and all other costs.........................       9.09091%         90.90909%
  Operating costs, direct costs and general and
     administrative expenses...........................     24.242425%        75.757575%

---------------

(1) Excludes Pioneer USA's 1% general partner ownership which is allocated at the Partnership level and 94 limited partner interests owned by Pioneer USA.

(2) The allocation between the Partnership and Parker & Parsley 88-B Conv., L.P. is 71.119936% and 28.880064%, respectively.

NOTE 7. OIL AND GAS INFORMATION (UNAUDITED)

     The following table presents information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities during the years then ended. Due to a change in the accounting policy of the managing general partner in 1997, the Partnership began accounting for processed natural gas production in two components: processed natural gas liquids ("NGLs") and dry residue gas. NGLs are reflected in "Oil and NGLs" in the table below. All of the Partnership's reserves are proved developed and located within the United States. The Partnership's reserves are based on an evaluation prepared by the engineering staff of Pioneer USA and reviewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant, using criteria established by the Securities and Exchange Commission. Reserve value information is available to limited partners pursuant to the Partnership agreement and, therefore, is not presented.

                                                              OIL AND NGLS      GAS
                                                                 (BBLS)        (MCF)
                                                              ------------   ----------
Net proved reserves at January 1, 1996......................     492,426      1,565,005
Revisions...................................................     115,251        275,646
Production..................................................     (37,186)       (96,878)
                                                                --------     ----------
Net proved reserves at December 31, 1996....................     570,491      1,743,773
Revisions...................................................      (5,887)    (1,060,648)
Production..................................................     (35,648)       (70,802)
                                                                --------     ----------
Net proved reserves at December 31, 1997....................     528,956        612,323
Revisions...................................................    (215,651)      (183,598)
Production..................................................     (43,365)       (52,254)
                                                                --------     ----------
Net proved reserves at December 31, 1998....................     269,940        376,471
                                                                ========     ==========

                          PARKER & PARSLEY 88-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     As of December 31, 1998, the estimated present value of future net revenues of proved reserves, calculated using December 31, 1998 prices of $10.61 per barrel of oil, $5.50 per barrel of NGLs and $1.40 per mcf of gas, discounted at 10% was approximately $458,000 and undiscounted was $668,000.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves. The Partnership emphasizes that reserve estimates are inherently imprecise and, accordingly, the estimates are expected to change as future information becomes available.

NOTE 8. MAJOR CUSTOMERS

     The following table reflects the major customers of the Partnership's oil and gas sales (a major customer is defined as a customer whose sales exceed 10% of total sales) during the years ended December 31:

                                                              1998   1997   1996
                                                              ----   ----   ----
Genesis Crude Oil, L.P......................................   49%    52%    52%
Western Gas Resources, Inc. ................................   17%    13%    11%

     At December 31, 1998, the amounts receivable from Genesis Crude Oil, L.P. and Western Gas Resources, Inc. were $19,489 and $14,440, respectively, which are included in the caption "Accounts receivable -- oil and gas sales" in the accompanying Balance Sheet.

     The Partnership's share of oil and gas production is sold to various purchasers. Pioneer USA is of the opinion that the loss of any one purchaser would not have an adverse effect on the ability of the Partnership to sell its oil and gas production.

NOTE 9. ORGANIZATION AND OPERATIONS

     The Partnership was organized November 18, 1988 as a limited partnership under the Delaware Act for the purpose of acquiring and developing oil and gas properties. The following is a brief summary of the more significant provisions of the limited partnership agreement:

          Managing general partner -- The managing general partner of the Partnership is Pioneer USA. Pioneer USA has the power and authority to manage, control and administer all Program and Partnership affairs. As managing general partner and operator of the Partnership's properties, all production expenses are incurred by Pioneer USA and billed to the Partnership and a portion of revenue is initially received by Pioneer USA prior to being paid to the Partnership. Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues.

          Limited partner liability -- The maximum amount of liability of any limited partner is the total contributions of such partner plus his share of any undistributed profits.

          Initial capital contributions -- The limited partners entered into subscription agreements for aggregate capital contributions of $8,954,000. Pioneer USA is required to contribute amounts equal to 1% of initial Partnership capital less commission and offering expenses allocated to the limited partners and to contribute amounts necessary to pay costs and expenses allocated to it under the Partnership agreement to the extent its share of revenues does not cover such costs.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP

     The Partnership does not have any officers or directors. Under the limited partnership agreement, the Partnership's managing general partner, Pioneer USA, is granted the exclusive right and full authority to manage, control and administer the Partnership's business.

     Set forth below are the names, ages and positions of the directors and executive officers of Pioneer USA. Directors of Pioneer USA are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

                                        AGE AT
                                     DECEMBER 31,
NAME                                     1998                    POSITION
----                                 ------------                --------
Scott D. Sheffield.................       46        President and Director
Timothy L. Dove....................       42        Executive Vice President and
                                                    Director
Dennis E. Fagerstone...............       49        Executive Vice President and
                                                    Director
Mark L. Withrow....................       51        Executive Vice President, General
                                                      Counsel and Director
M. Garrett Smith...................       37        Executive Vice President, Chief
                                                      Financial Officer and Director
Mel Fischer(a).....................       64        Executive Vice President
Lon C. Kile........................       43        Executive Vice President
Rich Dealy.........................       32        Vice President and Chief Accounting
                                                      Officer

---------------

(a) Mr. Fischer was a director and officer until his retirement from Pioneer and Pioneer USA on February 19, 1999.

     Scott D. Sheffield. Mr. Sheffield is a distinguished graduate of The University of Texas with a B.S. in Petroleum Engineering. Since August 1997, he has served as President, Chief Executive Officer and a director of Pioneer and President and a director of Pioneer USA. Mr. Sheffield was the President and a director of Parker & Parsley from May 1990 until August 1997 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley from October 1990 until August 1997. He was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. He served as Vice President -- Engineering of PPDC from September 1981 until April 1985 when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove became Executive Vice President -- Business Development of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Prior to joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp, in various capacities in international exploration and production, marketing, refining and marketing and planning and development. Mr. Dove earned a B.S. in Mechanical Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. He served as Executive Vice President and Chief Operating Officer of Mesa from March 1, 1997 until August 1997. From October 1996 to February 1997, Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa and from May 1991 to October 1996, he served as Vice President -- Exploration and Production of Mesa. From June 1988 to May 1991, Mr. Fagerstone served as Vice President -- Operations of Mesa.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a B.S. in Accounting and Texas Tech University with a Juris Doctorate degree, became Executive Vice President, General Counsel and Secretary of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Withrow was Vice President -- General Counsel of Parker & Parsley from January 1991, when he joined Parker & Parsley, to January 1995, when he was appointed Senior Vice President -- General Counsel. He was Parker & Parsley's Secretary from August 1992 until August 1997. Prior to joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     M. Garrett Smith. Mr. Smith, a graduate of The University of Texas with a B.S. in Electrical Engineering and Southern Methodist University with an M.B.A., was appointed Executive Vice President and Chief Financial Officer of Pioneer in December 1997. He served as Senior Vice President -- Finance of Pioneer from August 1997 until December 1997. Mr. Smith was elected Senior Vice President -- Finance and a director of Pioneer USA in August 1997. He served as Vice President -- Corporate Acquisitions of Mesa from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of Mesa and from 1994 to 1996 he served as Director of Financial Planning of Mesa. Mr. Smith was employed by BTC Partners, Inc. (a former financial advisor to Mesa) from 1989 to 1994.

     Mel Fischer. Mr. Fischer, a graduate of the University of California at Berkeley with a Masters degree in Geology, became Executive Vice
President -- Worldwide Exploration of Pioneer and Pioneer USA in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997 and was Executive Vice President -- Worldwide Exploration for Parker & Parsley from February 1997 to August 1997. Mr. Fischer retired from Pioneer and Pioneer USA effective February 15, 1999. He worked in the petroleum industry for 32 years, starting as a Petroleum Geologist with Texaco in 1962, and retiring as President, Occidental International Exploration and Production Company in March 1994. For the 10 years prior to becoming President of Occidental International, he served as Executive Vice President, World Wide Exploration with Occidental Oil and Gas Corporation. He is a registered geologist in the State of California, a member of the American Association of Petroleum Geologists and an emeritus member of the Board of Advisors for the Earth Sciences Research Institute at the University of Utah.

     Lon C. Kile. Mr. Kile, a graduate of Oklahoma State University with a B.B.A. in Accounting, became Executive Vice President of Pioneer and Pioneer USA in August 1997. Mr. Kile was Senior Vice President -- Investor Relations from October 1996 to August 1997. Previously, he served as Vice President and Manager of the Mid-Continent Division, Vice President -- Equity Finance & Analysis and Vice President -- Marketing & Program Administration. Prior to joining Parker & Parsley in 1985, he was employed as Supervisor -- Senior, Audit, in charge of Parker & Parsley's audit, with Arthur Young.

     Rich Dealy. Mr. Dealy is a graduate of Eastern New Mexico University with a B.B.A. in Accounting and Finance and is a Certified Public Accountant. He became Vice President and Chief Accounting Officer of Pioneer and Pioneer USA in February 1998. Mr. Dealy served as Controller of Pioneer USA from August 1997 to February 1998. He served as Controller of Parker & Parsley from August 1995 to August 1997. Mr. Dealy joined Parker & Parsley as an Accounting Manager in July, 1992. He was previously employed with KPMG Peat Marwick as an Audit Senior, in charge of Parker & Parsley's audit.

ITEM 11. EXECUTIVE COMPENSATION

     The Partnership does not have any directors or officers. Management of the Partnership is vested in Pioneer USA, the managing general partner. The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Under the Program agreement, Pioneer USA pays approximately 10% of the Partnership's acquisition, drilling and completion costs and approximately 25% of its operating and general and administrative expenses. In return, Pioneer USA is allocated approximately 25% of the Partnership's revenues. See Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" for information regarding fees and reimbursements paid to the managing general partner or its affiliates by the Partnership.

     The Partnership does not directly pay any salaries of the executive officers of Pioneer USA, but does pay a portion of Pioneer USA's general and administrative expenses of which these salaries are a part. See Note 6 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  (a) Beneficial owners of more than five percent

     The Partnership is not aware of any person who beneficially owns 5% or more of the outstanding limited partnership interests of the Partnership. Pioneer USA owned 94 limited partner interests at January 1, 1999.

  (b) Security ownership of management

     The Partnership does not have any officers or directors. The managing general partner of the Partnership, Pioneer USA, has the exclusive right and full authority to manage, control and administer the Partnership's business. Under the limited partnership agreement, limited partners holding a majority of the outstanding limited partnership interests have the right to take certain actions, including the removal of the managing general partner or any other general partner. The Partnership is not aware of any current arrangement or activity which may lead to such removal. The Partnership is not aware of any officer or director of Pioneer USA who beneficially owns limited partnership interests in the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Transactions with the managing general partner or its affiliates

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreement..........................................  $150,985   $169,328   $166,963
Reimbursement of general and administrative
  expenses...........................................  $ 13,810   $ 20,876   $ 26,489

     Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues. Also, see Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" regarding the Partnership's participation with the managing general partner in oil and gas activities of the Program.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

  (a) 1. Financial statements

     The following are filed as part of this annual report:

          Independent Auditors' Report -- Ernst & Young LLP

          Independent Auditors' Report -- KPMG LLP

          Balance sheets as of December 31, 1998 and 1997

          Statements of operations for the years ended December 31, 1998, 1997 and 1996

          Statements of partners' capital for the years ended December 31, 1998, 1997 and 1996

          Statements of cash flows for the years ended December 31, 1998, 1997 and 1996

          Notes to financial statements

  2. Financial statement schedules

     All financial statement schedules have been omitted since the required information is in the financial statements or notes thereto, or is not applicable nor required.

  (b) Reports on Form 8-K

     None.

  (c) Exhibits

     The exhibits listed on the accompanying index to exhibits are filed or incorporated by reference as part of this annual report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PARKER & PARSLEY 88-B, L.P.

                                            By: Pioneer Natural Resources USA,
                                                Inc.
                                                  Managing General Partner

                                            By:   /s/ SCOTT D. SHEFFIELD
                                              ----------------------------------
                                                     Scott D. Sheffield,
                                                          President

Dated: March 25, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


               /s/ SCOTT D. SHEFFIELD                    President and Director of         March 25, 1999
-----------------------------------------------------      Pioneer USA
                 Scott D. Sheffield

                 /s/ TIMOTHY L. DOVE                     Executive Vice President and      March 25, 1999
-----------------------------------------------------      Director of Pioneer USA
                   Timothy L. Dove

              /s/ DENNIS E. FAGERSTONE                   Executive Vice President and      March 25, 1999
-----------------------------------------------------      Director of Pioneer USA
                Dennis E. Fagerstone

                 /s/ MARK L. WITHROW                     Executive Vice President,         March 25, 1999
-----------------------------------------------------      General Counsel and Director
                   Mark L. Withrow                         of Pioneer USA

                /s/ M. GARRETT SMITH                     Executive Vice President,         March 25, 1999
-----------------------------------------------------      Chief Financial Officer and
                  M. Garrett Smith                         Director of Pioneer USA

                   /s/ LON C. KILE                       Executive Vice President of       March 25, 1999
-----------------------------------------------------      Pioneer USA
                     Lon C. Kile

                   /s/ RICH DEALY                        Vice President and Chief          March 25, 1999
-----------------------------------------------------      Accounting Officer of
                     Rich Dealy                            Pioneer USA

                          PARKER & PARSLEY 88-B, L.P.

                               INDEX TO EXHIBITS

     The following documents are incorporated by reference in response to Item 14(c):

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------

          3(a)           -- Amended and Restated Certificate and Agreement of Limited
                            Partnership of Parker & Parsley 88-B, L.P. incorporated
                            by reference to Exhibit A of Amendment No. 1 of the
                            Partnership's Registration Statement on Form S-1
                            (Registration No. 33-19659)
          4(b)           -- Form of Subscription Agreement and Power of Attorney
                            incorporated by reference to Exhibit D of the
                            Partnership's Registration Statement on Form S-1
                            (Registration No. 33-19659) (hereinafter called the
                            Partnership's Registration Statement)
          4(c)           -- Specimen Certificate of Limited Partnership Interest
                            incorporated by reference to Exhibit D of the
                            Partnership's Registration Statement
         10(b)           -- Exploration and Development Program Agreement
                            incorporated by reference to Exhibit C of the
                            Partnership's Registration Statement
         27.1*           -- Financial Data Schedule

---------------

* Filed herewith

                          PARKER & PARSLEY 88-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)
                        DECEMBER 31, 1998, 1997 AND 1996

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

     The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing discounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rates to the difference.

     Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider probable reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                1998       1997       1996
                                                              --------   --------   ---------
                                                                      (IN THOUSANDS)
Oil and gas producing activities:
  Future cash inflows.......................................  $ 2,957    $ 9,689    $ 20,920
  Future production costs...................................   (2,289)    (6,035)    (10,677)
  Future development costs..................................       --         --         141
                                                              -------    -------    --------
                                                                  668      3,654      10,384
  10% annual discount factor................................     (210)    (1,582)     (5,391)
                                                              -------    -------    --------
  Standardized measure of discounted future net cash
     flows..................................................  $   458    $ 2,072    $  4,993
                                                              =======    =======    ========

                                                                YEAR ENDED DECEMBER 31,
                                                              ----------------------------
                                                               1998      1997       1996
                                                              -------   -------   --------
                                                                     (IN THOUSANDS)
Oil and Gas Producing Activities:
  Oil and gas sales, net of production costs................  $  (188)  $  (407)  $   (624)
  Net changes in prices and production costs................   (1,276)   (2,447)     1,859
  Extensions and discoveries................................       --        --         --
  Sales of minerals-in-place................................       --        --         --
  Purchases of minerals-in-place............................       --        --         --
  Revisions of estimated future development costs...........       --       (80)       (69)
  Revisions of previous quantity estimates and reserves
     added by development drilling..........................     (280)     (508)       980
  Accretion of discount.....................................      207       499        286
  Changes in production rates, timing and other.............      (77)       22       (302)
                                                              -------   -------   --------
  Change in present value of future net revenues............   (1,614)   (2,921)     2,130
                                                              -------   -------   --------
  Balance, beginning of year................................    2,072     4,993      2,863
                                                              -------   -------   --------
  Balance, end of year......................................  $   458   $ 2,072   $  4,993
                                                              =======   =======   ========

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                            SUPPLEMENTAL INFORMATION

                                       OF

          PARKER & PARSLEY 89-A, L.P., A DELAWARE LIMITED PARTNERSHIP

                                       TO

            PROXY STATEMENT DATED                             , 1999

                             ----------------------

       THE DATE OF THIS SUPPLEMENT IS                             , 1999
                             ----------------------

     This document contains important information specific to Parker & Parsley
89-A, L.P. and supplements the proxy statement dated        , 1999, of Pioneer
Natural Resources USA, Inc., by which Pioneer USA is soliciting proxies to be voted at a special meeting of limited partners of the partnerships described in the proxy statement. The purpose of the special meeting is for you to vote upon the merger of Parker & Parsley 89-A, L.P. with and into Pioneer USA that, if completed, will result in your receiving cash for your partnership interests.

     This supplement contains the following information concerning Parker & Parsley 89-A, L.P.:

     - A table containing:

        -- the aggregate initial investment by the limited partners

        -- the aggregate historical limited partner distributions through June
           30, 1999

        -- the merger value per $1,000 limited partner investment as of June 30,
           1999

        -- the merger value per $1,000 limited partner investment as a multiple of distributions for the 12 months ended June 30, 1999

        -- the book value per $1,000 limited partner investment as of June 30, 1999 and as of December 31, 1998 and

        -- the ordinary tax loss per $1,000 limited partner investment in year of initial investment

     - Quarterly Report on Form 10-Q for the six months ended June 30, 1999

     - Annual Report on Form 10-K for the year ended December 31, 1998

     - Disclosures about the partnership's oil and gas producing activities

                          PARKER & PARSLEY 89-A, L.P.

                         SUPPLEMENTAL INFORMATION TABLE

Aggregate Initial Investment by the Limited Partners(a).....  $ 8,317
Aggregate Historical Limited Partner Distributions through
  June 30, 1999(a)..........................................  $ 7,624
Merger Value per $1,000 Limited Partner Investment as of
  June 30, 1999(b)..........................................  $176.51
Merger Value per $1,000 Limited Partner Investment as a
  Multiple of Distributions for the 12 Months ended June 30,
  1999(b)...................................................    12.96times
Book Value per $1,000 Limited Partner Investment:
  -- as of June 30, 1999(b).................................  $159.78
  -- as of December 31, 1998(b).............................  $165.22
Ordinary Tax Loss per $1,000 Limited Partner Investment in
  Year of Initial Investment(b), (c)........................  $   461

---------------

(a)  Stated in thousands.

(b) Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

(c) Your ability to use your distributive share of the partnership's loss to offset your other income may have been subject to certain limitations at your level as a partner, and you may therefore wish to consult your tax advisor to determine the additional value, if any, actually realized by you in your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                        COMMISSION FILE NO. 33-26097-01

                          PARKER & PARSLEY 89-A, L.P.
             (Exact name of Registrant as specified in its charter)

                   DELAWARE                                      75-2297058
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                      (ZIP CODE)
   (Address of principal executive offices)                        79701

       Registrant's Telephone Number, including area code: (915) 683-4768

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          PARKER & PARSLEY 89-A, L.P.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
                   PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS
     Balance Sheets as of June 30, 1999 and December 31,
      1998..................................................     3
     Statements of Operations for the three and six months
      ended June 30, 1999 and 1998..........................     4
     Statement of Partners' Capital for the six months ended
      June 30, 1999.........................................     5
     Statements of Cash Flows for the six months ended June
      30, 1999 and 1998.....................................     6
     Notes to Financial Statements..........................     7

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
        CONDITION AND RESULTS OF OPERATIONS.................     8

                    PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K....................    11
     27.1 Financial Data Schedule
     Signatures.............................................    12

                         PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                          PARKER & PARSLEY 89-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                     ASSETS

                                                               JUNE 30,     DECEMBER 31,
                                                                 1999           1998
                                                              -----------   ------------
                                                              (UNAUDITED)
Current assets:
  Cash......................................................  $   133,578   $   117,381
  Accounts receivable -- oil and gas sales..................       96,213        65,380
                                                              -----------   -----------
          Total current assets..............................      229,791       182,761
                                                              -----------   -----------
  Oil and gas properties -- at cost, based on the successful
     efforts accounting method..............................    6,546,663     6,540,053
  Accumulated depletion.....................................   (5,406,303)   (5,330,375)
                                                              -----------   -----------
          Net oil and gas properties........................    1,140,360     1,209,678
                                                              -----------   -----------
                                                              $ 1,370,151   $ 1,392,439
                                                              ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL

Current Liabilities:
  Accounts payable -- affiliate.............................  $    27,656   $     4,246
Partners' capital:
  Managing general partner..................................       13,618        14,075
  Limited partners (8,317 interests)........................    1,328,877     1,374,118
                                                              -----------   -----------
                                                                1,342,495     1,388,193
                                                              -----------   -----------
                                                              $ 1,370,151   $ 1,392,439
                                                              ===========   ===========

  The financial information included as of June 30, 1999 has been prepared by management
                without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 89-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                     THREE MONTHS ENDED     SIX MONTHS ENDED
                                                          JUNE 30,              JUNE 30,
                                                     -------------------   -------------------
                                                       1999       1998       1999       1998
                                                     --------   --------   --------   --------
Revenues:
  Oil and gas......................................  $144,764   $156,809   $265,684   $321,759
  Interest.........................................     1,463      1,909      2,688      4,175
  Gain on disposition of assets....................     1,166         --      4,410      1,926
                                                     --------   --------   --------   --------
                                                      147,393    158,718    272,782    327,860
                                                     --------   --------   --------   --------
Costs and expenses:
  Oil and gas production...........................    88,188     84,248    187,238    180,873
  General and administrative.......................     4,882      5,191      9,680     10,825
  Depletion........................................    20,943     45,311     75,928     87,380
                                                     --------   --------   --------   --------
                                                      114,013    134,750    272,846    279,078
                                                     --------   --------   --------   --------
Net income (loss)..................................  $ 33,380   $ 23,968   $    (64)  $ 48,782
                                                     ========   ========   ========   ========
Allocation of net income (loss):
  Managing general partner.........................  $    333   $    240   $     (1)  $    488
                                                     ========   ========   ========   ========
  Limited partners.................................  $ 33,047   $ 23,728   $    (63)  $ 48,294
                                                     ========   ========   ========   ========
Net income (loss) per limited partnership
  interest.........................................  $   3.97   $   2.86   $   (.01)  $   5.81
                                                     ========   ========   ========   ========
Distributions per limited partnership interest.....  $   2.77   $   6.62   $   5.43   $  20.56
                                                     ========   ========   ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 89-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         STATEMENT OF PARTNERS' CAPITAL
                                  (UNAUDITED)

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Balance at January 1, 1999.................................  $14,075    $1,374,118   $1,388,193
  Distributions............................................     (456)      (45,178)     (45,634)
  Net loss.................................................       (1)          (63)         (64)
                                                             -------    ----------   ----------
Balance at June 30, 1999...................................  $13,618    $1,328,877   $1,342,495
                                                             =======    ==========   ==========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 89-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                    JUNE 30,
                                                              --------------------
                                                                1999       1998
                                                              --------   ---------
Cash flows from operating activities:
  Net income (loss).........................................  $    (64)  $  48,782
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Depletion..............................................    75,928      87,380
     Gain on disposition of assets..........................    (4,410)     (1,926)
  Changes in assets and liabilities:
     Accounts receivable....................................   (30,833)     22,545
     Accounts payable.......................................    10,613       4,282
                                                              --------   ---------
          Net cash provided by operating activities.........    51,234     161,063
                                                              --------   ---------
Cash flows from investing activities:
  (Additions) deletions to oil and gas properties...........     6,187     (16,059)
  Proceeds from disposition of assets.......................     4,410       1,926
                                                              --------   ---------
          Net cash provided by (used in) investing
            activities......................................    10,597     (14,133)
                                                              --------   ---------
Cash flows from financing activities:
  Cash distributions to partners............................   (45,634)   (172,718)
                                                              --------   ---------
Net increase (decrease) in cash.............................    16,197     (25,788)
Cash at beginning of period.................................   117,381     167,674
                                                              --------   ---------
Cash at end of period.......................................  $133,578   $ 141,886
                                                              ========   =========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 89-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 89-A, L.P. (the "Partnership") is a limited partnership organized in 1989 under the laws of the State of Delaware.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. BASIS OF PRESENTATION

     In the opinion of management, the unaudited financial statements of the Partnership as of June 30, 1999 and for the three and six months ended June 30, 1999 and 1998 include all adjustments and accruals consisting only of normal recurring accrual adjustments which are necessary for a fair presentation of the results for the interim period. These interim results are not necessarily indicative of results for a full year.

     Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in this Form 10-Q pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements should be read in conjunction with the financial statements and the notes thereto contained in the Partnership's Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, a copy of which is available upon request by writing to Rich Dealy, Vice President and Chief Accounting Officer, 5205 North O'Connor Boulevard, 1400 Williams Square West, Irving, Texas 75039-3746.

ITEM 2.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS(1)

RESULTS OF OPERATIONS

 Six months ended June 30, 1999 compared with six months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues decreased 17% to $265,684 from $321,759 for the six months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from lower average prices received and a decrease in production. For the six months ended June 30, 1999, 13,544 barrels of oil, 6,707 barrels of natural gas liquids ("NGLs") and 26,888 mcf of gas were sold, or 24,732 barrel of oil equivalents ("BOEs"). For the six months ended June 30, 1998, 14,852 barrels of oil, 6,001 barrels of NGLs and 35,642 mcf of gas were sold, or 26,793 BOEs.

     The average price received per barrel of oil decreased $1.03, or 7%, from $14.26 for the six months ended June 30, 1998 to $13.23 for the same period in 1999. The average price received per barrel of NGLs decreased $1.21, or 15%, from $7.96 during the six months ended June 30, 1998 to $6.75 for the same period in 1999. The average price received per mcf of gas decreased 12% from $1.74 during the six months ended June 30, 1998 to $1.53 in 1999. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received during the six months ended June 30, 1999.

     The volatility of commodity prices has had, and continues to have, a significant impact on the Partnership's revenues and operating cash flow and could result in additional decreases to the carrying value of the Partnership's oil and gas properties.

     A gain on disposition of assets of $4,410 was attributable to credits received from the disposal of oil and gas equipment on one fully depleted well for the six months ended June 30, 1999. During the six months ended June 30, 1998, a gain on disposition of assets of $1,926 was recognized from equipment credits on one well plugged and abandoned in a prior year.

     Costs and Expenses:

     Total costs and expenses decreased to $272,846 for the six months ended June 30, 1999 as compared to $279,078 for the same period in 1998, resulting in a decrease of $6,232. This decrease was due to declines in depletion and general and administrative expenses ("G&A"), offset by an increase in production costs.

     Production costs were $187,238 for the six months ended June 30, 1999 and $180,873 for the same period in 1998 resulting in a $6,365 increase, or 4%. The increase was the result of higher well maintenance costs incurred in an effort to stimulate well production, offset by a decrease in production taxes.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 11% from $10,825 for the six months ended June 30, 1998 to $9,680 for the same period in 1999.

     Depletion was $75,928 for the six months ended June 30, 1999 compared to $87,380 for the same period in 1998, a decrease in depletion of $11,452, or 13%. This decrease was primarily the result of a reduction in oil production of 1,308 barrels for the six months ended June 30, 1999 compared to the same period in 1998, an increase in proved reserves during the period ended June 30, 1999 due to the higher commodity prices and a reduction in the Partnership's net depletable basis from charges taken in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121") during the fourth quarter of 1998.

  Three months ended June 30, 1999 compared with three months ended June 30,
1998

     Revenues:

     The Partnership's oil and gas revenues decreased 8% to $144,764 from $156,809 for the three months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from a decrease in production, offset by higher average prices received. For the three months ended June 30, 1999, 6,136 barrels of oil, 3,776 barrels of NGLs and 14,034 mcf of gas were sold, or 12,251 BOEs. For the three months ended June 30, 1998, 7,262 barrels of oil, 3,445 barrels of NGLs and 15,503 mcf of gas were sold, or 13,291 BOEs.

     The average price received per barrel of oil increased $1.07, or 8%, from $13.59 for the three months ended June 30, 1998 to $14.66 for the same period in 1999. The average price received per barrel of NGLs decreased 5% from $8.67 during the three months ended June 30, 1998 to $8.21 for the same period in 1999. The average price received per mcf of gas decreased 7% from $1.82 during the three months ended June 30, 1998 to $1.70 in 1999.

     Costs and Expenses:

     Total costs and expenses decreased to $114,013 for the three months ended June 30, 1999 as compared to $134,750 for the same period in 1998, a decrease of $20,737, or 15%. This decrease was due to declines in depletion and G&A, offset by an increase in production costs.

     Production costs were $88,188 for the three months ended June 30, 1999 and $84,248 for the same period in 1998 resulting in a $3,940 increase, or 5%. This increase was the result of higher well maintenance costs incurred in an effort to stimulate well production and an increase in production taxes.

     During this period, G&A decreased, in aggregate, 6% from $5,191 for the three months ended June 30, 1998 to $4,882 for the same period in 1999.

     Depletion was $20,943 for the three months ended June 30, 1999 compared to $45,311 for the same period in 1998, a decrease of $24,368, or 54%. This decrease was primarily the result of an increase in proved reserves during the period ended June 30, 1999 due to the higher commodity prices, a reduction in oil production of 1,126 barrels for the three months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1998.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $109,829 during the six months ended June 30, 1999 from the same period ended June 30, 1998. This decrease was primarily due to a decline in oil and gas sales receipts and an increase in G&A expenses paid, offset by a decline in production costs paid.

  Net Cash Provided by (Used in) Investing Activities

     The Partnership's investing activities during the six months ended June 30, 1999 were related to refunds received on oil and gas equipment on active properties which were incurred during the six months ended June 30, 1998.

     Proceeds from salvage income of $4,410 were recognized during the six months ended June 30, 1999 on one fully depleted well. During the six months ended June 30, 1998, proceeds of $1,926 were derived from salvage income on one well plugged and abandoned in a prior year.

  Net Cash Used in Financing Activities

     Cash was sufficient for the six months ended June 30, 1999 to cover distributions to the partners of $45,634 of which $456 was distributed to the managing general partner and $45,178 to the limited partners. For the same period ended June 30, 1998, cash was sufficient for distributions to the partners of $172,718 of which $1,727 was distributed to the managing general partner and $170,991 to the limited partners.

     From the third quarter of 1997 through the first quarter of 1999, there was a declining trend in oil and gas levels. During the first quarter of 1999, the Organization of Petroleum Exporting Countries and certain other crude oil exporting nations announced reductions in their planned export volumes. These announcements, together with early indications that the nations have initiated their planned reductions, have had some stabilizing effect on commodity prices during the latter part of the first quarter of 1999 and into August 1999. However, no assurances can be given that the stabilizing effect of these actions, or the planned reductions in export volumes, will be sustained for an extended period of time.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright, or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     As of June 30, 1999, the managing general partner estimates that the assessment phase is approximately 99% complete and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     Through June 30, 1999, the managing general partner had distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 52% of the inquiries.

     The remedial phase of the managing general partner's Year 2000 project is in varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of June 30, 1999, the managing general partner estimates that the remedial phase is approximately 83% complete, on a worldwide basis, subject to continuing evaluations of the responses to third party inquiries and to the testing phase results. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and has completed the testing of the system for Year 2000 compliance. The remediation of non-information technology is expected to be completed by October 1999. The managing general partner's Year 2000 remedial actions have not delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of information technology systems by October 1999. The testing of the non-information technology remediation is scheduled to be completed by the end of November 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. As of June 30, 1999, the managing general partner's total costs incurred on the Year 2000 problem were $2.3 million, of which approximately $200 thousand were incurred to replace non-compliant systems.

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the business continuity and contingency planning phase of the managing general partner's Year 2000 project, contingency plans were designed to mitigate the exposures to mission critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

---------------

(1) "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements.

                           PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

  (a) Exhibits

     27.1 Financial Data Schedule

  (b) Reports on Form 8-K -- none

                          PARKER & PARSLEY 89-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARKER & PARSLEY 89-A, L.P.

                                            By: Pioneer Natural Resources USA,
                                                Inc.,   Managing General Partner

                                            By:       /s/ RICH DEALY
                                              ----------------------------------
                                                Rich Dealy, Vice President and
                                                   Chief Accounting Officer

Dated: August 9, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-K

                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                        COMMISSION FILE NO. 33-26097-01

                          PARKER & PARSLEY 89-A, L.P.
             (Exact name of Registrant as specified in its charter)

                DELAWARE                                  75-2297058
     (State or other jurisdiction of                   (I.R.S. Employer
     incorporation or organization)                 Identification Number)

303 WEST WALL, SUITE 101, MIDLAND, TEXAS                     79701
(Address of principal executive offices)                  (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

        Securities registered pursuant to Section 12(b) of the Act: NONE

          Securities registered pursuant to Section 12(g) of the Act:
                LIMITED PARTNERSHIP INTERESTS ($1,000 PER UNIT)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

     No market currently exists for the limited partnership interests of the Registrant. Based on original purchase price the aggregate market value of limited partnership interests owned by non-affiliates of the Registrant is $8,212,000.

     As of March 8, 1999, the number of outstanding limited partnership interests was 8,317.

     The following documents are incorporated by reference into the indicated parts of this Annual Report on Form 10-K: NONE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Parts I and II of this Report contain forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements. See "Item 1. Business" for a description of various factors that could materially affect the ability of the Partnership to achieve the anticipated results described in the forward looking statements.

                                     PART I

ITEM 1. BUSINESS

     Parker & Parsley 89-A, L.P. (the "Partnership") is a limited partnership organized in 1989 under the laws of the State of Delaware. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger. For a more complete description of the Parker & Parsley and Mesa merger, see Pioneer's Registration Statement on Form S-4 as filed with the Securities & Exchange Commission.

     A Registration Statement, as amended, filed pursuant to the Securities Act of 1933, registering limited partnership interests aggregating $70,000,000 in a series of Delaware limited partnerships formed under the Parker & Parsley 89 Development Drilling Program, was declared effective by the Securities and Exchange Commission on August 1, 1989. On October 30, 1989, the offering of limited partnership interests in the Partnership, the first partnership formed under such registration statement, was closed, with interests aggregating $8,317,000 being sold to 616 subscribers.

     The Partnership engages primarily in oil and gas development and production and is not involved in any industry segment other than oil and gas. See "Item 6. Selected Financial Data" and "Item 8. Financial Statements and Supplementary Data" of this report for a summary of the Partnership's revenue, income and identifiable assets.

     The principal markets during 1998 for the oil produced by the Partnership were refineries and oil transmission companies that have facilities near the Partnership's oil producing properties. The principal markets for the Partnership's gas were companies that have pipelines located near the Partnership's gas producing properties. Of the Partnership's total oil and gas revenues for 1998, approximately 59% and 12% were attributable to sales made to Genesis Crude Oil, L.P. and Western Gas Resources, Inc., respectively.

     The Partnership's revenues, profitability, cash flow and future rate of growth are highly dependent on the prevailing prices of oil and gas, which are affected by numerous factors beyond the Partnership's control. Oil and gas prices historically have been very volatile. A substantial or extended decline in the prices of oil or gas could have a material adverse effect on the Partnership's revenues, profitability and cash flow and could, under certain circumstances, result in a reduction in the carrying value of the Partnership's oil and gas properties.

     Because of the demand for oil and gas, the Partnership does not believe that the termination of the sales of its products to any one customer would have a material adverse impact on its operations. The loss of a particular customer for gas may have an effect if that particular customer has the only gas pipeline located in the areas of the Partnership's gas producing properties. The Partnership believes, however, that the effect would be temporary, until alternative arrangements could be made.

     Federal and state regulation of oil and gas operations generally includes the fixing of maximum prices for regulated categories of natural gas, the imposition of maximum allowable production rates, the taxation of income and other items and the protection of the environment. Although the Partnership believes that its business operations do not impair environmental quality and that its costs of complying with any applicable environmental regulations are not currently significant, the Partnership cannot predict what, if any, effect these environmental regulations may have on its current or future operations.

     The Partnership does not have any employees of its own. Pioneer USA employs 818 persons, many of whom dedicated a part of their time to the conduct of the Partnership's business during the period for which this report is filed. Pioneer USA supplies all management functions.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves.

     No material part of the Partnership's business is seasonal and the Partnership conducts no foreign operations.

ITEM 2. PROPERTIES

     The Partnership's properties consist primarily of leasehold interests in properties on which oil and gas wells are located. Such property interests are often subject to landowner royalties, overriding royalties and other oil and gas leasehold interests.

     Fractional working interests in developmental oil and gas prospects located in the Spraberry Trend area of West Texas were acquired by the Partnership, resulting in the Partnership's participation in the drilling of 33 oil and gas wells. One well has been plugged and abandoned. At December 31, 1998, 32 wells were producing.

     For information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities for the years then ended, see Note 7 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" below. Such reserves have been estimated by the engineering staff of Pioneer USA with a review by Williamson Petroleum Consultants, Inc., an independent petroleum consultant.

ITEM 3. LEGAL PROCEEDINGS

     The Partnership from time to time is a party to various legal proceedings incidental to its business involving claims in oil and gas leases or interests, other claims for damages in amounts not in excess of 10% of its current assets and other matters, none of which Pioneer believes to be material to the Partnership.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to a vote of security holders during the fourth quarter of 1998.

                                    PART II

ITEM 5. MARKET FOR PARTNERSHIP'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     At March 8, 1999, the Partnership had 8,317 outstanding limited partnership interests held of record by 607 subscribers. There is no established public trading market for the limited partnership interests. Under the limited partnership agreement, Pioneer USA has made certain commitments to purchase partnership interests at a computed value.

     Revenues which, in the sole judgement of the managing general partner, are not required to meet the Partnership's obligations are distributed to the partners at least quarterly in accordance with the limited partnership agreement. During the years ended December 31, 1998 and 1997, $237,642 and $520,560, respectively, of such revenue-related distributions were made to the limited partners.

ITEM 6. SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the years ended December 31:

                                      1998         1997         1996         1995         1994
                                   ----------   ----------   ----------   ----------   ----------
OPERATING RESULTS:
  Oil and gas sales..............  $  583,396   $  856,926   $1,132,944   $  932,815   $  982,923
                                   ==========   ==========   ==========   ==========   ==========
  Impairment of oil and gas
     properties..................  $  306,826   $  531,929   $       --   $  692,515   $       --
                                   ==========   ==========   ==========   ==========   ==========
  Net income (loss)..............  $ (444,718)  $ (269,363)  $  488,019   $ (589,248)  $  119,039
                                   ==========   ==========   ==========   ==========   ==========
  Allocation of net income
     (loss):
     Managing general partner....  $   (4,447)  $   (2,693)  $    4,880   $   (5,893)  $    1,304
                                   ==========   ==========   ==========   ==========   ==========
     Limited partners............  $ (440,271)  $ (266,670)  $  483,139   $ (583,355)  $  117,735
                                   ==========   ==========   ==========   ==========   ==========
  Limited partners' net income
     (loss) per limited
     partnership interest........  $   (52.94)  $   (32.06)  $    58.09   $   (70.14)  $    14.16
                                   ==========   ==========   ==========   ==========   ==========
  Limited partners' cash
     distributions per limited
     partnership interest........  $    28.57   $    62.59   $    68.92   $    56.70   $    63.80
                                   ==========   ==========   ==========   ==========   ==========
AT YEAR END:
  Total assets...................  $1,392,439   $2,099,131   $2,890,740   $3,021,200   $4,042,199
                                   ==========   ==========   ==========   ==========   ==========

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  1998 compared to 1997

     The Partnership's 1998 oil and gas revenues decreased 32% to $583,396 from $856,926 in 1997. The decrease in revenues resulted from lower average prices received. In 1998, 29,084 barrels of oil, 12,847 barrels of natural gas liquids ("NGLs") and 62,751 mcf of gas were sold, or 52,390 barrel of oil equivalents ("BOEs"). In 1997, 30,029 barrels of oil, 6,032 barrels of NGLs and 92,294 mcf of gas were sold, or 51,443 BOEs. Due to the decline characteristics of the Partnership's oil and gas properties, management expects a certain amount of decline in production in the future until the Partnership's economically recoverable reserves are fully depleted.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. Effective September 30, 1997, as a result of the merger with Mesa, the managing general partner accounts for processed natural gas production in two components: natural gas liquids and dry residue gas. As a result of the change in the managing general partner's policy, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, separate product volumes will not be comparable for periods prior to September 30, 1997. Also, prices for gas products will not be comparable as the price per mcf for natural gas for the year ended December 31, 1998 is the price received for dry residue gas and the price per mcf for natural gas produced prior to October 1997 was presented as a price for wet gas (i.e., natural gas liquids combined with dry residue gas).

     The average price received per barrel of oil decreased $6.25, or 32%, from $19.48 in 1997 to $13.23 in 1998. The average price received per barrel of NGLs decreased $4.13, or 37%, from $11.08 in 1997 to $6.95 in 1998. The average price received per mcf of gas decreased 22% from $2.22 in 1997 to $1.74 in 1998. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1998.

     Gain on disposition of assets of $1,926 was attributable to credits received in 1998 from the disposal of oil and gas equipment on a well that was plugged and abandoned in a prior year. A gain on disposition of assets of $22,957 was comprised of equipment credits on a well plugged and abandoned in 1997 less the write-off of remaining capitalized costs.

     Total costs and expenses decreased in 1998 to $1,038,152 as compared to $1,159,545 in 1997, a decrease of $121,393, or 10%. The decrease was primarily due to declines in the impairment of oil and gas properties, production costs, abandonments and general and administrative expenses ("G&A"), offset by an increase in depletion.

     Production costs were $362,377 in 1998 and $405,273 in 1997, resulting in a $42,896 decrease, or 11%. The decrease was due to declines in well maintenance costs, production taxes and workover costs.

     G&A components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 30% from $29,451 in 1997 to $20,635 in 1998. The Partnership paid the managing general partner $17,270 in 1998 and $25,384 in 1997 for G&A incurred on behalf of the Partnership. G&A is allocated, in part, to the Partnership by the managing general partner. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partners' activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the managing general partner reviews the Partnership's oil and gas properties for impairment whenever events or circumstances indicate a decline in the recoverability of the carrying value of the Partnership's assets may have occurred. Declining commodity prices prompted impairment reviews in 1998 and 1997. As a result of the review and evaluation of its long-lived assets for impairment, the Partnership recognized non-cash charges of $306,826 and $531,929 related to its oil and gas properties during 1998 and 1997, respectively.

     Depletion was $348,314 in 1998 compared to $182,263 in 1997. This represented an increase of $166,051. This increase was the result of a combination of factors that included a decline in proved reserves during 1998 due to the lower commodity prices, offset by a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1997 and a reduction in oil production of 945 barrels for the period ended December 31, 1998 compared to the same period in 1997.

  1997 compared to 1996

     The Partnership's 1997 oil and gas revenues decreased 24% to $856,926 from $1,132,944 in 1996. The decrease in revenues resulted from declines in production and lower average prices received. In 1997,

30,029 barrels of oil, 6,032 barrels of NGLs and 92,294 mcf of gas were sold, or 51,443 BOEs. In 1996, 36,531 barrels of oil and 131,428 mcf of gas were sold, or 58,436 BOEs.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. As is described above in "Results of Operations -- 1998 compared to 1997", the Partnership changed its method of accounting for processed natural gas to a dry gas basis in the fourth quarter of 1997. As a result of this change, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, 1997 and 1996 separate product volumes are not comparable.

     The declines in production volumes were primarily attributable to the decline characteristics of the Partnership's oil and gas properties.

     The average price received per barrel of oil decreased $2.24, or 10%, from $21.72 in 1996 to $19.48 in 1997. The average price received per barrel of NGLs during 1997 was $11.08. The average price received per mcf of gas decreased 14% from $2.58 in 1996 to $2.22 in 1997.

     A gain on disposition of assets of $22,957 was comprised of equipment credits received on one well plugged and abandoned in 1997 less the write-off of remaining capitalized costs.

     Total costs and expenses increased in 1997 to $1,159,545 as compared to $654,712 in 1996, an increase of $504,833, or 77%. The increase was primarily due to the impairment of oil and gas properties in 1997 and abandonments, offset by decreases in production costs, depletion and G&A.

     Production costs were $405,273 in 1997 and $423,914 in 1996, resulting in a $18,641 decrease. The decrease was due to a decline in workover costs and production taxes, offset by an increase in well maintenance costs.

     During this period, G&A decreased, in aggregate, 18% from $36,092 in 1996 to $29,451 in 1997. The Partnership paid the managing general partner $25,384 in 1997 and $32,317 in 1996 for G&A incurred on behalf of the Partnership.

     The Partnership recognized a non-cash SFAS 121 impairment provision of $531,929 related to its oil and gas properties during the fourth quarter of 1997.

     Depletion was $182,263 in 1997 compared to $194,706 in 1996. This represented a decrease of $12,443, or 6%. This decrease was primarily attributable to a reduction in oil production of 6,502 barrels in 1997 from 1996, offset by a decrease in oil and gas reserves during 1997 as a result of lower commodity prices.

IMPACT OF INFLATION AND CHANGING PRICES ON SALES AND NET INCOME

     Inflation impacts the fixed overhead rate charges of the lease operating expenses for the Partnership. During 1998, the annual change in the index of average weekly earnings of crude petroleum and gas production workers issued by the U.S. Department of Labor, Bureau of Labor Statistics increased (effective April 1, 1998) 10.3%. The 1997 annual change in average weekly earnings increased by 2%. The 1996 index increased 4.1%. The impact of inflation for other lease operating expenses is small due to the current economic condition of the oil industry.

     The oil and gas industry experienced volatility during the past decade because of the fluctuation of the supply of most fossil fuels relative to the demand for such products and other uncertainties in the world energy markets causing significant fluctuations in oil and gas prices. During 1998, the price per barrel for oil production similar to the Partnership's ranged from approximately $9.50 to $15.50. During most of 1997 and 1996, the Partnership benefitted from higher oil prices as compared to previous years. However, during the fourth quarter of 1997, oil prices began a downward trend that has continued into March 1999. On March 8, 1999, the market price for West Texas intermediate crude was $11.00 per barrel. A continuation of the current commodity price environment will continue to have an adverse effect on the

Partnership's revenues, operating cash flow and distributions and could result in additional decreases in the carrying value of the Partnership's oil and gas properties.

     Prices for natural gas are subject to ordinary seasonal fluctuations, and this volatility of natural gas prices may result in production being curtailed and, in some cases, wells being completely shut-in.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $294,651 during the year ended December 31, 1998 from the year ended December 31, 1997. This decrease was primarily attributable to declines in oil and gas sales receipts, offset by decreases in production costs and G&A expenses paid.

  Net Cash Provided by (Used in) Investing Activities

     The Partnership's investing activities during 1998 and 1997 were related to the addition of oil and gas equipment on active properties.

     Proceeds from disposition of assets of $1,926 from the salvage of equipment on one well plugged and abandoned in a prior year were received during 1998. Proceeds from disposition of assets of $32,539 were the result of equipment credits received from the abandonment of one oil and gas well during 1997.

  Net Cash Used in Financing Activities

     Cash was sufficient in 1998 for distributions to the partners of $240,042 of which $2,400 was distributed to the managing general partner and $237,642 to the limited partners. Cash was sufficient in 1997 for distributions to the partners of $525,818 of which $5,258 was distributed to the managing general partner and $520,560 to the limited partners.

     The current commodity price environment will continue to impact the distributions and could result in limited or no distributions to the partners.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     The assessment phase of the managing general partner's Year 2000 project is at varying stages of completion as it pertains to information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the assessment phase is approximately 86% complete, on a worldwide basis, and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     The managing general partner expects to complete the assessment phase of its Year 2000 project by the end of the first quarter of 1999 but is being delayed by limited responses received on inquiries made of third party businesses. To date, the managing general partner has distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 37% of those inquiries.

     The remedial phase of the managing general partner's Year 2000 project is also at varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the remedial phase is approximately 54% complete, on a worldwide basis, subject to the continuing results of the third party inquiry assessments and the testing phase. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and is currently testing this system for Year 2000 compliance. The remediation of non-information technology is expected to be completed during July 1999. The managing general partner's Year 2000 remedial actions have not significantly delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of the Artesia system upgrades by March 1999 and all other information technology systems and non-information technology remediation by the end of the third quarter of 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. The managing general partner intends to use its working capital to pay for the costs of the Year 2000 projects. As of December 31, 1998, the managing general partner's total costs incurred on the Year 2000 problem were $1.8 million, of which $200 thousand were incurred to replace non-compliant systems. The managing general partner will allocate a portion of the costs of the Year 2000 programming charges to the Partnership in accordance with the general and administration allocation. (See Note 2 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".)

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the assessment phase of the managing general partner's Year 2000 project, contingency plans are being designed to mitigate the exposures to mission-critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

                                                               PAGE
                                                               ----
Financial Statements of Parker & Parsley 89-A, L.P.:
  Independent Auditors' Report -- Ernst & Young LLP.........    10
  Independent Auditors' Report -- KPMG LLP..................    11
  Balance Sheets as of December 31, 1998 and 1997...........    12
  Statements of Operations for the Years Ended December 31,
     1998, 1997 and 1996....................................    13
  Statements of Partners' Capital for the Years Ended
     December 31, 1998, 1997 and 1996.......................    14
  Statements of Cash Flows for the Years Ended December 31,
     1998, 1997 and 1996....................................    15
  Notes to Financial Statements.............................    16

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 89-A, L.P.
(A Delaware Limited Partnership):

     We have audited the balance sheet of Parker & Parsley 89-A, L.P. as of December 31, 1998, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 89-A, L.P. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

Dallas, Texas
March 15, 1999

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 89-A, L.P.
(A Delaware Limited Partnership):

     We have audited the financial statements of Parker & Parsley 89-A, L.P. as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 89-A, L.P. as of December 31, 1997, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Midland, Texas
March 20, 1998

                          PARKER & PARSLEY 89-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                  DECEMBER 31

                                     ASSETS

                                                                 1998          1997
                                                              -----------   -----------
Current assets:
  Cash......................................................  $   117,381   $   167,674
  Accounts receivable -- oil and gas sales..................       65,380        83,558
                                                              -----------   -----------
          Total current assets..............................      182,761       251,232
                                                              -----------   -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    6,540,053     6,523,134
Accumulated depletion.......................................   (5,330,375)   (4,675,235)
                                                              -----------   -----------
          Net oil and gas properties........................    1,209,678     1,847,899
                                                              -----------   -----------
                                                              $ 1,392,439   $ 2,099,131
                                                              ===========   ===========

                           LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $     4,246   $    26,178
Partners' capital:
  Managing general partner..................................       14,075        20,922
  Limited partners (8,317 interests)........................    1,374,118     2,052,031
                                                              -----------   -----------
                                                                1,388,193     2,072,953
                                                              -----------   -----------
                                                              $ 1,392,439   $ 2,099,131
                                                              ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 89-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998         1997         1996
                                                           ----------   ----------   ----------
Revenues:
  Oil and gas............................................  $  583,396   $  856,926   $1,132,944
  Interest...............................................       8,112       10,299        9,787
  Gain on disposition of assets..........................       1,926       22,957           --
                                                           ----------   ----------   ----------
                                                              593,434      890,182    1,142,731
                                                           ----------   ----------   ----------
Costs and expenses:
  Oil and gas production.................................     362,377      405,273      423,914
  General and administrative.............................      20,635       29,451       36,092
  Impairment of oil and gas properties...................     306,826      531,929           --
  Depletion..............................................     348,314      182,263      194,706
  Abandonments...........................................          --       10,629           --
                                                           ----------   ----------   ----------
                                                            1,038,152    1,159,545      654,712
                                                           ----------   ----------   ----------
Net income (loss)........................................  $ (444,718)  $ (269,363)  $  488,019
                                                           ==========   ==========   ==========
Allocation of net income (loss):
  Managing general partner...............................  $   (4,447)  $   (2,693)  $    4,880
                                                           ==========   ==========   ==========
  Limited partners.......................................  $ (440,271)  $ (266,670)  $  483,139
                                                           ==========   ==========   ==========
Net income (loss) per limited partnership interest.......  $   (52.94)  $   (32.06)  $    58.09
                                                           ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 89-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                        STATEMENTS OF PARTNERS' CAPITAL

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Partners' capital at January 1, 1996.......................  $29,786    $2,929,323   $2,959,109
  Distributions............................................   (5,793)     (573,201)    (578,994)
  Net income...............................................    4,880       483,139      488,019
                                                             -------    ----------   ----------
Partners' capital at December 31, 1996.....................   28,873     2,839,261    2,868,134
  Distributions............................................   (5,258)     (520,560)    (525,818)
  Net loss.................................................   (2,693)     (266,670)    (269,363)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1997.....................   20,922     2,052,031    2,072,953
  Distributions............................................   (2,400)     (237,642)    (240,042)
  Net loss.................................................   (4,447)     (440,271)    (444,718)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1998.....................  $14,075    $1,374,118   $1,388,193
                                                             =======    ==========   ==========

        The accompanying notes are an integral part of these statements.

                          PARKER & PARSLEY 89-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998        1997        1996
                                                            ---------   ---------   ---------
Cash flows from operating activities:
  Net income (loss).......................................  $(444,718)  $(269,363)  $ 488,019
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Impairment of oil and gas properties.................    306,826     531,929          --
     Depletion............................................    348,314     182,263     194,706
     Gain on disposition of assets........................     (1,926)    (22,957)         --
  Changes in assets and liabilities:
     Accounts receivable..................................     18,178      86,746     (74,358)
     Accounts payable.....................................     (9,135)      3,572     (39,485)
                                                            ---------   ---------   ---------
          Net cash provided by operating activities.......    217,539     512,190     568,882
                                                            ---------   ---------   ---------
Cash flows from investing activities:
  Additions to oil and gas properties.....................    (29,716)    (14,108)         --
  Proceeds from disposition of assets.....................      1,926      32,539       2,842
                                                            ---------   ---------   ---------
          Net cash provided by (used in) investing
            activities....................................    (27,790)     18,431       2,842
                                                            ---------   ---------   ---------
Cash flows from financing activities:
  Cash distributions to partners..........................   (240,042)   (525,818)   (578,994)
                                                            ---------   ---------   ---------
Net increase (decrease) in cash...........................    (50,293)      4,803      (7,270)
Cash at beginning of year.................................    167,674     162,871     170,141
                                                            ---------   ---------   ---------
Cash at end of year.......................................  $ 117,381   $ 167,674   $ 162,871
                                                            =========   =========   =========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 89-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 89-A, L.P. (the "Partnership") is a limited partnership organized in 1989 under the laws of the State of Delaware. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Oil and gas properties -- The Partnership utilizes the successful efforts method of accounting for its oil and gas properties and equipment. Under this method, all costs associated with productive wells and nonproductive development wells are capitalized while nonproductive exploration costs are expensed. Capitalized costs relating to proved properties are depleted using the unit-of-production method on a property-by-property basis based on proved oil (dominant mineral) reserves as determined by the engineering staff of Pioneer USA, the Partnership's managing general partner, and reviewed by independent petroleum consultants. The carrying amounts of properties sold or otherwise disposed of and the related allowances for depletion are eliminated from the accounts and any gain or loss is included in operations.

     Impairment of long-lived assets -- In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the Partnership reviews its long-lived assets to be held and used on an individual property basis, including oil and gas properties accounted for under the successful efforts method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows is less than the carrying amount of the assets. In this circumstance, the Partnership recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

     Use of estimates in the preparation of financial statements -- Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Net income (loss) per limited partnership interest -- The net income (loss) per limited partnership interest is calculated by using the number of outstanding limited partnership interests.

     Income taxes -- A Federal income tax provision has not been included in the financial statements as the income of the Partnership is included in the individual Federal income tax returns of the respective partners.

                          PARKER & PARSLEY 89-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Statements of cash flows -- For purposes of reporting cash flows, cash includes depository accounts held by banks.

     General and administrative expenses -- General and administrative expenses are allocated in part to the Partnership by the managing general partner or its affiliates. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     Reclassifications -- Certain reclassifications may have been made to the 1997 and 1996 financial statements to conform to the 1998 financial statement presentations.

     Environmental -- The Partnership is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Partnership to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of cash payments for the liability or component are fixed or reliably determinable. No such liabilities have been accrued as of December 31, 1998.

     Revenue recognition -- The Partnership uses the entitlements method of accounting for crude oil and natural gas revenues.

     Reporting comprehensive income -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") establishes standards for the reporting and display of comprehensive income (loss) and its components in a full set of general purpose financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Partnership has no items of other comprehensive income (loss), as defined by SFAS No. 130. Consequently, the provisions of SFAS No. 130 do not apply to the Partnership.

NOTE 3. IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS 121, the Partnership reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of the carrying value of the Partnership's oil and gas properties. Based upon a decline in the Partnership's outlook for future commodity prices, the Partnership has estimated the expected future cash flows of its oil and gas properties as of December 31, 1998, 1997 and 1996, and compared such estimated future cash flows to the respective carrying amount of the oil and gas properties to determine if the carrying amounts were likely to be recoverable. For those proved oil and gas properties for which the carrying amount exceeded the estimated future cash flows, an impairment was determined to exist; therefore, the Partnership adjusted the carrying amount of those oil and gas properties to their fair value as determined by discounting their expected future cash flows at a discount rate commensurate with the risks involved in the industry. As a result, the Partnership recognized non-cash impairment provisions of $306,826 and $531,929 related to its proved oil and gas properties during 1998 and 1997, respectively.

                          PARKER & PARSLEY 89-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. INCOME TAXES

     The financial statement basis of the Partnership's net assets and liabilities was $328,429 greater than the tax basis at December 31, 1998.

     The following is a reconciliation of net income (loss) per statements of operations with the net income per Federal income tax returns for the years ended December 31:

                                                       1998        1997        1996
                                                     ---------   ---------   --------
Net income (loss) per statements of operations.....  $(444,718)  $(269,363)  $488,019
Depletion and depreciation provisions for tax
  reporting purposes (greater than) less than
  amounts for financial reporting purposes.........    336,801     142,231    (42,769)
Impairment of oil and gas properties for financial
  reporting purposes...............................    306,826     531,929         --
Salvage income.....................................         --      31,751      4,992
Other..............................................      3,948     (28,358)     3,761
                                                     ---------   ---------   --------
          Net income per Federal income tax
            returns................................  $ 202,857   $ 408,190   $454,003
                                                     =========   =========   ========

NOTE 5. OIL AND GAS PRODUCING ACTIVITIES

     The following is a summary of the net costs incurred, whether capitalized or expensed, related to the Partnership's oil and gas producing activities for the years ended December 31:

                                                             1998     1997     1996
                                                            -------   -----   -------
Development costs.........................................  $16,919   $(406)  $(2,842)
                                                            =======   =====   =======

     Capitalized oil and gas properties consist of the following:

                                                                1998          1997
                                                             -----------   -----------
Proved properties:
  Property acquisition costs...............................  $   279,410   $   279,410
  Completed wells and equipment............................    6,260,643     6,243,724
                                                             -----------   -----------
                                                               6,540,053     6,523,134
Accumulated depletion......................................   (5,330,375)   (4,675,235)
                                                             -----------   -----------
          Net capitalized costs............................  $ 1,209,678   $ 1,847,899
                                                             ===========   ===========

NOTE 6. RELATED PARTY TRANSACTIONS

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $153,822   $161,457   $160,155
Reimbursement of general and administrative
  expenses...........................................  $ 17,270   $ 25,384   $ 32,317

     The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Pioneer USA, P&P Employees 89-A Conv., Ltd.

                          PARKER & PARSLEY 89-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

("EMPL") (the "Entities"), Parker & Parsley 89-A Conv., L.P. and the Partnership (the "Partnerships") are parties to the Program agreement. EMPL is a limited partnership organized for the benefit of certain employees of Pioneer USA.

     The costs and revenues of the Program are allocated to the Entities and the Partnerships as follows:

                                                             ENTITIES(1)   PARTNERSHIPS(2)
                                                             -----------   ---------------
Revenues:
  Proceeds from disposition of depreciable and depletable
     properties --
     First three years.....................................   14.141414%      85.858586%
     After first three years...............................   19.191919%      80.808081%
  All other revenues --
     First three years.....................................   14.141414%      85.858586%
     After first three years...............................   19.191919%      80.808081%
Costs and expenses:
  Lease acquisition costs, drilling and completion costs
     and all other costs...................................    9.090909%      90.909091%
  Operating costs, reporting and legal expenses and general
     and administrative expenses --
     First three years.....................................   14.141414%      85.858586%
     After first three years...............................   19.191919%      80.808081%

---------------

(1) Excludes Pioneer USA's 1% general partner ownership which is allocated at the Partnership level and 105 limited partner interests owned by Pioneer USA.

(2) The allocation between the Partnership and Parker & Parsley 89-A Conv., L.P. is 74.833543% and 25.166457%, respectively.

NOTE 7. OIL AND GAS INFORMATION (UNAUDITED)

     The following table presents information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities during the years then ended. Due to a change in the accounting policy of the managing general partner in 1997, the Partnership began accounting for processed natural gas production in two components: processed natural gas liquids ("NGLs") and dry residue gas. NGLs are reflected in "Oil and NGLs" in the table below. All of the Partnership's reserves are proved developed and located within the United States. The Partnership's reserves are based on an evaluation prepared by the engineering staff of Pioneer USA and reviewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant, using criteria established by

                          PARKER & PARSLEY 89-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

the Securities and Exchange Commission. Reserve value information is available to limited partners pursuant to the Partnership agreement and, therefore, is not presented.

                                                              OIL AND NGLS      GAS
                                                                 (BBLS)        (MCF)
                                                              ------------   ----------
Net proved reserves at January 1, 1996......................     483,752      1,690,761
Revisions...................................................     108,354        653,434
Production..................................................     (36,531)      (131,428)
                                                                --------     ----------
Net proved reserves at December 31, 1996....................     555,575      2,212,767
Revisions...................................................      45,139     (1,149,379)
Production..................................................     (36,061)       (92,294)
                                                                --------     ----------
Net proved reserves at December 31, 1997....................     564,653        971,094
Revisions...................................................    (248,699)      (328,006)
Production..................................................     (41,931)       (62,751)
                                                                --------     ----------
Net proved reserves at December 31, 1998....................     274,023        580,337
                                                                ========     ==========

     As of December 31, 1998, the estimated present value of future net revenues of proved reserves, calculated using December 31, 1998 prices of $10.61 per barrel of oil, $4.20 per barrel of NGLs and $1.60 per mcf of gas, discounted at 10% was approximately $613,000 and undiscounted was $914,000.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves. The Partnership emphasizes that reserve estimates are inherently imprecise and, accordingly, the estimates are expected to change as future information becomes available.

NOTE 8. MAJOR CUSTOMERS

     The following table reflects the major customers of the Partnership's oil and gas sales (a major customer is defined as a customer whose sales exceed 10% of total sales) during the years ended December 31:

                                                              1998   1997   1996
                                                              ----   ----   ----
Genesis Crude Oil, L.P......................................   59%    60%    63%
Western Gas Resources, Inc. ................................   12%    11%    11%
Producers Energy Marketing, LLC.............................    1%    10%     4%

     At December 31, 1998, the amounts receivable from Genesis Crude Oil, L.P. and Western Gas Resources, Inc. were $26,956 and $11,426, respectively, which are included in the caption "Accounts receivable -- oil and gas sales" in the accompanying Balance Sheet.

     The Partnership's share of oil and gas production is sold to various purchasers. Pioneer USA is of the opinion that the loss of any one purchaser would not have an adverse effect on the ability of the Partnership to sell its oil and gas production.

                          PARKER & PARSLEY 89-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 9. ORGANIZATION AND OPERATIONS

     The Partnership was organized October 30, 1989 as a limited partnership under the Delaware Act for the purpose of acquiring and developing oil and gas properties. The following is a brief summary of the more significant provisions of the limited partnership agreement:

          Managing general partner -- The managing general partner of the Partnership is Pioneer USA. Pioneer USA has the power and authority to manage, control and administer all Program and Partnership affairs. As managing general partner and operator of the Partnership's properties, all production expenses are incurred by Pioneer USA and billed to the Partnership and a portion of revenue is initially received by Pioneer USA prior to being paid to the Partnership. Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues.

          Limited partner liability -- The maximum amount of liability of any limited partner is the total contributions of such partner plus his share of any undistributed profits.

          Initial capital contributions -- The limited partners entered into subscription agreements for aggregate capital contributions of $8,317,000. The managing general partner is required to contribute amounts equal to 1% of initial Partnership capital less commission and offering expenses allocated to the limited partners and to contribute amounts necessary to pay costs and expenses allocated to it under the Partnership agreement to the extent its share of revenues does not cover such costs.

ITEM 9.CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP

     The Partnership does not have any officers or directors. Under the limited partnership agreement, the Partnership's managing general partner, Pioneer USA, is granted the exclusive right and full authority to manage, control and administer the Partnership's business.

     Set forth below are the names, ages and positions of the directors and executive officers of Pioneer USA. Directors of Pioneer USA are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

                                        AGE AT
                                     DECEMBER 31,
NAME                                     1998                    POSITION
----                                 ------------                --------
Scott D. Sheffield.................       46        President and Director

Timothy L. Dove....................       42        Executive Vice President and
                                                    Director

Dennis E. Fagerstone...............       49        Executive Vice President and
                                                    Director

Mark L. Withrow....................       51        Executive Vice President, General
                                                    Counsel and Director

M. Garrett Smith...................       37        Executive Vice President, Chief
                                                    Financial Officer and Director

Mel Fischer (a)....................       64        Executive Vice President

Lon C. Kile........................       43        Executive Vice President

Rich Dealy.........................       32        Vice President and Chief Accounting
                                                    Officer

---------------

(a) Mr. Fischer was a director and officer until his retirement from Pioneer and Pioneer USA on February 19, 1999.

     Scott D. Sheffield. Mr. Sheffield is a distinguished graduate of The University of Texas with a B.S. in Petroleum Engineering. Since August 1997, he has served as President, Chief Executive Officer and a director of Pioneer and President and a director of Pioneer USA. Mr. Sheffield was the President and a director of Parker & Parsley from May 1990 until August 1997 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley from October 1990 until August 1997. He was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. He served as Vice President -- Engineering of PPDC from September 1981 until April 1985 when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove became Executive Vice President -- Business Development of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Prior to joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp, in various capacities in international exploration and production, marketing, refining and marketing and planning and development. Mr. Dove earned a B.S. in Mechanical Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. He served as Executive Vice President and Chief Operating Officer of Mesa from March 1, 1997 until August 1997. From October 1996 to February 1997, Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa and from May 1991 to October 1996, he served as Vice President -- Exploration and Production of Mesa. From June 1988 to May 1991, Mr. Fagerstone served as Vice President -- Operations of Mesa.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a B. S. in Accounting and Texas Tech University with a Juris Doctorate degree, became Executive Vice President, General Counsel and Secretary of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Withrow was Vice President -- General Counsel of Parker & Parsley from January 1991, when he joined Parker & Parsley, to January 1995, when he was appointed Senior Vice President -- General Counsel. He was Parker & Parsley's Secretary from August 1992 until August 1997. Prior to joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     M. Garrett Smith. Mr. Smith, a graduate of The University of Texas with a B.S. in Electrical Engineering and Southern Methodist University with an M.B.A., was appointed Executive Vice President and Chief Financial Officer of Pioneer in December 1997. He served as Senior Vice President -- Finance of Pioneer from August 1997 until December 1997. Mr. Smith was elected Senior Vice President -- Finance and a director of Pioneer USA in August 1997. He served as Vice President -- Corporate Acquisitions of Mesa from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of Mesa and from 1994 to 1996 he served as Director of Financial Planning of Mesa. Mr. Smith was employed by BTC Partners, Inc. (a former financial advisor to Mesa) from 1989 to 1994.

     Mel Fischer. Mr. Fischer, a graduate of the University of California at Berkeley with a Masters degree in Geology, became Executive Vice President -Worldwide Exploration of Pioneer and Pioneer USA in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997 and was Executive Vice President -- Worldwide Exploration for Parker & Parsley from February 1997 to August 1997. Mr. Fischer retired from Pioneer and Pioneer USA effective February 15, 1999. He worked in the petroleum industry for 32 years, starting as a Petroleum Geologist with Texaco in 1962, and retiring as President, Occidental International Exploration and Production Company in March 1994. For the 10 years prior to becoming President of Occidental International, he served as Executive Vice President, World Wide Exploration with Occidental Oil and Gas Corporation. He is a registered geologist in the State of California, a member of the American Association of Petroleum Geologists and an emeritus member of the Board of Advisors for the Earth Sciences Research Institute at the University of Utah.

     Lon C. Kile. Mr. Kile, a graduate of Oklahoma State University with a B.B.A. in Accounting, became Executive Vice President of Pioneer and Pioneer USA in August 1997. Mr. Kile was Senior Vice President -- Investor Relations from October 1996 to August 1997. Previously, he served as Vice President and Manager of the Mid-Continent Division, Vice President -- Equity Finance & Analysis and Vice President -- Marketing & Program Administration. Prior to joining Parker & Parsley in 1985, he was employed as Supervisor -- Senior, Audit, in charge of Parker & Parsley's audit, with Arthur Young.

     Rich Dealy. Mr. Dealy is a graduate of Eastern New Mexico University with a B.B.A. in Accounting and Finance and is a Certified Public Accountant. He became Vice President and Chief Accounting Officer of Pioneer and Pioneer USA in February 1998. Mr. Dealy served as Controller of Pioneer USA from August 1997 to February 1998. He served as Controller of Parker & Parsley from August 1995 to

August 1997. Mr. Dealy joined Parker & Parsley as an Accounting Manager in July, 1992. He was previously employed with KPMG Peat Marwick as an Audit Senior, in charge of Parker & Parsley's audit.

ITEM 11. EXECUTIVE COMPENSATION

     The Partnership does not have any directors or officers. Management of the Partnership is vested in Pioneer USA, the managing general partner. The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Under the Program agreement, Pioneer USA and P&P Employees 89-A Conv., Ltd. ("EMPL") pay approximately 10% of the Partnership's acquisition, drilling and completion costs and approximately 15% during the first three years and approximately 20% after three years of its operating and general and administrative expenses. In return, they are allocated approximately 15% during the first three years and approximately 20% after three years of the Partnership's revenues. See Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" for information regarding fees and reimbursements paid to the managing general partner or its affiliates by the Partnership.

     Pioneer USA's current executive officers and other employees are general partners of EMPL which serves as a co-general partner of the Program. Under this arrangement, EMPL pays approximately 2.5% of the Partnership's acquisition, drilling and completion costs and approximately 3.75% during the first three years and approximately 5% after three years of its operating and general and administrative expenses. In return, EMPL is allocated approximately 3.75% during the first three years and approximately 5% after three years of the Partnership's revenues. EMPL does not receive any fees or reimbursements from the Partnership.

     The Partnership does not directly pay any salaries of the executive officers of Pioneer USA, but does pay a portion of Pioneer USA's general and administrative expenses of which these salaries are a part. See Note 6 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  (a) Beneficial owners of more than five percent

     The Partnership is not aware of any person who beneficially owns 5% or more of the outstanding limited partnership interests of the Partnership. Pioneer USA owned 105 limited partner interests at January 1, 1999.

  (b) Security ownership of management

     The Partnership does not have any officers or directors. The managing general partner of the Partnership, Pioneer USA, has the exclusive right and full authority to manage, control and administer the Partnership's business. Under the limited partnership agreement, limited partners holding a majority of the outstanding limited partnership interests have the right to take certain actions, including the removal of the managing general partner or any other general partner. The Partnership is not aware of any current arrangement or activity which may lead to such removal. The Partnership is not aware of any officer or director of Pioneer USA who beneficially owns limited partnership interests in the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Transactions with the managing general partner or its affiliates

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $153,822   $161,457   $160,155
Reimbursement of general and administrative
  expenses...........................................  $ 17,270   $ 25,384   $ 32,317

     Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues. Also, see Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" regarding the Partnership's participation with the managing general partner in oil and gas activities of the Program.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

  (a) 1. Financial statements

     The following are filed as part of this annual report:

          Independent Auditors' Report -- Ernst & Young LLP

          Independent Auditors' Report -- KPMG LLP

          Balance sheets as of December 31, 1998 and 1997

          Statements of operations for the years ended December 31, 1998, 1997 and 1996

          Statements of partners' capital for the years ended December 31, 1998, 1997 and 1996

          Statements of cash flows for the years ended December 31, 1998, 1997 and 1996

          Notes to financial statements

  2. Financial statement schedules

     All financial statement schedules have been omitted since the required information is in the financial statements or notes thereto, or is not applicable nor required.

  (b) Reports on Form 8-K

     None.

  (c) Exhibits

     The exhibits listed on the accompanying index to exhibits are filed or incorporated by reference as part of this annual report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PARKER & PARSLEY 89-A, L.P.

                                            By: Pioneer Natural Resources USA,
                                                Inc.
                                                Managing General Partner

                                            By:   /s/ SCOTT D. SHEFFIELD
                                              ----------------------------------
                                                     Scott D. Sheffield,
                                                          President

Dated: March 26, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


               /s/ SCOTT D. SHEFFIELD                  President and Director of        March 26, 1999
-----------------------------------------------------    Pioneer USA
                 Scott D. Sheffield

                 /s/ TIMOTHY L. DOVE                   Executive Vice President and     March 26, 1999
-----------------------------------------------------    Director of Pioneer USA
                   Timothy L. Dove

              /s/ DENNIS E. FAGERSTONE                 Executive Vice President and     March 26, 1999
-----------------------------------------------------    Director of Pioneer USA
                Dennis E. Fagerstone

                 /s/ MARK L. WITHROW                   Executive Vice President,        March 26, 1999
-----------------------------------------------------    General Counsel and Director
                   Mark L. Withrow                       of Pioneer USA

                /s/ M. GARRETT SMITH                   Executive Vice President, Chief  March 26, 1999
-----------------------------------------------------    Financial Officer and
                  M. Garrett Smith                       Director of Pioneer USA

                   /s/ LON C. KILE                     Executive Vice President of      March 26, 1999
-----------------------------------------------------    Pioneer USA
                     Lon C. Kile

                   /s/ RICH DEALY                      Vice President and Chief         March 26, 1999
-----------------------------------------------------    Accounting Officer of Pioneer
                     Rich Dealy                          USA

                          PARKER & PARSLEY 89-A, L.P.

                               INDEX TO EXHIBITS

     The following documents are incorporated by reference in response to Item 14(c):

     EXHIBIT NUMBER                              DESCRIPTION
     --------------                              -----------
          3(a)           -- Form of Agreement of Limited Partnership of Parker &
                            Parsley 89-A, L.P. incorporated by reference to Exhibit A
                            of the Post-Effective Amendment No. 1 of the
                            Partnership's Registration Statement on Form S-1
                            (Registration No. 33-26097)
          4(b)           -- Form of Limited Partner Subscription Agreement
                            incorporated by reference to Exhibit C of the
                            Post-Effective Amendment No. 1 of the Partnership's
                            Registration Statement on Form S-1 (Registration No.
                            33-26097)
          4(b)           -- Form of General Partner Subscription Agreement
                            incorporated by reference to Exhibit D of the
                            Post-Effective Amendment No. 1 of the Partnership's
                            Registration Statement on Form S-1 (Registration No.
                            33-26097)
          4(b)           -- Power of Attorney incorporated by reference to Exhibit B of Amendment No. 1 of the Partnership's Registration
                            Statement on Form S-1 (Registration No. 33-26097)
          4(c)           -- Specimen Certificate of Limited Partnership Interest
                            incorporated by reference to Exhibit 4c of the
                            Partnership's Registration Statement on Form S-1
                            (Registration No. 33-26097)
         10(b)           -- Form of Development Drilling Program Agreement
                            incorporated by reference to Exhibit B of the
                            Post-Effective Amendment No. 1 of the Partnership's
                            Registration Statement on Form S-1 (Registration No.
                            33-26097)
         27.1*           -- Financial Data Schedule

---------------

* Filed herewith

                          PARKER & PARSLEY 89-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)
                        DECEMBER 31, 1998, 1997 AND 1996

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

     The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing discounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rates to the difference.

     Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider probable reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                1998       1997       1996
                                                              --------   --------   ---------
                                                                      (IN THOUSANDS)
Oil and gas producing activities:
  Future cash inflows.......................................  $ 3,146    $11,062    $ 22,161
  Future production costs...................................   (2,232)    (6,339)    (10,443)
  Future development costs..................................       --         --         132
                                                              -------    -------    --------
                                                                  914      4,723      11,850
  10% annual discount factor................................     (301)    (2,138)     (6,111)
                                                              -------    -------    --------
  Standardized measure of discounted future net cash
     flows..................................................  $   613    $ 2,585    $  5,739
                                                              =======    =======    ========

                                                                YEAR ENDED DECEMBER 31,
                                                              ----------------------------
                                                               1998      1997       1996
                                                              -------   -------   --------
                                                                     (IN THOUSANDS)
Oil and Gas Producing Activities:
  Oil and gas sales, net of production costs................  $  (221)  $  (452)  $   (709)
  Net changes in prices and production costs................   (1,520)   (2,697)     2,362
  Extensions and discoveries................................       --        --         --
  Sales of minerals-in-place................................       --        --         --
  Purchases of minerals-in-place............................       --        --         --
  Revisions of estimated future development costs...........       --       (72)       (65)
  Revisions of previous quantity estimates and reserves
     added by development drilling..........................     (409)     (461)     1,448
  Accretion of discount.....................................      259       573        287
  Changes in production rates, timing and other.............      (81)      (45)      (453)
                                                              -------   -------   --------
  Change in present value of future net revenues............   (1,972)   (3,154)     2,870
                                                              -------   -------   --------
  Balance, beginning of year................................    2,585     5,739      2,869
                                                              -------   -------   --------
  Balance, end of year......................................  $   613   $ 2,585   $  5,739
                                                              =======   =======   ========

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                            SUPPLEMENTAL INFORMATION

                                       OF

          PARKER & PARSLEY 90-A, L.P., A DELAWARE LIMITED PARTNERSHIP

                                       TO

            PROXY STATEMENT DATED                             , 1999

                             ----------------------

       THE DATE OF THIS SUPPLEMENT IS                             , 1999
                             ----------------------

     This document contains important information specific to Parker & Parsley
90-A, L.P. and supplements the proxy statement dated             , 1999, of
Pioneer Natural Resources USA, Inc., by which Pioneer USA is soliciting proxies to be voted at a special meeting of limited partners of the partnerships described in the proxy statement. The purpose of the special meeting is for you to vote upon the merger of Parker & Parsley 90-A, L.P. with and into Pioneer USA that, if completed, will result in your receiving cash for your partnership interests.

     This supplement contains the following information concerning Parker & Parsley 90-A, L.P.:

     - A table containing:

        -- the aggregate initial investment by the limited partners

        -- the aggregate historical limited partner distributions through June
           30, 1999

        -- the merger value per $1,000 limited partner investment as of June 30,
           1999

        -- the merger value per $1,000 limited partner investment as a multiple of distributions for the 12 months ended June 30, 1999

        -- the book value per $1,000 limited partner investment as of June 30, 1999 and as of December 31, 1998 and

        -- the ordinary tax loss per $1,000 limited partner investment in year of initial investment

     - Quarterly Report on Form 10-Q for the six months ended June 30, 1999

     - Annual Report on Form 10-K for the year ended December 31, 1998

     - Disclosures about the partnership's oil and gas producing activities

                          PARKER & PARSLEY 90-A, L.P.

                         SUPPLEMENTAL INFORMATION TABLE

Aggregate Initial Investment by the Limited Partners(a).....  $ 6,811
Aggregate Historical Limited Partner Distributions through
  June 30, 1999(a)..........................................  $ 5,379
Merger Value per $1,000 Limited Partner Investment as of
  June 30, 1999(b)..........................................  $158.27
Merger Value per $1,000 Limited Partner Investment as a
  Multiple of Distributions for the 12 Months ended June 30,
  1999(b)...................................................    10.81times
Book Value per $1,000 Limited Partner Investment:
  -- as of June 30, 1999(b).................................  $193.39
  -- as of December 31, 1998(b).............................  $199.51
Ordinary Tax Loss per $1,000 Limited Partner Investment in
  Year of Initial Investment(b), (c)........................  $   377

---------------

(a)  Stated in thousands.

(b) Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

(c) Your ability to use your distributive share of the partnership's loss to offset your other income may have been subject to certain limitations at your level as a partner, and you may therefore wish to consult your tax advisor to determine the additional value, if any, actually realized by you in your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                        COMMISSION FILE NO. 33-26097-05

                          PARKER & PARSLEY 90-A, L.P.
             (Exact name of Registrant as specified in its charter)

                        DELAWARE                                                  75-2329245
             (State or other jurisdiction of                                   (I.R.S. Employer
             incorporation or organization)                                 Identification Number)

        303 WEST WALL, SUITE 101, MIDLAND, TEXAS                                     79701
        (Address of principal executive offices)                                  (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          PARKER & PARSLEY 90-A, L.P.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
                   PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS
     Balance Sheets as of June 30, 1999 and December 31,
      1998..................................................     3
     Statements of Operations for the three and six months
      ended June 30, 1999 and 1998..........................     4
     Statement of Partners' Capital for the six months ended
      June 30, 1999.........................................     5
     Statements of Cash Flows for the six months ended June
      30, 1999 and 1998.....................................     6
     Notes to Financial Statements..........................     7

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
        CONDITION AND RESULTS OF OPERATIONS.................     8

                    PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K....................    11
     27.1 Financial Reporting Schedule
     Signatures.............................................    12

                         PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                          PARKER & PARSLEY 90-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                     ASSETS

                                                               JUNE 30,     DECEMBER 31,
                                                                 1999           1998
                                                              -----------   ------------
                                                              (UNAUDITED)
Current assets:
  Cash......................................................  $   108,664   $    92,210
  Accounts receivable -- oil and gas sales..................       67,453        50,121
                                                              -----------   -----------
          Total current assets..............................      176,117       142,331
                                                              -----------   -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    5,070,780     5,076,345
Accumulated depletion.......................................   (3,898,611)   (3,832,899)
                                                              -----------   -----------
          Net oil and gas properties........................    1,172,169     1,243,446
                                                              -----------   -----------
                                                              $ 1,348,286   $ 1,385,777
                                                              ===========   ===========

                           LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $    17,726   $    13,101
Partners' capital:
  Managing general partner..................................       13,387        13,808
  Limited partners (6,811 interests)........................    1,317,173     1,358,868
                                                              -----------   -----------
                                                                1,330,560     1,372,676
                                                              -----------   -----------
                                                              $ 1,348,286   $ 1,385,777
                                                              ===========   ===========

  The financial information included as of June 30, 1999 has been prepared by management
                without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 90-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                     THREE MONTHS ENDED     SIX MONTHS ENDED
                                                          JUNE 30,              JUNE 30,
                                                     -------------------   -------------------
                                                       1999       1998       1999       1998
                                                     --------   --------   --------   --------
Revenues:
  Oil and gas......................................  $111,127   $113,383   $195,089   $240,589
  Interest.........................................     1,063      1,500      1,956      3,199
                                                     --------   --------   --------   --------
                                                      112,190    114,883    197,045    243,788
                                                     --------   --------   --------   --------
Costs and expenses:
  Oil and gas production...........................    71,921     75,490    132,744    148,593
  General and administrative.......................     3,806      7,201      7,264     11,447
  Depletion........................................    21,066     34,815     65,712     67,710
                                                     --------   --------   --------   --------
                                                       96,793    117,506    205,720    227,750
                                                     --------   --------   --------   --------
Net income (loss)..................................  $ 15,397   $ (2,623)  $ (8,675)  $ 16,038
                                                     ========   ========   ========   ========
Allocation of net income (loss):
  Managing general partner.........................  $    154   $    (26)  $    (87)  $    160
                                                     ========   ========   ========   ========
  Limited partners.................................  $ 15,243   $ (2,597)  $ (8,588)  $ 15,878
                                                     ========   ========   ========   ========
Net income (loss) per limited partnership
  interest.........................................  $   2.24   $   (.38)  $  (1.26)  $   2.33
                                                     ========   ========   ========   ========
Distributions per limited partnership interest.....  $   1.68   $   6.05   $   4.86   $  18.98
                                                     ========   ========   ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 90-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         STATEMENT OF PARTNERS' CAPITAL
                                  (UNAUDITED)

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Balance at January 1, 1999.................................  $13,808    $1,358,868   $1,372,676
  Distributions............................................     (334)      (33,107)     (33,441)
  Net loss.................................................      (87)       (8,588)      (8,675)
                                                             -------    ----------   ----------
Balance at June 30, 1999...................................  $13,387    $1,317,173   $1,330,560
                                                             =======    ==========   ==========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 90-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                    JUNE 30,
                                                              --------------------
                                                                1999       1998
                                                              --------   ---------
Cash flows from operating activities:
  Net income (loss).........................................  $ (8,675)  $  16,038
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Depletion..............................................    65,712      67,710
  Changes in assets and liabilities:
     Accounts receivable....................................   (17,332)     30,977
     Accounts payable.......................................     4,625       8,171
                                                              --------   ---------
          Net cash provided by operating activities.........    44,330     122,896
                                                              --------   ---------
Cash flows used in investing activities:
  Additions to oil and gas properties.......................    (1,655)     (6,679)
  Proceeds from asset dispositions..........................     7,220          --
                                                              --------   ---------
          Net cash provided by (used in) investing
            activities......................................     5,565      (6,679)
                                                              --------   ---------
Cash flows used in financing activities:
  Cash distributions to partners............................   (33,441)   (130,571)
                                                              --------   ---------
Net increase (decrease) in cash.............................    16,454     (14,354)
Cash at beginning of period.................................    92,210     116,510
                                                              --------   ---------
Cash at end of period.......................................  $108,664   $ 102,156
                                                              ========   =========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 90-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 90-A, L.P. (the "Partnership") is a limited partnership organized in 1990 under the laws of the State of Delaware.

     The Partnership engages primarily in oil and gas development and production in the Spraberry Trend area of West Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. BASIS OF PRESENTATION

     In the opinion of management, the unaudited financial statements of the Partnership as of June 30, 1999 and for the three and six months ended June 30, 1999 and 1998 include all adjustments and accruals consisting only of normal recurring accrual adjustments which are necessary for a fair presentation of the results for the interim period. These interim results are not necessarily indicative of results for a full year.

     Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in this Form 10-Q pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements should be read in conjunction with the financial statements and the notes thereto contained in the Partnership's Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, a copy of which is available upon request by writing to Rich Dealy, Vice President and Chief Accounting Officer, 5205 North O'Connor Boulevard, 1400 Williams Square West, Irving, Texas 75039-3746.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS(1)

RESULTS OF OPERATIONS

  Six months ended June 30, 1999 compared with six months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues decreased 19% to $195,089 from $240,589 for the six months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from lower average prices received and a decrease in production. For the six months ended June 30, 1999, 9,267 barrels of oil, 5,512 barrels of natural gas liquids ("NGLs") and 21,392 mcf of gas were sold, or 18,344 barrel of oil equivalents ("BOEs"). For the six months ended June 30, 1998, 11,127 barrels of oil, 5,392 barrels of NGLs and 24,197 mcf of gas were sold, or 20,552 BOEs.

     The average price received per barrel of oil decreased 6% from $14.16 for the six months ended June 30, 1998 to $13.27 for the same period ended June 30, 1999. The average price received per barrel of NGLs decreased 10% from $7.92 during the six months ended June 30, 1998 to $7.10 for the same period in 1999. The average price received per mcf of gas decreased 8% from $1.67 during the six months ended June 30, 1998 to $1.54 for the same period in 1999. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received during the six months ended June 30, 1999.

     The volatility of commodity prices has had, and continues to have, a significant impact on the Partnership's revenues and operating cash flow and could result in additional decreases to the carrying value of the Partnership's oil and gas properties.

     Costs and Expenses:

     Total costs and expenses decreased to $205,720 for the six months ended June 30, 1999 as compared to $227,750 for the same period in 1998, a decrease of $22,030, or 10%. This decrease was due to declines in production costs, general and administrative expenses ("G&A") and depletion.

     Production costs were $132,744 for the six months ended June 30, 1999 and $148,593 for the same period in 1998 resulting in a $15,849 decrease, or 11%. The decrease was primarily due to less well maintenance costs and declines in production taxes and ad valorem taxes.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 37%, from $11,447 for the six months ended June 30, 1998 to $7,264 for the same period in 1999.

     Depletion was $65,712 for the six months ended June 30, 1999 compared to $67,710 for the same period in 1998, a decrease of $1,998, or 3%. This decrease was primarily the result of a reduction in oil production of 1,860 barrels for the six months ended June 30, 1999 compared to the same period in 1998, an increase in proved reserves during the period ended June 30, 1999 due to higher commodity prices and a reduction in the Partnership's net depletable basis from charges taken in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121") during the fourth quarter of 1998.

  Three months ended June 30, 1999 compared with three months ended June 30,
1998

     Revenues:

     The Partnership's oil and gas revenues decreased slightly to $111,127 from $113,383 for the three months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from decreases in production and lower average prices received from barrels of NGLs and mcf of gas, offset by a higher average price received per barrel of oil. For the three months ended June 30, 1999, 4,486 barrels of oil, 3,061 barrels of NGLs and 10,259 mcf of gas were sold, or 9,257 BOEs. For the three months ended June 30, 1998, 5,358 barrels of oil, 2,355 barrels of NGLs and 9,423 mcf of gas were sold, or 9,284 BOEs.

     The average price received per barrel of oil increased $1.54, or 11%, from $13.45 for the three months ended June 30, 1998 to $14.99 for the same period in 1999. The average price received per barrel of NGLs decreased 10% from $9.60 during the three months ended June 30, 1998 to $8.62 for the same period in 1999. The average price received per mcf of gas decreased 14% from $1.98 during the three months ended June 30, 1998 to $1.71 for the same period in 1999.

     Costs and Expenses:

     Total costs and expenses decreased to $96,793 for the three months ended June 30, 1999 as compared to $117,506 for the same period in 1998, a decrease of $20,713, or 18%. This decrease was due to declines in depletion, production costs and G&A.

     Production costs were $71,921 for the three months ended June 30, 1999 and $75,490 for the same period in 1998 resulting in a $3,569 decrease, or 5%. The decrease was due to less well maintenance costs and declines in production taxes and ad valorem taxes.

     During this period, G&A decreased, in aggregate, 47%, from $7,201 for the three months ended June 30, 1998 to $3,806 for the same period in 1999.

     Depletion was $21,066 for the three months ended June 30, 1999 compared to $34,815 for the same period in 1998, a decrease of $13,749, or 39%. This decrease was primarily attributable to an increase in proved reserves during the period ended June 30, 1999 as a result of higher commodity prices, a decrease in oil production of 872 barrels for the three months ended June 30, 1999 as compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1998.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $78,566 during the six months ended June 30, 1999 from the same period ended June 30, 1998. This decrease was primarily due to a decline in oil and gas sales receipts, offset by declines in production costs and G&A expenses paid.

  Net Cash Provided by (Used in) Investing Activities

     The Partnership's principal investing activities during the six months ended June 30, 1999 and 1998 were for expenditures related to oil and gas equipment replacement on various oil and gas properties.

     Proceeds of $7,220 were recognized during the six months ended June 30, 1999 from equipment credits on active properties.

  Net Cash Used in Financing Activities

     Cash was sufficient for the six months ended June 30, 1999 to cover distributions to the partners of $33,441 of which $334 was distributed to the managing general partner and $33,107 to the limited partners. For the same period ended June 30, 1998, cash was sufficient for distributions to the partners of $130,571 of which $1,306 was distributed to the managing general partner and $129,265 to the limited partners.

     From the third quarter of 1997 through the first quarter of 1999, there was a declining trend in oil and gas levels. During the first quarter of 1999, the Organization of Petroleum Exporting Countries and certain other crude oil exporting nations announced reductions in their planned export volumes. These announcements, together with early indications that the nations have initiated their planned reductions, have had some stabilizing effect on commodity prices during the latter part of the first quarter of 1999 and into August 1999. However, no assurances can be given that the stabilizing effect of these actions, or the planned reductions in export volumes, will be sustained for an extended period of time.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright, or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     As of June 30, 1999, the managing general partner estimates that the assessment phase is approximately 99% complete and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     Through June 30, 1999, the managing general partner had distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 52% of the inquiries.

     The remedial phase of the managing general partner's Year 2000 project is in varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of June 30, 1999, the managing general partner estimates that the remedial phase is approximately 83% complete, on a worldwide basis, subject to continuing evaluations of the responses to third party inquiries and to the testing phase results. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and has completed the testing of the system for Year 2000 compliance. The remediation of non-information technology is expected to be completed by October 1999. The managing general partner's Year 2000 remedial actions have not delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of information technology systems by October 1999. The testing of the non-information technology remediation is scheduled to be completed by the end of November 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. As of June 30, 1999, the managing general partner's total costs incurred on the Year 2000 problem were $2.3 million, of which approximately $200 thousand were incurred to replace non-compliant systems.

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the business continuity and contingency planning phase of the managing general partner's Year 2000 project, contingency plans were designed to mitigate the exposures to mission critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

---------------

(1) "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements.

                           PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

  (a) Exhibits

     27.1  Financial Data Schedule

  (b) Form 8-K -- none

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARKER & PARSLEY 90-A, L.P.

                                            By: Pioneer Natural Resources USA,
                                                Inc., Managing General Partner

                                            By:       /s/ RICH DEALY
                                              ----------------------------------
                                                Rich Dealy, Vice President and
                                                   Chief Accounting Officer

Dated: August 6, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-K

                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                        COMMISSION FILE NO. 33-26097-05

                          PARKER & PARSLEY 90-A, L.P.
             (Exact name of Registrant as specified in its charter)

                  DELAWARE                                       75-2329245
      (State or other jurisdiction of                         (I.R.S. Employer
       incorporation or organization)                      Identification Number)

  303 WEST WALL, SUITE 101, MIDLAND, TEXAS                         79701
  (Address of principal executive offices)                       (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

        Securities registered pursuant to Section 12(b) of the Act: NONE

          Securities registered pursuant to Section 12(g) of the Act:
                LIMITED PARTNERSHIP INTERESTS ($1,000 PER UNIT)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

     No market currently exists for the limited partnership interests of the Registrant. Based on original purchase price the aggregate market value of limited partnership interests owned by non-affiliates of the Registrant is $6,664,000.

     As of March 8, 1999, the number of outstanding limited partnership interests was 6,811.

     The following documents are incorporated by reference into the indicated parts of this Annual Report on Form 10-K: NONE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Parts I and II of this Report contain forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements. See "Item 1. Business" for a description of various factors that could materially affect the ability of the Partnership to achieve the anticipated results described in the forward looking statements.

                                     PART I

ITEM 1. BUSINESS

     Parker & Parsley 90-A, L.P. (the "Partnership") is a limited partnership organized in 1990 under the laws of the State of Delaware. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger. For a more complete description of the Parker & Parsley and Mesa merger, see Pioneer's Registration Statement on Form S-4 as filed with the Securities & Exchange Commission.

     A Registration Statement, as amended, filed pursuant to the Securities Act of 1933, registering limited partnership interests aggregating $70,000,000 in a series of Delaware limited partnerships formed under the Parker & Parsley 89-90 Development Drilling Program, was declared effective by the Securities and Exchange Commission on August 1, 1989. On April 30, 1990, the offering of limited partnership interests in the Partnership, the third partnership formed under such registration statement, was closed, with interests aggregating $6,811,000 being sold to 525 subscribers.

     The Partnership engages primarily in oil and gas development and production and is not involved in any industry segment other than oil and gas. See "Item 6. Selected Financial Data" and "Item 8. Financial Statements and Supplementary Data" of this report for a summary of the Partnership's revenue, income and identifiable assets.

     The principal markets during 1998 for the oil produced by the Partnership were refineries and oil transmission companies that have facilities near the Partnership's oil producing properties. The principal markets for the Partnership's gas were companies that have pipelines located near the Partnership's gas producing properties. Of the Partnership's total oil and gas revenues for 1998, approximately 57% and 22% were attributable to sales made to Genesis Crude Oil, L.P. and Western Gas Resources, Inc., respectively.

     The Partnership's revenues, profitability, cash flow and future rate of growth are highly dependent on the prevailing prices of oil and gas, which are affected by numerous factors beyond the Partnership's control. Oil and gas prices historically have been very volatile. A substantial or extended decline in the prices of oil or gas could have a material adverse effect on the Partnership's revenues, profitability and cash flow and could, under certain circumstances, result in a reduction in the carrying value of the Partnership's oil and gas properties.

     Because of the demand for oil and gas, the Partnership does not believe that the termination of the sales of its products to any one customer would have a material adverse impact on its operations. The loss of a particular customer for gas may have an effect if that particular customer has the only gas pipeline located in the areas of the Partnership's gas producing properties. The Partnership believes, however, that the effect would be temporary, until alternative arrangements could be made.

     Federal and state regulation of oil and gas operations generally includes the fixing of maximum prices for regulated categories of natural gas, the imposition of maximum allowable production rates, the taxation of income and other items, and the protection of the environment. Although the Partnership believes that its business operations do not impair environmental quality and that its costs of complying with any applicable environmental regulations are not currently significant, the Partnership cannot predict what, if any, effect these environmental regulations may have on its current or future operations.

     The Partnership does not have any employees of its own. Pioneer USA employs 818 persons, many of whom dedicated a part of their time to the conduct of the Partnership's business during the period for which this report is filed. Pioneer USA is responsible for all management functions.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves.

     No material part of the Partnership's business is seasonal and the Partnership conducts no foreign operations.

ITEM 2. PROPERTIES

     The Partnership's properties consist primarily of leasehold interests in properties on which oil and gas wells are located. Such property interests are often subject to landowner royalties, overriding royalties and other oil and gas leasehold interests.

     Fractional working interests in developmental oil and gas prospects located primarily in the Spraberry Trend Area of West Texas were acquired by the Partnership, resulting in the Partnership's participation in the drilling of 27 oil and gas wells. Two wells have been sold. At December 31, 1998, 25 wells were producing.

     For information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities for the years then ended, see Note 7 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" below. Such reserves have been estimated by the engineering staff of Pioneer USA with a review by Williamson Petroleum Consultants, Inc., an independent petroleum consultant.

ITEM 3. LEGAL PROCEEDINGS

     The Partnership from time to time is a party to various legal proceedings incidental to its business involving claims in oil and gas leases or interests, other claims for damages in amounts not in excess of 10% of its current assets and other matters, none of which Pioneer believes to be material to the Partnership.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to a vote of security holders during the fourth quarter of 1998.

                                    PART II

ITEM 5. MARKET FOR PARTNERSHIP'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     At March 8, 1999, the Partnership had 6,811 outstanding limited partnership interests held of record by 525 subscribers. There is no established public trading market for the limited partnership interests. Under the limited partnership agreement, Pioneer USA has made certain commitments to purchase partnership interests at a computed value.

     Revenues which, in the sole judgement of the managing general partner, are not required to meet the Partnership's obligations are distributed to the partners at least quarterly in accordance with the limited partnership agreement. During the years ended December 31, 1998 and 1997, $193,717 and $361,394, respectively, of such revenue-related distributions were made to the limited partners.

ITEM 6. SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the years ended December 31:

                                      1998         1997         1996         1995         1994
                                   ----------   ----------   ----------   ----------   ----------
Operating results:
  Oil and gas sales..............  $  441,480   $  643,882   $  777,677   $  661,198   $  733,354
                                   ==========   ==========   ==========   ==========   ==========
  Impairment of oil and gas
     properties..................  $   34,145   $  321,019   $       --   $  583,706   $       --
                                   ==========   ==========   ==========   ==========   ==========
  Net income (loss)..............  $  (44,421)  $ (149,948)  $  261,210   $ (696,986)  $    2,920
                                   ==========   ==========   ==========   ==========   ==========
  Allocation of net income
     (loss):
     Managing general partner....  $     (444)  $   (1,499)  $    2,612   $   (6,960)  $       58
                                   ==========   ==========   ==========   ==========   ==========
     Limited partners............  $  (43,977)  $ (148,449)  $  258,598   $ (690,026)  $    2,862
                                   ==========   ==========   ==========   ==========   ==========
  Limited partners' net income
     (loss) per limited
     partnership interest........  $    (6.46)  $   (21.80)  $    37.97   $  (101.31)  $      .42
                                   ==========   ==========   ==========   ==========   ==========
  Limited partners' cash
     distributions per limited
     partnership interest........  $    28.44   $    53.06   $    53.75   $    48.45   $    57.38
                                   ==========   ==========   ==========   ==========   ==========
At year end:
  Total assets...................  $1,385,777   $1,634,061   $2,146,498   $2,277,937   $3,289,433
                                   ==========   ==========   ==========   ==========   ==========

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  1998 compared to 1997

     The Partnership's 1998 oil and gas revenues decreased 31% to $441,480 from $643,882 in 1997. The decrease in revenues resulted from lower average prices received. In 1998, 21,587 barrels of oil, 11,328 barrels of natural gas liquids ("NGLs") and 47,086 mcf of gas were sold, or 40,763 barrel of oil equivalents ("BOEs"). In 1997, 21,972 barrels of oil, 4,763 barrels of NGLs and 68,973 mcf of gas were sold, or 38,231 BOEs. Due to the decline characteristics of the Partnership's oil and gas properties, management expects a certain amount of decline in production in the future until the Partnership's economically recoverable reserves are fully depleted.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. Effective September 30, 1997, as a result of the merger with Mesa, the managing general partner accounts for processed natural gas production in two components: natural gas liquids and dry residue gas. As a result of the change in the managing general partner's policy, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, separate product volumes will not be comparable for periods prior to September 30, 1997. Also, prices for gas products will not be comparable as the price per mcf for natural gas for the year ended December 31, 1998 is the price received for dry residue gas and the price per mcf for natural gas produced prior to October 1997 was presented as a price for wet gas (i.e., natural gas liquids combined with dry residue gas).

     The average price received per barrel of oil decreased $6.21, or 32% from $19.41 in 1997 to $13.20 in 1998. The average price received per barrel of NGLs decreased $4.14, or 37% from $11.16 in 1997 to $7.02 in 1998. The average price received per mcf of gas decreased 31% in 1998 to $1.64 compared to $2.38 in 1997. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1998.

     Total costs and expenses decreased in 1998 to $492,078 as compared to $801,240 in 1997, a decrease of $309,162, or 39%. This decrease was primarily due to declines in the impairment of oil and gas properties, production costs and general and administrative expenses ("G&A"), offset by a slight increase in depletion.

     Production costs were $282,430 in 1998 and $305,774 in 1997, resulting in a $23,344 decline, or 8%. The decline includes a reduction in production taxes due to the decline in oil and gas revenues and less well maintenance costs.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 41% from $23,842 in 1997 to $14,124 in 1998. The Partnership paid the managing general partner $11,560 in 1998 and $20,526 in 1997 for G&A incurred on behalf of the Partnership. G&A is allocated, in part, to the Partnership by the managing general partner. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the managing general partner reviews the Partnership's oil and gas properties for impairment whenever events or circumstances indicate a decline in the recoverability of the carrying value of the Partnership's assets may have occurred. Declining commodity prices prompted impairment reviews in 1998 and 1997. As a result of the review and evaluation of its long-lived assets for impairment, the Partnership recognized non-cash charges of $34,145 and $321,019 related to its oil and gas properties during 1998 and 1997, respectively.

     Depletion was $161,379 in 1998 compared to $150,605 in 1997. This represented an increase of $10,774, or 7%. This increase was primarily the result of a decline in proved reserves during 1998 due to the lower commodity prices, offset by a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1997 and a reduction in oil production of 385 barrels for the period ended December 31, 1998 compared to the same period in 1997.

  1997 compared to 1996

     The Partnership's 1997 oil and gas revenues decreased 17% to $643,882 from $777,677 in 1996. The decrease in revenues resulted from declines in production and lower average prices received. In 1997, 21,972 barrels of oil, 4,763 barrels of NGLs and 68,973 mcf of gas were sold, or 38,231 BOEs. In 1996, 25,428 barrels of oil and 88,919 mcf of gas were sold, or 40,248 BOEs.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. As is described above in "Results of

Operations -- 1998 compared to 1997", the Partnership changed its method of accounting for processed natural gas to a dry gas basis in the fourth quarter of 1997. As a result of this change, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, 1997 and 1996 separate product volumes are not comparable.

     The declines in production volumes were primarily attributable to the decline characteristics of the Partnership's oil and gas properties.

     The average price received per barrel of oil decreased 10% from $21.62 in 1996 to $19.41 in 1997. The average price received per barrel of NGLs during 1997 was $11.16. The average price received per mcf of gas decreased 7% in 1997 to $2.38 compared to $2.56 in 1996.

     Total costs and expenses increased in 1997 to $801,240 as compared to $523,562 in 1996, an increase of $277,678, or 53%. This increase was primarily due to the impairment of oil and gas properties and an increase in production costs, offset by declines in loss on disposition of assets, depletion and G&A.

     Production costs were $305,774 in 1997 and $298,749 in 1996, resulting in a $7,025 increase. The increase was due to additional well maintenance costs, offset by a decrease in production taxes.

     During this period, G&A decreased, in aggregate, 9% from $26,252 in 1996 to $23,842 in 1997. The Partnership paid the managing general partner $20,526 in 1997 and $22,989 in 1996 for G&A incurred on behalf of the Partnership.

     The Partnership recognized a non-cash SFAS 121 impairment provision of $321,019 related to its oil and gas properties during the fourth quarter of 1997.

     Depletion was $150,605 in 1997 compared to $169,844 in 1996. This represented a decrease of $19,239, or 11%. This decrease was primarily attributable to a decline in oil production of 3,456 barrels from 1996.

     A loss on disposition of assets of $28,717 was recognized during 1996 resulting from the sale of one gas well and the write-off of remaining capitalized well costs of $35,532 less proceeds received of $6,815.

IMPACT OF INFLATION AND CHANGING PRICES ON SALES AND NET INCOME

     Inflation impacts the fixed overhead rate charges of the lease operating expenses for the Partnership. During 1998, the annual change in the index of average weekly earnings of crude petroleum and gas production workers issued by the U.S. Department of Labor, Bureau of Labor Statistics increased (effective April 1, 1998) 10.3%. The 1997 annual change in average weekly earnings increased by 2%. The 1996 index increased 4.1%. The impact of inflation for other lease operating expenses is small due to the current economic condition of the oil industry.

     The oil and gas industry experienced volatility during the past decade because of the fluctuation of the supply of most fossil fuels relative to the demand for such products and other uncertainties in the world energy markets causing significant fluctuations in oil and gas prices. During 1998, the price per barrel for oil production similar to the Partnership's ranged from approximately $9.50 to $15.50. During most of 1997 and 1996, the Partnership benefitted from higher oil prices as compared to previous years. However, during the fourth quarter of 1997, oil prices began a downward trend that has continued into March 1999. On March 8, 1999, the market price for West Texas intermediate crude was $11.00 per barrel. A continuation of the current commodity price environment experienced will continue to have an adverse effect on the Partnership's revenues, operating cash flow and distributions and could result in additional decreases in the carrying value of the Partnership's oil and gas properties.

     Prices for natural gas are subject to ordinary seasonal fluctuations, and this volatility of natural gas prices may result in production being curtailed and, in some cases, wells being completely shut-in.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $187,810 during the year ended December 31, 1998 from the year ended December 31, 1997, attributable to a decrease in oil and gas sales receipts, offset by declines in production costs and G&A expenses paid.

  Net Cash Provided by (Used in) Investing Activities

     The Partnership's investing activities during 1998 and 1997 were for expenditures related to oil and gas equipment replacement on active properties.

  Net Cash Used in Financing Activities

     Cash was sufficient in 1998 for distributions to the partners of $195,674 of which $1,957 was distributed to the managing general partner and $193,717 to the limited partners. In 1997, cash was sufficient for distributions to the partners of $365,044 of which $3,650 was distributed to the managing general partner and $361,394 to the limited partners.

     The current commodity price environment will continue to impact the distributions and could result in limited or no distributions to the partners.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     The assessment phase of the managing general partner's Year 2000 project is at varying stages of completion as it pertains to information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the assessment phase is approximately 86% complete, on a worldwide basis, and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     The managing general partner expects to complete the assessment phase of its Year 2000 project by the end of the first quarter of 1999 but is being delayed by limited responses received on inquiries made of third party businesses. To date, the managing general partner has distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 37% of those inquiries.

     The remedial phase of the managing general partner's Year 2000 project is also at varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the remedial phase is approximately 54% complete, on a worldwide basis, subject to the continuing results of the third party inquiry assessments and the testing phase. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and is currently testing this system for Year 2000 compliance. The remediation of non-information technology is expected to be completed during July 1999. The managing general partner's Year 2000 remedial actions have not significantly delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of the Artesia system upgrades by March 1999 and all other information technology systems and non-information technology remediation by the end of the third quarter of 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. The managing general partner intends to use its working capital to pay for the costs of the Year 2000 projects. As of December 31, 1998, the managing general partner's total costs incurred on the Year 2000 problem were $1.8 million, of which $200 thousand were incurred to replace non-compliant systems. The managing general partner will allocate a portion of the costs of the Year 2000 programming charges to the Partnership in accordance with the general and administration allocation. (See Note 2 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".)

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the assessment phase of the managing general partner's Year 2000 project, contingency plans are being designed to mitigate the exposures to mission-critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

                                                               PAGE
                                                               ----
Financial Statements of Parker & Parsley 90-A, L.P.:
  Independent Auditors' Report -- Ernst & Young LLP.........     9
  Independent Auditors' Report -- KPMG LLP..................    10
  Balance Sheets as of December 31, 1998 and 1997...........    11
  Statements of Operations for the Years Ended December 31,
     1998, 1997 and 1996....................................    12
  Statements of Partners' Capital for the Years Ended
     December 31, 1998, 1997 and 1996.......................    13
  Statements of Cash Flows for the Years Ended December 31,
     1998, 1997 and 1996....................................    14
  Notes to Financial Statements.............................    15

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 90-A, L.P.
(A Delaware Limited Partnership):

     We have audited the balance sheet of Parker & Parsley 90-A, L.P. as of December 31, 1998, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 90-A, L.P. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

Dallas, Texas
March 15, 1999

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 90-A, L.P.
(A Delaware Limited Partnership):

     We have audited the financial statements of Parker & Parsley 90-A, L.P. as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 90-A, L.P. as of December 31, 1997, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Midland, Texas
March 20, 1998

                          PARKER & PARSLEY 90-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                  DECEMBER 31

                                     ASSETS

                                                                 1998          1997
                                                              -----------   -----------
Current assets:
  Cash......................................................  $    92,210   $   116,510
  Accounts receivable -- oil and gas sales..................       50,121        87,628
                                                              -----------   -----------
          Total current assets..............................      142,331       204,138
                                                              -----------   -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    5,076,345     5,067,298
Accumulated depletion.......................................   (3,832,899)   (3,637,375)
                                                              -----------   -----------
          Net oil and gas properties........................    1,243,446     1,429,923
                                                              -----------   -----------
                                                              $ 1,385,777   $ 1,634,061
                                                              ===========   ===========

                           LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $    13,101   $    21,290
Partners' capital:
  Managing general partner..................................       13,808        16,209
  Limited partners (6,811 interests)........................    1,358,868     1,596,562
                                                              -----------   -----------
                                                                1,372,676     1,612,771
                                                              -----------   -----------
                                                              $ 1,385,777   $ 1,634,061
                                                              ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 90-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31

                                                                1998       1997        1996
                                                              --------   ---------   --------
Revenues:
  Oil and gas...............................................  $441,480   $ 643,882   $777,677
  Interest..................................................     6,177       7,410      7,095
                                                              --------   ---------   --------
                                                               447,657     651,292    784,772
                                                              --------   ---------   --------
Costs and expenses:
  Oil and gas production....................................   282,430     305,774    298,749
  General and administrative................................    14,124      23,842     26,252
  Impairment of oil and gas properties......................    34,145     321,019         --
  Depletion.................................................   161,379     150,605    169,844
  Loss on disposition of assets.............................        --          --     28,717
                                                              --------   ---------   --------
                                                               492,078     801,240    523,562
                                                              --------   ---------   --------
Net income (loss)...........................................  $(44,421)  $(149,948)  $261,210
                                                              ========   =========   ========
Allocation of net income (loss):
  Managing general partner..................................  $   (444)  $  (1,499)  $  2,612
                                                              ========   =========   ========
  Limited partners..........................................  $(43,977)  $(148,449)  $258,598
                                                              ========   =========   ========
Net income (loss) per limited partnership interest..........  $  (6.46)  $  (21.80)  $  37.97
                                                              ========   =========   ========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 90-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                        STATEMENTS OF PARTNERS' CAPITAL

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Partners' capital at January 1, 1996.......................  $22,444    $2,213,917   $2,236,361
  Distributions............................................   (3,698)     (366,110)    (369,808)
  Net income...............................................    2,612       258,598      261,210
                                                             -------    ----------   ----------
Partners' capital at December 31, 1996.....................   21,358     2,106,405    2,127,763
  Distributions............................................   (3,650)     (361,394)    (365,044)
  Net loss.................................................   (1,499)     (148,449)    (149,948)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1997.....................   16,209     1,596,562    1,612,771
  Distributions............................................   (1,957)     (193,717)    (195,674)
  Net loss.................................................     (444)      (43,977)     (44,421)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1998.....................  $13,808    $1,358,868   $1,372,676
                                                             =======    ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 90-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998        1997        1996
                                                            ---------   ---------   ---------
Cash flows from operating activities:
  Net income (loss).......................................  $ (44,421)  $(149,948)  $ 261,210
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Impairment of oil and gas properties.................     34,145     321,019          --
     Depletion............................................    161,379     150,605     169,844
     Loss on disposition of assets........................         --          --      28,717
  Changes in assets and liabilities:
     Accounts receivable..................................     37,507      44,000     (63,996)
     Accounts payable.....................................     (8,189)      2,555     (22,583)
                                                            ---------   ---------   ---------
          Net cash provided by operating activities.......    180,421     368,231     373,192
                                                            ---------   ---------   ---------
Cash flows from investing activities:
  Additions to oil and gas properties.....................     (9,047)    (14,202)     (1,425)
  Proceeds from asset dispositions........................         --          --       6,815
                                                            ---------   ---------   ---------
          Net cash provided by (used in) investing
            activities....................................     (9,047)    (14,202)      5,390
                                                            ---------   ---------   ---------
Cash flows from financing activities:
  Cash distributions to partners..........................   (195,674)   (365,044)   (369,808)
                                                            ---------   ---------   ---------
Net increase (decrease) in cash...........................    (24,300)    (11,015)      8,774
Cash at beginning of year.................................    116,510     127,525     118,751
                                                            ---------   ---------   ---------
Cash at end of year.......................................  $  92,210   $ 116,510   $ 127,525
                                                            =========   =========   =========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 90-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 90-A, L.P. (the "Partnership") is a limited partnership organized in 1990 under the laws of the State of Delaware. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger.

     The Partnership engages primarily in oil and gas development and production in the Spraberry Trend area of West Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Oil and gas properties -- The Partnership utilizes the successful efforts method of accounting for its oil and gas properties and equipment. Under this method, all costs associated with productive wells and nonproductive development wells are capitalized while nonproductive exploration costs are expensed. Capitalized costs relating to proved properties are depleted using the unit-of-production method on a property-by-property basis based on proved oil (dominant mineral) reserves as determined by the engineering staff of Pioneer USA, the Partnership's managing general partner, and reviewed by independent petroleum consultants. The carrying amounts of properties sold or otherwise disposed of and the related allowances for depletion are eliminated from the accounts and any gain or loss is included in operations.

     Impairment of long-lived assets -- In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the Partnership reviews its long-lived assets to be held and used on an individual property basis, including oil and gas properties accounted for under the successful efforts method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows is less than the carrying amount of the assets. In this circumstance, the Partnership recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

     Use of estimates in the preparation of financial statements -- Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Net income (loss) per limited partnership interest -- The net income (loss) per limited partnership interest is calculated by using the number of outstanding limited partnership interests.

     Income taxes -- A Federal income tax provision has not been included in the financial statements as the income of the Partnership is included in the individual Federal income tax returns of the respective partners.

                          PARKER & PARSLEY 90-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Statements of cash flows -- For purposes of reporting cash flows, cash includes depository accounts held by banks.

     General and administrative expenses -- General and administrative expenses are allocated in part to the Partnership by the managing general partner or its affiliates. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     Reclassifications -- Certain reclassifications may have been made to the 1997 and 1996 financial statements to conform to the 1998 financial statement presentations.

     Environmental -- The Partnership is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Partnership to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of cash payments for the liability or component are fixed or reliably determinable. No such liabilities have been accrued as of December 31, 1998.

     Revenue recognition -- The Partnership uses the entitlements method of accounting for crude oil and natural gas revenues.

     Reporting comprehensive income -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") establishes standards for the reporting and display of comprehensive income (loss) and its components in a full set of general purpose financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Partnership has no items of other comprehensive income (loss), as defined by SFAS No. 130. Consequently, the provisions of SFAS No. 130 do not apply to the Partnership.

NOTE 3. IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS 121, the Partnership reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of the carrying value of the Partnership's oil and gas properties. Based upon a decline in the Partnership's outlook for future commodity prices, the Partnership has estimated the expected future cash flows of its oil and gas properties as of December 31, 1998, 1997 and 1996, and compared such estimated future cash flows to the respective carrying amount of the oil and gas properties to determine if the carrying amounts were likely to be recoverable. For those proved oil and gas properties for which the carrying amount exceeded the estimated future cash flows, an impairment was determined to exist; therefore, the Partnership adjusted the carrying amount of those oil and gas properties to their fair value as determined by discounting their expected future cash flows at a discount rate commensurate with the risks involved in the industry. As a result, the Partnership recognized non-cash impairment provisions of $34,145 and $321,019 related to its proved oil and gas properties during 1998 and 1997, respectively.

                          PARKER & PARSLEY 90-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. INCOME TAXES

     The financial statement basis of the Partnership's net assets and liabilities was $482,501 greater than the tax basis at December 31, 1998.

     The following is a reconciliation of net income (loss) per statements of operations with the net income per Federal income tax returns for the years ended December 31:

                                                        1998       1997        1996
                                                      --------   ---------   --------
Net income (loss) per statements of operations......  $(44,421)  $(149,948)  $261,210
Depletion and depreciation provisions for tax
  reporting purposes (greater than) less than
  amounts for financial reporting purposes..........   149,296      16,293    (25,153)
Impairment of oil and gas properties for financial
  reporting purposes................................    34,145     321,019         --
Loss on sale of an asset for financial reporting
  purposes greater than amounts for tax reporting
  purposes..........................................        --          --     26,940
Other...............................................     3,688      (2,745)     2,545
                                                      --------   ---------   --------
          Net income per Federal income tax
            returns.................................  $142,708   $ 184,619   $265,542
                                                      ========   =========   ========

NOTE 5. OIL AND GAS PRODUCING ACTIVITIES

     The following is a summary of the costs incurred, whether capitalized or expensed, related to the Partnership's oil and gas producing activities for the years ended December 31:

                                                             1998     1997      1996
                                                            ------   -------   ------
Development costs.........................................  $9,047   $14,202   $1,168
                                                            ======   =======   ======

     Capitalized oil and gas properties consist of the following:

                                                                1998          1997
                                                             -----------   -----------
Proved properties:
  Property acquisition costs...............................  $   200,177   $   200,177
  Completed wells and equipment............................    4,876,168     4,867,121
                                                             -----------   -----------
                                                               5,076,345     5,067,298
Accumulated depletion......................................   (3,832,899)   (3,637,375)
                                                             -----------   -----------
          Net capitalized costs............................  $ 1,243,446   $ 1,429,923
                                                             ===========   ===========

NOTE 6. RELATED PARTY TRANSACTIONS

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $119,432   $139,545   $121,284
Reimbursement of general and administrative
  expenses...........................................  $ 11,560   $ 20,526   $ 22,989

                          PARKER & PARSLEY 90-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Pioneer USA and P&P Employees 90-A, L.P., ("EMPL") (the "Entities"), Parker & Parsley 90-A Conv., L.P. and the Partnership (the "Partnerships") are parties to the Program agreement. EMPL is a limited partnership organized for the benefit of certain employees of Pioneer USA.

     The costs and revenues of the Program are allocated to the Entities and the Partnerships as follows:

                                                            ENTITIES(1)    PARTNERSHIPS(2)
                                                            -----------    ---------------
Revenues:
  Proceeds from disposition of depreciable and
     depletable properties --
     First three years..................................     14.141414%       85.858586%
     After first three years............................     19.191919%       80.808081%
  All other revenues --
     First three years..................................     14.141414%       85.858586%
     After first three years............................     19.191919%       80.808081%
Costs and expenses:
  Lease acquisition costs, drilling and completion costs
     and all other costs................................      9.090909%       90.909091%
  Operating costs, reporting and legal expenses and
     general and administrative expenses --
     First three years..................................     14.141414%       85.858586%
     After first three years............................     19.191919%       80.808081%

---------------

(1) Excludes Pioneer USA's 1% general partner ownership which is allocated at the Partnership level and 147 limited partner interests owned by Pioneer USA.

(2) The allocation between the Partnership and Parker & Parsley 90-A Conv., L.P. is 74.274809% and 25.725191%, respectively.

                          PARKER & PARSLEY 90-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 7. OIL AND GAS INFORMATION (UNAUDITED)

     The following table presents information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities during the years then ended. Due to a change in the accounting policy of the managing general partner in 1997, the Partnership began accounting for processed natural gas production in two components: processed natural gas liquids ("NGLs") and dry residue gas. NGLs are reflected in "Oil and NGLs" in the table below. All of the Partnership's reserves are proved developed and located within the United States. The Partnership's reserves are based on an evaluation prepared by the engineering staff of Pioneer USA and reviewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant, using criteria established by the Securities and Exchange Commission. Reserve value information is available to limited partners pursuant to the Partnership agreement and therefore, is not presented.

                                                              OIL AND NGLS      GAS
                                                                 (BBLS)        (MCF)
                                                              ------------   ---------
Net proved reserves at January 1, 1996......................     308,386     1,305,645
Revisions...................................................      60,341       363,559
Sale of reserves............................................        (141)      (51,479)
Production..................................................     (25,428)      (88,919)
                                                                --------     ---------
Net proved reserves at December 31, 1996....................     343,158     1,528,806
Revisions...................................................      81,982      (865,758)
Production..................................................     (26,735)      (68,973)
                                                                --------     ---------
Net proved reserves at December 31, 1997....................     398,405       594,075
Revisions...................................................    (141,729)     (152,757)
Production..................................................     (32,915)      (47,086)
                                                                --------     ---------
Net proved reserves at December 31, 1998....................     223,761       394,232
                                                                ========     =========

     As of December 31, 1998, the estimated present value of future net revenues of proved reserves, calculated using December 31, 1998 prices of $10.61 per barrel of oil, $5.53 per barrel of NGLs and $1.40 per mcf of gas, discounted at 10% was approximately $378,000 and undiscounted was $533,000.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves. The Partnership emphasizes that reserve estimates are inherently imprecise and, accordingly, the estimates are expected to change as future information becomes available.

NOTE 8. MAJOR CUSTOMERS

     The following table reflects the major customers of the Partnership's oil and gas sales (a major customer is defined as a customer whose sales exceed 10% of total sales) during the years ended December 31:

                                                              1998   1997   1996
                                                              ----   ----   ----
Genesis Crude Oil, L.P......................................   57%    58%    61%
Western Gas Resources, Inc. ................................   22%    19%    14%

                          PARKER & PARSLEY 90-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 1998, the amounts receivable from Genesis Crude Oil, L.P. and Western Gas Resources, Inc. were $17,024 and $14,116, respectively, which are included in the caption "Accounts receivable -- oil and gas sales" in the accompanying Balance Sheet.

     The Partnership's share of oil and gas production is sold to various purchasers. Pioneer USA is of the opinion that the loss of any one purchaser would not have an adverse effect on the ability of the Partnership to sell its oil and gas production.

NOTE 9. ORGANIZATION AND OPERATIONS

     The Partnership was organized April 30, 1990 as a limited partnership under the Delaware Act for the purpose of acquiring and developing oil and gas properties. The following is a brief summary of the more significant provisions of the limited partnership agreement:

          Managing general partner -- The managing general partner of the Partnership is Pioneer USA. Pioneer USA has the power and authority to manage, control and administer all Program and Partnership affairs. As managing general partner and operator of the Partnership's properties, all production expenses are incurred by Pioneer USA and billed to the Partnership and a portion of revenue is initially received by Pioneer USA prior to being paid to the Partnership. Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues.

          Limited partner liability -- The maximum amount of liability of any limited partner is the total contributions of such partner plus his share of any undistributed profits.

          Initial capital contributions -- The limited partners entered into subscription agreements for aggregate capital contributions of $6,811,000. Pioneer USA is required to contribute amounts equal to 1% of initial Partnership capital less commission and organization and offering costs allocated to the limited partners and to contribute amounts necessary to pay costs and expenses allocated to it under the Partnership agreement to the extent its share of revenues does not cover such costs.

NOTE 10. DISPOSITION OF ASSETS

     Loss on disposition of assets was due to a loss of $28,717 on sale of assets during 1996. This loss was the result of the write-off of remaining capitalized well costs for one gas well of $35,532, less proceeds received of $6,815.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP

     The Partnership does not have any officers or directors. Under the limited partnership agreement, the Partnership's managing general partner, Pioneer USA, is granted the exclusive right and full authority to manage, control and administer the Partnership's business.

     Set forth below are the names, ages and positions of the directors and executive officers of Pioneer USA. Directors of Pioneer USA are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

                            AGE AT
                         DECEMBER 31,
NAME                         1998                               POSITION
----                     ------------                           --------
Scott D. Sheffield.....       46        President and Director
Timothy L. Dove........       42        Executive Vice President and Director
Dennis E. Fagerstone...       49        Executive Vice President and Director
Mark L. Withrow........       51        Executive Vice President, General Counsel and Director
M. Garrett Smith.......       37        Executive Vice President, Chief Financial Officer and
                                          Director
Mel Fischer (a)........       64        Executive Vice President
Lon C. Kile............       43        Executive Vice President
Rich Dealy.............       32        Vice President and Chief Accounting Officer

---------------

(a) Mr. Fischer was a director and officer until his retirement from Pioneer and Pioneer USA on February 19, 1999.

     Scott D. Sheffield. Mr. Sheffield is a distinguished graduate of The University of Texas with a B.S. in Petroleum Engineering. Since August 1997, he has served as President, Chief Executive Officer and a director of Pioneer and President and a director of Pioneer USA. Mr. Sheffield was the President and a director of Parker & Parsley from May 1990 until August 1997 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley from October 1990 until August 1997. He was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. He served as Vice President -- Engineering of PPDC from September 1981 until April 1985 when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove became Executive Vice President -- Business Development of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Prior to joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp, in various capacities in international exploration and production, marketing, refining and marketing and planning and development. Mr. Dove earned a B.S. in Mechanical Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. He served as Executive Vice President and Chief Operating Officer of Mesa from March 1, 1997 until August 1997. From October 1996 to February 1997, Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa and from May 1991 to October 1996, he served as Vice President -- Exploration and Production of Mesa. From June 1988 to May 1991, Mr. Fagerstone served as Vice President -- Operations of Mesa.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a B. S. in Accounting and Texas Tech University with a Juris Doctorate degree, became Executive Vice President, General Counsel and Secretary of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Withrow was Vice President -- General Counsel of Parker & Parsley from January 1991, when he joined Parker & Parsley, to January 1995, when he was appointed Senior Vice President -- General Counsel. He was Parker & Parsley's Secretary from August 1992 until August 1997. Prior to joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     M. Garrett Smith. Mr. Smith, a graduate of The University of Texas with a B.S. in Electrical Engineering and Southern Methodist University with an M.B.A., was appointed Executive Vice President and Chief Financial Officer of Pioneer in December 1997. He served as Senior Vice President -- Finance of Pioneer from August 1997 until December 1997. Mr. Smith was elected Senior Vice President -- Finance and a director of Pioneer USA in August 1997. He served as Vice President -- Corporate Acquisitions of Mesa from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of Mesa and from 1994 to 1996 he served as Director of Financial Planning of Mesa. Mr. Smith was employed by BTC Partners, Inc. (a former financial advisor to Mesa) from 1989 to 1994.

     Mel Fischer. Mr. Fischer, a graduate of the University of California at Berkeley with a Masters degree in Geology, became Executive Vice
President -- Worldwide Exploration of Pioneer and Pioneer USA in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997 and was Executive Vice President -- Worldwide Exploration for Parker & Parsley from February 1997 to August 1997. Mr. Fischer retired from Pioneer and Pioneer USA effective February 15, 1999. He worked in the petroleum industry for 32 years, starting as a Petroleum Geologist with Texaco in 1962, and retiring as President, Occidental International Exploration and Production Company in March 1994. For the 10 years prior to becoming President of Occidental International, he served as Executive Vice President, World Wide Exploration with Occidental Oil and Gas Corporation. He is a registered geologist in the State of California, a member of the American Association of Petroleum Geologists and an emeritus member of the Board of Advisors for the Earth Sciences Research Institute at the University of Utah.

     Lon C. Kile. Mr. Kile, a graduate of Oklahoma State University with a B.B.A. in Accounting, became Executive Vice President of Pioneer and Pioneer USA in August 1997. Mr. Kile was Senior Vice President -- Investor Relations from October 1996 to August 1997. Previously, he served as Vice President and Manager of the Mid-Continent Division, Vice President -- Equity Finance & Analysis and Vice President -- Marketing & Program Administration. Prior to joining Parker & Parsley in 1985, he was employed as Supervisor -- Senior, Audit, in charge of Parker & Parsley's audit, with Arthur Young.

     Rich Dealy. Mr. Dealy is a graduate of Eastern New Mexico University with a B.B.A. in Accounting and Finance and is a Certified Public Accountant. He became Vice President and Chief Accounting Officer of Pioneer and Pioneer USA in February 1998. Mr. Dealy served as Controller of Pioneer USA from August 1997 to February 1998. He served as Controller of Parker & Parsley from August 1995 to August 1997. Mr. Dealy joined Parker & Parsley as an Accounting Manager in July, 1992. He was previously employed with KPMG Peat Marwick as an Audit Senior, in charge of Parker & Parsley's audit.

ITEM 11. EXECUTIVE COMPENSATION

     The Partnership does not have any directors or officers. Management of the Partnership is vested in Pioneer USA, the managing general partner. The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Under the Program agreement, Pioneer USA and P&P Employees 90-A, L.P., ("EMPL") pay approximately 10% of the Partnership's acquisition, drilling and completion costs and approximately 15% during the first three years and approximately 20% after three years of its operating and general and administrative expenses. In return, they are allocated approximately 15% during the first three years and approximately 20% after three years of the Partnership's revenues. See Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" for information regarding fees and reimbursements paid to the managing general partner or its affiliates by the Partnership.

     Pioneer USA's current executive officers and other employees are general partners of EMPL which serves as a co-general partner of the Program. Under this arrangement, EMPL pays approximately 2 1/2% of the Partnership's acquisition, drilling and completion costs and approximately 3.75% during the first three years and approximately 5% after three years of its operating and general and administrative expenses. In return, EMPL is allocated approximately 3.75% during the first three years and approximately 5% after three years of the Partnership's revenues. EMPL does not receive any fees or reimbursements from the Partnership.

     The Partnership does not directly pay any salaries of the executive officers of Pioneer USA, but does pay a portion of Pioneer USA's general and administrative expenses of which these salaries are a part. See Note 6 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  (a) Beneficial owners of more than five percent

     The Partnership is not aware of any person who beneficially owns 5% or more of the outstanding limited partnership interests of the Partnership. Pioneer USA owned 147 limited partner interests at January 1, 1999.

  (b) Security ownership of management

     The Partnership does not have any officers or directors. The managing general partner of the Partnership, Pioneer USA, has the exclusive right and full authority to manage, control and administer the Partnership's business. Under the limited partnership agreement, limited partners holding a majority of the outstanding limited partnership interests have the right to take certain actions, including the removal of the managing general partner or any other general partner. The Partnership is not aware of any current arrangement or activity which may lead to such removal. The Partnership is not aware of any officer or director of Pioneer USA who beneficially owns limited partnership interests in the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Transactions with the managing general partner or its affiliates

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $119,432   $139,545   $121,284
Reimbursement of general and administrative
  expenses...........................................  $ 11,560   $ 20,526   $ 22,989

     Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues. Also, see Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data", regarding the Partnership's participation with the managing general partner in oil and gas activities of the Program.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

  (a) 1. Financial statements

     The following are filed as part of this annual report:

          Independent Auditors' Report -- Ernst & Young LLP

          Independent Auditors' Report -- KPMG LLP

          Balance sheets as of December 31, 1998 and 1997

          Statements of operations for the years ended December 31, 1998, 1997 and 1996

          Statements of partners' capital for the years ended December 31, 1998, 1997 and 1996

          Statements of cash flows for the years ended December 31, 1998, 1997 and 1996

          Notes to financial statements

  2. Financial statement schedules

     All financial statement schedules have been omitted since the required information is in the financial statements or notes thereto, or is not applicable nor required.

  (b) Reports on Form 8-K

     None.

  (c) Exhibits

     The exhibits listed on the accompanying index to exhibits are filed or incorporated by reference as part of this annual report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PARKER & PARSLEY 90-A, L.P.

                                            By: Pioneer Natural Resources USA,
                                                Inc. Managing General Partner

                                            By:   /s/ SCOTT D. SHEFFIELD
                                              ----------------------------------
                                                     Scott D. Sheffield,
                                                          President

Dated: March 25, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


               /s/ SCOTT D. SHEFFIELD                  President and Director of        March 25, 1999
-----------------------------------------------------    Pioneer USA
                 Scott D. Sheffield

                 /s/ TIMOTHY L. DOVE                   Executive Vice President and     March 25, 1999
-----------------------------------------------------    Director of Pioneer USA
                   Timothy L. Dove

              /s/ DENNIS E. FAGERSTONE                 Executive Vice President and     March 25, 1999
-----------------------------------------------------    Director of Pioneer USA
                Dennis E. Fagerstone

                 /s/ MARK L. WITHROW                   Executive Vice President,        March 25, 1999
-----------------------------------------------------    General Counsel and Director
                   Mark L. Withrow                       of Pioneer USA

                /s/ M. GARRETT SMITH                   Executive Vice President, Chief  March 25, 1999
-----------------------------------------------------    Financial Officer and
                  M. Garrett Smith                       Director of Pioneer USA

                   /s/ LON C. KILE                     Executive Vice President of      March 25, 1999
-----------------------------------------------------    Pioneer USA
                     Lon C. Kile

                   /s/ RICH DEALY                      Vice President and Chief         March 25, 1999
-----------------------------------------------------    Accounting Officer of Pioneer
                     Rich Dealy                          USA

                          PARKER & PARSLEY 90-A, L.P.

                               INDEX TO EXHIBITS

     The following documents are incorporated by reference in response to Item 14(c):

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------

          3(a)           -- Form of Agreement of Limited Partnership of Parker &
                            Parsley 90-A, L.P. incorporated by reference to Exhibit A
                            of the Post-Effective Amendment No. 1 of the
                            Partnership's Registration Statement on Form S-1
                            (Registration No. 33-26097)
          4(b)           -- Form of Limited Partner Subscription Agreement
                            incorporated by reference to Exhibit C of the
                            Post-Effective Amendment No. 1 of the Partnership's
                            Registration Statement on Form S-1 (Registration No.
                            33-26097)
          4(b)           -- Form of General Partner Subscription Agreement
                            incorporated by reference to Exhibit D of the
                            Post-Effective Amendment No. 1 of the Partnership's
                            Registration Statement on Form S-1 (Registration No.
                            33-26097)
          4(b)           -- Power of Attorney incorporated by reference to Exhibit B of Amendment No. 1 of the Partnership's Registration
                            Statement on Form S-1 (Registration No. 33-26097)
          4(c)           -- Specimen Certificate of Limited Partnership Interest
                            incorporated by reference to Exhibit 4c of the
                            Partnership's Registration Statement on Form S-1
                            (Registration No. 33-26097)
         10(b)           -- Form of Development Drilling Program Agreement
                            incorporated by reference to Exhibit B of the
                            Post-Effective Amendment No. 1 of the Partnership's
                            Registration Statement on Form S-1 (Registration No.
                            33-26097)
         27.1*           -- Financial Data Schedule

---------------

* Filed herewith

                          PARKER & PARSLEY 90-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)
                        DECEMBER 31, 1998, 1997 AND 1996

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

     The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing discounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rates to the difference.

     Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider probable reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                              ---------------------------------
                                                                1998        1997        1996
                                                              ---------   ---------   ---------
                                                                       (IN THOUSANDS)
Oil and gas producing activities:
  Future cash inflows.......................................   $ 2,464     $ 7,483     $14,291
  Future production costs...................................    (1,931)     (4,629)     (7,636)
  Future development costs..................................        --          --         100
                                                               -------     -------     -------
                                                                   533       2,854       6,755
  10% annual discount factor................................      (155)     (1,237)     (3,392)
                                                               -------     -------     -------
  Standardized measure of discounted future net cash
     flows..................................................   $   378     $ 1,617     $ 3,363
                                                               =======     =======     =======

                                                                YEAR ENDED DECEMBER 31,
                                                              ---------------------------
                                                               1998      1997      1996
                                                              -------   -------   -------
                                                                    (IN THOUSANDS)
Oil and Gas Producing Activities:
  Oil and gas sales, net of production costs................  $  (159)  $  (338)  $  (479)
  Net changes in prices and production costs................   (1,027)   (1,539)    1,365
  Extensions and discoveries................................       --        --        --
  Sales of minerals-in-place................................       --        --       (31)
  Purchases of minerals-in-place............................       --        --        --
  Revisions of estimated future development costs...........       --       (57)      (51)
  Revisions of previous quantity estimates and reserves
     added by development drilling..........................     (174)     (178)      724
  Accretion of discount.....................................      162       336       191
  Changes in production rates, timing and other.............      (41)       30      (266)
                                                              -------   -------   -------
  Change in present value of future net revenues............   (1,239)   (1,746)    1,453
                                                              -------   -------   -------
  Balance, beginning of year................................    1,617     3,363     1,910
                                                              -------   -------   -------
  Balance, end of year......................................  $   378   $ 1,617   $ 3,363
                                                              =======   =======   =======

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                            SUPPLEMENTAL INFORMATION

                                       OF

                 PARKER & PARSLEY 90-B CONV., L.P., A DELAWARE
                              LIMITED PARTNERSHIP

                                       TO

            PROXY STATEMENT DATED                             , 1999

                             ----------------------

       THE DATE OF THIS SUPPLEMENT IS                             , 1999
                             ----------------------

     This document contains important information specific to Parker & Parsley
90-B Conv., L.P. and supplements the proxy statement dated             , 1999,
of Pioneer Natural Resources USA, Inc., by which Pioneer USA is soliciting proxies to be voted at a special meeting of limited partners of the partnerships described in the proxy statement. The purpose of the special meeting is for you to vote upon the merger of Parker & Parsley 90-B Conv., L.P. with and into Pioneer USA that, if completed, will result in your receiving cash for your partnership interests.

     This supplement contains the following information concerning Parker & Parsley 90-B Conv., L.P.:

     - A table containing:

        -- the aggregate initial investment by the limited partners

        -- the aggregate historical limited partner distributions through June
           30, 1999

        -- the merger value per $1,000 limited partner investment as of June 30,
           1999

        -- the merger value per $1,000 limited partner investment as a multiple of distributions for the 12 months ended June 30, 1999

        -- the book value per $1,000 limited partner investment as of June 30, 1999 and as of December 31, 1998 and

        -- the ordinary tax loss per $1,000 limited partner investment in year of initial investment

     - Quarterly Report on Form 10-Q for the six months ended June 30, 1999

     - Annual Report on Form 10-K for the year ended December 31, 1998

     - Disclosures about the partnership's oil and gas producing activities

                       PARKER & PARSLEY 90-B CONV., L.P.

                         SUPPLEMENTAL INFORMATION TABLE

Aggregate Initial Investment by the Limited Partners(a).....  $11,897
Aggregate Historical Limited Partner Distributions through
  June 30, 1999(a)..........................................  $ 7,190
Merger Value per $1,000 Limited Partner Investment as of
  June 30, 1999(b)..........................................  $158.61
Merger Value per $1,000 Limited Partner Investment as a
  Multiple of Distributions for the 12 Months ended June 30,
  1999(b)...................................................    12.23times
Book Value per $1,000 Limited Partner Investment:
  -- as of June 30, 1999(b).................................  $166.39
  -- as of December 31, 1998(b).............................  $169.31
Ordinary Tax Loss per $1,000 Limited Partner Investment in
  Year of Initial Investment(b), (c)........................  $   469

---------------

(a)  Stated in thousands.

(b) Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

(c) Your ability to use your distributive share of the partnership's loss to offset your other income may have been subject to certain limitations at your level as a partner, and you may therefore wish to consult your tax advisor to determine the additional value, if any, actually realized by you in your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                        COMMISSION FILE NO. 33-26097-08

                       PARKER & PARSLEY 90-B CONV., L.P.
             (Exact name of Registrant as specified in its charter)

                  DELAWARE                                       75-2329284
       (State or other jurisdiction of                        (I.R.S. Employer
       incorporation or organization)                      Identification Number)

  303 WEST WALL, SUITE 101, MIDLAND, TEXAS                          79701
  (Address of principal executive offices)                       (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       PARKER & PARSLEY 90-B CONV., L.P.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
                   PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS
     Balance Sheets as of June 30, 1999 and December 31,
      1998..................................................     3
     Statements of Operations for the three and six months
      ended June 30, 1999 and 1998..........................     4
     Statement of Partners' Capital for the six months ended
      June 30, 1999.........................................     5
     Statements of Cash Flows for the six months ended June
      30, 1999 and 1998.....................................     6
     Notes to Financial Statements..........................     7

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
        CONDITION AND RESULTS OF OPERATIONS.................     8

                    PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K....................    11
     27.1 Financial Data Schedule
     Signatures.............................................    12

                         PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                       PARKER & PARSLEY 90-B CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                     ASSETS

                                                                JUNE 30,       DECEMBER 31,
                                                                  1999             1998
                                                               -----------     ------------
                                                               (UNAUDITED)
Current assets:
  Cash......................................................   $    96,775     $    76,330
  Accounts receivable -- oil and gas sales..................       125,793          83,807
                                                               -----------     -----------
          Total current assets..............................       222,568         160,137
                                                               -----------     -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................     9,606,297       9,600,469
Accumulated depletion.......................................    (7,794,127)     (7,703,198)
                                                               -----------     -----------
          Net oil and gas properties........................     1,812,170       1,897,271
                                                               -----------     -----------

                                                               $ 2,034,738     $ 2,057,408
                                                               ===========     ===========

                             LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................   $    35,235     $    22,740
Partners' capital:
  Managing general partner..................................        19,995          20,346
  Limited partners (11,897 interests).......................     1,979,508       2,014,322
                                                               -----------     -----------
                                                                 1,999,503       2,034,668
                                                               -----------     -----------
                                                               $ 2,034,738     $ 2,057,408
                                                               ===========     ===========

  The financial information included as of June 30, 1999 has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                       PARKER & PARSLEY 90-B CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                     THREE MONTHS ENDED     SIX MONTHS ENDED
                                                          JUNE 30,              JUNE 30,
                                                     -------------------   -------------------
                                                       1999       1998       1999       1998
                                                     --------   --------   --------   --------
Revenues:
  Oil and gas......................................  $196,244   $203,398   $349,651   $410,441
  Interest.........................................       960      1,558      1,899      3,475
  Gain on disposition of assets....................        --         --         --        123
                                                     --------   --------   --------   --------
                                                      197,204    204,956    351,550    414,039
                                                     --------   --------   --------   --------
Costs and expenses:
  Oil and gas production...........................   115,052    134,541    236,655    274,144
  General and administrative.......................     6,427      6,706     12,245     13,701
  Depletion........................................    29,386     61,424     90,929    114,204
                                                     --------   --------   --------   --------
                                                      150,865    202,671    339,829    402,049
                                                     --------   --------   --------   --------
Net income.........................................  $ 46,339   $  2,285   $ 11,721   $ 11,990
                                                     ========   ========   ========   ========
Allocation of net income:
  Managing general partner.........................  $    463   $     23   $    117   $    120
                                                     ========   ========   ========   ========
  Limited partners.................................  $ 45,876   $  2,262   $ 11,604   $ 11,870
                                                     ========   ========   ========   ========
Net income per limited partnership interest........  $   3.86   $    .19   $    .98   $   1.00
                                                     ========   ========   ========   ========
Distributions per limited partnership interest.....  $   1.80   $   4.76   $   3.90   $  14.69
                                                     ========   ========   ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                       PARKER & PARSLEY 90-B CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         STATEMENT OF PARTNERS' CAPITAL
                                  (UNAUDITED)

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Balance at January 1, 1999.................................  $20,346    $2,014,322   $2,034,668
  Distributions............................................     (468)      (46,418)     (46,886)
  Net income...............................................      117        11,604       11,721
                                                             -------    ----------   ----------
Balance at June 30, 1999...................................  $19,995    $1,979,508   $1,999,503
                                                             =======    ==========   ==========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                       PARKER & PARSLEY 90-B CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                               SIX MONTHS ENDED
                                                                   JUNE 30,
                                                              -------------------
                                                                1999       1998
                                                              --------   --------
Cash flows from operating activities:
  Net income................................................  $ 11,721   $ 11,990
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depletion..............................................    90,929    114,204
     Gain on disposition of assets..........................        --       (123)
  Changes in assets and liabilities:
     Accounts receivable....................................   (41,986)    31,700
     Accounts payable.......................................    12,495      6,802
                                                              --------   --------
          Net cash provided by operating activities.........    73,159    164,573
                                                              --------   --------
Cash flows from investing activities:
  Additions to oil and gas properties.......................    (5,828)    (7,888)
  Proceeds from asset dispositions..........................        --        123
                                                              --------   --------
          Net cash used in investing activities.............    (5,828)    (7,765)
                                                              --------   --------
Cash flows used in financing activities:
  Cash distributions to partners............................   (46,886)  (176,476)
                                                              --------   --------
Net increase (decrease) in cash equivalents.................    20,445    (19,668)
Cash at beginning of period.................................    76,330    118,712
                                                              --------   --------
Cash at end of period.......................................  $ 96,775   $ 99,044
                                                              ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                       PARKER & PARSLEY 90-B CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 90-B Conv., L.P. (the "Partnership") was organized as a general partnership in 1990 under the laws of the State of Texas and was converted to a Delaware limited partnership on August 1, 1991.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. BASIS OF PRESENTATION

     In the opinion of management, the unaudited financial statements of the Partnership as of June 30, 1999 and for the three and six months ended June 30, 1999 and 1998 include all adjustments and accruals consisting only of normal recurring accrual adjustments which are necessary for a fair presentation of the results for the interim period. These interim results are not necessarily indicative of results for a full year.

     Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in this Form 10-Q pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements should be read in conjunction with the financial statements and the notes thereto contained in the Partnership's Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, a copy of which is available upon request by writing to Rich Dealy, Vice President and Chief Accounting Officer, 5205 North O'Connor Boulevard, 1400 Williams Square West, Irving, Texas 75039-3746.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (1)

RESULTS OF OPERATIONS

  Six months ended June 30, 1999 compared with six months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues decreased 15% to $349,651 from $410,441 for the six months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from lower average prices received and a decrease in production. For the six months ended June 30, 1999, 18,107 barrels of oil, 8,670 barrels of natural gas liquids ("NGLs") and 36,322 mcf of gas were sold, or 32,831 barrel of oil equivalents ("BOEs"). For the six months ended June 30, 1998, 21,153 barrels of oil, 8,110 barrel of NGLs and 36,722 mcf of gas were sold, or 35,383 BOEs.

     The average price received per barrel of oil decreased 6%, from $13.99 for the six months ended June 30, 1998 to $13.22 for the same period in 1999. The average price received per barrel of NGLs decreased 6%, from $7.27 during the six months ended June 30, 1998 to $6.81 for the same period in 1999. The average price received per mcf of gas decreased 7% from $1.51 for the six months ended June 30, 1998 to $1.41 for the same period in 1999. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received during the six months ended June 30, 1999.

     The volatility of commodity prices has had, and continues to have, a significant impact on the Partnership's revenues and operating cash flow and could result in additional decreases to the carrying value of the Partnership's oil and gas properties.

     A gain on disposition of assets of $123 was received during the six months ended June 30, 1998 from the sale of equipment on one saltwater disposal well plugged and abandoned in a prior year.

     Costs and Expenses:

     Total costs and expenses decreased to $339,829 for the six months ended June 30, 1998 as compared to $402,049 for the same period in 1998, a decrease of $62,220, or 15%. This decrease was due to declines in production costs, depletion and general and administrative expenses ("G&A").

     Production costs were $236,655 for the six months ended June 30, 1999 and $274,144 for the same period in 1998, resulting in a $37,489 decrease, or 14%. This decrease was due to declines in well maintenance costs, production taxes and workover expenses.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 11% from $13,701 for the six months ended June 30, 1998 to $12,245 for the same period in 1999.

     Depletion was $90,929 for the six months ended June 30, 1999 compared to $114,204 for the same period in 1998, a decrease in depletion of $23,275, or 20%. This decrease was primarily due to a reduction in oil production of 3,046 barrels for the six months ended June 30, 1999 compared to the same period in 1998, an increase in proved reserves during the period ended June 30, 1999 due to higher commodity prices and a reduction in the Partnership's net depletable basis from charges taken in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121") during the fourth quarter of 1998.

  Three months ended June 30, 1999 compared with three months ended June 30,
  1998

     Revenues:

     The Partnership's oil and gas revenues decreased 4% to $196,244 from $203,398 for the three months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from a decrease in production, offset by higher average prices received. For the three months ended June 30, 1999, 8,675 barrels of oil, 4,896 barrels of NGLs and 18,753 mcf of gas were sold, or 16,697 BOEs. For the three months ended June 30, 1998, 10,684 barrels of oil, 4,429 barrels of NGLs and 18,359 mcf of gas were sold, or 18,173 BOEs.

     The average price received per barrel of oil increased $1.56, or 12%, from $13.25 for the three months ended June 30, 1998 to $14.81 for the same period in 1999. The average price received per barrel of NGLs increased 4% from $7.62 during the three months ended June 30, 1998 to $7.90 for the same period in 1999. The average price received per mcf of gas increased slightly from $1.53 during the three months ended June 30, 1998 to $1.55 for the same period in 1999.

     Costs and Expenses:

     Total costs and expenses decreased to $150,865 for the three months ended June 30, 1999 as compared to $202,671 for the same period in 1998, a decrease of $51,806, or 26%. This decrease was due to declines in depletion, production costs and G&A.

     Production costs were $115,052 for the three months ended June 30, 1999 and $134,541 for the same period in 1998, resulting in a $19,489 decrease, or 14%. The decrease was due to lower well maintenance costs, production taxes and ad valorem taxes.

     During this period, G&A decreased, in aggregate, 4% from $6,706 for the three months ended June 30, 1998 to $6,427 for the same period in 1999.

     Depletion was $29,386 for the three months ended June 30, 1999 compared to $61,424 for the same period in 1997, a decrease of $32,038, or 52%. This decrease was primarily attributable to an increase in proved reserves during the period ended June 30, 1999 as a result of higher commodity prices, a decrease in oil production of 2,009 barrels for the three months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1998.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $91,414 during the six months ended June 30, 1999 from the same period ended June 30, 1998. This decrease was primarily due to a decline in oil and gas sales receipts, offset by a decrease in production costs paid.

  Net Cash Used in Investing Activities

     The Partnership's principal investing activities for the six months ended June 30, 1999 and 1998 included expenditures related to equipment replacement on various oil and gas properties.

     Proceeds from asset dispositions of $123 were received during the six months ended June 30, 1998 from the sale of equipment on one saltwater disposal well abandoned in a prior year.

  Net Cash Used in Financing Activities

     Cash was sufficient for the six months ended June 30, 1999 to cover distributions to the partners of $46,886 of which $468 was distributed to the managing general partner and $46,418 to the limited partners. For the same period ended June 30, 1998, cash was sufficient for distributions to the partners of $176,476 of which $1,765 was distributed to the managing general partner and $174,711 to the limited partners.

     From the third quarter of 1997 through the first quarter of 1999, there was a declining trend in oil and gas levels. During the first quarter of 1999, the Organization of Petroleum Exporting Countries and certain other crude oil exporting nations announced reductions in their planned export volumes. These announcements, together with early indications that the nations have initiated their planned reductions, have had some stabilizing effect on commodity prices during the latter part of the first quarter of 1999 and into August 1999. However, no assurances can be given that the stabilizing effect of these actions, or the planned reductions in export volumes, will be sustained for an extended period of time.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright, or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     As of June 30, 1999, the managing general partner estimates that the assessment phase is approximately 99% complete and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     Through June 30, 1999, the managing general partner had distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 52% of the inquiries.

     The remedial phase of the managing general partner's Year 2000 project is in varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of June 30, 1999, the managing general partner estimates that the remedial phase is approximately 83% complete, on a worldwide basis, subject to continuing evaluations of the responses to third party inquiries and to the testing phase results. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and has completed the testing of the system for Year 2000 compliance. The remediation of non-information technology is expected to be completed by October 1999. The managing general partner's Year 2000 remedial actions have not delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of information technology systems by October 1999. The testing of the non-information technology remediation is scheduled to be completed by the end of November 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. As of June 30, 1999, the managing general partner's total costs incurred on the Year 2000 problem were $2.3 million, of which approximately $200 thousand were incurred to replace non-compliant systems.

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the business continuity and contingency planning phase of the managing general partner's Year 2000 project, contingency plans were designed to mitigate the exposures to mission critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.
---------------

(1) "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements.

                           PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

  (a) Exhibits

     27.1  Financial Data Schedule

  (b) Form 8-K -- none

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARKER & PARSLEY 90-B CONV., L.P.

                                            By: Pioneer Natural Resources USA,
                                                Inc.,
                                                Managing General Partner

                                            By:       /s/ RICH DEALY
                                              ----------------------------------
                                                Rich Dealy, Vice President and
                                                   Chief Accounting Officer

Dated: August 9, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-K
                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                        COMMISSION FILE NO. 33-26097-08

                       PARKER & PARSLEY 90-B CONV., L.P.
             (Exact name of Registrant as specified in its charter)

                   DELAWARE                                      75-2329284
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        679701
   (Address of principal executive offices)                      (Zip code)

      Registrant's Telephone Number, including area code : (915) 683-4768

        Securities registered pursuant to Section 12(b) of the Act: NONE

          Securities registered pursuant to Section 12(g) of the Act:

                LIMITED PARTNERSHIP INTERESTS ($1,000 PER UNIT)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

     No market currently exists for the limited partnership interests of the Registrant. Based on original purchase price the aggregate market value of limited partnership interests owned by non-affiliates of the Registrant is $11,817,000.

     As of March 8, 1999, the number of outstanding limited partnership interests was 11,897.

     The following documents are incorporated by reference into the indicated parts of this Annual Report on Form 10-K: NONE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Parts I and II of this Report contain forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements. See "Item 1. Business" for a description of various factors that could materially affect the ability of the Partnership to achieve the anticipated results described in the forward looking statements.

                                     PART I

ITEM 1. BUSINESS

     Parker & Parsley 90-B Conv., L.P. (the "Partnership") was organized in 1990 as a general partnership under the laws of the State of Texas. The Partnership converted to a Delaware limited partnership on August 1, 1991. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger. For a more complete description of the Parker & Parsley and Mesa merger, see Pioneer's Registration Statement on Form S-4 as filed with the Securities & Exchange Commission.

     A Registration Statement, as amended, filed pursuant to the Securities Act of 1933, registering general partnership interests aggregating $30,000,000 in a series of Texas general partnerships formed under the Parker & Parsley 89-90 Development Drilling Program, was declared effective by the Securities and Exchange Commission on August 1, 1989. On October 5, 1990, the offering of general partnership interests in the Partnership, the fourth partnership formed under such statement, was closed, with interests aggregating $11,897,000 being sold to 668 subscribers.

     The Partnership engages primarily in oil and gas development and production and is not involved in any industry segment other than oil and gas. See "Item 6. Selected Financial Data" and "Item 8. Financial Statements and Supplementary Data" of this report for a summary of the Partnership's operating information and identifiable assets.

     The principal markets during 1998 for the oil produced by the Partnership were refineries and oil transmission companies that have facilities near the Partnership's oil producing properties. The principal markets for the Partnership's gas were companies that have pipelines located near the Partnership's gas producing properties. Of the Partnership's total oil and gas revenues for 1998, approximately 58% and 21% were attributable to sales made to Genesis Crude Oil, L.P. and Western Gas Resources, Inc., respectively.

     The Partnership's revenues, profitability, cash flow and future rate of growth are highly dependent on the prevailing prices of oil and gas, which are affected by numerous factors beyond the Partnership's control. Oil and gas prices historically have been very volatile. A substantial or extended decline in the prices of oil or gas could have a material adverse effect on the Partnership's revenues, profitability and cash flow and could, under certain circumstances, result in a reduction in the carrying value of the Partnership's oil and gas properties.

     Because of the demand for oil and gas, the Partnership does not believe that the termination of the sales of its products to any one customer would have a material adverse impact on its operations. The loss of a particular customer for gas may have an effect if that particular customer has the only gas pipeline located in the areas of the Partnership's gas producing properties. The Partnership believes, however, that the effect would be temporary, until alternative arrangements could be made.

     Federal and state regulation of oil and gas operations generally includes the fixing of maximum prices for regulated categories of natural gas, the imposition of maximum allowable production rates, the taxation of income and other items, and the protection of the environment. Although the Partnership believes that its business operations do not impair environmental quality and that its costs of complying with any applicable environmental regulations are not currently significant, the Partnership cannot predict what, if any, effect these environmental regulations may have on its current or future operations.

     The Partnership does not have any employees of its own. Pioneer USA employs 818 persons, many of whom dedicated a part of their time to the conduct of the Partnership's business during the period for which this report is filed. Pioneer USA supplies all management functions.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves.

     No material part of the Partnership's business is seasonal and the Partnership conducts no foreign operations.

ITEM 2. PROPERTIES

     The Partnership's properties consist primarily of leasehold interests in properties on which oil and gas wells are located. Such property interests are often subject to landowner royalties, overriding royalties and other oil and gas leasehold interests.

     Fractional working interests in developmental oil and gas prospects located primarily in the Spraberry Trend Area of West Texas were acquired by the Partnership, resulting in the Partnership's participation in the drilling of 104 oil and gas wells. One well has been plugged and abandoned. At December 31, 1998, the Partnership had 103 producing oil and gas wells.

     For information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities for the years then ended, see Note 7 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" below. Such reserves have been estimated by the engineering staff of Pioneer USA with a review by Williamson Petroleum Consultants, Inc., an independent petroleum consultant.

ITEM 3. LEGAL PROCEEDINGS

     The Partnership from time to time is a party to various legal proceedings incidental to its business involving claims in oil and gas leases or interests, other claims for damages in amounts not in excess of 10% of its current assets and other matters, none of which Pioneer believes to be material to the Partnership.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to a vote of security holders during the fourth quarter of 1998.

                                    PART II

ITEM 5. MARKET FOR PARTNERSHIP'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     At March 8, 1999, the Partnership had 11,897 outstanding limited partnership interests held of record by 664 subscribers. There is no established public trading market for the limited partnership interests. Under the limited partnership agreement, Pioneer USA has made certain commitments to purchase partnership interests at a computed value.

     Revenues which, in the sole judgement of the managing general partner, are not required to meet the Partnership's obligations are distributed to the partners at least quarterly in accordance with the limited partnership agreement. During the years ended December 31, 1998 and 1997, $281,505 and $623,178, respectively, of such revenue-related distributions were made to the limited partners.

ITEM 6. SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the years ended December 31:

                                      1998         1997         1996         1995         1994
                                   ----------   ----------   ----------   ----------   ----------
OPERATING RESULTS:
  Oil and gas sales..............  $  764,787   $1,118,628   $1,382,265   $1,160,419   $1,266,515
                                   ==========   ==========   ==========   ==========   ==========
  Impairment of oil and gas
     properties..................  $  275,430   $  328,594   $   22,474   $  115,434   $       --
                                   ==========   ==========   ==========   ==========   ==========
  Net income (loss)..............  $ (373,956)  $  (55,191)  $  544,919   $  181,451   $  229,524
                                   ==========   ==========   ==========   ==========   ==========
  Allocation of net income
     (loss):
     Managing general partner....  $   (3,740)  $     (552)  $    5,449   $    1,852   $    2,345
                                   ==========   ==========   ==========   ==========   ==========
     Limited partners............  $ (370,216)  $  (54,639)  $  539,470   $  179,599   $  227,179
                                   ==========   ==========   ==========   ==========   ==========
  Limited partners' net income
     (loss) per limited
     partnership interest........  $   (31.12)  $    (4.59)  $    45.35   $    15.10   $    19.10
                                   ==========   ==========   ==========   ==========   ==========
  Limited partners' cash
     distributions per limited
     partnership interest........  $    23.66   $    52.38   $    56.21   $    48.84   $    53.88
                                   ==========   ==========   ==========   ==========   ==========
AT YEAR END:
  Total assets...................  $2,057,408   $2,727,510   $3,402,932   $3,580,821   $3,947,513
                                   ==========   ==========   ==========   ==========   ==========

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  1998 compared to 1997

     The Partnership's 1998 oil and gas revenues decreased 32% to $764,787 from $1,118,628 in 1997. The decrease in revenues resulted from lower average prices received. In 1998, 41,140 barrels of oil, 17,403 barrels of natural gas liquids ("NGLs") and 73,460 mcf of gas were sold, or 70,786 barrel of oil equivalents ("BOEs"). In 1997, 42,270 barrels of oil, 6,929 barrels of NGLs and 100,068 mcf of gas were sold, or 65,877 BOEs. Due to the decline characteristics of the Partnership's oil and gas properties, management expects a certain amount of decline in production in the future until the Partnership's economically recoverable reserves are fully depleted.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. Effective September 30, 1997, as a result of the merger with Mesa, the managing general partner accounts for processed natural gas production in two components: natural gas liquids and dry residue gas. As a result of the change in the managing general partner's policy, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, separate product volumes will not be comparable for periods prior to September 30, 1997. Also, prices for gas products will not be comparable as the price per mcf for natural gas for the year ended December 31, 1998 is the price received for dry residue gas and the price per mcf for natural gas produced prior to October 1997 was presented as a price for wet gas (i.e., natural gas liquids combined with dry residue gas).

     The average price received per barrel of oil decreased $6.33, or 33%, from $19.45 in 1997 to $13.12 in 1998. The average price received per barrel of NGLs decreased $3.78, or 36%, from $10.38 in 1997 to $6.60 in 1998. The average price received per mcf of gas decreased 33% from $2.24 in 1997 to $1.50 in 1998. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1998.

     Gain on disposition of assets of $1,669 for 1998 was attributable to credits received from the disposal of oil and gas equipment on a fully depleted well and from credits received for the disposal of oil and gas equipment on one well that was plugged and abandoned in a prior year.

     Total costs and expenses decreased to $1,147,349 in 1998 as compared to $1,182,470 in 1997, a decrease of $35,121, or 3%. The decrease was due to declines in the impairment of oil and gas properties, production costs and general and administrative expenses ("G&A"), offset by an increase in depletion.

     Production costs were $517,526 in 1998 and $534,097 in 1997, resulting in a $16,571 decrease, or 3%. The decrease was due to lower production taxes due to decreased oil and gas revenues and declines in workover costs and ad valorem taxes, offset by an increase in well maintenance costs.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 29% from $37,876 in 1997 to $26,722 in 1998. The Partnership paid the managing general partner $22,923 in 1998 and $33,218 in 1997 for G&A incurred on behalf of the Partnership. G&A is allocated, in part, to the Partnership by the managing general partner. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the managing general partner reviews the Partnership's oil and gas properties for impairment whenever events or circumstances indicate a decline in the recoverability of the carrying value of the Partnership's assets may have occurred. Declining commodity prices prompted impairment reviews in 1998 and 1997. As a result of the review and evaluation of its long-lived assets for impairment, the Partnership recognized non-cash charges of $275,430 and $328,594 related to its oil and gas properties during 1998 and 1997, respectively.

     Depletion was $327,671 in 1998 compared to $281,903 in 1997. This represented an increase of $45,768, or 16%. The increase was primarily the result of a combination of factors that included a decline in proved reserves during 1998 due to the lower commodity prices, offset by a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1997 and a reduction in oil production of 1,130 barrels for the period ended December 31, 1998 compared to the same period in 1997.

  1997 compared to 1996

     The Partnership's 1997 oil and gas revenues decreased 19% to $1,118,628 from $1,382,265 in 1996. The decrease in revenues resulted from declines in production and lower average prices received. In 1997,

42,270 barrels of oil, 6,929 barrels of NGLs and 100,068 mcf of gas were sold, or 65,877 BOEs. In 1996, 48,188 barrels of oil and 130,387 mcf of gas were sold, or 69,919 BOEs.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. As is described above in "Results of Operations -- 1998 compared to 1997", the Partnership changed its method of accounting for processed natural gas to a dry gas basis in the fourth quarter of 1997. As a result of this change, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, 1997 and 1996 separate product volumes are not comparable.

     The declines in production volumes were primarily attributable to the decline characteristics of the Partnership's oil and gas properties.

     The average price received per barrel of oil decreased $2.30, or 11%, from $21.75 in 1996 to $19.45 in 1997. The average price received per barrel of NGLs during 1997 was $10.38. The average price received per mcf of gas decreased 13% from $2.56 in 1996 to $2.24 in 1997.

     A gain on disposition of assets of $2,401 was recognized during 1996 from credits received from the disposal of oil and gas equipment on one well that was plugged and abandoned in a prior year and credits received from the disposal of oil and gas equipment on fully depleted wells, offset by a loss from the write-off of remaining capitalized well costs on the abandonment of one saltwater disposal well.

     Total costs and expenses increased to $1,182,470 in 1997 as compared to $847,612 in 1996, an increase of $334,858, or 40%. The increase was due to the impairment of oil and gas properties and increases in depletion and production costs, offset by a decrease in G&A.

     Production costs were $534,097 in 1997 and $523,763 in 1996, resulting in a $10,334 increase. The increase was due to additional well maintenance costs, workover costs incurred in an effort to stimulate well production and ad valorem taxes, offset by a decline in production taxes.

     During this period, G&A decreased, in aggregate, 10% from $41,920 in 1996 to $37,876 in 1997. The Partnership paid the managing general partner $33,218 in 1997 and $37,351 in 1996 for G&A incurred on behalf of the Partnership.

     The Partnership recognized non-cash SFAS 121 impairment provisions of $328,594 and $22,474 related to its oil and gas properties during the fourth quarters of 1997 and 1996, respectively.

     Depletion was $281,903 in 1997 compared to $259,455 in 1996. This represented an increase of $22,448 or 9%. The increase was primarily attributable to a decrease in oil reserves during 1997 as a result of lower commodity prices, offset by a decline in oil production of 5,918 barrels for 1997 as compared to 1996.

IMPACT OF INFLATION AND CHANGING PRICES ON SALES AND NET INCOME

     Inflation impacts the fixed overhead rate charges of the lease operating expenses for the Partnership. During 1998, the annual change in the index of average weekly earnings of crude petroleum and gas production workers issued by the U.S. Department of Labor, Bureau of Labor Statistics increased (effective April 1, 1998) 10.3%. The 1997 annual change in average weekly earnings increased by 2%. The 1996 index increased 4.1%. The impact of inflation for other lease operating expenses is small due to the current economic condition of the oil industry.

     The oil and gas industry experienced volatility during the past decade because of the fluctuation of the supply of most fossil fuels relative to the demand for such products and other uncertainties in the world energy markets causing significant fluctuations in oil and gas prices. During 1998, the price per barrel for oil production similar to the Partnership's ranged from approximately $9.50 to $15.50. During most of 1997 and 1996, the Partnership benefitted from higher oil prices as compared to previous years. However, during the fourth quarter of 1997, oil prices began a downward trend that has continued into March 1999. On March 8, 1999, the market price for West Texas intermediate crude was $11.00 per barrel. A continuation of the current commodity price environment will continue to have an adverse effect on the Partnership's revenues, operating cash flow and distributions and could result in additional decreases in the carrying value of the Partnership's oil and gas properties.

     Prices for natural gas are subject to ordinary seasonal fluctuations, and this volatility of natural gas prices may result in production being curtailed and, in some cases, wells being completely shut-in.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $384,699 during the year ended December 31, 1998 from the year ended December 31, 1997. The decrease was primarily due to declines in oil and gas sales receipts, offset by declines in production costs and G&A expenses paid.

  Net Cash Used in Investing Activities

     The Partnership's principal investing activities during 1998 and 1997 were related to the replacement of oil and gas equipment on active properties.

     Proceeds from asset dispositions of $1,669 were received in 1998 from credits received on one fully depleted well and from the sale of oil and gas equipment on one well abandoned in a prior year.

  Net Cash Used in Financing Activities

     Cash was sufficient in 1998 for distributions to the partners of $284,348 of which $2,843 was distributed to the managing general partner and $281,505 to the limited partners. In 1997, cash was sufficient for distributions to the partners of $629,473 of which $6,295 was distributed to the managing general partner and $623,178 to the limited partners.

     The current commodity price environment will continue to impact the distributions and could result in limited or no distributions to the partners.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     The assessment phase of the managing general partner's Year 2000 project is at varying stages of completion as it pertains to information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the assessment phase is approximately 86% complete, on a worldwide basis, and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     The managing general partner expects to complete the assessment phase of its Year 2000 project by the end of the first quarter of 1999 but is being delayed by limited responses received on inquiries made of third party businesses. To date, the managing general partner has distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 37% of those inquiries.

     The remedial phase of the managing general partner's Year 2000 project is also at varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the remedial phase is approximately 54% complete, on a worldwide basis, subject to the continuing results of the third party inquiry assessments and the testing phase. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and is currently testing this system for Year 2000 compliance. The remediation of non-information technology is expected to be completed during July 1999. The managing general partner's Year 2000 remedial actions have not significantly delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of the Artesia system upgrades by March 1999 and all other information technology systems and non-information technology remediation by the end of the third quarter of 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. The managing general partner intends to use its working capital to pay for the costs of the Year 2000 projects. As of December 31, 1998, the managing general partner's total costs incurred on the Year 2000 problem were $1.8 million, of which $200 thousand were incurred to replace non-compliant systems. The managing general partner will allocate a portion of the costs of the Year 2000 programming charges to the Partnership in accordance with the general and administration allocation. (See Note 2 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".)

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the assessment phase of the managing general partner's Year 2000 project, contingency plans are being designed to mitigate the exposures to mission-critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Financial Statements of Parker & Parsley 90-B Conv., L.P.:
  Independent Auditors' Report -- Ernst & Young LLP.........   10
  Independent Auditors' Report -- KPMG LLP..................   11
  Balance Sheets as of December 31, 1998 and 1997...........   12
  Statements of Operations for the Years Ended December 31,
     1998, 1997 and 1996....................................   13
  Statements of Partners' Capital for the Years Ended
     December 31, 1998, 1997 and 1996.......................   14
  Statements of Cash Flows for the Years Ended December 31,
     1998, 1997 and 1996....................................   15
  Notes to Financial Statements.............................   16

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 90-B Conv., L.P.
(A Delaware Limited Partnership):

     We have audited the balance sheet of Parker & Parsley 90-B Conv., L.P. as of December 31, 1998, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 90-B Conv., L.P. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

Dallas, Texas
March 15, 1999

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 90-B Conv., L.P.
(A Delaware Limited Partnership):

     We have audited the financial statements of Parker & Parsley 90-B Conv., L.P. as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 90-B Conv., L.P. as of December 31, 1997, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Midland, Texas
March 20, 1998

                       PARKER & PARSLEY 90-B CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                  DECEMBER 31

                                     ASSETS

                                                                 1998           1997
                                                              -----------    -----------
Current assets:
  Cash......................................................  $    76,330    $   118,712
  Accounts receivable -- oil and gas sales..................       83,807        126,770
                                                              -----------    -----------
          Total current assets..............................      160,137        245,482
                                                              -----------    -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    9,600,469      9,582,125
Accumulated depletion.......................................   (7,703,198)    (7,100,097)
                                                              -----------    -----------
          Net oil and gas properties........................    1,897,271      2,482,028
                                                              -----------    -----------
                                                              $ 2,057,408    $ 2,727,510
                                                              ===========    ===========

                           LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $    22,740    $    34,538
Partners' capital:
  Managing general partner..................................       20,346         26,929
  Limited partners (11,897 interests).......................    2,014,322      2,666,043
                                                              -----------    -----------
                                                                2,034,668      2,692,972
                                                              -----------    -----------
                                                              $ 2,057,408    $ 2,727,510
                                                              ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                       PARKER & PARSLEY 90-B CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998         1997         1996
                                                           ----------   ----------   ----------
Revenues:
  Oil and gas............................................  $  764,787   $1,118,628   $1,382,265
  Interest...............................................       6,937        8,651        7,865
  Gain on disposition of assets..........................       1,669           --        2,401
                                                           ----------   ----------   ----------
                                                              773,393    1,127,279    1,392,531
                                                           ----------   ----------   ----------
Costs and expenses:
  Oil and gas production.................................     517,526      534,097      523,763
  General and administrative.............................      26,722       37,876       41,920
  Impairment of oil and gas properties...................     275,430      328,594       22,474
  Depletion..............................................     327,671      281,903      259,455
                                                           ----------   ----------   ----------
                                                            1,147,349    1,182,470      847,612
                                                           ----------   ----------   ----------
Net income (loss)........................................  $ (373,956)  $  (55,191)  $  544,919
                                                           ==========   ==========   ==========
Allocation of net income (loss):
  Managing general partner...............................  $   (3,740)  $     (552)  $    5,449
                                                           ==========   ==========   ==========
  Limited partners.......................................  $ (370,216)  $  (54,639)  $  539,470
                                                           ==========   ==========   ==========
Net income (loss) per limited partnership interest.......  $   (31.12)  $    (4.59)  $    45.35
                                                           ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                       PARKER & PARSLEY 90-B CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                        STATEMENTS OF PARTNERS' CAPITAL

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Partners' capital at January 1, 1996.......................  $35,082    $3,473,154   $3,508,236
  Distributions............................................   (6,755)     (668,764)    (675,519)
  Net income...............................................    5,449       539,470      544,919
                                                             -------    ----------   ----------
Partners' capital at December 31, 1996.....................   33,776     3,343,860    3,377,636
  Distributions............................................   (6,295)     (623,178)    (629,473)
  Net loss.................................................     (552)      (54,639)     (55,191)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1997.....................   26,929     2,666,043    2,692,972
  Distributions............................................   (2,843)     (281,505)    (284,348)
  Net loss.................................................   (3,740)     (370,216)    (373,956)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1998.....................  $20,346    $2,014,322   $2,034,668
                                                             =======    ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                       PARKER & PARSLEY 90-B CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998        1997        1996
                                                            ---------   ---------   ---------
Cash flows from operating activities:
  Net income (loss).......................................  $(373,956)  $ (55,191)  $ 544,919
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Impairment of oil and gas properties.................    275,430     328,594      22,474
     Depletion............................................    327,671     281,903     259,455
     Gain on disposition of assets........................     (1,669)         --      (2,401)
  Changes in assets and liabilities:
     Accounts receivable..................................     42,963      78,792     (92,911)
     Accounts payable.....................................    (11,798)      9,242     (36,632)
                                                            ---------   ---------   ---------
          Net cash provided by operating activities.......    258,641     643,340     694,904
                                                            ---------   ---------   ---------
Cash flows from investing activities:
  Additions to oil and gas properties.....................    (18,344)    (18,952)     (3,686)
  Proceeds from disposition of assets.....................      1,669          --       3,145
                                                            ---------   ---------   ---------
          Net cash used in investing activities...........    (16,675)    (18,952)       (541)
                                                            ---------   ---------   ---------
Cash flows from financing activities:
  Cash distributions to partners..........................   (284,348)   (629,473)   (675,519)
                                                            ---------   ---------   ---------
Net increase (decrease) in cash...........................    (42,382)     (5,085)     18,844
Cash at beginning of year.................................    118,712     123,797     104,953
                                                            ---------   ---------   ---------
Cash at end of year.......................................  $  76,330   $ 118,712   $ 123,797
                                                            =========   =========   =========

   The accompanying notes are an integral part of these financial statements.

                       PARKER & PARSLEY 90-B CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 90-B Conv., L.P. (the "Partnership") was organized as a general partnership in 1990 under the laws of the State of Texas and was converted to a Delaware limited partnership on August 1, 1991. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Oil and gas properties -- The Partnership utilizes the successful efforts method of accounting for its oil and gas properties and equipment. Under this method, all costs associated with productive wells and nonproductive development wells are capitalized while nonproductive exploration costs are expensed. Capitalized costs relating to proved properties are depleted using the unit-of-production method on a property-by-property basis based on proved oil (dominant mineral) reserves as determined by the engineering staff of Pioneer USA, the Partnership's managing general partner, and reviewed by independent petroleum consultants. The carrying amounts of properties sold or otherwise disposed of and the related allowances for depletion are eliminated from the accounts and any gain or loss is included in operations.

     Impairment of long-lived assets -- In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the Partnership reviews its long-lived assets to be held and used on an individual property basis, including oil and gas properties accounted for under the successful efforts method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows is less than the carrying amount of the assets. In this circumstance, the Partnership recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

     Use of estimates in the preparation of financial statements -- Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Net income (loss) per limited partnership interest -- The net income (loss) per limited partnership interest is calculated by using the number of outstanding limited partnership interests.

                       PARKER & PARSLEY 90-B CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Income taxes -- A Federal income tax provision has not been included in the financial statements as the income of the Partnership is included in the individual Federal income tax returns of the respective partners.

     Statements of cash flows -- For purposes of reporting cash flows, cash includes depository accounts held by banks.

     General and administrative expenses -- General and administrative expenses are allocated in part to the Partnership by the managing general partner or its affiliates. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     Reclassifications -- Certain reclassifications may have been made to the 1997 and 1996 financial statements to conform to the 1998 financial statement presentations.

     Environmental -- The Partnership is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Partnership to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of cash payments for the liability or component are fixed or reliably determinable. No such liabilities have been accrued as of December 31, 1998.

     Revenue recognition -- The Partnership uses the entitlements method of accounting for crude oil and natural gas revenues.

     Reporting comprehensive income -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") establishes standards for the reporting and display of comprehensive income (loss) and its components in a full set of general purpose financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Partnership has no items of other comprehensive income (loss), as defined by SFAS No. 130. Consequently, the provisions of SFAS No. 130 do not apply to the Partnership.

NOTE 3. IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS 121, the Partnership reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of the carrying value of the Partnership's oil and gas properties. Based upon a decline in the Partnership's outlook for future commodity prices, the Partnership has estimated the expected future cash flows of its oil and gas properties as of December 31, 1998, 1997 and 1996, and compared such estimated future cash flows to the respective carrying amount of the oil and gas properties to determine if the carrying amounts were likely to be recoverable. For those proved oil and gas properties for which the carrying amount exceeded the estimated future cash flows, an impairment was determined to exist; therefore, the Partnership adjusted the carrying amount of those oil and gas properties to their fair value as determined by discounting their expected future cash flows at a discount rate commensurate with the risks involved in the industry. As a result, the Partnership recognized non-cash impairment provisions of $275,430, $328,594 and $22,474 related to its proved oil and gas properties during 1998, 1997 and 1996, respectively.

                       PARKER & PARSLEY 90-B CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. INCOME TAXES

     The financial statement basis of the Partnership's net assets and liabilities was $570,148 greater than the tax basis at December 31, 1998.

     The following is a reconciliation of net income (loss) per statements of operations with the net income per Federal income tax returns for the years ended December 31:

                                                        1998        1997       1996
                                                      ---------   --------   --------
Net income (loss) per statements of operations......  $(373,956)  $(55,191)  $544,919
Depletion and depreciation provisions for tax
  reporting purposes (greater than) less than
  amounts for financial reporting purposes..........    175,500    (73,043)  (112,161)
Impairment of oil and gas properties for financial
  reporting purposes................................    275,430    328,594     22,474
Other...............................................      3,987       (508)    11,966
                                                      ---------   --------   --------
          Net income per Federal income tax
            returns.................................  $  80,961   $199,852   $467,198
                                                      =========   ========   ========

NOTE 5. OIL AND GAS PRODUCING ACTIVITIES

     The following is a summary of the costs incurred, whether capitalized or expensed, related to the Partnership's oil and gas producing activities for the years ended December 31:

                                                           1998      1997      1996
                                                          -------   -------   -------
Development costs.......................................  $18,344   $18,939   $10,116
                                                          =======   =======   =======

     Capitalized oil and gas properties consist of the following:

                                                                1998          1997
                                                             -----------   -----------
Proved properties:
  Property acquisition costs...............................  $   369,498   $   369,498
  Completed wells and equipment............................    9,230,971     9,212,627
                                                             -----------   -----------
                                                               9,600,469     9,582,125
Accumulated depletion......................................   (7,703,198)   (7,100,097)
                                                             -----------   -----------
          Net capitalized costs............................  $ 1,897,271   $ 2,482,028
                                                             ===========   ===========

NOTE 6. RELATED PARTY TRANSACTIONS

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $209,549   $217,885   $205,705
Reimbursement of general and administrative
  expenses...........................................  $ 22,923   $ 33,218   $ 37,351

     The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Pioneer USA, P&P Employees 90-B Conv., L.P. ("EMPL") (the "Entities"), Parker & Parsley 90-B, L.P. and the Partnership (the "Partnerships") are

                       PARKER & PARSLEY 90-B CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

parties to the Program agreement. EMPL is a limited partnership organized for the benefit of certain employees of Pioneer USA.

     The costs and revenues of the Program are allocated to the Entities and the Partnerships as follows:

                                                             ENTITIES(1)   PARTNERSHIPS(2)
                                                             -----------   ---------------
Revenues:
  Proceeds from disposition of depreciable and depletable
     properties:
     First three years.....................................   14.141414%      85.858586%
     After first three years...............................   19.191919%      80.808081%
  All other revenues
     First three years.....................................   14.141414%      85.858586%
     After first three years...............................   19.191919%      80.808081%
Costs and expenses:
  Lease acquisition costs, drilling and completion costs
     and all other costs...................................    9.090909%      90.909091%
  Operating costs, reporting and legal expenses and general
     and administrative expenses:
     First three years.....................................   14.141414%      85.858586%
     After first three years...............................   19.191919%      80.808081%

---------------

(1) Excludes Pioneer USA's 1% general partner ownership which is allocated at the Partnership level and 80 limited partner interests owned by Pioneer USA.

(2) The allocation between the Partnership and Parker & Parsley 90-B, L.P. is 26.94006% and 73.05994%, respectively.

NOTE 7. OIL AND GAS INFORMATION (UNAUDITED)

     The following table presents information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities during the years then ended. Due to a change in the accounting policy of the managing general partner in 1997, the Partnership began accounting for processed natural gas production in two components: processed natural gas liquids ("NGLs") and dry residue gas. NGLs are reflected in "Oil and NGLs" in the table below. All of the Partnership's reserves are proved developed and located within the United States. The Partnership's reserves are based on an evaluation prepared by the engineering staff of Pioneer USA and reviewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant, using criteria established by

                       PARKER & PARSLEY 90-B CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

the Securities and Exchange Commission. Reserve value information is available to limited partners pursuant to the Partnership agreement and, therefore, is not presented.

                                                              OIL AND NGLS      GAS
                                                                 (BBLS)        (MCF)
                                                              ------------   ----------
Net proved reserves at January 1, 1996......................     617,986      1,843,851
Revisions...................................................     128,128        452,504
Production..................................................     (48,188)      (130,387)
                                                                --------     ----------
Net proved reserves at December 31, 1996....................     697,926      2,165,968
Revisions...................................................     266,203     (1,201,254)
Production..................................................     (49,199)      (100,068)
                                                                --------     ----------
Net proved reserves at December 31, 1997....................     914,930        864,646
Revisions...................................................    (446,456)      (190,771)
Production..................................................     (58,543)       (73,460)
                                                                --------     ----------
Net proved reserves at December 31, 1998....................     409,931        600,415
                                                                ========     ==========

     As of December 31, 1998, the estimated present value of future net revenues of proved reserves, calculated using December 31, 1998 prices of $10.61 per barrel of oil, $5.35 per barrel of NGLs and $1.37 per mcf of gas, discounted at 10% was approximately $735,000 and undiscounted was $1,110,000.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves. The Partnership emphasizes that reserve estimates are inherently imprecise and, accordingly, the estimates are expected to change as future information becomes available.

NOTE 8. MAJOR CUSTOMERS

     The following table reflects the major customers of the Partnership's oil and gas sales (a major customer is defined as a customer whose sales exceed 10% of total sales) during the years ended December 31:

                                                              1998   1997   1996
                                                              ----   ----   ----
Genesis Crude Oil, L.P. ....................................   58%    61%    63%
Western Gas Resources, Inc. ................................   21%    18%    13%

     At December 31, 1998, the amounts receivable from Genesis Crude Oil, L.P. and Western Gas Resources, Inc. were $27,474 and $23,975, respectively, which are included in the caption "Accounts receivable -- oil and gas sales" in the accompanying Balance Sheet.

     The Partnership's share of oil and gas production is sold to various purchasers. Pioneer USA is of the opinion that the loss of any one purchaser would not have an adverse effect on the ability of the Partnership to sell its oil and gas production.

NOTE 9. ORGANIZATION AND OPERATIONS

     The Partnership was organized October 5, 1990 as a general partnership under the Texas Uniform General Partnership Act for the purpose of acquiring and developing oil and gas properties. The Partnership converted to a Delaware limited partnership on August 1, 1991. The managing general partner received an opinion of legal counsel to the effect that such conversion will not result in material adverse

                       PARKER & PARSLEY 90-B CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

tax consequences to the Partnership. The following is a brief summary of the more significant provisions of the Partnership agreement:

          Managing general partner -- The managing general partner of the Partnership is Pioneer USA. Pioneer USA has the power and authority to manage, control and administer all Program and Partnership affairs. As managing general partner and operator of the Partnership's properties, all production expenses are incurred by Pioneer USA and billed to the Partnership and a portion of revenue is initially received by Pioneer USA prior to being paid to the Partnership. Under the Partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues.

          Limited partner liability -- The maximum amount of liability of any limited partner is the total contributions of such partner plus his share of any undistributed profits.

          Initial capital contributions -- The partners entered into subscription agreements for aggregate capital contributions of $11,897,000. The managing general partner is required to contribute amounts equal to 1% of initial Partnership capital less commission and organization and offering costs allocated to the limited partners and to contribute amounts necessary to pay costs and expenses allocated to it under the Partnership agreement to the extent its share of revenues does not cover such costs.

ITEM 9.CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP

     The Partnership does not have any officers or directors. Under the limited partnership agreement, the Partnership's managing general partner, Pioneer USA, is granted the exclusive right and full authority to manage, control and administer the Partnership's business.

     Set forth below are the names, ages and positions of the directors and executive officers of Pioneer USA. Directors of Pioneer USA are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

                                        AGE AT
                                     DECEMBER 31,
NAME                                     1998                    POSITION
----                                 ------------                --------
Scott D. Sheffield.................    46           President and Director
Timothy L. Dove....................    42           Executive Vice President and
                                                    Director
Dennis E. Fagerstone...............    49           Executive Vice President and
                                                    Director
Mark L. Withrow....................    51           Executive Vice President, General
                                                      Counsel and Director
M. Garrett Smith...................    37           Executive Vice President, Chief
                                                      Financial Officer and Director
Mel Fischer(a).....................    64           Executive Vice President
Lon C. Kile........................    43           Executive Vice President
Rich Dealy.........................    32           Vice President and Chief Accounting
                                                      Officer

---------------

(a) Mr. Fischer was a director and officer until his retirement from Pioneer and Pioneer USA on February 19, 1999.

     Scott D. Sheffield. Mr. Sheffield is a distinguished graduate of The University of Texas with a B.S. in Petroleum Engineering. Since August 1997, he has served as President, Chief Executive Officer and a director of Pioneer and President and a director of Pioneer USA. Mr. Sheffield was the President and a director of Parker & Parsley from May 1990 until August 1997 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley from October 1990 until August 1997. He was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. He served as Vice President -- Engineering of PPDC from September 1981 until April 1985 when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove became Executive Vice President -- Business Development of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Prior to joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp, in various capacities in international exploration and production, marketing, refining and marketing and planning and development. Mr. Dove earned a B.S. in Mechanical Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. He served as Executive Vice President and Chief Operating Officer of Mesa from March 1, 1997 until August 1997. From October 1996 to February 1997, Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa and from May 1991 to October 1996, he served as Vice President -- Exploration and Production of Mesa. From June 1988 to May 1991, Mr. Fagerstone served as Vice President -- Operations of Mesa.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a B.S. in Accounting and Texas Tech University with a Juris Doctorate degree, became Executive Vice President, General Counsel and Secretary of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Withrow was Vice President -- General Counsel of Parker & Parsley from January 1991, when he joined Parker & Parsley, to January 1995, when he was appointed Senior Vice President -- General Counsel. He was Parker & Parsley's Secretary from August 1992 until August 1997. Prior to joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     M. Garrett Smith. Mr. Smith, a graduate of The University of Texas with a B.S. in Electrical Engineering and Southern Methodist University with an M.B.A., was appointed Executive Vice President and Chief Financial Officer of Pioneer in December 1997. He served as Senior Vice President -- Finance of Pioneer from August 1997 until December 1997. Mr. Smith was elected Senior Vice President -- Finance and a director of Pioneer USA in August 1997. He served as Vice President -- Corporate Acquisitions of Mesa from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of Mesa and from 1994 to 1996 he served as Director of Financial Planning of Mesa. Mr. Smith was employed by BTC Partners, Inc. (a former financial advisor to Mesa) from 1989 to 1994.

     Mel Fischer. Mr. Fischer, a graduate of the University of California at Berkeley with a Masters degree in Geology, became Executive Vice
President -- Worldwide Exploration of Pioneer and Pioneer USA in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997 and was Executive Vice President -- Worldwide Exploration for Parker & Parsley from February 1997 to August 1997. Mr. Fischer retired from Pioneer and Pioneer USA effective February 15, 1999. He worked in the petroleum industry for 32 years, starting as a Petroleum Geologist with Texaco in 1962, and retiring as President, Occidental International Exploration and Production Company in March 1994. For the 10 years prior to becoming President of Occidental International, he served as Executive Vice President, World Wide Exploration with Occidental Oil and Gas Corporation. He is a registered geologist in the State of California, a member of the American Association of Petroleum Geologists and an emeritus member of the Board of Advisors for the Earth Sciences Research Institute at the University of Utah.

     Lon C. Kile. Mr. Kile, a graduate of Oklahoma State University with a B.B.A. in Accounting, became Executive Vice President of Pioneer and Pioneer USA in August 1997. Mr. Kile was Senior Vice President -- Investor Relations from October 1996 to August 1997. Previously, he served as Vice President and Manager of the Mid-Continent Division, Vice President -- Equity Finance & Analysis and Vice President -- Marketing & Program Administration. Prior to joining Parker & Parsley in 1985, he was employed as Supervisor -- Senior, Audit, in charge of Parker & Parsley's audit, with Arthur Young.

     Rich Dealy. Mr. Dealy is a graduate of Eastern New Mexico University with a B.B.A. in Accounting and Finance and is a Certified Public Accountant. He became Vice President and Chief Accounting Officer of Pioneer and Pioneer USA in February 1998. Mr. Dealy served as Controller of Pioneer USA from August 1997 to February 1998. He served as Controller of Parker & Parsley from August 1995 to August 1997. Mr. Dealy joined Parker & Parsley as an Accounting Manager in July, 1992. He was previously employed with KPMG Peat Marwick as an Audit Senior, in charge of Parker & Parsley's audit.

ITEM 11. EXECUTIVE COMPENSATION

     The Partnership does not have any directors or officers. Management of the Partnership is vested in Pioneer USA, the managing general partner. The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Under the Program agreement, Pioneer USA and P&P Employees 90-B Conv., L.P. ("EMPL") pay approximately 10% of the Partnership's acquisition, drilling and completion costs and approximately 15% during the first three years and approximately 20% after three years of its operating and general and administrative expenses. In return, they are allocated approximately 15% during the first three years and approximately 20% after three years of the Partnership's revenues. See Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" for information regarding fees and reimbursements paid to the managing general partner or its affiliates by the Partnership.

     Pioneer USA's current executive officers and other employees are general partners of EMPL which serves as a co-general partner of the Program. Under this arrangement, EMPL pays approximately 2.5% of the Partnership's acquisition, drilling and completion costs and approximately 3.75% during the first three years and approximately 5% after three years of its operating and general and administrative expenses. In return, EMPL is allocated approximately 3.75% during the first three years and approximately 5% after three years of the Partnership's revenues. EMPL does not receive any fees or reimbursements from the Partnership.

     The Partnership does not directly pay any salaries of the executive officers of Pioneer USA, but does pay a portion of Pioneer USA's general and administrative expenses of which these salaries are a part. See Note 6 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  (a) Beneficial owners of more than five percent

     The Partnership is not aware of any person who beneficially owns 5% or more of the outstanding limited partnership interests of the Partnership. Pioneer USA owned 80 limited partnership interests at January 1, 1999.

  (b) Security ownership of management

     The Partnership does not have any officers or directors. The managing general partner of the Partnership, Pioneer USA, has the exclusive right and full authority to manage, control and administer the Partnership's business. Under the limited partnership agreement, limited partners holding a majority of the outstanding limited partnership interests have the right to take certain actions, including the removal of the managing general partner or any other general partner. The Partnership is not aware of any current arrangement or activity which may lead to such removal. The Partnership is not aware of any officer or director of Pioneer USA who beneficially owns limited partnership interests in the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Transactions with the managing general partner or its affiliates

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $209,549   $217,885   $205,705
Reimbursement of general and administrative
  expenses...........................................  $ 22,923   $ 33,218   $ 37,351

     Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues. Also, see Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data", regarding the Partnership's participation with the managing general partner in oil and gas activities of the Program.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

  (a) 1. Financial statements

     The following are filed as part of this annual report:

          Independent Auditors Report -- Ernst & Young LLP

          Independent Auditors' Report -- KPMG LLP

          Balance sheets as of December 31, 1998 and 1997

          Statements of operations for the years ended December 31, 1998, 1997 and 1996

          Statements of partners' capital for the years ended December 31, 1998, 1997 and 1996

          Statements of cash flows for the years ended December 31, 1998, 1997 and 1996

          Notes to financial statements

  2. Financial statement schedules

     All financial statement schedules have been omitted since the required information is in the financial statements or notes thereto, or is not applicable nor required.

  (b) Reports on Form 8-K

     None.

  (c) Exhibits

     The exhibits listed on the accompanying index to exhibits are filed or incorporated by reference as part of this annual report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PARKER & PARSLEY 90-B, CONV., L.P.

                                            By: Pioneer Natural Resources USA,
                                                Inc.
                                                Managing General Partner

                                            By:   /s/ SCOTT D. SHEFFIELD
                                              ----------------------------------
                                                     Scott D. Sheffield,
                                                          President

Dated: March 29, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

                      SIGNATURE                                    TITLE                     DATE
                      ---------                                    -----                     ----

               /s/ SCOTT D. SHEFFIELD                  President and Director of        March 29, 1999
-----------------------------------------------------    Pioneer USA
                 Scott D. Sheffield

                 /s/ TIMOTHY L. DOVE                   Executive Vice President and     March 29, 1999
-----------------------------------------------------    Director of Pioneer USA
                   Timothy L. Dove

              /s/ DENNIS E. FAGERSTONE                 Executive Vice President and     March 29, 1999
-----------------------------------------------------    Director of Pioneer USA
                Dennis E. Fagerstone

                 /s/ MARK L. WITHROW                   Executive Vice President,        March 29, 1999
-----------------------------------------------------    General Counsel and Director
                   Mark L. Withrow                       of Pioneer USA

                /s/ M. GARRETT SMITH                   Executive Vice President,        March 29, 1999
-----------------------------------------------------    Chief Financial Officer and
                  M. Garrett Smith                       Director of Pioneer USA

                   /s/ LON C. KILE                     Executive Vice President of      March 29, 1999
-----------------------------------------------------    Pioneer USA
                     Lon C. Kile

                   /s/ RICH DEALY                      Vice President and Chief         March 29, 1999
-----------------------------------------------------    Accounting Officer of
                     Rich Dealy                          Pioneer USA

                       PARKER & PARSLEY 90-B CONV., L.P.

                               INDEX TO EXHIBITS

     The following documents are incorporated by reference in response to Item 14(c):

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------

          3(a)           -- Form of Agreement of Limited Partnership of Parker &
                            Parsley 90-B Conv., L.P. incorporated by reference to
                            Exhibit A of the Post-Effective Amendment No. 1 of the
                            Partnership's Registration Statement on Form S-1
                            (Registration No. 33-26097)
          4(b)           -- Form of Limited Partner Subscription Agreement
                            incorporated by reference to Exhibit C of the
                            Post-Effective Amendment No. 1 of the Partnership's
                            Registration Statement on Form S-1 (Registration No.
                            33-26097)
          4(b)           -- Form of General Partner Subscription Agreement
                            incorporated by reference to Exhibit D of the
                            Post-Effective Amendment No. 1 of the Partnership's
                            Registration Statement on Form S-1 (Registration No.
                            33-26097)
          4(b)           -- Power of Attorney incorporated by reference to Exhibit B of Amendment No. 1 of the Partnership's Registration
                            Statement on Form S-1 (Registration No. 33-26097)
          4(c)           -- Specimen Certificate of Limited Partnership Interest
                            incorporated by reference to Exhibit 4c of the
                            Partnership's Registration Statement on Form S-1
                            (Registration No. 33-26097)
         10(b)           -- Form of Development Drilling Program Agreement
                            incorporated by reference to Exhibit B of the
                            Post-Effective Amendment No. 1 of the Partnership's
                            Registration Statement on Form S-1 (Registration No.
                            33-26097)
         27.1*           -- Financial Data Schedule

---------------

* Filed herewith

                       PARKER & PARSLEY 90-B CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)
                        DECEMBER 31, 1998, 1997 AND 1996

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

     The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing discounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rates to the difference.

     Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider probable reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                1998       1997       1996
                                                              --------   --------   ---------
                                                                      (IN THOUSANDS)
Oil and gas producing activities:
  Future cash inflows.......................................  $ 4,449    $15,952    $ 25,317
  Future production costs...................................   (3,339)    (8,685)    (13,086)
  Future development costs..................................       --         --         178
                                                              -------    -------    --------
                                                                1,110      7,267      12,409
  10% annual discount factor................................     (375)    (3,646)     (6,349)
                                                              -------    -------    --------
  Standardized measure of discounted future net cash
     flows..................................................  $   735    $ 3,621    $  6,060
                                                              =======    =======    ========

                                                                YEAR ENDED DECEMBER 31,
                                                              ----------------------------
                                                               1998      1997       1996
                                                              -------   -------   --------
                                                                     (IN THOUSANDS)
Oil and Gas Producing Activities:
  Oil and gas sales, net of production costs................  $  (247)  $  (584)  $   (859)
  Net changes in prices and production costs................   (2,389)   (2,364)     2,489
  Extensions and discoveries................................       --        --         --
  Sales of minerals-in-place................................       --        --         --
  Purchases of minerals-in-place............................       --        --         --
  Revisions of estimated future development costs...........       --       (88)       (89)
  Revisions of previous quantity estimates and reserves
     added by development drilling..........................     (518)      221      1,262
  Accretion of discount.....................................      362       606        346
  Changes in production rates, timing and other.............      (94)     (230)      (552)
                                                              -------   -------   --------
  Change in present value of future net revenues............   (2,886)   (2,439)     2,597
                                                              -------   -------   --------
  Balance, beginning of year................................    3,621     6,060      3,463
                                                              -------   -------   --------
  Balance, end of year......................................  $   735   $ 3,621   $  6,060
                                                              =======   =======   ========

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                            SUPPLEMENTAL INFORMATION

                                       OF

          PARKER & PARSLEY 90-B, L.P., A DELAWARE LIMITED PARTNERSHIP

                                       TO

            PROXY STATEMENT DATED                             , 1999

                             ----------------------

       THE DATE OF THIS SUPPLEMENT IS                             , 1999
                             ----------------------

     This document contains important information specific to Parker & Parsley
90-B, L.P. and supplements the proxy statement dated             , 1999, of
Pioneer Natural Resources USA, Inc., by which Pioneer USA is soliciting proxies to be voted at a special meeting of limited partners of the partnerships described in the proxy statement. The purpose of the special meeting is for you to vote upon the merger of Parker & Parsley 90-B, L.P. with and into Pioneer USA that, if completed, will result in your receiving cash for your partnership interests.

     This supplement contains the following information concerning Parker & Parsley 90-B, L.P.:

     - A table containing:

        -- the aggregate initial investment by the limited partners

        -- the aggregate historical limited partner distributions through June
           30, 1999

        -- the merger value per $1,000 limited partner investment as of June 30,
           1999

        -- the merger value per $1,000 limited partner investment as a multiple of distributions for the 12 months ended June 30, 1999

        -- the book value per $1,000 limited partner investment as of June 30, 1999 and as of December 31, 1998 and

        -- the ordinary tax loss per $1,000 limited partner investment in year of initial investment

     - Quarterly Report on Form 10-Q for the six months ended June 30, 1999

     - Annual Report on Form 10-K for the year ended December 31, 1998

     - Disclosures about the partnership's oil and gas producing activities

                          PARKER & PARSLEY 90-B, L.P.

                         SUPPLEMENTAL INFORMATION TABLE

Aggregate Initial Investment by the Limited Partners(a).....  $32,264
Aggregate Historical Limited Partner Distributions through
  June 30, 1999(a)..........................................  $19,502
Merger Value per $1,000 Limited Partner Investment as of
  June 30, 1999(b)..........................................  $158.78
Merger Value per $1,000 Limited Partner Investment as a
  Multiple of Distributions for the 12 Months ended June 30,
  1999(b)...................................................    12.30times
Book Value per $1,000 Limited Partner Investment:
  -- as of June 30, 1999(b).................................  $166.57
  -- as of December 31, 1998(b).............................  $169.47
Ordinary Tax Loss per $1,000 Limited Partner Investment in
  Year of Initial Investment(b), (c)........................  $   469

---------------

(a)  Stated in thousands.

(b) Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

(c) Your ability to use your distributive share of the partnership's loss to offset your other income may have been subject to certain limitations at your level as a partner, and you may therefore wish to consult your tax advisor to determine the additional value, if any, actually realized by you in your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                        COMMISSION FILE NO. 33-26097-07

                          PARKER & PARSLEY 90-B, L.P.
             (Exact name of Registrant as specified in its charter)

                  DELAWARE                                       75-2329287
       (State or other jurisdiction of             (I.R.S. Employer Identification Number)
       incorporation or organization)

  303 WEST WALL, SUITE 101, MIDLAND, TEXAS                          79701
  (Address of principal executive offices)                       (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          PARKER & PARSLEY 90-B, L.P.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
                   PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS
     Balance Sheets as of June 30, 1999 and December 31,
      1998..................................................     3
     Statements of Operations for the three and six months
      ended June 30, 1999 and 1998..........................     4
     Statement of Partners' Capital for the six months ended
      June 30, 1999.........................................     5
     Statements of Cash Flows for the six months ended June
      30, 1999 and 1998.....................................     6
     Notes to Financial Statements..........................     7

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
        CONDITION AND RESULTS OF OPERATIONS.................     8

                    PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K....................    11
     27.1 Financial Data Schedule
     Signatures.............................................    12

                         PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                          PARKER & PARSLEY 90-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                     ASSETS

                                                                JUNE 30,     DECEMBER 31,
                                                                  1999           1998
                                                              ------------   ------------
                                                              (UNAUDITED)
Current assets:
  Cash......................................................  $    267,265   $    211,469
  Accounts receivable -- oil and gas sales..................       341,362        227,293
                                                              ------------   ------------
          Total current assets..............................       608,627        438,762
                                                              ------------   ------------
  Oil and gas properties -- at cost, based on the successful
     efforts accounting method..............................    26,051,746     26,035,940
  Accumulated depletion.....................................   (21,136,203)   (20,889,657)
                                                              ------------   ------------
          Net oil and gas properties........................     4,915,543      5,146,283
                                                              ------------   ------------
                                                              $  5,524,170   $  5,585,045
                                                              ============   ============

                            LIABILITIES AND PARTNERS' CAPITAL

Current Liabilities:
  Accounts payable -- affiliate.............................  $     95,730   $     61,975
Partners' capital:
  Managing general partner..................................        54,288         55,234
  Limited partners (32,264 interests).......................     5,374,152      5,467,836
                                                              ------------   ------------
                                                                 5,428,440      5,523,070
                                                              ------------   ------------
                                                              $  5,524,170   $  5,585,045
                                                              ============   ============

  The financial information included as of June 30, 1999 has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 90-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                   THREE MONTHS ENDED      SIX MONTHS ENDED
                                                        JUNE 30,               JUNE 30,
                                                   -------------------   ---------------------
                                                     1999       1998       1999        1998
                                                   --------   --------   --------   ----------
Revenues:
  Oil and gas....................................  $532,235   $551,596   $948,264   $1,113,100
  Interest.......................................     2,647      4,282      5,232        9,531
  Gain on disposition of assets..................        --         --         --          333
                                                   --------   --------   --------   ----------
                                                    534,882    555,878    953,496    1,122,964
                                                   --------   --------   --------   ----------
Costs and expenses:
  Oil and gas production.........................   311,851    364,847    641,619      743,438
  General and administrative.....................    17,030     18,185     32,807       36,846
  Depletion......................................    79,706    166,765    246,546      309,796
                                                   --------   --------   --------   ----------
                                                    408,587    549,797    920,972    1,090,080
                                                   --------   --------   --------   ----------
Net income.......................................  $126,295   $  6,081   $ 32,524   $   32,884
                                                   ========   ========   ========   ==========
Allocation of net income:
  Managing general partner.......................  $  1,263   $     61   $    325   $      329
                                                   ========   ========   ========   ==========
  Limited partners...............................  $125,032   $  6,020   $ 32,199   $   32,555
                                                   ========   ========   ========   ==========
Net income per limited partnership interest......  $   3.88   $    .19   $   1.00   $     1.01
                                                   ========   ========   ========   ==========
  Distributions per limited partnership
     interest....................................  $   1.80   $   4.76   $   3.90   $    14.69
                                                   ========   ========   ========   ==========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 90-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         STATEMENT OF PARTNERS' CAPITAL
                                  (UNAUDITED)

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Balance at January 1, 1999.................................  $55,234    $5,467,836   $5,523,070
  Distributions............................................   (1,271)     (125,883)    (127,154)
  Net income...............................................      325        32,199       32,524
                                                             -------    ----------   ----------
Balance at June 30, 1999...................................  $54,288    $5,374,152   $5,428,440
                                                             =======    ==========   ==========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 90-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                    JUNE 30,
                                                              ---------------------
                                                                1999        1998
                                                              ---------   ---------
Cash flows from operating activities:
  Net income................................................  $  32,524   $  32,884
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depletion..............................................    246,546     309,796
     Gain on disposition of assets..........................         --        (333)
  Changes in assets and liabilities:
     Accounts receivable....................................   (114,069)     85,944
     Accounts payable.......................................     33,755      18,314
                                                              ---------   ---------
          Net cash provided by operating activities.........    198,756     446,605
                                                              ---------   ---------
Cash flows from investing activities:
  Additions to oil and gas properties.......................    (15,806)    (21,390)
  Proceeds from asset dispositions..........................         --         333
                                                              ---------   ---------
          Net cash used in investing activities.............    (15,806)    (21,057)
                                                              ---------   ---------
Cash flows used in financing activities:
  Cash distributions to partners............................   (127,154)   (478,621)
                                                              ---------   ---------
Net increase (decrease) in cash.............................     55,796     (53,073)
Cash at beginning of period.................................    211,469     326,401
                                                              ---------   ---------
Cash at end of period.......................................  $ 267,265   $ 273,328
                                                              =========   =========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 90-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 90-B, L.P. (the "Partnership") is a limited partnership organized in 1990 under the laws of the State of Delaware.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. BASIS OF PRESENTATION

     In the opinion of management, the unaudited financial statements of the Partnership as of June 30, 1999 and for the three and six months ended June 30, 1999 and 1998 include all adjustments and accruals consisting only of normal recurring accrual adjustments which are necessary for a fair presentation of the results for the interim period. These interim results are not necessarily indicative of results for a full year.

     Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in this Form 10-Q pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements should be read in conjunction with the financial statements and the notes thereto contained in the Partnership's Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, a copy of which is available upon request by writing to Rich Dealy, Vice President and Chief Accounting Officer, 5205 North O'Connor Boulevard, 1400 Williams Square West, Irving, Texas 75039-3746.

ITEM 2.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS(1)

RESULTS OF OPERATIONS

 Six months ended June 30, 1999 compared with six months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues decreased 15% to $948,264 from $1,113,100 for the six months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from lower average prices received and a decrease in production. For the six months ended June 30, 1999, 49,101 barrels of oil, 23,512 barrels of natural gas liquids ("NGLs") and 98,512 mcf of gas were sold, or 89,032 barrel of oil equivalents ("BOEs"). For the six months ended June 30, 1998, 57,385 barrels of oil, 22,003 barrels of NGLs and 99,596 mcf of gas were sold, or 95,987 BOEs.

     The average price received per barrel of oil decreased 5% from $13.98 for the six months ended June 30, 1998 to $13.22 for the same period in 1999. The average price received per barrel of NGLs decreased 6% from $7.27 during the six months ended June 30, 1998 to $6.81 for the same period in 1999. The average price received per mcf of gas decreased 7% from $1.51 for the six months ended June 30, 1998 to $1.41 for the same period in 1999. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received during the six months ended June 30, 1999.

     The volatility of commodity prices has had, and continues to have, a significant impact on the Partnership's revenues and operating cash flow and could result in additional decreases to the carrying value of the Partnership's oil and gas properties.

     A gain on disposition of assets of $333 was received during the six months ended June 30, 1998 from the sale of equipment on one saltwater disposal well plugged and abandoned in a prior year.

     Costs and Expenses:

     Total costs and expenses decreased to $920,972 for the six months ended June 30, 1999 as compared to $1,090,080 for the same period in 1998, a decrease of $169,108, or 16%. The decrease was due to declines in production costs, depletion and general and administrative expenses ("G&A").

     Production costs were $641,619 for the six months ended June 30, 1999 and $743,438 for the same period in 1998, resulting in a $101,819 decrease, or 14%. The decrease was due to declines in well maintenance costs, production taxes and workover expenses.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 11% from $36,846 for the six months ended June 30, 1998 to $32,807 for the same period in 1999.

     Depletion was $246,546 for the six months ended June 30, 1999 compared to $309,796 for the same period in 1998, a decrease of $63,250, or 20%. This decrease was primarily due to a reduction in oil production of 8,284 barrels for the six months ended June 30, 1999 compared to the same period in 1998, an increase in proved reserves during the period ended June 30, 1999 due to higher commodity prices and a reduction in the Partnership's net depletable basis from charges taken in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of " ("SFAS 121") during the fourth quarter of 1998.

Three months ended June 30, 1999 compared with three months ended June 30,
1998

     Revenues:

     The Partnership's oil and gas revenues decreased 4% to $532,235 from $551,596 for the three months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from a decrease in production, offset by higher average prices received. For the three months ended June 30, 1999,

23,534 barrels of oil, 13,275 barrels of NGLs and 50,868 mcf of gas were sold, or 45,287 BOEs. For the three months ended June 30, 1998, 28,992 barrels of oil, 12,013 barrels of NGLs and 49,788 mcf of gas were sold, or 49,303 BOEs.

     The average price received per barrel of oil increased $1.57, or 12%, from $13.24 for the three months ended June 30, 1998 to $14.81 for the same period in 1999. The average price received per barrel of NGLs increased 4% from $7.62 during the three months ended June 30, 1998 to $7.90 for the same period in 1999. The average price received per mcf of gas increased slightly from $1.53 during the three months ended June 30, 1998 to $1.55 for the same period in 1999.

     Costs and Expenses:

     Total costs and expenses decreased to $408,587 for the three months ended June 30, 1999 as compared to $549,797 for the same period in 1998, a decrease of $141,210, or 26%. This decrease was due to declines in depletion, production costs and G&A.

     Production costs were $311,851 for the three months ended June 30, 1999 and $364,847 for the same period in 1998 resulting in a $52,996 decrease, or 15%. This decrease was the result of lower well maintenance costs, production taxes and ad valorem taxes.

     During this period, G&A decreased, in aggregate, 6% from $18,185 for the three months ended June 30, 1998 to $17,030 for the same period in 1999.

     Depletion was $79,706 for the three months ended June 30, 1999 compared to $166,765 for the same period in 1998, a decrease of $87,059, or 52%. This decrease was primarily attributable to an increase in proved reserves during the period ended June 30, 1999 as a result of higher commodity prices, a decrease in oil production of 5,458 barrels for the three months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1998.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $247,849 during the six months ended June 30, 1999 from the same period ended June 30, 1998. This decrease resulted primarily from a decline in oil and gas sales receipts, offset by a decrease in production costs paid.

  Net Cash Used in Investing Activities

     The Partnership's principal investing activities for the six months ended June 30, 1999 and 1998 included expenditures related to equipment replacement on various oil and gas properties.

     Proceeds from asset dispositions of $333 were received during the six months ended June 30, 1998 from the sale of equipment on one saltwater disposal well abandoned in a prior year.

  Net Cash Used in Financing Activities

     Cash was sufficient for the six months ended June 30, 1999 to cover distributions to the partners of $127,154 of which $1,271 was distributed to the managing general partner and $125,883 to the limited partners. For the same period ended June 30, 1998, cash was sufficient for distributions to the partners of $478,621 of which $4,787 was distributed to the managing general partner and $473,834 to the limited partners.

     From the third quarter of 1997 through the first quarter of 1999, there was a declining trend in oil and gas levels. During the first quarter of 1999, the Organization of Petroleum Exporting Countries and certain other crude oil exporting nations announced reductions in their planned export volumes. These announcements, together with early indications that the nations have initiated their planned reductions, have had some stabilizing effect on commodity prices during the latter part of the first quarter of 1999 and into August 1999. However, no assurances can be given that the stabilizing effect of these actions, or the planned reductions in export volumes, will be sustained for an extended period of time.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright, or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     As of June 30, 1999, the managing general partner estimates that the assessment phase is approximately 99% complete and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     Through June 30, 1999, the managing general partner had distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 52% of the inquiries.

     The remedial phase of the managing general partner's Year 2000 project is in varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of June 30, 1999, the managing general partner estimates that the remedial phase is approximately 83% complete, on a worldwide basis, subject to continuing evaluations of the responses to third party inquiries and to the testing phase results. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and has completed the testing of the system for Year 2000 compliance. The remediation of non-information technology is expected to be completed by October 1999. The managing general partner's Year 2000 remedial actions have not delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of information technology systems by October 1999. The testing of the non-information technology remediation is scheduled to be completed by the end of November 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. As of June 30, 1999, the managing general partner's total costs incurred on the Year 2000 problem were $2.3 million, of which approximately $200 thousand were incurred to replace non-compliant systems.

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the business continuity and contingency planning phase of the managing general partner's Year 2000 project, contingency plans were designed to mitigate the exposures to mission critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.
---------------

(1) "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements.

                           PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

  (a) Exhibits

     27.1  Financial Data Schedule

  (b) Form 8-K -- none

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARKER & PARSLEY 90-B, L.P.

                                            By: Pioneer Natural Resources USA,
                                                Inc.,
                                                Managing General Partner

                                            By:       /s/ RICH DEALY
                                              ----------------------------------
                                                Rich Dealy, Vice President and
                                                   Chief Accounting Officer

Dated: August 9, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-K

                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                        COMMISSION FILE NO. 33-26097-07

                          PARKER & PARSLEY 90-B, L.P.
             (Exact name of Registrant as specified in its charter)

                  DELAWARE                                       75-2329287
      (State or other jurisdiction of                         (I.R.S. Employer
       incorporation or organization)                      Identification Number)

  303 WEST WALL, SUITE 101, MIDLAND, TEXAS                         79701
  (Address of principal executive offices)                       (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

        Securities registered pursuant to Section 12(b) of the Act: NONE

          Securities registered pursuant to Section 12(g) of the Act:
                LIMITED PARTNERSHIP INTERESTS ($1,000 PER UNIT)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

     No market currently exists for the limited partnership interests of the Registrant. Based on original purchase price the aggregate market value of limited partnership interests owned by non-affiliates of the Registrant is $32,181,000.

     As of March 8, 1999, the number of outstanding limited partnership interests was 32,264.

     The following documents are incorporated by reference into the indicated parts of this Annual Report on Form 10-K: NONE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Parts I and II of this Report contain forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements. See "Item 1. Business" for a description of various factors that could materially affect the ability of the Partnership to achieve the anticipated results described in the forward looking statements.

                                     PART I

ITEM 1. BUSINESS

     Parker & Parsley 90-B, L.P. (the "Partnership") is a limited partnership organized in 1990 under the laws of the State of Delaware. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger. For a more complete description of the Parker & Parsley and Mesa merger, see Pioneer's Registration Statement on Form S-4 as filed with the Securities & Exchange Commission.

     A Registration Statement, as amended, filed pursuant to the Securities Act of 1933, registering limited partnership interests aggregating $70,000,000 in a series of Delaware limited partnerships formed under the Parker & Parsley 89-90 Development Drilling Program, was declared effective by the Securities and Exchange Commission on August 1, 1989. On October 5, 1990, the offering of limited partnership interests in the Partnership, the fourth partnership formed under such statement, was closed, with interests aggregating $32,264,000 being sold to 2,248 subscribers.

     The Partnership engages primarily in oil and gas development and production and is not involved in any industry segment other than oil and gas. See "Item 6. Selected Financial Data" and "Item 8. Financial Statements and Supplementary Data" of this report for a summary of the Partnership's operating information and identifiable assets.

     The principal markets during 1998 for the oil produced by the Partnership were refineries and oil transmission companies that have facilities near the Partnership's oil producing properties. The principal markets for the Partnership's gas were companies that have pipelines located near the Partnership's gas producing properties. Of the Partnership's total oil and gas revenues for 1998, approximately 58% and 22% were attributable to sales made to Genesis Crude Oil, L.P. and Western Gas Resources, Inc., respectively.

     The Partnership's revenues, profitability, cash flow and future rate of growth are highly dependent on the prevailing prices of oil and gas, which are affected by numerous factors beyond the Partnership's control. Oil and gas prices historically have been very volatile. A substantial or extended decline in the prices of oil or gas could have a material adverse effect on the Partnership's revenues, profitability and cash flow and could, under certain circumstances, result in a reduction in the carrying value of the Partnership's oil and gas properties.

     Because of the demand for oil and gas, the Partnership does not believe that the termination of the sales of its products to any one customer would have a material adverse impact on its operations. The loss of a particular customer for gas may have an effect if that particular customer has the only gas pipeline located in the areas of the Partnership's gas producing properties. The Partnership believes, however, that the effect would be temporary, until alternative arrangements could be made.

     Federal and state regulation of oil and gas operations generally includes the fixing of maximum prices for regulated categories of natural gas, the imposition of maximum allowable production rates, the taxation of income and other items, and the protection of the environment. Although the Partnership believes that its business operations do not impair environmental quality and that its costs of complying with any applicable environmental regulations are not currently significant, the Partnership cannot predict what, if any, effect these environmental regulations may have on its current or future operations.

     The Partnership does not have any employees of its own. Pioneer USA employs 818 persons, many of whom dedicated a part of their time to the conduct of the Partnership's business during the period for which this report is filed. Pioneer USA supplies all management functions.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves.

     No material part of the Partnership's business is seasonal and the Partnership conducts no foreign operations.

ITEM 2. PROPERTIES

     The Partnership's properties consist primarily of leasehold interests in properties on which oil and gas wells are located. Such property interests are often subject to landowner royalties, overriding royalties and other oil and gas leasehold interests.

     Fractional working interests in developmental oil and gas prospects located primarily in the Spraberry Trend Area of West Texas were acquired by the Partnership, resulting in the Partnership's participation in the drilling of 104 oil and gas wells. One well was plugged and abandoned. At December 31, 1998, the Partnership had 103 producing oil and gas wells.

     For information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities for the years then ended, see Note 7 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" below. Such reserves have been estimated by the engineering staff of Pioneer USA with a review by Williamson Petroleum Consultants, Inc., an independent petroleum consultant.

ITEM 3. LEGAL PROCEEDINGS

     The Partnership from time to time is a party to various legal proceedings incidental to its business involving claims in oil and gas leases or interests, other claims for damages in amounts not in excess of 10% of its current assets and other matters, none of which Pioneer believes to be material to the Partnership.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to a vote of security holders during the fourth quarter of 1998.

                                    PART II

ITEM 5. MARKET FOR PARTNERSHIP'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     At March 8, 1999, the Partnership had 32,264 outstanding limited partnership interests held of record by 2,225 subscribers. There is no established public trading market for the limited partnership interests. Under the limited partnership agreement, Pioneer USA has made certain commitments to purchase partnership interests at a computed value.

     Revenues which, in the sole judgement of the managing general partner, are not required to meet the Partnership's obligations are distributed to the partners at least quarterly in accordance with the limited partnership agreement. During the years ended December 31, 1998 and 1997, $763,451 and $1,690,035, respectively, of such revenue-related distributions were made to the limited partners.

ITEM 6. SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the years ended December 31:

                            1998          1997         1996         1995         1994
                         -----------   ----------   ----------   ----------   -----------
OPERATING RESULTS:
  Oil and gas sales....  $ 2,074,056   $3,033,675   $3,748,608   $3,147,004   $ 3,434,740
                         ===========   ==========   ==========   ==========   ===========
  Impairment of oil and
     gas properties....  $   744,642   $  891,257   $   61,080   $  312,969   $        --
                         ===========   ==========   ==========   ==========   ===========
  Net income (loss)....  $(1,011,459)  $ (149,382)  $1,479,052   $  493,276   $   619,939
                         ===========   ==========   ==========   ==========   ===========
  Allocation of net
     income (loss):
     Managing general
       partner.........  $   (10,115)  $   (1,494)  $   14,790   $    5,035   $     6,335
                         ===========   ==========   ==========   ==========   ===========
     Limited
       partners........  $(1,001,344)  $ (147,888)  $1,464,262   $  488,241   $   613,604
                         ===========   ==========   ==========   ==========   ===========
  Limited partners' net
     income (loss) per
     limited
     partnership
     interest..........  $    (31.04)  $    (4.58)  $    45.38   $    15.13   $     19.02
                         ===========   ==========   ==========   ==========   ===========
  Limited partners'
     cash distributions
     per limited
     partnership
     interest..........  $     23.66   $    52.38   $    56.25   $    48.87   $     53.89
                         ===========   ==========   ==========   ==========   ===========
AT YEAR END:
  Total assets.........  $ 5,585,045   $7,399,664   $9,230,704   $9,713,167   $10,707,318
                         ===========   ==========   ==========   ==========   ===========

ITEM 7.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  1998 compared to 1997

     The Partnership's 1998 oil and gas revenues decreased 32% to $2,074,056 from $3,033,675 in 1997. The decrease in revenues resulted from lower average prices received. In 1998, 111,585 barrels of oil, 47,190 barrels of natural gas liquids ("NGLs") and 199,215 mcf of gas were sold, or 191,978 barrel of oil equivalents ("BOEs"). In 1997, 114,621 barrels of oil, 18,786 barrels of NGLs and 271,374 mcf of gas were sold, or 178,636 BOEs. Due to the decline characteristics of the Partnership's oil and gas properties, management expects a certain amount of decline in production in the future until the Partnership's economically recoverable reserves are fully depleted.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. Effective September 30, 1997, as a result of the merger with Mesa, the managing general partner accounts for processed natural gas production in two components: natural gas liquids and dry residue gas. As a result of the change in the managing general partner's policy, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, separate product volumes will not be comparable for periods prior to September 30, 1997. Also, prices for gas products will not be comparable as the price per mcf for natural gas for the year ended December 31, 1998 is the price received for dry residue gas and the price per mcf for natural gas produced prior to October 1997 was presented as a price for wet gas (i.e., natural gas liquids combined with dry residue gas).

     The average price received per barrel of oil decreased $6.33, or 33%, from $19.45 in 1997 to $13.12 in 1998. The average price received per barrel of NGLs decreased $3.78, or 36%, from $10.38 in 1997 to $6.60 in 1998. The average price received per mcf of gas decreased 33% from $2.24 in 1997 to $1.50 in 1998. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1998.

     A gain on disposition of assets of $4,527 was due to credits received during 1998 from the disposal of oil and gas equipment on one fully depleted well and one well that was plugged and abandoned in a prior year.

     Total costs and expenses decreased in 1998 to $3,108,696 as compared to $3,206,784 in 1997, a decrease of $98,088, or 3%. The decrease was due to declines in the impairment of oil and gas properties, production costs and general and administrative expenses ("G&A"), offset by an increase in depletion.

     Production costs were $1,403,494 in 1998 and $1,448,425 in 1997, resulting in a $44,931 decrease, or 3%. The decrease was due to a decline in workover costs, lower production taxes due to decreased oil and gas revenues and lower ad valorem taxes, offset by an increase in well maintenance costs.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 30% from $103,014 in 1997 to $72,284 in 1998. The Partnership paid the managing general partner $62,152 in 1998 and $90,687 in 1997 for G&A incurred on behalf of the Partnership. G&A is allocated, in part, to the Partnership by the managing general partner. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the managing general partner reviews the Partnership's oil and gas properties for impairment whenever events or circumstances indicate a decline in the recoverability of the carrying value of the Partnership's assets may have occurred. Declining commodity prices prompted impairment reviews in 1998 and 1997. As a result of the review and evaluation of its long-lived assets for impairment, the Partnership recognized non-cash charges of $744,642 and $891,257 related to its oil and gas properties during 1998 and 1997, respectively.

     Depletion was $888,276 in 1998 compared to $764,088 in 1997. This represented an increase of $124,188, or 16%. This increase was primarily the result of a combination of factors that included a decline in proved reserves during 1998 due to the lower commodity prices, offset by a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1997 and a reduction in oil production of 3,036 barrels for the period ended December 31, 1998 compared to the same period in 1997.

  1997 compared to 1996

     The Partnership's 1997 oil and gas revenues decreased 19% to $3,033,675 from $3,748,608 in 1996. The decrease in revenues resulted from declines in production and lower average prices received. In 1997, 114,621 barrels of oil, 18,786 barrels of NGLs and 271,374 mcf of gas were sold, or 178,636 BOEs. In 1996, 130,683 barrels of oil and 353,616 mcf of gas were sold, or 189,619 BOEs.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. As is described above in "Results of Operations -- 1998 compared to 1997", the Partnership changed its method of accounting for processed natural gas to a dry gas basis in the fourth quarter of 1997. As a result of this change, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, 1997 and 1996 separate product volumes are not comparable.

     The declines in production volumes were primarily attributable to the decline characteristics of the Partnership's oil and gas properties.

     The average price received per barrel of oil decreased $2.30, or 11%, from $21.75 in 1996 to $19.45 in 1997. The average price received per barrel of NGLs was $10.38 in 1997. The average price received per mcf of gas decreased 13% from $2.56 in 1996 to $2.24 in 1997.

     A gain on disposition of assets of $6,512 was attributable to credits received during 1996 from the disposal of oil and gas equipment on one well that was plugged and abandoned in a prior year and to credits received from the disposal of oil and gas equipment on fully depleted wells.

     Total costs and expenses increased in 1997 to $3,206,784 as compared to $2,297,595 in 1996, an increase of $909,189, or 40%. The increase was due to the impairment of oil and gas properties and increases in depletion and production costs, offset by a decline in G&A.

     Production costs were $1,448,425 in 1997 and $1,420,416 in 1996, resulting in a $28,009 increase. The increase was due to additional workover costs incurred in an effort to stimulate well production and an increase in ad valorem taxes, offset by a decline in production taxes.

     During this period, G&A decreased, in aggregate, 9% from $112,892 in 1996 to $103,014 in 1997. The Partnership paid the managing general partner $90,687 in 1997 and $101,293 in 1996 for G&A incurred on behalf of the Partnership.

     The Partnership recognized non-cash SFAS 121 impairment provisions of $891,257 and $61,080 related to its proved oil and gas properties during the fourth quarters of 1997 and 1996, respectively.

     Depletion was $764,088 in 1997 compared to $703,207 in 1996. This represented an increase of $60,881, or 9%. This increase was primarily attributable to the decrease in oil reserves during 1997, as a result of lower commodity prices, offset by a decline in oil production of 16,062 barrels for 1997 as compared to 1996.

IMPACT OF INFLATION AND CHANGING PRICES ON SALES AND NET INCOME

     Inflation impacts the fixed overhead rate charges of the lease operating expenses for the Partnership. During 1998, the annual change in the index of average weekly earnings of crude petroleum and gas production workers issued by the U.S. Department of Labor, Bureau of Labor Statistics increased (effective April 1, 1998) 10.3%. The 1997 annual change in average weekly earnings increased by 2%. The 1996 index increased 4.1%. The impact of inflation for other lease operating expenses is small due to the current economic condition of the oil industry.

     The oil and gas industry experienced volatility during the past decade because of the fluctuation of the supply of most fossil fuels relative to the demand for such products and other uncertainties in the world energy markets causing significant fluctuations in oil and gas prices. During 1998, the price per barrel for oil production similar to the Partnership's ranged from approximately $9.50 to $15.50. During most of 1997 and 1996, the Partnership benefitted from higher oil prices as compared to previous years. However, during the fourth quarter of 1997, oil prices began a downward trend that has continued into March 1999. On March 8, 1999, the market price for West Texas intermediate crude was $11.00 per barrel. A continuation of the current commodity price environment will continue to have an adverse effect on the Partnership's revenues, operating cash flow and distributions and could result in additional decreases in the carrying value of the Partnership's oil and gas properties.

     Prices for natural gas are subject to ordinary seasonal fluctuations, and this volatility of natural gas prices may result in production being curtailed and, in some cases, wells being completely shut-in.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $1,050,449 during the year ended December 31, 1998 from the year ended December 31, 1997. The decrease was primarily due to a decline in oil and gas sales receipts, offset by declines in production costs and G&A expenses paid.

  Net Cash Used in Investing Activities

     The Partnership's principal investing activities during 1998 and 1997 included expenditures related to equipment replacement on several oil and gas properties.

     Proceeds of $4,527 were recognized in 1998 from the sale of oil and gas equipment on one fully depleted well and one well abandoned in a prior year.

  Net Cash Used in Financing Activities

     Cash was sufficient in 1998 for distributions to the partners of $771,163 of which $7,712 was distributed to the managing general partner and $763,451 to the limited partners. In 1997, cash was sufficient for distributions to the partners of $1,707,106 of which $17,071 was distributed to the managing general partner and $1,690,035 to the limited partners.

     The current commodity price environment will continue to impact the distributions and could result in limited or no distributions to the partners.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     The assessment phase of the managing general partner's Year 2000 project is at varying stages of completion as it pertains to information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the assessment phase is approximately 86% complete, on a worldwide basis, and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     The managing general partner expects to complete the assessment phase of its Year 2000 project by the end of the first quarter of 1999 but is being delayed by limited responses received on inquiries made of third party businesses. To date, the managing general partner has distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 37% of those inquiries.

     The remedial phase of the managing general partner's Year 2000 project is also at varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the remedial phase is approximately 54% complete, on a worldwide basis, subject to the continuing results of the third party inquiry assessments and the testing phase. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and is currently testing this system for Year 2000 compliance. The remediation of non-information technology is expected to be completed during July 1999. The managing general partner's Year 2000 remedial actions have not significantly delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of the Artesia system upgrades by March 1999 and all other information technology systems and non-information technology remediation by the end of the third quarter of 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. The managing general partner intends to use its working capital to pay for the costs of the Year 2000 projects. As of December 31, 1998, the managing general partner's total costs incurred on the Year 2000 problem were $1.8 million, of which $200 thousand were incurred to replace non-compliant systems. The managing general partner will allocate a portion of the costs of the Year 2000 programming charges to the Partnership in accordance with the general and administration allocation. (See Note 2 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".)

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the assessment phase of the managing general partner's Year 2000 project, contingency plans are being designed to mitigate the exposures to mission-critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Financial Statements of Parker & Parsley 90-B, L.P:
  Independent Auditors' Report -- Ernst & Young LLP.........   10
  Independent Auditors' Report -- KPMG LLP..................   11
  Balance Sheets as of December 31, 1998 and 1997...........   12
  Statements of Operations for the Years Ended December 31,
     1998, 1997 and 1996....................................   13
  Statements of Partners' Capital for the Years Ended
     December 31, 1998, 1997 and 1996.......................   14
  Statements of Cash Flows for the Years Ended December 31,
     1998, 1997 and 1996....................................   15
  Notes to Financial Statements.............................   16

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 90-B, L.P.
(A Delaware Limited Partnership):

     We have audited the balance sheet of Parker & Parsley 90-B, L.P. as of December 31, 1998, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 90-B, L.P. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

Dallas, Texas
March 15, 1999

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 90-B, L.P.
(A Delaware Limited Partnership):

     We have audited the financial statements of Parker & Parsley 90-B, L.P. as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 90-B, L.P. as of December 31, 1997, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Midland, Texas
March 20, 1998

                          PARKER & PARSLEY 90-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                  DECEMBER 31

                                     ASSETS

                                                                  1998           1997
                                                              ------------   ------------
Current assets:
  Cash......................................................  $    211,469   $    326,401
  Accounts receivable -- oil and gas sales..................       227,293        343,809
                                                              ------------   ------------
          Total current assets..............................       438,762        670,210
                                                              ------------   ------------
Oil and gas properties -- at cost, based on the successful
  efforts
  accounting method.........................................    26,035,940     25,986,193
Accumulated depletion.......................................   (20,889,657)   (19,256,739)
                                                              ------------   ------------
          Net oil and gas properties........................     5,146,283      6,729,454
                                                              ------------   ------------
                                                              $  5,585,045   $  7,399,664
                                                              ============   ============

                       LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $     61,975   $     93,972
Partners' capital:
  Managing general partner..................................        55,234         73,061
  Limited partners (32,264 interests).......................     5,467,836      7,232,631
                                                              ------------   ------------
                                                                 5,523,070      7,305,692
                                                              ------------   ------------
                                                              $  5,585,045   $  7,399,664
                                                              ============   ============

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 90-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31

                                                             1998          1997         1996
                                                          -----------   ----------   ----------
Revenues:
  Oil and gas...........................................  $ 2,074,056   $3,033,675   $3,748,608
  Interest..............................................       18,654       23,727       21,527
  Gain on disposition of assets.........................        4,527           --        6,512
                                                          -----------   ----------   ----------
                                                            2,097,237    3,057,402    3,776,647
                                                          -----------   ----------   ----------
Costs and expenses:
  Oil and gas production................................    1,403,494    1,448,425    1,420,416
  General and administrative............................       72,284      103,014      112,892
  Impairment of oil and gas properties..................      744,642      891,257       61,080
  Depletion.............................................      888,276      764,088      703,207
                                                          -----------   ----------   ----------
                                                            3,108,696    3,206,784    2,297,595
                                                          -----------   ----------   ----------
Net income (loss).......................................  $(1,011,459)  $ (149,382)  $1,479,052
                                                          ===========   ==========   ==========
Allocation of net income (loss):
  Managing general partner..............................  $   (10,115)  $   (1,494)  $   14,790
                                                          ===========   ==========   ==========
  Limited partners......................................  $(1,001,344)  $ (147,888)  $1,464,262
                                                          ===========   ==========   ==========
Net income (loss) per limited partnership interest......  $    (31.04)  $    (4.58)  $    45.38
                                                          ===========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 90-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                        STATEMENTS OF PARTNERS' CAPITAL

                                                          MANAGING
                                                          GENERAL      LIMITED
                                                          PARTNER     PARTNERS        TOTAL
                                                          --------   -----------   -----------
Partners' capital at January 1, 1996....................  $ 95,156   $ 9,421,164   $ 9,516,320
  Distributions.........................................   (18,320)   (1,814,872)   (1,833,192)
  Net income............................................    14,790     1,464,262     1,479,052
                                                          --------   -----------   -----------
Partners' capital at December 31, 1996..................    91,626     9,070,554     9,162,180
  Distributions.........................................   (17,071)   (1,690,035)   (1,707,106)
  Net loss..............................................    (1,494)     (147,888)     (149,382)
                                                          --------   -----------   -----------
Partners' capital at December 31, 1997..................    73,061     7,232,631     7,305,692
  Distributions.........................................    (7,712)     (763,451)     (771,163)
  Net loss..............................................   (10,115)   (1,001,344)   (1,011,459)
                                                          --------   -----------   -----------
Partners' capital at December 31, 1998..................  $ 55,234   $ 5,467,836   $ 5,523,070
                                                          ========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 90-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31

                                                           1998          1997          1996
                                                        -----------   -----------   -----------
Cash flows from operating activities:
  Net income (loss)...................................  $(1,011,459)  $  (149,382)  $ 1,479,052
  Adjustments to reconcile net income (loss) to net
     cash provided by operating activities:
     Impairment of oil and gas properties.............      744,642       891,257        61,080
     Depletion........................................      888,276       764,088       703,207
     Gain on disposition of assets....................       (4,527)           --        (6,512)
  Changes in assets and liabilities:
     Accounts receivable..............................      116,516       220,489      (258,793)
     Accounts payable.................................      (31,997)       25,448       (99,423)
                                                        -----------   -----------   -----------
          Net cash provided by operating activities...      701,451     1,751,900     1,878,611
                                                        -----------   -----------   -----------
Cash flows from investing activities:
  Additions to oil and gas properties.................      (49,747)      (51,399)       (9,995)
  Proceeds from disposition of assets.................        4,527            --         8,529
                                                        -----------   -----------   -----------
          Net cash used in investing activities.......      (45,220)      (51,399)       (1,466)
                                                        -----------   -----------   -----------
Cash flows from financing activities:
  Cash distributions to partners......................     (771,163)   (1,707,106)   (1,833,192)
                                                        -----------   -----------   -----------
Net increase (decrease) in cash.......................     (114,932)       (6,605)       43,953
Cash at beginning of year.............................      326,401       333,006       289,053
                                                        -----------   -----------   -----------
Cash at end of year...................................  $   211,469   $   326,401   $   333,006
                                                        ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                          PARKER & PARSLEY 90-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 90-B, L.P. (the "Partnership") is a limited partnership organized in 1990 under the laws of the State of Delaware. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Oil and gas properties -- The Partnership utilizes the successful efforts method of accounting for its oil and gas properties and equipment. Under this method, all costs associated with productive wells and nonproductive development wells are capitalized while nonproductive exploration costs are expensed. Capitalized costs relating to proved properties are depleted using the unit-of-production method on a property-by-property basis based on proved oil (dominant mineral) reserves as determined by the engineering staff of Pioneer USA, the Partnership's managing general partner, and reviewed by independent petroleum consultants. The carrying amounts of properties sold or otherwise disposed of and the related allowances for depletion are eliminated from the accounts and any gain or loss is included in operations.

     Impairment of long-lived assets -- In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the Partnership reviews its long-lived assets to be held and used on an individual property basis, including oil and gas properties accounted for under the successful efforts method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows is less than the carrying amount of the assets. In this circumstance, the Partnership recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

     Use of estimates in the preparation of financial statements -- Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Net income (loss) per limited partnership interest -- The net income (loss) per limited partnership interest is calculated by using the number of outstanding limited partnership interests.

     Income taxes -- A Federal income tax provision has not been included in the financial statements as the income of the Partnership is included in the individual Federal income tax returns of the respective partners.

                          PARKER & PARSLEY 90-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Statements of cash flows -- For purposes of reporting cash flows, cash includes depository accounts held by banks.

     General and administrative expenses -- General and administrative expenses are allocated in part to the Partnership by the managing general partner or its affiliates. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     Reclassifications -- Certain reclassifications may have been made to the 1997 and 1996 financial statements to conform to the 1998 financial statement presentations.

     Environmental -- The Partnership is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Partnership to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of cash payments for the liability or component are fixed or reliably determinable. No such liabilities have been accrued as of December 31, 1998.

     Revenue recognition -- The Partnership uses the entitlements method of accounting for crude oil and natural gas revenues.

     Reporting comprehensive income -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") establishes standards for the reporting and display of comprehensive income (loss) and its components in a full set of general purpose financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Partnership has no items of other comprehensive income (loss), as defined by SFAS No. 130. Consequently, the provisions of SFAS No. 130 do not apply to the Partnership.

NOTE 3. IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS 121, the Partnership reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of the carrying value of the Partnership's oil and gas properties. Based upon a decline in the Partnership's outlook for future commodity prices, the Partnership has estimated the expected future cash flows of its oil and gas properties as of December 31, 1998, 1997 and 1996, and compared such estimated future cash flows to the respective carrying amount of the oil and gas properties to determine if the carrying amounts were likely to be recoverable. For those proved oil and gas properties for which the carrying amount exceeded the estimated future cash flows, an impairment was determined to exist; therefore, the Partnership adjusted the carrying amount of those oil and gas properties to their fair value as determined by discounting their expected future cash flows at a discount rate commensurate with the risks involved in the industry. As a result, the Partnership recognized non-cash impairment provisions of $744,642, $891,257 and $61,080 related to its proved oil and gas properties during 1998, 1997 and 1996, respectively.

                          PARKER & PARSLEY 90-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. INCOME TAXES

     The financial statement basis of the Partnership's net assets and liabilities was $1,546,892 greater than the tax basis at December 31, 1998.

     The following is a reconciliation of net income (loss) per statements of operations with the net income per Federal income tax returns for the years ended December 31:

                                                 1998           1997           1996
                                              -----------     ---------     ----------
Net income (loss) per statements of
  operations................................  $(1,011,459)    $(149,382)    $1,479,052
Depletion and depreciation provisions for
  tax reporting purposes (greater than) less
  than amounts for financial reporting
  purposes..................................      475,607      (199,568)      (305,568)
Impairment of oil and gas properties for
  financial reporting purposes..............      744,642       891,257         61,080
Other.......................................       11,120        (1,386)        32,451
                                              -----------     ---------     ----------

          Net income per Federal income tax
            returns.........................  $   219,910     $ 540,921     $1,267,015
                                              ===========     =========     ==========

NOTE 5. OIL AND GAS PRODUCING ACTIVITIES

     The following is a summary of the costs incurred, whether capitalized or expensed, related to the Partnership's oil and gas producing activities for the years ended December 31:

                                                     1998          1997        1996
                                                     ----        --------     -------
Development costs..................................  $49,747     $ 51,361     $27,435
                                                     =======     ========     =======

     Capitalized oil and gas properties consist of the following:

                                                                1998          1997
                                                            ------------   -----------
Proved properties:
  Property acquisition costs..............................  $  1,002,057   $ 1,002,057
  Completed wells and equipment...........................    25,033,883    24,984,136
                                                            ------------   -----------
                                                              26,035,940    25,986,193
Accumulated depletion.....................................   (20,889,657)  (19,256,739)
                                                            ------------   -----------
          Net capitalized costs...........................  $  5,146,283   $ 6,729,454
                                                            ============   ===========

NOTE 6. RELATED PARTY TRANSACTIONS

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $568,275   $590,888   $558,348
Reimbursement of general and administrative
  expenses...........................................  $ 62,152   $ 90,687   $101,293

     The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Pioneer USA and P&P Employees 90-B Conv., L.P. ("EMPL") (the "Entities"), Parker & Parsley 90-B Conv., L.P. and the Partnership (the "Partnerships")

                          PARKER & PARSLEY 90-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

are parties to the Program agreement. EMPL is a limited partnership organized for the benefit of certain employees of Pioneer USA.

     The costs and revenues of the Program are allocated to the Entities and the Partnerships as follows:

                                                             ENTITIES(1)   PARTNERSHIPS(2)
                                                             -----------   ---------------
Revenues:
  Proceeds from disposition of depreciable and depletable
     properties
     First three years.....................................   14.141414%      85.858586%
     After first three years...............................   19.191919%      80.808081%
  All other revenues
     First three years.....................................   14.141414%      85.858586%
     After first three years...............................   19.191919%      80.808081%
Costs and expenses:
  Lease acquisition costs, drilling and completion costs
     and all other costs...................................    9.090909%      90.909091%
  Operating costs, reporting and legal expenses and general
     and administrative expenses
     First three years.....................................   14.141414%      85.858586%
     After first three years...............................   19.191919%      80.808081%

---------------

(1) Excludes Pioneer USA's 1% general partner ownership which is allocated at the Partnership level and 83 limited partner interests owned by Pioneer USA.

(2) The allocation between the Partnership and Parker & Parsley 90-B Conv., L.P. is 73.05994% and 26.94006%, respectively.

NOTE 7. OIL AND GAS INFORMATION (UNAUDITED)

     The following table presents information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities during the years then ended. Due to a change in the accounting policy of the managing general partner in 1997, the Partnership began accounting for processed natural gas production in two components: processed natural gas liquids ("NGLs") and dry residue gas. NGLs are reflected in "Oil and NGLs" in the table below. All of the Partnership's reserves are proved developed and located within the United States. The Partnership's reserves are based on an evaluation prepared by the engineering staff of Pioneer USA and reviewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant, using criteria established by

                          PARKER & PARSLEY 90-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

the Securities and Exchange Commission. Reserve value information is available to limited partners pursuant to the Partnership agreement and, therefore, is not presented.

                                                              OIL AND NGLS      GAS
                                                                 (BBLS)        (MCF)
                                                              ------------   ----------
Net proved reserves at January 1, 1996......................    1,676,179     5,001,110
Revisions...................................................      347,453     1,227,075
Production..................................................     (130,683)     (353,616)
                                                               ----------    ----------
Net proved reserves at December 31, 1996....................    1,892,949     5,874,569
Revisions...................................................      721,659    (3,258,236)
Production..................................................     (133,407)     (271,374)
                                                               ----------    ----------
Net proved reserves at December 31, 1997....................    2,481,201     2,344,959
Revisions...................................................   (1,210,571)     (517,240)
Production..................................................     (158,775)     (199,215)
                                                               ----------    ----------
Net proved reserves at December 31, 1998....................    1,111,855     1,628,504
                                                               ==========    ==========

     As of December 31, 1998, the estimated present value of future net revenues of proved reserves, calculated using December 31, 1998 prices of $10.61 per barrel of oil, $5.35 per barrel of NGLs and $1.37 per mcf of gas, discounted at 10% was approximately $1,994,000 and undiscounted was $3,010,000.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves. The Partnership emphasizes that reserve estimates are inherently imprecise and, accordingly, the estimates are expected to change as future information becomes available.

NOTE 8. MAJOR CUSTOMERS

     The following table reflects the major customers of the Partnership's oil and gas sales (a major customer is defined as a customer whose sales exceed 10% of total sales) during the years ended December 31:

                                                              1998   1997   1996
                                                              ----   ----   ----
Genesis Crude Oil, L.P......................................  58%    61%    63%
Western Gas Resources, Inc. ................................  22%    18%    13%

     At December 31, 1998, the amounts receivable from Genesis Crude Oil, L.P. and Western Gas Resources, Inc. were $74,502 and $65,025, respectively, which are included in the caption "Accounts receivable -- oil and gas sales" in the accompanying Balance Sheet.

     The Partnership's share of oil and gas production is sold to various purchasers. Pioneer USA is of the opinion that the loss of any one purchaser would not have an adverse effect on the ability of the Partnership to sell its oil and gas production.

                          PARKER & PARSLEY 90-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 9. ORGANIZATION AND OPERATIONS

     The Partnership was organized October 5, 1990 as a limited partnership under the Delaware Act for the purpose of acquiring and developing oil and gas properties. The following is a brief summary of the more significant provisions of the limited partnership agreement:

          Managing general partner -- The managing general partner of the Partnership is Pioneer USA. Pioneer USA has the power and authority to manage, control and administer all Program and Partnership affairs. As managing general partner and operator of the Partnership's properties, all production expenses are incurred by Pioneer USA and billed to the Partnership and a portion of revenue is initially received by Pioneer USA prior to being paid to the Partnership. Under the Partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues.

          Limited partner liability -- The maximum amount of liability of any limited partner is the total contributions of such partner plus his share of any undistributed profits.

          Initial capital contributions -- The limited partners entered into subscription agreements for aggregate capital contributions of $32,264,000. The managing general partner is required to contribute amounts equal to 1% of initial Partnership capital less commission and organization and offering costs allocated to the limited partners and to contribute amounts necessary to pay costs and expenses allocated to it under the Partnership agreement to the extent its share of revenues does not cover such costs.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP

     The Partnership does not have any officers or directors. Under the limited partnership agreement, the Partnership's managing general partner, Pioneer USA, is granted the exclusive right and full authority to manage, control and administer the Partnership's business.

     Set forth below are the names, ages and positions of the directors and executive officers of Pioneer USA. Directors of Pioneer USA are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

                            AGE AT
                         DECEMBER 31,
NAME                         1998                         POSITION
----                     ------------                     --------
Scott D. Sheffield.....       46        President and Director
Timothy L. Dove........       42        Executive Vice President and Director
Dennis E. Fagerstone...       49        Executive Vice President and Director
Mark L. Withrow........       51        Executive Vice President, General Counsel and
                                          Director
M. Garrett Smith.......       37        Executive Vice President, Chief Financial
                                        Officer and Director
Mel Fischer(a).........       64        Executive Vice President
Lon C. Kile............       43        Executive Vice President
Rich Dealy.............       32        Vice President and Chief Accounting Officer

---------------

(a) Mr. Fischer was a director and officer until his retirement from Pioneer and Pioneer USA on February 19, 1999.

     Scott D. Sheffield. Mr. Sheffield is a distinguished graduate of The University of Texas with a B.S. in Petroleum Engineering. Since August 1997, he has served as President, Chief Executive Officer and a director of Pioneer and President and a director of Pioneer USA. Mr. Sheffield was the President and a director of Parker & Parsley from May 1990 until August 1997 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley from October 1990 until August 1997. He was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. He served as Vice President -- Engineering of PPDC from September 1981 until April 1985 when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove became Executive Vice President -- Business Development of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Prior to joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp, in various capacities in international exploration and production, marketing, refining and marketing and planning and development. Mr. Dove earned a B.S. in Mechanical Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. He served as Executive Vice President and Chief Operating Officer of Mesa from March 1, 1997 until August 1997. From October 1996 to February 1997, Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa and from May 1991 to October 1996, he served as Vice President -- Exploration and Production of Mesa. From June 1988 to May 1991, Mr. Fagerstone served as Vice President -- Operations of Mesa.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a B. S. in Accounting and Texas Tech University with a Juris Doctorate degree, became Executive Vice President, General Counsel and Secretary of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Withrow was Vice President -- General Counsel of Parker & Parsley from January 1991, when he joined Parker & Parsley, to January 1995, when he was appointed Senior Vice President -- General Counsel. He was Parker & Parsley's Secretary from August 1992 until August 1997. Prior to joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     M. Garrett Smith. Mr. Smith, a graduate of The University of Texas with a B.S. in Electrical Engineering and Southern Methodist University with an M.B.A., was appointed Executive Vice President and Chief Financial Officer of Pioneer in December 1997. He served as Senior Vice President -- Finance of Pioneer from August 1997 until December 1997. Mr. Smith was elected Senior Vice President -- Finance and a director of Pioneer USA in August 1997. He served as Vice President -- Corporate Acquisitions of Mesa from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of Mesa and from 1994 to 1996 he served as Director of Financial Planning of Mesa. Mr. Smith was employed by BTC Partners, Inc. (a former financial advisor to Mesa) from 1989 to 1994.

     Mel Fischer. Mr. Fischer, a graduate of the University of California at Berkeley with a Masters degree in Geology, became Executive Vice
President -- Worldwide Exploration of Pioneer and Pioneer USA in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997 and was Executive Vice President -- Worldwide Exploration for Parker & Parsley from February 1997 to August 1997. Mr. Fischer retired from Pioneer and Pioneer USA effective February 15, 1999. He worked in the petroleum industry for 32 years, starting as a Petroleum Geologist with Texaco in 1962, and retiring as President, Occidental International Exploration and Production Company in March 1994. For the 10 years prior to becoming President of Occidental International, he served as Executive Vice President, World Wide Exploration with Occidental Oil and Gas Corporation. He is a registered geologist in the State of California, a member of the American Association of Petroleum Geologists and an emeritus member of the Board of Advisors for the Earth Sciences Research Institute at the University of Utah.

     Lon C. Kile. Mr. Kile, a graduate of Oklahoma State University with a B.B.A. in Accounting, became Executive Vice President of Pioneer and Pioneer USA in August 1997. Mr. Kile was Senior Vice President -- Investor Relations from October 1996 to August 1997. Previously, he served as Vice President and Manager of the Mid-Continent Division, Vice President -- Equity Finance & Analysis and Vice President -- Marketing & Program Administration. Prior to joining Parker & Parsley in 1985, he was employed as Supervisor -- Senior, Audit, in charge of Parker & Parsley's audit, with Arthur Young.

     Rich Dealy. Mr. Dealy is a graduate of Eastern New Mexico University with a B.B.A. in Accounting and Finance and is a Certified Public Accountant. He became Vice President and Chief Accounting Officer of Pioneer and Pioneer USA in February 1998. Mr. Dealy served as Controller of Pioneer USA from August 1997 to February 1998. He served as Controller of Parker & Parsley from August 1995 to August 1997. Mr. Dealy joined Parker & Parsley as an Accounting Manager in July, 1992. He was previously employed with KPMG Peat Marwick as an Audit Senior, in charge of Parker & Parsley's audit.

ITEM 11. EXECUTIVE COMPENSATION

     The Partnership does not have any directors or officers. Management of the Partnership is vested in Pioneer USA, the managing general partner. The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Under the Program agreement, Pioneer USA and P&P Employees 90-B Conv., L.P. ("EMPL") pay approximately 10% of the Partnership's acquisition, drilling and completion costs and approximately 15% during the first three years and approximately 20% after three years of its operating and general and administrative expenses. In return, they are allocated approximately 15% during the first three years and approximately 20% after three years of the Partnership's revenues. See Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" for information regarding fees and reimbursements paid to the managing general partner or its affiliates by the Partnership.

     Pioneer USA's current executive officers and other employees are general partners of EMPL which serves as a co-general partner of the Program. Under this arrangement, EMPL pays approximately 2 1/2% of the Partnership's acquisition, drilling and completion costs and approximately 3.75% during the first three years and approximately 5% after three years of its operating and general and administrative expenses. In return, EMPL is allocated approximately 3.75% during the first three years and approximately 5% after three years of the Partnership's revenues. EMPL does not receive any fees or reimbursements from the Partnership.

     The Partnership does not directly pay any salaries of the executive officers of Pioneer USA, but does pay a portion of Pioneer USA's general and administrative expenses of which these salaries are a part. See Note 6 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  (a) Beneficial owners of more than five percent

     The Partnership is not aware of any person who beneficially owns 5% or more of the outstanding limited partnership interests of the Partnership. Pioneer USA owned 83 limited partnership interests at January 1, 1999.

  (b) Security ownership of management

     The Partnership does not have any officers or directors. The managing general partner of the Partnership, Pioneer USA, has the exclusive right and full authority to manage, control and administer the Partnership's business. Under the limited partnership agreement, limited partners holding a majority of the outstanding limited partnership interests have the right to take certain actions, including the removal of the managing general partner or any other general partner. The Partnership is not aware of any current arrangement or activity which may lead to such removal. The Partnership is not aware of any officer or director of Pioneer USA who beneficially owns limited partnership interests in the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Transactions with the managing general or its affiliates

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $568,275   $590,888   $558,348
Reimbursement of general and administrative
  expenses...........................................  $ 62,152   $ 90,687   $101,293

     Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues. Also see Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data", regarding the Partnership's participation with the managing general partner in oil and gas activities of the Program.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

  (a) 1. Financial statements

     The following are filed as part of this annual report:

          Independent Auditors' Report -- Ernst & Young LLP

          Independent Auditors' Report -- KPMG LLP

          Balance sheets as of December 31, 1998 and 1997

          Statements of operations for the years ended December 31, 1998, 1997 and 1996

          Statements of partners' capital for the years ended December 31, 1998, 1997 and 1996

          Statements of cash flows for the years ended December 31, 1998, 1997 and 1996

          Notes to financial statements

  2. Financial statement schedules

     All financial statement schedules have been omitted since the required information is in the financial statements or notes thereto, or is not applicable nor required.

  (b) Reports on Form 8-K

     None.

  (c) Exhibits

     The exhibits listed on the accompanying index to exhibits are filed or incorporated by reference as part of this annual report.

         1000

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PARKER & PARSLEY 90-B, L.P.

                                            By:  Pioneer Natural Resources USA,
                                                 Inc.
                                                 Managing General Partner

                                            By:   /s/ SCOTT D. SHEFFIELD
                                              ----------------------------------
                                                     Scott D. Sheffield,
                                                          President

Dated: March 29, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


       /s/ SCOTT D. SHEFFIELD          President and Director of               March 29, 1999
-------------------------------------    Pioneer USA
         Scott D. Sheffield

         /s/ TIMOTHY L. DOVE           Executive Vice President and            March 29, 1999
-------------------------------------    Director of Pioneer USA
           Timothy L. Dove

      /s/ DENNIS E. FAGERSTONE         Executive Vice President and            March 29, 1999
-------------------------------------    Director of Pioneer USA
        Dennis E. Fagerstone

         /s/ MARK L. WITHROW           Executive Vice President, General       March 29, 1999
-------------------------------------    Counsel and Director of Pioneer USA
           Mark L. Withrow

        /s/ M. GARRETT SMITH           Executive Vice President, Chief         March 29, 1999
-------------------------------------    Financial Officer and Director of
          M. Garrett Smith               Pioneer USA

           /s/ LON C. KILE             Executive Vice President of             March 29, 1999
-------------------------------------    Pioneer USA
             Lon C. Kile

           /s/ RICH DEALY              Vice President and Chief Accounting     March 29, 1999
-------------------------------------    Officer of Pioneer USA
             Rich Dealy

         1001

                          PARKER & PARSLEY 90-B, L.P.

                               INDEX TO EXHIBITS

     The following documents are incorporated by reference in response to Item 14(c):

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------

          3(a)           -- Form of Agreement of Limited Partnership of Parker &
                            Parsley 90-B, L.P. incorporated by reference to Exhibit A
                            of the Post-Effective Amendment No. 1 of the
                            Partnership's Registration Statement on Form S-1
                            (Registration No. 33-26097)
          4(b)           -- Form of Limited Partner Subscription Agreement
                            incorporated by reference to Exhibit C of the
                            Post-Effective Amendment No. 1 of the Partnership's
                            Registration Statement on Form S-1 (Registration No.
                            33-26097)
          4(b)           -- Form of General Partner Subscription Agreement
                            incorporated by reference to Exhibit D of the
                            Post-Effective Amendment No. 1 of the Partnership's
                            Registration Statement on Form S-1 (Registration No.
                            33-26097)
          4(b)           -- Power of Attorney incorporated by reference to Exhibit B of Amendment No. 1 of the Partner-ship's Registration
                            Statement on Form S-1 (Registration No. 33-26097)
          4(c)           -- Specimen Certificate of Limited Partnership Interest
                            incorporated by reference to Exhibit 4c of the
                            Partnership's Registration Statement on Form S-1
                            (Registration No. 33-26097)
         10(b)           -- Form of Development Drilling Program Agreement
                            incorporated by reference to Exhibit B of the
                            Post-Effective Amendment No. 1 of the Partnership's
                            Registration Statement on Form S-1 (Registration No.
                            33-26097)
         27.1*           -- Financial Data Schedule

---------------

* Filed herewith
         1002

                          PARKER & PARSLEY 90-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)
                        DECEMBER 31, 1998, 1997 AND 1996

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

     The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing discounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rates to the difference.

     Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider probable reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                1998       1997        1996
                                                              --------   ---------   ---------
                                                                       (IN THOUSANDS)
Oil and gas producing activities:
  Future cash inflows.......................................  $12,063    $ 43,263    $ 68,666
  Future production costs...................................   (9,053)    (23,552)    (35,491)
  Future development costs..................................       --          --         482
                                                              -------    --------    --------
                                                                3,010      19,711      33,657
  10% annual discount factor................................   (1,016)     (9,889)    (17,220)
                                                              -------    --------    --------
  Standardized measure of discounted future net cash
     flows..................................................  $ 1,994    $  9,822    $ 16,437
                                                              =======    ========    ========

                                                                 YEAR ENDED DECEMBER 31,
                                                              -----------------------------
                                                               1998       1997       1996
                                                              -------   --------   --------
                                                                     (IN THOUSANDS)
Oil and Gas Producing Activities:
  Oil and gas sales, net of production costs................  $  (671)  $ (1,585)  $ (2,328)
  Net changes in prices and production costs................   (6,480)    (6,410)     6,751
  Extensions and discoveries................................       --         --         --
  Sales of minerals-in-place................................       --         --         --
  Purchases of minerals-in-place............................       --         --         --
  Revisions of estimated future development costs...........       --       (240)      (242)
  Revisions of previous quantity estimates and reserves
     added by development drilling..........................   (1,405)       598      3,422
  Accretion of discount.....................................      982      1,644        939
  Changes in production rates, timing and other.............     (254)      (622)    (1,497)
                                                              -------   --------   --------
  Change in present value of future net revenues............   (7,828)    (6,615)     7,045
                                                              -------   --------   --------
  Balance, beginning of year................................    9,822     16,437      9,392
                                                              -------   --------   --------
  Balance, end of year......................................  $ 1,994   $  9,822   $ 16,437
                                                              =======   ========   ========

         1003

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                            SUPPLEMENTAL INFORMATION

                                       OF

                 PARKER & PARSLEY 90-C CONV., L.P., A DELAWARE
                              LIMITED PARTNERSHIP

                                       TO

            PROXY STATEMENT DATED                             , 1999

                             ----------------------

       THE DATE OF THIS SUPPLEMENT IS                             , 1999
                             ----------------------

     This document contains important information specific to Parker & Parsley
90-C Conv., L.P. and supplements the proxy statement dated             , 1999,
of Pioneer Natural Resources USA, Inc., by which Pioneer USA is soliciting proxies to be voted at a special meeting of limited partners of the partnerships described in the proxy statement. The purpose of the special meeting is for you to vote upon the merger of Parker & Parsley 90-C Conv., L.P. with and into Pioneer USA that, if completed, will result in your receiving cash for your partnership interests.

     This supplement contains the following information concerning Parker & Parsley 90-C Conv., L.P.:

     - A table containing:

        -- the aggregate initial investment by the limited partners

        -- the aggregate historical limited partner distributions through June
           30, 1999

        -- the merger value per $1,000 limited partner investment as of June 30,
           1999

        -- the merger value per $1,000 limited partner investment as a multiple of distributions for the 12 months ended June 30, 1999

        -- the book value per $1,000 limited partner investment as of June 30, 1999 and as of December 31, 1998 and

        -- the ordinary tax loss per $1,000 limited partner investment in year of initial investment

     - Quarterly Report on Form 10-Q for the six months ended June 30, 1999

     - Annual Report on Form 10-K for the year ended December 31, 1998

     - Disclosures about the partnership's oil and gas producing activities
         1004

                       PARKER & PARSLEY 90-C CONV., L.P.

                         SUPPLEMENTAL INFORMATION TABLE

Aggregate Initial Investment by the Limited Partners(a).....  $ 7,531
Aggregate Historical Limited Partner Distributions through
  June 30, 1999(a)..........................................  $ 4,055
Merger Value per $1,000 Limited Partner Investment as of
  June 30, 1999(b)..........................................  $127.70
Merger Value per $1,000 Limited Partner Investment as a
  Multiple of Distributions for the 12 Months ended June 30,
  1999(b)...................................................    18.22times
Book Value per $1,000 Limited Partner Investment:
  -- as of June 30, 1999(b).................................  $127.82
  -- as of December 31, 1998(b).............................  $131.15
Ordinary Tax Loss per $1,000 Limited Partner Investment in
  Year of Initial Investment(b), (c)........................  $   451

---------------

(a)  Stated in thousands.

(b) Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

(c) Your ability to use your distributive share of the partnership's loss to offset your other income may have been subject to certain limitations at your level as a partner, and you may therefore wish to consult your tax advisor to determine the additional value, if any, actually realized by you in your particular circumstances.
         1005

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                        COMMISSION FILE NO. 33-26097-10

                       PARKER & PARSLEY 90-C CONV., L.P.
             (Exact name of Registrant as specified in its charter)

                  DELAWARE                                       75-2347264
       (State or other jurisdiction of                        (I.R.S. Employer
       incorporation or organization)                      Identification Number)

  303 WEST WALL, SUITE 101, MIDLAND, TEXAS                          79701
  (Address of principal executive offices)                       (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         1006

                       PARKER & PARSLEY 90-C CONV., L.P.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
                   PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS
     Balance Sheets as of June 30, 1999 and December 31,
      1998..................................................     3
     Statements of Operations for the three and six months
      ended June 30, 1999 and 1998..........................     4
     Statement of Partners' Capital for the six months ended
      June 30, 1999.........................................     5
     Statements of Cash Flows for the six months ended June
      30, 1999 and 1998.....................................     6
     Notes to Financial Statements..........................     7

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
        CONDITION AND RESULTS OF OPERATIONS.................     8

                    PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K....................    11
     27.1 Financial Data Schedule
     Signatures.............................................    12

         1007

                         PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                       PARKER & PARSLEY 90-C CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                     ASSETS

                                                               JUNE 30,      DECEMBER 31,
                                                                 1999            1998
                                                              -----------    ------------
                                                              (UNAUDITED)
Current assets:
  Cash......................................................  $    78,398    $    66,221
  Accounts receivable -- oil and gas sales..................       61,696         41,400
                                                              -----------    -----------
          Total current assets..............................      140,094        107,621
                                                              -----------    -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    5,773,448      5,765,217
Accumulated depletion.......................................   (4,918,294)    (4,861,804)
                                                              -----------    -----------
          Net oil and gas properties........................      855,154        903,413
                                                              -----------    -----------
                                                              $   995,248    $ 1,011,034
                                                              ===========    ===========

                            LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $    22,933    $    13,398
Partners' capital:
  Managing general partner..................................        9,693          9,946
  Limited partners (7,531 interests)........................      962,622        987,690
                                                              -----------    -----------
                                                                  972,315        997,636
                                                              -----------    -----------
                                                              $   995,248    $ 1,011,034
                                                              ===========    ===========

  The financial information included as of June 30, 1999 has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

         1008

                       PARKER & PARSLEY 90-C CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                     THREE MONTHS ENDED     SIX MONTHS ENDED
                                                          JUNE 30,              JUNE 30,
                                                     -------------------   -------------------
                                                       1999       1998       1999       1998
                                                     --------   --------   --------   --------
Revenues:
  Oil and gas......................................  $107,431   $108,532   $198,577   $228,491
  Interest.........................................       784      1,150      1,482      2,434
                                                     --------   --------   --------   --------
                                                      108,215    109,682    200,059    230,925
                                                     --------   --------   --------   --------
Costs and expenses:
  Oil and gas production...........................    85,308     88,012    154,559    168,981
  General and administrative.......................     3,635      3,608      7,085      7,593
  Depletion........................................    16,722     26,902     56,490     54,799
                                                     --------   --------   --------   --------
                                                      105,665    118,522    218,134    231,373
                                                     --------   --------   --------   --------
Net income (loss)..................................  $  2,550   $ (8,840)  $(18,075)  $   (448)
                                                     ========   ========   ========   ========
Allocation of net income (loss):
  Managing general partner.........................  $     25   $    (88)  $   (181)  $     (4)
                                                     ========   ========   ========   ========
  Limited partners.................................  $  2,525   $ (8,752)  $(17,894)  $   (444)
                                                     ========   ========   ========   ========
Net income (loss) per limited partnership
  interest.........................................  $    .33   $  (1.16)  $  (2.38)  $   (.06)
                                                     ========   ========   ========   ========
Distributions per limited partnership interest.....  $     --   $   3.59   $    .95   $  11.27
                                                     ========   ========   ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

         1009

                       PARKER & PARSLEY 90-C CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         STATEMENT OF PARTNERS' CAPITAL
                                  (UNAUDITED)

                                                              MANAGING
                                                              GENERAL    LIMITED
                                                              PARTNER    PARTNERS    TOTAL
                                                              --------   --------   --------
Balance at January 1, 1999..................................   $9,946    $987,690   $997,636
  Distributions.............................................      (72)     (7,174)    (7,246)
  Net loss..................................................     (181)    (17,894)   (18,075)
                                                               ------    --------   --------
Balance at June 30, 1999....................................   $9,693    $962,622   $972,315
                                                               ======    ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

         1010

                       PARKER & PARSLEY 90-C CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                               SIX MONTHS ENDED
                                                                   JUNE 30,
                                                              -------------------
                                                                1999       1998
                                                              --------   --------
Cash flows from operating activities:
  Net loss..................................................  $(18,075)  $   (448)
  Adjustments to reconcile net loss to net cash provided by
     operating activities:
     Depletion..............................................    56,490     54,799
  Changes in assets and liabilities:
     Accounts receivable....................................   (20,296)    24,039
     Accounts payable.......................................     9,535      2,322
                                                              --------   --------
          Net cash provided by operating activities.........    27,654     80,712
                                                              --------   --------
Cash flows from investing activities:
  Additions to oil and gas properties.......................    (8,231)    (6,919)
Cash flows used in financing activities:
  Cash distributions to partners............................    (7,246)   (85,723)
                                                              --------   --------
Net increase (decrease) in cash.............................    12,177    (11,930)
Cash at beginning of period.................................    66,221     87,423
                                                              --------   --------
Cash at end of period.......................................  $ 78,398   $ 75,493
                                                              ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

         1011

                       PARKER & PARSLEY 90-C CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 90-C Conv., L.P. (the "Partnership") was organized as a general partnership in 1990 under the laws of the State of Texas and was converted to a Delaware limited partnership on August 1, 1991.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. BASIS OF PRESENTATION

     In the opinion of management, the unaudited financial statements of the Partnership as of June 30, 1999 and for the three and six months ended June 30, 1999 and 1998 include all adjustments and accruals consisting only of normal recurring accrual adjustments which are necessary for a fair presentation of the results for the interim period. These interim results are not necessarily indicative of results for a full year.

     Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in this Form 10-Q pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements should be read in conjunction with the financial statements and the notes thereto contained in the Partnership's Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, a copy of which is available upon request by writing to Rich Dealy, Vice President and Chief Accounting Officer, 5205 North O'Connor Boulevard, 1400 Williams Square West, Irving, Texas 75039-3746.

         1012

ITEM 2.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS(1)

RESULTS OF OPERATIONS

  Six months ended June 30, 1999 compared with six months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues decreased 13% to $198,577 from $228,491 for the six months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from lower average prices received and a decrease in production. For the six months ended June 30, 1999, 11,520 barrels of oil, 4,114 barrels of natural gas liquids ("NGLs") and 13,600 mcf of gas were sold, or 17,901 barrel of oil equivalents ("BOEs"). For the six months ended June 30, 1998, 12,574 barrels of oil, 3,737 barrels of NGLs and 14,569 mcf of gas were sold, or 18,739 BOEs.

     The average price received per barrel of oil decreased $1.02, or 7%, from $14.14 for the six months ended June 30, 1998 to $13.12 for the same period in 1999. The average price received per barrel of NGLs decreased 12% from $7.51 during the six months ended June 30, 1998 to $6.63 for the same period in 1999. The average price received per mcf of gas decreased 5% from $1.56 during the six months ended June 30, 1998 to $1.48 in 1999. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received during the six months ended June 30, 1999.

     The volatility of commodity prices has had, and continues to have, a significant impact on the Partnership's revenues and operating cash flow and could result in additional decreases to the carrying value of the Partnership's oil and gas properties.

     Costs and Expenses:

     Total costs and expenses decreased to $218,134 for the six months ended June 30, 1999 as compared to $231,373 for the same period in 1998, a decrease of $13,239, or 6%. This decrease was due to declines in production costs and general and administrative expenses, ("G&A"), offset by an increase in depletion.

     Production costs were $154,559 for the six months ended June 30, 1999 and $168,981 for the same period in 1998, resulting in a $14,422 decrease, or 9%. The decrease was due to lower well maintenance costs and declines in production taxes and ad valorem taxes.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 7% from $7,593 for the six months ended June 30, 1998 to $7,085 for the same period in 1999.

     Depletion was $56,490 for the six months ended June 30, 1999 compared to $54,799 for the same period in 1998, an increase of $1,691, or 3%. This increase was the result of a combination of factors that included a decline in proved reserves during the period ended March 31, 1999 due to reserve revisions and lower commodity prices, offset by a reduction in the Partnership's net depletable basis from charges taken in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121") during the fourth quarter of 1998 and a reduction in oil production of 1,054 barrels for the six months ended June 30, 1999 compared to the same period in 1998.

  Three months ended June 30, 1999 compared with three months ended June 30,
1998

     Revenues:

     The Partnership's oil and gas revenues decreased to $107,431 from $108,532 for the three months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from declines in production, offset by higher average prices received. For the three months ended June 30, 1999, 5,499 barrels of oil, 2,209 barrels of NGLs and 6,284 mcf of gas were sold, or 8,755 BOEs. For the three months ended June 30, 1998, 6,135 barrels of oil, 1,914 barrels of NGLs and 6,742 mcf of gas were sold, or 9,173 BOEs.

         1013

     The average price received per barrel of oil increased $1.07, or 8%, from $13.44 for the three months ended June 30, 1998 to $14.51 for the same period in 1999. The average price received per barrels of NGLs increased slightly from $7.96 during the three months ended June 30, 1998 to $7.98 for the same period in 1999. The average price received per mcf of gas decreased slightly from $1.61 during the three months ended June 30, 1998 to $1.59 in 1999.

     Costs and Expenses:

     Total costs and expenses decreased to $105,665 for the three months ended June 30, 1999 as compared to $118,522 for the same period in 1998, a decrease of $12,857, or 11%. This decrease was due to declines in depletion and production costs, offset by an increase in G&A.

     Production costs were $85,308 for the three months ended June 30, 1999 and $88,012 for the same period in 1998, resulting in a $2,704 decrease, or 3%. The decrease was due to lower well maintenance costs, production taxes and ad valorem taxes.

     During this period, G&A increased slightly from $3,608 for the three months ended June 30, 1998 to $3,635 for the same period in 1999.

     Depletion was $16,722 for the three months ended June 30, 1999 compared to $26,902 for the same period in 1998, a decrease of $10,180, or 38%. This decrease was primarily attributable to an increase in proved reserves during the period ended June 30, 1999 as a result of higher commodity prices, a reduction in oil production of 636 barrels for the three months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from changes taken in accordance with SFAS 121 during the fourth quarter of 1998.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $53,058 during the six months ended June 30, 1999 from the same period ended June 30, 1998. This decrease was due to a decline in oil and gas sales receipts, offset by declines in production costs and G&A expenses paid.

  Net Cash Used in Investing Activities

     The Partnership's principal investing activities during the six months ended June 30, 1999 and 1998 were for expenditures related to equipment replacement on various oil and gas properties.

  Net Cash Used in Financing Activities

     Cash was sufficient for the six months ended June 30, 1999 to cover distributions to the partners of $7,246 of which $72 was distributed to the managing general partner and $7,174 to the limited partners. For the same period ended June 30, 1998, cash was sufficient for distributions to the partners of $85,723 of which $858 was distributed to the managing general partner and $84,865 to the limited partners.
From the third quarter of 1997 through the first quarter of 1999, there was a declining trend in oil and gas levels. During the first quarter of 1999, the Organization of Petroleum Exporting Countries and certain other crude oil exporting nations announced reductions in their planned export volumes. These announcements, together with early indications that the nations have initiated their planned reductions, have had some stabilizing effect on commodity prices during the latter part of the first quarter of 1999 and into August 1999. However, no assurances can be given that the stabilizing effect of these actions, or the planned reductions in export volumes, will be sustained for an extended period of time.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded

         1014

technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright, or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     As of June 30, 1999, the managing general partner estimates that the assessment phase is approximately 99% complete and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     Through June 30, 1999, the managing general partner had distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 52% of the inquiries.

     The remedial phase of the managing general partner's Year 2000 project is in varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of June 30, 1999, the managing general partner estimates that the remedial phase is approximately 83% complete, on a worldwide basis, subject to continuing evaluations of the responses to third party inquiries and to the testing phase results. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and has completed the testing of the system for Year 2000 compliance. The remediation of non-information technology is expected to be completed by October 1999. The managing general partner's Year 2000 remedial actions have not delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of information technology systems by October 1999. The testing of the non-information technology remediation is scheduled to be completed by the end of November 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. As of June 30, 1999, the managing general partner's total costs incurred on the Year 2000 problem were $2.3 million, of which approximately $200 thousand were incurred to replace non-compliant systems.

         1015

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the business continuity and contingency planning phase of the managing general partner's Year 2000 project, contingency plans were designed to mitigate the exposures to mission critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.
---------------

(1) "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements.

                           PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

  (a) Exhibits

     27.1 Financial Data Schedule

  (b) Form 8-K -- none

         1016

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARKER & PARSLEY 90-C CONV., L.P.

                                            By: Pioneer Natural Resources USA,
                                                Inc.,
                                                Managing General Partner

                                            By:       /s/ RICH DEALY
                                              ----------------------------------
                                                Rich Dealy, Vice President and
                                                   Chief Accounting Officer

Dated: August 10, 1999

         1017

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-K

                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                        COMMISSION FILE NO. 33-26097-10

                       PARKER & PARSLEY 90-C CONV., L.P.
             (Exact name of Registrant as specified in its charter)

                  DELAWARE                                      75-2347264
       (State or other jurisdiction of            (I.R.S. Employer Identification Number)
       incorporation or organization)

  303 WEST WALL, SUITE 101, MIDLAND, TEXAS                         79701
  (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

        Securities registered pursuant to Section 12(b) of the Act: NONE

          Securities registered pursuant to Section 12(g) of the Act:
                LIMITED PARTNERSHIP INTERESTS ($1,000 PER UNIT)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

     No market currently exists for the limited partnership interests of the Registrant. Based on original purchase price the aggregate market value of limited partnership interests owned by non-affiliates of the Registrant is $7,501,000.

     As of March 8, 1999, the number of outstanding limited partnership interests was 7,531.

     The following documents are incorporated by reference into the indicated parts of this Annual Report on Form 10-K: NONE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         1018

     Parts I and II of this Report contain forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements. See "Item 1. Business" for a description of various factors that could materially affect the ability of the Partnership to achieve the anticipated results described in the forward looking statements.

                                     PART I

ITEM 1. BUSINESS

     Parker & Parsley 90-C Conv., L.P. (the "Partnership") is a general partnership organized in 1990 under the laws of the State of Texas. The Partnership converted to a Delaware limited partnership on August 1, 1991. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger. For a more complete description of the Parker & Parsley and Mesa merger, see Pioneer's Registration Statement on Form S-4 as filed with the Securities & Exchange Commission.

     A Registration Statement, as amended, filed pursuant to the Securities Act of 1933, registering general partnership interests aggregating $30,000,000 in a series of Texas general partnerships formed under the Parker & Parsley 89-90 Development Drilling Program, was declared effective by the Securities and Exchange Commission on August 1, 1989. On December 28, 1990, the offering of general partnership interests in the Partnership, the fifth partnership formed under such registration statement, was closed, with interests aggregating $7,531,000 being sold to 517 subscribers.

     The Partnership engages primarily in oil and gas development and production and is not involved in any industry segment other than oil and gas. See "Item 6. Selected Financial Data" and "Item 8. Financial Statements and Supplementary Data" of this report for a summary of the Partnership's operating information and identifiable assets.

     The principal markets during 1998 for the oil produced by the Partnership were refineries and oil transmission companies that have facilities near the Partnership's oil producing properties. The principal markets for the Partnership's gas were companies that have pipelines located near the Partnership's gas producing properties. Of the Partnership's total oil and gas revenues for 1998, approximately 69% and 13% were attributable to sales made to Genesis Crude Oil, L.P. and Western Gas Resources, Inc., respectively.

     The Partnership's revenues, profitability, cash flow and future rate of growth are highly dependent on the prevailing prices of oil and gas, which are affected by numerous factors beyond the Partnership's control. Oil and gas prices historically have been very volatile. A substantial or extended decline in the prices of oil or gas could have a material adverse effect on the Partnership's revenues, profitability and cash flow and could, under certain circumstances, result in a reduction in the carrying value of the Partnership's oil and gas properties.

     Because of the demand for oil and gas, the Partnership does not believe that the termination of the sales of its products to any one customer would have a material adverse impact on its operations. The loss of a particular customer for gas may have an effect if that particular customer has the only gas pipeline located in the areas of the Partnership's gas producing properties. The Partnership believes, however, that the effect would be temporary, until alternative arrangements could be made.

         1019

     Federal and state regulation of oil and gas operations generally includes the fixing of maximum prices for regulated categories of natural gas, the imposition of maximum allowable production rates, the taxation of income and other items, and the protection of the environment. Although the Partnership believes that its business operations do not impair environmental quality and that its costs of complying with any applicable environmental regulations are not currently significant, the Partnership cannot predict what, if any, effect these environmental regulations may have on its current or future operations.

     The Partnership does not have any employees of its own. Pioneer USA employs 818 persons, many of whom dedicated a part of their time to the conduct of the Partnership's business during the period for which this report is filed. Pioneer USA is responsible for all management functions.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves.

     No material part of the Partnership's business is seasonal and the Partnership conducts no foreign operations.

ITEM 2. PROPERTIES

     The Partnership's properties consist primarily of leasehold interests in properties on which oil and gas wells are located. Such property interests are often subject to landowner royalties, overriding royalties and other oil and gas leasehold interests.

     Fractional working interests in developmental oil and gas prospects located primarily in the Spraberry Trend Area of West Texas were acquired by the Partnership, resulting in the Partnership's participation in the drilling of 44 oil and gas wells. One well was sold and one well was plugged and abandoned due to uneconomical operations. At December 31, 1998, the Partnership had 42 producing oil and gas wells.

     For information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities for the years then ended, see Note 7 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" below. Such reserves have been estimated by the engineering staff of Pioneer USA with a review by Williamson Petroleum Consultants, Inc., an independent petroleum consultant.

ITEM 3. LEGAL PROCEEDINGS

     The Partnership from time to time is a party to various legal proceedings incidental to its business involving claims in oil and gas leases or interests, other claims for damages in amounts not in excess of 10% of its current assets and other matters, none of which Pioneer believes to be material to the Partnership.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to a vote of security holders during the fourth quarter of 1998.

         1020

                                    PART II

ITEM 5. MARKET FOR PARTNERSHIP'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     At March 8, 1999, the Partnership had 7,531 outstanding limited partnership interests held of record by 509 subscribers. There is no established public trading market for the limited partnership interests. Under the limited partnership agreement, Pioneer USA has made certain commitments to purchase partnership interests at a computed value.

     Revenues which, in the sole judgement of the managing general partner, are not required to meet the Partnership's obligations are distributed to the partners at least quarterly in accordance with the limited partnership agreement. During the years ended December 31, 1998 and 1997, $130,281 and $357,952, respectively, of such revenue-related distributions were made to the limited partners.

ITEM 6. SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the years ended December 31:

                                      1998         1997         1996         1995         1994
                                   ----------   ----------   ----------   ----------   ----------
OPERATING RESULTS:
  Oil and gas sales..............  $  430,499   $  661,475   $  837,849   $  722,324   $  804,039
                                   ==========   ==========   ==========   ==========   ==========
  Impairment of oil and gas
     properties..................  $  185,784   $   79,288   $       --   $   48,088   $       --
                                   ==========   ==========   ==========   ==========   ==========
  Net income (loss)..............  $ (258,625)  $  105,740   $  359,349   $  163,626   $  152,612
                                   ==========   ==========   ==========   ==========   ==========
  Allocation of net income
     (loss):
     Managing general partner....  $   (2,586)  $    1,057   $    3,593   $    1,668   $    1,558
                                   ==========   ==========   ==========   ==========   ==========
     Limited partners............  $ (256,039)  $  104,683   $  355,756   $  161,958   $  151,054
                                   ==========   ==========   ==========   ==========   ==========
  Limited partners' net income
     (loss) per limited
     partnership interest........  $   (34.00)  $    13.90   $    47.24   $    21.51   $    20.06
                                   ==========   ==========   ==========   ==========   ==========
  Limited partners' cash
     distributions per limited
     partnership interest........  $    17.30   $    47.53   $    51.98   $    45.34   $    51.71
                                   ==========   ==========   ==========   ==========   ==========
AT YEAR END:
  Total assets...................  $1,011,034   $1,411,804   $1,661,127   $1,728,891   $1,886,057
                                   ==========   ==========   ==========   ==========   ==========

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  1998 compared to 1997

     The Partnership's 1998 oil and gas revenues decreased 35% to $430,499 from $661,475 in 1997. The decrease in revenues resulted from lower average prices received. In 1998, 24,493 barrels of oil, 8,694 barrels of natural gas liquids ("NGLs") and 30,348 mcf of gas were sold, or 38,245 barrel of oil equivalents ("BOEs"). In 1997, 25,817 barrels of oil, 3,661 barrels of NGLs and 50,304 mcf of gas were sold, or 37,862 BOEs. Due to the decline characteristics of the Partnership's oil and gas properties, management expects a certain amount of decline in production in the future until the Partnership's economically recoverable reserves are fully depleted.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. Effective September 30, 1997, as a result of the merger with Mesa, the managing general partner accounts for processed natural gas production in two components: natural gas liquids and dry residue gas. As a result of the change in the managing general

         1021

partner's policy, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, separate product volumes will not be comparable for periods prior to September 30, 1997. Also, prices for gas products will not be comparable as the price per mcf for natural gas for the year ended December 31, 1998 is the price received for dry residue gas and the price per mcf for natural gas produced prior to October 1997 was presented as a price for wet gas (i.e., natural gas liquids combined with dry residue gas).

     The average price received per barrel of oil decreased $6.24, or 32%, from $19.48 in 1997 to $13.24 in 1998. The average price received per barrel of NGLs decreased $3.78, or 36%, from $10.58 in 1997 to $6.80 in 1998. The average price received per mcf of gas decreased 35% from $2.38 in 1997 to $1.55 in 1998. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than received in 1998.

     Total costs and expenses increased in 1998 to $693,871 compared to $562,477 in 1997, an increase of $131,394, or 23%. This increase was due to increases in impairment of oil and gas properties and depletion, offset by decreases in production costs and general and administrative expenses ("G&A").

     Production costs were $314,363 in 1998 and $331,332 in 1997, resulting in a decrease of $16,969, or 5%. The decrease was due to declines in production and ad valorem taxes and workover expense, offset by an increase in well maintenance costs.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period G&A decreased, in aggregate, 30% from $21,436 in 1997 to $15,084 in 1998. The Partnership paid the managing general partner $12,838 in 1998 and $17,703 in 1997 for G&A incurred on behalf of the Partnership. G&A is allocated, in part, to the Partnership by the managing general partner. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the managing general partner reviews the Partnership's oil and gas properties for impairment whenever events or circumstances indicate a decline in the recoverability of the carrying value of the Partnership's assets may have occurred. Declining commodity prices prompted impairment reviews in 1998 and 1997. As a result of the review and evaluation of its long-lived assets for impairment, the Partnership recognized non-cash charges of $185,784 and $79,288 related to its oil and gas properties during 1998 and 1997, respectively.

     Depletion was $178,640 in 1998 compared to $130,421 in 1997. This represented an increase of $48,219, or 37%. This increase was primarily the result of a combination of factors that included a decline in proved reserves during 1998 due to the lower commodity prices, offset by a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1997 and a reduction in oil production of 1,324 barrels for the period ended December 31, 1998 compared to the same period in 1997.

  1997 compared to 1996

     The Partnership's 1997 oil and gas revenues decreased 21% to $661,475 from $837,849 in 1996. The decrease in revenues resulted from declines in production and lower average prices received. In 1997, 25,817 barrels of oil, 3,661 barrels of NGLs and 50,304 mcf of gas were sold, or 37,862 BOEs. In 1996, 30,485 barrels of oil and 64,557 mcf of gas were sold, or 41,245 BOEs.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. As is described above in "Results of
         1022

Operations -- 1998 compared to 1997", the Partnership changed its method of accounting for processed natural gas to a dry gas basis in the fourth quarter of 1997. As a result of this change, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, 1997 and 1996 separate product volumes are not comparable.

     The declines in production volumes were primarily attributable to the decline characteristics of the Partnership's oil and gas properties.

     The average price received per barrel of oil decreased $2.40, or 11%, from $21.88 in 1996 to $19.48 in 1997. The average price received per barrel of NGLs during 1997 was $10.58. The average price received per mcf of gas decreased 10% from $2.65 in 1996 to $2.38 in 1997.

     A gain on disposition of assets of $800 was recognized during 1997 from credits received from the disposal of oil and gas equipment on one fully depleted well. Loss on disposition of assets of $6,508 was recognized during 1996 of which $6,674 was attributable to the sale of one gas well, offset by salvage income of $166 received from the disposal of oil and gas equipment on one well that was plugged and abandoned in a prior year and to credits received from the disposal of oil and gas equipment on fully depleted wells.

     Total costs and expenses increased in 1997 to $562,477 compared to $477,266 in 1996, an increase of $85,211, or 18%. This increase was due to the impairment of oil and gas properties and depletion, offset by decreases in production costs and G&A.

     Production costs were $331,332 in 1997 and $337,193 in 1996, resulting in a $5,861 decrease. The decrease was due to a decline in production taxes and workover expense, offset by a slight increase in ad valorem taxes.

     During this period G&A decreased, in aggregate, 21% from $27,292 in 1996 to $21,436 in 1997. The Partnership paid the managing general partner $17,703 in 1997 and $24,441 in 1996 for G&A incurred on behalf of the Partnership.

     The Partnership recognized a non-cash SFAS 121 impairment provision of $79,288 related to its oil and gas properties during the fourth quarter of 1997.

     Depletion was $130,421 in 1997 compared to $112,781 in 1996. This represented an increase of $17,640 or 16%. This increase was primarily attributable to a decline in oil reserves during 1997 as a result of lower commodity prices, offset by a decline in oil production of 4,668 barrels for 1997 as compared to 1996.

IMPACT OF INFLATION AND CHANGING PRICES ON SALES AND NET INCOME

     Inflation impacts the fixed overhead rate charges of the lease operating expenses for the Partnership. During 1998, the annual change in the index of average weekly earnings of crude petroleum and gas production workers issued by the U.S. Department of Labor, Bureau of Labor Statistics increased (effective April 1, 1998) 10.3%. The 1997 annual change in average weekly earnings increased by 2%. The 1996 index increased 4.1%. The impact of inflation for other lease operating expenses is small due to the current economic condition of the oil industry.

     The oil and gas industry experienced volatility during the past decade because of the fluctuation of the supply of most fossil fuels relative to the demand for such products and other uncertainties in the world energy markets causing significant fluctuations in oil and gas prices. During 1998, the price per barrel for oil production similar to the Partnership's ranged from approximately $9.50 to $15.50. During most of 1997 and 1996, the Partnership benefitted from higher oil prices as compared to previous years. However, during the fourth quarter of 1997, oil prices began a downward trend that has continued into March 1999. On March 8, 1999, the market price for West Texas intermediate crude was $11.00 per barrel. A continuation of the current commodity price environment will continue to have an adverse effect on the Partnership's revenues, operating cash flow and distributions and could result in additional decreases in the carrying value of the Partnership's oil and gas properties.
         1023

     Prices for natural gas are subject to ordinary seasonal fluctuations, and this volatility of natural gas prices may result in production being curtailed and, in some cases, wells being completely shut-in.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $251,807 during the year ended December 31, 1998 from the year ended December 31, 1997, primarily attributable to declines in oil and gas sales receipts, offset by decreases in production costs and G&A expenses paid.

  Net Cash Provided by (Used in) Investing Activities

     The Partnership's investing activities during 1998 and 1997 included expenditures related to equipment replacement on various oil and gas properties.

     Proceeds from disposition of assets of $800 from the salvage of equipment on one fully depleted well were received during 1997.

  Net Cash Used in Financing Activities

     Cash was sufficient in 1998 for distributions to the partners of $131,597 of which $1,316 was distributed to the managing general partner and $130,281 to the limited partners. In 1997, cash was sufficient for distributions to the partners of $361,567 of which $3,615 was distributed to the managing general partner and $357,952 to the limited partners.

     The current commodity price environment will continue to impact the distributions and could result in limited or no distributions to the partners.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     The assessment phase of the managing general partner's Year 2000 project is at varying stages of completion as it pertains to information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the assessment phase is approximately 86% complete, on a worldwide basis, and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

         1024

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     The managing general partner expects to complete the assessment phase of its Year 2000 project by the end of the first quarter of 1999 but is being delayed by limited responses received on inquiries made of third party businesses. To date, the managing general partner has distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 37% of those inquiries.

     The remedial phase of the managing general partner's Year 2000 project is also at varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the remedial phase is approximately 54% complete, on a worldwide basis, subject to the continuing results of the third party inquiry assessments and the testing phase. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and is currently testing this system for Year 2000 compliance. The remediation of non-information technology is expected to be completed during July 1999. The managing general partner's Year 2000 remedial actions have not significantly delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of the Artesia system upgrades by March 1999 and all other information technology systems and non-information technology remediation by the end of the third quarter of 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. The managing general partner intends to use its working capital to pay for the costs of the Year 2000 projects. As of December 31, 1998, the managing general partner's total costs incurred on the Year 2000 problem were $1.8 million, of which $200 thousand were incurred to replace non-compliant systems. The managing general partner will allocate a portion of the costs of the Year 2000 programming charges to the Partnership in accordance with the general and administration allocation. (See Note 2 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".)

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the assessment phase of the managing general partner's Year 2000 project, contingency plans are being designed to mitigate the exposures to mission-critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

         1025

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Financial Statements of Parker & Parsley 90-C Conv., L.P:
  Independent Auditors' Report -- Ernst & Young LLP.........    9
  Independent Auditors' Report -- KPMG LLP..................   10
  Balance Sheets as of December 31, 1998 and 1997...........   11
  Statements of Operations for the Years Ended December 31,
     1998, 1997 and 1996....................................   12
  Statements of Partners' Capital for the Years Ended
     December 31, 1998, 1997 and 1996.......................   13
  Statements of Cash Flows for the Years Ended December 31,
     1998, 1997 and 1996....................................   14
  Notes to Financial Statements.............................   15

         1026

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 90-C Conv., L.P.
(A Delaware Limited Partnership):

     We have audited the balance sheet of Parker & Parsley 90-C Conv., L.P. as of December 31, 1998, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 90-C Conv., L.P. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

Dallas, Texas
March 15, 1999

         1027

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 90-C Conv., L.P.
(A Delaware Limited Partnership):

     We have audited the financial statements of Parker & Parsley 90-C Conv., L.P. as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 90-C Conv., L.P. as of December 31, 1997, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Midland, Texas
March 20, 1998

         1028

                       PARKER & PARSLEY 90-C CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                  DECEMBER 31

                                     ASSETS

                                                                 1998          1997
                                                              -----------   -----------
Current assets:
  Cash......................................................  $    66,221   $    87,423
  Accounts receivable -- oil and gas sales..................       41,400        69,891
                                                              -----------   -----------
          Total current assets..............................      107,621       157,314
                                                              -----------   -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    5,765,217     5,751,870
Accumulated depletion.......................................   (4,861,804)   (4,497,380)
                                                              -----------   -----------
     Net oil and gas properties.............................      903,413     1,254,490
                                                              -----------   -----------
                                                              $ 1,011,034   $ 1,411,804
                                                              ===========   ===========

                           LIABILITIES AND PARTNERS' CAPITAL

Current Liabilities:
  Accounts payable -- affiliate.............................  $    13,398   $    23,946
Partners' capital:
  Managing general partner..................................        9,946        13,848
  Limited partners (7,531 interests)........................      987,690     1,374,010
                                                              -----------   -----------
                                                                  997,636     1,387,858
                                                              -----------   -----------
                                                              $ 1,011,034   $ 1,411,804
                                                              ===========   ===========

   The accompanying notes are an integral part of these financial statements.

         1029

                       PARKER & PARSLEY 90-C CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31

                                                                1998        1997       1996
                                                              ---------   --------   --------
Revenues:
  Oil and gas...............................................  $ 430,499   $661,475   $837,849
  Interest..................................................      4,747      5,942      5,274
  Gain (loss) on disposition of assets......................         --        800     (6,508)
                                                              ---------   --------   --------
                                                                435,246    668,217    836,615
                                                              ---------   --------   --------
Costs and expenses:
  Oil and gas production....................................    314,363    331,332    337,193
  General and administrative................................     15,084     21,436     27,292
  Impairment of oil and gas properties......................    185,784     79,288         --
  Depletion.................................................    178,640    130,421    112,781
                                                              ---------   --------   --------
                                                                693,871    562,477    477,266
                                                              ---------   --------   --------
Net income (loss)...........................................  $(258,625)  $105,740   $359,349
                                                              =========   ========   ========
Allocation of net income (loss):
  Managing general partner..................................  $  (2,586)  $  1,057   $  3,593
                                                              =========   ========   ========
  Limited partners..........................................  $(256,039)  $104,683   $355,756
                                                              =========   ========   ========
Net income (loss) per limited partnership interest..........  $  (34.00)  $  13.90   $  47.24
                                                              =========   ========   ========

   The accompanying notes are an integral part of these financial statements.

         1030

                       PARKER & PARSLEY 90-C CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                        STATEMENTS OF PARTNERS' CAPITAL

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Partners' capital at January 1, 1996.......................  $16,767    $1,662,989   $1,679,756
  Distributions............................................   (3,954)     (391,466)    (395,420)
  Net income...............................................    3,593       355,756      359,349
                                                             -------    ----------   ----------
Partners' capital at December 31, 1996.....................   16,406     1,627,279    1,643,685
  Distributions............................................   (3,615)     (357,952)    (361,567)
  Net income...............................................    1,057       104,683      105,740
                                                             -------    ----------   ----------
Partners' capital at December 31, 1997.....................   13,848     1,374,010    1,387,858
  Distributions............................................   (1,316)     (130,281)    (131,597)
  Net loss.................................................   (2,586)     (256,039)    (258,625)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1998.....................  $ 9,946    $  987,690   $  997,636
                                                             =======    ==========   ==========

   The accompanying notes are an integral part of these financial statements.

         1031

                       PARKER & PARSLEY 90-C CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998        1997        1996
                                                            ---------   ---------   ---------
Cash flows from operating activities:
  Net income (loss).......................................  $(258,625)  $ 105,740   $ 359,349
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Impairment of oil and gas properties.................    185,784      79,288          --
     Depletion............................................    178,640     130,421     112,781
     (Gain) loss on disposition of assets.................         --        (800)      6,508
  Changes in assets and liabilities:
     Accounts receivable..................................     28,491      54,396     (54,851)
     Accounts payable.....................................    (10,548)      6,504     (31,693)
                                                            ---------   ---------   ---------
          Net cash provided by operating activities.......    123,742     375,549     392,094
                                                            ---------   ---------   ---------
Cash flows from investing activities:
  Additions to oil and gas properties.....................    (13,347)     (6,923)     (3,869)
  Proceeds from disposition of assets.....................         --         800       4,608
                                                            ---------   ---------   ---------
          Net cash provided by (used in) investing
            activities....................................    (13,347)     (6,123)        739
                                                            ---------   ---------   ---------
Cash flows from financing activities:
  Cash distributions to partners..........................   (131,597)   (361,567)   (395,420)
                                                            ---------   ---------   ---------
Net increase (decrease) in cash...........................    (21,202)      7,859      (2,587)
Cash at beginning of year.................................     87,423      79,564      82,151
                                                            ---------   ---------   ---------
Cash at end of year.......................................  $  66,221   $  87,423   $  79,564
                                                            =========   =========   =========

   The accompanying notes are an integral part of these financial statements.

         1032

                       PARKER & PARSLEY 90-C CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 90-C Conv., L.P. (the "Partnership") is a general partnership organized in 1990 under the laws of the State of Texas. The Partnership converted to a Delaware limited partnership on August 1, 1991. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Oil and gas properties -- The Partnership utilizes the successful efforts method of accounting for its oil and gas properties and equipment. Under this method, all costs associated with productive wells and nonproductive development wells are capitalized while nonproductive exploration costs are expensed. Capitalized costs relating to proved properties are depleted using the unit-of-production method on a property-by-property basis based on proved oil (dominant mineral) reserves as determined by the engineering staff of Pioneer USA, the Partnership's managing general partner, and reviewed by independent petroleum consultants. The carrying amounts of properties sold or otherwise disposed of and the related allowances for depletion are eliminated from the accounts and any gain or loss is included in operations.

     Impairment of long-lived assets -- In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the Partnership reviews its long-lived assets to be held and used on an individual property basis, including oil and gas properties accounted for under the successful efforts method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows is less than the carrying amount of the assets. In this circumstance, the Partnership recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

     Use of estimates in the preparation of financial statements -- Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Net income (loss) per limited partnership interest -- The net income (loss) per limited partnership interest is calculated by using the number of outstanding limited partnership interests.

         1033
                       PARKER & PARSLEY 90-C CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Income taxes -- A Federal income tax provision has not been included in the financial statements as the income of the Partnership is included in the individual Federal income tax returns of the respective partners.

     Statements of cash flows -- For purposes of reporting cash flows, cash includes depository accounts held by banks.

     General and administrative expenses -- General and administrative expenses are allocated in part to the Partnership by the managing general partner or its affiliates. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     Reclassifications -- Certain reclassifications may have been made to the 1997 and 1996 financial statements to conform to the 1998 financial statement presentations.

     Environmental -- The Partnership is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Partnership to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of cash payments for the liability or component are fixed or reliably determinable. No such liabilities have been accrued as of December 31, 1998.

     Revenue recognition -- The Partnership uses the entitlements method of accounting for crude oil and natural gas revenues.

     Reporting comprehensive income -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") establishes standards for the reporting and display of comprehensive income (loss) and its components in a full set of general purpose financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Partnership has no items of other comprehensive income (loss), as defined by SFAS No. 130. Consequently, the provisions of SFAS No. 130 do not apply to the Partnership.

NOTE 3. IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS 121, the Partnership reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of the carrying value of the Partnership's oil and gas properties. Based upon a decline in the Partnership's outlook for future commodity prices, the Partnership has estimated the expected future cash flows of its oil and gas properties as of December 31, 1998, 1997 and 1996, and compared such estimated future cash flows to the respective carrying amount of the oil and gas properties to determine if the carrying amounts were likely to be recoverable. For those proved oil and gas properties for which the carrying amount exceeded the estimated future cash flows, an impairment was determined to exist; therefore, the Partnership adjusted the carrying amount of those oil and gas properties to their fair value as determined by discounting their expected future cash flows at a discount rate commensurate with the risks involved in the industry. As a result, the Partnership recognized non-cash impairment provisions of $185,784 and $79,288 related to its proved oil and gas properties during 1998 and 1997, respectively.
         1034
                       PARKER & PARSLEY 90-C CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. INCOME TAXES

     The financial statement basis of the Partnership's net assets and liabilities was $64,114 greater than the tax basis at December 31, 1998.

     The following is a reconciliation of net income (loss) per statements of operations with the net income (loss) per Federal income tax returns for the years ended December 31:

                                                       1998        1997       1996
                                                     ---------   --------   ---------
Net income (loss) per statements of operations.....  $(258,625)  $105,740   $ 359,349
Depletion and depreciation provisions for tax
  reporting purposes (greater than) less than
  amounts for financial reporting purposes.........     50,997    (98,399)   (121,400)
Impairment of oil and gas properties for financial
  reporting purposes...............................    185,784     79,288          --
Other..............................................      1,870     (2,081)      6,706
                                                     ---------   --------   ---------
          Net income (loss) per Federal income tax
            returns................................  $ (19,974)  $ 84,548   $ 244,655
                                                     =========   ========   =========

NOTE 5. OIL AND GAS PRODUCING ACTIVITIES

     The following is a summary of the costs incurred, whether capitalized or expensed, related to the Partnership's oil and gas producing activities for the years ended December 31:

                                                             1998      1997     1996
                                                            -------   ------   ------
Development costs.........................................  $13,347   $6,123   $3,704
                                                            =======   ======   ======

     Capitalized oil and gas properties consist of the following:

                                                                1998          1997
                                                             -----------   -----------
Proved properties:
  Property acquisition costs...............................  $   226,701   $   226,701
  Completed wells and equipment............................    5,538,516     5,525,169
                                                             -----------   -----------
                                                               5,765,217     5,751,870
Accumulated depletion......................................   (4,861,804)   (4,497,380)
                                                             -----------   -----------
          Net capitalized costs............................  $   903,413   $ 1,254,490
                                                             ===========   ===========

NOTE 6. RELATED PARTY TRANSACTIONS

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $124,074   $128,942   $120,014
Reimbursement of general and administrative
  expenses...........................................  $ 12,838   $ 17,703   $ 24,441

     The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Pioneer USA, P&P Employees 90-C Conv., L.P. ("EMPL") (the "Entities"), Parker & Parsley 90-C, L.P. and the Partnership (the "Partnerships") are

         1035
                       PARKER & PARSLEY 90-C CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

parties to the Program agreement. EMPL is a limited partnership organized for the benefit of certain employees of Pioneer USA.

     The costs and revenues of the Program are allocated to the Entities and the Partnerships as follows:

                                                             ENTITIES(1)   PARTNERSHIPS(2)
                                                             -----------   ---------------
Revenues:
  Proceeds from disposition of depreciable and depletable
     properties --
     First three years.....................................   14.141414%      85.858586%
     After first three years...............................   19.191919%      80.808081%
  All other revenues --
     First three years.....................................   14.141414%      85.858586%
     After first three years...............................   19.191919%      80.808081%
Costs and expenses:
  Lease acquisition costs, drilling and completion costs
     and all other costs...................................    9.090909%      90.909091%
  Operating costs, reporting and legal expenses and general
     and administrative expenses --
     First three years.....................................   14.141414%      85.858586%
     After first three years...............................   19.191919%      80.808081%

---------------

(1) Excludes Pioneer USA's 1% general partner ownership which is allocated at the Partnership level and 30 limited partner interests owned by Pioneer USA.

(2) The allocation between the Partnership and Parker & Parsley 90-C, L.P. is 38.349119% and 61.650881%, respectively.

NOTE 7. OIL AND GAS INFORMATION (UNAUDITED)

     The following table represents information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities during the years then ended. Due to a change in the accounting policy of the managing general partner in 1997, the Partnership began accounting for processed natural gas production in two components: processed natural gas liquids ("NGLs") and dry residue gas. NGLs are reflected in "Oil and NGLs" in the table below. All of the Partnership's reserves are proved developed and located within the United States. The Partnership's reserves are based on an evaluation prepared by the engineering staff of Pioneer USA and reviewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant, using criteria established by

         1036
                       PARKER & PARSLEY 90-C CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

the Securities and Exchange Commission. Reserve value information is available to limited partners pursuant to the Partnership agreement and, therefore, is not presented.

                                                              OIL AND NGLS      GAS
                                                                 (BBLS)        (MCF)
                                                              ------------   ---------
Net proved reserves at January 1, 1996......................     386,827       964,462
Revisions...................................................      95,644       258,581
Sale of reserves............................................        (126)      (18,702)
Production..................................................     (30,485)      (64,557)
                                                                --------     ---------
Net proved reserves at December 31, 1996....................     451,860     1,139,784
Revisions...................................................       2,219      (662,760)
Production..................................................     (29,478)      (50,304)
                                                                --------     ---------
Net proved reserves at December 31, 1997....................     424,601       426,720
Revisions...................................................    (204,124)     (171,338)
Production..................................................     (33,187)      (30,348)
                                                                --------     ---------
Net proved reserves at December 31, 1998....................     187,290       225,034
                                                                ========     =========

     As of December 31, 1998, the estimated present value of future net revenues of proved reserves, calculated using December 31, 1998 prices of $10.61 per barrel of oil, $5.48 per barrel of NGLs and $1.41 per mcf of gas, discounted at 10% was approximately $301,000 and undiscounted was $417,000.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves. The Partnership emphasizes that reserve estimates are inherently imprecise and, accordingly, the estimates are expected to change as future information becomes available.

NOTE 8. MAJOR CUSTOMERS

     The following table reflects the major customers of the Partnership's oil and gas sales (a major customer is defined as a customer whose sales exceed 10% of total sales) during the years ended December 31:

                                                              1998   1997   1996
                                                              ----   ----   ----
Genesis Crude Oil, L.P......................................  69%    69%    73%
Western Gas Resources, Inc..................................  13%    12%     8%

     At December 31, 1998, the amounts receivable from Genesis Crude Oil, L.P. and Western Gas Resources, Inc. were $18,361 and $8,629, respectively, which are included in the caption "Accounts receivable -- oil and gas sales" in the accompanying Balance Sheet.

     The Partnership's share of oil and gas production is sold to various purchasers. Pioneer USA is of the opinion that the loss of any one purchaser would not have an adverse effect on the ability of the Partnership to sell its oil and gas production.

NOTE 9. ORGANIZATION AND OPERATIONS

     The Partnership was organized December 28, 1990 as a general partnership under the Texas Uniform General Partnership Act for the purpose of acquiring and developing oil and gas properties. The

         1037
                       PARKER & PARSLEY 90-C CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

Partnership converted to a Delaware limited partnership on August 1, 1991. The managing general partner received an opinion of legal counsel to the effect that such conversion will not result in material adverse tax consequences to the Partnership. The following is a brief summary of the more significant provisions of the limited partnership agreement:

          Managing general partner -- The managing general partner of the Partnership is Pioneer USA. Pioneer USA has the power and authority to manage, control and administer all Program and Partnership affairs. As managing general partner and operator of the Partnership's properties, all production expenses are incurred by Pioneer USA and billed to the Partnership and a portion of revenue is initially received by Pioneer USA prior to being paid to the Partnership. Under the Partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues.

          Limited partner liability -- The maximum amount of liability of any limited partner is the total contributions of such partner plus his share of any undistributed profits.

          Initial capital contributions -- The partners entered into subscription agreements for aggregate capital contributions of $7,531,000. Pioneer USA is required to contribute amounts equal to 1% of initial Partnership capital less commission and organization and offering costs allocated to the limited partners and to contribute amounts necessary to pay costs and expenses allocated to it under the Partnership agreement to the extent its share of revenues does not cover such costs.

         1038

ITEM 9.CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP

     The Partnership does not have any officers or directors. Under the limited partnership agreement, the Partnership's managing general partner, Pioneer USA, is granted the exclusive right and full authority to manage, control and administer the Partnership's business.

     Set forth below are the names, ages and positions of the directors and executive officers of Pioneer USA. Directors of Pioneer USA are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

                                       AGE AT
                                    DECEMBER 31,
NAME                                    1998                        POSITION
----                                ------------                    --------
Scott D. Sheffield................       46        President and Director
Timothy L. Dove...................       42        Executive Vice President and Director
Dennis E. Fagerstone..............       49        Executive Vice President and Director
Mark L. Withrow...................       51        Executive Vice President, General Counsel
                                                   and Director
M. Garrett Smith..................       37        Executive Vice President, Chief Financial
                                                   Officer and Director
Mel Fischer(a)....................       64        Executive Vice President
Lon C. Kile.......................       43        Executive Vice President
Rich Dealy........................       32        Vice President and Chief Accounting Officer

---------------

(a) Mr. Fischer was a director and officer until his retirement from Pioneer and Pioneer USA on February 19, 1999.

     Scott D. Sheffield. Mr. Sheffield is a distinguished graduate of The University of Texas with a B.S. in Petroleum Engineering. Since August 1997, he has served as President, Chief Executive Officer and a director of Pioneer and President and a director of Pioneer USA. Mr. Sheffield was the President and a director of Parker & Parsley from May 1990 until August 1997 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley from October 1990 until August 1997. He was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. He served as Vice President -- Engineering of PPDC from September 1981 until April 1985 when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove became Executive Vice President -- Business Development of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Prior to joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp. in various capacities in international exploration and production, marketing, refining and marketing and planning and development. Mr. Dove earned a B.S. in Mechanical

         1039

Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. He served as Executive Vice President and Chief Operating Officer of Mesa from March 1, 1997 until August 1997. From October 1996 to February 1997, Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa and from May 1991 to October 1996, he served as Vice President -- Exploration and Production of Mesa. From June 1988 to May 1991, Mr. Fagerstone served as Vice President -- Operations of Mesa.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a B. S. in Accounting and Texas Tech University with a Juris Doctorate degree, became Executive Vice President, General Counsel and Secretary of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Withrow was Vice President -- General Counsel of Parker & Parsley from January 1991, when he joined Parker & Parsley, to January 1995, when he was appointed Senior Vice President -- General Counsel. He was Parker & Parsley's Secretary from August 1992 until August 1997. Prior to joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     M. Garrett Smith. Mr. Smith, a graduate of The University of Texas with a B.S. in Electrical Engineering and Southern Methodist University with an M.B.A., was appointed Executive Vice President and Chief Financial Officer of Pioneer in December 1997. He served as Senior Vice President -- Finance of Pioneer from August 1997 until December 1997. Mr. Smith was elected Senior Vice President -- Finance and a director of Pioneer USA in August 1997. He served as Vice President -- Corporate Acquisitions of Mesa from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of Mesa and from 1994 to 1996 he served as Director of Financial Planning of Mesa. Mr. Smith was employed by BTC Partners, Inc. (a former financial advisor to Mesa) from 1989 to 1994.

     Mel Fischer. Mr. Fischer, a graduate of the University of California at Berkeley with a Masters degree in Geology, became Executive Vice
President -- Worldwide Exploration of Pioneer and Pioneer USA in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997 and was Executive Vice President -- Worldwide Exploration for Parker & Parsley from February 1997 to August 1997. Mr. Fischer retired from Pioneer and Pioneer USA effective February 15, 1999. He worked in the petroleum industry for 32 years, starting as a Petroleum Geologist with Texaco in 1962, and retiring as President, Occidental International Exploration and Production Company in March 1994. For the 10 years prior to becoming President of Occidental International, he served as Executive Vice President, World Wide Exploration with Occidental Oil and Gas Corporation. He is a registered geologist in the State of California, a member of the American Association of Petroleum Geologists and an emeritus member of the Board of Advisors for the Earth Sciences Research Institute at the University of Utah.

     Lon C. Kile. Mr. Kile, a graduate of Oklahoma State University with a B.B.A. in Accounting, became Executive Vice President of Pioneer and Pioneer USA in August 1997. Mr. Kile was Senior Vice President -- Investor Relations from October 1996 to August 1997. Previously, he served as Vice President and Manager of the Mid-Continent Division, Vice President -- Equity Finance & Analysis and Vice President -- Marketing & Program Administration. Prior to joining Parker & Parsley in 1985, he was employed as Supervisor -- Senior, Audit, in charge of Parker & Parsley's audit, with Arthur Young.

     Rich Dealy. Mr. Dealy is a graduate of Eastern New Mexico University with a B.B.A. in Accounting and Finance and is a Certified Public Accountant. He became Vice President and Chief Accounting Officer of Pioneer and Pioneer USA in February 1998. Mr. Dealy served as Controller of Pioneer USA from August 1997 to February 1998. He served as Controller of Parker & Parsley from August 1995 to August 1997. Mr. Dealy joined Parker & Parsley as an Accounting Manager in July, 1992. He was previously employed with KPMG Peat Marwick as an Audit Senior, in charge of Parker & Parsley's audit.

         1040

ITEM 11. EXECUTIVE COMPENSATION

     The Partnership does not have any directors or officers. Management of the Partnership is vested in Pioneer USA, the managing general partner. The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Under the Program agreement, Pioneer USA and P&P Employees 90-C Conv., L.P. ("EMPL") pay approximately 10% of the Partnership's acquisition, drilling and completion costs and approximately 15% during the first three years and approximately 20% after three years of its operating and general and administrative expenses. In return, they are allocated approximately 15% during the first three years and approximately 20% after three years of the Partnership's revenues. See Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" for information regarding fees and reimbursements paid to the managing general partner or its affiliates by the Partnership.

     Pioneer USA's current executive officers and other employees are general partners of EMPL which serves as a co-general partner of the Program. Under this arrangement, EMPL pays approximately 2.5% of the Partnership's acquisition, drilling and completion costs and approximately 3.75% during the first three years and approximately 5% after three years of its operating and general and administrative expenses. In return, EMPL is allocated approximately 3.75% during the first three years and approximately 5% after three years of the Partnership's revenues. EMPL does not receive any fees or reimbursements from the Partnership.

     The Partnership does not directly pay any salaries of the executive officers of Pioneer USA, but does pay a portion of Pioneer USA's general and administrative expenses of which these salaries are a part. See Note 6 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  (a) Beneficial owners of more than five percent

     The Partnership is not aware of any person who beneficially owns 5% or more of the outstanding limited partnership interests of the Partnership. Pioneer USA owned 30 limited partner interests at January 1, 1999.

  (b) Security ownership of management

     The Partnership does not have any officers or directors. The managing general partner of the Partnership, Pioneer USA, has the exclusive right and full authority to manage, control and administer the Partnership's business. Under the limited partnership agreement, limited partners holding a majority of the outstanding limited partnership interests have the right to take certain actions, including the removal of the managing general partner or any other general partner. The Partnership is not aware of any current arrangement or activity which may lead to such removal. The Partnership is not aware of any officer or director of Pioneer USA who beneficially owns limited partnership interests in the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Transactions with the managing general partner or its affiliates

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $124,074   $128,942   $120,014
Reimbursement of general and administrative
  expenses...........................................  $ 12,838   $ 17,703   $ 24,441

         1041

     Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues. Also, see Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data", regarding the Partnership's participation with the managing general partner in oil and gas activities of the Program.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

  (a) 1. Financial statements

     The following are filed as part of this annual report:

          Independent Auditors' Report -- Ernst & Young LLP

          Independent Auditors' Report -- KPMG LLP

          Balance sheets as of December 31, 1998 and 1997

          Statements of operations for the years ended December 31, 1998, 1997 and 1996

          Statements of partners' capital for the years ended December 31, 1998, 1997 and 1996

          Statements of cash flows for the years ended December 31, 1998, 1997 and 1996

          Notes to financial statements

   2. Financial statement schedules

     All financial statement schedules have been omitted since the required information is in the financial statements or notes thereto, or is not applicable nor required.

  (b) Reports on Form 8-K

     None.

  (c) Exhibits

     The exhibits listed on the accompanying index to exhibits are filed or incorporated by reference as part of this annual report.

         1042

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PARKER & PARSLEY 90-C CONV., L.P.

                                            By: Pioneer Natural Resources USA,
                                                Inc.
                                                Managing General Partner

                                            By:   /s/ SCOTT D. SHEFFIELD
                                              ----------------------------------
                                                     Scott D. Sheffield,
                                                          President

Dated: March 26, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


               /s/ SCOTT D. SHEFFIELD                  President and Director of        March 26, 1999
-----------------------------------------------------    Pioneer USA
                 Scott D. Sheffield

                 /s/ TIMOTHY L. DOVE                   Executive Vice President and     March 26, 1999
-----------------------------------------------------    Director of Pioneer USA
                   Timothy L. Dove

              /s/ DENNIS E. FAGERSTONE                 Executive Vice President and     March 26, 1999
-----------------------------------------------------    Director of Pioneer USA
                Dennis E. Fagerstone

                 /s/ MARK L. WITHROW                   Executive Vice President,        March 26, 1999
-----------------------------------------------------    General Counsel and Director
                   Mark L. Withrow                       of Pioneer USA

                /s/ M. GARRETT SMITH                   Executive Vice President, Chief  March 26, 1999
-----------------------------------------------------    Financial Officer and
                  M. Garrett Smith                       Director of Pioneer USA

                   /s/ LON C. KILE                     Executive Vice President of      March 26, 1999
-----------------------------------------------------    Pioneer USA
                     Lon C. Kile

                   /s/ RICH DEALY                      Vice President and Chief         March 26, 1999
-----------------------------------------------------    Accounting Officer of Pioneer
                     Rich Dealy                          USA

         1043

                       PARKER & PARSLEY 90-C CONV., L.P.

                               INDEX TO EXHIBITS

     The following documents are incorporated by reference in response to Item 14(c):

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------
          3(a)           -- Form of Agreement of Limited Partnership of Parker &
                            Parsley 90-C Conv., L.P. incorporated by reference to
                            Exhibit A of the Post-Effective Amendment No. 1 of the
                            Partnership's Registration Statement on Form S-1
                            (Registration No. 33-26097)
          4(b)           -- Form of Limited Partner Subscription Agreement
                            incorporated by reference to Exhibit C of the
                            Post-Effective Amendment No. 1 of the Partnership's
                            Registration Statement on Form S-1 (Registration No.
                            33-26097)
          4(b)           -- Form of General Partner Subscription Agreement
                            incorporated by reference to Exhibit D of the
                            Post-Effective Amendment No. 1 of the Partnership's
                            Registration Statement on Form S-1 (Registration No.
                            33-26097)
          4(b)           -- Power of Attorney incorporated by reference to Exhibit B of Amendment No. 1 of the Partnership's Registration
                            Statement on Form S-1 (Registration No. 33-26097)
          4(c)           -- Specimen Certificate of Limited Partnership Interest
                            incorporated by reference to Exhibit 4c of the
                            Partnership's Registration Statement on Form S-1
                            (Registration No. 33-26097)
         10(b)           -- Form of Development Drilling Program Agreement
                            incorporated by reference to Exhibit B of the
                            Post-Effective Amendment No. 1 of the Partnership's
                            Registration Statement on Form S-1 (Registration No.
                            33-26097)
         27.1*           -- Financial Data Schedule

---------------

* Filed herewith
         1044

                       PARKER & PARSLEY 90-C CONV., L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)
                        DECEMBER 31, 1998, 1997 AND 1996

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

     The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing discounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rates to the difference.

     Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider probable reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                              ---------------------------------
                                                                1998        1997        1996
                                                              ---------   ---------   ---------
                                                                       (IN THOUSANDS)
Oil and gas producing activities:
  Future cash inflows.......................................   $ 2,041     $ 7,715     $15,628
  Future production costs...................................    (1,624)     (4,688)     (7,998)
  Future development costs..................................        --          --         107
                                                               -------     -------     -------
                                                                   417       3,027       7,737
  10% annual discount factor................................      (116)     (1,359)     (3,986)
                                                               -------     -------     -------
  Standardized measure of discounted future net cash
     flows..................................................   $   301     $ 1,668     $ 3,751
                                                               =======     =======     =======

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               1998      1997      1996
                                                              -------   -------   ------
                                                                    (IN THOUSANDS)
Oil and Gas Producing Activities:
  Oil and gas sales, net of production costs................  $  (116)  $  (330)  $ (500)
  Net changes in prices and production costs................   (1,115)   (1,741)   1,508
  Extensions and discoveries................................       --        --       --
  Sales of minerals-in-place................................       --        --      (10)
  Purchases of minerals-in-place............................       --        --       --
  Revisions of estimated future development costs...........       --       (59)     (50)
  Revisions of previous quantity estimates and reserves
     added by development drilling..........................     (238)     (320)     893
  Accretion of discount.....................................      167       375      213
  Changes in production rates, timing and other.............      (65)       (8)    (439)
                                                              -------   -------   ------
  Change in present value of future net revenues............   (1,367)   (2,083)   1,615
                                                              -------   -------   ------
  Balance, beginning of year................................    1,668     3,751    2,136
                                                              -------   -------   ------
  Balance, end of year......................................  $   301   $ 1,668   $3,751
                                                              =======   =======   ======

         1045

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                            SUPPLEMENTAL INFORMATION

                                       OF

          PARKER & PARSLEY 90-C, L.P., A DELAWARE LIMITED PARTNERSHIP

                                       TO

            PROXY STATEMENT DATED                             , 1999

                             ----------------------

           THE DATE OF THIS SUPPLEMENT IS                      , 1999

                             ----------------------

     This document contains important information specific to Parker & Parsley
90-C, L.P. and supplements the proxy statement dated             , 1999, of
Pioneer Natural Resources USA, Inc., by which Pioneer USA is soliciting proxies to be voted at a special meeting of limited partners of the partnerships described in the proxy statement. The purpose of the special meeting is for you to vote upon the merger of Parker & Parsley 90-C, L.P. with and into Pioneer USA that, if completed, will result in your receiving cash for your partnership interests.

     This supplement contains the following information concerning Parker & Parsley 90-C, L.P.:

     - A table containing:

      -- the aggregate initial investment by the limited partners

      -- the aggregate historical limited partner distributions through June 30,
         1999

      -- the merger value per $1,000 limited partner investment as of June 30,
         1999

      -- the merger value per $1,000 limited partner investment as a multiple of distributions for the 12 months ended June 30, 1999

      -- the book value per $1,000 limited partner investment as of June 30, 1999 and as of December 31, 1998 and

      -- the ordinary tax loss per $1,000 limited partner investment in year of initial investment

     - Quarterly Report on Form 10-Q for the six months ended June 30, 1999

     - Annual Report on Form 10-K for the year ended December 31, 1998

     - Disclosures about the partnership's oil and gas producing activities
         1046

                          PARKER & PARSLEY 90-C, L.P.

                         SUPPLEMENTAL INFORMATION TABLE

Aggregate Initial Investment by the Limited Partners(a).....  $12,107
Aggregate Historical Limited Partner Distributions through
  June 30, 1999(a)..........................................  $ 6,519
Merger Value per $1,000 Limited Partner Investment as of
  June 30, 1999(b)..........................................  $126.92
Merger Value per $1,000 Limited Partner Investment as a
  Multiple of Distributions for the 12 Months ended June 30,
  1999(b)...................................................    18.13times
Book Value per $1,000 Limited Partner Investment:
  -- as of June 30, 1999(b).................................  $127.01
  -- as of December 31, 1998(b).............................  $130.35
Ordinary Tax Loss per $1,000 Limited Partner Investment in
  Year of Initial Investment(b), (c)........................  $   451

---------------

(a)  Stated in thousands.

(b) Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

(c) Your ability to use your distributive share of the partnership's loss to offset your other income may have been subject to certain limitations at your level as a partner, and you may therefore wish to consult your tax advisor to determine the additional value, if any, actually realized by you in your particular circumstances.
         1047

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                        COMMISSION FILE NO. 33-26097-09

                          PARKER & PARSLEY 90-C, L.P.
             (Exact name of Registrant as specified in its charter)

                  DELAWARE                                       75-2347262
       (State or other jurisdiction of                        (I.R.S. Employer
       incorporation or organization)                      Identification Number)

  303 WEST WALL, SUITE 101, MIDLAND, TEXAS                          79701
  (Address of principal executive offices)                       (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         1048

                          PARKER & PARSLEY 90-C, L.P.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
                   PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS
     Balance Sheets as of June 30, 1999 and December 31,
      1998..................................................     3
     Statements of Operations for the three and six months
      ended June 30, 1999 and 1998..........................     4
     Statement of Partners' Capital for the six months ended
      June 30, 1999.........................................     5
     Statements of Cash Flows for the six months ended June
      30, 1999 and 1998.....................................     6
     Notes to Financial Statements..........................     7

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
        CONDITION AND RESULTS OF OPERATIONS.................     8

                    PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K....................    11
     27.1 Financial Data Schedule
     Signatures.............................................    12

         1049

                         PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                          PARKER & PARSLEY 90-C, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                     ASSETS

                                                               JUNE 30,     DECEMBER 31,
                                                                 1999           1998
                                                              -----------   ------------
                                                              (UNAUDITED)
Current assets:
  Cash......................................................  $   117,575   $    99,482
  Accounts receivable -- oil and gas sales..................       98,852        66,369
                                                              -----------   -----------
          Total current assets..............................      216,427       165,851
                                                              -----------   -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    9,281,520     9,268,288
Accumulated depletion.......................................   (7,907,802)   (7,817,025)
                                                              -----------   -----------
          Net oil and gas properties........................    1,373,718     1,451,263
                                                              -----------   -----------
                                                              $ 1,590,145   $ 1,617,114
                                                              ===========   ===========
                           LIABILITIES AND PARTNERS' CAPITAL
Current liabilities:
  Accounts payable -- affiliate.............................  $    36,928   $    23,084
Partners' capital:
  Managing general partner..................................       15,482        15,890
  Limited partners (12,107 interests).......................    1,537,735     1,578,140
                                                              -----------   -----------
                                                                1,553,217     1,594,030
                                                              -----------   -----------
                                                              $ 1,590,145   $ 1,617,114
                                                              ===========   ===========

  The financial information included as of June 30, 1999 has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

         1050

                          PARKER & PARSLEY 90-C, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                   THREE MONTHS ENDED       SIX MONTHS ENDED
                                                        JUNE 30,                JUNE 30,
                                                  --------------------    --------------------
                                                    1999        1998        1999        1998
                                                  --------    --------    --------    --------
Revenues:
  Oil and gas...................................  $172,712    $174,479    $319,242    $367,337
  Interest......................................     1,178       1,756       2,241       3,744
                                                  --------    --------    --------    --------
                                                   173,890     176,235     321,483     371,081
                                                  --------    --------    --------    --------
Costs and expenses:
  Oil and gas production........................   137,477     141,492     248,624     271,671
  General and administrative....................     5,701       5,738      11,247      12,145
  Depletion.....................................    26,863      43,222      90,777      88,083
                                                  --------    --------    --------    --------
                                                   170,041     190,452     350,648     371,899
                                                  --------    --------    --------    --------
  Net income (loss).............................  $  3,849    $(14,217)   $(29,165)   $   (818)
                                                  ========    ========    ========    ========
Allocation of net income (loss):
  Managing general partner......................  $     38    $   (142)   $   (292)   $     (8)
                                                  ========    ========    ========    ========
  Limited partners..............................  $  3,811    $(14,075)   $(28,873)   $   (810)
                                                  ========    ========    ========    ========
  Net income (loss) per limited partnership
     interest...................................  $    .32    $  (1.17)   $  (2.38)   $   (.07)
                                                  ========    ========    ========    ========
  Distributions per limited partnership
     interest...................................  $     --    $   3.59    $    .95    $  11.27
                                                  ========    ========    ========    ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

         1051

                          PARKER & PARSLEY 90-C, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         STATEMENT OF PARTNERS' CAPITAL
                                  (UNAUDITED)

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Balance at January 1, 1999.................................  $15,890    $1,578,140   $1,594,030
  Distributions............................................     (116)      (11,532)     (11,648)
  Net loss.................................................     (292)      (28,873)     (29,165)
                                                             -------    ----------   ----------
Balance at June 30, 1999...................................  $15,482    $1,537,735   $1,553,217
                                                             =======    ==========   ==========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

         1052

                          PARKER & PARSLEY 90-C, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                    JUNE 30,
                                                              --------------------
                                                                1999       1998
                                                              --------   ---------
Cash flows from operating activities:
  Net loss..................................................  $(29,165)  $    (818)
  Adjustments to reconcile net loss to net cash provided by
     operating activities:
     Depletion..............................................    90,777      88,083
  Changes in assets and liabilities:
     Accounts receivable....................................   (32,483)     38,650
     Accounts payable.......................................    13,844       3,733
                                                              --------   ---------
          Net cash provided by operating activities.........    42,973     129,648
                                                              --------   ---------
Cash flows from investing activities:
  Additions to oil and gas properties.......................   (13,232)    (11,124)
Cash flows used in financing activities:
  Cash distributions to partners............................   (11,648)   (137,809)
                                                              --------   ---------
Net increase (decrease) in cash.............................    18,093     (19,285)
Cash at beginning of period.................................    99,482     133,831
                                                              --------   ---------
Cash at end of period.......................................  $117,575   $ 114,546
                                                              ========   =========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

         1053

                          PARKER & PARSLEY 90-C, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 90-C, L.P. (the "Partnership") is a limited partnership organized in 1990 under the laws of the State of Delaware.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. BASIS OF PRESENTATION

     In the opinion of management, the unaudited financial statements of the Partnership as of June 30, 1999 and for the three and six months ended June 30, 1999 and 1998 include all adjustments and accruals consisting only of normal recurring accrual adjustments which are necessary for a fair presentation of the results for the interim period. These interim results are not necessarily indicative of results for a full year.

     Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in this Form 10-Q pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements should be read in conjunction with the financial statements and the notes thereto contained in the Partnership's Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, a copy of which is available upon request by writing to Rich Dealy, Vice President and Chief Accounting Officer, 5205 North O'Connor Boulevard, 1400 Williams Square West, Irving, Texas 75039-3746.

         1054

ITEM 2.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS(1)

RESULTS OF OPERATIONS

  Six months ended June 30, 1999 compared with six months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues decreased 13% to $319,242 from $367,337 for the six months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from lower average prices received and a decrease in production. For the six months ended June 30, 1999, 18,522 barrels of oil, 6,611 barrels of natural gas liquids ("NGLs") and 21,869 mcf of gas were sold, or 28,778 barrel of oil equivalents ("BOEs"). For the six months ended June 30, 1998, 20,218 barrels of oil, 6,010 barrels of NGLs and 23,433 mcf of gas were sold, or 30,134 BOEs.

     The average price received per barrel of oil decreased $1.01, or 7%, from $14.13 for the six months ended June 30, 1998 to $13.12 for the same period in 1999. The average price received per barrel of NGLs decreased 12% from $7.51 during the six months ended June 30, 1998 to $6.63 for the same period in 1999. The average price received per mcf of gas decreased 5% from $1.56 during the six months ended June 30, 1998 to $1.48 in 1999. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received during the six months ended June 30, 1999.

     The volatility of commodity prices has had, and continues to have, a significant impact on the Partnership's revenues and operating cash flow and could result in additional decreases to the carrying value of the Partnership's oil and gas properties.

     Costs and Expenses:

     Total costs and expenses decreased to $350,648 for the six months ended June 30, 1999 as compared to $371,899 for the same period in 1998, a decrease of $21,251, or 6%. This decrease was due to declines in production costs and general and administrative expenses ("G&A"), offset by an increase in depletion.

     Production costs were $248,624 for the six months ended June 30, 1999 and $271,671 for the same period in 1998, resulting in a $23,047 decrease, or 8%. This decrease was due to lower well maintenance costs and declines in production taxes and ad valorem taxes.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 7% from $12,145 for the six months ended June 30, 1998 to $11,247 for the same period in 1999.

     Depletion was $90,777 for the six months ended June 30, 1999 compared to $88,083 for the same period in 1998, an increase of $2,694, or 3%. This increase was the result of a combination of factors that included a decline in proved reserves during the period ended March 31, 1999 due to reserve revisions and lower commodity prices, offset by a reduction in the Partnership's net depletable basis from charges taken in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121") during the fourth quarter of 1998 and a reduction in oil production of 1,696 barrels for the six months ended June 30, 1999 compared to the same period in 1998.

  Three months ended June 30, 1999 compared with three months ended June 30,
  1998

     Revenues:

     The Partnership's oil and gas revenues decreased to $172,712 from $174,479 for the three months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from a decrease in production, offset by higher average prices received. For the three months ended June 30, 1999, 8,848 barrels of oil, 3,546 barrels of NGLs and 10,109 mcf of gas were sold, or 14,079 BOEs. For the three

         1055

months ended June 30, 1998, 9,861 barrels of oil, 3,082 barrels of NGLs and 10,841 mcf of gas were sold, or 14,750 BOEs.

     The average price received per barrel of oil increased $1.06, or 8%, from $13.44 for the three months ended June 30, 1998 to $14.50 for the same period in 1999. The average price received per barrel of NGLs increased slightly from $7.95 during the three months ended June 30, 1998 to $7.99 for the same period in 1999. The average price received per mcf of gas decreased slightly from $1.61 during the three months ended June 30, 1998 to $1.59 in 1999.

     Costs and Expenses:

     Total costs and expenses decreased to $170,041 for the three months ended June 30, 1999 as compared to $190,452 for the same period in 1998, a decrease of $20,411, or 11%. This decrease was due to declines in depletion, production costs and G&A.

     Production costs were $137,477 for the three months ended June 30, 1999 and $141,492 for the same period in 1998, resulting in a $4,015 decrease, or 3%. The decrease was due to lower well maintenance costs, ad valorem taxes and production taxes.

     During this period, G&A decreased slightly from $5,738 for the three months ended June 30, 1998 to $5,701 for the same period in 1999.

     Depletion was $26,863 for the three months ended June 30, 1999 compared to $43,222 for the same period in 1998. This represented a decrease in depletion of $16,359, or 38%. This decrease was primarily attributable to an increase in proved reserves during the period ended June 30, 1999 as a result of higher commodity prices, a reduction in oil production of 1,013 barrels for the three months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1998.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $86,675 during the six months ended June 30, 1999 from the same period ended June 30, 1998. This decrease was primarily due to a decline in oil and gas sales receipts, offset by declines in production costs and G&A expenses paid.

  Net Cash Used in Investing Activities

     The Partnership's principal investing activities during the six months ended June 30, 1999 and 1998 were for expenditures related to equipment replacement on various oil and gas properties.

  Net Cash Used in Financing Activities

     Cash was sufficient for the six months ended June 30, 1999 to cover distributions to the partners of $11,648 of which $116 was distributed to the managing general partner and $11,532 to the limited partners. For the same period ended June 30, 1998, cash was sufficient for distributions to the partners of $137,809 of which $1,378 was distributed to the managing general partner and $136,431 to the limited partners.

     From the third quarter of 1997 through the first quarter of 1999, there was a declining trend in oil and gas levels. During the first quarter of 1999, the Organization of Petroleum Exporting Countries and certain other crude oil exporting nations announced reductions in their planned export volumes. These announcements, together with early indications that the nations have initiated their planned reductions, have had some stabilizing effect on commodity prices during the latter part of the first quarter of 1999 and into August 1999. However, no assurances can be given that the stabilizing effect of these actions, or the planned reductions in export volumes, will be sustained for an extended period of time.

         1056

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright, or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     As of June 30, 1999, the managing general partner estimates that the assessment phase is approximately 99% complete and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     Through June 30, 1999, the managing general partner had distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 52% of the inquiries.

     The remedial phase of the managing general partner's Year 2000 project is in varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of June 30, 1999, the managing general partner estimates that the remedial phase is approximately 83% complete, on a worldwide basis, subject to continuing evaluations of the responses to third party inquiries and to the testing phase results. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and has completed the testing of the system for Year 2000 compliance. The remediation of non-information technology is expected to be completed by October 1999. The managing general partner's Year 2000 remedial actions have not delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of information technology systems by October 1999. The testing of the non-information technology remediation is scheduled to be completed by the end of November 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. As of June 30, 1999, the managing general partner's total costs

         1057

incurred on the Year 2000 problem were $2.3 million, of which approximately $200 thousand were incurred to replace non-compliant systems.

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the business continuity and contingency planning phase of the managing general partner's Year 2000 project, contingency plans were designed to mitigate the exposures to mission critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

---------------

(1) "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements.

                           PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

  (a) Exhibits

     27.1 Financial Data Schedule

  (b) Form 8-K -- none

         1058

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARKER & PARSLEY 90-C, L.P.

                                            By: Pioneer Natural Resources USA,
                                                Inc., Managing General Partner

                                            By:       /s/ RICH DEALY
                                              ----------------------------------
                                                Rich Dealy, Vice President and
                                                   Chief Accounting Officer

Dated: August 11, 1999

         1059

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-K

                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                        COMMISSION FILE NO. 33-26097-09

                          PARKER & PARSLEY 90-C, L.P.
             (Exact name of Registrant as specified in its charter)

                   DELAWARE                                      75-2347262
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

        Securities registered pursuant to Section 12(b) of the Act: NONE

          SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:
                LIMITED PARTNERSHIP INTERESTS ($1,000 PER UNIT)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

     No market currently exists for the limited partnership interests of the Registrant. Based on original purchase price the aggregate market value of limited partnership interests owned by non-affiliates of the Registrant is $12,080,000.

     As of March 8, 1999, the number of outstanding limited partnership interests was 12,107.

     The following documents are incorporated by reference into the indicated parts of this Annual Report on Form 10-K: NONE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         1060

     Parts I and II of this Report contain forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements. See "Item 1. Business" for a description of various factors that could materially affect the ability of the Partnership to achieve the anticipated results described in the forward looking statements.

                                     PART I

ITEM 1. BUSINESS

     Parker & Parsley 90-C, L.P. (the "Partnership") is a limited partnership organized in 1990 under the laws of the State of Delaware. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger. For a more complete description of the Parker & Parsley and Mesa merger, see Pioneer's Registration Statement on Form S-4 as filed with the Securities & Exchange Commission.

     A Registration Statement, as amended, filed pursuant to the Securities Act of 1933, registering limited partnership interests aggregating $70,000,000 in a series of Delaware limited partnerships formed under the Parker & Parsley 89-90 Development Drilling Program, was declared effective by the Securities and Exchange Commission on August 1, 1989. On December 28, 1990, the offering of limited partnership interests in the Partnership, the fifth partnership formed under such statement, was closed, with interests aggregating $12,107,000 being sold to 928 subscribers.

     The Partnership engages primarily in oil and gas development and production and is not involved in any industry segment other than oil and gas. See "Item 6. Selected Financial Data" and "Item 8. Financial Statements and Supplementary Data" of this report for a summary of the Partnership's operating information and identifiable assets.

     The principal markets during 1998 for the oil produced by the Partnership were refineries and oil transmission companies that have facilities near the Partnership's oil producing properties. The principal markets for the Partnership's gas were companies that have pipelines located near the Partnership's gas producing properties. Of the Partnership's total oil and gas revenues for 1998, approximately 69% and 13% were attributable to sales made to Genesis Crude Oil, L.P. and Western Gas Resources, Inc., respectively.

     The Partnership's revenues, profitability, cash flow and future rate of growth are highly dependent on the prevailing prices of oil and gas, which are affected by numerous factors beyond the Partnership's control. Oil and gas prices historically have been very volatile. A substantial or extended decline in the prices of oil or gas could have a material adverse effect on the Partnership's revenues, profitability and cash flow and could, under certain circumstances, result in a reduction in the carrying value of the Partnership's oil and gas properties.

     Because of the demand for oil and gas, the Partnership does not believe that the termination of the sales of its products to any one customer would have a material adverse impact on its operations. The loss of a particular customer for gas may have an effect if that particular customer has the only gas pipeline located in the areas of the Partnership's gas producing properties. The Partnership believes, however, that the effect would be temporary, until alternative arrangements could be made.

     Federal and state regulation of oil and gas operations generally includes the fixing of maximum prices for regulated categories of natural gas, the imposition of maximum allowable production rates, the taxation

         1061

of income and other items, and the protection of the environment. Although the Partnership believes that its business operations do not impair environmental quality and that its costs of complying with any applicable environmental regulations are not currently significant, the Partnership cannot predict what, if any, effect these environmental regulations may have on its current or future operations.

     The Partnership does not have any employees of its own. Pioneer USA employs 818 persons, many of whom dedicated a part of their time to the conduct of the Partnership's business during the period for which this report is filed. Pioneer USA is responsible for all management functions.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves.

     No material part of the Partnership's business is seasonal and the Partnership conducts no foreign operations.

ITEM 2. PROPERTIES

     The Partnership's properties consist primarily of leasehold interests in properties on which oil and gas are located. Such property interests are often subject to landowner royalties, overriding royalties and other oil and gas leasehold interests.

     Fractional working interests in developmental oil and gas prospects located primarily in the Spraberry Trend Area of West Texas were acquired by the Partnership, resulting in the Partnership's participation in the drilling of 44 oil and gas wells. One well was sold and one well was plugged and abandoned due to uneconomical operations. At December 31, 1998, the Partnership had 42 producing oil and gas wells.

     For information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities for the years then ended, see Note 7 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" below. Such reserves have been estimated by the engineering staff of Pioneer USA with a review by Williamson Petroleum Consultants, Inc., an independent petroleum consultant.

ITEM 3. LEGAL PROCEEDINGS

     The Partnership from time to time is a party to various legal proceedings incidental to its business involving claims in oil and gas leases or interests, other claims for damages in amounts not in excess of 10% of its current assets and other matters, none of which Pioneer believes to be material to the Partnership.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to a vote of security holders during the fourth quarter of 1998.

         1062

                                    PART II

ITEM 5. MARKET FOR PARTNERSHIP'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     At March 8, 1999, the Partnership had 12,107 outstanding limited partnership interests held of record by 890 subscribers. There is no established public trading market for the limited partnership interests. Under the limited partnership agreement, Pioneer USA has made certain commitments to purchase partnership interests at a computed value.

     Revenues which, in the sole judgement of the managing general partner, are not required to meet the Partnership's obligations are distributed to the partners at least quarterly in accordance with the limited partnership agreement. During the years ended December 31, 1998 and 1997, $209,442 and $575,452, respectively, of such revenue-related distributions were made to the limited partners.

ITEM 6. SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the years ended December 31:

                                      1998         1997         1996         1995         1994
                                   ----------   ----------   ----------   ----------   ----------
OPERATING RESULTS:
  Oil and gas sales..............  $  692,090   $1,063,396   $1,346,937   $1,161,251   $1,292,563
                                   ==========   ==========   ==========   ==========   ==========
  Impairment of oil and gas
     properties..................  $  298,622   $  127,213   $       --   $   76,908   $       --
                                   ==========   ==========   ==========   ==========   ==========
  Net income (loss)..............  $ (416,064)  $  168,261   $  577,803   $  263,533   $  245,360
                                   ==========   ==========   ==========   ==========   ==========
  Allocation of net income
     (loss):
     Managing general partner....  $   (4,161)  $    1,683   $    5,778   $    2,686   $    2,505
                                   ==========   ==========   ==========   ==========   ==========
     Limited partners............  $ (411,903)  $  166,578   $  572,025   $  260,847   $  242,855
                                   ==========   ==========   ==========   ==========   ==========
  Limited partners' net income
     (loss) per limited
     partnership interest........  $   (34.02)  $    13.76   $    47.25   $    21.55   $    20.06
                                   ==========   ==========   ==========   ==========   ==========
  Limited partners' cash
     distributions per limited
     partnership interest........  $    17.30   $    47.53   $    51.98   $    45.35   $    51.72
                                   ==========   ==========   ==========   ==========   ==========
AT YEAR END:
  Total assets...................  $1,617,114   $2,261,689   $2,664,141   $2,771,529   $3,023,786
                                   ==========   ==========   ==========   ==========   ==========

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  1998 compared to 1997

     The Partnership's 1998 oil and gas revenues decreased 35% to $692,090 from $1,063,396 in 1997. The decrease in revenues resulted from lower average prices received. In 1998, 39,380 barrels of oil, 13,978 barrels of natural gas liquids ("NGLs") and 48,787 mcf of gas were sold, or 61,489 barrel of oil equivalents ("BOEs"). In 1997, 41,504 barrels of oil, 5,885 barrels of NGLs and 80,867 mcf of gas were sold, or 60,867 BOEs. Due to the decline characteristics of the Partnership's oil and gas properties, management expects a certain amount of decline in production in the future until the Partnership's economically recoverable reserves are fully depleted.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. Effective September 30, 1997, as a result of the merger with Mesa, the managing general partner accounts for processed natural gas production in two components: natural gas liquids and dry residue gas. As a result of the change in the managing general

         1063

partner's policy, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, separate product volumes will not be comparable for periods prior to September 30, 1997. Also, prices for gas products will not be comparable as the price per mcf for natural gas for the year ended December 31, 1998 is the price received for dry residue gas and the price per mcf for natural gas produced prior to October 1997 was presented as a price for wet gas (i.e., natural gas liquids combined with dry residue gas).

     The average price received per barrel of oil decreased $6.24, or 32%, from $19.48 in 1997 to $13.24 in 1998. The average price received per barrel of NGLs decreased $3.78, or 36%, from $10.58 in 1997 to $6.80 in 1998. The average price received per mcf of gas decreased 35% from $2.38 in 1997 to $1.55 in 1998. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1998.

     Total costs and expenses increased in 1998 to $1,115,454 as compared to $905,740 in 1997, an increase of $209,714, or 23%. This increase was due to increases in the impairment of oil and gas properties and depletion, offset by decreases in production costs and general and administrative expenses ("G&A").

     Production costs were $505,571 in 1998 and $532,654 in 1997, resulting in a $27,083 decrease, or 5%. The decrease was due to declines in production and ad valorem taxes and workover expenses, offset by an increase in well maintenance costs.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period G&A decreased, in aggregate, 33% from $36,037 in 1997 to $24,190 in 1998. The Partnership paid the managing general partner $20,639 in 1998 and $31,578 in 1997 for G&A incurred on behalf of the Partnership. G&A is allocated, in part, to the Partnership by the managing general partner. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the managing general partner reviews the Partnership's oil and gas properties for impairment whenever events or circumstances indicate a decline in the recoverability of the carrying value of the Partnership's assets may have occurred. Declining commodity prices prompted impairment reviews in 1998 and 1997. As a result of the review and evaluation of its long-lived assets for impairment, the Partnership recognized non-cash charges of $298,622 and $127,213 related to its oil and gas properties during 1998 and 1997, respectively.

     Depletion was $287,071 in 1998 compared to $209,836 in 1997. This represented an increase of $77,235, or 37%. This increase was primarily the result of a combination of factors that included a decline in proved reserves during 1998 due to the lower commodity prices, offset by a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1997 and a reduction in oil production of 2,124 barrels for the period ended December 31, 1998 compared to the same period in 1997.

  1997 compared to 1996

     The Partnership's 1997 oil and gas revenues decreased 21% to $1,063,396 from $1,346,937 in 1996. The decrease in revenues resulted from declines in production and lower average prices received. In 1997, 41,504 barrels of oil, 5,885 barrels of NGLs and 80,867 mcf of gas were sold, or 60,867 BOEs. In 1996, 49,009 barrels of oil and 103,786 mcf of gas were sold, or 66,307 BOEs.

         1064

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. As is described above in "Results of Operations -- 1998 compared to 1997", the Partnership changed its method of accounting for processed natural gas to a dry gas basis in the fourth quarter of 1997. As a result of this change, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, 1997 and 1996 separate product volumes are not comparable.

     The declines in production volumes were primarily attributable to the decline characteristics of the Partnership's oil and gas properties.

     The average price received per barrel of oil decreased $2.40, or 11%, from $21.88 in 1996 to $19.48 in 1997. The average price received per barrel of NGLs during 1997 was $10.58. The average price received per mcf of gas decreased 10% from $2.65 in 1996 to $2.38 in 1997.

     A gain on disposition of assets of $1,287 was recognized during 1997 from credits received from the disposal of oil and gas equipment on one fully depleted well. Loss on disposition of asset of $10,427 was recognized during 1996 of which $10,693 was attributable to the sale of one gas well, offset by salvage income of $266 received from the disposal of oil and gas equipment on one well that was plugged and abandoned in a prior year and to credits received from the disposal of oil and gas equipment on fully depleted wells.

     Total costs and expenses increased in 1997 to $905,740 as compared to $766,925 in 1996, an increase of $138,815, or 18%. This increase was due to the impairment of oil and gas properties and depletion, offset by decreases in production costs and G&A.

     Production costs were $532,654 in 1997 and $542,077 in 1996, resulting in a $9,423 decrease. The decrease was due to a decline in production taxes and workover expenses, offset by a slight increase in ad valorem taxes.

     During this period G&A decreased, in aggregate, 17% from $43,593 in 1996 to $36,037 in 1997. The Partnership paid the managing general partner $31,578 in 1997 and $39,291 in 1996 for G&A incurred on behalf of the Partnership.

     The Partnership recognized a non-cash SFAS 121 impairment provision of $127,213 related to its proved oil and gas properties during the fourth quarter of 1997.

     Depletion was $209,836 in 1997 compared to $181,255 in 1996. This represented an increase of $28,581, or 16%. This increase was primarily attributable to a decline in oil reserves during 1997 as a result of lower commodity prices, offset by a decline in oil production of 7,505 barrels for 1997 as compared to 1996.

IMPACT OF INFLATION AND CHANGING PRICES ON SALES AND NET INCOME

     Inflation impacts the fixed overhead rate charges of the lease operating expenses for the Partnership. During 1998, the annual change in the index of average weekly earnings of crude petroleum and gas production workers issued by the U.S. Department of Labor, Bureau of Labor Statistics increased (effective April 1, 1998) 10.3%. The 1997 annual change in average weekly earnings increased by 2%. The 1996 index increased 4.1%. The impact of inflation for other lease operating expenses is small due to the current economic condition of the oil industry.

     The oil and gas industry experienced volatility during the past decade because of the fluctuation of the supply of most fossil fuels relative to the demand for such products and other uncertainties in the world energy markets causing significant fluctuations in oil and gas prices. During 1998, the price per barrel for oil production similar to the Partnership's ranged from approximately $9.50 to $15.50. During most of 1997 and 1996, the Partnership benefitted from higher oil prices as compared to previous years. However, during the fourth quarter of 1997, oil prices began a downward trend that has continued into March 1999. On March 8, 1999, the market price for West Texas intermediate crude was $11.00 per barrel. A continuation of the current commodity price environment will continue to have an adverse effect on the
         1065

Partnership's revenues, operating cash flow and distributions and could result in additional decreases in the carrying value of the Partnership's oil and gas properties.

     Prices for natural gas are subject to ordinary seasonal fluctuations, and this volatility of natural gas prices may result in production being curtailed and, in some cases, wells being completely shut-in.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $403,361 during the year ended December 31, 1998 from the year ended December 31, 1997, primarily attributable to a decline in oil and gas sales receipts, offset by decreases in production costs and G&A expenses paid.

  Net Cash Provided by (Used in) Investing Activities

     The Partnership's investing activities during 1998 and 1997 included expenditures related to equipment replacement on various oil and gas properties.

     Proceeds from disposition of assets of $1,287 from the salvage of equipment on one fully depleted well were received during 1997.

  Net Cash Used in Financing Activities

     Cash was sufficient in 1998 for distributions to the partners of $211,557 of which $2,115 was distributed to the managing general partner and $209,442 to the limited partners. In 1997, cash was sufficient for distributions to the partners of $581,265 of which $5,813 was distributed to the managing general partner and $575,452 to the limited partners.

     The current commodity price environment will continue to impact the distributions and could result in limited or no distributions to the partners.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     The assessment phase of the managing general partner's Year 2000 project is at varying stages of completion as it pertains to information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the assessment phase is approximately 86% complete, on a worldwide basis, and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

         1066

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     The managing general partner expects to complete the assessment phase of its Year 2000 project by the end of the first quarter of 1999 but is being delayed by limited responses received on inquiries made of third party businesses. To date, the managing general partner has distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 37% of those inquiries.

     The remedial phase of the managing general partner's Year 2000 project is also at varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the remedial phase is approximately 54% complete, on a worldwide basis, subject to the continuing results of the third party inquiry assessments and the testing phase. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and is currently testing this system for Year 2000 compliance. The remediation of non-information technology is expected to be completed during July 1999. The managing general partner's Year 2000 remedial actions have not significantly delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of the Artesia system upgrades by March 1999 and all other information technology systems and non-information technology remediation by the end of the third quarter of 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. The managing general partner intends to use its working capital to pay for the costs of the Year 2000 projects. As of December 31, 1998, the managing general partner's total costs incurred on the Year 2000 problem were $1.8 million, of which $200 thousand were incurred to replace non-compliant systems. The managing general partner will allocate a portion of the costs of the Year 2000 programming charges to the Partnership in accordance with the general and administration allocation. (See Note 2 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".)

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the assessment phase of the managing general partner's Year 2000 project, contingency plans are being designed to mitigate the exposures to mission-critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

         1067

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Financial Statements of Parker & Parsley 90-C, L.P:
  Independent Auditors' Report -- Ernst & Young LLP.........    9
  Independent Auditors' Report -- KPMG LLP..................   10
  Balance Sheets as of December 31, 1998 and 1997...........   11
  Statements of Operations for the Years Ended December 31,
     1998, 1997 and 1996....................................   12
  Statements of Partners' Capital for the Years Ended
     December 31, 1998, 1997 and 1996.......................   13
  Statements of Cash Flows for the Years Ended December 31,
     1998, 1997 and 1996....................................   14
  Notes to Financial Statements.............................   15

         1068

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 90-C, L.P.
(A Delaware Limited Partnership):

     We have audited the balance sheet of Parker & Parsley 90-C, L.P. as of December 31, 1998, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 90-C, L.P. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

Dallas, Texas
March 15, 1999

         1069

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 90-C, L.P.
(A Delaware Limited Partnership):

     We have audited the financial statements of Parker & Parsley 90-C, L.P. as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 90-C, L.P. as of December 31, 1997, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Midland, Texas
March 20, 1998

         1070

                          PARKER & PARSLEY 90-C, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                  DECEMBER 31

                                     ASSETS

                                                                 1998          1997
                                                              -----------   -----------
Current assets:
  Cash......................................................  $    99,482   $   133,831
  Accounts receivable -- oil and gas sales..................       66,369       112,358
                                                              -----------   -----------
          Total current assets..............................      165,851       246,189
                                                              -----------   -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    9,268,288     9,246,832
Accumulated depletion.......................................   (7,817,025)   (7,231,332)
                                                              -----------   -----------
          Net oil and gas properties........................    1,451,263     2,015,500
                                                              -----------   -----------
                                                              $ 1,617,114   $ 2,261,689
                                                              ===========   ===========
                           LIABILITIES AND PARTNERS' CAPITAL
Current liabilities:
  Accounts payable -- affiliate.............................  $    23,084   $    40,038
Partners' capital:
  Managing general partner..................................       15,890        22,166
  Limited partners (12,107 interests).......................    1,578,140     2,199,485
                                                              -----------   -----------
                                                                1,594,030     2,221,651
                                                              -----------   -----------
                                                              $ 1,617,114   $ 2,261,689
                                                              ===========   ===========

   The accompanying notes are an integral part of these financial statements.

         1071

                          PARKER & PARSLEY 90-C, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998         1997         1996
                                                           ----------   ----------   ----------
Revenues:
  Oil and gas............................................  $  692,090   $1,063,396   $1,346,937
  Interest...............................................       7,300        9,318        8,218
  Gain (loss) on disposition of assets...................          --        1,287      (10,427)
                                                           ----------   ----------   ----------
                                                              699,390    1,074,001    1,344,728
                                                           ----------   ----------   ----------
Costs and expenses:
  Oil and gas production.................................     505,571      532,654      542,077
  General and administrative.............................      24,190       36,037       43,593
  Impairment of oil and gas properties...................     298,622      127,213           --
  Depletion..............................................     287,071      209,836      181,255
                                                           ----------   ----------   ----------
                                                            1,115,454      905,740      766,925
                                                           ----------   ----------   ----------
Net income (loss)........................................  $ (416,064)  $  168,261   $  577,803
                                                           ==========   ==========   ==========
Allocation of net income (loss):
  Managing general partner...............................  $   (4,161)  $    1,683   $    5,778
                                                           ==========   ==========   ==========
  Limited partners.......................................  $ (411,903)  $  166,578   $  572,025
                                                           ==========   ==========   ==========
Net income (loss) per limited partnership interest.......  $   (34.02)  $    13.76   $    47.25
                                                           ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

         1072

                          PARKER & PARSLEY 90-C, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                        STATEMENTS OF PARTNERS' CAPITAL

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Partners' capital at January 1, 1996.......................  $26,875    $2,665,663   $2,692,538
  Distributions............................................   (6,357)     (629,329)    (635,686)
  Net income...............................................    5,778       572,025      577,803
                                                             -------    ----------   ----------
Partners' capital at December 31, 1996.....................   26,296     2,608,359    2,634,655
  Distributions............................................   (5,813)     (575,452)    (581,265)
  Net income...............................................    1,683       166,578      168,261
                                                             -------    ----------   ----------
Partners' capital at December 31, 1997.....................   22,166     2,199,485    2,221,651
  Distributions............................................   (2,115)     (209,442)    (211,557)
  Net loss.................................................   (4,161)     (411,903)    (416,064)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1998.....................  $15,890    $1,578,140   $1,594,030
                                                             =======    ==========   ==========

   The accompanying notes are an integral part of these financial statements.

         1073

                          PARKER & PARSLEY 90-C, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31

                                                                1998        1997       1996
                                                              ---------   --------   --------
Cash flows from operating activities:
  Net income (loss).........................................  $(416,064)  $168,261   $577,803
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Impairment of oil and gas properties...................    298,622    127,213         --
     Depletion..............................................    287,071    209,836    181,255
     (Gain) loss on disposition of assets...................         --     (1,287)    10,427
  Changes in assets and liabilities:
     Accounts receivable....................................     45,989     87,450    (88,170)
     Accounts payable.......................................    (16,954)    10,552    (49,505)
                                                              ---------   --------   --------
          Net cash provided by operating activities.........    198,664    602,025    631,810
                                                              ---------   --------   --------
Cash flows from investing activities:
  Additions to oil and gas properties.......................    (21,456)   (11,129)    (6,221)
  Proceeds from disposition of assets.......................         --      1,287      7,406
                                                              ---------   --------   --------
          Net cash provided by (used in) investing
            activities......................................    (21,456)    (9,842)     1,185
                                                              ---------   --------   --------
Cash flows from financing activities:
  Cash distributions to partners............................   (211,557)  (581,265)  (635,686)
                                                              ---------   --------   --------
Net increase (decrease) in cash.............................    (34,349)    10,918     (2,691)
Cash at beginning of year...................................    133,831    122,913    125,604
                                                              ---------   --------   --------
Cash at end of year.........................................  $  99,482   $133,831   $122,913
                                                              =========   ========   ========

   The accompanying notes are an integral part of these financial statements.

         1074

                          PARKER & PARSLEY 90-C, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 90-C, L.P. (the "Partnership") is a limited partnership organized in 1990 under the laws of the State of Delaware. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Development L.P. ("PPDLP"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPDLP was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPDLP's successor by merger.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Oil and gas properties -- The Partnership utilizes the successful efforts method of accounting for its oil and gas properties and equipment. Under this method, all costs associated with productive wells and nonproductive development wells are capitalized while nonproductive exploration costs are expensed. Capitalized costs relating to proved properties are depleted using the unit-of-production method on a property-by-property basis based on proved oil (dominant mineral) reserves as determined by the engineering staff of Pioneer USA, the Partnership's managing general partner, and reviewed by independent petroleum consultants. The carrying amounts of properties sold or otherwise disposed of and the related allowances for depletion are eliminated from the accounts and any gain or loss is included in operations.

     Impairment of long-lived assets -- In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of " ("SFAS 121"), the Partnership reviews its long-lived assets to be held and used on an individual property basis, including oil and gas properties accounted for under the successful efforts method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows is less than the carrying amount of the assets. In this circumstance, the Partnership recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

     Use of estimates in the preparation of financial statements -- Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Net income (loss) per limited partnership interest -- The net income (loss) per limited partnership interest is calculated by using the number of outstanding limited partnership interests.

     Income taxes -- A Federal income tax provision has not been included in the financial statements as the income of the Partnership is included in the individual Federal income tax returns of the respective partners.

         1075
                          PARKER & PARSLEY 90-C, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Statements of cash flows -- For purposes of reporting cash flows, cash includes depository accounts held by banks.

     General and administrative expenses -- General and administrative expenses are allocated in part to the Partnership by the managing general partner or its affiliates. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     Reclassifications -- Certain reclassifications may have been made to the 1997 and 1996 financial statements to conform to the 1998 financial statement presentations.

     Environmental -- The Partnership is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Partnership to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of cash payments for the liability or component are fixed or reliably determinable. No such liabilities have been accrued as of December 31, 1998.

     Revenue recognition -- The Partnership uses the entitlements method of accounting for crude oil and natural gas revenues.

     Reporting comprehensive income -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") establishes standards for the reporting and display of comprehensive income (loss) and its components in a full set of general purpose financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Partnership has no items of other comprehensive income (loss), as defined by SFAS No. 130. Consequently, the provisions of SFAS No. 130 do not apply to the Partnership.

NOTE 3. IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS 121, the Partnership reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of the carrying value of the Partnership's oil and gas properties. Based upon a decline in the Partnership's outlook for future commodity prices, the Partnership has estimated the expected future cash flows of its oil and gas properties as of December 31, 1998, 1997 and 1996, and compared such estimated future cash flows to the respective carrying amount of the oil and gas properties to determine if the carrying amounts were likely to be recoverable. For those proved oil and gas properties for which the carrying amount exceeded the estimated future cash flows, an impairment was determined to exist; therefore, the Partnership adjusted the carrying amount of those oil and gas properties to their fair value as determined by discounting their expected future cash flows at a discount rate commensurate with the risks involved in the industry. As a result, the Partnership recognized non-cash impairment provisions of $298,622 and $127,213 related to its proved oil and gas properties during 1998 and 1997, respectively.

         1076
                          PARKER & PARSLEY 90-C, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. INCOME TAXES

     The financial statement basis of the Partnership's net assets and liabilities was $99,907 greater than the tax basis at December 31, 1998.

     The following is a reconciliation of net income (loss) per statements of operations with the net income (loss) per Federal income tax returns for the years ended December 31:

                                                      1998        1997        1996
                                                    ---------   ---------   ---------
Net income (loss) per statements of operations....  $(416,064)  $ 168,261   $ 577,803
Depletion and depreciation provisions for tax
  reporting purposes (greater than) less than
  amounts for financial reporting purposes........     81,152    (158,218)   (195,360)
Impairment of oil and gas properties for financial
  reporting purposes..............................    298,622     127,213          --
Other.............................................      4,552      (3,336)     10,741
                                                    ---------   ---------   ---------
          Net income (loss) per Federal income tax
            return................................  $ (31,738)  $ 133,920   $ 393,184
                                                    =========   =========   =========

NOTE 5. OIL AND GAS PRODUCING ACTIVITIES

     The following is a summary of the costs incurred, whether capitalized or expensed, related to the Partnership's oil and gas producing activities for the years ended December 31:

                                                             1998      1997     1996
                                                            -------   ------   ------
Development costs.........................................  $21,456   $9,842   $5,955
                                                            =======   ======   ======

     Capitalized oil and gas properties consist of the following:

                                                                1998          1997
                                                             -----------   -----------
Proved properties:
  Property acquisition costs...............................  $   364,450   $   364,450
  Completed wells and equipment............................    8,903,838     8,882,382
                                                             -----------   -----------
                                                               9,268,288     9,246,832
Accumulated depletion......................................   (7,817,025)   (7,231,332)
                                                             -----------   -----------
          Net capitalized costs............................  $ 1,451,263   $ 2,015,500
                                                             ===========   ===========

NOTE 6. RELATED PARTY TRANSACTIONS

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $199,461   $207,290   $191,679
Reimbursement of general and administrative
  expenses...........................................  $ 20,639   $ 31,578   $ 39,291

     The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Pioneer USA and P&P Employees 90-C Conv., L.P. ("EMPL") (the "Entities"), Parker & Parsley 90-C Conv., L.P. and the Partnership (the "Partnerships")

         1077
                          PARKER & PARSLEY 90-C, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

are parties to the Program agreement. EMPL is a limited partnership organized for the benefit of certain employees of Pioneer USA.

     The costs and revenues of the Program are allocated to the Entities and the Partnerships as follows:

                                                            ENTITIES(1)   PARTNERSHIPS(2)
                                                            -----------   ---------------
Revenues:
  Proceeds from disposition of depreciable and depletable
     properties:
     First three years....................................  14.141414%      85.858586%
     After first three years..............................  19.191919%      80.808081%
  All other revenues:
     First three years....................................  14.141414%      85.858586%
     After first three years..............................  19.191919%      80.808081%
Costs and expenses:
  Lease acquisition costs, drilling and completion costs
     and all other costs..................................   9.090909%      90.909091%
  Operating costs, reporting and legal expenses and
     general and administrative expenses:
     First three years....................................  14.141414%      85.858586%
     After first three years..............................  19.191919%      80.808081%

---------------

(1) Excludes Pioneer USA's 1% general partner ownership which is allocated at the Partnership level and 27 limited partner interests owned by Pioneer USA.

(2) The allocation between the Partnership and Parker & Parsley 90-C Conv., L.P. is 61.650881% and 38.349119%, respectively.

         1078
                          PARKER & PARSLEY 90-C, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 7. OIL AND GAS INFORMATION (UNAUDITED)

     The following table presents information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities during the years then ended. Due to a change in the accounting policy of the managing general partner in 1997, the Partnership began accounting for processed natural gas production in two components: processed natural gas liquids ("NGLs") and dry residue gas. NGLs are reflected in "Oil and NGLs" in the table below. All of the Partnership's reserves are proved developed and located within the United States. The Partnership's reserves are based on an evaluation prepared by the engineering staff of Pioneer USA and reviewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant, using criteria established by the Securities and Exchange Commission. Reserve value information is available to limited partners pursuant to the Partnership agreement and, therefore, is not presented.

                                                              OIL AND NGLS      GAS
                                                                 (BBLS)        (MCF)
                                                              ------------   ----------
Net proved reserves at January 1, 1996......................     621,520      1,549,610
Revisions...................................................     153,639        415,372
Sale of reserves............................................        (203)       (30,049)
Production..................................................     (49,009)      (103,786)
                                                                --------     ----------
Net proved reserves at December 31, 1996....................     725,947      1,831,147
Revisions...................................................       3,654     (1,064,663)
Production..................................................     (47,389)       (80,867)
                                                                --------     ----------
Net proved reserves at December 31, 1997....................     682,212        685,617
Revisions...................................................    (327,935)      (275,264)
Production..................................................     (53,358)       (48,787)
                                                                --------     ----------
Net proved reserves at December 31, 1998....................     300,919        361,566
                                                                ========     ==========

     As of December 31, 1998, the estimated present value of future net revenues of proved reserves, calculated using December 31, 1998 prices of $10.61 per barrel of oil, $5.48 per barrel of NGLs and $1.41 per mcf of gas, discounted at 10% was approximately $483,000 and undiscounted was $670,000.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves. The Partnership emphasizes that reserve estimates are inherently imprecise and, accordingly, the estimates are expected to change as future information becomes available.

NOTE 8. MAJOR CUSTOMERS

     The following table reflects the major customers of the Partnership's oil and gas sales (a major customer is defined as a customer whose sales exceed 10% of total sales) during the years ended December 31:

                                                              1998   1997   1996
                                                              ----   ----   ----
Genesis Crude Oil, L.P......................................   69%    69%    73%
Western Gas Resources, Inc. ................................   13%    12%     8%

         1079
                          PARKER & PARSLEY 90-C, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 1998, the amounts receivable from Genesis Crude Oil, L.P. and Western Gas Resources, Inc. were $29,518 and $13,878, respectively, which are included in the caption "Accounts receivable -- oil and gas sales" in the accompanying Balance Sheet.

     The Partnership's share of oil and gas production is sold to various purchasers. Pioneer USA is of the opinion that the loss of any one purchaser would not have an adverse effect on the ability of the Partnership to sell its oil and gas production.

NOTE 9. ORGANIZATION AND OPERATIONS

     The Partnership was organized December 28, 1990 as a limited partnership under the Delaware Act for the purpose of acquiring and developing oil and gas properties. The following is a brief summary of the more significant provisions of the limited partnership agreement:

          Managing general partner -- The managing general partner of the Partnership is Pioneer USA. Pioneer USA has the power and authority to manage, control and administer all Program and Partnership affairs. As managing general partner and operator of the Partnership's properties, all production expenses are incurred by Pioneer USA and billed to the Partnership and a portion of revenue is initially received by Pioneer USA prior to being paid to the Partnership. Under the Partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues.

          Limited partner liability -- The maximum amount of liability of any limited partner is the total contributions of such partner plus his share of any undistributed profits.

          Initial capital contributions -- The limited partners entered into subscription agreements for aggregate capital contributions of $12,107,000. The managing general partner is required to contribute amounts equal to 1% of initial Partnership capital less commission and organization and offering costs allocated to the limited partners and to contribute amounts necessary to pay costs and expenses allocated to it under the Partnership agreement to the extent its share of revenues does not cover such costs.

         1080

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP

     The Partnership does not have any officers or directors. Under the limited partnership agreement, the Partnership's managing general partner, Pioneer USA, is granted the exclusive right and full authority to manage, control and administer the Partnership's business.

     Set forth below are the names, ages and positions of the directors and executive officers of Pioneer USA. Directors of Pioneer USA are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

                                        AGE AT
                                     DECEMBER 31,
NAME                                     1998                    POSITION
----                                 ------------                --------
Scott D. Sheffield.................       46        President and Director
Timothy L. Dove....................       42        Executive Vice President and
                                                    Director
Dennis E. Fagerstone...............       49        Executive Vice President and
                                                    Director
Mark L. Withrow....................       51        Executive Vice President, General
                                                      Counsel and Director
M. Garrett Smith...................       37        Executive Vice President, Chief
                                                      Financial Officer and Director
Mel Fischer(a).....................       64        Executive Vice President
Lon C. Kile........................       43        Executive Vice President
Rich Dealy.........................       32        Vice President and Chief Accounting
                                                      Officer

---------------

(a) Mr. Fischer was a director and officer until his retirement from Pioneer and Pioneer USA on February 19, 1999.

     Scott D. Sheffield. Mr. Sheffield is a distinguished graduate of The University of Texas with a B.S. in Petroleum Engineering. Since August 1997, he has served as President, Chief Executive Officer and a director of Pioneer and President and a director of Pioneer USA. Mr. Sheffield was the President and a director of Parker & Parsley from May 1990 until August 1997 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley from October 1990 until August 1997. He was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. He served as Vice President -- Engineering of PPDC from September 1981 until April 1985 when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove became Executive Vice President -- Business Development of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Prior to joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp, in various capacities in international exploration and production, marketing, refining and marketing and planning and development. Mr. Dove earned a B.S. in Mechanical Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

         1081

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. He served as Executive Vice President and Chief Operating Officer of Mesa from March 1, 1997 until August 1997. From October 1996 to February 1997, Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa and from May 1991 to October 1996, he served as Vice President -- Exploration and Production of Mesa. From June 1988 to May 1991, Mr. Fagerstone served as Vice President -- Operations of Mesa.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a B.S. in Accounting and Texas Tech University with a Juris Doctorate degree, became Executive Vice President, General Counsel and Secretary of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Withrow was Vice President -- General Counsel of Parker & Parsley from January 1991, when he joined Parker & Parsley, to January 1995, when he was appointed Senior Vice President -- General Counsel. He was Parker & Parsley's Secretary from August 1992 until August 1997. Prior to joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     M. Garrett Smith. Mr. Smith, a graduate of The University of Texas with a B.S. in Electrical Engineering and Southern Methodist University with an M.B.A., was appointed Executive Vice President and Chief Financial Officer of Pioneer in December 1997. He served as Senior Vice President -- Finance of Pioneer from August 1997 until December 1997. Mr. Smith was elected Senior Vice President -- Finance and a director of Pioneer USA in August 1997. He served as Vice President -- Corporate Acquisitions of Mesa from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of Mesa and from 1994 to 1996 he served as Director of Financial Planning of Mesa. Mr. Smith was employed by BTC Partners, Inc. (a former financial advisor to Mesa) from 1989 to 1994.

     Mel Fischer. Mr. Fischer, a graduate of the University of California at Berkeley with a Masters degree in Geology, became Executive Vice
President -- Worldwide Exploration of Pioneer and Pioneer USA in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997 and was Executive Vice President -- Worldwide Exploration for Parker & Parsley from February 1997 to August 1997. Mr. Fischer retired from Pioneer and Pioneer USA effective February 15, 1999. He worked in the petroleum industry for 32 years, starting as a Petroleum Geologist with Texaco in 1962, and retiring as President, Occidental International Exploration and Production Company in March 1994. For the 10 years prior to becoming President of Occidental International, he served as Executive Vice President, World Wide Exploration with Occidental Oil and Gas Corporation. He is a registered geologist in the State of California, a member of the American Association of Petroleum Geologists and an emeritus member of the Board of Advisors for the Earth Sciences Research Institute at the University of Utah.

     Lon C. Kile. Mr. Kile, a graduate of Oklahoma State University with a B.B.A. in Accounting, became Executive Vice President of Pioneer and Pioneer USA in August 1997. Mr. Kile was Senior Vice President -- Investor Relations from October 1996 to August 1997. Previously, he served as Vice President and Manager of the Mid-Continent Division, Vice President -- Equity Finance & Analysis and Vice President -- Marketing & Program Administration. Prior to joining Parker & Parsley in 1985, he was employed as Supervisor -- Senior, Audit, in charge of Parker & Parsley's audit, with Arthur Young.

     Rich Dealy. Mr. Dealy is a graduate of Eastern New Mexico University with a B.B.A. in Accounting and Finance and is a Certified Public Accountant. He became Vice President and Chief Accounting Officer of Pioneer and Pioneer USA in February 1998. Mr. Dealy served as Controller of Pioneer USA from August 1997 to February 1998. He served as Controller of Parker & Parsley from August 1995 to August 1997. Mr. Dealy joined Parker & Parsley as an Accounting Manager in July, 1992. He was previously employed with KPMG Peat Marwick as an Audit Senior, in charge of Parker & Parsley's audit.

         1082

ITEM 11. EXECUTIVE COMPENSATION

     The Partnership does not have any directors or officers. Management of the Partnership is vested in Pioneer USA, the managing general partner. The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Under the Program agreement, Pioneer USA and P&P Employees 90-C Conv., L.P. ("EMPL") pay approximately 10% of the Partnership's acquisition, drilling and completion costs and approximately 15% during the first three years and approximately 20% after three years of its operating and general and administrative expenses. In return, they are allocated approximately 15% during the first three years and approximately 20% after three years of the Partnership's revenues. See Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" for information regarding fees and reimbursements paid to the managing general partner or its affiliates by the Partnership.

     Pioneer USA's current executive officers and other employees are general partners in EMPL which serves as a co-general partner of the Program. Under this arrangement, EMPL pays approximately 2.5% of the Partnership's acquisition, drilling and completion costs and approximately 3.75% during the first three years and approximately 5% after three years of its operating and general and administrative expenses. In return, EMPL is allocated approximately 3.75% during the first three years and approximately 5% after three years of the Partnership's revenues. EMPL does not receive any fees or reimbursements from the Partnership.

     The Partnership does not directly pay any salaries of the executive officers or employees of Pioneer USA, but does pay a portion of Pioneer USA's general and administrative expenses of which these salaries are a part. See Note 6 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  (a) Beneficial owners of more than five percent

     The Partnership is not aware of any person who beneficially owns 5% or more of the outstanding limited partnership interests of the Partnership. Pioneer USA owned 27 limited partner interests at January 1, 1999.

  (b) Security ownership of management

     The Partnership does not have any officers or directors. The managing general partner of the Partnership, Pioneer USA, has the exclusive right and full authority to manage, control and administer the Partnership's business. Under the limited partnership agreement, limited partners holding a majority of the outstanding limited partnership interests have the right to take certain actions, including the removal of the managing general partner or any other general partner. The Partnership is not aware of any current arrangement or activity which may lead to such removal. The Partnership is not aware of any officer or director of Pioneer USA who beneficially owns limited partnership interests in the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Transactions with the managing general partner or its affiliates

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $199,461   $207,290   $191,679
Reimbursement of general and administrative
  expenses...........................................  $ 20,639   $ 31,578   $ 39,291

         1083

     Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues. Also, see Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data", regarding the Partnership's participation with the managing general partner in oil and gas activities of the Program.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

  (a) 1. Financial statements

     The following are filed as part of this annual report:

          Independent Auditors' Report -- Ernst & Young LLP

          Independent Auditors' Report -- KPMG LLP

          Balance sheets as of December 31, 1998 and 1997

          Statements of operations for the years ended December 31, 1998, 1997 and 1996

          Statements of partners' capital for the years ended December 31, 1998, 1997 and 1996

          Statements of cash flows for the years ended December 31, 1998, 1997 and 1996

          Notes to financial statements

  2. Financial statement schedules

     All financial statement schedules have been omitted since the required information is in the financial statements or notes thereto, or is not applicable nor required.

  (b) Reports on Form 8-K

     None.

  (c) Exhibits

     The exhibits listed on the accompanying index to exhibits are filed or incorporated by reference as part of this annual report.

         1084

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PARKER & PARSLEY 90-C, L.P.

                                            By: Pioneer Natural Resources USA,
                                                Inc. Managing General Partner

                                            By:   /s/ SCOTT D. SHEFFIELD
                                              ----------------------------------
                                                     Scott D. Sheffield,
                                                          President
Dated: March 26, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


               /s/ SCOTT D. SHEFFIELD                  President and Director of Pioneer       March 26, 1999
-----------------------------------------------------    USA
                 Scott D. Sheffield

                 /s/ TIMOTHY L. DOVE                   Executive Vice President and            March 26, 1999
-----------------------------------------------------    Director of Pioneer USA
                   Timothy L. Dove

              /s/ DENNIS E. FAGERSTONE                 Executive Vice President and            March 26, 1999
-----------------------------------------------------    Director of Pioneer USA
                Dennis E. Fagerstone

                 /s/ MARK L. WITHROW                   Executive Vice President, General       March 26, 1999
-----------------------------------------------------    Counsel and Director of Pioneer
                   Mark L. Withrow                       USA

                /s/ M. GARRETT SMITH                   Executive Vice President, Chief         March 26, 1999
-----------------------------------------------------    Financial Officer and Director
                  M. Garrett Smith                       of Pioneer USA

                   /s/ LON C. KILE                     Executive Vice President of             March 26, 1999
-----------------------------------------------------    Pioneer USA
                     Lon C. Kile

                   /s/ RICH DEALY                      Vice President and Chief                March 26, 1999
-----------------------------------------------------    Accounting Officer of Pioneer
                     Rich Dealy                          USA

         1085

                          PARKER & PARSLEY 90-C, L.P.

                               INDEX TO EXHIBITS

     The following documents are incorporated by reference in response to Item 14(c):

                                                 EXHIBIT NO.
                                                 -----------

          3(a)           -- Form of Agreement of Limited Partnership of Parker &
                            Parsley 90-C, L.P. incorporated by reference to Exhibit A
                            of the Post-Effective Amendment No. 1 of the
                            Partnership's Registration Statement on Form S-1
                            (Registration No. 33-26097)
          4(b)           -- Form of Limited Partner Subscription Agreement
                            incorporated by reference to Exhibit C of the
                            Post-Effective Amendment No. 1 of the Partnership's
                            Registration Statement on Form S-1 (Registration No.
                            33-26097)
          4(b)           -- Form of General Partner Subscription Agreement
                            incorporated by reference to Exhibit D of the
                            Post-Effective Amendment No. 1 of the Partnership's
                            Registration Statement on Form S-1 (Registration No.
                            33-26097)
          4(b)           -- Power of Attorney incorporated by reference to Exhibit B of Amendment No. 1 of the Partnership's Registration
                            Statement on Form S-1 (Registration No. 33-26097)
          4(c)           -- Specimen Certificate of Limited Partnership Interest
                            incorporated by reference to Exhibit 4c of the
                            Partnership's Registration Statement on Form S-1
                            (Registration No. 33-26097)
         10(b)           -- Form of Development Drilling Program Agreement
                            incorporated by reference to Exhibit B of the
                            Post-Effective Amendment No. 1 of the Partnership's
                            Registration Statement on Form S-1 (Registration No.
                            33-26097)
         27.1*           -- Financial Data Schedule

---------------

* Filed herewith
         1086

                          PARKER & PARSLEY 90-C, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)
                        DECEMBER 31, 1998, 1997 AND 1996

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

     The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing discounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rates to the difference.

     Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider probable reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                1998       1997       1996
                                                              --------   --------   ---------
                                                                      (IN THOUSANDS)
Oil and gas producing activities:
  Future cash inflows.......................................  $ 3,279    $12,397    $ 25,108
  Future production costs...................................   (2,609)    (7,533)    (12,848)
  Future development costs..................................       --         --         173
                                                              -------    -------    --------
                                                                  670      4,864      12,433
  10% annual discount factor................................     (187)    (2,184)     (6,405)
                                                              -------    -------    --------
  Standardized measure of discounted future net cash
     flows..................................................  $   483    $ 2,680    $  6,028
                                                              =======    =======    ========

                                                                YEAR ENDED DECEMBER 31,
                                                              ----------------------------
                                                               1998      1997       1996
                                                              -------   -------   --------
                                                                     (IN THOUSANDS)
Oil and Gas Producing Activities:
  Oil and gas sales, net of production costs................  $  (187)  $  (531)  $   (805)
  Net changes in prices and production costs................   (1,792)   (2,798)     2,425
  Extensions and discoveries................................       --        --         --
  Sales of minerals-in-place................................       --        --        (17)
  Purchases of minerals-in-place............................       --        --         --
  Revisions of estimated future development costs...........       --       (95)       (81)
  Revisions of previous quantity estimates and reserves
     added by development drilling..........................     (381)     (515)     1,434
  Accretion of discount.....................................      268       603        343
  Changes in production rates, timing and other.............     (105)      (12)      (702)
                                                              -------   -------   --------
  Change in present value of future net revenues............   (2,197)   (3,348)     2,597
                                                              -------   -------   --------
  Balance, beginning of year................................    2,680     6,028      3,431
                                                              -------   -------   --------
  Balance, end of year......................................  $   483   $ 2,680   $  6,028
                                                              =======   =======   ========

         1087

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                            SUPPLEMENTAL INFORMATION

                                       OF

          PARKER & PARSLEY 91-A, L.P., A DELAWARE LIMITED PARTNERSHIP

                                       TO

            PROXY STATEMENT DATED                             , 1999

                             ----------------------

       THE DATE OF THIS SUPPLEMENT IS                             , 1999
                             ----------------------

     This document contains important information specific to Parker & Parsley
91-A, L.P. and supplements the proxy statement dated        , 1999, of Pioneer
Natural Resources USA, Inc., by which Pioneer USA is soliciting proxies to be voted at a special meeting of limited partners of the partnerships described in the proxy statement. The purpose of the special meeting is for you to vote upon the merger of Parker & Parsley 91-A, L.P. with and into Pioneer USA that, if completed, will result in your receiving cash for your partnership interests.

     This supplement contains the following information concerning Parker & Parsley 91-A, L.P.:

     - A table containing:

        -- the aggregate initial investment by the limited partners

        -- the aggregate historical limited partner distributions through June
           30, 1999

        -- the merger value per $1,000 limited partner investment as of June 30,
           1999

        -- the merger value per $1,000 limited partner investment as a multiple of distributions for the 12 months ended June 30, 1999

        -- the book value per $1,000 limited partner investment as of June 30, 1999 and as of December 31, 1998 and

        -- the ordinary tax loss per $1,000 limited partner investment in year of initial investment

     - Quarterly Report on Form 10-Q for the six months ended June 30, 1999

     - Annual Report on Form 10-K for the year ended December 31, 1998

     - Disclosures about the partnership's oil and gas producing activities
         1088

                          PARKER & PARSLEY 91-A, L.P.

                         SUPPLEMENTAL INFORMATION TABLE

Aggregate Initial Investment by the Limited Partners(a).....  $11,620
Aggregate Historical Limited Partner Distributions through
  June 30, 1999(a)..........................................  $ 7,829
Merger Value per $1,000 Limited Partner Investment as of
  June 30, 1999(b)..........................................  $197.28
Merger Value per $1,000 Limited Partner Investment as a
  Multiple of Distributions for the 12 Months ended June 30,
  1999(b)...................................................     9.10times
Book Value per $1,000 Limited Partner Investment:
  -- as of June 30, 1999(b).................................  $218.51
  -- as of December 31, 1998(b).............................  $226.09
Ordinary Tax Loss per $1,000 Limited Partner Investment in
  Year of Initial Investment(b), (c)........................  $   481

---------------

(a)  Stated in thousands.

(b) Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

(c) Your ability to use your distributive share of the partnership's loss to offset your other income may have been subject to certain limitations at your level as a partner, and you may therefore wish to consult your tax advisor to determine the additional value, if any, actually realized by you in your particular circumstances.
         1089

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                        COMMISSION FILE NO. 33-38582-01

                          PARKER & PARSLEY 91-A, L.P.
             (Exact name of Registrant as specified in its charter)

                   DELAWARE                                      75-2387572
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

      Registrant's Telephone Number, including area code:  (915) 683-4768

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         1090

                          PARKER & PARSLEY 91-A, L.P.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
                   PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS
     Balance Sheets as of June 30, 1999 and December 31,
      1998..................................................     3
     Statements of Operations for the three and six months
      ended June 30, 1999 and 1998..........................     4
     Statement of Partners' Capital for the six months ended
      June 30, 1999.........................................     5
     Statements of Cash Flows for the six months ended June
      30, 1999 and 1998.....................................     6
     Notes to Financial Statements..........................     7

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
        CONDITION AND RESULTS OF OPERATIONS.................     8

                    PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K....................    11
     27.1 Financial Data Schedule
     Signatures.............................................    12

         1091

                         PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                          PARKER & PARSLEY 91-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                     ASSETS

                                                               JUNE 30,     DECEMBER 31,
                                                                 1999           1998
                                                              -----------   ------------
                                                              (UNAUDITED)
Current assets:
  Cash......................................................  $   194,248   $   158,378
  Accounts receivable -- oil and gas sales..................      144,590       111,524
                                                              -----------   -----------
          Total current assets..............................      338,838       269,902
                                                              -----------   -----------
  Oil and gas properties -- at cost, based on the successful
     efforts accounting method..............................    9,683,627     9,678,161
  Accumulated depletion.....................................   (7,414,165)   (7,280,260)
                                                              -----------   -----------
          Net oil and gas properties........................    2,269,462     2,397,901
                                                              -----------   -----------
                                                              $ 2,608,300   $ 2,667,803
                                                              ===========   ===========

                           LIABILITIES AND PARTNERS' CAPITAL
Current liabilities:
  Accounts payable -- affiliate.............................  $    43,523   $    14,062
Partners' capital:
  Managing general partner..................................       25,691        26,581
  Limited partners (11,620 interests).......................    2,539,086     2,627,160
                                                              -----------   -----------
                                                                2,564,777     2,653,741
                                                              -----------   -----------
                                                              $ 2,608,300   $ 2,667,803
                                                              ===========   ===========

  The financial information included as of June 30, 1999 has been prepared by management
                without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

         1092

                          PARKER & PARSLEY 91-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                     THREE MONTHS ENDED     SIX MONTHS ENDED
                                                          JUNE 30,              JUNE 30,
                                                     -------------------   -------------------
                                                       1999       1998       1999       1998
                                                     --------   --------   --------   --------
Revenues:
  Oil and gas......................................  $252,835   $257,804   $435,655   $525,141
  Interest.........................................     2,128      2,841      3,882      5,713
  Gain on disposition of assets....................     1,096         --      1,096         --
                                                     --------   --------   --------   --------
                                                      256,059    260,645    440,633    530,854
                                                     --------   --------   --------   --------
  Costs and expenses:
  Oil and gas production...........................   123,097    141,346    245,642    270,636
  General and administrative.......................    21,337      8,794     28,880     17,857
  Depletion........................................    45,404     72,826    133,905    138,813
                                                     --------   --------   --------   --------
                                                      189,838    222,966    408,427    427,306
                                                     --------   --------   --------   --------
Net income.........................................  $ 66,221   $ 37,679   $ 32,206   $103,548
                                                     ========   ========   ========   ========
Allocation of net income:
  Managing general partner.........................  $    662   $    376   $    322   $  1,035
                                                     ========   ========   ========   ========
  Limited partners.................................  $ 65,559   $ 37,303   $ 31,884   $102,513
                                                     ========   ========   ========   ========
Net income per limited partnership interest........  $   5.64   $   3.21   $   2.74   $   8.82
                                                     ========   ========   ========   ========
Distribution per limited partnership interest......  $   6.33   $  10.82   $  10.32   $  25.51
                                                     ========   ========   ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

         1093

                          PARKER & PARSLEY 91-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         STATEMENT OF PARTNERS' CAPITAL
                                  (UNAUDITED)

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Balance at January 1, 1999.................................  $26,581    $2,627,160   $2,653,741
  Distributions............................................   (1,212)     (119,958)    (121,170)
  Net income...............................................      322        31,884       32,206
                                                             -------    ----------   ----------
Balance at June 30, 1999...................................  $25,691    $2,539,086   $2,564,777
                                                             =======    ==========   ==========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

         1094

                          PARKER & PARSLEY 91-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                    JUNE 30,
                                                              ---------------------
                                                                1999        1998
                                                              ---------   ---------
Cash flows from operating activities:
  Net income................................................  $  32,206   $ 103,548
  Adjustment to reconcile net income to net cash provided by operating activities:
     Depletion..............................................    133,905     138,813
     Gain on disposition of assets..........................     (1,096)         --
  Changes in assets and liabilities:
     Accounts receivable....................................    (33,066)     41,753
     Accounts payable.......................................     29,461      21,473
                                                              ---------   ---------
          Net cash provided by operating activities.........    161,410     305,587
                                                              ---------   ---------
Cash flows used in investing activities:
  Additions to oil and gas properties.......................     (5,466)    (11,177)
  Proceeds from asset disposition...........................      1,096          --
                                                              ---------   ---------
          Net cash used in investing activities.............     (4,370)    (11,177)
                                                              ---------   ---------
Cash flows used in financing activities:
  Cash distributions to partners............................   (121,170)   (299,392)
                                                              ---------   ---------
Net increase (decrease) in cash.............................     35,870      (4,982)
Cash at beginning of period.................................    158,378     181,103
                                                              ---------   ---------
Cash at end of period.......................................  $ 194,248   $ 176,121
                                                              =========   =========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

         1095

                          PARKER & PARSLEY 91-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 1. ORGANIZATION AND NATURE OF ORGANIZATION

     Parker & Parsley 91-A, L.P. (the "Partnership") is a limited partnership organized in 1991 under the laws of the State of Delaware.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. BASIS OF PRESENTATION

     In the opinion of management, the unaudited financial statements of the Partnership as of June 30, 1999 and for the three and six months ended June 30, 1999 and 1998 include all adjustments and accruals consisting only of normal recurring accrual adjustments which are necessary for a fair presentation of the results for the interim period. These interim results are not necessarily indicative of results for a full year.

     Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in this Form 10-Q pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements should be read in conjunction with the financial statements and the notes thereto contained in the Partnership's Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, a copy of which is available upon request by writing to Rich Dealy, Vice President and Chief Accounting Officer, 5205 North O'Connor Boulevard, 1400 Williams Square West, Irving, Texas 75039-3746.

         1096

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS(1)

RESULTS OF OPERATIONS

  Six months ended June 30, 1999 compared with six months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues decreased 17% to $435,655 from $525,141 for the six months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from lower average prices received and a decrease in production. For the six months ended June 30, 1999, 21,588 barrels of oil, 10,021 barrels of natural gas liquids ("NGLs") and 49,899 mcf of gas were sold, or 39,926 barrel of oil equivalents ("BOEs"). For the six months ended June 30, 1998, 26,017 barrels of oil, 10,006 barrels of NGLs and 56,185 mcf of gas were sold, or 45,387 BOEs.

     The average price received per barrel of oil decreased 3% from $13.90 for the six months ended June 30, 1998 to $13.55 for the same period ended June 30, 1999. The average price received per barrel of NGLs decreased 3% from $7.20 during the six months ended June 30, 1998 to $6.98 for the same period in 1999. The average price received per mcf of gas decreased 10% from $1.63 during the six months ended June 30, 1998 to $1.47 in 1999. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received during the six months ended June 30, 1999.

     The volatility of commodity prices has had, and continues to have, a significant impact on the Partnership's revenues and operating cash flow and could result in additional decreases to the carrying value of the Partnership's oil and gas properties.

     A gain on disposition of assets of $1,096 was received during the six months ended June 30, 1999 from the disposal of oil and gas equipment on fully depleted wells.

     Costs and Expenses:

     Total costs and expenses decreased to $408,427 for the six months ended June 30, 1999 as compared to $427,306 for the same period in 1998, a decrease of $18,879, or 4%. This decrease was due to declines in production costs and depletion, offset by an increase in general and administrative expenses ("G&A").

     Production costs were $245,642 for the six months ended June 30, 1999 and $270,636 for the same period in 1998 resulting in a $24,994 decrease, or 9%. This decrease resulted from declines in well maintenance costs, production taxes and workover costs.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A increased, in aggregate, 62% from $17,857 for the six months ended June 30, 1998 to $28,880 for the same period in 1999.

     Depletion was $133,905 for the six months ended June 30, 1999 compared to $138,813 for the same period in 1998, a decrease of $4,908, or 4%. This decrease was due to a reduction in oil production of 4,429 barrels for the six months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121") during the fourth quarter of 1998.

  Three months ended June 30, 1999 compared with three months ended June 30,
1998

     Revenues:

     The Partnership's oil and gas revenues decreased slightly to $252,835 from $257,804 for the three months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from a decrease in production, offset by higher average prices received. For the three months ended June 30, 1999,

         1097

10,689 barrels of oil, 5,598 barrels of NGLs and 25,314 mcf of gas were sold, or 20,506 BOEs. For the three months ended June 30, 1998, 13,255 barrels of oil, 5,319 barrels of NGLs and 29,304 mcf of gas were sold, or 23,458 BOEs.

     The average price received per barrel of oil increased $2.49, or 19%, from $12.98 during the three months ended June 30, 1998 to $15.47 in 1999. The average price received per barrel of NGLs increased $1.02, or 14%, from $7.17 during the three months ended June 30, 1998 to $8.19 for the same period in 1999. The average price received per mcf of gas increased slightly from $1.63 for the three months ended June 30, 1998 to $1.65 for the same period in 1999.

     A gain on disposition of assets of $1,096 was received during the three months ended June 30, 1999 from the disposal of oil and gas equipment on fully depleted wells.

     Costs and Expenses:

     Total costs and expenses decreased to $189,838 for the three months ended June 30, 1999 as compared to $222,966 for the same period in 1998, a decrease of $33,128, or 15%. This decline was due to a decrease in depletion and production costs, offset by an increase in G&A.

     Production costs were $123,097 for the three months ended June 30, 1999 and $141,346 for the same period in 1998 resulting in an $18,249 decrease, or 13%. This decrease was due to declines in well maintenance costs and workover costs.

     During this period, G&A increased from $8,794 for the three months ended June 30, 1998 to $21,337 for the same period in 1999.

     Depletion was $45,404 for the three months ended June 30, 1999 compared to $72,826 for the same period in 1998, a decrease of $27,422, or 38%. This decrease was primarily attributable to a reduction in oil production of 2,566 barrels for the three months ended June 30, 1999 compared to the same period in 1998, an increase in proved reserves during the period ended June 30, 1999 as a result of higher commodity prices and a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1998.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $144,177 during the six months ended June 30, 1999 from the same period ended June 30, 1998. This decrease was the result of declines in oil and gas sales receipts, offset by a decrease in production costs paid.

  Net Cash Used in Investing Activities

     The Partnership's principal investing activities during the six months ended June 30, 1999 and 1998 included expenditures related to equipment replacement on various oil and gas properties.

     Proceeds from asset dispositions of $1,096 were received during the six months ended June 30, 1999 from the disposal of oil and gas equipment on fully depleted wells.

  Net Cash Used in Financing Activities

     Cash was sufficient for the six months ended June 30, 1999 to cover distributions to the partners of $121,170 of which $1,212 was distributed to the managing general partner and $119,958 to the limited partners. For the same period ended June 30, 1998, cash was sufficient for distributions to the partners of $299,392 of which $2,993 was distributed to the managing general partner and $296,399 to the limited partners.

     From the third quarter of 1997 through the first quarter of 1999, there was a declining trend in oil and gas levels. During the first quarter of 1999, the Organization of Petroleum Exporting Countries and

         1098

certain other crude oil exporting nations announced reductions in their planned export volumes. These announcements, together with early indications that the nations have initiated their planned reductions, have had some stabilizing effect on commodity prices during the latter part of the first quarter of 1999 and into August 1999. However, no assurances can be given that the stabilizing effect of these actions, or the planned reductions in export volumes, will be sustained for an extended period of time.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright, or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     As of June 30, 1999, the managing general partner estimates that the assessment phase is approximately 99% complete and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     Through June 30, 1999, the managing general partner had distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 52% of the inquiries.

     The remedial phase of the managing general partner's Year 2000 project is in varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of June 30, 1999, the managing general partner estimates that the remedial phase is approximately 83% complete, on a worldwide basis, subject to continuing evaluations of the responses to third party inquiries and to the testing phase results. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and has completed the testing of the system for Year 2000 compliance. The remediation of non-information technology is expected to be completed by October 1999. The managing general partner's Year 2000 remedial actions have not delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of information technology systems by October 1999. The
         1099

testing of the non-information technology remediation is scheduled to be completed by the end of November 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. As of June 30, 1999, the managing general partner's total costs incurred on the Year 2000 problem were $2.3 million, of which approximately $200 thousand were incurred to replace non-compliant systems.

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the business continuity and contingency planning phase of the managing general partner's Year 2000 project, contingency plans were designed to mitigate the exposures to mission critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios
---------------

(1) "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements.

                           PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

  (a) Exhibits

     27.1 Financial Data Schedule

  (b) Reports on Form 8-K -- none

         1100

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARKER & PARSLEY 91-A, L.P.

                                            By: Pioneer Natural Resources USA,
                                                Inc.,
                                                Managing General Partner

                                            By:       /s/ RICH DEALEY
                                              ----------------------------------
                                                Rich Dealy, Vice President and
                                                   Chief Accounting Officer

Dated:  August 11, 1999

         1101

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-K

                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                        COMMISSION FILE NO. 33-38582-01

                          PARKER & PARSLEY 91-A, L.P.
             (Exact name of Registrant as specified in its charter)

                   DELAWARE                                      75-2387572
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)
   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

        Securities registered pursuant to Section 12(b) of the Act: NONE

          Securities registered pursuant to Section 12(g) of the Act:
                LIMITED PARTNERSHIP INTERESTS ($1,000 PER UNIT)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

     No market currently exists for the limited partnership interests of the Registrant. Based on original purchase price the aggregate market value of limited partnership interests owned by non-affiliates of the Registrant is $11,575,000.

     As of March 8, 1999, the number of outstanding limited partnership interests was 11,620.

     The following documents are incorporated by reference into the indicated parts of this Annual Report on Form 10-K: NONE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         1102

     Parts I and II of this Report contain forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements. See "Item 1. Business' for a description of various factors that could materially affect the ability of the Partnership to achieve the anticipated results described in the forward looking statements.

                                     PART I

ITEM 1. BUSINESS

     Parker & Parsley 91-A, L.P. (the "Partnership") is a limited partnership organized in 1991 under the laws of the State of Delaware. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Petroleum USA, Inc. ("PPUSA"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPUSA was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPUSA's successor by merger. For a more complete description of the Parker & Parsley and Mesa merger, see Pioneer's Registration Statement on Form S-4 as filed with the Securities & Exchange Commission.

     A Registration Statement, as amended, filed pursuant to the Securities Act of 1933, registering limited partnership interests aggregating $105,000,000 and $45,000,000 in general partnership interests in a series of Delaware limited partnerships formed under the Parker & Parsley 91-92 Development Drilling Program, was declared effective by the Securities and Exchange Commission on June 25, 1991. On September 30, 1991, the offering of limited and general partnership interests in the Partnership, the first partnership formed under such statement, was closed, with interests aggregating $11,620,000 being sold to 705 subscribers of which $3,512,000 were sold to 199 subscribers as general partner interests and $8,108,000 were sold to 506 subscribers as limited partner interests. The general partners were converted to limited partners on November 30, 1992.

     The Partnership engages primarily in oil and gas development and production and is not involved in any industry segment other than oil and gas. See "Item 6. Selected Financial Data" and "Item 8. Financial Statements and Supplementary Data" of this report for a summary of the Partnership's revenue, income and identifiable assets.

     The principal markets during 1998 for the oil produced by the Partnership were refineries and oil transmission companies that have facilities near the Partnership's oil producing properties. The principal markets for the Partnership's gas were companies that have pipelines located near the Partnership's gas producing properties. Of the Partnership's total oil and gas revenues for 1998, approximately 52% and 19% were attributable to sales made to Genesis Crude Oil, L.P. and Western Gas Resources, Inc., respectively.

     The Partnership's revenues, profitability, cash flow and future rate of growth are highly dependent on the prevailing prices of oil and gas, which are affected by numerous factors beyond the Partnership's control. Oil and gas prices historically have been very volatile. A substantial or extended decline in the prices of oil or gas could have a material adverse effect on the Partnership's revenues, profitability and cash flow and could, under certain circumstances, result in a reduction in the carrying value of the Partnership's oil and gas properties.

     Because of the demand for oil and gas, the Partnership does not believe that the termination of the sales of its products to any one customer would have a material adverse impact on its operations. The loss of a particular customer for gas may have an effect if that particular customer has the only gas pipeline located in the areas of the Partnership's gas producing properties. The Partnership believes, however, that the effect would be temporary, until alternative arrangements could be made.

         1103

     Federal and state regulation of oil and gas operations generally includes the fixing of maximum prices for regulated categories of natural gas, the imposition of maximum allowable production rates, the taxation of income and other items, and the protection of the environment. Although the Partnership believes that its business operations do not impair environmental quality and that its costs of complying with any applicable environmental regulations are not currently significant, the Partnership cannot predict what, if any, effect these environmental regulations may have on its current or future operations.

     The Partnership does not have any employees of its own. Pioneer USA employs 818 persons, many of whom dedicated a part of their time to the conduct of the Partnership's business during the period for which this report is filed. Pioneer USA is responsible for all management functions.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves.

     No material part of the Partnership's business is seasonal and the Partnership conducts no foreign operations.

ITEM 2. PROPERTIES

     The Partnership's properties consist primarily of leasehold interests in properties on which oil and gas wells are located. Such property interests are often subject to landowner royalties, overriding royalties and other oil and gas leasehold interests.

     Fractional working interests in developmental oil and gas prospects located primarily in the Spraberry Trend Area of West Texas were acquired by the Partnership, resulting in the Partnership's participation in the drilling of 48 oil and gas wells. One well has been plugged and abandoned. At December 31, 1998, the Partnership had 47 wells producing.

     For information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996, see Note 7 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" below. Such reserves have been estimated by the engineering staff of Pioneer USA with a review by Williamson Petroleum Consultants, Inc., an independent petroleum consultant.

ITEM 3. LEGAL PROCEEDINGS

     The Partnership from time to time is a party to various legal proceedings incidental to its business involving claims in oil and gas leases or interests, other claims for damages in amounts not in excess of 10% of its current assets and other matters, none of which Pioneer believes to be material to the Partnership.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to a vote of security holders during the fourth quarter of 1998.

         1104

                                    PART II

ITEM 5. MARKET FOR PARTNERSHIP'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     At March 8, 1999, the Partnership had 11,620 outstanding limited partnership interests held of record by 717 subscribers. There is no established public trading market for the limited partnership interests. Under the limited partnership agreement, Pioneer USA has made certain commitments to purchase partnership interests at a computed value.

     Revenues which, in the sole judgement of the managing general partner, are not required to meet the Partnership's obligations are distributed to the partners at least quarterly in accordance with the limited partnership agreement. During the years ended December 31, 1998 and 1997, distributions of $427,238 and $872,747, respectively, were made to the limited partners.

ITEM 6. SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the years ended December 31:

                             1998         1997         1996         1995         1994
                          ----------   ----------   ----------   ----------   -----------
OPERATING RESULTS:
  Oil and gas sales.....  $  955,645   $1,411,247   $1,629,975   $1,387,494   $ 1,568,783
                          ==========   ==========   ==========   ==========   ===========
  Impairment of oil and
     gas properties.....  $  306,043   $  485,158   $       --   $1,008,771   $ 1,055,409
                          ==========   ==========   ==========   ==========   ===========
  Net income (loss).....  $ (280,631)  $   (7,029)  $  654,054   $ (755,419)  $(1,032,621)
                          ==========   ==========   ==========   ==========   ===========
  Allocation of net
     income (loss):
     Managing general
       partner..........  $   (2,806)  $      (70)  $    6,540   $   (7,554)  $   (10,326)
                          ==========   ==========   ==========   ==========   ===========
     Limited partners...  $ (277,825)  $   (6,959)  $  647,514   $ (747,865)  $(1,022,295)
                          ==========   ==========   ==========   ==========   ===========
  Net income (loss) per
     limited partners'
     interest...........  $   (23.91)  $     (.60)  $    55.72   $   (64.36)  $    (87.98)
                          ==========   ==========   ==========   ==========   ===========
  Limited partners' cash
     distributions per
     limited partners'
     interest...........  $    36.77   $    75.11   $    70.97   $    64.70   $     77.81
                          ==========   ==========   ==========   ==========   ===========
AT YEAR END:
          Total
            assets......  $2,667,803   $3,402,546   $4,289,878   $4,511,078   $ 5,976,067
                          ==========   ==========   ==========   ==========   ===========

ITEM 7.MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  1998 compared to 1997

     The Partnership's 1998 oil and gas revenues decreased 32% to $955,645 from $1,411,247 in 1997. The decrease in revenues resulted from lower average prices received. In 1998, 49,403 barrels of oil, 21,220 barrels of natural gas liquids ("NGLs") and 108,617 mcf of gas were sold, or 88,726 barrel of oil equivalents ("BOEs"). In 1997, 51,993 barrels of oil, 8,865 barrels of NGLs and 135,829 mcf of gas were sold, or 83,496 BOEs. Due to the decline characteristics of the Partnership's oil and gas properties, management expects a certain amount of decline in production in the future until the Partnership's economically recoverable reserves are fully depleted.

         1105

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. Effective September 30, 1997, as a result of the merger with Mesa, the managing general partner accounts for processed natural gas production in two components: natural gas liquids and dry residue gas. As a result of the change in the managing general partner's policy, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, separate product volumes will not be comparable for periods prior to September 30, 1997. Also, prices for gas products will not be comparable as the price per mcf for natural gas for the year ended December 31, 1998 is the price received for dry residue gas and the price per mcf for natural gas produced prior to October 1997 was presented as a price for wet gas (i.e., natural gas liquids combined with dry residue gas).

     The average price received per barrel of oil decreased $6.40, or 33%, from $19.55 in 1997 to $13.15 in 1998. The average price received per barrel of NGLs decreased $3.60, or 36%, from $10.04 in 1997 to $6.44 in 1998. The average price received per mcf of gas decreased 31% from $2.25 in 1997 to $1.56 in 1998. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1998.

     Total costs and expenses decreased in 1998 to $1,247,302 as compared to $1,432,817 in 1997, a decrease of $185,515, or 13%. The decrease was due to declines in the impairment of oil and gas properties, production costs and general and administrative expenses ("G&A"), offset by an increase in depletion.

     Production costs were $535,948 in 1998 and $570,417 in 1997, resulting in a decrease of $34,469, or 6%. This decrease resulted from a decline in production taxes due to the decline in oil and gas revenues and a decrease in well maintenance costs.

     G&A's components are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A decreased, in aggregate, 12% from $49,938 in 1997 to $43,977 in 1998. The Partnership paid the managing general partner $24,415 in 1998 and $42,044 in 1997 for G&A incurred on behalf of the Partnership. G&A is allocated, in part, to the Partnership by the managing general partner. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the managing general partner reviews the Partnership's oil and gas properties for impairment whenever events or circumstances indicate a decline in the recoverability of the carrying value of the Partnership's assets may have occurred. Declining commodity prices prompted impairment reviews in 1998 and 1997. As a result of the review and evaluation of its long-lived assets for impairment, the Partnership recognized non-cash charges of $306,043 and $485,158 related to its oil and gas properties during 1998 and 1997, respectively.

     Depletion increased in 1998 to $361,334 as compared to $327,304 in 1997. This represented an increase of $34,030, or 10%. This increase was the result of a decline in proved reserves during 1998 due to the lower commodity prices, offset by a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1997 and a reduction in oil production of 2,590 barrels for the period ended December 31, 1998 compared to the same period in 1997.

  1997 compared to 1996

     The Partnership's 1997 oil and gas revenues decreased 13% to $1,411,247 from $1,629,975 in 1996. The decrease in revenues resulted from lower average prices received. In 1997, 51,993 barrels of oil, 8,865

         1106

barrels of NGLs and 135,829 mcf of gas were sold, or 83,496 BOEs. In 1996, 57,484 barrels of oil and 150,454 mcf of gas were sold, or 82,560 BOEs.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. As is described above in "Results of Operations -- 1998 compared to 1997", the Partnership changed its method of accounting for processed natural gas to a dry gas basis in the fourth quarter of 1997. As a result of this change, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, 1997 and 1996 separate product volumes are not comparable.

     The average price received per barrel of oil decreased $2.21, or 10%, from $21.76 in 1996 to $19.55 in 1997. The average price received per barrel of NGLs during 1997 was $10.04. The average price received per mcf of gas decreased 11% from $2.52 in 1996 to $2.25 in 1997.

     Total costs and expenses increased in 1997 to $1,432,817 as compared to $987,243 in 1996, an increase of $445,574, or 45%. The increase was due to the impairment of oil and gas properties, offset by decreases in depletion, production costs and G&A.

     Production costs were $570,417 in 1997 and $577,650 in 1996, resulting in a decrease of $7,233. This decrease resulted from a decline in well maintenance costs and production taxes, offset by an increase in ad valorem taxes.

     During this period, G&A decreased, in aggregate, 11% from $56,036 in 1996 to $49,938 in 1997. The Partnership paid the managing general partner $42,044 in 1997 and $35,518 in 1996 for G&A incurred on behalf of the Partnership.

     The Partnership recognized a non-cash SFAS 121 impairment provision of $485,158 related to its proved oil and gas properties during the fourth quarter of 1997.

     Depletion decreased in 1997 to $327,304 as compared to $353,557 in 1996. This represented a decrease of $26,253, or 7%. This decrease was primarily attributable to a decrease in oil production of 5,491 barrels during 1997 as compared to 1996, offset by a decline in oil reserves during 1997 as a result of lower commodity prices.

IMPACT OF INFLATION AND CHANGING PRICES ON SALES AND NET LOSS

     Inflation impacts the fixed overhead rate charges of the lease operating expenses for the Partnership. During 1998, the annual change in the index of average weekly earnings of crude petroleum and gas production workers issued by the U.S. Department of Labor, Bureau of Labor Statistics increased (effective April 1, 1998) 10.3%. The 1997 annual change in average weekly earnings increased by 2%. The 1996 index increased 4.1%. The impact of inflation for other lease operating expenses is small due to the current economic condition of the oil industry.

     The oil and gas industry experienced volatility during the past decade because of the fluctuation of the supply of most fossil fuels relative to the demand for such products and other uncertainties in the world energy markets causing significant fluctuations in oil and gas prices. During 1998, the price per barrel for oil production similar to the Partnership's ranged from approximately $9.50 to $15.50. During most of 1997 and 1996, the Partnership benefitted from higher oil prices as compared to previous years. However, during the fourth quarter of 1997, oil prices began a downward trend that has continued into March 1999. On March 8, 1999, the market price for West Texas intermediate crude was $11.00 per barrel. A continuation of the current commodity price environment will continue to have an adverse effect on the Partnership's revenues, operating cash flow and distributions and could result in additional decreases in the carrying value of the Partnership's oil and gas properties.

     Prices for natural gas are subject to ordinary seasonal fluctuations, and this volatility of natural gas prices may result in production being curtailed and, in some cases, wells being completely shut-in.

         1107

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $456,561 during 1998 from 1997. The decrease was primarily due to a decline in oil and gas sales receipts and higher G&A expenses paid, offset by a decline in production costs paid.

  Net Cash Used in Investing Activities

     The Partnership's investing activities during 1998 and 1997 included expenditures related to equipment replacement on various oil and gas properties.

     Proceeds from asset dispositions of $5,617 recognized during 1998 was due to equipment credits received on active properties.

  Net Cash Used in Financing Activities

     Cash was sufficient in 1998 for distributions to the partners of $431,553, of which $4,315 was distributed to the managing general partner and $427,238 to the limited partners. In 1997, cash was sufficient for distributions to the partners of $881,563, of which $8,816 was distributed to the managing general partner and $872,747 to the limited partners.

     The current commodity price environment will continue to impact the distributions and could result in limited or no distributions to the partners.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     The assessment phase of the managing general partner's Year 2000 project is at varying stages of completion as it pertains to information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the assessment phase is approximately 86% complete, on a worldwide basis, and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

         1108

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     The managing general partner expects to complete the assessment phase of its Year 2000 project by the end of the first quarter of 1999 but is being delayed by limited responses received on inquiries made of third party businesses. To date, the managing general partner has distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 37% of those inquiries.

     The remedial phase of the managing general partner's Year 2000 project is also at varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the remedial phase is approximately 54% complete, on a worldwide basis, subject to the continuing results of the third party inquiry assessments and the testing phase. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and is currently testing this system for Year 2000 compliance. The remediation of non-information technology is expected to be completed during July 1999. The managing general partner's Year 2000 remedial actions have not significantly delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of the Artesia system upgrades by March 1999 and all other information technology systems and non-information technology remediation by the end of the third quarter of 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. The managing general partner intends to use its working capital to pay for the costs of the Year 2000 projects. As of December 31, 1998, the managing general partner's total costs incurred on the Year 2000 problem were $1.8 million, of which $200 thousand were incurred to replace non-compliant systems. The managing general partner will allocate a portion of the costs of the Year 2000 programming charges to the Partnership in accordance with the general and administration allocation. (See Note 2 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".)

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the assessment phase of the managing general partner's Year 2000 project, contingency plans are being designed to mitigate the exposures to mission-critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

         1109

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Financial Statements of Parker & Parsley 91-A, L.P.:
  Independent Auditors' Report -- Ernst & Young LLP.........    9
  Independent Auditors' Report -- KPMG LLP..................   10
  Balance Sheets as of December 31, 1998 and 1997...........   11
  Statements of Operations for the Years Ended December 31,
     1998, 1997 and 1996....................................   12
  Statements of Partners' Capital for the Years Ended
     December 31, 1998, 1997 and 1996.......................   13
  Statements of Cash Flows for the Years Ended December 31,
     1998, 1997 and 1996....................................   14
  Notes to Financial Statements.............................   15

         1110

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 91-A, L.P.
(A Delaware Limited Partnership):

     We have audited the balance sheet of Parker & Parsley 91-A, L.P. as of December 31, 1998, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 91-A, L.P. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

Dallas, Texas
March 15, 1999

         1111

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 91-A, L.P.
(A Delaware Limited Partnership):

     We have audited the financial statements of Parker & Parsley 91-A, L.P. as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 91-A, L.P. as of December 31, 1997, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Midland, Texas
March 20, 1998

         1112

                          PARKER & PARSLEY 91-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                  DECEMBER 31

                                     ASSETS

                                                                 1998          1997
                                                              -----------   -----------
Current assets:
  Cash......................................................  $   158,378   $   181,103
  Accounts receivable -- oil and gas sales..................      111,524       165,842
                                                              -----------   -----------
          Total current assets..............................      269,902       346,945
                                                              -----------   -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    9,678,161     9,668,484
Accumulated depletion.......................................   (7,280,260)   (6,612,883)
                                                              -----------   -----------
          Net oil and gas properties........................    2,397,901     3,055,601
                                                              -----------   -----------
                                                              $ 2,667,803   $ 3,402,546
                                                              ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $    14,062   $    36,621
Partners' capital:
  Managing general partner..................................       26,581        33,702
  Limited partners (11,620 interests).......................    2,627,160     3,332,223
                                                              -----------   -----------
                                                                2,653,741     3,365,925
                                                              -----------   -----------
                                                              $ 2,667,803   $ 3,402,546
                                                              ===========   ===========

   The accompanying notes are an integral part of these financial statements.

         1113

                          PARKER & PARSLEY 91-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998         1997         1996
                                                           ----------   ----------   ----------
Revenues:
  Oil and gas............................................  $  955,645   $1,411,247   $1,629,975
  Interest...............................................      11,026       14,541       11,172
  Gain on disposition of assets..........................          --           --          150
                                                           ----------   ----------   ----------
                                                              966,671    1,425,788    1,641,297
                                                           ----------   ----------   ----------
Costs and expenses:
  Oil and gas production.................................     535,948      570,417      577,650
  General and administrative.............................      43,977       49,938       56,036
  Impairment of oil and gas properties...................     306,043      485,158           --
  Depletion..............................................     361,334      327,304      353,557
                                                           ----------   ----------   ----------
                                                            1,247,302    1,432,817      987,243
                                                           ----------   ----------   ----------
Net income (loss)........................................  $ (280,631)  $   (7,029)  $  654,054
                                                           ==========   ==========   ==========
Allocation of net income (loss):
  Managing general partner...............................  $   (2,806)  $      (70)  $    6,540
                                                           ==========   ==========   ==========
  Limited partners.......................................  $ (277,825)  $   (6,959)  $  647,514
                                                           ==========   ==========   ==========
Net income (loss) per limited partners' interest.........  $   (23.91)  $     (.60)  $    55.72
                                                           ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

         1114

                          PARKER & PARSLEY 91-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                        STATEMENTS OF PARTNERS' CAPITAL

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Partners' capital at January 1, 1996.......................  $44,378    $4,389,079   $4,433,457
  Distributions............................................   (8,330)     (824,664)    (832,994)
  Net income...............................................    6,540       647,514      654,054
                                                             -------    ----------   ----------
Partners' capital at December 31, 1996.....................   42,588     4,211,929    4,254,517
  Distributions............................................   (8,816)     (872,747)    (881,563)
  Net loss.................................................      (70)       (6,959)      (7,029)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1997.....................   33,702     3,332,223    3,365,925
  Distributions............................................   (4,315)     (427,238)    (431,553)
  Net loss.................................................   (2,806)     (277,825)    (280,631)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1998.....................  $26,581    $2,627,160   $2,653,741
                                                             =======    ==========   ==========

   The accompanying notes are an integral part of these financial statements.

         1115

                          PARKER & PARSLEY 91-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998        1997        1996
                                                            ---------   ---------   ---------
Cash flows from operations:
  Net income (loss).......................................  $(280,631)  $  (7,029)  $ 654,054
  Adjustment to reconcile net income (loss) to net cash
     provided by operating activities:
     Impairment of oil and gas properties.................    306,043     485,158          --
     Depletion............................................    361,334     327,304     353,557
     Gain on disposition of assets........................         --          --        (150)
  Changes in assets and liabilities:
     Accounts receivable..................................     54,318      68,373     (95,384)
     Accounts payable.....................................    (22,559)      1,260     (41,134)
                                                            ---------   ---------   ---------
          Net cash provided by operating activities.......    418,505     875,066     870,943
                                                            ---------   ---------   ---------
Cash flows from investing activities:
  Additions to oil and gas properties.....................    (15,294)    (14,946)    (10,053)
  Proceeds from asset disposition.........................      5,617          --         150
                                                            ---------   ---------   ---------
          Net cash used in investing activities...........     (9,677)    (14,946)     (9,903)
                                                            ---------   ---------   ---------
Cash flows from financing activities:
  Cash distributions to partners..........................   (431,553)   (881,563)   (832,994)
                                                            ---------   ---------   ---------
Net increase (decrease) in cash...........................    (22,725)    (21,443)     28,046
Cash at beginning of year.................................    181,103     202,546     174,500
                                                            ---------   ---------   ---------
Cash at end of year.......................................  $ 158,378   $ 181,103   $ 202,546
                                                            =========   =========   =========

   The accompanying notes are an integral part of these financial statements.

         1116

                          PARKER & PARSLEY 91-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 91-A, L.P. (the "Partnership") is a limited partnership organized in 1991 under the laws of the State of Delaware. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Petroleum USA, Inc. ("PPUSA"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPUSA was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPUSA's successor by merger.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Oil and gas properties -- The Partnership utilizes the successful efforts method of accounting for its oil and gas properties and equipment. Under this method, all costs associated with productive wells and nonproductive development wells are capitalized while nonproductive exploration costs are expensed. Capitalized costs relating to proved properties are depleted using the unit-of-production method on a property-by-property basis based on proved oil (dominant mineral) reserves as determined by the engineering staff of Pioneer USA, the Partnership's managing general partner, and reviewed by independent petroleum consultants. The carrying amounts of properties sold or otherwise disposed of and the related allowances for depletion are eliminated from the accounts and any gain or loss is included in operations.

     Impairment of long-lived assets -- In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of " ("SFAS 121"), the Partnership reviews its long-lived assets to be held and used on an individual property basis, including oil and gas properties accounted for under the successful efforts method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows is less than the carrying amount of the assets. In this circumstance, the Partnership recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

     Use of estimates in the preparation of financial statements -- Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Net income (loss) per limited partnership interest -- The net income (loss) per limited partnership interest is calculated by using the number of outstanding limited partnership interests.

     Income taxes -- A Federal income tax provision has not been included in the financial statements as the income of the Partnership is included in the individual Federal income tax returns of the respective partners.

         1117
                          PARKER & PARSLEY 91-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Statements of cash flows -- For purposes of reporting cash flows, cash includes depository accounts held by banks.

     General and administrative expenses -- General and administrative expenses are allocated in part to the Partnership by the managing general partner or its affiliates. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     Reclassifications -- Certain reclassifications may have been made to the 1997 and 1996 financial statements to conform to the 1998 financial statement presentations.

     Environmental -- The Partnership is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Partnership to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of cash payments for the liability or component are fixed or reliably determinable. No such liabilities have been accrued as of December 31, 1998.

     Revenue recognition -- The Partnership uses the entitlements method of accounting for crude oil and natural gas revenues.

     Reporting comprehensive income -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") establishes standards for the reporting and display of comprehensive income (loss) and its components in a full set of general purpose financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Partnership has no items of other comprehensive income (loss), as defined by SFAS No. 130. Consequently, the provisions of SFAS No. 130 do not apply to the Partnership.

NOTE 3. IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS 121, the Partnership reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of the carrying value of the Partnership's oil and gas properties. Based upon a decline in the Partnership's outlook for future commodity prices, the Partnership has estimated the expected future cash flows of its oil and gas properties as of December 31, 1998, 1997 and 1996, and compared such estimated future cash flows to the respective carrying amount of the oil and gas properties to determine if the carrying amounts were likely to be recoverable. For those proved oil and gas properties for which the carrying amount exceeded the estimated future cash flows, an impairment was determined to exist; therefore, the Partnership adjusted the carrying amount of those oil and gas properties to their fair value as determined by discounting their expected future cash flows at a discount rate commensurate with the risks involved in the industry. As a result, the Partnership recognized non-cash impairment provisions of $306,043 and $485,158 related to its proved oil and gas properties during 1998 and 1997, respectively.

         1118
                          PARKER & PARSLEY 91-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. INCOME TAXES

     The financial statement basis of the Partnership's net assets and liabilities was $1,258,242 greater than the tax basis at December 31, 1998.

     The following is a reconciliation of net income (loss) per statements of operations with the net income per Federal income tax returns for the years ended December 31:

                                                        1998        1997       1996
                                                      ---------   --------   --------
Net income (loss) per statements of operations......  $(280,631)  $ (7,029)  $654,054
Depletion and depreciation provisions for tax
  reporting purposes greater than amounts for
  financial reporting purposes......................    (11,376)   (56,924)   (44,893)
Impairment of oil and gas properties for financial
  reporting purposes................................    306,043    485,158         --
Other...............................................      8,462     (3,418)    11,084
                                                      ---------   --------   --------
          Net income per Federal income tax
            returns.................................  $  22,498   $417,787   $620,245
                                                      =========   ========   ========

NOTE 5. OIL AND GAS PRODUCING ACTIVITIES

     The following is a summary of the costs incurred, whether capitalized or expensed, related to the Partnership's oil and gas producing activities for the years ended December 31:

                                                            1998      1997      1996
                                                           -------   -------   ------
Development costs........................................  $15,294   $14,946   $8,927
                                                           =======   =======   ======

     Capitalized oil and gas properties consist of the following:

                                                                1998          1997
                                                             -----------   -----------
Property acquisition costs................................   $   343,666   $   343,666
Completed wells and equipment.............................     9,334,495     9,324,818
                                                             -----------   -----------

                                                               9,678,161     9,668,484
Accumulated depletion.....................................    (7,280,260)   (6,612,883)
                                                             -----------   -----------

          Net capitalized costs...........................   $ 2,397,901   $ 3,055,601
                                                             ===========   ===========

NOTE 6. RELATED PARTY TRANSACTIONS

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $210,197   $244,169   $218,737

Reimbursement of general and administrative
  expenses...........................................  $ 24,415   $ 42,044   $ 35,518

     The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Pioneer USA, P&P Employees 91-A GP ("EMPL")

         1119
                          PARKER & PARSLEY 91-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

(the "Entities") and the Partnership are parties to the Program agreement. EMPL is a general partnership organized for the benefit of certain employees of Pioneer USA.

     The costs and revenues of the Program are allocated to the Entities and the Partnership as follows:

                                                             ENTITIES    PARTNERSHIP(1)
                                                            ----------   ---------------
Revenues:
  Proceeds from disposition of depreciable and depletable
     properties...........................................  34.3434343%    65.6565657%
  All other revenues......................................  34.3434343%    65.6565657%

Costs and expenses:
  Lease acquisition costs, drilling and completion costs
     and all other costs..................................  24.2424242%    75.7575758%
  Operating costs, reporting and legal expenses and
     general and administrative expenses..................  34.3434343%    65.6565657%

---------------

(1) Includes Pioneer USA's 1% general partner ownership which is allocated at the Partnership level and 45 limited partner interests owned by Pioneer USA.

NOTE 7. OIL AND GAS INFORMATION (UNAUDITED)

     The following table presents information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities during the years then ended. Due to a change in the accounting policy of the managing general partner in 1997, the Partnership began accounting for processed natural gas production in two components: processed natural gas liquids ("NGLs") and dry residue gas. NGLs are reflected in "Oil and NGLs" in the table below. All of the Partnership's reserves are proved developed and located within the United States. The Partnership's reserves are based on an evaluation prepared by Pioneer USA internal engineers and reviewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant, using criteria established by the Securities and Exchange Commission. Reserve value information is available to limited partners pursuant to the partnership agreement and, therefore, is not presented.

                                                              OIL AND NGSS      GAS
                                                                 (BBLS)        (MCF)
                                                              ------------   ----------
Net proved reserves at January 1, 1996......................     717,366      1,838,294
Revisions...................................................     110,536        570,978
Production..................................................     (57,484)      (150,454)
                                                                --------     ----------

Net proved reserves at December 31, 1996....................     770,418      2,258,818
Revisions...................................................     200,381     (1,059,329)
Production..................................................     (60,858)      (135,829)
                                                                --------     ----------

Net proved reserves at December 31, 1997....................     909,941      1,063,660
Revisions...................................................    (333,709)      (228,660)
Production..................................................     (70,623)      (108,617)
                                                                --------     ----------

Net proved reserves at December 31, 1998....................     505,609        726,383
                                                                ========     ==========

         1120
                          PARKER & PARSLEY 91-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     As of December 31, 1998, the estimated present value of future net revenues of proved reserves, calculated using December 31, 1998 prices of $10.61 per barrel of oil, $5.10 per barrel of NGLs and $1.40 per mcf of gas, discounted at 10% was approximately $949,000 and undiscounted was $1,405,000.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves. The Partnership emphasizes that reserve estimates are inherently imprecise and, accordingly, the estimates are expected to change as future information becomes available.

NOTE 8. MAJOR CUSTOMERS

     The following table reflects the major customers of the Partnership s oil and gas sales (a major customer is defined as a customer whose sales exceed 10% of total sales) during the years ended December 31:

                                                              1998   1997   1996
                                                              ----   ----   ----
Genesis Crude Oil, L.P. ....................................   52%    55%    58%
Western Gas Resources, Inc. ................................   19%    18%     6%

     At December 31, 1998, the amounts receivable from Genesis Crude Oil, L.P. and Western Gas Resources, Inc. were $32,186 and $27,444, respectively, which are included in the caption "Accounts receivable -- oil and gas sales" in the accompanying Balance Sheet.

     The Partnership's share of oil and gas production is sold to various purchasers. Pioneer USA is of the opinion that the loss of any one purchaser would not have an adverse effect on the ability of the Partnership to sell its oil and gas production.

NOTE 9. ORGANIZATION AND OPERATIONS

     The Partnership was organized September 30, 1991 as a limited partnership under the Delaware Act for the purpose of acquiring and developing oil and gas properties. The general partners were converted to limited partners on November 30, 1992. The managing general partner received an opinion of legal counsel to the effect that such conversion will not result in material adverse tax consequences. The following is a brief summary of the more significant provisions of the limited partnership agreement:

          Managing general partner -- The managing general partner of the Partnership is Pioneer USA. Pioneer USA has the power and authority to manage, control and administer all Partnership affairs. As managing general partner and operator of the Partnership's properties, all production expenses are incurred by Pioneer USA and billed to the Partnership and a portion of revenue is initially received by Pioneer USA prior to being paid to the Partnership. Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs, and 1% of its operating and general and administrative expenses. In return it is allocated 1% of the Partnership's revenues.

          Limited partner liability -- The maximum amount of liability of any limited partner is the total contributions of such partner plus his share of any undistributed profits.

          Initial capital contributions -- The limited partners entered into subscription agreements for aggregate capital contributions of $11,620,000. The managing general partner is required to contribute amounts equal to 1% of initial Partnership capital less sales commission costs allocated to the limited partners and to contribute amounts necessary to pay costs and expenses allocated to it under the partnership agreement to the extent its share of revenues does not cover such costs.

         1121

ITEM 9.CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP

     The Partnership does not have any officers or directors. Under the limited partnership agreement, the Partnership's managing general partner, Pioneer USA, is granted the exclusive right and full authority to manage, control and administer the Partnership's business.

     Set forth below are the names, ages and positions of the directors and executive officers of Pioneer USA. Directors of Pioneer USA are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

                                               AGE AT
                                            DECEMBER 31,
NAME                                            1998                     POSITION
----                                        ------------                 --------
Scott D. Sheffield........................       46        President and Director
Timothy L. Dove...........................       42        Executive Vice President and Director
Dennis E. Fagerstone......................       49        Executive Vice President and Director
Mark L. Withrow...........................       51        Executive Vice President, General
                                                             Counsel and Director
M. Garrett Smith..........................       37        Executive Vice President, Chief
                                                           Financial Officer and Director
Mel Fischer(a)............................       64        Executive Vice President
Lon C. Kile...............................       43        Executive Vice President
Rich Dealy................................       32        Vice President and Chief Accounting
                                                             Officer

---------------

(a) Mr. Fischer was a director and officer until his retirement from Pioneer and Pioneer USA on February 19, 1999.

     Scott D. Sheffield. Mr. Sheffield is a distinguished graduate of The University of Texas with a B.S. in Petroleum Engineering. Since August 1997, he has served as President, Chief Executive Officer and a director of Pioneer and President and a director of Pioneer USA. Mr. Sheffield was the President and a director of Parker & Parsley from May 1990 until August 1997 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley from October 1990 until August 1997. He was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. He served as Vice President -- Engineering of PPDC from September 1981 until April 1985 when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove became Executive Vice President -- Business Development of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Prior to joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp, in various capacities in international exploration and production, marketing, refining and marketing and planning and development. Mr. Dove earned a B.S. in Mechanical

         1122

Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. He served as Executive Vice President and Chief Operating Officer of Mesa from March 1, 1997 until August 1997. From October 1996 to February 1997, Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa and from May 1991 to October 1996, he served as Vice President -- Exploration and Production of Mesa. From June 1988 to May 1991, Mr. Fagerstone served as Vice President -- Operations of Mesa.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a B. S. in Accounting and Texas Tech University with a Juris Doctorate degree, became Executive Vice President, General Counsel and Secretary of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Withrow was Vice President -- General Counsel of Parker & Parsley from January 1991, when he joined Parker & Parsley, to January 1995, when he was appointed Senior Vice President -- General Counsel. He was Parker & Parsley's Secretary from August 1992 until August 1997. Prior to joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     M. Garrett Smith. Mr. Smith, a graduate of The University of Texas with a B.S. in Electrical Engineering and Southern Methodist University with an M.B.A., was appointed Executive Vice President and Chief Financial Officer of Pioneer in December 1997. He served as Senior Vice President -- Finance of Pioneer from August 1997 until December 1997. Mr. Smith was elected Senior Vice President -- Finance and a director of Pioneer USA in August 1997. He served as Vice President -- Corporate Acquisitions of Mesa from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of Mesa and from 1994 to 1996 he served as Director of Financial Planning of Mesa. Mr. Smith was employed by BTC Partners, Inc. (a former financial advisor to Mesa) from 1989 to 1994.

     Mel Fischer. Mr. Fischer, a graduate of the University of California at Berkeley with a Masters degree in Geology, became Executive Vice
President -- Worldwide Exploration of Pioneer and Pioneer USA in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997 and was Executive Vice President -- Worldwide Exploration for Parker & Parsley from February 1997 to August 1997. Mr. Fischer retired from Pioneer and Pioneer USA effective February 15, 1999. He worked in the petroleum industry for 32 years, starting as a Petroleum Geologist with Texaco in 1962, and retiring as President, Occidental International Exploration and Production Company in March 1994. For the 10 years prior to becoming President of Occidental International, he served as Executive Vice President, World Wide Exploration with Occidental Oil and Gas Corporation. He is a registered geologist in the State of California, a member of the American Association of Petroleum Geologists and an emeritus member of the Board of Advisors for the Earth Sciences Research Institute at the University of Utah.

     Lon C. Kile. Mr. Kile, a graduate of Oklahoma State University with a B.B.A. in Accounting, became Executive Vice President of Pioneer and Pioneer USA in August 1997. Mr. Kile was Senior Vice President -- Investor Relations from October 1996 to August 1997. Previously, he served as Vice President and Manager of the Mid-Continent Division, Vice President -- Equity Finance & Analysis and Vice President -- Marketing & Program Administration. Prior to joining Parker & Parsley in 1985, he was employed as Supervisor -- Senior, Audit, in charge of Parker & Parsley's audit, with Arthur Young.

     Rich Dealy. Mr. Dealy is a graduate of Eastern New Mexico University with a B.B.A. in Accounting and Finance and is a Certified Public Accountant. He became Vice President and Chief Accounting Officer of Pioneer and Pioneer USA in February 1998. Mr. Dealy served as Controller of Pioneer USA from August 1997 to February 1998. He served as Controller of Parker & Parsley from August 1995 to August 1997. Mr. Dealy joined Parker & Parsley as an Accounting Manager in July, 1992. He was previously employed with KPMG Peat Marwick as an Audit Senior, in charge of Parker & Parsley's audit.

         1123

ITEM 11. EXECUTIVE COMPENSATION

     The Partnership does not have any directors or officers. Management of the Partnership is vested in the managing general partner. The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Under the Program agreement, Pioneer USA and P&P Employees 91-A GP ("EMPL") pay approximately 25% of the Partnership's acquisition, drilling and completion costs and approximately 35% of its operating and general and administrative expenses. In return, they are allocated approximately 35% of the Partnership's revenues. See Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" for information regarding fees and reimbursements paid to the managing general partner or its affiliates by the Partnership.

     Pioneer USA's current executive officers and other employees are general partners of EMPL. EMPL serves as a co-general partner of the Program. Under this arrangement, EMPL pays approximately 2.5% of the Partnership's acquisition, drilling and completion costs and approximately 3.5% of its operating and general and administrative expenses. In return, EMPL is allocated approximately 3.5% of the Partnership's revenues. EMPL does not receive any fees or reimbursements from the Partnership.

     The Partnership does not directly pay any salaries of the executive officers or employees of Pioneer USA, but does pay a portion of Pioneer USA's general and administrative expenses of which these salaries are a part. See Note 6 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  (a) Beneficial owners of more than five percent

     The Partnership is not aware of any person who beneficially owns 5% or more of the outstanding limited partnership interests of the Partnership. Pioneer USA owned 45 limited partner interests at January 1, 1999.

  (b) Security ownership of management

     The Partnership does not have any officers or directors. The managing general partner of the Partnership, Pioneer USA, has the exclusive right and full authority to manage, control and administer the Partnership's business. Under the limited partnership agreement, limited partners holding a majority of the outstanding limited partnership interests have the right to take certain actions, including the removal of the managing general partner or any other general partner. The Partnership is not aware of any current arrangement or activity which may lead to such removal. The Partnership is not aware of any officer or director of Pioneer USA who beneficially owns limited partnership interests in the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Transactions with the managing general partner or its affiliates

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $210,197   $244,169   $218,737
Reimbursement of general and administrative
  expenses...........................................  $ 24,415   $ 42,044   $ 35,518

     Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues. Also, see Notes 6 and 9 of Notes to Financial

         1124

Statements included in "Item 8. Financial Statements and Supplementary Data", regarding the Partnership's participation in oil and gas activities of the Program.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K

  (a) 1. Financial statements

     The following are filed as part of this annual report:

          Independent Auditors' Report -- Ernst & Young LLP

          Independent Auditors' Report -- KPMG LLP

          Balance sheets as of December 31, 1998 and 1997

          Statements of operations for the years ended December 31, 1998, 1997 and 1996

          Statements of partners' capital for the years ended December 31, 1998, 1997 and 1996

          Statements of cash flows for the years ended December 31, 1998, 1997 and 1996

          Notes to financial statements

  2. Financial statement schedules

     All financial statement schedules have been omitted since the required information is in the financial statements or notes thereto, or is not applicable nor required.

  (b) Reports on Form 8-K

     None.

  (c) Exhibits

     The exhibits listed on the accompanying index to exhibits are filed or incorporated by reference as part of this annual report.

         1125

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PARKER & PARSLEY 91-A, L.P.

                                            By: Pioneer Natural Resources USA,
                                                Inc.
                                                Managing General Partner

                                            By:   /s/ SCOTT D. SHEFFIELD
                                              ----------------------------------
                                                     Scott D. Sheffield,
                                                          President

Dated: March 25, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


               /s/ SCOTT D. SHEFFIELD                  President and Director of        March 25, 1999
-----------------------------------------------------    Pioneer USA
                 Scott D. Sheffield

                 /s/ TIMOTHY L. DOVE                   Executive Vice President and     March 25, 1999
-----------------------------------------------------    Director of Pioneer USA
                   Timothy L. Dove

              /s/ DENNIS E. FAGERSTONE                 Executive Vice President and     March 25, 1999
-----------------------------------------------------    Director of Pioneer USA
                Dennis E. Fagerstone

                 /s/ MARK L. WITHROW                   Executive Vice President,        March 25, 1999
-----------------------------------------------------    General Counsel and Director
                   Mark L. Withrow                       of Pioneer USA

                /s/ M. GARRETT SMITH                   Executive Vice President, Chief  March 25, 1999
-----------------------------------------------------    Financial Officer and
                  M. Garrett Smith                       Director of Pioneer USA

                   /s/ LON C. KILE                     Executive Vice President of      March 25, 1999
-----------------------------------------------------    Pioneer USA
                     Lon C. Kile

                   /s/ RICH DEALY                      Vice President and Chief         March 25, 1999
-----------------------------------------------------    Accounting Officer of Pioneer
                     Rich Dealy                          USA

         1126

                          PARKER & PARSLEY 91-A, L.P.

                               INDEX TO EXHIBITS

     The following documents are incorporated by reference in response to Item 14(c):

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------

          3(a)           -- Form of Agreement of Limited Partnership of Parker &
                            Parsley 91-A, L.P. incorporated by reference to Exhibit A
                            of the Partnership's Registration Statement on Form S-1
                            (Registration No. 33-38582) (hereinafter called the
                            Partnership's Registration Statement)
          4(b)           -- Form of Limited Partner Subscription Agreement
                            incorporated by reference to Exhibit C of the
                            Partnership's Registration Statement
          4(b)           -- Form of General Partner Subscription Agreement
                            incorporated by reference to Exhibit D of the
                            Partnership's Registration Statement
          4(b)           -- Power of Attorney incorporated by reference to Exhibit B of the Partnership's Registration Statement
          4(c)           -- Specimen Certificate of Limited Partnership Interest
                            incorporated by reference to Exhibit 4.3 of Amendment No.
                            2 of the Partnership's Registration Statement
         10(b)           -- Development Drilling Program Agreement incorporated by
                            reference to Exhibit B of the Partnership's Registration
                            Statement
         27.1*           -- Financial Data Schedule

---------------
* Filed herewith
         1127

                          PARKER & PARSLEY 91-A, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)
                        DECEMBER 31, 1998, 1997 AND 1996

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

     The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing discounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rates to the difference.

     Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider probable reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                1998       1997       1996
                                                              --------   --------   ---------
                                                                      (IN THOUSANDS)
Oil and gas producing activities:
  Future cash inflows.......................................  $ 5,509    $16,898    $ 27,284
  Future production costs...................................   (4,104)    (9,524)    (13,740)
  Future development costs..................................       --         --         172
                                                              -------    -------    --------
                                                                1,405      7,374      13,716
  10% annual discount factor................................     (456)    (3,469)     (6,952)
                                                              -------    -------    --------
  Standardized measure of discounted future net cash
     flows..................................................  $   949    $ 3,905    $  6,764
                                                              =======    =======    ========

                                                                YEAR ENDED DECEMBER 31,
                                                              ----------------------------
                                                               1998      1997       1996
                                                              -------   -------   --------
                                                                     (IN THOUSANDS)
Oil and Gas Producing Activities:
  Oil and gas sales, net of production costs................  $  (420)  $  (841)  $ (1,052)
  Net changes in prices and production costs................   (2,438)   (2,711)     2,128
  Extensions and discoveries................................       --        --         --
  Sales of minerals-in-place................................       --        --         --
  Purchases of minerals-in-place............................       --        --         --
  Revisions of estimated future development costs...........       --       (91)       (80)
  Revisions of previous quantity estimates and reserves
     added by development drilling..........................     (441)       80      1,682
  Accretion of discount.....................................      391       676        400
  Changes in production rates, timing and other.............      (48)       28       (314)
                                                              -------   -------   --------
  Change in present value of future net revenues............   (2,956)   (2,859)     2,764
                                                              -------   -------   --------
  Balance, beginning of year................................    3,905     6,764      4,000
                                                              -------   -------   --------
  Balance, end of year......................................  $   949   $ 3,905   $  6,764
                                                              =======   =======   ========

         1128

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

                            SUPPLEMENTAL INFORMATION

                                       OF

          PARKER & PARSLEY 91-B, L.P., A DELAWARE LIMITED PARTNERSHIP

                                       TO

            PROXY STATEMENT DATED                             , 1999

                             ----------------------

       THE DATE OF THIS SUPPLEMENT IS                             , 1999
                             ----------------------

     This document contains important information specific to Parker & Parsley
91-B, L.P. and supplements the proxy statement dated             , 1999, of
Pioneer Natural Resources USA, Inc., by which Pioneer USA is soliciting proxies to be voted at a special meeting of limited partners of the partnerships described in the proxy statement. The purpose of the special meeting is for you to vote upon the merger of Parker & Parsley 91-B, L.P. with and into Pioneer USA that, if completed, will result in your receiving cash for your partnership interests.

     This supplement contains the following information concerning Parker & Parsley 91-B, L.P.:

     - A table containing:

        -- the aggregate initial investment by the limited partners

        -- the aggregate historical limited partner distributions through June
           30, 1999

        -- the merger value per $1,000 limited partner investment as of June 30,
           1999

        -- the merger value per $1,000 limited partner investment as a multiple of distributions for the 12 months ended June 30, 1999

        -- the book value per $1,000 limited partner investment as of June 30, 1999 and as of December 31, 1998 and

        -- the ordinary tax loss per $1,000 limited partner investment in year of initial investment

     - Quarterly Report on Form 10-Q for the six months ended June 30, 1999

     - Annual Report on Form 10-K for the year ended December 31, 1998

     - Disclosures about the partnership's oil and gas producing activities
         1129

                          PARKER & PARSLEY 91-B, L.P.

                         SUPPLEMENTAL INFORMATION TABLE

Aggregate Initial Investment by the Limited Partners(a).....  $11,249
Aggregate Historical Limited Partner Distributions through
  June 30, 1999(a)..........................................  $ 6,052
Merger Value per $1,000 Limited Partner Investment as of
  June 30, 1999(b)..........................................  $212.20
Merger Value per $1,000 Limited Partner Investment as a
  Multiple of Distributions for the 12 Months ended June 30,
  1999(b)...................................................     9.23times
Book Value per $1,000 Limited Partner Investment:
  -- as of June 30, 1999(b).................................  $156.06
  -- as of December 31, 1998(b).............................  $158.87
Ordinary Tax Loss per $1,000 Limited Partner Investment in
  Year of Initial Investment(b), (c)........................  $   434

---------------

(a)  Stated in thousands.

(b) Interests in some partnerships were sold in units at prices other than $1,000. We have presented this information based on a $1,000 initial investment for ease of use and comparison among partnerships. You should not assume that the amount shown per $1,000 investment is the same as any value or amount attributable to a single unit investment.

(c) Your ability to use your distributive share of the partnership's loss to offset your other income may have been subject to certain limitations at your level as a partner, and you may therefore wish to consult your tax advisor to determine the additional value, if any, actually realized by you in your particular circumstances.
         1130

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                        COMMISSION FILE NO. 33-38582-02

                          PARKER & PARSLEY 91-B, L.P.
             (Exact name of Registrant as specified in its charter)

                   DELAWARE                                      75-2397335
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)


   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

      Registrant's Telephone Number, including area code : (915) 683-4768

                                 NOT APPLICABLE
   (Former name, former address and former fiscal year, if changed since last report)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         1131

                          PARKER & PARSLEY 91-B, L.P.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
                   PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS
     Balance Sheets as of June 30, 1999 and December 31,
      1998..................................................     3
     Statements of Operations for the three and six months
      ended June 30, 1999 and 1998..........................     4
     Statement of Partners' Capital for the six months ended
      June 30, 1999.........................................     5
     Statements of Cash Flows for the six months ended June
      30, 1999 and 1998.....................................     6
     Notes to Financial Statements..........................     7

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
        CONDITION AND RESULTS OF OPERATIONS.................     8

                    PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K....................    11
     27.1 Financial Data Schedule
     Signatures.............................................    12

         1132

                         PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                          PARKER & PARSLEY 91-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                                 BALANCE SHEETS

                                     ASSETS

                                                               JUNE 30,     DECEMBER 31,
                                                                 1999           1998
                                                              -----------   ------------
                                                              (UNAUDITED)
Current assets:
  Cash......................................................  $   164,394   $   165,231
  Accounts receivable -- oil and gas sales..................      168,967        97,159
                                                              -----------   -----------
          Total current assets..............................      333,361       262,390
                                                              -----------   -----------
Oil and gas properties -- at cost, based on the successful
  efforts accounting method.................................    9,739,820     9,728,987
Accumulated depletion.......................................   (8,267,369)   (8,171,041)
                                                              -----------   -----------
          Net oil and gas properties........................    1,472,451     1,557,946
                                                              -----------   -----------
                                                              $ 1,805,812   $ 1,820,336
                                                              ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
  Accounts payable -- affiliate.............................  $    35,581   $    18,255
Partners' capital:
  Managing general partner..................................       14,669        14,988
  Limited partners (11,249 interests).......................    1,755,562     1,787,093
                                                              -----------   -----------
                                                                1,770,231     1,802,081
                                                              -----------   -----------
                                                              $ 1,805,812   $ 1,820,336
                                                              ===========   ===========

  The financial information included as of June 30, 1999 has been prepared by management
                without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

         1133

                          PARKER & PARSLEY 91-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                     THREE MONTHS ENDED     SIX MONTHS ENDED
                                                          JUNE 30,              JUNE 30,
                                                     -------------------   -------------------
                                                       1999       1998       1999       1998
                                                     --------   --------   --------   --------
Revenues:
  Oil and gas......................................  $257,398   $217,358   $432,995   $472,291
  Interest.........................................     2,096      2,796      3,859      5,661
  Gain on disposition of assets                            --         --        197
                                                     --------   --------   --------   --------
                                                      259,494    220,154    436,854    478,149
                                                     --------   --------   --------   --------
Costs and expenses:
  Oil and gas production...........................   107,455    116,127    220,490    236,766
  General and administrative.......................    20,376      6,826     26,994     15,831
  Depletion........................................    30,011     51,338     96,328    104,926
                                                     --------   --------   --------   --------
                                                      157,842    174,291    343,812    357,523
                                                     --------   --------   --------   --------
Net income.........................................  $101,652   $ 45,863   $ 93,042   $120,626
                                                     ========   ========   ========   ========
Allocation of net income:
  Managing general partner.........................  $  1,016   $    458   $    930   $  1,206
                                                     ========   ========   ========   ========
  Limited partners.................................  $100,636   $ 45,405   $ 92,112   $119,420
                                                     ========   ========   ========   ========
Net income per limited partnership interest........  $   8.95   $   4.04   $   8.19   $  10.62
                                                     ========   ========   ========   ========
Net distribution per limited partnership
  interest.........................................  $   7.04   $   9.83   $  10.99   $  24.77
                                                     ========   ========   ========   ========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

         1134

                          PARKER & PARSLEY 91-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         STATEMENT OF PARTNERS' CAPITAL
                                  (UNAUDITED)

                                                           MANAGING
                                                           GENERAL      LIMITED
                                                           PARTNER      PARTNERS       TOTAL
                                                           --------    ----------    ----------
Balance at January 1, 1999...............................  $14,988     $1,787,093    $1,802,081
  Distributions..........................................   (1,249)      (123,643)     (124,892)
  Net income.............................................      930         92,112        93,042
                                                           -------     ----------    ----------
Balance at June 30, 1999.................................  $14,669     $1,755,562    $1,770,231
                                                           =======     ==========    ==========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

         1135

                          PARKER & PARSLEY 91-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                SIX MONTHS ENDED
                                                                    JUNE 30,
                                                              ---------------------
                                                                1999        1998
                                                              ---------   ---------
Cash flows from operating activities:
  Net income................................................  $  93,042   $ 120,626
  Adjustment to reconcile net income to net cash provided by operating activities:
     Depletion..............................................     96,328     104,926
     Gain on disposition of assets..........................         --        (197)
  Changes in assets and liabilities:
     Accounts receivable....................................    (71,808)     31,620
     Accounts payable.......................................     17,326      10,781
                                                              ---------   ---------
          Net cash provided by operating activities.........    134,888     267,756
                                                              ---------   ---------
Cash flows from investing activities:
  Additions to oil and gas properties.......................    (10,833)     (5,207)
  Proceeds from asset dispositions..........................         --         197
                                                              ---------   ---------
          Net cash used in investing activities.............    (10,833)     (5,010)
                                                              ---------   ---------
Cash flows used in financing activities:
  Cash distributions to partners............................   (124,892)   (281,485)
                                                              ---------   ---------
Net decrease in cash........................................       (837)    (18,739)
Cash at beginning of period.................................    165,231     200,122
                                                              ---------   ---------
Cash at end of period.......................................  $ 164,394   $ 181,383
                                                              =========   =========

   The financial information included herein has been prepared by management without audit by independent public accountants.

   The accompanying notes are an integral part of these financial statements.

         1136

                          PARKER & PARSLEY 91-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 91-B, L.P. (the "Partnership") is a limited partnership organized in 1991 under the laws of the State of Delaware.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. BASIS OF PRESENTATION

     In the opinion of management, the unaudited financial statements of the Partnership as of June 30, 1999 and for the three and six months ended June 30, 1999 and 1998 include all adjustments and accruals consisting only of normal recurring accrual adjustments which are necessary for a fair presentation of the results for the interim period. These interim results are not necessarily indicative of results for a full year.

     Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in this Form 10-Q pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements should be read in conjunction with the financial statements and the notes thereto contained in the Partnership's Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, a copy of which is available upon request by writing to Rich Dealy, Vice President and Chief Accounting Officer, 5205 North O'Connor Boulevard, 1400 Williams Square West, Irving, Texas 75039-3746.

         1137

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS(1)

RESULTS OF OPERATIONS

  Six months ended June 30, 1999 compared with six months ended June 30, 1998

     Revenues:

     The Partnership's oil and gas revenues decreased 8% to $432,995 from $472,291 for the six months ended June 30, 1999 and 1998, respectively. The decrease in revenues resulted from lower average prices received and a decline in production. For the six months ended June 30, 1999, 22,852 barrels of oil, 9,001 barrels of natural gas liquids ("NGLs") and 35,912 mcf of gas were sold, or 37,838 barrel of oil equivalents ("BOEs"). For the six months ended June 30, 1998, 25,379 barrels of oil, 8,090 barrels of NGLs and 34,026 mcf of gas were sold, or 39,140 BOEs.

     The average price received per barrel of oil decreased 3% from $14.26 for the six months ended June 30, 1998 to $13.79 for the same period in 1999. The average price received per barrel of NGLs increased 4% from $7.32 during the six months ended June 30, 1998 to $7.60 for the same period in 1999. The average price received per mcf of gas decreased 9% from $1.51 during the six months ended June 30, 1998 to $1.38 for the same period in 1999.

     The volatility of commodity prices has had, and continues to have, a significant impact on the Partnership's revenues and operating cash flow and could result in additional decreases to the carrying value of the Partnership's oil and gas properties.

     A gain on disposition of assets of $197, received during the six months ended June 30, 1998, was due to the sale of equipment on one saltwater disposal well plugged and abandoned in a prior year.

     Costs and Expenses:

     Total costs and expenses decreased to $343,812 for the six months ended June 30, 1999 as compared to $357,523 for the same period in 1998, a decrease of $13,711, or 4%. This decrease was due to declines in production costs and depletion, offset by an increase in general and administrative expenses ("G&A").

     Production costs were $220,490 for the six months ended June 30, 1999 and $236,766 for the same period in 1998 resulting in a $16,276 decrease, or 7%. This decrease was due to lower well maintenance costs, production taxes and ad valorem taxes.

     G&A's components are independent accounting and engineering fees and managing general partner personnel costs. During this period, G&A increased, in aggregate, 71%, from $15,831 for the six months ended June 30, 1998 to $26,994 for the same period in 1999.

     Depletion was $96,328 for the six months ended June 30, 1999 compared to $104,926 for the same period in 1998, a decrease of $8,598, or 8%. This decrease was primarily due to a reduction in oil production of 2,527 barrels for the six months ended June 30, 1999 compared to the same period in 1998, an increase in proved reserves during the period ended June 30, 1999 due to higher commodity prices and a reduction in the Partnership's net depletable basis from charges taken in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121") during the fourth quarter of 1998.

  Three months ended June 30, 1999 compared with three months ended June 30,
  1998

     Revenues:

     The Partnership's oil and gas revenues increased 18% to $257,398 from $217,358 for the three months ended June 30, 1999 and 1998, respectively. The increase in revenues resulted from higher average prices received and an increase in production. For the three months ended June 30, 1999, 11,233 barrels of oil, 5,338 barrels of NGLs and 19,363 mcf of gas were sold, or 19,798 BOEs. For the three months ended June 30, 1998, 11,963 barrels of oil, 4,057 barrels of NGLs and 16,594 mcf of gas were sold, or 18,786 BOEs.

         1138

     The average price received per barrel of oil increased $2.46, or 18%, from $13.56 for the three months ended June 30, 1998 to $16.02 for the same period in 1999. The average price received per barrel of NGLs increased $1.49, or 20%, from $7.41 during the three months ended June 30, 1998 to $8.90 for the same period in 1999. The average price received per mcf of gas increased 3% from $1.51 during the three months ended June 30, 1998 to $1.55 in 1999.

     Costs and Expenses:

     Total costs and expenses decreased to $157,842 for the three months ended June 30, 1999 as compared to $174,291 for the same period in 1998, a decrease of $16,449, or 9%. This decrease was due to declines in depletion and production costs, offset by an increase in G&A.

     Production costs were $107,455 for the three months ended June 30, 1999 and $116,127 for the same period in 1998 resulting in an $8,672 decrease, or 7%. This decrease was due to lower well maintenance costs and a decline in ad valorem taxes, offset by an increase in production taxes.

     During this period, G&A increased from $6,826 for the three months ended June 30, 1998 to $20,376 for the same period in 1999.

     Depletion was $30,011 for the three months ended June 30, 1999 compared to $51,338 for the same period in 1998, a decrease of $21,327, or 42%. This decrease was primarily attributable to an increase in proved reserves during the period ended June 30, 1999 as a result of higher commodity prices, a reduction in oil production of 730 barrels for the three months ended June 30, 1999 compared to the same period in 1998 and a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1998.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $132,868 during the six months ended June 30, 1999 from the same period ended June 30, 1998. This decrease was primarily due to a decline in oil and gas sales receipts and an increase in G&A expenses paid, offset by a decrease in production costs paid.

  Net Cash Used in Investing Activities

     The Partnership's investing activities for the six months ended June 30, 1999 and 1998 were related to the replacement of oil and gas equipment on active properties.

     Proceeds from asset dispositions of $197 were received during the six months ended June 30, 1998 from salvage income on one saltwater disposal well that was plugged and abandoned in a prior year.

  Net Cash Used in Financing Activities

     Cash was sufficient for the six months ended June 30, 1999 to cover distributions to the partners of $124,892 of which $1,249 was distributed to the managing general partner and $123,643 to the limited partners. For the same period ended June 30, 1998, cash was sufficient for distributions to the partners of $281,485 of which $2,815 was distributed to the managing general partner and $278,670 to the limited partners.

     From the third quarter of 1997 through the first quarter of 1999, there was a declining trend in oil and gas levels. During the first quarter of 1999, the Organization of Petroleum Exporting Countries and certain other crude oil exporting nations announced reductions in their planned export volumes. These announcements, together with early indications that the nations have initiated their planned reductions, have had some stabilizing effect on commodity prices during the latter part of the first quarter of 1999 and into August 1999. However, no assurances can be given that the stabilizing effect of these actions, or the planned reductions in export volumes, will be sustained for an extended period of time.

         1139

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright, or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     As of June 30, 1999, the managing general partner estimates that the assessment phase is approximately 99% complete and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     Through June 30, 1999, the managing general partner had distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 52% of the inquiries.

     The remedial phase of the managing general partner's Year 2000 project is in varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of June 30, 1999, the managing general partner estimates that the remedial phase is approximately 83% complete, on a worldwide basis, subject to continuing evaluations of the responses to third party inquiries and to the testing phase results. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and has completed the testing of the system for Year 2000 compliance. The remediation of non-information technology is expected to be completed by October 1999. The managing general partner's Year 2000 remedial actions have not delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of information technology systems by October 1999. The testing of the non-information technology remediation is scheduled to be completed by the end of November 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. As of June 30, 1999, the managing general partner's total costs

         1140

incurred on the Year 2000 problem were $2.3 million, of which approximately $200 thousand were incurred to replace non-compliant systems.

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

     In the business continuity and contingency planning phase of the managing general partner's Year 2000 project, contingency plans were designed to mitigate the exposures to mission critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

---------------

(1) "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements.

                           PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

  (a) Exhibits

     27.1 Financial Data Schedule

  (b) Reports on Form 8-K -- none

         1141

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PARKER & PARSLEY 91-B, L.P.

                                            By: Pioneer Natural Resources USA,
                                                Inc.,
                                                Managing General Partner

                                            By:       /s/ RICH DEALY
                                              ----------------------------------
                                                Rich Dealy, Vice President and
                                                   Chief Accounting Officer

Dated: August 6, 1999

         1142

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM 10-K

                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                        COMMISSION FILE NO. 33-38582-02

                          PARKER & PARSLEY 91-B, L.P.
             (Exact name of Registrant as specified in its charter)

                   DELAWARE                                      75-2397335
       (State or other jurisdiction of                        (I.R.S. Employer
        incorporation or organization)                     Identification Number)

   303 WEST WALL, SUITE 101, MIDLAND, TEXAS                        79701
   (Address of principal executive offices)                      (Zip code)

       Registrant's Telephone Number, including area code: (915) 683-4768

        Securities registered pursuant to Section 12(b) of the Act: NONE

          Securities registered pursuant to Section 12(g) of the Act:
                LIMITED PARTNERSHIP INTERESTS ($1,000 PER UNIT)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

     No market currently exists for the limited partnership interests of the Registrant. Based on original purchase price the aggregate market value of limited partnership interests owned by non-affiliates of the Registrant is $11,239,000.

     As of March 8, 1999, the number of outstanding limited partnership interests was 11,249.

     The following documents are incorporated by reference into the indicated parts of this Annual Report on Form 10-K: NONE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         1143

     Parts I and II of this Report contain forward looking statements that involve risks and uncertainties. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward looking statements. See "Item 1. Business" for a description of various factors that could materially affect the ability of the Partnership to achieve the anticipated results described in the forward looking statements.

                                     PART I

ITEM 1. BUSINESS

     Parker & Parsley 91-B, L.P. (the "Partnership") is a limited partnership organized in 1991 under the laws of the State of Delaware. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Petroleum USA, Inc. ("PPUSA"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. ("Mesa") received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPUSA was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPUSA's successor by merger. For a more complete description of the Parker & Parsley and Mesa merger, see Pioneer's Registration Statement on Form S-4 as filed with the Securities & Exchange Commission.

     A Registration Statement, as amended, filed pursuant to the Securities Act of 1933, registering limited partnership interests aggregating $105,000,000 and $45,000,000 in general partnership interests in a series of Delaware limited partnerships formed under the Parker & Parsley 91-92 Development Drilling Program, was declared effective by the Securities and Exchange Commission on June 25, 1991. On December 31, 1991, the offering of limited and general partnership interests in the Partnership, the second partnership formed under such statement, was closed, with interests aggregating $11,249,000 being sold to 682 subscribers of which $6,675,000 were sold to 380 subscribers as general partner interests and $4,574,000 were sold to 302 subscribers as limited partner interests. The general partners were converted to limited partners on November 30, 1992.

     The Partnership engages primarily in oil and gas development and production and is not involved in any industry segment other than oil and gas. See "Item 6. Selected Financial Data" and "Item 8. Financial Statements and Supplementary Data" of this report for a summary of the Partnership's revenue, income and identifiable assets.

     The principal markets during 1998 for the oil produced by the Partnership were refineries and oil transmission companies that have facilities near the Partnership's oil producing properties. The principal markets for the Partnership's gas were companies that have pipelines located near the Partnership's gas producing properties. Of the Partnership's total oil and gas revenues for 1998, approximately 48%, 26% and 22% were attributable to sales made to Mobil Oil Corporation, Genesis Crude Oil, L.P. and Western Gas Resources, Inc., respectively.

     The Partnership's revenues, profitability, cash flow and future rate of growth are highly dependent on the prevailing prices of oil and gas, which are affected by numerous factors beyond the Partnership's control. Oil and gas prices historically have been very volatile. A substantial or extended decline in the prices of oil or gas could have a material adverse effect on the Partnership's revenues, profitability and cash flow and could, under certain circumstances, result in a reduction in the carrying value of the Partnership's oil and gas properties.

     Because of the demand for oil and gas, the Partnership does not believe that the termination of the sales of its products to any one customer would have a material adverse impact on its operations. The loss of a particular customer for gas may have an effect if that particular customer has the only gas pipeline

         1144

located in the areas of the Partnership's gas producing properties. The Partnership believes, however, that the effect would be temporary, until alternative arrangements could be made.

     Federal and state regulation of oil and gas operations generally includes the fixing of maximum prices for regulated categories of natural gas, the imposition of maximum allowable production rates, the taxation of income and other items, and the protection of the environment. Although the Partnership believes that its business operations do not impair environmental quality and that its costs of complying with any applicable environmental regulations are not currently significant, the Partnership cannot predict what, if any, effect these environmental regulations may have on its current or future operations.

     The Partnership does not have any employees of its own. Pioneer USA employs 818 persons, many of whom dedicated a part of their time to the conduct of the Partnership's business during the period for which this report is filed. Pioneer USA is responsible for all management functions.

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves.

     No material part of the Partnership's business is seasonal and the Partnership conducts no foreign operations.

ITEM 2. PROPERTIES

     The Partnership's properties consist primarily of leasehold interests in properties on which oil and gas wells are located. Such property interests are often subject to landowner royalties, overriding royalties and other oil and gas leasehold interests.

     Fractional working interests in developmental oil and gas prospects located primarily in the Spraberry Trend Area of West Texas were acquired by the Partnership, resulting in the Partnership's participation in the drilling of 29 oil and gas wells. At December 31, 1998, the Partnership had 29 producing oil and gas wells.

     For information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996, see Note 7 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" below. Such reserves have been estimated by the engineering staff of Pioneer USA with a review by Williamson Petroleum Consultants, Inc., an independent petroleum consultant.

ITEM 3. LEGAL PROCEEDINGS

     The Partnership from time to time is a party to various legal proceedings incidental to its business involving claims in oil and gas leases or interests, other claims for damages in amounts not in excess of 10% of its current assets and other matters, none of which Pioneer believes to be material to the Partnership.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There were no matters submitted to a vote of security holders during the fourth quarter of 1998.

         1145

                                    PART II

ITEM 5. MARKET FOR PARTNERSHIP'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     At March 8, 1999, the Partnership had 11,249 outstanding limited partnership interests held of record by 674 subscribers. There is no established public trading market for the limited partnership interests. Under the limited partnership agreement, Pioneer USA has made certain commitments to purchase partnership interests at a computed value.

     Revenues which, in the sole judgement of the managing general partner, are not required to meet the Partnership's obligations will be distributed to the partners at least quarterly in accordance with the limited partnership agreement. During the years ended December 31, 1998 and 1997, $413,535 and $847,290, respectively, of such revenue-related distributions were made to the limited partners.

ITEM 6. SELECTED FINANCIAL DATA

     The following table sets forth selected financial data for the years ended December 31:

                                      1998         1997         1996         1995         1994
                                   ----------   ----------   ----------   ----------   ----------
OPERATING RESULTS:
  Oil and gas sales..............  $  873,012   $1,273,373   $1,632,595   $1,416,748   $1,325,311
                                   ==========   ==========   ==========   ==========   ==========
  Impairment of oil and gas
     properties..................  $  295,542   $  323,078   $       --   $  104,290   $       --
                                   ==========   ==========   ==========   ==========   ==========
  Net income (loss)..............  $ (177,905)  $  222,730   $  924,002   $  483,679   $  466,370
                                   ==========   ==========   ==========   ==========   ==========
  Allocation of net income
     (loss):
     Managing general partner....  $   (1,779)  $    2,227   $    9,240   $    4,837   $    4,664
                                   ==========   ==========   ==========   ==========   ==========
     Limited partners............  $ (176,126)  $  220,503   $  914,762   $  478,842   $  461,706
                                   ==========   ==========   ==========   ==========   ==========
  Net income (loss) per limited
     partners' interest..........  $   (15.66)  $    19.60   $    81.32   $    42.57   $    41.04
                                   ==========   ==========   ==========   ==========   ==========
  Limited partners' cash
     distributions per limited
     partners' interest..........  $    36.76   $    75.32   $    84.40   $    70.24   $    46.96
                                   ==========   ==========   ==========   ==========   ==========
AT YEAR END:
  Total assets...................  $1,820,336   $2,424,808   $3,051,464   $3,131,023   $3,404,388
                                   ==========   ==========   ==========   ==========   ==========

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  1998 compared to 1997

     The Partnership's 1998 oil and gas revenues decreased 31% to $873,012 from $1,273,373 in 1997. The decrease in revenues resulted from lower average prices received. In 1998, 49,100 barrels of oil, 17,427 barrels of natural gas liquids ("NGLs") and 68,244 mcf of gas were sold, or 77,901 barrel of oil equivalents ("BOEs"). In 1997, 49,485 barrels of oil, 7,536 barrels of NGLs and 90,255 mcf of gas were sold, or 72,064 BOEs. Due to the decline characteristics of the Partnership's oil and gas properties, management expects a certain amount of decline in production in the future until the Partnership's economically recoverable reserves are fully depleted.

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. Effective September 30, 1997, as a result of the merger with Mesa, the managing general partner accounts for processed natural gas production in two components: natural gas liquids and dry residue gas. As a result of the change in the managing general partner's policy, the Partnership now accounts for processed natural gas production as processed natural

         1146

gas liquids and dry residue gas. Consequently, separate product volumes will not be comparable for periods prior to September 30, 1997. Also, prices for gas products will not be comparable as the price per mcf for natural gas for the year ended December 31, 1998 is the price received for dry residue gas and the price per mcf for natural gas produced prior to October 1997 was presented as a price for wet gas (i.e., natural gas liquids combined with dry residue gas).

     The average price received per barrel of oil decreased $6.44, or 33%, from $19.77 in 1997 to $13.33 in 1998. The average price received per barrel of NGLs decreased $3.75, or 36%, from $10.54 in 1997 to $6.79 in 1998. The average price received per mcf of gas decreased 38% from $2.39 in 1997 to $1.47 in 1998. The market price for oil and gas has been extremely volatile in the past decade, and management expects a certain amount of volatility to continue in the foreseeable future. The Partnership may therefore sell its future oil and gas production at average prices lower or higher than that received in 1998.

     Gain on disposition of assets of $197 recognized in 1998 was attributable to credits received from the disposal of oil and gas equipment on a well that was plugged and abandoned in a prior year. During 1997, gain on disposition of assets of $7,879 was recognized from proceeds received on the sale of mineral rights on an undeveloped property.

     Total costs and expenses decreased in 1998 to $1,062,299 as compared to $1,072,064 in 1997, a decrease of $9,765. The decrease was due to declines in production costs and impairment of oil and gas properties, offset by an increase in depletion and general and administrative expenses ("G&A").

     Production costs were $464,489 in 1998 and $524,112 in 1997, resulting in a $59,623 decrease, or 11%. This decrease was due to lower well maintenance costs, production taxes and ad valorem taxes.

     The components of G&A are independent accounting and engineering fees and managing general partner personnel and operating costs. During this period, G&A increased, in aggregate, 12% from $39,082 in 1997 to $43,606 in 1998. The Partnership paid the managing general partner $27,503 in 1998 and $35,160 in 1997 for G&A incurred on behalf of the Partnership. G&A is allocated, in part, to the Partnership by the managing general partner. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities in other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the managing general partner reviews the Partnership's oil and gas properties for impairment whenever events or circumstances indicate a decline in the recoverability of the carrying value of the Partnership's assets may have occurred. Declining commodity prices prompted impairment reviews in 1998 and 1997. As a result of the review and evaluation of its long-lived assets for impairment, the Partnership recognized non-cash charges of $295,542 and $323,078 related to its oil and gas properties during 1998 and 1997, respectively.

     Depletion was $258,662 in 1998 compared to $185,792 in 1997. This represented an increase of $72,870, or 39%. This increase was primarily the result of a decline in proved reserves during 1998 due to the lower commodity prices, offset by a reduction in the Partnership's net depletable basis from charges taken in accordance with SFAS 121 during the fourth quarter of 1997 and a reduction in oil production of 385 barrels for the period ended December 31, 1998 compared to the same period in 1997.

  1997 compared to 1996

     The Partnership's 1997 oil and gas revenues decreased 22% to $1,273,373 from $1,632,595 in 1996. The decrease in revenues resulted from declines in production and lower average prices received. In 1997, 49,485 barrels of oil, 7,536 barrels of NGLs and 90,255 mcf of gas were sold, or 72,064 BOEs. In 1996, 59,195 barrels of oil and 122,758 mcf of gas were sold, or 79,655 BOEs.

         1147

     Consistent with the managing general partner, the Partnership has historically accounted for processed natural gas production as wellhead production on a wet gas basis. As is described above in "Results of Operations -- 1998 compared to 1997", the Partnership changed its method of accounting for processed natural gas to a dry gas basis in the fourth quarter of 1997. As a result of this change, the Partnership now accounts for processed natural gas production as processed natural gas liquids and dry residue gas. Consequently, 1997 and 1996 separate product volumes are not comparable.

     The declines in production volumes were primarily attributable to the decline characteristics of the Partnership's oil and gas properties.

     The average price received per barrel of oil decreased $1.96, or 9%, from $21.73 in 1996 to $19.77 in 1997. The average price received per barrel of NGLs was $10.54 in 1997. The average price received per mcf of gas decreased 15% from $2.82 in 1996 to $2.39 in 1997.

     Gain on disposition of assets of $7,879 was recognized during 1997 from proceeds received on the sale of mineral rights on an undeveloped property. During 1996, a loss on disposition of assets of $1,221 resulted from the abandonment of a saltwater disposal well.

     Total costs and expenses increased in 1997 to $1,072,064 as compared to $720,918 in 1996, an increase of $351,146, or 49%. The increase was due to the impairment of oil and gas properties and increases in production costs, offset by decreases in depletion, G&A and abandoned property costs.

     Production costs were $524,112 in 1997 and $471,736 in 1996, resulting in a $52,376 increase, or 11%. This increase was due to higher well maintenance costs, ad valorem taxes and workover expenses, offset by a decline in production taxes.

     During this period, G&A decreased, in aggregate, 17% from $47,177 in 1996 to $39,082 in 1997. The Partnership paid the managing general partner $35,160 in 1997 and $31,806 in 1996 for G&A incurred on behalf of the Partnership.

     The Partnership recognized a non-cash SFAS 121 impairment provision of $323,078 related to its proved oil and gas properties during the fourth quarter of 1997.

     Depletion was $185,792 in 1997 compared to $201,563 in 1996. This represented a decrease of $15,771, or 8%. This decrease was primarily attributable to the reduction in oil production of 9,710 barrels for 1997 as compared to 1996, offset by a decrease in oil reserves during 1997 as a result of lower commodity prices.

     Abandoned property costs associated with the abandonment of one saltwater disposal well during 1996 totaled $442.

IMPACT OF INFLATION AND CHANGING PRICES ON SALES AND NET INCOME

     Inflation impacts the fixed overhead rate charges of the lease operating expenses for the Partnership. During 1998, the annual change in the index of average weekly earnings of crude petroleum and gas production workers issued by the U.S. Department of Labor, Bureau of Labor Statistics increased (effective April 1, 1998) 10.3%. The 1997 annual change in average weekly earnings increased by 2%. The 1996 index increased 4.1%. The impact of inflation for other lease operating expenses is small due to the current economic condition of the oil industry.

     The oil and gas industry experienced volatility during the past decade because of the fluctuation of the supply of most fossil fuels relative to the demand for such products and other uncertainties in the world energy markets causing significant fluctuations in oil and gas prices. During 1998, the price per barrel for oil production similar to the Partnership's ranged from approximately $9.50 to $15.50. During most of 1997 and 1996, the Partnership benefitted from higher oil prices as compared to previous years. However, during the fourth quarter of 1997, oil prices began a downward trend that has continued into March 1999. On March 8, 1999, the market price for West Texas intermediate crude was $11.00 per barrel. A continuation of the current commodity price environment will continue to have an adverse effect on the

         1148

Partnership's revenues, operating cash flow and distributions and could result in additional decreases in the carrying value of the Partnership's oil and gas properties.

     Prices for natural gas are subject to ordinary seasonal fluctuations, and this volatility of natural gas prices may result in production being curtailed and, in some cases, wells being completely shut-in.

LIQUIDITY AND CAPITAL RESOURCES

  Net Cash Provided by Operating Activities

     Net cash provided by operating activities decreased $411,772 during the year ended December 31, 1998 from the year ended December 31, 1997. The decrease was primarily attributable to a decline in oil and gas sales receipts, offset by a decline in production costs paid.

  Net Cash Provided by (Used in) Investing Activities

     The Partnership's principal investing activities during 1998 and 1997 were related to the addition of equipment on various oil and gas properties.

     Proceeds from disposition of assets of $197 from the salvage of equipment on a well that was plugged and abandoned in a prior year were received during 1998. Proceeds from asset dispositions of $7,879 received during 1997 resulted from the sale of mineral rights on an undeveloped property.

  Net Cash Used in Financing Activities

     Cash available was sufficient in 1998 for distributions to the partners of $417,712 of which $4,177 was distributed to the managing general partner and $413,535 to the limited partners. In 1997, cash was sufficient for distributions to the partners of $855,848 of which $8,558 was distributed to the managing general partner and $847,290 to the limited partners.

     The current commodity price environment will continue to impact the distributions and could result in limited or no distributions to the partners.

YEAR 2000 PROJECT READINESS

     Historically, many computer programs have been developed that use only the last two digits in a date to refer to a year. As the year 2000 nears, the inability of such computer programs and embedded technologies to distinguish between "1900" and "2000" has given rise to the "Year 2000" problem. Theoretically, such computer programs and related technology could fail outright or communicate inaccurate data, if not remediated or replaced. With the proliferation of electronic data interchange, the Year 2000 problem represents a significant exposure to the entire global community, the full extent of which cannot be accurately assessed.

     In proactive response to the Year 2000 problem, the managing general partner established a "Year 2000" project to assess, to the extent possible, the Partnership's and the managing general partner's internal Year 2000 problem; to take remedial actions necessary to minimize the Year 2000 risk exposure to the managing general partner and significant third parties with whom it has data interchange; and, to test its systems and processes once remedial actions have been taken. The managing general partner has contracted with IBM Global Services to perform the assessment and remedial phases of its Year 2000 project.

     The assessment phase of the managing general partner's Year 2000 project is at varying stages of completion as it pertains to information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general

         1149

partner estimates that the assessment phase is approximately 86% complete, on a worldwide basis, and has included, but is not limited to, the following procedures:

     - the identification of necessary remediation, upgrade and/or replacement of existing information technology applications and systems;

     - the assessment of non-information technology exposures, such as telecommunications systems, security systems, elevators and process control equipment;

     - the initiation of inquiry and dialogue with significant third party business partners, customers and suppliers in an effort to understand and assess their Year 2000 problems, readiness and potential impact on the managing general partner and its Year 2000 problem;

     - the implementation of processes designed to reduce the risk of reintroduction of Year 2000 problems into the managing general partner's systems and business processes; and,

     - the formulation of contingency plans for mission-critical information technology systems.

     The managing general partner expects to complete the assessment phase of its Year 2000 project by the end of the first quarter of 1999 but is being delayed by limited responses received on inquiries made of third party businesses. To date, the managing general partner has distributed Year 2000 problem inquiries to over 500 entities and has received responses to approximately 37% of those inquiries.

     The remedial phase of the managing general partner's Year 2000 project is also at varying stages of completion as it pertains to the remediation of information technology and non-information technology applications and systems in the United States, Canada and Argentina. As of December 31, 1998, the managing general partner estimates that the remedial phase is approximately 54% complete, on a worldwide basis, subject to the continuing results of the third party inquiry assessments and the testing phase. The remedial phase has included the upgrade and/or replacement of certain application and hardware systems. The managing general partner has upgraded its Artesia general ledger accounting systems through remedial coding and is currently testing this system for Year 2000 compliance. The remediation of non-information technology is expected to be completed during July 1999. The managing general partner's Year 2000 remedial actions have not significantly delayed other information technology projects or upgrades.

     The testing phase of the managing general partner's Year 2000 project is on schedule. The managing general partner expects to complete the testing of the Artesia system upgrades by March 1999 and all other information technology systems and non-information technology remediation by the end of the third quarter of 1999.

     The managing general partner expects that its total costs related to the Year 2000 problem will approximate $3.6 million, of which approximately $500 thousand will have been incurred to replace non-compliant information technology systems. The managing general partner intends to use its working capital to pay for the costs of the Year 2000 projects. As of December 31, 1998, the managing general partner's total costs incurred on the Year 2000 problem were $1.8 million, of which $200 thousand were incurred to replace non-compliant systems. The managing general partner will allocate a portion of the costs of the Year 2000 programming charges to the Partnership in accordance with the general and administration allocation. (See Note 2 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".)

     The risks associated with the Year 2000 problem are significant. A failure to remedy a critical Year 2000 problem could have a materially adverse affect on the Partnership's results of operations and financial condition. The most likely worst case scenario which may be encountered as a result of a Year 2000 problem could include information and non-information system failures, the receipt or transmission of erroneous data, lost data or a combination of similar problems of a magnitude that cannot be accurately assessed at this time.

         1150

     In the assessment phase of the managing general partner's Year 2000 project, contingency plans are being designed to mitigate the exposures to mission-critical information technology systems, such as oil and gas sales receipts, vendor and royalty cash distributions, debt compliance, accounting, and employee compensation. Such contingency plans anticipate the extensive utilization of third-party data processing services, personal computer applications and the substitution of courier and mail services in place of electronic data interchange. Given the uncertainties regarding the scope of the Year 2000 problem and the compliance of significant third parties, there can be no assurance that contingency plans will have anticipated all Year 2000 scenarios.

         1151

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

                                                               PAGE
                                                               ----
Financial Statements of Parker & Parsley 91-B, L.P.:
  Independent Auditors' Report -- Ernst & Young LLP.........    10
  Independent Auditors' Report -- KPMG LLP..................    11
  Balance Sheets as of December 31, 1998 and 1997...........    12
  Statements of Operations for the Years Ended December 31,
     1998, 1997 and 1996....................................    13
  Statements of Partners' Capital for the Years Ended
     December 31, 1998, 1997 and 1996.......................    14
  Statements of Cash Flows for the Years Ended December 31,
     1998, 1997 and 1996....................................    15
  Notes to Financial Statements.............................    16

         1152

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 91-B, L.P.
(A Delaware Limited Partnership):

     We have audited the balance sheet of Parker & Parsley 91-B, L.P. as of December 31, 1998, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 91-B, L.P. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

Dallas, Texas
March 15, 1999

         1153

                          INDEPENDENT AUDITORS' REPORT

The Partners
Parker & Parsley 91-B, L.P.
(A Delaware Limited Partnership):

     We have audited the financial statements of Parker & Parsley 91-B, L.P. as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parker & Parsley 91-B, L.P. as of December 31, 1997, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Midland, Texas
March 20, 1998

         1154

                          PARKER & PARSLEY 91-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                                  DECEMBER 31

                                     ASSETS

                                                                 1998          1997
                                                              -----------   -----------
Current assets:
  Cash......................................................  $   165,231   $   200,122
  Accounts receivable -- oil and gas sales..................       97,159       136,917
                                                              -----------   -----------
          Total current assets..............................      262,390       337,039
                                                              -----------   -----------
  Oil and gas properties -- at cost, based on the successful
     efforts accounting method..............................    9,728,987     9,704,606
  Accumulated depletion.....................................   (8,171,041)   (7,616,837)
                                                              -----------   -----------
          Net oil and gas properties........................    1,557,946     2,087,769
                                                              -----------   -----------
                                                              $ 1,820,336   $ 2,424,808
                                                              ===========   ===========
                           LIABILITIES AND PARTNERS' CAPITAL
Current liabilities:
  Accounts payable -- affiliate.............................  $    18,255   $    27,110
Partners' capital:
  Managing general partner..................................       14,988        20,944
  Limited partners (11,249 interests).......................    1,787,093     2,376,754
                                                              -----------   -----------
                                                                1,802,081     2,397,698
                                                              -----------   -----------
                                                              $ 1,820,336   $ 2,424,808
                                                              ===========   ===========

   The accompanying notes are an integral part of these financial statements.

         1155

                          PARKER & PARSLEY 91-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998         1997         1996
                                                           ----------   ----------   ----------
Revenues:
  Oil and gas............................................  $  873,012   $1,273,373   $1,632,595
  Interest and other.....................................      11,185       13,542       13,546
  Gain (loss) on disposition of assets...................         197        7,879       (1,221)
                                                           ----------   ----------   ----------
                                                              884,394    1,294,794    1,644,920
                                                           ----------   ----------   ----------
Costs and expenses:
  Oil and gas production.................................     464,489      524,112      471,736
  General and administrative.............................      43,606       39,082       47,177
  Impairment of oil and gas properties...................     295,542      323,078           --
  Depletion..............................................     258,662      185,792      201,563
  Abandoned property.....................................          --           --          442
                                                           ----------   ----------   ----------
                                                            1,062,299    1,072,064      720,918
                                                           ----------   ----------   ----------
Net income (loss)........................................  $ (177,905)  $  222,730   $  924,002
                                                           ==========   ==========   ==========
Allocation of net income (loss):
  Managing general partner...............................  $   (1,779)  $    2,227   $    9,240
                                                           ==========   ==========   ==========
  Limited partners.......................................  $ (176,126)  $  220,503   $  914,762
                                                           ==========   ==========   ==========
Net income (loss) per limited partnership interest.......  $   (15.66)  $    19.60   $    81.32
                                                           ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

         1156

                          PARKER & PARSLEY 91-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                        STATEMENTS OF PARTNERS' CAPITAL

                                                             MANAGING
                                                             GENERAL     LIMITED
                                                             PARTNER     PARTNERS      TOTAL
                                                             --------   ----------   ----------
Partners' capital at January 1, 1996.......................  $27,625    $3,038,195   $3,065,820
  Distributions............................................   (9,590)     (949,416)    (959,006)
  Net income...............................................    9,240       914,762      924,002
                                                             -------    ----------   ----------
Partners' capital at December 31, 1996.....................   27,275     3,003,541    3,030,816
  Distributions............................................   (8,558)     (847,290)    (855,848)
  Net income...............................................    2,227       220,503      222,730
                                                             -------    ----------   ----------
Partners' capital at December 31, 1997.....................   20,944     2,376,754    2,397,698
  Distributions............................................   (4,177)     (413,535)    (417,712)
  Net loss.................................................   (1,779)     (176,126)    (177,905)
                                                             -------    ----------   ----------
Partners' capital at December 31, 1998.....................  $14,988    $1,787,093   $1,802,081
                                                             =======    ==========   ==========

   The accompanying notes are an integral part of these financial statements.

         1157

                          PARKER & PARSLEY 91-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31

                                                              1998        1997         1996
                                                            ---------   ---------   ----------
Cash flows from operations:
  Net income (loss).......................................  $(177,905)  $ 222,730   $  924,002
  Adjustments to reconcile net income (loss) to net cash
     provided by operating activities:
     Impairment of oil and gas properties.................    295,542     323,078           --
     Depletion............................................    258,662     185,792      201,563
     (Gain) loss on disposition of assets.................       (197)     (7,879)       1,221
  Changes in assets and liabilities:
     Accounts receivable..................................     39,758      88,594      (75,782)
     Accounts payable.....................................     (8,855)      6,462      (43,340)
                                                            ---------   ---------   ----------
          Net cash provided by operating activities.......    407,005     818,777    1,007,664
                                                            ---------   ---------   ----------
Cash flows from investing activities:
  Additions to oil and gas properties.....................    (24,381)     (7,699)        (721)
  Proceeds from asset dispositions........................        197       7,879           --
                                                            ---------   ---------   ----------
          Net cash provided by (used in) investing
            activities....................................    (24,184)        180         (721)
                                                            ---------   ---------   ----------
Cash flows from financing activities:
  Cash distributions to partners..........................   (417,712)   (855,848)    (959,006)
                                                            ---------   ---------   ----------
Net increase (decrease) in cash...........................    (34,891)    (36,891)      47,937
Cash at beginning of year.................................    200,122     237,013      189,076
                                                            ---------   ---------   ----------
Cash at end of year.......................................  $ 165,231   $ 200,122   $  237,013
                                                            =========   =========   ==========

   The accompanying notes are an integral part of these financial statements.

         1158

                          PARKER & PARSLEY 91-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

     Parker & Parsley 91-B, L.P. (the "Partnership") is a limited partnership organized in 1991 under the laws of the State of Delaware. As of August 8, 1997, Pioneer Natural Resources USA, Inc. ("Pioneer USA") became the managing general partner of the Partnership. Prior to August 8, 1997, the Partnership's managing general partner was Parker & Parsley Petroleum USA, Inc. ("PPUSA"), a wholly-owned subsidiary of Parker & Parsley Petroleum Company ("Parker & Parsley"). On August 7, 1997, Parker & Parsley and Mesa Inc. received shareholder approval to merge and create Pioneer Natural Resources Company ("Pioneer"). On August 8, 1997, PPUSA was merged with and into Pioneer USA, a wholly-owned subsidiary of Pioneer, resulting in Pioneer USA becoming the managing general partner of the Partnership as PPUSA's successor by merger.

     The Partnership engages primarily in oil and gas development and production in Texas and is not involved in any industry segment other than oil and gas.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Oil and gas properties -- The Partnership utilizes the successful efforts method of accounting for its oil and gas properties and equipment. Under this method, all costs associated with productive wells and nonproductive development wells are capitalized while nonproductive exploration costs are expensed. Capitalized costs relating to proved properties are depleted using the unit-of-production method on a property-by-property basis based on proved oil (dominant mineral) reserves as determined by the engineering staff of Pioneer USA, the Partnership's managing general partner, and reviewed by independent petroleum consultants. The carrying amounts of properties sold or otherwise disposed of and the related allowances for depletion are eliminated from the accounts and any gain or loss is included in operations.

     Impairment of long-lived assets -- In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), the Partnership reviews its long-lived assets to be held and used on an individual property basis, including oil and gas properties accounted for under the successful efforts method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows is less than the carrying amount of the assets. In this circumstance, the Partnership recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset.

     Use of estimates in the preparation of financial statements -- Preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Net income (loss) per limited partnership interest -- The net income (loss) per limited partnership interest is calculated by using the number of outstanding limited partnership interests.

     Income taxes -- A Federal income tax provision has not been included in the financial statements as the income of the Partnership is included in the individual Federal income tax returns of the respective partners.

         1159
                          PARKER & PARSLEY 91-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Statements of cash flows -- For purposes of reporting cash flows, cash includes depository accounts held by banks.

     General and administrative expenses -- General and administrative expenses are allocated in part to the Partnership by the managing general partner or its affiliates. Such allocated expenses are determined by the managing general partner based upon its judgement of the level of activity of the Partnership relative to the managing general partner's activities and other entities it manages. The method of allocation has been consistent over the past several years with certain modifications incorporated to reflect changes in Pioneer USA's overall business activities.

     Reclassifications -- Certain reclassifications may have been made to the 1997 and 1996 financial statements to conform to the 1998 financial statement presentations.

     Environmental -- The Partnership is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Partnership to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of cash payments for the liability or component are fixed or reliably determinable. No such liabilities have been accrued as of December 31, 1998.

     Revenue recognition -- The Partnership uses the entitlements method of accounting for crude oil and natural gas revenues.

     Reporting comprehensive income -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") establishes standards for the reporting and display of comprehensive income (loss) and its components in a full set of general purpose financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Partnership has no items of other comprehensive income (loss), as defined by SFAS No. 130. Consequently, the provisions of SFAS No. 130 do not apply to the Partnership.

NOTE 3. IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS 121, the Partnership reviews its proved oil and gas properties for impairment whenever events and circumstances indicate a decline in the recoverability of the carrying value of the Partnership's oil and gas properties. Based upon a decline in the Partnership's outlook for future commodity prices, the Partnership has estimated the expected future cash flows of its oil and gas properties as of December 31, 1998, 1997 and 1996, and compared such estimated future cash flows to the respective carrying amount of the oil and gas properties to determine if the carrying amounts were likely to be recoverable. For those proved oil and gas properties for which the carrying amount exceeded the estimated future cash flows, an impairment was determined to exist; therefore, the Partnership adjusted the carrying amount of those oil and gas properties to their fair value as determined by discounting their expected future cash flows at a discount rate commensurate with the risks involved in the industry. As a result, the Partnership recognized non-cash impairment provisions of $295,542 and $323,078 related to its proved oil and gas properties during 1998 and 1997, respectively.

         1160
                          PARKER & PARSLEY 91-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4. INCOME TAXES

     The financial statement basis of the Partnership's net assets and liabilities was $217,763 greater than the tax basis at December 31, 1998.

     The following is a reconciliation of net income (loss) per statements of operations with the net income (loss) per Federal income tax returns for the years ended December 31:

                                                      1998        1997        1996
                                                    ---------   ---------   ---------
Net income (loss) per statements of operations....  $(177,905)  $ 222,730   $ 924,002
Depletion and depreciation provisions for tax
  reporting purposes greater than amounts for
  financial reporting purposes....................   (139,323)   (224,519)   (257,785)
Impairment of oil and gas properties for financial
  reporting purposes..............................    295,542     323,078          --
Salvage income....................................         --       6,755       1,373
Other.............................................      4,532         436         278
                                                    ---------   ---------   ---------
          Net income (loss) per Federal income tax
            returns...............................  $ (17,154)  $ 328,480   $ 667,868
                                                    =========   =========   =========

NOTE 5. OIL AND GAS PRODUCING ACTIVITIES

     The following is a summary of the net costs incurred, whether capitalized or expensed, related to the Partnership's oil and gas producing activities for the years ended December 31:

                                                               1998      1997    1996
                                                              -------   ------   ----
Development costs...........................................  $24,381   $7,699   $(58)
                                                              =======   ======   ====

     Capitalized oil and gas properties consist of the following:

                                                                 1998          1997
                                                              -----------   -----------
Property acquisition costs..................................  $   949,486   $   949,486
Completed wells and equipment...............................    8,779,501     8,755,120
                                                              -----------   -----------
                                                                9,728,987     9,704,606
  Accumulated depletion.....................................   (8,171,041)   (7,616,837)
                                                              -----------   -----------
          Net capitalized costs.............................  $ 1,557,946   $ 2,087,769
                                                              ===========   ===========

NOTE 6. RELATED PARTY TRANSACTIONS

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $182,097   $194,622   $176,738
Reimbursement of general and administrative
  expenses...........................................  $ 27,503   $ 35,160   $ 31,806

     The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Pioneer USA, P&P Employees 91-B GP ("EMPL")

         1161
                          PARKER & PARSLEY 91-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

(the "Entities") and the Partnership are parties to the Program agreement. EMPL is a general partnership organized for the benefit of certain employees of Pioneer USA.

     The costs and revenues of the Program are allocated to the Entities and the Partnership as follows:

                                                              ENTITIES    PARTNERSHIP(1)
                                                             ----------   --------------
Revenues:
  Proceeds from disposition of depreciable and depletable
     properties............................................  34.3434343%    65.6565657%
  All other revenues.......................................  34.3434343%    65.6565657%
Costs and expenses:
  Lease acquisition costs, drilling and completion costs
     and all other costs...................................  24.2424242%    75.7575758%
  Operating costs, reporting and legal expenses and general
     and administrative expenses...........................  34.3434343%    65.6565657%

---------------

(1) Includes Pioneer USA's 1% general partner ownership which is allocated at the Partnership level and 10 limited partner interests owned by Pioneer USA.

NOTE 7. OIL AND GAS INFORMATION (UNAUDITED)

     The following table presents information relating to the Partnership's estimated proved oil and gas reserves at December 31, 1998, 1997 and 1996 and changes in such quantities during the years then ended. Due to a change in the accounting policy of the managing general partner in 1997, the Partnership began accounting for processed natural gas production in two components: processed natural gas liquids ("NGLs") and dry residue gas. NGLs are reflected in "Oil and NGLs" in the table below. All of the Partnership's reserves are proved developed and located within the United States. The Partnership's reserves are based on an evaluation prepared by the engineering staff of Pioneer USA and reviewed by Williamson Petroleum Consultants, Inc., an independent petroleum consultant, using criteria established by the Securities and Exchange Commission. Reserve value information is available to limited partners pursuant to the Partnership agreement and, therefore, is not presented.

                                                              OIL AND NGLS      GAS
                                                                 (BBLS)        (MCF)
                                                              ------------   ----------
Net proved reserves at January 1, 1996......................     809,356      1,824,228
Revisions...................................................     101,417        333,217
Production..................................................     (59,195)      (122,758)
                                                                --------     ----------
Net proved reserves at December 31, 1996....................     851,578      2,034,687
Revisions...................................................       9,311     (1,177,065)
Production..................................................     (57,021)       (90,255)
                                                                --------     ----------
Net proved reserves at December 31, 1997....................     803,868        767,367
Revisions...................................................    (224,362)       (91,817)
Production..................................................     (66,527)       (68,244)
                                                                --------     ----------
Net proved reserves at December 31, 1998....................     512,979        607,306
                                                                ========     ==========

     As of December 31, 1998, the estimated present value of future net revenues of proved reserves, calculated using December 31, 1998 prices of $10.61 per barrel of oil, $5.53 per barrel of NGLs and $1.38 per mcf of gas, discounted at 10% was approximately $975,000 and undiscounted was $1,484,000.

         1162
                          PARKER & PARSLEY 91-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Numerous uncertainties exist in estimating quantities of proved reserves and future net revenues therefrom. The estimates of proved reserves and related future net revenues set forth in this report are based on various assumptions, which may ultimately prove to be inaccurate. Therefore, such estimates should not be construed as estimates of the current market value of the Partnership's proved reserves. The Partnership emphasizes that reserve estimates are inherently imprecise and, accordingly, the estimates are expected to change as future information becomes available.

NOTE 8. MAJOR CUSTOMERS

     The following table reflects the major customers of the Partnership's oil and gas sales (a major customer is defined as a customer whose sales exceed 10% of total sales) during the periods ended December 31:

                                                              1998   1997   1996
                                                              ----   ----   ----
Mobil Oil Corporation.......................................  48%    51%    52%
Genesis Crude Oil, L.P......................................  26%    26%    27%
Western Gas Resources, Inc. ................................  22%    19%    15%

     At December 31, 1998, the amounts receivable from Mobil Oil Corporation, Genesis Crude Oil, L.P. and Western Gas Resources, Inc. were $31,064, $14,311 and $29,355, respectively, which are included in the caption "Accounts receivable -- oil and gas sales" in the accompanying Balance Sheet.

     The Partnership's share of oil and gas production is sold to various purchasers. Pioneer USA is of the opinion that the loss of any one purchaser would not have an adverse effect on the ability of the Partnership to sell its oil and gas production.

NOTE 9. ORGANIZATION AND OPERATIONS

     The Partnership was organized December 31, 1991 as a limited partnership under the Delaware Act for the purpose of acquiring and developing oil and gas properties. The general partners were converted to limited partners on November 30, 1992. The managing general partner received an opinion of legal counsel to the effect that such conversion will not result in material adverse tax consequences. The following is a brief summary of the more significant provisions of the limited partnership agreement:

          Managing general partner - The managing general partner of the Partnership is Pioneer USA. Pioneer USA has the power and authority to manage, control and administer all Partnership affairs. As managing general partner and operator of the Partnership's properties, all production expenses are incurred by Pioneer USA and billed to the Partnership and a portion of revenue is initially received by Pioneer USA prior to being paid to the Partnership. Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs, and 1% of its operating and general and administrative expenses. In return it is allocated 1% of the Partnership's revenues.

          Limited partner liability - The maximum amount of liability of any limited partner is the total contributions of such partner plus his share of any undistributed profits.

          Initial capital contributions - The limited partners entered into subscription agreements for aggregate capital contributions of $11,249,000. The managing general partner is required to contribute amounts equal to 1% of initial Partnership capital less sales commission costs allocated to the limited partners and to contribute amounts necessary to pay costs and expenses allocated to it under the Partnership agreement to the extent its share of revenues does not cover such costs.

         1163

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE PARTNERSHIP

     The Partnership does not have any officers or directors. Under the limited partnership agreement, the Partnership's managing general partner, Pioneer USA, is granted the exclusive right and full authority to manage, control and administer the Partnership's business.

     Set forth below are the names, ages and positions of the directors and executive officers of Pioneer USA. Directors of Pioneer USA are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

                                  AGE AT
                               DECEMBER 31,
NAME                               1998                            POSITION
----                           ------------                        --------
Scott D. Sheffield...........       46        President and Director
Timothy L. Dove..............       42        Executive Vice President and Director
Dennis E. Fagerstone.........       49        Executive Vice President and Director
                                              Executive Vice President, General Counsel and
Mark L. Withrow..............       51        Director
                                              Executive Vice President, Chief Financial Officer
M. Garrett Smith.............       37        and Director
Mel Fischer(a)...............       64        Executive Vice President
Lon C. Kile..................       43        Executive Vice President
Rich Dealy...................       32        Vice President and Chief Accounting Officer

---------------

(a) Mr. Fischer was a director and officer until his retirement from Pioneer and Pioneer USA on February 19, 1999.

     Scott D. Sheffield. Mr. Sheffield is a distinguished graduate of The University of Texas with a B.S. in Petroleum Engineering. Since August 1997, he has served as President, Chief Executive Officer and a director of Pioneer and President and a director of Pioneer USA. Mr. Sheffield was the President and a director of Parker & Parsley from May 1990 until August 1997 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley from October 1990 until August 1997. He was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. He served as Vice President -- Engineering of PPDC from September 1981 until April 1985 when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

     Timothy L. Dove. Mr. Dove became Executive Vice President -- Business Development of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President -- International and was promoted to Senior Vice President -- Business Development in October 1996, in which position he served until August 1997. Prior to joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp, in various capacities in international exploration and production, marketing, refining and marketing and planning and development. Mr. Dove earned a B.S. in Mechanical Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

         1164

     Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. He served as Executive Vice President and Chief Operating Officer of Mesa from March 1, 1997 until August 1997. From October 1996 to February 1997, Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa and from May 1991 to October 1996, he served as Vice President -- Exploration and Production of Mesa. From June 1988 to May 1991, Mr. Fagerstone served as Vice President -- Operations of Mesa.

     Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a B. S. in Accounting and Texas Tech University with a Juris Doctorate degree, became Executive Vice President, General Counsel and Secretary of Pioneer and Pioneer USA in August 1997. He was also appointed a director of Pioneer USA in August 1997. Mr. Withrow was Vice President -- General Counsel of Parker & Parsley from January 1991, when he joined Parker & Parsley, to January 1995, when he was appointed Senior Vice President -- General Counsel. He was Parker & Parsley's Secretary from August 1992 until August 1997. Prior to joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald, Midland, Texas.

     M. Garrett Smith. Mr. Smith, a graduate of The University of Texas with a B.S. in Electrical Engineering and Southern Methodist University with an M.B.A., was appointed Executive Vice President and Chief Financial Officer of Pioneer in December 1997. He served as Senior Vice President -- Finance of Pioneer from August 1997 until December 1997. Mr. Smith was elected Senior Vice President -- Finance and a director of Pioneer USA in August 1997. He served as Vice President -- Corporate Acquisitions of Mesa from January 1997 until August 1997. From October 1996 to December 1996, Mr. Smith served as Vice
President -- Finance of Mesa and from 1994 to 1996 he served as Director of Financial Planning of Mesa. Mr. Smith was employed by BTC Partners, Inc. (a former financial advisor to Mesa) from 1989 to 1994.

     Mel Fischer. Mr. Fischer, a graduate of the University of California at Berkeley with a Masters degree in Geology, became Executive Vice President -Worldwide Exploration of Pioneer and Pioneer USA in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997 and was Executive Vice President -- Worldwide Exploration for Parker & Parsley from February 1997 to August 1997. Mr. Fischer retired from Pioneer and Pioneer USA effective February 15, 1999. He worked in the petroleum industry for 32 years, starting as a Petroleum Geologist with Texaco in 1962, and retiring as President, Occidental International Exploration and Production Company in March 1994. For the 10 years prior to becoming President of Occidental International, he served as Executive Vice President, World Wide Exploration with Occidental Oil and Gas Corporation. He is a registered geologist in the State of California, a member of the American Association of Petroleum Geologists and an emeritus member of the Board of Advisors for the Earth Sciences Research Institute at the University of Utah.

     Lon C. Kile. Mr. Kile, a graduate of Oklahoma State University with a B.B.A. in Accounting, became Executive Vice President of Pioneer and Pioneer USA in August 1997. Mr. Kile was Senior Vice President -- Investor Relations from October 1996 to August 1997. Previously, he served as Vice President and Manager of the Mid-Continent Division, Vice President -- Equity Finance & Analysis and Vice President -- Marketing & Program Administration. Prior to joining Parker & Parsley in 1985, he was employed as Supervisor -- Senior, Audit, in charge of Parker & Parsley's audit, with Arthur Young.

     Rich Dealy. Mr. Dealy is a graduate of Eastern New Mexico University with a B.B.A. in Accounting and Finance and is a Certified Public Accountant. He became Vice President and Chief Accounting Officer of Pioneer and Pioneer USA in February 1998. Mr. Dealy served as Controller of Pioneer USA from August 1997 to February 1998. He served as Controller of Parker & Parsley from August 1995 to August 1997. Mr. Dealy joined Parker & Parsley as an Accounting Manager in July, 1992. He was previously employed with KPMG Peat Marwick as an Audit Senior, in charge of Parker & Parsley's audit.

         1165

ITEM 11. EXECUTIVE COMPENSATION

     The Partnership does not have any directors or officers. Management of the Partnership is vested in the managing general partner. The Partnership participates in oil and gas activities through an income tax partnership (the "Program") pursuant to the Program agreement. Under the Program agreement, Pioneer USA and P&P Employees 91-B GP ("EMPL") pay approximately 25% of the Partnership's acquisition, drilling and completion costs and approximately 35% of its operating and general and administrative expenses. In return, they are allocated approximately 35% of the Partnership's revenues. See Notes 6 and 9 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data" for information regarding fees and reimbursements paid to the managing general partner or its affiliates by the Partnership.

     Pioneer USA's current executive officers and other employees are general partners of EMPL. EMPL serves as a co-general partner of the Program. Under this arrangement, EMPL pays approximately 2.5% of the Partnership's acquisition, drilling and completion costs and approximately 3.5% of its operating and general and administrative expenses. In return, EMPL is allocated approximately 3.5% of the Partnership's revenues. EMPL does not receive any fees or reimbursements from the Partnership.

     The Partnership does not directly pay any salaries of the executive officers or employees of Pioneer USA, but does pay a portion of Pioneer USA's general and administrative expenses of which these salaries are a part. See Note 6 of Notes to Financial Statements included in "Item 8. Financial Statements and Supplementary Data".

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  (a) Beneficial owners of more than five percent

     The Partnership is not aware of any person who beneficially owns 5% or more of the outstanding limited partnership interests of the Partnership. Pioneer USA owned 10 limited partner interests at January 1, 1999.

  (b) Security ownership of management

     The Partnership does not have any officers or directors. The managing general partner of the Partnership, Pioneer USA, has the exclusive right and full authority to manage, control and administer the Partnership's business. Under the limited partnership agreement, limited partners holding a majority of the outstanding limited partnership interests have the right to take certain actions, including the removal of the managing general partner or any other general partner. The Partnership is not aware of any current arrangement or activity which may lead to such removal. The Partnership is not aware of any officer or director of Pioneer USA who beneficially owns limited partnership interests in the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Transactions with the managing general partner or its affiliates

     Pursuant to the limited partnership agreement, the Partnership had the following related party transactions with the managing general partner or its affiliates during the years ended December 31:

                                                         1998       1997       1996
                                                       --------   --------   --------
Payment of lease operating and supervision charges in
  accordance with standard industry operating
  agreements.........................................  $182,097   $194,622   $176,738
Reimbursement of general and administrative
  expenses...........................................  $ 27,503   $ 35,160   $ 31,806

     Under the limited partnership agreement, the managing general partner pays 1% of the Partnership's acquisition, drilling and completion costs and 1% of its operating and general and administrative expenses. In return, it is allocated 1% of the Partnership's revenues. Also, see Notes 6 and 9 of Notes to Financial

         1166

Statements included in "Item 8. Financial Statements and Supplementary Data", regarding the Partnership's participation with the managing general partner in oil and gas activities of the Program.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K.

  (a) 1. Financial statements

     The following are filed as part of this annual report:

          Independent Auditors' Report -- Ernst & Young LLP

          Independent Auditors' Report -- KPMG LLP

          Balance sheets as of December 31, 1998 and 1997

          Statements of operations for the years ended December 31, 1998, 1997 and 1996

          Statements of partners' capital for the years ended December 31, 1998, 1997 and 1996

          Statements of cash flows for the years ended December 31, 1998, 1997 and 1997

          Notes to financial statements

  2. Financial statement schedules

     All financial statement schedules have been omitted since the required information is in the financial statements or notes thereto, or is not applicable nor required.

  (b) Reports on Form 8-K

     None.

  (c) Exhibits

     The exhibits listed on the accompanying index to exhibits are filed or incorporated by reference as part of this annual report.

         1167

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PARKER & PARSLEY 91-B, L.P.

                                            By: Pioneer Natural Resources USA,
                                                Inc.
                                                Managing General Partner

                                            By:   /s/ SCOTT D. SHEFFIELD
                                              ----------------------------------
                                                     Scott D. Sheffield,
                                                          President

Dated: March 26, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


               /s/ SCOTT D. SHEFFIELD                  President and Director of        March 26, 1999
-----------------------------------------------------    Pioneer USA
                 Scott D. Sheffield

                 /s/ TIMOTHY L. DOVE                   Executive Vice President and     March 26, 1999
-----------------------------------------------------    Director of Pioneer USA
                   Timothy L. Dove

              /s/ DENNIS E. FAGERSTONE                 Executive Vice President and     March 26, 1999
-----------------------------------------------------    Director of Pioneer USA
                Dennis E. Fagerstone

                 /s/ MARK L. WITHROW                   Executive Vice President,        March 26, 1999
-----------------------------------------------------    General Counsel and Director
                   Mark L. Withrow                       of Pioneer USA

                /s/ M. GARRETT SMITH                   Executive Vice President, Chief  March 26, 1999
-----------------------------------------------------    Financial Officer and
                  M. Garrett Smith                       Director of Pioneer USA

                   /s/ LON C. KILE                     Executive Vice President of      March 26, 1999
-----------------------------------------------------    Pioneer USA
                     Lon C. Kile

                   /s/ RICH DEALY                      Vice President and Chief         March 26, 1999
-----------------------------------------------------    Accounting Officer of Pioneer
                     Rich Dealy                          USA

         1168

                          PARKER & PARSLEY 91-B, L.P.

                               INDEX TO EXHIBITS

     The following documents are incorporated by reference in response to Item 14(c):

      EXHIBIT NO.                                DESCRIPTION
      -----------                                -----------
          3(a)           -- Form of Agreement of Limited Partnership of Parker &
                            Parsley 91-B, L.P. incorporated by reference to Exhibit A
                            of the Partnership's Registration Statement on Form S-1
                            (Registration No. 33-38582) (hereinafter called the
                            Partnership's Registration Statement)
          4(b)           -- Form of Limited Partner Subscription Agreement
                            incorporated by reference to Exhibit C of the
                            Partnership's Registration Statement
          4(b)           -- Form of General Partner Subscription Agreement
                            incorporated by reference to Exhibit D of the
                            Partnership's Registration Statement
          4(b)           -- Power of Attorney incorporated by reference to Exhibit B of the Partnership's Registration Statement
          4(c)           -- Specimen Certificate of Limited Partnership Interest
                            incorporated by reference to Exhibit 4.3 of Amendment No.
                            2 of the Partnership's Registration Statement
         10(b)           -- Development Drilling Program Agreement incorporated by
                            reference to Exhibit B of the Partnership's Registration
                            Statement
         27.1*           -- Financial Data Schedule

---------------

* Filed herewith
         1169

                          PARKER & PARSLEY 91-B, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)
                        DECEMBER 31, 1998, 1997 AND 1996

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

     The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10% per year to reflect the estimated timing of the future cash flows. Future income taxes are calculated by comparing discounted future cash flows to the tax basis of oil and gas properties plus available carryforwards and credits and applying the current tax rates to the difference.

     Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value should also consider probable reserves, anticipated future oil and gas prices, interest rates, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                1998       1997       1996
                                                              --------   --------   ---------
                                                                      (IN THOUSANDS)
Oil and gas producing activities:
  Future cash inflows.......................................  $ 5,585    $14,658    $ 29,545
  Future production costs...................................   (4,101)    (8,821)    (13,913)
  Future development costs..................................       --         --         171
                                                              -------    -------    --------
                                                                1,484      5,837      15,803
  10% annual discount factor................................     (509)    (2,569)     (8,389)
                                                              -------    -------    --------
  Standardized measure of discounted future net cash
     flows..................................................  $   975    $ 3,268    $  7,414
                                                              =======    =======    ========

                                                                YEAR ENDED DECEMBER 31,
                                                              ---------------------------
                                                               1998      1997      1996
                                                              -------   -------   -------
                                                                    (IN THOUSANDS)
Oil and Gas Producing Activities:
  Oil and gas sales, net of production costs................  $  (409)  $  (749)  $(1,161)
  Net changes in prices and production costs................   (1,842)   (3,668)    3,124
  Extensions and discoveries................................       --        --        --
  Sales of minerals-in-place................................       --        --        --
  Purchases of minerals-in-place............................       --        --        --
  Revisions of estimated future development costs...........       --       (96)      (80)
  Revisions of previous quantity estimates and reserves
     added by development drilling..........................     (324)     (549)    1,066
  Accretion of discount.....................................      327       741       467
  Changes in production rates, timing and other.............      (45)      175      (671)
                                                              -------   -------   -------
  Change in present value of future net revenues............   (2,293)   (4,146)    2,745
                                                              -------   -------   -------
  Balance, beginning of year................................    3,268     7,414     4,669
                                                              -------   -------   -------
  Balance, end of year......................................  $   975   $ 3,268   $ 7,414
                                                              =======   =======   =======

         1170

                      PIONEER NATURAL RESOURCES USA, INC.
                           1400 WILLIAMS SQUARE WEST
                           5205 NORTH O'CONNOR BLVD.
                              IRVING, TEXAS 75039

              PROXY FOR 1999 SPECIAL MEETINGS OF LIMITED PARTNERS

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PIONEER NATURAL RESOURCES USA, INC., AS MANAGING GENERAL PARTNER TO THE 25 PUBLICLY-HELD PARKER
& PARSLEY LIMITED PARTNERSHIPS LISTED IN THE PROXY STATEMENT DATED           ,
1999. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

    The undersigned hereby appoints Mark L. Withrow and Timothy L. Dove, and either of them, proxies or proxy with full power of substitution and revocation as to each of them, to represent the undersigned and to act and vote, with all powers which the undersigned would possess if personally present, at the special
meetings of limited partners to be held on           , 1999 at 2:00 p.m. at the
Wyndham Anatole Hotel,         Room, 2201 Stemmons Freeway, Dallas, Texas 75207,
on the following matters and in their discretion on any other matters which may come before the meeting or any adjournments thereof. Receipt of the proxy
statement dated           , 1999 is acknowledged.

ITEM 1. Proposal to approve the Agreement and Plan of Merger dated as of , 1999, among Pioneer Natural Resources Company, Pioneer Natural
Resources USA, Inc. and each of the partnerships.

         FOR [ ]                AGAINST [ ]                ABSTAIN [ ]

ITEM 2. Proposal to amend the partnership agreement of         to permit the
partnership's merger with and into Pioneer Natural Resources USA, Inc.

         FOR [ ]                AGAINST [ ]                ABSTAIN [ ]

ITEM 3. Proposal to approve the opinion issued to Pioneer USA by         on
behalf of the limited partners that neither the grant nor the exercise of the right to approve the mergers by the limited partners will result in the loss of any limited partner's limited liability or adversely affect the tax status of
the partnerships and to approve the selection of       as special legal counsel
for the limited partners to render such legal opinion.

         FOR [ ]                AGAINST [ ]                ABSTAIN [ ]

ITEM 4. In the discretion of the proxies, upon such other business incident to the conduct of the meeting as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned. IN THE ABSENCE OF SUCH DIRECTION, THE PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH IN ITEMS 1, 2 AND 3.

                                                 Signature
                                                 -------------------------------

                                                 Signature
                                                 -------------------------------

                                                 Date
                                                 -------------------------------

                                                 NOTE: PLEASE SIGN AS NAME
                                                 APPEARS HEREON. JOINT OWNERS
                                                 SHOULD EACH SIGN. WHEN SIGNING
                                                 AS ATTORNEY, EXECUTOR,
                                                 ADMINISTRATOR, TRUSTEE OR
                                                 GUARDIAN, PLEASE GIVE FULL
                                                 TITLE AS SUCH.